      AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON DECEMBER 28, 1995.
                                                                File No. 33-8982
                                                                ICA No. 811-4852
                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933            /X/

     Pre-Effective Amendment No. _____                             / /

     Post-Effective Amendment No. 26                               /X/

     and

REGISTRATION STATEMENT UNDER
THE INVESTMENT COMPANY ACT OF 1940                                 /X/

     Amendment No. 27                                              /X/

                             THE VICTORY PORTFOLIOS
           (Exact name of Registrant as Specified in Trust Instrument)

                                3435 Stelzer Road
                              Columbus, Ohio 43219
                     (Address of Principal Executive Office)

                                 (800) 362-5365
                        (Area Code and Telephone Number)

                            George O. Martinez, Esq.
                           Concord Holding Corporation
                                3435 Stelzer Road
                              Columbus, Ohio 43219
                     (Name and Address of Agent for Service)

                                    Copy to:

                              Carl Frischling, Esq.
                            Kramer, Levin, Naftalis,
                             Nessen, Kamin & Frankel
                                919 Third Avenue
                            New York, New York 10022

It is proposed that this filing will become effective:

/ /  Immediately upon filing pursuant to   / /  on (__________) pursuant to
     paragraph (b)                              paragraph (b)

/ /  60 days after filing pursuant to      /X/  on March 1, 1996 pursuant to
     paragraph (a)(1)                           paragraph (a)(1)

/ /  75 days after filing pursuant to      / /  on (          ) pursuant to
     paragraph (a)(2)                           paragraph (a)(2), of rule 485.

IF APPROPRIATE, CHECK THE FOLLOWING BOX:

/ / THIS POST-EFFECTIVE AMENDMENT DESIGNATES A NEW EFFECTIVE DATE FOR A PREVIOUSLY FILED POST-EFFECTIVE AMENDMENT.

REGISTRANT HAS REGISTERED AN INDEFINITE NUMBER OF SHARES PURSUANT TO RULE 24f-2 AND ITS RULE 24f-2 NOTICE FOR ITS APRIL 30, 1995 FISCAL YEAR WAS FILED ON JUNE 30, 1995, FOR ITS AUGUST 31, 1995 FISCAL YEAR WAS FILED ON OCTOBER 25, 1995, AND REGISTRANT WILL FILE ON OR ABOUT DECEMBER 29, 1995 ITS RULE 24f-2 NOTICE FOR ITS OCTOBER 31, 1995 FISCAL YEAR, IN ACCORDANCE WITH RULE 24f-2.

BY THIS AMENDMENT TO THE REGISTRATION STATEMENT (No. 33-8982) ON FORM N-1A
OF THE VICTORY PORTFOLIOS, THE BOARD OF TRUSTEES OF THE VICTORY PORTFOLIOS, A DELAWARE BUSINESS TRUST, ADOPTS THE REGISTRATION STATEMENT OF THE VICTORY PORTFOLIOS, A MASSACHUSETTS BUSINESS TRUST, UNDER THE SECURITIES ACT OF 1933 AND THE NOTIFICATION OF REGISTRATION AND REGISTRATION STATEMENT OF THE VICTORY PORTFOLIOS UNDER THE INVESTMENT COMPANY ACT OF 1940.

The Victory Portfolios





                             THE VICTORY PORTFOLIOS
                             CROSS-REFERENCE SHEET

Form N-1A Part A Item                                       Prospectus Caption
---------------------                                       ------------------
i.                                                               Cover Page               Cover Page

ii.      Synopsis                                           Summary of Fund Expenses

iii.                                                             Condensed Financial Information
                                                                 Financial Highlights

iv.                                                              General Description of Registrant
                                                                 Investment Objective and Policies;
                                                            Limiting Investment Risks; Additional
                                                            Information; Additional Information Regarding
                                                            Securities in which the Fund May Invest

v.                                                               Management of the Fund   Fund
                                                            Organization and Fees

v.A.     Management's Discussion of Fund                    Portfolio Management
         Performance

vi.                                                              Capital Stock and Other Securities
                                                                 How to Invest, Exchange and Redeem;
                                                            Dividends, Distributions and Taxes; Additional
                                                            Information

vii.                                                             Purchase of Securities Being Offered
                                                                 How to Invest, Exchange and Redeem

viii.                                                            Redemption or Repurchase      How to
                                                            Invest, Exchange and Redeem

ix.                                                              Pending Legal Proceedings
                                                                 Inapplicable

The Victory Portfolios


                              CROSS REFERENCE SHEET
                      THE VICTORY PORTFOLIOS - STATEMENT OF
                             ADDITIONAL INFORMATION


         Form N-1A Part B Item
         ---------------------
x.       Cover Page                                         Cover Page

xi.                                                              Table of Contents        Table of
                                                            Contents

xii.                                                             General Information and History
                                                                 The Victory Portfolios; Additional
                                                            Information-Description of Shares

xiii.                                                            Investment Objectives and Policies
                                                                 Investment Objective and Policies

xiv.                                                             Management of the Fund
                                                                 Management of the Victory Portfolios

xv.                                                              Control Persons and Principal
                                                                 Additional Information - Miscellaneous
         Holders of Securities

xvi.                                                             Investment Advisory and Other
                                                                 Management of The Victory Portfolios
         Services

xvii.                                                            Brokerage Allocation and Other
                                                            Practices      Management of The Victory
                                                            Portfolios- Portfolio Transactions

xviii.                                                      Capital Stock and Other Securities
                                                                 Valuation; Additional Purchase and
                                                            Redemption Information; Matters Affecting
                                                            Redemption; Additional Information

xix.                                                             Purchase, Redemption and Pricing
                                                                 Valuation; Additional Purchase and
         of  Securities Being Offered                       Redemption Information; Management of the
                                                            Victory Portfolios

The Victory Portfolios



         Form N-1A Part B Item
         ---------------------
xx.                                                         Tax Status     Additional Purchase and
                                                            Redemption Information; Additional Tax
                                                            Information
xxi.                                                             Underwriters     Management of the
                                                            Funds-Distributor

xxii.                                                            Calculation of Performance Data
                                                                 Additional Information - Calculation of
                                                            Performance Data

xxiii.   Financial Statements

The Victory Portfolios





                                     PART A

THE
VICTORY
PORTFOLIOS
FINANCIAL RESERVES FUND



PROSPECTUS              For current yield, purchase and redemption information,
March 1, 1996                                 call 800-539-FUND or 800-539-3863



THE VICTORY PORTFOLIOS (the "Victory Portfolios") is a registered open-end management investment company that offers investors a selection of money market, fixed-income, municipal bond, domestic and international equity portfolios. This Prospectus relates to the Victory Financial Reserves Fund (the "Fund"). KeyCorp Mutual Fund Advisers, Inc., Cleveland, Ohio, an indirect subsidiary of KeyCorp, is the investment adviser to the Fund ("Key Advisers" or the "Adviser"). Society Asset Management, Inc., Cleveland, Ohio, an indirect subsidiary of KeyCorp, is the investment sub-adviser to the Fund (the "Sub-Adviser" or "Society"). Concord Holding Corporation is the Fund's administrator (the "Administrator"). Victory Broker-Dealer Services, Inc. is the Fund's distributor (the "Distributor").



The Fund seeks to obtain as high a level of current income as is consistent with preserving capital and providing liquidity. The Fund pursues this investment objective by investing primarily in a portfolio of high-quality U.S. dollar-denominated money market instruments. Shares of the Fund are offered at net asset value.



Please read this Prospectus before investing. It is designed to provide you with information and to help you decide if the Fund's goals match your own. Retain this document for future reference. A Statement of Additional Information (dated March 1, 1996) for the Fund and an annual report for the Fund's fiscal year ended October 31, 1995, and for Financial Reserves Portfolio, the immediate predecessor to the Fund (the "First Predecessor Fund") and for The Victory Fund, the predecessor to the First Predecessor Fund (the "Second Predecessor Fund," together with the First Predecessor Fund, the "Predecessor Funds") and have been filed with the Securities and Exchange Commission and are incorporated herein by reference. This Statement of Additional Information is available without charge upon request from 800-539-3863.



SHARES OF THE FUND ARE NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT.



THERE CAN BE NO ASSURANCE THAT THE FUND WILL MAINTAIN A STABLE $1.00 SHARE
PRICE.




SHARES OF THE FUND ARE:

-        NOT INSURED BY THE FDIC;

- NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY KEYCORP BANK, ANY OF ITS AFFILIATES, OR ANY OTHER BANK;

- SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION ("COMMISSION"), OR SECURITIES REGULATORY AUTHORITY OF ANY STATE, NOR HAS THE COMMISSION OR ANY SUCH STATE AUTHORITY PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS                                                                                       PAGE
                                                                                                        ----
Summary of Fund Expenses                                                                                   4
Financial Highlights                                                                                       5
Investment Objective                                                                                       7
Investment Risks                                                                                           7
How to Invest and Redeem                                                                                  10
Dividends, Distributions and Taxes                                                                        13
Performance                                                                                               15
Fund Organization and Fees                                                                                15
Additional Information                                                                                    18
Additional Information Regarding Securities in Which the Fund May Invest                                  19

                            SUMMARY OF FUND EXPENSES

The table below summarizes the expenses associated with the Fund. This standard format was developed for use by all mutual funds to help you make your investment decisions. Of course, you should consider this expense information along with other important information in this Prospectus, including the Fund's investment objective investment policies and risk factors, and financial highlights.



A.  SHAREHOLDER TRANSACTION EXPENSES



Maximum Sales Charge                                                                                    None
Sales Charge Imposed on Reinvested Dividends                                                            None
Deferred Sales Load                                                                                     None
Redemption Fees                                                                                         None
Exchange Fee                                                                                            None



B. ESTIMATED ANNUAL FUND OPERATING EXPENSES AFTER EXPENSE WAIVERS AND REIMBURSEMENTS (AS A PERCENTAGE OF AVERAGE NET ASSETS)



Advisory Fee(1)                                                                                          .35%
Administration Fee                                                                                       .15%
Total Other Expenses                                                                                     .15%
                                                                                                         ---
Total Fund Operating Expenses(2)                                                                         .65%
                                                                                                         ===



(1) Key Advisers has agreed to reduce its fees to the extent necessary necessary so that the total operating expenses of the Fund do not exceed .77% until at least [February 28, 1996]. Key Advisers may terminate this voluntary waiver at any time at its sole discretion. The maximum Advisory Fee absent waiver is .50%.



(2) Without the voluntary waiver referred in footnote (1) above, the total operating expense ratio of the Fund would be .74%.



C. EXAMPLE: You would pay the following expenses on a $1,000 investment assuming (1) 5% annual return and (2) redemption at the end of each time period. As noted in the table above, the Fund charges no redemption fees:



One Year                                                                                                 $ 7
Three Years                                                                                              $21
Five Years                                                                                               $37
Ten Years                                                                                                $82



Explanation of Table: The purpose of the table is to assist an investor in understanding the various costs and expenses that an investor in the Fund would bear either directly or indirectly. For more complete descriptions of the various costs and expenses, see "Fund Information." The foregoing example is based upon expenses for the fiscal year ended October 31, 1995 and expenses that the Fund is expected to incur during the current fiscal year. THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE FUND PERFORMANCE OR EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.



A. SHAREHOLDER TRANSACTION EXPENSES represent charges paid when an investor purchases or redeems shares of the Fund.



B. ESTIMATED ANNUAL FUND OPERATING EXPENSES are based on the Fund's estimated expenses for a fiscal year.

                              FINANCIAL HIGHLIGHTS

         The information in the table below sets forth certain financial information with respect to the per-share data and ratios for the Fund and its Predecessor Funds, and (except as indicated) has been audited by Coopers & Lybrand LLP (for the fiscal year ended October 31, 1995), by KPMG Peat Marwick LLP (for the fiscal year ended October 31, 1994), and by Price Waterhouse LLP (for all earlier periods), respectively, whose reports thereon, together with the financial statements of the Fund and the Predecessor Funds are incorporated by reference into or contained in the Statement of Additional Information.

                                   Year       Six Months
                                   Ended        Ended                          Years Ended October 31,
                                October 31,   April 30,                        -----------------------
                                  1995+++        1995       1994       1993+      1992+      1991+      1990       1989
                                  ----           ----       ----       -----      -----      -----      ----       ----
                                                                               (unaudited)
Net asset value, beginning
  of year                         [to be       [to be     $  1.000   $  1.000   $  1.000   $  1.000   $  1.000   $  1.000
INCOME FROM INVESTMENT           inserted]    inserted]
  OPERATIONS:
  Net interest income(1)                                     0.035      0.030      0.040      0.060      0.080      0.090
DISTRIBUTIONS:
  Net interest income                                       (0.035)    (0.030)    (0.040)    (0.060)    (0.080)    (0.090)
Net asset value, end of year                              $  1.000   $  1.000   $  1.000   $  1.000   $  1.000   $  1.000
TOTAL RETURN++                                                3.57%      2.81%      3.76%      6.28%      8.12%      9.14%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of
  Year (000)                                              $433,266   $457,872   $523,889   $412,542   $432,905   $369,582
Ratio of expenses to
  average net assets(1)                                       0.57%      0.55%      0.55%      0.55%      0.55%      0.56%
Ratio of net interest
  income to average net
  assets                                                      3.48%      2.78%      3.67%      6.12%      7.84%      8.77%




                                          Years Ended October 31,
                                          -----------------------
                                   1988       1987       1986       1985
                                   ----       ----       ----       ----
Net asset value, beginning
  of year                        $  1.000   $  1.000   $  1.000   $  1.000
INCOME FROM INVESTMENT
  OPERATIONS:
  Net interest income(1)            0.070      0.060      0.070      0.080
DISTRIBUTIONS:
  Net interest income              (0.070)    (0.060)    (0.070)    (0.080)
Net asset value, end of year     $  1.000   $  1.000   $  1.000   $  1.000
TOTAL RETURN++                       7.13%      6.19%      6.87%      8.25%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of
  Year (000)                     $409,440   $388,938   $231,823   $147,407
Ratio of expenses to
  average net assets(1)              0.54%      0.56%      0.57%      0.59%
Ratio of net interest
  income to average net
  assets                             6.92%      6.06%      6.55%      7.92%




(1) During the years ended October 31, 1993, 1992, and 1991 various fees and expenses were voluntarily waived and reimbursed by Society Asset Management, Inc. During the year ended October 31, 1994 various fees and expenses were voluntarily waived and reimbursed by Key Trust Company. The ratio of expenses to average net assets had such waivers and reimbursements not occurred were as follows:



Ratio of expenses to
average net assets                                            0.73%      0.70%      0.70%      0.62%      --         --



Ratio of expenses to
average net assets                                            --         --         --         --



+ Effective May 16, 1991, Ameritrust Company National Association became investment adviser to the Predecessor Fund. Ameritrust was acquired by Society Corporation on March 16, 1992, and merged into Society National Bank, a wholly-owned subsidiary of Society Corporation on July 13, 1992. On January 7, 1993, investment responsibility was transferred to Society Asset Management, Inc., another wholly-owned subsidiary of Society Corporation.



++ Total return would have been lower had certain expenses not been reduced during the period.



+++ The Fund's fiscal year end was changed to the period ending October 31 of each year.

                              INVESTMENT OBJECTIVE



The investment objective of the Fund is to obtain as high a level of current income as is consistent with preserving capital and providing liquidity through investment in high-quality, money market instruments. The investment objective of the Fund is fundamental and may not be changed without a vote of a majority of the Fund's outstanding voting securities (as defined in the Statement of Additional Information). There can be no assurance that the Fund will achieve its investment objective.



ACCEPTABLE INVESTMENTS. The Fund will invest primarily in high-quality, U.S. dollar-denominated money market instruments with remaining maturities of 397 days or less at the time of purchase by the Fund and average maturity, computed on a dollar weighted basis, of 90 days or less:



- obligations of domestic and foreign financial institutions consisting of certificates of deposit, bankers' acceptances and time deposits.



- obligations of foreign branches of U.S. banks (Eurodollars) consisting of certificates of deposit, bankers' acceptances and time deposits.



- obligations of the U.S. government or any of its agencies or instrumentalities which may be backed by the credit-worthiness of the issuing agency.



- short-term corporate obligations, consisting of commercial paper, notes, and bonds, with remaining maturities of one year or less of domestic and foreign issuers.



- repurchase agreements with member banks of the Federal Reserve System and primary dealers in U.S. government securities with respect to any security in which the Fund is authorized to invest.



- other short-term debt obligations of domestic and foreign issuers discussed in this prospectus.



The Fund may engage in reverse repurchase agreements.



The investment policies of the Fund may be changed without an affirmative vote of the holders of a majority of the Fund's outstanding voting securities unless
(1) a policy is expressly deemed to be a fundamental policy of the Fund or (2) a policy is expressly deemed to be changeable only by such a majority vote.



                                INVESTMENT RISKS



The Fund may invest up to 25% of its total assets in U.S. dollar-denominated instruments issued by foreign branches of U.S. banks (Eurodollars), foreign banks and other foreign issuers (including American Depository Receipts). Investments in foreign securities, certificates of deposit and demand and time deposits of foreign banks and foreign branches of U.S. banks (including Eurodollar Certificates of Deposit, Eurodollar Time Deposits, Canadian Time Deposits, Yankee Certificates of Deposit, Canadian Commercial Paper and Europaper) may subject the Fund to investment risks that differ in some respects from those related to investments in obligations of U.S. domestic issuers. Such risks include future adverse economic and political developments, the possible imposition of withholding taxes on interest income, possible seizure, nationalization or expropriation, or the imposition of other restrictions which could adversely affect the payment of principal and interest on such obligations. Certain provisions of federal law which govern the establishment and operation of U.S. banks do not apply to foreign banks or to foreign branches of U.S. banks. In addition, there is no limit on the amount of the Fund's investments in any one type of instrument or in the securities of issuers located in any one particular foreign country. The Fund will acquire such securities or financial instruments only when Key Advisers or the Sub-Adviser believes that the risks associated with them are minimal.

Available cash invested in the Fund earns income at current money market rates while remaining conveniently liquid. In order to provide full liquidity, the Fund will seek to maintain a stable $1.00 share price; limit portfolio average maturity to 120 days or less (however, as a matter of nonfundamental policy and in order to conform with applicable regulation, average weighted portfolio maturity will be limited to 90 days or less); buy U.S. dollar-denominated securities which mature in one year or less; and buy only high quality securities with minimal credit risks. As required by Rule 2a-7 under the Investment Company Act of 1940, as amended ("Rule 2a-7"), the Fund's Board of Trustees (the "Trustees") will monitor the quality of the Fund's investments.



Of course, a $1.00 share price cannot be guaranteed, but these practices help to minimize any price fluctuations that might result from rising or declining interest rates. Accordingly, while the Fund invests in high quality securities, investors should be aware that an investment is not without risk even if all securities are paid in full at maturity. All money market instruments, including U.S. government securities, can change in value when interest rates or an issuer's creditworthiness changes.




    ADDITIONAL INFORMATION REGARDING SECURITIES IN WHICH THE FUND MAY INVEST



The following paragraphs provide a brief description of some of the types of securities in which the Fund may invest, the transactions it may make and strategies it may adopt. The Fund may, following notice to its shareholders, take advantage of other investment practices which are not at present contemplated for use by the Fund or which currently are not available but which may be developed, to the extent such investment practices are both consistent with the Fund's investment objective and legally permissible for the Fund.
Such investment practices, if they arise, may involve risks which exceed those involved in the activities described in this Prospectus.



BANK OBLIGATIONS:



COMMERCIAL PAPER consists of short-term obligations issued by banks, broker-dealers, corporations and other entities for purposes such as financing their current operations.



CERTIFICATES OF DEPOSIT are negotiable certificates representing a commercial bank's obligations to repay funds deposited with it, earning specified rates of interest over given periods.



BANKERS' ACCEPTANCES are negotiable obligations of a bank to pay a draft which has been drawn on it by a customer. These obligations are backed by large banks and usually backed by goods in international trade.



TIME DEPOSITS are non-negotiable deposits in a banking institution earning a specified interest rate over a given period of time.



CORPORATE OBLIGATIONS. Corporate obligations are bonds issued by corporations and other business organizations in order to finance their long-term credit needs. Corporate bonds in which a Fund may invest generally consist of those rated A or higher by S&P or Moody's that possess many favorable investment attributes. In the lower end of this category, credit quality may be more susceptible to potential future changes in circumstances.



WHEN ISSUED AND DELAYED DELIVERY SECURITIES. The Fund does not intend to invest in forward commitments for speculative purposes; however, the Fund may purchase and sell securities on a "when-issued" and "delayed delivery" basis. These are arrangements in which the Fund purchases securities with payment and delivery scheduled for a future date. If completed, the transaction will generally settle within 60 days. Purchases of securities on a "when-issued" or "delayed delivery" basis are subject to market fluctuation and are subject to the risk that the market value may change before the delivery date, which could affect the market value of the Fund's assets. Although the Fund will generally purchase securities on a "when-issued" basis with the intention of acquiring such securities, it may sell such securities before the settlement date if it is deemed advisable. When the

Fund is the buyer in such a transaction, it will segregate and maintain cash or high-grade readily marketable debt securities sufficient to pay for such purchase commitments. To the extent the Fund engages in "when-issued" and "delayed delivery" transactions, it will do so only for the purpose of acquiring portfolio securities consistent with the Fund's investment objectives and policies, and not for the purpose of leverage. In "when-issued" and "delayed delivery" transactions, the Fund relies on the seller to complete the transaction. The other party's failure may cause the Fund to miss a price or yield considered advantageous. Ordinarily, the Fund will not earn interest on securities purchased until they are delivered.



VARIABLE AND FLOATING RATE SECURITIES. The Fund may purchase variable and floating rate obligations, including certain participation interests in municipal obligations, which are tax-exempt obligations containing interest rate adjustment formulas that help stabilize their market values. Many variable and floating rate instruments also carry demand features that permit the funds to sell them at par value plus accrued interest on short notice, generally not to exceed seven days. When determining the maturity of a variable or floating rate instrument, the fund may look to the date the demand feature can be exercised, or to the date the interest rate is readjusted, rather than to the final maturity of the instrument.



REPURCHASE AGREEMENTS AND SECURITIES LOANS. In a repurchase agreement, the Fund purchases a security at one price and simultaneously agrees to sell it back at a higher price. The Fund may also make securities loans to broker-dealers and institutional investors. In the event of the bankruptcy of the other party to either a repurchase agreement or a securities loan, the Fund could experience delays in recovering its cash or the securities it lent. To the extent that, in the meantime, the value of the securities purchased had decreased or the value of the securities lent had increased, the Fund could experience a loss. In all cases, Key Advisers or the Sub-Adviser must find the creditworthiness of the other party to the transaction satisfactory. The Fund may invest only in repurchase agreements that are secured by those securities in which it is permitted to invest directly. Repurchase agreements are considered by the staff of the Securities and Exchange Commission to be loans by the Fund.



REVERSE REPURCHASE AGREEMENTS. In a reverse repurchase agreement, the Fund temporarily transfers possession of a portfolio security to another party, such as a bank or a broker-dealer, in return for cash, and agrees to buy the security back at a future date and price. The Fund can invest the cash it receives or use it to meet redemption requests. If the Fund reinvests the cash at a rate higher than the rate reflected by the terms of the agreement, it may earn additional income. At the same time, the Fund is exposed to greater potential fluctuations in the value of its assets when engaging in reverse repurchase agreements.



At all times that a reverse repurchase agreement is outstanding, the Fund will maintain cash and liquid securities in a segregated account at its custodian bank with a value at least equal to its obligation under the agreement. Securities and other assets held in the segregated account may not be sold while the reverse repurchase agreement is outstanding, unless other suitable assets are substituted. While Key Advisers or the Sub-Adviser does not consider reverse repurchase agreements to involve borrowing money, reverse repurchase agreements will be included within the aggregate limitation on "borrowings" contained in the Fund's fundamental limitation. (See the Statement of Additional Information).



PARTICIPATION INTERESTS. The Fund may purchase interests in securities from financial institutions such as commercial and investment banks, savings and loan associations and insurance companies. These interests may take the form of participation, beneficial interests in a trust, partnership interests or any other form of indirect ownership. The Fund invests in these participation interests in order to obtain credit enhancement or demand features that would not be available through direct ownership of the underlying securities.



EXTENDIBLE DEBT SECURITIES. The Fund may purchase extendible debt securities. Extendible debt securities purchased by the Fund are securities that can be retired at the option of a Fund at various dates prior to maturity. In calculating average portfolio maturity, the Fund may treat extendible debt securities as maturing on the next optional retirement date.

ILLIQUID INVESTMENTS AND RESTRICTED SECURITIES. The Fund may invest up to 10% of its assets in illiquid investments (investments that cannot be readily sold within seven days in the usual course of business at approximately the price at which the Fund has valued them), including restricted securities deemed to be illiquid. Under the supervision of the Trustees, Key Advisers or the Sub-Adviser determines the liquidity of the Fund's investments. The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Fund to sell them promptly at an acceptable price. "Restricted Securities" are securities which are acquired without registration under the Securities Act of 1933, as amended (the "1933 Act"). Unless registered for sale, these securities can only be sold in privately negotiated transactions or pursuant to an exemption from registration. Unless registered for sale, these securities can only be sold in privately negotiated transactions or pursuant to and exemption from registration.



MASTER DEMAND NOTES. Master demand notes are unsecured obligations that permit the investment of fluctuating amounts by the Fund at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the issuer as borrower.



MONEY MARKET INSTRUMENTS. Money market instruments refer to short-term, high-quality debt securities, including U.S. government obligations, commercial paper, certificates of deposit, bankers' acceptances, time deposits and short-term corporate obligations. Money market instruments may carry fixed rates of return or have variable or floating interest rates.



MORTGAGE-BACKED SECURITIES. Mortgage-backed securities purchased by the Fund are securities issued or guaranteed by agencies or instrumentalities of the U.S. government and non-government entities such as banks, mortgage lenders, or other financial institutions. A mortgage-backed security may be an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage-backed securities make payments of both principal and interest at a variety of intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-backed securities are based on different types of mortgages including those on commercial real estate or residential properties. Other types of mortgage-backed securities will likely be developed in the future, and the Fund may invest in them if the Key Advisers or the Sub-Adviser determines they are consistent with the Fund's investment objective and policies. The Fund will not acquire "residual" interests in real estate mortgage investment conduits ("REMICs") under current tax law in order to avoid certain potential adverse tax consequences.



The value of mortgage-backed securities may change due to shifts in the market's perception of issuers. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Non-government, mortgage-backed securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. Mortgage-backed securities are subject to prepayment risk. Prepayment, which occurs when unscheduled or early payments are made on the underlying mortgages, may shorten the effective maturities of these securities and may lower their total returns. The rate of prepayments is generally expected to increase in periods of declining interest rates. Consequently, in such periods, some of the Fund's higher-yielding securities may be converted to cash, and the Fund will be forced to accept lower interest rates when that cash is used to purchase additional securities.



ZERO COUPON BONDS. The Fund may purchase zero coupon bonds. Zero coupon bonds purchased by the Fund do not make interest payments; instead, they are sold at a deep discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be very volatile when interest rates change. In calculating its daily dividend and in complying with federal tax distribution requirements, the Fund takes into account as income a portion of the difference between a zero coupon bond's purchase price and its face value. Although zero coupon securities pay no interest to holders prior to maturity, interest on these securities is reported as income to the Fund and distributed to its shareholders. These distributions must be made from the Fund's cash assets or, if necessary, from the proceeds of sales of portfolio securities. The

Fund will not be able to purchase additional income producing securities with cash used to make such distributions and its current income ultimately may be reduced as a result.



A broker-dealer creates a derivative zero by separating the interest and principal components of a U.S. treasury security and selling them as two individual securities. CATS (Certificates of Accrual on Treasury Securities), TIGRs (Treasury Investment Growth Receipts), and TRs (Treasury Receipts) are examples of derivative zeros. The Fund does not consider these instruments to be U.S. Government securities for certain purposes under the 1940 Act.



STRIPS. The Fund may invest in STRIPS (Separate Trading of Registered Interest and Principal of Securities). The Federal Reserve Bank creates STRIPS by separating the interest and principal components of an outstanding U.S. Treasury bond and selling them as individual securities. Bonds issued by the Resolution Funding Corporation and the Financing Corporation can also be separated in this fashion. Original issue zeros are zero coupon securities originally issued by the U.S. government, a government agency or a corporation in zero coupon form.



U.S. GOVERNMENT OBLIGATIONS.   U.S. Government Obligations are debt securities
issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. government. Not all U.S. government obligations are backed by the full faith and credit of the United States. For example, securities issued by the Federal Farm Credit Bank or by the Federal National Mortgage Association are supported by the agency's right to borrow money from the U.S. Treasury under certain circumstances. Securities issued by the Federal Home Loan Banks are supported only by the credit of the agency. There is no guarantee that the government will support these types of securities, and therefore they involve more risk than government obligations which are backed by the full faith and credit of the United States.



INVESTMENT COMPANY SECURITIES. The Fund may invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the securities of any one investment company or invest more than 10% of its total assets in the securities of other investment companies. To the extent required by the laws of any state in which shares of a fund of the Victory Portfolios are sold, Key Adviser and/or the Sub-Adviser will waive its investment advisory fee as to all assets invested in other investment companies. Because such other investment companies employ an investment adviser, such investment by the Fund will cause shareholders to bear duplicative fees, such as management fees, to the extent such fees are not waived by Key Adviser and/or the Sub-Adviser. The Fund will invest only in the securities of other money market funds which have similar investment policies and objectives and which invest only in securities of equal or higher short-term ratings.



SHORT-TERM FUNDING AGREEMENTS. The Fund may invest in short-term funding agreements (sometimes referred to as "GICs") issued by insurance companies. Pursuant to a short-term funding agreement, the Fund invests an amount of cash with an insurance company and the insurance company credits such investment on a monthly basis with guaranteed interest which is based on an index.
Short-term funding agreements provide that this guaranteed interest will not be less than a certain minimum rate. The Fund will purchase a short-term funding agreement only when Key Advisers and the Sub-Adviser have determined, under guidelines established by the Victory Portfolios' Board of Trustees, that the agreement presents minimal credit risks to the Fund and is of comparable quality to instruments that possess the highest short-term rating from an NRSRO not affiliated with the issuer or guarantor of the instrument. The Fund may receive all principal and accrued interest on a short-term funding agreement at any time upon thirty days' written notice. Because the Fund may not receive the principal amount of a short-term funding agreement from the insurance company on seven days' notice or less, a short-term funding agreement is considered an illiquid investment and, together with other instruments in the Fund which are not readily marketable, will not exceed 10% of the Fund's total assets.

LIMITING INVESTMENT RISKS



The Fund follows specific guidelines in buying portfolio securities:



The Fund will only purchase obligations that (i) are rated high quality by two of the following four nationally recognized rating services: Duff & Phelps Inc. ("Duff"), Fitch Investors Service, Inc. ("Fitch"), Moody's Investors Service, Inc. ("Moody's"), and Standard & Poor's Corporation ("S&P"), if rated by two or more services; (ii) are rated high quality if rated by only one rating service; or (iii) if unrated, are determined to be of equivalent quality pursuant to procedures reviewed by the Trustees. Obligations that are not rated are not necessarily of lower quality than those which are rated, but may be less marketable and therefore may provide higher yields.



Currently, only obligations in the top two categories are considered to be rated high quality for commercial paper. The two highest rating categories of Duff, Fitch, Moody's and S&P are Duff 1 and Duff 2, Fitch-1 and Fitch-2, Prime-1 and Prime-2, and A-1 and A-2, respectively. Under Rule 2a-7, the Fund is not permitted to invest more than 5% of its total assets in securities that would be considered to be in the second highest rating category, and, subject to this limitation, the Fund may not invest more than the greater of 1% of its total assets or $1 million in such securities of any one issuer. However, the Fund currently has a nonfundamental policy to purchase only commercial paper which is rated in the single highest category by the rating services as outlined above, or which, if unrated, is deemed to be of equivalent quality pursuant to procedures reviewed by the Trustees. The Fund may purchase an instrument rated below highest quality by a rating service if two other services have given that instrument a highest quality rating ("split rated" obligation), and if Key Advisers or the Sub-Adviser considers that the instrument is of highest quality and presents minimal credit risks.



For other corporate obligations, the two highest rating categories are Duff 1 and Duff 2, AAA and AA by Fitch, Aaa and Aa by Moody's, and AAA and AA by S&P. For a more complete description of these ratings see the Appendix to the Statement of Additional Information.



The Fund will commit no more than 10% of its net assets to illiquid securities, including repurchase agreements maturing in more than seven days, subject to the Fund's fundamental limitation on investments in illiquid securities.



In addition, the Fund has certain other limitations. The Fund will not purchase a security other than U.S. government securities if, as a result: (a) with respect to 75% of total assets, more than 5% of total assets would be invested in the securities of any one issuer (with respect to the remaining 25% of total assets, the Fund may invest an amount equal to 10% of total assets in bankers' acceptances, certificates of deposit and time deposits of a single bank); however, as a matter of nonfundamental policy, the Fund will limit the percentage allocation of its investments so as to comply with Rule 2a-7, which generally limits to 5% of total assets the amount which may be invested in the securities of any one issuer; or (b) more than 25% of total assets would be invested in a particular industry, except that the Fund may invest more than 25% of total assets in the securities of banks.



Currently, the Commission defines the term "bank" to include U.S. banks and their foreign branches if, in the case of foreign branches, the parent U.S. bank is unconditionally liable for such obligations. These limitations do not apply to obligations of the U.S. government or any of its agencies or instrumentalities. The Fund does not consider utilities or companies engaged in finance generally to be one industry. Finance companies will be considered a part of the industry they finance (e.g., GMAC--auto; VISA-- credit cards). Utilities will be divided according to the types of services they provide; for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.



The Fund may borrow money from banks or by engaging in reverse repurchase agreements, but not in an amount equal to or exceeding 33 1/3% of the current value of its total assets.

As a matter of operating policy, the Fund does not intend to purchase securities for investment during periods when the sum of temporary bank borrowings and reverse repurchase agreements entered into to facilitate redemptions exceeds 5% of its total assets. This operating policy is not fundamental and may be changed without shareholder notification.



The limitations and policies discussed in "Investment Objective and Policies" are considered at the time of purchase; the sale of securities is not required in the event of a subsequent change in circumstances. Except where noted, the investment objective, policies, and limitations of the Fund are fundamental and can only be changed by vote of a majority of the outstanding shares of the Fund.



PORTFOLIO TRANSACTIONS AND BROKERAGE



The Sub-Adviser is responsible for decisions to buy and sell securities for the Fund, broker-dealer selection and negotiation of commission rates. Since purchases and sales of portfolio securities by the Fund are usually principal transactions, the Fund incurs little or no brokerage commissions. Portfolio securities are normally purchased directly from the issuer or from a market maker for the securities. The purchase price paid to dealers serving as market makers may include a spread between the bid and asked prices. The Fund may also purchase securities from underwriters at prices which include a concession paid by the issuer to the underwriter.



The Sub-Adviser's primary consideration in effecting a security transaction is to obtain the best net price and the most favorable execution of the order. To the extent that the executions and prices offered by more than one dealer are comparable, the Sub- Adviser may, in its discretion, effect transactions with dealers that furnish statistical, research or other information or services which are deemed by the Sub-Adviser to be beneficial to the Fund's investment program. Certain research services furnished by dealers may be useful to the Sub-Adviser with respect to clients other than the Fund. Similarly, any research services received by the Sub-Adviser through placement of portfolio transactions of other clients may be of value to the Sub-Adviser in fulfilling its obligations to the Fund.



                       HOW TO INVEST, EXCHANGE AND REDEEM\



ELIGIBLE INVESTORS



Shares may be purchased directly or through an Investment Professional. Investment Professionals are securities brokers or other financial institutions that have entered into selling or servicing agreements with the Fund or the Distributor. Shares are also available to clients of bank trust departments who have qualified trust accounts. The minimum initial investment in the Fund is $500. The minimum subsequent investment is $25. Accounts set up through your Investment Professional or your bank trust department may be subject to different investment minimums.



- Investing Through Your Investment Professional. Shares are offered continuously to investors who engage an Investment Professional for investment advice and may be purchased at the public offering price equal to the net asset value ("NAV" as defined below under "Share Price") next determined after the Transfer Agent receives an investor's purchase order. If you are investing through your Investment Professional, you may be required to set up a brokerage or agency account. Call your Investment Professional for information in establishing an account. Your Investment Professional will notify you whether subsequent trades should be directed to the Investment Professional or directly to the Fund's Transfer Agent. If you are purchasing shares of the Fund through a program of services offered or administered by your Investment Professional, you should read the program materials in conjunction with this Prospectus. Certain features of the Fund may be modified by the Investment Professional in these programs and charges may be imposed for the services rendered. Your Investment Professional may offer any or all of the services mentioned in this section. Contact your Investment Professional for information on these services.

- Investing Through Your Bank Trust Department. Your bank trust department may require a minimum investment and may charge additional fees. Fee schedules for such accounts are available upon request and are detailed in the agreements by which a client opens the desired account. Your bank trust department may require a completed and signed application before an investment is made. Additional documents may be required from corporations, associations, and certain fiduciaries. Contact your bank trust department to obtain account information and for instructions on making additional purchases or redemptions.




The services rendered by your bank trust department, including affiliates of Key Advisers or the Sub-Adviser, in the management of their accounts are not duplicative of any of the services for which Key Advisers or the Sub-Adviser as the investment adviser and sub-adviser, respectively, is compensated for advising the Fund. The charges paid by clients of bank trust departments, or their affiliates, should be considered in calculating the net yield on investments in the Fund, although such charges do not affect the Fund's dividends and distributions.


-  INVESTING DIRECTLY:


BY MAIL: You may purchase shares by completing and signing an account application (initial purchase only) and mailing it, together with a check (or other negotiable bank draft or money order) in the amount of at least the minimum investment requirement to The Victory Portfolios: Financial Reserves Fund, and mail it to the following address: Primary Funds Service Corporation, P.O. Box 9741, Providence, RI 02940-9741. Your account will be credited on the business day after the Transfer Agent processes your transaction. Subsequent purchases may be made in the same manner.

BY WIRE: Call the Transfer Agent at 800-539-3863 to set up your account to accommodate wire transactions. YOU MUST CALL THE TRANSFER AGENT BEFORE WIRING FUNDS. If you call the Transfer Agent before 2:00 p.m. and your wire is received that day, you will earn that day's dividend. If you call the Transfer Agent after 2:00 p.m. but before 4:00 p.m. your purchase will be processed at the closing NAV (usually 4:00 p.m. eastern time) and you will begin to earn dividends on the first business day following receipt of your wire. Federal funds (monies transferred from one bank to another through the Federal Reserve System with same-day availability) should be wired to: Boston Safe Deposit & Trust Co., ABA #011001234, Credit PFSC DDA #16-918-8, The Victory Portfolios:
Victory Financial Reserves Fund.

You must include your account number, your name(s), and the control number assigned by the Transfer Agent. The Fund does not impose a fee for wire transactions, although your bank may charge you a fee for this service.

INVESTMENT REQUIREMENTS

All purchases must be made in U.S. dollars. Checks must be drawn on U.S. banks. No cash will be accepted. If you make a purchase with more than one check, each check must have a value of at least $25, and the minimum investment requirement still applies. The Fund reserves the right to limit the number of checks processed at one time. If your check does not clear, your purchase may be canceled and you could be liable for any losses or fees incurred. Payment for the purchase is expected at the time of the order. If payment is not received within three business days of the order, the order will be canceled, and you could be held liable for resulting fees and/or losses.



You may initiate any transaction by telephone either through your bank trust department or through your Investment Professional. Subsequent investments by telephone may be made directly. See "Redeeming Shares--By Telephone" for more information about telephone transactions.

HOW TO EXCHANGE SHARES



An exchange is the redemption of shares of one portfolio and the purchase of shares of another. The exchange privilege is a convenient way to sell and buy shares of other portfolios registered in your state. Shares of the Fund may be exchanged for shares of another portfolio of the Victory Group. Exchanges into a portfolio with a sales charge from the Fund will be processed at the offering price, unless the shares of the Fund that you wish to exchange were acquired by exchanging shares of a portfolio of the Victory Group that were originally purchased subject to a sales charge; in that event, the shares will be exchanged on the basis of current net asset values plus any difference in the sales charge originally paid and the sales charge applicable to the shares you wish to acquire through the exchange.



You may execute exchange transactions by calling either your Investment Professional, your bank trust department or the Transfer Agent at 800-539-3863 prior to valuation time on any Business Day, as defined below. When making an exchange or opening an account in another portfolio by exchange, the registration and tax identification numbers of the two accounts must be identical. In order to open an account through exchange, the applicable minimum initial investment must be met. It is the Fund's policy to mail to you at your address of record, within five business days after any telephone call transaction, a written confirmation of the transaction. All calls will be recorded for your protection. See "Redeeming Shares--By Telephone" for more information about telephone transactions.



Each exchange may produce a gain or loss for tax purposes. The exchange privilege is an important benefit. However, in order to protect the Fund's performance and its shareholders, the Victory Portfolios discourages frequent exchange activity in response to short-term market fluctuations. The Fund reserves the right to refuse any specific purchase order, including certain purchases by exchange if, in the Victory Portfolios' opinion, the Fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise be affected adversely. Exchanges or purchase orders may be restricted or refused if the Fund receives or anticipates individual or simultaneous orders affecting significant portions of the Fund's assets. Although the Fund will attempt to give prior notice whenever it is reasonably able to do so, it may impose these restrictions at any time. The Fund reserves the right to modify or withdraw the exchange privilege, and to suspend the offering of shares in any class upon 60 days written notice to shareholders. The exchange privilege is only available in states where the exchange can legally be made.



REDEEMING SHARES


You may redeem all or a portion of your shares on any day that the Fund is open for business (see "Business Day" below). Shares will be redeemed at the NAV next calculated after the Transfer Agent has received the redemption request.

You may redeem shares in several ways:

BY MAIL: Send a written request to: The Victory Portfolios, P.O. Box 9741, Providence, RI 02940-9741.

Write a "letter of instruction" with your name, the Fund's name, your Fund account number, the dollar amount or number of shares to be redeemed, and any additional requirements that apply to each particular account. You will need the letter of instruction signed by all persons required to sign for transactions, exactly as their names appear on the account application. A signature guarantee is required if: you wish to redeem more than $10,000 worth of shares; your Fund account registration has changed within the last 60 days; the check is not being mailed to the address on your account; the check is not being made out to the account owner; or, if the redemption proceeds are being transferred to another Victory Group account with a different registration. The following institutions should be able to provide you with a signature guarantee: banks, brokers, dealers, credit unions (if authorized under state law), securities exchanges and associations, clearing agencies, and savings associations. A signature guarantee may not be provided by a notary public. A signature guarantee is designed to protect you, the Fund, and its agents from fraud. The Transfer Agent reserves the right to reject any signature guarantee if (1) it has reason to believe that the signature is not genuine, (2) it has reason to believe that the transaction would otherwise be improper, or (3) the guarantor is a broker or dealer that is neither a member of a clearing corporation nor maintains net capital of at least $100,000.

BY WIRE: You may make redemptions by wire provided you have established a Fund account to accommodate wire transactions. If telephone instructions are received before Valuation Time (generally 2:00 p.m. Eastern time), proceeds of the redemption for the Fund will be wired as federal funds on the same Business Day (as defined in "Share Price") to the bank account designated with the Transfer Agent. You may change the bank account designated to receive an amount redeemed at any time by sending a letter of instruction with a signature guarantee to the Transfer Agent, Primary Funds Service Corporation, P.O. Box 9741, Providence, RI 02940-9741.

BY TELEPHONE: To redeem by telephone, you may call the Transfer Agent toll free at 800-539-3863 or call your Investment Professional or bank trust department. It is the Fund's policy to mail to you at your address of record, within five business days after any telephone call transaction, a written confirmation of the transaction. Generally, neither the Fund, the bank trust department nor the Transfer Agent will be responsible for any claims, losses or expenses for acting on telephone instructions that they reasonably believe to be genuine. The Transfer Agent and the Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine and if they do not employ reasonable procedures they may be liable for any losses due to unauthorized or fraudulent instructions. The identification procedures may include, but are not limited to, the following: account number, registration and address, personalized security codes, taxpayer identification number and other information particular to the account. Since you may bear the risk of loss in the event of any unauthorized telephone transaction, you should verify the accuracy of telephone transactions immediately upon receipt of your confirmation statement. Your Investment Professional, bank trust department, or the Transfer Agent may also record calls, and you should verify the accuracy of your confirmation statements immediately after you receive them. See "How to Invest, Exchange and Redeem--Exchanging Shares," for additional information with respect to losses resulting from unauthorized telephone transactions.

ADDITIONAL REDEMPTION REQUIREMENTS: The Fund may withhold payment on redemptions until it is reasonably satisfied that investments made by check have been collected, which can take up to 15 days. Also, when the NYSE is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closings, or under any emergency circumstances as determined by the Commission to merit such action, the right of redemption may be suspended or the date of payment postponed for a period of time that may exceed 7 days. In addition, the Fund reserves the right to advance the time on that day by which purchase and redemption orders must be received. To the extent that portfolio securities are traded in other markets on days when the NYSE is closed, the Fund's NAV may be affected on days when investors do not have access to the Fund to purchase or redeem shares.

If you are unable to reach the Transfer Agent by telephone (for example, during times of unusual market activity), consider placing your order by mail directly to the Transfer Agent. In case of suspension of the right of redemption, you may either withdraw your request for redemption or receive payment based on the NAV next determined after the termination of the suspension. If your balance in the Fund falls below $500, you may be given 60 days' notice to reestablish the minimum balance (except with respect to officers, trustees, directors and employees, including retired directors and employees, of the Victory Portfolios, KeyCorp and its affiliates, and the Administrator and its affiliates (and family members of each of the foregoing, i.e., parents, children and household members) participating in the Systematic Investment Plan, to whom no minimum balance requirement applies). If you do not increase your balance, your account may be closed and the proceeds mailed to you at the address on record. Shares will be redeemed at the last calculated NAV on the day the account is closed.



SHARE PRICE. The term "net asset value per share," or "NAV," means the value of one share. The NAV is calculated by adding the value of all the Fund's investments, plus cash and other assets, deducting liabilities, and then dividing the result by the number of shares outstanding. A "Business Day" is a day on which the NYSE is open for trading, the Federal Reserve Bank of Cleveland is open, and any other day (other than a day on which no shares of the Fund are tendered for redemption and no order to purchase any shares is received) during which there is sufficient trading in its portfolio instruments that the Fund's net asset value per share might be materially affected. The NYSE or the Federal Reserve Bank of Cleveland will not be open in observance of the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving, and Christmas. The NAV of the Fund is calculated twice daily, at 2:00 p.m. Eastern time, and at the close of the Fund's Business Day, which coincides with the close of normal trading of the NYSE (normally 4:00 p.m. Eastern time).



The Fund's securities are valued on the basis of amortized cost. This means valuation assumes a steady rate of payment from the date of purchase until maturity instead of looking at actual changes in market value. Although the Fund seeks to maintain an NAV of $1.00, there can be no assurance that it will be able to do so.



TAX-SHELTERED RETIREMENT PLANS. Retirement plans offer among the best tax breaks available to individuals. Call your Investment Professional for more information on the plans and their benefits, provisions and fees. Your Investment Professional can set up your new account in the Fund under one of several tax-sheltered plans. These plans let you invest for retirement and shelter your investment income from current taxes. Plans include individual Retirement Accounts ("IRAs") and Rollover IRAs. Other fees may be charged by the IRA custodian or trustee.


[/R]

                       DIVIDENDS, DISTRIBUTIONS AND TAXES



DISTRIBUTIONS

The Fund distributes substantially all of its net investment income and net capital gains, if any, to shareholders within each calendar year as well as on a fiscal year basis to the extent necessary to qualify for favorable federal tax treatment. The Fund accrues and declares dividends from its net investment daily and pays such dividends on or around the second Business Day of the succeeding month.



DISTRIBUTION OPTIONS

When you fill out your account application, you can specify how you want to receive your dividend distributions. Currently, there are five available options:

1. REINVESTMENT OPTION. Your income and capital gain dividends, if any, will be automatically reinvested in additional shares of the Fund. Income and capital gain dividends will be reinvested at the net asset value of the Fund as of the day after the dividend payment date. If you do not indicate a choice on your application, you will be assigned this option.

2. CASH OPTION. You will receive a check for each income or capital gain dividend, if any. Distribution checks will be mailed no later than 7 days after the last day of the preceding month.

3. INCOME EARNED OPTION. You will have your capital gain dividend distributions, if any, reinvested automatically in the Fund and have your income dividends paid in cash.

4. DIRECTED DIVIDENDS OPTION. You will have income and capital gain dividends, or only capital gain dividends, automatically reinvested in shares of another fund of the Victory Group. Shares will be purchased as of the dividend payment date. If you are reinvesting dividends of a fund sold without a sales charge in shares of a fund sold with a sales charge, the shares will be purchased at the offering price. If you are reinvesting dividends of a fund sold with a sales charge in shares of a fund sold with or without a sales charge, the shares will be purchased at net asset value. Dividend distributions can be directed only to an existing account with a registration that is identical to that of your Fund account.

5. DIRECTED BANK ACCOUNT OPTION. You will have your income and capital gain dividends, or only your income dividends, automatically transferred to your bank checking or savings account. The amount will be determined on the dividend record date and will normally be transferred to your account within 7 days of the dividend payment date. Dividend distributions can be directed only to an existing account with a registration that is identical to that of your Fund account. Please call or write the Transfer Agent to learn more about this dividend distribution option.

Any election or revocation of any of the above dividend distribution options may be made in writing to the Fund and sent to Primary Funds Service Corporation, P.O. Box 9741, Providence, R.I. 02940-9741, or by calling the Transfer Agent at 800-539-3863, and will become effective with respect to dividends having record dates after receipt of the application or request by the Transfer Agent.

Reinvested dividend distributions receive the same tax treatment as dividend distributions paid in cash.

COMPLETE REDEMPTIONS: If you request a complete redemption of all your Fund shares, any dividend accrued to your account will be included in the redemption check.

STATEMENT AND REPORTS: You will receive a monthly statement reflecting all transactions that affect the share balance or the registration of your Fund account. You will receive a confirmation after every transaction that affected the share balance of your Fund account, except for dividend reinvestment, systematic investment and systematic withdrawal transactions. These transactions will be detailed in your Fund account statement. Transactions that affect the share balance of your Fund investment in an account established with an Investment Professional or financial institution will be detailed in regular statements or through confirmation procedures of the financial institution. Certificates representing shares of the Fund will not be issued. An IRS Form 1099-DIV with federal tax information will be mailed to you by January 31 of each tax year and also will be filed with the IRS. At least twice a year, you will receive the Fund's financial reports.


FEDERAL TAXES



The Fund will be treated as a separate entity for federal income tax purposes. The Fund intends to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "IRS Code"), for so long as such qualification is in the best interest of its shareholders. The Fund contemplates declaring as dividends at least 100% of its net investment income and capital gains, if any, for each year. Since all of the Fund's net investment income is expected to be derived from earned interest, it is anticipated that no part of any distribution will be eligible for the dividends received deduction for corporations. The Fund does not expect to realize any long-term capital gains.



To the extent that dividends paid to shareholders are derived from taxable income (for example, interest on certificates of deposit or repurchase agreements) or from capital gains, such dividends will be subject to federal income tax whether received in cash or additional shares and may also be subject to state and local taxes.



Interest income received by direct holders of obligations of the U.S. Government and certain of its agencies and instrumentalities is exempt from state and local income taxation. The Fund's dividend distributions from investment income may, to the extent that such dividend distributions consist of interest from obligations of the U.S. Government and certain of its agencies and instrumentalities, also be exempt from state and local income taxes. The Fund intends to advise shareholders of the proportion of their dividend distributions which consist of such interest. Shareholders are urged to consult their own tax advisers regarding the possible exclusion of a portion of their dividend distributions for state and local income tax purposes in their respective jurisdictions.

Dividends received by shareholders of the Fund in January of a given year will be treated as received on December 31 of the preceding year provided that such dividends were declared to shareholders of record on a date in October, November or December of such preceding year.



The foregoing discussion is limited to federal income tax consequences and is based on tax laws and regulations which are in effect as of the date of this Prospectus; such laws and regulations may be changed by legislative or administrative actions. Additional information regarding federal taxes is contained in the Statement of Additional Information under the headings "ADDITIONAL PURCHASE AND REDEMPTION INFORMATION--Additional Tax Information." The foregoing and the additional material in the Statement of Additional Information are only brief summaries of some of the important tax considerations generally affecting the Fund and its shareholders. Accordingly, potential investors are urged to consult their tax advisers with specific reference to their own federal, state and other local tax situation.



The Victory Portfolios will provide shareholders at least annually with information as to the federal income tax consequences of distributions made to them during the year.


                                  PERFORMANCE

From time to time, the Fund's "yield" and "effective yield" for each class of shares may be presented in advertisements, sales literature and in reports to shareholders. The "yield" is based upon the income earned by the Fund over a seven-day period, which is then annualized, i.e., the income earned in the period is assumed to be earned every seven days over a 52-week period and is stated as a percentage of the investment. The "effective yield" is calculated similarly, but when annualized, the income earned by the investment is assumed to be reinvested in shares of the Fund and thus compounded in the course of a 52-week period. The effective yield will be higher than the yield because of the compounding effect of this assumed reinvestment.


In addition, performance information showing the total return may be presented in advertisements, sales literature and in reports to shareholders. Such performance figures are based on historical earnings and are not intended to indicate future performance. Average annual total return and aggregate total return will be calculated over a stated period of more than one year. Average annual total return is measured by comparing the value of an investment in the Fund at the beginning of the relevant period to the redemption value of the investment at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions) and annualizing that figure. Aggregate total return is calculated similarly to average annual total return, the resulting difference is not annualized.


Investors may also judge, and the Victory Portfolios may at times advertise, the performance of the Fund by comparing it to the performance of other mutual funds with comparable investment objectives and policies, which performance may be contained in various unmanaged mutual fund or market indices or rankings such as those prepared by Dow Jones & Co., Inc. and Standard & Poor's Corporation, in publications issued by Lipper Analytical Services, Inc., and in the following publications: IBC/Donoghue's Money Fund Reports, Ibbotson Associates of Chicago, MorningStar, CDA/Wiesenberger, Money Magazine, Forbes, Barron's, The Wall Street Journal, The New York Times, Business Week, American Banker, Fortune, Institutional Investor, U.S.A. Today and local newspapers.
In addition, general information about the Fund that appears in publications such as those mentioned above may also be quoted or reproduced in advertisements or in reports to shareholders.

Performance is a function of the type and quality of instruments held in the portfolio, operating expenses, and market conditions. Consequently, current performance will fluctuate and is not necessarily representative of future results. Any fees charged by service providers with respect to customer accounts for investing in shares of the Victory Portfolios will not be reflected in performance calculations.

Additional performance information for each fund of the Victory Portfolios is included in the Victory Portfolios' Annual Report, which is available free of charge by calling 800-539-3863.


                           FUND ORGANIZATION AND FEES



The Victory Portfolios is an open-end management investment company, commonly known as a mutual fund, and currently consisting of twenty-eight series portfolios, four of which are inactive. The Victory Portfolios has been operating continuously since 1986, when it was created under Massachusetts law as a Massachusetts business trust, although certain of its funds have a prior operating history from their predecessor funds. On February 29, 1996 the Victory Portfolios converted from a Massachusetts business trust to a Delaware business trust. The Victory Portfolios' offices are located at 3435 Stelzer Road, Columbus, OH 43219-3035.



Overall responsibility for management of the Victory Portfolios rests with its Board of Trustees, who are elected by the shareholders of the Victory Portfolios.



REORGANIZATION WITH PREDECESSOR FUND



The Predecessor Fund was a portfolio of The Victory Funds. On April 28, 1995, the shareholders of the Predecessor Fund approved an Agreement and Plan of Reorganization (the "Reorganization Plan"). Under the Reorganization Plan, the Predecessor Fund transferred all its assets and liabilities to the Fund in exchange for shares of the Fund, which were distributed pro rata to shareholders of the Predecessor Fund, who then became shareholders of the Fund (the "Reorganization"). The Predecessor Fund has ceased operations. The Fund had no assets and did not begin operations until the Reorganization occurred.



INVESTMENT ADVISER AND SUB-ADVISER



Key Advisers is the investment adviser to the Fund. Key Advisers directs the investment of the Victory Portfolios' assets, subject at all times to the supervision of the Victory Portfolio's Board of Trustees. Key Advisers continually conducts investment research and supervision for the Victory Portfolios and is responsible for the purchase or sale of the portfolio instruments.



Key Advisers was organized as an Ohio corporation on July 27, 1995 and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. It is a wholly-owned subsidiary of KeyCorp Asset Management Holdings, Inc., which is a wholly- owned subsidiary of Society National Bank, a wholly-owned subsidiary of KeyCorp. Affiliates of Key Advisers manage approximately $37 billion for numerous clients including large corporate and public retirement plans, Taft-Hartley plans, foundations and endowments, high net worth individuals and mutual funds.



For the services provided and expenses incurred pursuant to its investment advisory agreement with the Victory Portfolios, Key Advisers receives a fee from the Fund, computed daily and paid monthly, at the annual rate of twenty-five one-hundredths of one percent (.25%) of the Fund's average daily net assets. Key Advisers may periodically waive all or a portion of its advisory fee with respect to the Fund to increase the net income of the Fund available for distribution as dividends. Prior to January 1, 1996, the Sub-Adviser (Society Asset Management, Inc.) served as investment adviser to the Fund. During the Fund's fiscal period ended October 31, 1995, the Sub-Adviser received investment advisory fees aggregating .__% of the Fund's average daily net assets.



Under the investment advisory agreement between the Victory Portfolios, on behalf of the Fund, and Key Advisers, Key Advisers may delegate a portion of its responsibilities to a subadviser. In addition, the investment advisory agreement provides that Key Advisers may render services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser of the Fund and are under the common control of KeyCorp as long as all such persons are functioning as part of an organized group of persons, managed by authorized officers of Key Advisers.



Key Advisers has entered into an investment sub-advisory agreement with its affiliate, Society Asset Management, Inc. a registered investment adviser, on behalf of the Fund. The Sub-Adviser is a wholly-owned subsidiary of KeyCorp Asset Management Holdings, Inc. For its services under the investment sub-advisory agreement, Key Advisers pays the Sub-Adviser sub-advisory fees at an annual rate as a percentage of the Fund's average daily net assets as follows: .25% of the first $10 million of average daily net assets; .20% of the next $15 million of average daily net assets; .15% of the next $25 million of average daily net assets; and .125% of average daily net assets in excess of $50 million.



ADVISORY FEES. Key Advisers receives an annual investment advisory fee equal to .50 of 1% of the Fund's average daily net assets. Such fee is accrued daily at the rate of 1/365th of .50 of 1% of the daily net assets of the Fund. Key Advisers agreed to waive a portion of its Advisory fee, to the extent necessary, to maintain the operating expense ratio of the Fund at .77% until at least February 28, 1996. For the fiscal year ended October 31, 1994, Key Advisers earned an investment advisory fee of $2,137,744 of which $584,417 was voluntarily waived.



Society is a wholly-owned subsidiary of KeyCorp Asset Management Holdings, Inc., which is a wholly-owned subsidiary of Society National Bank, which, in turn, is a wholly-owned subsidiary of KeyCorp.



EFFECT OF BANKING LAWS



The Glass-Steagall Act and other banking laws and regulations presently prohibit a bank holding company registered under the Bank Holding Company Act of 1956 or any affiliate thereof from sponsoring, organizing or controlling a registered, open-end investment company continuously engaged in the issuance of its shares, and from issuing, underwriting, selling or distributing securities in general. Such laws and regulations do not prohibit such a holding company or affiliate from acting as investment adviser, transfer agent, or custodian to such an investment company or from purchasing shares of such a company as agent for and upon the order of their customers, nor should they prevent the Adviser or the Fund from compensating third parties for performing such functions. The Adviser is subject to such banking laws and regulations.



The Adviser believes that it may perform the investment advisory services for the Fund contemplated by its advisory agreement with the Fund without violating the Glass-Steagall Act or other applicable banking laws or regulations.
Changes in either federal or state statutes and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as further judicial or administrative decisions or interpretations of present or future statutes and regulations could prevent the Adviser from continuing to perform all or a part of the above services for its customers and/or the Fund. In such event, changes in the operation of the Fund may occur, including the possible alteration or termination of any automatic or other Fund share investment and redemption service then being provided by the Adviser, and the Trustees would consider alternate investment advisers and other means of continuing available investment services. It is not expected that the Fund's shareholders would suffer any adverse financial consequences (if another adviser with equivalent abilities to the Adviser is found) as a result of any of these occurrences.



ADMINISTRATOR AND DISTRIBUTOR



Concord Holding Corporation is the Administrator for the Financial Reserves Fund. Victory Broker-Dealer Services, Inc. is the Fund's principal underwriter and Distributor.



The Administrator generally assists in all aspects of the Fund's administration and operation. For expenses incurred and services provided pursuant to its management and administration agreement with the Victory Portfolios, the Administrator receives a fee from the Fund, computed daily and paid monthly, at an annual rate of fifteen one-hundredths of one percent (.15%) of the Fund's average daily net assets. The Administrator may periodically waive all or a portion of its administrative fee with respect to the Fund to increase the net income of the Fund available for distribution as dividends. For the period from May 16, 1994 to October 31, 1994, the Administrator earned an administration fee of $278,025, none of which was voluntarily waived. Prior to May 16, 1994, Federated Administrative Services ("FAS") provided administrative personnel and services at an annual rate of .15% on the first $250 million of average aggregate daily net assets of all the mutual funds advised by the Adviser for which FAS served as administrator, .125% on the next $250 million, .10% on the next $250 million and .75% on the average aggregate daily net assets in excess of $750 million. The minimum administrative fee received during any fiscal year by FAS was $50,000. FAS had the right to voluntarily waive a portion of its fee. For the period from October 31, 1993 to May 15, 1994, FAS earned $299,620, none of which was waived.



Victory Broker-Dealer Services, Inc. sells shares of the Fund as agent on behalf of the Victory Portfolios at no cost to the Fund. Society neither participates in nor is it responsible for the underwriting of Victory Portfolios shares.



PLAN OF DISTRIBUTION



The Victory Portfolios has adopted a Distribution and Service Plan (the "Plan") for the Fund under Rule 12b-1 under the 1940 Act. No separate payments are authorized to be made by the Fund under the Plan. Rather, the Plan recognizes that Society or the Distributor may use fee revenues, or other resources to pay expenses associated with activities primarily intended to result in the sale of the shares of the Fund. The Plan also provides that Society or the Distributor may make payments from these sources to third parties, including affiliates, such as banks or broker-dealers, that provide shareholder support services or engage in the sale of the shares of the Fund. See "Effect of Banking Laws" with respect to certain prohibitions under the Glass-Steagall Act.



TRANSFER AGENT AND FUND ACCOUNTANT



Primary Funds Service Corporation, P.O. Box 9741, Providence, RI 02940-9741, serves as the Fund's Transfer Agent pursuant to a Transfer Agency and Shareholder Service Agreement with the Victory Portfolios and receives a fee for such services based on various criteria, including assets, transactions and the number of accounts. BISYS Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, Ohio 43219 provides certain accounting services for the Fund pursuant to a Fund Accounting Agreement and receives a fee for such services.



BUSINESS MANAGEMENT AGREEMENT



In connection with its obligations under its investment sub-advisory agreement with Key Advisers, the Sub-Adviser has entered into a Business Management Agreement with Key Advisers pursuant to which Key Advisers provides certain administrative and support services to the Sub-Adviser. Such services include preparing reports to the Company's Board of Trustees, recordkeeping services, and services rendered in connection with the preparation of regulatory filings and other reports, and regulatory and compliance systems and other administrative and support services.



For such services, the Sub-Adviser pays fees to Key Advisers at an annual rate as follows: .20% on the first $10 million of average daily net assets; .15% of the next $15 million of average daily net assets; .10% of the next $25 million of average daily net assets; and .075% of average daily net assets in excess of $50 million.



EXPENSES



For the fiscal year ended October 31, 1995, the Fund's total operating expenses were .__% of average daily net assets.

CUSTODIAN

Key Trust Company of Ohio, N.A. serves as custodian of the Fund and may receive fees for the services it performs as custodian.

INDEPENDENT ACCOUNTANTS

Coopers & Lybrand L.L.P.  serves as the Fund's independent accountants.


                             ADDITIONAL INFORMATION



The Victory Portfolios may issue an unlimited number of shares. All shares of the Fund participate equally in dividends and distributions and have equal voting, liquidation and other rights. When issued and paid for, shares will be fully paid and nonassessable by the Victory Portfolios and will have no preference, conversion, exchange or preemptive rights. Shareholders are entitled to one vote for each full share owned and fractional votes for fractional shares owned.



For those investors with qualified trust accounts established with affiliates of the Adviser, the trustee will vote the shares at meetings of the Fund's shareholders in accordance with the shareholder's instructions or will vote in the same percentage as shares that are not held in trust. The trustee will forward to these shareholders all communications received by the trustee including proxy statements and financial reports. The Victory Portfolios are not required to hold annual meetings of shareholders and in ordinary circumstances do not intend to hold such meetings. The Trustees may call special meetings of shareholders for action by shareholder vote as may be required by the 1940 Act or the Declaration of Trust. Under certain circumstances, the Trustees may be removed by action of the Trustees or by the shareholders. Shareholders holding 10% or more of the Victory Portfolios' outstanding shares may call a special meeting of shareholders for the purpose of voting upon the question of removal of Trustees.



The Victory Portfolios' Board of Trustees may authorize the Victory Portfolios to offer other Funds which may differ in the types of securities in which their assets may be invested.



Key Advisers, the Sub-Adviser and the Victory Portfolios have adopted Codes of Ethics ( the "Codes") which require investment personnel (a) to pre-clear all personal securities transactions, (b) to file reports regarding such transactions, and (c) to refrain from personally engaging in (i) short-term trading of a security, (ii) transactions involving a security within seven days of a Victory fund transaction involving the same security, and (iii) transactions involving securities being considered for investment by a Victory fund. The Codes also prohibit investment personnel from purchasing securities in an initial public offering. Personal trading reports are reviewed periodically by Key Advisers or the Sub-Adviser, and the Board of Trustees reviews annually such reports (including information on any substantial violations of the Codes). Violations of the Codes may result in censure, monetary penalties, suspension or termination of employment.



DELAWARE LAW



The Delaware Business Trust Act provides that a shareholder of a Delaware business trust shall be entitled to the same limitation of personal liability extended to stockholders of Delaware corporations. In light of Delaware law, the nature of the Victory Portfolios' business, and the nature of its assets, management of the Victory Portfolios believes that the risk of personal liability to a Fund shareholder would be extremely remote.



In the unlikely event a shareholder is held personally liable for the Victory Portfolios' obligations, the Victory Portfolios is required to use its property to protect or compensate the shareholder. On request, the Victory

Portfolios will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Victory Portfolios. Therefore, financial loss resulting from liability as a shareholder will occur only if the Victory Portfolios itself cannot meet its obligations to indemnify shareholders and pay judgments against them.



Delaware law authorizes electronic or telephonic communications between shareholders and the Victory Portfolios. Under Delaware law, the Successor Company has the flexibility to respond to future business contingencies. For example, the Trustees will have the power to incorporate the Victory Portfolios, to merge or consolidate it with another entity, to cause each fund to become a separate trust, and to change the Victory Portfolios' domicile without a shareholder vote. This flexibility could help reduce the expense and frequency of future shareholder meetings for non-investment related issues.



MISCELLANEOUS



Shareholders will receive Semi-Annual Reports, which are unaudited, and Annual Reports, which are audited by independent public accountants, describing the investment operations of the Fund. Each of these reports, when available for a particular fiscal year end or the end of a semi-annual fiscal period, is incorporated herein by reference. The Victory Portfolios may include information in their Annual Reports and Semi-Annual Reports to shareholders that (i) describes general economic trends, (ii) describes general trends within the financial services industry or the mutual fund industry, (iii) describes past or anticipated portfolio holdings for the Fund or (iv) describes investment management strategies for the Victory Portfolios. Such information is provided to inform shareholders of the activities of the Victory Portfolios for the most recent fiscal year or semi-annual fiscal period and to provide the views of Key Advisers, the Sub-Adviser and/or the Victory Portfolios' officers regarding expected trends and strategies.



Inquiries regarding the Victory Portfolios or the Fund may be directed in writing to the Victory Portfolios at Primary Funds Service Corporation, P.O. Box 9741, Providence, RI 02940-9741, or by telephone, toll-free, at 800-539-3863.


NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS, AND IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE VICTORY PORTFOLIOS OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE
AN OFFERING BY THE VICTORY PORTFOLIOS OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

THE
VICTORY
PORTFOLIOS
FUND FOR INCOME

PROSPECTUS               For current yield, purchase and redemption information,

March 1, 1996                                  call 800-539-FUND or 800-539-3863



THE VICTORY PORTFOLIOS (the "Victory Portfolios") is a registered open-end management investment company that offers investors a selection of money market, fixed-income, municipal bond, domestic and international equity portfolios. This Prospectus relates to the Victory Fund for Income (the "Fund"), a diversified portfolio. KeyCorp Mutual Fund Advisers, Inc., Cleveland, Ohio, an indirect subsidiary of KeyCorp, is the investment adviser to the Fund ("Key Advisers" or the "Adviser"). First Albany Asset Management Corporation is the investment sub-adviser to the Fund (the "Sub-Adviser" or "First Albany"). Concord Holding Corporation is the Fund's administrator (the "Administrator"). Victory Broker-Dealer Services, Inc. is the Fund's distributor (the "Distributor").



The Fund seeks to provide a high level of current income consistent with preservation of shareholders' capital. The Fund pursues this objective by investing primarily in selected mortgage-related securities



Please read this Prospectus before investing. It is designed to provide you with information and to help you decide if the Fund's goals match your own. Retain this document for future reference. A Statement of Additional Information (dated March 1, 1996) for the Fund and an audited report for the Fund's fiscal period ended October 31, 1995 have been filed with the Securities and Exchange Commission and are incorporated herein by reference. The Statement of Additional Information is available without charge upon request by calling 800-539-3863.


SHARES OF THE FUND ARE:

-        NOT INSURED BY THE FDIC;

- NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY KEYCORP BANK, ANY OF ITS AFFILIATES, OR ANY OTHER BANK;

- SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION ("COMMISSION"), OR ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE, NOR HAS THE COMMISSION OR ANY SUCH STATE AUTHORITY PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



TABLE OF CONTENTS                                                           PAGE
-----------------                                                           ----
Summary of Fund Expenses                                                       2
Financial Highlights                                                           3
Investment Objective and Policies                                              3
Limiting Investment Risks                                                      4
Portfolio Management                                                           5
How to Invest, Exchange and Redeem                                             5
Dividends, Distributions and Taxes                                            11
Performance                                                                   13
Fund Organization and Fees                                                    13
Additional Information                                                        16
Additional Information Regarding Securities in
Which the Fund May Invest                                                     16


                            SUMMARY OF FUND EXPENSES


The table below summarizes the expenses associated with the Fund. This standard format was developed for use by all mutual funds to help you make your investment decisions. Of course, you should consider this expense information along with other important information in this Prospectus, including the Fund's investment objective, past performance, and financial highlights.


A.  SHAREHOLDER TRANSACTION EXPENSES



Maximum Sales Charge Imposed on Purchases (as a percentage of the
  offering price)                                                          2.00%
Sales Charge Imposed on Reinvested Dividends                                  0%
Deferred Sales Charge Imposed on Redemptions                                  0%
Redemption Fee                                                                0%
Exchange Fee                                                                  0%



B. ANNUAL FUND OPERATING EXPENSES AFTER EXPENSE WAIVERS AND REIMBURSEMENTS (AS A PERCENTAGE OF AVERAGE NET ASSETS)



Advisory Fee(1)                                                             .30%
Administration Fee                                                          .15%
Other Expenses(2)                                                           .75%
                                                                           ----
Total Fund Operating Expenses(3)                                           1.20%
                                                                           ====



(1) The advisory fee has been reduced to reflect the voluntary waiver of a portion of such fees by the Investment Adviser. The Adviser has agreed to waive its advisory fees to the extent necessary to maintain the operating expense ratio of the Fund at 1.20% until at least May 2, 1996. The Fund's maximum advisory fee absent waiver is .50%.



(2) Includes a maximum .25% shareholder servicing fee payable to certain financial institutions.



(3) Without voluntary waivers, the total operating expense ratio of the Fund would be 1.40%.



C. EXAMPLE: You would pay the following expenses, including the maximum 2.00% sales charge on a $1,000 investment in the Fund, assuming (1) a 5% annual return and (2) full redemption at the end of each time period:



One Year                                                            $ 32
Three Years                                                         $ 57
Five Years                                                          $ 85
Ten Years                                                           $162



EXPLANATION OF TABLE: The purpose of the table is to assist you in understanding the various costs and expenses that an investor in the Fund would bear directly or indirectly. THE RETURN OF 5% AND EXPENSES SHOULD NOT BE CONSIDERED INDICATIONS OF ACTUAL OR EXPECTED FUND PERFORMANCE OR EXPENSES, BOTH OF WHICH MAY VARY.



A. SHAREHOLDER TRANSACTIONS EXPENSES represent charges paid when you purchase, redeem or exchange shares of the Fund. See "How to Invest, Exchange and Redeem".

B. ANNUAL FUND OPERATING EXPENSES are based on the Fund's estimated expenses for the current fiscal year ended October 31, 1995.



C. EXAMPLE OF EXPENSES. The hypothetical example illustrates the expenses, including the maximum 2.00% sales charge associated with a $1,000 investment in the Fund over periods of one, three, five and ten years, based on the estimated expenses in the table detailed above and an assumed annual rate of return of 5%.



The purpose of the table above is to assist you in understanding the various costs and expenses that an investor in the Fund will bear directly and indirectly. See "Fund Organization and Fees" for a more complete discussion of annual operating expenses of the Fund. The foregoing example is based upon expenses for the fiscal period ended October 31, 1995 and expenses that the Fund is expected to incur during the current fiscal year. THE FOREGOING EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES, SINCE ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.



                              FINANCIAL HIGHLIGHTS



The Fund's Financial History



The information in the table below relates to the Fund and to its predecessor, a Portfolio of The Victory Funds (the "Predecessor Fund"), and (except as indicated) has been audited by Coopers & Lybrand LLP (for fiscal year ended October 31, 1995), by KPMG Peat Marwick LLP (for the period February 1, 1994 through October 31, 1994), and by LaMaster and Daniels (for earlier periods), respectively, as auditors, whose reports thereon, together with the financial statements of the Fund and the Predecessor Fund, are incorporated by reference into or contained in the Statement of Additional Information. First Albany Asset Management Corporation (the Sub-Adviser) served as the investment adviser of Investors Preference Fund for Income, Inc. prior to May 3, 1994.

                                                            SIX           PERIOD FROM
                                      FISCAL PERIOD        MONTHS         FEBRUARY 1,
                                           ENDED            ENDED          1994 TO
                                        OCTOBER 31,     APRIL 30, 1995    OCTOBER 31,
                                         1995(4)        --------------       1994           1994        1993        1992
                                      -------------      (UNAUDITED)      -----------       ----        ----        ----
Net asset value, beginning of year        [to               $  9.43        $ 10.14        $ 10.57     $ 10.55     $ 10.19
                                      be inserted]          -------        -------        -------     -------     -------
Income from investment operations:
Net interest income                                           (0.05)          0.52           0.80        0.80        0.85
Net gains or losses on securities
  (both realized and unrealized)                               0.58          (0.71)         (0.41)       0.06        0.36
                                                            -------        -------        -------     -------     -------
Total from investment operations                               0.53          (0.19)         (0.39)       0.86        1.21
                                                            -------        -------        -------     -------     -------
Less Distributions:
Dividends
(from net investment income)                                  (0.35)         (0.52)         (0.80)      (0.80)      (0.85)
Distributions (from net realized
  gains on investments)                                          --            --           (0.02)      (0.04)         --
                                                            -------        -------        -------     -------     -------
Total distributions                                           (0.35)         (0.52)         (0.82)      (0.84)      (0.85)
                                                            -------        -------        -------     -------     -------
Net asset value, end of year                                $  9.61        $  9.43        $ 10.14     $ 10.57     $ 10.55
                                                            =======        =======        =======     =======     =======
Total return(1)                                                 5.7 %(b)     (1.99)%        (3.75)%      8.45 %     12.34%
Ratios and supplemental data:
Net assets, end of year (thousands)                         $24,713        $29,358        $46,632     $55,075     $58,055
Ratio of expenses to average
net assets(2)                                                  0.57 %(b)      1.12 %(b)      1.13 %      1.12 %      0.92 %
Ratio of net income to average
net assets                                                     3.51 %(b)      7.21 %(b)      7.65 %      7.56 %      8.18 %
Portfolio turnover rate                                       27.00 %           18 %        47.11 %     22.50 %     23.76 %

                                                                              PERIOD FROM
                                                                               MAY 8, 1987
                                                                                   TO
                                                YEAR ENDED JANUARY 31,          JANUARY 31,
                                            1991         1990          1989      1988(3)
                                            ----         ----          ----   -------------
Net asset value, beginning of year        $ 9.90      $  9.73      $   9.95      $10.00
                                          ------      -------      --------      ------
Income from investment operations:
Net interest income                         0.91         0.93          0.94        0.66
Net gains or losses on securities
  (both realized and unrealized)            0.29         0.17         (0.22)      (0.05)
                                          ------      -------      --------      ------
Total from investment operations            1.20         1.10          0.72        0.61
                                          ------      -------      --------      ------
Less Distributions:
Dividends
(from net investment income)               (0.91)       (0.93)        (0.94)      (0.66)
Distributions (from net realized
  gains on investments)                       --          --             --          --
                                          ------      -------      --------      ------
Total distributions                        (0.91)       (0.93)        (0.94)      (0.66)
                                          ------      -------      --------      ------
Net asset value, end of year              $10.19      $  9.90      $   9.73      $ 9.95
                                          ======      =======      ========      ======
Total return(1)                            12.75 %      11.77 %       7.58 %         --
Ratios and supplemental data:
Net assets, end of year (thousands)       $44,097     $35,788      $22,664       $6,221
Ratio of expenses to average
net assets(2)                                0.50 %      0.29 %       0.22 %       0.12%
Ratio of net income to average
net assets                                   9.15 %      9.34 %       9.53 %       6.72%
Portfolio turnover rate                      4.97 %      5.40 %      14.62 %      19.88%



(1) Total return does not reflect sales charges and for a period of less than one year is not annualized.



(2) The administrator absorbed all expenses through the effective date of the initial registration statement. The investment advisor voluntarily reimbursed a portion of the Investors Preference Fund for Income, Inc.'s expenses during the period from May 8, 1987 to April 30, 1991. For the period ended October 31, 1994, a portion of operating expenses equal to 0.14% of average daily net assets was voluntarily waived and reimbursed by Key Trust Company and Concord Holding Corporation. [For the period ended October 31, 1995, a portion of operating expenses equal to ___% of average daily net assets was voluntarily waived and reimbursed by Society Asset Management, Inc. and the Administrator.]



(3)      Period from commencement of operations.



(4) The Fund's fiscal year end was changed to the period ending October 31 of each year.



(a)      Aggregate.



(b)      Annualized.

                        INVESTMENT OBJECTIVE AND POLICIES



The Fund's investment objective is to provide a high level of current income, consistent with preservation of shareholders' capital. The investment objective of the Fund is fundamental and may not be changed without a vote of the holders of a majority of its outstanding voting securities (as defined in the Statement of Additional Information). There can be no assurance that the Fund will achieve its investment objective.



                THE FUND'S INVESTMENT STRATEGIES AND RISK FACTORS



The Fund pursues its objective by investing primarily in a portfolio of selected mortgage-related securities. The Sub-Adviser intends to achieve the Fund's objective by primarily investing in a diversified portfolio of mortgage-related debt securities. This means that the Sub-Adviser generally will invest at least 65% of the Fund's total assets in mortgage-related securities--which are rated AA or higher by a recognized rating agency--and in unrated mortgages and mortgage-related securities--which, in the opinion of the Sub-Adviser, are of equivalent investment quality. This is a fundamental policy which may not be changed without shareholder approval. This policy will limit the Fund's ability to invest in lower-rated securities from which a higher yield, but at a higher risk, may be derived. The mortgage-related securities in which the Fund may invest consist of traditional pass-throughs (GNMAs, FNMAs and FHLMCs, CMOs, and REMICs). It is the Sub-Adviser's opinion that mortgage-related securities historically have provided the highest yield available on high-quality investments; nevertheless, for defensive purposes, the Sub-Adviser may, at certain times, decrease the percentage of the Fund's assets invested in these instruments. In addition, the Fund bears the risk that prepayment of underlying mortgages may occur at a higher or lower rate than the assumed prepayment rate, which may adversely affect the Fund's yield. For a more detailed discussion of mortgage-related securities and risks associated with them, see "Additional Information Regarding Securities in Which the Fund May Invest".



Even though the Fund will invest in high-quality assets which are expected to return 100% of their principal if held to maturity, there is risk to an investor's principal because of price changes which result from changes in interest rates. A rise in interest rates will result in a decline in the value of fixed-rate securities held by the Fund. A similar decline in interest rates would result in an increase in the value of the same assets. In general, the longer the maturity of a fixed-rate asset, the more sensitive to interest rate changes the price of the asset will be. An asset which has a fixed coupon rate and which has a longer maturity has greater price risk than a similar asset which either has a variable coupon rate or a shorter maturity.



The Sub-Adviser will consider interest rate risk as well as yield and safety of principal in managing the Fund's assets. As part of the Fund's interest rate strategy, except in unusual circumstances, the assets of the Fund as a whole will have an expected average maturity not to exceed 10 years. Individual assets may have expected average maturities which are shorter or longer than 10 years. The contractual maturity of an asset may also be substantially longer than its expected average maturity.

OTHER SECURITIES



The Fund may invest up to 35% of the value of its total assets in (1) securities issued or guaranteed by the United States government, its agencies, and instrumentalities; (2) certificates of deposit, bankers' acceptances, and interest-bearing savings deposits of banks having total assets of more than $1 billion and that are members of the Federal Deposit Insurance Corporation; (3) commercial paper of prime quality rated A-1 or higher by Standard & Poor's Ratings Group ("S&P") or Prime-1 or higher by Moody's Investors Service, Inc. ("Moody's") or, if not rated, issued by companies which have an outstanding debt issue rated AA or higher by S&P or Aa or higher by Moody's; (4) privately issued debt securities which, although not mortgage-related securities of the type described above, are secured by mortgages on residential properties, provided such securities are rated A or better by Moody's and S&P or, if not rated, are of equivalent investment quality as determined by the Sub-Adviser (such securities may entitle the holder to participate in income derived from the mortgaged properties or from sales thereof); and (5) corporate debt obligations rated A or higher by Moody's and S&P. When business or financial conditions warrant, the Fund may take a temporary defensive position and invest without limit in the foregoing securities.



Key Advisers provides the overall management and administrative services necessary for the Fund's operations. Key Advisers selected, and continually monitors and evaluates the Fund's Sub-Adviser, who is responsible for the selection of the Fund's investments. Key Advisers and not the Fund, pays the fees of the Sub-Adviser pursuant to a sub-advisory agreement between Key Advisers and the Sub-Adviser. See "Fund Organization and Fees."



The investment policies of the Fund may be changed without an affirmative vote of the holders of a majority of the Fund's outstanding voting securities unless
(1) a policy is expressly deemed to be a fundamental policy of the Fund or (2) a policy is expressly deemed to be changeable only by such majority vote.



    ADDITIONAL INFORMATION REGARDING SECURITIES IN WHICH THE FUND MAY INVEST



The following paragraphs provide a brief description of some of the types of securities in which the Fund may invest, the transactions it may make and the strategies it may adopt. The Fund may, following notice to its shareholders, take advantage of other investment practices which are not at present contemplated for use by the Fund or which currently are not available but which may be developed, to the extent such investment practices are both consistent with the Fund's investment objective and legally permissible for the Fund. Such investment practices, if they arise, may involve risks which exceed those involved in the activities described in this Prospectus.



MORTGAGE-RELATED SECURITIES



Mortgage-Related Securities include securities which represent or are secured by interests in pools of residential or commercial mortgage loans made by lenders such as thrift institutions, mortgage bankers, commercial banks, and others. Pools of mortgage loans are assembled for sale to investors (such as the Fund) by various governmental, government-related, and private organizations.



Mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly, quarterly, or semiannual payment which generally consists of both interest and principal payments. In effect, these payments are a "pass-through" of the payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal generally resulting from the sale of the underlying property, refinancing, or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by the Government National Mortgage Association) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, regardless of whether or not the mortgagor actually makes the payment. The average life of pass-through pools varies with the maturities of the underlying mortgage instruments. In addition, a pool's term may be shortened by early payments of principal and interest on the underlying mortgages. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage, and other social and demographic conditions. As prepayment rates of individual pools vary widely, it is difficult to predict accurately the average life of a particular pool. For pools of fixed-rate mortgages, common industry practice is to estimate the average life based on assumptions regarding prepayments. An average life based on the prepayment characteristics of the underlying mortgages will be assumed. Such assumptions will vary as a result of the particular characteristics of each pool such as interest rates and demographics.



Yields on traditional pass-through securities are typically quoted by investment dealers based on the maturity of the underlying instruments and the associated average life assumption. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising rates, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool of the mortgage-related securities. Actual prepayment experience may cause the yield to differ from the assumed average life yield if the security is priced either above or below the par amount. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus reducing or increasing the yield of the Fund.



COLLATERALIZED MORTGAGE OBLIGATIONS, KNOWN AS "CMOS" AND REAL ESTATE MORTGAGE INVESTMENT CONDUITS, known as "REMICs," are mortgage-related securities which generally distribute principal and interest from an underlying pool of mortgages monthly, quarterly, or semiannually. The distribution is made sequentially rather than on a pro rata basis. Generally, with both the CMOs and REMICs, there are multiple classes of ownership providing for successively longer expected average maturities.



The Fund may invest in any class. The average maturity of a CMO or REMIC interest will vary based on the maturity of the underlying mortgage instruments and the rate of prepayment of such mortgages, the nature of the interest, and the payment priority of the class. Because of the multi-class structure, prepayments are more likely to shorten the average maturity of the shorter maturity classes of CMOs and REMICs than would be the case for traditional pass-through securities. As a consequence, investment in CMOs and REMICs may involve greater investment risk than investment in traditional pass-through securities.



The principal governmental guarantor of mortgage-related securities is the Government National Mortgage Association ("GNMA"). GNMA is a wholly-owned United States government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of FHA-insured or VA-guaranteed mortgages.



Government-related guarantors include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA and FHLMC are government-sponsored corporations owned entirely by private stockholders. Pass-through securities issued by FNMA and FHLMC are guaranteed as to timely payment of principal and interest by FNMA and FHLMC but are not backed by the full faith and credit of the United States government. FHLMC issues Participation Certificates ("PCs") which represent interests in mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal but PCs are not backed by the full faith and credit of the United States government.



Commercial banks, thrift institutions, private mortgage insurance companies, mortgage bankers, real estate developers, and other secondary market issuers also create pass-through pools of mortgage loans. Such issuers, in addition, may be the originators of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government guarantees of payments in the former pools; however, timely payment of interest and principal of these mortgage pools often is supported by various forms of insurance or guarantees. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered by the Sub-Adviser in determining whether a mortgage-related security meets the Fund's investment quality standards. The Fund may buy mortgage-related securities without insurance or guarantees if, through an examination of loan characteristics, payment history, and loan experience and practices of the poolers, the Sub-Adviser determines that the securities meet the Fund's quality standards.



The size of the primary issuance market, active participation in the secondary market of securities dealers, and a diversity of investors make government and government-related pass-through pools highly liquid. Private conventional pools of mortgagees have also achieved broad market acceptance and consequently an active secondary market has emerged; however, the market for conventional pools is smaller and less liquid than the market for the government and government-related mortgage pools. The Fund may purchase some mortgage-related securities through private placement, in which case the secondary market is less liquid; those securities are considered illiquid. The Fund will not purchase mortgage-related securities, other interests in mortgages, or any other assets which, in the Sub-Adviser's opinion, are illiquid if, as a result, more than 10% of the value of the Fund's total assets will be illiquid.



The Fund expects that governmental, government-related, or private entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments; that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed-rate mortgages. As new types of mortgage-related securities are developed and offered to investors, the Sub-Adviser, consistent with the Fund's investment objective, policies, and quality standards, will consider making investments in such new types of securities.



REPURCHASE AGREEMENTS



The Fund may invest in repurchase agreements usually having a maturity of less than seven days pertaining to the types of securities in which it invests. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the seller at an agreed-upon future date. The resale price is greater than the purchase price, reflecting an agreed-upon market rate which is effective for the period of time the buyer's money is invested in the security and which is not related to the coupon rate on the purchase security. The Fund requires continual maintenance of collateral held by the Fund's custodian in an amount in excess of the purchase price of the securities which are the subject of the agreement. Repurchase agreements involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions on the Fund's ability to dispose of the underlying securities. The Fund might also suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. The Sub-Adviser intends to monitor the creditworthiness of parties with whom repurchase agreements are executed in order to evaluate these risks. Repurchase agreements are considered by the staff of the Securities and Exchange Commission to be loans by the Fund.



Not more than 10% of the Fund's total assets will be invested in repurchase agreements having a maturity of more than seven days.



WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS



The Fund may purchase securities offered on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. When such transactions are negotiated, the price, which is often expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but delayed settlements beyond two months may be negotiated. During the period between a commitment and settlement, no payment is made for the securities purchased by the purchaser and, thus, no interest accrues to the purchaser from the transaction. The use of when-issued transactions and forward-commitments enables the Fund to hedge against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, the Fund might sell securities in its portfolio on a forward-commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising bond prices, the Fund might sell a security in its portfolio and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields.



However, if the Sub-Adviser were to forecast incorrectly the direction of interest rate movements, the Fund might be required to complete such when-issued or forward transactions at prices inferior to then-current market values. No when-issued or forward transactions will be made by the Fund if, as a result, more than 20% of the value of the Fund's total assets would be committed to such transactions.



LENDING OF FUND SECURITIES



The Fund may from time to time lend securities from its portfolio to brokers, dealers, and financial institutions and receive collateral in the form of cash or United States government obligations. Under the Fund's current practices (which are subject to change), the loan collateral must be maintained at all times in an amount equal to at least 102% of the current market value of the loaned securities. The Fund will not lend portfolio securities in excess of 20% of the value of its total assets, nor will the Fund lend its portfolio securities to any officer, director, employee, or affiliate of the Fund, the Victory Portfolios, Key Advisers, the Sub-Adviser, or the Distributor.



INVESTMENT COMPANY SECURITIES



The Fund may invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the securities of any one investment company or invest more than 10% of its total assets in the securities of other investment companies. Pursuant to an exemptive order received by the Victory Portfolios from the Commission, the Fund may invest in the money market funds of the Victory Portfolios. Key Advisers and/or the Sub-Adviser will waive its investment advisory fee attributable to the Fund's assets invested in a fund of the Victory Portfolios, and to the extent required by the laws of any state in which shares of a fund of the Victory Portfolios are sold, Key Advisers and/or the Sub-Adviser will waive its investment advisory fee as to all assets invested in other investment companies. Because such other investment companies employ an investment adviser, such investment by the Fund will cause shareholders to bear duplicative fees, such as management fees, to the extent such fees are not waived by Key Advisers and/or the Sub-Adviser. The Fund will invest only in the securities of other money market funds which have similar investment policies and objectives and which invest only in securities of equal ratings as the securities in which the Fund may invest.



                            LIMITING INVESTMENT RISKS



The following summarizes the Fund's principal investment limitations. A complete listing is contained in the Statement of Additional Information.



1. To meet federal income tax requirements for qualification as a "regulated investment company," the Fund limits its investments so that at the close of every quarter of its taxable year: (a) no more than 25% of total assets are invested in securities of a single issuer, and (b) with regard to at least 50% of total assets, no more than 5% of total assets are invested in the securities of a single issuer.



2. The Fund may not borrow money, except that (a) the Fund may enter into commitments to purchase securities in accordance with the Fund's investment program, including delayed-delivery and when-issued securities and reverse repurchase agreements, provided that the total amount of any such borrowing may not exceed 33 1/3% of the Fund's total assets; and (b) the Fund may borrow money for temporary or emergency purposes in an amount not exceeding 5% of the value of the Fund's total assets at the time of borrowing.



3. The Fund will not purchase a security if, as a result, more than 15% of its net assets would be invested in illiquid securities. The Fund may invest up to 15% of its net assets in illiquid investments (investments that cannot be readily sold within seven days in the usual course of business at approximately the price at which the Fund has valued them), including restricted securities deemed to be illiquid. Under the supervision of the Trustees, Key Advisers or the Sub-Adviser determines the liquidity of the Fund's investments. The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Fund to sell them promptly at an acceptable price.



Except for the Fund's investment objective, the diversification limitation in limitation 1 and the percentage limitation on borrowing in limitation 2(a) and
(b), the investment policies described in this Prospectus are not fundamental. Non-fundamental limitations may be changed without shareholder approval. Whenever an investment policy or limitation states a maximum percentage of the Fund's assets that may be invested, such percentage limitation will be determined immediately after and as a result of the investment, except in the case of borrowing (or other activities that may be deemed to result in the issuance of a "senior security" under the 1940 Act). Any subsequent change in values, assets, or other circumstances will not be considered when determining whether the investment complies with the Fund's investment policies and limitations. If the value of a Fund's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board of Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity.



PORTFOLIO TRANSACTIONS



Brokerage firms are utilized to conduct securities transactions for the Fund. Broker-dealers are chosen by judging professional ability and quality of service. The Fund generally pays lower commissions on listed securities than would individual investors when placing trades with brokers.



Higher commissions for the Fund may be paid to firms that provide research services to the extent permitted by law. The frequency of portfolio transactions--the Fund's turnover rate--will vary from year to year depending on market conditions. The turnover rate for the Fund may be somewhat higher than might be expected from investment companies which invest substantially all of their funds on a long-term basis. The portfolio turnover rates for the Fund's fiscal years ended October 31, 1994 and October 31, 1995 were 18% and _____%, respectively.


                       HOW TO INVEST, EXCHANGE AND REDEEM

HOW TO INVEST


Shares may be purchased directly or through an Investment Professional. Investment Professionals are securities brokers or other financial institutions that have entered into selling or servicing agreements with the Fund or the Distributor. Shares are also available to clients of bank trust departments who have qualified trust accounts. The minimum investment is $500 for the initial purchase and $25 thereafter. Accounts set up through a bank trust department or an Investment Professional may be subject to different minimums.


- Investing Through Your Investment Professional. Your Investment Professional will place your order with the Transfer Agent on your behalf. You may be required to establish a brokerage or agency account. Your Investment Professional will notify you whether subsequent trades should be directed to the Investment Professional or directly to the Fund's Transfer Agent. Accounts established with Investment Professionals may have different features, requirements and fees. In addition, Investment Professionals may charge for their services. Information regarding these features, requirements and fees will be provided by the Investment Professional. If you are purchasing shares of any Fund through a program of services offered or administered by your Investment Professional, you should read the program materials in conjunction with this Prospectus.

- Investing Through The Systematic Investment Plan. You can use the Systematic Investment Plan to purchase shares directly from your bank account. Please refer to "Systematic Investment Plan" below for more details.

- Investing Through Your Bank Trust Department. Your bank trust department may require a minimum investment and may charge additional fees. Fee schedules for such accounts are available upon request and are detailed in the agreements by which a client opens the desired account. Your bank trust department may require a completed and signed application for the Fund in which an investment is made. Additional documents may be required from corporations, associations, and certain fiduciaries. Any account information, such as balances, should be obtained through your bank trust department. Additional purchases, exchanges or redemptions should also be coordinated through your bank trust department. Contact your bank trust department for instructions.


The services rendered by a bank trust department, including affiliates of Key Advisers or the Sub-Adviser, in the management of its accounts are not duplicative of any of the services for which Key Advisers or the Sub-Adviser as the investment adviser or sub-adviser, respectively, is compensated for advising the Fund. The charges paid by clients of bank trust departments, or their affiliates, should be considered in calculating the net yield and return on the client's investments in the Fund, although such charges do not affect the Fund's dividends and distributions.


INVESTING DIRECTLY

BY MAIL: You may purchase shares by completing and signing an account application (initial purchase only) and mailing it, together with a check (or other negotiable bank draft or money order) in the amount of at least the minimum investment requirement to, The Victory Fund for Income, Primary Funds Service Corporation, P.O. Box 9741, Providence, RI 02940-9741. Subsequent purchases may be made in the same manner.

BY WIRE: Call 800-539-3863 to set up your Fund account to accommodate wire transactions. YOU MUST CALL THE TRANSFER AGENT BEFORE WIRING FUNDS. You will begin to earn dividends on the first business day following receipt of your wire. Federal funds (monies transferred from one bank to another through the Federal Reserve System with same-day availability) should be wired to:

         Boston Safe Deposit & Trust Co.
         ABA #011001234
         Credit PFSC DDA #16-918-8
         The Victory Portfolios:  The Fund for Income

You must include your account number, your name(s), tax identification number(s) and the control number assigned by the Transfer Agent. The Fund does not impose a fee for wire transactions, although your bank may charge you a fee for this service.

Shares are sold at the public offering price based on the net asset value that is next determined after the Transfer Agent receives the purchase order. In most cases, to receive that day's offering price, the Transfer Agent must receive your order before the close of regular trading of the New York Stock Exchange ("NYSE") (generally 4:00 pm Eastern time) (the "Valuation Time") on each Business Day (as defined in "Net Asset Value Per Share") of the Fund. If you buy shares through an Investment Professional, the Investment Professional must receive your order in a timely fashion on a regular Business Day and transmit it to the Transfer Agent so that it is received before the close of business that day. The Transfer Agent may reject any purchase order for the Fund's shares, in its sole discretion.

It is the responsibility of your Investment Professional to transmit your order to purchase shares to the Transfer Agent in a timely fashion in order for you to receive that day's share price. The Fund must receive payment within three business days after an order is placed. Otherwise, the purchase order will be canceled and you could be held liable for resulting fees and/or losses.

INVESTMENT REQUIREMENTS

All purchases must be made in U.S. dollars. Checks must be drawn on U.S. banks. No cash will be accepted. If you make a purchase with more than one check, each check must have a value of at least $25, and the minimum investment requirement still applies. The Fund reserves the right to limit the number of checks processed at one time. If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees incurred. Payment for the purchase is expected at the time of the order. If payment is not received within three business days of the date of the order, the order may be canceled, and you could be held liable for resulting fees and/or losses.

Shares are sold at their offering price, which is normally net asset value plus an initial sales charge. However, in some cases, described below, where purchases are not subject to an initial sales charge, the offering price may be net asset value. In some cases, reduced sales charges may be available, as described below. When you invest, the Fund receives the net asset value for your account. The sales charge varies depending on the amount of your purchase and a portion may be retained by the Distributor and allocated to your Investment Professional. The Victory Portfolios has a reinstatement policy which allows an investor who redeems his/her shares originally purchased with a sales charge to reinvest within 90 days without incurring an additional sales charge. The current sales charge rates and commissions paid to Investment Professionals are as follows:


                                               SALES
                                              CHARGES
                                             AS A % OF
                          OFFERING           NET AMOUNT            DEALER
INVESTMENT                  PRICE             INVESTED          REALLOWANCE*
----------                --------           -----------        ------------
$0-$49,999                   2.00%               2.04%               1.50%
$50,000-$99,999              1.75                1.78                1.25
$100,000-$249,999            1.50                1.52                1.00
$250,000-$499,999            1.25                1.27                0.75
$500,000-$999,999            1.00                1.01                0.50
$1,000,000 and above         0.00             none                  **

--------------------

* The Distributor reserves the right to reallow the entire sales commission to dealers. If that occurs, the dealer may be considered an "underwriter" under Federal securities laws.

** There is no initial sales charge on purchases of $1 million or more. However, Investment Professionals will be compensated at the rate of up to .25% of such purchases.

The Distributor may pay all or a portion of any applicable sales charges and service fees to Investment Professionals who sell shares of the Fund and provide ongoing sales support services or shareholder support services. For the three-year period commencing April 30, 1994, for activities in maintaining and servicing accounts of customers invested in the Fund, First Albany Corporation ("First Albany") and PFIC Securities Corporation ("PFIC") may receive payments from the Distributor equal to two-thirds of the Dealer Retention (as defined below) on any shares of the Fund (and other funds of the Victory Portfolios) sold by First Albany or PFIC and their broker-dealer affiliates. "Dealer Retention" is an amount equal to the difference between the applicable sales charge and such part of the sales charge which is reallowed to broker-dealers.

The Distributor, at its expense, may also provide additional cash compensation to dealers in connection with sales of shares of the Fund. The maximum cash compensation payable by the Distributor is currently 4.00% of the offering price. In addition, the Distributor will, from time to time and at its own expense, provide compensation, including financial assistance, to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding one or more Victory Portfolios and/or other dealer-sponsored special events including payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature. Compensation will include the following types of non-cash compensation offered through sales contests: (1) vacation trips including the provision of travel arrangements and lodging; (2) tickets for entertainment events (such as concerts, cruises and sporting events) and (3) merchandise (such as clothing, trophies, clocks and pens). Dealers may not use sales of the Fund's shares to qualify for this compensation if prohibited by the laws of any state or any self-regulatory organization, such as the National Association of Securities Dealers, Inc. None of the aforementioned compensation is paid for by the Fund or its shareholders.

REDUCED SALES CHARGES. You may be eligible to buy shares at reduced sales charge rates in one or more of the following ways:

LETTER OF INTENT. An investor may obtain a reduced sales charge by means of a written Letter of Intent which expresses the investor's intention to purchase shares of the Fund at a specified total public offering price within a 13-month period.

A Letter of Intent is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 5% of the total amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed shares will be involuntarily redeemed to pay the additional sales charge, if necessary. Dividends (if any) on escrowed shares, whether paid in cash or reinvested in additional shares, are not subject to escrow. The escrowed shares will not be available for disposal by the investor until all purchases pursuant to the Letter of Intent have been made or the higher sales charge has been paid. When the full amount indicated has been purchased, the escrow will be released. A Letter of Intent may include purchases of shares made not more than 90 days prior to the date the investor signs a Letter of Intent; however, the 13-month period during which the Letter of Intent is in effect will begin on the date of the earliest purchase to be included. An investor may combine purchases that are made in an individual capacity with (1) purchases that are made by members of the investor's immediate family and (2) purchases made by businesses that the investor owns as sole proprietorships, for purposes of obtaining reduced sales charges by means of a written Letter of Intent. In order to accomplish this, however, investors must designate on the account application the accounts that are to be combined for this purpose. Investors can only designate accounts that are open at the time the Letter of Intent is executed.

If an investor qualifies for a further reduced sales charge because the investor has either purchased more than the dollar amount indicated on the Letter of Intent or has entered into a Letter of Intent which includes shares purchased prior to the date of the Letter of Intent, the difference in the sales charge will be used to purchase additional shares of the Fund on behalf of the investor; thus the total purchases (included in the Letter of Intent) will reflect the applicable reduced sales charge of the Letter of Intent.

For investors who purchase more than the dollar amount indicated on the Letter of Intent or enter into a Letter of Intent that includes shares purchased prior to the date of the Letter of Intent and qualify for a reduced sales charge, all such additional shares will be immediately purchased in the form of additional shares and credited to the investor's account at the then current public offering price applicable to a single purchase of the total amount of the purchases.

For further information about Letters of Intent, interested investors should contact the Transfer Agent at 800-539-3863. This program, however, may be modified or eliminated at any time without notice.

RIGHT OF ACCUMULATION AND CONCURRENT PURCHASES

A shareholder may qualify for a reduced sales charge on purchases of shares of the Fund and other funds of the Victory Portfolios by combining a current purchase with purchases of another fund(s) or with certain prior purchases of shares of the Victory Portfolios. The applicable sales charge is based on the sum of (i) the purchaser's current purchase plus (ii) the current public offering price of the purchaser's previous purchases of (a) all shares held by the purchaser in the Fund and (b) all shares held by the purchaser in any other fund of the Victory Portfolios (except money market funds).

To receive the applicable public offering price pursuant to the right of accumulation, shareholders must provide the Transfer Agent with sufficient information at the time of purchase to permit confirmation of qualification. Accumulation privileges may be amended or terminated without notice at any time by the Distributor.

- WAIVERS OF SALES CHARGES. No sales charge is imposed on sales of shares to the following categories of persons (which categories may be changed or eliminated at any time):

(1) Current or retired trustees of the Victory Portfolios; employees, directors, trustees, and their family members of KeyCorp or an Affiliated Provider (Affiliated Providers refer to affiliates and subsidiaries of KeyCorp and service providers to the Victory Portfolios and the Victory Shares (collectively, the "Victory Group")), dealers having an agreement with the Distributor and any trade organization to which Key Advisers, the Sub-Adviser or the Administrator belongs;

(2) Investors who purchase shares for trust, investment management or certain other advisory accounts established with KeyCorp or any of its affiliates;

(3) Investors who purchase shares through a 401(k) plan sponsored by an Affiliated Provider;

(4) Investors who reinvest assets received in a distribution from a qualified, non-qualified or deferred compensation plan, agency, trust or custody account that was either (a) maintained by KeyCorp or an Affiliated Provider, or (b) invested in a fund of the Victory Group;

(5) Investors who, within 90 days of redemption, use the proceeds from the redemption of shares of another mutual fund complex for which they previously paid a front end sales charge or sales charge upon redemption of shares; and

(6) Shareholders of the former Investors Preference Fund For Income, Inc. and the Investors Preference New York Tax-Free Fund, Inc. who have continuously maintained accounts with a fund or funds of the Victory Group with a balance of $250,000 or more (investors with less than $250,000 will pay any applicable sales loads).

SPECIAL INVESTOR SERVICES

- THE SYSTEMATIC INVESTMENT PLAN. You can make regular investments in the Fund and all other funds of the Victory Group with the Systematic Investment Plan by completing the appropriate section of the account application and attaching a voided personal check with your bank's magnetic ink coding number across the front. If your bank account is jointly owned, be sure that all owners sign. You must first meet the Fund's initial investment requirement of $500, then investments may be made monthly by automatically deducting $25 or more from your bank checking account. For officers, trustees, directors and employees, including retired directors and employees, of the Victory Group, KeyCorp and its affiliates, and the Administrator and its affiliates (and family members of each of the foregoing, i.e., parents and children) who participate in the Systematic Investment Plan, there is no minimum initial investment required. You may change the amount of your monthly purchase at any time. A bank draft form must be completed for this option. Your bank checking account will be debited on the date indicated on your Account Application. Shares will be purchased at the offering price next determined following receipt of the order by the Transfer Agent. You may cancel the Systematic Investment Plan at any time without payment of a cancellation fee. Your monthly account statement will reflect systematic investment transactions, and a debit entry will appear on your bank statement.

- TELEPHONE TRANSACTIONS. You can initiate any transaction by telephone. You may call the Transfer Agent toll-free at 800-539-3863 or call your Investment Professional or bank trust department. See "Shareholder Account Rules and Policies" for more information about telephone transactions.

- THE SYSTEMATIC WITHDRAWAL PLAN. You can make regular withdrawals from your account in any fund of the Victory Group with the Systematic Withdrawal Plan by completing the appropriate section of the account application. If you own shares in a fund worth $5,000 or more, you can have monthly, quarterly, semi-annual or annual checks sent from your account directly to you, to a person named by you, or to your bank checking account. The required minimum withdrawal is $25. If you are having checks sent to your bank checking account, attach a voided personal check with your bank's magnetic coding number across the front of the account application. If your account is jointly owned, be sure that all owners sign the application. You may obtain information about the Systematic Withdrawal Plan by contacting your Investment Professional. Your Systematic Withdrawal Plan payments are drawn from share redemptions. If Systematic Withdrawal Plan redemptions exceed dividend distributions paid on your Fund shares, your account eventually may be exhausted. If any applicable sales charges are applied to new purchases of shares of the Fund, it is to your disadvantage to buy shares of the Fund while also making systematic redemptions.

Your account will be debited on the date you indicate on your Account Application. Shares will be redeemed at the NAV as determined on the debit date indicated on your Account Application. You may cancel the Systematic Withdrawal Plan at any time without payment of a cancellation fee. Each Systematic Withdrawal Plan transaction will appear as a debit entry on your monthly account statement.

- RETIREMENT PLANS. Retirement plans can be among the best tax-planning vehicles available to individuals. Call your Investment Professional for more information on the plans and their benefits, provisions and fees. Your Investment Professional can set up your new account in the Fund under one of several tax-sheltered plans. These plans let you invest for retirement and shelter your investment income from current taxes. Plans include Individual Retirement Accounts (IRAs) and Rollover IRAs. Other fees may be charged by the IRA custodian or trustee.

HOW TO REDEEM SHARES

You may redeem all or a portion of your shares on any day that the Fund is open for business (see "Shareholder Account Rules and Policies" below). Shares will be redeemed at the NAV next calculated after the Transfer Agent has received the redemption request. If the Fund account is closed, any accrued dividends will be paid at the beginning of the following month.

You may redeem shares in several ways:

BY MAIL:  Send a written request to:

                The Victory Portfolios:  The Fund for Income
                P.O. Box 9741
                Providence, RI 02940-9741

Write a "letter of instruction" with your name, the Fund's name, your Fund account number, the dollar amount or number of shares to be redeemed, and any additional requirements that apply to each particular account. You will need the letter of instruction signed by all persons required to sign for transactions, exactly as their names appear on the account application. A signature guarantee is required if: you wish to redeem more than $10,000 worth of shares; your Fund account registration has changed within the last 60 days; the check is not being mailed to the address on your account; the check is not being made out to the account owner; or the redemption proceeds are being transferred to another Victory Group account with a different registration. The following institutions should be able to provide you with a signature guarantee: banks, brokers, dealers, credit unions (if authorized under state law), securities exchanges and associations, clearing agencies, and savings associations. A signature guarantee may not be provided by a notary public. A signature guarantee is designed to protect you, the Fund, and its agents from fraud. The Transfer Agent reserves the right to reject any signature guarantee if (1) it has reason to believe that the signature is not genuine, (2) it has reason to believe that the transaction would otherwise be improper, or (3) the guarantor institution is a broker or dealer that is neither a member of a clearing corporation nor maintains net capital of at least $100,000.

BY WIRE: You may make redemptions by wire provided you have established a Fund account to accommodate wire transactions. If telephone instructions are received before Valuation Time (generally 4:00 p.m. Eastern time), proceeds of the redemption will be wired as federal funds on the next Business Day to the bank account designated with the Transfer Agent. You may change the bank account designated to receive an amount redeemed at any time by sending a letter of instruction with a signature guarantee to the Transfer Agent, Primary Funds Service Corporation, P.O. Box 9741, Providence, RI 02940-9741.

BY TELEPHONE: To redeem by telephone, you may call the Transfer Agent toll free at 800-539-3863 or call your Investment Professional or bank trust department. See "Shareholder Account Rules and Policies" for more information about telephone transactions.

ADDITIONAL REDEMPTION REQUIREMENTS: The Fund may withhold payment on redemptions until it is reasonably satisfied that investments made by check have been collected, which can take up to 15 days. Also, when the NYSE is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closings, or under any emergency circumstances as determined by the Commission to merit such action, the right of redemption may be suspended or the date of payment postponed for a period of time that may exceed 7 days. In addition, the Fund reserves the right to advance the time on that day by which purchase and redemption orders must be received. To the extent that portfolio securities are traded in other markets on days when the NYSE is closed, the Fund's NAV may be affected on days when investors do not have access to the Fund to purchase or redeem shares.

If you are unable to reach the Transfer Agent by telephone (for example, during times of unusual market activity), consider placing your order by mail directly to the Transfer Agent. In case of suspension of the right of redemption, you may either withdraw your request for redemption or receive payment based on the NAV next determined after the termination of the suspension. If your balance in the Fund falls below $500, you may be given 60 days' notice to reestablish the minimum balance (except with respect to officers, trustees, directors and employees, including retired directors and employees, of the Victory Portfolios, KeyCorp and its affiliates, and the Administrator and its affiliates (and family members of each of the foregoing, i.e., parents, children and household members) participating in the Systematic Investment Plan, to whom no minimum balance requirement applies). If you do not increase your balance, your account may be closed and the proceeds mailed to you at the address on record. Shares will be redeemed at the last calculated NAV on the day the account is closed.

HOW TO EXCHANGE SHARES

Shares of the Fund may be exchanged for shares of certain funds of the Victory Group at net asset value per share at the time of exchange, without a sales charge. To exchange shares, you must meet several conditions:

- Shares of the fund selected for exchange must be available for sale in your state of residence.

- The prospectuses of this Fund and the fund whose shares you want to buy must offer the exchange privilege.

- You must hold the shares you buy when you establish your account for at least 7 days before you can exchange them; after the account is open 7 days, you can exchange shares every regular Business Day.

- You must meet the minimum purchase requirements for the fund you purchase by exchange.

- The registration and tax identification numbers of the two accounts must be identical.


-        Before exchanging into a fund, obtain and read its prospectus.

Shares of a particular class may be exchanged only for shares of the same class in the other funds of the Victory Group. For example, you can exchange shares of this Fund only for Class A shares of another fund. At present, not all of the funds offer the same two classes of shares. If a fund has only one class of shares that does not have a class designation, they are "Class A" shares for exchange purposes. In some cases, sales charges may be imposed on exchange transactions. Certain funds offer Class A or Class B shares and a list can be obtained by calling the Transfer Agent at 800-539-3863. Please refer to the Statement of Additional Information for more details about this policy.

Telephone exchange requests may be made either by calling your Investment Professional or the Transfer Agent at 800-539-3863 prior to valuation time (generally 4:00 p.m. Eastern time) on any Business Day.

You can obtain a list of eligible funds of the Victory Group by calling the Transfer Agent at 800-539-3863. Exchanges of shares involve a redemption of the shares of the Fund and a purchase of shares of the other fund.

There are certain exchange policies you should be aware of:

- Shares are normally redeemed from one fund and purchased from the other fund in the exchange transaction on the same Business Day on which the Transfer Agent receives an exchange request by Valuation Time (generally 4:00 p.m. Eastern time) that is in proper form, but either fund may delay the purchase of shares of the fund into which you are exchanging if it determines it would be disadvantaged by a same-day transfer of the proceeds to buy shares. For example, the receipt of multiple exchange requests from a dealer in a "market-timing" strategy might require the disposition of securities at a time or price disadvantageous to the Fund.

- Because excessive trading can hurt fund performance and harm shareholders, the Victory Portfolios reserves the right to refuse any exchange request that will disadvantage it, or to refuse multiple exchange requests submitted by a shareholder or dealer.

- The Fund may amend, suspend or terminate the exchange privilege at any time upon 60 days' written notice to shareholders.

- If the Transfer Agent cannot exchange all the shares you request because of a restriction cited above, only the shares eligible for exchange will be exchanged.

- Each exchange may produce a gain or loss for tax purposes.

Shareholders of the former Investors Preference Fund for Income, Inc. and Investors Preference New York Tax-Free Fund, Inc. will not be subject to any additional sales load upon an exchange of shares attributable to an Investors Preference Funds account for shares of other funds of the Victory Portfolios.

SHAREHOLDER ACCOUNT RULES AND POLICIES

- NET ASSET VALUE PER SHARE. The term "net asset value per share," or "NAV", means the value of one share. The NAV is calculated by adding the value of all of the Fund's investments, plus cash and other assets, deducting expenses and liabilities of the Fund, and then dividing the result by the number of shares outstanding. The NAV is determined as of the close of regular trading of the New York Stock Exchange (NYSE), (generally 4:00 p.m. Eastern time) (the "Valuation Time") on each Business Day of the Fund. A "Business Day" is a day on which the NYSE is open for trading, the Federal Reserve Bank of Cleveland is open, and any other day (other than a day on which no shares of the Fund are tendered for redemption and no order to purchase any shares is received) during which there is sufficient trading in its portfolio instruments that the Fund's net asset value per share might be materially affected. The NYSE or the Federal Reserve Bank of Cleveland will not be open in observance of the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans' Day, Thanksgiving Day, and Christmas Day.

The Fund's securities are valued primarily on the basis of market quotations or, if quotations are not readily available, by a method that the Board of Trustees believes accurately reflects fair value. Fair value of these portfolio securities is determined by an independent pricing service approved by the Trustees based primarily upon information concerning market transactions and dealers quotations for similar securities.

- THE OFFERING OF SHARES may be suspended during any period in which the determination of net asset value is suspended, and the offering may be suspended by the Trustees at any time the Trustees believe it is in the Fund's best interest to do so.

- TELEPHONE TRANSACTION PRIVILEGES for purchases, redemptions or exchanges may be modified, suspended or terminated by the Fund at any time. If an account has more than one owner, the Fund and the Transfer Agent may rely on the instructions of any one owner. Telephone privileges apply to each owner of the account and the dealer representative of record for the account unless and until the Transfer Agent receives cancellation instructions from an owner of the account.

- TELEPHONE INSTRUCTIONS. Generally, neither the Fund, the bank trust department nor the Transfer Agent will be responsible for any claims, losses or expenses for acting on telephone instructions that are reasonably believed to be genuine. The Transfer Agent and the Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine and if they do not employ reasonable procedures they may be liable for any losses due to unauthorized or fraudulent instructions. The identification procedures may include, but are not limited to, the following: account number, registration and address, personalized security codes, taxpayer identification number and other information particular to the account. Your Investment Professional, bank trust department or the Transfer Agent may also record calls, and you should verify the accuracy of your confirmation statements immediately after you receive them.

- REDEMPTION OR TRANSFER REQUESTS WILL NOT BE HONORED UNTIL THE TRANSFER AGENT RECEIVES ALL REQUIRED DOCUMENTS IN PROPER FORM. From time to time, the Transfer Agent in its discretion may waive certain of the requirements for redemptions stated in this Prospectus.

- DEALERS THAT CAN PERFORM ACCOUNT TRANSACTIONS FOR THEIR CLIENTS BY PARTICIPATING IN NETWORKING through the National Securities Clearing Corporation are responsible for obtaining their clients' permission to perform those transactions and are responsible to their clients who are shareholders of the Victory Portfolios if the dealer performs any transaction erroneously.

- THE REDEMPTION PRICE FOR SHARES WILL VARY from day to day because the value of the securities in the Fund fluctuates, and the value of your shares may be more or less than their original cost.

- PAYMENT FOR REDEEMED SHARES is made ordinarily in cash and forwarded by check within three business days after the Transfer Agent receives redemption instructions in proper form, except under unusual circumstances determined by the Commission delaying or suspending such payments. The Transfer Agent may delay forwarding a check for recently purchased shares, but only until the purchase payment has cleared. That delay may be as much as 15 days from the date the shares were purchased. That delay may be avoided if you arrange with your bank to provide telephone or written assurance to the Transfer Agent that your purchase payment has cleared.

- INVOLUNTARY REDEMPTIONS OF SMALL ACCOUNTS. If your account value has fallen below $500, you will be given 60 days' notice to reestablish the minimum balance. If you do not increase your minimum balance, your account may be closed and the proceeds mailed to you at the record address. In some cases involuntary redemptions may be made to repay the Distributor for losses from the cancellation of share purchase orders. Under unusual circumstances, shares of the Fund may be redeemed "in kind," which means that the redemption proceeds will be paid with securities from the Fund. Please refer to the Statement of Additional Information for more details.

- "BACKUP WITHHOLDING" of Federal income tax may be applied at the rate of 31% from dividends, distributions and redemption proceeds (including exchanges) if you fail to furnish the Victory Portfolios with a certified Social Security or taxpayer identification number when you sign your application, or if you violate Internal Revenue Service regulations on tax reporting of dividends.

- THE VICTORY PORTFOLIOS DOES NOT CHARGE A REDEMPTION FEE, but if your Investment Professional handles your redemption, they may charge a separate service fee.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS. The Fund ordinarily declares and pays dividends from its net investment income monthly. The Fund distributes substantially all net capital gains, if any, to shareholders each year, to the extent necessary to qualify for favorable federal tax treatment.

CAPITAL GAINS. The Fund may make distributions annually out of any net short-term or long-term capital gains, and the Fund may make supplemental distributions of dividends and capital gains following the end of its fiscal year.

DISTRIBUTION OPTIONS

When you fill out your account application, you can specify how you want to receive your dividend distributions. Currently, there are five available options:

1. REINVESTMENT OPTION. Your income and capital gain dividends, if any, will be automatically reinvested in additional shares of the Fund. Income and capital gain dividends will be reinvested at the net asset value of the Fund as of the day after the record date. If you do not indicate a choice on your application, you will be assigned this option.

2. CASH OPTION. You will receive a check for each income or capital gain dividend, if any. Distribution checks will be mailed no later than 7 days after the dividend payment date which may be more than 7 days after the dividend record date.

3. INCOME EARNED OPTION. You will have your capital gain dividend distributions, if any, reinvested automatically in the Fund and have your income dividends paid in cash.

4. DIRECTED DIVIDENDS OPTION. You will have income and capital gain dividends, or only capital gain dividends, automatically reinvested in shares of another fund of the Victory Group. Shares will be purchased at the NAV as of the dividend record date. If you are reinvesting dividends of a fund sold without a sales charge in shares of a fund sold with a sales charge, the shares will be purchased at the public offering price. If you are reinvesting dividends of a fund sold with a sales charge in shares of a fund sold with or without a sales charge, the shares will be purchased at the net asset value of the fund. Dividend distributions can be directed only to an existing account with a registration that is identical to that of your Fund account.

5. DIRECTED BANK ACCOUNT OPTION. You will have your income and capital gain dividends, or only your income dividends, automatically transferred to your bank checking or savings account. The amount will be determined on the dividend record date and will normally be transferred to your account within 7 days of the dividend record date. Dividend distributions can be directed only to an existing account with a registration that is identical to that of your Fund account. Please call or write the Transfer Agent to learn more about this dividend distribution option.

Any election or revocation of any of the above dividend distribution options may be made in writing to the Fund and sent to Primary Funds Service Corporation, P.O. Box 9741, Providence, RI 02940-9741, or by calling the Transfer Agent at 800-539-3863, and will become effective with respect to dividends having record dates after receipt of the application or request by the Transfer Agent.

Reinvested dividend distributions receive the same tax treatment as dividend distributions paid in cash.

COMPLETE REDEMPTIONS: If you request a complete redemption of all your Fund shares, any dividend accrued to your account will be included in the redemption check.

STATEMENTS AND REPORTS: You will receive a monthly statement reflecting all transactions that affect the share balance or the registration of your Fund account. You will receive a confirmation after every transaction that affected the share balance of your Fund account, except for dividend reinvestment, systematic investment and systematic withdrawal transactions. These transactions will be detailed in your Fund account statement. Transactions that affect the share balance of your Fund investment in an account established with an Investment Professional or financial institution will be detailed in regular statements or through confirmation procedures of the financial institution. Certificates representing shares of the Fund will not be issued. An IRS Form 1099-DIV with federal tax information will be mailed to you by January 31 of each tax year and also will be filed with the IRS. At least twice a year, you will receive the Fund's financial reports.


FEDERAL TAXES



The Fund intends to qualify each year and elect to be treated as a separate "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "IRS Code"). If the Fund is treated as a "regulated investment company" and all its taxable income is distributed to its shareholders in accordance with the timing requirements imposed by the IRS Code, it will not be subject to federal income tax on its income. The Fund's distributions that are attributable to its net investment income and short-term capital gains are taxable as ordinary income, and its distributions from long-term capital gains are taxed as long-term capital gains. Such distributions are taxable when they are paid, whether taken in cash or reinvested in additional shares, except that distributions declared in October, November or December and paid during the following January are taxable as if paid and received on December 31. Dividends received from the Fund by corporate shareholders are not entitled to the dividends-received deduction. The Fund sends tax statements to its shareholders (with copies to the Internal Revenue Service (the "IRS")) by January 31 showing the amounts and tax status of distributions made (or deemed made) during the preceding calendar year.


REDEMPTION OR EXCHANGES

Investors may realize a gain or loss when redeeming (selling) or exchanging shares. For most types of accounts, the Fund reports the proceeds to the IRS annually. Because the shareholders' tax treatment also depends on their purchase price and personal tax positions, shareholders should keep their regular account statements to use in determining their tax. See "Buying a Dividend".

"BUYING A DIVIDEND"

On the record date for a distribution of ordinary income or capital gains dividend, the net asset value of the Fund is reduced by the amount of the distribution. An investor who buys shares just before the record date ("buying a dividend") will pay the full price for the shares and then receive a portion of the purchase price back as a taxable distribution.

OTHER TAX INFORMATION

The information above is only a summary of some of the federal income tax consequences generally affecting the Fund and its shareholders, and no attempt has been made to discuss individual tax consequences. A prospective investor should also review the more detailed discussion of federal income tax considerations in the Statement of Additional Information. In addition to federal income tax, a shareholder may be subject to state or local taxes on the shareholder's investment, depending on the laws in the shareholder's area. Investors considering an investment in the Fund should consult their tax adviser to determine whether the Fund is suitable to their particular tax situation.

When investors sign their account application, they are asked to provide their correct social security or taxpayer identification number and other required certifications. If investors do not comply with IRS regulations, the IRS can require the Fund to withhold 31% of taxable distributions and redemptions from their account.

                                   PERFORMANCE

From time to time, performance information for the Fund showing total return may be presented in advertisements, sales literature and in reports to shareholders. Such performance figures are based on historical earnings and are not intended to indicate future performance. Average annual total return will be calculated over a stated period of more than one year. Average annual total return is measured by comparing the value of an investment at the beginning of the relevant period (as adjusted for sales charges, if any) to the redemption value of the investment at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions) and annualizing that figure. Aggregate total return is calculated similarly to average annual total return, except that the resulting difference is not annualized.

From time to time performance information for the Fund showing the yield and/or effective yield for each class of shares may also be presented in advertisements, sales literature and in reports to shareholders. Yields reflect the deduction of the maximum sales charge. Such performance figures are based on historical earnings and are not intended to indicate future performance. Yield will be computed by dividing the Fund's net investment income per share earned during a recent thirty-day period by the Fund's maximum offering price per share (reduced by any undeclared earned income expected to be paid shortly as a dividend) on the last day of the period and annualizing the result. Effective yield is computed in a similar manner, but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

Investors may also judge, and the Victory Portfolios may at times advertise, the performance of the Fund by comparing it to the performance of other mutual funds with comparable investment objectives and policies, which performance may be contained in various unmanaged mutual fund or market indices or rankings such as those prepared by Dow Jones & Co., Inc. and Standard & Poor's Corporation, in publications issued by Lipper Analytical Services, Inc., and in the following publications: IBC/Donoghue's Money Fund Reports, Ibbotson Associates, Inc., Morningstar, CDA/Wiesenberger, Money Magazine, Forbes, Barron's, The Wall Street Journal, The New York Times, Business Week, American Banker, Fortune, Institutional Investor, U.S.A. Today and local newspapers. In addition, general information about the Fund that appears in publications such as those mentioned above may also be quoted or reproduced in advertisements, sales literature or in reports to shareholders.

Performance is a function of the type and quality of instruments held in the Fund's portfolio, operating expenses, and market conditions. Consequently, current performance will fluctuate and is not necessarily representative of future results. Any fees charged by service providers with respect to customer accounts for investing in shares of the Fund will not be reflected in performance calculations.

Additional information regarding the performance of each of the Victory Portfolios is included in the Victory Portfolios' annual report, which is available free of charge by calling 800-539-3863.


The Fund is the successor to Investors Preference Fund for Income, Inc. The Fund may also quote historical performance of Investors Preference Fund for Income, Inc.




                           FUND ORGANIZATION AND FEES



The Victory Portfolios is an open-end management investment company, commonly known as a mutual fund, and currently consisting of twenty-eight series portfolios, four of which are inactive. The Victory Portfolios has been operating continuously since 1986, when it was created under Massachusetts law as a Massachusetts business trust, although certain of the funds have a prior operating history from their predecessor funds. On February 29, 1996 the Victory Portfolios converted from a Massachusetts business trust to a Delaware business trust. The Victory Portfolios' offices are located at 3435 Stelzer Road, Columbus, OH 43219-3035.



Overall responsibility for management of the Victory Portfolios rests with its Board of Trustees, who are elected by the shareholders of the Victory Portfolios.



After the close of business on April 30, 1994, the Fund for Income Portfolio and Investors Preference Fund for Income Fund, Inc. consummated an Agreement and Plan of Reorganization (the "Agreement") pursuant to which the Investors Preference Fund for Income Inc. transferred substantially all its assets and certain liabilities to the Fund for Income Portfolio in exchange for shares of the Fund for Income Portfolio which were distributed pro rata to shareholders of the Investors Preference Fund for Income Fund, Inc. The Fund for Income Portfolio succeeded to the operations of the

Investors Preference Fund for Income Fund, Inc. Prior to this date, the Fund for Income Portfolio had no assets or operations.



REORGANIZATION WITH PREDECESSOR FUND



The Predecessor Fund was a portfolio of The Victory Funds. On May 26, 1995, the Shareholders of the Predecessor Fund approved an Agreement and Plan of Reorganization (the "Reorganization Plan"). Under the Reorganization Plan, the Predecessor Fund transferred all its assets and liabilities to the Fund in exchange for shares of the Fund, which were distributed pro rata to shareholders of the Predecessor Fund, who then became shareholders of the Fund (the "Reorganization"). The Predecessor Fund has then ceased operations. The Fund had no assets and did not begin operations until the Reorganization occurred.



INVESTMENT ADVISERS AND SUB-ADVISER



Key Advisers is the investment adviser to the Fund. Key Advisers directs the investment of the Victory Portfolios' assets, subject at all times to the supervision of the Victory Portfolios' Board of Trustees. Key Advisers continually supervises the investment and reinvestment of cash, securities and other property comprising the assets of the Victory Portfolios.



Key Advisers was organized as an Ohio corporation on July 27, 1995 and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. It is a wholly-owned subsidiary of KeyCorp Asset Management Holdings, Inc., which is a wholly-owned subsidiary of Key Advisers National Bank, a wholly-owned subsidiary of KeyCorp. Affiliates of Key Advisers manage approximately $37 billion for numerous clients including large corporate and public retirement plans, Taft-Hartley plans, foundations and endowments, high net worth individuals and mutual funds.



For the services provided and expenses incurred pursuant to its investment advisory agreement with the Victory Portfolios respecting the Fund, Key Advisers receives a fee, computed daily and paid monthly, at the annual rate of fifty one-hundredths of one percent (.50%) of the average daily net assets of the Fund. The advisory fees for the Fund have been determined to be fair and reasonable in light of the services provided to the Fund. Key Advisers may periodically waive all or a portion of its advisory fee with respect to the Fund to increase the net income of the Fund available for distribution as dividends. Prior to January 1, 1996, the Sub-Adviser (Society Asset Management, Inc.) served as investment adviser to the Fund. During the Fund's fiscal year ended October 31, 1995, Society Asset Management, Inc. received investment advisory fees aggregating .__% of the average daily net assets of the Fund of which .___% was paid to the Sub-Adviser.



Under the investment advisory agreement between the Victory Portfolios, on behalf of the Fund, and Key Advisers, Key Advisers may delegate a portion of its responsibilities to a subadviser. In addition, the investment advisory agreement provides that Key Advisers may render services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser of the Fund and are under the common control of KeyCorp as long as all such persons are functioning as part of an organized group of persons, managed by authorized officers of Key Advisers.



Key Advisers has entered into an investment sub-advisory agreement with First Albany Asset Management Corporation. The Sub-Adviser, 41 State Street, Albany, New York 12207, was incorporated on July 3, 1991, as a newly formed subsidiary of First Albany Companies, Inc. It utilizes the expertise of an experienced staff of research personnel employed by its affiliate, First Albany Corporation.



The person primarily responsible for the investment management of the Fund as well as his previous experience is as follows:


           PORTFOLIO                 MANAGING                             PREVIOUS
           MANAGER               PORTFOLIO SINCE                         EXPERIENCE
           ----------            ---------------                         ----------
Robert T. Hennes, Jr.      Portfolio Manager of the Fund and the     Executive Vice President
                           Predecessor Fund since inception in       of First Albany Asset
                           1987.                                     Management Corporation
                                                                     since 1991; Executive
                                                                     Vice President and
                                                                     Director of Dollar Dry
                                                                     Dock Bank.



For its services under the investment sub-advisory agreement, Key Advisers pays the Sub-Adviser sub-advisory fees of .20% of the Fund's average daily net assets.



ADMINISTRATOR AND DISTRIBUTOR



Concord Holding Corporation is the Administrator for the Fund. Victory Broker-Dealer Services, Inc. is the Fund's principal underwriter and Distributor.



The Administrator generally assists in all aspects of the Fund's administration and operation. For expenses incurred and services provided as Administrator pursuant to its management and administration agreement with the Victory Portfolios, the Administrator receives a fee from the Fund, computed daily and paid monthly, at an annual rate of fifteen one-hundredths of one percent (.15%) of the Fund's average daily net assets. The Administrator may periodically waive all or a portion of its administrative fee with respect to the Fund to increase the net income of the Fund available for distribution as dividends. During the fiscal period ended October 31, 1995, the Fund paid administration fees of .15% of its average daily net assets.



PLAN OF DISTRIBUTION



The Victory Portfolios has adopted a Distribution and Service Plan (the "Plan") for the Fund under Rule 12b-1 under the Investment Company Act of 1940 (the "1940 Act"). No separate payments are authorized to be made by the Fund under the Plan. Rather, the Plan recognizes that the Adviser or the Distributor may use their fee revenues, or other resources to pay expenses associated with activities primarily intended to result in the sale of the shares of the Fund. The Plan also provides that the Adviser or the Distributor may make payments from these sources to third parties, including affiliates, such as banks or broker-dealers, that provide distribution-related services or engage in the sale of the shares of a Fund. See "Investment Adviser" with respect to certain prohibitions under the Glass-Steagall Act.



TRANSFER AGENT AND FUND ACCOUNTANT



Primary Funds Service Corporation, P.O. Box 9741, Providence, RI 02940-9741, serves as the Fund's Transfer Agent pursuant to a Transfer Agency and Shareholder Service Agreement with the Victory Portfolios and receives a fee for such services based on a percentage of the average daily net assets of the Fund. BISYS Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, OH 43219, provides certain accounting services for the Fund pursuant to a Fund Accounting Agreement and receives a fee for such services.



SHAREHOLDER SERVICING

Shareholder services are provided to the Fund pursuant to agreements between the Victory Portfolios and various shareholder servicing agents, including Key Trust Company of Ohio, N.A. and its affiliates and other financial institutions and securities brokers (each a "Shareholder Servicing Agent"). Each Shareholder Servicing Agent generally will provide support services to shareholders by establishing and maintaining accounts and records, processing dividend and distribution payments, providing account information, arranging for bank wires, responding to routine inquires, forwarding shareholder communication, assisting in the processing of purchase, exchange and redemption requests, and assisting shareholders in changing dividend options, account designations and addresses. For expenses incurred and services provided as Shareholder Servicing Agent pursuant to its respective Shareholder Servicing Agreement, the Fund pays each Shareholder Servicing Agent a fee computed daily and paid monthly, in amounts aggregating not more than twenty-five one-hundredths of one percent (.25%) of the average daily net assets of the Fund per year. A Shareholder Servicing Agent may periodically waive all or a portion of its respective shareholder servicing fees with respect to the Fund to increase the net income of the Fund available for distribution as dividends. During the fiscal year ended October 31, 1995,
the Fund paid shareholder servicing fees of   % of the Fund's average daily net
assets.



EFFECT OF BANKING LAWS



Key Advisers and the Sub-Adviser believe that they may perform the investment advisory services for the Fund contemplated by the investment advisory (and sub-advisory) agreements (the "Advisory Agreements") for the Fund. In the Advisory Agreements, Key Advisers and the Sub-Adviser have represented that they possess the legal authority to perform the investment advisory services contemplated therein and described in this Prospectus. Key Trust Company of Ohio, N.A. and its affiliates also believe that they also may perform the services for the Victory Portfolios contemplated by the Shareholder Servicing Agreement with the Victory Portfolios without violating applicable banking laws and regulations. Future changes in federal or state statutes and regulations relating to permissible activities of banks or bank holding companies and their subsidiaries and affiliates, as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations, could change the manner in which Key Advisers, the Sub-Adviser, Key Trust Company of Ohio, N.A. and its affiliates could continue to perform such services for the Victory Portfolios. See the Statement of Additional Information ("Glass-Steagall Act") for further discussion.



EXPENSES



For the fiscal period ended October 31, 1995, the Fund's total operating expenses were .___% of the Fund's average net assets.


CUSTODIAN

Key Trust Company of Ohio, N.A. serves as custodian for the Fund and receives fees for its services.

INDEPENDENT ACCOUNTANTS

Coopers & Lybrand L.L.P. serves as the Fund's independent accountants.


                             ADDITIONAL INFORMATION



The Victory Portfolios may issue an unlimited number of shares and classes of the Fund. Shares of each class of the Fund participate equally in dividends and distributions and have equal voting, liquidation and other rights. When issued and paid for, shares will be fully paid and nonassessable by the Victory Portfolios and will have no preference, conversion, exchange or preemptive rights. Shareholders are entitled to one vote for each full share owned and fractional votes for fractional shares owned. For those investors with qualified trust accounts established with affiliates of the Adviser, the trustee will vote the shares at meetings of the Fund's shareholders in accordance with the shareholder's instructions or will vote in the same percentage as shares that are not held in Trust. The trustee will forward to these shareholders all communications received by the trustee, including proxy statements and financial reports. The Victory Portfolios and the Fund are not required to hold annual meetings of shareholders and in ordinary circumstances do not intend to hold such meetings. The Trustees may call special meetings of shareholders for action by shareholder vote as may be required by the 1940 Act or the Victory Portfolios' Delaware Trust Instrument. Under certain circumstances, the Trustees may be removed by action of the Trustees or by the shareholders. Shareholders holding 10% or more of the Victory Portfolios' outstanding shares may call a special meeting of shareholders for the purpose of voting upon the question of removal of Trustees.



The Victory Portfolio's Board of Trustees may authorize the Victory Portfolios to offer other funds which may differ in the types of securities in which their assets may be invested.



Key Advisers, the Sub-Adviser and the Victory Portfolios have adopted Codes of Ethics ( the "Codes") which require investment personnel (a) to pre-clear all personal securities transactions, (b) to file reports regarding such transactions, and (c) to refrain from personally engaging in (i) short-term trading of a security, (ii) transactions involving a security within seven days of a Victory fund transaction involving the same security, and (iii) transactions involving securities being considered for investment by a Victory fund. The Codes also prohibit investment personnel from purchasing securities in an initial public offering. Personal trading reports are reviewed periodically by Key Advisers or the Sub-Adviser, and the Board of Trustees reviews annually such reports (including information on any substantial violations of the Codes). Violations of the Codes may result in censure, monetary penalties, suspension or termination of employment.



DELAWARE LAW



The Delaware Business Trust Act provides that a shareholder of a Delaware business trust shall be entitled to the same limitation of personal liability extended to stockholders of Delaware corporations. In light of Delaware law, the nature of the Victory Portfolios' business, and the nature of its assets, management of the Victory Portfolios believes that the risk of personal liability to a Fund shareholder would be extremely remote.



In the unlikely event a shareholder is held personally liable for the Victory Portfolios' obligations, the Victory Portfolios is required to use its property to protect or compensate the shareholder. On request, the Victory Portfolios will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Victory Portfolios. Therefore, financial loss resulting from liability as a shareholder will occur only if the Victory Portfolios itself cannot meet its obligations to indemnify shareholders and pay judgments against them.



Delaware law authorizes electronic or telephonic communications between shareholders and the Victory Portfolios. Under Delaware law, the Successor Company has the flexibility to respond to future business contingencies. For example, the Trustees will have the power to incorporate the Victory Portfolios, to merge or consolidate it with another entity, to cause each fund to become a separate trust, and to change the Victory Portfolios' domicile without a shareholder vote. This flexibility could help reduce the expense and frequency of future shareholder meetings for non-investment related issues.



MISCELLANEOUS



Shareholders will receive Semi-Annual Reports, which are unaudited, and Annual Reports, which are audited by independent public accountants, describing the investment operations of the Fund. Each of these reports, when available for a particular fiscal year end or the end of a semi-annual fiscal period, is incorporated herein by reference. The Victory Portfolios may include information in their Annual Reports and Semi-Annual Reports to shareholders that (i) describes general economic trends, (ii) describes general trends within the financial services industry or the mutual fund industry, (iii) describes past or anticipated portfolio holdings for the Fund or (iv) describes investment management strategies for the Victory Portfolios. Such information is provided to inform shareholders of the activities of the Victory Portfolios for the most recent fiscal year or semi-annual fiscal period, and to provide the views of Key Advisers, the Sub-Adviser and/or the Victory Portfolios' officers regarding expected trends and strategies.



Inquiries regarding the Victory Portfolios or the Fund may be directed in writing to the Victory Portfolios at Primary Funds Service Corporation, P.O. Box 9741, Providence, RI 02940-9741, or by telephone, toll-free, at 800-539-3863.


NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS, AND IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE VICTORY PORTFOLIOS OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE VICTORY PORTFOLIOS OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                                                                           DRAFT



The
VICTORY
Portfolios
GOVERNMENT BOND FUND



PROSPECTUS               For current yield, purchase and redemption information,
March 1, 1996                                  call 800-539-FUND or 800-539-3863




THE VICTORY PORTFOLIOS (the "Victory Portfolios") is a registered open-end management investment company that offers investors a selection of money market, fixed-income, municipal bond, domestic and international equity portfolios. This Prospectus relates to the Victory Government Bond Fund (the "Fund"), a diversified portfolio. KeyCorp Mutual Fund Advisers, Inc., Cleveland, Ohio, an indirect subsidiary of KeyCorp, is the investment adviser to the Fund ("Key Advisers" or the "Adviser"). Society Asset Management, Inc., Cleveland, Ohio, an indirect subsidiary of KeyCorp, is the investment sub-adviser to the Fund ("Society" or the "Sub-Adviser"). Concord Holding Corporation is the Fund's administrator (the "Administrator"). Victory Broker-Dealer Services, Inc. is the Fund's distributor (the "Distributor").



The Fund seeks to provide as high a level of current income as is consistent with preservation of capital by investing in U.S. Government securities. The Fund's dollar-weighted average maturity will not exceed ten years.



The Fund offers two classes of shares: (i) Class A shares, which are offered at net asset value plus the applicable sales charge (maximum of 4.75% of public offering price) and (ii) Class B shares, which are offered at net asset value with a maximum contingent deferred sales charge ("CDSC") of 5.0% imposed on certain redemptions. At the end of the sixth year after a purchase of Class B shares the CDSC will no longer apply to redemptions. Class B shares have higher ongoing expenses than Class A shares, but automatically convert to Class A shares eight years after purchase.



Please read this Prospectus before investing. It is designed to provide you with information and to help you decide if the Fund's goals match your own. Retain this document for future reference. A Statement of Additional Information (dated March 1, 1996) for the Fund and an annual report for the Fund's fiscal period ended October 31, 1995 have been filed with the Securities and Exchange Commission and are incorporated herein by reference. The Statement of Additional Information is available without charge upon request by calling 800-539-3863.



SHARES OF THE FUND ARE:


-       NOT INSURED BY THE FDIC;

- NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY KEYCORP BANK, ANY OF ITS AFFILIATES, OR ANY OTHER BANK;

- SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION ("COMMISSION"), OR ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE, NOR HAS THE COMMISSION OR ANY SUCH STATE AUTHORITY PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS                                                                                       PAGE
                                                                                                        ----
Summary of Fund Expenses                                                                                   2
Financial Highlights                                                                                       3
Investment Objective and Policies                                                                          3
Additional Information Regarding Securities in Which the Fund May Invest                                   4
Limiting Investment Risks                                                                                  6
Portfolio Management                                                                                       6
How to Invest, Exchange and Redeem                                                                         7
Dividends, Distributions and Taxes                                                                        16
Performance                                                                                               17
Fund Organization and Fees                                                                                18
Additional Information                                                                                    20

                            SUMMARY OF FUND EXPENSES


The table below summarizes the expenses associated with the Fund. This standard format was developed for use by all mutual funds to help you make your investment decisions. Of course, you should consider this expense information along with other important information in the Prospectus, including the Fund's investment objective, investment policies and risk factors, and financial highlights.


SHAREHOLDER TRANSACTION EXPENSES(1). These represent charges paid when you purchase, redeem or exchange shares of the Fund. See "How to Invest, Exchange and Redeem."



                                                                CLASS A                CLASS B
                                                                -------                -------
Maximum Sales Charge Imposed on Purchases
(as a percentage of the offering price)                           4.75%                   none
Sales Charge Imposed on Reinvested Dividends                       none                   none
Deferred Sales Charge Imposed on Redemptions                       none          5% in the first year,
                                                                                   declining to 1% in
                                                                                   the sixth year and
                                                                                   eliminated there-
                                                                                     after to 0%.
Exchange Fee                                                       none                   none



ANNUAL FUND OPERATING EXPENSES AFTER EXPENSE WAIVERS AND REIMBURSEMENTS (AS A PERCENTAGE OF AVERAGE NET ASSETS).



                                                                                   CLASS A          CLASS B
                                                                                   -------          -------
Management Fees(2)                                                                  0.41%            0.41%
Administration Fees                                                                 0.15%            0.15%
Rule 12b-1 Distribution Fee                                                          none            0.75%
Other Expenses(3)                                                                   0.39%            0.54%
                                                                                    -----            -----
Total Fund Operating Expenses(3)                                                    0.95%            1.85%
                                                                                    =====            =====




(1) Subsidiaries, correspondents, affiliated banks and nonaffiliated banks of KeyCorp may charge a customer's account fee for services provided in connection with investment in the Fund. (See "How to Invest, Exchange and Redeem" in the Prospectus.)



(2) Key Advisers has agreed to reduce its investment advisory fees to the extent necessary so that the total operating expenses of the Fund do not exceed 1.26% for Class A shares and 2.01% for Class B shares until at lease [February 28, 1996]. Absent the voluntary reduction of investment advisory fees, "Management Fees" as a percentage of average daily net assets would be .55%.



(3) These amounts include an estimate of the shareholder servicing fees the Fund expects to pay and voluntary expense reimbursements by the Administrator. (See "Fund Organization and Fees--Shareholder Servicing" in the Prospectus.) If the voluntary fee reductions and reimbursements referred to in footnote (2) above were not in effect, "Total Fund Operating Expenses" as a percentage of average daily net assets would be 1.09% for Class A shares and 1.99% for Class B shares.




EXAMPLE:  You would pay the following expenses on a $1,000 investment, assuming
(1) a 5% annual return and (2) full redemption at the end of each time period:




                                                         1 YEAR         3 YEARS        5 YEARS     10 YEARS
                                                         ------         -------        -------     --------
Government Bond Fund Class A                               $57             $76           $ 98        $159
Government Bond Fund Class B                               $69             $88           $120        $193*



* Includes expenses for Class A shares for years 9 & 10 since Class B shares convert to Class A after 8 years.



The purpose of the table above is to assist you in understanding the various costs and expenses that an investor in the Fund will bear directly and indirectly. See "Fund

Organization and Fees" for a more complete discussion of annual operating expenses of the Fund. The foregoing example is based upon expenses for the fiscal period ended October 31, 1995 and expenses that the Fund is expected to incur during the current fiscal year. THE FOREGOING EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES, SINCE ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                              FINANCIAL HIGHLIGHTS



SELECTED PER SHARE DATA.



The information in the table below relates to the Fund and to its predecessor, the Government Bond Portfolio, a portfolio of The Victory Funds (the "Predecessor Fund"), and has been audited by Coopers & Lybrand L.L.P. (for the fiscal period ended October 31, 1995) and by KPMG Peat Marwick L.L.P. (for earlier periods), respectively, as auditors, whose reports thereon, together with the financial statements of the Fund and the Predecessor Fund are incorporated by reference into or contained in the Statement of Additional Information. No Class B shares were publicly issued prior to September 26, 1994, and therefore no information on Class B shares is reflected in the table below or in the Predecessor Fund's other financial statements for periods prior to September 26, 1994.



                                                                                                                   CLASS A
                                                                                                                   -------
                                                              FISCAL                                           PERIOD FROM MAY
                                                           PERIOD ENDED                  YEAR ENDED                3,1993**
                                                              OCTOBER                     APRIL 30,              TO APRIL 30,
                                                            31,1995***                      1995                     1994
                                                            -------                       --------                 --------
 Net Asset Value, Beginning of Period                    [To be inserted]                   $ 9.45                 $ 10.00
                                                                                            ------                 -------
 Income from investment operations:                                                           0.55                    0.45

   Net investment income(1)

   Net realized and unrealized loss
     on investments                                                                          (0.02)                 (0.54)
                                                                                            ------                  ------

       Total from investment activities                                                       0.53                   (0.09)
                                                                                            ------                  ------
 Distributions:

   Net investment income                                                                     (0.54)                  (0.45)

   In excess of net investment income                                                           --                   (0.01)
                                                                                            ------                  ------

        Total distributions                                                                  (0.54)                  (0.46)
                                                                                            ------                  ------

 NET ASSET VALUE, END OF PERIOD                                                             $ 9.44                 $  9.45
                                                                                            ======
 Total Return+                                                                                5.87%                  (1.06)%

 RATIOS AND SUPPLEMENTAL DATA:

   Net assets, end of period (thousands)                                               $84,567                 $120,636

   Ratio of expenses to average net assets(1)                                                  .63%                   0.38%*

   Ratio of net investment income to average net                                              5.97%                   4.61%*
     assets

   Portfolio turnover rate                                                              127%                    121%*

                                                                                   CLASS B
                                                                                   -------
                                                                                                    PERIOD FROM
                                                                 FISCAL PERIOD                     SEPTEMBER 26,
                                                                     ENDED                           1994** TO
                                                              OCTOBER 31, 1995***                  APRIL 30,1995
                                                              -------------------                  -------------
Net Asset Value, Beginning of Period                                                                   $ 9.25
                                                                                                       ------
Income from investment operations:                                                                       0.31
  Net investment income(1)
  Net realized and unrealized loss
    on investments                                                                                       0.17
                                                                                                       ------
     Total from investment activities                                                                    0.48
                                                                                                       ------
Distributions:
  Net investment income                                                                                 (0.30)
  In excess of net investment income                                                                     --
     Total distributions                                                                                (0.30)
                                                                                                       ------
NET ASSET VALUE, END OF PERIOD                                                                         $ 9.43
                                                                                                       ======
Total Return+                                                                                            5.26%
RATIOS AND SUPPLEMENTAL DATA:
  Net assets, end of period (thousands)                                                                $  155
  Ratio of expenses to average net assets(1)                                                             1.43%*
  Ratio of net investment income to                                                                      5.03%*
    average net assets
  Portfolio turnover rate                                                                               127%*




(1) During the period from May 3, 1993 to April 30, 1994, various fees and expenses were voluntarily waived by Key Trust Company and Fidelity Distributors Corporation, in the amount of $0.06 per share. During the year ended April 30, 1995, expenses were voluntarily waived by Key Trust Company, Society Asset Management, Inc. and Concord Holding Corporation, in the amount of $0.04 and $0.00 per share for Class A shares and Class B shares, respectively. During the fiscal period ended October 31, 1995 [to be inserted]. The ratio of expenses to average net assets had such waiver not occurred is as follows:



Ratio of expenses to average net assets    ____%  1.60%*  0.98%  ____% 0.96%*



 *       Annualized.



**       Commencement of operations.



*** The Fund's fiscal year end was changed to the period ending October 31 of each year.



+ Total return does not include the one time sales charge and for a period of less than one year is not annualized. Total returns would have been lower had certain expenses not been reduced during the period.



                        THE FUND'S INVESTMENT OBJECTIVE



The Fund's investment objective is to seek to provide as high a level of current income as is consistent with preservation of shareholders' capital. The investment objective of the Fund is fundamental and may not be changed without a vote of the holders of a majority of its outstanding voting securities (as defined in the Statement of Additional Information). There can be no assurance that the Fund will achieve its investment objective.



                        INVESTMENT POLICIES OF THE FUND



The Fund pursues its objective by investing primarily in a portfolio of U.S. government securities. When Key Advisers or the Sub-Adviser believes market conditions warrant a temporary defensive position, the Fund may invest up to 100% of its assets in short-term securities such as bankers' acceptances, certificates of deposit and other bank obligations, repurchase agreements, short-term government or government agency obligations, and commercial paper and other short-term corporate obligations, having remaining maturities of one year or less.



The investment policies of the Fund may be changed without an affirmative vote of the holders of a majority of the Fund's outstanding voting securities unless
(1) a policy is expressly deemed to be a fundamental policy of the Fund or (2) a policy is expressly deemed to be changeable only by such majority vote.



The Fund is advised by KeyCorp Mutual Fund Advisers, Inc., an indirect subsidiary of KeyCorp, which purchases securities for the Fund consistent with its investment objective and policies and which meet the quality and maturity characteristics established for the Fund. The Predecessor Fund was advised by Key Trust Company, an affiliate of Key Advisers.



FROM TIME TO TIME, THE FUND, TO THE EXTENT CONSISTENT WITH ITS INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS, MAY INVEST IN SECURITIES OF COMPANIES WITH WHICH KEY ADVISERS OR THE SUB-ADVISER OR ITS AFFILIATES HAVE A LENDING RELATIONSHIP.



RISK FACTORS



The value of the Fund's securities will fluctuate in response to market conditions and the value of a share in the Fund may vary. Investors should review the investment objective and policies of the Fund and carefully consider the ability to assume any risk involved in purchasing shares of the Fund, including the risk of possible loss of principal.



Generally, bond funds offer higher yields than money market funds although unlike money market funds, the share price of bond funds fluctuates in response to changes in prevailing interest rates and may be affected by other market and credit factors. Fixed-income securities (except securities with floating or variable interest rates) are generally considered to be interest rate sensitive, which means that their value (and a Fund's share price) will tend to decrease when interest rates rise and increase when interest rates fall. Securities with shorter maturities, while offering lower yields, generally provide greater price stability than longer-term securities and are less affected by changes in interest rates. The share prices and yields of the Fund are not insured or guaranteed by the U.S. Government.



    ADDITIONAL INFORMATION REGARDING SECURITIES IN WHICH THE FUND MAY INVEST



The following paragraphs provide a brief description of some of the types of securities in which the Fund may invest, the transactions it may make, and the strategies it may adopt. The Fund may, following notice to its shareholders, take advantage of other investment practices which are not at present contemplated for use by the Fund, or which currently are not available but which may be developed, to the extent such investment practices are both consistent with the Fund's investment objective and legally permissible for the Fund. Such investment practices, if they arise, may involve risks which exceed those involved in the activities described in this Prospectus.



MONEY MARKET INSTRUMENTS refer to short-term, high-quality debt securities, including U.S. Government obligations, commercial paper, certificates of deposit, bankers' acceptances, time deposits and short-term corporate obligations. Money market instruments may carry fixed rates of return or have variable or floating interest rates. The Fund may only invest in U.S. Government securities and money market instruments.



COMMERCIAL PAPER consists of short-term obligations issued by banks, broker-dealers, corporations and other entities for purposes such as financing their current operations.



CERTIFICATES OF DEPOSIT are negotiable certificates representing a commercial bank's obligations to repay funds deposited with it, earning specified rates of interest over given periods.

BANKERS' ACCEPTANCES are negotiable obligations of a bank to pay a draft which has been drawn on it by a customer. These obligations are backed by large banks and usually backed by goods in international trade.



TIME DEPOSITS are non-negotiable deposits in a banking institution earning a specified interest rate over a given period of time.



DELAYED-DELIVERY TRANSACTIONS for the Fund are purchases and sales of securities on a when-issued or delayed-delivery basis, with payment and delivery taking place at a future date. The market value for securities purchased in this fashion may change before the delivery date, and could increase fluctuations in the Fund's yield. Ordinarily, the Fund will not earn interest on securities purchased until they are delivered.



REPURCHASE AGREEMENTS AND SECURITIES LOANS. In a repurchase agreement, the Fund purchases a security at one price and simultaneously agrees to sell it back at a higher price. The Fund may also make securities loans to broker-dealers and institutional investors. In the event of the bankruptcy of the other party to either a repurchase agreement or a securities loan, the Fund could experience delays in recovering its cash or the securities it lent. To the extent that, in the meantime, the value of the securities purchased had decreased or the value of the securities lent had increased, the Fund could experience a loss. In all cases, Key Advisers or the Sub-Adviser must find the creditworthiness of the other party to the transaction satisfactory. The Fund may invest only in repurchase agreements that are secured by those securities in which it is permitted to invest directly. Repurchase agreements are considered by the staff of the Securities and Exchange Commission to be loans by the Fund.



ZERO COUPON BONDS do not make interest payments; instead, they are sold at a deep discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be very volatile when interest rates change. In calculating its daily dividend and in complying with federal tax distribution requirements, the Fund takes into account as income a portion of the difference between a zero coupon bond's purchase price and its face value.



A broker-dealer creates a derivative zero by separating the interest and principal components of a U.S. Treasury security and selling them as two individual securities. CATS (Certificates of Accrual on Treasury Securities), TIGRs (Treasury Investment Growth Receipts), and TRs (Treasury Receipts) are examples of derivative zeros. The Fund has been advised that the staff of the SEC does not consider these instruments to be U.S. Government securities for certain purposes under the 1940 Act. Therefore, the Fund does not treat these obligations as U.S. Government Securities for purposes of its 100% investment policy.



The Federal Reserve Bank creates STRIPS (Separate Trading of Registered Interest and Principal of Securities) by separating the interest and principal components of an outstanding U.S. Treasury bond and selling them as individual securities. Bonds issued by the Resolution Funding Corporation and the Financing Corporation can also be separated in this fashion. Original issue zeros are zero coupon securities originally issued by the U.S. Government, a government agency or a corporation in zero coupon form.



MORTGAGE-BACKED SECURITIES are securities issued or guaranteed by agencies or instrumentalities of the U.S. Government and non-government entities such as banks, mortgage lenders, or other financial institutions. A mortgage-backed security may be an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage-backed securities make payments of both principal and interest at a variety of intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-backed securities are based on different types of mortgages including those on commercial real estate or residential properties. Other types of mortgage-backed securities will likely be developed in the future, and the Fund may invest in them if Key Advisers or the Sub-Adviser determines they are consistent with the Fund's investment objective and policies. The Fund will not acquire "residual" interests in real estate mortgage investment conduits (REMICs) under current tax law in order to avoid certain potential adverse tax consequences.

The value of mortgage-backed securities may change due to shifts in the market's perception of issuers. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Non-government, mortgage-backed securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. Mortgage-backed securities are subject to prepayment risk.



Prepayment, which occurs when unscheduled or early payments are made on the underlying mortgages, may shorten the effective maturities of these securities and may lower their total returns.



EXTENDIBLE DEBT SECURITIES are securities that can be retired at the option of the Fund at various dates prior to maturity.



INVESTMENT COMPANY SECURITIES. The Fund may invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the securities of any one investment company or invest more than 10% of its total assets in the securities of other investment companies. Pursuant to an exemptive order received by the Victory Portfolios from the Commission, the Fund may invest in the money market funds of the Victory Portfolios. Key Advisers and/or the Sub-Adviser will waive its investment advisory fee attributable to the Fund's assets invested in a fund of the Victory Portfolios to the extent such fees are duplicated. To the extent required by the laws of any state in which shares of a fund of the Victory Portfolios are sold, Key Advisers and/or the Sub-Adviser will waive its investment advisory fee as to all assets invested in other investment companies. Because such other investment companies employ an investment adviser, such investment by the Fund will cause shareholders to bear duplicative fees, such as management fees, to the extent such fees are not waived by Key Advisers and/or the Sub-Adviser. The Fund will invest only in the securities of money market funds which invest only in securities of equal or higher short-term ratings as the securities in which the Fund may invest.



                           LIMITING INVESTMENT RISKS



The Fund is subject to certain investment restrictions, described below and in more detail in the Statement of Additional Information, which have been adopted by the Fund as fundamental policies. These fundamental policies cannot be changed without the approval of a majority of the outstanding shares of the Fund.



Among other restrictions, the Fund may not (a) invest more than 5% of its total assets in the securities of any issuer (except U.S. government securities, except that up to 25% of the Fund's total assets may be invested without regard to this limitation); (b) invest more than 25% of the Fund's assets in securities of companies having their principal business activities in the same industry (except U.S. government securities); and (c) borrow money, except that the Fund may borrow money from banks for temporary or emergency purposes and engage in reverse repurchase agreements in an amount not exceeding 33 1/3% of its total assets, provided that any such borrowings representing more than 5% of the Fund's total assets must be repaid before the Fund may make additional investments. These limitations and the policies discussed in this Prospectus are considered and applied by Key Advisers or the Sub- Adviser at the time of purchase of an investment; the sale of securities by a Fund is not required in the event of a subsequent change in circumstances.



The Fund will not purchase a security if, as a result, more than 15% of its net assets would be invested in illiquid securities. The Fund may invest up to 15% of its net assets in illiquid investments (investments that cannot be readily sold within seven days in the usual course of business at approximately the price at which the Fund has valued them), including restricted securities deemed to be illiquid. Under the supervision of the Trustees, Key Advisers or the Sub-Adviser determines the liquidity of the Fund's investments. The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Fund to sell them promptly at an acceptable price.



Whenever an investment policy or limitation states a maximum percentage of the Fund's assets that may be invested, such percentage limitation will be determined immediately after and as a result of the investment, except in the case of borrowing (or other activities that may be deemed to result in the issuance of a "senior security" under the Investment Company Act of 1940). Any subsequent change in values, assets, or other circumstances will not be considered when determining whether the investment complies with the Funds's investment policies and limitations. If the value of a Fund's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board of Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity.



PORTFOLIO TRANSACTIONS



Brokerage firms are utilized to conduct securities transactions for the Fund. Broker-dealers are chosen by judging professional ability and quality of service. The Fund's securities are generally traded in the over-the-counter market through broker-dealers. In the over-the-counter market, a broker-dealer makes a market for securities by offering to buy at one price and sell at a slightly higher price. The difference between the prices is known as a spread. [Since Key Advisers and the Sub-Adviser trade a large number of securities, broker-dealers are willing to work with the portfolio on a more favorable spread than would be possible for most individual investors.]



Higher commissions for each Fund may be paid to firms that provide research services to the extent permitted by law. The frequency of portfolio transactions -- the Fund's turnover rate -- will vary from year to year depending on market conditions. The portfolio turnover rates for the Fund's fiscal year ended April 30, 1994, April 30, 1995 and fiscal period ended October 31, 1995, were 121% and ___% (annualized), respectively.



                       HOW TO INVEST, EXCHANGE AND REDEEM

HOW TO INVEST

The Fund offers investors two different classes of shares. The different classes of shares represent investments in the same portfolio of securities but are subject to different expenses and will likely have different share prices.

- CLASS A SHARES. If you buy Class A shares, you pay an initial sales charge (on investments up to $1 million).

- CLASS B SHARES. If you buy Class B shares, you pay no sales charge at the time of purchase, but if you sell your shares within six years, you will normally pay a contingent deferred sales charge ("CDSC") that varies depending on how long you own your shares.

- WHICH CLASS OF SHARES SHOULD YOU CHOOSE? Once you decide that the Fund is an appropriate investment for you, the decision as to which class of shares is better suited to your needs depends on a number of factors which you should discuss with your financial advisors:

- Amount of investment. If you plan to invest a substantial amount, the reduced sales charges available for larger purchases of Class A shares may be more beneficial to you. Any order for $1 million or more on behalf of a single investor will only be accepted for Class A Shares for that reason.

- Investment horizon. While future financial needs cannot be predicted with certainty, investors who prefer not to pay an initial sales charge and who plan to hold their shares for more than six years might consider Class B shares. Investors who plan to redeem shares within eight years might prefer Class A shares.

- Differences in account features. The dividends payable to Class B shareholders will be reduced by the additional expenses borne solely by that class, such as the asset-based sales charge to which Class B shares are subject, as described below and in the Statement of Additional Information.

- Investment Professionals. A salesperson or any other person who is entitled to receive compensation for selling Victory Portfolios shares may receive different compensation for selling one class than for selling another class. The purpose of both the CDSC (and asset-based sales charge) for Class B shares, and the purpose of the front-end sales charge on sales of Class A shares is primarily to compensate such sales persons.

- HOW ARE SHARES PURCHASED? Shares may be purchased directly or through an Investment Professional. Investment Professionals are securities brokers or other financial institutions that have entered into selling or servicing agreements with the Fund or the Distributor. Shares are also available to clients of bank trust departments who have qualified trust accounts. The minimum investment is $500 for the initial purchase and $25 thereafter. Accounts set up through a bank trust department or an Investment Professional may be subject to different minimums. When you buy shares, be sure to specify Class A or Class B shares. If you do not make a selection, your investment will be made in Class A shares.

- Investing Through Your Investment Professional. Your Investment Professional will place your order with the Transfer Agent on your behalf. You may be required to establish a brokerage or agency account. Your Investment Professional will notify you whether subsequent trades should be directed to the Investment Professional or directly to the Fund's Transfer Agent. Accounts established with Investment Professionals may have different features, requirements and fees. In addition, Investment Professionals may charge for their services. Information regarding these features, requirements and fees will be provided by the Investment Professional. If you are purchasing shares of any Fund through a program of services offered or administered by your Investment Professional, you should read the program materials in conjunction with this Prospectus.

- Investing Through The Systematic Investment Plan. You can use the Systematic Investment Plan to purchase shares directly from your bank account. Please refer to "Systematic Investment Plan" below for more details.

- Investing Through Your Bank Trust Department. Your bank trust department may require a minimum investment and may charge additional fees. Fee schedules for such accounts are available upon request and are detailed in the agreements by which a client opens the desired account. Your bank trust department may require a completed and signed application for the Fund in which an investment is made. Additional documents may be required from corporations, associations, and certain fiduciaries. Any account information, such as balances, should be obtained through your bank trust department. Additional purchases, exchanges or redemptions should also be coordinated through your bank trust department. Contact your bank trust department for instructions.


The services rendered by a bank trust department, including affiliates of Key Advisers or the Sub-Adviser, in the management of its accounts are not duplicative of any of the services for which Key Advisers or the Sub-Adviser as the investment adviser or sub-adviser, respectively, is compensated for advising the Fund. The charges paid by clients of bank trust departments, or their affiliates, should be considered in calculating the net yield and return on the Client's investments in the Fund, although such charges do not affect the Fund's dividends and distributions.


INVESTING DIRECTLY

BY MAIL: You may purchase shares by completing and signing an account application (initial purchase only) and mailing it, together with a check (or other negotiable bank draft or money order) in the amount of at least the minimum investment requirement to, The Victory Government Bond Fund, Primary Funds Service Corporation, P.O. Box 9741, Providence, RI 02940-9741. Subsequent purchases may be made in the same manner.

BY WIRE: Call 800-539-3863 to set up your Fund account to accommodate wire transactions. YOU MUST CALL THE TRANSFER AGENT BEFORE WIRING FUNDS. You will begin to earn dividends on the first business day following receipt of your wire. Federal funds (monies transferred from one bank to another through the Federal Reserve System with same-day availability) should be wired to:

         Boston Safe Deposit & Trust Co.
         ABA #011001234
         Credit PFSC DDA#16-918-8
         The Victory Portfolios:  Government Bond Fund


You must include your account number, your name(s), tax identification number(s) and the control number assigned by the Transfer Agent. The Fund does not impose a fee for wire transactions, although your bank may charge you a fee for this service.

Shares are sold at the public offering price based on the net asset value that is next determined after the Transfer Agent receives the purchase order. In most cases, to receive that day's offering price, the Transfer Agent must receive your order before the close of regular trading of the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern time) (the "Valuation Time") on each Business Day (as defined in "Net Asset Value Per Share")of the Fund. If you buy shares through an Investment Professional, the Investment Professional must receive your order in a timely fashion on a regular Business Day and transmit it to the Transfer Agent so that it is received before the close of business that day. The Transfer Agent may reject any purchase order for the Fund's shares, in its sole discretion.

It is the responsibility of your Investment Professional to transmit your order to purchase shares to the Transfer Agent in a timely fashion in order for you to receive that day's share price.

INVESTMENT REQUIREMENTS

All purchases must be made in U.S. dollars. Checks must be drawn on U.S. banks. No cash will be accepted. If you make a purchase with more than one check, each check must have a value of at least $25, and the minimum investment requirement still applies. The Fund reserves the right to limit the number of checks processed at one time. If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees incurred. Payment for the purchase is expected at the time of the order. If payment is not received within three business days of the date of the order, the order may be canceled, and you could be held liable for resulting fees and/or losses.

CLASS A SHARES. Class A shares are sold at their offering price, which is normally net asset value plus an initial sales charge. However, in some cases, described below, where purchases are not subject to an initial sales charge, the offering price may be net asset value. In some cases, reduced sales charges may be available, as described below. When you invest, the Fund receives the net asset value for your account. The sales charge varies depending on the amount of your purchase and a portion may be retained by the Distributor and allocated to your Investment Professional. The Victory Portfolios has a reinstatement policy which allows an investor who redeems his/her shares originally purchased with a sales charge to reinvest within 90 days without incurring an additional sales charge. The current sales charge rates and commissions paid to Investment Professionals are as follows:


                                                   Front-End Sales Charge                       Dealer
                                                    As a Percentage of:                      Reallocation
                                                    -------------------                     as a Percentage
                                                 Offering         Net Amount                    of the
Amount of Purchase                                Price            Invested                 Offering Price*
------------------                                -----            --------                 --------------
Less than $49,999                                 4.75%              4.99%                      4.00%
$50,000 to $99,999                                4.50%              4.71%                      4.00%
$100,000 to $249,999                              3.50%              3.63%                      3.00%
$250,000 to $499,999                              2.25%              2.30%                      2.00%
$500,000 to $999,999                              1.75%              1.78%                      1.50%
$1,000,000 and above                              0.00%              0.00%                       **


* The Distributor reserves the right to reallow the entire sales charge to dealers. If that occurs, the dealer may be considered an "underwriter" under Federal securities laws.

** There is no initial sales charge on purchases of $1 million or more. Investment Professionals will be compensated at the rate of up to 0.25% of such purchases.

The Distributor may pay all or a portion of any applicable sales charges and service fees to Investment Professionals who sell shares of the Fund and provide ongoing sales support services or shareholder support services. For the three-year period commencing April 30, 1994, for activities in maintaining and servicing accounts of customers invested in the Fund, First Albany Corporation ("First Albany") and PFIC Securities Corporation ("PFIC") may receive payments from the Distributor equal to two-thirds of the Dealer Retention (as defined below) on any shares of the Fund (and other funds of the Victory Portfolios) sold by First Albany or PFIC and their broker-dealer affiliates. "Dealer Retention" is an amount equal to the difference between the applicable sales charge and such part of the sales charge which is reallowed to broker-dealers.

The Distributor, at its expense, may also provide additional cash compensation to dealers in connection with sales of shares of the Fund. The maximum cash compensation payable by the Distributor is currently 4.00% of the offering price. In addition, the Distributor will, from time to time and at its own expense, provide compensation, including financial assistance, to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding one or more Victory Portfolios and/or other dealer-sponsored special events including payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature. Compensation will include the following types of non-cash compensation offered through sales contests: (1) vacation trips including the provision of travel arrangements and lodging; (2) tickets for entertainment events (such as concerts, cruises and sporting events) and (3) merchandise (such as clothing, trophies, clocks and pens). Dealers may not use sales of the Fund's shares to qualify for this compensation if prohibited by the laws of any state or any self-regulatory organization, such as the National Association of Securities Dealers, Inc. None of the aforementioned compensation is paid for by the Fund or its shareholders.

REDUCED SALES CHARGES FOR CLASS A SHARES. You may be eligible to buy Class A shares at reduced sales charge rates in one or more of the following ways:

LETTER OF INTENT. An investor may obtain a reduced sales charge by means of a written Letter of Intent which expresses the investor's intention to purchase shares of the Fund at a specified total public offering price within a 13-month period.

A Letter of Intent is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 5% of the total amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed shares will be involuntarily redeemed to pay the additional sales charge, if necessary. Dividends (if any) on escrowed shares, whether paid in cash or reinvested in additional shares, are not subject to escrow. The escrowed shares will not be available for disposal by the investor until all purchases pursuant to the Letter of Intent have been made or the higher sales charge has been paid. When the full amount indicated has been purchased, the escrow will be released. A Letter of Intent may include purchases of shares made not more than 90 days prior to the date the investor signs a Letter of Intent; however, the 13-month period during which the Letter of Intent is in effect will begin on the date of the earliest purchase to be included. An investor may combine purchases that are made in an individual capacity with (1) purchases that are made by members of the investor's immediate family and (2) purchases made by businesses that the investor owns as sole proprietorships, for purposes of obtaining reduced sales charges by means of a written Letter of Intent. In order to accomplish this, however, investors must designate on the account application the accounts that are to be combined for this purpose. Investors can only designate accounts that are open at the time the Letter of Intent is executed.

If an investor qualifies for a further reduced sales charge because the investor has either purchased more than the dollar amount indicated on the Letter of Intent or has entered into a Letter of Intent which includes shares purchased prior to the date of the Letter of Intent, the difference in the sales charge will be used to purchase additional shares of the Fund on behalf of the investor; thus the total purchases (included in the Letter of Intent) will reflect the applicable reduced sales charge of the Letter of Intent.

For investors who purchase more than the dollar amount indicated on the Letter of Intent or enter into a Letter of Intent that includes shares purchased prior to the date of the Letter of Intent and qualify for a reduced sales charge, all such additional shares will be immediately purchased in the form of additional shares and credited to the investor's account at the then current public offering price applicable to a single purchase of the total amount of the purchases.

For further information about Letters of Intent, interested investors should contact the Transfer Agent at 800-539-3863. This program, however, may be modified or eliminated at any time without notice.

RIGHT OF ACCUMULATION AND CONCURRENT PURCHASES

A shareholder may qualify for a reduced sales charge on purchases of Class A Shares of the Fund and other funds of the Victory Portfolios by combining a current purchase with purchases of another fund(s) or with certain prior purchases of shares of the Victory Portfolios. The applicable sales charge is based on the sum of (i) the purchaser's current purchase plus (ii) the current public offering price of the purchaser's previous purchases of (a) all shares held by the purchaser in the Fund and (b) all shares held by the purchaser in any other fund of the Victory Portfolios (except money market funds).

To receive the applicable public offering price pursuant to the right of accumulation, shareholders must provide the Transfer Agent with sufficient information at the time of purchase to permit confirmation of qualification. Accumulation privileges may be amended or terminated without notice at any time by the Distributor.

- WAIVERS OF CLASS A SALES CHARGES. No sales charge is imposed on sales of Class A shares to the following categories of persons (which categories may be changed or eliminated at any time):

(1) Current or retired trustees of the Victory Portfolios; employees, directors, trustees, and their family members of KeyCorp or an Affiliated Provider (Affiliated Providers refer to affiliates and subsidiaries of KeyCorp and service providers to the Victory Portfolios and the Victory Shares (collectively, the "Victory Group")), dealers having an agreement with the Distributor and any trade organization to which Key Advisers, the Sub-Adviser or the Administrator belongs;

(2) Investors who purchase shares for trust, investment management or certain other advisory accounts established with KeyCorp or any of its affiliates;

(3) Investors who purchase shares through a 401(k) plan sponsored by an Affiliated Provider;

(4) Investors who reinvest assets received in a distribution from a qualified, non-qualified or deferred compensation plan, agency, trust or custody account that was either (a) maintained by KeyCorp or an Affiliated Provider, or (b) invested in a fund of the Victory Group;

(5) Investors who, within 90 days of redemption, use the proceeds from the redemption of shares of another mutual fund complex for which they previously paid a front end sales charge or sales charge upon redemption of shares; and

(6) Shareholders of the former Investors Preference Fund For Income, Inc. and the Investors Preference New York Tax-Free Fund, Inc. who have continuously maintained accounts with a fund or funds of the Victory Group with a balance of $250,000 or more (investors with less than $250,000 will pay any applicable sales loads).


CLASS B SHARES. Class B shares are sold at net asset value per share without an initial sales charge. However, if Class B shares are redeemed within six years of their purchase, a CDSC will be deducted from the redemption proceeds. That sales charge will not apply to shares purchased by the reinvestment of dividends or capital gains distributions. The charge will be assessed on the lesser of the net asset value of the shares at the time of redemption or the original purchase price. The CDSC is not imposed on the amount of your account value represented by the increase in net asset value over the initial purchase price (including increases due to the reinvestment of dividends and capital gains distributions). The Class B CDSC is paid to the Distributor to reimburse its expenses of providing distribution-related services to the Fund in connection with the sale of Class B shares.

To determine whether the CDSC applies to a redemption, the Victory Portfolios deems shares to be redeemed in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions, (2) shares held for over six years, and (3) shares held the longest during the 6-year period. The amount of the CDSC will depend on the number of years since you invested and the dollar amount being redeemed, according to the following schedule:

                                                                     CONTINGENT DEFERRED SALES CHARGE
YEARS SINCE PURCHASE                                                   ON REDEMPTIONS IN THAT YEAR
PAYMENT WAS MADE                                                    (AS % OF AMOUNT SUBJECT TO CHARGE)
----------------                                                    ---------------------------------
0-1                                                                                5.0%
1-2                                                                                4.0%
2-3                                                                                3.0%
3-4                                                                                3.0%
4-5                                                                                2.0%
5-6                                                                                1.0%
6 and following                                                                    None

In the table, a "year" is a 12-month period. All purchases are considered to have been made on the first regular business day of the month in which the purchase was made.

- WAIVERS OF CLASS B SALES CHARGE. The Class B CDSC will be waived if the shareholder requests it for any of the following redemptions: (1) distributions to participants or beneficiaries from Retirement Plans, if the distributions are made (a) under an Automatic Withdrawal Plan after the participant reaches age 59, as long as the payments are no more than 10% of the account value annually (measured from the date the Transfer Agent receives the request), or
(b) following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary; (2) redemptions from accounts other than Retirement Plans following the death or disability of the shareholder (as evidenced by a determination of disability by the Social Security Administration), and (3) returns of excess contributions to Retirement Plans.


The CDSC is also waived on Class B shares in the following cases: (i) shares sold to Key Advisers, the Sub-Adviser or their affiliates; (ii) shares issued in plans of reorganization to which the Victory Portfolios is a party; and
(iii) shares redeemed in involuntary redemptions as described above. Further details about this policy are contained in "Reduced Sales Charges" in the Statement of Additional Information.


- AUTOMATIC CONVERSION OF CLASS B SHARES. Eight years after you purchase Class B shares, those shares will automatically convert to Class A shares.
This conversion feature relieves Class B shareholders of the asset-based sales charge that applies to Class B shares under the Class B Distribution Plan, described below. The conversion is based on the relative net asset value of the two classes, and no sales load or other charge is imposed. When Class B shares convert, any other Class B shares that were acquired by the reinvestment of dividends and distributions on the converted shares will also convert to Class A shares. The conversion feature is subject to the continued availability of a tax ruling described in "Alternative Sales Arrangements-Class A and Class B Shares" in the Statement of Additional Information.

- DISTRIBUTION PLAN FOR CLASS B SHARES. The Victory Portfolios has adopted a Distribution Plan (the "Plan") under Rule 12b-1 of the 1940 Act for Class B shares to compensate the Distributor for its services and costs in distributing Class B shares and servicing accounts. Under the Plan, the Victory Portfolios pays the Distributor an annual "asset-based sales charge" of 0.75% per year on Class B shares that are outstanding for 6 years or less. This fee is computed on the average daily net assets of Class B shares and paid monthly. The asset-based sales charge enables investors to buy Class B shares without a front-end sales charge while enabling the Distributor to compensate dealers that sell Class B shares. The asset-based sales charge increases Class B expenses by up to 0.75% of average net assets per year.

The Distributor pays sales commissions of 4.00% of the purchase price to dealers from its own resources at the time of sale. For activities in maintaining and servicing accounts of customers invested in the Fund, First Albany and PFIC Securities Corporation may receive payments from the Distributor equal to two-thirds of the excess of the scheduled CDSC for a redemption of a share during the first year after purchase over any scheduled payment to the selling broker on such share. The Distributor retains the asset-based sales charge to recoup the sales commissions it pays, the advances of service fee payments it makes, and its financing costs. If the Plan is terminated by the Victory Portfolios, it provides that the Trustees may elect to continue payments for certain expenses already incurred. The payments under the Plan increase the annual expenses of Class B shares. For more details, please refer to "Advisory and Other Contracts - Class B Shares Distribution Plan" in the Statement of Additional Information.

SPECIAL INVESTOR SERVICES

- THE SYSTEMATIC INVESTMENT PLAN. You can make regular investments in the Fund and all other funds of the Victory Group with the Systematic Investment Plan by completing the appropriate section of the account application and attaching a voided personal check with your bank's magnetic ink coding number across the front. If your bank account is jointly owned, be sure that all owners sign. You must first meet the Fund's initial investment requirement of $500, then investments may be made monthly by automatically deducting $25 or more from your bank checking account. For officers, trustees, directors and employees, including retired directors and employees, of the Victory Group, KeyCorp and its affiliates, and the Administrator and its affiliates (and family members of each of the foregoing, i.e., parents and children) who participate in the Systematic Investment Plan, there is no minimum initial investment required, You may change the amount of your monthly purchase at any time. A bank draft form must be completed for this option. Your bank checking account will be debited on the date indicated on your Account Application. Shares will be purchased at the offering price next determined following receipt of the order by the Transfer Agent. You may cancel the Systematic Investment Plan at any time without payment of a cancellation fee.

Your monthly account statement will reflect systematic investment transactions, and a debit entry will appear on your bank statement.

- TELEPHONE TRANSACTIONS. You can initiate any transaction by telephone. You may call the Transfer Agent toll-free at 800-539-3863 or call your Investment Professional or bank trust department. See "Shareholder Account Rules and Policies" for more information about telephone transactions.

- THE SYSTEMATIC WITHDRAWAL PLAN. You can make regular withdrawals from your account in any fund of the Victory Group with the Systematic Withdrawal Plan by completing the appropriate section of the account application. If you own shares in a fund worth $5,000 or more, you can have monthly, quarterly, semi-annual or annual checks sent from your account directly to you, to a person named by you, or to your bank checking account. The required minimum withdrawal is $25. If you are having checks sent to your bank checking account, attach a voided personal check with your bank's magnetic coding number across the front of the account application. If your account is jointly owned, be sure that all owners sign the application. You may obtain information about the Systematic Withdrawal Plan by contacting your Investment Professional.
Your Systematic Withdrawal Plan payments are drawn from share redemptions. If Systematic Withdrawal Plan redemptions exceed dividend distributions paid on your Fund shares, your account eventually may be exhausted. If any applicable sales charges are applied to new purchases of shares of the Fund, it is to your disadvantage to buy shares of the Fund while also making systematic redemptions.

Your account will be debited on the date you indicate on your Account Application. Shares will be redeemed at the NAV as determined on the debit date indicated on your Account Application. You may cancel the Systematic Withdrawal Plan at any time without payment of a cancellation fee. Each Systematic Withdrawal Plan transaction will appear as a debit entry on your monthly account statement.


- RETIREMENT PLANS. Retirement plans can be among the best tax-planning vehicles available to individuals. Call your Investment Professional for more information on the plans and their benefits, provisions and fees. Your Investment Professional can set up your new account in the Fund under one of several tax-sheltered plans. These plans let you invest for retirement and shelter your investment income from current taxes. Plans include Individual Retirement Accounts (IRAs) and Rollover IRAs. Other fees may be charged by the IRA custodian or trustee.


HOW TO REDEEM SHARES

You may redeem all or a portion of your shares on any day that the Fund is open for business (see "Net Asset Value per Share" below). Shares will be redeemed at the NAV next calculated after the Transfer Agent has received the redemption request. If the Fund account is closed, any accrued dividends will be paid at the beginning of the following month.

You may redeem shares in several ways:

BY MAIL: Send a written request to: The Victory Portfolios: Government Bond Fund
                                    P.O. Box 9741
                                    Providence, RI 02940-9741

Write a "letter of instruction" with your name, the Fund's name, your Fund account number, the dollar amount or number of shares to be redeemed, and any additional requirements that apply to each particular account. You will need the letter of instruction signed by all persons required to sign for transactions, exactly as their names appear on the account application. A signature guarantee is required if: you wish to redeem more than $10,000 worth of shares; your Fund account registration has changed within the last 60 days; the check is not being mailed to the address on your account; the check is not being made out to the account owner; or the redemption proceeds are being transferred to another Victory Group account with a different registration.
The following institutions should be able to provide you with a signature guarantee: banks, brokers, dealers, credit unions (if authorized under state law), securities exchanges and associations, clearing agencies, and savings associations. A signature guarantee may not be provided by a notary public. A signature guarantee is designed to protect you, the Fund, and its agents from fraud. The Transfer Agent reserves the right to reject any signature guarantee if (1) it has reason to believe that the signature is not genuine, (2) it has reason to believe that the transaction would otherwise be improper, or (3) the guarantor institution is a broker or dealer that is neither a member of a clearing corporation nor maintains net capital of at least $100,000.

BY WIRE: You may make redemptions by wire provided you have established a Fund account to accommodate wire transactions. If telephone instructions are received before Valuation Time (generally 4:00 p.m. Eastern time), proceeds of the redemption will be wired as federal funds on the next Business Day to the bank account designated with the Transfer Agent. You may change the bank account designated to receive an amount redeemed at any time by sending a letter of instruction with a signature guarantee to the Transfer Agent, Primary Funds Service Corporation, P.O. Box 9741, Providence, RI 02940-9741.

BY TELEPHONE: To redeem by telephone, you may call the Transfer Agent toll free at 800-539-3863 or call your Investment Professional or bank trust department. See "Shareholder Account Rules and Policies" for more information about telephone transactions.

ADDITIONAL REDEMPTION REQUIREMENTS: The Fund may withhold payment on redemptions until it is reasonably satisfied that investments made by check have been collected, which can take up to 15 days. Also, when the NYSE is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closings, or under any emergency circumstances as determined by the Commission to merit such action, the right of redemption may be suspended or the date of payment postponed for a period of time that may exceed 7 days. In addition, the Fund reserves the right to advance the time on that day by which purchase and redemption orders must be received. To the extent that portfolio securities are traded in other markets on days when the NYSE is closed, the Fund's NAV may be affected on days when investors do not have access to the Fund to purchase or redeem shares.

If you are unable to reach the Transfer Agent by telephone (for example, during times of unusual market activity), consider placing your order by mail directly to the Transfer Agent. In case of suspension of the right of redemption, you may either withdraw your request for redemption or receive payment based on the NAV next determined after the termination of the suspension. If your balance in the Fund falls below $500, you may be given 60 days' notice to reestablish the minimum balance (except with respect to officers, trustees, directors and employees, including retired directors and employees, of the Victory Portfolios, KeyCorp and its affiliates, and the Administrator and its affiliates (and family members of each of the foregoing, i.e., parents, children and household members) participating in the Systematic Investment Plan, to whom no minimum balance requirement applies). If you do not increase your balance, your account may be closed and the proceeds mailed to you at the address on record. Shares will be redeemed at the last calculated NAV on the day the account is closed.

HOW TO EXCHANGE SHARES

Shares of the Fund may be exchanged for shares of certain funds of the Victory Group at net asset value per share at the time of exchange, without a sales charge. To exchange shares, you must meet several conditions:

- Shares of the fund selected for exchange must be available for sale in your state of residence.

- The prospectuses of this Fund and the fund whose shares you want to buy must offer the exchange privilege.

- You must hold the shares you buy when you establish your account for at least 7 days before you can exchange them; after the account is open 7 days, you can exchange shares every regular Business Day.

- You must meet the minimum purchase requirements for the fund you purchase by exchange.

- The registration and tax identification numbers of the two accounts must be identical.

-        Before exchanging into a fund, obtain and read its prospectus.

Shares of a particular class may be exchanged only for shares of the same class in the other funds of the Victory Group. For example, you can exchange Class A shares of this Fund only for Class A shares of another fund. At present, not all of the funds offer the same two classes of shares. If a fund has only one class of shares that does not have a class designation, they are "Class A" shares for exchange purposes. In some cases, sales charges may be imposed on exchange transactions. Certain funds offer Class A or Class B shares and a list can be obtained by calling the Transfer Agent at 800-539-3863. Please refer to the Statement of Additional Information for more details about this policy.

Telephone exchange requests may be made either by calling your Investment Professional or the Transfer Agent at 800-539-3863 prior to valuation time (generally 4:00 p.m. Eastern time) on any Business Day.

You can obtain a list of eligible funds of the Victory Group by calling the Transfer Agent at 800-539-3863. Exchanges of shares involve a redemption of the shares of the Fund and a purchase of shares of the other fund.

There are certain exchange policies you should be aware of:

- Shares are normally redeemed from one fund and purchased from the other fund in the exchange transaction on the same Business Day on which the Transfer Agent receives an exchange request by Valuation Time (generally 4:00 p.m. Eastern time) that is in proper form, but either fund may delay the purchase of shares of the fund into which you are exchanging if it determines it would be disadvantaged by a same-day transfer of the proceeds to buy shares. For example, the receipt of multiple exchange requests from a dealer in a "market-timing" strategy might require the disposition of securities at a time or price disadvantageous to the Fund.

- Because excessive trading can hurt fund performance and harm shareholders, the Victory Portfolios reserves the right to refuse any exchange request that will disadvantage it, or to refuse multiple exchange requests submitted by a shareholder or dealer.

- The Fund may amend, suspend or terminate the exchange privilege at any time upon 60 days' written notice to shareholders.

- If the Transfer Agent cannot exchange all the shares you request because of a restriction cited above, only the shares eligible for exchange will be exchanged.

-  Each exchange may produce a gain or loss for tax purposes.

Shareholders of the former Investors Preference Fund for Income, Inc. and Investors Preference New York Tax-Free Fund, Inc. will not be subject to any additional sales load upon an exchange of shares attributable to an Investors Preference Funds account for shares of other funds of the Victory Portfolios.

SHAREHOLDER ACCOUNT RULES AND POLICIES

- NET ASSET VALUE PER SHARE. The term "net asset value per share," or "NAV", means the value of one share. The NAV of each class of shares is calculated by adding the value of all of the Fund's investments, plus cash and other assets, deducting expenses and liabilities, of the Fund and of the class, and then dividing the result by the number of shares of the Class outstanding. The NAV of the Fund is determined as of the close of regular trading of the New York Stock Exchange (NYSE) (generally 4:00 p.m. Eastern Time) (the "Valuation Time") on each Business Day of the Fund. A "Business Day" is a day on which the NYSE is open for trading, the Federal Reserve Bank of Cleveland is open, and any other day (other than a day on which no shares of the Fund are tendered for redemption and no order to purchase any shares is received) during which there is sufficient trading in its portfolio instruments that the Fund's net asset value per share might be materially affected. The NYSE or the Federal Reserve Bank of Cleveland will not be open in observance of the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday,

Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans' Day, Thanksgiving Day, and Christmas Day.

The Fund's securities are valued primarily on the basis of market quotations or, if quotations are not readily available, by a method that the Board of Trustees believes accurately reflects fair value. Fair value of these portfolio securities is determined by an independent pricing service approved by the Trustees based primarily upon information concerning market transactions and dealers quotations for similar securities.

- THE OFFERING OF SHARES may be suspended during any period in which the determination of net asset value is suspended, and the offering may be suspended by the Trustees at any time the Trustees believe it is in the Fund's best interest to do so.

- TELEPHONE TRANSACTION PRIVILEGES for purchases, redemptions or exchanges may be modified, suspended or terminated by the Fund at any time. If an account has more than one owner, the Fund and the Transfer Agent may rely on the instructions of any one owner. Telephone privileges apply to each owner of the account and the dealer representative of record for the account unless and until the Transfer Agent receives cancellation instructions from an owner of the account.

- TELEPHONE INSTRUCTIONS. Generally, neither the Fund, the bank trust department nor the Transfer Agent will be responsible for any claims, losses or expenses for acting on telephone instructions that are reasonably believed to be genuine. The Transfer Agent and the Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine and if they do not employ reasonable procedures they may be liable for any losses due to unauthorized or fraudulent instructions. The identification procedures may include, but are not limited to, the following: account number, registration and address, personalized security codes, taxpayer identification number and other information particular to the account. Your Investment Professional, bank trust department or the Transfer Agent may also record calls, and you should verify the accuracy of your confirmation statements immediately after you receive them.

- REDEMPTION OR TRANSFER REQUESTS WILL NOT BE HONORED UNTIL THE TRANSFER AGENT RECEIVES ALL REQUIRED DOCUMENTS IN PROPER FORM. From time to time, the Transfer Agent in its discretion may waive certain of the requirements for redemptions stated in this Prospectus.

- DEALERS THAT CAN PERFORM ACCOUNT TRANSACTIONS FOR THEIR CLIENTS BY PARTICIPATING IN NETWORKING through the National Securities Clearing Corporation are responsible for obtaining their clients' permission to perform those transactions and are responsible to their clients who are shareholders of the Victory Portfolios if the dealer performs any transaction erroneously.

- THE REDEMPTION PRICE FOR SHARES WILL VARY from day to day because the value of the securities in the Fund fluctuates, and the value of your shares may be more or less than their original cost.

- PAYMENT FOR REDEEMED SHARES is made ordinarily in cash and forwarded by check within three business days after the Transfer Agent receives redemption instructions in proper form, except under unusual circumstances determined by the Commission delaying or suspending such payments. The Transfer Agent may delay forwarding a check for recently purchased shares, but only until the purchase payment has cleared. That delay may be as much as 15 days from the date the shares were purchased. That delay may be avoided if you arrange with your bank to provide telephone or written assurance to the Transfer Agent that your purchase payment has cleared.

- INVOLUNTARY REDEMPTIONS OF SMALL ACCOUNTS. If your account value has fallen below $500, you will be given 60 days' notice to reestablish the minimum balance. If you do not increase your minimum balance, your account may be closed and the proceeds mailed to you at the record address. In some cases involuntary redemptions may be made to repay the Distributor for losses from the cancellation of share purchase orders. Under unusual circumstances, shares of the Fund may be redeemed "in kind," which means that the redemption proceeds will be paid with securities from the Fund. Please refer to the Statement of Additional Information for more details.

- "BACKUP WITHHOLDING" of Federal income tax may be applied at the rate of 31% from dividends, distributions and redemption proceeds (including exchanges) if you fail to furnish the Victory Portfolios with a certified Social Security or taxpayer identification number when you sign your application, or if you violate Internal Revenue Service regulations on tax reporting of dividends.

- THE VICTORY PORTFOLIOS DOES NOT CHARGE A REDEMPTION FEE, but if your Investment Professional handles your redemption, they may charge a separate service fee. Under the circumstances described in "How to Invest," you may be subject to CDSC when redeeming Class B shares.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS. The Fund ordinarily declares and pays dividends separately for Class A and Class B shares from its net investment income monthly. The Fund distributes substantially all net capital gains, if any, to shareholders each year, to the extent necessary to qualify for favorable federal tax treatment.

CAPITAL GAINS. The Fund may make distributions annually out of any net short-term or long-term capital gains, and the Fund may make supplemental distributions of dividends and capital gains following the end of its fiscal year.

DISTRIBUTION OPTIONS

When you fill out your account application, you can specify how you want to receive your dividend distributions. Currently, there are five available options:

1. REINVESTMENT OPTION. Your income and capital gain dividends, if any, will be automatically reinvested in additional shares of the Fund. Income and capital gain dividends will be reinvested at the net asset value of your class of shares of the Fund as of the day after the record date. If you do not indicate a choice on your application, you will be assigned this option.

2. CASH OPTION. You will receive a check for each income or capital gain dividend, if any. Distribution checks will be mailed no later than 7 days after the dividend payment date which may be more than 7 days after the dividend record date.

3. INCOME EARNED OPTION. You will have your capital gain dividend distributions, if any, reinvested automatically in the Fund and have your income dividends paid in cash.

4. DIRECTED DIVIDENDS OPTION. You will have income and capital gain dividends, or only capital gain dividends, automatically reinvested in shares of another fund of the Victory Group. Shares will be purchased at the NAV as of the dividend record date. If you are reinvesting dividends of a fund sold without a sales charge in shares of a fund sold with a sales charge, the shares will be purchased at the public offering price. If you are reinvesting dividends of a fund sold with a sales charge in shares of a fund sold with or without a sales charge, the shares will be purchased at the net asset value of the fund. Dividend distributions can be directed only to an existing account with a registration that is identical to that of your Fund account.

5. DIRECTED BANK ACCOUNT OPTION. You will have your income and capital gain dividends, or only your income dividends, automatically transferred to your bank checking or savings account. The amount will be determined on the dividend record date and will normally be transferred to your account within 7 days of the dividend record date. Dividend distributions can be directed only to an existing account with a registration that is identical to that of your Fund account. Please call or write the Transfer Agent to learn more about this dividend distribution option.

Any election or revocation of any of the above dividend distribution options may be made in writing to the Fund and sent to Primary Funds Service Corporation, P.O. Box 9741, Providence, RI 02940-9741, or by calling the Transfer Agent at 800-539-3863, and will become effective with respect to dividends having record dates after receipt of the application or request by the Transfer Agent.

Reinvested dividend distributions receive the same tax treatment as dividend distributions paid in cash.

COMPLETE REDEMPTIONS: If you request a complete redemption of all your Fund shares, any dividend accrued to your account will be included in the redemption check.

STATEMENTS AND REPORTS: You will receive a monthly statement reflecting all transactions that affect the share balance or the registration of your Fund account. You will receive a confirmation after every transaction that affected the share balance of your Fund account, except for dividend reinvestment, systematic investment and systematic withdrawal transactions. These transactions will be detailed in your Fund account statement. Transactions that affect the share balance of your Fund investment in an account established with an Investment Professional or financial institution will be detailed in regular statements or through confirmation procedures of the financial institution. Certificates representing shares of the Fund will not be issued. An IRS Form 1099-DIV with federal tax information will be mailed to you by January 31 of each tax year and also will be filed with the IRS. At least twice a year, you will receive the Fund's financial reports.


FEDERAL TAXES

The Fund intends to qualify each year and elect to be treated as a separate "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "IRS Code"). If the Fund is treated as a "regulated investment company" and all its taxable income is distributed to its shareholders in accordance with the timing requirements imposed by the IRS Code, it will not be subject to federal income tax on its income. The Fund's distributions that are attributable to its net investment income and short-term capital gains are taxable as ordinary income, and its distributions from long-term capital gains are taxed as long-term capital gains. Such distributions are taxable when they are paid, whether taken in cash or reinvested in additional shares, except that distributions declared in October, November or December and paid during the following January are taxable as if paid and received on December 31. Dividends received from the Fund by corporate shareholders are not entitled to the dividends-received deduction. The Fund sends tax statements to its shareholders (with copies to the Internal Revenue Service (the "IRS")) by January 31 showing the amounts and tax status of distributions made (or deemed made) during the preceding calendar year.


REDEMPTION OR EXCHANGES

Investors may realize a gain or loss when redeeming (selling) or exchanging shares. For most types of accounts, the Fund reports the proceeds to the IRS annually. Because the shareholders' tax treatment also depends on their purchase price and personal tax positions, shareholders should keep their regular account statements to use in determining their tax. See "Buying a Dividend."

"BUYING A DIVIDEND"

On the record date for a distribution of ordinary income or capital gains dividend, the net asset value of the Fund is reduced by the amount of the distribution. An investor who buys shares just before the record date ("buying a dividend") will pay the full price for the shares and then receive a portion of the purchase price back as a taxable distribution.


OTHER TAX INFORMATION

The information above is only a summary of some of the federal income tax consequences generally affecting the Fund and its shareholders, and no attempt has been made to discuss individual tax consequences. A prospective investor should also review the more detailed discussion of federal income tax considerations in the Statement of Additional Information. In addition to federal income tax, a shareholder may be subject to state or local taxes on the shareholder's investment, depending on the laws in the shareholder's area. Investors considering an investment in the Fund should consult their tax adviser to determine whether the Fund is suitable to their particular tax situation.

When investors sign their account application, they are asked to provide their correct social security or taxpayer identification number and other required certifications. If investors do not comply with IRS regulations, the IRS can require the Fund to withhold 31% of taxable distributions and redemptions from their account.

                                  PERFORMANCE

From time to time, performance information for each class of shares of the Fund showing total return of each class of shares may be presented in advertisements, sales literature and in reports to shareholders. Such performance figures are based on historical earnings and are not intended to indicate future performance. Average annual total return will be calculated over a stated period of more than one year. Average annual total return is measured by comparing the value of an investment in a class at the beginning of the relevant period (as adjusted for sales charges, if any) to the redemption value of the investment at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions) and annualizing that figure. Aggregate total return is calculated similarly to average annual total return, except that the resulting difference is not annualized.

From time to time performance information for each class of shares of the Fund showing the yield and/or effective yield for each class of shares may also be presented in advertisements, sales literature and in reports to shareholders. Yields for Class A shares reflect the deduction of the maximum sales charge. Yields for Class B shares do not reflect the deduction of the CDSC. Such performance figures are based on historical earnings and are not intended to indicate future performance. Yield will be computed by dividing the Fund's net investment income per share earned during a recent thirty-day period by the Fund's maximum offering price per share (reduced by any undeclared earned income expected to be paid shortly as a dividend) on the last day of the period and annualizing the result. Effective yield is computed in a similar manner, but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

Investors may also judge, and the Victory Portfolios may at times advertise, the performance of the Fund by comparing it to the performance of other mutual funds with comparable investment objectives and policies, which performance may be contained in various unmanaged mutual fund or market indices or rankings such as those prepared by Dow Jones & Co., Inc. and Standard & Poor's Corporation, in publications issued by Lipper Analytical Services, Inc., and in the following publications: IBC/Donoghue's Money Fund Reports, Ibbotson Associates, Inc., Morningstar, CDA/Wiesenberger, Money Magazine, Forbes, Barron's, The Wall Street Journal, The New York Times, Business Week, American Banker, Fortune, Institutional Investor, U.S.A. Today and local newspapers.
In addition, general information about the Fund that appears in publications such as those mentioned above may also be quoted or reproduced in advertisements, sales literature or in reports to shareholders.

Performance is a function of the type and quality of instruments held in the Fund's portfolio, operating expenses, and market conditions. Consequently, current performance will fluctuate and is not necessarily representative of future results. Any fees charged by service providers with respect to customer accounts for investing in shares of the Fund will not be reflected in performance calculations.

Additional information regarding the performance of each of the Victory Portfolios is included in the Victory Portfolios' annual report, which is available free of charge by calling 800-539-3863.


The Predecessor Fund's Annual Report to shareholders dated April 30, 1995, includes additional information about the performance of the Predecessor Fund. The annual report is available without charge upon request by calling 800-539-3863.

                           FUND ORGANIZATION AND FEES



The Victory Portfolios is an open-end management investment company, commonly known as a mutual fund, and currently consisting of twenty-eight series portfolios, four of which are inactive. The Victory Portfolios has been operating continuously since 1986, when it was created under Massachusetts law as a Massachusetts business trust, although certain of its funds have a prior operating history from their predecessor funds. On February 29, 1996, the Victory Portfolios converted from a Massachusetts business trust to a Delaware business trust. The Victory Portfolios' offices are located at 3435 Stelzer Road, Columbus, OH 43219-3035.



REORGANIZATION WITH PREDECESSOR FUND



The Predecessor Fund was a portfolio of The Victory Funds. On April 28, 1995, the Shareholders of the Predecessor Fund approved an Agreement and Plan of Reorganization (the "Reorganization Plan"). Under the Reorganization Plan, the Predecessor Fund transferred all its assets and liabilities to the Fund in exchange for shares of the Fund, which were distributed pro rata to shareholders of the Predecessor Fund, who then became shareholders of the Fund (the "Reorganization"). The Predecessor Fund has ceased operations. The Fund had no assets and did not begin operations until the Reorganization occurred.



Overall responsibility for management of the Victory Portfolios rests with its Board of Trustees, who are elected by the shareholders of the Victory Portfolios.



INVESTMENT ADVISER AND SUB-ADVISER



Key Advisers is the investment adviser to the Fund. Key Advisers directs the investment of the Victory Portfolios' assets, subject at all times to the supervision of the Victory Portfolios' Board of Trustees. Key Advisers continually supervises the investment and reinvestment of cash, securities and other property comprising the assets of the Victory Portfolios.



Key Advisers was organized as an Ohio corporation on July 27, 1995 and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. It is a wholly-owned subsidiary of KeyCorp Asset Management Holdings, Inc., which is a wholly-owned subsidiary of Society National Bank, a wholly-owned subsidiary of KeyCorp. Affiliates of Key Advisers manage approximately $37 billion for numerous clients including large corporate and public retirement plans, Taft-Hartley plans, foundations and endowments, high net worth individuals and mutual funds.



For the services provided and expenses incurred pursuant to its investment advisory agreement with the Victory Portfolios respecting the Fund, Key Advisers receives a fee, computed daily and paid monthly, at the annual rate of fifty-five one-hundredths of one percent (.55%) of the average daily net assets of the Fund. The advisory fees for the Fund have been determined to be fair and reasonable in light of the services provided to the Fund. Key Advisers may periodically waive all or a portion of its advisory fee with respect to the Fund to increase the net income of the Fund available for distribution as dividends. Prior to January 1, 1996, the Sub-Adviser (Society Asset Management, Inc.) served as investment adviser to the Fund. During the Fund's fiscal period ended October 31, 1995, the Sub-Adviser received investment advisory fees aggregating .20% and .38% of the average daily net assets for Class A shares and Class B shares, respectively.



Under the investment advisory agreement between the Victory Portfolios, on behalf of the Fund, and Key Advisers, Key Advisers may delegate a portion of its responsibilities to a subadviser. In addition, the investment advisory agreement provides that Key Advisers may render services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser of the Fund and are under the common control of KeyCorp as long as all such persons are functioning as part of an organized group of persons, managed by authorized officers of Key Advisers.



Key Advisers has entered into an investment sub-advisory agreement with its affiliate, Society Asset Management, Inc., a registered investment adviser, on behalf of each Fund.

The Sub-Adviser is a wholly-owned subsidiary of KeyCorp Asset Management Holdings, Inc. For its services under the investment sub-advisory agreement, Key Advisers pays the Sub-Adviser sub-advisory fees as a percentage of average daily net assets as follows: .40% of the first $10 million of average daily net assets; .30% of the next $15 million of average daily net assets; .25% of the next $25 million of average daily net assets; and .20% of average daily net assets in excess of $50 million.



The person primarily responsible for the investment management of the Fund as well as his previous experience is as follows:



                                         Managing                                Previous
 Portfolio Manager                   Portfolio Since                            Experience
 -----------------                   ---------------                            ----------
 Robert H. Fernald                     March, 1994          Vice President, Society  Asset Management,  Inc.;
                                                            Portfolio manager with Society  Asset Management,
                                                            Inc. since  1993 and  with Society  National Bank
                                                            since   1992;   Portfolio   manager,   Ameritrust
                                                            Company    National     Association    1991-1992;
                                                            formerly,  Vice   President,  Fairfield  Research
                                                            Corporation.





ADMINISTRATOR AND DISTRIBUTOR



Concord Holding Corporation is the Administrator for the Fund. Victory Broker-Dealer Services, Inc. is the Fund's principal underwriter and Distributor.



The Administrator generally assists in all aspects of the Fund's administration and operation. For expenses incurred and services provided as Administrator pursuant to its management and administration agreement with the Victory Portfolios, the Administrator receives a fee from the Fund, computed daily and paid monthly, at an annual rate of fifteen one-hundredths of one percent (.15%) of the Fund's average daily net assets. The Administrator may periodically waive all or a portion of its administrative fee with respect to the Fund to increase the net income of the Fund available for distribution as dividends. During the fiscal year ended October 31, 1995, the Fund paid administration fees of .__% of its average daily net assets.



TRANSFER AGENT AND FUND ACCOUNTANT



Primary Funds Service Corporation, P.O. Box 9741, Providence, RI 02940-9741, serves as the Fund's Transfer Agent pursuant to a Transfer Agency and Shareholder Service Agreement with the Victory Portfolios and receives a fee for such services based on a percentage of the average daily net assets of the Fund. BISYS Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, OH 43219, provides certain accounting services for the Fund pursuant to a Fund Accounting Agreement and receives a fee for such services.



SHAREHOLDER SERVICING



Shareholder services are provided to the Fund pursuant to agreements between the Victory Portfolios and various shareholder servicing agents, including Key Trust Company of Ohio, N.A. and its affiliates and other financial institutions and securities brokers (each a "Shareholder Servicing Agent"). Each Shareholder Servicing Agent generally will provide support services to shareholders by establishing and maintaining accounts and records, processing dividend and distribution payments, providing account information, arranging for bank wires, responding to routine inquiries, forwarding shareholder communication, assisting in the processing of purchase, exchange and redemption requests, and assisting shareholders in changing dividend options, account designations and addresses. For expenses incurred and services provided as Shareholder Servicing Agent pursuant to its respective Shareholder Servicing Agreement, the Fund pays each Shareholder Servicing Agent a fee computed daily and paid monthly, in amounts aggregating not more than twenty-five one-hundredths of one percent (.25%) of the average daily net assets of the Fund per year. A Shareholder Servicing Agent may periodically waive all or a portion of its respective shareholder servicing fees with respect to the Fund to increase the net income of the Fund available for distribution as dividends. For the fiscal period ended October 31, 1995, the Fund paid Shareholder Servicing fees of __% for Class A shares and ___% for Class B shares.



EFFECT OF BANKING LAWS



Key Advisers and the Sub-Adviser believe that they may perform the investment advisory services for the Fund contemplated by the investment advisory (and sub-advisory) agreements (the "Advisory Agreements") for the Fund. In the Advisory Agreements, Key Advisers and the Sub-Adviser have represented that they possess the legal authority to perform the investment advisory services contemplated therein and described in this Prospectus. Key Trust Company of Ohio, N.A. and its affiliates also believe that they also may perform the services for the Victory Portfolios contemplated by the Shareholder Servicing Agreement with the Victory Portfolios without violating applicable banking laws and regulations. Future changes in federal or state statutes and regulations relating to permissible activities of banks or bank holding companies and their subsidiaries and affiliates, as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations, could change the manner in which Key Advisers, the Sub-Adviser, Key Trust Company of Ohio, N.A. and its affiliates could continue to perform such services for the Victory Portfolios. See the Statement of Additional Information ("Glass-Steagall Act") for further discussion.



BUSINESS MANAGEMENT AGREEMENT



In connection with its obligations under its investment sub-advisory agreement with Key Advisers, the Sub-Adviser has entered into a Business Management Agreement with Key Advisers pursuant to which Key Advisers provides certain administrative and support services to the Sub-Adviser. Such services include preparing reports to the Company's Board of Trustees, recordkeeping services, and services rendered in connection with the preparation of regulatory filings and other reports, and regulatory and compliance systems and other administrative and support services.



For such services, the Sub-Adviser pays fees to Key Advisers at an annual rate as follows: .25% on the first $10 million of average daily net assets; .15% of the next $15 million of average daily net assets; .10% of the next $25 million of average daily net assets; and .05% of average daily net assets in excess of $50 million.



EXPENSES



For the fiscal period ended October 31, 1995, the Fund's total operating expenses were .__% and ____% for Class A shares and Class B shares, respectively.


CUSTODIAN

Key Trust Company of Ohio, N.A. serves as custodian for the Fund and receives fees for its services.

INDEPENDENT ACCOUNTANTS

Coopers & Lybrand L.L.P. serves as the Fund's independent accountants.

                             ADDITIONAL INFORMATION



The Victory Portfolios may issue an unlimited number of shares and classes of the Fund. Shares of each class of the Fund participate equally in dividends and distributions and have equal voting, liquidation and other rights. When issued and paid for, shares will be fully paid and nonassessable by the Victory Portfolios and will have no preference, conversion, exchange or preemptive rights. Shareholders are entitled to one vote for each full share owned and fractional votes for fractional shares owned. For those investors with qualified trust accounts established with affiliates of the Adviser, the trustee will vote the shares at meetings of the Fund's shareholders in accordance with the shareholder's instructions or will vote in the same percentage as shares that are not held in trust. The trustee will forward to these shareholders all communications received by the trustee, including proxy statements and financial reports. The Victory Portfolios and the Fund are not required to hold annual meetings of shareholders and in ordinary circumstances do not intend to hold such meetings. The Trustees may call special meetings of shareholders for action by shareholder vote as may be required by the 1940 Act or the Victory Portfolios' Delaware Trust Instrument. Under certain circumstances, the Trustees may be removed by action of the Trustees or by the shareholders. Shareholders holding 10% or more of the Victory Portfolios' outstanding shares may call a special meeting of shareholders for the purpose of voting upon the question of removal of Trustees.



The Victory Portfolio's Board of Trustees may authorize the Victory Portfolios to offer other funds which may differ in the types of securities in which their assets may be invested.



Key Advisers, the Sub-Adviser and the Victory Portfolios have adopted Codes of Ethics ( the "Codes") which require investment personnel (a) to pre-clear all personal securities transactions, (b) to file reports regarding such transactions, and (c) to refrain from personally engaging in (i) short-term trading of a security, (ii) transactions involving a security within seven days of a Victory fund transaction involving the same security, and (iii) transactions involving securities being considered for investment by a Victory fund. The Codes also prohibit investment personnel from purchasing securities in an initial public offering. Personal trading reports are reviewed periodically by Key Advisers or the Sub-Adviser, and the Board of Trustees reviews annually such reports (including information on any substantial violations of the Codes). Violations of the Codes may result in censure, monetary penalties, suspension or termination of employment.



DELAWARE LAW



The Delaware Business Trust Act provides that a shareholder of a Delaware business trust shall be entitled to the same limitation of personal liability extended to stockholders of Delaware corporations. In light of Delaware law, the nature of the Victory Portfolios' business, and the nature of its assets, management of the Victory Portfolios believes that the risk of personal liability to a Fund shareholder would be extremely remote.



In the unlikely event a shareholder is held personally liable for the Victory Portfolios' obligations, the Victory Portfolios is required to use its property to protect or compensate the shareholder. On request, the Victory Portfolios will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Victory Portfolios. Therefore, financial loss resulting from liability as a shareholder will occur only if the Victory Portfolios itself cannot meet its obligations to indemnify shareholders and pay judgments against them.



Delaware law authorizes electronic or telephonic communications between shareholders and the Victory Portfolios. Under Delaware law, the Successor Company has the flexibility to respond to future business contingencies. For example, the Trustees will have the power to incorporate the Victory Portfolios, to merge or consolidate it with another entity, to cause each fund to become a separate trust, and to change the Victory Portfolios' domicile without a shareholder vote. This flexibility could help reduce the expense and frequency of future shareholder meetings for non-investment related issues.

MISCELLANEOUS



Shareholders will receive Semi-Annual Reports, which are unaudited, and Annual Reports, which are audited by independent public accountants, describing the investment operations of the Fund. Each of these reports, when available for a particular fiscal year end or the end of a semi-annual fiscal period, is incorporated herein by reference. The Victory Portfolios may include information in their Annual Reports and Semi-Annual Reports to shareholders that (i) describes general economic trends, (ii) describes general trends within the financial services industry or the mutual fund industry, (iii) describes past or anticipated portfolio holdings for the Fund or (iv) describes investment management strategies for the Victory Portfolios. Such information is provided to inform shareholders of the activities of the Victory Portfolios for the most recent fiscal year or semi-annual fiscal period and to provide the views of Key Advisers, the Sub-Adviser and/or the Victory Portfolios' officers regarding expected trends and strategies.



Inquiries regarding the Victory Portfolios or the Fund may be directed in writing to the Victory Portfolios at Primary Funds Service Corporation, P.O. Box 9741, Providence, RI 02940-9741, or by telephone, toll-free, at 800-539-3863.


NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS, AND IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE
VICTORY PORTFOLIOS OR THE   DISTRIBUTOR.  THIS PROSPECTUS DOES NOT CONSTITUTE
AN OFFERING BY THE VICTORY PORTFOLIOS OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

The
VICTORY
Portfolios
THE VICTORY GOVERNMENT MORTGAGE FUND



PROSPECTUS              For current yield, purchase, and redemption information,
March 1, 1996                                  call 800-539-FUND or 800-539-3863



THE VICTORY PORTFOLIOS (the "Victory Portfolios") is a registered open-end management investment company that offers investors a selection of money market, fixed-income, municipal bond, domestic and international equity portfolios. This Prospectus relates to the Victory Government Mortgage Fund (the "Fund") a diversified portfolio. KeyCorp Mutual Fund Advisers, Inc., Cleveland, Ohio, an indirect subsidiary of KeyCorp, is the investment adviser to the Fund ("Key Advisers" or the "Adviser"). Society Asset Management, Inc., Cleveland, Ohio, an indirect subsidiary of KeyCorp, is the investment sub-adviser to the Fund (the "Sub-Adviser" or "Society"). Concord Holding Corporation is the Fund's administrator (the "Administrator"). Victory Broker-Dealer Services, Inc. is the Fund's distributor (the "Distributor").



The Victory Government Mortgage Fund seeks to provide a high level of current income consistent with safety of principal. The Fund pursues this objective by investing exclusively in obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities.



Please read this Prospectus before investing. It is designed to provide you with information and to help you decide if the Fund's goals match your own. Retain this document for future reference. A Statement of Additional Information (dated March 1, 1996) for the Fund and an annual report for the Fund's fiscal year ended October 31, 1995 has been filed with the Securities and Exchange Commission and is incorporated herein by reference. The Statement of Additional Information is available without charge upon request by calling 800-539-3863.


SHARES OF THE FUND ARE:

-        NOT INSURED BY THE FDIC;

- NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY KEYCORP BANK, ANY OF ITS AFFILIATES, OR ANY OTHER BANK;

- SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION ("COMMISSION") OR ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE, NOR HAS THE COMMISSION OR ANY SUCH STATE AUTHORITY PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS                                                            PAGE
-----------------                                                            ----
Summary of Fund Expenses                                                       3
Financial Highlights                                                           4
The Fund's Investment Objective                                                5
The Fund's Investment Policies and Risk Factors                                5
How to Invest, Exchange and Redeem                                             9
Dividends, Distributions and Taxes                                            19
Performance                                                                   21
Fund Organization and Fees                                                    22
Additional Information                                                        25

                            SUMMARY OF FUND EXPENSES


The table below summarizes the expenses associated with the Fund. This standard format was developed for use by all mutual funds to help you make your investment decisions. Of course, you should consider this expense information along with other important information in this Prospectus, including the Fund's investment objective, investment policies and risk factors, and financial highlights.


SHAREHOLDER TRANSACTION EXPENSES(1)



          Maximum Sales Load Imposed on Purchases (as a
           percentage of offering price)                                    4.75%
          Maximum Sales Load Imposed on Reinvested Dividends             None
          Deferred Sales Load                                            None
          Redemption Fees                                                None
          Exchange Fee                                                   None



ANNUAL FUND OPERATING EXPENSES AFTER EXPENSE WAIVERS AND REIMBURSEMENTS (as a percentage of average net assets)



Management Fees                                                              .50%
Administration Fee                                                           .15%
Other Expenses(2)                                                            .21%
                                                                            ----
Total Fund Operating Expenses(2)                                             .86%
                                                                            ====




EXAMPLE: You would pay the following expenses on a $1,000 investment, assuming
(1) a 5% annual return and (2) full redemption at the end of each time period.



                                            1 YEAR    3 YEARS   5 YEARS  10 YEARS
                                            ------    -------   -------  --------
Government Mortgage Fund                      $56       $74       $93       $149



(1) Subsidiaries, correspondents, affiliate banks, and non-bank affiliates of KeyCorp may charge a customer's account fees for services provided in connection with investment in the Fund. (See "How To Invest, Exchange and Redeem.")



(2) These amounts include an estimate of the shareholder servicing fees the Fund expects to pay. (See "Fund Organization and Fees - Shareholder Servicing".)



The purpose of the table above is to assist the investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. The foregoing example is based upon expenses for the fiscal year ended October 31, 1995 and expenses that the Fund is expected to incur during the current fiscal year. THE FOREGOING EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                              FINANCIAL HIGHLIGHTS



THE FUND'S FINANCIAL HISTORY



The table below sets forth certain financial information with respect to the financial highlights for the Fund for the periods indicated. The information below (except for the six months ended April 30, 1995) has been derived from financial statements audited by Coopers & Lybrand L.L.P., independent public accountants for the Victory Portfolios, whose report thereon is included in the Statement of Additional Information.



                      THE VICTORY GOVERNMENT MORTGAGE FUND
                              FINANCIAL HIGHLIGHTS



                                                                                            May 18, 1990 to
                                                                                              October 31,
                                       1994          1993            1992          1991         1990(a)
                                     --------      --------        -------       -------        -------
Net Asset Value, Beginning
  of Period                          $  11.36      $  11.07        $ 10.73       $ 10.18        $ 10.00
                                     --------      --------        -------       -------        -------
INVESTMENT ACTIVITIES:
Net investment income                    0.68          0.66           0.74          0.80           0.35
Net realized and unrealized
  gains (losses) on  investments        (1.02)         0.32           0.34          0.55           0.18
                                     --------      --------        -------       -------        -------
Total from Investment  Activities       (0.34)         0.98           1.08          1.35           0.53
                                     --------      --------        -------       -------        -------
Distributions
Net investment income                   (0.67)        (0.66)         (0.74)        (0.80)         (0.35)
Net realized gains                      (0.02)        (0.03)
                                     --------      --------
Total Distributions                     (0.69)        (0.69)         (0.74)        (0.80)         (0.35)
                                     --------      --------        -------       -------        -------
Net Asset Value, End
  of Period                          $  10.33      $  11.36        $ 11.07       $ 10.73        $ 10.18
                                     ========      ========        =======       =======        =======
TOTAL RETURN                            (3.01)%        9.05%         10.34%        13.77%          5.37%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period  (000)     $148,168      $132,738        $73,660       $42,616        $31,972
Ratio of expenses to
  average net assets                     0.76%         0.75%          0.77%         0.78%          0.82%(b)
Ratio of net investment
  income to average net assets           6.38%         5.92%          6.82%         7.68%          7.98%(b)
Ratio of expenses to
  average net assets*                    0.96%         0.76%
Ratio of net investment
  income to average  net assets*         6.18%         5.92%
Portfolio turnover                     131.63%        50.18%         11.19%        20.70%


---------

                                               Year Ended                      Six Months
                                               October 31,                        Ended
                                                  1995                        April 30, 1995
                                                  ----                        --------------
                                                                               (Unaudited)
Net Asset Value, Beginning
  of Period                                [To be inserted]                       $10.33
INVESTMENT ACTIVITIES:
Net investment income                                                               0.36
Net realized and unrealized
  gains (losses) on  investments                                                    0.32
                                                                                --------
Total from Investment  Activities                                                   0.68
                                                                                --------
Distributions
Net investment income                                                              (0.37)
Net realized gains                                                                 (0.08)
                                                                                ---------
Total Distributions                                                                (0.45
                                                                                --------
Net Asset Value, End
  of Period                                                                      $ 10.56
                                                                                 =======
TOTAL RETURN                                                                        6.64%(b)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period  (000)                                                $143,435
Ratio of expenses to
  average net assets                                                                0.77%(c)
Ratio of net investment
  income to average net assets                                                      6.99%(c)
Ratio of expenses to
  average net assets*                                                               0.79%(c)
Ratio of net investment
  income to average net assets*                                                     6.97%(c)
Portfolio turnover                                                                 24.12%



* During the period the investment advisory, administration and/or shareholder service fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would be as indicated.



(a)  Period from commencement of operations.



(b)  Annualized.



(c)  Aggregate.

                         THE FUND'S INVESTMENT OBJECTIVE



The investment objective of the Fund is to provide a high level of current income consistent with safety of principal. The investment objective of the Fund is fundamental and may not be changed without a vote of the holders of a majority of the Fund's outstanding voting securities (as defined in the Statement of Additional Information). There can be no assurance the investment objective of the Fund will be achieved.



                         THE FUND'S INVESTMENT POLICIES



The Fund pursues its objective by investing exclusively in obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities.



Mortgage-related securities in which the Fund may invest must be issued or guaranteed by the U.S. Government or its agencies or instrumentalities, such as the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA"), the Federal Home Loan Bank ("FHLB") and the Federal Home Loan Mortgage Corporation ("FHLMC").



ACCEPTABLE INVESTMENTS AND ASSOCIATED RISKS. The Fund may invest in the following instruments:



- U.S. GOVERNMENT SECURITIES. The Fund may invest in obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association ("GNMA") and the Export-Import Bank of the United States, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association ("FNMA") are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Student Loan Marketing Association ("SLMA"), are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Federal Farm Credit Banks or the Federal Home Loan Mortgage Corporation ("FHLMC"), are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government will provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so by law. The Fund will invest in the obligations of such agencies or instrumentalities only when Key Advisers or the Sub-Adviser believes that the credit risk with respect thereto is minimal.



- RECEIPTS. In addition to bills, notes and bonds issued by the U.S. Treasury, the Fund may also purchase separately traded interest and principal component parts of such obligations that are transferable through the Federal book entry system, known as Separately Traded Registered Interest and Principal Securities ("STRIPS") and Coupon Under Book Entry Safekeeping ("CUBES"). These instruments are issued by banks and brokerage firms and are created by depositing Treasury notes and Treasury bonds into a special account at a custodian bank; the custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Receipts include Treasury Receipts ("TRs"), Treasury Investment Growth Receipts ("TIGRs") and Certificates of Accrual on Treasury Securities ("CATS").



STRIPS, CUBES, TRs, TIGRs and CATS are sold as zero coupon securities, which means that they are sold at a substantial discount and redeemed at face value at their maturity dates without interim cash payments of interest or principal. This discount is amortized over the life of the security, and such amortization will constitute the income earned on the security for both accounting and tax purposes. Because of these features, these securities may be subject to greater interest rate volatility than interest-paying U.S. Treasury obligations. The Fund will limit its investments in such instruments to 20% of its total assets.

- GOVERNMENT MORTGAGE-BACKED SECURITIES. The principal governmental (i.e., backed by the full faith and credit of the United States Government) guarantor of mortgage-related securities is GNMA. GNMA is a wholly owned United States Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages.



Government-related (i.e., not backed by the full faith and credit of the United States Government) guarantors include FNMA and FHLMC. FNMA and FHLMC are government-sponsored corporations owned entirely by private stockholders. Pass-through securities issued by FNMA and FHLMC are guaranteed as to timely payment of principal and interest by FNMA and FHLMC but are not backed by the full faith and credit of the United States Government.



The investment characteristics of mortgage-related securities differ from traditional debt securities. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed income securities. The major differences typically include more frequent interest and principal payments, usually monthly, the adjustability of interest rates, and the possibility that prepayments of principal may be made at any time. Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors. During periods of declining interest rates, prepayment rates can be expected to accelerate. Under certain interest rate and prepayment rate scenarios, the Fund may fail to recoup fully its investment in mortgage-backed securities (and incur capital losses) notwithstanding a direct or indirect governmental or agency guarantee. In general, changes in the rate of prepayments on a mortgage-related security will change that security's market value and its yield to maturity. When interest rates fall, high prepayments could force the Fund to reinvest principal at a time when investment opportunities are not attractive. Thus, mortgage-backed securities may not be an effective means for the Fund to lock in long-term interest rates. Conversely, during periods when interest rates rise, slow prepayments could cause the average life of the security to lengthen and the value to decline more than anticipated. However, during periods of rising interest rates, principal repayments by mortgage-backed securities allows the Fund to reinvest at increased interest rates.



- COLLATERALIZED MORTGAGE OBLIGATIONS. Mortgage-related securities in which the Fund may invest may also include collateralized mortgage obligations ("CMOs"). CMOs are debt obligations issued generally by finance subsidiaries or trusts that are secured by mortgage-backed certificates, including, in many cases, certificates issued by government-related guarantors, including GNMA, FNMA and FHLMC, together with certain funds and other collateral. Although payment of the principal of and interest on the mortgage-backed certificates pledged to secure the CMOs may be guaranteed by GNMA, FNMA or FHLMC, the CMOs represent obligations solely of the issuer and are not insured or guaranteed by GNMA, FHLMC, FNMA or any other governmental agency, or by any other person or entity. The issuers of the CMOs typically have no significant assets other than those pledged as collateral for the obligations.



- SECURITIES LENDING. In order to generate additional income, the Fund may, from time to time, lend portfolio securities to broker-dealers, banks or institutional borrowers of securities. The Fund must receive collateral equal to 100% of the securities' value plus any interest due in the form of cash or U.S. Government securities, which collateral must be marked to market daily by Key Advisers or the Sub-Adviser. Should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund. During the time portfolio securities are on loan, the borrower pays the Fund an amount equal to any dividends or interest paid on such securities plus any interest negotiated between the parties to the lending agreement. Loans are subject to termination by the Fund or the borrower at any time. While the Fund does not have the right to vote securities on loan, the Fund intends to terminate the loan and regain the right to vote if that is considered important with respect to the investment. The Fund will only enter into loan arrangements with broker-dealers, banks or other institutions which Key Advisers or the Sub-Adviser has determined are creditworthy under guidelines established by the Victory Portfolios' Board of Trustees. The Fund intends to limit its securities lending to 33% of total assets.



- WHEN-ISSUED SECURITIES. The Fund may purchase securities on a when-issued or delayed delivery basis. These transactions are arrangements in which the Fund purchases securities with payment and delivery scheduled for a future time, thereby involving the risk that the yield obtained in the transaction will be less than that available in the market when delivery takes place. When the Fund agrees to purchase securities on a when-issued basis, the Fund's custodian will set aside cash or liquid portfolio securities equal to the amount of that commitment in a separate account, and may be required to subsequently place additional assets in the separate account to maintain equivalence with the Fund's commitment. The Fund generally will not pay for such securities and no income accrues on the securities until they are received. Securities purchased on a when-issued basis are recorded as assets and are subject to changes in value prior to delivery based upon changes in the general level of interest rates and other market factors. The Fund does not intend to purchase when-issued or delayed delivery securities for speculative purposes, but only for the purpose of acquiring portfolio securities consistent with its investment objective and policies, and not for investment leverage. In when-issued and delayed delivery transactions, the Fund relies on the seller to complete the transaction; its failure to do so may cause the Fund to miss a price or yield considered to be advantageous.



- REPURCHASE AGREEMENTS. Under the terms of a repurchase agreement, the Fund acquires securities from financial institutions or registered broker-dealers, subject to the seller's agreement to repurchase such securities at a mutually agreed upon date and price. The seller is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). If the seller were to default on its repurchase obligation or become insolvent, the Fund holding such obligation would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price, or to the extent that the disposition of such securities by the Fund is delayed pending court action. Repurchase agreements are considered by the staff of the Commission to be loans by the Fund.



- REVERSE REPURCHASE AGREEMENTS. The Fund may borrow funds for temporary purposes by entering into reverse repurchase agreements. Pursuant to such agreements, the Fund sells portfolio securities to financial institutions such as banks and broker-dealers, and agrees to repurchase them at a mutually agreed-upon date and price. At the time the Fund enters into a reverse repurchase agreement, it must place in a segregated custodial account assets having a value equal to the repurchase price (including accrued interest); the collateral will be marked to market on a daily basis, and will be continuously monitored to ensure that such equivalent value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings under the Investment Company Act of 1940 (the "1940 Act").



- INVESTMENT COMPANY SECURITIES. The Fund may also invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the securities of any one investment company or invest more than 10% of its total assets in the securities of other investment companies. Pursuant to an exemptive order received by the Victory Portfolios from the Commission, the Fund may invest in the Money Market Funds of the Victory Portfolios. Key Advisers or the Sub-Adviser will waive its fee attributable to the Fund's assets invested in a fund of the Victory Portfolios, and, to the extent required by the laws of any state in which shares of the Fund are sold, Key Advisers or the Sub-Adviser will waive its investment advisory fee as to all assets invested in other investment companies. Because such other investment companies employ an investment adviser, such investment by the Fund will cause shareholders to bear duplicative fees such as management fees, to the extent such fees are not waived by Key Advisers or the Sub-Adviser.



- PRIVATE PLACEMENT INVESTMENTS. The Fund may invest in commercial paper issued in reliance on the exemption from registration afforded by Section 4(2) of the 1933 Act. Section 4(2) commercial paper is restricted as to disposition under federal securities law and is generally sold to institutional investors, such as the Fund, that agree they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) commercial paper is normally resold to other institutional investors like the Fund through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) commercial paper, thus providing liquidity. The Fund believes that Section 4(2) commercial paper and possibly certain other restricted securities that meet the criteria for liquidity established by the Trustees are quite liquid. The Fund intends, therefore, to treat the restricted securities that meet the criteria for liquidity established by the Trustees, including Section 4(2) commercial paper, as determined by Key Advisers or the Sub-Adviser, as liquid and not subject to the investment limitation applicable to illiquid securities. Therefore, the Fund will generally purchase Section 4(2) commercial paper without regard to the Fund's restriction on illiquid securities.



The ability of the Trustees to determine the liquidity of certain restricted securities is permitted under a position of the Staff of the Commission set forth in the adopting release for Rule 144A under the 1933 Act (the "Rule"). The Rule is a nonexclusive safe-harbor for certain secondary market transactions involving certain Restricted Securities under federal securities laws. The Rule provides an exemption from registration for resales of Restricted Securities to qualified institutional buyers. The Rule was expected to further enhance the liquidity of the secondary market for the types of securities eligible for resale under Rule 144A. The Victory Portfolios believes that the Staff of the Commission has left the question of determining the liquidity of all Restricted Securities to the Trustees. The Trustees consider the following criteria in determining the liquidity of certain restricted securities: the frequency of trades and quotes for the security; the number of dealers willing to purchase or sell the security and the number of other potential buyers; dealer undertakings to make a market in the security; and the nature of the security and the nature of the marketplace trades.



The investment policies of the Funr may be changed without an affirmative vote of the holders of the Fund's outstanding voting securities unless (1) a policy is expressly deemed to be a fundamental policy of the Fund or (2) a policy is expressly deemed to be changeable only by such majority vote.



NOTE: The Statement of Additional Information contains information about certain investment practices and portfolio securities of the Fund. The Statement of Additional Information also contains information about investment restrictions designed to reduce the risk of an investment in the Fund.



PORTFOLIO TURNOVER



Although the primary objective of the Fund is current income or total return, the Fund may engage in the technique of short-term trading. Such trading involves the selling of securities held for a short time, ranging from several months to less than a day. The object of such short-term trading is to take advantage of what believes are changes in market, industry or individual company conditions or outlook. Any such trading would increase the Fund's turnover rate and its transaction costs. In the fiscal year ended October 31, 1995, the Fund's turnover rate was ______ compared to ______% for the prior year.

                       HOW TO INVEST, EXCHANGE AND REDEEM

HOW TO INVEST

Shares may be purchased directly or through an Investment Professional. Investment Professionals are securities brokers or other financial institutions that have entered into selling or servicing agreements with the Fund or the Distributor. Shares are also available to clients of bank trust departments who have qualified trust accounts. The minimum investment is $500 for the initial purchase and $25 thereafter. Accounts set up through a bank trust department or an Investment Professional may be subject to different minimums.

- Investing Through Your Investment Professional. Your Investment Professional will place your order with the Transfer Agent on your behalf. You may be required to establish a brokerage or agency account. Your Investment Professional will notify you whether subsequent trades should be directed to the Investment Professional or directly to the Fund's Transfer Agent. Accounts established with Investment Professionals may have different features, requirements and fees. In addition, Investment Professionals may charge for their services. Information regarding these features, requirements and fees will be provided by the Investment Professional. If you are purchasing shares of any Fund through a program of services offered or administered by your Investment Professional, you should read the program materials in conjunction with this Prospectus.

- Investing Through The Systematic Investment Plan. You can use the Systematic Investment Plan to purchase shares directly from your bank account. Please refer to "Systematic Investment Plan" below for more details.

- Investing Through Your Bank Trust Department. Your bank trust department may require a minimum investment and may charge additional fees. Fee schedules for such accounts are available upon request and are detailed in the agreements by which a client opens the desired account. Your bank trust department may require a completed and signed application for the Fund in which an investment is made. Additional documents may be required from corporations, associations, and certain fiduciaries. Any account information, such as balances, should be obtained through your bank trust department. Additional purchases, exchanges or redemptions should also be coordinated through your bank trust department. Contact your bank trust department for instructions.

The services rendered by a bank trust department, including affiliates of Key Advisers or the Sub-Adviser, in the management of its accounts are not duplicative of any of the services for which Key Advisers or the Sub-Adviser as the investment adviser or sub-adviser, respectively, is compensated for advising the Fund. The charges paid by clients of bank trust departments, or their affiliates, should be considered in calculating the net yield and return on investments in the Fund, although such charges do not affect the Fund's dividends and distributions.

INVESTING DIRECTLY

BY MAIL: You may purchase shares by completing and signing an account application (initial purchase only) and mailing it, together with a check (or other negotiable bank draft or money order) in the amount of at least the minimum investment requirement to, The Victory Government Mortgage Fund, Primary Funds Service Corporation, P.O. Box 9741, Providence, RI 02940-9741. Subsequent purchases may be made in the same manner.

BY WIRE: Call 800-539-3863 to set up your Fund account to accommodate wire transactions. YOU MUST CALL THE TRANSFER AGENT BEFORE WIRING FUNDS. You will begin to earn dividends on the first business day following receipt of your wire. Federal funds (monies transferred from one bank to another through the Federal Reserve System with same-day availability) should be wired to:

           Boston Safe Deposit & Trust Co.
                            ABA #011001234
                        Credit PFSC DDA#16-918-8
The Victory Portfolios: The Victory Government Mortgage Fund

You must include your account number, your name(s), tax identification number(s) and the control number assigned by the Transfer Agent. The Fund does not impose a fee for wire transactions, although your bank may charge you a fee for this service.

Shares are sold at the public offering price based on the net asset value that is next determined after the Transfer Agent receives the purchase order. In most cases, to receive that day's offering price, the Transfer Agent must receive your order as of the close of regular trading of the New York Stock Exchange ("NYSE") (generally 4:00 pm Eastern time) (the "Valuation Time") on each Business Day (as defined in "Net Asset Value Per Share")of the Fund. If you buy shares through an Investment Professional, the Investment Professional must receive your order in a timely fashion on a regular Business Day and transmit it to the Transfer Agent so that it is received before the close of business that day. The Transfer Agent may reject any purchase order for the Fund's shares, in its sole discretion.

It is the responsibility of your Investment Professional to transmit your order to purchase shares to the Transfer Agent in a timely fashion in order for you to receive that day's share price. The Fund must receive payment within three business days after an order is placed. Otherwise, the purchase order will be canceled and you could be held liable for resulting fees and/or losses.

INVESTMENT REQUIREMENTS

All purchases must be made in U.S. dollars. Checks must be drawn on U.S. banks. No cash will be accepted. If you make a purchase with more than one check, each check must have a value of at least $25, and the minimum investment requirement still applies. The Fund reserves the right to limit the number of checks processed at one time. If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees incurred. Payment for the purchase is expected at the time of the order. If payment is not received within three business days of the date of the order, the order may be canceled, and you could be held liable for resulting fees and/or losses.

Shares are sold at their offering price, which is normally net asset value plus an initial sales charge. However, in some cases, described below, where purchases are not subject to an initial sales charge, the offering price may be net asset value. In some cases, reduced sales charges may be available, as described below. When you invest, the Fund receives the net asset value for your account. The sales charge varies depending on the amount of your purchase and a portion may be retained by the Distributor and allocated to your Investment Professional. The Victory Portfolios has a reinstatement policy which allows an investor who redeems his/her shares originally purchased with a sales charge to reinvest within 90 days without incurring an additional sales charge. The current sales charge rates and commissions paid to Investment Professionals are as follows:

                                                FRONT-END SALES CHARGE
                                                 AS A PERCENTAGE OF:
                                                 -------------------
                                               OFFERING     NET AMOUNT       DEALER
AMOUNT OF PURCHASE                              PRICE        INVESTED      REALLOWANCE
------------------                              -----        --------      -----------
Less than $49,999                                4.75%         4.99%          4.00%
$50,000 to $99,999                               4.50%         4.71%          4.00%
$100,000 to $249,999                             3.50%         3.63%          3.00%
$250,000 to $499,999                             2.25%         2.30%          2.00%
$500,000 to $999,999                             1.75%         1.78%          1.50%
$1,000,000 and above                             0.00%         0.00%            *


*        There is no initial sales charge on purchases of $1 million or more.
         Investment Professionals will be compensated at the rate of up to 0.25% of such purchases.

The Distributor reserves the right to reallow the entire commission to dealers. If that occurs, the dealer may be considered an "underwriter" under Federal securities laws.

The Distributor may pay all or a portion of any applicable sales charges and service fees to Investment Professionals who sell shares of the Fund and provide ongoing sales support services or shareholder support services. For the three-year period commencing April 30, 1994, for activities in maintaining and servicing accounts of customers invested in the Fund, First Albany Corporation ("First Albany") and PFIC Securities Corporation ("PFIC") may receive payments from the Distributor equal to two-thirds of the Dealer Retention (as defined below) on any shares of the Fund (and other funds of the Victory Portfolios) sold by First Albany or PFIC and their broker-dealer affiliates. "Dealer Retention" is an amount equal to the difference between the applicable sales charge and such part of the sales charge which is reallowed to broker-dealers.

The Distributor, at its expense, may also provide additional cash compensation to dealers in connection with sales of shares of the Fund. The maximum cash compensation payable by the Distributor is 4.00% of the offering price. In addition, the Distributor will, from time to time and at its own expense, provide compensation, including financial assistance, to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding one or more Victory Portfolios and/or other dealer-sponsored special events including payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature. Compensation will include the following types of non-cash compensation offered through sales contests: (1) vacation trips including the provision of travel arrangements and lodging; (2) tickets for entertainment events (such as concerts, cruises and sporting events) and (3) merchandise (such as clothing, trophies, clocks and pens). Dealers may not use sales of the Fund's shares to qualify for this compensation to the extent such may be prohibited by the laws of any state or any self-regulatory agency, such as the National Association of Securities Dealers, Inc. None of the aforementioned compensation is paid for by the Fund or its shareholders.

REDUCED SALES CHARGES. You may be eligible to buy shares at reduced sales charge rates in one or more of the following ways:

LETTER OF INTENT. An investor may obtain a reduced sales charge by means of a written Letter of Intent which expresses the investor's intention to purchase shares of the Fund at a specified total public offering price within a 13-month period.

A Letter of Intent is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 5% of such amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed shares will be involuntarily redeemed to pay the additional sales charge, if necessary. Dividends (if any) on escrowed shares, whether paid in cash or reinvested in additional shares, are not subject to escrow. The escrowed shares will not be available for disposal by the investor until all purchases pursuant to the Letter of Intent have been made or the higher sales charge has been paid. When the full amount indicated has been purchased, the escrow will be released. A Letter of Intent may include purchases of shares made not more than 90 days prior to the date the investor signs a Letter of Intent; however, the 13-month period during which the Letter of Intent is in effect will begin on the date of the earliest purchase to be included. An investor may combine purchases that are made in an individual capacity with (1) purchases that are made by members of the investor's immediate family and (2) purchases made by businesses that the investor owns as sole proprietorships, for purposes of obtaining reduced sales charges by means of a written Letter of Intent. In order to accomplish this, however, investors must designate on the account application the accounts that are to be combined for this purpose. Investors can only designate accounts that are open at the time the Letter of Intent is executed.

If an investor qualifies for a further reduced sales charge because the investor has either purchased more than the dollar amount indicated on the Letter of Intent or has entered into a Letter of Intent which includes shares purchased prior to the date of the Letter of Intent, the difference in the sales charge will be used to purchase additional shares of the Fund on behalf of the investor; thus the total purchases (included in the Letter of Intent) will reflect the applicable reduced sales charge of the Letter of Intent.

For investors who purchase more than the dollar amount indicated on the Letter of Intent or enter into a Letter of Intent that includes shares purchased prior to the date of the Letter of Intent and qualify for a reduced sales charge, all such additional shares will be immediately purchased in the form of additional shares and credited to the investor's account at the then current public offering price applicable to a single purchase of the total amount of the purchases.

For further information about Letters of Intent, interested investors should contact the Transfer Agent at 800-539-3863. This program, however, may be modified or eliminated at any time without notice.

RIGHT OF ACCUMULATION AND CONCURRENT PURCHASES

A shareholder may qualify for a reduced sales charge on purchases of shares of the Fund and other funds of the Victory Portfolios by combining a current purchase with purchases of another fund(s) or with certain prior purchases of shares of the Victory Portfolios. The applicable sales charge is based on the sum of (i) the purchaser's current purchase plus (ii) the current public offering price of the purchaser's previous purchases of (a) all shares held by the purchaser in the Fund and (b) all shares held by the purchaser in any other fund of the Victory Portfolios (except money market funds).

To receive the applicable public offering price pursuant to the right of accumulation, shareholders must provide the Transfer Agent with sufficient information at the time of purchase to permit confirmation of qualification. Accumulation privileges may be amended or terminated without notice at any time by the Distributor.

- WAIVERS OF SALES CHARGES. No sales charge is imposed on sales of shares to the following categories of persons (which categories may be changed or eliminated at any time):

(1) Current or retired trustees of the Victory Portfolios; employees, directors, trustees, and their family members of KeyCorp or an Affiliated Provider (Affiliated Providers refer to affiliates and subsidiaries of KeyCorp and service providers to the Victory Portfolios and the Victory Shares (collectively, the "Victory Group")), dealers having an agreement with the Distributor and any trade organization to which Key Advisers, the Sub-Adviser or the Administrator belongs;

(2) Investors who purchase shares for trust, investment management or certain other advisory accounts established with KeyCorp or any of its affiliates;

(3) Investors who purchase shares through a 401(k) plan sponsored by an Affiliated Provider;

(4) Investors who reinvest assets received in a distribution from a qualified, non-qualified or deferred compensation plan, agency, trust or custody account that was either (a) maintained by KeyCorp or an Affiliated Provider, or (b) invested in a fund of the Victory Group;

(5) Investors who, within 90 days of redemption, use the proceeds from the redemption of shares of another mutual fund complex for which they previously paid a front end sales charge or sales charge upon redemption of shares; and

(6) Shareholders of the former Investors Preference Fund For Income, Inc. and the Investors Preference New York Tax-Free Fund, Inc. who have continuously maintained accounts with a fund or funds of the Victory Group with a balance of $250,000 or more (investors with less than $250,000 will pay any applicable sales loads).

SPECIAL INVESTOR SERVICES

- THE SYSTEMATIC INVESTMENT PLAN. You can make regular investments in the Fund and all other funds of the Victory Group with the Systematic Investment Plan by completing the appropriate section of the account application and attaching a voided personal check with your bank's magnetic ink coding number across the front. If your bank account is jointly owned, be sure that all owners sign. You must first meet the Fund's initial investment requirement of $500, then investments may be made monthly by automatically deducting $25 or more from your bank checking account. For officers, trustees, directors and employees, including retired directors and employees, of the Victory Group, KeyCorp and its affiliates, and the Administrator and its affiliates (and family members of each of the foregoing, i.e., parents and children) who participate in the Systematic Investment Plan, there is no minimum initial investment required. You may change the amount of your monthly purchase at any time. A bank draft form must be completed for this option. Your bank checking account will be debited on the date indicated on your Account Application. Shares will be purchased at the offering price next determined following receipt of the order by the Transfer Agent. You may cancel the Systematic Investment Plan at any time without payment of a cancellation fee. Your monthly account statement will reflect systematic investment transactions, and a debit entry will appear on your bank statement.

- TELEPHONE TRANSACTIONS. You can initiate any transaction by telephone. You may call the Transfer Agent toll-free at 800-539-3863 or call your Investment Professional or bank trust department. See "Shareholder Account Rules and Policies" for more information about telephone transactions.

- THE SYSTEMATIC WITHDRAWAL PLAN. You can make regular withdrawals from your account in any fund of the Victory Group with the Systematic Withdrawal Plan by completing the appropriate section of the account application. If you own shares in a fund worth $5,000 or more, you can have monthly, quarterly, semi-annual or annual checks sent from your account directly to you, to a person named by you, or to your bank checking account. The required minimum withdrawal is $25. If you are having checks sent to your bank checking account, attach a voided personal check with your bank's magnetic coding number across the front of the account application. If your account is jointly owned, be sure that all owners sign the application. You may obtain information about the Systematic Withdrawal Plan by contacting your Investment Professional. Your Systematic Withdrawal Plan payments are drawn from share redemptions. If Systematic Withdrawal Plan redemptions exceed income dividends and capital gain dividend distributions earned on your Fund shares, your account eventually may be exhausted. If any applicable sales charges are applied to new purchases of shares of the Fund, it is to your disadvantage to buy shares of the Fund while also making systematic redemptions.

Your account will be debited on the date you indicate on your Account Application. Shares will be redeemed at the NAV as determined on the debit date indicated on your Account Application. You may cancel the Systematic Withdrawal Plan at any time without payment of a cancellation fee. Each Systematic Withdrawal Plan transaction will appear as a debit entry on your monthly account statement.

- RETIREMENT PLANS. Retirement plans can be among the best tax-planning vehicles available to individuals. Call your Investment Professional for more information on the plans and their benefits, provisions and fees. Your Investment Professional can set up your new account in the Fund under one of several tax-sheltered plans. These plans let you invest for retirement and shelter your investment income from current taxes. Plans include Individual Retirement Accounts (IRAs) and Rollover IRAs. Other fees may be charged by the IRA custodian or trustee.

HOW TO REDEEM SHARES

You may redeem all or a portion of your shares on any day that the Fund is open for business (see "Share Price" below). Shares will be redeemed at the NAV next calculated after the Transfer Agent has received the redemption request. If the Fund account is closed, any accrued dividends will be paid at the beginning of the following month.

You may redeem shares in several ways:

BY MAIL:  Send a written request to:        The Victory Portfolios
                                                       P.O. Box 9741
                                                       Providence, RI 02940-9741

Write a "letter of instruction" with your name, the Fund's name, your Fund account number, the dollar amount or number of shares to be redeemed, and any additional requirements that apply to each particular account. You will need the letter of instruction signed by all persons required to sign for transactions, exactly as their names appear on the account application. A signature guarantee is required if: you wish to redeem more than $10,000 worth of shares; your Fund account registration has changed within the last 60 days; the check is not being mailed to the address on your account; the check is not being made out to the account owner; or the redemption proceeds are being transferred to another Victory Group account with a different registration. The following institutions should be able to provide you with a signature guarantee: banks, brokers, dealers, credit unions (if authorized under state law), securities exchanges and associations, clearing agencies, and savings associations. A signature guarantee may not be provided by a notary public. A signature guarantee is designed to protect you, the Fund, and its agents from fraud. The Transfer Agent reserves the right to reject any signature guarantee if (1) it has reason to believe that the signature is not genuine, (2) it has reason to believe that the transaction would otherwise be improper, or (3) the guarantor institution is a broker or dealer that is neither a member of a clearing corporation nor maintains net capital of at least $100,000.

BY WIRE: You may make redemptions by wire provided you have established a Fund account to accommodate wire transactions. If telephone instructions are received before Valuation Time (generally 4:00 p.m. Eastern time), proceeds of the redemption will be wired as federal funds on the next Business Day to the bank account designated with the Transfer Agent. You may change the bank account designated to receive an amount redeemed at any time by sending a letter of instruction with a signature guarantee to the Transfer Agent, Primary Funds Service Corporation, P.O. Box 9741, Providence, RI 02940-9741.

BY TELEPHONE: To redeem by telephone, you may call the Transfer Agent toll free at 800-539-3863 or call your Investment Professional or bank trust department. See "Shareholder Account Rules and Policies" for more information about telephone transactions.

ADDITIONAL REDEMPTION REQUIREMENTS: The Fund may withhold payment on redemptions until it is reasonably satisfied that investments made by check have been collected, which can take up to 15 days. Also, when the NYSE is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closings, or under any emergency circumstances as determined by the Commission to merit such action, the right of redemption may be suspended or the date of payment postponed for a period of time that may exceed 7 days. In addition, the Fund reserves the right to advance the time on that day by which purchase and redemption orders must be received. To the extent that portfolio securities are traded in other markets on days when the NYSE is closed, the Fund's NAV may be affected on days when investors do not have access to the Fund to purchase or redeem shares.

If you are unable to reach the Transfer Agent by telephone (for example, during times of unusual market activity), consider placing your order by mail directly to the Transfer Agent. In case of suspension of the right of redemption, you may either withdraw your request for redemption or receive payment based on the NAV next determined after the termination of the suspension. If your balance in a Fund falls below $500, you may be given 60 days' notice to reestablish the minimum balance (except with respect to officers, trustees, directors and employees, including retired directors and employees, of the Victory Portfolios, KeyCorp and its affiliates, and the Administrator and its affiliates (and family members of each of the foregoing, i.e., parents, children and household members) participating in the Systematic Investment Plan, to whom no minimum balance requirement applies). If you do not increase your balance, your account may be closed and the proceeds mailed to you at the address on record. Shares will be redeemed at the last calculated NAV on the day the account is closed.

HOW TO EXCHANGE SHARES

Shares of the Fund may be exchanged for shares of certain funds of the Victory Group at net asset value per share at the time of exchange, without a sales charge. To exchange shares, you must meet several conditions:

- Shares of the fund selected for exchange must be available for sale in your state of residence.

- The prospectuses of this Fund and the fund whose shares you want to buy must offer the exchange privilege.

- You must hold the shares you buy when you establish your account for at least 7 days before you can exchange them; after the account is open 7 days, you can exchange shares every regular Business Day.

- You must meet the minimum purchase requirements for the fund you purchase by exchange.

- The registration and tax identification numbers of the two accounts must be identical.

-         Before exchanging into a fund, obtain and read its prospectus.

Shares of a particular class may be exchanged only for shares of the same class in the other funds of the Victory Group. For example, you can exchange shares of this Fund only for Class A shares of another fund. At present, not all of the funds offer the same two classes of shares. If a fund has only one class of shares that does not have a class designation, they are "Class A" shares for exchange purposes. In some cases, sales charges may be imposed on exchange transactions. Certain funds offer Class A or Class B shares and a list can be obtained by calling the Transfer Agent at 800-539-3863. Please refer to the Statement of Additional Information for more details about this policy.

Telephone exchange requests may be made either by calling your Investment Professional or the Transfer Agent at 800-539-3863 prior to valuation time (generally 4:00 p.m. Eastern time) on any Business Day.

You can obtain a list of eligible funds of the Victory Group by calling the Transfer Agent at 800-539-3863. Exchanges of shares involve a redemption of the shares of the Fund and a purchase of shares of the other portfolio.

There are certain exchange policies you should be aware of:

- Shares are normally redeemed from one fund and purchased from the other fund in the exchange transaction on the same Business Day on which the Transfer Agent receives an exchange request by Valuation Time (generally 4:00 p.m. Eastern time) that is in proper form, but either fund may delay the purchase of shares of the fund into which you are exchanging if it determines it would be disadvantaged by a same-day transfer of the proceeds to buy shares. For example, the receipt of multiple exchange requests from a dealer in a "market-timing" strategy might require the disposition of securities at a time or price disadvantageous to the Fund.

- Because excessive trading can hurt fund performance and harm shareholders, the Victory Portfolios reserves the right to refuse any exchange request that will disadvantage it, or to refuse multiple exchange requests submitted by a shareholder or dealer.

- The Fund may amend, suspend or terminate the exchange privilege at any time upon 60 days' written notice to shareholders.

- If the Transfer Agent cannot exchange all the shares you request because of a restriction cited above, only the shares eligible for exchange will be exchanged.

-  Each exchange may produce a gain or loss for tax purposes.

Shareholders of the former Investors Preference Fund for Income, Inc. and Investors Preference New York Tax-Free Fund, Inc. will not be subject to any additional sales load upon an exchange of shares attributable to an Investors Preference Funds account for shares of other funds of the Victory Portfolios.

SHAREHOLDER ACCOUNT RULES AND POLICIES

- NET ASSET VALUE PER SHARE. The term "net asset value per share," or "NAV", means the value of one share. The NAV is calculated by adding the value of all its investments, plus cash and other assets, deducting liabilities, and then dividing the result by the number of shares outstanding. The NAV of the Fund is determined and its shares are priced as of the close of regular trading of the New York Stock Exchange (NYSE), (generally 4:00 p.m. Eastern Time) (the "Valuation Time") on each Business Day of the Fund. A "Business Day" is a day on which the NYSE is open for trading, the Federal Reserve Bank of Cleveland is open, and any other day (other than a day on which no shares of the Fund are tendered for redemption and no order to purchase any shares is received) during which there is sufficient trading in its portfolio instruments that the Fund's net asset value per share might be materially affected. The NYSE or the Federal Reserve Bank of Cleveland will not be open in observance of the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans' Day, Thanksgiving Day, and Christmas Day.

The Fund's securities are valued primarily on the basis of market quotations or, if quotations are not readily available, by a method that the Board of Trustees believes accurately reflects fair value. Fair value of these portfolio securities is determined by an independent pricing service approved by the Trustees based primarily upon information concerning market transactions and dealers quotations for similar securities.

- THE OFFERING OF SHARES may be suspended during any period in which the determination of net asset value is suspended, and the offering may be suspended by the Trustees at any time the Trustees believe it is in the Fund's best interest to do so.

- TELEPHONE TRANSACTION PRIVILEGES for purchases, redemptions or exchanges may be modified, suspended or terminated by the Fund at any time. If an account has more than one owner, the Fund and the Transfer Agent may rely on the instructions of any one owner. Telephone privileges apply to each owner of the account and the dealer representative of record for the account unless and until the Transfer Agent receives cancellation instructions from an owner of the account.

- TELEPHONE INSTRUCTIONS. Generally, neither the Fund, the bank trust department nor the Transfer Agent will be responsible for any claims, losses or expenses for acting on telephone instructions that they reasonably believe to be genuine. The Transfer Agent and the Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine and if they do not employ reasonable procedures they may be liable for any losses due to unauthorized or fraudulent instructions. The identification procedures may include, but are not limited to, the following: account number, registration and address, personalized security codes, taxpayer identification number and other information particular to the account. Your Investment Professional, bank trust department or the Transfer Agent may also record calls, and you should verify the accuracy of your confirmation statements immediately after you receive them.

- REDEMPTION OR TRANSFER REQUESTS WILL NOT BE HONORED UNTIL THE TRANSFER AGENT RECEIVES ALL REQUIRED DOCUMENTS IN PROPER FORM. From time to time, the Transfer Agent in its discretion may waive certain of the requirements for redemptions stated in this Prospectus.

- DEALERS THAT CAN PERFORM ACCOUNT TRANSACTIONS FOR THEIR CLIENTS BY PARTICIPATING IN NETWORKING through the National Securities Clearing Corporation are responsible for obtaining their clients' permission to perform those transactions and are responsible to their clients who are shareholders of the Victory Portfolios if the dealer performs any transaction erroneously.

- THE REDEMPTION PRICE FOR SHARES WILL VARY from day to day because the value of the securities in the Fund fluctuates, and the value of your shares may be more or less than their original cost.

- PAYMENT FOR REDEEMED SHARES is made ordinarily in cash and forwarded by check within three business days after the Transfer Agent receives redemption instructions in proper form, except under unusual circumstances determined by the Commission delaying or suspending such payments. The Transfer Agent may delay forwarding a check for recently purchased shares, but only until the purchase payment has cleared. That delay may be as much as 15 days from the date the shares were purchased. That delay may be avoided if you arrange with your bank to provide telephone or written assurance to the Transfer Agent that your purchase payment has cleared.

- INVOLUNTARY REDEMPTIONS OF SMALL ACCOUNTS. If your account value has fallen below $500, you will be given 60 days' notice to reestablish the minimum balance. If you do not increase your minimum balance, your account may be closed and the proceeds mailed to you at the record address. In some cases involuntary redemptions may be made to repay the Distributor for losses from the cancellation of share purchase orders. Under unusual circumstances, shares of the Fund may be redeemed "in kind," which means that the redemption proceeds will be paid with securities from the Fund. Please refer to the Statement of Additional Information for more details.

- "BACKUP WITHHOLDING" of Federal income tax may be applied at the rate of 31% from dividends, distributions and redemption proceeds (including exchanges) if you fail to furnish the Victory Portfolios with a certified Social Security or taxpayer identification number when you sign your application, or if you violate Internal Revenue Service regulations on tax reporting of dividends.

- THE VICTORY PORTFOLIOS DOES NOT CHARGE A REDEMPTION FEE, but if your Investment Professional handles your redemption, they may charge a separate service fee.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS. The Fund ordinarily declares and pays dividends from its net investment income quarterly. The Fund distributes substantially all net capital gains, if any, to shareholders each year, to the extent necessary to qualify for favorable federal tax treatment.

CAPITAL GAINS. The Fund may make distributions annually out of any net short-term or long-term capital gains, and the Fund may make supplemental distributions of dividends and capital gains following the end of its fiscal year.

DISTRIBUTION OPTIONS

When you fill out your account application, you can specify how you want to receive your dividend distributions. Currently, there are five available options:

1. REINVESTMENT OPTION. Your income and capital gain dividends, if any, will be automatically reinvested in additional shares of the Fund. Income and capital gain dividends will be reinvested at the net asset value of the Fund as of the day after the record date. If you do not indicate a choice on your application, you will be assigned this option.

2. CASH OPTION. You will receive a check for each income or capital gain dividend, if any. Distribution checks will be mailed no later than 7 days after the dividend payment date which may be more than 7 days after the dividend record date.

3. INCOME EARNED OPTION. You will have your capital gain dividend distributions, if any, reinvested automatically in the Fund and have your income dividends paid in cash.

4. DIRECTED DIVIDENDS OPTION. You will have income and capital gain dividends, or only capital gain dividends, automatically reinvested in shares of another fund of the Victory Group. Shares will be purchased at the NAV as of the dividend record date. If you are reinvesting dividends of a fund sold without a sales charge in shares of a fund sold with a sales charge, the shares will be purchased at the public offering price. If you are reinvesting dividends of a fund sold with a sales charge in shares of a fund sold with or without a sales charge, the shares will be purchased at the net asset value of the fund. Dividend distributions can be directed only to an existing account with a registration that is identical to that of your Fund account.

5. DIRECTED BANK ACCOUNT OPTION. You will have your income and capital gain dividends, or only your income dividends, automatically transferred to your bank checking or savings account. The amount will be determined on the dividend record date and will normally be transferred to your account within 7 days of the dividend record date. Dividend distributions can be directed only to an existing account with a registration that is identical to that of your Fund account. Please call or write the Transfer Agent to learn more about this dividend distribution option.

Any election or revocation of any of the above dividend distribution options may be made in writing to the Fund and sent to Primary Funds Service Corporation, P.O. Box 9741, Providence, RI 02940-9741, or by calling the Transfer Agent at 800-539-3863, and will become effective with respect to dividends having record dates after receipt of the application or request by the Transfer Agent.

Reinvested dividend distributions receive the same tax treatment as dividend distributions paid in cash.

COMPLETE REDEMPTIONS: If you request a complete redemption of all your Fund shares, any dividend accrued to your account will be included in the redemption check.

STATEMENTS AND REPORTS: You will receive a monthly statement reflecting all transactions that affect the share balance or the registration of your Fund account. You will receive a confirmation after every transaction that affected the share balance of your Fund account, except for dividend reinvestment, systematic investment and systematic withdrawal transactions. These transactions will be detailed in your Fund account statement. Transactions that affect the share balance of your Fund investment in an account established with an Investment Professional or financial institution will be detailed in regular statements or through confirmation procedures of the financial institution. Certificates representing shares of the Fund will not be issued. An IRS Form 1099-DIV with federal tax information will be mailed to you by January 31 of each tax year and also will be filed with the IRS. At least twice a year, you will receive the Fund's financial reports.

FEDERAL TAXES



The Fund intends to qualify each year and elect to be treated as a separate "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "IRS Code"). If the Fund is treated as a "regulated investment company" and all its taxable income is distributed to its shareholders in accordance with the timing requirements imposed by the IRS Code, it will not be subject to federal income tax on its income. The Fund's distributions that are attributable to its net investment income and short-term capital gains are taxable as ordinary income, and its distributions from long-term capital gains are taxed as long-term capital gains. Such distributions are taxable when they are paid, whether taken in cash or reinvested in additional shares, except that distributions declared in October, November or December and paid during the following January are taxable as if paid and received on December 31. Dividends received from the Fund by corporate shareholders are not entitled to the dividends-received deduction. The Fund sends tax statements to its shareholders (with copies to the Internal Revenue Service (the "IRS")) by January 31 showing the amounts and tax status of distributions made (or deemed made) during the preceding calendar year.



Income received by direct holders of obligations of the U.S. Government and certain of its agencies and instrumentalities is exempt from state and local income taxation. The Fund's dividends from investment income may, to the extent such dividends consist of interest from obligations of the U.S. government and certain of its agencies and instrumentalities, also be exempt from state and local income taxes. The Fund intends to advise shareholders of the proportion of their dividends which consist of such interest. Shareholders ar urged to consult their tax advisers regarding the possible exclusion of a portion of their dividends for state a local income tax purposes in their respective jurisdictions.

REDEMPTION OR EXCHANGES

Investors may realize a gain or loss when redeeming (selling) or exchanging shares. For most types of accounts, the Fund reports the proceeds to the IRS annually. Because the shareholders' tax treatment also depends on their purchase price and personal tax positions, shareholders should keep their regular account statements to use in determining their tax. See "Buying a Dividend".

"BUYING A DIVIDEND"

On the record date for a distribution of ordinary income or capital gains dividend, the net asset value of the Fund is reduced by the amount of the distribution. An investor who buys shares just before the record date ("buying a dividend") will pay the full price for the shares and then receive a portion of the purchase price back as a taxable distribution.

OTHER TAX INFORMATION

The information above is only a summary of some of the federal income tax consequences generally affecting the Fund and its shareholders, and no attempt has been made to discuss individual tax consequences. A prospective investor should also review the more detailed discussion of federal income tax considerations in the Statement of Additional Information. In addition to federal income tax, a shareholder may be subject to state or local taxes on the shareholder's investment, depending on the laws in the shareholder's area. Investors considering an investment in the Fund should consult their tax adviser to determine whether the Fund is suitable to their particular tax situation.

When investors sign their account application, they are asked to provide their correct social security or taxpayer identification number and other required certifications. If investors do not comply with IRS regulations, the IRS can require the Fund to withhold 31% of taxable distributions and redemptions from their account.

                                   PERFORMANCE

From time to time, performance information for the Fund showing total return may be presented in advertisements, sales literature and in reports to shareholders. Such performance figures are based on historical earnings and are not intended to indicate future performance. Average annual total return will be calculated over a stated period of more than one year. Average annual total return is measured by comparing the value of an investment at the beginning of the relevant period (as adjusted for sales charges, if any) to the redemption value of the investment at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions) and annualizing that figure. Aggregate total return is calculated similarly to average annual total return, except that the resulting difference is not annualized.

From time to time performance information for the Fund showing the yield and/or effective yield for each class of shares may also be presented in advertisements, sales literature and in reports to shareholders. Yields reflect the deduction of the maximum sales charge. Such performance figures are based on historical earnings and are not intended to indicate future performance. Yield will be computed by dividing the Fund's net investment income per share earned during a recent thirty-day period by the Fund's maximum offering price per share (reduced by any undeclared earned income expected to be paid shortly as a dividend) on the last day of the period and annualizing the result. Effective yield is computed in a similar manner, but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

Investors may also judge, and the Victory Portfolios may at times advertise, the performance of the Fund by comparing it to the performance of other mutual funds with comparable investment objectives and policies, which performance may be contained in various unmanaged mutual fund or market indices or rankings such as those prepared by Dow Jones & Co., Inc. and Standard & Poor's Corporation, in publications issued by Lipper Analytical Services, Inc., and in the following publications: IBC/Donoghue's Money Fund Reports, Ibbotson Associates, Inc., Morningstar, CDA/Wiesenberger, Money Magazine, Forbes, Barron's, The Wall Street Journal, The New York Times, Business Week, American Banker, Fortune, Institutional Investor, U.S.A. Today and local newspapers. In addition, general information about the Fund that appears in publications such as those mentioned above may also be quoted or reproduced in advertisements, sales literature or in reports to shareholders.

Performance is a function of the type and quality of instruments held in the Fund's portfolio, operating expenses, and market conditions. Consequently, current performance will fluctuate and is not necessarily representative of future results. Any fees charged by service providers with respect to customer accounts for investing in shares of the Fund will not be reflected in performance calculations.

Additional information regarding the performance of each of the Victory Portfolios is included in the Victory Portfolios' annual report, which is available free of charge by calling 800-539-3863.

                           FUND ORGANIZATION AND FEES



The Victory Portfolios is an open-end management investment company, commonly known as a mutual fund currently consisting of twenty-eight series portfolios, four of which are inactive. The Victory Portfolios has been operating continuously since 1986, when it was created under Massachusetts law as a Massachusetts business trust. On or about February 29, 1996, contingent upon shareholder approval, the Victory Portfolios converted from a Massachusetts business trust to a Delaware business trust. The Victory Portfolios' offices are located at 3435 Stelzer Road, Columbus, OH 43219-3035.



Overall responsibility for management of the Victory Portfolios rests with its Board of Trustees, who are elected by the shareholders of the Victory Portfolios.

INVESTMENT ADVISER



Key Advisers is the investment adviser to the Fund. Key Advisers directs the investment of the Victory Portfolios' assets, subject at all times to the supervision of the Victory Portfolios' Board of Trustees. Key Advisers continually supervises the investment and reinvestment of cash, securities and other property comprising the assets of the Victory Portfolios.



Key Advisers was organized as an Ohio corporation on July 27, 1995 and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. It is a wholly-owned subsidiary of KeyCorp Asset Management Holdings, Inc., which is a wholly-owned subsidiary of Society National Bank, a wholly-owned subsidiary of KeyCorp. Affiliates of Key Advisers manage approximately $37 billion for numerous clients including large corporate and public retirement plans, Taft-Hartley plans, foundations and endowments, high net worth individuals and mutual funds.



For the services provided and expenses incurred pursuant to its investment advisory agreement with the Victory Portfolios respecting the Fund, Key Advisers receives a fee, computed daily and paid monthly, at the annual rate of fifty one hundredths of one percent (.50%) of the average daily net assets of the Fund. The advisory fees for the Fund have been determined to be fair and reasonable in light of the services provided to the Fund. Key Advisers may periodically waive all or a portion of its advisory fee with respect to the Fund to increase the net income of the Fund available for distribution as dividends. Prior to January 1, 1996, Society (the Sub-Adviser) served as the investment adviser to the Fund. During the Fund's fiscal year ended October 31, 1995, Society received investment advisory fees aggregating .__% of the average daily net assets of the Fund.



Under the investment advisory agreement between the Victory Portfolios, on behalf of the Fund, and Key Advisers, Key Advisers may delegate a portion of its responsibilities to a subadviser. In addition, the investment advisory agreement provides that Key Advisers may render services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser of the Fund and are under the common control of KeyCorp as long as all such persons are functioning as part of an organized group of persons, managed by authorized officers of Key Advisers.



Key Advisers has entered into an investment sub-advisory agreement with its affiliate, Key Advisers or the Sub-Adviser, a registered investment adviser, on behalf of the Fund. The Sub-Adviser is a wholly-owned subsidiary of KeyCorp Asset Management Holdings, Inc. For its services under the investment sub-advisory agreement, Key Advisers pays the Sub-Adviser sub-advisory fees at an annual rate as a percentage of the Fund's average daily net assets as follows: .40% of the first $10 million of average daily net assets; .30% of the next $15 million of average daily net assets; .25% of the next $25 million of average daily net assets; and .20% of average daily net assets in excess of $50 million.



The person primarily responsible for the investment management of the Government Mortgage Fund, as well as his previous experience, is as follows:



Portfolio Managing                           Previous
Manager the Fund Since                      Experience
-----------------------                     ----------
Robert E. Fernald          November, 1994  Portfolio Manager for Society Asset
                           Management, Inc., beginning in 1993 and for Society
                           National Bank since 1992; portfolio manager for
                           Ameritrust Company National Association 1991 to
                           1992: formerly Vice President of Fairfield Research
                           Corporation.

ADMINISTRATOR AND DISTRIBUTOR



Concord Holding Corporation is the Administrator for the Fund. Victory Broker-Dealer Services, Inc. is the Fund's principal underwriter and Distributor.



The Administrator generally assists in all aspects of the Fund's administration and operation. For expenses incurred and services provided as Administrator pursuant to its management and administration agreement with the Victory Portfolios, the Administrator receives a fee from the Fund, computed daily and paid monthly, at an annual rate of fifteen one-hundredths of one percent (.15%) of the Fund's average daily net assets. The Administrator may periodically waive all or a portion of its administrative fee with respect to the Fund to increase the net income of the Fund available for distribution as dividends. During the fiscal year ended October 31, 1995, the Fund paid administration fees of .15% of its average daily net assets.



TRANSFER AGENT AND FUND ACCOUNTANT



Primary Funds Service Corporation, P.O. Box 9741, Providence, RI 02940-9741, serves as the Fund's Transfer Agent pursuant to a Transfer Agency and Shareholder Service Agreement with the Victory Portfolios and receives a fee for such services based on a percentage of the average daily net assets of the Fund. BISYS Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, OH 43219, provides certain accounting services for the Fund pursuant to a Fund Accounting Agreement and receives a fee for such services.



SHAREHOLDER SERVICING



Shareholder services are provided to the Fund pursuant to agreements between the Victory Portfolios and various shareholder servicing agents, including Key Trust Company of Ohio, N.A. and its affiliates and other financial institutions and securities brokers (each a "Shareholder Servicing Agent"). Each Shareholder Servicing Agent generally will provide support services to shareholders by establishing and maintaining accounts and records, processing dividend and distribution payments, providing account information, arranging for bank wires, responding to routine inquires, forwarding shareholder communication, assisting in the processing of purchase, exchange and redemption requests, and assisting shareholders in changing dividend options, account designations and addresses. For expenses incurred and services provided as Shareholder Servicing Agent pursuant to its respective Shareholder Servicing Agreement, the Fund pays each Shareholder Servicing Agent a fee computed daily and paid monthly, in amounts aggregating not more than twenty-five one-hundredths of one percent (.25%) of the average daily net assets of the Fund per year. A Shareholder Servicing Agent may periodically waive all or a portion of its respective shareholder servicing fees with respect to the Fund to increase the net income of the Fund available for distribution as dividends. During the fiscal year ended October 31, 1995, the Fund paid shareholder servicing fees of ____% of the Fund's average daily net assets.



EFFECT OF BANKING LAWS



Key Advisers and the Sub-Adviser believe that they may perform the investment advisory services for the Fund contemplated by the investment advisory (and sub-advisory) agreements for the Fund (the "Advisory Agreements"). In the Advisory Agreements, Key Advisers and the Sub-Adviser have represented that they possess the legal authority to perform the investment advisory services contemplated therein and described in this Prospectus. Key Trust Company of Ohio, N.A. and its affiliates also believe that they also may perform the services for the Victory Portfolios contemplated by the Shareholder Servicing Agreement with the Victory Portfolios without violating applicable banking laws and regulations. Future changes in federal or state statutes and regulations relating to permissible activities of banks or bank holding companies and their subsidiaries and affiliates, as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations, could change the manner in which Key Advisers, the Sub-Adviser, Key Trust Company of Ohio, N.A. and its affiliates could continue to perform such services for the Victory Portfolios. See the Statement of Additional Information ("Glass-Steagall Act") for further discussion.



BUSINESS MANAGEMENT AGREEMENT



In connection with its obligations under the investment sub-advisory agreement, the Sub-Adviser has entered into a Business Management Agreement with Key Advisers pursuant to which Key Advisers provides certain administrative and support services to the Sub-Adviser. Such services include preparing reports to the Company's Board of Trustees, recordkeeping services, and services rendered in connection with the preparation of regulatory filings and other reports, and regulatory and compliance systems and other administrative and support services.



For such services, the Sub-Adviser pays fees to Key Advisers as follows: .25% on the first $10 million of average daily net assets; .15% of the next $15 million of average daily net assets ; .10% of the next $25 million of average daily net assets; and .05% of average daily net assets in excess of $50 million.



EXPENSES



For the fiscal period ended April 30, 1995, the Fund's total operating expenses were .__% of the Fund's average net assets.


CUSTODIAN

Key Trust Company of Ohio, N.A. serves as custodian for the Fund and receives fees for its services.

AUDITORS

Coopers & Lybrand L.L.P. serves as the Fund's independent public accountants.


                             ADDITIONAL INFORMATION



The Victory Portfolios may issue an unlimited number of shares and classes of the Fund. Shares of each class of the Fund participate equally in dividends and distributions and have equal voting, liquidation and other rights. When issued and paid for, shares will be fully paid and nonassessable by the Victory Portfolios and will have no preference, conversion, exchange or preemptive rights. Shareholders are entitled to one vote for each full share owned and fractional votes for fractional shares owned. For those investors with qualified trust accounts, the trustee will vote the shares at meetings of the Fund's shareholders in accordance with the shareholder's instructions. The trustee will forward to these shareholders all communications received by the trustee, including proxy statements and financial reports. The Victory Portfolios and the Fund are not required to hold annual meetings of shareholders and in ordinary circumstances do not intend to hold such meetings. The Trustees may call special meetings of shareholders for action by shareholder vote as may be required by the 1940 Act or the Victory Portfolios' Delaware Trust Instrument. Under certain circumstances, the Trustees may be removed by action of the Trustees or by the shareholders. Shareholders holding 10% or more of the Victory Portfolios' outstanding shares may call a special meeting of shareholders for the purpose of voting upon the question of removal of Trustees.



The Victory Portfolio's Board of Trustees may authorize the Victory Portfolios to offer other funds which may differ in the types of securities in which their assets may be invested.



Key Advisers, the Sub-Adviser and the Victory Portfolios have adopted Codes of Ethics ( the "Codes") which require investment personnel (a) to pre-clear all personal securities transactions, (b) to file reports regarding such transactions, and (c) to refrain from personally engaging in (i) short-term trading of a security, (ii) transactions involving a security within seven days of a Fund transaction involving the same security, and (iii) transactions involving securities being considered for investment by a Fund. The Codes also prohibit investment personnel from purchasing securities in an initial public offering. Personal trading reports are reviewed periodically by Key Advisers or the Sub-Adviser, and the Board of Trustees reviews annually such reports (including information on any substantial violations of the Codes). Violations of the Codes may result in censure, monetary penalties, suspension or termination of employment.



DELAWARE LAW



The Delaware Business Trust Act provides that a shareholder of a Delaware business trust shall be entitled to the same limitations of personal liability extended to stockholders of Delaware corporations, and the Victory Portfolios' Delaware Trust Instrument provides that no shareholder will be liable for the obligations of the Fund. In light of Delaware law, the nature of the Victory Portfolios' business, and the nature of its assets, management of the Victory Portfolios believes that the risk of personal liability to a Fund shareholder would be extremely remote.



In the unlikely event a shareholder is held personally liable for the Victory Portfolios' obligations, the Victory Portfolios is required to use its property to protect or compensate the shareholder. On request, the Victory Portfolios will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Victory Portfolios. Therefore, financial loss resulting from liability as a shareholder will occur only if the Victory Portfolios itself cannot meet its obligations to indemnify shareholders and pay judgments against them.



Delaware law authorizes electronic or telephonic communications between shareholders and the Victory Portfolios. Under Delaware law, the Successor Company has the flexibility to respond to future business contingencies. For example, the Trustees will have the power to incorporate the Victory Portfolios, to merge or consolidate it with another entity, to cause each fund to become a separate trust, and to change the Victory Portfolios' domicile without a shareholder vote. This flexibility could help reduce the expense and frequency of future shareholder meetings for non-investment related issues.



MISCELLANEOUS



Shareholders will receive Semi-Annual Reports, which are unaudited, and Annual Reports, which are audited by independent public accountants, describing the investment operations of the Fund. Each of these reports, when available for a particular fiscal year end or the end of a semi-annual fiscal year-end period, is incorporated herein by reference. The Victory Portfolios may include information in their Annual Reports and Semi-Annual Reports to shareholders that
(i) describes general economic trends, (ii) describes general trends within the financial services industry or the mutual fund industry, (iii) describes past or anticipated portfolio holdings for the Fund or (iv) describes investment management strategies for the Victory Portfolios. Such information is provided to inform shareholders of the activities of the Victory Portfolios for the most recent fiscal year or semi-annual period and to provide the views of Key Advisers, the Sub-Adviser and/or the Victory Portfolios' officers regarding expected trends and strategies.



Inquiries regarding the Victory Portfolios or the Fund may be directed in writing to the Victory Portfolios at Primary Funds Service Corporation, P.O. Box 9741, Providence, RI 02940-9741, or by telephone, toll-free, at 800-539-3863.


NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR

REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE VICTORY PORTFOLIOS OR THEIR DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE VICTORY PORTFOLIOS OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

2                                                                          DRAFT

The
VICTORY
Portfolios
Growth Fund

PROSPECTUS               For current yield, purchase and redemption information,
March 1, 1996                                  call 800-539-FUND or 800-539-3863



THE VICTORY PORTFOLIOS (the "Victory Portfolios") is a registered open-end management investment company that offers investors a selection of money market, fixed-income, municipal bond, domestic and international equity portfolios. This Prospectus relates to the Growth Fund (the "Fund"), a diversified portfolio. KeyCorp Mutual Fund Advisers, Inc., Cleveland, Ohio, an indirect subsidiary of KeyCorp, is the investment adviser to the Fund ("Key Advisers" or the "Adviser"). Key Advisers or The Sub-Adviser., Cleveland, Ohio, an indirect subsidiary of KeyCorp, is the investment sub-adviser to the Fund (the "Sub-Adviser" or "Society"). Concord Holding Corporation is the Fund's administrator (the "Administrator"). Victory Broker-Dealer Services, Inc. is the Fund's distributor (the "Distributor").



The Growth Fund seeks to provide long-term growth of capital. The Fund pursues this objective by investing primarily in a common stocks of issuers listed on a nationally recognized exchange with an emphasis on companies with superior prospects for long-term earnings growth and price appreciation.



Please read this Prospectus before investing. It is designed to provide you with information and to help you decide if the Fund's goals match your own. Retain this document for future reference. A Statement of Additional Information (dated March 1, 1996) for the Fund and an annual report for the Fund's fiscal year ended October 31, 1995 have been filed with the Securities and Exchange Commission and are incorporated herein by reference. The Statement of Additional Information is available without charge upon request by calling 800-539-3863.


SHARES OF THE FUND ARE:

-        NOT INSURED BY THE FDIC;

- NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY KEYCORP BANK, ANY OF ITS AFFILIATES, OR ANY OTHER BANK;

- SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION ("COMMISSION") OR ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE, NOR HAS THE COMMISSION OR ANY SUCH STATE AUTHORITY PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS                                               PAGE
-----------------                                               ----
Summary of Fund Expenses                                           2
Financial Highlights                                               3
The Fund's Investment Objective                                    4
The Fund's Investment Policies and Risk Factors                    4
How to Invest, Exchange and Redeem                                 8
Dividends, Distributions and Taxes                                14
Performance                                                       16
Fund Organization and Fees                                        17
Additional Information                                            19

                            SUMMARY OF FUND EXPENSES


The table below summarizes the expenses associated with the Fund. This standard format was developed for use by all mutual funds to help an investor make investment decisions. Of course, you should consider this expense information along with other important information in this Prospectus, including the Fund's investment objective, investment policies and risk factors, and financial highlights.


SHAREHOLDER TRANSACTION EXPENSES(1)
         Maximum Sales Load Imposed on Purchases (as a percentage
           of offering price)                                                                           4.75%
         Sales Load Imposed on Reinvested Dividends                                                        0%
         Deferred Sales Load                                                                               0%
         Redemption Fee                                                                                    0%
         Exchange Fee                                                                                      0%




ANNUAL FUND OPERATING EXPENSES (as a percentage of average net assets)
         Management Fees(2)                                                                              .85%
         Administration Fee                                                                              .15%
         Other Expenses(3)                                                                               .25%
                                                                                                       -----
         Total Operating Expenses(3)                                                                    1.25%
                                                                                                       =====



(1) Subsidiaries, correspondents, affiliated banks, and non-bank affiliates of KeyCorp may charge a customer's account fees for services provided in connection with investment in the Fund. (See "How To Invest, Exchange and Redeem.")

(2) The Adviser has agreed to reduce its fee to the extent necessary so that the total operating expenses of the Fund do not exceed 1.25% until at least February 28, 1996. Absent the voluntary reduction of investment advisory fees, "Management Fees" as a percentage of average daily net assets would be 1.00%, and the Fund's total operating expenses would be 1.40%.

(3) The Fund may pay a maximum of 0.25% of its average daily net assets to financial institutions (including affiliates of KeyCorp) who have entered into a Shareholder Servicing Agreement with the Fund. Had the Fund paid a maximum of 0.25% of its average daily net assets, "Other Expenses," as a percentage of the Fund's average daily net assets, would be .62% and "Total Fund Operating Expenses" would be 1.62%.



EXAMPLE: You would pay the following expenses on a $1,000 investment, assuming
(1) 5% annual return and (2) redemption at the end of each time period.



                                                        1 YEAR        3 YEARS         5 YEARS      10 YEARS
                                                        ------        -------         -------      --------
                                                           $60            $85            $113          $191



The purpose of the table above is to assist a potential investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. See "Fund Organization and Fees" for a more complete discussion of annual operating expenses of the Fund. The foregoing example is based upon expenses for the fiscal year ended October 31, 1995 and expenses that the Fund is expected to incur during the current fiscal year. THE FOREGOING EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                              FINANCIAL HIGHLIGHTS



THE FUND'S FINANCIAL HISTORY

The table below sets forth certain financial information with respect to the financial highlights for the Growth Fund for the period indicated. The information below (except as indicated) has been derived from financial statements audited by Coopers & Lybrand L.L.P., independent accountants for the Victory Portfolios, whose report thereon, together with the financial statements of the Fund, are incorporated by reference into or contained in the Statement of Additional Information.



                            THE VICTORY GROWTH FUND
                              FINANCIAL HIGHLIGHTS

                                                     FISCAL YEAR           SIX MONTHS       DECEMBER 3,1993
                                                        ENDED                 ENDED          TO OCTOBER 31,
                                                   OCTOBER 31, 1995      APRIL 30, 1995         1994(A)
                                                   ----------------      --------------         -------
                                                                           (UNAUDITED)
Net Asset Value, Beginning of Period                                          $ 10.23            $ 10.00
                                                                              -------            -------
INVESTMENT ACTIVITIES:
  Net investment income                                                          0.06               0.10
  Net realized and unrealized gains (losses)
    on investments                                                               0.64               0.22
                                                                              -------            -------
         Total from Investment Activities         [To be inserted]               0.70               0.32
                                                                              -------            -------
DISTRIBUTIONS:
  Net investment income                                                         (0.06)             (0.09)
  Net realized gains                                                            (0.05)
                                                                              -------            -------
         Total Distributions                                                    (0.11)             (0.09)
                                                                              -------            -------
Net Asset Value, End of Period                                                $ 10.82            $ 10.23
                                                                              =======            =======
Total Return (Excludes Sales Charge)                                             6.91%(b)           3.22%(b)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000)                                               $43,861            $66,921
Ratio of expenses to average net assets                                          1.03%(c)           0.94%(c)
Ratio of net investment income to average net assets                             1.11%(c)           1.10%(c)
Ratio of expenses to average net assets*                                         1.39%(c)           1.51%(c)
Ratio of net investment income to average net assets*                            0.75%(c)           0.52%(c)
Portfolio turnover                                                               2.56%             28.09%



  * During the period the investment advisory, administration and/or shareholder service fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would be as indicated.

(a)      Period from commencement of operations.
(b)      Aggregate.
(c)      Annualized.

                        THE FUND'S INVESTMENT OBJECTIVE

The Fund seeks to provide long-term growth of capital. The investment objective of the Fund is fundamental and may not be changed without a vote of the holders of a majority of the Fund's outstanding voting securities (as defined in the Statement of Additional Information). There can be no assurance that the Fund will achieve its investment objective.



                        INVESTMENT POLICIES OF THE FUND

The Fund pursues its objective by investing primarily in a diversified group of common stocks of issuers listed on a nationally recognized exchange with an emphasis on companies with superior prospects for long-term earnings growth and price appreciation.



Under normal market conditions, Key Advisers or the Sub-Adviser selects securities issued by companies with above-average growth rates, high return on equity, high rate of reinvestment in the company, and strong balance sheets.



The investment policies of the Fund may be changed without an affirmative vote of the holders of a majority of the Fund's outstanding voting securities unless
(1) a policy is expressly deemed to be a fundamental policy of the Fund or (2) a policy is expressly deemed to be changeable only by such majority vote.



The Fund is advised by Key Advisers, an indirect subsidiary of KeyCorp, which purchases securities for the Fund consistent with its investment objective and policies and which meet the quality and maturity characteristics established for the Fund.



From time to time, the Fund, to the extent consistent with its investment objective, policies and restrictions, may invest in securities of issuers with which Key Advisers or the Sub-Adviser or its affiliates have a lending relationship.



    ADDITIONAL INFORMATION REGARDING SECURITIES IN WHICH THE FUND MAY INVEST

The following paragraphs provide a brief description of some of the types of securities in which the Fund may invest, the transactions it may make and strategies it may adopt. The Fund may, following notice to its shareholders, take advantage of other investment practices which are not at present contemplated for use by the Fund or which currently are not available but which may be developed, to the extent such investment practices are both consistent with the Fund's investment objective and legally permissible for the Fund. Such investment practices, if they arise, may involve risks which exceed those involved in the activities described in this Prospectus.



The Fund may invest in preferred stocks, investment-grade corporate bonds and notes, warrants, and high quality short-term debt obligations (including variable amount master demand notes), bankers' acceptances, certificates of deposit, repurchase agreements, obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, and demand and time deposits of domestic and foreign banks and savings and loan associations. The Fund will limit such investments to 20% of its respective total assets.



Changes in the value of portfolio securities will not affect cash income, if any, derived from these securities but will affect the Fund's net asset value. Because the Fund invests primarily in equity securities, which fluctuate in value, the Fund's shares will fluctuate in value.



- SHORT-TERM OBLIGATIONS. While the Growth Fund will normally be predominantly invested in equity securities, there may be times when, in the opinion of Key Advisers or the Sub-Adviser, market conditions warrant that, for temporary defensive purposes, the Fund may hold more than 20% of its total assets in short-term obligations. To the extent that the Fund's assets are so invested, they will not be invested so as to meet its investment objective. The instruments may include high grade liquid debt securities such as commercial paper, certificates of deposit, bankers' acceptances, repurchase agreements which mature in less than seven days, and United States Treasury Bills. Bankers' acceptances are instruments of United States banks which are drafts or bills of exchange "accepted" by a bank or trust company as an obligation to pay on maturity.



- INVESTMENT GRADE SECURITIES. The Fund may invest in obligations which are rated at the time of purchase within the four highest rating categories assigned by a nationally recognized statistical ratings organization ("NRSRO") (investment grade) or, if unrated, which Key Advisers or the Sub-Adviser determines to be of comparable quality. Such obligations are considered by the rating agencies to be of medium quality and thus may present investment risks not present in more highly rated obligations. Such obligations lack outstanding investment characteristics and may in fact have speculative characteristics as well. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of the issuer of such obligations to make principal and interest payments than is the case for higher grade obligations. The applicable securities ratings are described in the Appendix to the Statement of Additional Information.



- FOREIGN SECURITIES. The Fund may invest in equity securities of foreign issuers, including securities traded in the form of American Depository Receipts. Any investments in foreign securities will be made in accordance with the Fund's investment objective and policies. Foreign securities are subject to special risks, which are described under the caption "Risk Factors--International Investments." The Fund will limit its investments in such securities to 20% of its total assets. The Fund will not hold foreign currency as a result of investment in foreign securities.



- OPTIONS. The Fund may engage in writing call options from time to time. The Fund will write only covered call options (options on securities owned by the Fund and index options). Such options must be listed on a national securities exchange and issued by the Options Clearing Corporation. In order to close out a call option it has written, the Fund will enter into a "closing purchase transaction", i.e., the purchase of a call option on the same security with the same exercise price and expiration date as the call option which the Fund previously wrote on any particular security. When a portfolio security subject to a call option is sold, the Fund will effect a closing purchase transaction to close out any existing call option on that security. If the Fund is unable to effect a closing purchase transaction, it will not be able to sell the underlying security until the option expires or such Fund delivers the underlying security upon exercise. Upon the exercise of an option, the Fund is not entitled to the gains, if any, on securities underlying the options. The Fund intends to limit its investment in call and index options to 25% of its total assets.



The Fund may also purchase put options on securities for the purpose of hedging against market risks related to its securities. The Fund may also purchase index put and call options and write index options. Through the writing or purchase of index options, the Fund can achieve many of the same objectives as through the use of options on individual securities. Utilizing options is a specialized investment technique that entails a substantial risk of a complete loss of the amounts paid as premiums to writers of options.



- FUTURES CONTRACTS. The Fund may also enter into contracts for the future delivery of securities or foreign currencies and futures contracts based on a specific security, class of securities, foreign currency or an index, purchase or sell options on any such futures contracts and engage in related closing transactions. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index.



The Fund may enter into futures contracts in an effort to hedge against market risks. For example, when interest rates are expected to rise or market values of portfolio securities are expected to fall, the Fund can seek to offset a decline in the value of its portfolio securities by entering into futures contract transactions. When interest rates are expected to fall or market values are expected to rise, the Fund, through the purchase of such contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases.

The acquisition of put and call options on futures contracts will give the Fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period.



Aggregate initial margin deposits for futures contracts, and premiums paid for related options, may not exceed 5% of the Fund's total assets (other than in connection with bona fide hedging purposes), and the value of securities that are the subject of such futures and options (both for receipt and delivery) may not exceed one-third of the market value of the Fund's total assets. Futures transactions will be limited to the extent necessary to maintain the Fund's qualification as a regulated investment company.



Futures transactions involve brokerage costs and require the Fund to segregate assets to cover contracts that would require it to purchase securities or currencies. The Fund may lose the expected benefit of futures transactions if interest rates, exchange rates or securities prices move in an unanticipated manner. Such unanticipated changes may also result in poorer overall performance than if the Fund had not entered into any futures transactions. In addition, the value of a Fund's futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities or foreign currencies, limiting the Fund's ability to hedge effectively against interest rate, exchange rate and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions.



- ZERO COUPON BONDS. The Fund is permitted to purchase both zero coupon U.S. government securities and zero coupon corporate securities ("zero coupon bonds"). Zero coupon bonds are purchased at a discount from the face amount because the buyer receives only the right to receive a fixed payment on a certain date in the future and does not receive any periodic interest payments. The effect of owning instruments which do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligations. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to reinvest distributions at a rate as high as the implicit yields on the zero coupon bond, but at the same time eliminates the holder's ability to reinvest at higher rates in the future. For this reason, zero coupon bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities which pay interest currently, which fluctuation increases the longer the period to maturity.



- RECEIPTS. In addition to bills, notes and bonds issued by the U.S. Treasury, the Fund may also purchase separately traded interest and principal component parts of such obligations that are transferable through the Federal book entry system, known as Separately Traded Registered Interest and Principal Securities ("STRIPS") and Coupon Under Book Entry Safekeeping ("CUBES"). These instruments are issued by banks and brokerage firms and are created by depositing Treasury notes and Treasury bonds into a special account at a custodian bank; the custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Receipts include Treasury Receipts ("TRs"), Treasury Investment Growth Receipts ("TIGRs") and Certificates of Accrual on Treasury Securities ("CATS").



STRIPS, CUBES, TRs, TIGRs and CATS are sold as zero coupon securities, which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is amortized over the life of the security, and such amortization will constitute the income earned on the security for both accounting and tax purposes. Because of these features, these securities may be subject to greater interest rate volatility than interest-paying U.S. Treasury obligations. The Growth Fund will limit its investment in such instruments to 20% of its total assets.



- SECURITIES LENDING. In order to generate additional income, the Fund may, from time to time, lend its portfolio securities to broker-dealers, banks or institutional borrowers of securities. The Fund must receive collateral equal to 100% of the securities' value in the form of cash or U.S. Government securities, plus any interest due, which collateral must be marked to market daily by Key Advisers or the Sub-Adviser. Should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund. During the time portfolio securities are on loan, the borrower pays the Fund amounts equal to any dividends or interest paid on such securities plus any interest negotiated between the parties to the lending agreement. Loans are subject to termination by the Fund or the borrower at any time. While the Fund does not have the right to vote securities on loan, the Fund intends to terminate the loan and regain the right to vote if that is considered important with respect to the investment. The Fund will only enter into loan arrangements with broker-dealers, banks or other institutions which Key Advisers or the Sub-Adviser. has determined are creditworthy under guidelines established by the Victory Portfolios' Board of Trustees. The Fund intends to limit its securities lending to 33 1/3% of total assets.



- WHEN-ISSUED SECURITIES. The Fund may purchase securities on a when-issued or delayed delivery basis. These transactions are arrangements in which the Fund purchases securities with payment and delivery scheduled for a future time. When the Fund agrees to purchase securities on a when-issued basis, the Fund's custodian must set aside cash or liquid portfolio securities equal to the amount of that commitment in a separate account, and may be required to subsequently place additional assets in the separate account to maintain equivalence with the Fund's commitment. Prior to delivery of when-issued securities, their value is subject to fluctuation and no income accrues until their receipt. The Fund engages in when-issued and delayed delivery transactions only for the purpose of acquiring portfolio securities consistent with its respective investment objective and policies, and not for investment leverage. In when-issued and delayed delivery transactions, the Fund relies on the seller to complete the transaction; its failure to do so may cause the Fund to miss a price or yield considered to be advantageous.



- VARIABLE AND FLOATING RATE SECURITIES. The Fund may purchase variable and floating rate notes with ratings within the four highest rating groups assigned by an NRSRO or, if unrated, which Key Advisers or the Sub-Adviser deems to be of comparable quality. The interest rates on these securities may be reset daily, weekly, quarterly, or some other reset period, and may be subject to a floor or ceiling. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. There may be no active secondary market with respect to a particular variable or floating rate note. Variable and floating rate notes for which no readily available market exists will be purchased in an amount which, together with other illiquid securities held by the Fund, does not exceed 15% of the Fund's total assets unless such notes are subject to a demand feature that will permit the Fund to receive payment of the principal within seven days after demand therefor.



- REPURCHASE AGREEMENTS. Under the terms of a repurchase agreement, the Fund acquires securities from financial institutions or registered broker-dealers, subject to the seller's agreement to repurchase such securities at a mutually agreed upon date and price. The seller is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). If the seller were to default on its repurchase obligation or become insolvent, the Fund holding such obligation would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price, or to the extent that the disposition of such securities by the Fund is delayed pending court action. Repurchase agreements are considered by the staff of the Commission to be loans by the Fund.



- REVERSE REPURCHASE AGREEMENTS. The Fund may borrow funds for temporary purposes by entering into reverse repurchase agreements. Pursuant to such agreements, the Fund sells portfolio securities to financial institutions such as banks and broker-dealers, and agrees to repurchase them at a mutually agreed-upon date and price. At the time the Fund enters into a reverse repurchase agreement, it must place in a segregated custodial account assets having a value equal to the repurchase price (including accrued interest); the collateral will be marked to market on a daily basis, and will be continuously monitored to ensure that such equivalent value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings under the Investment Company Act of 1940 (the "1940 Act").



- INVESTMENT COMPANY SECURITIES. The Fund may invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the securities of any one investment company or invest more than 10% of its total assets in the securities of other investment companies. Pursuant to an exemptive order received by the Victory Portfolios from the Commission, the Fund may invest in the money market funds of the Victory Portfolios. Key Advisers and/or the Sub-Adviser will waive its fee attributable to the Fund's assets invested in a fund of the Victory Portfolios, and, to the extent required by the laws of any state in which shares of the Fund are sold, Key Advisers and/or the Sub-Adviser will waive their respective investment advisory fees as to all assets invested in other investment companies. Because such other investment companies employ an investment adviser, such investment by the Fund will cause shareholders to bear duplicative fees, such as management fees, to the extent such fees are not waived by Key Advisers and/or the Sub-Adviser.



- BORROWING. The Fund may enter into commitments to purchase securities in accordance with its investment program, including delayed-delivery and when-issued securities and reverse repurchase agreements, provided that the total amount of any such borrowing does not exceed 33 1/3% of the Fund's total assets. The Fund may borrow money for temporary or emergency purposes in an amount not exceeding 5% of the value of its total assets at the time when the loan is made. Any borrowings representing more than 5% of the Fund's total assets must be repaid before the Fund may make additional investments. The Fund does not currently intend to borrow for leveraging purposes.



- ILLIQUID INVESTMENTS AND RESTRICTED SECURITIES. The Fund may invest up to 15% of its net assets in illiquid investments (investments that cannot be readily sold within seven days in the usual course of business at approximately the price at which the Fund has valued them), including Restricted Securities (as defined below) deemed to be illiquid. Under the supervision of the Trustees, Key Advisers or the Sub-Adviser determines the liquidity of the Fund's investments. The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Fund to sell them promptly at an acceptable price. "Restricted Securities" are securities which are subject to restrictions on resale due to acquisition without registration under the Securities Act of 1933, as amended (the "1933 Act"). Unless registered for sale, these securities can only be sold in privately negotiated transactions or pursuant to an exemption from registration. See "Private Placement Investments," below.



- PRIVATE PLACEMENT INVESTMENTS. The Fund may invest in commercial paper issued in reliance on the exemption from registration afforded by Section 4(2) of the 1933 Act. Section 4(2) commercial paper is restricted as to disposition under federal securities law and is generally sold to institutional investors, such as the Fund, that agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) commercial paper is normally resold to other institutional investors like the Fund through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) commercial paper, thus providing liquidity. The Fund believes that Section 4(2) commercial paper and possibly certain other Restricted Securities that meet the criteria for liquidity established by the Trustees are quite liquid. The Fund intends, therefore, to treat the Restricted Securities that meet the criteria for liquidity established by the Trustees, including Section 4(2) commercial paper, as determined by Key Advisers or the Sub-Adviser, as liquid and not subject to the investment limitation applicable to illiquid securities. Therefore, the Fund will generally purchase Section 4(2) commercial paper without regard to the Fund's restriction on illiquid securities.



The ability of the Trustees to determine the liquidity of certain Restricted Securities is permitted under a position of the Staff of the Commission set forth in the adopting release for Rule 144A under the 1933 Act (the "Rule"). The Rule is a nonexclusive safe-harbor providing an exemption from registration under the 1933 Act for resales of Restricted Securities to qualified institutional buyers. The Rule was expected to further enhance the liquidity of the secondary market for the types of securities eligible for resale under Rule 144A. The Victory Portfolios believes that the staff of the Commission has left the question of determining the liquidity of all Restricted Securities to the Trustees. The Trustees consider the following criteria in determining the liquidity of certain restricted securities: the frequency of trades and quotes for the security; the number of dealers willing to purchase or sell the security and the number of other potential buyers; dealer undertakings to make a market in the security; and the nature of the security and the nature of the marketplace trades.



INVESTMENT RISKS

INTERNATIONAL INVESTMENTS. Generally, investments in securities of foreign companies involve greater risks than are present in U.S. investments. Compared to U.S. and Canadian companies, there is generally less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. Securities of some foreign companies are less liquid, and their prices more volatile, than securities of comparable U.S. companies. Settlement of transactions in some foreign markets may be delayed or may be less frequent than in the U.S., which could affect the liquidity of the Growth Fund's investment. In addition, with respect to some foreign countries, there is the possibility of nationalization, expropriation or confiscatory taxation; limitations on the removal of securities, property or other assets of the Fund; political or social instability; increased difficulty in obtaining legal judgments; or diplomatic developments which could affect U.S. investments in those countries. Key Advisers or the Sub-Adviser will take such factors into consideration in managing the Fund's investments.



CERTAIN INVESTMENT TECHNIQUES. Certain investment management techniques which the Fund may use, such as the purchase and sale of futures and options, described above, may expose the Fund to special risks. These products may be used to adjust the risk and return characteristics of the Fund's portfolio of investments. These various products may increase or decrease exposure to security prices, interest rates, or other factors that affect security values, regardless of the issuer's credit risk. Regardless of whether the intent was to decrease risk or increase return, if market conditions do not perform consistently with expectations, these products may result in a loss. In addition, losses may occur if counterparties involved in transactions do not perform as promised. These products may expose the Fund to potentially greater risk of loss than more traditional equity investments.



NOTE: The Statement of Additional Information contains information about certain investment practices and portfolio securities of the Fund. The Statement of Additional Information also contains information about investment restrictions designed to reduce the risk of an investment in the Fund.



                           LIMITING INVESTMENT RISKS



The following summarizes the Fund's principal investment limitations. A complete listing is contained in the Statement of Additional Information.



1. (a) The Fund may borrow money solely for temporary or emergency purposes, but not in an amount exceeding 33 1/3% of its total assets.
         (b) The Fund may borrow money from banks or by engaging in reverse repurchase agreements. (c) The Fund will not purchase securities when borrowings exceed 5% of its total assets. If the Fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. To this extent, purchasing securities when borrowings are outstanding may involve an element of leverage.



2. The Fund will not purchase a security if, as a result, more than 15% of its net assets would be invested in illiquid securities. The Fund may invest up to 15% of its net assets in illiquid investments (investments that cannot be readily sold within seven days in the usual course of business at approximately the price at which the Fund has valued them), including restricted securities deemed to be illiquid. Under the supervision of the Trustees, Key Advisers or the Sub- Adviser determines the liquidity of the Fund's investments. The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Fund to sell them promptly at an acceptable price.



Except for the Fund's investment objective and the percentage limitation on borrowing in limitation 1(a), the investment policies described in this Prospectus are not fundamental. Non-fundamental limitations may be changed without shareholder approval. Whenever an investment policy or limitation states a maximum percentage of the Fund's assets that may be invested, such percentage limitation will be determined immediately after and as a result of the investment, except in the case of borrowing (or other activities that may be deemed to result in the issuance of a "senior security" under the 1940 Act). Any subsequent change in values, assets, or other circumstances will not be considered when determining whether the investment complies with the Fund's investment policies and limitations. If the value of a Fund's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board of Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity.



PORTFOLIO TRANSACTIONS

Brokerage firms are utilized to conduct securities transactions for the Fund. Broker-dealers are chosen by judging professional ability and quality of service.



Key Advisers or the Sub-Adviser may allocate transactions to broker-dealers who help distribute the Fund's shares or the shares of the other funds of the Victory Portfolios, to the extent permitted by law. Key Advisers or the Sub-Adviser will make such allocations only if brokerage fees are comparable to those charged by non-affiliated, qualified broker-dealers for similar services.



Key Advisers or the Sub-Adviser may engage in short-term trading with respect to the Fund when it believes it is consistent with the Fund's investment objective and policies. The frequency of portfolio transactions--the Fund's turnover rate--will vary from year for to year depending on market conditions.



For the fiscal periods ended October 31, 1994 and October 31, 1995, the annual portfolio turnover rates for the Fund were 28.09% and ____%, respectively.


                       HOW TO INVEST, EXCHANGE AND REDEEM

HOW TO INVEST

Shares may be purchased directly or through an Investment Professional. Investment Professionals are securities brokers or other financial institutions that have entered into selling or servicing agreements with the Fund or the Distributor. Shares are also available to clients of bank trust departments who have qualified trust accounts. The minimum investment is $500 for the initial purchase and $25 thereafter. Accounts set up through a bank trust department or an Investment Professional may be subject to different minimums.

- Investing Through Your Investment Professional. Your Investment Professional will place your order with the Transfer Agent on your behalf. You may be required to establish a brokerage or agency account. Your Investment Professional will notify you whether subsequent trades should be directed to the Investment Professional or directly to the Fund's Transfer Agent. Accounts established with Investment Professionals may have different features, requirements and fees. In addition, Investment Professionals may charge for their services. Information regarding these features, requirements and fees will be provided by the Investment Professional. If you are purchasing shares of any Fund through a program of services offered or administered by your Investment Professional, you should read the program materials in conjunction with this Prospectus.

- Investing Through The Systematic Investment Plan. You can use the Systematic Investment Plan to purchase shares directly from your bank account. Please refer to "Systematic Investment Plan" below for more details.

- Investing Through Your Bank Trust Department. Your bank trust department may require a minimum investment and may charge additional fees. Fee schedules for such accounts are available upon request and are detailed in the agreements by which a client opens the desired account. Your bank trust department may require a completed and signed application for the Fund in which an investment is made. Additional documents may be required from corporations, associations, and certain fiduciaries. Any account information, such as balances, should be obtained through your bank trust department. Additional purchases, exchanges or redemptions should also be coordinated through your bank trust department. Contact your bank trust department for instructions.

The services rendered by a bank trust department, including affiliates of Key Advisers or the Sub-Adviser, in the management of its accounts are not duplicative of any of the services for which Key Advisers or the Sub-Adviser as the investment adviser or sub-adviser, respectively, is compensated for advising the Fund. The charges paid by clients of bank trust departments, or their affiliates, should be considered in calculating the net yield and return on investments in the Fund, although such charges do not affect the Fund's dividends and distributions.


INVESTING DIRECTLY

BY MAIL: You may purchase shares by completing and signing an account application (initial purchase only) and mailing it, together with a check (or other negotiable bank draft or money order) in the amount of at least the minimum investment requirement to, The Victory Growth Fund, Primary Funds Service Corporation, P.O. Box 9741, Providence, RI 02940-9741. Subsequent purchases may be made in the same manner.

BY WIRE: Call 800-539-3863 to set up your Fund account to accommodate wire transactions. YOU MUST CALL THE TRANSFER AGENT BEFORE WIRING FUNDS. You will begin to earn dividends on the first business day following receipt of your wire. Federal funds (monies transferred from one bank to another through the Federal Reserve System with same-day availability) should be wired to:

         Boston Safe Deposit & Trust Co.
         ABA #011001234
         Credit PFSC DDA #16-918-8
         The Victory Portfolios:  Growth Fund

You must include your account number, your name(s), tax identification number(s) and the control number assigned by the Transfer Agent. The Fund does not impose a fee for wire transactions, although your bank may charge you a fee for this service.

Shares are sold at the public offering price based on the net asset value that is next determined after the Transfer Agent receives the purchase order. In most cases, to receive that day's offering price, the Transfer Agent must receive your order as of the close of regular trading of the New York Stock Exchange ("NYSE") (generally 4:00 pm Eastern time) (the "Valuation Time") on each Business Day (as defined in "Net Asset Value Per Share")of the Fund. If you buy shares through an Investment Professional, the Investment Professional must receive your order in a timely fashion on a regular Business Day and transmit it to the Transfer Agent so that it is received before the close of business that day. The Transfer Agent may reject any purchase order for the Fund's shares, in its sole discretion.

It is the responsibility of your Investment Professional to transmit your order to purchase shares to the Transfer Agent in a timely fashion in order for you to receive that day's share price. The Fund must receive payment within three business days after an order is placed. Otherwise, the purchase order will be canceled and you could be held liable for resulting fees and/or losses.

INVESTMENT REQUIREMENTS

All purchases must be made in U.S. dollars. Checks must be drawn on U.S. banks. No cash will be accepted. If you make a purchase with more than one check, each check must have a value of at least $25, and the minimum investment requirement still applies. The Fund reserves the right to limit the number of checks processed at one time. If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees incurred. Payment for the purchase is expected at the time of the order. If payment is not received within three business days of the date of the order, the order may be canceled, and you could be held liable for resulting fees and/or losses.

Shares are sold at their offering price, which is normally net asset value plus an initial sales charge. However, in some cases, described below, where purchases are not subject to an initial sales charge, the offering price may be net asset value. In some cases, reduced sales charges may be available, as described below. When you invest, the Fund receives the net asset value for your account. The sales charge varies depending on the amount of your purchase and a portion may be retained by the Distributor and allocated to your Investment Professional. The Victory Portfolios has a reinstatement policy which allows an investor who redeems his/her shares originally purchased with a sales charge to reinvest within 90 days without incurring an additional sales charge. The current sales charge rates and commissions paid to Investment Professionals are as follows:

                                                                  FRONT-END SALES CHARGE
                                                                   AS A PERCENTAGE OF:
                                                                   -------------------
                                                                 OFFERING       NET AMOUNT         DEALER
AMOUNT OF PURCHASE                                                PRICE          INVESTED        REALLOWANCE
------------------                                                -----          --------        -----------
Less than $49,999                                                 4.75%            4.99%            4.00%
$50,000 to $99,999                                                4.50%            4.71%            4.00%
$100,000 to $249,999                                              3.50%            3.63%            3.00%
$250,000 to $499,999                                              2.25%            2.30%            2.00%
$500,000 to $999,999                                              1.75%            1.78%            1.50%
$1,000,000 and above                                              0.00%            0.00%               *

*        There is no initial sales charge on purchases of $1 million or more.
         Investment Professionals will be compensated at the rate of up to 0.25% on such purchases.

The Distributor reserves the right to reallow the entire commission to dealers. If that occurs, the dealer may be considered an "underwriter" under Federal securities laws.

The Distributor may pay all or a portion of any applicable sales charges and service fees to Investment Professionals who sell shares of the Fund and provide ongoing sales support services or shareholder support services. For the three-year period commencing April 30, 1994, for activities in maintaining and servicing accounts of customers invested in the Fund, First Albany Corporation ("First Albany") and PFIC Securities Corporation ("PFIC") may receive payments from the Distributor equal to two-thirds of the Dealer Retention (as defined below) on any shares of the Fund (and other funds of the Victory Portfolios) sold by First Albany or PFIC and their broker-dealer affiliates. "Dealer Retention" is an amount equal to the difference between the applicable sales charge and such part of the sales charge which is reallowed to broker-dealers.

The Distributor, at its expense, may also provide additional cash compensation to dealers in connection with sales of shares of the Fund. The maximum cash compensation payable by the Distributor is currently 4.00% of the offering price. In addition, the Distributor will, from time to time and at its own expense, provide compensation, including financial assistance, to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding one or more Victory Portfolios and/or other dealer-sponsored special events including payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature. Compensation will include the following types of non-cash compensation offered through sales contests: (1) vacation trips including the provision of travel arrangements and lodging; (2) tickets for entertainment events (such as concerts, cruises and sporting events) and (3) merchandise (such as clothing, trophies, clocks and pens). Dealers may not use sales of the Fund's shares to qualify for this compensation to the extent such may be prohibited by the laws of any state or any self-regulatory organization, such as the National Association of Securities Dealers, Inc. None of the aforementioned compensation is paid for by the Fund or its shareholders.

REDUCED SALES CHARGES. You may be eligible to buy shares at reduced sales charge rates in one or more of the following ways:

LETTER OF INTENT. An investor may obtain a reduced sales charge by means of a written Letter of Intent which expresses the investor's intention to purchase shares of the Fund at a specified total public offering price within a 13-month period.

A Letter of Intent is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 5% of the total amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed shares will be involuntarily redeemed to pay the additional sales charge, if necessary. Dividends (if any) on escrowed shares, whether paid in cash or reinvested in additional shares, are not subject to escrow. The escrowed shares will not be available for disposal by the investor until all purchases pursuant to the Letter of Intent have been made or the higher sales charge has been paid. When the full amount indicated has been purchased, the escrow will be released. A Letter of Intent may include purchases of shares made not more than 90 days prior to the date the investor signs a Letter of Intent; however, the 13-month period during which the Letter of Intent is in effect will begin on the date of the earliest purchase to be included. An investor may combine purchases that are made in an individual capacity with (1) purchases that are made by members of the investor's immediate family and (2) purchases made by businesses that the investor owns as sole proprietorships, for purposes of obtaining reduced sales charges by means of a written Letter of Intent. In order to accomplish this, however, investors must designate on the account application the accounts that are to be combined for this purpose. Investors can only designate accounts that are open at the time the Letter of Intent is executed.

If an investor qualifies for a further reduced sales charge because the investor has either purchased more than the dollar amount indicated on the Letter of Intent or has entered into a Letter of Intent which includes shares purchased prior to the date of the Letter of Intent, the difference in the sales charge will be used to purchase additional shares of the Fund on behalf of the investor; thus the total purchases (included in the Letter of Intent) will reflect the applicable reduced sales charge of the Letter of Intent.

For investors who purchase more than the dollar amount indicated on the Letter of Intent or enter into a Letter of Intent that includes shares purchased prior to the date of the Letter of Intent and qualify for a reduced sales charge, all such additional shares will be immediately purchased in the form of additional shares and credited to the investor's account at the then current public offering price applicable to a single purchase of the total amount of the purchases.

For further information about Letters of Intent, interested investors should contact the Transfer Agent at 800-539-3863. This program, however, may be modified or eliminated at any time without notice.

RIGHT OF ACCUMULATION AND CONCURRENT PURCHASES

A shareholder may qualify for a reduced sales charge on purchases of shares of the Fund and other funds of the Victory Portfolios by combining a current purchase with purchases of another fund(s) or with certain prior purchases of shares of the Victory Portfolios. The applicable sales charge is based on the sum of (i) the purchaser's current purchase plus (ii) the current public offering price of the purchaser's previous purchases of (a) all shares held by the purchaser in the Fund and (b) all shares held by the purchaser in any other fund of the Victory Portfolios (except money market funds).

To receive the applicable public offering price pursuant to the right of accumulation, shareholders must provide the Transfer Agent with sufficient information at the time of purchase to permit confirmation of qualification. Accumulation privileges may be amended or terminated without notice at any time by the Distributor.

- WAIVERS OF SALES CHARGES. No sales charge is imposed on sales of shares to the following categories of persons (which categories may be changed or eliminated at any time):

(1) Current or retired trustees of the Victory Portfolios; employees, directors, trustees, and their family members of KeyCorp or an Affiliated Provider (Affiliated Providers refer to affiliates and subsidiaries of KeyCorp and service providers to the Victory Portfolios and the Victory Shares (collectively, the "Victory Group")), dealers having an agreement with the Distributor and any trade organization to which Key Advisers, the Sub-Adviser or the Administrator belongs;

(2) Investors who purchase shares for trust, investment management or certain other advisory accounts established with KeyCorp or any of its affiliates;

(3) Investors who purchase shares through a 401(k) plan sponsored by an Affiliated Provider;

(4) Investors who reinvest assets received in a distribution from a qualified, non-qualified or deferred compensation plan, agency, trust or custody account that was either (a) maintained by KeyCorp or an Affiliated Provider, or (b) invested in a fund of the Victory Group;

(5) Investors who, within 90 days of redemption, use the proceeds from the redemption of shares of another mutual fund complex for which they previously paid a front end sales charge or sales charge upon redemption of shares; and

(6) Shareholders of the former Investors Preference Fund For Income, Inc. and the Investors Preference New York Tax-Free Fund, Inc. who have continuously maintained accounts with a fund or funds of the Victory Group with a balance of $250,000 or more (investors with less than $250,000 will pay any applicable sales loads).

SPECIAL INVESTOR SERVICES

- THE SYSTEMATIC INVESTMENT PLAN. You can make regular investments in the Fund and all other funds of the Victory Group with the Systematic Investment Plan by completing the appropriate section of the account application and attaching a voided personal check with your bank's magnetic ink coding number across the front. If your bank account is jointly owned, be sure that all owners sign. You must first meet the Fund's initial investment requirement of $500, then investments may be made monthly by automatically deducting $25 or more from your bank checking account. For officers, trustees, directors and employees, including retired directors and employees, of the Victory Group, KeyCorp and its affiliates, and the Administrator and its affiliates (and family members of each of the foregoing, i.e., parents and children) who participate in the Systematic Investment Plan, there is no minimum initial investment required. You may change the amount of your monthly purchase at any time. A bank draft form must be completed for this option. Your bank checking account will be debited on the date indicated on your Account Application. Shares will be purchased at the offering price next determined following receipt of the order by the Transfer Agent. You may cancel the Systematic Investment Plan at any time without payment of a cancellation fee. Your monthly account statement will reflect systematic investment transactions, and a debit entry will appear on your bank statement.

- TELEPHONE TRANSACTIONS. You can initiate any transaction by telephone. You may call the Transfer Agent toll-free at 800-539-3863 or call your Investment Professional or bank trust department. See "Shareholder Account Rules and Policies" for more information about telephone transactions.

- THE SYSTEMATIC WITHDRAWAL PLAN. You can make regular withdrawals from your account in any fund of the Victory Group with the Systematic Withdrawal Plan by completing the appropriate section of the account application. If you own shares in a fund worth $5,000 or more, you can have monthly, quarterly, semi-annual or annual checks sent from your account directly to you, to a person named by you, or to your bank checking account. The required minimum withdrawal is $25. If you are having checks sent to your bank checking account, attach a voided personal check with your bank's magnetic coding number across the front of the account application. If your account is jointly owned, be sure that all owners sign the application. You may obtain information about the Systematic Withdrawal Plan by contacting your Investment Professional. Your Systematic Withdrawal Plan payments are drawn from share redemptions. If Systematic Withdrawal Plan redemptions exceed dividend distributions paid on your Fund shares, your account eventually may be exhausted. If any applicable sales charges are applied to new purchases of shares of the Fund, it is to your disadvantage to buy shares of the Fund while also making systematic redemptions.

Your account will be debited on the date you indicate on your Account Application. Shares will be redeemed at the NAV as determined on the debit date indicated on your Account Application. You may cancel the Systematic Withdrawal Plan at any time without payment of a cancellation fee. Each Systematic Withdrawal Plan transaction will appear as a debit entry on your monthly account statement.

- RETIREMENT PLANS. Retirement plans can be among the best tax-planning vehicles available to individuals. Call your Investment Professional for more information on the plans and their benefits, provisions and fees. Your Investment Professional can set up your new account in the Fund under one of several tax-sheltered plans. These plans let you invest for retirement and shelter your investment income from current taxes. Plans include Individual Retirement Accounts (IRAs) and Rollover IRAs. Other fees may be charged by the IRA custodian or trustee.

HOW TO REDEEM SHARES

You may redeem all or a portion of your shares on any day that the Fund is open for business (see "Share Price" below). Shares will be redeemed at the NAV next calculated after the Transfer Agent has received the redemption request. If the Fund account is closed, any accrued dividends will be paid at the beginning of the following month.

You may redeem shares in several ways:

BY MAIL:  Send a written request to:    The Victory Portfolios:  The Growth Fund
                                        P.O. Box 9741
                                        Providence, RI 02940-9741

Write a "letter of instruction" with your name, the Fund's name, your Fund account number, the dollar amount or number of shares to be redeemed, and any additional requirements that apply to each particular account. You will need the letter of instruction signed by all persons required to sign for transactions, exactly as their names appear on the account application. A signature guarantee is required if: you wish to redeem more than $10,000 worth of shares; your Fund account registration has changed within the last 60 days; the check is not being mailed to the address on your account; the check is not being made out to the account owner; or the redemption proceeds are being transferred to another Victory Group account with a different registration. The following institutions should be able to provide you with a signature guarantee: banks, brokers, dealers, credit unions (if authorized under state law), securities exchanges and associations, clearing agencies, and savings associations. A signature guarantee may not be provided by a notary public. A signature guarantee is designed to protect you, the Fund, and its agents from fraud. The Transfer Agent reserves the right to reject any signature guarantee if (1) it has reason to believe that the signature is not genuine, (2) it has reason to believe that the transaction would otherwise be improper, or (3) the guarantor institution is a broker or dealer that is neither a member of a clearing corporation nor maintains net capital of at least $100,000.

BY WIRE: You may make redemptions by wire provided you have established a Fund account to accommodate wire transactions. If telephone instructions are received before Valuation Time (generally 4:00 p.m. Eastern time), proceeds of the redemption will be wired as federal funds on the next Business Day to the bank account designated with the Transfer Agent. You may change the bank account designated to receive an amount redeemed at any time by sending a letter of instruction with a signature guarantee to the Transfer Agent, Primary Funds Service Corporation, P.O. Box 9741, Providence, RI 02940-9741.

BY TELEPHONE: To redeem by telephone, you may call the Transfer Agent toll free at 800-539-3863 or call your Investment Professional or bank trust department. See "Shareholder Account Rules and Policies" for more information about telephone transactions.

ADDITIONAL REDEMPTION REQUIREMENTS: The Fund may withhold payment on redemptions until it is reasonably satisfied that investments made by check have been collected, which can take up to 15 days. Also, when the NYSE is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closings, or under any emergency circumstances as determined by the Commission to merit such action, the right of redemption may be suspended or the date of payment postponed for a period of time that may exceed 7 days. In addition, the Fund reserves the right to advance the time on that day by which purchase and redemption orders must be received. To the extent that portfolio securities are traded in other markets on days when the NYSE is closed, the Fund's NAV may be affected on days when investors do not have access to the Fund to purchase or redeem shares.

If you are unable to reach the Transfer Agent by telephone (for example, during times of unusual market activity), consider placing your order by mail directly to the Transfer Agent. In case of suspension of the right of redemption, you may either withdraw your request for redemption or receive payment based on the NAV next determined after the termination of the suspension. If your balance in a Fund falls below $500, you may be given 60 days' notice to reestablish the minimum balance (except with respect to officers, trustees, directors and employees, including retired directors and employees, of the Victory Portfolios, KeyCorp and its affiliates, and the Administrator and its affiliates (and family members of each of the foregoing, i.e., parents, children and household members) participating in the Systematic Investment Plan, to whom no minimum balance requirement applies). If you do not increase your balance, your account may be closed and the proceeds mailed to you at the address on record. Shares will be redeemed at the last calculated NAV on the day the account is closed.

HOW TO EXCHANGE SHARES

Shares of the Fund may be exchanged for shares of certain funds of the Victory Group at net asset value per share at the time of exchange, without a sales charge. To exchange shares, you must meet several conditions:

- Shares of the fund selected for exchange must be available for sale in your state of residence.

- The prospectuses of this Fund and the fund whose shares you want to buy must offer the exchange privilege.

- You must hold the shares you buy when you establish your account for at least 7 days before you can exchange them; after the account is open 7 days, you can exchange shares every regular Business Day.

- You must meet the minimum purchase requirements for the fund you purchase by exchange.

- The registration and tax identification numbers of the two accounts must be identical.

-        Before exchanging into a fund, obtain and read its prospectus.

Shares of a particular class may be exchanged only for shares of the same class in the other funds of the Victory Group. For example, you can exchange shares of this Fund only for Class A shares of another fund. At present, not all of the funds offer the same two classes of shares. If a fund has only one class of shares that does not have a class designation, they are "Class A" shares for exchange purposes. In some cases, sales charges may be imposed on exchange transactions. Certain funds offer Class A or Class B shares and a list can be obtained by calling the Transfer Agent at 800-539-3863. Please refer to the Statement of Additional Information for more details about this policy.

Telephone exchange requests may be made either by calling your Investment Professional or the Transfer Agent at 800-539-3863 prior to valuation time (generally 4:00 p.m. Eastern time) on any Business Day.

You can obtain a list of eligible funds of the Victory Group by calling the Transfer Agent at 800-539-3863. Exchanges of shares involve a redemption of the shares of the Fund and a purchase of shares of the other portfolio.

There are certain exchange policies you should be aware of:

- Shares are normally redeemed from one fund and purchased from the other fund in the exchange transaction on the same Business Day on which the Transfer Agent receives an exchange request by Valuation Time (generally 4:00 p.m. Eastern time) that is in proper form, but either fund may delay the purchase of shares of the fund into which you are exchanging if it determines it would be disadvantaged by a same-day transfer of the proceeds to buy shares. For example, the receipt of multiple exchange requests from a dealer in a "market-timing" strategy might require the disposition of securities at a time or price disadvantageous to the Fund.

- Because excessive trading can hurt fund performance and harm shareholders, the Victory Portfolios reserves the right to refuse any exchange request that will disadvantage it, or to refuse multiple exchange requests submitted by a shareholder or dealer.

- The Fund may amend, suspend or terminate the exchange privilege at any time upon 60 days' written notice to shareholders.

- If the Transfer Agent cannot exchange all the shares you request because of a restriction cited above, only the shares eligible for exchange will be exchanged.

-  Each exchange may produce a gain or loss for tax purposes.

Shareholders of the former Investors Preference Fund for Income, Inc. and Investors Preference New York Tax-Free Fund, Inc. will not be subject to any additional sales load upon an exchange of shares attributable to an Investors Preference Funds account for shares of other funds of the Victory Portfolios.

SHAREHOLDER ACCOUNT RULES AND POLICIES

- NET ASSET VALUE PER SHARE. The term "net asset value per share," or "NAV", means the value of one share. The NAV is calculated by adding the value of all its investments, plus cash and other assets, deducting liabilities, and then dividing the result by the number of shares outstanding. The NAV of the Fund is determined and its shares are priced as of the close of regular trading of the New York Stock Exchange (NYSE), (generally 4:00 p.m. Eastern Time) (the "Valuation Time") on each Business Day of the Fund. A "Business Day" is a day on which the NYSE is open for trading, the Federal Reserve Bank of Cleveland is open, and any other day (other than a day on which no shares of the Fund are tendered for redemption and no order to purchase any shares is received) during which there is sufficient trading in its portfolio instruments that the Fund's net asset value per share might be materially affected. The NYSE or the Federal Reserve Bank of Cleveland will not be open in observance of the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans' Day, Thanksgiving Day, and Christmas Day.

The Fund's securities are valued primarily on the basis of market quotations or, if quotations are not readily available, by a method that the Board of Trustees believes accurately reflects fair value. Fair value of these portfolio securities is determined by an independent pricing service approved by the Trustees based primarily upon information concerning market transactions and dealers quotations for similar securities.

- THE OFFERING OF SHARES may be suspended during any period in which the determination of net asset value is suspended, and the offering may be suspended by the Trustees at any time the Trustees believe it is in the Fund's best interest to do so.

- TELEPHONE TRANSACTION PRIVILEGES for purchases, redemptions or exchanges may be modified, suspended or terminated by the Fund at any time. If an account has more than one owner, the Fund and the Transfer Agent may rely on the instructions of any one owner. Telephone privileges apply to each owner of the account and the dealer representative of record for the account unless and until the Transfer Agent receives cancellation instructions from an owner of the account.

- TELEPHONE INSTRUCTIONS. Generally, neither the Fund, the bank trust department nor the Transfer Agent will be responsible for any claims, losses or expenses for acting on telephone instructions that are reasonably believed to be genuine. The Transfer Agent and the Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine and if they do not employ reasonable procedures they may be liable for any losses due to unauthorized or fraudulent instructions. The identification procedures may include, but are not limited to, the following: account number, registration and address, personalized security codes, taxpayer identification number and other information particular to the account. Your Investment Professional, bank trust department or the Transfer Agent may also record calls, and you should verify the accuracy of your confirmation statements immediately after you receive them.

- REDEMPTION OR TRANSFER REQUESTS WILL NOT BE HONORED UNTIL THE TRANSFER AGENT RECEIVES ALL REQUIRED DOCUMENTS IN PROPER FORM. From time to time, the Transfer Agent in its discretion may waive certain of the requirements for redemptions stated in this Prospectus.

- DEALERS THAT CAN PERFORM ACCOUNT TRANSACTIONS FOR THEIR CLIENTS BY PARTICIPATING IN NETWORKING through the National Securities Clearing Corporation are responsible for obtaining their clients' permission to perform those transactions and are responsible to their clients who are shareholders of the Victory Portfolios if the dealer performs any transaction erroneously.

- THE REDEMPTION PRICE FOR SHARES WILL VARY from day to day because the value of the securities in the Fund fluctuates, and the value of your shares may be more or less than their original cost.

- PAYMENT FOR REDEEMED SHARES is made ordinarily in cash and forwarded by check within three business days after the Transfer Agent receives redemption instructions in proper form, except under unusual circumstances determined by the Commission delaying or suspending such payments. The Transfer Agent may delay forwarding a check for recently purchased shares, but only until the purchase payment has cleared. That delay may be as much as 15 days from the date the shares were purchased. That delay may be avoided if you arrange with your bank to provide telephone or written assurance to the Transfer Agent that your purchase payment has cleared.

- INVOLUNTARY REDEMPTIONS OF SMALL ACCOUNTS. If your account value has fallen below $500, you will be given 60 days' notice to reestablish the minimum balance. If you do not increase your minimum balance, your account may be closed and the proceeds mailed to you at the record address. In some cases involuntary redemptions may be made to repay the Distributor for losses from the cancellation of share purchase orders. Under unusual circumstances, shares of the Fund may be redeemed "in kind," which means that the redemption proceeds will be paid with securities from the Fund. Please refer to the Statement of Additional Information for more details.

- "BACKUP WITHHOLDING" of Federal income tax may be applied at the rate of 31% from dividends, distributions and redemption proceeds (including exchanges) if you fail to furnish the Victory Portfolios with a certified Social Security or taxpayer identification number when you sign your application, or if you violate Internal Revenue Service regulations on tax reporting of dividends.

- THE VICTORY PORTFOLIOS DOES NOT CHARGE A REDEMPTION FEE, but if your Investment Professional handles your redemption, they may charge a separate service fee.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS. The Fund ordinarily declares and pays dividends from its net investment income quarterly. The Fund distributes substantially all net capital gains, if any, to shareholders each year, to the extent necessary to qualify for favorable federal tax treatment.

CAPITAL GAINS. The Fund may make distributions annually out of any net short-term or long-term capital gains, and the Fund may make supplemental distributions of dividends and capital gains following the end of its fiscal year.

DISTRIBUTION OPTIONS

When you fill out your account application, you can specify how you want to receive your dividend distributions. Currently, there are five available options:

1. REINVESTMENT OPTION. Your income and capital gain dividends, if any, will be automatically reinvested in additional shares of the Fund. Income and capital gain dividends will be reinvested at the net asset value of the Fund as of the day after the record date. If you do not indicate a choice on your application, you will be assigned this option.

2. CASH OPTION. You will receive a check for each income or capital gain dividend, if any. Distribution checks will be mailed no later than 7 days after the dividend payment date which may be more than 7 days after the dividend record date.

3. INCOME EARNED OPTION. You will have your capital gain dividend distributions, if any, reinvested automatically in the Fund and have your income dividends paid in cash.

4. DIRECTED DIVIDENDS OPTION. You will have income and capital gain dividends, or only capital gain dividends, automatically reinvested in shares of another fund of the Victory Group. Shares will be purchased at the NAV as of the dividend record date. If you are reinvesting dividends of a fund sold without a sales charge in shares of a fund sold with a sales charge, the shares will be purchased at the public offering price. If you are reinvesting dividends of a fund sold with a sales charge in shares of a fund sold with or without a sales charge, the shares will be purchased at the net asset value of the fund. Dividend distributions can be directed only to an existing account with a registration that is identical to that of your Fund account.

5. DIRECTED BANK ACCOUNT OPTION. You will have your income and capital gain dividends, or only your income dividends, automatically transferred to your bank checking or savings account. The amount will be determined on the dividend record date and will normally be transferred to your account within 7 days of the dividend record date. Dividend distributions can be directed only to an existing account with a registration that is identical to that of your Fund account. Please call or write the Transfer Agent to learn more about this dividend distribution option.

Any election or revocation of any of the above dividend distribution options may be made in writing to the Fund and sent to Primary Funds Service Corporation, P.O. Box 9741, Providence, RI 02940-9741, or by calling the Transfer Agent at 800-539-3863, and will become effective with respect to dividends having record dates after receipt of the application or request by the Transfer Agent.

Reinvested dividend distributions receive the same tax treatment as dividend distributions paid in cash.

COMPLETE REDEMPTIONS: If you request a complete redemption of all your Fund shares, any dividend accrued to your account will be included in the redemption check.

STATEMENTS AND REPORTS: You will receive a monthly statement reflecting all transactions that affect the share balance or the registration of your Fund account. You will receive a confirmation after every transaction that affected the share balance of your Fund account, except for dividend reinvestment, systematic investment and systematic withdrawal transactions. These transactions will be detailed in your Fund account statement. Transactions that affect the share balance of your Fund investment in an account established with an Investment Professional or financial institution will be detailed in regular statements or through confirmation procedures of the financial institution. Certificates representing shares of the Fund will not be issued. An IRS Form 1099-DIV with federal tax information will be mailed to you by January 31 of each tax year and also will be filed with the IRS. At least twice a year, you will receive the Fund's financial reports.

FEDERAL TAXES



The Fund intends to qualify each year and elect to be treated as a separate "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "IRS Code"). If the Fund is treated as a "regulated investment company" and all its taxable income is distributed to its shareholders in accordance with the timing requirements imposed by the IRS Code, it will not be subject to federal income tax on its income. The Fund's distributions that are attributable to its net investment income and short-term capital gains are taxable as ordinary income, and its distributions from long-term capital gains are taxed as long-term capital gains. Such distributions are taxable when they are paid, whether taken in cash or reinvested in additional shares, except that distributions declared in October, November or December and paid during the following January are taxable as if paid and received on December 31. Dividends received from the Fund by corporate shareholders are not entitled to the dividends-received deduction. The Fund sends tax statements to its shareholders (with copies to the Internal Revenue Service (the "IRS")) by January 31 showing the amounts and tax status of distributions made (or deemed made) during the preceding calendar year.


REDEMPTION OR EXCHANGES

Investors may realize a gain or loss when redeeming (selling) or exchanging shares. For most types of accounts, the Fund reports the proceeds to the IRS annually. Because the shareholders' tax treatment also depends on their purchase price and personal tax positions, shareholders should keep their regular account statements to use in determining their tax. See "Buying a Dividend".

"BUYING A DIVIDEND"

On the record date for a distribution of ordinary income or capital gains dividend, the net asset value of the Fund is reduced by the amount of the distribution. An investor who buys shares just before the record date ("buying a dividend") will pay the full price for the shares and then receive a portion of the purchase price back as a taxable distribution.

OTHER TAX INFORMATION

The information above is only a summary of some of the federal income tax consequences generally affecting the Fund and its shareholders, and no attempt has been made to discuss individual tax consequences. A prospective investor should also review the more detailed discussion of federal income tax considerations in the Statement of Additional Information. In addition to federal income tax, a shareholder may be subject to state or local taxes on the shareholder's investment, depending on the laws in the shareholder's area. Investors considering an investment in the Fund should consult their tax adviser to determine whether the Fund is suitable to their particular tax situation.

When investors sign their account application, they are asked to provide their correct social security or taxpayer identification number and other required certifications. If investors do not comply with IRS regulations, the IRS can require the Fund to withhold 31% of taxable distributions and redemptions from their account.

                                  PERFORMANCE

From time to time, performance information for the Fund showing total return may be presented in advertisements, sales literature and in reports to shareholders. Such performance figures are based on historical earnings and are not intended to indicate future performance. Average annual total return will be calculated over a stated period of more than one year. Average annual total return is measured by comparing the value of an investment at the beginning of the relevant period (as adjusted for sales charges, if any) to the redemption value of the investment at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions) and annualizing that figure. Aggregate total return is calculated similarly to average annual total return, except that the resulting difference is not annualized.

From time to time performance information for the Fund showing the yield and/or effective yield for each class of shares may also be presented in advertisements, sales literature and in reports to shareholders. Yields reflect the deduction of the maximum sales charge. Such performance figures are based on historical earnings and are not intended to indicate future performance. Yield will be computed by dividing the Fund's net investment income per share earned during a recent thirty-day period by the Fund's maximum offering price per share (reduced by any undeclared earned income expected to be paid shortly as a dividend) on the last day of the period and annualizing the result. Effective yield is computed in a similar manner, but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

Investors may also judge, and the Victory Portfolios may at times advertise, the performance of the Fund by comparing it to the performance of other mutual funds with comparable investment objectives and policies, which performance may be contained in various unmanaged mutual fund or market indices or rankings such as those prepared by Dow Jones & Co., Inc. and Standard & Poor's Corporation, in publications issued by Lipper Analytical Services, Inc., and in the following publications: IBC/Donoghue's Money Fund Reports, Ibbotson Associates, Inc., Morningstar, CDA/Wiesenberger, Money Magazine, Forbes, Barron's, The Wall Street Journal, The New York Times, Business Week, American Banker, Fortune, Institutional Investor, U.S.A. Today and local newspapers. In addition, general information about the Fund that appears in publications such as those mentioned above may also be quoted or reproduced in advertisements, sales literature or in reports to shareholders.

Performance is a function of the type and quality of instruments held in the Fund's portfolio, operating expenses, and market conditions. Consequently, current performance will fluctuate and is not necessarily representative of future results. Any fees charged by service providers with respect to customer accounts for investing in shares of the Fund will not be reflected in performance calculations.

Additional information regarding the performance of each of the Victory Portfolios is included in the Victory Portfolios' annual report, which is available free of charge by calling 800-539-3863.


                           FUND ORGANIZATION AND FEES



The Victory Portfolios is an open-end management investment company, commonly known as a mutual fund, and currently consisting of twenty-eight series portfolios, four of which are inactive. The Victory Portfolios has been operating continuously since 1986, when it was created under Massachusetts law as a Massachusetts business trust, although certain of its funds have a prior operating history from their predecessor funds. On February 29, 1996 the Victory Portfolios converted from a Massachusetts business trust to a Delaware business trust. The Victory Portfolios' offices are located at 3435 Stelzer Road, Columbus, OH 43219-3035.



Overall responsibility for management of the Victory Portfolios rests with its Board of Trustees, who are elected by the shareholders of the Victory Portfolios.



INVESTMENT ADVISER AND SUB-ADVISER



Key Advisers, Inc. is the investment adviser to the Fund. Key Advisers directs the investment of the Victory Portfolios' assets, subject at all times to the supervision of the Victory Portfolios' Board of Trustees. Key Advisers continually supervises the investment and reinvestment of cash, securities and other property comprising the assets of the Victory Portfolios.



Key Advisers was organized as an Ohio corporation on July 27, 1995 and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. It is a wholly-owned subsidiary of KeyCorp Asset Management Holdings, Inc., which is a wholly- owned subsidiary of Society National Bank, a wholly-owned subsidiary of KeyCorp. Affiliates of Key Advisers manage approximately $37 billion for numerous clients including large corporate and public retirement plans, Taft-Hartley plans, foundations and endowments, high net worth individuals and mutual funds.

For the services provided and expenses incurred pursuant to its investment advisory agreement with the Victory Portfolios respecting the Fund, Key Advisers receives a fee, computed daily and paid monthly, at the annual rate of one percent (1.00%) of the average daily net assets of the Fund. The advisory fees for the Fund have been determined to be fair and reasonable in light of the services provided to the Fund. Key Advisers may periodically waive all or a portion of its advisory fee with respect to the Fund to increase the net income of the Fund available for distribution as dividends. Prior to January 1, 1996, the Sub-Adviser (Society Asset Management, Inc.) served as investment adviser to the Fund. During the Fund's fiscal year ended October 31, 1995, the Sub- Adviser received investment advisory fees aggregating .__% of the average daily net assets of the Fund.



Under the investment advisory agreement between the Victory Portfolios, on behalf of the Fund, and Key Advisers, Key Advisers may delegate a portion of its responsibilities to a subadviser. In addition, the investment advisory agreement provides that Key Advisers may render services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser of the Fund and are under the common control of KeyCorp as long as all such persons are functioning as part of an organized group of persons, managed by authorized officers of Key Advisers.



Key Advisers has entered into an investment sub-advisory agreement with its affiliate, Key Advisers or The Sub-Adviser., a registered investment adviser, on behalf of the Fund. The Sub-Adviser is a wholly-owned subsidiary of KeyCorp Asset Management Holdings, Inc. For its services under the investment sub-advisory agreement, Key Advisers pays the Sub-Adviser sub-advisory fees at an annual rate as a percentage of the Fund's average daily net assets as follows: .65% of the first $10 million of average daily net assets; .50% of the next $15 million of average daily net assets; .40% of the next $25 million of average daily net assets; and .35% of average daily net assets in excess of $50 million.



The person primarily responsible for the investment management of the Fund as well as her previous experience is as follows:



                                     MANAGING
PORTFOLIO MANAGER                PORTFOLIO SINCE                PREVIOUS EXPERIENCE
-----------------                ---------------                -------------------
William F.                      June, 1995                      Portfolio manager with Society Asset
Ruple                                                           Management, Inc. since December 1992; portfolio manager with Society
                                                                National Bank from 1989 to December 1992.



ADMINISTRATOR AND DISTRIBUTOR



Concord Holding Corporation is the Administrator for the Fund. Victory Broker-Dealer Services, Inc. is the Fund's principal underwriter and istributor.



The Administrator generally assists in all aspects of the Fund's administration and operation. For expenses incurred and services provided as Administrator pursuant to its management and administration agreement with the Victory Portfolios, the Administrator receives a fee from the Fund, computed daily and paid monthly, at an annual rate of fifteen one-hundredths of one percent (.15%) of the Fund's average daily net assets. The Administrator may periodically waive all or a portion of its administrative fee with respect to the Fund to increase the net income of the Fund available for distribution as dividends. During the fiscal year ended October 31, 1995, the Fund paid administration fees of .__% of its average daily net assets.



TRANSFER AGENT AND FUND ACCOUNTANT



Primary Funds Service Corporation, P.O. Box 9741, Providence, RI 02940-9741, serves as the Fund's Transfer Agent pursuant to a Transfer Agency and Shareholder Service Agreement with the Victory Portfolios and receives a fee for such services based on various criteria, including assets, transactions and the number of accounts. BISYS

Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, OH 43219, provides certain accounting services for the Fund pursuant to a Fund Accounting Agreement and receives a fee for such services.



SHAREHOLDER SERVICING



Shareholder services are provided to the Fund pursuant to agreements between the Victory Portfolios and various shareholder servicing agents, including Key Trust Company of Ohio, N.A. and its affiliates and other financial institutions and securities brokers (each a "Shareholder Servicing Agent"). Each Shareholder Servicing Agent generally will provide support services to shareholders by establishing and maintaining accounts and records, processing dividend and distribution payments, providing account information, arranging for bank wires, responding to routine inquires, forwarding shareholder communication, assisting in the processing of purchase, exchange and redemption requests, and assisting shareholders in changing dividend options, account designations and addresses. For expenses incurred and services provided as Shareholder Servicing Agent pursuant to its respective Shareholder Servicing Agreement, the Fund pays each Shareholder Servicing Agent a fee computed daily and paid monthly, in amounts aggregating not more than twenty-five one-hundredths of one percent (.25%) of the average daily net assets of the Fund per year. A Shareholder Servicing Agent may periodically waive all or a portion of its respective shareholder servicing fees with respect to the Fund to increase the net income of the Fund available for distribution as dividends. During the fiscal year ended October 31, 1995, the Fund paid Shareholder Servicing fees of __% of the Fund's average daily net assets.



EFFECT OF BANKING LAWS



Key Advisers and the Sub-Adviser believe that they may perform the investment advisory services for the Fund contemplated by the investment advisory (and sub-advisory) agreements (the "Advisory Agreements") with the Fund. In the Advisory Agreements, Key Advisers and the Sub-Adviser have represented that they possess the legal authority to perform the investment advisory services contemplated therein and described in this Prospectus. Key Trust Company of Ohio, N.A. and its affiliates also believe that they also may perform the services for the Victory Portfolios contemplated by the Shareholder Servicing Agreement with the Victory Portfolios without violating applicable banking laws and regulations. Future changes in federal or state statutes and regulations relating to permissible activities of banks or bank holding companies and their subsidiaries and affiliates, as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations, could change the manner in which Key Advisers, the Sub-Adviser, Key Trust Company of Ohio, N.A. and its affiliates could continue to perform such services for the Victory Portfolios. See the Statement of Additional Information ("Glass-Steagall Act") for further discussion.



BUSINESS MANAGEMENT AGREEMENT



In connection with its obligations under its investment sub-advisory agreement with Key Advisers, the Sub-Adviser has entered into a Business Management Agreement with Key Advisers pursuant to which Key Advisers provides certain administrative and support services to the Sub-Adviser. Such services include preparing reports to the Company's Board of Trustees, recordkeeping services, and services rendered in connection with the preparation of regulatory filings and other reports, and regulatory and compliance systems and other administrative and support services.



For such services, the Sub-Adviser pays fees to Key Advisers at an annual rate as follows: .30% on the first $10 million of average daily net assets; .15% of the next $15 million of average daily net assets; .05% of the next $25 million of average daily net assets; and .00% of average daily net assets in excess of $50 million.



EXPENSES



For the fiscal year ended October 31, 1995, the Fund's total operating expenses were ____% of the Fund's average net assets.

CUSTODIAN

Key Trust Company of Ohio, N.A. serves as custodian for the Fund and receives fees for its services.

INDEPENDANT ACCOUNTANTS

Coopers & Lybrand L.L.P. serves as the Fund's independent accountants.


                             ADDITIONAL INFORMATION



The Victory Portfolios may issue an unlimited number of shares and classes of the Fund. Shares of each class of the Fund participate equally in dividends and distributions and have equal voting, liquidation and other rights. When issued and paid for, shares will be fully paid and nonassessable by the Victory Portfolios and will have no preference, conversion, exchange or preemptive rights. Shareholders are entitled to one vote for each full share owned and fractional votes for fractional shares owned. For those investors with qualified trust accounts established with the affiliates of the Adviser, the trustee will vote the shares at meetings of the Fund's shareholders in accordance with the shareholder's instructions or will vote in the same percentage as shares that are not held in trust. The trustee will forward to these shareholders all communications received by the trustee, including proxy statements and financial reports. The Victory Portfolios and the Fund are not required to hold annual meetings of shareholders and in ordinary circumstances do not intend to hold such meetings. The Trustees may call special meetings of shareholders for action by shareholder vote as may be required by the 1940 Act or the Victory Portfolio's Delaware Trust Instrument. Under certain circumstances, the Trustees may be removed by action of the Trustees or by the shareholders. Shareholders holding 10% or more of the Victory Portfolios' outstanding shares may call a special meeting of shareholders for the purpose of voting upon the question of removal of Trustees.



The Victory Portfolio's Board of Trustees may authorize the Victory Portfolios to offer other funds which may differ in the types of securities in which their assets may be invested.



Key Advisers, the Sub-Adviser and the Victory Portfolios have adopted Codes of Ethics (the "Codes") which require investment personnel (a) to pre-clear all personal securities transactions, (b) to file reports regarding such transactions, and (c) to refrain from personally engaging in (i) short-term trading of a security, (ii) transactions involving a security within seven days of a Victory fund transaction involving the same security, and (iii) transactions involving securities being considered for investment by a Victory fund. The Codes also prohibit investment personnel from purchasing securities in an initial public offering. Personal trading reports are reviewed periodically by Key Advisers or the Sub-Adviser, and the Board of Trustees reviews annually such reports (including information on any substantial violations of the Codes). Violations of the Codes may result in censure, monetary penalties, suspension or termination of employment.



DELAWARE LAW



The Delaware Business Trust Act provides that a shareholder of a Delaware business trust shall be entitled to the same limitation of personal liability extended to stockholders of Delaware corporations. In light of Delaware law, the nature of the Victory Portfolios' business, and the nature of its assets, management of Victory Portfolios believe that the risk of personal liability to a Fund shareholder would be extremely remote.



In the unlikely event a shareholder is held personally liable for the Victory Portfolios' obligations, the Victory Portfolios is required to use its property to protect or compensate the shareholder. On request, the Victory Portfolios will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Victory Portfolios. Therefore, financial loss resulting from liability as a shareholder will occur only if the Victory Portfolios itself cannot meet its obligations to indemnify shareholders and pay judgments against them.

Delaware law authorizes electronic or telephonic communications between shareholders and the Victory Portfolios. Under Delaware law, the Successor Company has the flexibility to respond to future business contingencies. For example, the Trustees will have the power to incorporate the Victory Portfolios, to merge or consolidate it with another entity, to cause each fund to become a separate trust, and to change the Victory Portfolio's domicile without a shareholder vote. This flexibility could help reduce the expense and frequency of future shareholder meetings for non-investment related issues.



MISCELLANEOUS



Shareholders will receive Semi-Annual Reports, which are unaudited, and Annual Reports, which are audited by independent public accountants, describing the investment operations of the Fund. Each of these reports, when available for a particular fiscal year end or the end of a semi-annual fiscal period, is incorporated herein by reference. The Victory Portfolios may include information in their Annual Reports and Semi-Annual Reports to shareholders that (i) describes general economic trends, (ii) describes general trends within the financial services industry or the mutual fund industry, (iii) describes past or anticipated portfolio holdings for the Fund or (iv) describes investment management strategies for the Victory Portfolios. Such information is provided to inform shareholders of the activities of the Victory Portfolios for the most recent fiscal year or semi-annual fiscal period and to provide the views of Key Advisers, the Sub-Adviser and/or the Victory Portfolios' officers regarding expected trends and strategies.



Inquiries regarding the Victory Portfolios or the Fund may be directed in writing to the Victory Portfolios at Primary Funds Service Corporation, P.O. Box 9741, Providence, RI 02940-9741, or by telephone, toll-free, at 800-539-3863.


NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS, AND IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE VICTORY PORTFOLIOS OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE VICTORY PORTFOLIOS OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

Overall responsibility for management of the Victory Portfolios rests with its Board of Trustees, who are elected by the shareholders of the Victory Portfolios.

INVESTMENT ADVISER AND SUB-ADVISER

KeyCorp Mutual Fund Advisers, Inc. is the investment adviser to the Fund. Key Advisers directs the investment of the Victory Portfolios' assets, subject at all times to the supervision of the Victory Portfolios' Board of Trustees. Key Advisers continually supervises the investment and reinvestment of cash, securities and other property comprising the assets of the Victory Portfolios.

Key Advisers was organized as an Ohio corporation on July 27, 1995 and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. It is a wholly-owned subsidiary of KeyCorp Asset Management Holdings, Inc., which is a wholly-owned subsidiary of Society National Bank, a wholly-owned subsidiary of KeyCorp. Affiliates of Key Advisers manage approximately $37 billion for numerous clients including large corporate and public retirement plans, Taft-Hartley plans, foundations and endowments, high net worth individuals and mutual funds.

For the services provided and expenses incurred pursuant to its investment advisory agreement with the Victory Portfolios respecting the Fund, Key Advisers receives a fee, computed daily and paid monthly, at the annual rate of one percent (1.00%) of the average daily net assets of the Fund. The advisory fees for the Fund have been determined to be fair and reasonable in light of the services provided to the Fund. Key Advisers may periodically waive all or a portion of its advisory fee with respect to the Fund to increase the net income of the Fund available for distribution as dividends. Prior to January 1, 1996, the Sub-Adviser (Society Asset Management, Inc.) served as investment adviser to the Fund. During the Fund's fiscal period ended October 31, 1995, the Sub-Adviser received investment advisory fees aggregating .__% of the average daily net assets of the Fund.

Under the investment advisory agreement between the Victory Portfolios, on behalf of the Fund, and Key Advisers, Key Advisers may delegate a portion of its responsibilities to a subadviser.

Key Advisers has entered into an investment sub-advisory agreement with T. Rowe Price, on behalf of the Fund. For its services under the investment sub-advisory agreement, Key Advisers pays the Sub-Adviser sub-advisory fees as a percentage of average daily net assets as follows: 25% of average daily net assets up to $100 million and .20% of average daily net assets in excess of $100 million.

T. Rowe Price serves as the investment sub-adviser for the Fund pursuant to an investment sub-advisory agreement dated June 5, 1995 between Key Advisers and the Sub-Adviser, which was approved by the shareholders of the Fund at the shareholders' meeting held on May 19, 1995. The Sub-Adviser, which maintains its principal office at 100 East Pratt Street, Baltimore, Maryland 21202, was founded in 1937 by the late Thomas Rowe Price, Jr. As of December 31, 1994, the firm and its affiliates managed over $57 billion for over 3 million individual and institutional investor accounts.

The Investment Advisory Committee of the Sub-Adviser, which consists of Jonathan
M. Greene, Chairman, Richard T. Whitney, Donald J. Peters and K. D. Farrow, is primarily responsible for the investment management of the Fund. The Committee Chairman has day to day responsibility for managing the Fund and works with the Committee in developing and executing the Fund's investment program. Mr. Greene, Vice President, has been with the Sub-Adviser since 1974, and has been managing investments since 1979.

ADMINISTRATOR AND DISTRIBUTOR

Concord Holding Corporation is the Administrator for the Fund. Victory Broker-Dealer Services, Inc. is the Fund's principal underwriter and Distributor.

The Administrator generally assists in all aspects of the Fund's administration and operation. For expenses incurred and services provided as Administrator pursuant to its management and administration agreement with the Victory Portfolios, the Administrator receives a fee from the Fund, computed daily and paid monthly, at an annual rate of fifteen one-hundredths of one percent (.15%) of the Fund's average daily net assets. The Administrator may periodically waive all or a portion of its administrative fee with respect to the Fund to increase the net income of the Fund available for distribution as dividends. During the fiscal period May 1, 1995 to October 31, 1995, and the fiscal year ended April 30, 1995, the Fund paid administration fees of .15% of its average daily net assets.

TRANSFER AGENT AND FUND ACCOUNTANT

Primary Funds Service Corporation, P.O. Box 9741, Providence, RI 02940-9741, serves as the Fund's Transfer Agent pursuant to a Transfer Agency and Shareholder Service Agreement with the Victory Portfolios and receives a fee for such services based on various criteria, including assets, transactions and the number of Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, OH 43219, provides certain accounting services for the Fund pursuant to a Fund Accounting Agreement and receives a fee for such services.

SHAREHOLDER SERVICING

Shareholder services are provided to the Fund pursuant to agreements between the Victory Portfolios and various shareholder servicing agents, including Key Trust Company of Ohio, N.A. and its affiliates and other financial institutions and securities brokers (each a "Shareholder Servicing Agent"). Each Shareholder Servicing Agent generally will provide support services to shareholders by establishing and maintaining accounts and records, processing dividend and distribution payments, providing account information, arranging for bank wires, responding to routine inquires, forwarding shareholder communication, assisting in the processing of purchase, exchange and redemption requests, and assisting shareholders in changing dividend options, account designations and addresses. For expenses incurred and services provided as Shareholder Servicing Agent pursuant to its respective Shareholder Servicing Agreement, the Fund pays each Shareholder Servicing Agent a fee computed daily and paid monthly, in amounts aggregating not more than twenty-five one-hundredths of one percent (.25%) of the average daily net assets of the Fund per year. A Shareholder Servicing Agent may periodically waive all or a portion of its respective shareholder servicing fees with respect to the Fund to increase the net income of the Fund available for distribution as dividends. During the fiscal year ended April 30, 1995, the Fund paid Shareholder Servicing fees of % of the Fund's average daily net assets. During the fiscal period ended October 31, 1995, the Fund paid Shareholder Servicing fees of _____% of the Fund's average daily net assets.

EFFECT OF BANKING LAWS

Key Advisers and the Sub-Adviser believe that they may perform the investment advisory services for the Fund contemplated by the investment advisory (sub-advisory) agreements (the "Advisory Agreements") with the Fund. In the Advisory Agreement with the Key Advisers and the Sub-Adviser have represented that they possess the legal authority to perform the investment advisory services contemplated therein and described in this Prospectus. Key Trust Company of Ohio, N.A. and its affiliates also believe that they also may perform the services for the Victory Portfolios contemplated by the Shareholder Servicing Agreement with the Victory Portfolios without violating applicable banking laws and regulations. Future changes in federal or state statutes and regulations relating to permissible activities of banks or bank holding companies and their subsidiaries and affiliates, as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations, could change the manner in which Key Advisers, the Sub-Adviser, Key Trust Company of Ohio, N.A. and its affiliates could continue to perform such services for the Victory Portfolios. See the Statement of Additional Information ("Glass-Steagall Act") for further discussion.

EXPENSES

For the fiscal year ended October 31, 1995, the Fund's total operating expenses were [____%] of the Fund's average net assets.

CUSTODIAN

Key Trust Company of Ohio, N.A. serves as custodian for the Fund and receives fees for its services.

INDEPENDENT ACCOUNTS

Coopers & Lybrand L.L.P. serves as the Fund's independent accountants.

                             ADDITIONAL INFORMATION

The Victory Portfolios may issue an unlimited number of shares and classes of the Fund. Shares of each class of the Fund participate equally in dividends and distributions and have equal voting, liquidation and other rights. When issued and paid for, shares will be fully paid and nonassessable by the Victory Portfolios and will have no preference, conversion, exchange or preemptive rights. Shareholders are entitled to one vote for each full share owned and fractional votes for fractional shares owned. For those investors with qualified trust accounts, the trustee will vote the shares at meetings of the Fund's shareholders in accordance with the shareholder's instructions. The trustee will forward to these shareholders all communications received by the trustee, including proxy statements and financial reports. The Victory Portfolios and the Fund are not required to hold annual meetings of shareholders and in ordinary circumstances do not intend to hold such meetings. The Trustees may call special meetings of shareholders for action by shareholder vote as may be required by the 1940 Act or the Victory Portfolio's Delaware Trust Instrument. Under certain circumstances, the Trustees may be removed by action of the Trustees or by the shareholders. Shareholders holding 10% or more of the Victory Portfolios' outstanding shares may call a special meeting of shareholders for the purpose of voting upon the question of removal of Trustees.

The Victory Portfolio's Board of Trustees may authorize the Victory Portfolios to offer other funds which may differ in the types of securities in which their assets may be invested.

Key Advisers, the Sub-Adviser and the Victory Portfolios have adopted Codes of Ethics ( the "Codes") which require investment personnel (a) to pre-clear all personal securities transactions, (b) to file reports regarding such transactions, and (c) to refrain from personally engaging in (i) short-term trading of a security, (ii) transactions involving a security within seven days of a Fund transaction involving the same security, and (iii) transactions involving securities being considered for investment by a Fund. The Codes also prohibit investment personnel from purchasing securities in an initial public offering. Personal trading reports are reviewed periodically by Key Advisers or the Sub-Adviser, and the Board of Trustees reviews annually such reports (including information on any substantial violations of the Codes). Violations of the Codes may result in censure, monetary penalties, suspension or termination of employment.

DELAWARE LAW

The Delaware Business Trust Act provides that a shareholder of a Delaware business trust shall be entitled to the same limitation of personal liability extended to stockholders of Delaware corporations. In light of Delaware law, the nature of the Victory Portfolios' business, and the nature of its assets, management of Victory Portfolios believe that the risk of personal liability to a Fund shareholder would be extremely remote.

In the unlikely event a shareholder is held personally liable for the Victory Portfolios' obligations, the Victory Portfolios is required to use its property to protect or compensate the shareholder. On request, the Victory Portfolios will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Victory Portfolios. Therefore, financial loss resulting from liability as a shareholder will occur only if the Victory Portfolios itself cannot meet its obligations to indemnify shareholders and pay judgments against them.

Delaware law authorizes electronic or telephonic communications between shareholders and the Victory Portfolios. Under Delaware law, the Successor Company has the flexibility to respond to future business contingencies. For example, the Trustees will have the power to incorporate the Victory Portfolios, to merge or consolidate it with another entity, to cause each fund to become a separate trust, and to change the Victory Portfolio's domicile without a shareholder vote. This flexibility could help reduce the expense and frequency of future shareholder meetings for non-investment related issues.

MISCELLANEOUS

Shareholders will receive Semi-Annual Reports, which are unaudited, and Annual Reports, which are audited by independent public accountants, describing the investment operations of the Fund. Each of these reports, when available for a particular fiscal year end or the end of a semi-annual fiscal period, is incorporated herein by reference. The Victory Portfolios may include information in their Annual Reports and Semi-Annual Reports to shareholders that (i) describes general economic trends, (ii) describes general trends within the financial services industry or the mutual fund industry, (iii) describes past or anticipated portfolio holdings for the Fund or (iv) describes investment management strategies for the Victory Portfolios. Such information is provided to inform shareholders of the activities of the Victory Portfolios for the most recent fiscal year or semi-annual fiscal period and to provide the views of Key Advisers, the Sub-Adviser and/or the Victory Portfolios' officers regarding expected trends and strategies.

Inquiries regarding the Victory Portfolios or the Fund may be directed in writing to the Victory Portfolios at Primary Funds Service Corporation, P.O. Box 9741, Providence, RI 02940-9741, or by telephone, toll-free, at 800-539-3863.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS, AND IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE VICTORY PORTFOLIOS OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE VICTORY PORTFOLIOS OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

THE
VICTORY
PORTFOLIOS
INSTITUTIONAL MONEY MARKET FUND



PROSPECTUS              For current yield, purchase, and redemption information,
March 1, 1996                                  call 800-539-FUND or 800-539-3863




THE VICTORY PORTFOLIOS (the "Victory Portfolios") is a registered open-end management investment company that offers investors a selection of money market, fixed-income, municipal bond, domestic and international equity portfolios. This Prospectus relates to the Victory Institutional Money Market Fund (the "Fund") a diversified portfolio. KeyCorp Mutual Fund Advisers, Inc., Cleveland, Ohio, an indirect subsidiary of KeyCorp, is the investment adviser to the Fund ("Key Advisers" or the "Adviser"). Society Asset Management, Inc., Cleveland, Ohio, an indirect subsidiary of KeyCorp, is the investment sub-adviser to the Fund (the "Sub-Adviser" or "Society"). Concord Holding Corporation is the Fund's administrator (the "Administrator"). Victory Broker-Dealer Services, Inc. is the Fund's distributor (the "Distributor").



The Fund seeks to maintain a constant net asset value of $1.00 per unit of beneficial interest. AN INVESTMENT IN THE FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER UNIT.



The Fund seeks to obtain as high a level of current income as is consistent with preserving capital and providing liquidity.



The Fund offers two classes of shares: Institutional Shares and Service Shares. The Institutional Shares class is sold without a sales load or a shareholder servicing fee and is available to certain institutions. The Service Shares class is sold without a sales load but pays a shareholder servicing fee not to exceed 0.25% of the aggregate net assets of that class to bank trust departments and other financial institutions that provide shareholder services.



Please read this Prospectus before investing. It is designed to provide you with information and to help you decide if the Fund's goals match your own. Retain this document for future reference. A Statement of Additional Information (dated March 1, 1996) for the Fund and an audited report for the Fund's fiscal period ended October 31, 1995 have been filed with the Securities and Exchange Commission and are incorporated herein by reference. The Statement of Additional Information is available without charge upon request by calling 800-539-3863.



SHARES OF THE FUND ARE NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT.



THERE CAN BE NO ASSURANCE THAT THE FUND WILL MAINTAIN A STABLE $1.00 SHARE
PRICE.


SHARES OF THE FUND ARE:

o        NOT INSURED BY THE FDIC;

o NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY KEYCORP BANK, ANY OF ITS AFFILIATES, OR ANY OTHER BANK;

o SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION ("COMMISSION"), OR ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE, NOR HAS THE COMMISSION OR ANY SUCH STATE AUTHORITY PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS                                                             PAGE
Summary of Fund Expenses                                                        4
Financial Highlights                                                            5
Investment Objective                                                            7
Investment Policies of the Fund                                                 7
Investment Risks                                                                7
Additional Information Regarding Securities in Which the Fund May Invest        8
Limiting Investment Risks                                                      11
How to Invest, Exchange and Redeem                                             14
Dividends, Distributions and Taxes                                             19
Performance                                                                    21
Fund Organization and Fees                                                     22
Additional Information                                                         24

                            SUMMARY OF FUND EXPENSES


         The table below summarizes the expenses associated with the Fund.
This standard format was developed for use by all mutual funds to help you make your investment decisions. Of course, you should consider this expense information along with other important information in this Prospectus, including the Fund's investment objective, investment policies and risk factors, and financial highlights.


SHAREHOLDER TRANSACTION EXPENSES.(1) These represent charges paid when you purchase or redeem shares of the Fund. See "How to Invest and Redeem".



         Maximum Sales Charge Imposed on Purchases (as a percentage
           of the offering price)                                            None
         Sales Charge Imposed on Reinvested Dividends                        None
         Deferred Sales Charge (as a percentage of original
           purchase price or redemption proceeds, as applicable)             None
         Redemption Fees (as a percentage of amount redeemed,
           if applicable)                                                    None
         Exchange Fee                                                        None



ANNUAL FUND OPERATING EXPENSES AFTER EXPENSE WAIVERS AND REIMBURSEMENTS (AS A PERCENTAGE OF AVERAGE NET ASSETS).



                                                          INSTITUTIONAL     SERVICE
                                                             SHARES         SHARES
                                                             ------         ------
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
Management Fees(2)                                             .10%           .10%
Shareholder Servicing Fee                                     none            .25%
Other Expenses(3)                                              .17%           .17%
                                                               ---            ---
Total Fund Operating Expenses(4)                               .27%           .52%
                                                               ===            ===



(1) Subsidiaries, correspondents, affiliated banks and unaffiliated banks of KeyCorp may charge a customer's account fee for services provided in connection with investment in the Fund. (See "How to Invest and Redeem" in the Prospectus.)



(2) [Key Advisers has agreed to reduce its fees to the extent necessary so that total opreating expenses of the Class A shares do not exceed 0.48% until at least [February 28, 1996]. Absent the voluntary reduction of investment advisory fees, "Management Fees" as a percentage of average daily net assets would be .25%.]



(3) [The Administrator has voluntarily agreed to waive a portion of its Administration Fee. The Administrator may terminate this voluntary waiver at any time at its sole discretion. Absent the voluntary reduction of administration fees "Other Expenses" as a percentage of average daily net assets would be .26%.]



(4) If these voluntary fee reductions referred to in footnotes (2) and (3) above were not in effect, "Total Fund Operating Expenses" as a percentage of average daily net assets would be .51% for Institutional Shares and .76% for Service Shares.



         EXAMPLE: An investor would pay the following expenses on a $1,000 investment, assuming (1) a 5% annual return and (2) full redemption at the end of each time period:



                                                         1 YEAR         3 YEARS        5 YEARS       10 YEARS
                                                         ------         -------        -------       --------
Institutional Money Market--
  Institutional Shares                                      $3             $ 9            $15            $34
Institutional Money Market--
  Service Shares                                            $5             $17            $29            $65



         The purpose of the table above is to assist the investor in understanding the various costs and expenses that an investor in the Fund would bear directly or indirectly. See "Fund Organization and Fees" for a more complete discussion of annual operating expenses of the Fund. The foregoing example is based upon expenses for the fiscal period ended October 31, 1995 and expenses that the Fund is expected to incur during the current fiscal year.
THE FOREGOING EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES, SINCE ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.




                              FINANCIAL HIGHLIGHTS

         The information in the table below sets forth certain financial information with respect to the per-share data and ratios for the Fund and to its predecessor, a Portfolio of The Victory Funds (the "Predecessor Fund"), and (except as indicated) has been audited by Coopers & Lybrand LLP (for the fiscal period ended October 31, 1995) and by KPMG Peat Marwick LLP (for all earlier periods), respectively, whose reports thereon, together with the financial statements of the Fund and the Predecessor Fund are, incorporated by reference into or contained in the Statement of Additional Information. The Predecessor Fund only offered Service Shares.

SELECTED PER-SHARE DATA--SERVICE SHARES



                                                                                   YEARS ENDED APRIL 30,
                                              PERIOD ENDED                         ---------------------
                                               10/31/95*        1995         1994           1993          1992         1991
                                               ---------        ----         ----           ----          ----         ----
NET ASSET VALUE, BEGINNING
  OF PERIOD                              [To be inserted]     $  1.000      $  1.000      $  1.000      $  1.000      $  1.000
Investment Activities:
Net investment income(1)                                         0.050         0.028         0.032         0.051         0.076
Distributions:
  Net investment income                                         (0.050)       (0.028)       (0.032)       (0.051)       (0.076)
                                                              --------      --------      --------      --------      --------
NET ASSET VALUE, END OF PERIOD                                $  1.000      $  1.000      $  1.000      $  1.000      $  1.000
                                                              ========      ========      ========      ========      ========
Total Return                                                      4.91%         2.80%         3.26%         5.21%         7.83%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                         $449,814      $541,229      $155,097      $177,640      $248,515
Ratio of expenses to average
  net assets(1)                                                   0.27%          .55%          .43%          .30%          .30%
Ratio of net investment income to
  average net assets                                              4.91%         2.78%         3.19%         5.06%         7.46%

                                                                                      YEARS ENDED APRIL 30,
                                                                                      ---------------------
                                                                 1990          1989          1988            1987          1986
                                                                 ----          ----          ----            ----          ----
NET ASSET VALUE, BEGINNING
  OF PERIOD                                                    $  1.000      $  1.000      $  1.000        $  1.000       $ 1.000
Investment Activities:
Net investment income(1)                                          0.087         0.082         0.068           0.061         0.075
Distributions:
  Net investment income                                          (0.087)       (0.082)       (0.068)+        (0.061)+      (0.075)+
                                                               --------      --------      --------        --------       -------
NET ASSET VALUE, END OF PERIOD                                 $  1.000      $  1.000      $  1.000        $  1.000       $ 1.000
                                                               ========      ========      ========        ========       =======
Total Return                                                       8.95%         8.46%         6.98%           6.21%         7.72%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                          $178,208      $133,492      $172,151        $106,961       $56,260
Ratio of expenses to average
  net assets(1)                                                     .30%          .29%          .25%            .24%          .39%
Ratio of net investment income to
  average net assets                                               8.63%         8.21%         6.94%+          6.02%+        7.58%+




SELECTED PER-SHARE DATA--INSTITUTIONAL SHARES



                                              Period from
                                              June 5, 1995
                                                   to
                                              10/31/95**
                                              ------------
NET ASSET VALUE, BEGINNING                  [To be Inserted]
  OF PERIOD
Investment Activities:
Net investment income(1)
Distributions:
  Net investment income
NET ASSET VALUE, END OF PERIOD
Total Return
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (thousands)
Ratio of expenses to average
  net assets(1)
Ratio of net investment income to
  average net assets



  (1) During the years ended April 30,  1994, 1993, 1992, 1991, 1990, and 1989 various fees and expenses were voluntarily waived and reimbursed by Key Trust Company and Fidelity Distributors Corporation (the Predecessor Fund's former Administrator), in the amount of $0.001 per share for each of the respective periods. During the year ended April 30, 1995 [various fees and expenses were voluntarily waived and reimbursed by Key Trust Company, Society Asset Management, Inc. and Concord Holding Corporation in the amount of $0.002 per share.] [For the period ended October 31, 1995, a portion of operating expenses equal to ___% of average daily net assets was voluntarily waived and reimbursed by Society and the Administrator.] The ratio of expenses to average net assets had such waivers and reimbursements not occurred is as follows:



Ratios of expenses to average net assets____%.51%.55%.48%.42%
 .44%.43%.36%.25%.24%.39%



+Through March 13, 1988, distributions were declared from the total of net investment income, net realized gain/(loss) on investments and unrealized appreciation (depreciation) of investments. Subsequently, distributions have been declared solely from net investment income.



*The Fund's fiscal year end was changed to the period ending October 31 of each year.

**Commencement of operations.

                              INVESTMENT OBJECTIVE



The Fund's investment objective is to provide a high level of current income, consistent with preservation of shareholders' capital. The investment objective of the Fund is fundamental and may not be changed without a vote of a majority of the Fund's outstanding voting securities (as defined in the Statement of Additional Information). There can be no assurance that the Fund will achieve its investment objective.



                    INVESTMENT POLICIES AND RISK OF FACTORS



The Fund pursues its objective by investing primarily in a portfolio of high-quality, U.S. dollar-denominated money market instruments. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the investment policies described in this prospectus.



The Fund will invest in high-quality, U.S. dollar-denominated money market instruments with remaining maturities of 397 days or less at the time of purchase by the Fund and average maturity, computed on a dollar weighted basis, of 90 days or less:



o obligations of domestic financial institutions consisting of certificates of deposit, bankers' acceptances and time deposits.



o obligations of foreign branches of U.S. banks (Eurodollars) including certificates of deposit, bankers' acceptances and time deposits.



o obligations of the U.S. government or any of its agencies or instrumentalities which may be backed by the credit-worthiness of the issuing agency.



o short-term corporate obligations, consisting of commercial paper, notes, and bonds, with remaining maturities of 397 days or less.



o repurchase agreements with member banks of the Federal Reserve System and primary dealers in U.S. government securities with respect to any security in which the Fund is authorized to invest.



o other short-term debt obligations of domestic issuers discussed in this prospectus.



The Fund will only purchase obligations that at the time of purchase (i) are rated high quality by at least two nationally recognized statistical rating organizations ("NRSRO"); (ii) are rated high quality if rated by only one rating service; or (iii) if unrated, are determined to be of equivalent quality pursuant to procedures reviewed by the Trustees. Obligations that are not rated are not necessarily of lower quality than those which are rated, but may be less marketable and therefore may provide higher yields.



Currently, only obligations in the top two categories are considered to be rated high quality for commercial paper. The two highest rating categories of Duff, Fitch, Moody's and S&P are Duff 1 and Duff 2, Fitch-1 and Fitch-2, Prime-1 and Prime-2, and A-1 and A-2, respectively. Under Rule 2a-7, the Fund is not permitted to invest more than 5% of its total assets in securities that would be considered to be in the second highest rating category, and, subject to this limitation, the Fund may not invest more than the greater of 1% of its total assets or $1 million in such securities of any one issuer. However, the Fund currently has a nonfundamental policy to purchase only commercial paper which is rated in the single highest category by at least one NRSRO as outlined above, or which, if unrated, is deemed to be of equivalent quality pursuant to procedures reviewed by the Trustees. The Fund may purchase an instrument rated below highest quality by a rating service if two other services have given that instrument a highest quality rating, and if Key Advisers or the Sub-Adviser considers that the instrument is of highest quality and presents minimal credit risks.



For other corporate obligations, the two highest rating categories are Duff 1 and Duff 2, AAA and AA by Fitch, Aaa and Aa by Moody's, and AAA and AA by S&P. For a more complete description of these ratings see the Appendix to the Statement of Additional Information.



The Fund will commit no more than 10% of its net assets to illiquid securities, including repurchase agreements maturing in more than seven days, subject to the Fund's fundamental limitation on investments in illiquid securities.



The Fund may invest in obligations of foreign branches of U.S. banks (Eurodollars). Payment of interest and principal upon these obligations may also be affected by governmental action in the country of domicile of the branch (generally referred to as sovereign risk). In addition, evidences of ownership of portfolio securities may be held outside of the U.S. and the Fund may be subject to the risks associated with the holding of such property overseas. Various provisions of federal law governing the establishment and operation of domestic branches do not apply to foreign branches of domestic banks.

Key Advisers or the Sub-Adviser carefully considers these factors when making investments. The Fund does not limit the amount of its assets which can be invested in any one type of instrument or in any foreign country in which a branch of a U.S. bank or the parent of a U.S. branch is located. Investments in obligations of foreign branches of U.S. banks may be subject to an overall limit of 25% of total assets which may be invested in a single industry.



Available cash invested in the Fund earns income at current money market rates while remaining conveniently liquid. In order to provide full liquidity, the Fund will seek to maintain a stable $1.00 share price; limit portfolio average maturity to 90 days or less; buy U.S. dollar-denominated securities which mature in 397 days or less; and buy only high quality securities with minimal credit risks. As required by Rule 2a-7 under the Investment Company Act of 1940, as amended ("Rule 2a-7"), the Fund's Board of Trustees (the "Trustees") will monitor the quality of the Fund's investments.



Of course, a $1.00 share price cannot be guaranteed, but these practices help to minimize any price fluctuations that might result from rising or declining interest rates. Accordingly, while the Fund invests in high quality securities, investors should be aware that an investment is not without risk even if all securities are paid in full at maturity. All money market instruments, including U.S. government securities, can change in value when interest rates or an issuer's creditworthiness changes.



The investment policies of the Fund may be changed without an affirmative vote of the holders of a majority of the Fund's outstanding voting securities unless
(1) a policy is expressly deemed to be a fundamental policy of the Fund or (2) a policy is expressly deemed to be changeable only by such majority vote.



    ADDITIONAL INFORMATION REGARDING SECURITIES IN WHICH THE FUND MAY INVEST



         The following paragraphs provide a brief description of some of the types of securities in which the Fund may invest, the transactions it may make and strategies it may adopt. The Fund may, following notice to its shareholders, take advantage of other investment practices which are not at present contemplated for use by the Fund or which currently are not available but which may be developed, to the extent such investment practices are both consistent with the Fund's investment objective and legally permissible for the Fund. Such investment practices, if they arise, may involve risks which exceed those involved in the activities described in this Prospectus.



MONEY MARKET INSTRUMENTS. Money market instruments refer to short-term, high-quality debt securities, including U.S. government obligations, commercial paper, certificates of deposit, bankers' acceptances, time deposits and short-term corporate obligations. Money market instruments may carry fixed rates of return or have variable or floating interest rates.



COMMERCIAL PAPER. Short-term obligations issued by banks, broker-dealers, corporations and other entities for purposes such as financing their current operations.



CERTIFICATES OF DEPOSIT. Negotiable certificates representing a commercial bank's obligations to repay funds deposited with it, earning specified rates of interest over given periods.



BANKERS' ACCEPTANCES. Negotiable obligations of a bank to pay a draft which has been drawn on it by a customer. These obligations are backed by large banks and usually backed by goods in international trade.



TIME DEPOSITS. Non-negotiable deposits in a banking institution earning a specified interest rate over a given period of time.



SHORT-TERM CORPORATE OBLIGATIONS. Corporate obligations are bonds issued by corporations and other business organizations in order to finance their long-term credit needs. Corporate bonds in which a Fund may invest generally consist of those rated in the two highest rating categories of an NRSRO that possess many favorable investment attributes. In the lower end of this category, credit quality may be more susceptible to potential future changes in circumstances.



WHEN ISSUED AND DELAYED DELIVERY SECURITIES. The Fund does not intend to invest in forward commitments for speculative purposes; however, the Fund may purchase and sell securities on a "when-issued" and "delayed delivery" basis. These are arrangements in which the Fund purchases securities with payment and delivery scheduled for a future date. If completed, the transaction will generally settle within 60 days. Purchases of securities on a "when-issued" or "delayed delivery" basis are subject to market fluctuation and are subject to the risk that the market value may change before the delivery date, which could affect the market value of the Fund's assets. Although the Fund will generally purchase securities on a "when-issued" basis with the intention of acquiring such securities, it may sell such securities before the settlement date if it is deemed advisable. When the Fund is the buyer in such a transaction, it will segregate and maintain cash or high-grade readily marketable debt securities sufficient to pay for such purchase commitments. To the extent the Fund engages in "when-issued" and "delayed delivery" transactions, it will do so only for the purpose of acquiring portfolio securities consistent with the Fund's investment objectives and policies, and not for the purpose of leverage. In "when-issued" and "delayed delivery" transactions, the Fund relies on the seller to complete the transaction. The other party's failure may cause the Fund to miss a price or yield considered advantageous. Ordinarily, the Fund will not earn interest on securities purchased until they are delivered.



VARIABLE AND FLOATING RATE SECURITIES. The Fund may purchase variable and floating rate obligations, including certain participation interests in municipal obligations, which are tax-exempt obligations containing interest rate adjustment formulas that help stabilize their market values. Many variable and floating rate instruments also carry demand features that permit the funds to sell them at par value plus accrued interest on short notice, generally not to exceed seven days. When determining the maturity of a variable or floating rate instrument, the fund may look to the date the demand feature can be exercised, or to the date the interest rate is readjusted, rather than to the final maturity of the instrument.



REPURCHASE AGREEMENTS AND SECURITIES LOANS. In a repurchase agreement, the Fund purchases a security at one price and simultaneously agrees to sell it back at a higher price. The Fund may also make securities loans to broker-dealers and institutional investors. In the event of the bankruptcy of the other party to either a repurchase agreement or a securities loan, the Fund could experience delays in recovering its cash or the securities it lent. To the extent that, in the meantime, the value of the securities purchased had decreased or the value of the securities lent had increased, the Fund could experience a loss. In all cases, Key Advisers or the Sub-Adviser must find the creditworthiness of the other party to the transaction satisfactory. The Fund may invest only in repurchase agreements that are secured by those securities in which it is permitted to invest directly. Repurchase agreements are considered by the staff of the Commission to be loans by the Fund.



REVERSE REPURCHASE AGREEMENTS. In a reverse repurchase agreement, the Fund temporarily transfers possession of a portfolio security to another party, such as a bank or a broker-dealer, in return for cash, and agrees to buy the security back at a future date and price. The Fund can invest the cash it receives or use it to meet redemption requests. If the Fund reinvests the cash at a rate higher than the rate reflected by the terms of the agreement, it may earn additional income. At the same time, the Fund is exposed to greater potential fluctuations in the value of its assets when engaging in reverse repurchase agreements.



At all times that a reverse repurchase agreement is outstanding, the Fund will maintain cash and liquid securities in a segregated account at its custodian bank with a value at least equal to its obligation under the agreement. Securities and other assets held in the segregated account may not be sold while the reverse repurchase agreement is outstanding, unless other suitable assets are substituted. While Key Advisers or the Sub-Adviser does not consider reverse repurchase agreements to involve borrowing money, reverse repurchase agreements will be included within the aggregate limitation on "borrowings" contained in the Fund's fundamental limitation. (See the Statement of Additional Information.)



PARTICIPATION INTERESTS. The Fund may purchase interests in securities from financial institutions such as commercial and investment banks, savings and loan associations and insurance companies. These interests may take the form of participation, beneficial interests in a trust, partnership interests or any other form of indirect ownership. The Fund invests in these participation interests in order to obtain credit enhancement or demand features that would not be available through direct ownership of the underlying securities.



EXTENDIBLE DEBT SECURITIES. The Fund may purchase extendible debt securities. Extendible debt securities purchased by the Fund are securities that can be retired at the option of a Fund at various dates prior to maturity. In calculating average portfolio maturity, the Fund may treat extendible debt securities as maturing on the next optional retirement date.



MASTER DEMAND NOTES. Master demand notes are unsecured obligations that permit the investment of fluctuating amounts by the Fund at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the issuer as borrower.



MORTGAGE-BACKED SECURITIES. Mortgage-backed securities purchased by the Fund are securities issued or guaranteed by agencies or instrumentalities of the U.S. government and non-government entities such as banks, mortgage lenders, or other financial institutions. A mortgage-backed security may be an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage-backed securities make payments of both principal and interest at a variety of intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-backed securities are based on different types of mortgages including those on commercial real estate or residential properties. Other types of mortgage-backed securities will likely be developed in the future, and the Fund may invest in them if Key Advisers or the Sub-Adviser determines they are consistent with the Fund's investment objective and policies. The Fund will not acquire "residual" interests in real estate mortgage investment conduits ("REMICs") under current tax law in order to avoid certain potential adverse tax consequences.



The value of mortgage-backed securities may change due to shifts in the market's perception of issuers. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Non-government, mortgage-backed securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. Mortgage-backed securities are subject to prepayment risk. Prepayment, which occurs when unscheduled or early payments are made on the underlying mortgages, may shorten the effective maturities of these securities and may lower their total returns. The rate of prepayments is generally expected to increase in periods of declining interest rates. Consequently, in such periods, some of the Fund's higher-yielding securities may be converted to cash, and the Fund will be forced to accept lower interest rates when that cash is used to purchase additional securities.



ZERO COUPON BONDS. The Fund may purchase zero coupon bonds. Zero coupon bonds purchased by the Fund do not make interest payments; instead, they are sold at a deep discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be very volatile when interest rates change. In calculating its daily dividend and in complying with federal tax distribution requirements, the Fund takes into account as income a portion of the difference between a zero coupon bond's purchase price and its face value.



A broker-dealer creates a derivative zero by separating the interest and principal components of a U.S. treasury security and selling them as two individual securities. CATS (Certificates of Accrual on Treasury Securities), TIGRs (Treasury Investment Growth Receipts), and TRs (Treasury Receipts) are examples of derivative zeros. The Fund does not consider these instruments to be U.S. Government securities for certain purposes under the 1940 Act.



STRIPS. The Fund may invest in STRIPS (Separate Trading of Registered Interest and Principal of Securities). The Federal Reserve Bank creates STRIPS by separating the interest and principal components of an outstanding U.S. Treasury bond and selling them as individual securities. Bonds issued by the Resolution Funding Corporation and the Financing Corporation can also be separated in this fashion. Original issue zeros are zero coupon securities originally issued by the U.S. government, a government agency or a corporation in zero coupon form.



U.S. GOVERNMENT OBLIGATIONS. U.S. Government Obligations are debt securities issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. government. Not all U.S. government obligations are backed by the full faith and credit of the United States. For example, securities issued by the Federal Farm Credit Bank or by the Federal National Mortgage Association are supported by the agency's right to borrow money from the U.S. Treasury under certain circumstances. Securities issued by the Federal Home Loan Banks are supported only by the credit of the agency. There is no guarantee that the government will support these types of securities, and therefore they involve more risk than government obligations which are backed by the full faith and credit of the United States.



INVESTMENT COMPANY SECURITIES. The Fund may invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the securities of any one investment company or invest more than 10% of its total assets in the securities of other investment companies. Key Advisers and/or the Sub-Adviser will waive its investment advisory fee attributable to the Fund's assets invested in a fund of the Victory Portfolios to the extent such fees are duplicated. To the extent required by the laws of any state in which shares of a fund of the Victory Portfolios are sold, Key Advisers and/or the Sub-Adviser will waive its investment advisory fee as to all assets invested in other investment companies. Because such other investment companies employ an investment adviser, such investment by the Fund will cause shareholders to bear duplicative fees, such as management fees, to the extent such fees are not waived by Key Advisers and/or the Sub-Adviser.
The Fund will invest only in the securities of money market funds which invest only in securities of equal or higher short-term ratings.



         Short-Term Funding Agreements. The Fund may invest in short-term funding agreements (sometimes referred to as "GICs") issued by insurance companies. Pursuant to a short-term funding agreement, the Fund invests an amount of cash with an insurance company and the insurance company credits such investment on a monthly basis with guaranteed interest which is based on a index. Short-term funding agreements provide that this guaranteed interest will not be less than a certain minimum rate. The Fund will purchase a short-term funding agreement only when Key Advisers and the Sub-Adviser have determined, under guidelines established by the Victory Portfolios' Board of Trustees, that the agreement presents minimal credit risks to the Fund and is of comparable quality to instruments that possess the highest short-term rating from an NRSRO not affiliated with the issuer or guarantor of the instrument. The Fund may receive all principal and accrued interest on a short-term funding agreement at any time upon thirty days' written notice. Because the Fund may not receive the principal amount of a short-term funding agreement from the insurance company on seven days' notice or less, a short-term funding agreement is considered an illiquid investment and, together with other instruments in the Fund which are not readily marketable, will not exceed 10% of the Fund's total assets.



                           LIMITING INVESTMENT RISKS



The Fund follows specific guidelines in buying portfolio securities:



1. (a) The Fund may borrow money solely for temporary or emergency purposes, but not in an amount exceeding 33 1/3% of its total assets.
         (b) The Fund may borrow money from banks or by engaging in reverse repurchase agreements. (c) The fund will not purchase securities when borrowings exceed 5% of its total assets. If the Fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. To this extent, purchasing securities when borrowings are outstanding may involve an element of leverage.



2. The Fund will not purchase a security if, as a result, more than 10% of its net assets would be invested in illiquid securities. The Fund may invest up to 10% of its net assets in illiquid investments (investments that cannot be readily sold within seven days in the usual course of business at approximately the price at which the Fund has valued them), including restricted securities deemed to be illiquid. Under the supervision of the Trustees, Key Advisers or the Sub-Adviser determines the liquidity of the Fund's investments. The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Fund to sell them promptly at an acceptable price.



In addition, the Fund has certain other limitations. The Fund will not purchase a security other than U.S. government securities if, as a result: (a) with respect to 75% of total assets, more than 5% of total assets would be invested in the securities of any one issuer (with respect to the remaining 25% of total assets, the Fund may invest an amount equal to 10% of total assets in bankers' acceptances, certificates of deposit and time deposits of a single bank); however, as a matter of nonfundamental policy, the Fund will limit the percentage allocation of its investments so as to comply with Rule 2a-7, which generally limits to 5% of total assets the amount which may be invested in the securities of any one issuer; or (b) more than 25% of total assets would be invested in a particular industry, except that the Fund may invest more than 25% of total assets in the securities of banks.



Currently, the Commission defines the term "bank" to include U.S. banks and their foreign branches if, in the case of foreign branches, the parent U.S. bank is unconditionally liable for such obligations. These limitations do not apply to obligations of the U.S. government or any of its agencies or instrumentalities. The Fund does not consider utilities or companies engaged in finance generally to be one industry. Finance companies will be considered a part of the industry they finance (e.g., GMAC--auto; VISA--credit cards). Utilities will be divided according to the types of services they provide; for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.



The Fund may borrow money from banks or by engaging in reverse repurchase agreements, but not in an amount equal to or exceeding 33 1/3% of the current value of its total assets.



As a matter of operating policy, the Fund does not intend to purchase securities for investment during periods when the sum of temporary bank borrowings and reverse repurchase agreements entered into to facilitate redemptions exceeds 5% of its total assets. This operating policy is not fundamental and may be changed without shareholder notification.



Whenever an investment policy or limitation states a maximum percentage of the Fund's assets that may be invested, such percentage limitation will be determined immediately after and as a result of the investment, except in the case of borrowing (or other activities that may be deemed to result in issuance of a "senior security" under the 1940 Act). Any subsequent change in values, assets or other circumstances will not be considered when determining whether the investment complies with the Fund's investment policies and limitations. If the value of Fund's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board of Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity.



PORTFOLIO TRANSACTIONS AND BROKERAGE



The Sub-Adviser is responsible for decisions to buy and sell securities for the Fund, broker-dealer selection and negotiation of commission rates. Since purchases and sales of portfolio securities by the Fund are usually principal transactions, the Fund incurs little or no brokerage commissions. Fund securities are normally purchased directly from the issuer or from a market maker for the securities. The purchase price paid to dealers serving as market makers may include a spread between the bid and asked prices. The Fund may also purchase securities from underwriters at prices which include a concession paid by the issuer to the underwriter.



The Sub-Adviser's primary consideration in effecting a security transaction is to obtain the best net price and the most favorable execution of the order. To the extent that the executions and prices offered by more than one dealer are comparable, the Sub-Adviser may, in its discretion, effect transactions with dealers that furnish statistical, research or other information or services which are deemed by the Sub- Adviser to be beneficial to the Fund's investment program. Certain research services furnished by dealers may be useful to the Sub-Adviser with respect to clients other than the Fund. Similarly, any research services received by the Sub-Adviser through placement of portfolio transactions of other clients may be of value to the Sub-Adviser in fulfilling its obligations to the Fund.


                       HOW TO INVEST, EXCHANGE AND REDEEM

The Institutional Shares and the Service Shares may be purchased directly or through an Investment Professional. Investment Professionals are securities brokers or other financial institutions that have entered into selling or servicing agreements with the Fund or the Distributor. The Institutional Shares and the Service Shares are also available to clients of bank trust departments who have qualified trust accounts. The minimum initial investment in the Fund is $1,000,000. The minimum subsequent investment is $25. Accounts set up through a bank trust department or an Investment Professional may be subject to different minimums.

INVESTING THROUGH YOUR INVESTMENT PROFESSIONAL

The Institutional Shares and the Service Shares are offered continuously to investors who engage an Investment Professional for investment advice and may be purchased at an offering price equal to the net asset value ("NAV" as defined below under "Share Price") next determined after the Transfer Agent receives an investor's purchase order. If you are investing through your Investment Professional, you may be required to set up a brokerage or agency account. Call your Investment Professional for information in establishing an account. Your Investment Professional will notify you whether subsequent trades should be directed to the Investment Professional or directly to the Fund's Transfer Agent. If you are purchasing shares of the Fund through a program of services offered or administered by your Investment Professional, you should read the program materials in conjunction with this Prospectus. Certain features of the Fund may be modified by the Investment Professional in these programs and charges may be imposed for the services rendered. Your Investment Professional may offer any or all of the services mentioned in this section. Contact your Investment Professional for information on these services.

INVESTING THROUGH YOUR BANK TRUST DEPARTMENT

Your bank trust department may require a minimum investment and may charge additional fees. Fee schedules for such accounts are available upon request and are detailed in the agreements by which a client opens the desired account. Your bank trust department may require a completed and signed application for the Fund in which an investment is made. Additional documents may be required from corporations, associations, and certain fiduciaries. Any account information, such as balances, should be obtained through your bank trust department. Additional purchases, exchanges or redemptions should also be coordinated through your bank trust department. Contact your bank trust department for instructions.


The services rendered by your bank trust department, including affiliates of Key Advisers or the Sub-Adviser, in the management of their accounts are not duplicative of any of the services for which Key Advisers or the Sub-Adviser as the investment adviser and sub-adviser, respectively, is compensated for advising the Fund. The charges paid by clients of bank trust departments, or their affiliates, should be considered in calculating the net yield and return on investments in the Fund, although such charges do not affect the Fund's dividends and distributions.


INVESTING DIRECTLY

BY MAIL: You may purchase shares by completing and signing an account application (initial purchase only) and mailing it, together with a check (or other negotiable bank draft or money order) in the amount of at least the minimum investment requirement to, The Victory Institutional Money Market Fund, Primary Funds Service Corporation, P.O. Box 9741, Providence, RI 02940-9741. Subsequent purchases may be made in the same manner.

BY WIRE: Call the Transfer Agent at 800-539-3863 to set up your Fund account to accommodate wire transactions. YOU MUST CALL TO NOTIFY THE TRANSFER AGENT BEFORE WIRING FUNDS. If you call the Transfer Agent before 2:00 p.m., Eastern time, and your wire is received that day, you will earn that day's dividend. If you call the Transfer Agent after 2:00 p.m. but before 4:00 p.m. Eastern Time, your purchase will be processed at the closing NAV (usually 4:00 p.m.) and you will begin to earn dividends on the first business day following receipt of your wire.

Federal funds (monies transferred from one bank to another through the Federal Reserve System with same-day availability) should be wired to:

         Boston Safe Deposit & Trust Co.
         ABA #011001234
         Credit PFSC DDA #16-918-8
         The Victory Portfolios:  The Institutional Money Market Fund

You must include your account number, your name(s), tax identification number(s) and the control number assigned by the Transfer Agent. The Fund does not impose a fee for wire transactions, although your bank may charge you a fee for this service.

SHAREHOLDER SERVICE AGREEMENTS - SERVICE SHARES

The Fund may enter into Shareholder Service Agreements with bank trust departments and other financial institutions ("Investment Professionals") to pay costs incurred in connection with the personal service and maintenance of accounts that hold Service Class Fund shares. Services to be provided to Service Class shareholders include, among other things, account maintenance, including responding to shareholder inquiries, directing shareholder communications, account balances, maintenance and dividend policy. Payments are made quarterly at an annual rate not to exceed 0.25% of the average annual net assets of the Service Class Fund shares held in accounts of the investment professional of its customers.

INVESTMENT REQUIREMENTS

All purchases must be made in U.S. dollars. Checks must be drawn on U.S. banks. No cash will be accepted. If you make a purchase with more than one check, each check must have a value of at least $25, and the minimum investment requirement still applies. The Fund reserves the right to limit the number of checks processed at one time. If your check does not clear, your purchase may be canceled and you could be liable for any losses or fees incurred. Payment for the purchase is expected at the time of the order. If payment is not received within three business days of the date of the order, the order will be canceled, and you could be held liable for resulting fees and/or losses.

You may initiate any transaction by telephone either through your bank trust department or through your Investment Professional or call the Transfer Agent at 800-539-3863. Subsequent investments by telephone may be made directly or through procedures established by your bank trust department or Investment Professional. See "Redeeming Shares--By Telephone" for more information about telephone transactions.

SPECIAL INVESTOR SERVICES

THE SYSTEMATIC INVESTMENT PLAN. You may make regular investments in the Fund and all other funds of the Victory Portfolios and Victory Shares (collectively, the "Victory Group") with the Systematic Investment Plan by completing the appropriate section of the account application and attaching a voided personal check with your bank's magnetic ink coding number across the front. If your
bank account is jointly owned, be sure that all owners sign.   You must first
meet the Fund's initial investment requirement of $500, then investments may be made monthly by automatically deducting $25 or more from your bank checking account. For officers, trustees, directors and employees, including retired directors and employees, of the Victory Group, KeyCorp and its affiliates, and the Administrator and its affiliates (and family members of each of the foregoing, i.e., parents and children) who participate in the Systematic Investment Plan, there is no minimum initial investment required. You may change the amount of your monthly purchase at any time. Your bank checking account will be debited on the date indicated on your Account Application. Shares will be purchased at the offering price next determined following receipt of the order by the Transfer Agent. You may cancel the Systematic Investment Plan at any time without payment of a cancellation fee. Your monthly account statement will reflect systematic investment transactions and a debit entry will appear on your bank statement.

EXCHANGING SHARES

An exchange is the redemption of shares of one fund and the purchase of shares of another. The exchange privilege is a convenient way to sell and buy shares of other funds registered in your state. Shares of the Fund may be exchanged for shares of another fund of the Victory Group. Exchanges into a fund with a sales charge from the Fund will be processed at the offering price, unless the shares of the Fund that you wish to exchange were acquired by exchanging shares of a fund of the Victory Group that were originally purchased subject to a sales charge; in that event, the shares will be exchanged on the basis of current net asset values plus any difference in the sales charge originally paid and the sales charge applicable to the shares you wish to acquire through the exchange.

You may execute exchange transactions by calling either your Investment Professional, your bank trust department or the Transfer Agent at 800-539-3863 prior to Valuation Time (generally 4:00 p.m. Eastern time) on any Business Day, as defined below. When making an exchange or opening an account in another fund by exchange, the registration and tax identification numbers of the two accounts must be identical. In order to open an account through exchange, the applicable minimum initial investment must be met. It is the Fund's policy to mail to you at your address of record, within five business days after any telephone call transaction, a written confirmation of the transaction. All calls will be recorded for your protection. See "Redeeming Shares--By Telephone" for more information about telephone transactions.

Each exchange may produce a gain or loss for tax purposes. The exchange privilege is an important benefit. However, in order to protect the Fund's performance and its shareholders, the Victory Portfolios discourages frequent exchange activity in response to short-term market fluctuations. The Fund reserves the right to refuse any specific purchase order, including certain purchases by exchange if, in the Victory Portfolios' opinion, the Fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise be affected adversely. Exchanges or purchase orders may be restricted or refused if the Fund receives or anticipates individual or simultaneous orders affecting significant portions of the Fund's assets. Although the Fund will attempt to give prior notice whenever it is reasonably able to do so, it may impose these restrictions at any time. The Fund reserves the right to modify or withdraw the exchange privilege, and to suspend the offering of shares in any class upon 60 days written notice to shareholders. The exchange privilege is only available in states where the exchange can legally be made.

REDEEMING SHARES

You may redeem all or a portion of your shares on any day that the Fund is open for business (a "Business Day" below). Shares will be redeemed at the NAV next calculated after the Transfer Agent has received the redemption request.

You may redeem shares in several ways:

BY MAIL:  Send a written request to:   The Victory Portfolios:
                                       Institutional Money Market Fund
                                       P.O. Box 9741
                                       Providence, RI 02940-9741

Write a "letter of instruction" with your name, the Fund's name, your Fund account number, the dollar amount or number of shares to be redeemed, and any additional requirements that apply to each particular account. You will need the letter of instruction signed by all persons required to sign for transactions, exactly as their names appear on the account application. A signature guarantee is required if: you wish to redeem more than $10,000 worth of shares; your Fund account registration has changed within the last 60 days; the check is not being mailed to the address on your account; the check is not being made out to the account owner; or, if the redemption proceeds are being transferred to another Victory Group account with a different registration.
The following institutions should be able to provide you with a signature guarantee: banks, brokers, dealers, credit unions (if authorized under state law), securities exchanges and associations, clearing agencies, and savings associations. A signature guarantee may not be provided by a notary public. A signature guarantee is designed to protect you, the Fund, and its agents from fraud. The Transfer Agent reserves the right to reject any signature guarantee if (1) it has reason to believe that the signature is not genuine, (2) it has reason to believe that the transaction would otherwise be improper, or (3) the guarantor institution is a broker or dealer that is neither a member of a clearing corporation nor maintains net capital of at least $100,000.

BY WIRE: You may make redemptions by wire provided you have established a Fund account to accommodate wire transactions. If telephone instructions are received before Valuation Time (generally 2:00 p.m. Eastern time), proceeds of the redemption for the Fund will be wired as federal funds on the same Business Day (as defined in "Share Price") to the bank account designated with the Transfer Agent. You may change the bank account designated to receive an amount redeemed at any time by sending a letter of instruction with a signature guarantee to the Transfer Agent, Primary Funds Service Corporation at P. O. Box 9741, Providence, RI 02940-9741.

BY TELEPHONE: To redeem by telephone, you may call the Transfer Agent toll free at 800-539-3863 or call your Investment Professional or bank trust department. Generally, neither the Fund, the bank trust department nor the Transfer Agent will be responsible for any claims, losses or expenses for acting on telephone instructions that they reasonably believe to be genuine. The Transfer Agent and the Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine and if they do not employ reasonable procedures they may be liable for any losses due to unauthorized or fraudulent instructions. The identification procedures may include, but are not limited to, the following: account number, registration and address, personalized security codes, taxpayer identification number and other information particular to the account. Your Investment Professional, bank trust department or the Transfer Agent may also record calls, and you should verify the accuracy of your confirmation or statements immediately after you receive them. See "How to Invest, Exchange and Redeem--Exchanging Shares," for additional information with respect to losses resulting from unauthorized telephone transactions.

CHECK WRITING: Check writing service is available to shareholders of the Fund, whereby a shareholder may write checks on his or her Fund account for $100 or more. Shareholders must comply with minimum balance requirements in order to maintain check writing privileges. A shareholder will receive a supply of checks once a signature card is received by the Fund. The check may be made payable to any person, and the shareholder's account will continue to earn dividends until the check clears. Because of the difficulty of determining in advance the exact value of an account, a shareholder may not use a check to close an account. The shareholder's account will be charged a fee for stopping payment of a check upon the shareholder's request, if the check cannot be honored because of insufficient funds (or other valid reasons), or in accordance with any schedule of fees set forth in the account application. Shareholders should call the Transfer Agent at 800-539-3863 to inquire as to the availability of the check writing service and to receive a check writing signature card.

THE SYSTEMATIC WITHDRAWAL PLAN: You can make regular withdrawals from your account in any fund of the Victory Group with the Systematic Withdrawal Plan by completing the appropriate section of the account application. If you own shares in a fund worth $_________ or more, you can have checks sent from your account directly to you, to a person named by you, or to your bank checking account on a monthly, quarterly, semi-annual or annual basis. The required minimum withdrawal is $25. If you are having checks sent to your bank checking account, attach a voided personal check with your bank's magnetic coding number across the front of the account application. If your bank checking account is jointly owned, be sure that all owners sign the application. If your account is jointly owned be sure that all owners sign the application. You may obtain information about the Systematic Withdrawal Plan by contacting your Investment Professional. Your Systematic Withdrawal Plan payments are drawn from share redemptions. If Systematic Withdrawal Plan redemptions exceed dividend distributions paid on your Fund shares, your Fund account eventually may be exhausted.

Your account will be debited on the date you indicate on your account application. Shares will be redeemed at the NAV as determined on the debit date indicated on your account application. You may cancel the Systematic Withdrawal Plan at any time without payment of a cancellation fee. Each Systematic Withdrawal Plan transaction will appear as a debit entry on your monthly account statement.

ADDITIONAL REDEMPTION REQUIREMENTS: The Fund may withhold payment on redemptions until it is reasonably satisfied that investments made by check have been collected, which can take up to 15 days. Also, when the NYSE is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closings, or under any emergency circumstances as determined by the Commission to merit such action, the right of redemption may be suspended or the date of payment postponed for a period of time that may exceed 7 days. In addition, the Fund reserves the right to advance the time on that day by which purchase and redemption orders must be received. To the extent that portfolio securities are traded in other markets on days when the NYSE is closed, the Fund's NAV may be affected on days when investors do not have access to the Fund to purchase or redeem shares.

If you are unable to reach the Transfer Agent by telephone (for example, during times of unusual market activity), consider placing your order by mail directly to the Transfer Agent. In case of suspension of the right of redemption, you may either withdraw your request for redemption or receive payment based on the NAV next determined after the termination of the suspension. If your balance in the Fund falls below $500, you may be given 60 days' notice to reestablish the minimum balance (except with respect to officers, trustees, directors and employees, including retired directors and employees, of the Victory Portfolios, KeyCorp and its affiliates, and the Administrator and its affiliates (and family members of each of the foregoing, i.e., parents, children and household members) participating in the Systematic Investment Plan, to whom no minimum balance requirement applies). If you do not increase your balance, your account may be closed and the proceeds mailed to you at the address on record. Shares will be redeemed at the last calculated NAV on the day the account is closed.

SHARE PRICE

The term "net asset value per share," or "NAV", means the value of one share. The NAV is calculated by adding the value of all the Fund's investments, plus cash and other assets, deducting liabilities, and then dividing the result by the number of shares outstanding. The Fund is open for business each Business Day. A "Business Day" is a day on which the NYSE is open for trading, the Federal Reserve Bank of Cleveland is open, and any other day (other than a day on which no shares of the Fund are tendered for redemption and no order to purchase any shares is received) during which there is sufficient trading in its portfolio instruments that the Fund's net asset value per share might be materially affected. The NYSE or the Federal Reserve Bank of Cleveland will not be open in observance of the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans' Day, Thanksgiving Day, and Christmas Day. The NAV of the Fund is calculated twice daily, at 2:00 p.m. Eastern time, and at the close of the Fund's Business Day, which coincides with the close of normal trading of the NYSE (normally 4:00 p.m. Eastern time).

The Fund's securities are valued on the basis of amortized cost. This means valuation assumes a steady rate of payment from the date of purchase until maturity instead of looking at actual changes in market value. Although the Fund seeks to maintain an NAV of $1.00, there can be no assurance that it will be able to do so.


                       DIVIDENDS, DISTRIBUTIONS AND TAXES

DISTRIBUTIONS

The Fund distributes substantially all of its net investment income and net capital gains, if any, to shareholders within each calendar year as well as on a fiscal year basis to the extent necessary to qualify for favorable federal tax treatment. The Fund accrues and declares dividends from its net investment income daily and pays such dividends on or around the second Business Day of the succeeding month.

DISTRIBUTION OPTIONS

When you fill out your account application, you can specify how you want to receive your dividend distributions. Currently, there are five available options:

1. REINVESTMENT OPTION. Your income and capital gain dividends, if any, will be automatically reinvested in additional shares of the Fund. Income and capital gain dividends will be reinvested at the net asset value of your class of shares of the Fund as of the day after the dividend payment date. If you do not indicate a choice on your application, you will be assigned this option.

2. CASH OPTION. You will receive a check for each income or capital gain dividend, if any. Distribution checks will be mailed no later than 7 days after the last day of the preceding month.

3. INCOME EARNED OPTION. You will have your capital gain dividend distributions, if any, reinvested automatically in the Fund and have your income dividends paid in cash.

4. DIRECTED DIVIDENDS OPTION. You will have income and capital gain dividends, or only capital gain dividends, automatically reinvested in shares of another fund of the Victory Group. Shares will be purchased as of the dividend payment date. If you are reinvesting dividends of a fund sold without a sales charge in shares of a fund sold with a sales charge, the shares will be purchased at the offering price. If you are reinvesting dividends of a fund sold with a sales charge in shares of a fund sold with or without a sales charge, the shares will be purchased at net asset value. Dividend distributions can be directed only to an existing account with a registration that is identical to that of your Fund account.

5. DIRECTED BANK ACCOUNT OPTION. You will have your income and capital gain dividends, or only your income dividends, automatically transferred to your bank checking or savings account. The amount will be determined on the dividend record date and will normally be transferred to your account within 7 days of the dividend payment date. Dividend distributions can be directed only to an existing account with a registration that is identical to that of your Fund account. Please call or write the Transfer Agent to learn more about this dividend distribution option.

Any election or revocation of any of the above dividend distribution options may be made in writing to the Fund and sent to Primary Funds Service Corporation, P.O. Box 9741, Providence, RI 02940-9741, or by calling the Transfer Agent at 800-539-3863, and will become effective with respect to dividends having record dates after receipt of the application or request by the Transfer Agent.

Reinvested dividend distributions receive the same tax treatment as dividend distributions paid in cash.

COMPLETE REDEMPTIONS: If you request a complete redemption of all your Fund shares, any dividend accrued to your account will be included in the redemption check.

STATEMENT AND REPORTS: You will receive a monthly statement reflecting all transactions that affect the share balance or the registration of your Fund account. You will receive a confirmation after every transaction that affected the share balance of your Fund account, except for dividend reinvestment, systematic investment and systematic withdrawal transactions. These transactions will be detailed in your Fund account statement. Transactions that affect the share balance of your Fund investment in an account established with an Investment Professional or financial institution will be detailed in regular statements or through confirmation procedures of the financial institution. Certificates representing shares of the Fund will not be issued. An IRS Form 1099-DIV with federal tax information will be mailed to you by January 31 of each tax year and also will be filed with the IRS. At least twice a year, you will receive the Fund's financial reports.


FEDERAL TAXES



The Fund will be treated as a separate entity for federal income tax purposes. The Fund intends to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "IRS Code"), for so long as such qualification is in the best interest of its shareholders. The Fund contemplates declaring as dividends at least 100% of its net investment income and capital gains, if any, for each year. Since all of the Fund's net investment income is expected to be derived from earned interest, it is anticipated that no part of any distribution will be eligible for the dividends received deduction for corporations. The Fund does not expect to realize any long-term capital gains.



To the extent that dividends paid to shareholders are derived from taxable income (for example, interest on certificates of deposit or repurchase agreements) or from capital gains, such dividends will be subject to federal income tax whether received in cash or additional shares and may also be subject to state and local taxes.



Interest income received by direct holders of obligations of the U.S. Government and certain of its agencies and instrumentalities is exempt from state and local income taxation. The Fund's dividend distributions from investment income may, to the extent that such dividend distributions consist of interest from obligations of the U.S. Government and certain of its agencies and instrumentalities, also be exempt from state and local income taxes. The Fund intends to advise shareholders of the proportion of their dividend distributions which consist of such interest. Shareholders are urged to consult their own tax advisers regarding the possible exclusion of a portion of their dividend distributions for state and local income tax purposes in their respective jurisdictions.



Dividends received by shareholders of the Fund in January of a given year will be treated as received on December 31 of the preceding year provided that such dividends were declared to shareholders of record on a date in October, November or December of such preceding year.



The foregoing discussion is limited to federal income tax consequences and is based on tax laws and regulations which are in effect as of the date of this Prospectus; such laws and regulations may be changed by legislative or administrative actions. Additional information regarding federal taxes is contained in the Statement of Additional Information under the headings "ADDITIONAL PURCHASE AND REDEMPTION INFORMATION-- Additional

Tax Information." The foregoing and the additional material in the Statement of Additional Information are only brief summaries of some of the important tax considerations generally affecting the Fund and its shareholders. Accordingly, potential investors are urged to consult their tax advisers with specific reference to their own federal, state and other local tax situation.



The Victory Portfolios will provide shareholders at least annually with information as to the federal income tax consequences of distributions made to them during the year.



                                  PERFORMANCE

From time to time, the Fund's "yield" and "effective yield" for each class of shares may be presented in advertisements, sales literature and in reports to shareholders. The "yield" is based upon the income earned by the Fund over a seven-day period, which is then annualized, i.e., the income earned in the period is assumed to be earned every seven days over a 52-week period and is stated as a percentage of the investment. The "effective yield" is calculated similarly, but when annualized, the income earned by the investment is assumed to be reinvested in shares of the Fund and thus compounded in the course of a 52-week period. The effective yield will be higher than the yield because of the compounding effect of this assumed reinvestment.

In addition, performance information showing the total return may be presented in advertisements, sales literature and in reports to shareholders. Such performance figures are based on historical earnings and are not intended to indicate future performance. Average annual total return and aggregate total return will be calculated over a stated period of more than one year. Average annual total return is measured by comparing the value of an investment in the Fund at the beginning of the relevant period to the redemption value of the investment at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions) and annualizing that figure. Aggregate total return is calculated similarly to average annual total return, the resulting difference is not annualized.

Investors may also judge, and the Victory Portfolios may at times advertise, the performance of the Fund by comparing it to the performance of other mutual funds with comparable investment objectives and policies, which performance may be contained in various unmanaged mutual fund or market indices or rankings such as those prepared by Dow Jones & Co., Inc. and Standard & Poor's Corporation, in publications issued by Lipper Analytical Services, Inc., and in the following publications: IBC/Donoghue's Money Fund Reports, Ibbotson Associates of Chicago, MorningStar, CDA/Wiesenberger, Money Magazine, Forbes, Barron's, The Wall Street Journal, The New York Times, Business Week, American Banker, Fortune, Institutional Investor, U.S.A. Today and local newspapers.
In addition, general information about the Fund that appears in publications such as those mentioned above may also be quoted or reproduced in advertisements or in reports to shareholders.

Performance is a function of the type and quality of instruments held in the portfolio, operating expenses, and market conditions. Consequently, current performance will fluctuate and is not necessarily representative of future results. Any fees charged by service providers with respect to customer accounts for investing in shares of the Victory Portfolios will not be reflected in performance calculations.

Additional performance information for each fund of the Victory Portfolios is included in the Victory Portfolios' Annual Report, which is available free of charge by calling 800-539-3863.



                           FUND ORGANIZATION AND FEES



The Victory Portfolios is an open-end management investment company, commonly known as a mutual fund, and currently consisting of twenty-eight series portfolios, four of which are inactive. The Victory Portfolios has been operating continuously since 1986, when it was created under Massachusetts law as a Massachusetts business trust, although certain of its funds have a prior operating history from their predecessor funds. On February 29, 1996 the Victory Portfolios converted from a Massachusetts business trust to a Delaware business trust. The Victory Portfolios' offices are located at 3435 Stelzer Road, Columbus, OH 43219-3035.



Overall responsibility for management of the Victory Portfolios rests with its Board of Trustees, who are elected by the shareholders of the Victory Portfolios.



REORGANIZATION WITH PREDECESSOR FUND



The Predecessor Fund was a portfolio of The Victory Funds. On April 28, 1995, the shareholders of the Predecessor Fund approved an Agreement and Plan of Reorganization (the

"Reorganization Plan"). Under the Reorganization Plan, the Predecessor Fund transferred all its assets and liabilities to the Fund in exchange for shares of the Fund, which were distributed pro rata to shareholders of the Predecessor Fund, who then became shareholders of the Fund (the "Reorganization"). The Predecessor Fund has ceased operations. The Fund had no assets and did not begin operations until the Reorganization occurred.



INVESTMENT ADVISER AND SUB-ADVISER



Key Advisers is the investment adviser to the Fund. Key Advisers directs the investment of the Victory Portfolios' assets, subject at all times to the supervision of the Victory Portfolio's Board of Trustees. Key Advisers continually conducts investment research and supervision for the Victory Portfolios and is responsible for the purchase or sale of the portfolio instruments.



Key Advisers was organized as an Ohio corporation on July 27, 1995 and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. It is a wholly-owned subsidiary of KeyCorp Asset Management Holdings, Inc., which is a wholly-owned subsidiary of Society National Bank, a wholly-owned subsidiary of KeyCorp. Affiliates of Key Advisers manage approximately $37 billion for numerous clients including large corporate and public retirement plans, Taft-Hartley plans, foundations and endowments, high net worth individuals and mutual funds.



For the services provided and expenses incurred pursuant to its investment advisory agreement with the Victory Portfolios, Key Advisers receives a fee from the Fund, computed daily and paid monthly, at the annual rate of twenty-five one-hundredths of one percent (.25%) of the Fund's average daily net assets. Key Advisers may periodically waive all or a portion of its advisory fee with respect to the Fund to increase the net income of the Fund available for distribution as dividends. Prior to January 1, 1996, the Sub-Adviser (Society Asset Management, Inc.) served as investment adviser to the Fund. During the Fund's fiscal period ended October 31, 1995, the Sub-Adviser received investment advisory fees aggregating .__% of the Fund's average daily net assets.



Under the investment advisory agreement between the Victory Portfolios, on behalf of the Fund, and Key Advisers, Key Advisers may delegate a portion of its responsibilities to a subadviser. In addition, the investment advisory agreement provides that Key Advisers may render services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser of the Fund and are under the common control of KeyCorp as long as all such persons are functioning as part of an organized group of persons, managed by authorized officers of Key Advisers.



Key Advisers has entered into an investment sub-advisory agreement with its affiliate, Society Asset Management, Inc. a registered investment adviser, on behalf of the Fund. The Sub-Adviser is a wholly-owned subsidiary of KeyCorp Asset Management Holdings, Inc. For its services under the investment sub-advisory agreement, Key Advisers pays the Sub-Adviser sub-advisory fees at an annual rate as a percentage of the Fund's average daily net assets as follows: .25% of the first $10 million of average daily net assets; .20% of the next $15 million of average daily net assets; .15% of the next $25 million of average daily net assets; and .125% of average daily net assets in excess of $50 million.



ADMINISTRATOR AND DISTRIBUTOR



Concord Holding Corporation is the Administrator for the Fund, Victory Broker-Dealer Services, Inc. is the Fund's principal underwriter and Distributor.



The Administrator generally assists in all aspects of the Fund's administration and operation. For expenses incurred and services provided as Administrator pursuant to its management and administration agreements with the Victory Portfolios, the Administrator receives a fee from the Fund, computed daily and paid monthly, at an annual rate of fifteen one-hundredths of one percent (.15%) of the Fund's average daily net assets. The Administrator may periodically waive all or a portion of its administrative fee with respect to the Fund to increase the net income of the Fund available for distribution as dividends. During the fiscal period ended October 31, 1995, the Fund paid administration fees aggregating .__% of its average daily net assets.



TRANSFER AGENT AND FUND ACCOUNTANT



Primary Funds Service Corporation, P.O. Box 9741, Providence, RI 02940-9741 serves as the Fund's transfer agent pursuant to a Transfer Agency and Shareholder Service Agreement with the Victory Portfolios and receives a fee for such services based on various criteria, including assets, transactions and the number of accounts. BISYS Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, Ohio 43219, provides certain accounting services for the Fund pursuant to a Fund Accounting Agreement and receives a fee for such services.

SHAREHOLDER SERVICING -- SERVICE SHARES



Shareholder services are provided to the Fund pursuant to agreements between the Victory Portfolios and various shareholder servicing agents, including Key Advisers, the Sub-Adviser and other financial institutions and securities brokers (each a "Shareholder Servicing Agent"). Each Shareholder Servicing Agent generally will provide support services to shareholders by establishing and maintaining accounts and records, processing dividend and distribution payments, providing account information, arranging for bank wires, responding to routine inquires, forwarding shareholder communications, assisting in the processing of purchase, exchange and redemption requests, and assisting shareholders in changing dividend options, account designations and addresses. For expenses incurred and services provided as Shareholder Servicing Agent pursuant to its respective Shareholder Servicing Agreement, the Fund pays each Shareholder Servicing Agent a fee computed daily and paid monthly, in amounts that, in the aggregate, will not exceed twenty-five one-hundredths of one percent (.25%) of the average daily net assets of the Fund per year. A Shareholder Servicing Agent may periodically waive all or a portion of its respective shareholder servicing fees with respect to the Fund to increase the net income of the Fund available for distribution as dividends. During the fiscal period ended October 31, 1995, the Fund paid Shareholder Servicing fees of __% of its average daily net assets.



EFFECT OF BANKING LAWS



Key Advisers and the Sub-Adviser believe that they may perform the investment advisory services for the Fund contemplated by the investment advisory (and sub-advisory agreements (the "Advisory Agreements") for the Fund. In the Advisory Agreements, Key Advisers and the Sub-Adviser have represented that they possess the legal authority to perform the investment advisory services contemplated therein and described in this Prospectus. Key Trust Company of Ohio, N.A. and its affiliates also believe that they may perform the services for the Victory Portfolios contemplated by its Shareholder Servicing Agreement with the Victory Portfolios without violating applicable banking laws or regulations. Future changes in federal or state statutes and regulations relating to permissible activities of banks or bank holding companies and their subsidiaries and affiliates, as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations, could change the manner in which Key Advisers, the Sub-Adviser or Key Trust Company of Ohio, N.A. and its affiliates could continue to perform such services for the Victory Portfolios. See the Statement of Additional Information ("Glass-Steagall Act") for further discussion.



BUSINESS MANAGEMENT AGREEMENT



In connection with its obligations under its investment sub-advisory agreement with Key Advisers, the Sub-Adviser has entered into a Business Management Agreement with Key Advisers pursuant to which Key Advisers provides certain administrative and support services to the Sub-Adviser. Such services include preparing reports to the Company's Board of Trustees, recordkeeping services, and services rendered in connection with the preparation of regulatory filings and other reports, and regulatory and compliance systems and other administrative and support services.



For such services, the Sub-Adviser pays fees to Key Advisers at an annual rate as follows: .20% on the first $10 million of average daily net assets; .15% of the next $15 million of average daily net assets; .10% of the next $25 million of average daily net assets; and .075% of average daily net assets in excess of $50 million.



EXPENSES



For the fiscal period ended October 31, 1995, the Fund's total operating expenses were .__% of the average daily net assets of the Institutional Class and ____ of the average daily net assets of the Service Class.


CUSTODIAN

Key Trust Company of Ohio, N.A. serves as custodian for the Fund and receives a fee for its services.

INDEPENDENT ACCOUNTS

Coopers & Lybrand L.L.P. serves as the Fund's independent accountants.

                             ADDITIONAL INFORMATION



The Victory Portfolios may issue an unlimited number of shares and classes of the Fund. Shares of each class of the Fund participate equally in dividends and distributions and have equal voting, liquidation and other rights. When issued and paid for, shares will be fully paid and nonassessable by the Victory Portfolios and will have no preference, conversion, exchange or preemptive rights. Shareholders are entitled to one vote for each full share owned and fractional votes for fractional shares owned. For those investors with qualified trust accounts established with affiliates of the Adviser, the trustee will vote the shares at meetings of the Fund's shareholders in accordance with the shareholder's instructions or will vote in the same percentage as shares that are not held in trust. The trustee will forward to these shareholders all communications received by the trustee, including proxy statements and financial reports. The Victory Portfolios and the Fund are not required to hold annual meetings of shareholders and in ordinary circumstances do not intend to hold such meetings. The Trustees may call special meetings of shareholders for action by shareholder vote as may be required by the 1940 Act or the Victory Portfolios' Delaware Trust Instrument. Under certain circumstances, the Trustees may be removed by action of the Trustees or by the shareholders. Shareholders holding 10% or more of the Victory Portfolios' outstanding shares may call a special meeting of shareholders for the purpose of voting upon the question of removal of Trustees.



The Victory Portfolio's Board of Trustees may authorize the Victory Portfolios to offer other funds which may differ in the types of securities in which their assets may be invested.



Key Advisers, the Sub-Adviser and the Victory Portfolios have adopted Codes of Ethics (the "Codes") which require investment personnel (a) to pre-clear all personal securities transactions, (b) to file reports regarding such transactions, and (c) to refrain from personally engaging in (i) short-term trading of a security, (ii) transactions involving a security within seven days of a Victory fund transaction involving the same security, and (iii) transactions involving securities being considered for investment by a Victory fund. The Codes also prohibit investment personnel from purchasing securities in an initial public offering. Personal trading reports are reviewed periodically by Key Advisers or the Sub-Adviser, and the Board of Trustees reviews annually such reports (including information on any substantial violations of the Codes). Violations of the Codes may result in censure, monetary penalties, suspension or termination of employment.



DELAWARE LAW



The Delaware Business Trust Act provides that a shareholder of a Delaware business trust shall be entitled to the same limitation of personal liability extended to stockholders of Delaware corporations. In light of Delaware law, the nature of the Victory Portfolios' business, and the nature of its assets, management of the Victory Portfolios believes that the risk of personal liability to a Fund shareholder would be extremely remote.



In the unlikely event a shareholder is held personally liable for the Victory Portfolios' obligations, the Victory Portfolios is required to use its property to protect or compensate the shareholder. On request, the Victory Portfolios will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Victory Portfolios. Therefore, financial loss resulting from liability as a shareholder will occur only if the Victory Portfolios itself cannot meet its obligations to indemnify shareholders and pay judgments against them.



Delaware law authorizes electronic or telephonic communications between shareholders and the Victory Portfolios. Under Delaware law, the Successor Company has the flexibility to respond to future business contingencies. For example, the Trustees will have the power to incorporate the Victory Portfolios, to merge or consolidate it with another entity, to cause each fund to become a separate trust, and to change the Victory Portfolios' domicile without a shareholder vote. This flexibility could help reduce the expense and frequency of future shareholder meetings for non-investment related issues.



MISCELLANEOUS



Shareholders will receive Semi-Annual Reports, which are unaudited, and Annual Reports, which are audited by independent public accountants, describing the investment operations of the Fund. Each of these reports, when available for a particular fiscal year end or the end of a semi- annual fiscal period, is incorporated herein by reference. The Victory Portfolios may include information in their Annual Reports and Semi-Annual Reports to shareholders that (i) describes general economic trends, (ii) describes general trends within the financial services industry or the mutual fund industry, (iii) describes past or anticipated portfolio holdings for the Fund or (iv) describes investment management strategies for the Victory Portfolios. Such information is provided to inform shareholders of the activities of the Victory Portfolios for the most recent fiscal year or end and to provide the views of Key Advisers, the Sub-Adviser and/or the Victory Portfolios' officers regarding expected trends and strategies.



Inquiries regarding the Victory Portfolios or the Fund may be directed in writing to the Victory Portfolios at Primary Funds Service Corporation, P.O. Box 9741, Providence, RI 02940-9741, or by telephone, toll-free, at 800-539-3863.


NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION NOT CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE VICTORY PORTFOLIOS OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE VICTORY PORTFOLIOS OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

THE
Victory
Portfolios
Intermediate Income Fund



Prospectus              For current yield, purchase, and redemption information,
March 1, 1996                                  call 800-539-FUND or 800-539-3863



THE VICTORY PORTFOLIOS (the "Victory Portfolios") is a registered open-end management investment company that offers investors a selection of money market, fixed-income, municipal bond, domestic and international equity portfolios. This Prospectus relates to The Victory Intermediate Income Fund (the "Fund"), a diversified portfolio. KeyCorp Mutual Fund Advisers, Inc., Cleveland, Ohio, an indirect subsidiary of KeyCorp, is the investment adviser to the Fund ("Key Advisers" or the "Adviser"). Society Asset Management, Inc., Cleveland, Ohio, an indirect subsidiary of KeyCorp, is the investment sub-adviser to the Fund (the "Sub-Adviser" or "Society"). Concord Holding Corporation is the Fund's administrator (the "Administrator"). Victory Broker-Dealer Services, Inc. is the Fund's distributor (the "Distributor").



The Victory Intermediate Income Fund seeks to provide a high level of income. The Fund pursues this objective by investing in debt securities issued by corporations and the U.S. Government and its agencies or instrumentalities.



Please read this Prospectus before investing. It is designed to provide you with information and to help you decide if the Fund's goals match your own. Retain this document for future reference. A Statement of Additional Information (dated March 1, 1996) for the Fund and an annual report for the Fund's fiscal year ended October 31, 1995 has been filed with the Securities and Exchange Commission and is incorporated herein by reference. The Statement of Additional Information is available without charge upon request by calling 800-539-3863.


SHARES OF THE FUND ARE:

-        NOT INSURED BY THE FDIC;

- NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY KEYCORP BANK, ANY OF ITS AFFILIATES, OR ANY OTHER BANK;

- SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION ("COMMISSION") OR ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE, NOR HAS THE COMMISSION OR ANY SUCH STATE AUTHORITY PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



TABLE OF CONTENTS                                                           PAGE
                                                                            ----
Summary of Fund Expenses                                                       2
Financial Highlights                                                           3
The Fund's Investment Objective                                                4
The Fund's Investment Policies and Risk Factors                                4
How to Invest, Exchange and Redeem                                            12
Dividends, Distributions and Taxes                                            21
Performance                                                                   24
Fund Organization and Fees                                                    25
Additional Information                                                        28


                            SUMMARY OF FUND EXPENSES

The table below summarizes the expenses associated with the Fund. This standard format was developed for use by all mutual funds to help you make your investment decisions. Of course, you should consider this expense information along with other important information in this Prospectus including the Portfolio's investment objective.


SHAREHOLDER TRANSACTION EXPENSES(1)




Maximum Sales Load Imposed on Purchases
  (as a percentage of offering price)                                      4.75%
Maximum Sales Load Imposed on Reinvested Dividends                         None
Deferred Sales Load                                                        None
Redemption Fees                                                            None
Exchange Fee                                                               None



ANNUAL FUND OPERATING EXPENSES, AFTER EXPENSE WAIVERS AND REIMBURSEMENTS (AS A PERCENTAGE OF AVERAGE NET ASSETS)



Management Fees(2)                                                          .57%
Administration Fee                                                          .15%
Other Expenses(3)                                                           .23%
                                                                            ---
Total Fund Operating Expenses(3)                                            .95%
                                                                            ===




(1) Subsidiaries, correspondents, affiliated banks, and non-bank affiliates of KeyCorp may charge a Customer's account fees for automatic investment and other cash management services provided in connection with an investment in the Fund. (See "How to Invest, Exchange and Redeem".)



(2) Key Advisers [and the Administrator] have agreed to reduce their fees and/or reimburse expenses [for the indefinite future].



(3) These amounts include an estimate of the shareholder servicing fees the Fund expects to pay. (See "Fund Organization and Fees - Shareholder Servicing".)



EXAMPLE: You would pay the following expenses on a $1,000 investment, assuming
(1) 95% annual return and (2) full redemption at the end of each time period.




                  1 YEAR      3 YEARS      5 YEARS      10 YEARS
                  ------      -------      -------      --------
                   $57         $76          $98           $159



The purpose of the table above is to assist the investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. See "Fund Organization and Fees" for a more complete discussion of annual operating expenses of the Fund. THE FOREGOING EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                              FINANCIAL HIGHLIGHTS



THE FUND'S FINANCIAL HISTORY



The table below sets forth certain financial information with respect to the financial highlights for the Victory Intermediate Income Fund for the period indicated. The information below (except as indicated) has been derived from financial statements audited by Coopers & Lybrand L.L.P. independent accountants for the Victory Portfolios, whose report thereon is incorporated by reference into the Statement of Information.



                      THE VICTORY INTERMEDIATE INCOME FUND
                              FINANCIAL HIGHLIGHTS



                                                              SIX MONTHS        DECEMBER 10,
                                       YEAR ENDED                ENDED             1993 TO
                                       OCTOBER 31,             APRIL 30,         OCTOBER 31,
                                          1995                   1995              1994**
                                       -----------            -----------       ------------
                                                              (Unaudited)

Net Asset Value, Beginning of
  Period                            [To be inserted]           $   9.25           $  10.00
                                                               --------           --------
INVESTMENT ACTIVITIES:
Net investment income                                              0.30               0.52
Net realized and unrealized
  losses on investments                                            0.17              (0.76)
                                                               --------           --------
Total from Investment Activities                                   0.47              (0.24)
                                                               --------           --------
DISTRIBUTIONS:
Net investment income                                             (0.31)             (0.51)
                                                               --------           --------
Net Asset Value, End of Period                                 $   9.41           $   9.25
                                                               ========           ========
TOTAL RETURN (EXCLUDES SALES
  CHARGE)                                                          5.07 %(b)         (2.48)%
(b)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000)                                $133,225           $112,923
Ratio of expenses to average
  net assets                                                       0.81 %(c)
0.79%(b)
Ratio of net investment income to
   average net assets                                              6.65 %(c)
5.77%(c)
Ratio of expenses to average
  net assets*                                                      1.08 %(c)
1.25%(b)
Ratio of net investment income to
   average net assets*                                             6.38 %(c)
Portfolio turnover                                                28.74 %            55.06 %




* During the period the investment advisory, administration and/or shareholder service fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would be as indicated.



**       Period from commencement of operations.



(b)      Aggregate.



(c)      Annualized.

                         THE FUND'S INVESTMENT OBJECTIVE



The investment objective of the Fund is to provide a high level of income. The investment objective of the Fund is fundamental and may not be changed without a vote of the holders of a majority of its outstanding voting securities (as defined in the Statement of Additional Information). There can be no assurance the investment objective of the Fund will be achieved.



                         THE FUND'S INVESTMENT POLICIES



The Fund pursues its objective by investing in debt securities issued by corporations and the U.S. Government and its agencies or instrumentalities.



Under normal market conditions, the Fund will invest at least 65% of the value of its total assets in investment-grade bonds, debentures, notes with remaining maturities at the time of purchase of one year or more, zero-coupon securities, mortgage-related securities, state, municipal or industrial revenue bonds, obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, debt securities convertible into, or exchangeable for, common stocks, first mortgage loans and participation certificates in pools of mortgages issued or guaranteed by the U.S. Government or its agencies or instrumentalities. The Fund will invest in state and municipal securities when, in the opinion of Key Advisers or the Sub-Adviser, their yields are competitive with comparable taxable debt obligations. In addition, up to 20% of the value of the Fund's total assets may be invested in preferred stocks, notes with remaining maturities at the time of purchase of less than one year, short-term debt obligations consisting of commercial paper (including variable amount master demand notes), bankers' acceptances, certificates of deposit and time deposits of domestic and foreign branches of U.S. banks and foreign banks, repurchase agreements, and securities of other investment companies. Some of the securities in which the Fund invests may have warrants or options attached.



Under normal market conditions, the Fund intends to maintain a dollar-weighted average portfolio maturity of approximately three to eight years. However, for temporary defensive purposes, as determined by the Key Advisers or the Sub-Adviser, the Fund may extend or shorten the dollar-weighted average maturity of its portfolio depending upon anticipated changes in interest rates or other relevant market factors.



All instruments purchased by the Fund will be rated, at the time of purchase, within the four highest rating categories by a nationally recognized statistical ratings organization ("NRSRO") (investment grade) or, if unrated, will be of comparable quality, as determined by Key Advisers or the Sub-Adviser.



Changes in the value of portfolio securities will not affect cash income, if any, derived from these securities but will affect the Fund's net asset value. Because the Fund invests primarily in debt securities, which fluctuate in value, the Fund's shares will fluctuate in value.



ACCEPTABLE INVESTMENTS AND ASSOCIATED RISKS. The Fund may invest in the following instruments:



- INVESTMENT GRADE SECURITIES. The Fund will invest in obligations which, at the time of purchase, are rated within the four highest rating categories by an NRSRO (investment grade) or, if unrated, which Key Advisers or the Sub-Adviser determines to be of comparable quality. See the Appendix in the Statement of Additional Information for a description of the rating categories.



- BONDS, NOTES AND DEBENTURES OF U.S. CORPORATE ISSUERS. Debentures represent unsecured promises to pay, while notes and bonds may be secured by mortgages on real property or security interests in personal property. Bonds include, but are not limited to, debt instruments with maturities of approximately one year or more, debentures, mortgage-related securities, stripped government securities and zero coupon obligations. Bonds, notes and debentures in which the Fund may invest may differ in interest rates, maturities and times of issuance. The market value of the Fund's fixed income investments will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while securities with longer maturities tend to produce higher yields, the price of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. Changes by recognized agencies in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments. Except under conditions of default, changes in the value of fund securities will not affect cash income derived from these securities but will affect the Fund's net asset value.



-        ZERO COUPON BONDS. The Fund is permitted to purchase zero coupon U.S.
         Government securities ("zero coupon bonds"). Zero coupon bonds are purchased at a discount from the face amount because the buyer receives only the right to receive a fixed payment on a certain date in the future and does not receive any periodic interest payments. The effect of owning instruments which do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligations. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to reinvest distributions at a rate as high as the implicit yields on the zero coupon bond, but at the same time eliminates the holder's ability to reinvest the interest payments at higher rates in the future. For this reason, zero coupon bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities which pay interest currently, which fluctuation increases the longer the period to maturity.



- SHORT-TERM OBLIGATIONS. These include high quality, short-term obligations such as domestic and foreign commercial paper (including variable-amount master demand notes), bankers' acceptances, certificates of deposit and demand and time deposits of domestic and foreign branches of U.S. banks and foreign banks, and repurchase agreements.



- INTERNATIONAL BONDS. The Fund may invest in Euro and Yankee obligations, which are U.S. dollar-denominated international bonds for which the primary trading market is in the United States ("Yankee Bonds"), or for which the primary trading market is abroad ("Eurodollar Bonds"). The Fund may also invest in Canadian and Supranational Agency Bonds (e.g., International Monetary Fund). (See "Foreign Securities" for a description of risks associated with investments in foreign securities.)



- FOREIGN SECURITIES. The Fund may invest up to 20% of the value of its total assets in debt securities of foreign issuers, including foreign banks. Foreign securities are subject to special risks, such as future adverse political and economic developments, possible seizure, nationalization, or expropriation of foreign investments, less stringent disclosure requirements, increased costs associated with the conversion of foreign currency into U.S. dollars, the possible establishment of exchange controls or taxation at the source, or the adoption of other foreign governmental restrictions. To the extent the Fund may invest in securities of foreign issuers which are not traded on any exchange, there is a further risk that these securities will not be readily marketable. The Fund will not hold foreign currency in amounts exceeding 5% of its assets as a result of such investments.



- U.S. GOVERNMENT SECURITIES. The Fund may invest in obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association ("GNMA") and the Export-Import Bank of the United States, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association ("FNMA") are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Student Loan Marketing Association ("SLMA"), are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Federal Farm Credit Banks or the Federal Home Loan Mortgage Corporation ("FHLMC"), are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government will provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so by law. The Fund will invest in the obligations of such agencies or instrumentalities only when Key Advisers or the Sub-Adviser believes that the credit risk with respect thereto is minimal.



-        RECEIPTS. In addition to bills, notes and bonds issued by the U.S.
         Treasury, the Fund may also purchase separately traded interest and principal component parts of such obligations that are transferable through the Federal book entry system, known as Separately Traded Registered Interest and Principal Securities ("STRIPS") and Coupon Under Book Entry Safekeeping ("CUBES"). These instruments are issued by banks and brokerage firms and are created by depositing Treasury notes and Treasury bonds into a special account at a custodian bank; the custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Receipts include Treasury Receipts ("TRs"), Treasury Investment Growth Receipts ("TIGRs") and Certificates of Accrual on Treasury Securities ("CATS"). STRIPS, CUBES, TRs, TIGRs and CATS are sold as zero coupon securities, which means that they are sold at a substantial discount and redeemed at face value at their maturity dates without interim cash payments of interest or principal. This discount is amortized over the life of the security, and such amortization will constitute the income earned on the security for both accounting and tax purposes. Because of these features, these securities may be subject to greater interest rate volatility than interest-paying U.S. Treasury obligations. The Fund will limit its investments in such instruments to 20% of its total assets.



- GOVERNMENT MORTGAGE-BACKED SECURITIES. The principal governmental (i.e., backed by the full faith and credit of the United States Government) guarantor of mortgage-related securities is GNMA. GNMA is a wholly owned United States Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages.



         Government-related (i.e., not backed by the full faith and credit of the United States Government) guarantors include FNMA and FHLMC. FNMA and FHLMC are government-sponsored corporations owned entirely by private stockholders. Pass-through securities issued by FNMA and FHLMC are guaranteed as to timely payment of principal and interest by FNMA and FHLMC but are not backed by the full faith and credit of the United States

         Government.



         The investment characteristics of mortgage-related securities differ from traditional debt securities. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed income securities. The major differences typically include more frequent interest and principal payments, usually monthly, the adjustability of interest rates, and the possibility that prepayments of principal may be made at any time. Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors. During periods of declining interest rates, prepayment rates can be expected to accelerate. Under certain interest rate and prepayment rate scenarios, the Fund may fail to recoup fully its investment in mortgage-backed securities (and incur capital losses), notwithstanding a direct or indirect governmental or agency guarantee. In general, changes in the rate of prepayments on a mortgage-related security will change that security's market value and its yield to maturity. When interest rates fall, high prepayments could force the Fund to reinvest principal at a time when investment opportunities are not attractive. Thus, mortgage-backed securities may not be an effective means for the Fund to lock in long-term interest rates. Conversely, during periods when interest rates rise, slow prepayments could cause the average life of the security to lengthen and the value to decline more than anticipated.



- COLLATERALIZED MORTGAGE OBLIGATIONS. Mortgage-related securities in which the Fund may invest may also include collateralized mortgage obligations ("CMOs"). CMOs are debt obligations issued generally by finance subsidiaries or trusts that are secured by mortgage-backed certificates, including, in many cases, certificates issued by government-related guarantors, including GNMA, FNMA and FHLMC, together with certain funds and other collateral. Although payment of the principal of and interest on the mortgage-backed certificates pledged to secure the CMOs may be guaranteed by GNMA, FNMA or FHLMC, the CMOs represent obligations solely of the issuer and are not insured or guaranteed by GNMA, FHLMC, FNMA or any other governmental agency, or by any other person or entity. The issuers of the CMOs typically have no significant assets other than those pledged as collateral for the obligations.



- MORTGAGE-RELATED SECURITIES ISSUED BY NON-GOVERNMENTAL ENTITIES. The Fund may invest in mortgage-related securities issued by non-governmental entities. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may also be the originators of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are not direct or indirect government guarantees of payments in the former pools. However, timely payment of interest and principal of these pools is supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Fund's investment quality standards. There can be no assurance that the private insurers can meet their obligations under the policies. The Fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the poolers, Key Advisers or the Sub-Adviser determines that the securities meet the Fund's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. The Fund will not purchase mortgage-related securities or any other assets which in Key Advisers or the Sub-Adviser's opinion are illiquid if, as a result, more than 15% of the value of the Fund's total assets will be invested in illiquid securities.


[/R]
         The Fund may purchase mortgage-related securities with stated maturities in excess of 10 years. Mortgage-related securities include collateralized mortgage obligations and participation certificates in pools of mortgages. The average life of mortgage-related securities varies with the maturities of the underlying mortgage instruments, which have maximum maturities of 40 years. The average life is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of mortgage prepayments. The rate of such prepayments, and hence the average life of the certificates, will be a function of current market interest rates and current conditions in the relevant housing markets. The impact of prepayment of mortgages is described under "Government Mortgage-Backed Securities" above. Estimated average life will be determined by Key Advisers or the Sub-Adviser Various independent mortgage-related securities dealers publish estimated average life data using proprietary models, and in making such determinations, Key Advisers or the Sub-Adviser will rely on such data except to the extent such data are deemed unreliable by Key Advisers or the Sub-Adviser. Key Advisers or the Sub-Adviser might deem data unreliable which appeared to present a significantly different estimated average life for a security than data relating to the estimated average life of comparable securities as provided by other independent mortgage-related securities dealers.
[/R]


- SECURITIES LENDING. In order to generate additional income, the Fund may, from time to time, lend portfolio securities to broker-dealers, banks or institutional borrowers of securities. The Fund must receive collateral equal to 100% of the securities' value plus any interest due in the form of cash or U.S. Government securities, which collateral must be marked to market daily by Key Advisers or the Sub-Adviser Should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund. During the time portfolio securities are on loan, the borrower pays the Fund an amount equal to any dividends or interest paid on such securities plus any interest negotiated between the parties to the lending agreement. Loans are subject to termination by the Fund or the borrower at any time. While the Fund does not have the right to vote securities on loan, the Fund intends to terminate the loan and regain the right to vote if that is considered important with respect to the investment. The Fund will only enter into loan arrangements with broker-dealers, banks or other institutions which Key Advisers or the Sub-Adviser has determined are creditworthy under guidelines established by the Victory Portfolios' Board of Trustees. The Fund intends to limit its securities lending to 33% of total assets.



- WHEN-ISSUED SECURITIES. The Fund may purchase securities on a when-issued or delayed delivery basis. These transactions are arrangements in which the Fund purchases securities with payment and delivery scheduled for a future time, thereby involving the risk that the yield obtained in the transaction will be less than that available in the market when delivery takes place. When the Fund agrees to purchase securities on a when-issued basis, the Trust's custodian will set aside cash or liquid portfolio securities equal to the amount of that commitment in a separate account, and may be required to subsequently place additional assets in the separate account to maintain equivalence with the Fund's commitment. The Fund generally will not pay for such securities and no income accrues on the securities until they are received. Securities purchased on a when-issued basis are recorded as assets and are subject to changes in value prior to delivery based upon changes in the general level of interest rates and other market factors.

         The Fund does not intend to purchase when-issued or delayed delivery securities for speculative purposes, but only for the purpose of acquiring portfolio securities consistent with its investment objective and policies, and not for investment leverage. In when-issued and delayed delivery transactions, the Fund relies on the seller to complete the transaction; its failure to do so may cause the Fund to miss a price or yield considered to be advantageous.



- REPURCHASE AGREEMENTS. Under the terms of a repurchase agreement, the Fund acquires securities from financial institutions or registered broker-dealers, subject to the seller's agreement to repurchase such securities at a mutually agreed upon date and price. The seller is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). If the seller were to default on its repurchase obligation or become insolvent, the Fund holding such obligation would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price, or to the extent that the disposition of such securities by the Fund were delayed pending court action. Repurchase agreements are considered by the staff of the Commission to be loans by the Fund.



- REVERSE REPURCHASE AGREEMENTS. The Fund may borrow funds for temporary purposes by entering into reverse repurchase agreements. Pursuant to such agreements, the Fund sells portfolio securities to financial institutions such as banks and broker-dealers, and agrees to repurchase them at a mutually agreed-upon date and price. At the time the Fund enters into a reverse repurchase agreement, it must place in a segregated custodial account assets having a value equal to the repurchase price (including accrued interest); the collateral will be marked to market on a daily basis, and will be continuously monitored to ensure that such equivalent value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings under the Investment Company Act of 1940.



- INVESTMENT COMPANY SECURITIES. The Fund may also invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the securities of any one investment company or invest more than 10% of its total assets in the securities of other investment companies. Pursuant to an exemptive order received by the Victory Portfolios' from the Commission, the Fund may invest in the Money Market Funds of the Victory Portfolios. Key Advisers or the Sub-Adviser will waive its fee attributable to the Fund's assets invested in a fund of the Victory Portfolios and, to the extent required by the laws of any state in which shares of the Fund are sold, Key Advisers or the Sub-Adviser will waive its investment advisory fee as to all assets invested in other investment companies. Because such other investment companies employ an investment adviser, such investment by the Fund will cause shareholders to bear duplicative fees such as management fees, to the extent such fees are not waived by Key Advisers or the Sub-Adviser.



- PRIVATE PLACEMENT INVESTMENTS. The Fund may invest in commercial paper issued in reliance on the exemption from registration afforded by
         Section 4(2) of the 1933 Act. Section 4(2) commercial paper is restricted as to disposition under federal securities law and is generally sold to institutional investors, such as the Fund, that agree they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) commercial paper is normally resold to other institutional investors like the Fund through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) commercial paper, thus providing liquidity. The Fund believes that Section 4(2) commercial paper and possibly certain other restricted securities that meet the criteria for liquidity established by the Trustees are quite liquid. The Fund intends, therefore, to treat the restricted securities that meet the criteria for liquidity established by the Trustees, including Section 4(2) commercial paper, as determined by Key Advisers or the Sub-Adviser, as liquid and not subject to the investment limitation applicable to illiquid securities. Therefore, the Fund will generally purchase Section 4(2) commercial paper without regard to the Fund's restriction on illiquid securities.



         The ability of the Trustees to determine the liquidity of certain restricted securities is permitted under a position of the Staff of the Commission set forth in the adopting release for Rule 144A under the 1933 Act (the "Rule"). The Rule is a nonexclusive safe-harbor for certain secondary market transactions involving certain Restricted Securities under federal securities laws. The Rule provides an exemption from registration for resales of Restricted Securities to qualified institutional buyers. The Rule was expected to further enhance the liquidity of the secondary market for the types of securities eligible for resale under Rule 144A. The Victory Portfolios believes that the Staff of the Commission has left the question of determining the liquidity of all Restricted Securities to the Trustees. The Trustees consider the following criteria in determining the liquidity of certain restricted securities: the frequency of trades and quotes for the security; the number of dealers willing to purchase or sell the security and the number of other potential buyers; dealer undertakings to make a market in the security; and the nature of the security and the nature of the marketplace trades.



The investment policies of the Fund may be changed without an affirmative vote of the holders of a majority of the Fund's outstanding voting securities unless
(1) a policy is expressly deemed to be a fundamental policy of the Fund or (2) policy is expressly deemed to be changeable only by such majority vote.



CERTAIN INVESTMENT RISKS



INTERNATIONAL INVESTMENTS. Generally, investments in securities of foreign companies involve greater risks than are present in U.S. investments. Compared to U.S. and Canadian companies, there is generally less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. Securities of some foreign companies are less liquid, and their prices more volatile, than securities of comparable U.S. companies. Settlement of transactions in some foreign markets may be delayed or may be less frequent than in the U.S., which could affect the liquidity of the Fund's investment. In addition, with respect to some foreign countries, there is the possibility of nationalization, expropriation or confiscatory taxation; limitations on the removal of securities, property or other assets of the Fund; political or social instability; increased difficulty in obtaining legal judgments; or diplomatic developments which could affect U.S. investments in those countries. The Fund's investment advisers will take such factors into consideration in managing the Fund's investments.



                           LIMITING INVESTMENT RISKS



The Fund follows specific guidelines in buying portfolio securities:



1. (a) The Fund may borrow money solely for temporary or emergency purposes but not in an amount exceeding 33 1/3% of its total assets.
         (b) The Fund may borrow money from banks or by engaging in reverse repurchase agreements.

         (c) The Fund will not purchase securities when borrowings exceed 5% of its total assets. If the Fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. To this extent, purchasing securities when borrowings are outstanding may involve an element of leverage.



2. The Fund will not purchase a security if, as a result, more than 15% of its net assets would be invested in illiquid securities. The Fund may invest up to 15% of its net assets in illiquid investments (investments that cannot be readily sold within seven days in the usual course of business at approximately the price at which the Fund has valued them), including restricted securities deemed to be illiquid. Under the supervision of the Trustees, Key Advisers or the Sub-Adviser determines the liquidity of the Fund's investments. The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Fund to sell them promptly at an acceptable price.



Except for the Fund's investment objective and limitation on borrowing in limitation 1, the investment policies described in this Prospectus are not fundamental. Non-Fundamental limitations may be changed without shareholder approval. Whenever an investment policy or limitation states a maximum percentage of the Fund's assets that may be invested, such percentage limitation will be determined immediately after and as a result of the investment, except in the case of borrowing (or other activities that may be deemed to result in the issuance of a "senior security" under the 1940 Act). Any subsequent change in values, assets or other circumstances will not be considered when determining whether the investment complies with the Fund's investment policies and limitations. If the value of the Fund's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board of Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity.



NOTE: The Statement of Additional Information contains information about certain investment practices and portfolio securities of the Fund. The Statement of Additional Information also contains information about investment restrictions designed to reduce the risk of an investment in the Fund.



PORTFOLIO TURNOVER



Although the primary objective of the Fund is current income, the Fund may engage in the technique of short-term trading. Such trading involves the selling of securities held for a short time, ranging from several months to less than a day. The object of such short-term trading is to take advantage of what Key Advisers or the Sub-Adviser believes are changes in market, industry or individual company conditions or outlook. Any such trading would increase the Fund's turnover rate and its transaction costs. For the fiscal year ended October 31, 1995, the portfolio turnover rate was _____% for the Fund compared to _____% for the prior year.


                       HOW TO INVEST, EXCHANGE AND REDEEM

HOW TO INVEST

Shares may be purchased directly or through an Investment Professional. Investment Professionals are securities brokers or other financial institutions that have entered into selling or servicing agreements with the Fund or the Distributor. Shares are also available to clients of bank trust departments who have qualified trust accounts. The minimum investment is $500 for the initial purchase and $25 thereafter. Accounts set up through a bank trust department or an Investment Professional may be subject to different minimums.

- Investing Through Your Investment Professional. Your Investment Professional will place your order with the Transfer Agent on your behalf. You may be required to establish a brokerage or agency account. Your Investment Professional will notify you whether subsequent trades should be directed to the Investment Professional or directly to the Fund's Transfer Agent. Accounts established with Investment Professionals may have different features, requirements and fees. In addition, Investment Professionals may charge for their services. Information regarding these features, requirements and fees will be provided by the Investment Professional. If you are purchasing shares of any Fund through a program of services offered or administered by your Investment Professional, you should read the program materials in conjunction with this Prospectus.

- Investing Through The Systematic Investment Plan. You can use the Systematic Investment Plan to purchase shares directly from your bank account. Please refer to "Systematic Investment Plan" below for more details.

- Investing Through Your Bank Trust Department. Your bank trust department may require a minimum investment and may charge additional fees. Fee schedules for such accounts are available upon request and are detailed in the agreements by which a client opens the desired account. Your bank trust department may require a completed and signed application for the Fund in which an investment is made. Additional documents may be required from corporations, associations, and certain fiduciaries. Any account information, such as balances, should be obtained through your bank trust department. Additional purchases, exchanges or redemptions should also be coordinated through your bank trust department. Contact your bank trust department for instructions.


The services rendered by a bank trust department, including affiliates of Key Advisers or the Sub-Adviser, in the management of its accounts are not duplicative of any of the services for which Key Advisers or the Sub-Adviser as the investment adviser or sub-adviser, respectively, is compensated for advising the Fund. The charges paid by clients of bank trust departments, or their affiliates, should be considered in calculating the net yield and return on investments in the Fund, although such charges do not affect the Fund's dividends and distributions.


INVESTING DIRECTLY

BY MAIL: You may purchase shares by completing and signing an account application (initial purchase only) and mailing it, together with a check (or other negotiable bank draft or money order) in the amount of at least the minimum investment requirement to, The Victory Growth Fund, Primary Funds Service Corporation, P.O. Box 9741, Providence, RI 02940-9741. Subsequent purchases may be made in the same manner.

BY WIRE: Call 800-539-3863 to set up your Fund account to accommodate wire transactions. YOU MUST CALL THE TRANSFER AGENT BEFORE WIRING FUNDS. You will begin to earn dividends on the first business day following receipt of your wire. Federal funds (monies transferred from one bank to another through the Federal Reserve System with same-day availability) should be wired to:

         Boston Safe Deposit & Trust Co.
         ABA #011001234
         Credit PFSC DDA#16-918-8
         The Victory Portfolios: Growth Fund

You must include your account number, your name(s), tax identification number(s) an the control number assigned by the Transfer Agent. The Fund does not impose a fee for wire transactions, although your bank may charge you a fee for this service.

Shares are sold at the public offering price based on the net asset value that is next determined after the Transfer Agent receives the purchase order. In most cases, to receive that day's offering price, the Transfer Agent must receive your order as of the close of regular trading of the New York Stock Exchange ("NYSE") (generally 4:00 pm Eastern time) (the "Valuation Time") on each Business Day (as defined in "Net Asset Value Per Share")of the Fund. If you buy shares through an Investment Professional, the Investment Professional must receive your order in a timely fashion on a regular Business Day and transmit it to the Transfer Agent so that it is received before the close of business that day. The Transfer Agent may reject any purchase order for the Fund's shares, in its sole discretion.

It is the responsibility of your Investment Professional to transmit your order to purchase shares to the Transfer Agent in a timely fashion in order for you to receive that day's share price. The Fund must receive payment within three business days after an order is placed. Otherwise, the purchase order will be canceled and you could be held liable for resulting fees and/or losses.

INVESTMENT REQUIREMENTS

All purchases must be made in U.S. dollars. Checks must be drawn on U.S. banks. No cash will be accepted. If you make a purchase with more than one check, each check must have a value of at least $25, and the minimum investment requirement still applies. The Fund reserves the right to limit the number of checks processed at one time. If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees incurred. Payment for the purchase is expected at the time of the order. If payment is not received within three business days of the date of the order, the order may be canceled, and you could be held liable for resulting fees and/or losses.

You may initiate any transaction by telephone either through your bank trust department or through your Investment Professional or call the Transfer Agent at 800-539-3863. Subsequent investments by telephone may be made directly or through procedures established by your bank trust department or Investment Professional. See "Redeeming Shares -- Buy Telephone" for more information about telephone transactions.

Shares are sold at their offering price, which is normally net asset value plus an initial sales charge. However, in some cases, described below, where purchases are not subject to an initial sales charge, the offering price may be net asset value. In some cases, reduced sales charges may be available, as described below. When you invest, the Fund receives the net asset value for your account. The sales charge varies depending on the amount of your purchase and a portion may be retained by the Distributor and allocated to your Investment Professional. The Victory Portfolios has a reinstatement policy which allows an investor who redeems his/her shares originally purchased with a sales charge to reinvest within 90 days without incurring an additional sales charge. The current sales charge rates and commissions paid to Investment Professionals are as follows:

                                  FRONT-END SALES CHARGE
                                    AS A PERCENTAGE OF:
                                  OFFERING        NET AMOUNT         DEALER
AMOUNT OF PURCHASE                  PRICE          INVESTED        REALLOWANCE
------------------                --------        ----------       -----------
Less than $49,999                     4.75%            4.99%            4.00%
$50,000 to $99,999                    4.50%            4.71%            4.00%
$100,000 to $249,999                  3.50%            3.63%            3.00%
$250,000 to $499,999                  2.25%            2.30%            2.00%
$500,000 to $999,999                  1.75%            1.78%            1.50%
$1,000,000 and above                  0.00%            0.00%            *

*        There is no initial sales charge on purchases of $1 million or more.
         Investment Professionals will be compensated at the rate of up to 0.25% on such purchases.

The Distributor reserves the right to reallow the entire commission to dealers. If that occurs, the dealer may be considered an "underwriter" under Federal securities laws.

The Distributor may pay all or a portion of any applicable sales charges and service fees to Investment Professionals who sell shares of the Fund and provide ongoing sales support services or shareholder support services. For the three-year period commencing April 30, 1994, for activities in maintaining and servicing accounts of customers invested in the Fund, First Albany Corporation ("First Albany") and PFIC Securities Corporation ("PFIC") may receive payments from the Distributor equal to two-thirds of the Dealer Retention (as defined below) on any shares of the Fund (and other funds of the Victory Portfolios) sold by First Albany or PFIC and their broker-dealer affiliates. "Dealer Retention" is an amount equal to the difference between the applicable sales charge and such part of the sales charge which is reallowed to broker-dealers.

The Distributor, at its expense, may also provide additional cash compensation to dealers in connection with sales of shares of the Fund. The maximum cash compensation payable by the Distributor is 4.00% of the offering price. In addition, the Distributor will, from time to time and at its own expense, provide compensation, including financial assistance, to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding one or more Victory Portfolios and/or other dealer-sponsored special events including payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature. Compensation will include the following types of non-cash compensation offered through sales contests: (1) vacation trips including the provision of travel arrangements and lodging; (2) tickets for entertainment events (such as concerts, cruises and sporting events) and (3) merchandise (such as clothing, trophies, clocks and pens). Dealers may not use sales of the Fund's shares to qualify for this compensation to the extent such may be prohibited by the laws of any state or any self-regulatory agency, such as the National Association of Securities Dealers, Inc. None of the aforementioned compensation is paid for by the Fund or its shareholders.

REDUCED SALES CHARGES. You may be eligible to buy shares at reduced sales charge rates in one or more of the following ways:

LETTER OF INTENT. An investor may obtain a reduced sales charge by means of a written Letter of Intent which expresses the investor's intention to purchase shares of the Fund at a specified total public offering price within a 13-month period.

A Letter of Intent is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 5% of such amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed shares will be involuntarily redeemed to pay the additional sales charge, if necessary. Dividends (if any) on escrowed shares, whether paid in cash or reinvested in additional shares, are not subject to escrow. The escrowed shares will not be available for disposal by the investor until all purchases pursuant to the Letter of Intent have been made or the higher sales charge has been paid. When the full amount indicated has been purchased, the escrow will be released. A Letter of Intent may include purchases of shares made not more than 90 days prior to the date the investor signs a Letter of Intent; however, the 13-month period during which the Letter of Intent is in effect will begin on the date of the earliest purchase to be included. An investor may combine purchases that are made in an individual capacity with (1) purchases that are made by members of the investor's immediate family and (2) purchases made by businesses that the investor owns as sole proprietorships, for purposes of obtaining reduced sales charges by means of a written Letter of Intent. In order to accomplish this, however, investors must designate on the account application the accounts that are to be combined for this purpose. Investors can only designate accounts that are open at the time the Letter of Intent is executed.

If an investor qualifies for a further reduced sales charge because the investor has either purchased more than the dollar amount indicated on the Letter of Intent or has entered into a Letter of Intent which includes shares purchased prior to the date of the Letter of Intent, the difference in the sales charge will be used to purchase additional shares of the Fund on behalf of the investor; thus the total purchases (included in the Letter of Intent) will reflect the applicable reduced sales charge of the Letter of Intent.

For investors who purchase more than the dollar amount indicated on the Letter of Intent or enter into a Letter of Intent that includes shares purchased prior to the date of the Letter of Intent and qualify for a reduced sales charge, all such additional shares will be immediately purchased in the form of additional shares and credited to the investor's account at the then current public offering price applicable to a single purchase of the total amount of the purchases.

For further information about Letters of Intent, interested investors should contact the Transfer Agent at 800-539-3863. This program, however, may be modified or eliminated at any time without notice.

RIGHT OF ACCUMULATION AND CONCURRENT PURCHASES

A shareholder may qualify for a reduced sales charge on purchases of shares of the Fund and other funds of the Victory Portfolios by combining a current purchase with purchases of another fund(s) or with certain prior purchases of shares of the Victory Portfolios. The applicable sales charge is based on the sum of (i) the purchaser's current purchase plus (ii) the current public offering price of the purchaser's previous purchases of (a) all shares held by the purchaser in the Fund and (b) all shares held by the purchaser in any other fund of the Victory Portfolios (except money market funds).

To receive the applicable public offering price pursuant to the right of accumulation, shareholders must provide the Transfer Agent with sufficient information at the time of purchase to permit confirmation of qualification. Accumulation privileges may be amended or terminated without notice at any time by the Distributor.

- WAIVERS OF SALES CHARGES. No sales charge is imposed on sales of shares to the following categories of persons (which categories may be changed or eliminated at any time):

(1) Current or retired trustees of the Victory Portfolios; employees, directors, trustees, and their family members of KeyCorp or an Affiliated Provider (Affiliated Providers refer to affiliates and subsidiaries of KeyCorp and service providers to the Victory Portfolios and the Victory Shares (collectively, the "Victory Group")), dealers having an agreement with the Distributor and any trade organization to which Key Advisers, the Sub- Adviser or the Administrator belongs;

(2) Investors who purchase shares for trust, investment management or certain other advisory accounts established with KeyCorp or any of its affiliates;

(3) Investors who purchase shares through a 401(k) plan sponsored by an Affiliated Provider;

(4) Investors who reinvest assets received in a distribution from a qualified, non-qualified or deferred compensation plan, agency, trust or custody account that was either (a) maintained by KeyCorp or an Affiliated Provider, or (b) invested in a fund of the Victory Group;

(5) Investors who, within 90 days of redemption, use the proceeds from the redemption of shares of another mutual fund complex for which they previously paid a front end sales charge or sales charge upon redemption of shares; and

(6) Shareholders of the former Investors Preference Fund For Income, Inc. and the Investors Preference New York Tax-Free Fund, Inc. who have continuously maintained accounts with a fund or funds of the Victory Group with a balance of $250,000 or more (investors with less than $250,000 will pay any applicable sales loads).

SPECIAL INVESTOR SERVICES

- THE SYSTEMATIC INVESTMENT PLAN. You can make regular investments in the Fund and all other funds of the Victory Group with the Systematic Investment Plan by completing the appropriate section of the account application and attaching a voided personal check with your bank's magnetic ink coding number across the front. If your bank account is jointly owned, be sure that all owners sign. You must first meet the Fund's initial investment requirement of $500, then investments may be made monthly by automatically deducting $25 or more from your bank checking account. For officers, trustees, directors and employees, including retired directors and employees, of the Victory Group, KeyCorp and its affiliates, and the Administrator and its affiliates (and family members of each of the foregoing, i.e., parents and children) who participate in the Systematic Investment Plan, there is no minimum initial investment required. You may change the amount of your monthly purchase at any time. A bank draft form must be completed for this option. Your bank checking account will be debited on the date indicated on your Account Application. Shares will be purchased at the offering price next determined following receipt of the order by the Transfer Agent. You may cancel the Systematic Investment Plan at any time without payment of a cancellation fee. Your monthly account statement will reflect systematic investment transactions, and a debit entry will appear on your bank statement.

- TELEPHONE TRANSACTIONS. You can initiate any transaction by telephone. You may call the Transfer Agent toll-free at 800-539-3863 or call your Investment Professional or bank trust department. See "Shareholder Account Rules and Policies" for more information about telephone transactions.

- THE SYSTEMATIC WITHDRAWAL PLAN. You can make regular withdrawals from your account in any fund of the Victory Group with the Systematic Withdrawal Plan by completing the appropriate section of the account application. If you own shares in a fund worth $5,000 or more, you can have monthly, quarterly, semi-annual or annual checks sent from your account directly to you, to a person named by you, or to your bank checking account. The required minimum withdrawal is $25. If you are having checks sent to your bank checking account, attach a voided personal check with your bank's magnetic coding number across the front of the account application. If your account is jointly owned, be sure that all owners sign the application. You may obtain information about the Systematic Withdrawal Plan by contacting your Investment Professional. Your Systematic Withdrawal Plan payments are drawn from share redemptions. If Systematic Withdrawal Plan redemptions exceed dividend distributions on your Fund shares, your account eventually may be exhausted. If any applicable sales charges are applied to new purchases of shares of the Fund, it is to your disadvantage to buy shares of the Fund while also making systematic redemptions.

Your account will be debited on the date you indicate on your Account
Application.

Shares will be redeemed at the NAV as determined on the debit date indicated on your Account Application. You may cancel the Systematic Withdrawal Plan at any time without payment of a cancellation fee. Each Systematic Withdrawal Plan transaction will appear as a debit entry on your monthly account statement.

- RETIREMENT PLANS. Retirement plans can be among the best tax-planning vehicles available to individuals. Call your Investment Professional for more information on the plans and their benefits, provisions and fees. Your Investment Professional can set up your new account in the Fund under one of several tax-sheltered plans. These plans let you invest for retirement and shelter your investment income from current taxes. Plans include Individual Retirement Accounts (IRAs) and Rollover IRAs. Other fees may be charged by the IRA custodian or trustee.

HOW TO REDEEM SHARES

You may redeem all or a portion of your shares on any day that the Fund is open for business (see "Share Price" below). Shares will be redeemed at the NAV next calculated after the Transfer Agent has received the redemption request. If the Fund account is closed, any accrued dividends will be paid at the beginning of the following month.

You may redeem shares in several ways:

BY MAIL:  Send a written request to:

                    The Victory Portfolios:
                    Intermediate Income Fund
                    P.O. Box 9741
                    Providence, RI 02940-9741

Write a "letter of instruction" with your name, the Fund's name, your Fund account number, the dollar amount or number of shares to be redeemed, and any additional requirements that apply to each particular account. You will need the letter of instruction signed by all persons required to sign for transactions, exactly as their names appear on the account application. A signature guarantee is required if: you wish to redeem more than $10,000 worth of shares; your Fund account registration has changed within the last 60 days; the check is not being mailed to the address on your account; the check is not being made out to the account owner; or the redemption proceeds are being transferred to another Victory Group account with a different registration. The following institutions should be able to provide you with a signature guarantee: banks, brokers, dealers, credit unions (if authorized under state law), securities exchanges and associations, clearing agencies, and savings associations. A signature guarantee may not be provided by a notary public. A signature guarantee is designed to protect you, the Fund, and its agents from fraud. The Transfer Agent reserves the right to reject any signature guarantee if (1) it has reason to believe that the signature is not genuine, (2) it has reason to believe that the transaction would otherwise be improper, or (3) the guarantor institution is a broker or dealer that is neither a member of a clearing corporation nor maintains net capital of at least $100,000.

BY WIRE: You may make redemptions by wire provided you have established a Fund account to accommodate wire transactions. If telephone instructions are received before Valuation Time (generally 4:00 p.m. Eastern time), proceeds of the redemption will be wired as federal funds on the next Business Day to the bank account designated with the Transfer Agent. You may change the bank account designated to receive an amount redeemed at any time by sending a letter of instruction with a signature guarantee to the Transfer Agent, Primary Funds Service Corporation, P.O. Box 9741, Providence, RI 02940-9741.

BY TELEPHONE: To redeem by telephone, you may call the Transfer Agent toll free at 800-539-3863 or call your Investment Professional or bank trust department. See "Shareholder Account Rules and Policies" for more information about telephone transactions.

ADDITIONAL REDEMPTION REQUIREMENTS: The Fund may withhold payment on redemptions until it is reasonably satisfied that investments made by check have been collected, which can take up to 15 days. Also, when the NYSE is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closings, or under any emergency circumstances as determined by the Commission to merit such action, the right of redemption may be suspended or the date of payment postponed for a period of time that may exceed 7 days. In addition, the Fund reserves the right to advance the time on that day by which purchase and redemption orders must be received. To the extent that portfolio securities are traded in other markets on days when the NYSE is closed, the Fund's NAV may be affected on days when investors do not have access to the Fund to purchase or redeem shares.

If you are unable to reach the Transfer Agent by telephone (for example, during times of unusual market activity), consider placing your order by mail directly to the Transfer Agent. In case of suspension of the right of redemption, you may either withdraw your request for redemption or receive payment based on the NAV next determined after the termination of the suspension. If your balance in a Fund falls below $500, you may be given 60 days' notice to reestablish the minimum balance (except with respect to officers, trustees, directors and employees, including retired directors and employees, of the Victory Portfolios, KeyCorp and its affiliates, and the Administrator and its affiliates (and family members of each of the foregoing, i.e., parents, children and household members) participating in the Systematic Investment Plan, to whom no minimum balance requirement applies). If you do not increase your balance, your account may be closed and the proceeds mailed to you at the address on record. Shares will be redeemed at the last calculated NAV on the day the account is closed.

HOW TO EXCHANGE SHARES

Shares of the Fund may be exchanged for shares of certain funds of the Victory Group at net asset value per share at the time of exchange, without a sales charge. To exchange shares, you must meet several conditions:

- Shares of the fund selected for exchange must be available for sale in your state of residence.

- The prospectuses of this Fund and the fund whose shares you want to buy must offer the exchange privilege.

- You must hold the shares you buy when you establish your account for at least 7 days before you can exchange them; after the account is open 7 days, you can exchange shares every regular Business Day.

- You must meet the minimum purchase requirements for the fund you purchase by exchange.

- The registration and tax identification numbers of the two accounts must be identical.

-        Before exchanging into a fund, obtain and read its prospectus.

Shares of a particular class may be exchanged only for shares of the same class in the other funds of the Victory Group. For example, you can exchange shares of this Fund only for Class A shares of another fund. At present, not all of the funds offer the same two classes of shares. If a fund has only one class of shares that does not have a class designation, they are "Class A" shares for exchange purposes. In some cases, sales charges may be imposed on exchange transactions. Certain funds offer Class A or Class B shares and a list can be obtained by calling the Transfer Agent at 800-539-3863. Please refer to the Statement of Additional Information for more details about this policy.

Telephone exchange requests may be made either by calling your Investment Professional or the Transfer Agent at 800-539-3863 prior to valuation time (generally 4:00 p.m. Eastern time) on any Business Day.

You can obtain a list of eligible funds of the Victory Group by calling the Transfer Agent at 800-539-3863. Exchanges of shares involve a redemption of the shares of the Fund and a purchase of shares of the other portfolio.

There are certain exchange policies you should be aware of:

- Shares are normally redeemed from one fund and purchased from the other fund in the exchange transaction on the same Business Day on which the Transfer Agent receives an exchange request by Valuation Time (generally 4:00 p.m. Eastern time) that is in proper form, but either fund may delay the purchase of shares of the fund into which you are exchanging if it determines it would be disadvantaged by a same-day transfer of the proceeds to buy shares. For example, the receipt of multiple exchange requests from a dealer in a "market-timing" strategy might require the disposition of securities at a time or price disadvantageous to the Fund.

- Because excessive trading can hurt fund performance and harm shareholders, the Victory Portfolios reserves the right to refuse any exchange request that will disadvantage it, or to refuse multiple exchange requests submitted by a shareholder or dealer.

- The Fund may amend, suspend or terminate the exchange privilege at any time upon 60 days' written notice to shareholders.

- If the Transfer Agent cannot exchange all the shares you request because of a restriction cited above, only the shares eligible for exchange will be exchanged.

- Each exchange may produce a gain or loss for tax purposes.

Shareholders of the former Investors Preference Fund for Income, Inc. and Investors Preference New York Tax-Free Fund, Inc. will not be subject to any additional sales load upon an exchange of shares attributable to an Investors Preference Funds account for shares of other funds of the Victory Portfolios.

SHAREHOLDER ACCOUNT RULES AND POLICIES

- NET ASSET VALUE PER SHARE. The term "net asset value per share," or "NAV", means the value of one share. The NAV is calculated by adding the value of all its investments, plus cash and other assets, deducting liabilities, and then dividing the result by the number of shares outstanding. The NAV of the Fund is determined and its shares are priced as of the close of regular trading of the New York Stock Exchange (NYSE), (generally 4:00 p.m. Eastern Time) (the "Valuation Time") on each Business Day of the Fund. A "Business Day" is a day on which the NYSE is open for trading, the Federal Reserve Bank of Cleveland is open, and any other day (other than a day on which no shares of the Fund are tendered for redemption and no order to purchase any shares is received) during which there is sufficient trading in its portfolio instruments that the Fund's net asset value per share might be materially affected. The NYSE or the Federal Reserve Bank of Cleveland will not be open in observance of the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans' Day, Thanksgiving Day, and Christmas Day.

The Fund's securities are valued primarily on the basis of market quotations or, if quotations are not readily available, by a method that the Board of Trustees believes accurately reflects fair value. Fair value of these portfolio securities is determined by an independent pricing service approved by the Trustees based primarily upon information concerning market transactions and dealers quotations for similar securities.

- THE OFFERING OF SHARES may be suspended during any period in which the determination of net asset value is suspended, and the offering may be suspended by the Trustees at any time the Trustees believe it is in the Fund's best interest to do so.

- TELEPHONE TRANSACTION PRIVILEGES for purchases, redemptions or exchanges may be modified, suspended or terminated by the Fund at any time. If an account has more than one owner, the Fund and the Transfer Agent may rely on the instructions of any one owner. Telephone privileges apply to each owner of the account and the dealer representative of record for the account unless and until the Transfer Agent receives cancellation instructions from an owner of the account.

- TELEPHONE INSTRUCTIONS. Generally, neither the Fund, the bank trust department nor the Transfer Agent will be responsible for any claims, losses or expenses for acting on telephone instructions that they reasonably believe to be genuine. The Transfer Agent and the Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine and if they do not employ reasonable procedures they may be liable for any losses due to unauthorized or fraudulent instructions. The identification procedures may include, but are not limited to, the following: account number, registration and address, personalized security codes, taxpayer identification number and other information particular to the account. Your Investment Professional, bank trust department or the Transfer Agent may also record calls, and you should verify the accuracy of your confirmation statements immediately after you receive them.

- REDEMPTION OR TRANSFER REQUESTS WILL NOT BE HONORED UNTIL THE TRANSFER AGENT RECEIVES ALL REQUIRED DOCUMENTS IN PROPER FORM. From time to time, the Transfer Agent in its discretion may waive certain of the requirements for redemptions stated in this Prospectus.

- DEALERS THAT CAN PERFORM ACCOUNT TRANSACTIONS FOR THEIR CLIENTS BY PARTICIPATING IN NETWORKING through the National Securities Clearing Corporation are responsible for obtaining their clients' permission to perform those transactions and are responsible to their clients who are shareholders of the Victory Portfolios if the dealer performs any transaction erroneously.

- THE REDEMPTION PRICE FOR SHARES WILL VARY from day to day because the value of the securities in the Fund fluctuates, and the value of your shares may be more or less than their original cost.

- PAYMENT FOR REDEEMED SHARES is made ordinarily in cash and forwarded by check within three business days after the Transfer Agent receives redemption instructions in proper form, except under unusual circumstances determined by the Commission delaying or suspending such payments. The Transfer Agent may delay forwarding a check for recently purchased shares, but only until the purchase payment has cleared. That delay may be as much as 15 days from the date the shares were purchased. That delay may be avoided if you arrange with your bank to provide telephone or written assurance to the Transfer Agent that your purchase payment has cleared.

- INVOLUNTARY REDEMPTIONS OF SMALL ACCOUNTS. If your account value has fallen below $500, you will be given 60 days' notice to reestablish the minimum balance. If you do not increase your minimum balance, your account may be closed and the proceeds mailed to you at the record address. In some cases involuntary redemptions may be made to repay the Distributor for losses from the cancellation of share purchase orders. Under unusual circumstances, shares of the Fund may be redeemed "in kind," which means that the redemption proceeds will be paid with securities from the Fund. Please refer to the Statement of Additional Information for more details.

- "BACKUP WITHHOLDING" of Federal income tax may be applied at the rate of 31% from dividends, distributions and redemption proceeds (including exchanges) if you fail to furnish the Victory Portfolios with a certified Social Security or taxpayer identification number when you sign your application, or if you violate Internal Revenue Service regulations on tax reporting of dividends.

- THE VICTORY PORTFOLIOS DOES NOT CHARGE A REDEMPTION FEE, but if your Investment Professional handles your redemption, they may charge a separate service fee.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS. The Fund ordinarily declares and pays dividends from its net investment income quarterly. The Fund distributes substantially all net capital gains, if any, to shareholders each year, to the extent necessary to qualify for favorable federal tax treatment.

CAPITAL GAINS. The Fund may make distributions annually out of any net short-term or long-term capital gains, and the Fund may make supplemental distributions of dividends and capital gains following the end of its fiscal year.

DISTRIBUTION OPTIONS

When you fill out your account application, you can specify how you want to receive your dividend distributions. Currently, there are five available options:

1. REINVESTMENT OPTION. Your income and capital gain dividends, if any, will be automatically reinvested in additional shares of the Fund. Income and capital gain dividends will be reinvested at the net asset value of the Fund as of the day after the record date. If you do not indicate a choice on your application, you will be assigned this option.

2. CASH OPTION. You will receive a check for each income or capital gain dividend, if any. Distribution checks will be mailed no later than 7 days after the dividend payment date which may be more than 7 days after the dividend record date.

3. INCOME EARNED OPTION. You will have your capital gain dividend distributions, if any, reinvested automatically in the Fund and have your income dividends paid in cash.

4. DIRECTED DIVIDENDS OPTION. You will have income and capital gain dividends, or only capital gain dividends, automatically reinvested in shares of another fund of the Victory Group. Shares will be purchased at the NAV as of the dividend record date. If you are reinvesting dividends of a fund sold without a sales charge in shares of a fund sold with a sales charge, the shares will be purchased at the public offering price. If you are reinvesting dividends of a fund sold with a sales charge in shares of a fund sold with or without a sales charge, the shares will be purchased at the net asset value of the fund. Dividend distributions can be directed only to an existing account with a registration that is identical to that of your Fund account.

5. DIRECTED BANK ACCOUNT OPTION. You will have your income and capital gain dividends, or only your income dividends, automatically transferred to your bank checking or savings account. The amount will be determined on the dividend record date and will normally be transferred to your account within 7 days of the dividend record date. Dividend distributions can be directed only to an existing account with a registration that is identical to that of your Fund account. Please call or write the Transfer Agent to learn more about this dividend distribution option.

Any election or revocation of any of the above dividend distribution options may be made in writing to the Fund and sent to Primary Funds Service Corporation, P.O. Box 9741, Providence, RI 02940-9741, or by calling the Transfer Agent at 800-539-3863, and will become effective with respect to dividends having record dates after receipt of the application or request by the Transfer Agent.

Reinvested dividend distributions receive the same tax treatment as dividend distributions paid in cash.

COMPLETE REDEMPTIONS: If you request a complete redemption of all your Fund shares, any dividend accrued to your account will be included in the redemption check.

STATEMENTS AND REPORTS: You will receive a monthly statement reflecting all transactions that affect the share balance or the registration of your Fund account. You will receive a confirmation after every transaction that affected the share balance of your Fund account, except for dividend reinvestment, systematic investment and systematic withdrawal transactions. These transactions will be detailed in your Fund account statement. Transactions that affect the share balance of your Fund investment in an account established with an Investment Professional or financial institution will be detailed in regular statements or through confirmation procedures of the financial institution. Certificates representing shares of the Fund will not be issued. An IRS Form 1099-DIV with federal tax information will be mailed to you by January 31 of each tax year and also will be filed with the IRS. At least twice a year, you will receive the Fund's financial reports.


FEDERAL TAXES



The Fund intends to qualify each year and elect to be treated as a separate "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "IRS Code"). If the Fund is treated as a "regulated investment company" and all its taxable income is distributed to its shareholders in accordance with the timing requirements imposed by the IRS Code, it will not be subject to federal income tax on its income. The Fund's distributions that are attributable to its net investment income and short-term capital gains are taxable as ordinary income, and its distributions from long-term capital gains are taxed as long-term capital gains. Such distributions are taxable when they are paid, whether taken in cash or reinvested in additional shares, except that distributions declared in October, November or December and paid during the following January are taxable as if paid and received on December 31. Dividends received from the Fund by corporate shareholders are not entitled to the dividends-received deduction. The Fund sends tax statements to its shareholders (with copies to the Internal Revenue Service (the "IRS")) by January 31 showing the amounts and tax status of distributions made (or deemed made) during the preceding calendar year.


Income received by direct holders of obligations of the U.S. Government and certain of its agencies and instrumentalities is exempt from state and local income taxation. The Fund's dividends from investment income may, to the extent such dividends consist of interest from obligations of the U.S. Government and certain of its agencies and instrumentalities, also be exempt from state and local income taxes. The Fund intends to advise shareholders of the proportion of their dividends which consist of such interest. Shareholders are urged to consult their tax advisers regarding the possible exclusion of a portion of their dividends for state and local income tax purposes in their respective jurisdictions.

REDEMPTION OR EXCHANGES

Investors may realize a gain or loss when redeeming (selling) or exchanging shares. For most types of accounts, the Fund reports the proceeds to the IRS annually. Because the shareholders' tax treatment also depends on their purchase price and personal tax positions, shareholders should keep their regular account statements to use in determining their tax. See "Buying a Dividend".

"BUYING A DIVIDEND"

On the record date for a distribution of ordinary income or capital gains dividend, the net asset value of the Fund is reduced by the amount of the distribution. An investor who buys shares just before the record date ("buying a dividend") will pay the full price for the shares and then receive a portion of the purchase price back as a taxable distribution.

OTHER TAX INFORMATION

The information above is only a summary of some of the federal income tax consequences generally affecting the Fund and its shareholders, and no attempt has been made to discuss individual tax consequences. A prospective investor should also review the more detailed discussion of federal income tax considerations in the Statement of Additional Information. In addition to federal income tax, a shareholder may be subject to state or local taxes on the shareholder's investment, depending on the laws in the shareholder's area. Investors considering an investment in the Fund should consult their tax adviser to determine whether the Fund is suitable to their particular tax situation.

When investors sign their account application, they are asked to provide their correct social security or taxpayer identification number and other required certifications. If investors do not comply with IRS regulations, the IRS can require the Fund to withhold 31% of taxable distributions and redemptions from their account.

                                   PERFORMANCE

From time to time, performance information for the Fund showing total return may be presented in advertisements, sales literature and in reports to shareholders. Such performance figures are based on historical earnings and are not intended to indicate future performance. Average annual total return will be calculated over a stated period of more than one year. Average annual total return is measured by comparing the value of an investment at the beginning of the relevant period (as adjusted for sales charges, if any) to the redemption value of the investment at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions) and annualizing that figure. Aggregate total return is calculated similarly to average annual total return, except that the resulting difference is not annualized.

From time to time performance information for the Fund showing the yield and/or effective yield for each class of shares may also be presented in advertisements, sales literature and in reports to shareholders. Yields reflect the deduction of the maximum sales charge. Such performance figures are based on historical earnings and are not intended to indicate future performance. Yield will be computed by dividing the Fund's net investment income per share earned during a recent thirty-day period by the Fund's maximum offering price per share (reduced by any undeclared earned income expected to be paid shortly as a dividend) on the last day of the period and annualizing the result. Effective yield is computed in a similar manner, but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

Investors may also judge, and the Victory Portfolios may at times advertise, the performance of the Fund by comparing it to the performance of other mutual funds with comparable investment objectives and policies, which performance may be contained in various unmanaged mutual fund or market indices or rankings such as those prepared by Dow Jones & Co., Inc. and Standard & Poor's Corporation, in publications issued by Lipper Analytical Services, Inc., and in the following publications: IBC/Donoghue's Money Fund Reports, Ibbotson Associates, Inc., Morningstar, CDA/Wiesenberger, Money Magazine, Forbes, Barron's, The Wall Street Journal, The New York Times, Business Week, American Banker, Fortune, Institutional Investor, U.S.A. Today and local newspapers. In addition, general information about the Fund that appears in publications such as those mentioned above may also be quoted or reproduced in advertisements, sales literature or in reports to shareholders.

Performance is a function of the type and quality of instruments held in the Fund's portfolio, operating expenses, and market conditions. Consequently, current performance will fluctuate and is not necessarily representative of future results. Any fees charged by service providers with respect to customer accounts for investing in shares of the Fund will not be reflected in performance calculations.

Additional information regarding the performance of each of the Victory Portfolios is included in the Victory Portfolios' annual report, which is available free of charge by calling 800-539-3863.


                           FUND ORGANIZATION AND FEES



The Victory Portfolios is an open-end management investment company, commonly known as a mutual fund, and currently consisting of twenty-eight series portfolios, four of which are inactive. The Victory Portfolios has been operating continuously since 1986, when it was created under Massachusetts law as a Massachusetts business trust, although certain of its funds have a prior operating history from their predecessor funds. On February 29, 1996, the Victory Portfolios converted from a Massachusetts business trust to a Delaware business trust. The Victory Portfolios' offices are located at 3435 Stelzer Road, Columbus, OH 43219-3035.



Overall responsibility for management of the Victory Portfolios rests with its Board of Trustees, who are elected by the shareholders of the Victory Portfolios.



INVESTMENT ADVISER AND SUB-ADVISER



Key Advisers is the investment adviser to the Fund. Key Advisers directs the investment of the Victory Portfolios' assets, subject at all times to the supervision of the Victory Portfolios' Board of Trustees. Key Advisers continually supervises the investment and reinvestment of cash, securities and other property comprising the assets of the Victory Portfolios.



Key Advisers was organized as an Ohio corporation on July 27, 1995 and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. It is a wholly-owned subsidiary of KeyCorp Asset Management Holdings, Inc., which is a wholly-owned subsidiary of Society National Bank, a wholly-owned subsidiary of KeyCorp. Affiliates of Key Advisers manage approximately $37 billion for numerous clients including large corporate and public retirement plans, Taft-Hartley plans, foundations and endowments, high net worth individuals and mutual funds.



The person primarily responsible for the investment management of the Intermediate Income Fund, as well as his previous experience, is as follows:


                                MANAGING
PORTFOLIO MANAGER            THE FUND SINCE               PREVIOUS EXPERIENCE
-----------------            --------------               -------------------
Robert E. Fernald            January, 1995                Portfolio Manager for Key Advisers
                                                          or the Sub-Adviser, beginning in
                                                          1993 and Society National Bank
                                                          since 1992; portfolio manager for
                                                          Ameritrust Company National
                                                          Association 1991-1992; formerly
                                                          Vice President of Fairfield Research
                                                          Corporation.




Subject to the general supervision of the Victory Portfolios' Board of Trustees and in accordance with the Intermediate Income Fund's investment objective, policies and restrictions, Key Advisers and the Sub-Adviser manages the Fund, makes decisions with respect to and places orders for all purchases and sales of the Fund's portfolio securities, and maintains the Fund's records relating to such purchases and sales.



For the services provided and expenses incurred pursuant to its investment advisory agreement with the Victory Portfolios respecting the Fund, Key Advisers receives a fee, computed daily and paid monthly, at the annual rate of seventy-five percent (.75%) of the average daily net assets of the Fund. The advisory fees for the Fund have been determined to be fair and reasonable in light of the services provided to the Fund. Key Advisers may periodically waive all or a portion of its advisory fee with respect to the Fund to increase the net income of the Fund available for distribution as dividends. Prior to January 1, 1996, the Sub-Adviser (Society Asset Management, Inc.) served as investment adviser to the Fund. During the Fund's fiscal year ended October 31, 1995, Society Asset Management, Inc. received investment advisory fees aggregating
 .__% of the average daily net assets of the Fund.



Under the investment advisory agreement between the Victory Portfolios, on behalf of the Fund, and Key Advisers, Key Advisers may delegate a portion of its responsibilities to a subadviser. In addition, the investment advisory agreement provides that Key Advisers may render services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser of the Fund and are under the common control of KeyCorp as long as all such persons are functioning as part of an organized group of persons, managed by authorized officers of Key Advisers.



Key Advisers has entered into an investment sub-advisory agreement with its affiliate, Society Asset Management, Inc., a registered investment adviser, on behalf of the Fund. The Sub-Adviser is a wholly-owned subsidiary of KeyCorp Asset Management Holdings, Inc. For its services under the investment sub-advisory agreement, Key Advisers pays the Sub-Adviser sub-advisory fees at an annual rate as a percentage of the Fund's average daily net assets as follows: .40% of the first $10 million of average daily net assets; .30% of the next $15 million of average daily net assets; .25% of the next $25 million of average daily net assets; and .20% of average daily net assets in excess of $50 million.



ADMINISTRATOR AND DISTRIBUTOR



Concord Holding Corporation is the Administrator for the Fund. Victory Broker-Dealer Services, Inc. is the Fund's principal underwriter and Distributor.



The Administrator generally assists in all aspects of the Fund's administration and operation. For expenses incurred and services provided as Administrator pursuant to its management and administration agreement with the Victory

Portfolios, the Administrator receives a fee from the Fund, computed daily and paid monthly, at an annual rate of fifteen one-hundredths of one percent (.15%) of the Fund's average daily net assets. The Administrator may periodically waive all or a portion of its administrative fee with respect to the Fund to increase the net income of the Fund available for distribution as dividends. During the fiscal year ended October 31, 1995, the Fund paid administration fees of .15% of its average daily net assets.



TRANSFER AGENT AND FUND ACCOUNTANT



Primary Funds Service Corporation, P.O. Box 9741, Providence, RI 02940-9741, serves as the Fund's Transfer Agent pursuant to a Transfer Agency and Shareholder Service Agreement with the Victory Portfolios and receives a fee for such services based on various criteria, including assets, transactions and the number of accounts. BISYS Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, OH 43219, provides certain accounting services for the Fund pursuant to a Fund Accounting Agreement and receives a fee for such services.



SHAREHOLDER SERVICING



Shareholder services are provided to the Fund pursuant to agreements between the Victory Portfolios and various shareholder servicing agents, including Key Trust Company of Ohio, N.A. and its affiliates and other financial institutions and securities brokers (each a "Shareholder Servicing Agent"). Each Shareholder Servicing Agent generally will provide support services to shareholders by establishing and maintaining accounts and records, processing dividend and distribution payments, providing account information, arranging for bank wires, responding to routine inquires, forwarding shareholder communication, assisting in the processing of purchase, exchange and redemption requests, and assisting shareholders in changing dividend options, account designations and addresses. For expenses incurred and services provided as Shareholder Servicing Agent pursuant to its respective Shareholder Servicing Agreement, the Fund pays each Shareholder Servicing Agent a fee computed daily and paid monthly, in amounts aggregating not more than twenty-five one-hundredths of one percent (.25%) of the average daily net assets of the Fund per year. A Shareholder Servicing Agent may periodically waive all or a portion of its respective shareholder servicing fees with respect to the Fund to increase the net income of the Fund available for distribution as dividends. During the fiscal year ended October 31, 1995, the Fund paid shareholder servicing fees of % of the Fund's average daily net assets.



EFFECT OF BANKING LAWS



Key Advisers and the Sub-Adviser believe that they may perform the investment advisory services for the Fund contemplated by the Investment Advisory (and Sub-Advisory) Agreements for the Fund (the "Advisory Agreements"). In the Advisory Agreements, Key Advisers and the Sub-Adviser have represented that they possess the legal authority to perform the investment advisory services contemplated therein and described in this Prospectus. Key Trust Company of Ohio, N.A. and its affiliates also believe that they also may perform the services for the Victory Portfolios contemplated by the Shareholder Servicing Agreement with the Victory Portfolios without violating applicable banking laws and regulations. Future changes in federal or state statutes and regulations relating to permissible activities of banks or bank holding companies and their subsidiaries and affiliates, as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations, could change the manner in which Key Advisers, the Sub-Adviser, Key Trust Company of Ohio, N.A. and its affiliates could continue to perform such services for the Victory Portfolios. See the Statement of Additional Information ("Glass-Steagall Act") for further discussion.



BUSINESS MANAGEMENT AGREEMENT

In connection with its obligations under its investment sub-advisory agreement, with Key Advisers, the Sub-Adviser has entered into a Business Management Agreement with Key Advisers pursuant to which Key Advisers provides certain administrative and support services to the Sub-Adviser. Such services include preparing reports to the Company's Board of Trustees, recordkeeping services, and services rendered in connection with the preparation of regulatory filings and other reports, and regulatory and compliance systems and other administrative and support services.



For such services, the Sub-Adviser pays fees to Key Advisers at an annual rate as follows: .25% on the first $10 million of average daily net assets; .15% of the next $15 million of average daily net assets; .10% of the next $25 million of average daily net assets; and .05% of average daily net assets in excess of $50 million.



EXPENSES



For the fiscal period ended April 30, 1995, the Fund's total operating expenses were .__% of the Fund's average net assets.


CUSTODIAN

Key Trust Company of Ohio, N.A. serves as custodian for the Fund and receives fees for its services.

INDEPENDENT ACCOUNTANTS

Coopers & Lybrand L.L.P. serves as the Fund's independent accountants.


                             ADDITIONAL INFORMATION



The Victory Portfolios may issue an unlimited number of shares and classes of the Fund. Shares of each class of the Fund participate equally in dividends and distributions and have equal voting, liquidation and other rights. When issued and paid for, shares will be fully paid and nonassessable by the Victory Portfolios and will have no preference, conversion, exchange or preemptive rights. Shareholders are entitled to one vote for each full share owned and fractional votes for fractional shares owned. For those investors with qualified trust accounts established with affiliates of the Adviser, the trustee will vote the shares at meetings of the Fund's shareholders in accordance with the shareholder's instructions or will vote in the same percentage as shares that are not held in trust. The trustee will forward to these shareholders all communications received by the trustee, including proxy statements and financial reports. The Victory Portfolios and the Fund are not required to hold annual meetings of shareholders and in ordinary circumstances do not intend to hold such meetings. The Trustees may call special meetings of shareholders for action by shareholder vote as may be required by the 1940 Act or the Victory Portfolios' Delaware Trust Instrument. Under certain circumstances, the Trustees may be removed by action of the Trustees or by the shareholders. Shareholders holding 10% or more of the Victory Portfolios' outstanding shares may call a special meeting of shareholders for the purpose of voting upon the question of removal of Trustees.



The Victory Portfolio's Board of Trustees may authorize the Victory Portfolios to offer other funds which may differ in the types of securities in which their assets may be invested.



Key Advisers, the Sub-Adviser and the Victory Portfolios have adopted Codes of Ethics ( the "Codes") which require investment personnel (a) to pre-clear all personal securities transactions, (b) to file reports regarding such transactions, and (c) to refrain from personally engaging in (i) short-term trading of a security, (ii) transactions involving a security within seven days of a Victory fund transaction involving the same security, and (iii) transactions involving securities being considered for investment by a Victory fund. The Codes also prohibit investment personnel from purchasing securities in an initial public offering. Personal trading reports are reviewed periodically by Key Advisers or the Sub-Adviser, and the Board of Trustees reviews annually such reports (including information on any substantial violations of the Codes). Violations of the Codes may result in censure, monetary penalties, suspension or termination of employment.



DELAWARE LAW



The Delaware Business Trust Act provides that a shareholder of a Delaware business trust shall be entitled to the same limitation of personal liability extended to stockholders of Delaware corporations, and the Victory Portfolios' Delaware Trust Instrument provides that shareholders will not be liable for obligations of the Victory Portfolios. In light of Delaware law, the nature of the Victory Portfolios' business, and the nature of its assets, management of the Victory Portfolios believes that the risk of personal liability to a Fund shareholder would be extremely remote.



In the unlikely event a shareholder is held personally liable for the Victory Portfolios' obligations, the Victory Portfolios is required to use its property to protect or compensate the shareholder. On request, the Victory Portfolios will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Victory Portfolios. Therefore, financial loss resulting from liability as a shareholder will occur only if the Victory Portfolios itself cannot meet its obligations to indemnify shareholders and pay judgments against them.



Delaware law authorizes electronic or telephonic communications between shareholders and the Victory Portfolios. Under Delaware law, the Successor Company has the flexibility to respond to future business contingencies. For example, the Trustees will have the power to incorporate the Victory Portfolios, to merge or consolidate it with another entity, to cause each fund to become a separate trust, and to change the Victory Portfolios' domicile without a shareholder vote. This flexibility could help reduce the expense and frequency of future shareholder meetings for non-investment related issues.



MISCELLANEOUS



Shareholders will receive Semi-Annual Reports, which are unaudited, and Annual Reports, which are audited by independent public accountants, describing the investment operations of the Fund. Each of these reports, when available for a particular fiscal year end or the end of a semi-annual fiscal period, is incorporated herein by reference. The Victory Portfolios may include information in their Annual Reports and Semi-Annual Reports to shareholders that (i) describes general economic trends, (ii) describes general trends within the financial services industry or the mutual fund industry, (iii) describes past or anticipated portfolio holdings for the Fund or (iv) describes investment management strategies for the Victory Portfolios. Such information is provided to inform shareholders of the activities of the Victory Portfolios for the most recent fiscal year end of a semi-annual fiscal period and to provide the views of Key Advisers, the SubAdviser and/or the Victory Portfolios' officers regarding expected trends and strategies.



Inquiries regarding the Victory Portfolios or the Fund may be directed in writing to the Victory Portfolios at Primary Funds Service Corporation, P.O. Box 9741, Providence, RI 02940-9741, or by telephone, toll-free, at 800-539-3863.


NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFERING

MADE BY THIS PROSPECTUS, AND IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE VICTORY PORTFOLIOS OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE VICTORY PORTFOLIOS OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

THE
VICTORY
PORTFOLIOS
INVESTMENT QUALITY BOND FUND



PROSPECTUS              For current yield, purchase, and redemption information,
March 1, 1996                                  call 800-539-FUND or 800-539-3863



THE VICTORY PORTFOLIOS (the "Victory Portfolios") is a registered open-end management investment company that offers investors a selection of money market, fixed-income, municipal bond, domestic and international equity portfolios. This Prospectus relates to the Investment Quality Bond Fund (the "Fund"), a diversified portfolio. KeyCorp Mutual Fund Advisers, Inc., Cleveland, Ohio, an indirect subsidiary of KeyCorp, is the investment adviser to the Fund ("Key Advisers" or the "Adviser"). Society Asset Management, Inc., Cleveland, Ohio, an indirect subsidiary of KeyCorp, is the investment sub-adviser to the Fund (the "SubAdviser" or "Society"). Concord Holding Corporation is the Fund's administrator (the "Administrator"). Victory Broker-Dealer Services, Inc. is the Fund's distributor (the "Distributor").



The Investment Quality Bond Fund seeks to provide a high level of income. The Fund pursues this objective by investing primarily in investment-grade bonds issued by corporations and the U.S. Government and its agencies or instrumentalities.



Please read this Prospectus before investing. It is designed to provide you with information and to help you decide if the Fund's goals match your own. Retain this document for future reference. A Statement of Additional Information (dated March 1, 1996) for the Fund and an annual report for the Fund's fiscal year ended October 31, 1995 for the Fund have been filed with the Securities and Exchange Commission and are incorporated herein by reference. The Statement of Additional Information is available without charge upon request by calling 800-539-3863.


SHARES OF THE FUND ARE:

-        NOT INSURED BY THE FDIC;

- NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY KEYCORP BANK, ANY OF ITS AFFILIATES, OR ANY OTHER BANK;

- SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION ("COMMISSION") OR ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE, NOR HAS THE COMMISSION OR ANY SUCH STATE AUTHORITY PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



TABLE OF CONTENTS                                                         PAGE
                                                                          ----
Summary of Fund Expenses                                                     2
Financial Highlights                                                         3
The Fund's Investment Objective                                              4
The Fund's Investment Policies and Risk Factors                              4
How to Invest, Exchange and Redeem                                           9
Dividends, Distributions and Taxes                                          15
Performance                                                                 17
Fund Organization and Fees                                                  17
Additional Information                                                      20

                            SUMMARY OF FUND EXPENSES

The table below summarizes the expenses associated with the Investment Quality Bond Fund. This standard format was developed for use by all mutual funds to help you make your investment decisions. Of course, you should consider this expense information along with other important information in this Prospectus, including the Fund's investment objective, investment policies and risk factors, and financial highlights.


SHAREHOLDER TRANSACTION EXPENSES(1)



Maximum Sales Load Imposed on Purchases (as a percentage of offering price)     4.75%
Maximum Sales Load Imposed on Reinvested Dividends                              0   %
Deferred Sales Load                                                             0   %
Redemption Fees                                                                 0   %
Exchange Fee                                                                    0   %

ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)

Management Fees(2)                                                               .62%
Administration Fees                                                              .15%
Other Expenses(3)                                                                .23%
                                                                                -----
Total Fund Operating Expenses(3)                                                1.00%
                                                                                =====



(1) Subsidiaries, correspondents, affiliate banks, and non-affiliates of banks. KeyCorp may charge a customer's account fees for services provided in connection with investment in the Fund. (See "How To Invest, Exchange and Redeem.")



(2) Key Advisers has agreed to reduce the amount of its investment advisory fee for the indefinite future. Key Advisers may terminate this voluntary waiver at its sole discretion. Absent this voluntary reduction, "Management Fees" would be .75% of the Fund's average daily net assets.



(3) The Fund may pay a maximum of 0.25% of its average daily net assets to financial institutions (including affiliates of KeyCorp) who have entered into a Shareholder Servicing Agreement with the Fund. Had the Fund paid a maximum of 0.25% of its average daily net assets, "Other Expenses" would be ___% of the Fund's average daily net assets and "Total Fund Operating Expenses" would be ___% of the Fund's average daily net assets.



EXAMPLE: You would pay the following expenses on a $1,000 investment, assuming
(1) a 5% annual return and (2) full redemption at the end of each time period.



                                 1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                 ------    -------    -------    --------
Investment Quality Bond Fund       $57       $78       $100         $164



The purpose of the table above is to assist a potential investor in the Fund in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. See "Fund Organization and Fees" for a more complete discussion of annual operating expenses of the Fund. The foregoing example is based upon expenses for the fiscal year ended October 31, 1995 and expenses that the Fund is expected to incur during the current fiscal year. THE FOREGOING EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                              FINANCIAL HIGHLIGHTS



THE FUND'S FINANCIAL HISTORY



The table below sets forth certain financial information with respect to the financial highlights for the Investment Quality Bond Fund for the periods indicated. The information below (except as indicated) has been derived from financial statements audited by Coopers & Lybrand L.L.P., independent accountants for the Victory Portfolios, whose report thereon, together with the financial statements of the Fund, are incorporated by reference into or contained in the Statement of Additional Information.



                    THE VICTORY INVESTMENT QUALITY BOND FUND
                              FINANCIAL HIGHLIGHTS



                                            FISCAL YEAR        SIX MONTHS      DECEMBER 10, 1993
                                               ENDED               ENDED         TO OCTOBER 31,
                                         OCTOBER 31, 1995    APRIL 30, 1995         1994(a)
                                         ----------------    --------------    -----------------
                                                               (UNAUDITED)
Net Asset Value, Beginning of Period                            $  9.10                $ 10.00
                                                                -------                -------
Investment Activities
  Net investment income                                            0.31                   0.53
  Net realized and unrealized gains
  (losses) on investments                                          0.29                  (0.92)
                                                                -------                -------
Total from Investment Activities                                   0.60                  (0.39)
Distributions                                                   -------                -------

  Net investment income                            [To be         (0.32)                 (0.51)
  Net Asset Value, End of Period                 inserted]      $  9.38                $  9.10
Total Return (Excludes Sales Charge)                               6.74%(b)              (3.92)%(b)
Ratios/Supplemental Data:
                                                                -------                -------
Net Assets, End of Period (000)                                 $92,202                $94,685
                                                                =======                =======
Ratio of expenses to average net
assets                                                             0.84%(c)               0.79%(c)
Ratio of net investment income
to average net assets                                              6.89%(c)               6.33%(c)
Ratio of expenses to average net
assets*                                                            1.10%(c)               1.25%(c)
Ratio of net investment income
to average net assets*                                             6.63%(c)               5.87%(c)
Portfolio turnover                                                54.92%                 89.92%


* During the period the investment advisory, administration and/or shareholder service fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would be as indicated.



(a)      Period from commencement of operations.


(b)      Aggregate.


(c)      Annualized.

                        THE FUND'S INVESTMENT OBJECTIVE



The Fund seeks to provide a high level of income. The investment objective of the Fund is fundamental and may not be changed without a vote of the holders of a majority of its outstanding voting securities (as defined in the Statement of Additional Information). There can be no assurance the investment objective of the Fund will be achieved.



                        INVESTMENT POLICIES OF THE FUND



The Fund pursues its objective by investing primarily in investment-grade bonds issued by corporations and the U.S. Government and its agencies or instrumentalities.



Under normal market conditions, the Fund will invest at least 65% of the value of its total assets in investment-grade bonds. The Fund's investments will include debentures, notes with remaining maturities at the time of purchase of one year or more, zero-coupon securities, mortgage-related securities, state, municipal or industrial revenue bonds, obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, debt securities convertible into, or exchangeable for, common stocks, first mortgage loans and participation certificates in pools of mortgages issued or guaranteed by the U.S. Government or its agencies or instrumentalities. The Fund will invest in state and municipal securities when, in the opinion of Key Advisers or the Sub-Adviser, their yields are competitive with those of comparable taxable debt obligations. In addition, up to 20% of the value of the Fund's total assets may be invested in preferred stocks, notes with remaining maturities at the time of purchase of less than one year, short-term debt obligations consisting of commercial paper (including variable amount master demand notes), bankers' acceptances, certificates of deposit and time deposits of domestic and foreign branches of U.S. banks and foreign banks, repurchase agreements, and securities of other investment companies. Some of the securities in which the Fund invests may have warrants or options attached.



All instruments purchased by the Fund will be rated, at the time of purchase, within the four highest rating categories by a nationally recognized statistical ratings organization ("NRSRO") (investment grade) or, if unrated, will be of comparable quality, as determined by Key Advisers or the Sub-Adviser.



Changes in the value of portfolio securities will not affect cash income, if any, derived from these securities but will affect the Fund's net asset value.



The investment policies of the Fund may be changed without an affirmative vote of the holders of a majority of the fund's outstanding voting securities unless
(1) a policy is expressly deemed to be a fundamental policy of the Fund or (2) a policy is expressly deemed to be changeable only by such majority vote.



The Fund is advised by Key Advisers, an indirect subsidiary of KeyCorp, which purchases securities for the Fund consistent with its investment objective and policies and which meet the quality and maturity characteristics established for the Fund.



From time to time, the Fund, to the extent consistent with its investment objective, policies and restrictions, may invest in securities of issuers with which Key Advisers or the Sub-Adviser or its affiliates have a lending relationship.



    ADDITIONAL INFORMATION REGARDING SECURITIES IN WHICH THE FUND MAY INVEST



The following paragraphs provide a brief description of some of the types of securities in which the Fund may invest, the transactions it may make and strategies it may adopt. The Fund may, following notice to its shareholders, take advantage of other investment practices which are not at present contemplated for use by the Fund or which currently are not available but which may be developed, to the extent such investment practices are both consistent with the Fund's investment objective and legally permissible for the Fund. Such investment practices, if they arise, may involve risks which exceed those involved in the activities described in this Prospectus.

- INVESTMENT GRADE SECURITIES. The Fund will invest in obligations which, at the time of purchase, are rated within the four highest rating categories by an NRSRO (investment grade) or, if unrated, which Key Advisers or the Sub-Adviser determines to be of comparable quality. The applicable securities ratings are described in the Appendix to the Statement of Additional Information.



- BONDS, NOTES AND DEBENTURES OF U.S. CORPORATE ISSUERS. Debentures represent unsecured promises to pay, while notes and bonds may be secured by mortgages on real property or security interests in personal property. Bonds include, but are not limited to, debt instruments with maturities of approximately one year or more, debentures, mortgage-related securities, stripped government securities and zero coupon obligations. Bonds, notes and debentures in which the Fund may invest may differ in interest rates, maturities and times of issuance. The market value of the Fund's fixed income investments will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while securities with longer maturities tend to produce higher yields, the price of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. Changes by recognized agencies in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments. Except under conditions of default, changes in the value of Fund securities will not affect cash income derived from these securities but will affect the Fund's net asset value.



- ZERO COUPON BONDS. The Fund is permitted to purchase zero coupon U.S. Government securities ("zero coupon bonds"). Zero coupon bonds are purchased at a discount from the face amount because the buyer receives only the right to receive a fixed payment on a certain date in the future and does not receive any periodic interest payments. The effect of owning instruments which do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligations. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to reinvest distributions at a rate as high as the implicit yields on the zero coupon bond, but at the same time eliminates the holder's ability to reinvest the interest payments at higher rates in the future. For this reason, zero coupon bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities which pay interest currently, which fluctuation increases the longer the period to maturity.



- SHORT-TERM OBLIGATIONS. These include high quality, short-term obligations such as domestic and foreign commercial paper (including variable-amount master demand notes), bankers' acceptances, certificates of deposit and demand and time deposits of domestic and foreign branches of U.S. banks and foreign banks, and repurchase agreements. (See "Foreign Securities" for a description of risks associated with investments in foreign securities.)



- INTERNATIONAL BONDS. The Fund may invest in Euro and Yankee obligations, which are U.S. dollar-denominated international bonds for which the primary trading market is in the United States ("Yankee Bonds"), or for which the primary trading market is abroad ("Eurodollar Bonds"). The Fund may also invest in Canadian and Supranational Agency Bonds (e.g., International Monetary Fund). (See "Foreign Securities" for a description of risks associated with investments in foreign securities.)



- FOREIGN SECURITIES. The Fund may invest up to 20% of the value of its total assets in debt securities of foreign issuers, including foreign banks. Foreign securities are subject to special risks, such as future adverse political and economic developments, possible seizure, nationalization, or expropriation of foreign investments, less stringent disclosure requirements, increased costs associated with the conversion of foreign currency into U.S. dollars, the possible establishment of exchange controls or taxation at the source, or the adoption of other foreign governmental restrictions. To the extent the Fund may invest in securities of foreign issuers which are not traded on any exchange, there is a further risk that these securities will not be readily marketable. The Fund will not hold foreign currency in amounts exceeding 5% of its assets as a result of such investments.

- U.S. GOVERNMENT SECURITIES. The Fund may invest in obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association ("GNMA") and the Export-Import Bank of the United States, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association ("FNMA") are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Student Loan Marketing Association ("SLMA"), are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Federal Farm Credit Banks or the Federal Home Loan Mortgage Corporation ("FHLMC"), are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government will provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so by law. The Fund will invest in the obligations of such agencies or instrumentalities only when Key Advisers or the Sub-Adviser believes that the credit risk with respect thereto is minimal.



- RECEIPTS. In addition to bills, notes and bonds issued by the U.S. Treasury, the Fund may also purchase separately traded interest and principal component parts of such obligations that are transferable through the Federal book entry system, known as Separately Traded Registered Interest and Principal Securities ("STRIPS") and Coupon Under Book Entry Safekeeping ("CUBES"). These instruments are issued by banks and brokerage firms and are created by depositing Treasury notes and Treasury bonds into a special account at a custodian bank; the custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Receipts include Treasury Receipts ("TRs"), Treasury Investment Growth Receipts ("TIGRs") and Certificates of Accrual on Treasury Securities ("CATS").



STRIPS, CUBES, TRs, TIGRs and CATS are sold as zero coupon securities, which means that they are sold at a substantial discount and redeemed at face value at their maturity dates without interim cash payments of interest or principal. This discount is amortized over the life of the security, and such amortization will constitute the income earned on the security for both accounting and tax purposes. Because of these features, these securities may be subject to greater interest rate volatility than interest-paying U.S. Treasury obligations. The Fund will limit its investments in such instruments to 20% of its total assets.



- GOVERNMENT MORTGAGE-BACKED SECURITIES. The principal governmental (i.e., backed by the full faith and credit of the United States Government) guarantor of mortgage-related securities is GNMA. GNMA is a wholly owned United States Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages.



Government-related (i.e., not backed by the full faith and credit of the United States Government) guarantors include FNMA and FHLMC. FNMA and FHLMC are government-sponsored corporations owned entirely by private stockholders. Pass-through securities issued by FNMA and FHLMC are guaranteed as to timely payment of principal and interest by FNMA and FHLMC but are not backed by the full faith and credit of the United States Government. The investment characteristics of mortgage-related securities differ from traditional debt securities. These differences can result in greater price and yield volatility than is the case with traditional fixed income securities. The major differences typically include more frequent interest and principal payments, usually monthly, the adjustability of interest rates, and the possibility that prepayments of principal may be made at any time. Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors. During periods of declining interest rates, prepayment rates can be expected to accelerate. Under certain interest rate and prepayment rate scenarios, the Fund may fail to recoup fully its investment in mortgage-backed securities (and incur capital losses) notwithstanding a direct or indirect governmental or agency guarantee. In general, changes in the rate of prepayments on a mortgage-related security will change that security's market value and its yield to maturity. When interest rates fall, high prepayments could force the Fund to reinvest principal at a time when investment opportunities are not attractive. Thus, mortgage-backed securities may not be an effective means for the Fund to lock in long-term interest rates. Conversely, during periods when interest rates rise, slow prepayments could cause the average life of the security to lengthen and the value to decline more than anticipated. However, during periods of rising interest rates, principal repayments by mortgage-backed securities allow the Fund to reinvest at increased interest rates.



- COLLATERALIZED MORTGAGE OBLIGATIONS. Mortgage-related securities in which the Fund may invest may also include collateralized mortgage obligations ("CMOs"). CMOs are debt obligations issued generally by finance subsidiaries or trusts that are secured by mortgage-backed certificates, including, in many cases, certificates issued by government-related guarantors, including GNMA, FNMA and FHLMC, together with certain funds and other collateral. Although payment of the principal of and interest on the mortgage-backed certificates pledged to secure the CMOs may be guaranteed by GNMA, FNMA or FHLMC, the CMOs represent obligations solely of the issuer and are not insured or guaranteed by GNMA, FHLMC, FNMA or any other governmental agency, or by any other person or entity. The issuers of the CMOs typically have no significant assets other than those pledged as collateral for the obligations.



- MORTGAGE-RELATED SECURITIES ISSUED BY NON-GOVERNMENTAL ENTITIES. The Fund may invest in mortgage-related securities issued by non-governmental entities. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may also be the originators of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are not direct or indirect government guarantees of payments in the former pools. However, timely payment of interest and principal of these pools is supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Fund's investment quality standards. There can be no assurance that the private insurers can meet their obligations under the policies. The Fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the poolers, Key Advisers or the Sub-Adviser determines that the securities meet the Fund's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. The Fund will not purchase mortgage-related securities or any other assets which in the opinion of Key Advisers or the Sub-Adviser are illiquid if, as a result, more than 15% of the value of the Fund's total assets will be invested in illiquid securities.



The Fund may purchase mortgage-related securities with stated maturities in excess of 10 years. Mortgage-related securities include collateralized mortgage obligations and participation certificates in pools of mortgages. The average life of mortgage-related securities varies with the maturities of the underlying mortgage instruments, which have maximum maturities of 40 years. The average life is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of mortgage prepayments. The rate of such prepayments, and hence the average life of the certificates, will be a function of current market interest rates and current conditions in the relevant housing markets. The impact of prepayment of mortgages is described under "Government Mortgage-Backed Securities" above. Estimated average life will be determined by Key Advisers or the Sub-Adviser. Various independent mortgage-related securities dealers publish estimated average life data using proprietary models, and in making such determinations, Key Advisers or the Sub-Adviser will rely on such data except to the extent such data are deemed unreliable by Key Advisers or the Sub-Adviser. Key Advisers or the Sub-Adviser might deem data unreliable which appeared to present a significantly different estimated average life for a security than data relating to the estimated average life of comparable securities as provided by other independent mortgage-related securities dealers.

- SECURITIES LENDING. In order to generate additional income, the Fund may, from time to time, lend portfolio securities to broker-dealers, banks or institutional borrowers of securities. The Fund must receive collateral equal to 100% of the securities' value in the form of cash or U.S. Government securities, plus any interest due, which collateral must be marked to market daily by Key Advisers or the Sub-Adviser. Should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund. During the time portfolio securities are on loan, the borrower pays the Fund an amount equal to any dividends or interest paid on such securities plus any interest negotiated between the parties to the lending agreement. Loans are subject to termination by the Fund or the borrower at any time. While the fund does not have the right to vote securities on loan, the Fund intends to terminate the loan and regain the right to vote if that is considered important with respect to the investment. The Fund will only enter into loan arrangements with broker-dealers, banks or other institutions which Key Advisers or the Sub-Adviser has determined are creditworthy under guidelines established by the Victory Portfolios' Board of Trustees. The Fund intends to limit its securities lending to 33% of total assets.



- WHEN-ISSUED SECURITIES. The Fund may purchase securities on a when-issued or delayed delivery basis. These transactions are arrangements in which the Fund purchases securities with payment and delivery scheduled for a future time, thereby involving the risk that the yield obtained in the transaction will be less than that available in the market when delivery takes place. When the Fund agrees to purchase securities on a when-issued basis, the Fund's custodian will set aside cash or liquid portfolio securities equal to the amount of that commitment in a separate account, and may be required to subsequently place additional assets in the separate account to maintain equivalence with the Fund's commitment. The Fund generally will not pay for such securities and no income accrues on the securities until they are received. Securities purchased on a when-issued basis are recorded as assets and are subject to changes in value prior to delivery based upon changes in the general level of interest rates and other market factors. The Fund does not intend to purchase when-issued or delayed delivery securities for speculative purposes, but only for the purpose of acquiring portfolio securities consistent with its investment objective and policies, and not for investment leverage. In when-issued and delayed delivery transactions, the Fund relies on the seller to complete the transaction; its failure to do so may cause the Fund to miss a price or yield considered to be advantageous.



- REPURCHASE AGREEMENTS. Under the terms of a repurchase agreement, the Fund acquires securities from financial institutions or registered broker-dealers, subject to the seller's agreement to repurchase such securities at a mutually agreed upon date and price. The seller is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). If the seller were to default on its repurchase obligation or become insolvent, the Fund holding such obligation would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price, or to the extent that the disposition of such securities by the Fund were delayed pending court action. Repurchase agreements are considered by the staff of the Commission to be loans by the Funds.



- REVERSE REPURCHASE AGREEMENTS. The Fund may borrow funds for temporary purposes by entering into reverse repurchase agreements. Pursuant to such agreements, the Fund sells portfolio securities to financial institutions such as banks and broker-dealers, and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it must place in a segregated custodial account assets having a value equal to the repurchase price (including accrued interest); the collateral will be marked to market on a daily basis, and will be continuously monitored to ensure that such equivalent value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings under the Investment Company Act of 1940 (the "1940 Act").



- INVESTMENT COMPANY SECURITIES. The Fund may also invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the securities of any one investment company or invest more than 10% of its total assets in the securities of other investment companies. Pursuant to an exemptive order received by the Victory Portfolios from the Securities and Exchange Commission, the Fund may invest in the money market funds of the Victory Portfolios. Key Advisers and/or the Sub-Adviser will waive its fee attributable to the

Fund's assets invested in a fund of the Victory Portfolios and, to the extent required by the laws of any state in which shares of the Fund are sold, Key Advisers and/or the Sub-Adviser will waive its investment advisory fee as to all assets invested in other investment companies. Because such other investment companies employ an investment adviser, such investment by the Fund will cause shareholders to bear duplicative fees such as management fees, to the extent such fees are not waived by Key Advisers and/or the Sub-Adviser.



- BORROWING. The Fund may enter into commitments to purchase securities in accordance with its investment program, including delayed-delivery and when-issued securities and reverse repurchase agreements, provided that the total amount of any such borrowing does not exceed 33 1/3% of the Fund's total assets. The Fund may borrow money for temporary or emergency purposes in an amount not exceeding 5% of the value of its total assets at the time when the loan is made. Any borrowings representing more than 5% of the Fund's total assets must be repaid before the Fund may make additional investments. The Fund does not currently intend to borrow for leveraging purposes.



- ILLIQUID INVESTMENTS AND RESTRICTED SECURITIES. The Fund may invest up to 15% of its net assets in illiquid investments (investments that cannot be readily sold within seven days in the usual course of business at approximately the price at which the Fund has valued them), including Restricted Securities (as defined below) deemed to be illiquid. Under the supervision of the Trustees, Key Advisers or the Sub-Adviser determines the liquidity of the Fund's investments. The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Fund to sell them promptly at an acceptable price. "Restricted Securities" are securities which are subject to restrictions on resale due to acquisition without registration under the Securities Act of 1933, as amended (the "1933 Act"). Unless registered for sale, these securities can only be sold in privately negotiated transactions or pursuant to an exemption from registration. See "Private Placement Investments," below.



- PRIVATE PLACEMENT INVESTMENTS. The Fund may invest in commercial paper issued in reliance on the exemption from registration afforded by Section 4(2) of the 1933 Act. Section 4(2) commercial paper is restricted as to disposition under federal securities law and is generally sold to institutional investors, such as the Fund, that agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) commercial paper is normally resold to other institutional investors like the Fund through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) commercial paper, thus providing liquidity. The Fund believes that Section 4(2) commercial paper and possibly certain other Restricted Securities that meet the criteria for liquidity established by the Trustees are quite liquid. The Fund intends, therefore, to treat the Restricted Securities that meet the criteria for liquidity established by the Trustees, including Section 4(2) commercial paper, as determined by Key Advisers or the Sub-Adviser, as liquid and not subject to the investment limitation applicable to illiquid securities. Therefore, the Fund will generally purchase Section 4(2) commercial paper without regard to the Fund's restriction on illiquid securities.



The ability of the Trustees to determine the liquidity of certain Restricted Securities is permitted under a position of the Staff of the Commission set forth in the adopting release for Rule 144A under the 1933 Act (the "Rule"). The Rule is a nonexclusive safe-harbor. The Rule provides an exemption from registration under resales of Restricted Securities to qualified institutional buyers. The Rule was expected to further enhance the liquidity of the 1933 Act the secondary market for the types of securities eligible for resale under Rule 144A. The Victory Portfolios believes that the staff of the Commission has left the question of determining the liquidity of all Restricted Securities to the Trustees. The Trustees consider the following criteria in determining the liquidity of certain restricted securities: the frequency of trades and quotes for the security; the number of dealers willing to purchase or sell the security and the number of other potential buyers; dealer undertakings to make a market in the security; and the nature of the security and the nature of the marketplace trades.

NOTE: The Statement of Additional Information contains information about certain investment practices and portfolio securities of the Fund. The Statement of Additional Information also contains information about investment restrictions designed to reduce the risk of an investment in the Fund.



                           LIMITING INVESTMENT RISKS



The following summarizes the Fund's principal investment limitations. A complete listing is contained in the Statement of Additional Information.



1. (a) The Fund may borrow money solely for temporary or emergency purposes, but not in an amount exceeding 33_% of its total assets. (b) The Fund may borrow money from banks or by engaging in reverse repurchase agreements. (c) The Fund will not purchase securities when borrowings exceed 5% of its total assets. If the Fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. To this extent, purchasing securities when borrowings are outstanding may involve an element of leverage.



2. The Fund will not purchase a security if, as a result, more than 15% of its net assets would be invested in illiquid securities. The Fund may invest up to 15% of its net assets in illiquid investments (investments that cannot be readily sold within seven days in the usual course of business at approximately the price at which the Fund has valued them), including restricted securities deemed to be illiquid. Under the supervision of the Trustees, Key Advisers or the Sub-Adviser determines the liquidity of the Fund's investments. The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Fund to sell them promptly at an acceptable price.



Except for the Fund's investment objective and the percentage limitation on borrowing in limitation 1(a), the investment policies described in this Prospectus are not fundamental. Non-fundamental limitations may be changed without shareholder approval. Whenever an investment policy or limitation states a maximum percentage of the Fund's assets that may be invested, such percentage limitation will be determined immediately after and as a result of the investment, except in the case of borrowing (or other activities that may be deemed to result in the issuance of a "senior security" under the 1940 Act). Any subsequent change in values, assets, or other circumstances will not be considered when determining whether the investment complies with the Fund's investment policies and limitations. If the value of a Fund's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board of Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity.



PORTFOLIO TRANSACTIONS



Brokerage firms are utilized to conduct securities transactions for the Fund. Broker-dealers are chosen by judging professional ability and quality of service.



Key Advisers or the Sub-Adviser may allocate transactions to broker-dealers who help distribute the Fund's shares or the shares of the other funds of the Victory Portfolios, to the extent permitted by law. Key Advisers or the Sub-Adviser will make such allocations only if brokerage fees are comparable to those charged by non-affiliated, qualified broker-dealers for similar services.



Key Advisers or the Sub-Adviser may engage in short-term trading with respect to the Fund when it believes it is consistent with the Fund's investment objective and policies. The frequency of portfolio transactions--the Fund's turnover rate--will vary from year for to year depending on market conditions.



For the fiscal periods ended October 31, 1994 and October 31, 1995, the annual portfolio turnover rates for the Fund were 89.92% and ___%, respectively.

                       HOW TO INVEST, EXCHANGE AND REDEEM

HOW TO INVEST

Shares may be purchased directly or through an Investment Professional. Investment Professionals are securities brokers or other financial institutions that have entered into selling or servicing agreements with the Fund or the Distributor. Shares are also available to clients of bank trust departments who have qualified trust accounts. The minimum investment is $500 for the initial purchase and $25 thereafter. Accounts set up through a bank trust department or an Investment Professional may be subject to different minimums.

- Investing Through Your Investment Professional. Your Investment Professional will place your order with the Transfer Agent on your behalf. You may be required to establish a brokerage or agency account. Your Investment Professional will notify you whether subsequent trades should be directed to the Investment Professional or directly to the Fund's Transfer Agent. Accounts established with Investment Professionals may have different features, requirements and fees. In addition, Investment Professionals may charge for their services. Information regarding these features, requirements and fees will be provided by the Investment Professional. If you are purchasing shares of any Fund through a program of services offered or administered by your Investment Professional, you should read the program materials in conjunction with this Prospectus.

- Investing Through The Systematic Investment Plan. You can use the Systematic Investment Plan to purchase shares directly from your bank account. Please refer to "Systematic Investment Plan" below for more details.

- Investing Through Your Bank Trust Department. Your bank trust department may require a minimum investment and may charge additional fees. Fee schedules for such accounts are available upon request and are detailed in the agreements by which a client opens the desired account. Your bank trust department may require a completed and signed application for the Fund in which an investment is made. Additional documents may be required from corporations, associations, and certain fiduciaries. Any account information, such as balances, should be obtained through your bank trust department. Additional purchases, exchanges or redemptions should also be coordinated through your bank trust department. Contact your bank trust department for instructions.


The services rendered by a bank trust department, including affiliates of Key Advisers or the Sub-Adviser, in the management of its accounts are not duplicative of any of the services for which Key Advisers or the Sub-Adviser as the investment adviser or sub-adviser, respectively, is compensated for advising the Fund. The charges paid by clients of bank trust departments, or their affiliates, should be considered in calculating the net yield and return on investments in the Fund, although such charges do not affect the Fund's dividends and distributions.


INVESTING DIRECTLY

BY MAIL: You may purchase shares by completing and signing an account application (initial purchase only) and mailing it, together with a check (or other negotiable bank draft or money order) in the amount of at least the minimum investment requirement to, The Victory Investment Quality Bond Fund, Primary Funds Service Corporation, P.O. Box 9741, Providence, RI 02940-9741. Subsequent purchases may be made in the same manner.

BY WIRE: Call 800-539-3863 to set up your Fund account to accommodate wire transactions. YOU MUST CALL THE TRANSFER AGENT BEFORE WIRING FUNDS. You will begin to earn dividends on the first business day following receipt of your wire. Federal funds (monies transferred from one bank to another through the Federal Reserve System with same-day availability) should be wired to:

         Boston Safe Deposit & Trust Co.
         ABA #011001234

         Credit PFSC DDA #16-918-8
         The Victory Portfolios: Investment Quality Bond Fund

You must include your account number, your name(s), tax identification number(s) and the control number assigned by the Transfer Agent. The Fund does not impose a fee for wire transactions, although your bank may charge you a fee for this service.

Shares are sold at the public offering price based on the net asset value that is next determined after the Transfer Agent receives the purchase order. In most cases, to receive that day's offering price, the Transfer Agent must receive your order as of the close of regular trading of the New York Stock Exchange ("NYSE") (generally 4:00 pm Eastern time) (the "Valuation Time") on each Business Day (as defined in "Net Asset Value Per Share") of the Fund. If you buy shares through an Investment Professional, the Investment Professional must receive your order in a timely fashion on a regular Business Day and transmit it to the Transfer Agent so that it is received before the close of business that day. The Transfer Agent may reject any purchase order for the Fund's shares, in its sole discretion.

It is the responsibility of your Investment Professional to transmit your order to purchase shares to the Transfer Agent in a timely fashion in order for you to receive that day's share price. The Fund must receive payment within three business days after an order is placed. Otherwise, the purchase order will be canceled and you could be held liable for resulting fees and/or losses.

INVESTMENT REQUIREMENTS

All purchases must be made in U.S. dollars. Checks must be drawn on U.S. banks. No cash will be accepted. If you make a purchase with more than one check, each check must have a value of at least $25, and the minimum investment requirement still applies. The Fund reserves the right to limit the number of checks processed at one time. If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees incurred. Payment for the purchase is expected at the time of the order. If payment is not received within three business days of the date of the order, the order may be canceled, and you could be held liable for resulting fees and/or losses.

Shares are sold at their offering price, which is normally net asset value plus an initial sales charge. However, in some cases, described below, where purchases are not subject to an initial sales charge, the offering price may be net asset value. In some cases, reduced sales charges may be available, as described below. When you invest, the Fund receives the net asset value for your account. The sales charge varies depending on the amount of your purchase and a portion may be retained by the Distributor and allocated to your Investment Professional. The Victory Portfolios has a reinstatement policy which allows an investor who redeems his/her shares originally purchased with a sales charge to reinvest within 90 days without incurring an additional sales charge. The current sales charge rates and commissions paid to Investment Professionals are as follows:


                              FRONT-END SALES CHARGE
                                 AS A PERCENTAGE OF:
                              ----------------------
                              OFFERING        NET AMOUNT         DEALER
AMOUNT OF PURCHASE             PRICE           INVESTED        REALLOWANCE
------------------            --------        ----------       -----------
Less than $49,999              4.75%            4.99%             4.00%
$50,000 to $99,999             4.50%            4.71%             4.00%
$100,000 to $249,999           3.50%            3.63%             3.00%
$250,000 to $499,999           2.25%            2.30%             2.00%
$500,000 to $999,999           1.75%            1.78%             1.50%
$1,000,000 and above           0.00%            0.00%             *

*        There is no initial sales charge on purchases of $1 million or more.
         Investment Professionals will be compensated at the rate of up to 0.25% of such purchases.

The Distributor reserves the right to reallow the entire commission to dealers. If that occurs, the dealer may be considered an "underwriter" under Federal securities laws.

The Distributor may pay all or a portion of any applicable sales charges and service fees to Investment Professionals who sell shares of the Fund and provide ongoing sales support services or shareholder support services. For the three-year period commencing April 30, 1994, for activities in maintaining and servicing accounts of customers invested in the Fund, First Albany Corporation ("First Albany") and PFIC Securities Corporation ("PFIC") may receive payments from the Distributor equal to two-thirds of the Dealer Retention (as defined below) on any shares of the Fund (and other funds of the Victory Portfolios) sold by First Albany or PFIC and their broker-dealer affiliates. "Dealer Retention" is an amount equal to the difference between the applicable sales charge and such part of the sales charge which is reallowed to broker-dealers.

The Distributor, at its expense, may also provide additional cash compensation to dealers in connection with sales of shares of the Fund. The maximum cash compensation payable by the Distributor is currently 4.00% of the offering price. In addition, the Distributor will, from time to time and at its own expense, provide compensation, including financial assistance, to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding one or more Victory Portfolios and/or other dealer-sponsored special events including payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature. Compensation will include the following types of non-cash compensation offered through sales contests: (1) vacation trips including the provision of travel arrangements and lodging; (2) tickets for entertainment events (such as concerts, cruises and sporting events) and (3) merchandise (such as clothing, trophies, clocks and pens). Dealers may not use sales of the Fund's shares to qualify for this compensation to the extent such may be prohibited by the laws of any state or any self-regulatory organization, such as the National Association of Securities Dealers, Inc. None of the aforementioned compensation is paid for by the Fund or its shareholders.

REDUCED SALES CHARGES. You may be eligible to buy shares at reduced sales charge rates in one or more of the following ways:

LETTER OF INTENT. An investor may obtain a reduced sales charge by means of a written Letter of Intent which expresses the investor's intention to purchase shares of the Fund at a specified total public offering price within a 13-month period.

A Letter of Intent is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 5% of the total amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed shares will be involuntarily redeemed to pay the additional sales charge, if necessary. Dividends (if any) on escrowed shares, whether paid in cash or reinvested in additional shares, are not subject to escrow. The escrowed shares will not be available for disposal by the investor until all purchases pursuant to the Letter of Intent have been made or the higher sales charge has been paid. When the full amount indicated has been purchased, the escrow will be released. A Letter of Intent may include purchases of shares made not more than 90 days prior to the date the investor signs a Letter of Intent; however, the 13-month period during which the Letter of Intent is in effect will begin on the date of the earliest purchase to be included. An investor may combine purchases that are made in an individual capacity with (1) purchases that are made by members of the investor's immediate family and (2) purchases made by businesses that the investor owns as sole proprietorships, for purposes of obtaining reduced sales charges by means of a written Letter of Intent. In order to accomplish this, however, investors must designate on the account application the accounts that are to be combined for this purpose. Investors can only designate accounts that are open at the time the Letter of Intent is executed.

If an investor qualifies for a further reduced sales charge because the investor has either purchased more than the dollar amount indicated on the Letter of Intent or has entered into a Letter of Intent which includes shares purchased prior to the date of the Letter of Intent, the difference in the sales charge will be used to purchase additional shares of the Fund on behalf of the investor; thus the total purchases (included in the Letter of Intent) will reflect the applicable reduced sales charge of the Letter of Intent.

For investors who purchase more than the dollar amount indicated on the Letter of Intent or enter into a Letter of Intent that includes shares purchased prior to the date of the Letter of Intent and qualify for a reduced sales charge, all such additional shares will be immediately purchased in the form of additional shares and credited to the investor's account at the then current public offering price applicable to a single purchase of the total amount of the purchases.

For further information about Letters of Intent, interested investors should contact the Transfer Agent at 800-539-3863. This program, however, may be modified or eliminated at any time without notice.

RIGHT OF ACCUMULATION AND CONCURRENT PURCHASES

A shareholder may qualify for a reduced sales charge on purchases of shares of the Fund and other funds of the Victory Portfolios by combining a current purchase with purchases of another fund(s) or with certain prior purchases of shares of the Victory Portfolios. The applicable sales charge is based on the sum of (i) the purchaser's current purchase plus (ii) the current public offering price of the purchaser's previous purchases of (a) all shares held by the purchaser in the Fund and (b) all shares held by the purchaser in any other fund of the Victory Portfolios (except money market funds).

To receive the applicable public offering price pursuant to the right of accumulation, shareholders must provide the Transfer Agent with sufficient information at the time of purchase to permit confirmation of qualification. Accumulation privileges may be amended or terminated without notice at any time by the Distributor.

- WAIVERS OF SALES CHARGES. No sales charge is imposed on sales of shares to the following categories of persons (which categories may be changed or eliminated at any time):

(1) Current or retired trustees of the Victory Portfolios; employees, directors, trustees, and their family members of KeyCorp or an Affiliated Provider (Affiliated Providers refer to affiliates and subsidiaries of KeyCorp and service providers to the Victory Portfolios and the Victory Shares (collectively, the "Victory Group")), dealers having an agreement with the Distributor and any trade organization to which Key Advisers, the Sub-Adviser or the Administrator belongs;

(2) Investors who purchase shares for trust, investment management or certain other advisory accounts established with KeyCorp or any of its affiliates;

(3) Investors who purchase shares through a 401(k) plan sponsored by an Affiliated Provider;

(4) Investors who reinvest assets received in a distribution from a qualified, non-qualified or deferred compensation plan, agency, trust or custody account that was either (a) maintained by KeyCorp or an Affiliated Provider, or (b) invested in a fund of the Victory Group;

(5) Investors who, within 90 days of redemption, use the proceeds from the redemption of shares of another mutual fund complex for which they previously paid a front end sales charge or sales charge upon redemption of shares; and

(6) Shareholders of the former Investors Preference Fund For Income, Inc. and the Investors Preference New York Tax-Free Fund, Inc. who have continuously maintained accounts with a fund or funds of the Victory Group with a balance of $250,000 or more (investors with less than $250,000 will pay any applicable sales loads).


SPECIAL INVESTOR SERVICES



- THE SYSTEMATIC INVESTMENT PLAN. You can make regular investments in the Fund and all other funds of the Victory Group with the Systematic Investment Plan by completing the appropriate section of the account application and attaching a voided personal check with your bank's magnetic ink coding number across the front. If your bank account is jointly owned, be sure that all owners sign. You must first meet the Fund's initial investment requirement of $500, then investments may be made monthly by automatically deducting $25 or more from your bank checking account. For officers, trustees, directors and employees, including retired directors and employees, of the Victory Group, KeyCorp and its affiliates, and the Administrator and its affiliates (and family members of each of the foregoing, i.e., parents and children) who participate in the Systematic Investment Plan, there is no minimum initial investment required. You may change the amount of your monthly purchase at any time. A bank draft form must be completed for this option. Your bank checking account will be debited on the date indicated on your Account Application. Shares will be purchased at the offering price next determined following receipt of the order by the Transfer Agent. You may cancel the Systematic Investment Plan at any time without payment of a cancellation fee. Your monthly account statement will reflect systematic investment transactions, and a debit entry will appear on your bank statement.



- TELEPHONE TRANSACTIONS. You can initiate any transaction by telephone. You may call the Transfer Agent toll-free at 800-539-3863 or call your Investment Professional or bank trust department. See "Shareholder Account Rules and Policies" for more information about telephone transactions.



- THE SYSTEMATIC WITHDRAWAL PLAN. You can make regular withdrawals from your account in any fund of the Victory Group with the Systematic Withdrawal Plan by completing the appropriate section of the account application. If you own shares in a fund worth $5,000 or more, you can have monthly, quarterly, semi-annual or annual checks sent from your account directly to you, to a person named by you, or to your bank checking account. The required minimum withdrawal is $25. If you are having checks sent to your bank checking account, attach a voided personal check with your bank's magnetic coding number across the front of the account application. If your account is jointly owned, be sure that all owners sign the application. You may obtain information about the Systematic Withdrawal Plan by contacting your Investment Professional. Your Systematic Withdrawal Plan payments are drawn from share redemptions. If Systematic Withdrawal Plan redemptions exceed dividend distributions paid on your Fund shares, your account eventually may be exhausted. If any applicable sales charges are applied to new purchases of shares of the Fund, it is to your disadvantage to buy shares of the Fund while also making systematic redemptions.



Your account will be debited on the date you indicate on your Account Application. Shares will be redeemed at the NAV as determined on the debit date indicated on your Account Application. You may cancel the Systematic Withdrawal Plan at any time without payment of a cancellation fee. Each Systematic Withdrawal Plan transaction will appear as a debit entry on your monthly account statement.



- RETIREMENT PLANS. Retirement plans can be among the best tax-planning vehicles available to individuals. Call your Investment Professional for more information on the plans and their benefits, provisions and fees. Your Investment Professional can set up your new account in the Fund under one of several tax-sheltered plans. These plans let you invest for retirement and shelter your investment income from current taxes. Plans include Individual Retirement Accounts (IRAs) and Rollover IRAs. Other fees may be charged by the IRA custodian or trustee.


HOW TO REDEEM SHARES

You may redeem all or a portion of your shares on any day that the Fund is open for business (see "Share Price" below). Shares will be redeemed at the NAV next calculated after the Transfer Agent has received the redemption request. If the Fund account is closed, any accrued dividends will be paid at the beginning of the following month.

You may redeem shares in several ways:

BY MAIL:  Send a written request to:

             The Victory Portfolios:  Investment Quality Bond Fund
                                      P.O. Box 9741
                                      Providence, RI  02940-9741

Write a "letter of instruction" with your name, the Fund's name, your Fund account number, the dollar amount or number of shares to be redeemed, and any additional requirements that apply to each particular account. You will need the letter of instruction signed by all persons required to sign for transactions, exactly as their names appear on the account application. A signature guarantee is required if: you wish to redeem more than $10,000 worth of shares; your Fund account registration has changed within the last 60 days; the check is not being mailed to the address on your account; the check is not being made out to the account owner; or the redemption proceeds are being transferred to another Victory Group account with a different registration. The following institutions should be able to provide you with a signature guarantee: banks, brokers, dealers, credit unions (if authorized under state law), securities exchanges and associations, clearing agencies, and savings associations. A signature guarantee may not be provided by a notary public. A signature guarantee is designed to protect you, the Fund, and its agents from fraud. The Transfer Agent reserves the right to reject any signature guarantee if (1) it has reason to believe that the signature is not genuine, (2) it has reason to believe that the transaction would otherwise be improper, or (3) the guarantor institution is a broker or dealer that is neither a member of a clearing corporation nor maintains net capital of at least $100,000.

BY WIRE: You may make redemptions by wire provided you have established a Fund account to accommodate wire transactions. If telephone instructions are received before Valuation Time (generally 4:00 p.m. Eastern time), proceeds of the redemption will be wired as federal funds on the next Business Day to the bank account designated with the Transfer Agent. You may change the bank account designated to receive an amount redeemed at any time by sending a letter of instruction with a signature guarantee to the Transfer Agent, Primary Funds Service Corporation, P.O. Box 9741, Providence, RI 02940-9741.

BY TELEPHONE: To redeem by telephone, you may call the Transfer Agent toll free at 800-539-3863 or call your Investment Professional or bank trust department. See "Shareholder Account Rules and Policies" for more information about telephone transactions.

ADDITIONAL REDEMPTION REQUIREMENTS: The Fund may withhold payment on redemptions until it is reasonably satisfied that investments made by check have been collected, which can take up to 15 days. Also, when the NYSE is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closings, or under any emergency circumstances as determined by the Commission to merit such action, the right of redemption may be suspended or the date of payment postponed for a period of time that may exceed 7 days. In addition, the Fund reserves the right to advance the time on that day by which purchase and redemption orders must be received. To the extent that portfolio securities are traded in other markets on days when the NYSE is closed, the Fund's NAV may be affected on days when investors do not have access to the Fund to purchase or redeem shares.

If you are unable to reach the Transfer Agent by telephone (for example, during times of unusual market activity), consider placing your order by mail directly to the Transfer Agent. In case of suspension of the right of redemption, you may either withdraw your request for redemption or receive payment based on the NAV next determined after the termination of the suspension. If your balance in a Fund falls below $500, you may be given 60 days' notice to reestablish the minimum balance (except with respect to officers, trustees, directors and employees, including retired directors and employees, of the Victory Portfolios, KeyCorp and its affiliates, and the Administrator and its affiliates (and family members of each of the foregoing, i.e., parents, children and household members) participating in the Systematic Investment Plan, to whom no minimum balance requirement applies). If you do not increase your balance, your account may be closed and the proceeds mailed to you at the address on record. Shares will be redeemed at the last calculated NAV on the day the account is closed.

HOW TO EXCHANGE SHARES

Shares of the Fund may be exchanged for shares of certain funds of the Victory Group at net asset value per share at the time of exchange, without a sales charge. To exchange shares, you must meet several conditions:

- Shares of the fund selected for exchange must be available for sale in your state of residence.

- The prospectuses of this Fund and the fund whose shares you want to buy must offer the exchange privilege.

- You must hold the shares you buy when you establish your account for at least 7 days before you can exchange them; after the account is open 7 days, you can exchange shares every regular Business Day.

- You must meet the minimum purchase requirements for the fund you purchase by exchange.

- The registration and tax identification numbers of the two accounts must be identical.

-         Before exchanging into a fund, obtain and read its prospectus.

Shares of a particular class may be exchanged only for shares of the same class in the other funds of the Victory Group. For example, you can exchange shares of this Fund only for Class A shares of another fund. At present, not all of the funds offer the same two classes of shares. If a fund has only one class of shares that does not have a class designation, they are "Class A" shares for exchange purposes. In some cases, sales charges may be imposed on exchange transactions. Certain funds offer Class A or Class B shares and a list can be obtained by calling the Transfer Agent at 800-539-3863. Please refer to the Statement of Additional Information for more details about this policy.

Telephone exchange requests may be made either by calling your Investment Professional or the Transfer Agent at 800-539-3863 prior to valuation time (generally 4:00 p.m. Eastern time) on any Business Day.

You can obtain a list of eligible funds of the Victory Group by calling the Transfer Agent at 800-539-3863. Exchanges of shares involve a redemption of the shares of the Fund and a purchase of shares of the other portfolio.

There are certain exchange policies you should be aware of:

- Shares are normally redeemed from one fund and purchased from the other fund in the exchange transaction on the same Business Day on which the Transfer Agent receives an exchange request by Valuation Time (generally 4:00 p.m. Eastern time) that is in proper form, but either fund may delay the purchase of shares of the fund into which you are exchanging if it determines it would be disadvantaged by a same-day transfer of the proceeds to buy shares. For example, the receipt of multiple exchange requests from a dealer in a "market-timing" strategy might require the disposition of securities at a time or price disadvantageous to the Fund.

- Because excessive trading can hurt fund performance and harm shareholders, the Victory Portfolios reserves the right to refuse any exchange request that will disadvantage it, or to refuse multiple exchange requests submitted by a shareholder or dealer.

- The Fund may amend, suspend or terminate the exchange privilege at any time upon 60 days' written notice to shareholders.

- If the Transfer Agent cannot exchange all the shares you request because of a restriction cited above, only the shares eligible for exchange will be exchanged.

-  Each exchange may produce a gain or loss for tax purposes.

Shareholders of the former Investors Preference Fund for Income, Inc. and Investors Preference New York Tax-Free Fund, Inc. will not be subject to any additional sales load upon an exchange of shares attributable to an Investors Preference Funds account for shares of other funds of the Victory Portfolios.

SHAREHOLDER ACCOUNT RULES AND POLICIES

- NET ASSET VALUE PER SHARE. The term "net asset value per share," or "NAV", means the value of one share. The NAV is calculated by adding the value of all its investments, plus cash and other assets, deducting liabilities, and then dividing the result by the number of shares outstanding. The NAV of the Fund is determined and its shares are priced as of the close of regular trading of the New York Stock Exchange (NYSE), (generally 4:00 p.m. Eastern Time) (the "Valuation Time") on each Business Day of the Fund. A "Business Day" is a day on which the NYSE is open for trading, the Federal Reserve Bank of Cleveland is open, and any other day (other than a day on which no shares of the Fund are tendered for redemption and no order to purchase any shares is received) during which there is sufficient trading in its portfolio instruments that the Fund's net asset value per share might be materially affected. The NYSE or the Federal Reserve Bank of Cleveland will not be open in observance of the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans' Day, Thanksgiving Day, and Christmas Day.

The Fund's securities are valued primarily on the basis of market quotations or, if quotations are not readily available, by a method that the Board of Trustees believes accurately reflects fair value. Fair value of these portfolio securities is determined by an independent pricing service approved by the Trustees based primarily upon information concerning market transactions and dealers quotations for similar securities.

- THE OFFERING OF SHARES may be suspended during any period in which the determination of net asset value is suspended, and the offering may be suspended by the Trustees at any time the Trustees believe it is in the Fund's best interest to do so.

- TELEPHONE TRANSACTION PRIVILEGES for purchases, redemptions or exchanges may be modified, suspended or terminated by the Fund at any time. If an account has more than one owner, the Fund and the Transfer Agent may rely on the instructions of any one owner. Telephone privileges apply to each owner of the account and the dealer representative of record for the account unless and until the Transfer Agent receives cancellation instructions from an owner of the account.

- TELEPHONE INSTRUCTIONS. Generally, neither the Fund, the bank trust department nor the Transfer Agent will be responsible for any claims, losses or expenses for acting on telephone instructions that they reasonably believe to be genuine. The Transfer Agent and the Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine and if they do not employ reasonable procedures they may be liable for any losses due to unauthorized or fraudulent instructions. The identification procedures may include, but are not limited to, the following: account number, registration and address, personalized security codes, taxpayer identification number and other information particular to the account. Your Investment Professional, bank trust department or the Transfer Agent may also record calls, and you should verify the accuracy of your confirmation statements immediately after you receive them.

- REDEMPTION OR TRANSFER REQUESTS WILL NOT BE HONORED UNTIL THE TRANSFER AGENT RECEIVES ALL REQUIRED DOCUMENTS IN PROPER FORM. From time to time, the Transfer Agent in its discretion may waive certain of the requirements for redemptions stated in this Prospectus.

- DEALERS THAT CAN PERFORM ACCOUNT TRANSACTIONS FOR THEIR CLIENTS BY PARTICIPATING IN NETWORKING through the National Securities Clearing Corporation are responsible for obtaining their clients' permission to perform those transactions and are responsible to their clients who are shareholders of the Victory Portfolios if the dealer performs any transaction erroneously.

- THE REDEMPTION PRICE FOR SHARES WILL VARY from day to day because the value of the securities in the Fund fluctuates, and the value of your shares may be more or less than their original cost.

- PAYMENT FOR REDEEMED SHARES is made ordinarily in cash and forwarded by check within three business days after the Transfer Agent receives redemption instructions in proper form, except under unusual circumstances determined by the Commission delaying or suspending such payments. The Transfer Agent may delay forwarding a check for recently purchased shares, but only until the purchase payment has cleared. That delay may be as much as 15 days from the date the shares were purchased. That delay may be avoided if you arrange with your bank to provide telephone or written assurance to the Transfer Agent that your purchase payment has cleared.

- INVOLUNTARY REDEMPTIONS OF SMALL ACCOUNTS. If your account value has fallen below $500, you will be given 60 days' notice to reestablish the minimum balance. If you do not increase your minimum balance, your account may be closed and the proceeds mailed to you at the record address. In some cases involuntary redemptions may be made to repay the Distributor for losses from the cancellation of share purchase orders. Under unusual circumstances, shares of the Fund may be redeemed "in kind," which means that the redemption proceeds will be paid with securities from the Fund. Please refer to the Statement of Additional Information for more details.

- "BACKUP WITHHOLDING" of Federal income tax may be applied at the rate of 31% from dividends, distributions and redemption proceeds (including exchanges) if you fail to furnish the Victory Portfolios with a certified Social Security or taxpayer identification number when you sign your application, or if you violate Internal Revenue Service regulations on tax reporting of dividends.

- THE VICTORY PORTFOLIOS DOES NOT CHARGE A REDEMPTION FEE, but if your Investment Professional handles your redemption, they may charge a separate service fee.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS. The Fund ordinarily declares and pays dividends from its net investment income monthly. The Fund distributes substantially all net capital gains, if any, to shareholders each year, to the extent necessary to qualify for favorable federal tax treatment.

CAPITAL GAINS. The Fund may make distributions annually out of any net short-term or long-term capital gains, and the Fund may make supplemental distributions of dividends and capital gains following the end of its fiscal year.

DISTRIBUTION OPTIONS

When you fill out your account application, you can specify how you want to receive your dividend distributions. Currently, there are five available options:

1. REINVESTMENT OPTION. Your income and capital gain dividends, if any, will be automatically reinvested in additional shares of the Fund. Income and capital gain dividends will be reinvested at the net asset value of the Fund as of the day after the record date. If you do not indicate a choice on your application, you will be assigned this option.

2. CASH OPTION. You will receive a check for each income or capital gain dividend, if any. Distribution checks will be mailed no later than 7 days after the dividend payment date which may be more than 7 days after the dividend record date.

3. INCOME EARNED OPTION. You will have your capital gain dividend distributions, if any, reinvested automatically in the Fund and have your income dividends paid in cash.

4. DIRECTED DIVIDENDS OPTION. You will have income and capital gain dividends, or only capital gain dividends, automatically reinvested in shares of another fund of the Victory Group. Shares will be purchased at the NAV as of the dividend record date. If you are reinvesting dividends of a fund sold without a sales charge in shares of a fund sold with a sales charge, the shares will be purchased at the public offering price. If you are reinvesting dividends of a fund sold with a sales charge in shares of a fund sold with or without a sales charge, the shares will be purchased at the net asset value of the fund. Dividend distributions can be directed only to an existing account with a registration that is identical to that of your Fund account.

5. DIRECTED BANK ACCOUNT OPTION. You will have your income and capital gain dividends, or only your income dividends, automatically transferred to your bank checking or savings account. The amount will be determined on the dividend record date and will normally be transferred to your account within 7 days of the dividend record date. Dividend distributions can be directed only to an existing account with a registration that is identical to that of your Fund account. Please call or write the Transfer Agent to learn more about this dividend distribution option.

Any election or revocation of any of the above dividend distribution options may be made in writing to the Fund and sent to Primary Funds Service Corporation, P.O. Box 9741, Providence, RI 02940-9741, or by calling the Transfer Agent at 800-539-3863, and will become effective with respect to dividends having record dates after receipt of the application or request by the Transfer Agent.

Reinvested dividend distributions receive the same tax treatment as dividend distributions paid in cash.

COMPLETE REDEMPTIONS: If you request a complete redemption of all your Fund shares, any dividend accrued to your account will be included in the redemption check.

STATEMENTS AND REPORTS: You will receive a monthly statement reflecting all transactions that affect the share balance or the registration of your Fund account. You will receive a confirmation after every transaction that affected the share balance of your Fund account, except for dividend reinvestment, systematic investment and systematic withdrawal transactions. These transactions will be detailed in your Fund account statement. Transactions that affect the share balance of your Fund investment in an account established with an Investment Professional or financial institution will be detailed in regular statements or through confirmation procedures of the financial institution. Certificates representing shares of the Fund will not be issued. An IRS Form 1099- DIV with federal tax information will be mailed to you by January 31 of each tax year and also will be filed with the IRS. At least twice a year, you will receive the Fund's financial reports.


FEDERAL TAXES



The Fund intends to qualify each year and elect to be treated as a separate "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "IRS Code"). If the Fund is treated as a "regulated investment company" and all its taxable income is distributed to its shareholders in accordance with the timing requirements imposed by the IRS Code, it will not be subject to federal income tax on its income. The Fund's distributions that are attributable to its net investment income and short-term capital gains are taxable as ordinary income, and its distributions from long-term capital gains are taxed as long-term capital gains. Such distributions are taxable when they are paid, whether taken in cash or reinvested in additional shares, except that distributions declared in October, November or December and paid during the following January are taxable as if paid and received on December 31. Dividends received from the Fund by corporate shareholders are not entitled to the dividends-received deduction. The Fund sends tax statements to its shareholders (with copies to the Internal Revenue Service (the "IRS")) by January 31 showing the amounts and tax status of distributions made (or deemed made) during the preceding calendar year.


REDEMPTION OR EXCHANGES

Investors may realize a gain or loss when redeeming (selling) or exchanging shares. For most types of accounts, the Fund reports the proceeds to the IRS annually. Because the shareholders' tax treatment also depends on their purchase price and personal tax positions, shareholders should keep their regular account statements to use in determining their tax. See "Buying a Dividend".

"BUYING A DIVIDEND"

On the record date for a distribution of ordinary income or capital gains dividend, the net asset value of the Fund is reduced by the amount of the distribution. An investor who buys shares just before the record date ("buying a dividend") will pay the full price for the shares and then receive a portion of the purchase price back as a taxable distribution.

OTHER TAX INFORMATION

The information above is only a summary of some of the federal income tax consequences generally affecting the Fund and its shareholders, and no attempt has been made to discuss individual tax consequences. A prospective investor should also review the more detailed discussion of federal income tax considerations in the Statement of Additional Information. In addition to federal income tax, a shareholder may be subject to state or local taxes on the shareholder's investment, depending on the laws in the shareholder's area. Investors considering an investment in the Fund should consult their tax adviser to determine whether the Fund is suitable to their particular tax situation.

When investors sign their account application, they are asked to provide their correct social security or taxpayer identification number and other required certifications. If investors do not comply with IRS regulations, the IRS can require the Fund to withhold 31% of taxable distributions and redemptions from their account.

                                  PERFORMANCE

From time to time, performance information for the Fund showing total return may be presented in advertisements, sales literature and in reports to shareholders. Such performance figures are based on historical earnings and are not intended to indicate future performance. Average annual total return will be calculated over a stated period of more than one year. Average annual total return is measured by comparing the value of an investment at the beginning of the relevant period (as adjusted for sales charges, if any) to the redemption value of the investment at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions) and annualizing that figure. Aggregate total return is calculated similarly to average annual total return, except that the resulting difference is not annualized.

From time to time performance information for the Fund showing the yield and/or effective yield for each class of shares may also be presented in advertisements, sales literature and in reports to shareholders. Yields reflect the deduction of the maximum sales charge. Such performance figures are based on historical earnings and are not intended to indicate future performance. Yield will be computed by dividing the Fund's net investment income per share earned during a recent thirty-day period by the Fund's maximum offering price per share (reduced by any undeclared earned income expected to be paid shortly as a dividend) on the last day of the period and annualizing the result. Effective yield is computed in a similar manner, but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

Investors may also judge, and the Victory Portfolios may at times advertise, the performance of the Fund by comparing it to the performance of other mutual funds with comparable investment objectives and policies, which performance may be contained in various unmanaged mutual fund or market indices or rankings such as those prepared by Dow Jones & Co., Inc. and Standard & Poor's Corporation, in publications issued by Lipper Analytical Services, Inc., and in the following publications: IBC/Donoghue's Money Fund Reports, Ibbotson Associates, Inc., Morningstar, CDA/Wiesenberger, Money Magazine, Forbes, Barron's, The Wall Street Journal, The New York Times, Business Week, American Banker, Fortune, Institutional Investor, U.S.A. Today and local newspapers. In addition, general information about the Fund that appears in publications such as those mentioned above may also be quoted or reproduced in advertisements, sales literature or in reports to shareholders.

Performance is a function of the type and quality of instruments held in the Fund's portfolio, operating expenses, and market conditions. Consequently, current performance will fluctuate and is not necessarily representative of future results. Any fees charged by service providers with respect to customer accounts for investing in shares of the Fund will not be reflected in performance calculations.

Additional information regarding the performance of each of the Victory Portfolios is included in the Victory Portfolios' annual report, which is available free of charge by calling 800-539-3863.


                           FUND ORGANIZATION AND FEES



The Victory Portfolios is an open-end management investment company, commonly known as a mutual fund, and currently consisting of twenty-eight series portfolios, four of which are inactive. The Victory Portfolios has been operating continuously since 1986, when it was created under Massachusetts law as a Massachusetts business trust, although certain of its funds have a prior operating history from their predecessor funds. On February 29, 1996 the Victory Portfolios converted from a Massachusetts business trust to a Delaware business trust. The Victory Portfolios' offices are located at 3435 Stelzer Road, Columbus, OH 43219-3035.



Overall responsibility for management of the Victory Portfolios rests with its Board of Trustees, who are elected by the shareholders of the Victory Portfolios.



INVESTMENT ADVISER AND SUB-ADVISER



Key Advisers is the investment adviser to the Fund. Key Advisers directs the investment of the Victory Portfolios' assets, subject at all times to the supervision of the Victory Portfolios' Board of Trustees. Key Advisers continually supervises the investment and reinvestment of cash, securities and other property comprising the assets of the Victory Portfolios.



Key Advisers was organized as an Ohio corporation on July 27, 1995 and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. It is a wholly-owned subsidiary of KeyCorp Asset Management Holdings, Inc., which is a wholly-owned subsidiary of Society National Bank, a wholly-owned subsidiary of KeyCorp. Affiliates of Key Advisers manage approximately $37 billion for numerous clients including large corporate and public retirement plans, Taft-Hartley plans, foundations and endowments, high net worth individuals and mutual funds.

For the services provided and expenses incurred pursuant to its investment advisory agreement with the Victory Portfolios respecting the Fund, Key Advisers receives a fee, computed daily and paid monthly, at the annual rate of seventy-five one-hundredths of one percent (.75%) of the average daily net assets of the Fund. The advisory fees for the Fund have been determined to be fair and reasonable in light of the services provided to the Fund. Key Advisers may periodically waive all or a portion of its advisory fee with respect to the Fund to increase the net income of the Fund available for distribution as dividends. Prior to January 1, 1996, the SubAdviser (Society Asset Management, Inc.) served as investment adviser to the Fund. During the Fund's fiscal period ended April 30, 1995, Society Asset Management, Inc. received investment advisory fees aggregating .__% of the average daily net assets of the Fund.



Under the investment advisory agreement between the Victory Portfolios, on behalf of the Fund, and Key Advisers, Key Advisers may delegate a portion of its responsibilities to a subadviser. In addition, the investment advisory agreement provides that Key Advisers may render services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser of the Fund and are under the common control of KeyCorp as long as all such persons are functioning as part of an organized group of persons, managed by authorized officers of Key Advisers.



Key Advisers has entered into an investment sub-advisory agreement with its affiliate, Society Asset Management, Inc., a registered investment adviser, on behalf of the Fund. The Sub-Adviser is a wholly-owned subsidiary of KeyCorp Asset Management Holdings, Inc. For its services under the investment sub-advisory agreement, Key Advisers pays the Sub-Adviser sub-advisory fees at an annual rate as a percentage of the Fund's average daily net assets as follows: .40% of the first $10 million of average daily net assets; .30% of the next $15 million of average daily net assets; .25% of the next $25 million of average daily net assets; and .20% of average daily net assets in excess of $50 million.



The person primarily responsible for the investment management of the Fund, as well as his previous experience, is as follows:




PORTFOLIO               MANAGING                PREVIOUS
FUND MANAGER            PORTFOLIO SINCE         EXPERIENCE
------------            ---------------         ----------
Richard T. Heine        Commencement of         Vice President and portfolio
                        Operations              manager for Society Asset
                                                Management, Inc. beginning in
                                                1993; vice president and
                                                portfolio manager for Society
                                                National Bank since 1992; with
                                                Ameritrust Company National
                                                Association from 1973 to 1992.



ADMINISTRATOR AND DISTRIBUTOR



Concord Holding Corporation is the Administrator for the Fund. Victory Broker-Dealer Services, Inc. is the Fund's principal underwriter and Distributor.



The Administrator generally assists in all aspects of the Fund's administration and operation. For expenses incurred and services provided as Administrator pursuant to its management and administration agreement with the Victory Portfolios, the Administrator receives a fee from the Fund, computed daily and paid monthly, at an annual rate of fifteen one-hundredths of one percent (.15%) of the Fund's average daily net assets. The Administrator may periodically waive all or a portion of its administrative fee with respect to the Fund to increase the net income of the Fund available for distribution as dividends. During the fiscal year ended October 31, 1995, the Fund paid administration fees of .__% of its average daily net assets.

TRANSFER AGENT AND FUND ACCOUNTANT



Primary Funds Service Corporation, P.O. Box 9741, Providence, RI 02940-9741, serves as the Fund's Transfer Agent pursuant to a Transfer Agency and Shareholder Service Agreement with the Victory Portfolios and receives a fee for such services based on various criteria, including assets, transactions and the number of accounts. BISYS Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, OH 43219, provides certain accounting services for the Fund pursuant to a Fund Accounting Agreement and receives a fee for such services.



SHAREHOLDER SERVICING



Shareholder services are provided to the Fund pursuant to agreements between the Victory Portfolios and various shareholder servicing agents, including Key Trust Company of Ohio, N.A. and its affiliates and other financial institutions and securities brokers (each a "Shareholder Servicing Agent"). Each Shareholder Servicing Agent generally will provide support services to shareholders by establishing and maintaining accounts and records, processing dividend and distribution payments, providing account information, arranging for bank wires, responding to routine inquires, forwarding shareholder communication, assisting in the processing of purchase, exchange and redemption requests, and assisting shareholders in changing dividend options, account designations and addresses. For expenses incurred and services provided as Shareholder Servicing Agent pursuant to its respective Shareholder Servicing Agreement, the Fund pays each Shareholder Servicing Agent a fee computed daily and paid monthly, in amounts aggregating not more than twenty-five one-hundredths of one percent (.25%) of the average daily net assets of the Fund per year. A Shareholder Servicing Agent may periodically waive all or a portion of its respective shareholder servicing fees with respect to the Fund to increase the net income of the Fund available for distribution as dividends. During the fiscal year ended October 31, 1995, the Fund paid Shareholder Servicing fees of __% of the Fund's average daily net assets.



EFFECT OF BANKING LAWS



Key Advisers and the Sub-Adviser believe that they may perform the investment advisory services for the Fund contemplated by the Investment Advisory Agreement and Sub-Advisory Agreement for the Fund. In the Advisory Agreements, Key Advisers and the Sub-Adviser have represented that they possess the legal authority to perform the investment advisory services contemplated therein and described in this Prospectus. Key Trust Company of Ohio, N.A. and its affiliates also believe that they also may perform the services for the Victory Portfolios contemplated by the Shareholder Servicing Agreement with the Victory Portfolios without violating applicable banking laws and regulations. Future changes in federal or state statutes and regulations relating to permissible activities of banks or bank holding companies and their subsidiaries and affiliates, as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations, could change the manner in which Key Advisers, the Sub-Adviser, Key Trust Company of Ohio, N.A. and its affiliates could continue to perform such services for the Victory Portfolios. See the Statement of Additional Information ("Glass-Steagall Act") for further discussion.



BUSINESS MANAGEMENT AGREEMENT



In connection with its obligations under its investment sub-advisory agreement with Key Advisers, the SubAdviser has entered into a Business Management Agreement with Key Advisers pursuant to which Key Advisers provides certain administrative and support services to the Sub-Adviser. Such services include preparing reports to the Company's Board of Trustees, recordkeeping services, and services rendered in connection with the preparation of regulatory filings and other reports, and regulatory and compliance systems and other administrative and support services.



For such services, the Sub-Adviser pays fees to Key Advisers at an annual rate as follows: .25% on the first $10 million of average daily net assets; .15% of the next $15 million of average daily net assets; .10% of the next $25 million of average daily net assets; and .5% of average daily net assets in excess of $50 million.

EXPENSES



For the fiscal year ended October 31, 1995, the Fund's total operating expenses were .__% of the Fund's average net assets.


CUSTODIAN

Key Trust Company of Ohio, N.A. serves as custodian for the Fund and receives fees for its services.

INDEPENDENT ACCOUNTANTS

Coopers & Lybrand L.L.P. serves as the Fund's independent accountants.


                             ADDITIONAL INFORMATION



The Victory Portfolios may issue an unlimited number of shares and classes of the Fund. Shares of each class of the Fund participate equally in dividends and distributions and have equal voting, liquidation and other rights. When issued and paid for, shares will be fully paid and nonassessable by the Victory Portfolios and will have no preference, conversion, exchange or preemptive rights. Shareholders are entitled to one vote for each full share owned and fractional votes for fractional shares owned. For those investors with qualified trust accounts established with affiliates of the Adviser, the trustee will vote the shares at meetings of the Fund's shareholders in accordance with the shareholder's instructions or will vote in the same percentage as shares that are not held in trust. The trustee will forward to these shareholders all communications received by the trustee, including proxy statements and financial reports. The Victory Portfolios and the Fund are not required to hold annual meetings of shareholders and in ordinary circumstances do not intend to hold such meetings. The Trustees may call special meetings of shareholders for action by shareholder vote as may be required by the 1940 Act or the Victory Portfolio's Trust Instrument. Under certain circumstances, the Trustees may be removed by action of the Trustees or by the shareholders. Shareholders holding 10% or more of the Victory Portfolios' outstanding shares may call a special meeting of shareholders for the purpose of voting upon the question of removal of Trustees.



The Victory Portfolio's Board of Trustees may authorize the Victory Portfolios to offer other funds which may differ in the types of securities in which their assets may be invested.



Key Advisers, the Sub-Adviser and the Victory Portfolios have adopted Codes of Ethics (the "Codes") which require investment personnel (a) to pre-clear all personal securities transactions, (b) to file reports regarding such transactions, and (c) to refrain from personally engaging in (i) short-term trading of a security, (ii) transactions involving a security within seven days of a Victory fund transaction involving the same security, and (iii) transactions involving securities being considered for investment by a Victory fund. The Codes also prohibit investment personnel from purchasing securities in an initial public offering. Personal trading reports are reviewed periodically by Key Advisers or the Sub-Adviser, and the Board of Trustees reviews annually such reports (including information on any substantial violations of the Codes). Violations of the Codes may result in censure, monetary penalties, suspension or termination of employment.



DELAWARE LAW



The Delaware Business Trust Act provides that a shareholder of a Delaware business trust shall be entitled to the same limitation of personal liability extended to stockholders of Delaware corporations. In light of Delaware law, the nature of the Victory Portfolios' business, and the nature of its assets, management of Victory Portfolios believe that the risk of personal liability to a Fund shareholder would be extremely remote.

In the unlikely event a shareholder is held personally liable for the Victory Portfolios' obligations, the Victory Portfolios is required to use its property to protect or compensate the shareholder. On request, the Victory Portfolios will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Victory Portfolios. Therefore, financial loss resulting from liability as a shareholder will occur only if the Victory Portfolios itself cannot meet its obligations to indemnify shareholders and pay judgments against them.



Delaware law authorizes electronic or telephonic communications between shareholders and the Victory Portfolios. Under Delaware law, the Successor Company has the flexibility to respond to future business contingencies. For example, the Trustees will have the power to incorporate the Victory Portfolios, to merge or consolidate it with another entity, to cause each fund to become a separate trust, and to change the Victory Portfolio's domicile without a shareholder vote. This flexibility could help reduce the expense and frequency of future shareholder meetings for non-investment related issues.



MISCELLANEOUS



Shareholders will receive Semi-Annual Reports, which are unaudited, and Annual Reports, which are audited by independent public accountants, describing the investment operations of the Fund. Each of these reports, when available for a particular fiscal year end or the end of a semi-annual fiscal period, is incorporated herein by reference. The Victory Portfolios may include information in their Annual Reports and Semi-Annual Reports to shareholders that (i) describes general economic trends, (ii) describes general trends within the financial services industry or the mutual fund industry, (iii) describes past or anticipated portfolio holdings for the Fund or (iv) describes investment management strategies for the Victory Portfolios. Such information is provided to inform shareholders of the activities of the Victory Portfolios for the most recent fiscal year or semi-annual fiscal period to provide the views of Key Advisers, the Sub-Adviser and/or the Victory Portfolios' officers regarding expected trends and strategies.



Inquiries regarding the Victory Portfolios or the Fund may be directed in writing to the Victory Portfolios at Primary Funds Service Corporation, P.O. Box 9741, Providence, RI 02940-9741, or by telephone, toll-free, at 800-539-3863.


NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS, AND IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE VICTORY PORTFOLIOS OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE VICTORY PORTFOLIOS OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

THE
VICTORY
PORTFOLIOS
LIMITED TERM INCOME FUND



PROSPECTUS              For current yield, purchase, and redemption information,
March 1, 1996                                  call 800-539-FUND or 800-539-3863



THE VICTORY PORTFOLIOS (the "Victory Portfolios") is a registered open-end management investment company that offers investors a selection of money market, fixed-income, municipal bond, domestic and international equity portfolios. This Prospectus relates to the Limited Term Income Fund (the "Fund") a diversified portfolio. KeyCorp Mutual Fund Advisers, Inc., Cleveland, Ohio, an indirect subsidiary of KeyCorp, is the investment adviser to the Fund ("Key Advisers" or the "Adviser"). Society Asset Management, Inc., Cleveland, Ohio, an indirect subsidiary of KeyCorp, is the investment sub-adviser to the Fund (the "SubAdviser" or "Society"). Concord Holding Corporation is the Fund's administrator (the "Administrator"). Victory Broker-Dealer Services, Inc. is the Fund's distributor (the "Distributor").



The Limited Term Income Fund seeks to provide income consistent with limited fluctuation of principal. The Fund pursues this objective by investing in high grade, fixed income securities with a dollar-weighted average maturity of between one and five years, based on remaining maturities.



Please read this Prospectus before investing. It is designed to provide you with information and to help you decide if the Fund's goals match your own. Retain this document for future reference. A Statement of Additional Information (dated March 1, 1996) for the Fund and an annual report for the Fund's fiscal year ended October 31, 1995 has been filed with the Securities and Exchange Commission and is incorporated herein by reference. The Statement of Additional Information is available without charge upon request by calling 800-539-3863.

SHARES OF THE FUND ARE:

-        NOT INSURED BY THE FDIC;

- NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY KEYCORP BANK, ANY OF ITS AFFILIATES, OR ANY OTHER BANK;

- SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION ("COMMISSION") OR ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE, NOR HAS THE COMMISSION OR ANY SUCH STATE AUTHORITY PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS                                                            PAGE
-----------------                                                            ----
Summary of Fund Expenses                                                       2
Financial Highlights                                                           3
The Fund's Investment Objective                                                4
The Fund's Investment Policies and Risk Factors                                4
How to Invest, Exchange and Redeem                                             9
Dividends, Distributions and Taxes                                            15
Performance                                                                   17
Fund Organization and Fees                                                    17
Additional Information                                                        20

                            SUMMARY OF FUND EXPENSES

The table below summarizes the expenses associated with the Fund. This standard format was developed for use by all mutual funds to help you make your investment decisions. Of course, you should consider this expense information along with other important information in this Prospectus, including the Fund's investment objective.

SHAREHOLDER TRANSACTION EXPENSES(1)


Maximum Sales Load Imposed on Purchases (as a percentage of
  offering price)                                                           2.00%
Maximum Sales Load Imposed on Reinvested Dividends                          None
Deferred Sales Load                                                         None
Redemption Fees                                                             None
Exchange Fee                                                                None



ANNUAL FUND OPERATING EXPENSES AFTER EXPENSE WAIVERS AND REIMBURSEMENTS (as a percentage of average net assets)



Management Fees                                                             .50%
Administration Fees                                                         .15%
Other Expenses(2)                                                           .21%
                                                                            ---
Total Fund Operating Expenses(2)                                            .86%
                                                                            ===




(1) Subsidiaries, correspondents, affiliate banks, and non-bank affiliates of KeyCorp may charge a customer's account fees for automatic investment and other cash management services provided in connection with an investment in the Fund. (See "How to Invest, Exchange and Redeem.")



(2) Key Advisers has agreed to reduce its fees to the extent necessary so that total operating expenses of the Fund do not exceed 1.34% until at least February 28, 1996].



(3) These amounts include an estimate of the shareholder servicing fees the Fund expects to pay. (See "Fund Organization and Fees - Shareholder Servicing".)



EXAMPLE:  You would pay the following expenses on a $1,000 investment, assuming
(1) a  5% annual return and (2) full redemption at the end of each time period.



                                            1 YEAR    3 YEARS   5 YEARS  10 YEARS
                                            ------    -------   -------  --------
Limited Term Income Fund                      $29       $47       $67       $124



The purpose of the table above is to assist the investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. See "Fund Organization and Fees" for a more complete discussion of annual operating expenses of the Fund. THE FOREGOING EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.



                              FINANCIAL HIGHLIGHTS



THE FUND'S FINANCIAL HISTORY



The table below sets forth certain financial information with respect to the financial highlights for the Fund, for the periods indicated. The information below (except as indicated) has been derived from financial statements audited by Coopers & Lybrand L.L.P., independent accountants for The Victory Portfolios, whose report thereon is included or incorporated by reference in the Statement of Additional Information.

                      THE VICTORY LIMITED TERM INCOME FUND
                              FINANCIAL HIGHLIGHTS



                                                                                                                     OCTOBER 20,
                                                                                                                       1989 TO
                                                         YEAR ENDED OCTOBER 31,                                      OCTOBER 31,
                                                         ----------------------
                                             1994          1993          1992           1991            1990           1989(**)
                                             ----          ----          ----           ----            ----           ----
Net Asset Value, Beginning
  of Period                                 $ 10.53       $ 10.45       $  10.33       $ 10.02        $ 10.04         $ 10.00
                                              -----         -----          -----         -----          -----           -----
Investment Activities
Net investment income                          0.54          0.57           0.64          0.73           0.76            0.02
Net realized and unrealized
  gains (losses) on
  investments                                 (0.61)         0.08           0.13          0.31          (0.01)           0.02
                                            -------       -------       --------       -------        -------         -------
Total from Investment
  Activities                                  (0.07)         0.65           0.77          1.04           0.75            0.04
                                            -------       -------       --------       -------        -------         -------
Distributions
Net investment income                         (0.54)        (0.57)         (0.64)        (0.73)         (0.77)
Net realized gains                            (0.04)                       (0.01)
                                            -------       -------       --------       -------        -------
Total Distributions                           (0.58)        (0.57)         (0.65)        (0.73)         (0.77)
                                            -------       -------       --------       -------        -------
Net Asset Value, End
  of Period                                 $  9.88       $ 10.53       $  10.45       $ 10.33        $ 10.02         $ 10.04
                                            =======       =======       ========       =======        =======         =======
Total Return (Excludes
  Sales Charge)                              (0.66)%         6.39%          7.77%        10.82%          7.75%           0.40%
Ratios/Supplemental Data:
Net Assets, End of
   Period (000)                             $79,150       $81,771        $55,565        $43,763        $31,303         $29,834
Ratio of expenses to
  average net assets                           0.79%         0.77%          0.78%          0.80%          0.82%           0.64%(b)
Ratio of net investment
  income to average
  net assets                                   5.29%         5.49%          6.18%          7.20%          7.63%           7.56%(b)
Ratio of expenses to
  average net assets*                          0.97%         0.78%
Ratio of net investment
  income to average
  net assets*                                  5.10%         5.48%
Portfolio turnover                            41.26%        50.27%         14.97%         9.79%

----------

                                                                                    Six Months
                                                                                       Ended
                                                    Year Ended                       April 30,
                                                   October 31, 1995                    1995
                                                   ----------------                    ----
                                                                                    (Unaudited)
Net Asset Value, Beginning                         [To be Inserted]
  of Period                                                                            $  9.88
                                                                                        ------
Investment Activities
Net investment income                                                                     0.27
Net realized and unrealized
  gains (losses) on
  investments                                                                             0.11
Total from Investment                                                                   ------
  Activities                                                                              0.38
Distributions                                                                           ------
Net investment income                                                                     (.28)
                                                                                        ------
Total Distributions                                                                       (.28)
Net Asset Value, End                                                                    ------
  of Period                                                                              $9.98
Total Return (Excludes                                                                  ======
  Sales Charge)                                                                           3.80%(c)
Ratios/Supplemental Data:
Net Assets, End of
  Period (000)                                                                        $168,112
Ratio of expenses to
  average net assets                                                                      0.77%(b)
Ratio of net investment
  income to average
  net assets                                                                              5.86%(b)
Ratio of expenses to
  average net assets*                                                                  0.79%(b)
Ratio of net investment
  income to average
  net assets*                                                                          5.84%(b)
Portfolio turnover                                                                    24.49%(b)




  * During the period the investment advisory, administration and/or shareholder service fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would be as indicated.



(a)      Period from commencement of operations.



(b)      Annualized.



(c)      Aggregate.



                         THE FUND'S INVESTMENT OBJECTIVE



The investment objective of the Fund is to seek to provide income consistent with limited fluctuations of principal. The investment objective of the Fund is fundamental and may not be changed without a vote of the holders of a majority of the Fund's outstanding voting securities (as defined in the Statement of Additional Information). There can be no assurance the investment objective of the Fund will be achieved.



                         THE FUND'S INVESTMENT POLICIES



The Fund will invest in high grade, fixed income securities with a dollar-weighted average maturity of between one and five years, based upon remaining maturities.



While the Fund cannot guarantee that it will maintain a stable net asset value, its investments will be consistent with the preservation of principal. The Fund will normally invest in debt securities such as corporate bonds, debentures and notes, equipment lease and trust certificates, collateralized mortgage obligations, obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and fixed-income securities convertible into, or exchangeable for, common stocks, as well as repurchase agreements collateralized by such instruments. In addition, a portion of the Fund may from time to time be invested in first mortgage loans, income participation loans, and participation certificates in pools of mortgages, all of which are issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or debt securities backed by pools of automobile or other commercial or consumer finance loans ("asset-backed" securities, as further described below). Some of the securities in which the Fund invests may have warrants or options attached.



The Fund will invest only in those debt securities which are rated at the time of purchase in one of the three highest rating groups assigned by a nationally recognized statistical ratings organization ("NRSRO") or, if unrated, which Key Advisers or the Sub-Adviser deems to be of comparable quality. For a description of such NRSROs, see the Appendix to the Statement of Additional Information.



Changes in the value of portfolio securities will not affect cash income, if any, derived from these securities but will affect the Fund's net asset value. Because the Fund invests primarily in debt securities, which fluctuate in value, the Fund's shares will fluctuate in value.



ACCEPTABLE INVESTMENTS AND ASSOCIATED RISKS. The Fund may invest in the following instruments:



- BONDS, NOTES AND DEBENTURES OF U.S. CORPORATE ISSUERS. Debentures represent unsecured promises to pay, while notes and bonds may be secured by mortgages on real property or security interests in personal property. Bonds include, but are not limited to, debt instruments with maturities of approximately one year or more, debentures, mortgage-related securities, stripped government securities and zero coupon obligations. Bonds, notes and debentures in which the Fund may invest may differ in interest rates, maturities and times of issuance. The market value of the Fund's fixed income investments will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while securities with longer maturities tend to produce higher yields, the price of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. Changes by recognized agencies in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments. Except under conditions of default, changes in the value of Fund securities will not affect cash income derived from these securities but will affect the Fund's net asset value.



-        ZERO COUPON BONDS. The Fund is permitted to purchase zero coupon U.S.
         Government securities ("zero coupon bonds"). Zero coupon bonds are purchased at a discount from the face amount because the buyer receives only the right to receive a fixed payment on a certain date in the future and does not receive any periodic interest payments. The effect of owning instruments which do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligations. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to reinvest distributions at a rate as high as the implicit yields on the zero coupon bond, but at the same time eliminates the holder's ability to reinvest the interest payments at higher rates in the future. For this reason, zero coupon bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities which pay interest currently, which fluctuation increases the longer the period to maturity.



- SHORT-TERM OBLIGATIONS. These include high quality, short-term obligations such as domestic and foreign commercial paper (including variable-amount master demand notes), bankers' acceptances, certificates of deposit and demand and time deposits of domestic and foreign branches of U.S. banks and foreign banks, and repurchase agreements. (See "Foreign Securities" for a description of risks associated with investments in foreign securities.)



- INTERNATIONAL BONDS. The Fund may invest in Euro and Yankee obligations, which are U.S. dollar-denominated international bonds for which the primary trading market is in the United States ("Yankee Bonds"), or for which the primary trading market is abroad ("Eurodollar Bonds"). The Fund may also invest in Canadian and Supranational Agency Bonds (e.g., International Monetary Fund). (See "Foreign Securities" for a description of risks associated with investments in foreign securities.)



- FOREIGN SECURITIES. The Fund may invest up to 20% of the value of its total assets in debt securities of foreign issuers, including foreign banks. Foreign securities are subject to special risks, such as future adverse political and economic developments, possible seizure, nationalization, or expropriation of foreign investments, less stringent disclosure requirements, increased costs associated with the conversion of foreign currency into U.S. dollars, the possible establishment of exchange controls or taxation at the source, or the adoption of other foreign governmental restrictions. To the extent the Fund may invest in securities of foreign issuers which are not traded on any exchange, there is a further risk that these securities will not be readily marketable. The Fund will not hold foreign currency in amounts exceeding 5% of its assets as a result of such investments.



- ASSET-BACKED SECURITIES. These are debt securities backed by pools of automobile or other commercial or consumer finance loans. The collateral backing asset-backed securities cannot be foreclosed upon. These issues are normally traded over-the-counter and typically have a short to intermediate maturity structure, depending on the paydown characteristics of the underlying financial assets which are passed through to the security holder.



- U.S. GOVERNMENT SECURITIES. The Fund may invest in obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association ("GNMA") and the Export-Import Bank of the United States, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association ("FNMA") are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Student Loan Marketing Association ("SLMA"), are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Federal Farm Credit Banks or the Federal Home Loan Mortgage Corporation ("FHLMC"), are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government will provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so by law. The Fund will invest in the obligations of such agencies or instrumentalities only when Key Advisers or the Sub-Adviser believes that the credit risk with respect thereto is minimal.



- RECEIPTS. In addition to notes and bonds issued by the U.S. Treasury, the Fund may also purchase separately traded interest and principal component parts of such obligations that are transferable through the Federal book entry system, known as Separately Traded Registered Interest and Principal Securities ("STRIPS") and Coupon Under Book Entry Safekeeping ("CUBES"). These instruments are issued by banks and brokerage firms and are created by depositing Treasury notes and Treasury bonds into a special account at a custodian bank; the custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Receipts include Treasury Receipts ("TRs"), Treasury Investment Growth Receipts ("TIGRs") and Certificates of Accrual on Treasury Securities ("CATS").



         STRIPS, CUBES, TRs, TIGRs and CATS are sold as zero coupon securities, which means that they are sold at a substantial discount and redeemed at face value at their maturity dates without interim cash payments of interest or principal. This discount is amortized over the life of the security, and such amortization will constitute the income earned on the security for both accounting and tax purposes. Because of these features, these securities may be subject to greater interest rate volatility than interest-paying U.S. Treasury obligations. The Fund will limit its investments in such instruments to 20% of its total assets.



- GOVERNMENT MORTGAGE-BACKED SECURITIES. The principal governmental (i.e., backed by the full faith and credit of the United States Government) guarantor of mortgage-related securities is GNMA. GNMA is a wholly owned United States Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages.



         Government-related (i.e., not backed by the full faith and credit of the United States Government) guarantors include FNMA and FHLMC. FNMA and FHLMC are government-sponsored corporations owned entirely by private stockholders. Pass-through securities issued by FNMA and FHLMC are guaranteed as to timely payment of principal and interest by FNMA and FHLMC but are not backed by the full faith and credit of the United States Government.

         The investment characteristics of mortgage-related securities differ from traditional debt securities. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed income securities. The major differences typically include more frequent interest and principal payments, usually monthly, the adjustability of interest rates, and the possibility that prepayments of principal may be made at any time. Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors. During periods of declining interest rates, prepayment rates can be expected to accelerate. Under certain interest rate and prepayment rate scenarios, the Fund may fail to recoup fully its investment in mortgage-backed securities (and incur capital losses) notwithstanding a direct or indirect governmental or agency guarantee. In general, changes in the rate of prepayments on a mortgage-related security will change that security's market value and its yield to maturity. When interest rates fall, high prepayments could force the Fund to reinvest principal at a time when investment opportunities are not attractive. Thus, mortgage-backed securities may not be an effective means for the Fund to lock in long-term interest rates. Conversely, during periods when interest rates rise, slow prepayments could cause the average life of the security to lengthen and the value to decline more than anticipated. However, during periods of rising interest rates, principal repayments by mortgage-backed securities allow the Fund to reinvest at increased interest rates.



- COLLATERALIZED MORTGAGE OBLIGATIONS. Mortgage-related securities in which the Fund may invest may also include collateralized mortgage obligations ("CMOs"). CMOs are debt obligations issued generally by finance subsidiaries or trusts that are secured by mortgage-backed certificates, including, in many cases, certificates issued by government-related guarantors, including GNMA, FNMA and FHLMC, together with certain funds and other collateral. Although payment of the principal of and interest on the mortgage-backed certificates pledged to secure the CMOs may be guaranteed by GNMA, FNMA or FHLMC, the CMOs represent obligations solely of the issuer and are not insured or guaranteed by GNMA, FHLMC, FNMA or any other governmental agency, or by any other person or entity. The issuers of the CMOs typically have no significant assets other than those pledged as collateral for the obligations.



- MORTGAGE-RELATED SECURITIES ISSUED BY NON-GOVERNMENTAL ENTITIES. The Fund may invest in mortgage-related securities issued by non-governmental entities. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may also be the originators of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are not direct or indirect government guarantees of payments in the former pools. However, timely payment of interest and principal of these pools is supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Fund's investment quality standards. There can be no assurance that the private insurers can meet their obligations under the policies. The Fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the poolers, Key Advisers or the Sub-Adviser determines that the securities meet the Fund's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. The Fund will not purchase mortgage-related securities or any other assets which in the opinion of Key Advisers or the Sub-Adviser are illiquid if, as a result, more than 15% of the value of the Fund's total assets will be invested in illiquid securities.




         The Fund may purchase mortgage-related securities with stated maturities in excess of 10 years. Mortgage-related securities include collateralized mortgage obligations and participation certificates in pools of mortgages. The average life of mortgage-related securities varies with the maturities of the underlying mortgage instruments, which have maximum maturities of 40 years. The average life is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of mortgage prepayments. The rate of such prepayments, and hence the average life of the certificates, will be a function of current market interest rates and current conditions in the relevant housing markets. The impact of prepayment of mortgages is described under "Government Mortgage-Backed Securities" above. Estimated average life will be determined by

         Key Advisers or the Sub-Adviser. Various independent mortgage-related securities dealers publish estimated average life data using proprietary models, and in making such determinations, Key Advisers or the Sub-Adviser will rely on such data except to the extent such data are deemed unreliable by Key Advisers or the Sub-Adviser might deem data unreliable which appeared to present a significantly different estimated average life for a security than data relating to the estimated average life of comparable securities as provided by other independent mortgage-related securities dealers.



- SECURITIES LENDING. In order to generate additional income, the Fund may, from time to time, lend portfolio securities to broker-dealers, banks or institutional borrowers of securities. The Fund must receive collateral equal to 100% of the securities' value plus any interest due in the form of cash or U.S. Government securities, which collateral must be marked to market daily by Key Advisers or the Sub-Adviser. Should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund. During the time portfolio securities are on loan, the borrower pays the Fund an amount equal to any dividends or interest paid on such securities plus any interest negotiated between the parties to the lending agreement. Loans are subject to termination by the Fund or the borrower at any time. While the lending fund does not have the right to vote securities on loan, the Fund intends to terminate the loan and regain the right to vote if that is considered important with respect to the investment. The Fund will only enter into loan arrangements with broker-dealers, banks or other institutions which Key Advisers or the Sub-Adviser has determined are creditworthy under guidelines established by the Victory Portfolios' Board of Trustees. The Fund intends to limit its securities lending to 33 of total assets.



- WHEN-ISSUED SECURITIES. The Fund may purchase securities on a when-issued or delayed delivery basis. These transactions are arrangements in which the Fund purchases securities with payment and delivery scheduled for a future time, thereby involving the risk that the yield obtained in the transaction will be less than that available in the market when delivery takes place. When the Fund agrees to purchase securities on a when-issued basis, the Fund's custodian will set aside cash or liquid portfolio securities equal to the amount of that commitment in a separate account, and may be required to subsequently place additional assets in the separate account to maintain equivalence with the Fund's commitment. The Fund generally will not pay for such securities and no income accrues on the securities until they are received. Securities purchased on a when-issued basis are recorded as assets and are subject to changes in value prior to delivery based upon changes in the general level of interest rates and other market factors. The Fund does not intend to purchase when-issued or delayed delivery securities for speculative purposes, but only for the purpose of acquiring portfolio securities consistent with its investment objective and policies, and not for investment leverage. In when-issued and delayed delivery transactions, the Fund relies on the seller to complete the transaction; its failure to do so may cause the Fund to miss a price or yield considered to be advantageous.



- VARIABLE AND FLOATING RATE SECURITIES. The Fund may purchase variable and floating rate tax exempt notes with ratings that are within the three highest rating groups assigned by an NRSRO or, if unrated, which Key Advisers or the Sub-Adviser deems to be of comparable quality. There may be no active secondary market with respect to a particular variable or floating rate note. Nevertheless, the periodic readjustments of their interest rates tend to assure that their value to the Fund will approximate their par value. The interest rates on the variable and floating rate notes purchased by the Fund may be reset daily, weekly, quarterly, or some other reset period, and may be subject to a floor or ceiling. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. There may be no active secondary market with respect to a particular variable or floating rate note. Variable and floating rate notes for which no readily available market exists will be purchased in an amount which, together with other illiquid securities held by the Fund, does not exceed 15% of the Fund's respective total assets unless such notes are subject to a demand feature that will permit the Fund to receive payment of the principal within seven days after demand by the Fund therefor.



- REPURCHASE AGREEMENTS. Under the terms of a repurchase agreement, the Fund acquires securities from financial institutions or registered broker-dealers, subject to the seller's agreement to repurchase such securities at a mutually agreed upon date and price. The seller is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). If the seller were to default on its repurchase obligation or become insolvent, the Fund holding such obligation would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price, or to the extent that the disposition of such securities by the Fund were delayed pending court action. Repurchase agreements are considered by the staff of the Commission to be loans by the Fund.



- REVERSE REPURCHASE AGREEMENTS. The Fund may borrow funds for temporary purposes by entering into reverse repurchase agreements. Pursuant to such agreements, the Fund sells portfolio securities to financial institutions such as banks and broker-dealers, and agrees to repurchase them at a mutually agreed-upon date and price. At the time the Fund enters into a reverse repurchase agreement, it must place in a segregated custodial account assets having a value equal to the repurchase price (including accrued interest); the collateral will be marked to market on a daily basis, and will be continuously monitored to ensure that such equivalent value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings under the Investment Company Act of 1940 (the "1940 Act").



- INVESTMENT COMPANY SECURITIES. The Fund may also invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the securities of any one investment company or invest more than 10% of its total assets in the securities of other investment companies. Pursuant to an exemptive order received by the Victory Portfolios from the Commission, the Fund may invest in the money market funds of the Victory Portfolios. Key Advisers and/or the Sub-Adviser will waive its fee attributable to the Fund's assets invested in a fund of the Victory Portfolios and, to the extent required by the laws of any state in which shares of the Fund are sold, Key Advisers and/or the Sub-Adviser will waive its investment advisory fee as to all assets invested in other investment companies. Because such other investment companies employ an investment adviser, such investment by the Fund will cause shareholders to bear duplicative fees such as management fees, to the extent such fees are not waived by Key Advisers and/or the Sub-Adviser



- PRIVATE PLACEMENT INVESTMENTS. The Fund may invest in commercial paper issued in reliance on the exemption from registration afforded by
         Section 4(2) of the 1933 Act. Section 4(2) commercial paper is restricted as to disposition under federal securities law and is generally sold to institutional investors, such as the Fund, that agree they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) commercial paper is normally resold to other institutional investors like the Fund through or with the assistance of the issuer or investment dealers who make a market in
         Section 4(2) commercial paper, thus providing liquidity. The Fund believes that Section 4(2) commercial paper and possibly certain other restricted securities that meet the criteria for liquidity established by the Trustees are quite liquid. The Fund intends, therefore, to treat the restricted securities that meet the criteria for liquidity established by the Trustees, including Section 4(2) commercial paper, as determined by Key Advisers or the Sub-Adviser, as liquid and not subject to the investment limitation applicable to illiquid securities. Therefore, the Fund will generally purchase Section 4(2) commercial paper without regard to the Fund's restriction on illiquid securities.



The ability of the Trustees to determine the liquidity of certain restricted securities is permitted under a position of the Staff of the Commission set forth in the adopting release for Rule 144A under the 1933 Act (the "Rule"). The Rule is a nonexclusive safe-harbor for certain secondary market transactions involving certain Restricted Securities under federal securities laws. The Rule provides an exemption from registration for resales of Restricted Securities to qualified institutional buyers. The Rule was expected to further enhance the liquidity of the secondary market for the types of securities eligible for resale under Rule 144A. The Victory Portfolios believes that the Staff of the Commission has left the question of determining the liquidity of all Restricted Securities to the Trustees. The Trustees consider the following criteria in determining the liquidity of certain restricted securities: the frequency of trades and quotes for the security; the number of dealers willing to purchase or sell the security and the number of other potential buyers; dealer undertakings to make a market in the security; and the nature of the security and the nature of the marketplace trades.



The Investment policies of the Fund may be changed without an affirmative vote of the holders of a majority of the Fund's outstanding voting securities unless
(1) a policy is expressly deemed to be a fundamental policy of the Fund or (2) policy is expressly deemed to be changeable only by such majority vote.

                            LIMITING INVESTMENT RISKS



The Fund follows specific guidelines in buying portfolio securities:



1. (a) The Fund may borrow money solely for temporary or emergency purposes, but not in an amount exceeding 33 1/3% of its total assets.
         (b) The Fund may borrow money from banks or by engaging in reverse repurchase agreements. (c) The Fund will not purchase securities when borrowings exceed 5% of its total assets. If the Fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. To this extent, purchasing securities when borrowings are outstanding may involve an element of leverage.



2. The Fund will not purchase a security if, as a result, more than 15% of its net assets would be invested in illiquid securities. The Fund may invest up to 15% of its net assets in illiquid investments (investments that cannot be readily sold within seven days in the usual course of business at approximately the price at which the Fund has valued them), including restricted securities deemed to be illiquid. Under the supervision of the Trustees, Key Advisers or the Sub-Adviser determines the liquidity of the Fund's investments. The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Fund to sell them promptly at an acceptable price.



Except for the Fund's investment objective and limitation on borrowing in limitation 1 above, the investment policies described in this Prospectus are nonfundamental. Non-fundamental limitations may be changed without shareholder approval. Whenever an investment policy or limitation states a maximum percentage of the Fund's assets that may be invested, such percentage limitation will be determined immediately after and as a result of the investment, except in the case of borrowing (or other activities that may be deemed to result in the issuance of a "senior security" under the 1940 Act). Any subsequent change in values, assets or other circumstances will not be considered when determining whether the investment complies with the Fund's investment policies and limitations. If the value of the Fund's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board of Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity.



NOTE: The Statement of Additional Information contains information about certain investment practices and portfolio securities of the Fund. The Statement of Additional Information also contains information about investment restrictions designed to reduce the risk of an investment in the Fund.



Portfolio Turnover



Although the primary objective of the Fund is current income, the Fund may engage in the technique of short-term trading. Such trading involves the selling of securities held for a short time, ranging from several months to less than a day. The object of such short-term trading is to take advantage of what Key Advisers or the Sub-Adviser believes are changes in market, industry or individual company conditions or outlook. Any such trading would increase the Fund's turnover rate and its transaction costs. In the fiscal period ended October 31, 1995, the annual portfolio turnover rate was _____% for the Fund compared to _____% for the prior fiscal year.


                       HOW TO INVEST, EXCHANGE AND REDEEM

HOW TO INVEST


Shares may be purchased directly or through an Investment Professional. Investment Professionals are securities brokers or other financial institutions that have entered into selling or servicing agreements with the Fund or the Distributor. Shares are also available to clients of bank trust departments who have qualified trust accounts. The minimum investment is $500 for the initial purchase and $25 thereafter. Accounts set up through a bank trust department or an Investment Professional may be subject to different minimums.



- Investing Through Your Investment Professional. Your Investment Professional will place your order with the Transfer Agent on your behalf. You may be required to establish a brokerage or agency account. Your Investment Professional will notify you whether subsequent trades should be directed to the Investment Professional or directly to the Fund's Transfer Agent. Accounts established with Investment Professionals may have different features, requirements and fees. In addition,

         Investment Professionals may charge for their services. Information regarding these features, requirements and fees will be provided by the Investment Professional. If you are purchasing shares of any Fund through a program of services offered or administered by your Investment Professional, you should read the program materials in conjunction with this Prospectus.



- Investing Through The Systematic Investment Plan. You can use the Systematic Investment Plan to purchase shares directly from your bank account. Please refer to "Systematic Investment Plan" below for more details.



- Investing Through Your Bank Trust Department. Your bank trust department may require a minimum investment and may charge additional fees. Fee schedules for such accounts are available upon request and are detailed in the agreements by which a client opens the desired account. Your bank trust department may require a completed and signed application for the Fund in which an investment is made. Additional documents may be required from corporations, associations, and certain fiduciaries. Any account information, such as balances, should be obtained through your bank trust department. Additional purchases, exchanges or redemptions should also be coordinated through your bank trust department. Contact your bank trust department for instructions.



The services rendered by a bank trust department, including affiliates of Key Advisers or the Sub-Adviser, in the management of its accounts are not duplicative of any of the services for which Key Advisers or the Sub-Adviser as the investment adviser or sub-adviser, respectively, is compensated for advising the Fund. The charges paid by clients of bank trust departments, or their affiliates, should be considered in calculating the net yield and return on investments in the Fund, although such charges do not affect the Fund's dividends and distributions.


INVESTING DIRECTLY

BY MAIL: You may purchase shares by completing and signing an account application (initial purchase only) and mailing it, together with a check (or other negotiable bank draft or money order) in the amount of at least the minimum investment requirement to, The Victory Limited Term Income Fund, Primary Funds Service Corporation, P.O. Box 9741, Providence, RI 02940-9741.
Subsequent purchases may be made in the same manner.

BY WIRE: Call 800-539-3863 to set up your Fund account to accommodate wire transactions. YOU MUST CALL THE TRANSFER AGENT BEFORE WIRING FUNDS. You will begin to earn dividends on the first business day following receipt of your wire. Federal funds (monies transferred from one bank to another through the Federal Reserve System with same-day availability) should be wired to:

         Boston Safe Deposit & Trust Co.
         ABA #011001234
         Credit PFSC DDA#16-918-8
         The Victory Portfolios: Limited Term Income Fund

You must include your account number, your name(s), tax identification number(s) and the control number assigned by the Transfer Agent. The Fund does not impose a fee for wire transactions, although your bank may charge you a fee for this service.

Shares are sold at the public offering price based on the net asset value that is next determined after the Transfer Agent receives the purchase order. In most cases, to receive that day's offering price, the Transfer Agent must receive your order as of the close of regular trading of the New York Stock Exchange ("NYSE") (generally 4:00 pm Eastern time) (the "Valuation Time") on each Business Day (as defined in "Net Asset Value Per Share")of the Fund. If you buy shares through an Investment Professional, the Investment Professional must receive your order in a timely fashion on a regular Business Day and transmit it to the Transfer Agent so that it is received before the close of business that day. The Transfer Agent may reject any purchase order for the Fund's shares, in its sole discretion.

It is the responsibility of your Investment Professional to transmit your order to purchase shares to the Transfer Agent in a timely fashion in order for you to receive that day's share price. The Fund must receive payment within three business days after an order is placed. Otherwise, the purchase order will be canceled and you could be held liable for resulting fees and/or losses.

INVESTMENT REQUIREMENTS

All purchases must be made in U.S. dollars. Checks must be drawn on U.S. banks. No cash will be accepted. If you make a purchase with more than one check, each check must have a value of at least $25, and the minimum investment requirement still applies. The Fund reserves the right to limit the number of checks processed at one time. If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees incurred. Payment for the purchase is expected at the time of the order. If payment is not received within three business days of the date of the order, the order may be canceled, and you could be held liable for resulting fees and/or losses.


You may initiate any transaction by telephone either through your bank trust department or through your Investment Professional or call the Transfer Agent at 800-539-3863. Subsequent investments by telephone may be made directly or through procedures established by your bank trust department or Investment Professional. See "Redeeming Shares -- By Telephone" for more information about telephone transactions.



Shares are sold at their offering price, which is normally net asset value plus an initial sales charge. However, in some cases, described below, where purchases are not subject to an initial sales charge, the offering price may be net asset value. In some cases, reduced sales charges may be available, as described below. When you invest, the Fund receives the net asset value for your account. The sales charge varies depending on the amount of your purchase and a portion may be retained by the Distributor and allocated to your Investment Professional. The Victory Portfolios has a reinstatement policy which allows an investor who redeems his/her shares originally purchased with a sales charge to reinvest within 90 days without incurring an additional sales charge. The current sales charge rates and commissions paid to Investment Professionals are as follows:



                                                     SALES CHANGE
                                                      AS A % OR          SALES CHARGE
                                                       OFFERING          AS A % OF NET            DEALER
AMOUNT OF PURCHASE                                      PRICE            AMOUNT INVESTED          REALLOWANCE
------------------                                      -----            ---------------          -----------
$0-$49,999                                              2.00%                   2.04%              1.50%
$50,000-$99,999                                         1.75%                   1.78%              1.25%
$100,000-$249,999                                       1.50%                   1.52%              1.00%
$250,000-$499,999                                       1.25%                   1.27%              0.75%
$500,000-$999,999                                       1.00%                   1.01%              0.50%
$1,000,000 and above                                    0.00%                   0.00%              0.00%*




*        There is no initial sales charge on purchases of $1 million or more.
         However, Investment Professionals will be compensated at the rate of up to .25% of the amount of such purchases.



The Distributor reserves the right to reallow the entire commission to dealers. If that occurs, the dealer may be considered an "underwriter" under Federal securities laws.


The Distributor may pay all or a portion of any applicable sales charges and service fees to Investment Professionals who sell shares of the Fund and provide ongoing sales support services or shareholder support services. For the three-year period commencing April 30, 1994, for activities in maintaining and servicing accounts of customers invested in the Fund, First Albany Corporation ("First Albany") and PFIC Securities Corporation ("PFIC") may receive payments from the Distributor equal to two-thirds of the Dealer Retention (as defined below) on any shares of the Fund (and other funds of the Victory Portfolios) sold by First Albany or PFIC and their broker-dealer affiliates. "Dealer Retention" is an amount equal to the difference between the applicable sales charge and such part of the sales charge which is reallowed to broker-dealers.

The Distributor, at its expense, may also provide additional cash compensation to dealers in connection with sales of shares of the Fund. The maximum cash compensation payable by the Distributor is 4.00% of the offering price. In addition, the Distributor will, from time to time and at its own expense, provide compensation, including financial assistance, to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding one or more Victory Portfolios and/or other dealer-sponsored special events including payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature. Compensation will include the following types of non-cash compensation offered through sales contests: (1) vacation trips including the provision of travel arrangements and lodging; (2) tickets for entertainment events (such as concerts, cruises and sporting events) and (3) merchandise (such as clothing, trophies, clocks and pens). Dealers may not use sales of the Fund's shares to qualify for this compensation to the extent such may be prohibited by the laws of any state or any self-regulatory agency, such as the National Association of Securities Dealers, Inc. None of the aforementioned compensation is paid for by the Fund or its shareholders.

REDUCED SALES CHARGES. You may be eligible to buy shares at reduced sales charge rates in one or more of the following ways:

LETTER OF INTENT. An investor may obtain a reduced sales charge by means of a written Letter of Intent which expresses the investor's intention to purchase shares of the Fund at a specified total public offering price within a 13-month period.

A Letter of Intent is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 5% of such amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed shares will be involuntarily redeemed to pay the additional sales charge, if necessary. Dividends (if any) on escrowed shares, whether paid in cash or reinvested in additional shares, are not subject to escrow. The escrowed shares will not be available for disposal by the investor until all purchases pursuant to the Letter of Intent have been made or the higher sales charge has been paid. When the full amount indicated has been purchased, the escrow will be released. A Letter of Intent may include purchases of shares made not more than 90 days prior to the date the investor signs a Letter of Intent; however, the 13-month period during which the Letter of Intent is in effect will begin on the date of the earliest purchase to be included. An investor may combine purchases that are made in an individual capacity with (1) purchases that are made by members of the investor's immediate family and (2) purchases made by businesses that the investor owns as sole proprietorships, for purposes of obtaining reduced sales charges by means of a written Letter of Intent. In order to accomplish this, however, investors must designate on the account application the accounts that are to be combined for this purpose. Investors can only designate accounts that are open at the time the Letter of Intent is executed.

If an investor qualifies for a further reduced sales charge because the investor has either purchased more than the dollar amount indicated on the Letter of Intent or has entered into a Letter of Intent which includes shares purchased prior to the date of the Letter of Intent, the difference in the sales charge will be used to purchase additional shares of the Fund on behalf of the investor; thus the total purchases (included in the Letter of Intent) will reflect the applicable reduced sales charge of the Letter of Intent.

For investors who purchase more than the dollar amount indicated on the Letter of Intent or enter into a Letter of Intent that includes shares purchased prior to the date of the Letter of Intent and qualify for a reduced sales charge, all such additional shares will be immediately purchased in the form of additional shares and credited to the investor's account at the then current public offering price applicable to a single purchase of the total amount of the purchases.

For further information about Letters of Intent, interested investors should contact the Transfer Agent at 800-539-3863. This program, however, may be modified or eliminated at any time without notice.

RIGHT OF ACCUMULATION AND CONCURRENT PURCHASES

A shareholder may qualify for a reduced sales charge on purchases of shares of the Fund and other funds of the Victory Portfolios by combining a current purchase with purchases of another fund(s) or with certain prior purchases of shares of the Victory Portfolios. The applicable sales charge is based on the sum of (i) the purchaser's current purchase plus (ii) the current public offering price of the purchaser's previous purchases of (a) all shares held by the purchaser in the Fund and (b) all shares held by the purchaser in any other fund of the Victory Portfolios (except money market funds).

To receive the applicable public offering price pursuant to the right of accumulation, shareholders must provide the Transfer Agent with sufficient information at the time of purchase to permit confirmation of qualification. Accumulation privileges may be amended or terminated without notice at any time by the Distributor.

- WAIVERS OF SALES CHARGES. No sales charge is imposed on sales of shares to the following categories of persons (which categories may be changed or eliminated at any time):

(1) Current or retired trustees of the Victory Portfolios; employees, directors, trustees, and their family members of KeyCorp or an Affiliated Provider (Affiliated Providers refer to affiliates and subsidiaries of KeyCorp and service providers to the Victory Portfolios and the Victory Shares (collectively, the "Victory Group")), dealers having an agreement with the Distributor and any trade organization to which Key Advisers, the Sub-Adviser or the Administrator belongs;

(2) Investors who purchase shares for trust, investment management or certain other advisory accounts established with KeyCorp or any of its affiliates;

(3) Investors who purchase shares through a 401(k) plan sponsored by an Affiliated Provider;

(4) Investors who reinvest assets received in a distribution from a qualified, non-qualified or deferred compensation plan, agency, trust or custody account that was either (a) maintained by KeyCorp or an Affiliated Provider, or (b) invested in a fund of the Victory Group;

(5) Investors who, within 90 days of redemption, use the proceeds from the redemption of shares of another mutual fund complex for which they previously paid a front end sales charge or sales charge upon redemption of shares; and

(6) Shareholders of the former Investors Preference Fund For Income, Inc. and the Investors Preference New York Tax-Free Fund, Inc. who have continuously maintained accounts with a fund or funds of the Victory Group with a balance of $250,000 or more (investors with less than $250,000 will pay any applicable sales loads).

SPECIAL INVESTOR SERVICES

- THE SYSTEMATIC INVESTMENT PLAN. You can make regular investments in the Fund and all other funds of the Victory Group with the Systematic Investment Plan by completing the appropriate section of the account application and attaching a voided personal check with your bank's magnetic ink coding number across the front. If your bank account is jointly owned, be sure that all owners sign. You must first meet the Fund's initial investment requirement of $500, then investments may be made monthly by automatically deducting $25 or more from your bank checking account. For officers, trustees, directors and employees, including retired directors and employees, of the Victory Group, KeyCorp and its affiliates, and the Administrator and its affiliates (and family members of each of the foregoing, i.e., parents and children) who participate in the Systematic Investment Plan, there is no minimum initial investment required. You may change the amount of your monthly purchase at any time. A bank draft form must be completed for this option. Your bank checking account will be debited on the date indicated on your Account Application. Shares will be purchased at the offering price next determined following receipt of the order by the Transfer Agent. You may cancel the Systematic Investment Plan at any time without payment of a cancellation fee. Your monthly account statement will reflect systematic investment transactions, and a debit entry will appear on your bank statement.

-        TELEPHONE TRANSACTIONS. You can initiate any transaction by telephone.
         You may call the Transfer Agent toll-free at 800-539-3863 or call your Investment Professional or bank trust department. See "Shareholder Account Rules and Policies" for more information about telephone transactions.

- THE SYSTEMATIC WITHDRAWAL PLAN. You can make regular withdrawals from your account in any fund of the Victory Group with the Systematic Withdrawal Plan by completing the appropriate section of the account application. If you own shares in a fund worth $5,000 or more, you can have monthly, quarterly, semi-annual or annual checks sent from your account directly to you, to a person named by you, or to your bank checking account. The required minimum withdrawal is $25. If you are having checks sent to your bank checking account, attach a voided personal check with your bank's magnetic coding number across the front of the account application. If your account is jointly owned, be sure that all owners sign the application. You may obtain information about the Systematic Withdrawal Plan by contacting your Investment Professional. Your Systematic Withdrawal Plan payments are drawn from share redemptions. If Systematic Withdrawal Plan redemptions exceed dividend distributions paid on your Fund shares, your account eventually may be exhausted. If any applicable sales charges are applied to new purchases of shares of the Fund, it is to your disadvantage to buy shares of the Fund while also making systematic redemptions.

Your account will be debited on the date you indicate on your Account Application. Shares will be redeemed at the NAV as determined on the debit date indicated on your Account

Application. You may cancel the Systematic Withdrawal Plan at any time without payment of a cancellation fee. Each Systematic Withdrawal Plan transaction will appear as a debit entry on your monthly account statement.


- RETIREMENT PLANS. Retirement plans can be among the best tax-planning vehicles available to individuals. Call your Investment Professional for more information on the plans and their benefits, provisions and fees. Your Investment Professional can set up your new account in the Fund under one of several tax-sheltered plans. These plans let you invest for retirement and shelter your investment income from current taxes. Plans include Individual Retirement Accounts (IRAs) and Rollover IRAs. Other fees may be charged by the IRA custodian or trustee.


HOW TO REDEEM SHARES

You may redeem all or a portion of your shares on any day that the Fund is open for business (see "Share Price" below). Shares will be redeemed at the NAV next calculated after the Transfer Agent has received the redemption request. If the Fund account is closed, any accrued dividends will be paid at the beginning of the following month.

You may redeem shares in several ways:

BY MAIL:  Send a written request to:        The Victory Portfolios: Limited Term
                                            Income Fund
                                            P.O. Box 9741
                                            Providence, RI 02940-9741

Write a "letter of instruction" with your name, the Fund's name, your Fund account number, the dollar amount or number of shares to be redeemed, and any additional requirements that apply to each particular account. You will need the letter of instruction signed by all persons required to sign for transactions, exactly as their names appear on the account application. A signature guarantee is required if: you wish to redeem more than $10,000 worth of shares; your Fund account registration has changed within the last 60 days; the check is not being mailed to the address on your account; the check is not being made out to the account owner; or the redemption proceeds are being transferred to another Victory Group account with a different registration. The following institutions should be able to provide you with a signature guarantee: banks, brokers, dealers, credit unions (if authorized under state law), securities exchanges and associations, clearing agencies, and savings associations. A signature guarantee may not be provided by a notary public. A signature guarantee is designed to protect you, the Fund, and its agents from fraud. The Transfer Agent reserves the right to reject any signature guarantee if (1) it has reason to believe that the signature is not genuine, (2) it has reason to believe that the transaction would otherwise be improper, or (3) the guarantor institution is a broker or dealer that is neither a member of a clearing corporation nor maintains net capital of at least $100,000.

BY WIRE: You may make redemptions by wire provided you have established a Fund account to accommodate wire transactions. If telephone instructions are received before Valuation Time (generally 4:00 p.m. Eastern time), proceeds of the redemption will be wired as federal funds on the next Business Day to the bank account designated with the Transfer Agent. You may change the bank account designated to receive an amount redeemed at any time by sending a letter of instruction with a signature guarantee to the Transfer Agent, Primary Funds Service Corporation, P.O. Box 9741, Providence, RI 02940-9741.

BY TELEPHONE: To redeem by telephone, you may call the Transfer Agent toll free at 800-539-3863 or call your Investment Professional or bank trust department. See "Shareholder Account Rules and Policies" for more information about telephone transactions.

ADDITIONAL REDEMPTION REQUIREMENTS: The Fund may withhold payment on redemptions until it is reasonably satisfied that investments made by check have been collected, which can take up to 15 days. Also, when the NYSE is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closings, or under any emergency circumstances as determined by the Commission to merit such action, the right of redemption may be suspended or the date of payment postponed for a period of time that may exceed 7 days. In addition, the Fund reserves the right to advance the time on that day by which purchase and redemption orders must be received. To the extent that portfolio securities are traded in other markets on days when the NYSE is closed, the Fund's NAV may be affected on days when investors do not have access to the Fund to purchase or redeem shares.

If you are unable to reach the Transfer Agent by telephone (for example, during times of unusual market activity), consider placing your order by mail directly to the Transfer Agent. In case of suspension of the right of redemption, you may either withdraw your request for redemption or receive payment based on the NAV next determined after the termination of the suspension. If your balance in a Fund falls below $500, you may be given 60 days' notice to reestablish the minimum balance (except with respect to officers, trustees, directors and employees, including retired directors and employees, of the Victory Portfolios, KeyCorp and its affiliates, and the Administrator and its affiliates (and family members of each of the foregoing, i.e., parents, children and household members) participating in the Systematic Investment Plan, to whom no minimum balance requirement applies). If you do not increase your balance, your account may be closed and the proceeds mailed to you at the address on record. Shares will be redeemed at the last calculated NAV on the day the account is closed.

HOW TO EXCHANGE SHARES

Shares of the Fund may be exchanged for shares of certain funds of the Victory Group at net asset value per share at the time of exchange, without a sales charge. To exchange shares, you must meet several conditions:

- Shares of the fund selected for exchange must be available for sale in your state of residence.

- The prospectuses of this Fund and the fund whose shares you want to buy must offer the exchange privilege.

- You must hold the shares you buy when you establish your account for at least 7 days before you can exchange them; after the account is open 7 days, you can exchange shares every regular Business Day.

- You must meet the minimum purchase requirements for the fund you purchase by exchange.

- The registration and tax identification numbers of the two accounts must be identical.

-        Before exchanging into a fund, obtain and read its prospectus.

Shares of a particular class may be exchanged only for shares of the same class in the other funds of the Victory Group. For example, you can exchange shares of this Fund only for Class A shares of another fund. At present, not all of the funds offer the same two classes of shares. If a fund has only one class of shares that does not have a class designation, they are "Class A" shares for exchange purposes. In some cases, sales charges may be imposed on exchange transactions. Certain funds offer Class A or Class B shares and a list can be obtained by calling the Transfer Agent at 800-539-3863. Please refer to the Statement of Additional Information for more details about this policy.

Telephone exchange requests may be made either by calling your Investment Professional or the Transfer Agent at 800-539-3863 prior to valuation time (generally 4:00 p.m. Eastern time) on any Business Day.

You can obtain a list of eligible funds of the Victory Group by calling the Transfer Agent at 800-539-3863. Exchanges of shares involve a redemption of the shares of the Fund and a purchase of shares of the other portfolio.

There are certain exchange policies you should be aware of:

- Shares are normally redeemed from one fund and purchased from the other fund in the exchange transaction on the same Business Day on which the Transfer Agent receives an exchange request by Valuation Time (generally 4:00 p.m. Eastern time) that is in proper form, but either fund may delay the purchase of shares of the fund into which you are exchanging if it determines it would be disadvantaged by a same-day transfer of the proceeds to buy shares. For example, the receipt of multiple exchange requests from a dealer in a "market-timing" strategy might require the disposition of securities at a time or price disadvantageous to the Fund.

- Because excessive trading can hurt fund performance and harm shareholders, the Victory Portfolios reserves the right to refuse any exchange request that will disadvantage it, or to refuse multiple exchange requests submitted by a shareholder or dealer.

- The Fund may amend, suspend or terminate the exchange privilege at any time upon 60 days' written notice to shareholders.

- If the Transfer Agent cannot exchange all the shares you request because of a restriction cited above, only the shares eligible for exchange will be exchanged.

-        Each exchange may produce a gain or loss for tax purposes.

Shareholders of the former Investors Preference Fund for Income, Inc. and Investors Preference New York Tax-Free Fund, Inc. will not be subject to any additional sales load upon an exchange of shares attributable to an Investors Preference Funds account for shares of other funds of the Victory Portfolios.

SHAREHOLDER ACCOUNT RULES AND POLICIES

- NET ASSET VALUE PER SHARE. The term "net asset value per share," or "NAV", means the value of one share. The NAV is calculated by adding the value of all its investments, plus cash and other assets, deducting liabilities, and then dividing the result by the number of shares outstanding. The NAV of the Fund is determined and its shares are priced as of the close of regular trading of the New York Stock Exchange (NYSE), (generally 4:00 p.m. Eastern Time) (the "Valuation Time") on each Business Day of the Fund. A "Business Day" is a day on which the NYSE is open for trading, the Federal Reserve Bank of Cleveland is open, and any other day (other than a day on which no shares of the Fund are tendered for redemption and no order to purchase any shares is received) during which there is sufficient trading in its portfolio instruments that the Fund's net asset value per share might be materially affected. The NYSE or the Federal Reserve Bank of Cleveland will not be open in observance of the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans' Day, Thanksgiving Day, and Christmas Day.

The Fund's securities are valued primarily on the basis of market quotations or, if quotations are not readily available, by a method that the Board of Trustees believes accurately reflects fair value. Fair value of these portfolio securities is determined by an independent pricing service approved by the Trustees based primarily upon information concerning market transactions and dealers quotations for similar securities.

- THE OFFERING OF SHARES may be suspended during any period in which the determination of net asset value is suspended, and the offering may be suspended by the Trustees at any time the Trustees believe it is in the Fund's best interest to do so.

- TELEPHONE TRANSACTION PRIVILEGES for purchases, redemptions or exchanges may be modified, suspended or terminated by the Fund at any time. If an account has more than one owner, the Fund and the Transfer Agent may rely on the instructions of any one owner. Telephone privileges apply to each owner of the account and the dealer representative of record for the account unless and until the Transfer Agent receives cancellation instructions from an owner of the account.

- TELEPHONE INSTRUCTIONS. Generally, neither the Fund, the bank trust department nor the Transfer Agent will be responsible for any claims, losses or expenses for acting on telephone instructions that they reasonably believe to be genuine. The Transfer Agent and the Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine and if they do not employ reasonable procedures they may be liable for any losses due to unauthorized or fraudulent instructions. The identification procedures may include, but are not limited to, the following: account number, registration and address, personalized security codes, taxpayer identification number and other information particular to the account. Your Investment Professional, bank trust department or the Transfer Agent may also record calls, and you should verify the accuracy of your confirmation statements immediately after you receive them.

- REDEMPTION OR TRANSFER REQUESTS WILL NOT BE HONORED UNTIL THE TRANSFER AGENT RECEIVES ALL REQUIRED DOCUMENTS IN PROPER FORM. From time to time, the Transfer Agent in its discretion may waive certain of the requirements for redemptions stated in this Prospectus.

- DEALERS THAT CAN PERFORM ACCOUNT TRANSACTIONS FOR THEIR CLIENTS BY PARTICIPATING IN NETWORKING through the National Securities Clearing Corporation are responsible for obtaining their clients' permission to perform those transactions and are responsible to their clients who are shareholders of the Victory Portfolios if the dealer performs any transaction erroneously.

- THE REDEMPTION PRICE FOR SHARES WILL VARY from day to day because the value of the securities in the Fund fluctuates, and the value of your shares may be more or less than their original cost.

- PAYMENT FOR REDEEMED SHARES is made ordinarily in cash and forwarded by check within three business days after the Transfer Agent receives redemption instructions in proper form, except under unusual circumstances determined by the Commission delaying or suspending such payments. The Transfer Agent may delay forwarding a check for recently purchased shares, but only until the purchase payment has cleared. That delay may be as much as 15 days from the date the shares were purchased. That delay may be avoided if you arrange with your bank to provide telephone or written assurance to the Transfer Agent that your purchase payment has cleared.

- INVOLUNTARY REDEMPTIONS OF SMALL ACCOUNTS. If your account value has fallen below $500, you will be given 60 days' notice to reestablish the minimum balance. If you do not increase your minimum balance, your account may be closed and the proceeds mailed to you at the record address. In some cases involuntary redemptions may be made to repay the Distributor for losses from the cancellation of share purchase orders. Under unusual circumstances, shares of the Fund may be redeemed "in kind," which means that the redemption proceeds will be paid with securities from the Fund. Please refer to the Statement of Additional Information for more details.

- "BACKUP WITHHOLDING" of Federal income tax may be applied at the rate of 31% from dividends, distributions and redemption proceeds (including exchanges) if you fail to furnish the Victory Portfolios with a certified Social Security or taxpayer identification number when you sign your application, or if you violate Internal Revenue Service regulations on tax reporting of dividends.

- THE VICTORY PORTFOLIOS DOES NOT CHARGE A REDEMPTION FEE, but if your Investment Professional handles your redemption, they may charge a separate service fee.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS. The Fund ordinarily declares and pays dividends from its net investment income monthly. The Fund distributes substantially all net capital gains, if any, to shareholders each year, to the extent necessary to qualify for favorable federal tax treatment.

CAPITAL GAINS. The Fund may make distributions annually out of any net short-term or long-term capital gains, and the Fund may make supplemental distributions of dividends and capital gains following the end of its fiscal year.

DISTRIBUTION OPTIONS

When you fill out your account application, you can specify how you want to receive your dividend distributions. Currently, there are five available options:

1. REINVESTMENT OPTION. Your income and capital gain dividends, if any, will be automatically reinvested in additional shares of the Fund. Income and capital gain dividends will be reinvested at the net asset value of the Fund as of the day after the record date. If you do not indicate a choice on your application, you will be assigned this option.

2. CASH OPTION. You will receive a check for each income or capital gain dividend, if any. Distribution checks will be mailed no later than 7 days after the dividend payment date which may be more than 7 days after the dividend record date.

3. INCOME EARNED OPTION. You will have your capital gain dividend distributions, if any, reinvested automatically in the Fund and have your income dividends paid in cash.

4. DIRECTED DIVIDENDS OPTION. You will have income and capital gain dividends, or only capital gain dividends, automatically reinvested in shares of another fund of the Victory Group. Shares will be purchased at the NAV as of the dividend record date. If you are reinvesting dividends of a fund sold without a sales charge in shares of a fund sold with a sales charge, the shares will be purchased at the public offering price. If you are reinvesting dividends of a fund sold with a sales charge in shares of a fund sold with or without a sales charge, the shares will be purchased at the net asset value of the fund. Dividend distributions can be directed only to an existing account with a registration that is identical to that of your Fund account.

5. DIRECTED BANK ACCOUNT OPTION. You will have your income and capital gain dividends, or only your income dividends, automatically transferred to your bank checking or savings account. The amount will be determined on the dividend record date and will normally be transferred to your account within 7 days of the dividend record date. Dividend distributions can be directed only to an existing account with a registration that is identical to that of your Fund account. Please call or write the Transfer Agent to learn more about this dividend distribution option.

Any election or revocation of any of the above dividend distribution options may be made in writing to the Fund and sent to Primary Funds Service Corporation, P.O. Box 9741, Providence, RI 02940-9741, or by calling the Transfer Agent at 800-539-3863, and will become effective with respect to dividends having record dates after receipt of the application or request by the Transfer Agent.

Reinvested dividend distributions receive the same tax treatment as dividend distributions paid in cash.

COMPLETE REDEMPTIONS: If you request a complete redemption of all your Fund shares, any dividend accrued to your account will be included in the redemption check.

STATEMENTS AND REPORTS: You will receive a monthly statement reflecting all transactions that affect the share balance or the registration of your Fund account. You will receive a confirmation after every transaction that affected the share balance of your Fund account, except for dividend reinvestment, systematic investment and systematic withdrawal transactions. These transactions will be detailed in your Fund account statement. Transactions that affect the share balance of your Fund investment in an account established with an Investment Professional or financial institution will be detailed in regular statements or through confirmation procedures of the financial institution. Certificates representing shares of the Fund will not be issued. An IRS Form 1099-DIV with federal tax information will be mailed to you by January 31 of each tax year and also will be filed with the IRS. At least twice a year, you will receive the Fund's financial reports.


FEDERAL TAXES



The Fund intends to qualify each year and elect to be treated as a separate "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "IRS Code"). If the Fund is treated as a "regulated investment company" and all its taxable income is distributed to its shareholders in accordance with the timing requirements imposed by the IRS Code, it will not be subject to federal income tax on its income. The Fund's distributions that are attributable to its net investment income and short-term capital gains are taxable as ordinary income, and its distributions from long-term capital gains are taxed as long-term capital gains. Such distributions are taxable when they are paid, whether taken in cash or reinvested in additional shares, except that distributions declared in October, November or December and paid during the following January are taxable as if paid and received on December 31. Dividends received from the Fund by corporate shareholders are not entitled to the dividends-received deduction. The Fund sends tax statements to its shareholders (with copies to the Internal Revenue Service (the "IRS")) by January 31 showing the amounts and tax status of distributions made (or deemed made) during the preceding calendar year.



Income received by direct holders of obligations of the U.S. Government and certain of its agencies and instrumentalities is exempt from state and local income taxation. The Fund's dividends from investment income may, to the extent that such dividends consist of interest from obligations of the U.S. Government and certain of its agencies and instrumentalities, also be exempt from state and local income taxes. The Fund intends to advise shareholders of the proportion of their dividends which consist of such interest. Shareholders are urged to consult their tax advisers regarding the possible exclusion of a portion of their dividends for state and local income tax purposes in their respective jurisdictions.


REDEMPTION OR EXCHANGES

Investors may realize a gain or loss when redeeming (selling) or exchanging shares. For most types of accounts, the Fund reports the proceeds to the IRS annually. Because the shareholders' tax treatment also depends on their purchase price and personal tax positions, shareholders should keep their regular account statements to use in determining their tax. See "Buying a Dividend".

"BUYING A DIVIDEND"

On the record date for a distribution of ordinary income or capital gains dividend, the net asset value of the Fund is reduced by the amount of the distribution. An investor who buys shares just before the record date ("buying a dividend") will pay the full price for the shares and then receive a portion of the purchase price back as a taxable distribution.

OTHER TAX INFORMATION

The information above is only a summary of some of the federal income tax consequences generally affecting the Fund and its shareholders, and no attempt has been made to discuss individual tax consequences. A prospective investor should also review the more detailed discussion of federal income tax considerations in the Statement of Additional Information. In addition to federal income tax, a shareholder may be subject to state or local taxes on the shareholder's investment, depending on the laws in the shareholder's area. Investors considering an investment in the Fund should consult their tax adviser to determine whether the Fund is suitable to their particular tax situation.

When investors sign their account application, they are asked to provide their correct social security or taxpayer identification number and other required certifications. If investors do not comply with IRS regulations, the IRS can require the Fund to withhold 31% of taxable distributions and redemptions from their account.

                                   PERFORMANCE

From time to time, performance information for the Fund showing total return may be presented in advertisements, sales literature and in reports to shareholders. Such performance figures are based on historical earnings and are not intended to indicate future performance. Average annual total return will be calculated over a stated period of more than one year. Average annual total return is measured by comparing the value of an investment at the beginning of the relevant period (as adjusted for sales charges, if any) to the redemption value of the investment at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions) and annualizing that figure. Aggregate total return is calculated similarly to average annual total return, except that the resulting difference is not annualized.

From time to time performance information for the Fund showing the yield and/or effective yield for each class of shares may also be presented in advertisements, sales literature and in reports to shareholders. Yields reflect the deduction of the maximum sales charge. Such performance figures are based on historical earnings and are not intended to indicate future performance. Yield will be computed by dividing the Fund's net investment income per share earned during a recent thirty-day period by the Fund's maximum offering price per share (reduced by any undeclared earned income expected to be paid shortly as a dividend) on the last day of the period and annualizing the result. Effective yield is computed in a similar manner, but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

Investors may also judge, and the Victory Portfolios may at times advertise, the performance of the Fund by comparing it to the performance of other mutual funds with comparable investment objectives and policies, which performance may be contained in various unmanaged mutual fund or market indices or rankings such as those prepared by Dow Jones & Co., Inc. and Standard & Poor's Corporation, in publications issued by Lipper Analytical Services, Inc., and in the following publications: IBC/Donoghue's Money Fund Reports, Ibbotson Associates, Inc., Morningstar, CDA/Wiesenberger, Money Magazine, Forbes, Barron's, The Wall Street Journal, The New York Times, Business Week, American Banker, Fortune, Institutional Investor, U.S.A. Today and local newspapers. In addition, general information about the Fund that appears in publications such as those mentioned above may also be quoted or reproduced in advertisements, sales literature or in reports to shareholders.

Performance is a function of the type and quality of instruments held in the Fund's portfolio, operating expenses, and market conditions. Consequently, current performance will fluctuate and is not necessarily representative of future results. Any fees charged by service providers with respect to customer accounts for investing in shares of the Fund will not be reflected in performance calculations.

Additional information regarding the performance of each of the Victory Portfolios is included in the Victory Portfolios' annual report, which is available free of charge by calling 800-539-3863.


                           FUND ORGANIZATION AND FEES



The Victory Portfolios is an open-end management investment company, commonly known as a mutual fund, and currently consisting of twenty-eight series portfolios, four of which are inactive. The Victory Portfolios has been operating continuously since 1986, when it was created under Massachusetts law as a Massachusetts business trust, although certain of its funds have a prior operating history from their predecessor funds. On or about February 29, 1996, contingent upon shareholder approval, the Victory Portfolios will convert from a Massachusetts business trust to a Delaware business trust. The Victory Portfolios' offices are located at 3435 Stelzer Road, Columbus, OH 43219-3035.

Overall responsibility for management of the Victory Portfolios rests with its Board of Trustees, who are elected by the shareholders of the Victory Portfolios.



INVESTMENT ADVISER AND SUB-ADVISER



Key Advisers is the investment adviser to the Fund. Key Advisers directs the investment of the Victory Portfolios' assets, subject at all times to the supervision of the Victory Portfolios' Board of Trustees. Key Advisers continually supervises the investment and reinvestment of cash, securities and other property comprising the assets of the Victory Portfolios.



Key Advisers was organized as an Ohio corporation on July 27, 1995 and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. It is a wholly-owned subsidiary of KeyCorp Asset Management Holdings, Inc., which is a wholly-owned subsidiary of Society National Bank, a wholly-owned subsidiary of KeyCorp. Affiliates of Key Advisers manage approximately $37 billion for numerous clients including large corporate and public retirement plans, Taft-Hartley plans, foundations and endowments, high net worth individuals and mutual funds.



For the services provided and expenses incurred pursuant to its investment advisory agreement with the Victory Portfolios respecting the Fund, Key Advisers receives a fee, computed daily and paid monthly, at the annual rate of fifty one-hundredths of one percent (.50%) of the average daily net assets of the Fund. The advisory fees for the Fund have been determined to be fair and reasonable in light of the services provided to the Fund. Key Advisers may periodically waive all or a portion of its advisory fee with respect to the Fund to increase the net income of the Fund available for distribution as dividends. Prior to January 1, 1996, the Sub-Adviser (Society Asset Management, Inc.) served as investment adviser to the Fund. During the Fund's fiscal year ended October 31, 1995, Society Asset Management, Inc. received investment advisory fees aggregating .__% of the average daily net assets of the Fund.



Under the investment advisory agreement between the Victory Portfolios, on behalf of the Fund, and Key Advisers, Key Advisers may delegate a portion of its responsibilities to a subadviser. In addition, the investment advisory agreement provides that Key Advisers may render services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser of the Fund and are under the common control of KeyCorp as long as all such persons are functioning as part of an organized group of persons, managed by authorized officers of Key Advisers.



Key Advisers has entered into an investment sub-advisory agreement with its affiliate, Society Asset Management, Inc. a registered investment adviser, on behalf of the Fund. The Sub-Adviser is a wholly-owned subsidiary of KeyCorp Asset Management Holdings, Inc. For its services under the investment subadvisory agreement, Key Advisers pays the Sub-Adviser sub-advisory fees at an annual rate as a percentage of the Fund's average daily net assets as follows:
 .40% of the first $10 million of average daily net assets; .30% of the next $15 million of average daily net assets; .25% of the next $25 million of average daily net assets; and .20% of average daily net assets in excess of $50 million.



The person primarily responsible for the investment management of the Fund, as well as his previous experience, is as follows:



                                                   MANAGING
         PORTFOLIO MANAGER                      PORTFOLIO SINCE               PREVIOUS EXPERIENCE
         -----------------                      ---------------               -------------------
         Robert E. Fernald                       January, 1995               Portfolio Manager for
                                                                             Society Asset
                                                                             Management, Inc.,
                                                                             beginning in 1993 and
                                                                             Society National Bank
                                                                             since 1992; portfolio
                                                                             manager for Ameritrust
                                                                             Company National
                                                                             Association 1991-1992;
                                                                             formerly Vice
                                                                             President of Fairfield
                                                                             Research Corporation.



ADMINISTRATOR AND DISTRIBUTOR



Concord Holding Corporation is the Administrator for the Fund. Victory Broker-Dealer Services, Inc. is the Fund's principal underwriter and Distributor.

The Administrator generally assists in all aspects of the Fund's administration and operation. For expenses incurred and services provided as Administrator pursuant to its management and administration agreement with the Victory Portfolios, the Administrator receives a fee from the Fund, computed daily and paid monthly, at an annual rate of fifteen one-hundredths of one percent (.15%) of the Fund's average daily net assets. The Administrator may periodically waive all or a portion of its administrative fee with respect to the Fund to increase the net income of the Fund available for distribution as dividends. During the fiscal year ended October 31, 1995, the Fund paid administration fees of .15% of its average daily net assets.



TRANSFER AGENT AND FUND ACCOUNTANT



Primary Funds Service Corporation, P.O. Box 9741, Providence, RI 02940-9741, serves as the Fund's Transfer Agent pursuant to a Transfer Agency and Shareholder Service Agreement with the Victory Portfolios and receives a fee for such services based on various criteria, including assets, transactions and the number of accounts. BISYS Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, OH 43219, provides certain accounting services for the Fund pursuant to a Fund Accounting Agreement and receives a fee for such services.



SHAREHOLDER SERVICING



Shareholder services are provided to the Fund pursuant to agreements between the Victory Portfolios and various shareholder servicing agents, including Key Trust Company of Ohio, N.A. and its affiliates and other financial institutions and securities brokers (each a "Shareholder Servicing Agent"). Each Shareholder Servicing Agent generally will provide support services to shareholders by establishing and maintaining accounts and records, processing dividend and distribution payments, providing account information, arranging for bank wires, responding to routine inquires, forwarding shareholder communication, assisting in the processing of purchase, exchange and redemption requests, and assisting shareholders in changing dividend options, account designations and addresses. For expenses incurred and services provided as Shareholder Servicing Agent pursuant to its respective Shareholder Servicing Agreement, the Fund pays each Shareholder Servicing Agent a fee computed daily and paid monthly, in amounts aggregating not more than twenty-five one-hundredths of one percent (.25%) of the average daily net assets of the Fund per year. A Shareholder Servicing Agent may periodically waive all or a portion of its respective shareholder servicing fees with respect to the Fund to increase the net income of the Fund available for distribution as dividends. During the fiscal year ended October 31, 1995,
the Fund paid shareholder servicing fees of   % of the Fund's average daily net
assets.



EFFECT OF BANKING LAWS



Key Advisers and the Sub-Adviser believe that they may perform the investment advisory services for the Fund contemplated by the Investment Advisory (and Sub-Advisory) Agreements for the Fund (the "Advisory Agreements"). In the Advisory Agreement, Key Advisers and the Sub-Adviser have represented that they possess the legal authority to perform the investment advisory services contemplated therein and described in this Prospectus. Key Trust Company of Ohio, N.A. and its affiliates also believe that they also may perform the services for the Victory Portfolios contemplated by the Shareholder Servicing Agreement with the Victory Portfolios without violating applicable banking laws and regulations. Future changes in federal or state statutes and regulations relating to permissible activities of banks or bank holding companies and their subsidiaries and affiliates, as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations, could change the manner in which Key Advisers, the Sub-Adviser, Key Trust Company of Ohio, N.A. and its affiliates could continue to perform such services for the Victory Portfolios. See the Statement of Additional Information ("Glass-Steagall Act") for further discussion.



BUSINESS MANAGEMENT AGREEMENT



In connection with its obligations under its investment sub-advisory agreement with Key Advisers, the Sub-Adviser has entered into a Business Management Agreement with Key Advisers pursuant to which Key Advisers provides certain administrative and support services to the Sub-Adviser. Such services include preparing reports to the Company's Board of Trustees, recordkeeping services, and services rendered in connection with the preparation of regulatory filings and other reports, and regulatory and compliance systems and other administrative and support services.



For such services, the Sub-Adviser pays fees to Key Advisers at an annual rate as follows: .25% on the first $10 million of average daily net assets; .15% of the next $15 million of average daily net assets ; .10% of the next $25 million of average daily net assets; and .05% of average daily net assets in excess of $50 million.

EXPENSES



For the fiscal year ended October 31, 1995, the Fund's total operating expenses were .__% of the Fund's average net assets.


CUSTODIAN

Key Trust Company of Ohio, N.A. serves as custodian for the Fund and receives fees for its services.

INDEPENDENT ACCOUNTANTS

Coopers & Lybrand L.L.P. serves as the Fund's independent accountants.


                             ADDITIONAL INFORMATION



The Victory Portfolios may issue an unlimited number of shares and classes of the Fund. Shares of each class of the Fund participate equally in dividends and distributions and have equal voting, liquidation and other rights. When issued and paid for, shares will be fully paid and nonassessable by the Victory Portfolios and will have no preference, conversion, exchange or preemptive rights. Shareholders are entitled to one vote for each full share owned and fractional votes for fractional shares owned. For those investors with qualified trust accounts established with affiliates of the Adviser, the trustee will vote the shares at meetings of the Fund's shareholders in accordance with the shareholder's instructions or will vote in the same percentage as shares that are not held in trust. The trustee will forward to these shareholders all communications received by the trustee, including proxy statements and financial reports. The Victory Portfolios and the Fund are not required to hold annual meetings of shareholders and in ordinary circumstances do not intend to hold such meetings. The Trustees may call special meetings of shareholders for action by shareholder vote as may be required by the 1940 Act or the Victory Portfolios' Delaware Trust Instrument. Under certain circumstances, the Trustees may be removed by action of the Trustees or by the shareholders. Shareholders holding 10% or more of the Victory Portfolios' outstanding shares may call a special meeting of shareholders for the purpose of voting upon the question of removal of Trustees.



The Victory Portfolio's Board of Trustees may authorize the Victory Portfolios to offer other funds which may differ in the types of securities in which their assets may be invested.




Key Advisers, the Sub-Adviser and the Victory Portfolios have adopted Codes of Ethics (the "Codes") which require investment personnel (a) to pre-clear all personal securities transactions, (b) to file reports regarding such transactions, and (c) to refrain from personally engaging in (i) short-term trading of a security, (ii) transactions involving a security within seven days of a Victory fund transaction involving the same security, and (iii) transactions involving securities being considered for investment by a Victory fund. The Codes also prohibit investment personnel from purchasing securities in an initial public offering. Personal trading reports are reviewed periodically by Key Advisers or the Sub-Adviser, and the Board of Trustees reviews annually such reports (including information on any substantial violations of the Codes). Violations of the Codes may result in censure, monetary penalties, suspension or termination of employment.



DELAWARE LAW



The Delaware Business Trust Act provides that a shareholder of a Delaware business trust shall be entitled to the same limitation of personal liability extended to stockholders of Delaware corporations, and the Victory Portfolios' Delaware Trust Instrument provides that shareholders will not be liable for obligations of the Victory Portfolios. In light of Delaware law, the nature of the Victory Portfolios' business, and the nature of its assets, management of the Victory Portfolios believes that the risk of personal liability to a Fund shareholder would be extremely remote.



In the unlikely event a shareholder is held personally liable for the Victory Portfolios' obligations, the Victory Portfolios is required to use its property to protect or compensate the shareholder. On request, the Victory Portfolios will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Victory Portfolios. Therefore, financial loss resulting from liability as a shareholder will occur only if the Victory Portfolios itself cannot meet its obligations to indemnify shareholders and pay judgments against them.



Delaware law authorizes electronic or telephonic communications between shareholders and the Victory Portfolios. Under Delaware law, the Successor Company has the flexibility to respond to future business contingencies. For example, the Trustees will have the power to incorporate the Victory Portfolios, to merge or consolidate it with another entity, to cause each fund to become a separate vote. This flexibility could help reduce the expense and frequency of future shareholder meetings for non-investment related issues.



MISCELLANEOUS



Shareholders will receive Semi-Annual Reports, which are unaudited, and Annual Reports, which are audited by independent public accountants, describing the investment operations of the Victory Portfolios. Each of these reports, when available for a particular fiscal year end or half-year end, is incorporated herein by reference. The Victory Portfolios may include information in their Annual Reports and Semi-Annual Reports to shareholders that (i) describes general economic trends, (ii) describes general trends within the financial services industry or the mutual fund industry, (iii) describes past or anticipated portfolio holdings for the Fund or (iv) describes investment management strategies for the Victory Portfolios. Such information is provided to inform shareholders of the activities of the Victory Portfolios for the most recent fiscal year or half-year and to provide the views of Key Advisers, the Sub-Adviser and/or the Victory Portfolios' officers regarding expected trends and strategies.



Inquiries regarding the Victory Portfolios or the Fund may be directed in writing to the Victory Portfolios at Primary Funds Service Corporation, P.O. Box 9741, Providence, RI 02940-9741, or by telephone, toll-free, at 800-539-3863.


NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS, AND IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE VICTORY PORTFOLIOS OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE VICTORY PORTFOLIOS OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

The
VICTORY
Portfolios
NATIONAL MUNICIPAL BOND FUND


PROSPECTUS              For current yield, purchase, and redemption information,
March 1, 1996                                  call 800-539-FUND or 800-539-3863



THE VICTORY PORTFOLIOS (the "Victory Portfolios") is a registered open-end management investment company that offers investors a selection of money market, fixed-income, municipal bond, domestic and international equity portfolios. This Prospectus relates to the Victory National Municipal Bond Fund (the "Fund"), a non-diversified portfolio. KeyCorp Mutual Fund Advisers, Inc., Cleveland, Ohio, an indirect subsidiary of KeyCorp, is the investment adviser to the Fund ("Key Advisers" or the "Adviser"). Society Asset Management, Inc., Cleveland, Ohio, an indirect subsidiary of KeyCorp, is the investment sub-adviser to the Fund (the "Sub-Adviser" or "Society"). Concord Holding Corporation is the Fund's administrator (the "Administrator"). Victory Broker-Dealer Services, Inc. is the Fund's distributor (the "Distributor").



The Fund seeks to provide a high level of current interest income exempt from federal income tax, as is consistent with the preservation of capital. The Fund invests primarily in municipal bonds of varying maturities issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies, authorities and instrumentalities, the interest from which, in the opinion of bond counsel for the issuer, is exempt from federal income tax.



The Fund offers two classes of shares: (i) Class A shares, which are offered at net asset value plus the applicable sales charge (maximum of 4.75% of public offering price) and (ii) Class B shares, which are offered at net asset value with a maximum contingent deferred sales charge ("CDSC") of 5.0% imposed on certain redemptions. At the end of the sixth year after a purchase of Class B shares, the CDSC will no longer apply to redemptions. Class B shares have higher ongoing expenses than Class A shares, but automatically convert to Class A shares eight years after purchase.



Please read this Prospectus before investing. It is designed to provide you with information and to help you decide if the Fund's goals match your own. Retain this document for future reference. A Statement of Additional Information (dated March 1, 1996) for the Fund and an audited report for the Fund's fiscal period ended October 31, 1995 have been filed with the Securities and Exchange Commission and are incorporated herein by reference. The Statement of Additional Information is available without charge upon request by calling 800-539-3863.



SHARES OF THE FUND ARE:

-        NOT INSURED BY THE FDIC;

- NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY KEYCORP BANK, ANY OF ITS AFFILIATES, OR ANY OTHER BANK;

- SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION ("COMMISSION"), OR ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE, NOR HAS THE COMMISSION OR ANY SUCH STATE AUTHORITY PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



TABLE OF CONTENTS                                                           PAGE
------------------                                                          ----
Summary of Fund Expenses                                                       2
Financial Highlights                                                           3
Investment Objective and Policies                                              3


TABLE OF CONTENTS                                                           PAGE
------------------                                                          ----


Suitability                                                                    4
Additional Information Regarding Securities in Which the Fund May Invest       5
Limiting Investment Risks                                                      6
Portfolio Management                                                           7
How to Invest, Exchange and Redeem                                             7
Dividends, Distributions and Taxes                                            16
Performance                                                                   18
Fund Organization and Fees                                                    19
Additional Information                                                        21


                            SUMMARY OF FUND EXPENSES

The table below summarizes the expenses associated with the Fund. This standard format was developed for use by all mutual funds to help you make your investment decisions. Of course, you should consider this expense information along with other important information in the Prospectus, including the Fund's investment objective, investment policies and risk factors, and financial highlights.


SHAREHOLDER TRANSACTION EXPENSES(1). These represent charges paid when you purchase, redeem or exchange shares of the Fund. See "How to Invest, Exchange and Redeem".




                                                  CLASS A      CLASS B
                                                  -------      -------
Maximum Sales Load Imposed on Purchases
 (as a percentage of the offering price)          4.75%        none
Sales Load Imposed on Reinvested Dividends         none        none
Deferred Sales Load                                none        5% in the first year,
                                                               declining to 1% in the sixth
                                                               year and eliminated
                                                               thereafter
Redemption Fee                                     none        none
Exchange Fee                                       none        none



ANNUAL FUND OPERATING EXPENSES AFTER EXPENSE WAIVERS AND REIMBURSEMENTS.




         (AS A PERCENTAGE OF AVERAGE NET ASSETS)              CLASS A          CLASS B
         ---------------------------------------              -------          -------
         Management Fees(2)                                    0.00%            0.00%
         Administration Fees(2)                                0.00%            0.00%
         Rule 12b-1 Distribution Fee                           0.00%            0.75%
         Other Expenses(3)                                     0.00%            0.25%
                                                               ----             ----
         Total Fund Operating Expenses(3)                      0.00%            1.00%
                                                               ====             ====



(1) Subsidiaries, correspondents, affiliated banks and unaffiliated banks of KeyCorp may charge a customer's account fee for services provided in connection with investment in the Fund. (See "How to Invest, Exchange and Redeem" in the Prospectus.)



(2) Key Advisers has agreed to reduce its fees to the extent necessary so that total operating expenses do not exceed 2.08% for Class A shares and 2.83% for Class B shares until at least [February 28, 1996]. Absent the voluntary reduction of investment advisory and administration fees, "Management Fees" and "Administration Fees" as a percentage of average daily net assets would be .55% and .15%, respectively.



(3) These amounts include an estimate of the shareholder servicing fees the Fund expects to pay. (See "Fund Organization and Fees--Shareholder Servicing"). If the voluntary fee reductions and reimbursements referred to in footnote (2) above were not in effect, "Total Fund Operating Expenses" as a percentage of average daily net assets would be .70% for Class A shares and 1.70% for Class B shares.



EXAMPLE: You would pay the following expenses on a $1,000 investment, assuming
(1) a 5% annual return and (2) full redemption at the end of each time period:


                                           1 YEAR  3 YEARS  5 YEARS  10 YEARS
                                           ------  -------  -------  --------
National Municipal Bond Fund Class A          $48      $48      $48       $48
National Municipal Bond Fund Class B          $60      $62      $75       $94



The purpose of the table above is to assist an investor in understanding the various costs and expenses that an investor in the Fund will bear directly and indirectly. See "Fund Organization and Fees" for a more complete discussion of annual operating expenses of the Fund. The foregoing example is based upon expenses for the fiscal period ended October 31, 1995 and expenses that the Fund is expected to incur during the current fiscal year. THE FOREGOING EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES, SINCE ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.



------------------------


*
  Includes expenses for Class A shares during years 9 and 10 due to conversion to Class A shares after 8 years.



                              FINANCIAL HIGHLIGHTS



The information in the table below relates to the Fund and to its predecessor, a portfolio of The Victory Funds (the "Predecessor Fund"), and has been audited by Coopers & Lybrand LLP (for the fiscal period ended October 31, 1995) and by KPMG Peat Marwick LLP (for earlier periods), respectively, as auditors, whose reports thereon, together with the financial statements of the Fund and the Predecessor Fund together with related notes are incorporated by reference into or contained in the Statement of Additional Information. No Class B shares were publicly issued prior to September 26, 1994, and therefore no information on Class B shares is reflected in the table below for periods prior to September 26, 1994.



SELECTED PER SHARE DATA



                                                                     CLASS B
                                                                     -------
                                                                   PERIOD FROM
                                                                   SEPTEMBER 26,
                                       FISCAL PERIOD                 1994** TO
                                      ENDED OCTOBER 31,              APRIL 30,
                                           1995***                     1995
                                           ----                        ----
NET ASSET VALUE, BEGINNING
OF PERIOD                                                             $  9.53
                                                                      -------
INCOME FROM INVESTMENT OPERATIONS:      [To be inserted]
  Net investment income(1)                                               0.28
  Net realized and unrealized loss
   on investments                                                        0.03
                                                                      -------
         Total from investment
         activities                                                      0.31
                                                                      -------
DISTRIBUTIONS:
  Net investment income                                                 (0.27)
  In excess of net investment
   income                                                                  --
         Total distributions                                            (0.27)
                                                                      -------
NET ASSET VALUE, END OF PERIOD                                        $  9.59
                                                                      =======
TOTAL RETURN+                                                            3.54 %
RATIOS AND SUPPLEMENTAL DATA:
  Net assets, end of period
   (thousands)                                                        $   147
  Ratio of expenses to average net
   assets(1)                                                             (.05)%*
  Ratio of net investment income to
    average net assets                                                   4.35 %*
  Portfolio turnover rate                                                  52 %*



                                                                          CLASS A
                                                                          -------
                                                                        PERIOD FROM
                                                                        FEBRUARY 3,
                                      FISCAL PERIOD       YEAR ENDED     1994** TO
                                          ENDED            APRIL 30,     APRIL 30,
                                      OCTOBER 31, 1995       1995***       1994
                                      ----------------    ----------    -----------
NET ASSET VALUE, BEGINNING
OF PERIOD                                [To                $ 9.64        $10.00
                                                            ------        ------
Income from investment operations:
  Net investment income(1)               be                   0.44          0.08
  Net realized and unrealized loss
   on investments                        inserted]           (0.05)        (0.36)
                                                            ------        ------
         Total from investment
         activities                                           0.39         (0.28)
                                                            ------        ------
Distributions:
  Net investment income                                      (0.44)        (0.08)
  In excess of net investment
   income                                                       --            --
                                                            ------        ------
         Total distributions                                 (0.44)        (0.08)
                                                            ------        ------
NET ASSET VALUE, END OF PERIOD                                9.59        $ 9.64
                                                            ======        ======
Total Return+                                                 4.21%        (2.82)%
RATIOS AND SUPPLEMENTAL DATA:
  Net assets, end of period
   (thousands)                                              $5,118        $  494
  Ratio of expenses to average net
   assets(1)                                                   .20%         0.65 %*
  Ratio of net investment income to
    average net assets                                        5.01%         3.15 %*
  Portfolio turnover rate                                       52%        13    %*




(1) During the year ended April 30, 1995, expenses were voluntarily waived by Key Trust Company, Society Asset Management, Inc. and Concord Holding Corporation, in the amount of $0.33 and $(0.17) per share for Class A shares and Class B shares, respectively. During the fiscal period ended October 31, 1995, [To be inserted]. The ratio of expenses to average net assets had such waiver not occurred is as follows:



Ratio of expenses to average net assets   ___%   2.63%*   ___%   3.95%   26.10%*



 *       Annualized.



**       Commencement of operations.



*** The Fund's fiscal year end was changed to the period ending October 31 of each year.



+ Total return does not include the one time sales charge and for a period of less than one year is not annualized. Total returns would have been lower had certain expenses not been reduced during the period.

                        THE FUND'S INVESTMENT OBJECTIVE



The Fund seeks to provide as high a level of current interest income, exempt from federal income taxes, as is consistent with the preservation of capital. The investment objective of the Fund is fundamental and may not be changed without a vote of the holders of a majority of its outstanding voting securities (as defined in the Statement of Additional Information). There can be no assurance that the Fund will achieve its investment objective.



                        INVESTMENT POLICIES OF THE FUND



The Fund pursues its objective by investing primarily in a portfolio of municipal securities. Key Advisers and the Sub-Adviser anticipate that the Fund ordinarily will be fully invested in obligations of municipalities whose interest is exempt from federal income tax; under normal conditions, 80% or more of its income distributions will be exempt from federal income taxes, including the alternative minimum tax.



The Fund will invest in municipal securities judged by Key Advisers or the Sub-Adviser to be the equivalent to those described by Standard & Poor's Corporation ("S&P") and Moody's Investors Service, Inc. ("Moody's") as characteristic of their ratings of A and above. The Fund may continue to hold up to 5% of its total assets in municipal bonds which have been downgraded below an A rating. For a description of S&P's and Moody's ratings of municipal securities, see the Appendix to the Statement of Additional Information.



It is anticipated that the Fund normally will be invested in long-term municipal bonds and that its dollar-weighted effective average maturity generally will range from five to eleven years, although it may invest in obligations of any maturity. If Key Advisers or the Sub-Adviser determines that market conditions warrant a shorter or longer average maturity, the Fund will be adjusted accordingly.



Municipal securities are issued to raise money for various public purposes, including general purpose financing for state and local governments as well as financing for specific projects or public facilities. Municipal securities may be backed by the full taxing power of a state or municipality (general obligation bonds), or may be backed only by the revenues from a specific tax, project or facility (revenue bonds). Some municipal securities are insured by private insurance companies, while others may be supported by letters of credit furnished by domestic or foreign banks. Key Advisers or the Sub-Adviser monitors the financial condition of parties (including insurance companies, banks, and corporations) whose creditworthiness is relied upon in determining the credit quality of securities the Fund may purchase.



Generally, the Fund's investments in municipal securities may include fixed, variable, or floating rate general obligation and revenue bonds (including municipal lease obligations and resource recovery bonds); zero coupon; tax, revenue, and bond anticipation notes; and tax-exempt commercial paper. The Fund may buy or sell municipal securities on a when-issued or delayed-delivery basis (including refunding contracts). See "Additional Information Regarding Securities in Which the Fund May Invest" for further discussion of the Fund's investments.



The Fund may temporarily change its investment focus for defensive purposes. During periods when, in the opinion of Key Advisers or the Sub-Adviser, a temporary defensive posture in the market is appropriate, the Fund may hold cash that is not earning interest or invest in obligations of issuers whose interest may be taxable at the state and/or federal level. The Fund may also invest in short-term municipal obligations and money market instruments (including other investment companies). Under such circumstances, the Fund may temporarily invest so that less than 80% of its income distributions will be federally or state tax-free. Federally taxable obligations include, but are not limited to, obligations issued by the U.S. government or any of its agencies or instrumentalities and repurchase agreements. The Fund does not intend to invest in federally taxable obligations under normal conditions.



The investment policies of the Fund may be changed without an affirmative vote of the holders of a majority of the Fund's outstanding voting securities unless
(1) a policy is expressly deemed to be a fundamental policy of the Fund or (2) a policy is expressly deemed to be changeable only by such majority vote.



The Fund is advised by Key Advisers, an indirect subsidiary of KeyCorp, which purchases securities for the Fund consistent with its investment objective and policies and which meet the quality and maturity characteristics established for the Fund.

From time to time, the Fund, to the extent consistent with its investment objective, policies and restrictions, may invest in securities of issuers with which Key Advisers or the Sub-Adviser or its affiliates have a lending relationship.


                                  SUITABILITY

The Fund is designed for investors in higher tax brackets seeking income free from federal income taxes. By itself, the Fund does not constitute a balanced investment plan; the Fund stresses tax-exempt income. The Fund may be appropriate for investors who seek the higher yields that longer-term bonds generally provide and who realize that the Fund's share price will fluctuate.

The Fund's share price and its yield change daily based on many factors. Share price volatility and investment return depend in part on interest rate changes. The value of the Fund's shares will tend to decrease when interest rates rise and increase when interest rates fall. Shorter-term obligations generally offer greater stability and are less sensitive to interest rate changes, but longer-term obligations generally offer higher yields.

The ability of the Fund to meet its investment objective is affected by the ability of municipal issuers to meet their payment obligations.

The Fund's share price, yield, and total return will fluctuate, and your investment may be worth more or less than your original cost when you redeem your shares.


    ADDITIONAL INFORMATION REGARDING SECURITIES IN WHICH THE FUND MAY INVEST



The following paragraphs provide a brief description of some of the types of securities in which the Fund may invest, the transactions it may make and strategies it may adopt. The Fund may, following notice to its shareholders, take advantage of other investment practices which are not at present contemplated for use by the Fund or which currently are not available but which may be developed, to the extent such investment practices are both consistent with the Fund's investment objective and legally permissible for the Fund. Such investment practices, if they arise, may involve risks which exceed those involved in the activities described in this Prospectus.



DELAYED-DELIVERY TRANSACTIONS. The Fund may buy and sell securities on a when-issued or delayed-delivery basis, with payment and delivery taking place at a future date. The market value of securities purchased in this way may change before the delivery date, which could increase fluctuations in the Fund's yield. Ordinarily, the Fund will not earn interest on securities purchased until they are delivered.



A DEMAND FEATURE is a put that entitles the security holder to repayment of the principal amount of the underlying security on no more than 30 days' notice at any time or at specified intervals.



Issuers or financial intermediaries who provide demand features or standby commitments often support their ability to buy securities on demand by obtaining letters of credit (LOCs) or other guarantees from domestic or foreign banks. LOCs also may be used as credit supports for other types of municipal instruments. Key Advisers or the Sub-Adviser may rely upon its evaluation of a bank's credit in determining whether to purchase an instrument supported by an LOC. In evaluating a foreign bank's credit, Key Advisers or the Sub-Adviser will consider whether adequate public information about the bank is available and whether the bank may be subject to unfavorable political or economic developments, currency controls, or other governmental restrictions that might affect the bank's ability to honor its credit commitment.



MUNICIPAL LEASE OBLIGATIONS are issued by a state or local government or authority to acquire land and a wide variety of equipment and facilities. These obligations typically are not fully backed by the municipality's credit, and their interest may become taxable if the lease is assigned. If funds are not appropriated for the following year's lease payments, the lease may terminate, with the possibility of default on the lease obligation and significant loss to the Fund. Certificates of Participation in municipal lease obligations or installment sales contracts entitle the holder to a proportionate interest in the lease-purchase payments made.



INDUSTRIAL DEVELOPMENT BONDS are a type of revenue bond backed by the credit and security of a private issuer and may involve greater risk.

REFUNDING CONTRACTS. The Fund may purchase securities on a when-issued basis in connection with the refinancing of an issuer's outstanding indebtedness. Refunding contracts require the issuer to sell and the Fund to buy refunded municipal obligations at a stated price and yield on a settlement date that may be several months or several years in the future.



RESOURCE RECOVERY BONDS are a type of revenue bond issued to build facilities such as solid waste incinerators or waste-to-energy plants. Typically, a private corporation will be involved, at least during the construction phase, and the revenue stream will be secured by fees or rents paid by municipalities for use of the facilities. The viability of a resource recovery project, environmental protection regulations, and project operator tax incentives may affect the value and credit quality of resource recovery bonds.



TAX AND REVENUE ANTICIPATION NOTES are issued by municipalities in expectation of future tax or other revenues, and are payable from those specific taxes or revenues. BOND ANTICIPATION NOTES normally provide interim financing in advance of an issue of bonds or notes, the proceeds of which are used to repay the anticipation notes. TAX-EXEMPT COMMERCIAL PAPER is issued by municipalities to help finance short-term capital or operating needs.



VARIABLE AND FLOATING RATE INSTRUMENTS, including certain participation interests in municipal obligations, have interest rate adjustment formulas that help to stabilize their market values. Many variable and floating rate instruments also carry demand features that permit the Fund to sell them at par value plus accrued interest on short notice. When determining the maturity of a variable or floating rate instrument, the Fund may look to the date the demand feature can be exercised, or to the date the interest rate is readjusted, rather than to the final maturity of the instrument.



ZERO COUPON DEBT SECURITIES do not make regular interest payments. Instead they are sold at a deep discount from their face value. In calculating its daily dividend, the Fund takes into account as income a portion of the difference between these securities' purchase prices and their face values. Because this income must be taken into account prior to the receipt of any cash from such securities, the Fund may be required to obtain cash from other sources, such as the sale of obligations in its portfolio, in order to satisfy the distribution requirements necessary for qualification as a regulated investment company under the Internal Revenue Code. Because they do not pay current income, the prices of zero coupon debt securities can be very volatile when interest rates change.



INVESTMENT COMPANY SECURITIES. The Fund may invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the securities of any one investment company or invest more than 10% of its total assets in the securities of other investment companies. Pursuant to an exemptive order received by the Victory Portfolios from the Commission, the Fund may invest in the money market funds of the Victory Portfolios. Key Advisers and/or the Sub-Adviser will waive its investment advisory fee attributable to the Fund's assets invested in a fund of the Victory Portfolios to the extent such fees are duplicated. To the extent required by the laws of any state in which shares of a fund of the Victory Portfolios are sold, Key Advisers and/or the Sub-Advisor will waive its investment advisory fee as to all assets invested in other investment companies. Because such other investment companies employ an investment adviser, such investment by the Fund will cause shareholders to bear duplicative fees, such as management fees, to the extent such fees are not waived by Key Advisers and/or the Sub-Adviser. The Fund will invest only in the securities of money market funds which invest only in securities of equal ratings as the securities in which the Fund may invest.



                           LIMITING INVESTMENT RISKS



The following summarizes the Fund's principal investment limitations. A complete listing is contained in the Statement of Additional Information.



1. To meet federal tax requirements for qualification as a "regulated investment company," the Fund limits its investments so that at the close of each quarter of its taxable year: (a) no more than 25% of total assets are invested in the securities of a single issuer; and (b) with regard to at least 50% of total assets, no more than 5% of total assets are invested in the securities of a single issuer.



2. (a) The Fund may borrow money solely for temporary or emergency purposes, but not in an amount exceeding 33 1/3% of its total assets.
         (b) The Fund may borrow money from banks or by engaging in reverse repurchase agreements. (c) The Fund will not purchase securities when borrowings exceed 5% of its total assets. If the Fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. To this extent, purchasing securities when borrowings are outstanding may involve an element of leverage.

3. The Fund will not purchase a security if, as a result, more than 15% of its net assets would be invested in illiquid securities. The Fund may invest up to 15% of its net assets in illiquid investments (investments that cannot be readily sold within seven days in the usual course of business at approximately the price at which the Fund has valued them), including restricted securities deemed to be illiquid. Under the supervision of the Trustees, Key Advisers or the Sub-Adviser determines the liquidity of the Fund's investments. The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Fund to sell them promptly at an acceptable price.



Except for the Fund's investment objective, the diversification limitation in 1, and the percentage limitation on borrowing in limitation 2(a), the investment policies described in this Prospectus are not fundamental. Non-fundamental limitations may be changed without shareholder approval. Whenever an investment policy or limitation states a maximum percentage of the Fund's assets that may be invested, such percentage limitation will be determined immediately after and as a result of the investment, except in the case of borrowing (or other activities that may be deemed to result in the issuance of a "senior security" under the 1940 Act). Any subsequent change in values, assets, or other circumstances will not be considered when determining whether the investment complies with the Fund's investment policies and limitations. If the value of the Fund's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board of Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity.



PORTFOLIO TRANSACTIONS



Brokerage firms are utilized to conduct securities transactions for the Fund. Broker-dealers are chosen by judging professional ability and quality of service. Municipal obligations are generally traded in the over-the-counter market through broker-dealers. In the over-the-counter market, a securities broker-dealer makes a market for securities by offering to buy at one price and sell at a slightly higher price. The difference between the prices is known as a spread. [Since Key Advisers or the Sub-Adviser trades a large number of securities, broker-dealers are willing to work with the Fund on a more favorable spread than would be possible for most individual investors.]



Key Advisers or the Sub-Adviser may allocate transactions to broker-dealers who help distribute the Fund's shares or the shares of the other funds of the Victory Portfolios, to the extent permitted by law. Key Advisers or the Sub-Adviser will make such allocations only if brokerage fees are comparable to those charged by non-affiliated, qualified broker-dealers for similar services.



Key Advisers or the Sub-Adviser may engage in short-term trading with respect to the Fund when it believes it is consistent with the Fund's investment objective and policies. Also, a security may be sold and another of comparable quality simultaneously purchased to take advantage of what Key Advisers or the Sub-Adviser believes to be a temporary disparity in the normal yield relationship between the two securities. The frequency of portfolio transactions--the Fund's turnover rate--will vary from year for to year depending on market conditions. The portfolio turnover rates for the fiscal period February 3, 1994 (commencement of operations) to October 31, 1994 and for the fiscal year ended October 31, 1995 were 52% and ___% (each annualized), respectively. The portfolio turnover rate is not expected to exceed 100%.


                       HOW TO INVEST, EXCHANGE AND REDEEM

HOW TO INVEST

The Fund offers investors two different classes of shares. The different classes of shares represent investments in the same portfolio of securities but are subject to different expenses and will likely have different share prices.

- CLASS A SHARES. If you buy Class A shares, you pay an initial sales charge (on investments up to $1 million).

- CLASS B SHARES. If you buy Class B shares, you pay no sales charge at the time of purchase, but if you sell your shares within six years, you will normally pay a contingent deferred sales charge ("CDSC") that varies depending on how long you own your shares.

- WHICH CLASS OF SHARES SHOULD YOU CHOOSE? Once you decide that the Fund is an appropriate investment for you, the decision as to which class of shares is better suited to your needs depends on a number of factors which you should discuss with your financial advisors:

- Amount of investment. If you plan to invest a substantial amount, the reduced sales charges available for larger purchases of Class A shares may be more beneficial to you. Any order for $1 million or more on behalf of a single investor will only be accepted for Class A shares for that reason.

- Investment horizon. While future financial needs cannot be predicted with certainty, investors who prefer not to pay an initial sales charge and who plan to hold their shares for more than six years might consider Class B shares. Investors who plan to redeem shares within eight years might prefer Class A shares.

- Differences in account features. The dividends payable to Class B shareholders will be reduced by the additional expenses borne by that class, such as the asset-based sales charge to which Class B shares are subject, as described below and in the Statement of Additional Information.

- Investment Professionals. A salesperson or any other person who is entitled to receive compensation for selling Victory Portfolios shares may receive different compensation for selling one class than for selling another class. The purpose of both the CDSC (and asset-based sales charge) for Class B shares, and the purpose of the front-end sales charge on sales of Class A shares is primarily to compensate such sales persons.

- HOW ARE SHARES PURCHASED? Shares may be purchased directly or through an Investment Professional. Investment Professionals are securities brokers or other financial institutions that have entered into selling or servicing agreements with the Fund or the Distributor. Shares are also available to clients of bank trust departments who have qualified trust accounts. The minimum investment is $500 for the initial purchase and $25 thereafter. Accounts set up through a bank trust department or an Investment Professional may be subject to different minimums. When you buy shares, be sure to specify Class A or Class B shares. If you do not make a selection, your investment will be made in Class A shares.

- Investing Through Your Investment Professional. Your Investment Professional will place your order with the Transfer Agent on your behalf. You may be required to establish a brokerage or agency account. Your Investment Professional will notify you whether subsequent trades should be directed to the Investment Professional or directly to the Fund's Transfer Agent. Accounts established with Investment Professionals may have different features, requirements and fees. In addition, Investment Professionals may charge for their services. Information regarding these features, requirements and fees will be provided by the Investment Professional. If you are purchasing shares of any Fund through a program of services offered or administered by your Investment Professional, you should read the program materials in conjunction with this Prospectus.

- Investing Through The Systematic Investment Plan. You can use the Systematic Investment Plan to purchase shares directly from your bank account. Please refer to "Systematic Investment Plan" below for more details.

- Investing Through Your Bank Trust Department. Your bank trust department may require a minimum investment and may charge additional fees. Fee schedules for such accounts are available upon request and are detailed in the agreements by which a client opens the desired account. Your bank trust department may require a completed and signed application for the Fund in which an investment is made. Additional documents may be required from corporations, associations, and certain fiduciaries. Any account information, such as balances, should be obtained through your bank trust department. Additional purchases, exchanges or redemptions should also be coordinated through your bank trust department. Contact your bank trust department for instructions.


The services rendered by a bank trust department, including affiliates of Key Advisers or the Sub-Adviser, in the management of its accounts are not duplicative of any of the services for which Key Advisers or the Sub-Adviser as the investment adviser or sub-adviser, respectively, is compensated for advising the Fund. The charges paid by clients of bank trust departments, or their affiliates, should be considered in calculating the net yield and return on the client's investments in the Fund, although such charges do not affect the Fund's dividends and distributions.


INVESTING DIRECTLY

BY MAIL: You may purchase shares by completing and signing an account application (initial purchase only) and mailing it, together with a check (or other negotiable bank draft or money order) in the amount of at least the minimum investment requirement to, The Victory National Municipal Bond Fund, Primary Funds Service Corporation, P.O. Box 9741, Providence, RI 02940-9741. Subsequent purchases may be made in the same manner.

BY WIRE: Call 800-539-3863 to set up your Fund account to accommodate wire transactions. YOU MUST CALL THE TRANSFER AGENT BEFORE WIRING FUNDS. You will begin to earn dividends on the first business day following receipt of your wire. Federal funds (monies transferred from one bank to another through the Federal Reserve System with same-day availability) should be wired to:

         Boston Safe Deposit & Trust Co.
         ABA #011001234
         Credit PFSC DDA#16-918-8
         The Victory Portfolios:  National Municipal Bond Fund

You must include your account number, your name(s), tax identification number(s) and the control number assigned by the Transfer Agent. The Fund does not impose a fee for wire transactions, although your bank may charge you a fee for this service.

Shares are sold at the public offering price based on the net asset value that is next determined after the Transfer Agent receives the purchase order. In most cases, to receive that day's offering price, the Transfer Agent must receive your order before the close of regular trading of the New York Stock Exchange ("NYSE") (generally 4:00 pm Eastern time) (the "Valuation Time") on each Business Day (as defined in "Net Asset Value Per Share") of the Fund. If you buy shares through an Investment Professional, the Investment Professional must receive your order in a timely fashion on a regular Business Day and transmit it to the Transfer Agent so that it is received before the close of business that day. The Transfer Agent may reject any purchase order for the Fund's shares, in its sole discretion.

It is the responsibility of your Investment Professional to transmit your order to purchase shares to the Transfer Agent in a timely fashion in order for you to receive that day's share price.

INVESTMENT REQUIREMENTS

All purchases must be made in U.S. dollars. Checks must be drawn on U.S. banks. No cash will be accepted. If you make a purchase with more than one check, each check must have a value of at least $25, and the minimum investment requirement still applies. The Fund reserves the right to limit the number of checks processed at one time. If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees incurred. Payment for the purchase is expected at the time of the order. If payment is not received within three business days of the date of the order, the order may be canceled, and you could be held liable for resulting fees and/or losses.

CLASS A SHARES. Class A shares are sold at their offering price, which is normally net asset value plus an initial sales charge. However, in some cases, described below, where purchases are not subject to an initial sales charge, the offering price may be net asset value. In some cases, reduced sales charges may be available, as described below. When you invest, the Fund receives the net asset value for your account. The sales charge varies depending on the amount of your purchase and a portion may be retained by the Distributor and allocated to your Investment Professional. The Victory Portfolios has a reinstatement policy which allows an investor who redeems his/her shares originally purchased with a sales charge to reinvest within 90 days without incurring an additional sales charge. The current sales charge rates and commissions paid to Investment Professionals are as follows:

                                    FRONT-END SALES CHARGE
                                      AS A PERCENTAGE OF:         DEALER RE-
                                      -------------------        ALLOWANCE AS
                                   OFFERING        NET AMOUNT   A PERCENTAGE OF
AMOUNT OF PURCHASE                  PRICE           INVESTED    OFFERING PRICE*
                                   --------        ----------   ---------------
Less than $49,999                    4.75%            4.99%          4.00%
$50,000 to $99,999                   4.50%            4.71%          4.00%
$100,000 to $249,999                 3.50%            3.63%          3.00%
$250,000 to $499,999                 2.25%            2.30%          2.00%
$500,000 to $999,999                 1.75%            1.78%          1.50%
$1,000,000 and above                 0.00%            0.00%          **

* The Distributor reserves the right to reallow the entire sales charge to dealers. If that occurs, the dealer may be considered an "underwriter" under Federal securities laws.

** There is no initial sales charge on purchases of $1 million or more. Investment Professionals will be compensated at the rate of up to 0.25% of such purchases.

The Distributor may pay all or a portion of any applicable sales charges and service fees to Investment Professionals who sell shares of the Fund and provide ongoing sales support services or shareholder support services. For the three-year period commencing April 30, 1994, for activities in maintaining and servicing accounts of customers invested in the Fund, First Albany Corporation ("First Albany") and PFIC Securities Corporation ("PFIC") may receive payments from the Distributor equal to two-thirds of the Dealer Retention (as defined below) on any shares of the Fund (and other funds of the Victory Portfolios) sold by First Albany or PFIC and their broker-dealer affiliates. "Dealer Retention" is an amount equal to the difference between the applicable sales charge and such part of the sales charge which is reallowed to broker-dealers.

The Distributor, at its expense, may also provide additional cash compensation to dealers in connection with sales of shares of the Fund. The maximum cash compensation payable by the Distributor is currently 4.00% of the offering price. In addition, the Distributor will, from time to time and at its own expense, provide compensation, including financial assistance, to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding one or more Victory Portfolios and/or other dealer-sponsored special events including payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature. Compensation will include the following types of non-cash compensation offered through sales contests: (1) vacation trips including the provision of travel arrangements and lodging; (2) tickets for entertainment events (such as concerts, cruises and sporting events) and (3) merchandise (such as clothing, trophies, clocks and pens). Dealers may not use sales of the Fund's shares to qualify for this compensation if prohibited by the laws of any state or any self-regulatory organization, such as the National Association of Securities Dealers, Inc. None of the aforementioned compensation is paid for by the Fund or its shareholders.

REDUCED SALES CHARGES FOR CLASS A SHARES. You may be eligible to buy Class A shares at reduced sales charge rates in one or more of the following ways:

LETTER OF INTENT. An investor may obtain a reduced sales charge by means of a written Letter of Intent which expresses the investor's intention to purchase shares of the Fund at a specified total public offering price within a 13-month period.

A Letter of Intent is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 5% of the total amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed shares will be involuntarily redeemed to pay the additional sales charge, if necessary. Dividends (if any) on escrowed shares, whether paid in cash or reinvested in additional shares, are not subject to escrow. The escrowed shares will not be available for disposal by the investor until all purchases pursuant to the Letter of Intent have been made or the higher sales charge has been paid. When the full amount indicated has been purchased, the escrow will be released. A Letter of Intent may include purchases of shares made not more than 90 days prior to the date the investor signs a Letter of Intent; however, the 13-month period during which the Letter of Intent is in effect will begin on the date of the earliest purchase to be included. An investor may combine purchases that are made in an individual capacity with (1) purchases that are made by members of the investor's immediate family and (2) purchases made by businesses that the investor owns as sole proprietorships, for purposes of obtaining reduced sales charges by means of a written Letter of Intent. In order to accomplish this, however, investors must designate on the account application the accounts that are to be combined for this purpose. Investors can only designate accounts that are open at the time the Letter of Intent is executed.

If an investor qualifies for a further reduced sales charge because the investor has either purchased more than the dollar amount indicated on the Letter of Intent or has entered into a Letter of Intent which includes shares purchased prior to the date of the Letter of Intent, the difference in the sales charge will be used to purchase additional shares of the Fund on behalf of the investor; thus the total purchases (included in the Letter of Intent) will reflect the applicable reduced sales charge of the Letter of Intent.

For investors who purchase more than the dollar amount indicated on the Letter of Intent or enter into a Letter of Intent that includes shares purchased prior to the date of the Letter of Intent and qualify for a reduced sales charge, all such additional shares will be immediately purchased in the form of additional shares and credited to the investor's account at the then current public offering price applicable to a single purchase of the total amount of the purchases.

For further information about Letters of Intent, interested investors should contact the Transfer Agent at 800-539-3863. This program, however, may be modified or eliminated at any time without notice.

RIGHT OF ACCUMULATION AND CONCURRENT PURCHASES

A shareholder may qualify for a reduced sales charge on purchases of Class A Shares of the Fund and other funds of the Victory Portfolios by combining a current purchase with purchases of another fund(s) or with certain prior purchases of shares of the Victory Portfolios. The applicable sales charge is based on the sum of (i) the purchaser's current purchase plus (ii) the current public offering price of the purchaser's previous purchases of (a) all shares held by the purchaser in the Fund and (b) all shares held by the purchaser in any other fund of the Victory Portfolios (except money market funds).

To receive the applicable public offering price pursuant to the right of accumulation, shareholders must provide the Transfer Agent with sufficient information at the time of purchase to permit confirmation of qualification. Accumulation privileges may be amended or terminated without notice at any time by the Distributor.

- WAIVERS OF CLASS A SALES CHARGES. No sales charge is imposed on sales of Class A shares to the following categories of persons (which categories may be changed or eliminated at any time):

(1) Current or retired trustees of the Victory Portfolios and Victory Shares; employees, directors, trustees, and their family members of KeyCorp or an Affiliated Provider (Affiliated Providers refer to affiliates and subsidiaries of KeyCorp and service providers to the Victory Portfolios and the Victory Shares (collectively, the "Victory Group")), dealers having an agreement with the Distributor and any trade organization to which Key Advisers, the Sub-Adviser or the Administrator belongs;

(2) Investors who purchase shares for trust, investment management or certain other advisory accounts established with KeyCorp or any of its affiliates;

(3) Investors who purchase shares through a 401(k) plan sponsored by an Affiliated Provider;

(4) Investors who reinvest assets received in a distribution from a qualified, non-qualified or deferred compensation plan, agency, trust or custody account that was either (a) maintained by KeyCorp or an Affiliated Provider, or (b) invested in a fund of the Victory Group;

(5) Investors who, within 90 days of redemption, use the proceeds from the redemption of shares of another mutual fund complex for which they previously paid a front end sales charge or sales charge upon redemption of shares; and

(6) Shareholders of the former Investors Preference Fund For Income, Inc. and the Investors Preference New York Tax-Free Fund, Inc. who have continuously maintained accounts with a fund or funds of the Victory Group with a balance of $250,000 or more (investors with less than $250,000 will pay any applicable sales loads).

- PLAN OF DISTRIBUTION FOR CLASS A SHARES. The Victory Portfolios, on behalf of the Class A shares of the Fund, has adopted a Distribution and Service Plan ("Plan") for the Fund under Rule 12b-1 under the Investment Company Act of 1940 (the "1940 Act"). No separate payments are authorized to be made by the Fund under the Plan. Rather, the Plan recognizes that Key Advisers or the Distributor may use their fee revenues, or other resources to pay expenses associated with activities primarily intended to result in the sale of the shares of the Fund. The Plan also provides that Key Advisers or the Distributor may make payments from these sources to third parties, including affiliates, such as banks or broker-dealers, that engage in the sale of the shares of a Fund. See "Investment Adviser" below with respect to certain prohibitions under the Glass-Steagall Act.



- SHAREHOLDER SERVICE AGREEMENTS FOR CLASS A SHARES. The Fund may enter into Shareholder Service Agreements with the Distributor or Investment Professionals (including affiliates of Key Advisers) to pay costs incurred in connection with the personal service and maintenance of accounts that hold Class A shares. Services to be provided include, among others, account maintenance, including responding to shareholder inquiries, directing shareholder communications, account balances, maintenance and dividend policy. Payments are made quarterly at an annual rate not to exceed 0.25% of the average annual net assets of Class A shares held in accounts of the dealer of its customers.


CLASS B SHARES. Class B shares are sold at net asset value per share without an initial sales charge. However, if Class B shares are redeemed within six years of their purchase, a CDSC will be deducted from the redemption proceeds. That sales charge will not apply to shares purchased by the reinvestment of dividends or capital gains distributions. The charge will be assessed on the lesser of the net asset value of the shares at the time of redemption or the original purchase price. The CDSC is not imposed on the amount of your account value represented by the increase in net asset value over the initial purchase price (including increases due to the reinvestment of dividends and capital gains distributions). The Class B CDSC is paid to the Distributor to reimburse its expenses of providing distribution-related services to the Fund in connection with the sale of Class B shares.

To determine whether the CDSC applies to a redemption, the Victory Portfolios deems shares to be redeemed in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions, (2) shares held for over six years, and (3) shares held the longest during the 6-year period. The amount of the CDSC will depend on the number of years since you invested and the dollar amount being redeemed, according to the following schedule:


                                    CONTINGENT DEFERRED SALES CHARGE
YEARS SINCE PURCHASE                  ON REDEMPTIONS IN THAT YEAR
  PAYMENT WAS MADE                 (AS % OF AMOUNT SUBJECT TO CHARGE)
--------------------               ----------------------------------
         0-1                                      5.0%
         1-2                                      4.0%
         2-3                                      3.0%
         3-4                                      3.0%
         4-5                                      2.0%
         5-6                                      1.0%
         6 and following                          None

In the table, a "year" is a 12-month period. All purchases are considered to have been made on the first regular business day of the month in which the purchase was made.

- WAIVERS OF CLASS B SALES CHARGE. The Class B CDSC will be waived if the shareholder requests it for any of the following redemptions: (1) distributions to participants or beneficiaries from Retirement Plans, if the distributions are made (a) under an Automatic Withdrawal Plan after the participant reaches age 59, as long as the payments are no more than 10% of the account value annually (measured from the date the Transfer Agent receives the request), or (b) following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary; (2) redemptions from accounts other than Retirement Plans following the death or disability of the shareholder (as evidenced by a determination of disability by the Social Security Administration), and (3) returns of excess contributions to Retirement Plans.


The CDSC is also waived on Class B shares in the following cases: (i) shares sold to Key Advisers, the Sub-Adviser or their affiliates; (ii) shares issued in plans of reorganization to which the Victory Portfolios is a party; and (iii) shares redeemed in involuntary redemptions as described above. Further details about this policy are contained in "Reduced Sales Charges" in the Statement of Additional Information.

- AUTOMATIC CONVERSION OF CLASS B SHARES. Eight years after you purchase Class B shares, those shares will automatically convert to Class A shares. This conversion feature relieves Class B shareholders of the asset-based sales charge that applies to Class B shares under the Class B Distribution Plan, described below. The conversion is based on the relative net asset value of the two classes, and no sales load or other charge is imposed. When Class B shares convert, any other Class B shares that were acquired by the reinvestment of dividends and distributions on the converted shares will also convert to Class A shares. The conversion feature is subject to the continued availability of a tax ruling described in "Alternative Sales Arrangements--Class A and Class B Shares" in the Statement of Additional Information.

- DISTRIBUTION PLAN FOR CLASS B SHARES. The Victory Portfolios has adopted a Distribution Plan (the "Plan") under Rule 12b-1 of the 1940 Act for Class B shares to compensate the Distributor for its services and costs in distributing Class B shares and servicing accounts. Under the Plan, the Victory Portfolios pays the Distributor an annual "asset-based sales charge" of 0.75% per year on Class B shares that are outstanding for 6 years or less. This fee is computed on the average daily net assets of Class B shares and paid monthly. The asset-based sales charge enables investors to buy Class B shares without a front-end sales charge while enabling the Distributor to compensate dealers that sell Class B shares. The asset-based sales charge increases Class B expenses by up to 0.75% of average net assets per year.

The Distributor pays sales commissions of 4.00% of the purchase price to dealers from its own resources at the time of sale. For activities in maintaining and servicing accounts of customers invested in the Fund, First Albany and PFIC Securities Corporation may receive payments from the Distributor equal to two-thirds of the excess of the scheduled CDSC for a redemption of a share during the first year after purchase over any scheduled payment to the selling broker on such share. The Distributor retains the asset-based sales charge to recoup the sales commissions it pays, the advances of service fee payments it makes, and its financing costs. If the Plan is terminated by the Victory Portfolios, it provides that the Trustees may elect to continue payments for certain expenses already incurred. The payments under the Plan increase the annual expenses of Class B shares. For more details, please refer to "Advisory and Other Contracts--Class B Shares Distribution Plan" in the Statement of Additional Information.

SPECIAL INVESTOR SERVICES

- THE SYSTEMATIC INVESTMENT PLAN. You can make regular investments in the Fund and all other funds of the Victory Group with the Systematic Investment Plan by completing the appropriate section of the account application and attaching a voided personal check with your bank's magnetic ink coding number across the front. If your bank account is jointly owned, be sure that all owners sign. You must first meet the Fund's initial investment requirement of $500, then investments may be made monthly by automatically deducting $25 or more from your bank checking account. For officers, trustees, directors and employees, including retired directors and employees, of the Victory Group, KeyCorp and its affiliates, and the Administrator and its affiliates (and family members of each of the foregoing, i.e., parents and children) who participate in the Systematic Investment Plan, there is no minimum initial investment required. You may change the amount of your monthly purchase at any time. A bank draft form must be completed for this option. Your bank checking account will be debited on the date indicated on your Account Application. Shares will be purchased at the offering price next determined following receipt of the order by the Transfer Agent. You may cancel the Systematic Investment Plan at any time without payment of a cancellation fee. Your monthly account statement will reflect systematic investment transactions, and a debit entry will appear on your bank statement.

- TELEPHONE TRANSACTIONS. You can initiate any transaction by telephone. You may call the Transfer Agent toll-free at 800-539-3863 or call your Investment Professional or bank trust department. See "Shareholder Account Rules and Policies" for more information about telephone transactions.

- THE SYSTEMATIC WITHDRAWAL PLAN. You can make regular withdrawals from your account in any fund of the Victory Group with the Systematic Withdrawal Plan by completing the appropriate section of the account application. If you own shares in a fund worth $5,000 or more, you can have monthly, quarterly, semi-annual or annual checks sent from your account directly to you, to a person named by you, or to your bank checking account. The required minimum withdrawal is $25. If you are having checks sent to your bank checking account, attach a voided personal check with your bank's magnetic coding number across the front of the account application. If your account is jointly owned, be sure that all owners sign the application. You may obtain information about the Systematic Withdrawal Plan by contacting your Investment Professional. Your Systematic Withdrawal Plan payments are drawn from share redemptions. If Systematic Withdrawal Plan redemptions exceed dividend distributions paid on your Fund shares, your account eventually may be exhausted. If any applicable sales charges are applied to new purchases of shares of the Fund, it is to your disadvantage to buy shares of the Fund while also making systematic redemptions.

Your account will be debited on the date you indicate on your Account Application. Shares will be redeemed at the NAV as determined on the debit date indicated on your Account Application. You may cancel the Systematic Withdrawal Plan at any time without payment of a cancellation fee. Each Systematic Withdrawal Plan transaction will appear as a debit entry on your monthly account statement.

HOW TO REDEEM SHARES

You may redeem all or a portion of your shares on any day that the Fund is open for business (see "Share Price" below). Shares will be redeemed at the NAV next calculated after the Transfer Agent has received the redemption request. If the Fund account is closed, any accrued dividends will be paid at the beginning of the following month.

You may redeem shares in several ways:

BY MAIL:  Send a written request to:

          The Victory Portfolios:  National Municipal Bond Fund
          P.O. Box 9741
          Providence, RI 02940-9741

Write a "letter of instruction" with your name, the Fund's name, your Fund account number, the dollar amount or number of shares to be redeemed, and any additional requirements that apply to each particular account. You will need the letter of instruction signed by all persons required to sign for transactions, exactly as their names appear on the account application. A signature guarantee is required if: you wish to redeem more than $10,000 worth of shares; your Fund account registration has changed within the last 60 days; the check is not being mailed to the address on your account; the check is not being made out to the account owner; or the redemption proceeds are being transferred to another Victory Group account with a different registration. The following institutions should be able to provide you with a signature guarantee: banks, brokers, dealers, credit unions (if authorized under state law), securities exchanges and associations, clearing agencies, and savings associations. A signature guarantee may not be provided by a notary public. A signature guarantee is designed to protect you, the Fund, and its agents from fraud. The Transfer Agent reserves the right to reject any signature guarantee if (1) it has reason to believe that the signature is not genuine, (2) it has reason to believe that the transaction would otherwise be improper, or (3) the guarantor institution is a broker or dealer that is neither a member of a clearing corporation nor maintains net capital of at least $100,000.

BY WIRE: You may make redemptions by wire provided you have established a Fund account to accommodate wire transactions. If telephone instructions are received before Valuation Time (generally 4:00 p.m. Eastern time), proceeds of the redemption will be wired as federal funds on the next Business Day to the bank account designated with the Transfer Agent. You may change the bank account designated to receive an amount redeemed at any time by sending a letter of instruction with a signature guarantee to the Transfer Agent, Primary Funds Service Corporation, P.O. Box 9741, Providence, RI 02940-9741.

BY TELEPHONE: To redeem by telephone, you may call the Transfer Agent toll free at 800-539-3863 or call your Investment Professional or bank trust department. See "Shareholder Account Rules and Policies" for more information about telephone transactions.

ADDITIONAL REDEMPTION REQUIREMENTS: The Fund may withhold payment on redemptions until it is reasonably satisfied that investments made by check have been collected, which can take up to 15 days. Also, when the NYSE is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closings, or under any emergency circumstances as determined by the Commission to merit such action, the right of redemption may be suspended or the date of payment postponed for a period of time that may exceed 7 days. In addition, the Fund reserves the right to advance the time on that day by which purchase and redemption orders must be received. To the extent that portfolio securities are traded in other markets on days when the NYSE is closed, the Fund's NAV may be affected on days when investors do not have access to the Fund to purchase or redeem shares.

If you are unable to reach the Transfer Agent by telephone (for example, during times of unusual market activity), consider placing your order by mail directly to the Transfer Agent. In case of suspension of the right of redemption, you may either withdraw your request for redemption or receive payment based on the NAV next determined after the termination of the suspension. If your balance in the Fund falls below $500, you may be given 60 days' notice to reestablish the minimum balance (except with respect to officers, trustees, directors and employees, including retired directors and employees, of the Victory Portfolios, KeyCorp and its affiliates, and the Administrator and its affiliates (and family members of each of the foregoing, i.e., parents, children and household members) participating in the Systematic Investment Plan, to whom no minimum balance requirement applies). If you do not increase your balance, your account may be closed and the proceeds mailed to you at the address on record. Shares will be redeemed at the last calculated NAV on the day the account is closed.

HOW TO EXCHANGE SHARES

Shares of the Fund may be exchanged for shares of certain funds of the Victory Group at net asset value per share at the time of exchange, without a sales charge. To exchange shares, you must meet several conditions:

- Shares of the fund selected for exchange must be available for sale in your state of residence.

- The prospectuses of this Fund and the fund whose shares you want to buy must offer the exchange privilege.

- You must hold the shares you buy when you establish your account for at least 7 days before you can exchange them; after the account is open 7 days, you can exchange shares every regular Business Day.

- You must meet the minimum purchase requirements for the fund you purchase by exchange.

- The registration and tax identification numbers of the two accounts must be identical.

-        Before exchanging into a fund, obtain and read its prospectus.

Shares of a particular class may be exchanged only for shares of the same class in the other funds of the Victory Group. For example, you can exchange Class A shares of this Fund only for Class A shares of another fund. At present, not all of the funds offer the same two classes of shares. If a fund has only one class of shares that does not have a class designation, they are "Class A" shares for exchange purposes. In some cases, sales charges may be imposed on exchange transactions. Certain funds offer Class A or Class B shares and a list can be obtained by calling the Transfer Agent at 800-539-3863. Please refer to the Statement of Additional Information for more details about this policy.

Telephone exchange requests may be made either by calling your Investment Professional or the Transfer Agent at 800-539-3863 prior to valuation time (generally 4:00 p.m. Eastern time) on any Business Day.

You can obtain a list of eligible funds of the Victory Group by calling the Transfer Agent at 800-539-3863. Exchanges of shares involve a redemption of the shares of the Fund and a purchase of shares of the other fund.

There are certain exchange policies you should be aware of:

- Shares are normally redeemed from one fund and purchased from the other fund in the exchange transaction on the same Business Day on which the Transfer Agent receives an exchange request by Valuation Time (generally 4:00 p.m. Eastern time) that is in proper form, but either fund may delay the purchase of shares of the fund into which you are exchanging if it determines it would be disadvantaged by a same-day transfer of the proceeds to buy shares. For example, the receipt of multiple exchange requests from a dealer in a "market-timing" strategy might require the disposition of securities at a time or price disadvantageous to the Fund.

- Because excessive trading can hurt fund performance and harm shareholders, the Victory Portfolios reserves the right to refuse any exchange request that will disadvantage it, or to refuse multiple exchange requests submitted by a shareholder or dealer.

- The Fund may amend, suspend or terminate the exchange privilege at any time upon 60 days' written notice to shareholders.

- If the Transfer Agent cannot exchange all the shares you request because of a restriction cited above, only the shares eligible for exchange will be exchanged.

-  Each exchange may produce a gain or loss for tax purposes.

Shareholders of the former Investors Preference Fund for Income, Inc. and Investors Preference New York Tax-Free Fund, Inc. will not be subject to any additional sales load upon an exchange of shares attributable to an Investors Preference Funds account for shares of other funds of the Victory Portfolios.

SHAREHOLDER ACCOUNT RULES AND POLICIES

- NET ASSET VALUE PER SHARE. The term "net asset value per share," or "NAV", means the value of one share. The NAV of each class of shares is calculated by adding the value of all of the Fund's investments, plus cash and other assets, deducting expenses and liabilities of the Fund and of the class, and then dividing the result by the number of shares of the class outstanding. The NAV is determined and its shares are priced as of the close of regular trading of the New York Stock Exchange (NYSE), (generally 4:00 p.m. Eastern time) (the "Valuation Time") on each Business Day of the Fund. A "Business Day" is a day on which the NYSE is open for trading, the Federal Reserve Bank of Cleveland is open, and any other day (other than a day on which no shares of the Fund are tendered for redemption and no order to purchase any shares is received) during which there is sufficient trading in its portfolio instruments that the Fund's net asset value per share might be materially affected. The NYSE or the Federal Reserve Bank of Cleveland will not be open in observance of the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans' Day, Thanksgiving Day, and Christmas Day.

The Fund's securities are valued primarily on the basis of market quotations or, if quotations are not readily available, by a method that the Board of Trustees believes accurately reflects fair value. Fair value of these portfolio securities is determined by an independent pricing service approved by the Trustees based primarily upon information concerning market transactions and dealers quotations for similar securities.

- THE OFFERING OF SHARES may be suspended during any period in which the determination of net asset value is suspended, and the offering may be suspended by the Trustees at any time the Trustees believe it is in the Fund's best interest to do so.

- TELEPHONE TRANSACTION PRIVILEGES for purchases, redemptions or exchanges may be modified, suspended or terminated by the Fund at any time. If an account has more than one owner, the Fund and the Transfer Agent may rely on the instructions of any one owner. Telephone privileges apply to each owner of the account and the dealer representative of record for the account unless and until the Transfer Agent receives cancellation instructions from an owner of the account.

- TELEPHONE INSTRUCTIONS. Generally, neither the Fund, the bank trust department nor the Transfer Agent will be responsible for any claims, losses or expenses for acting on telephone instructions that are reasonably believed to be genuine. The Transfer Agent and the Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine and if they do not employ reasonable procedures they may be liable for any losses due to unauthorized or fraudulent instructions. The identification procedures may include, but are not limited to, the following: account number, registration and address, personalized security codes, taxpayer identification number and other information particular to the account. Your Investment Professional, bank trust department or the Transfer Agent may also record calls, and you should verify the accuracy of your confirmation statements immediately after you receive them.

- REDEMPTION OR TRANSFER REQUESTS WILL NOT BE HONORED UNTIL THE TRANSFER AGENT RECEIVES ALL REQUIRED DOCUMENTS IN PROPER FORM. From time to time, the Transfer Agent in its discretion may waive certain of the requirements for redemptions stated in this Prospectus.

- DEALERS THAT CAN PERFORM ACCOUNT TRANSACTIONS FOR THEIR CLIENTS BY PARTICIPATING IN NETWORKING through the National Securities Clearing Corporation are responsible for obtaining their clients' permission to perform those transactions and are responsible to their clients who are shareholders of the Fund if the dealer performs any transaction erroneously.

- THE REDEMPTION PRICE FOR SHARES WILL VARY from day to day because the value of the securities in the Fund fluctuates, and the value of your shares may be more or less than their original cost.

- PAYMENT FOR REDEEMED SHARES is made ordinarily in cash and forwarded by check within three business days after the Transfer Agent receives redemption instructions in proper form, except under unusual circumstances determined by the Commission delaying or suspending such payments. The Transfer Agent may delay forwarding a check for recently purchased shares, but only until the purchase payment has cleared. That delay may be as much as 15 days from the date the shares were purchased.

That delay may be avoided if you arrange with your bank to provide telephone or written assurance to the Transfer Agent that your purchase payment has cleared.

- INVOLUNTARY REDEMPTIONS OF SMALL ACCOUNTS. If your account value has fallen below $500, you will be given 60 days' notice to reestablish the minimum balance. If you do not increase your minimum balance, your account may be closed and the proceeds mailed to you at the record address. In some cases involuntary redemptions may be made to repay the Distributor for losses from the cancellation of share purchase orders. Under unusual circumstances, shares of the Fund may be redeemed "in kind," which means that the redemption proceeds will be paid with securities from the Fund. Please refer to the Statement of Additional Information for more details.

- "BACKUP WITHHOLDING" of Federal income tax may be applied at the rate of 31% from dividends, distributions and redemption proceeds (including exchanges) if you fail to furnish the Victory Portfolios with a certified Social Security or taxpayer identification number when you sign your application, or if you violate Internal Revenue Service regulations on tax reporting of dividends.

- THE VICTORY PORTFOLIOS DOES NOT CHARGE A REDEMPTION FEE, but if your Investment Professional handles your redemption, they may charge a separate service fee. Under the circumstances described in "How to Invest," you may be subject to CDSC when redeeming Class B shares.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS. The Fund ordinarily declares and pays dividends separately for Class A and Class B shares from its net investment income monthly. The Fund distributes substantially all net capital gains, if any, to shareholders each year, to the extent necessary to qualify for favorable federal tax treatment.

CAPITAL GAINS. The Fund may make distributions annually out of any net short-term or long-term capital gains, and the Fund may make supplemental distributions of dividends and capital gains following the end of its fiscal year.

DISTRIBUTION OPTIONS

When you fill out your account application, you can specify how you want to receive your dividend distributions. Currently, there are five available options:

1. REINVESTMENT OPTION. Your income and capital gain dividends, if any, will be automatically reinvested in additional shares of the Fund. Income and capital gain dividends will be reinvested at the net asset value of your class of shares of the Fund as of the day after the record date. If you do not indicate a choice on your application, you will be assigned this option.

2. CASH OPTION. You will receive a check for each income or capital gain dividend, if any. Distribution checks will be mailed no later than 7 days after the dividend payment date which may be more than 7 days after the dividend record date.

3. INCOME EARNED OPTION. You will have your capital gain dividend distributions, if any, reinvested automatically in the Fund and have your income dividends paid in cash.

4. DIRECTED DIVIDENDS OPTION. You will have income and capital gain dividends, or only capital gain dividends, automatically reinvested in shares of another fund of the Victory Group. Shares will be purchased at the NAV as of the day after the record date. If you are reinvesting dividends of a fund sold without a sales charge in shares of a fund sold with a sales charge, the shares will be purchased at the public offering price. If you are reinvesting dividends of a fund sold with a sales charge in shares of a fund sold with or without a sales charge, the shares will be purchased at net asset value. Dividend distributions can be directed only to an existing account with a registration that is identical to that of your Fund account.

5. DIRECTED BANK ACCOUNT OPTION. You will have your income and capital gain dividends, or only your income dividends, automatically transferred to your bank checking or savings account. The amount will be determined on the dividend record date and will normally be transferred to your account within 7 days of the dividend record date. Dividend distributions can be directed only to an existing account with a registration that is identical to that of your Fund account. Please call or write the Transfer Agent to learn more about this dividend distribution option.

Any election or revocation of any of the above dividend distribution options may be made in writing to the Fund and sent to Primary Funds Service Corporation, P.O. Box 9741, Providence, RI 02940-9741, or by calling the Transfer Agent at 800-539-3863, and will become effective with respect to dividends having record dates after receipt of the application or request by the Transfer Agent.

Reinvested dividend distributions receive the same tax treatment as dividend distributions paid in cash.

COMPLETE REDEMPTIONS: If you request a complete redemption of all your Fund shares, any dividend accrued to your account will be included in the redemption check.

STATEMENTS AND REPORTS: You will receive a monthly statement reflecting all transactions that affect the share balance or the registration of your Fund account. You will receive a confirmation after every transaction that affected the share balance of your Fund account, except for dividend reinvestment, systematic investment and systematic withdrawal transactions. These transactions will be detailed in your Fund account statement. Transactions that affect the share balance of your Fund investment in an account established with an Investment Professional or financial institution will be detailed in regular statements or through confirmation procedures of the financial institution. Certificates representing shares of the Fund will not be issued. An IRS Form 1099-DIV with federal tax information will be mailed to you by January 31 of each tax year and also will be filed with the IRS. At least twice a year, you will receive the Fund's financial reports.


FEDERAL TAXES



The Fund intends to qualify each year and elect to be treated as a separate "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "IRS Code"). If the Fund is treated as a "regulated investment company" and all its taxable income is distributed to its shareholders in accordance with the timing requirements imposed by the IRS Code, it will not be subject to federal income tax on its income. The Fund's distributions that are attributable to its net investment income and short-term capital gains are taxable as ordinary income, and its distributions from long-term capital gains are taxed as long-term capital gains. Such distributions are taxable when they are paid, whether taken in cash or reinvested in additional shares, except that distributions declared in October, November or December and paid during the following January are taxable as if paid and received on December 31. Dividends received from the Fund by corporate shareholders are not entitled to the dividends-received deduction. The Fund sends tax statements to its shareholders (with copies to the Internal Revenue Service (the "IRS")) by January 31 showing the amounts and tax status of distributions made (or deemed made) during the preceding calendar year.


The Fund also intends to satisfy certain federal tax requirements so that tax-exempt interest income (net of expenses) earned by the Fund will be excluded from gross income for regular federal income tax purposes when distributed to you as income dividends. Although excluded from gross income for regular federal income tax purposes, exempt-interest dividends, together with other tax-exempt interest, are required to be reported on shareholders' federal income tax returns, and are taken into account in determining the portion, if any, of Social Security benefits which must be included in gross income. In addition, all exempt-interest dividends will be included in computing a corporate shareholder's adjusted current earnings, upon which a separate corporate preference item is based which may be subject to an alternative minimum tax ("AMT") and to the environmental superfund tax. Interest on indebtedness incurred, or continued, to purchase or carry shares of the Fund is not deductible. Further, entities or persons who may be "substantial users" (or persons related to "substantial users") of facilities financed by certain types of municipal obligations should consult with their own tax advisers before purchasing shares of the Fund. Finally, the exclusion from gross income for federal income tax purposes of exempt-interest dividends does not necessarily result in an exclusion under the income or other tax laws of any state or local taxing authority. If the Fund earned taxable income from any of its investments other than exempt-interest dividends, it would be distributed as a taxable ordinary income dividend. For example, distributions from the Fund's excess, if any, of net short-term capital gains over its net long-term capital losses are taxable as ordinary income dividends. Distributions from the Fund's excess, if any, of the net long-term capital gain over its net short-term capital losses are designated as capital gain dividends and are taxable to shareholders as long-term capital gains, regardless of the length of time the shareholder held his shares. Dividends received from the Fund by corporate shareholders are not entitled to the dividends-received deduction.

The Fund's distributions other than exempt-interest dividends, are taxable when they are paid, whether taken in cash or reinvested in additional shares, except that distributions declared in October, November or December and paid in January are taxable as if paid and received on December 31. The Fund sends a tax statement by January 31 showing the tax status of distributions paid in the past year and will file statements with the Internal Revenue Service (IRS) reporting distributions made (or deemed made) during the calendar year.

REDEMPTION OR EXCHANGES

Investors may realize a gain or loss when redeeming (selling) or exchanging shares. For most types of accounts, the Fund reports the proceeds to the IRS annually. Because the shareholders' tax treatment also depends on their purchase price and personal tax positions, shareholders should keep their regular account statements to use in determining their tax. See "Buying a Dividend."

"BUYING A DIVIDEND"

On the record date for a distribution of ordinary income or capital gains dividend, the net asset value of the Fund is reduced by the amount of the distribution. An investor who buys shares just before the record date ("buying a dividend") will pay the full price for the shares and then receive a portion of the purchase price back as a taxable distribution.

OTHER TAX INFORMATION

The information above is only a summary of some of the federal income tax consequences generally affecting the Fund and its shareholders, and no attempt has been made to discuss individual tax consequences. A prospective investor should also review the more detailed discussion of federal income tax considerations in the Statement of Additional Information. In addition to federal income tax, a shareholder may be subject to state or local taxes on the shareholder's investment, depending on the laws in the shareholder's area. Investors considering an investment in the Fund should consult their tax adviser to determine whether the Fund is suitable to their particular tax situation.

When investors sign their account application, they are asked to provide their correct social security or taxpayer identification number and other required certifications. If investors do not comply with IRS regulations, the IRS can require the Fund to withhold 31% of taxable distributions and redemptions from their account.

                                  PERFORMANCE

From time to time, performance information for each class of shares of the Fund showing total return of each class of shares may be presented in advertisements, sales literature and in reports to shareholders. Such performance figures are based on historical earnings and are not intended to indicate future performance. Average annual total return will be calculated over a stated period of more than one year. Average annual total return is measured by comparing the value of an investment in a class at the beginning of the relevant period (as adjusted for sales charges, if any) to the redemption value of the investment at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions) and annualizing that figure. Aggregate total return is calculated similarly to average annual total return, except that the resulting difference is not annualized.

From time to time performance information for each class of shares of the Fund showing the yield and/or effective yield for each class of shares may also be presented in advertisements, sales literature and in reports to shareholders. Yields for Class A shares reflect the deduction of the maximum sales charge. Yields for Class B shares do not reflect the deduction of the CDSC. Such performance figures are based on historical earnings and are not intended to indicate future performance. Yield will be computed by dividing the Fund's net investment income per share earned during a recent thirty-day period by the Fund's maximum offering price per share (reduced by any undeclared earned income expected to be paid shortly as a dividend) on the last day of the period and annualizing the result. Effective yield is computed in a similar manner, but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.


The Fund may also quote TAXABLE-EQUIVALENT YIELDS, which show the taxable yields an investor would have to earn, before taxes, to equal the tax-free yields for a class of shares of the Fund. A tax-equivalent yield is calculated by dividing the Fund's tax-exempt yield for each class of shares of the Fund by the result of one minus the sum of the stated federal, state and city tax rates, and taking into account the deductibility of state and city taxes from federal tax. If only a portion of the Fund's income is tax-exempt, only that portion is adjusted in the calculation.


Investors may also judge, and the Victory Portfolios may at times advertise, the performance of the Fund by comparing it to the performance of other mutual funds with comparable investment objectives and policies, which performance may be contained in various unmanaged mutual fund or market indices or rankings such as those prepared by Dow Jones & Co., Inc. and Standard & Poor's Corporation, in publications issued by Lipper Analytical Services, Inc., and in the following publications: IBC/Donoghue's Money Fund Reports, Ibbotson Associates, Inc., Morningstar, CDA/Wiesenberger, Money Magazine, Forbes, Barron's, The Wall Street Journal, The New York Times, Business Week, American Banker, Fortune, Institutional Investor, U.S.A. Today and local newspapers. In addition, general information about the Fund that appears in publications such as those mentioned above may also be quoted or reproduced in advertisements, sales literature or in reports to shareholders.

Performance is a function of the type and quality of instruments held in the Fund's portfolio, operating expenses, and market conditions. Consequently, current performance will fluctuate and is not necessarily representative of future results. Any fees charged by service providers with respect to customer accounts for investing in shares of the Fund will not be reflected in performance calculations.

Additional information regarding the performance of each of the Victory Portfolios is included in the Victory Portfolios' annual report, which is available free of charge by calling 800-539-3863.


                           FUND ORGANIZATION AND FEES



The Victory Portfolios is an open-end management investment company, commonly known as a mutual fund, and currently consisting of twenty-eight series portfolios, four of which are inactive. The Victory Portfolios has been operating continuously since 1986, when it was created under Massachusetts law as a Massachusetts business trust, although certain of its funds have a prior operating history from their predecessor funds. On February 29, 1996 the Victory Portfolios converted from a Massachusetts business trust to a Delaware business trust. The Victory Portfolios' offices are located at 3435 Stelzer Road, Columbus, OH 43219-3035.



Overall responsibility for management of the Victory Portfolios rests with its Board of Trustees, who are elected by the shareholders of the Victory Portfolios.



REORGANIZATION WITH PREDECESSOR FUND



The Predecessor Fund was a portfolio of The Victory Funds. On April 28, 1995, the Shareholders of the Predecessor Fund approved an Agreement and Plan of Reorganization (the "Reorganization Plan"). Under the Reorganization Plan, the Predecessor Fund transferred all its assets and liabilities to the Fund in exchange for shares of the Fund, which were distributed pro rata to shareholders of the Predecessor Fund, who then became shareholders of the Fund (the "Reorganization"). The Predecessor Fund has ceased operations. The Fund had no assets and did not begin operations until the Reorganization occurred.



INVESTMENT ADVISER AND SUB-ADVISER



Key Advisers is the investment adviser to the Fund. Key Advisers directs the investment of the Victory Portfolios' assets, subject at all times to the supervision of the Victory Portfolios' Board of Trustees. Key Advisers continually supervises the investment and reinvestment of cash, securities and other property comprising the assets of the Victory Portfolios.



Key Advisers was organized as an Ohio corporation on July 27, 1995 and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. It is a wholly-owned subsidiary of KeyCorp Asset Management Holdings, Inc., which is a wholly-owned subsidiary of Society National Bank, a wholly-owned subsidiary of KeyCorp. Affiliates of Key Advisers manage approximately $37 billion for numerous clients including large corporate and public retirement plans, Taft-Hartley plans, foundations and endowments, high net worth individuals and mutual funds.



For the services provided and expenses incurred pursuant to its investment advisory agreement with the Victory Portfolios respecting the Fund, Key Advisers receives a fee, computed daily and paid monthly, at the annual rate of fifty-five one-hundredths of one percent (.55%) of the average daily net assets of the Fund. The advisory fees for the Fund have been determined to be fair and reasonable in light of the services provided to the Fund. Key Advisers may periodically waive all or a portion of its advisory fee with respect to the Fund to increase the net income of the Fund available for distribution as dividends. Prior to January 1, 1996, the Sub-Adviser (Society Asset Management, Inc.) served as investment adviser to the Fund. During the Fund's fiscal period ended October 31, 1995, the Sub-Adviser received investment advisory fees aggregating .00% of the average daily net assets of Class A shares and .00% of the average daily net assets of Class B shares of the Fund.



Under the investment advisory agreement between the Victory Portfolios, on behalf of the Fund, and Key Advisers, Key Advisers may delegate a portion of its responsibilities to a subadviser. In addition, the investment advisory agreement provides that Key Advisers may render services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser of the Fund and are under the common control of KeyCorp as long as all such persons are functioning as part of an organized group of persons, managed by authorized officers of Key Advisers.



Key Advisers has entered into an investment sub-advisory agreement with its affiliate, Society Asset Management, Inc., a registered investment adviser, on behalf of the Fund. The Sub-Adviser is a wholly-owned subsidiary of KeyCorp Asset Management Holdings, Inc. For its services under the investment sub-advisory agreement, Key Advisers pays the Sub-Adviser subadvisory fees at an annual rate as a percentage of the Fund's average daily net assets as follows:
 .40% of the first $10 million of average daily net assets; .30% of the next $15 million of average daily net assets; .25% of the next $25 million of average daily net assets; and .20% of average daily net assets in excess of $50 million.



The person primarily responsible for the investment management of the Fund, as well as his previous experience is as follows:



         PORTFOLIO               MANAGING                     PREVIOUS
         MANAGER               FUND SINCE                    EXPERIENCE
     Paul Toft            September, 1994          Vice President, Society Asset
                                                   Management, Inc; Portfolio
                                                   Manager, Society Asset
                                                   Management, Inc. since
                                                   September, 1994; Vice
                                                   President and Manager, Nike
                                                   Securities, L.P., 1991-1994;
                                                   formerly, Assistant Vice
                                                   President, Van Kampen
                                                   Merrett, 1990-1991



ADMINISTRATOR AND DISTRIBUTOR



Concord Holding Corporation is the Administrator for the Fund. Victory Broker-Dealer Services, Inc. is the Fund's principal underwriter and Distributor.



The Administrator generally assists in all aspects of the Fund's administration and operation. For expenses incurred and services provided as Administrator pursuant to its management and administration agreement with the Victory Portfolios, the Administrator receives a fee from the Fund, computed daily and paid monthly, at an annual rate of fifteen one-hundredths of one percent (.15%) of the Fund's average daily net assets. The Administrator may periodically waive all or a portion of its administrative fee with respect to the Fund to increase the net income of the Fund available for distribution as dividends. During the fiscal period ended October 31, 1995, the Fund paid administration fees of .__% of its average daily net assets.



TRANSFER AGENT AND FUND ACCOUNTANT



Primary Funds Service Corporation, P.O. Box 9741, Providence, RI 02940-9741, serves as the Fund's Transfer Agent pursuant to a Transfer Agency and Shareholder Service Agreement with the Victory Portfolios and receives a fee for such services based on various criteria, including assets, transactions and the number of accounts. BISYS Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, OH 43219, provides certain accounting services for the Fund pursuant to a Fund Accounting Agreement and receives a fee for such services.



SHAREHOLDER SERVICING

Shareholder services are provided to the Fund pursuant to agreements between the Victory Portfolios and various shareholder servicing agents, including Key Trust Company of Ohio, N.A. and its affiliates and other financial institutions and securities brokers (each a "Shareholder Servicing Agent"). Each Shareholder Servicing Agent generally will provide support services to shareholders by establishing and maintaining accounts and records, processing dividend and distribution payments, providing account information, arranging for bank wires, responding to routine inquires, forwarding shareholder communication, assisting in the processing of purchase, exchange and redemption requests, and assisting shareholders in changing dividend options, account designations and addresses. For expenses incurred and services provided as Shareholder Servicing Agent pursuant to its respective Shareholder Servicing Agreement, the Fund pays each Shareholder Servicing Agent a fee computed daily and paid monthly, in amounts aggregating not more than twenty-five one-hundredths of one percent (.25%) of the average daily net assets of the Fund per year. A Shareholder Servicing Agent may periodically waive all or a portion of its respective shareholder servicing fees with respect to the Fund to increase the net income of the Fund available for distribution as dividends. During the fiscal period ended October 31, 1995, the Fund paid Shareholder Servicing fees of ___% the Fund's average daily net assets.



EFFECT OF BANKING LAWS



Key Advisers and the Sub-Adviser believe that they may perform the investment advisory services for the Fund contemplated by the investment advisory (and sub-advisory) agreements (the "Advisory Agreements") for the Fund. In the Advisory Agreements, Key Advisers and the Sub-Adviser have represented that they possess the legal authority to perform the investment advisory services contemplated therein and described in this Prospectus. Key Trust Company of Ohio, N.A. and its affiliates also believe that they also may perform the services for the Victory Portfolios contemplated by the Shareholder Servicing Agreement with the Victory Portfolios without violating applicable banking laws and regulations. Future changes in federal or state statutes and regulations relating to permissible activities of banks or bank holding companies and their subsidiaries and affiliates, as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations, could change the manner in which Key Advisers, the Sub-Adviser, Key Trust Company of Ohio, N.A. and its affiliates could continue to perform such services for the Victory Portfolios. See the Statement of Additional Information ("Glass-Steagall Act") for further discussion.



BUSINESS MANAGEMENT AGREEMENT



In connection with its obligations under its investment sub-advisory agreement with Key Advisers, the Sub-Adviser has entered into a Business Management Agreement with Key Advisers pursuant to which Key Advisers provides certain administrative and support services to the Sub-Adviser. Such services include preparing reports to the Company's Board of Trustees, recordkeeping services, and services rendered in connection with the preparation of regulatory filings and other reports, and regulatory and compliance systems and other administrative and support services.



For such services, the Sub-Adviser pays fees to Key Advisers at an annual rate as follows: .25% on the first $10 million of average daily net assets; .15% of the next $15 million of average daily net assets; .10% of the next $25 million of average daily net assets; and .05% of average daily net assets in excess of $50 million.



EXPENSES



For the fiscal period ended October 31, 1995, the Fund's total operating expenses were ___% of the Class A shares' average daily net assets and ____% of Class B shares' average daily net assets.


CUSTODIAN

Key Trust Company of Ohio, N.A. serves as custodian for the Fund and receives fees for its services.

INDEPENDENT ACCOUNTANTS

Coopers & Lybrand L.L.P. serves as the Fund's independent accountants.

                             ADDITIONAL INFORMATION

The Victory Portfolios may issue an unlimited number of shares and classes of the Fund. Shares of each class of the Fund participate equally in dividends and distributions and have equal voting, liquidation and other rights. When issued and paid for, shares will be fully paid and nonassessable by the Victory Portfolios and will have no preference, conversion, exchange or preemptive rights. Shareholders are entitled to one vote for each full share owned and fractional votes for fractional shares owned. For those investors with qualified trust accounts established with affiliates of the Adviser, the trustee will vote the shares at meetings of the Fund's shareholders in accordance with the shareholder's instructions or will vote in the same percentage as shares that are not held in trust. The trustee will forward to these shareholders all communications received by the trustee, including proxy statements and financial reports. The Victory Portfolios and the Fund are not required to hold annual meetings of shareholders and in ordinary circumstances do not intend to hold such meetings. The Trustees may call special meetings of shareholders for action by shareholder vote as may be required by the 1940 Act or the Victory Portfolios' Delaware Trust Instrument. Under certain circumstances, the Trustees may be removed by action of the Trustees or by the shareholders. Shareholders holding 10% or more of the Victory Portfolios' outstanding shares may call a special meeting of shareholders for the purpose of voting upon the question of removal of Trustees.



The Victory Portfolio's Board of Trustees may authorize the Victory Portfolios to offer other funds which may differ in the types of securities in which their assets may be invested.



Key Advisers, the Sub-Adviser and the Victory Portfolios have adopted Codes of Ethics (the "Codes") which require investment personnel (a) to pre-clear all personal securities transactions, (b) to file reports regarding such transactions, and (c) to refrain from personally engaging in (i) short-term trading of a security, (ii) transactions involving a security within seven days of a Victory fund transaction involving the same security, and (iii) transactions involving securities being considered for investment by a Victory fund. The Codes also prohibit investment personnel from purchasing securities in an initial public offering. Personal trading reports are reviewed periodically by Key Advisers or the Sub-Adviser, and the Board of Trustees reviews annually such reports (including information on any substantial violations of the Codes). Violations of the Codes may result in censure, monetary penalties, suspension or termination of employment.



DELAWARE LAW



The Delaware Business Trust Act provides that a shareholder of a Delaware business trust shall be entitled to the same limitation of personal liability extended to stockholders of Delaware corporations. In light of Delaware law, the nature of the Victory Portfolios' business, and the nature of its assets, management of the Victory Portfolios believes that the risk of personal liability to a Fund shareholder would be extremely remote.



In the unlikely event a shareholder is held personally liable for the Victory Portfolios' obligations, the Victory Portfolios is required to use its property to protect or compensate the shareholder. On request, the Victory Portfolios will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Victory Portfolios. Therefore, financial loss resulting from liability as a shareholder will occur only if the Victory Portfolios itself cannot meet its obligations to indemnify shareholders and pay judgments against them.



Delaware law authorizes electronic or telephonic communications between shareholders and the Victory Portfolios. Under Delaware law, the Successor Company has the flexibility to respond to future business contingencies. For example, the Trustees will have the power to incorporate the Victory Portfolios, to merge or consolidate it with another entity, to cause each fund to become a separate trust, and to change the Victory Portfolios' domicile without a shareholder vote. This flexibility could help reduce the expense and frequency of future shareholder meetings for non-investment related issues.



MISCELLANEOUS



Shareholders will receive Semi-Annual Reports, which are unaudited, and Annual Reports, which are audited by independent public accountants, describing the investment operations of the Fund. Each of these reports, when available for a particular fiscal year end or the end of a semi-annual fiscal period, is incorporated herein by reference. The Victory Portfolios may include information in their Annual Reports and Semi-Annual Reports to shareholders that (i) describes general economic trends, (ii) describes general trends within the financial services industry or the mutual fund industry, (iii) describes past or anticipated portfolio holdings for the Fund or (iv) describes investment management strategies for the Victory Portfolios. Such information is provided to inform shareholders of the activities of the Victory Portfolios for the most recent fiscal year or semi-annual fiscal period and to provide the views of Key Advisers, the Sub-Adviser and/or the Victory Portfolios' officers regarding expected trends and strategies.

Inquiries regarding the Victory Portfolios or the Fund may be directed in writing to the Victory Portfolios at Primary Funds Service Corporation, P.O. Box 9741, Providence, RI 02940-9741, or by telephone, toll-free, at 800-539-3863.


NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS, AND IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE VICTORY PORTFOLIOS OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE VICTORY PORTFOLIOS OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                                 PR/DS-130 9/95




                 THE VICTORY NATIONAL MUNICIPAL BOND FUND




                                 March 1, 1996

The
VICTORY
Portfolios
NEW YORK TAX-FREE FUND

PROSPECTUS             For current yield, purchase and redemption information,
March 1, 1996                                call 800-539-FUND or 800-539-3863



THE VICTORY PORTFOLIOS (the "Victory Portfolios") is a registered open-end management investment company that offers investors a selection of money market, fixed-income, municipal bond, domestic and international equity portfolios. This Prospectus relates to the Victory New York Tax-Free Fund (the "Fund") a diversified portfolio. KeyCorp Mutual Fund Advisers, Inc., Cleveland, Ohio, an indirect subsidiary of KeyCorp, is the investment adviser to the Fund ("Key Advisers" or the "Advisers"). Society Asset Management, Inc., Cleveland, Ohio, an indirect subsidiary of KeyCorp, is the investment sub-adviser to the Fund ("Society" or the "Sub-Adviser"). Concord Holding Corporation is the Fund's administrator (the "Administrator"). Victory Broker-Dealer Services, Inc. is the Fund's distributor (the "Distributor").

The Fund seeks to provide a high level of current income exempt from federal, New York State, and New York City income taxes, consistent with the preservation of shareholders' capital. In normal markets, the Fund will invest at least 80% of its portfolio in federally tax-exempt securities and at least 65% of the portfolio in insured investments of New York State and its public authorities, instrumentalities, and municipalities. The Fund is designed expressly for those investors who are subject to income taxes imposed by the state of New York and/or its municipalities. (See "The Fund's Investment Strategies," for more detailed investment information.)

The Fund offers two classes of shares: (i) Class A shares, which are offered at net asset value plus the applicable sales charge (maximum of 4.75% of public offering price) and (ii) Class B shares, which are offered at net asset value with a maximum contingent deferred sales charge after a purchase of Class B shares ("CDSC") of 5.0% imposed on certain redemptions. At the end of the sixth year the CDSC will no longer apply to redemptions. Class B shares have higher ongoing expenses than Class A shares, but automatically convert to Class A shares eight years after purchase.

Please read this Prospectus before investing. It is designed to provide you with information and to help you decide if the Fund's goals match your own. Retain this document for future reference. A Statement of Additional Information (dated March 1, 1996) for the Fund and an audited report for the Fund's fiscal year ended October 31, 1995 Fund have been filed with the Securities and Exchange Commission (the "Commission") and are incorporated herein by reference. The Statement of Additional Information is available without charge upon request by calling 800-539-3863.

SHARES OF THE FUND ARE:

-        NOT INSURED BY THE FDIC;

- NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY KEYCORP BANK, ANY OF ITS AFFILIATES, OR ANY OTHER BANK;

- SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION ("COMMISSION"), OR ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE, NOR HAS THE COMMISSION OR ANY SUCH STATE AUTHORITY PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS

                                                                                                         PAGE
Summary of Fund Expenses                                                                                   2
Financial Highlights                                                                                       3
The Fund's Investment Objectives                                                                           6
Investment Strategies                                                                                      8
Additional Information Regarding Securities in Which the Fund May Invest                                   9
Limiting Investment Risks                                                                                 11
How to Invest, Exchange and Redeem                                                                        12
Dividends, Distributions and Taxes                                                                        23
Performance                                                                                               25
Fund Organization and Fees                                                                                26
Additional Information                                                                                    29

                            SUMMARY OF FUND EXPENSES

The table below summarizes the expenses associated with the Fund. The purpose of the tables is to assist you in understanding the various costs and expenses that an investor in the Fund would bear directly or indirectly. This standard format was developed for use by all mutual funds to help you make your investment decisions. Of course, you should consider this expense information along with other important information in this Prospectus including the Fund's investment objective.

A. SHAREHOLDER TRANSACTION EXPENSES. These represent charges paid when you purchase, redeem or exchange shares of the Fund. See "How to Invest, Exchange and Redeem."

                                                                       CLASS A       CLASS B
                                                                       -------       -------
Maximum Sales Load Imposed on Purchases
  (as a percentage of the offering price)                               4.75%        none
Sales Load Imposed on Reinvested Dividends                              none         none
Deferred Sales Load                                                     none         5% in the first year, declining to
                                                                                     1% in the sixth year and eliminated
                                                                                     thereafter to 0%
Redemption Fee                                                          none         none
Exchange Fee                                                            none         none


B.       ANNUAL FUND OPERATING EXPENSES AFTER EXPENSE WAIVERS AND
         REIMBURSEMENTS.
         (AS A PERCENTAGE OF AVERAGE NET ASSETS)


                                                                                   CLASS A          CLASS B
                                                                                   -------          -------
         Advisory Fees(1)                                                            .18%             .18%
         Administration Fee                                                          .15%             .15%
         Rule 12b-1 Distribution Fee                                             none                 .75%
         Other Expenses(2)                                                           .87%             .87%
                                                                                     ----             ----
         Total Fund Operating Expenses(3)                                           1.20%            1.95%
                                                                                    =====            =====

(1) The Investment Advisory Fee has been reduced to reflect the voluntary waiver of a portion of the fee by the Adviser. The Adviser has agreed to waive a portion of its Advisory Fee, to the extent necessary, to maintain the operating expense ratio of Class A shares at 1.20% until at least May 2, 1996. The maximum advisory fee absent waiver is .55%.

(2) Includes a maximum .25% Shareholder Servicing Fee payable to certain financial institutions.

(3) Without the voluntary waiver by the Adviser, the total operating expense ratio of the Fund would be 1.57% for the Class A shares and 2.32% for the Class B shares.

C. EXAMPLE: An investor would pay the following expenses on a $1,000 investment assuming a 5% annual return.


                                                                             CLASS A(1)        CLASS B(2)
                                                                             ----------        ----------
         One Year                                                                $ 59             $ 70
         Three Years                                                             $ 84             $ 91
         Five Years                                                              $110             $125
         Ten Years                                                               $186             $207

(1) Assumes a deduction at the time of purchase of the maximum 4.75% initial sales charge, as applicable.

(2) Assumes deduction at the time of redemption of the maximum applicable CDSC, and conversion of Class B shares to Class A shares after the eighth year.

The purpose of the table above is to assist the investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. See "Fund Organization and Fees" for a more complete discussion of annual operating expenses of the Fund. The foregoing example is based upon expenses for the fiscal year ended October 31, 1995 and expenses that the Fund is expected to incur during the current fiscal year. THE FOREGOING EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                              FINANCIAL HIGHLIGHTS

PER SHARE DATA AND RATIOS. The information in the table below for the fiscal year ended October 31, 1995 relates to the Fund and its predecessor, a portfolio of The Victory Funds (the "Predecessor Fund"), and (except as indicated) has been audited by Coopers & Lybrand, L.L.P. only for fiscal period ended October 31, 1995. The information in the table below relating to the periods September 25, 1994 to October 31, 1994 (for Class B shares) and January 1, 1994 to October 31, 1994 (for Class A shares) represents selected data for a single share outstanding for the New York Tax-Free Portfolio, the predecessor to the Predecessor Fund. The information for the other periods shown represents selected data for a single share outstanding of the Investors Preference New York Tax-Free Fund, Inc., the predecessor to the New York Tax-Free Portfolio. The information for the periods September 25, 1994 to October 31, 1994 and January 1, 1994 to October 31, 1994 has been audited by KPMG Peat Marwick LLP. Information for prior periods shown has been audited by LeMaster & Daniels, independent auditors. The financial statements and independent auditors' reports thereon contained in the Statement of Additional Information are incorporated herein by reference.



                                               CLASS B                             CLASS A
                                               -------                             -------
                                               Period                              Period                           Period
                          Fiscal       Six      from         Fiscal      Six        from                             from
                           Year      Months    Sept. 25,      Year      Months     Jan. 1,                          Feb. 11,
                           Ended      Ended    1994** to      Ended      ended     1994 to                           1991**
                         Oct. 31,    Apr. 30,  Oct. 31,     Oct. 31,    Apr. 30,   Oct. 31   Years ended Dec. 31,  to Dec. 31,
                           1995       1995       1994        1995***     1995       1994       1993       1992        1991
                           ----       ----       ----        -------     ----       ----       ----       ----        ----

Net asset value,        [To be                               [To be
beginning of period     Inserted]    $12.39        $12.62   Inserted]   $12.39     $13.54     $12.76     $12.50    $12.00

Income from
Investment
operations:
Net interest
income(1)                              0.31          0.07                 0.32       0.57       0.70       0.74      0.64
Net gains or losses
on securities (both
realized and
unrealized)                            0.27         (0.23)                0.30      (1.15)      0.84       0.26      0.50
                                     ------        ------              -------    -------    -------    -------   -------
Total from investment
operations                             0.58         (0.16)                0.62      (0.58)      1.54       1.00      1.14
                                     ------        ------              -------    -------    -------    -------   -------
Distributions:
Dividends (from net
investment income)                    (0.30)        (0.07)               (0.33)     (0.57)     (0.70)     (0.74)    (0.64)
Distributions (from
capital gains)                        (0.17)           --                (0.17)        --      (0.06)        --        --
                                     ------        ------              -------    -------    -------    -------   -------

Total distributions                   (0.47)        (0.07)               (0.50)     (0.57)     (0.76)     (0.74)    (0.64)
                                     ------        ------              -------    -------    -------    -------   -------
Net asset value, end
of period                            $12.50        $12.39               $12.51     $12.39     $13.54     $12.76    $12.50
                                     ------        ------              -------    -------    -------    -------   -------
Total return                           4.80         (1.25)%*            5.1690*     (4.31)*    12.34%      8.26     11.06%*

RATIOS/SUPPLEMENTAL
DATA:
Net assets, end of
period (thousands)                   $  834         *  __              $15,974    $17,840    $28,530    $26,034   $20,995
Ratio of expenses to
average net assets                     2.72%*        0.52%*               1.10%*     0.91%*     0.87%      0.66%     0.45%*
Ratio of net income
to average net assets                  9.48%*        5.94%*               5.18%*     5.33%*     5.28%      5.89%     6.28%*
Ratio of expenses to
average assets*                        3.07%*                             1.45%*
Ratio of net
investment income to
average net assets*                    9.13%*                             4.83%*
Portfolio turnover rate                  17%           18%                  17%        18%        12%        14%       61%


(1) During the period from February 11, 1991** to May 10, 1991, all operating expenses were voluntarily waived by First Albany Asset Management Corporation. During the period from May 11, 1991 to December 31, 1991, all operating expenses in excess of 0.50% of average daily net assets were voluntarily waived by First Albany Asset Management Corporation. For the year ended December 31, 1992, a portion of operating expenses equal to 0.30% of average daily net assets were voluntarily waived by First Albany Asset Management Corporation. For the year ended December 31, 1993, a portion of operating expenses equal to 0.09% of average daily net assets were voluntarily waived by First Albany Asset Management Corporation. For the period ended October 31, 1994, a portion of operating expenses equal to 0.34% of average daily new assets were voluntarily waived and reimbursed by Key Trust Company and Concord Holding Corporation. During the fiscal period ended October 31, 1995, [to be inserted].

 *   Annualized

**   Commencement of operations

*** The Fund's fiscal year end was changed to the period ending October 31 of each year.

+    Total return does not include the one time sales charge and for a period of less than one year is not annualized. Total returns would have been lower had certain expenses not been reduced during the period.


                        THE FUND'S INVESTMENT OBJECTIVE

The Fund seeks to provide a high level of current income exempt from federal, New York State and New York City income taxes, consistent with the preservation of shareholders' capital. The investment objective of the Fund is fundamental and may not be changed without a vote of the holders of a majority of its outstanding voting securities (as defined in the Statement of Additional Information). There can be no assurance that the Fund will achieve its investment objective.

                THE FUND'S INVESTMENT POLICIES AND RISK FACTORS

The Fund pursues its objective by investing primarily in a portfolio of municipal securities. In normal markets, the Fund will invest at least 80% (and generally all) of its portfolio in federally tax-exempt securities and will maintain at least 65% of the portfolio in insured investments of New York State and its public authorities, instrumentalities, and municipalities. The Fund generally invests all of its portfolio in federally tax-exempt and insured municipal securities. The Fund expects that these insured investments will have the highest rating of Standard & Poor's and/or Moody's; however, it may invest, without percentage limitation, in securities having at the time of purchase one of the three highest ratings by these agencies (AAA, AA, A, or Aaa, Aa, A, respectively). Any securities owned which are downgraded below the fourth highest rating (BBB or Baa) will be held only temporarily. (See the Statement of Additional Information for a detailed description of the ratings.) This policy will limit the Fund's ability to invest in lower-rated securities from which a higher yield, but at a higher risk, may be derived. As a matter of investment policy, the Fund does not invest in securities the interest on which constitutes a preference item, and consequently, may be subject to the federal alternative minimum tax on individuals.

In adverse markets, the Fund may take temporary defensive positions and invest up to 50% of its portfolio in short-term investments which may be uninsured.
To the extent that these short-term investments are not tax-exempt securities, the income received by the Fund may be taxable to investors. These investments will be limited to:

-Obligations of the United States government and its agencies and instrumentalities. These investments, limited to short maturities as temporary investments, would not be made routinely, nor to any significant extent.

-Commercial paper rated in the highest grade by either Moody's or Standard & Poor's. (See the Statement of Additional Information for ratings.)

- High-quality obligations of U.S. banks belonging to the Federal Reserve System having assets of $10 billion or more.

- Municipal bonds or any of the previously mentioned investments subject to short-term repurchase agreements.

Because the Fund generally invests such a significant portion of its portfolio in New York City and State securities, it has elected to be non-diversified. As more than 5% of its assets may be invested in the securities of a single issuer, and as assets may be concentrated in the same economic sector, the susceptibility of investments to a single economic, political, or regulatory occurrence will be increased.

In determining the issuer of a tax-exempt security, each state and each political subdivision, agency, and instrumentality of each state and each multi-state agency of which such state is a member is a separate issuer. Where securities are backed only by assets and revenues of a particular instrumentality, facility, or subdivision, such entity is considered the issuer. Percentage limitations referred to in this section and elsewhere in this Prospectus are determined as of the time an investment is made.

Bonds held by the Fund are covered by an insurance policy applicable to the specific security, either obtained by the issuer of the security or by a third party from a private insurer. Insurance premiums for the municipal bonds are paid in advance by the issuer or the third party obtaining such insurance.
Such policies are noncancellable and continue in force as long as the municipal bonds are outstanding and the respective insurers remain in business.

The insurer unconditionally guarantees the timely payment of the principal of and interest on the insured municipal bonds when and as such payments become due but shall not be paid by the issuer, except that in the event of any acceleration of the due date of the principal by reason of mandatory or optional redemption (other than acceleration by reason of a mandatory sinking fund payment), default, or otherwise, the payments guaranteed will be made in such amounts and at such times as payments of principal would have been due had there not been such acceleration. The insurer will be responsible for such payments less any amounts received by the Fund from any trustee for the municipal bond issuers or from any other source. The insurance does not guarantee the payment of any redemption premium, the value of the shares of the Fund, or payments of any tender purchase price upon the tender of the municipal bonds. With respect to small issue industrial development municipal bonds and pollution control revenue municipal bonds, the insurer guarantees the full and complete payments required to be made by or on behalf of an issuer of such municipal bonds if there occurs any change in the tax-exempt status of interest on such municipal bonds, including principal, interest, or premium payments, if any, as and when required to be made by or on behalf of the issuer pursuant to the terms of such municipal bonds. This insurance is intended to reduce financial risk, but the cost thereof will reduce the yield available to shareholders of the Fund.

In general, the longer the maturity of a municipal bond, the higher the rate of interest it pays. A longer maturity is also generally associated with a higher level of volatility in the market value of a municipal bond. There is generally an inverse relationship between interest rates on the value of debt obligations, i.e., as interest rates rise the value of debt obligations falls, and falling rates should produce higher values. Since the portfolio's objective is to provide high current income consistent with capital preservation, the Fund will invest in municipal obligations with a slightly greater emphasis on income than on the stability of the portfolio's net asset value. The average maturity of the portfolio will vary depending on market conditions. The Fund will generally invest in bonds that have a maturity of 20-30 years.

Municipal bonds generally have a provision permitting the issuer to redeem or call the bonds prior to their maturity dates at a specified price which typically reflects a premium over the bond's original issue price. Most municipal bonds have call protection (e.g., a period of time during which the bonds may be called) which usually lasts seven to 10 years. An issuer generally may be expected to call its bonds, or a portion of them, during periods of declining interest rates, when borrowings may be replaced at lower rates than those obtained in prior years. Proceeds of a bond called under such circumstances may be reinvested at lower yields. When pricing the portfolio, each callable bond's call features are considered so that the call of some or all of the Fund's callable bonds is not expected to have a material impact on the Fund's net asset value. This pricing procedure and the amortization procedures required by the Internal Revenue Service should reduce any material adverse impact in connection with a call of bonds purchased at a premium. Nevertheless, there is no guarantee that a call may not have a substantial price impact or that the Fund's objectives will be achieved. As previously stated, however, the Fund intends to invest only in insured obligations earning the highest credit rating which substantially reduces the credit risk of the issuer.

The investment policies of the Fund may be changed without an affirmative vote of the holders of a majority of the Fund's outstanding voting securities unless
(1) a policy is expressly deemed to be a fundamental policy of the Fund or (2) a policy is expressly deemed to be changeable only by such majority vote.

The Fund is advised by Key Advisers, an indirect subsidiary of KeyCorp, which purchases securities for the Fund consistent with its investment objective and policies and which meet the quality and maturity characteristics established for the Fund.

From time to time, the Fund, to the extent consistent with its investment objective, policies and restrictions, may invest in securities of issuers with which Key Advisers, the Sub-Adviser or their affiliates have a lending relationship.

                                  RISK FACTORS

Key Advisers or the Sub-Adviser has thoroughly researched the economic conditions of New York State and New York City. New York State (the "State") has historically been one of the wealthiest states in the nation. For decades, however, the State economy has grown more slowly than that of the nation as a whole, and the result has been a gradual erosion of the State's relative economic affluence. Statewide, urban centers have experienced significant changes involving migration of the more affluent to the suburbs and an influx of generally less affluent residents. Regionally, the older Northeast cities have suffered because of the relative success that the South and the West have had in attracting people and business. New York City (the "City") also has had to face greater competition as other major cities have developed financial and business capabilities which make them less dependent on the specialized services traditionally available almost exclusively in New York City.

As of the date of this Prospectus, Moody's Investor Services, Inc. ("Moody's") rating of the State general obligation bonds stood at A and Standard & Poor's Corporation ("Standard & Poor's") rating stood at. New York City accounts for approximately 40% of the State's population and personal income, and the City's financial health affects the State in numerous ways. Severe financial difficulties were encountered by the City in 1975 and caused it to lose access to the public credit market. At that time, the City was incurring substantial operating deficits and employing financial and accounting practices which were widely criticized. Since that time, the City benefitted substantially from financial assistance provided through a combination of federal, State, and private measures and the City has extensively revised its financial systems and accounting practices. Since the 1978 fiscal year, the City's annual financial statements, prepared in accordance with GAAP, have been audited by independent certified accountants and four-year financial plans have been prepared annually.

In recent years, forecasting business and individual income taxes has been complicated by the difficulty of estimating the effects of federal tax reform and new State and local laws. The City's tax revenues have been below expected levels. Local employment data confirm that the City's economy is severely affected by the economic events impacting the securities industry and the resulting impact of layoffs in the finance, insurance, and real estate sectors.

As of the date of this Prospectus, Moody's rating of the City's general obligation bonds stood at Baa1 and Standard & Poor's rating stood at ____. Certain agencies of New York State--including the State Housing Finance Agency ("HFA"), the Battery Park City Authority ("BPCA"), the Metropolitan Transportation Authority ("MTA"), and the Urban Development Corporation ("UDC") have faced, and continue to experience, substantial financial difficulties which could adversely affect the ability of such agencies to make payments of interest on, and principal amounts of, their respective bonds. The difficulties have in certain instances caused the State (under its so-called "moral obligation") to appropriate funds on behalf of the agencies; moreover, it is expected that the problems faced by these agencies will continue and will require increasing amounts of State assistance in future years. Failure of the State to appropriate necessary amounts or to take other action to permit those agencies having financial difficulties to meet their obligations (including HFA, UDC, MTA, and BPCA) could result in a default by one or more of the agencies. Such default, if it were to occur, would likely have a significant adverse effect on investor confidence in, and therefore the market price of, obligations of the defaulting agencies. In addition, any default in payment on any general obligation of any agency whose bonds contain a moral obligation provision could constitute a failure of certain conditions that must be satisfied in connection with federal guarantees of New York City and could thus jeopardize the City's long-term financing plans.

Because of the many factors which influence debt securities, including economic and interest rate trends and government actions and regulations, market risks are involved, and there can be no assurance that the Fund will achieve its objectives.

ADDITIONAL INFORMATION REGARDING SECURITIES IN WHICH THE FUND MAY INVEST

The following paragraphs provide a brief description of some of the types of securities in which the Fund may invest, the transactions it may make and the strategies it may adopt. The Fund may, following notice to its shareholders, take advantage of other investment practices which are not at present contemplated for use by the Fund or which currently are not available but which may be developed, to the extent such investment practices are both consistent with the Fund's investment objective and legally permissible for the Fund.
Such investment practices, if they arise, may involve risks which exceed those involved in the activities described in this Prospectus.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES.   The Fund does not intend to
invest in forward commitments for speculative purposes: however, the Fund may purchase and sell municipal securities on a "when-issued" and "delayed delivery" basis. These are arrangements in which the Fund purchases securities with payment and delivery scheduled for a future date. If completed, the transaction will generally settle within 60 days. Purchases of municipal securities on a "when-issued" or "delayed delivery" basis will generally settle within 60 days. Purchases of municipal securities on a "when-issued" or "delayed delivery" basis are subject to market fluctuation and are subject to the risk that the value or yields at delivery may be more or less than the purchase price or the yields available when the transaction was initiated. Although the Fund will generally purchase municipal securities on a "when-issued" basis with the intention of acquiring such securities, it may sell such securities before the settlement date if it is deemed advisable.
When the Fund is the buyer in such a transaction, it will maintain cash or high-grade readily marketable debt securities sufficient to pay for such purchase commitments. To the extent the Fund engages in "when-issued" and "delayed delivery" transactions, it will do so only for the purpose of acquiring portfolio securities consistent with the Fund's investment objectives and policies, and not for the purpose of leverage in "when-issued" and "delayed delivery" transactions. The Fund relies on the seller to complete the transaction. The other party's failure may cause the Fund to miss a price or yield considered advantageous. Securities purchased on a "when-issued" or "delayed delivery" basis generally do not earn interest until their scheduled settlement date.

VARIABLE RATE DEMAND NOTES. The Fund may purchase variable rate demand notes ("VRDNs"), which are tax-exempt obligations containing a floating or variable interest rate adjustment formula, together with an unconditional right of the Fund to demand payment of the unpaid principal balance plus accrued interest upon a short notice period, generally not to exceed seven days. The Fund may also invest in participation VRDNs, which provide the Fund with an undivided interest in underlying VRDNs held by major investment banking institutions. Any purchase of VRDNs will meet applicable diversification and concentration requirements.

REPURCHASE AGREEMENTS. In a repurchase agreement, the Fund purchases a security at one price and simultaneously agrees to sell it back at a higher price. In the event of the bankruptcy of the other party to a repurchase agreement, the Fund could experience delays in recovering its cash. To the extent that, in the meantime, the value of the underlying security had decreased, the Fund could experience a loss. In all cases, Key Advisers or the Sub-Adviser must find the creditworthiness of the other party to the transaction satisfactory. The Fund may invest only in repurchase agreements that are secured by those securities in which it is permitted to invest directly. Repurchase agreements are considered by the staff of the Securities and Exchange Commission to be loans by the Fund.

MUNICIPAL SECURITIES include debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets, and water and sewer works. Other public purposes for which municipal securities or bonds may be issued include the refunding of outstanding obligations, obtaining funds for general operating expenses and the obtaining of funds to loan to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities, and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Such obligations are included within the term municipal bonds if the interest rate paid thereon qualifies as exempt from federal income tax. Other types of industrial development bonds, the proceeds of which are used for the constructing, equipment, repair, or improvement of privately operated industrial or commercial facilities, may constitute municipal bonds, although the current federal tax laws place substantial limitations on the size of such issues.

The two principal classifications of municipal securities are "general obligation bonds" and "revenue bonds." General obligation bonds are secured by the issuer's pledge of its faith, credit, and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facility or, in some cases, from the proceeds of a special excise or specific revenue source. A type of revenue bond common to New York State is a "moral obligation" bond. Under applicable State law, the State may be called upon to restore deficits in reserve capital funds of such agencies or authorities created with respect to the bonds. Any such restoration requires appropriations by the state legislature and, accordingly, the bonds do not constitute the pledge of the credit of the issuer of such bonds. Of course, there are variations in the security of municipal bonds, both within a particular classification and between classifications, depending on numerous factors.

The values of outstanding municipal bonds will vary as a result of changing evaluations of the ability of their issuers to meet the interest and principal payments. Such values will also change in response to changes in the interest rates payable on new issues of municipal bonds. Should such interest rates rise, the values of outstanding bonds, including those held in the Fund's portfolio will decline and (if purchased at principal amount) would sell at discount. Conversely, if such interest rates fall, the values of outstanding bonds will increase and (if purchased at principal amount) would sell at a premium. Changes in the value of municipal bonds held in the portfolio arising from these or other factors would sell at a premium. Changes in the value of municipal bonds held in the portfolio arising from these or other factors will cause changes in the net asset value per share of the Fund. The Fund will not invest more than 5% of its assets in securities where the principal amount and interest are the responsibility of an industrial user with less than three year's operational history.

DELAYED-DELIVERY TRANSACTIONS. The Fund may buy and sell securities on a when-issued or delayed-delivery basis, with payment and delivery taking place at a future date. The market value of securities purchased in this way may change before the delivery date, which could increase fluctuations in the Fund's yield. Ordinarily, the Fund will not earn interest on securities purchased until they are delivered.

A DEMAND FEATURE is a put that entitles the security holder to repayment of the principal amount of the underlying security on no more than 30 days' notice at any time or at specified intervals.

Issuers or financial intermediaries who provide demand features or standby commitments often support their ability to buy securities on demand by obtaining letters of credit (LOCs) or other guarantees from domestic or foreign banks. LOCs also may be used as credit supports for other types of municipal instruments. Key Advisers or the Sub-Adviser may rely upon its evaluation of a bank's credit in determining whether to purchase an instrument supported by an LOC. In evaluating a foreign bank's credit, Key Advisers or the Sub-Adviser will consider whether adequate public information about the bank is available and whether the bank may be subject to unfavorable political or economic developments, currency controls, or other governmental restrictions that might affect the bank's ability to honor its credit commitment.

MUNICIPAL LEASE OBLIGATIONS are issued by a state or local government or authority to acquire land and a wide variety of equipment and facilities.
These obligations typically are not fully backed by the municipality's credit, and their interest may become taxable if the lease is assigned. If funds are not appropriated for the following year's lease payments, the lease may terminate, with the possibility of default on the lease obligation and significant loss to the Fund. Certificates of Participation in municipal lease obligations or installment sales contracts entitle the holder to a proportionate interest in the lease-purchase payments made.

INDUSTRIAL DEVELOPMENT BONDS are a type of revenue bond backed by the credit and security of a private issuer and may involve greater risk.

REFUNDING CONTRACTS. The Fund may purchase securities on a when-issued basis in connection with the refinancing of an issuer's outstanding indebtedness. Refunding contracts require the issuer to sell and the Fund to buy refunded municipal obligations at a stated price and yield on a settlement date that may be several months or several years in the future.

RESOURCE RECOVERY BONDS are a type of revenue bond issued to build facilities such as solid waste incinerators or waste-to-energy plants. Typically, a private corporation will be involved, at least during the construction phase, and the revenue stream will be secured by fees or rents paid by municipalities for use of the facilities. The viability of a resource recovery project, environmental protection regulations, and project operator tax incentives may affect the value and credit quality of resource recovery bonds.

TAX AND REVENUE ANTICIPATION NOTES are issued by municipalities in expectation of future tax or other revenues, and are payable from those specific taxes or revenues. BOND ANTICIPATION NOTES normally provide interim financing in advance of an issue of bonds or notes, the proceeds of which are used to repay the anticipation notes. TAX-EXEMPT COMMERCIAL PAPER is issued by municipalities to help finance short-term capital or operating needs.

VARIABLE AND FLOATING RATE INSTRUMENTS, including certain participation interests in municipal obligations, have interest rate adjustment formulas that help to stabilize their market values. Many variable and floating rate instruments also carry demand features that permit the Fund to sell them at par value plus accrued interest on short notice. When determining the maturity of a variable or floating rate instrument, the Fund may look to the date the demand feature can be exercised, or to the date the interest rate is readjusted, rather than to the final maturity of the instrument.

ZERO COUPON DEBT SECURITIES do not make regular interest payments. Instead they are sold at a deep discount from their face value. In calculating its daily dividend, the Fund takes into account as income a portion of the difference between these securities' purchase prices and their face values. Because this income must be taken into account prior to the receipt of any cash from such securities, the Fund may be required to obtain cash from other sources, such as the sale of obligations in its portfolio, in order to satisfy the distribution requirements necessary for qualification as a regulated investment company under the Internal Revenue Code. Because they do not pay current income, the prices of zero coupon debt securities can be very volatile when interest rates change.

INVESTMENT COMPANY SECURITIES. The Fund may invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the securities of any one investment company or invest more than 10% of its total assets in the securities of other investment companies. Pursuant to an exemptive order received by the Victory Portfolios from the Commission, the Fund may invest in the money market funds of the Victory Portfolios. Key Advisers and/or the Sub-Adviser will waive its investment advisory fee attributable to the Fund's assets invested in a fund of the Victory Portfolios, and to the extent required by the laws of any state in which shares of a fund of the Victory Portfolios are sold, Key Advisers and/or the Sub-Adviser will waive its investment advisory fee as to all assets invested in other investment companies. Because such other investment companies employ an investment adviser, such investment by the Fund will cause shareholders to bear duplicative fees, such as management fees, to the extent such fees are not waived by Key Advisers and/or the Sub-Adviser. The Fund will invest only in the securities of other money market funds which have similar investment policies and objectives and which invest only in securities of equal or higher short-term ratings as the securities in which the fund may invest.

                           LIMITING INVESTMENT RISKS

The following summarizes the Fund's principal investment limitations. A complete listing is contained in the Statement of Additional Information.

1. To meet federal income tax requirements for qualification as a "regulated investment company," the Fund limits its investments so that at the close of every quarter of its taxable year: (a) no more than 25% of total assets are invested in securities of a single issuer, and (b) with regard to at least 50% of total assets, no more than 5% of total assets are invested in the securities of a single issuer.

2. The Fund may not borrow money, except that (a) the Fund may enter into commitments to purchase securities in accordance with the Fund's investment program, including delayed-delivery and when-issued securities and reverse repurchase agreements, provided that the total amount of any such borrowing may not exceed 33 1/3% of the Fund's total assets; and (b) the Fund may borrow money for temporary or emergency purposes in an amount not exceeding 10% of the value of the Fund's total assets at the time of borrowing.

3. The Fund will not purchase a security if, as a result, more than 15% of its net assets would be invested in illiquid securities. The Fund may invest up to 15% of its net assets in illiquid investments (investments that cannot be readily sold within seven days in the usual course of business at approximately the price at which the Fund has valued them), including restricted securities deemed to be illiquid. Under the supervision of the Trustees, Key Advisers or the Sub-Adviser determines the liquidity of the Fund's investments. The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Fund to sell them promptly at an acceptable price.

Except for the Fund's investment objective, the diversification limitation in limitation 1 and the percentage limitation on borrowing in limitation 2(b), the policies described in this Prospectus are not fundamental. Non-fundamental limitations may be changed without shareholder approval. Whenever an investment policy or limitation states a maximum percentage of the Fund's assets that may be invested, such percentage limitation will be determined immediately after and as a result of the investment, except in the case of borrowing (or other activities that may be deemed to result in the issuance of a "senior security" under the 1940 Act). Any subsequent change in values, assets, or other circumstances will not be considered when determining whether the investment complies with the Fund's investment policies and limitations.
If the value of a Fund's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board of Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity.

PORTFOLIO TRANSACTIONS

Brokerage firms are utilized to conduct securities transactions for the Fund. Broker-dealers are chosen by judging professional ability and quality of service. The Fund's securities are generally traded in the over-the-counter market through broker-dealers. In the over-the-counter market, a securities broker-dealer makes a market for securities by offering to buy at one price and sell at a slightly higher price. The difference between the prices is known as a spread. [Since Key Advisers or the Sub-Adviser trades a large number of securities, broker-dealers are willing to work with the Fund on a more favorable spread than would be possible for most individual investors.]

Key Advisers or the Sub-Adviser may allocate transactions to broker-dealers who help distribute the Fund's shares or the shares of the other funds of the Victory Portfolios, to the extent permitted by law. Key Advisers or the Sub-Adviser will make such allocations only if brokerage fees are comparable to those charged by non-affiliated, qualified broker-dealers for similar services.

Key Advisers or the Sub-Adviser may engage in short-term trading with respect to the Fund when it believes it is consistent with the Fund's investment objective and policies. Also, a security may be sold and another of comparable quality simultaneously purchased to take advantage of what Key Advisers or the Sub-Adviser believes to be a temporary disparity in the normal yield relationship between the two securities. The frequency of portfolio transactions--the Fund's turnover rate--will vary from year to year depending on market conditions. The portfolio turnover rates for the Fund's fiscal years ended October 31, 1994 and October 31, 1995 were 12%, and ___% (each annualized), respectively. The Fund's portfolio turnover rate is not expected to exceed 100%.

                       HOW TO INVEST, EXCHANGE AND REDEEM

HOW TO INVEST

The Fund offers investors two different classes of shares. The different classes of shares represent investments in the same portfolio of securities but are subject to different expenses and will likely have different share prices.

- CLASS A SHARES. If you buy Class A shares, you pay an initial sales charge (on investments up to $1 million).

- CLASS B SHARES. If you buy Class B shares, you pay no sales charge at the time of purchase, but if you sell your shares within six years, you will normally pay a contingent deferred sales charge ("CDSC") that varies depending on how long you own your shares.

- WHICH CLASS OF SHARES SHOULD YOU CHOOSE? Once you decide that the Fund is an appropriate investment for you, the decision as to which class of shares is better suited to your needs depends on a number of factors which you should discuss with your financial advisors:

- Amount of investment. If you plan to invest a substantial amount, the reduced sales charges available for larger purchases of Class A shares may be more beneficial to you. Any order for $1 million or more on behalf of a single investor will only be accepted for Class A shares for that reason.

- Investment horizon. While future financial needs cannot be predicted with certainty, investors who prefer not to pay an initial sales charge and who plan to hold their shares for more than six years might consider Class B shares. Investors who plan to redeem shares within eight years might prefer Class A shares.

- Differences in account features. The dividends payable to Class B shareholders will be reduced by the additional expenses borne solely by that class, such as the asset-based sales charge to which Class B shares are subject, as described below and in the Statement of Additional Information.

- Investment Professionals. A salesperson or any other person who is entitled to receive compensation for selling Victory Portfolios shares may receive different compensation for selling one class than for selling another class. The purpose of both the CDSC (and asset-based sales charge) for Class B shares, and the purpose of the front-end sales charge on sales of Class A shares is primarily to compensate such sales persons.

- HOW ARE SHARES PURCHASED? Shares may be purchased directly or through an Investment Professional. Investment Professionals are securities brokers or other financial institutions that have entered into selling or servicing agreements with the Fund or the Distributor. Shares are also available to clients of bank trust departments who have qualified trust accounts. The minimum investment is $500 for the initial purchase and $25 thereafter. Accounts set up through a bank trust department or an Investment Professional may be subject to different minimums. When you buy shares, be sure to specify Class A or Class B shares. If you do not make a selection, your investment will be made in Class A shares.

- Investing Through Your Investment Professional. Your Investment Professional will place your order with the Transfer Agent on your behalf. You may be required to establish a brokerage or agency account. Your Investment

Professional will notify you whether subsequent trades should be directed to the Investment Professional or directly to the Fund's Transfer Agent. Accounts established with Investment Professionals may have different features, requirements and fees. In addition, Investment Professionals may charge for their services. Information regarding these features, requirements and fees will be provided by the Investment Professional. If you are purchasing shares of any Fund through a program of services offered or administered by your Investment Professional, you should read the program materials in conjunction with this Prospectus.

- Investing Through The Systematic Investment Plan. You can use the Systematic Investment Plan to purchase shares directly from your bank account. Please refer to "Systematic Investment Plan" below for more details.

- Investing Through Your Bank Trust Department. Your bank trust department may require a minimum investment and may charge additional fees. Fee schedules for such accounts are available upon request and are detailed in the agreements by which a client opens the desired account. Your bank trust department may require a completed and signed application for the Fund in which an investment is made. Additional documents may be required from corporations, associations, and certain fiduciaries. Any account information, such as balances, should be obtained through your bank trust department. Additional purchases, exchanges or redemptions should also be coordinated through your bank trust department. Contact your bank trust department for instructions.

The services rendered by a bank trust department, including affiliates of Key Advisers or the Sub-Adviser, in the management of its accounts are not duplicative of any of the services for which Key Advisers or the Sub-Adviser as the investment adviser or sub-adviser, respectively, is compensated for advising the Fund. The charges paid by clients of bank trust departments, or their affiliates, should be considered in calculating the net yield and return on the client's investments in the Fund, although such charges do not affect the Fund's dividends and distributions.

INVESTING DIRECTLY

BY MAIL: You may purchase shares by completing and signing an account application (initial purchase only) and mailing it, together with a check (or other negotiable bank draft or money order) in the amount of at least the minimum investment requirement to, The Victory New York Tax-Free Fund, Primary Funds Service Corporation, P.O. Box 9741, Providence, RI 02940-9741. Subsequent purchases may be made in the same manner.

BY WIRE: Call 800-539-3863 to set up your Fund account to accommodate wire transactions. YOU MUST CALL THE TRANSFER AGENT BEFORE WIRING FUNDS. You will begin to earn dividends on the first business day following receipt of your wire. Federal funds (monies transferred from one bank to another through the Federal Reserve System with same-day availability) should be wired to:

     Boston Safe Deposit & Trust Co.
     ABA #011001234
     Credit PFSC DDA#16-918-8
     The Victory Portfolios:  New York Tax-Free Fund

You must include your account number, your name(s), tax identification number(s) and the control number assigned by the Transfer Agent. The Fund does not impose a fee for wire transactions, although your bank may charge you a fee for this service.

Shares are sold at the public offering price based on the net asset value that is next determined after the Transfer Agent receives the purchase order. In most cases, to receive that day's offering price, the Transfer Agent must receive your order before the close of regular trading of the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern time) (the "Valuation Time") on each Business Day (as defined in "Net Asset Value Per Share")of the Fund. If you buy shares through an Investment Professional, the Investment Professional must receive your order in a timely fashion on a regular Business Day and transmit it to the Transfer Agent so that it is received before the close of business that day. The Transfer Agent may reject any purchase order for the Fund's shares, in its sole discretion.

It is the responsibility of your Investment Professional to transmit your order to purchase shares to the Transfer Agent in a timely fashion in order for you to receive that day's share price.

INVESTMENT REQUIREMENTS

All purchases must be made in U.S. dollars. Checks must be drawn on U.S. banks. No cash will be accepted. If you make a purchase with more than one check, each check must have a value of at least $25, and the minimum investment requirement still applies. The Fund reserves the right to limit the number of checks processed at one time. If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees incurred. Payment for the purchase is expected at the time of the order. If payment is not received within three business days of the date of the order, the order may be canceled, and you could be held liable for resulting fees and/or losses.

CLASS A SHARES. Class A shares are sold at their offering price, which is normally net asset value plus an initial sales charge. However, in some cases, described below, where purchases are not subject to an initial sales charge, the offering price may be net asset value. In some cases, reduced sales charges may be available, as described below. When you invest, the Fund receives the net asset value for your account. The sales charge varies depending on the amount of your purchase and a portion may be retained by the Distributor and allocated to your Investment Professional. The Victory Portfolios has a reinstatement policy which allows an investor who redeems his/her shares originally purchased with a sales charge to reinvest within 90 days without incurring an additional sales charge. The current sales charge rates and commissions paid to Investment Professionals are as follows:


                                                                                                    DEALER
                                                         FRONT-END SALES CHARGE                   REALLOWANCE
                                                           AS A PERCENTAGE OF                   AS A PERCENTAGE
                                       OFFERING                NET AMOUNT                           OF THE
AMOUNT OF PURCHASE                      PRICE                   INVESTED                      OFFERING PRICE (1)
------------------                      -----                   --------                      ------------------
Less than $49,999                           4.75%                    4.99%                             4.00%
$50,000 to $99,999                          4.50%                    4.71%                             4.00%
$100,000 to $249,999                        3.50%                    3.63%                             3.00%
$250,000 to $499,999                        2.25%                    2.30%                             2.00%
$500,000 to $999,999                        1.75%                    1.78%                             1.50%
$1,000,000 and above                        0.00%                    0.00%                           (2)



(1) Distributor reserves the right to reallow the entire sales charge to dealers. If that occurs, the dealer may be considered an "underwriter" under Federal securities laws.

(2) There is no initial sales charge on purchases of $1 million or more. Investment Professionals will be compensated at the rate of up to 0.25% of such purchases.

The Distributor may pay all or a portion of any applicable sales charges and service fees to Investment Professionals who sell shares of the Fund and provide ongoing sales support services or shareholder support services. For the three-year period commencing April 30, 1994, for activities in maintaining and servicing accounts of customers invested in the Fund, First Albany Corporation ("First Albany") and PFIC Securities Corporation ("PFIC") may receive payments from the Distributor equal to two-thirds of the Dealer Retention (as defined below) on any shares of the Fund (and other funds of the Victory Portfolios) sold by First Albany or PFIC and their broker-dealer affiliates. "Dealer Retention" is an amount equal to the difference between the applicable sales charge and such part of the sales charge which is reallowed to broker-dealers.

The Distributor, at its expense, may also provide additional cash compensation to dealers in connection with sales of shares of the Fund. The maximum cash compensation payable by the Distributor is currently 4.00% of the offering price. In addition, the Distributor will, from time to time and at its own expense, provide compensation, including financial assistance, to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding one or more Victory Portfolios and/or other dealer-sponsored special events including payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature. Compensation will include the following types of non-cash compensation offered through sales contests: (1) vacation trips including the provision of travel arrangements and lodging; (2) tickets for entertainment events (such as concerts, cruises and sporting events) and (3) merchandise (such as clothing, trophies, clocks and pens). Dealers may not use sales of the Fund's shares to qualify for this compensation if prohibited by the laws of any state or any self-regulatory organization, such as the National Association of Securities Dealers, Inc. None of the aforementioned compensation is paid for by the Fund or its shareholders.

REDUCED SALES CHARGES FOR CLASS A SHARES. You may be eligible to buy Class A shares at reduced sales charge rates in one or more of the following ways:

LETTER OF INTENT. An investor may obtain a reduced sales charge by means of a written Letter of Intent which expresses the investor's intention to purchase shares of the Fund at a specified total public offering price within a 13-month period.

A Letter of Intent is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 5% of the total amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed shares will be involuntarily redeemed to pay the additional sales charge, if necessary. Dividends (if any) on escrowed shares, whether paid in cash or reinvested in additional shares, are not subject to escrow. The escrowed shares will not be available for disposal by the investor until all purchases pursuant to the Letter of Intent have been made or the higher sales charge has been paid. When the full amount indicated has been purchased, the escrow will be released. A Letter of Intent may include purchases of shares made not more than 90 days prior to the date the investor signs a Letter of Intent; however, the 13-month period during which the Letter of Intent is in effect will begin on the date of the earliest purchase to be included. An investor may combine purchases that are made in an individual capacity with (1) purchases that are made by members of the investor's immediate family and (2) purchases made by businesses that the investor owns as sole proprietorships, for purposes of obtaining reduced sales charges by means of a written Letter of Intent. In order to accomplish this, however, investors must designate on the account application the accounts that are to be combined for this purpose. Investors can only designate accounts that are open at the time the Letter of Intent is executed.

If an investor qualifies for a further reduced sales charge because the investor has either purchased more than the dollar amount indicated on the Letter of Intent or has entered into a Letter of Intent which includes shares purchased prior to the date of the Letter of Intent, the difference in the sales charge will be used to purchase additional shares of the Fund on behalf of the investor; thus the total purchases (included in the Letter of Intent) will reflect the applicable reduced sales charge of the Letter of Intent.

For investors who purchase more than the dollar amount indicated on the Letter of Intent or enter into a Letter of Intent that includes shares purchased prior to the date of the Letter of Intent and qualify for a reduced sales charge, all such additional shares will be immediately purchased in the form of additional shares and credited to the investor's account at the then current public offering price applicable to a single purchase of the total amount of the purchases.

For further information about Letters of Intent, interested investors should contact the Transfer Agent at 800-539-3863. This program, however, may be modified or eliminated at any time without notice.

RIGHT OF ACCUMULATION AND CONCURRENT PURCHASES

A shareholder may qualify for a reduced sales charge on purchases of Class A Shares of the Fund and other funds of the Victory Portfolios by combining a current purchase with purchases of another fund(s) or with certain prior purchases of shares of the Victory Portfolios. The applicable sales charge is based on the sum of (i) the purchaser's current purchase plus (ii) the current public offering price of the purchaser's previous purchases of (a) all shares held by the purchaser in the Fund and (b) all shares held by the purchaser in any other fund of the Victory Portfolios (except money market funds).

To receive the applicable public offering price pursuant to the right of accumulation, shareholders must provide the Transfer Agent with sufficient information at the time of purchase to permit confirmation of qualification. Accumulation privileges may be amended or terminated without notice at any time by the Distributor.

- WAIVERS OF CLASS A SALES CHARGES. No sales charge is imposed on sales of Class A shares to the following categories of persons (which categories may be changed or eliminated at any time):

(1) Current or retired trustees of the Victory Portfolios; employees, directors, trustees, and their family members of KeyCorp or an Affiliated Provider (Affiliated Providers refer to affiliates and subsidiaries of KeyCorp and service providers to the Victory Portfolios and the Victory Shares (collectively, the "Victory Group")), dealers having an agreement with the Distributor and any trade organization to which Key Advisers, the Sub-Adviser or the Administrator belongs;

(2) Investors who purchase shares for trust, investment management or certain other advisory accounts established with KeyCorp or any of its affiliates;

(3) Investors who purchase shares through a 401(k) plan sponsored by an Affiliated Provider;

(4) Investors who reinvest assets received in a distribution from a qualified, non-qualified or deferred compensation plan, agency, trust or custody account that was either (a) maintained by KeyCorp or an Affiliated Provider, or (b) invested in a fund of the Victory Group;

(5) Investors who, within 90 days of redemption, use the proceeds from the redemption of shares of another mutual fund complex for which they previously paid a front end sales charge or sales charge upon redemption of shares; and

(6) Shareholders of the former Investors Preference Fund For Income, Inc. and the Investors Preference New York Tax-Free Fund, Inc. who have continuously maintained accounts with a fund or funds of the Victory Group with a balance of $250,000 or more (investors with less than $250,000 will pay any applicable sales loads).

CLASS B SHARES. Class B shares are sold at net asset value per share without an initial sales charge. However, if Class B shares are redeemed within six years of their purchase, a CDSC will be deducted from the redemption proceeds. That sales charge will not apply to shares purchased by the reinvestment of dividends or capital gains distributions. The charge will be assessed on the lesser of the net asset value of the shares at the time of redemption or the original purchase price. The CDSC is not imposed on the amount of your account value represented by the increase in net asset value over the initial purchase price (including increases due to the reinvestment of dividends and capital gains distributions). The Class B CDSC is paid to the Distributor to reimburse its expenses of providing distribution-related services to the Fund in connection with the sale of Class B shares.

To determine whether the CDSC applies to a redemption, the Victory Portfolios deems shares to be redeemed in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions, (2) shares held for over six years, and (3) shares held the longest during the 6-year period. The amount of the CDSC will depend on the number of years since you invested and the dollar amount being redeemed, according to the following schedule:

                                                               Contingent Deferred Sales Charge
     Years Since Purchase                                         On Redemptions in That Year
       Payment Was Made                                       (As % of Amount Subject to Charge)
       ----------------                                       ---------------------------------
             0-1                                                          5.0%
             1-2                                                          4.0%
             2-3                                                          3.0%
             3-4                                                          3.0%
             4-5                                                          2.0%
             5-6                                                          1.0%
       6 and following                                                    None


In the table, a "year" is a 12-month period. All purchases are considered to have been made on the first regular business day of the month in which the purchase was made.

- WAIVERS OF CLASS B SALES CHARGE. The Class B CDSC will be waived if the shareholder requests it for any of the following redemptions: (1) distributions to participants or beneficiaries from Retirement Plans, if the distributions are made (a) under an Automatic Withdrawal Plan after the participant reaches age 59, as long as the payments are no more than 10% of the account value annually (measured from the date the Transfer Agent receives the request), or
(b) following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary; (2) redemptions from accounts other than Retirement Plans following the death or disability of the shareholder (as evidenced by a determination of disability by the Social Security Administration), and (3) returns of excess contributions to Retirement Plans.

The CDSC is also waived on Class B shares in the following cases: (i) shares sold to Key Advisers, the Sub-Adviser or their affiliates; (ii) shares issued in plans of reorganization to which the Victory Portfolios is a party; and
(iii) shares redeemed in involuntary redemptions as described above. Further details about this policy are contained in "Reduced Sales Charges" in the Statement of Additional Information.

- AUTOMATIC CONVERSION OF CLASS B SHARES. Eight years after you purchase Class B shares, those shares will automatically convert to Class A shares.
This conversion feature relieves Class B shareholders of the asset-based sales charge that applies to Class B shares under the Class B Distribution Plan, described below. The conversion is based on the relative net asset value of the two classes, and no sales load or other charge is imposed. When Class B shares convert, any other Class B shares that were acquired by the reinvestment of dividends and distributions on the converted shares will also convert to Class A shares. The conversion feature is subject to the continued availability of a tax ruling described in "Alternative Sales Arrangements--Class A and Class B Shares" in the Statement of Additional Information.

- DISTRIBUTION PLAN FOR CLASS B SHARES. The Victory Portfolios has adopted a Distribution Plan (the "Plan") under Rule 12b-1 of the 1940 Act for Class B shares to compensate the Distributor for its services and costs in distributing Class B shares and servicing accounts. Under the Plan, the Victory Portfolios pays the Distributor an annual "asset-based sales charge" of 0.75% per year on Class B shares that are outstanding for 6 years or less. This fee is computed on the average daily net assets of Class B shares and paid monthly. The asset-based sales charge enables investors to buy Class B shares without a front-end sales charge while enabling the Distributor to compensate dealers that sell Class B shares. The asset-based sales charge increases Class B expenses by up to 0.75% of average net assets per year.

The Distributor pays sales commissions of 4.00% of the purchase price to dealers from its own resources at the time of sale. For activities in maintaining and servicing accounts of customers invested in the Fund, First Albany and PFIC Securities Corporation may receive payments from the Distributor equal to two-thirds of the excess of the scheduled CDSC for a redemption of a share during the first year after purchase over any scheduled payment to the selling broker on such share. The Distributor retains the asset-based sales charge to recoup the sales commissions it pays, the advances of service fee payments it makes, and its financing costs. If the Plan is terminated by the Victory Portfolios, it provides that the Trustees may elect to continue payments for certain expenses already incurred. The payments under the Plan increase the annual expenses of Class B shares. For more details, please refer to "Advisory and Other Contracts--Class B Shares Distribution Plan" in the Statement of Additional Information.

SPECIAL INVESTOR SERVICES

- THE SYSTEMATIC INVESTMENT PLAN. You can make regular investments in the Fund and all other funds of the Victory Group with the Systematic Investment Plan by completing the appropriate section of the account application and attaching a voided personal check with your bank's magnetic ink coding number across the front. If your bank account is jointly owned, be sure that all owners sign. You must first meet the Fund's initial investment requirement of $500, then investments may be made monthly by automatically deducting $25 or more from your bank checking account. For officers, trustees, directors and employees, including retired directors and employees, of the Victory Group, KeyCorp and its affiliates, and the Administrator and its affiliates (and family members of each of the foregoing, i.e., parents and children) who participate in the Systematic Investment Plan, there is no minimum initial investment required. You may change the amount of your monthly purchase at any time. A bank draft form must be completed for this option. Your bank checking account will be debited on the date indicated on your Account Application. Shares will be purchased at the offering price next determined following receipt of the order by the Transfer Agent. You may cancel the Systematic Investment Plan at any time without payment of a cancellation fee. Your monthly account statement will reflect systematic investment transactions, and a debit entry will appear on your bank statement.

- TELEPHONE TRANSACTIONS. You can initiate any transaction by telephone. You may call the Transfer Agent toll-free at 800-539-3863 or call your Investment Professional or bank trust department. See "Shareholder Account Rules and Policies" for more information about telephone transactions.

- THE SYSTEMATIC WITHDRAWAL PLAN. You can make regular withdrawals from your account in any fund of the Victory Group with the Systematic Withdrawal Plan by completing the appropriate section of the account application. If you own shares in a fund worth $5,000 or more, you can have monthly, quarterly, semi-annual or annual checks sent from your account directly to you, to a person named by you, or to your bank checking account. The required minimum withdrawal is $25. If you are having checks sent to your bank checking account, attach a voided personal check with your bank's magnetic coding number across the front of the account application. If your account is jointly owned, be sure that all owners sign the application. You may obtain information about the Systematic Withdrawal Plan by contacting your Investment Professional.
Your Systematic Withdrawal Plan payments are drawn from share redemptions. If Systematic Withdrawal Plan redemptions exceed dividend distributions paid on your Fund shares, your account eventually may be exhausted. If any applicable sales charges are applied to new purchases of shares of the Fund, it is to your disadvantage to buy shares of the Fund while also making systematic redemptions.

Your account will be debited on the date you indicate on your Account Application. Shares will be redeemed at the NAV as determined on the debit date indicated on your Account Application. You may cancel the Systematic Withdrawal Plan at any time without payment of a cancellation fee. Each Systematic Withdrawal Plan transaction will appear as a debit entry on your monthly account statement.

- RETIREMENT PLANS. Retirement plans can be among the best tax-planning vehicles available to individuals. Call your Investment Professional for more information on the plans and their benefits, provisions and fees. Your Investment Professional can set up your new account under one of several tax-sheltered plans. These plans let you invest for retirement and shelter your investment income from current taxes. Plans include Individual Retirement Accounts (IRAs) and Rollover IRAs. Other fees may be charged by the IRA custodian or trustee.

HOW TO REDEEM SHARES

You may redeem all or a portion of your shares on any day that the Fund is open for business (see "Share Price" below). Shares will be redeemed at the NAV next calculated after the Transfer Agent has received the redemption request. If the Fund account is closed, any accrued dividends will be paid at the beginning of the following month.

You may redeem shares in several ways:

BY MAIL:  Send a written request to:      The Victory Portfolios: New York Tax-Free Fund
                                          P.O. Box 9741
                                          Providence, RI  02940-9741

Write a "letter of instruction" with your name, the Fund's name, your Fund account number, the dollar amount or number of shares to be redeemed, and any additional requirements that apply to each particular account. You will need the letter of instruction signed by all persons required to sign for transactions, exactly as their names appear on the account application. A signature guarantee is required if: you wish to redeem more than $10,000 worth of shares; your Fund account registration has changed within the last 60 days; the check is not being mailed to the address on your account; the check is not being made out to the account owner; or the redemption proceeds are being transferred to another Victory Group account with a different registration.
The following institutions should be able to provide you with a signature guarantee: banks, brokers, dealers, credit unions (if authorized under state law), securities exchanges and associations, clearing agencies, and savings associations. A signature guarantee may not be provided by a notary public. A signature guarantee is designed to protect you, the Fund, and its agents from fraud. The Transfer Agent reserves the right to reject any signature guarantee if (1) it has reason to believe that the signature is not genuine, (2) it has reason to believe that the transaction would otherwise be improper, or (3) the guarantor institution is a broker or dealer that is neither a member of a clearing corporation nor maintains net capital of at least $100,000.

BY WIRE: You may make redemptions by wire provided you have established a Fund account to accommodate wire transactions. If telephone instructions are received before Valuation Time (generally 4:00 p.m. Eastern time), proceeds of the redemption will be wired as federal funds on the next Business Day to the bank account designated with the Transfer Agent. You may change the bank account designated to receive an amount redeemed at any time by sending a letter of instruction with a signature guarantee to the Transfer Agent, Primary Funds Service Corporation, P.O. Box 9741, Providence, RI 02940-9741.

BY TELEPHONE: To redeem by telephone, you may call the Transfer Agent toll free at 800-539-3863 or call your Investment Professional or bank trust department. See "Shareholder Account Rules and Policies" for more information about telephone transactions.

ADDITIONAL REDEMPTION REQUIREMENTS: The Fund may withhold payment on redemptions until it is reasonably satisfied that investments made by check have been collected, which can take up to 15 days. Also, when the NYSE is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closings, or under any emergency circumstances as determined by the Commission to merit such action, the right of redemption may be suspended or the date of payment postponed for a period of time that may exceed 7 days. In addition, the Fund reserves the right to advance the time on that day by which purchase and redemption orders must be received. To the extent that portfolio securities are traded in other markets on days when the NYSE is closed, the Fund's NAV may be affected on days when investors do not have access to the Fund to purchase or redeem shares.

If you are unable to reach the Transfer Agent by telephone (for example, during times of unusual market activity), consider placing your order by mail directly to the Transfer Agent. In case of suspension of the right of redemption, you may either withdraw your request for redemption or receive payment based on the NAV next determined after the termination of the suspension. If your balance in the Fund falls below $500, you may be given 60 days' notice to reestablish the minimum balance (except with respect to officers, trustees, directors and employees, including retired directors and employees, of the Victory Portfolios, KeyCorp and its affiliates, and the Administrator and its affiliates (and family members of each of the foregoing, i.e., parents, children and household members) participating in the Systematic Investment Plan, to whom no minimum balance requirement applies). If you do not increase your balance, your account may be closed and the proceeds mailed to you at the address on record. Shares will be redeemed at the last calculated NAV on the day the account is closed.

HOW TO EXCHANGE SHARES

Shares of the Fund may be exchanged for shares of certain funds of the Victory Group at net asset value per share at the time of exchange, without a sales charge. To exchange shares, you must meet several conditions:

- Shares of the fund selected for exchange must be available for sale in your state of residence.

- The prospectuses of this Fund and the fund whose shares you want to buy must offer the exchange privilege.

- You must hold the shares you buy when you establish your account for at least 7 days before you can exchange them; after the account is open 7 days, you can exchange shares every regular Business Day.

- You must meet the minimum purchase requirements for the fund you purchase by exchange.

- The registration and tax identification numbers of the two accounts must be identical.

-        Before exchanging into a fund, obtain and read its prospectus.

Shares of a particular class may be exchanged only for shares of the same class in the other funds of the Victory Group. For example, you can exchange Class A shares of this Fund only for Class A shares of another fund. At present, not all of the funds offer the same two classes of shares. If a fund has only one class of shares that does not have a class designation, they are "Class A" shares for exchange purposes. In some cases, sales charges may be imposed on exchange transactions. Certain funds offer Class A or Class B shares and a list can be obtained by calling the Transfer Agent at 800-539-3863. Please refer to the Statement of Additional Information for more details about this policy.

Telephone exchange requests may be made either by calling your Investment Professional or the Transfer Agent at 800-539-3863 prior to valuation time (generally 4:00 p.m. Eastern time) on any Business Day.

You can obtain a list of eligible funds of the Victory Group by calling the Transfer Agent at 800-539-3863. Exchanges of shares involve a redemption of the shares of the Fund and a purchase of shares of the other fund.

There are certain exchange policies you should be aware of:

- Shares are normally redeemed from one fund and purchased from the other fund in the exchange transaction on the same Business Day on which the Transfer Agent receives an exchange request by Valuation Time (generally 4:00 p.m. Eastern time) that is in proper form, but either fund may delay the purchase of shares of the fund into which you are exchanging if it determines it would be disadvantaged by a same-day transfer of the proceeds to buy shares. For example, the receipt of multiple exchange requests from a dealer in a "market-timing" strategy might require the disposition of securities at a time or price disadvantageous to the Fund.

- Because excessive trading can hurt fund performance and harm shareholders, the Victory Portfolios reserves the right to refuse any exchange request that will disadvantage it, or to refuse multiple exchange requests submitted by a shareholder or dealer.

- The Fund may amend, suspend or terminate the exchange privilege at any time upon 60 days' written notice to shareholders.

- If the Transfer Agent cannot exchange all the shares you request because of a restriction cited above, only the shares eligible for exchange will be exchanged.

-  Each exchange may produce a gain or loss for tax purposes.

Shareholders of the former Investors Preference Fund for Income, Inc. and Investors Preference New York Tax-Free Fund, Inc. will not be subject to any additional sales load upon an exchange of shares attributable to an Investors Preference Funds account for shares of other funds of the Victory Portfolios.

SHAREHOLDER ACCOUNT RULES AND POLICIES

- NET ASSET VALUE PER SHARE. The term "net asset value per share," or "NAV", means the value of one share. The NAV of each class of shares is calculated by adding the value of all of the Fund's investments, plus cash and other assets, deducting expenses and liabilities of the Fund and of the class, and then dividing the result by the number of shares of the class outstanding. The NAV is determined as of the close of regular trading of the New York Stock Exchange
(NYSE), (generally 4:00 p.m. Eastern time) (the "Valuation Time") on each Business Day of the Fund. A "Business Day" is a day on which the NYSE is open for trading, the Federal Reserve Bank of Cleveland is open, and any other day (other than a day on which no shares of the Fund are tendered for redemption and no order to purchase any shares is received) during which there is sufficient trading in its portfolio instruments that the Fund's net asset value per share might be materially affected. The NYSE or the Federal Reserve Bank of Cleveland will not be open in observance of the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans' Day, Thanksgiving Day, and Christmas Day.

The Fund's securities are valued primarily on the basis of market quotations or, if quotations are not readily available, by a method that the Board of Trustees believes accurately reflects fair value. Fair value of these portfolio securities is determined by an independent pricing service approved by the Trustees based primarily upon information concerning market transactions and dealers quotations for similar securities.

- THE OFFERING OF SHARES may be suspended during any period in which the determination of net asset value is suspended, and the offering may be suspended by the Trustees at any time the Trustees believe it is in the Fund's best interest to do so.

- TELEPHONE TRANSACTION PRIVILEGES for purchases, redemptions or exchanges may be modified, suspended or terminated by the Fund at any time. If an account has more than one owner, the Fund and the Transfer Agent may rely on the instructions of any one owner. Telephone privileges apply to each owner of the account and the dealer representative of record for the account unless and until the Transfer Agent receives cancellation instructions from an owner of the account.

- TELEPHONE INSTRUCTIONS. Generally, neither the Fund, the bank trust department nor the Transfer Agent will be responsible for any claims, losses or expenses for acting on telephone instructions that are reasonably believed to be genuine. The Transfer Agent and the Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine and if they do not employ reasonable procedures they may be liable for any losses due to unauthorized or fraudulent instructions. The identification procedures may include, but are not limited to, the following: account number, registration and address, personalized security codes, taxpayer identification number and other information particular to the account. Your Investment Professional, bank trust department or the Transfer Agent may also record calls, and you should verify the accuracy of your confirmation statements immediately after you receive them.

- REDEMPTION OR TRANSFER REQUESTS WILL NOT BE HONORED UNTIL THE TRANSFER AGENT RECEIVES ALL REQUIRED DOCUMENTS IN PROPER FORM. From time to time, the Transfer Agent in its discretion may waive certain of the requirements for redemptions stated in this Prospectus.

- DEALERS THAT CAN PERFORM ACCOUNT TRANSACTIONS FOR THEIR CLIENTS BY PARTICIPATING IN NETWORKING through the National Securities Clearing Corporation are responsible for obtaining their clients' permission to perform those transactions and are responsible to their clients who are shareholders of the Victory Portfolios if the dealer performs any transaction erroneously.

- THE REDEMPTION PRICE FOR SHARES WILL VARY from day to day because the value of the securities in the Fund fluctuates, and the value of your shares may be more or less than their original cost.

- PAYMENT FOR REDEEMED SHARES is made ordinarily in cash and forwarded by check within three business days after the Transfer Agent receives redemption instructions in proper form, except under unusual circumstances determined by the Commission delaying or suspending such payments. The Transfer Agent may delay forwarding a check for recently purchased shares, but only until the purchase payment has cleared. That delay may be as much as 15 days from the date the shares were purchased. That delay may be avoided if you arrange with your bank to provide telephone or written assurance to the Transfer Agent that your purchase payment has cleared.

- INVOLUNTARY REDEMPTIONS OF SMALL ACCOUNTS. If your account value has fallen below $500, you will be given 60 days' notice to reestablish the minimum balance. If you do not increase your minimum balance, your account may be closed and the proceeds mailed to you at the record address. In some cases involuntary redemptions may be made to repay the Distributor for losses from the cancellation of share purchase orders. Under unusual circumstances, shares of the Fund may be redeemed "in kind," which means that the redemption proceeds will be paid with securities from the Fund. Please refer to the Statement of Additional Information for more details.

- "BACKUP WITHHOLDING" of Federal income tax may be applied at the rate of 31% from dividends, distributions and redemption proceeds (including exchanges) if you fail to furnish the Victory Portfolios with a certified Social Security or taxpayer identification number when you sign your application, or if you violate Internal Revenue Service regulations on tax reporting of dividends.

- THE VICTORY PORTFOLIOS DOES NOT CHARGE A REDEMPTION FEE, but if your Investment Professional handles your redemption, they may charge a separate service fee. Under the circumstances described in "How to Invest," you may be subject to CDSC when redeeming Class B shares.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS. The Fund ordinarily declares and pays dividends separately for Class A and Class B shares from its net investment income monthly. The Fund distributes substantially all net capital gains, if any, to shareholders each year, to the extent necessary to qualify for favorable federal tax treatment.

CAPITAL GAINS. The Fund may make distributions annually out of any net short-term or long-term capital gains, and the Fund may make supplemental distributions of dividends and capital gains following the end of its fiscal year.

DISTRIBUTION OPTIONS

When you fill out your account application, you can specify how you want to receive your dividend distributions. Currently, there are five available options:

1. REINVESTMENT OPTION. Your income and capital gain dividends, if any, will be automatically reinvested in additional shares of the Fund. Income and capital gain dividends will be reinvested at the net asset value of your class of shares of the Fund as of the day after the record date. If you do not indicate a choice on your application, you will be assigned this option.

2. CASH OPTION. You will receive a check for each income or capital gain dividend, if any. Distribution checks will be mailed no later than 7 days after the dividend payment date which may be more than 7 days after the dividend record date.

3. INCOME EARNED OPTION. You will have your capital gain dividend distributions, if any, reinvested automatically in the Fund and have your income dividends paid in cash.

4. DIRECTED DIVIDENDS OPTION. You will have income and capital gain dividends, or only capital gain dividends, automatically reinvested in shares of another fund of the Victory Group. Shares will be purchased at the NAV as of the dividend record date. If you are reinvesting dividends of a fund sold without a sales charge in shares of a fund sold with a sales charge, the shares will be purchased at the public offering price. If you are reinvesting dividends of a fund sold with a sales charge in shares of a fund sold with or without a sales charge, the shares will be purchased at net asset value. Dividend distributions can be directed only to an existing account with a registration that is identical to that of your Fund account.

5. DIRECTED BANK ACCOUNT OPTION. You will have your income and capital gain dividends, or only your income dividends, automatically transferred to your bank checking or savings account. The amount will be determined on the dividend record date and will normally be transferred to your account within 7 days of the dividend record date. Dividend distributions can be directed only to an existing account with a registration that is identical to that of your Fund account. Please call or write the Transfer Agent to learn more about this dividend distribution option.

Any election or revocation of any of the above dividend distribution options may be made in writing to the Fund and sent to Primary Funds Service Corporation, P.O. Box 9741, Providence, RI 02940-9741, or by calling the Transfer Agent at 800-539-3863, and will become effective with respect to dividends having record dates after receipt of the application or request by the Transfer Agent.

Reinvested dividend distributions receive the same tax treatment as dividend distributions paid in cash.

COMPLETE REDEMPTIONS: If you request a complete redemption of all your Fund shares, any dividend accrued to your account will be included in the redemption check.

STATEMENTS AND REPORTS: You will receive a monthly statement reflecting all transactions that affect the share balance or the registration of your Fund account. You will receive a confirmation after every transaction that affected the share balance of your Fund account, except for dividend reinvestment, systematic investment and systematic withdrawal transactions. These transactions will be detailed in your Fund account statement. Transactions that affect the share balance of your Fund investment in an account established with an Investment Professional or financial institution will be detailed in regular statements or through confirmation procedures of the financial institution. Certificates representing shares of the Fund will not be issued. An IRS Form 1099-DIV with federal tax information will be mailed to you by January 31 of each tax year and also will be filed with the IRS. At least twice a year, you will receive the Fund's financial reports.

FEDERAL TAXES

The Fund intends to qualify each year and elect to be treated as a separate "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "IRS Code"). If the Fund is treated as a "regulated investment company" and all its taxable income is distributed to its shareholders in accordance with the timing requirements imposed by the IRS Code, it will not be subject to federal income tax on its income. The Fund's distributions that are attributable to its net investment income and short-term capital gains are taxable as ordinary income, and its distributions from long-term capital gains are taxed as long-term capital gains. Such distributions are taxable when they are paid, whether taken in cash or reinvested in additional shares, except that distributions declared in October, November or December and paid during the following January are taxable as if paid and received on December 31. Dividends received from the Fund by corporate shareholders are not entitled to the dividends-received deduction. The Fund sends tax statements to its shareholders (with copies to the Internal Revenue Service (the "IRS")) by January 31 showing the amounts and tax status of distributions made (or deemed made) during the preceding calendar year.

Although excluded from gross income for regular federal income tax purposes, exempt-interest dividends, together with other tax-exempt interest, are required to be reported on shareholders' federal income tax returns, and are taken into account in determining the portion, if any, of Social Security benefits which must be included in gross income for federal income tax purposes. In addition, exempt-interest dividends paid out of interest on certain municipal securities may be treated as a tax preference item for both individual and corporate shareholders potentially subject to an alternative minimum tax ("AMT"), and all exempt-interest dividends will be included in computing a corporate shareholder's adjusted current earnings, upon which a separate corporate preference item is based which may be subject to AMT and to the environmental superfund tax. Interest on indebtedness incurred, or continued, to purchase or carry shares of the Fund is not deductible. Further, entities or persons who may be "substantial users" (or persons related to "substantial users") of facilities financed by certain types of municipal securities should consult with their own tax advisers before purchasing shares of the Fund.

The exclusion from gross income for federal income tax purposes of exempt-interest dividends does not necessarily result in exclusion under the income or any other tax laws of any state or local taxing authority. However, to the extent that exempt-interest dividends on shares of the Fund are derived from interest received by the Fund on obligations of New York State, its political subdivisions or its duly constituted authorities, they will be exempt from New York State and New York City personal income taxes for a New York resident individual shareholder. Exempt-interest dividends will not be excluded in determining New York State or New York City franchise taxes applicable to corporations or financial institutions. You should consult with your tax adviser concerning the application of state and local taxes to an investment in the Fund, which may differ from the Federal income tax consequences described above.

REDEMPTION OR EXCHANGES

Investors may realize a gain or loss when redeeming (selling) or exchanging shares. For most types of accounts, the Fund reports the proceeds to the IRS annually. Because the shareholders' tax treatment also depends on their purchase price and personal tax positions, shareholders should keep their regular account statements to use in determining their tax. See "Buying a Dividend."

"BUYING A DIVIDEND"

On the record date for a distribution of ordinary income or capital gains dividend, the net asset value of the Fund is reduced by the amount of the distribution. An investor who buys shares just before the record date ("buying a dividend") will pay the full price for the shares and then receive a portion of the purchase price back as a taxable distribution.

OTHER TAX INFORMATION

The information above is only a summary of some of the federal income tax consequences generally affecting the Fund and its shareholders, and no attempt has been made to discuss individual tax consequences. A prospective investor should also review the more detailed discussion of federal income tax considerations in the Statement of Additional Information. In addition to federal income tax, a shareholder may be subject to state or local taxes on the shareholder's investment, depending on the laws in the shareholder's area. Investors considering an investment in the Fund should consult their tax adviser to determine whether the Fund is suitable to their particular tax situation.

When investors sign their account application, they are asked to provide their correct social security or taxpayer identification number and other required certifications. If investors do not comply with IRS regulations, the IRS can require the Fund to withhold 31% of taxable distributions and redemptions from their account.

                                  PERFORMANCE

From time to time, performance information for each class of shares of the Fund showing total return of each class of shares may be presented in advertisements, sales literature and in reports to shareholders. Such performance figures are based on historical earnings and are not intended to indicate future performance. Average annual total return will be calculated over a stated period of more than one year. Average annual total return is measured by comparing the value of an investment in a class at the beginning of the relevant period (as adjusted for sales charges, if any) to the redemption value of the investment at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions) and annualizing that figure. Aggregate total return is calculated similarly to average annual total return, except that the resulting difference is not annualized.

From time to time performance information for each class of shares of the Fund showing the yield and/or effective yield for each class of shares may also be presented in advertisements, sales literature and in reports to shareholders. Yields for Class A shares reflect the deduction of the maximum sales charge. Yields for Class B shares do not reflect the deduction of the CDSC. Such performance figures are based on historical earnings and are not intended to indicate future performance. Yield will be computed by dividing the Fund's net investment income per share earned during a recent thirty-day period by the Fund's maximum offering price per share (reduced by any undeclared earned income expected to be paid shortly as a dividend) on the last day of the period and annualizing the result. Effective yield is computed in a similar manner, but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

The Fund may also quote TAXABLE-EQUIVALENT YIELDS, which show the taxable yields an investor would have to earn, before taxes, to equal the tax-free yields for a class of shares of the Fund. A tax-equivalent yield is calculated by dividing the Fund's tax-exempt yield for each class of shares of the Fund by the result of one minus the sum of the stated federal, state and city tax rates, and taking into account the deductibility of state and city taxes from federal tax. If only a portion of the Fund's income is tax-exempt, only that portion is adjusted in the calculation.

Investors may also judge, and the Victory Portfolios may at times advertise, the performance of the Fund by comparing it to the performance of other mutual funds with comparable investment objectives and policies, which performance may be contained in various unmanaged mutual fund or market indices or rankings such as those prepared by Dow Jones & Co., Inc. and Standard & Poor's Corporation, in publications issued by Lipper Analytical Services, Inc., and in the following publications: IBC/Donoghue's Money Fund Reports, Ibbotson Associates, Inc., Morningstar, CDA/Wiesenberger, Money Magazine, Forbes, Barron's, The Wall Street Journal, The New York Times, Business Week, American Banker, Fortune, Institutional Investor, U.S.A. Today and local newspapers. In addition, general information about the Fund that appears in publications such as those mentioned above may also be quoted or reproduced in advertisements, sales literature or in reports to shareholders.

Performance is a function of the type and quality of instruments held in the Fund's portfolio, operating expenses, and market conditions. Consequently, current performance will fluctuate and is not necessarily representative of future results. Any fees charged by service providers with respect to customer accounts for investing in shares of the Fund will not be reflected in performance calculations.

Additional information regarding the performance of each of the Victory Portfolios is included in the Victory Portfolios' annual report, which is available free of charge by calling 800-539-3863.


                           FUND ORGANIZATION AND FEES

The Victory Portfolios is an open-end management investment company, commonly known as a mutual fund, and currently consisting of twenty-eight series portfolios, four of which are inactive. The Victory Portfolios has been operating continuously since 1986, when it was created under Massachusetts law as a Massachusetts business trust, although certain of its funds have a prior operating history from their predecessor funds. On February 29, 1996, the Victory Portfolios converted from a Massachusetts business trust to a Delaware business trust. The Victory Portfolios' offices are located at 3435 Stelzer Road, Columbus, OH 43219-3035.

REORGANIZATION WITH PREDECESSOR FUND

The Predecessor Fund was a portfolio of The Victory Funds. On May 26, 1995, the Shareholders of the Predecessor Fund, approved an Agreement and Plan of Reorganization (the "Reorganization Plan"). Under the Reorganization Plan, the Predecessor Fund transferred all its assets and liabilities to the Fund in exchange for shares of the Fund, which were distributed pro rata to shareholders of the Predecessor Fund, who then became shareholders of the Fund (the "Reorganization"). The Predecessor Fund has ceased operations. The Fund had no assets and did not begin operations until the Reorganization occurred.

Overall responsibility for management of the Victory Portfolios rests with its Board of Trustees, who are elected by the shareholders of the Victory Portfolios.


INVESTMENT ADVISER AND SUB-ADVISER

Key Advisers is the investment adviser to the Fund. Key Advisers directs the investment of the Victory Portfolios' assets, subject at all times to the supervision of the Victory Portfolios' Board of Trustees. Key Advisers continually supervises the investment and reinvestment of cash, securities and other property comprising the assets of the Victory Portfolios.

Key Advisers was organized as an Ohio corporation on July 27, 1995 and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. It is a wholly-owned subsidiary of KeyCorp Asset Management Holdings, Inc., which is a wholly-owned subsidiary of Society National Bank, a wholly-owned subsidiary of KeyCorp. Affiliates of Key Advisers manage approximately $37 billion for numerous clients including large corporate and public retirement plans, Taft-Hartley plans, foundations and endowments, high net worth individuals and mutual funds.

For the services provided and expenses incurred pursuant to its investment advisory agreement with the Victory Portfolios respecting the Fund, Key Advisers receives a fee, computed daily and paid monthly, at the annual rate of fifty-five one-hundredths of one percent (.55%) of the average daily net assets of the Fund. The advisory fees for the Fund have been determined to be fair and reasonable in light of the services provided to the Fund. Key Advisers may periodically waive all or a portion of its advisory fee with respect to the Fund to increase the net income of the Fund available for distribution as dividends. Prior to January 1, 1996, the Sub-Adviser (Society Asset Management, Inc.) served as investment adviser to the Fund. During the Fund's fiscal year ended October 31, 1995, the Sub-Adviser received investment advisory fees aggregating ___% of the average daily net assets of the Fund.

Under the investment advisory agreement between the Victory Portfolios, on behalf of the Fund, and Key Advisers, Key Advisers may delegate a portion of its responsibilities to a subadviser. In addition, the investment advisory agreement provides that Key Advisers may render services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser of the Fund and are under the common control of KeyCorp as long as all such persons are functioning as part of an organized group of persons, managed by authorized officers of Key Advisers.

Key Advisers has entered into an investment sub-advisory agreement with its affiliate, Society Asset Management, Inc., a registered investment adviser, on behalf of the Fund. The Sub-Adviser is a wholly-owned subsidiary of KeyCorp Asset Management Holdings, Inc. For its services under the investment sub-advisory agreement, Key Advisers pays the Sub-Adviser sub-advisory fees at an annual rate as a percentage of the Fund's average daily net assets as follows: .40% of the first $10 million of average daily net assets; .30% of the next $15 million of average daily net assets; .25% of the next $25 million of average daily net assets; and .20% of average daily net assets in excess of $50 million. The Fund is the successor to the New York Tax-Free Portfolio, which is the successor to the Investors Preference New York Tax-Free Fund, Inc. The Fund may also quote historical performance of the Predecessor Fund and the Investors Preference New York Tax-Free Fund, Inc.

The person primarily responsible for the investment management of the Fund, as well as his previous experience is as follows:

        PORTFOLIO                     MANAGING                       PREVIOUS
         MANAGER                     FUND SINCE                     EXPERIENCE
      Paul Toft              September, 1994                Vice President, Society
                                                            Asset Management, Inc;
                                                            Portfolio Manager,
                                                            Society Asset Management,
                                                            Inc. since September,
                                                            1994; Vice President and
                                                            Manager, Nike Securities,
                                                            L.P., 1991-1994;
                                                            formerly, Assistant Vice
                                                            President, Van Kampen
                                                            Merrett, 1990-1991



ADMINISTRATOR AND DISTRIBUTOR

Concord Holding Corporation is the Administrator for the Fund. Victory Broker-Dealer Services, Inc. is the Fund's principal underwriter and Distributor.

The Administrator generally assists in all aspects of the Fund's administration and operation. For expenses incurred and services provided as Administrator pursuant to its management and administration agreement with the Victory Portfolios, the Administrator receives a fee from the Fund, computed daily and paid monthly, at an annual rate of fifteen one-hundredths of one percent (.15%) of the Fund's average daily net assets. The Administrator may periodically waive all or a portion of its administrative fee with respect to the Fund to increase the net income of the Fund available for distribution as dividends. During the fiscal year ended October 31, 1995, the Fund paid administration fees of .__% of its average daily net assets.

TRANSFER AGENT AND FUND ACCOUNTANT

Primary Funds Service Corporation, P.O. Box 9741, Providence, RI 02940-9741, serves as the Fund's Transfer Agent pursuant to a Transfer Agency and Shareholder Service Agreement with the Victory Portfolios and receives a fee for such services based on various criteria, including assets, transactions and the number of accounts. BISYS Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, OH 43219, provides certain accounting services for the Fund pursuant to a Fund Accounting Agreement and receives a fee for such services.

SHAREHOLDER SERVICING

Shareholder services are provided to the Fund pursuant to agreements between the Victory Portfolios and various shareholder servicing agents, including Key Trust Company of Ohio, N.A. and its affiliates and other financial institutions and securities brokers (each a "Shareholder Servicing Agent"). Each Shareholder Servicing Agent generally will provide support services to shareholders by establishing and maintaining accounts and records, processing dividend and distribution payments, providing account information, arranging for bank wires, responding to routine inquires, forwarding shareholder communication, assisting in the processing of purchase, exchange and redemption requests, and assisting shareholders in changing dividend options, account designations and addresses. For expenses incurred and services provided as Shareholder Servicing Agent pursuant to its respective Shareholder Servicing Agreement, the Fund pays each Shareholder Servicing Agent a fee computed daily and paid monthly, in amounts aggregating not more than twenty-five one-hundredths of one percent (.25%) of the average daily net assets of the Fund per year. A Shareholder Servicing Agent may periodically waive all or a portion of its respective shareholder servicing fees with respect to the Fund to increase the net income of the Fund available for distribution as dividends. During the fiscal period ended October 31, 1995, the Fund paid Shareholder Servicing fees of __% of the Fund's average daily net assets.

EFFECT OF BANKING LAWS

Key Advisers and the Sub-Adviser believe that they may perform the investment advisory services for the Fund contemplated by the investment advisory (and sub-advisory) agreement (the "Advisory Agreement") for the Fund. In the Investment Advisory Agreement with the Victory Portfolios, Key Advisers and the Sub-Adviser have represented that they possess the legal authority to perform the investment advisory services contemplated therein and described in this Prospectus. Key Trust Company of Ohio, N.A. and its affiliates also believe that they also may perform the services for the Victory Portfolios contemplated by the Shareholder Servicing Agreement with the Victory Portfolios without violating applicable banking laws and regulations. Future changes in federal or state statutes and regulations relating to permissible activities of banks or bank holding companies and their subsidiaries and affiliates, as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations, could change the manner in which Key Advisers, the Sub-Adviser, Key Trust Company of Ohio, N.A. and its affiliates could continue to perform such services for the Victory Portfolios. See the Statement of Additional Information ("Glass-Steagall Act") for further discussion.

BUSINESS MANAGEMENT AGREEMENT

In connection with its obligations under its investment sub-advisory agreement with Key Advisers, the Sub-Adviser has entered into a Business Management Agreement with Key Advisers pursuant to which Key Advisers provides certain administrative and support services to the Sub-Adviser. Such services include preparing reports to the Company's Board of Trustees, recordkeeping services, and services rendered in connection with the preparation of regulatory filings and other reports, and regulatory and compliance systems and other administrative and support services.

For such services, the Sub-Adviser pays fees to Key Advisers at an annual rate as follows: .25% on the first $10 million of average daily net assets; .15% of the next $15 million of average daily net assets; .10% of the next $25 million of average daily net assets; and .05% of average daily net assets in excess of $50 million.

EXPENSES

For the fiscal year ended October 31, 1995, the Fund's total operating expenses were ____% of Class A Shares' average daily net assets and ____% of Class B shares' average daily net assets.

CUSTODIAN

Key Trust Company of Ohio, N.A. serves as custodian for the Fund and receives fees for its services.

INDEPENDENT ACCOUNTANTS

Coopers & Lybrand L.L.P. serves as the Fund's independent accountants.


                             ADDITIONAL INFORMATION

The Victory Portfolios may issue an unlimited number of shares and classes of the Fund. Shares of each class of the Fund participate equally in dividends and distributions and have equal voting, liquidation and other rights. When issued and paid for, shares will be fully paid and nonassessable by the Victory Portfolios and will have no preference, conversion, exchange or preemptive rights. Shareholders are entitled to one vote for each full share owned and fractional votes for fractional shares owned. For those investors with qualified trust accounts established with affiliates of the Adviser, the trustee will vote the shares at meetings of the Fund's shareholders in accordance with the shareholder's instructions or will vote in the same percentage as shares that are not held in trust. The trustee will forward to these shareholders all communications received by the trustee, including proxy statements and financial reports. The Victory Portfolios and the Fund are not required to hold annual meetings of shareholders and in ordinary circumstances do not intend to hold such meetings. The Trustees may call special meetings of shareholders for action by shareholder vote as may be required by the 1940 Act or the Victory Portfolios of Trust Instrument. Under certain circumstances, the Trustees may be removed by action of the Trustees or by the shareholders. Shareholders holding 10% or more of the Victory Portfolios' outstanding shares may call a special meeting of shareholders for the purpose of voting upon the question of removal of Trustees.

The Victory Portfolio's Board of Trustees may authorize the Victory Portfolios to offer other funds which may differ in the types of securities in which their assets may be invested.

Key Advisers, the Sub-Adviser and the Victory Portfolios have adopted Codes of Ethics ( the "Codes") which require investment personnel (a) to pre-clear all personal securities transactions, (b) to file reports regarding such transactions, and (c) to refrain from personally engaging in (i) short-term trading of a security, (ii) transactions involving a security within seven days of a Victory fund transaction involving the same security, and (iii) transactions involving securities being considered for investment by a Victory fund. The Codes also prohibit investment personnel from purchasing securities in an initial public offering. Personal trading reports are reviewed periodically by Key Advisers or the Sub-Adviser, and the Board of Trustees reviews annually such reports (including information on any substantial violations of the Codes). Violations of the Codes may result in censure, monetary penalties, suspension or termination of employment.

DELAWARE LAW

The Delaware Business Trust Act (the "Delaware Act") provides that a shareholder of a Delaware business trust shall be entitled to the same limitation of personal liability extended to stockholders of Delaware corporations. In light of Delaware law, the nature of the Victory Portfolios' business, and the nature of its assets, management of the Victory Portfolios believes that the risk of personal liability to a Fund shareholder would be extremely remote.

In the unlikely event a shareholder is held personally liable for the Victory Portfolios' obligations, the Victory Portfolios is required to use its property to protect or compensate the shareholder. On request, the Victory Portfolios will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Victory Portfolios. Therefore, financial loss resulting from liability as a shareholder will occur only if the Victory Portfolios itself cannot meet its obligations to indemnify shareholders and pay judgments against them.

Delaware law authorizes electronic or telephonic communications between shareholders and the Victory Portfolios. Under Delaware law, the Successor Company has the flexibility to respond to future business contingencies. For example, the Trustees will have the power to incorporate the Victory Portfolios, to merge or consolidate it with another entity, to cause each fund to become a separate trust, and to change the Victory Portfolios' domicile without a shareholder vote. This flexibility could help reduce the expense and frequency of future shareholder meetings for non-investment related issues.

MISCELLANEOUS

Shareholders will receive Semi-Annual Reports, which are unaudited, and Annual Reports, which are audited by independent public accountants, describing the investment operations of the Fund. Each of these reports, when available for a particular fiscal year end or the end of a semi-annual fiscal period is incorporated herein by reference. The Victory Portfolios may include information in their Annual Reports and Semi-Annual Reports to shareholders that (i) describes general economic trends, (ii) describes general trends within the financial services industry or the mutual fund industry, (iii) describes past or anticipated portfolio holdings for the Fund or (iv) describes investment management strategies for the Victory Portfolios. Such information is provided to inform shareholders of the activities of the Victory Portfolios for the most recent fiscal year or semi-annual fiscal period and to provide the views of Key Advisers, the Sub-Adviser and/or the Victory Portfolios' officers regarding expected trends and strategies.

Inquiries regarding the Victory Portfolios or the Fund may be directed in writing to the Victory Portfolios at Primary Funds Service Corporation, P.O. Box 9741, Providence, RI 02940-9741, or by telephone, toll-free, at 800-539-3863.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS, AND IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE
VICTORY PORTFOLIOS OR THE   DISTRIBUTOR.  THIS PROSPECTUS DOES NOT CONSTITUTE
AN OFFERING BY THE VICTORY PORTFOLIOS OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

The
VICTORY
Portfolios
Ohio Municipal Bond Fund



PROSPECTUS             For current yield, purchase, and redemption information,
March 1, 1996                                 call 800-539-FUND or 800-539-3863



THE VICTORY PORTFOLIOS (the "Victory Portfolios") is a registered open-end management investment company that offers investors a selection of money market, fixed-income, municipal bond, domestic and international equity portfolios. This Prospectus relates to the Victory Ohio Municipal Bond Fund (the "Fund") a non-diversified portfolio. KeyCorp Mutual Fund Advisers, Inc., Cleveland, Ohio, an indirect subsidiary of KeyCorp, is the investment adviser to the Fund ("Key Advisers" or the "Adviser"). Society Asset Management, Inc., Cleveland, Ohio, an indirect subsidiary of KeyCorp, is the investment sub-adviser to the Fund ("Society" or the "Sub-Adviser"). Concord Holding Corporation is the Fund's administrator (the "Administrator"). Victory Broker-Dealer Services, Inc. is the Fund's distributor (the "Distributor").



The Fund seeks to produce a high level of current interest income which is exempt from both federal income tax and Ohio personal income tax. Under normal market conditions, the Fund will invest at least 80% of its total assets in investment grade obligations issued by or on behalf of the State of Ohio and its political subdivisions, the interest on which is exempt from federal income tax and Ohio personal income tax and not treated as a preference item for purposes of the federal alternative minimum tax for individuals and corporations. The Fund will maintain a dollar-weighted average portfolio maturity of between five and fifteen years.



Please read this Prospectus before investing. It is designed to provide you with information and to help you decide if the Fund's goals match your own. Retain this document for future reference. A Statement of Additional Information (dated March 1, 1996) for the Fund and an audited report for the fiscal year ended October 31, 1995 for the Fund has been filed with the Securities and Exchange Commission and is incorporated herein by reference. The Statement of Additional Information is available without charge upon request by calling 800-539-3863.


SHARES OF THE FUND ARE:

-        NOT INSURED BY THE FDIC;

- NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY KEYCORP BANK, ANY OF ITS AFFILIATES, OR ANY OTHER BANK;

- SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION ("COMMISSION") OR ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE, NOR HAS THE COMMISSION OR ANY SUCH STATE AUTHORITY PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS                                                                                       PAGE
Summary of Fund Expenses                                                                                   2
Financial Highlights                                                                                       3
The Fund's Investment Objective                                                                            4
The Fund's Investment Policies and Risk Factors                                                            4
How to Invest, Exchange and Redeem                                                                        10
Dividends, Distributions and Taxes                                                                        16
Performance                                                                                               18
Fund Organization and Fees                                                                                19
Additional Information                                                                                    21

                            SUMMARY OF FUND EXPENSES

The table below summarizes the expenses associated with the Fund. This standard format was developed for use by all mutual funds to help you make your investment decisions. Of course, you should consider this expense information along with other important information in this Prospectus, including the Fund's investment objective.


SHAREHOLDER TRANSACTION EXPENSES(1)

         Maximum Sales Load Imposed on Purchases (as a percentage
           of offering price)                                                                           4.75%
         Maximum Sales Load Imposed on Reinvested Dividends                                             None
         Deferred Sales Load                                                                            None
         Redemption Fees                                                                                None
         Exchange Fees                                                                                  None



ANNUAL FUND OPERATING EXPENSES AFTER EXPENSE WAIVERS AND REIMBURSEMENTS (as a percentage of average net assets)



         Management Fees (2)                                                                             .46%
         Administration Fees                                                                             .15%
         Other Expenses                                                                                  .29%
                                                                                                         ---
         Total Fund Operating Expenses(3)                                                                .90%
                                                                                                         ===



EXAMPLE:  You would pay the following expenses on a $1,000 investment, assuming
(1) a 5% annual return and (2) full redemption at the end of each time period.



                                                        1 YEAR        3 YEARS         5 YEARS      10 YEARS
                                                        ------        -------         -------      --------
                                                          $56           $75             $95          $153



(1) Subsidiaries, correspondents, affiliate banks, and non-bank affiliates of KeyCorp may charge a customer's account fees for services provided in connection with investment in the Fund. (See "How To Invest, Exchange and Redeem.")



(2) Key Advisers has agreed to reduce its investment advisory fee for the indefinite future. The Adviser may terminate this voluntary waiver at its sole discretion. Absent the voluntary reduction of investment advisory fees, "Management Fees" as a percentage of average daily net assets would be .60%.



(3) These amounts include an estimate of the shareholder servicing fees the Fund expects to pay. (See "Fund Organization and Fees - Shareholder Servicing."



The purpose of the table above is to assist the investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. See "Fund Organization and Fees" for a more complete discussion of annual operating expenses of the Fund. THE FOREGOING EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                              FINANCIAL HIGHLIGHTS



THE FUND'S FINANCIAL HISTORY



The table below sets forth certain financial information with respect to the financial highlights for the Fund for the periods indicated. The information below (unless otherwise noted) has been derived from financial statements audited by Coopers & Lybrand L.L.P., independent public accountants for the Victory Portfolios, whose report thereon is included in the Statement of Additional Information.



                      THE VICTORY OHIO MUNICIPAL BOND FUND
                              FINANCIAL HIGHLIGHTS



                                                        SIX MONTHS                                                     MAY 18,
                                           YEAR ENDED      ENDED                 YEARS ENDED OCTOBER 31,               1990 TO
                                            OCT. 31,     APRIL 30,               -----------------------             OCTOBER 31,
                                              1995         1995         1994        1993        1992        1991       1990(A)
                                              ----         ----         ----        ----        ----        ----       -------
                                             [to be     (Unaudited)
                                           inserted]
Net Asset Value,
  Beginning of Period                                     $ 10.33      $ 11.52     $ 10.52     $ 10.37     $ 10.06     $ 10.00
                                                          -------      -------     -------     -------     -------     -------
INVESTMENT ACTIVITIES
  Net investment income                                      0.26         0.49        0.52        0.60        0.65        0.28
  Net realized and unrealized gains
    (losses) on investments                                  0.52        (0.94)       1.00        0.15        0.31        0.04
                                                          -------      -------     -------     -------     -------     -------
         Total from
           Investment Activities                             0.78        (0.45)       1.52        0.75        0.96        0.32
                                                          -------      -------     -------     -------     -------     -------
DISTRIBUTIONS
  Net investment income                                     (0.26)       (0.49)      (0.52)      (0.60)      (0.65)      (0.26)
  Net realized gains                                                     (0.25)
                                                          -------      -------     -------     -------     --------    -------
         Total Distributions                                (0.26)       (0.74)      (0.52)      (0.60)      (0.65)      (0.26)
                                                          -------      -------     -------     -------     ------      -------
Net Asset Value, End of Period                            $ 10.85      $ 10.33     $ 11.52     $ 10.52     $ 10.37     $ 10.06
                                                          =======      =======     =======     =======     =======     =======
TOTAL RETURN
  (Excludes Sales Charge)                                    7.67%(c)    (4.08)%     14.75%       7.34%       9.87%       3.27%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of  Period (000)                          $58,137      $57,704     $50,676     $17,676     $ 8,042     $ 6,315
Ratio of expenses to
  average net assets                                         0.64%(b)     0.51%       0.42%       0.09%       0.01%       0.38%(b)
Ratio of net investment
  income to average net assets                               4.88%(b)     4.58%       4.77%       5.76%       6.39%       6.11%(b)
Ratio of expenses to
  average net assets*                                        0.95%(b)     1.09%       0.86%       0.84%          0%       1.17%(b)
Ratio of net investment income
  to average net assets*                                     4.58%(b)     4.01%       4.33%       5.01%                   5.32%(b)
Portfolio turnover                                          64.80%       52.59%     150.76%      47.28%      15.06%      17.62%



  * During the period the investment advisory, administration, shareholder service and/or fund accounting fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would be as indicated.



(a)      Period from commencement of operations.



(b)      Annualized.



(c)      Aggregate.

                        THE FUND'S INVESTMENT OBJECTIVE



The investment objective of the Fund is to produce a high level of current interest income which is exempt from both federal income tax and Ohio personal income tax. The investment objective of the Fund is fundamental and may not be changed without a vote of the holders of a majority of the Fund's outstanding voting securities (as defined in the Statement of Additional Information). There can be no assurance the investment objective of the Fund will be achieved.



                         THE FUND'S INVESTMENT POLICIES



Under normal market conditions, the Fund will invest at least 80% of its total assets in investment grade obligations issued by or on behalf of the State of Ohio and its political subdivisions, the interest on which, in the opinion of the issuer's bond counsel at the time of issuance, is exempt from both federal income tax and Ohio personal income tax and not treated as a preference item for purposes of the federal alternative minimum tax ("Ohio Tax-Exempt Obligations"). Under normal market conditions, the Fund will invest at least 65% of its total assets in Ohio Tax-Exempt Obligations that are bonds. The Fund will maintain a dollar-weighted average portfolio maturity of between five and fifteen years.



Investment in the Fund would not be appropriate for tax-deferred plans, such as IRA and Keogh plans. Investors should consult a tax or other financial adviser to determine whether investment in the Fund would be suitable for them.



Changes in the value of portfolio securities will not affect cash income, if any, derived from these securities but will affect the Fund's net asset value. Because the Fund invests primarily in debt securities, which fluctuate in value, the Fund's shares will fluctuate in value.



ACCEPTABLE INVESTMENTS AND ASSOCIATED RISKS. The Fund may invest in the following instruments:



- U.S. GOVERNMENT SECURITIES. The Fund may invest in obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association ("GNMA") and the Export-Import Bank of the United States, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association ("FNMA") are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Student Loan Marketing Association ("SLMA"), are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Federal Farm Credit Banks or the Federal Home Loan Mortgage Corporation ("FHLMC"), are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government will provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so by law. The Fund will invest in the obligations of such agencies or instrumentalities only when Key Advisers or the Sub-Adviser believes that the credit risk with respect thereto is minimal.



- RECEIPTS. In addition to bills, notes and bonds issued by the U.S. Treasury, the Fund may also purchase separately traded interest and principal component parts of such obligations that are transferable through the Federal book entry system, known as Separately Traded Registered Interest and Principal Securities ("STRIPS") and Coupon Under Book Entry Safekeeping ("CUBES"). These instruments are issued by banks and brokerage firms and are created by depositing Treasury notes and Treasury bonds into a special account at a custodian bank; the custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Receipts include Treasury Receipts ("TRs"), Treasury Investment Growth Receipts ("TIGRs") and Certificates of Accrual on Treasury Securities ("CATS").



STRIPS, CUBES, TRs, TIGRs and CATS are sold as zero coupon securities, which means that they are sold at a substantial discount and redeemed at face value at their maturity dates without interim cash payments of interest or principal. This discount is amortized over the life of the security, and such amortization will constitute the income earned on the security for both accounting and tax purposes. Because of these features, these securities may be subject to greater interest rate volatility than interest-paying U.S. Treasury obligations. The Fund will limit its investments in such instruments to 20% of its total assets.



- GOVERNMENT MORTGAGE-BACKED SECURITIES. The principal governmental (i.e., backed by the full faith and credit of the United States Government) guarantor of mortgage-related securities is GNMA. GNMA is a wholly-owned United States Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages.



Government-related (i.e., not backed by the full faith and credit of the United States Government) guarantors include FNMA and FHLMC. FNMA and FHLMC are government-sponsored corporations owned entirely by private stockholders. Pass-through securities issued by FNMA and FHLMC are guaranteed as to timely payment of principal and interest by FNMA and FHLMC but are not backed by the full faith and credit of the United States Government.



The investment characteristics of mortgage-related securities differ from traditional debt securities. These differences can result in greater price and yield volatility than is the case with traditional fixed income securities.
The major differences typically include more frequent interest and principal payments, usually monthly, the adjustability of interest rates, and the possibility that prepayments of principal may be made at any time. Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors. During periods of declining interest rates, prepayment rates can be expected to accelerate. Under certain interest rate and prepayment rate scenarios, the Fund may fail to recoup fully its investment in mortgage-backed securities (and incur capital losses) notwithstanding a direct or indirect governmental or agency guarantee. In general, changes in the rate of prepayments on a mortgage-related security will change that security's market value and its yield to maturity. When interest rates fall, high prepayments could force the Fund to reinvest principal at a time when investment opportunities are not attractive. Thus, mortgage-backed securities may not be an effective means for the Fund to lock in long-term interest rates. Conversely, during periods when interest rates rise, slow prepayments could cause the average life of the security to lengthen and the value to decline more than anticipated. However during periods of rising interest rates, principal repayments by mortgage-backed securities allow the Fund to reinvest at increased interest rates.



- COLLATERALIZED MORTGAGE OBLIGATIONS. Mortgage-related securities in which the Fund may invest may also include collateralized mortgage obligations ("CMOs"). CMOs are debt obligations issued generally by finance subsidiaries or trusts that are secured by mortgage-backed certificates, including, in many cases, certificates issued by government-related guarantors, including GNMA, FNMA and FHLMC, together with certain funds and other collateral. Although payment of the principal of and interest on the mortgage-backed certificates pledged to secure the CMOs may be guaranteed by GNMA, FNMA or FHLMC, the CMOs represent obligations solely of the issuer and are not insured or guaranteed by GNMA, FHLMC, FNMA or any other governmental agency, or by any other person or entity. The issuers of the CMOs typically have no significant assets other than those pledged as collateral for the obligations.



- MORTGAGE-RELATED SECURITIES ISSUED BY NON-GOVERNMENTAL ENTITIES. The Fund may invest in mortgage-related securities issued by non-governmental entities. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may also be the originators of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are not direct or indirect government guarantees of payments in the former pools. However, timely payment of interest and principal of these pools is supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Fund's investment quality standards. There can be no assurance that the private insurers can meet their obligations under the policies. The Fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the poolers, Key Advisers or the Sub-Adviser determines that the securities meet the Fund's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. The Fund will not purchase mortgage-related securities or any other assets which in Key Advisers or the Sub-Adviser's opinion are illiquid if, as a result, more than 15% of the value of the Fund's total assets will be invested in illiquid securities.



The Fund may purchase mortgage-related securities with stated maturities in excess of 10 years. Mortgage-related securities include collateralized mortgage obligations and participation certificates in pools of mortgages. The average life of mortgage-related securities varies with the maturities of the underlying mortgage instruments, which have maximum maturities of 40 years.
The average life is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of mortgage prepayments. The rate of such prepayments, and hence the average life of the certificates, will be a function of current market interest rates and current conditions in the relevant housing markets. The impact of prepayment of mortgages is described under "Government Mortgage-Backed Securities" above. Estimated average life will be determined by Key Advisers or the Sub-Adviser. Various independent mortgage-related securities dealers publish estimated average life data using proprietary models, and in making such determinations, Key Advisers or the Sub-Adviser will rely on such data except to the extent such data are deemed unreliable by Key Advisers or the Sub-Adviser. Key Advisers or the Sub-Adviser might deem data unreliable which appeared to present a significantly different estimated average life for a security than data relating to the estimated average life of comparable securities as provided by other independent mortgage-related securities dealers.



- OHIO TAX-EXEMPT OBLIGATIONS. The two principal classifications of Ohio Tax-Exempt Obligations which may be held by the Fund are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, and credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a specific revenue source such as the user of the facility being financed. Private activity bonds held by the Fund are in most cases revenue securities and are not payable from the revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.



Among other types of Ohio Tax-Exempt Obligations, the Fund may purchase Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes, Tax-Exempt Commercial Paper and other forms of short-term tax-exempt loans. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bonds to be sold or other revenues.



Investments by the Fund in refunded municipal bonds that are secured by escrowed obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities are considered to be investments in U.S. Government securities for purposes of the diversification requirements to which the Fund is subject under the Investment Company Act of 1940. As a result, more than 5% of the Fund's assets may be invested in such refunded bonds issued by a particular municipal issuer.



The Fund invests in Ohio Tax-Exempt Obligations which are rated at the time of purchase within the three highest rating categories by a nationally recognized statistical ratings organization ("NRSRO"), in the case of bonds (for example, "A" or higher by Moody's Investors Service ("Moody's") or Standard & Poor's ("S&P")); rated "A-2" or higher by S&P or "P-2" or higher by Moody's in the case of notes; rated "SP-1" or higher by S&P or "MIG-2" by Moody's in the case of tax-exempt commercial paper; or rated "VMIG-2" by Moody's in the case of variable rate demand obligations. Such ratings requirements do not constitute a fundamental investment objective or restriction. The Fund may also purchase Ohio Tax-Exempt Obligations which are unrated at the time of purchase but are determined to be of comparable quality by Key Advisers or the Sub-Adviser pursuant to guidelines approved by the Victory Portfolios' Board of Trustees. Opinions relating to the validity of Ohio Tax-Exempt Obligations and to the exemption of interest thereon from federal and Ohio state income tax are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Fund nor Key Advisers or the Sub-Adviser will review the proceedings relating to the issuance of Ohio Tax-Exempt Obligations or the basis for such opinions.



- TAXABLE OBLIGATIONS. The Fund may invest up to 20% of its net assets in taxable obligations or debt securities the interest income from which may be treated as an item of tax preference for purposes of the federal alternative minimum tax if, for example, suitable tax-exempt obligations are unavailable or if the acquisition of such securities is deemed appropriate for temporary defensive purposes. Taxable obligations may include obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities (some of which may be subject to repurchase agreements), certificates of deposit and bankers' acceptances of domestic banks and domestic branches of foreign banks, commercial paper meeting the Fund's quality standards (as described above) for tax-exempt commercial paper, and shares issued by other open-end registered investment companies issuing taxable dividends where the Fund's investment adviser waives a pro rata portion of its advisory fee; notwithstanding this waiver, such investments involve a layering of certain costs and expenses. To the extent required by the laws of any state in which shares of the Fund are sold, Key Advisers or the Sub-Adviser will waive its investment advisory fee as to all assets invested in other investment companies. These obligations are described further in the Statement of Additional Information.



The Fund may hold uninvested cash reserves pending investment, during temporary defensive periods or if, in the opinion of Key Advisers or the Sub-Adviser, suitable Ohio Tax-Exempt Obligations are unavailable. There is no percentage limitation on the amount of assets which may be held uninvested. Uninvested cash reserves will not earn income, and thus are not being utilized so as to meet the Fund's investment objective.



- PUTS. The Fund may acquire "puts" with respect to Ohio Tax-Exempt Obligations held in its portfolio. Under a put, the Fund has the right to sell a specified Ohio Tax-Exempt Obligation within a specified period of time at a specified price. A put will be sold, transferred, or assigned only with the underlying Ohio Tax-Exempt Obligation. The Fund will acquire puts solely to facilitate portfolio liquidity, shorten the maturity of underlying Ohio Tax-Exempt Obligations, or permit the investment of its assets at a more favorable rate of return. The Fund expects that it will generally acquire puts only where the puts are available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Fund may pay for a put either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the put (thus reducing the yield to maturity otherwise available for the same securities).



- STAND-BY COMMITMENTS. The Fund may acquire "stand-by commitments" with respect to Ohio Tax-Exempt Obligations held in its portfolio. Under a stand-by commitment, a dealer would agree to purchase at the Fund's option specified Ohio Tax-Exempt Obligations at a specified price. The Fund will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. Stand-by commitments acquired by the Fund may also be referred to as "put" options.



- WHEN-ISSUED SECURITIES. The Fund may purchase securities on a when-issued or delayed delivery basis. These transactions are arrangements in which the Fund purchases securities with payment and delivery scheduled for a future time, thereby involving the risk that the yield obtained in the transaction will be less than that available in the market when delivery takes place. When the Fund agrees to purchase securities on a when-issued basis, the Fund's custodian will set aside cash or liquid portfolio securities equal to the amount of that commitment in a separate account, and may be required to subsequently place additional assets in the separate account to maintain equivalence with the Fund's commitment. The Fund generally will not pay for such securities and no income accrues on the securities until they are received. Securities purchased on a when-issued basis are recorded as assets and are subject to changes in value prior to delivery based upon changes in the general level of interest rates and other market factors. The Fund does not intend to purchase when-issued or delayed delivery securities for speculative purposes, but only for the purpose of acquiring portfolio securities consistent with its investment objective and policies, and not for investment leverage.
In when-issued and delayed delivery transactions, the Fund relies on the seller to complete the transaction; its failure to do so may cause the Fund to miss a price or yield considered to be advantageous.



- VARIABLE AND FLOATING RATE SECURITIES. The Fund may purchase variable and floating rate tax-exempt notes with ratings that are within the three highest rating groups assigned by an NRSRO or, if unrated, which Key Advisers or the Sub-Adviser deems to be of comparable quality. There may be no active secondary market with respect to a particular variable or floating rate note. Nevertheless, the periodic readjustments of their interest rates tend to assure that their value to the Fund will approximate their par value. The interest rates on the variable and floating rate notes purchased by the Fund may be reset daily, weekly, quarterly, or some other rest period, and may be subject to a floor or ceiling. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. There may be no active secondary market with respect to a particular variable or floating rate note. Variable and floating rate notes for which no readily available market exists will be purchased in an amount which, together with other illiquid securities held by the Fund, does not exceed 15% of the Fund's respective total assets unless such notes are subject to a demand feature that will permit the Fund to receive payment of the principal within seven days after demand by the Fund therefor.



- REPURCHASE AGREEMENTS. Under the terms of a repurchase agreement, the Fund acquires securities from financial institutions or registered broker-dealers, subject to the seller's agreement to repurchase such securities at a mutually agreed upon date and price. The seller is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). If the seller were to default on its repurchase obligation or become insolvent, the Fund holding such obligation would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price, or to the extent that the disposition of such securities by the Fund were delayed pending court action. Repurchase agreements are considered by the staff of the Commission to be loans by the Fund.



- REVERSE REPURCHASE AGREEMENTS. The Fund may borrow funds for temporary purposes by entering into reverse repurchase agreements. Pursuant to such agreements, the Fund sells portfolio securities to financial institutions such as banks and broker-dealers, and agrees to repurchase them at a mutually agreed-upon date and price. At the time the Fund enters into a reverse repurchase agreement, it must place in a segregated custodial account assets having a value equal to the repurchase price (including accrued interest); the collateral will be marked to market on a daily basis, and will be continuously monitored to ensure that such equivalent value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings under the Investment Company Act of 1940 (the "1940 Act").



- INVESTMENT COMPANY SECURITIES. The Fund may also invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the securities of any one investment company or invest more than 10% of its total assets in the securities of other investment companies. Pursuant to an exemptive order received by the Victory Portfolios from the Securities and Exchange Commission, the Fund may invest in the money market funds of the Victory Portfolios. Key Advisers or the Sub-Adviser will waive its fee attributable to the Fund's assets invested in a fund of the Victory Portfolios, and, to the extent required by the laws of any state in which shares of the Fund are sold, Key Advisers or the Sub-Adviser will waive its investment advisory fee as to all assets invested in other investment companies. Because such other investment companies employ an investment adviser, such investment by the Fund will cause shareholders to bear duplicative fees such as management fees, to the extent such fees are not waived by Key Advisers or the Sub-Adviser.



- PRIVATE PLACEMENT INVESTMENTS. The Fund may invest in commercial paper issued in reliance on the exemption from registration afforded by Section 4(2) of the 1933 Act. Section 4(2) commercial paper is restricted as to disposition under federal securities law and is generally sold to institutional investors, such as the Fund, that agree they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) commercial paper is normally resold to other institutional investors like the Fund through or with the assistance of the issuer or investment dealers who make a market in
Section 4(2) commercial paper, thus providing liquidity. The Fund believes that Section 4(2) commercial paper and possibly certain other restricted securities that meet the criteria for liquidity established by the Trustees are quite liquid. The Fund intends, therefore, to treat the restricted securities that meet the criteria for liquidity established by the Trustees, including
Section 4(2) commercial paper, as determined by Key Advisers or the Sub-Adviser, as liquid and not subject to the investment limitation applicable to illiquid securities. Therefore, the Fund will generally purchase Section 4(2) commercial paper without regard to the Fund's restriction on illiquid securities.



The ability of the Trustees to determine the liquidity of certain restricted securities is permitted under a position of the Staff of the Commission set forth in the adopting release for Rule 144A under the 1933 Act (the "Rule"). The Rule is a nonexclusive safe-harbor for certain secondary market transactions involving certain Restricted Securities under federal securities laws. The Rule provides an exemption from registration for resales of Restricted Securities to qualified institutional buyers. The Rule was expected to further enhance the liquidity of the secondary market for the types of securities eligible for resale under Rule 144A. The Victory Portfolios believes that the Staff of the Commission has left the question of determining the liquidity of all Restricted Securities to the Trustees. The Trustees consider the following criteria in determining the liquidity of certain restricted securities: the frequency of trades and quotes for the security; the number of dealers willing to purchase or sell the security and the number of other potential buyers; dealer undertakings to make a market in the security; and the nature of the security and the nature of the marketplace trades.



The investment policies of the Fund may be changed without an affirmative vote of the holders of a majority of the Fund's outstanding voting securities unless
(1) a policy is expressly deemed to be a fundamental policy of the Fund or (2) a policy is expressly deemed to be changeable only by such majority vote.



INVESTMENT RISKS



- DIVERSIFICATION AND CONCENTRATION. Because of the relatively small number of issuers of high grade Ohio Tax-Exempt Obligations, the Fund may concentrate its assets in the securities of a few issuers which Key Advisers or the Sub-Adviser considers to be attractive investments, rather than invest in a larger number of securities. While Key Advisers or the Sub-Adviser believes that this ability to concentrate the investments of the Fund in particular issuers is an advantage when investing in Ohio Tax-Exempt Obligations, such concentration involves an increased risk of loss to the Fund should the issuer be unable to make interest or principal payments thereon or should the market value of such securities decline.



The Fund reserves the right to invest more than 25% of its assets in industrial development revenue bonds. It is the policy of the Fund not to concentrate in any industry, but it may invest up to 25% of its assets in industrial development revenue bonds which are based, directly or indirectly, on the credit of private entities in any one industry or in securities of private issuers in any one industry (governmental issuers are not considered to be part of any "industry").



- THE OHIO ECONOMY. The economy of Ohio, while having become increasingly reliant on the service sector, continues to rely in part on durable goods manufacturing, which is largely concentrated in motor vehicles and equipment, steel, rubber products and household appliances. As a result, general economic activity in Ohio, as in many other industrial states, tends to be more cyclical than in some other states and in the nation as a whole. Agriculture also is an important segment of the Ohio economy, and the state has instituted several programs to provide financial assistance to farmers. Ohio's economy, which in recent years has been characterized by an unemployment rate usually somewhat lower than the national average, varies among the different geographic areas of the state and the political subdivisions located in such geographic areas. Although revenue obligations of the state or its political subdivisions may be payable from a specific source or project, there can be no assurance that future economic difficulties and the resulting impact on state and local government finances will not adversely affect the market value of the Ohio Tax-Exempt

Obligations in the Fund's portfolio or the ability of the respective obligors to make timely payment of interest and principal on such obligations. See the Statement of Additional Information for further discussion of special considerations regarding investments in Ohio Tax-Exempt Obligations. The Fund, in addition to investing primarily in Ohio Tax-Exempt Obligations, may invest in a relatively high percentage of such bonds having other similar characteristics. The issuers may be located in the same city or county, or may pay their obligations from revenues of similar projects. In addition to fiscal considerations applicable to issuers of Ohio Tax-Exempt Obligations generally, this may make the Fund more susceptible to economic, political, or regulatory occurrences. As the similarity in issuers increases, the potential for fluctuation in the net asset value of the Fund's securities from such occurrences also increases.



NOTE: The Statement of Additional Information contains information about certain investment practices and portfolio securities of the Fund. The Statement of Additional Information also contains information about investment restrictions designed to reduce the risk of an investment in the Fund.



                           LIMITING INVESTMENT RISKS



The following summarizes the Fund's principal investment limitations. A complete listing is contained in the Statement of Additional Information.



1. The Fund may not borrow money, except that (a) the Fund may enter into commitments to purchase securities in accordance with the Fund's investment program, including delayed-delivery and when-issued securities and reverse repurchase agreements, provided that the total amount of any such borrowing may not exceed 33 1/3% of the Fund's total assets; and (b) the Fund may borrow money for temporary or emergency purposes in an amount not exceeding 5% of the value of the Fund's total assets at the time the loan is made. Any borrowings representing more than 5% of the Fund's total assets must be repaid before the Fund may make additional investments.



2. The Fund will not invest more than 15% of its net assets in illiquid securities (securities that cannot be readily sold within seven days in the usual course of business at approximately the price at which the Fund has valued them), including restricted securities deemed to be illiquid. Under the supervision of the Trustees, Key Advisers or the Sub-Adviser determines the liquidity of the Fund's investments. The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Fund to sell them promptly at an acceptable price.



Except for the Fund's investment objective and limitation on borrowing in limitation 1, the investment policies described in this Prospectus are not fundamental. Non-fundamental limitations may be changed without shareholder approval. Whenever an investment policy or limitation states a maximum percentage of the Fund's assets that may be invested, such percentage limitation will be determined immediately after and as a result of the investment, except in the case of borrowing (or other activities that may be deemed to result in the issuance of a "senior security" under the 1940 Act). Any subsequent change in values, assets, or other circumstances will not be considered when determining whether the investment complies with the Fund's investment policies and limitations. If the value of a Fund's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board of Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity.

PORTFOLIO TURNOVER



Although the primary objective of the Fund is current income, the Fund may engage in the technique of short-term trading. Such trading involves the selling of securities held for a short time, ranging from several months to less than a day. The object of such short-term trading is to take advantage of what Key Advisers or the Sub-Adviser believes are changes in market, industry or individual company conditions or outlook. Any such trading would increase the Fund's turnover rate and its transaction costs. In the fiscal year ended October 31, 1995, the annual portfolio turnover rate was ____% for the Fund compared to ____% for the prior year.


                       HOW TO INVEST, EXCHANGE AND REDEEM

HOW TO INVEST

Shares may be purchased directly or through an Investment Professional. Investment Professionals are securities brokers or other financial institutions that have entered into selling or servicing agreements with the Fund or the Distributor. Shares are also available to clients of bank trust departments who have qualified trust accounts. The minimum investment is $500 for the initial purchase and $25 thereafter. Accounts set up through a bank trust department or an Investment Professional may be subject to different minimums.

- Investing Through Your Investment Professional. Your Investment Professional will place your order with the Transfer Agent on your behalf. You may be required to establish a brokerage or agency account. Your Investment Professional will notify you whether subsequent trades should be directed to the Investment Professional or directly to the Fund's Transfer Agent. Accounts established with Investment Professionals may have different features, requirements and fees. In addition, Investment Professionals may charge for their services. Information regarding these features, requirements and fees will be provided by the Investment Professional. If you are purchasing shares of any Fund through a program of services offered or administered by your Investment Professional, you should read the program materials in conjunction with this Prospectus.

- Investing Through The Systematic Investment Plan. You can use the Systematic Investment Plan to purchase shares directly from your bank account. Please refer to "Systematic Investment Plan" below for more details.

- Investing Through Your Bank Trust Department. Your bank trust department may require a minimum investment and may charge additional fees. Fee schedules for such accounts are available upon request and are detailed in the agreements by which a client opens the desired account. Your bank trust department may require a completed and signed application for the Fund in which an investment is made. Additional documents may be required from corporations, associations, and certain fiduciaries. Any account information, such as balances, should be obtained through your bank trust department. Additional purchases, exchanges or redemptions should also be coordinated through your bank trust department. Contact your bank trust department for instructions.


The services rendered by a bank trust department, including affiliates of Key Advisers or the Sub-Adviser, in the management of its accounts are not duplicative of any of the services for which Key Advisers or the Sub-Adviser as the investment adviser or sub-adviser, respectively, is compensated for advising the Fund. The charges paid by clients of bank trust departments, or their affiliates, should be considered in calculating the net yield and return on investments in the Fund, although such charges do not affect the Fund's dividends and distributions.

INVESTING DIRECTLY

BY MAIL: You may purchase shares by completing and signing an account application (initial purchase only) and mailing it, together with a check (or other negotiable bank draft or money order) in the amount of at least the minimum investment requirement to, The Victory Ohio Municipal Bond Fund, Primary Funds Service Corporation, P.O. Box 9741, Providence, RI 02940-9741. Subsequent purchases may be made in the same manner.

BY WIRE: Call 800-539-3863 to set up your Fund account to accommodate wire transactions. YOU MUST CALL THE TRANSFER AGENT BEFORE WIRING FUNDS. You will begin to earn dividends on the first business day following receipt of your wire. Federal funds (monies transferred from one bank to another through the Federal Reserve System with same-day availability) should be wired to:

         Boston Safe Deposit & Trust Co.
         ABA #011001234
         Credit PFSC DDA #16-918-8
         The Victory Portfolios:  The Victory Ohio Municipal Bond Fund


You must include your account number, your name(s), tax identification number(s) and the control number assigned by the Transfer Agent. The Fund does not impose a fee for wire transactions, although your bank may charge you a fee for this service.

Shares are sold at the public offering price based on the net asset value that is next determined after the Transfer Agent receives the purchase order. In most cases, to receive that day's offering price, the Transfer Agent must receive your order as of the close of regular trading of the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern time) (the "Valuation Time") on each Business Day (as defined in "Net Asset Value Per Share") of the Fund. If you buy shares through an Investment Professional, the Investment Professional must receive your order in a timely fashion on a regular Business Day and transmit it to the Transfer Agent so that it is received before the close of business that day. The Transfer Agent may reject any purchase order for the Fund's shares, in its sole discretion.

It is the responsibility of your Investment Professional to transmit your order to purchase shares to the Transfer Agent in a timely fashion in order for you to receive that day's share price. The Fund must receive payment within three business days after an order is placed. Otherwise, the purchase order will be canceled and you could be held liable for resulting fees and/or losses.

INVESTMENT REQUIREMENTS

All purchases must be made in U.S. dollars. Checks must be drawn on U.S. banks. No cash will be accepted. If you make a purchase with more than one check, each check must have a value of at least $25, and the minimum investment requirement still applies. The Fund reserves the right to limit the number of checks processed at one time. If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees incurred. Payment for the purchase is expected at the time of the order. If payment is not received within three business days of the date of the order, the order may be canceled, and you could be held liable for resulting fees and/or losses.

Shares are sold at their offering price, which is normally net asset value plus an initial sales charge. However, in some cases, described below, where purchases are not subject to an initial sales charge, the offering price may be net asset value. In some cases, reduced sales charges may be available, as described below. When you invest, the Fund receives the net asset value for your account. The sales charge varies depending on the amount of your purchase and a portion may be retained by the Distributor and allocated to your Investment Professional. The Victory Portfolios has a reinstatement policy which allows an investor who redeems his/her shares originally purchased with a sales charge to reinvest within 90 days without incurring an additional sales charge. The current sales charge rates and commissions paid to Investment Professionals are as follows:

                                                                  FRONT-END SALES CHARGE
                                                                   AS A PERCENTAGE OF:
                                                                   ---------------------
                                                                  OFFERING    NET AMOUNT         DEALER
AMOUNT OF PURCHASE                                                 PRICE       INVESTED        REALLOWANCE
------------------                                                --------    ----------       -----------
Less than $49,999                                                  4.75%         4.99%            4.00%
$50,000 to $99,999                                                 4.50%         4.71%            4.00%
$100,000 to $249,999                                               3.50%         3.63%            3.00%
$250,000 to $499,999                                               2.25%         2.30%            2.00%
$500,000 to $999,999                                               1.75%         1.78%            1.50%
$1,000,000 and above                                               0.00%         0.00%                *

*        There is no initial sales charge on purchases of $1 million or more.
         Investment Professionals will be compensated at the rate of up to 0.25% of such purchases.

The Distributor reserves the right to reallow the entire commission to dealers. If that occurs, the dealer may be considered an "underwriter" under Federal securities laws.

The Distributor may pay all or a portion of any applicable sales charges and service fees to Investment Professionals who sell shares of the Fund and provide ongoing sales support services or shareholder support services. For the three-year period commencing April 30, 1994, for activities in maintaining and servicing accounts of customers invested in the Fund, First Albany Corporation ("First Albany") and PFIC Securities Corporation ("PFIC") may receive payments from the Distributor equal to two-thirds of the Dealer Retention (as defined below) on any shares of the Fund (and other funds of the Victory Portfolios) sold by First Albany or PFIC and their broker-dealer affiliates. "Dealer Retention" is an amount equal to the difference between the applicable sales charge and such part of the sales charge which is reallowed to broker-dealers.

The Distributor, at its expense, may also provide additional cash compensation to dealers in connection with sales of shares of the Fund. The maximum cash compensation payable by the Distributor is currently 4.00% of the offering price. In addition, the Distributor will, from time to time and at its own expense, provide compensation, including financial assistance, to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding one or more Victory Portfolios and/or other dealer-sponsored special events including payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature. Compensation will include the following types of non-cash compensation offered through sales contests: (1) vacation trips including the provision of travel arrangements and lodging; (2) tickets for entertainment events (such as concerts, cruises and sporting events) and (3) merchandise (such as clothing, trophies, clocks and pens). Dealers may not use sales of the Fund's shares to qualify for this compensation to the extent such may be prohibited by the laws of any state or any self-regulatory organization, such as the National Association of Securities Dealers, Inc. None of the aforementioned compensation is paid for by the Fund or its shareholders.

REDUCED SALES CHARGES. You may be eligible to buy shares at reduced sales charge rates in one or more of the following ways:

LETTER OF INTENT. An investor may obtain a reduced sales charge by means of a written Letter of Intent which expresses the investor's intention to purchase shares of the Fund at a specified total public offering price within a 13-month period.

A Letter of Intent is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 5% of the total amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed shares will be involuntarily redeemed to pay the additional sales charge, if necessary. Dividends (if any) on escrowed shares, whether paid in cash or reinvested in additional shares, are not subject to escrow. The escrowed shares will not be available for disposal by the investor until all purchases pursuant to the Letter of Intent have been made or the higher sales charge has been paid. When the full amount indicated has been purchased, the escrow will be released. A Letter of Intent may include purchases of shares made not more than 90 days prior to the date the investor signs a Letter of Intent; however, the 13-month period during which the Letter of Intent is in effect will begin on the date of the earliest purchase to be included. An investor may combine purchases that are made in an individual capacity with (1) purchases that are made by members of the investor's immediate family and (2) purchases made by businesses that the investor owns as sole proprietorships, for purposes of obtaining reduced sales charges by means of a written Letter of Intent. In order to accomplish this, however, investors must designate on the account application the accounts that are to be combined for this purpose. Investors can only designate accounts that are open at the time the Letter of Intent is executed.

If an investor qualifies for a further reduced sales charge because the investor has either purchased more than the dollar amount indicated on the Letter of Intent or has entered into a Letter of Intent which includes shares purchased prior to the date of the Letter of Intent, the difference in the sales charge will be used to purchase additional shares of the Fund on behalf of the investor; thus the total purchases (included in the Letter of Intent) will reflect the applicable reduced sales charge of the Letter of Intent.

For investors who purchase more than the dollar amount indicated on the Letter of Intent or enter into a Letter of Intent that includes shares purchased prior to the date of the Letter of Intent and qualify for a reduced sales charge, all such additional shares will be immediately purchased in the form of additional shares and credited to the investor's account at the then current public offering price applicable to a single purchase of the total amount of the purchases.

For further information about Letters of Intent, interested investors should contact the Transfer Agent at 800-539-3863. This program, however, may be modified or eliminated at any time without notice.

RIGHT OF ACCUMULATION AND CONCURRENT PURCHASES

A shareholder may qualify for a reduced sales charge on purchases of shares of the Fund and other funds of the Victory Portfolios by combining a current purchase with purchases of another fund(s) or with certain prior purchases of shares of the Victory Portfolios. The applicable sales charge is based on the sum of (i) the purchaser's current purchase plus (ii) the current public offering price of the purchaser's previous purchases of (a) all shares held by the purchaser in the Fund and (b) all shares held by the purchaser in any other fund of the Victory Portfolios (except money market funds).

To receive the applicable public offering price pursuant to the right of accumulation, shareholders must provide the Transfer Agent with sufficient information at the time of purchase to permit confirmation of qualification. Accumulation privileges may be amended or terminated without notice at any time by the Distributor.

- WAIVERS OF SALES CHARGES. No sales charge is imposed on sales of shares to the following categories of persons (which categories may be changed or eliminated at any time):

(1) Current or retired trustees of the Victory Portfolios; employees, directors, trustees, and their family members of KeyCorp or an Affiliated Provider (Affiliated Providers refer to affiliates and subsidiaries of KeyCorp and service providers to the Victory Portfolios and the Victory Shares (collectively, the "Victory Group")), dealers having an agreement with the Distributor and any trade organization to which Key Advisers, the Sub-Adviser or the Administrator belongs;

(2) Investors who purchase shares for trust, investment management or certain other advisory accounts established with KeyCorp or any of its affiliates;

(3) Investors who purchase shares through a 401(k) plan sponsored by an Affiliated Provider;

(4) Investors who reinvest assets received in a distribution from a qualified, non-qualified or deferred compensation plan, agency, trust or custody account that was either (a) maintained by KeyCorp or an Affiliated Provider, or (b) invested in a fund of the Victory Group;

(5) Investors who, within 90 days of redemption, use the proceeds from the redemption of shares of another mutual fund complex for which they previously paid a front end sales charge or sales charge upon redemption of shares; and

(6) Shareholders of the former Investors Preference Fund For Income, Inc. and the Investors Preference New York Tax-Free Fund, Inc. who have continuously maintained accounts with a fund or funds of the Victory Group with a balance of $250,000 or more (investors with less than $250,000 will pay any applicable sales loads).


SPECIAL INVESTOR SERVICES

- THE SYSTEMATIC INVESTMENT PLAN. You can make regular investments in the Fund and all other funds of the Victory Group with the Systematic Investment Plan by completing the appropriate section of the account application and attaching a voided personal check with your bank's magnetic ink coding number across the front. If your bank account is jointly owned, be sure that all owners sign. You must first meet the Fund's initial investment requirement of $500, then investments may be made monthly by automatically deducting $25 or more from your bank checking account. For officers, trustees, directors and employees, including retired directors and employees, of the Victory Group, KeyCorp and its affiliates, and the Administrator and its affiliates (and family members of each of the foregoing, i.e., parents and children) who participate in the Systematic Investment Plan, there is no minimum initial investment required. You may change the amount of your monthly purchase at any time. A bank draft form must be completed for this option. Your bank checking account will be debited on the date indicated on your Account Application. Shares will be purchased at the offering price next determined following receipt of the order by the Transfer Agent. You may cancel the Systematic Investment Plan at any time without payment of a cancellation fee. Your monthly account statement will reflect systematic investment transactions, and a debit entry will appear on your bank statement.

- TELEPHONE TRANSACTIONS. You can initiate any transaction by telephone. You may call the Transfer Agent toll-free at 800-539-3863 or call your Investment Professional or bank trust department. See "Shareholder Account Rules and Policies" for more information about telephone transactions.

- THE SYSTEMATIC WITHDRAWAL PLAN. You can make regular withdrawals from your account in any fund of the Victory Group with the Systematic Withdrawal Plan by completing the appropriate section of the account application. If you own shares in a fund worth $5,000 or more, you can have monthly, quarterly, semi-annual or annual checks sent from your account directly to you, to a person named by you, or to your bank checking account. The required minimum withdrawal is $25. If you are having checks sent to your bank checking account, attach a voided personal check with your bank's magnetic coding number across the front of the account application. If your account is jointly owned, be sure that all owners sign the application. You may obtain information about the Systematic Withdrawal Plan by contacting your Investment Professional.
Your Systematic Withdrawal Plan payments are drawn from share redemptions. If Systematic Withdrawal Plan redemptions exceed dividend distributions paid on your Fund shares, your account eventually may be exhausted. If any applicable sales charges are applied to new purchases of shares of the Fund, it is to your disadvantage to buy shares of the Fund while also making systematic redemptions.

Your account will be debited on the date you indicate on your Account Application. Shares will be redeemed at the NAV as determined on the debit date indicated on your Account Application. You may cancel the Systematic Withdrawal Plan at any time without payment of a cancellation fee. Each Systematic Withdrawal Plan transaction will appear as a debit entry on your monthly account statement.

- RETIREMENT PLANS. Retirement plans can be among the best tax-planning vehicles available to individuals. Call your Investment Professional for more information on the plans and their benefits, provisions and fees. Your Investment Professional can set up your new account in the Fund under one of several tax-sheltered plans. These plans let you invest for retirement and shelter your investment income from current taxes. Plans include Individual Retirement Accounts (IRAs) and Rollover IRAs. Other fees may be charged by the IRA custodian or trustee.

HOW TO REDEEM SHARES

You may redeem all or a portion of your shares on any day that the Fund is open for business (see "Share Price" below). Shares will be redeemed at the NAV next calculated after the Transfer Agent has received the redemption request. If the Fund account is closed, any accrued dividends will be paid at the beginning of the following month.

You may redeem shares in several ways:

BY MAIL:  Send a written request to:      The Victory Portfolios:
                                          Ohio Municipal Fund
                                          P.O. Box 9741
                                          Providence, RI 02940-9741

Write a "letter of instruction" with your name, the Fund's name, your Fund account number, the dollar amount or number of shares to be redeemed, and any additional requirements that apply to each particular account. You will need the letter of instruction signed by all persons required to sign for transactions, exactly as their names appear on the account application. A signature guarantee is required if: you wish to redeem more than $10,000 worth of shares; your Fund account registration has changed within the last 60 days; the check is not being mailed to the address on your account; the check is not being made out to the account owner; or the redemption proceeds are being transferred to another Victory Group account with a different registration. The following institutions should be able to provide you with a signature guarantee: banks, brokers, dealers, credit unions (if authorized under state law), securities exchanges and associations, clearing agencies, and savings associations. A signature guarantee may not be provided by a notary public. A signature guarantee is designed to protect you, the Fund, and its agents from fraud. The Transfer Agent reserves the right to reject any signature guarantee if (1) it has reason to believe that the signature is not genuine, (2) it has reason to believe that the transaction would otherwise be improper, or (3) the guarantor institution is a broker or dealer that is neither a member of a clearing corporation nor maintains net capital of at least $100,000.

BY WIRE: You may make redemptions by wire provided you have established a Fund account to accommodate wire transactions. If telephone instructions are received before Valuation Time (generally 4:00 p.m. Eastern time), proceeds of the redemption will be wired as federal funds on the next Business Day to the bank account designated with the Transfer Agent. You may change the bank account designated to receive an amount redeemed at any time by sending a letter of instruction with a signature guarantee to the Transfer Agent, Primary Funds Service Corporation, P.O. Box 9741, Providence, RI 02940-9741.

BY TELEPHONE: To redeem by telephone, you may call the Transfer Agent toll free at 800-539-3863 or call your Investment Professional or bank trust department. See "Shareholder Account Rules and Policies" for more information about telephone transactions.

ADDITIONAL REDEMPTION REQUIREMENTS: The Fund may withhold payment on redemptions until it is reasonably satisfied that investments made by check have been collected, which can take up to 15 days. Also, when the NYSE is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closings, or under any emergency circumstances as determined by the Commission to merit such action, the right of redemption may be suspended or the date of payment postponed for a period of time that may exceed 7 days. In addition, the Fund reserves the right to advance the time on that day by which purchase and redemption orders must be received. To the extent that portfolio securities are traded in other markets on days when the NYSE is closed, the Fund's NAV may be affected on days when investors do not have access to the Fund to purchase or redeem shares.

If you are unable to reach the Transfer Agent by telephone (for example, during times of unusual market activity), consider placing your order by mail directly to the Transfer Agent. In case of suspension of the right of redemption, you may either withdraw your request for redemption or receive payment based on the NAV next determined after the termination of the suspension. If your balance in a Fund falls below $500, you may be given 60 days' notice to reestablish the minimum balance (except with respect to officers, trustees, directors and employees, including retired directors and employees, of the Victory Portfolios, KeyCorp and its affiliates, and the Administrator and its affiliates (and family members of each of the foregoing, i.e., parents, children and household members) participating in the Systematic Investment Plan, to whom no minimum balance requirement applies). If you do not increase your balance, your account may be closed and the proceeds mailed to you at the address on record. Shares will be redeemed at the last calculated NAV on the day the account is closed.

HOW TO EXCHANGE SHARES

Shares of the Fund may be exchanged for shares of certain funds of the Victory Group at net asset value per share at the time of exchange, without a sales charge. To exchange shares, you must meet several conditions:

- Shares of the fund selected for exchange must be available for sale in your state of residence.

- The prospectuses of this Fund and the fund whose shares you want to buy must offer the exchange privilege.

- You must hold the shares you buy when you establish your account for at least 7 days before you can exchange them; after the account is open 7 days, you can exchange shares every regular Business Day.

- You must meet the minimum purchase requirements for the fund you purchase by exchange.

- The registration and tax identification numbers of the two accounts must be identical.

-        Before exchanging into a fund, obtain and read its prospectus.

Shares of a particular class may be exchanged only for shares of the same class in the other funds of the Victory Group. For example, you can exchange shares of this Fund only for Class A shares of another fund. At present, not all of the funds offer the same two classes of shares. If a fund has only one class of shares that does not have a class designation, they are "Class A" shares for exchange purposes. In some cases, sales charges may be imposed on exchange transactions. Certain funds offer Class A or Class B shares and a list can be obtained by calling the Transfer Agent at 800-539-3863. Please refer to the Statement of Additional Information for more details about this policy.

Telephone exchange requests may be made either by calling your Investment Professional or the Transfer Agent at 800-539-3863 prior to valuation time (generally 4:00 p.m. Eastern time) on any Business Day.

You can obtain a list of eligible funds of the Victory Group by calling the Transfer Agent at 800-539-3863. Exchanges of shares involve a redemption of the shares of the Fund and a purchase of shares of the other portfolio.

There are certain exchange policies you should be aware of:

- Shares are normally redeemed from one fund and purchased from the other fund in the exchange transaction on the same Business Day on which the Transfer Agent receives an exchange request by Valuation Time (generally 4:00 p.m. Eastern time) that is in proper form, but either fund may delay the purchase of shares of the fund into which you are exchanging if it determines it would be disadvantaged by a same-day transfer of the proceeds to buy shares. For example, the receipt of multiple exchange requests from a dealer in a "market-timing" strategy might require the disposition of securities at a time or price disadvantageous to the Fund.

- Because excessive trading can hurt fund performance and harm shareholders, the Victory Portfolios reserves the right to refuse any exchange request that will disadvantage it, or to refuse multiple exchange requests submitted by a shareholder or dealer.

- The Fund may amend, suspend or terminate the exchange privilege at any time upon 60 days' written notice to shareholders.

- If the Transfer Agent cannot exchange all the shares you request because of a restriction cited above, only the shares eligible for exchange will be exchanged.

-  Each exchange may produce a gain or loss for tax purposes.

Shareholders of the former Investors Preference Fund for Income, Inc. and Investors Preference New York Tax-Free Fund, Inc. will not be subject to any additional sales load upon an exchange of shares attributable to an Investors Preference Funds account for shares of other funds of the Victory Portfolios.

SHAREHOLDER ACCOUNT RULES AND POLICIES

- NET ASSET VALUE PER SHARE. The term "net asset value per share," or "NAV", means the value of one share. The NAV is calculated by adding the value of all its investments, plus cash and other assets, deducting liabilities, and then dividing the result by the number of shares outstanding. The NAV of the Fund is determined and its shares are priced as of the close of regular trading of the New York Stock Exchange (NYSE), (generally 4:00 p.m. Eastern time) (the "Valuation Time") on each Business Day of the Fund. A "Business Day" is a day on which the NYSE is open for trading, the Federal Reserve Bank of Cleveland is open, and any other day (other than a day on which no shares of the Fund are tendered for redemption and no order to purchase any shares is received) during which there is sufficient trading in its portfolio instruments that the Fund's net asset value per share might be materially affected. The NYSE or the Federal Reserve Bank of Cleveland will not be open in observance of the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans' Day, Thanksgiving Day, and Christmas Day.

The Fund's securities are valued primarily on the basis of market quotations or, if quotations are not readily available, by a method that the Board of Trustees believes accurately reflects fair value. Fair value of these portfolio securities is determined by an independent pricing service approved by the Trustees based primarily upon information concerning market transactions and dealers quotations for similar securities.

- THE OFFERING OF SHARES may be suspended during any period in which the determination of net asset value is suspended, and the offering may be suspended by the Trustees at any time the Trustees believe it is in the Fund's best interest to do so.

- TELEPHONE TRANSACTION PRIVILEGES for purchases, redemptions or exchanges may be modified, suspended or terminated by the Fund at any time. If an account has more than one owner, the Fund and the Transfer Agent may rely on the instructions of any one owner. Telephone privileges apply to each owner of the account and the dealer representative of record for the account unless and until the Transfer Agent receives cancellation instructions from an owner of the account.

- TELEPHONE INSTRUCTIONS. Generally, neither the Fund, the bank trust department nor the Transfer Agent will be responsible for any claims, losses or expenses for acting on telephone instructions that are reasonably believed to be genuine. The Transfer Agent and the Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine and if they do not employ reasonable procedures they may be liable for any losses due to unauthorized or fraudulent instructions. The identification procedures may include, but are not limited to, the following: account number, registration and address, personalized security codes, taxpayer identification number and other information particular to the account. Your Investment Professional, bank trust department or the Transfer Agent may also record calls, and you should verify the accuracy of your confirmation statements immediately after you receive them.

- REDEMPTION OR TRANSFER REQUESTS WILL NOT BE HONORED UNTIL THE TRANSFER AGENT RECEIVES ALL REQUIRED DOCUMENTS IN PROPER FORM. From time to time, the Transfer Agent in its discretion may waive certain of the requirements for redemptions stated in this Prospectus.

- DEALERS THAT CAN PERFORM ACCOUNT TRANSACTIONS FOR THEIR CLIENTS BY PARTICIPATING IN NETWORKING through the National Securities Clearing Corporation are responsible for obtaining their clients' permission to perform those transactions and are responsible to their clients who are shareholders of the Fund if the dealer performs any transaction erroneously.

- THE REDEMPTION PRICE FOR SHARES WILL VARY from day to day because the value of the securities in the Fund fluctuates, and the value of your shares may be more or less than their original cost.

- PAYMENT FOR REDEEMED SHARES is made ordinarily in cash and forwarded by check within three business days after the Transfer Agent receives redemption instructions in proper form, except under unusual circumstances determined by the Commission delaying or suspending such payments. The Transfer Agent may delay forwarding a check for recently purchased shares, but only until the purchase payment has cleared. That delay may be as much as 15 days from the date the shares were purchased. That delay may be avoided if you arrange with your bank to provide telephone or written assurance to the Transfer Agent that your purchase payment has cleared.

- INVOLUNTARY REDEMPTIONS OF SMALL ACCOUNTS. If your account value has fallen below $500, you will be given 60 days' notice to reestablish the minimum balance. If you do not increase your minimum balance, your account may be closed and the proceeds mailed to you at the record address. In some cases involuntary redemptions may be made to repay the Distributor for losses from the cancellation of share purchase orders. Under unusual circumstances, shares of the Fund may be redeemed "in kind," which means that the redemption proceeds will be paid with securities from the Fund. Please refer to the Statement of Additional Information for more details.

- "BACKUP WITHHOLDING" of Federal income tax may be applied at the rate of 31% from dividends, distributions and redemption proceeds (including exchanges) if you fail to furnish the Victory Portfolios with a certified Social Security or taxpayer identification number when you sign your application, or if you violate Internal Revenue Service regulations on tax reporting of dividends.

- THE VICTORY PORTFOLIOS DOES NOT CHARGE A REDEMPTION FEE, but if your Investment Professional handles your redemption, they may charge a separate service fee.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS. The Fund ordinarily declares and pays dividends from its net investment income monthly. The Fund distributes substantially all net capital gains, if any, to shareholders each year, to the extent necessary to qualify for favorable federal tax treatment.

CAPITAL GAINS. The Fund may make distributions annually out of any net short-term or long-term capital gains, and the Fund may make supplemental distributions of dividends and capital gains following the end of its fiscal year.

DISTRIBUTION OPTIONS

When you fill out your account application, you can specify how you want to receive your dividend distributions. Currently, there are five available options:

1. REINVESTMENT OPTION. Your income and capital gain dividends, if any, will be automatically reinvested in additional shares of the Fund. Income and capital gain dividends will be reinvested at the net asset value of the Fund as of the day after the record date. If you do not indicate a choice on your application, you will be assigned this option.

2. CASH OPTION. You will receive a check for each income or capital gain dividend, if any. Distribution checks will be mailed no later than 7 days after the dividend payment date which may be more than 7 days after the dividend record date.

3. INCOME EARNED OPTION. You will have your capital gain dividend distributions, if any, reinvested automatically in the Fund and have your income dividends paid in cash.

4. DIRECTED DIVIDENDS OPTION. You will have income and capital gain dividends, or only capital gain dividends, automatically reinvested in shares of another fund of the Victory Group. Shares will be purchased at the NAV as of the dividend record date. If you are reinvesting dividends of a fund sold without a sales charge in shares of a fund sold with a sales charge, the shares will be purchased at the public offering price. If you are reinvesting dividends of a fund sold with a sales charge in shares of a fund sold with or without a sales charge, the shares will be purchased at the net asset value of the fund. Dividend distributions can be directed only to an existing account with a registration that is identical to that of your Fund account.

5. DIRECTED BANK ACCOUNT OPTION. You will have your income and capital gain dividends, or only your income dividends, automatically transferred to your bank checking or savings account. The amount will be determined on the dividend record date and will normally be transferred to your account within 7 days of the dividend record date. Dividend distributions can be directed only to an existing account with a registration that is identical to that of your Fund account. Please call or write the Transfer Agent to learn more about this dividend distribution option.

Any election or revocation of any of the above dividend distribution options may be made in writing to the Fund and sent to Primary Funds Service Corporation, P.O. Box 9741, Providence, RI 02940-9741, or by calling the Transfer Agent at 800-539-3863, and will become effective with respect to dividends having record dates after receipt of the application or request by the Transfer Agent.

Reinvested dividend distributions receive the same tax treatment as dividend distributions paid in cash.

COMPLETE REDEMPTIONS: If you request a complete redemption of all your Fund shares, any dividend accrued to your account will be included in the redemption check.

STATEMENTS AND REPORTS: You will receive a monthly statement reflecting all transactions that affect the share balance or the registration of your Fund account. You will receive a confirmation after every transaction that affected the share balance of your Fund account, except for dividend reinvestment, systematic investment and systematic withdrawal transactions. These transactions will be detailed in your Fund account statement. Transactions that affect the share balance of your Fund investment in an account established with an Investment Professional or financial institution will be detailed in regular statements or through confirmation procedures of the financial institution. Certificates representing shares of the Fund will not be issued. An IRS Form 1099-DIV with federal tax information will be mailed to you by January 31 of each tax year and also will be filed with the IRS. At least twice a year, you will receive the Fund's financial reports.


FEDERAL TAXES



The Fund intends to qualify each year and elect to be treated as a separate "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "IRS Code"). If the Fund is treated as a "regulated investment company" and all its taxable income is distributed to its shareholders in accordance with the timing requirements imposed by the IRS Code, it will not be subject to federal income tax on its income. The Fund's distributions that are attributable to its net investment income and short-term capital gains are taxable as ordinary income, and its distributions from long-term capital gains are taxed as long-term capital gains. Such distributions are taxable when they are paid, whether taken in cash or reinvested in additional shares, except that distributions declared in October, November or December and paid during the following January are taxable as if paid and received on December 31. Dividends received from the Fund by corporate shareholders are not entitled to the dividends-received deduction. The Fund sends tax statements to its shareholders (with copies to the Internal Revenue Service (the "IRS")) by January 31 showing the amounts and tax status of distributions made (or deemed made) during the preceding calendar year.

The federal tax-exempt and Ohio tax-exempt portions of dividends paid by the fund for each year will be designated within 60 days after the end of that year and will be based upon the ratios of such net tax-exempt income to total net income earned by the Fund during the entire year. Those ratios may be substantially different from those realized in any portion of the year. Thus, a shareholder who holds shares for only a part of the year may be allocated more or less tax-exempt dividends than would be the case if the allocation were based on the ratio of net tax-exempt income to total net income actually earned by the Fund while he or she was a shareholder.

Provided that the Fund elects to be treated, and continues to qualify as a regulated investment company under the Code and that at all times at least 50% of the value of the total assets of the Fund consists of obligations issued by or on behalf of the State of Ohio, political subdivisions thereof or agencies or instrumentalities of Ohio or its political subdivisions, or similar obligations of other states or their subdivisions (but excluding obligations of United States territories or possessions for purposes of the 50% test), dividends received from the Fund that are properly attributable to interest on Ohio Tax-Exempt Obligations are exempt from the Ohio personal income tax. The description in this paragraph is based upon current statutes and regulations and upon current policies of the Ohio Department of Taxation, all of which are subject to change.

Under the Code, if a shareholder receives an exempt-interest dividend with respect to any share and such share is held for six months or less, any loss on the sale or exchange of such share will be disallowed to the extent of the amount of such exempt-interest dividend.

To the extent that dividends paid to shareholders are derived from taxable income (for example, from interest on certificates of deposit or repurchase agreements), or from long-term or short-term capital gains, such dividends will be subject to federal income tax, whether such dividends are paid in the form of cash or additional shares. Distributions will be taxable as described above even if the net asset value per share of the Fund is reduced below the shareholder's cost by the distribution and the distribution is, as an economic matter, a return of capital. It is anticipated that none of the distributions from the Fund will be eligible for the dividends-received deduction for corporations.

Income from certain "private activity bonds" issued after August 7, 1986 is an item of tax preference for purposes of the individual and corporate alternative minimum tax. These private activity bonds include certain bonds issued to obtain funds to provide certain water, sewage and solid waste facilities, qualified residential rental projects, certain local electric, gas and other heating or cooling facilities, qualified hazardous waste facilities, and government-owned airports, docks and wharves and mass commuting facilities; certain qualified mortgage, student loan and redevelopment bonds; and certain bonds issued as part of "small issues" for industrial facilities. If the Fund invests in such private activity bonds, shareholders may become subject to the alternative minimum tax on the portion of the Fund's distributions derived from interest income on such bonds. It is the policy of the Fund not to invest more than 20% of its net assets in obligations the interest on which is treated as a preference item for purposes of the federal alternative minimum tax and in other Taxable Obligations. Also, interest income on all Ohio Tax-Exempt Obligations and private activity bonds is included in "adjusted current earnings" for purposes of computing the alternative minimum tax applicable to corporate shareholders of the Fund. State or local income tax consequences of dividends on shares of the Fund may be different than those associated with direct ownership of securities held or acquired by the Fund.

The receipt of exempt-interest dividends may cause persons receiving Social Security or Railroad Retirement benefits to be taxable on a portion of such benefits. In addition, exempt-interest dividends that are attributable to interest earned on certain private activity bonds will be taxable to any shareholder who is a "substantial user" of a facility being financed by such bonds or a "related person" to such a substantial user.

REDEMPTION OR EXCHANGES

Investors may realize a gain or loss when redeeming (selling) or exchanging shares. For most types of accounts, the Fund reports the proceeds to the IRS annually. Because the shareholders' tax treatment also depends on their purchase price and personal tax positions, shareholders should keep their regular account statements to use in determining their tax. See "Buying a Dividend".

"BUYING A DIVIDEND"

On the record date for a distribution of ordinary income or capital gains dividend, the net asset value of the Fund is reduced by the amount of the distribution. An investor who buys shares just before the record date ("buying a dividend") will pay the full price for the shares and then receive a portion of the purchase price back as a taxable distribution.


OTHER TAX INFORMATION

The information above is only a summary of some of the federal income tax consequences generally affecting the Fund and its shareholders, and no attempt has been made to discuss individual tax consequences. A prospective investor should also review the more detailed discussion of federal income tax considerations in the Statement of Additional Information. In addition to federal income tax, a shareholder may be subject to state or local taxes on the shareholder's investment, depending on the laws in the shareholder's area. Investors considering an investment in the Fund should consult their tax adviser to determine whether the Fund is suitable to their particular tax situation.

When investors sign their account application, they are asked to provide their correct social security or taxpayer identification number and other required certifications. If investors do not comply with IRS regulations, the IRS can require the Fund to withhold 31% of taxable distributions and redemptions from their account.

                                  PERFORMANCE

From time to time, performance information for the Fund showing total return may be presented in advertisements, sales literature and in reports to shareholders. Such performance figures are based on historical earnings and are not intended to indicate future performance. Average annual total return will be calculated over a stated period of more than one year. Average annual total return is measured by comparing the value of an investment at the beginning of the relevant period (as adjusted for sales charges, if any) to the redemption value of the investment at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions) and annualizing that figure. Aggregate total return is calculated similarly to average annual total return, except that the resulting difference is not annualized.

From time to time performance information for the Fund showing the yield and/or effective yield for each class of shares may also be presented in advertisements, sales literature and in reports to shareholders. Yields reflect the deduction of the maximum sales charge. Such performance figures are based on historical earnings and are not intended to indicate future performance. Yield will be computed by dividing the Fund's net investment income per share earned during a recent thirty-day period by the Fund's maximum offering price per share (reduced by any undeclared earned income expected to be paid shortly as a dividend) on the last day of the period and annualizing the result. Effective yield is computed in a similar manner, but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

Investors may also judge, and the Victory Portfolios may at times advertise, the performance of the Fund by comparing it to the performance of other mutual funds with comparable investment objectives and policies, which performance may be contained in various unmanaged mutual fund or market indices or rankings such as those prepared by Dow Jones & Co., Inc. and Standard & Poor's Corporation, in publications issued by Lipper Analytical Services, Inc., and in the following publications: IBC/Donoghue's Money Fund Reports, Ibbotson Associates, Inc., Morningstar, CDA/Wiesenberger, Money Magazine, Forbes, Barron's, The Wall Street Journal, The New York Times, Business Week, American Banker, Fortune, Institutional Investor, U.S.A. Today and local newspapers.
In addition, general information about the Fund that appears in publications such as those mentioned above may also be quoted or reproduced in advertisements, sales literature or in reports to shareholders.

Performance is a function of the type and quality of instruments held in the Fund's portfolio, operating expenses, and market conditions. Consequently, current performance will fluctuate and is not necessarily representative of future results. Any fees charged by service providers with respect to customer accounts for investing in shares of the Fund will not be reflected in performance calculations.

Additional information regarding the performance of each of the Victory Portfolios is included in the Victory Portfolios' annual report, which is available free of charge by calling 800-539-3863.


                           FUND ORGANIZATION AND FEES



The Victory Portfolios is an open-end management investment company, commonly known as a mutual fund, and currently consisting of twenty-eight series portfolios, four of which are inactive. The Victory Portfolios has been operating continuously since 1986, when it was created under Massachusetts law as a Massachusetts business trust, although certain of its funds have a prior operating history from their predecessor funds. On or about February 29, 1996, contingent upon shareholder approval, the Victory Portfolios converted from a Massachusetts business trust to a Delaware business trust. The Victory Portfolios' offices are located at 3435 Stelzer Road, Columbus, OH 43219-3035.



Overall responsibility for management of the Victory Portfolios rests with its Board of Trustees, who are elected by the shareholders of the Victory Portfolios.



INVESTMENT ADVISER AND SUB-ADVISER



Key Advisers is the investment adviser to the Fund. Key Advisers directs the investment of the Victory Portfolios' assets, subject at all times to the supervision of the Victory Portfolios' Board of Trustees. Key Advisers continually supervises the investment and reinvestment of cash, securities and other property comprising the assets of the Victory Portfolios.



Key Advisers was organized as an Ohio corporation on July 27, 1995 and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. It is a wholly-owned subsidiary of KeyCorp Asset Management Holdings, Inc., which is a wholly-owned subsidiary of Society National Bank, a wholly-owned subsidiary of KeyCorp. Affiliates of Key Advisers manage approximately $37 billion for numerous clients including large corporate and public retirement plans, Taft-Hartley plans, foundations and endowments, high net worth individuals and mutual funds.

For the services provided and expenses incurred pursuant to its investment advisory agreement with the Victory Portfolios respecting the Fund, Key Advisers receives a fee, computed daily and paid monthly, at the annual rate of sixty one-hundredths of one percent (.60% ) of the average daily net assets of the Fund. The advisory fees for the Fund have been determined to be fair and reasonable in light of the services provided to the Fund. Key Advisers may periodically waive all or a portion of its advisory fee with respect to the Fund to increase the net income of the Fund available for distribution as dividends. Prior to January 1, 1996, the Sub-Adviser (Society Asset Management, Inc.) served as investment adviser to the Fund. During the Fund's fiscal year ended October 31, 1995, Society Asset Management, Inc. received investment advisory fees aggregating .__% of the average daily net assets of the Fund.



Under an investment advisory agreement between the Victory Portfolios, on behalf of the Fund, and Key Advisers, Key Advisers may delegate a portion of its responsibilities to a sub-adviser. In addition, the investment advisory agreement provides that Key Advisers may render services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser of the Fund and are under the common control of KeyCorp as long as all such persons are functioning as part of an organized group of persons, managed by authorized officers of Key Advisers.



Key Advisers has entered into an investment sub-advisory agreement with its affiliate, Society Asset Management, Inc., a registered investment adviser, on behalf of each Fund. The Sub-Adviser is a wholly-owned subsidiary of KeyCorp Asset Management Holdings, Inc. For its services under the investment sub-advisory agreement, Key Advisers pays the Sub-Adviser sub-advisory fees as a percentage of average daily net assets as follows: .40% of the first $10 million of average daily net assets; .30% of the next $15 million of average daily net assets; .25% of the next $25 million of average daily net assets; and
 .20% of average daily net assets in excess of $50 million.



The person primarily responsible for the investment management of each of the Fund, as well as his previous experience, is as follows:



         PORTFOLIO                           MANAGING                PREVIOUS
         MANAGER                          THE FUND SINCE            EXPERIENCE
         ---------                        --------------            ----------
         Paul A. Toft                September, 1994            Vice President and Manager,
                                                                Nike Securities, L.P. since
                                                                1991; Assistant Vice President
                                                                from 1990 to 1991 and Senior
                                                                Administrator from 1986-1989
                                                                for Van Kampen Merritt.



ADMINISTRATOR AND DISTRIBUTOR



Concord Holding Corporation is the Administrator for the Fund. Victory Broker-Dealer Services, Inc. is the Fund's principal underwriter and Distributor.



The Administrator generally assists in all aspects of the Fund's administration and operation. For expenses incurred and services provided as Administrator pursuant to its management and administration agreement with the Victory Portfolios, the Administrator receives a fee from the Fund, computed daily and paid monthly, at an annual rate of fifteen one-hundredths of one percent (.15%) of the Fund's average daily net assets. The Administrator may periodically waive all or a portion of its administrative fee with respect to the Fund to increase the net income of the Fund available for distribution as dividends. During the fiscal year ended October 31, 1995, the Fund paid administration fees of .15% of its average daily net assets.

TRANSFER AGENT AND FUND ACCOUNTANT



Primary Funds Service Corporation, P.O. Box 9741, Providence, RI 02940-9741, serves as the Fund's Transfer Agent pursuant to a Transfer Agency and Shareholder Service Agreement with the Victory Portfolios and receives a fee for such services based on various criteria, including assets, transactions and the number of accounts. BISYS Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, OH 43219, provides certain accounting services for the Fund pursuant to a Fund Accounting Agreement and receives a fee for such services.



SHAREHOLDER SERVICING



Shareholder services are provided to the Fund pursuant to agreements between the Victory Portfolios and various shareholder servicing agents, including Key Trust Company of Ohio, N.A. and its affiliates and other financial institutions and securities brokers (each a "Shareholder Servicing Agent"). Each Shareholder Servicing Agent generally will provide support services to shareholders by establishing and maintaining accounts and records, processing dividend and distribution payments, providing account information, arranging for bank wires, responding to routine inquires, forwarding shareholder communication, assisting in the processing of purchase, exchange and redemption requests, and assisting shareholders in changing dividend options, account designations and addresses. For expenses incurred and services provided as Shareholder Servicing Agent pursuant to its respective Shareholder Servicing Agreement, the Fund pays each Shareholder Servicing Agent a fee computed daily and paid monthly, in amounts aggregating not more than twenty-five one-hundredths of one percent (.25%) of the average daily net assets of the Fund per year. A Shareholder Servicing Agent may periodically waive all or a portion of its respective shareholder servicing fees with respect to the Fund to increase the net income of the Fund available for distribution as dividends. During the fiscal year ended April 30, 1995, the Fund paid Shareholder Servicing fees of __% of the Fund's average daily net assets.



EFFECT OF BANKING LAWS



Key Advisers and the Sub-Adviser believe that they may perform the investment advisory services for the Fund contemplated by the investment advisory (and Sub-Advisory) Agreement for the Fund (the "Advisory Agreements") with the Victory Portfolios. In the Advisory Agreements, Key Advisers and the Sub-Adviser have represented that they possess the legal authority to perform the investment advisory services contemplated therein and described in this Prospectus. Key Trust Company of Ohio, N.A. and its affiliates also believe that they also may perform the services for the Victory Portfolios contemplated by the Shareholder Servicing Agreement with the Victory Portfolios without violating applicable banking laws and regulations. Future changes in federal or state statutes and regulations relating to permissible activities of banks or bank holding companies and their subsidiaries and affiliates, as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations, could change the manner in which Key Advisers, the Sub-Adviser, Key Trust Company of Ohio, N.A. and its affiliates could continue to perform such services for the Victory Portfolios. See the Statement of Additional Information ("Glass-Steagall Act") for further discussion.



BUSINESS MANAGEMENT AGREEMENT



In connection with its obligations under its investment sub-advisory agreement with Key Advisers, the Sub-Adviser has entered into a Business Management Agreement with Key Advisers pursuant to which Key Advisers provides certain administrative and support services to the Sub-Adviser. Such services include preparing reports to the Company's Board of Trustees, recordkeeping services, and services rendered in connection with the preparation of regulatory filings and other reports, and regulatory and compliance systems and other administrative and support services.

For such services, the Sub-Adviser pays fees to Key Advisers at an annual rate as follows: .__% on the first $10 million of average daily net assets; .__% of the next $15 million of average daily net assets ; .__% of the next $25 million of average daily net assets; and .__% of average daily net assets in excess of $50 million.



EXPENSES



For the fiscal year ended October 31, 1995, the Fund's total operating expenses were .__% of the Fund's average net assets.



CUSTODIAN



Key Trust Company of Ohio, N.A. serves as custodian for the Fund and receives fees for its services.



INDEPENDENT ACCOUNTANTS



Coopers & Lybrand L.L.P. serves as the Fund's independent accountants.




                             ADDITIONAL INFORMATION



The Victory Portfolios may issue an unlimited number of shares and classes of the Fund. Shares of each class of the Fund participate equally in dividends and distributions and have equal voting, liquidation and other rights. When issued and paid for, shares will be fully paid and nonassessable by the Victory Portfolios and will have no preference, conversion, exchange or preemptive rights. Shareholders are entitled to one vote for each full share owned and fractional votes for fractional shares owned. For those investors with qualified trust accounts established with affiliates of the Adviser, the trustee will vote the shares at meetings of the Fund's shareholders in accordance with the shareholder's instructions or will vote in the same percentage as shares that are not held in trust. The trustee will forward to these shareholders all communications received by the trustee, including proxy statements and financial reports. The Victory Portfolios and the Fund are not required to hold annual meetings of shareholders and in ordinary circumstances do not intend to hold such meetings. The Trustees may call special meetings of shareholders for action by shareholder vote as may be required by the 1940 Act or the Victory Portfolios' Delaware Trust Instrument. Under certain circumstances, the Trustees may be removed by action of the Trustees or by the shareholders. Shareholders holding 10% or more of the Victory Portfolios' outstanding shares may call a special meeting of shareholders for the purpose of voting upon the question of removal of Trustees.



The Victory Portfolio's Board of Trustees may authorize the Victory Portfolios to offer other funds which may differ in the types of securities in which their assets may be invested.



Key Advisers, the Sub-Adviser and the Victory Portfolios have adopted Codes of Ethics (the "Codes") which require investment personnel (a) to pre-clear all personal securities transactions, (b) to file reports regarding such transactions, and (c) to refrain from personally engaging in (i) short-term trading of a security, (ii) transactions involving a security within seven days of a Victory fund transaction involving the same security, and (iii) transactions involving securities being considered for investment by a Victory fund. The Codes also prohibit investment personnel from purchasing securities in an initial public offering. Personal trading reports are reviewed periodically by Key Advisers or the Sub-Adviser, and the Board of Trustees reviews annually such reports (including information on any substantial violations of the Codes). Violations of the Codes may result in censure, monetary penalties, suspension or termination of employment.

DELAWARE LAW



The Delaware Business Trust Act (the "Delaware Act") provides that a shareholder of a Delaware business trust shall be entitled to the same limitation of personal liability extended to stockholders of Delaware corporations, and the Victory Portfolios' Delaware Trust Instrument provides that shareholders will not be liable for obligations of the Victory Portfolios. In light of Delaware law, the nature of the Victory Portfolios' business, and the nature of its assets, management of the Victory Portfolios believes that the risk of personal liability to a Fund shareholder would be extremely remote.



In the unlikely event a shareholder is held personally liable for the Victory Portfolios' obligations, the Victory Portfolios is required to use its property to protect or compensate the shareholder. On request, the Victory Portfolios will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Victory Portfolios. Therefore, financial loss resulting from liability as a shareholder will occur only if the Victory Portfolios itself cannot meet its obligations to indemnify shareholders and pay judgments against them.



Delaware law authorizes electronic or telephonic communications between shareholders and the Victory Portfolios. Under Delaware law, the Successor Company has the flexibility to respond to future business contingencies. For example, the Trustees will have the power to incorporate the Victory Portfolios, to merge or consolidate it with another entity, to cause each fund to become a separate trust, and to change the Victory Portfolios' domicile without a shareholder vote. This flexibility could help reduce the expense and frequency of future shareholder meetings for non-investment related issues.



MISCELLANEOUS



Shareholders will receive Semi-Annual Reports, which are unaudited, and Annual Reports, which are audited by independent public accountants, describing the investment operations of the Fund. Each of these reports, when available for a particular fiscal year end the end of a semi-annual fiscal period, is incorporated herein by reference. The Victory Portfolios may include information in their Annual Reports and Semi-Annual Reports to shareholders that (1) describes general economic trends, (2) describes general trends within the financial services industry or the mutual fund industry, (3) describes past or anticipated portfolio holdings for the Fund or (4) describes investment management strategies for the Victory Portfolios. Such information is provided to inform shareholders of the activities of the Fund for the most recent fiscal year the end of a semi-annual fiscal period and to provide the views of Key Advisers, the Sub-Adviser and/or the Victory Portfolios' officers regarding expected trends and strategies.



Inquiries regarding the Victory Portfolios or the Fund may be directed in writing to the Victory Portfolios at Primary Funds Service Corporation, P.O. Box 9741, Providence, RI 02940-9741, or by telephone, toll-free, at 800-539-3863.


NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS, AND IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE
VICTORY PORTFOLIOS OR THE   DISTRIBUTOR.  THIS PROSPECTUS DOES NOT CONSTITUTE
AN OFFERING BY THE VICTORY PORTFOLIOS OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

The
VICTORY
Portfolios
PRIME OBLIGATIONS FUND



PROSPECTUS               For current yield, purchase and redemption information,
March 1, 1996                                  call 800-539-FUND or 800-539-3863



THE VICTORY PORTFOLIOS (the "Victory Portfolios") is a registered open-end management investment company that offers investors a selection of money market, fixed-income, municipal bond, domestic and international equity portfolios. This Prospectus relates to the Victory Prime Obligations Fund (the "Fund"), a diversified portfolio. KeyCorp Mutual Fund Advisers, Inc., Cleveland, Ohio, an indirect subsidiary of KeyCorp, is the investment adviser to the Fund ("Key Advisers" or the "Adviser"). Society Asset Management, Inc., Cleveland, Ohio, an indirect subsidiary of KeyCorp, is the investment sub-adviser to the Fund (the "Sub-Adviser" or "Society"). Concord Holding Corporation is the Fund's administrator (the "Administrator"). Victory Broker-Dealer Services, Inc. is the Fund's distributor (the "Distributor").



The Fund seeks to maintain a constant net asset value of $1.00 per unit of beneficial interest. AN INVESTMENT IN THE FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE CAN BE NO ASSURANCE THAT THE PRIME OBLIGATIONS FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER UNIT.



The Victory Prime Obligations Fund seeks current income with liquidity and stability of principal. The Fund pursues this objective by investing in short-term, high quality debt instruments.



Please read this Prospectus before investing. It is designed to provide you with information and to help you decide if the Fund's goals match your own. Retain this document for future reference. A Statement of Additional Information (dated March 1, 1996) for the Fund and an annual report for the Fund's fiscal year ended October 31, 1995 has been filed with the Securities and Exchange Commission and is incorporated herein by reference. The Statement of Additional Information is available without charge upon request by calling 800-539-3863.


SHARES OF THE FUND ARE:

-        NOT INSURED BY THE FDIC;

- NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY KEYCORP BANK, ANY OF ITS AFFILIATES, OR ANY OTHER BANK;

- SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION ("COMMISSION") OR ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE, NOR HAS THE COMMISSION OR ANY SUCH STATE AUTHORITY PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



TABLE OF CONTENTS                                                           PAGE
-----------------                                                           ----

Summary of Fund Expenses                                                       3
Financial Highlights                                                           4
the Fund's Investment Objective                                                5
The Fund's Investment Policies and Risk Factors                                5
How to Invest, Exchange and Redeem                                             9
Dividends, Distribution and Taxes                                             15
Performance                                                                   18
Fund Organization and Fees                                                    19
Additional Information                                                        21

                            SUMMARY OF FUND EXPENSES

The table below summarizes the expenses associated with the Fund. This standard format was developed for use by all mutual funds to help you make your investment decisions. Of course, you should consider this expense information along with other important information in this Prospectus, including the Fund's investment objective.


SHAREHOLDER TRANSACTION EXPENSES(1)



         Maximum Sales Load                          None
         Deferred Sales Load                         None
         Redemption Fee                              None
         Exchange Fee                                None



ANNUAL FUND OPERATING EXPENSES AFTER EXPENSE WAIVERS AND REIMBURSEMENTS (as a percentage of average net assets)



         Management Fees (2)                          .35%
         Other Expenses(3)                            .28%
                                                      ---
         Total Operating Expenses(3)                  .63%
                                                      ===



(1) Subsidiaries, correspondents, affiliated banks, and non-bank affiliates of KeyCorp may charge a Customer's account fees for automatic investment and other cash management services provided in connection with an investment in the Fund. (See "How to Invest, Exchange and Redeem.")



(2) Key Advisers [and the Administrator] have agreed to reduce their fees and/or reimburse expenses [for the indefinite future].



(3) These amounts include an estimate of the shareholder servicing fees the Fund expects to pay. (See "Fund Organization and Fees - Shareholder Servicing".)



         EXAMPLE: You would pay the following expenses on a $1,000 investment, assuming: (1) 5% annual return and (2) redemption at the end of each time period.



                           1 YEAR         3 YEARS          5 YEARS      10 YEARS
                           ------         -------          -------      --------
Prime Obligation Fund      $6.00          $20.00            $35.00       $79.00



The purpose of the table above is to assist the investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. See "Fund Organization and Fees" for a more complete discussion of annual operating expenses of the Fund. THE FOREGOING EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                              FINANCIAL HIGHLIGHTS



THE FUND'S FINANCIAL HISTORY



         The table below sets forth certain financial information with respect to the per-share data and ratios for the Fund for the periods indicated. The information below has been derived from financial statements audited (except as indicated) by Coopers & Lybrand L.L.P., independent public accountants for the Victory Portfolios, whose report thereon is included in the Statement of Additional Information.



                       THE VICTORY PRIME OBLIGATIONS FUND
                              FINANCIAL HIGHLIGHTS

                                                    SIX MONTHS
                                 YEAR ENDED           ENDED                           YEAR ENDED OCTOBER 31,
                                 OCTOBER 31,         APRIL 30,                        ----------------------
                                    1995       1995           1994       1993        1992         1991          1990         1989
                                    ----       ----           ----       ----        ----         ----          ----         ----
                                              (UNAUDITED)
                                   [to be
                                  inserted]
Net asset value, beginning
  of period                                 $   1.00       $   1.00    $   1.00    $   1.00     $   1.00      $   1.00    $   1.00
Investment activities
  Net investment income                        0.025          0.035       0.030       0.037        0.061         0.078       0.087
  Net realized losses on
    investments                                              (0.003)
                                            --------       --------    --------    --------     --------      --------    --------
         Total from Investment
           Activities                          0.025          0.320       0.300       0.370        0.610         0.780       0.870
Distributions
  Net investment income                       (0.025)        (0.035)     (0.030)     (0.037)      (0.061)       (0.078)     (0.087)
                                            --------       --------    --------    --------     --------      --------    --------
Capital transactions                                          0.003
                                            --------       --------    --------    --------     --------      --------    --------
Net asset value, end of period              $   1.00       $   1.00    $   1.00    $   1.00     $   1.00      $   1.00    $   1.00
                                            ========       ========    ========    ========     ========      ========    ========
TOTAL RETURN                                    2.53%(a)       3.57%       3.05%       3.77%        6.32%         8.06%       9.02%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)             $430,000       $782,303    $720,024    $524,338     $442,263      $444,238    $304,186
Ratio of expenses to average
  net assets                                    0.69%(b)       0.62%       0.60%       0.61%        0.62%         0.62%       0.61%
Ratio of net investment
  income to average net assets                  5.02%(b)       3.52%       2.96%       3.68%        6.14%         7.76%       8.69%
Ratio of expenses to average
  net assets*                                                  0.79%       0.60%
Ratio of net investment
  income to average net assets*                                3.35%       2.96%



* During the period the administration and/or shareholder service fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would be as indicated.



(a)      Aggregate.



(b)      Annualized.

                         THE FUND'S INVESTMENT OBJECTIVE



The investment objective of the Fund is to seek to provide current income consistent with liquidity and stability of principal. The investment objective of the Fund is fundamental and may not be changed without a vote of a majority of its outstanding voting securities (as defined in the Statement of Additional Information). There can be no assurance that the Fund will achieve its investment objective.



                 THE FUND'S INVESTMENT POLICIES AND RISK FACTORS



The Fund pursues its objective by investing only in obligations which are determined by Key Advisers and the Sub-Adviser to present minimal credit risks under guidelines adopted by the Victory Portfolios' Board of Trustees (the "Trustees"). All securities or instruments in which the Fund may invest must have remaining maturities of up to 397 days, although securities subject to repurchase agreements and certain variable interest rate instruments may bear longer maturities. The average weighted maturity of the securities in the Fund will not exceed 90 days.



The Fund invests in United States dollar-denominated, high-quality, short-term debt instruments. The Fund's investments will be limited to those obligations which, at the time of purchase, (i) possess the highest short-term rating from at least two nationally recognized statistical ratings organizations ("NRSRO") (for example, commercial paper rated "A-1" by Standard & Poor's Corporation ("S&P") or "P-1" by Moody's Investors Service, Inc. ("Moody's")) or (ii) do not possess a rating (i.e., are unrated) but are determined by Key Advisers and the Sub-Adviser to be of comparable quality to rated instruments eligible for purchase by the Fund under guidelines adopted by the Trustees.



ACCEPTABLE INVESTMENTS AND ASSOCIATED RISKS. The Fund may invest in the following short-term dollar-denominated debt instruments and may use the following investment practices (such instruments and practices are described in further detail in the Statement of Additional Information):



- U.S. GOVERNMENT SECURITIES. The Fund may invest in obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association and the Export-Import Bank of the United States, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Student Loan Marketing Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Federal Farm Credit Banks, the Federal Home Loan Bank or the Federal Home Loan Mortgage Corporation, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so by law. The Fund will invest in the obligations of such agencies or instrumentalities only when Key Advisers and the Sub-Adviser believe that the credit risk with respect thereto is minimal.



- CERTIFICATES OF DEPOSIT. Certificates of deposit and demand and time deposits of U.S. and foreign banks, including Eurodollar Certificates of Deposits ("ECDs"), Eurodollar Time Deposits ("ETDs"), Canadian Time Deposits ("CTDs"), and Yankee Certificates of Deposit ("Yankee CDs").



- BANKERS' ACCEPTANCE. A Banker's Acceptance is a bill of exchange or time draft drawn on and accepted by (i.e., made an obligation of) a commercial bank.

It is used by corporations to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.



- COMMERCIAL PAPER ISSUES. These instruments are short-term promissory notes issued by domestic and foreign corporations, including Canadian Commercial Paper ("CCP") and Europaper.



- VARIABLE AMOUNT MASTER DEMAND NOTES. A master demand note represents an unsecured loan by the Fund to the corporation that issues the note. The amount of the loan will vary depending on the portion of the Fund's assets which Key Advisers and the Sub- Adviser determine to invest in these notes. The interest rate on the notes is adjusted periodically. Although there is no secondary market in the notes, the Fund may demand payment of principal and accrued interest at any time.



- SHORT-TERM FUNDING AGREEMENTS. The Fund may invest in short-term funding agreements (sometimes referred to as "GICs") issued by insurance companies. Pursuant to a short-term funding agreement, the Fund invests an amount of cash with an insurance company and the insurance company credits such investment on a monthly basis with guaranteed interest which is based on an index. Short-term funding agreements provide that this guaranteed interest will not be less than a certain minimum rate. The Fund will purchase a short-term funding agreement only when Key Advisers and the Sub-Adviser have determined, under guidelines established by the Victory Portfolios' Board of Trustees, that the agreement presents minimal credit risks to the Fund and is of comparable quality to instruments that possess the highest short-term rating from an NRSRO not affiliated with the issuer or guarantor of the instrument. The Fund may receive all principal and accrued interest on a short-term funding agreement at any time upon thirty days' written notice. Because the Fund may not receive the principal amount of a short-term funding agreement from the insurance company on seven days' notice or less, a short-term funding agreement is considered an illiquid investment and, together with other instruments in the Fund which are not readily marketable, will not exceed 10% of the Fund's total assets.



- FOREIGN INVESTMENTS. Investments in ECDs, ETDs, CTDs, Yankee CDs, CCP, and Europaper may subject the Fund to investment risks that differ in some respects from those related to investments in obligations of U.S. domestic issuers. Such risks include future adverse political and economic developments, the possible imposition of withholding taxes on interest income, possible seizure, nationalization, or expropriation of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting, and recordkeeping standards than those applicable to domestic branches of U.S. banks. The Fund will acquire securities issued by foreign branches of U.S. banks, foreign banks, or other foreign issuers only when Society believes that the risks associated with such instruments are minimal.



- VARIABLE AND FLOATING RATE NOTES. Securities purchased by the Fund may include rated and unrated variable and floating rate tax-exempt notes, which may have a stated maturity in excess of one year but which will be in such event, either
(a) issued or guaranteed by the United States government or any agency thereof and have a variable rate of interest readjusted no less frequently than annually; or (b) subject to a demand feature that will permit the Fund to demand payment of the principal of the note either (i) at any time upon not more than thirty days' notice or (ii) at specified intervals not exceeding thirteen months and upon no more than thirty days' notice. There may be no active secondary market with respect to a particular variable or floating rate note. The Fund will not purchase variable or floating rate notes for which no readily available market exists in amounts that, together with other illiquid securities held by the Fund, exceed 10% of the Fund's total assets.

- SECURITIES LENDING. In order to generate additional income, the Fund may, from time to time, lend portfolio securities to broker-dealers, banks or institutional borrowers of securities. The Fund must receive collateral equal to 100% of the securities' value plus any interest due in the form of cash or U.S. Government securities, which collateral must be marked to market daily by Key Advisers and the Sub-Adviser. Should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund. During the time portfolio securities are on loan, the borrower pays the Fund an amount equal to any dividends or interest paid on such securities plus any interest negotiated between the parties to the lending agreement. Loans are subject to termination by the Fund or the borrower at any time. While the Fund does not have the right to vote securities on loan, the Fund intends to terminate the loan and regain the right to vote if that is considered important with respect to the investment. The Fund will only enter into loan arrangements with broker-dealers, banks or other institutions which Key Advisers and the Sub-Adviser have determined are creditworthy under guidelines established by the Victory Portfolios' Board of Trustees. The Fund intends to limit its securities lending to 33 1/3% of total assets.



- REPURCHASE AGREEMENTS. Under the terms of a repurchase agreement, the Fund acquires securities from financial institutions or registered broker-dealers, subject to the seller's agreement to repurchase such securities at a mutually agreed upon date and price. The seller is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). If the seller were to default on its repurchase obligation or become insolvent, the Fund holding such obligation would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price, or to the extent that the disposition of such securities by the Fund is delayed pending court action. Repurchase agreements are considered by the staff of the Commission to be loans by the Fund.



- REVERSE REPURCHASE AGREEMENTS. The Fund may borrow funds for temporary purposes by entering into reverse repurchase agreements. Pursuant to such agreements, the Fund sells portfolio securities to financial institutions such as banks and broker-dealers, and agrees to repurchase them at a mutually agreed-upon date and price. At the time the Fund enters into a reverse repurchase agreement, it must place in a segregated custodial account assets having a value equal to the repurchase price (including accrued interest); the collateral will be marked to market on a daily basis, and will be continuously monitored to ensure that such equivalent value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings under the Investment Company Act of 1940.



- INVESTMENT COMPANY SECURITIES. The Fund may invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the securities of any one investment company or invest more than 10% of its total assets in the securities of other investment companies. To the extent required by the laws of any state in which shares of a fund of the Victory Portfolios are sold, Key Advisers and the Sub-Adviser will waive its investment advisory fee as to all assets invested in other investment companies. Because such other investment companies employ an investment adviser, such investment by the Fund will cause shareholders to bear duplicative fees, such as management fees, to the extent such fees are not waived by Key Advisers and the Sub- Adviser.



- PRIVATE PLACEMENT INVESTMENTS. The Fund may invest in commercial paper issued in reliance on the exemption from registration afforded by Section 4(2) of the 1933 Act. Section 4(2) commercial paper is restricted as to disposition under federal securities law and is generally sold to institutional investors, such as the Fund, that agree they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) commercial paper is normally resold to other institutional investors like the Fund through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) commercial paper, thus providing liquidity. The Fund believes that Section 4(2) commercial paper and possibly certain other restricted securities that meet the criteria for liquidity established by the Trustees are quite liquid. The Fund intends, therefore, to treat the restricted securities that meet the criteria for liquidity established by the Trustees, including Section 4(2) commercial paper, as determined by Key Advisers or the Sub-Adviser, as liquid and not subject to the investment limitation applicable to illiquid securities. Therefore, the Fund will generally purchase Section 4(2) commercial paper without regard to the Fund's restriction on illiquid securities.



The ability of the Trustees to determine the liquidity of certain restricted securities is permitted under a position of the Staff of the Commission set forth in the adopting release for Rule 144A under the 1933 Act (the "Rule"). The Rule is a nonexclusive safe-harbor for certain secondary market transactions involving certain Restricted Securities under federal securities laws. The Rule provides an exemption from registration for resales of Restricted Securities to qualified institutional buyers. The Rule was expected to further enhance the liquidity of the secondary market for the types of securities eligible for resale under Rule 144A. The Victory Portfolios believes that the Staff of the Commission has left the question of determining the liquidity of all Restricted Securities to the Trustees. The Trustees consider the following criteria in determining the liquidity of certain restricted securities: the frequency of trades and quotes for the security; the number of dealers willing to purchase or sell the security and the number of other potential buyers; dealer undertakings to make a market in the security; and the nature of the security and the nature of the marketplace trades.



The investment policies of the Fund may be changed without an affirmative vote of the holders of a majority of the Fund's outstanding voting securities unless
(1) a policy is expressly deemed to be a fundamental policy of the Fund or (2) policy is expressly deemed to be changeable only by such majority vote.



                            LIMITING INVESTMENT RISKS



The Fund follows specific guidelines in buying portfolio securities:



1. (a) The Fund may borrow money solely for temporary or emergency purposes, but not in an amount exceeding 33 1/3% of its total assets.
         (b) The Fund may borrow money from banks or by engaging in reverse repurchase agreements. (c) The Fund will not purchase securities when borrowings exceed 5% of its total assets. If the Fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. To this extent, purchasing securities when borrowings are outstanding may involve an element of leverage.



2. The Fund will not purchase a security if, as a result, more than 10% of its net assets would be invested in illiquid securities. The Fund may invest up to 10% of its net assets in illiquid investments (investments that cannot be readily sold within seven days in the usual course of business at approximately the price at which the Fund has valued them), including restricted securities deemed to be illiquid. Under the supervision of the Trustees, Key Advisers or the Sub- Adviser determines the liquidity of the Fund's investments. The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Fund to sell them promptly at an acceptable price.

Except for the Fund's investment objective and limitation on borrowing in limitation 1, the investment policies described in this Prospectus are not fundamental. Non-fundamental limitations may be changed without shareholder approval. Whenever an investment policy or limitation states a maximum percentage of the Fund's assets that may be invested, such percentage limitation will be determined immediately after and as a result of the investment, except in the case of borrowing (or other activities that may be deemed to result in the issuance of a "senior security" under the 1940 Act). Any subsequent change in values, assets or other circumstances will not be considered when determining whether the investment complies with the Fund's investment policies and limitations. If the value of Fund's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board of Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity.


                       HOW TO INVEST, EXCHANGE AND REDEEM

HOW TO INVEST


Shares may be purchased directly or through an Investment Professional. Investment Professionals are securities brokers or other financial institutions that have entered into selling or servicing agreements with the Fund or the Distributor. Shares are also available to clients of bank trust departments who have qualified trust accounts. The minimum investment is $500 for the initial purchase and $25 thereafter. Accounts set up through a bank trust department or an Investment Professional may be subject to different minimums.


- Investing Through Your Investment Professional. Your Investment Professional will place your order with the Transfer Agent on your behalf. You may be required to establish a brokerage or agency account. Your Investment Professional will notify you whether subsequent trades should be directed to the Investment Professional or directly to the Fund's Transfer Agent. Accounts established with Investment Professionals may have different features, requirements and fees. In addition, Investment Professionals may charge for their services. Information regarding these features, requirements and fees will be provided by the Investment Professional. If you are purchasing shares of any Fund through a program of services offered or administered by your Investment Professional, you should read the program materials in conjunction with this Prospectus.

- Investing Through The Systematic Investment Plan. You can use the Systematic Investment Plan to purchase shares directly from your bank account. Please refer to "Systematic Investment Plan" below for more details.

- Investing Through Your Bank Trust Department. Your bank trust department may require a minimum investment and may charge additional fees. Fee schedules for such accounts are available upon request and are detailed in the agreements by which a client opens the desired account. Your bank trust department may require a completed and signed application for the Fund in which an investment is made. Additional documents may be required from corporations, associations, and certain fiduciaries. Any account information, such as balances, should be obtained through your bank trust department. Additional purchases, exchanges or redemptions should also be coordinated through your bank trust department. Contact your bank trust department for instructions.


The services rendered by a bank trust department, including affiliates of Key Advisers or the Sub-Adviser, in the management of its accounts are not duplicative of any of the services for which Key Advisers or the Sub-Adviser as the investment adviser or sub- adviser, respectively, is compensated for advising the Fund. The charges paid by clients of bank trust departments, or their affiliates, should be considered in calculating the net yield and return on investments in the Fund, although such charges do not affect the Fund's dividends and distributions.


INVESTING DIRECTLY

BY MAIL: You may purchase shares by completing and signing an account application (initial purchase only) and mailing it, together with a check (or other negotiable bank draft or money order) in the amount of at least the minimum investment requirement to, The Victory Prime Obligations Fund, Primary Funds Service Corporation, P.O. Box 9741, Providence, RI 02940-9741. Subsequent purchases may be made in the same manner.

BY WIRE: Call 800-539-3863 to set up your Fund account to accommodate wire transactions. YOU MUST CALL THE TRANSFER AGENT BEFORE WIRING FUNDS. You will begin to earn dividends on the first business day following receipt of your wire. Federal funds (monies transferred from one bank to another through the Federal Reserve System with same-day availability) should be wired to:

         Boston Safe Deposit & Trust Co.
         ABA #011001234
         Credit PFSC DDA #16-918-8
         The Victory Portfolios:  The Victory Prime Obligations Fund

You must include your account number, your name(s), tax identification number(s) and the control number assigned by the Transfer Agent. The Fund does not impose a fee for wire transactions, although your bank may charge you a fee for this service.

Shares are sold at the public offering price based on the net asset value that is next determined after the Transfer Agent receives the purchase order. In most cases, to receive that day's offering price, the Transfer Agent must receive your order as of the close of regular trading of the New York Stock Exchange ("NYSE") (generally 4:00 pm Eastern time) (the "Valuation Time") on each Business Day (as defined in "Net Asset Value Per Share")of the Fund. If you buy shares through an Investment Professional, the Investment Professional must receive your order in a timely fashion on a regular Business Day and transmit it to the Transfer Agent so that it is received before the close of business that day. The Transfer Agent may reject any purchase order for the Fund's shares, in its sole discretion.

It is the responsibility of your Investment Professional to transmit your order to purchase shares to the Transfer Agent in a timely fashion in order for you to receive that day's share price. The Fund must receive payment within three business days after an order is placed. Otherwise, the purchase order will be canceled and you could be held liable for resulting fees and/or losses.

INVESTMENT REQUIREMENTS

All purchases must be made in U.S. dollars. Checks must be drawn on U.S. banks. No cash will be accepted. If you make a purchase with more than one check, each check must have a value of at least $25, and the minimum investment requirement still applies. The Fund reserves the right to limit the number of checks processed at one time. If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees incurred. Payment for the purchase is expected at the time of the order. If payment is not received within three business days of the date of the order, the order may be canceled, and you could be held liable for resulting fees and/or losses.


You may initiate any transaction by telephone either through your bank trust department or through your Investment Professional or call the Transfer Agent at 800-539-3863. Subsequent investments by telephone may be made directly or through procedures established by your bank trust department or Investment Professional. See "Redeeming Shares -- By Telephone" for more information about telephone transactions.


SPECIAL INVESTOR SERVICES

- THE SYSTEMATIC INVESTMENT PLAN. You can make regular investments in the Fund and all other funds of the Victory Group with the Systematic Investment Plan by completing the appropriate section of the account application and attaching a voided personal check with your bank's magnetic ink coding number across the front. If your bank account is jointly owned, be sure that all owners sign. You must first meet the Fund's initial investment requirement of $500, then investments may be made monthly by automatically deducting $25 or more from your bank checking account. For officers, trustees, directors and employees, including retired directors and employees, of the Victory Group, KeyCorp and its affiliates, and the Administrator and its affiliates (and family members of each of the foregoing, i.e., parents and children) who participate in the Systematic Investment Plan, there is no minimum initial investment required. You may change the amount of your monthly purchase at any time. A bank draft form must be completed for this option. Your bank checking account will be debited on the date indicated on your Account Application. Shares will be purchased at the offering price next determined following receipt of the order by the Transfer Agent. You may cancel the Systematic Investment Plan at any time without payment of a cancellation fee. Your monthly account statement will reflect systematic investment transactions, and a debit entry will appear on your bank statement.

- THE SYSTEMATIC WITHDRAWAL PLAN. You can make regular withdrawals from your account in any fund of the Victory Group with the Systematic Withdrawal Plan by completing the appropriate section of the account application. If you own shares in a fund worth $5,000 or more, you can have monthly, quarterly, semi-annual or annual checks sent from your account directly to you, to a person named by you, or to your bank checking account. The required minimum withdrawal is $25. If you are having checks sent to your bank checking account, attach a voided personal check with your bank's magnetic coding number across the front of the account application. If your account is jointly owned, be sure that all owners sign the application. You may obtain information about the Systematic Withdrawal Plan by contacting your Investment Professional. Your Systematic Withdrawal Plan payments are drawn from share redemptions. If Systematic Withdrawal Plan redemptions exceed dividend distributions paid on your Fund shares, your account eventually may be exhausted. If any applicable sales charges are applied to new purchases of shares of the Fund, it is to your disadvantage to buy shares of the Fund while also making systematic redemptions.

Your account will be debited on the date you indicate on your Account Application. Shares will be redeemed at the NAV as determined on the debit date indicated on your Account Application. You may cancel the Systematic Withdrawal Plan at any time without payment of a cancellation fee. Each Systematic Withdrawal Plan transaction will appear as a debit entry on your monthly account statement.


- RETIREMENT PLANS. Retirement plans can be among the best tax-planning vehicles available to individuals. Call your Investment Professional for more information on the plans and their benefits, provisions and fees. Your Investment Professional can set up your new account in the Fund under one of several tax-sheltered plans. These plans let you invest for retirement and shelter your investment income from current taxes. Plans include Individual Retirement Accounts (IRAs) and Rollover IRAs. Other fees may be charged by the IRA custodian or trustee.


HOW TO REDEEM SHARES

You may redeem all or a portion of your shares on any day that the Fund is open for business (see "Share Price" below). Shares will be redeemed at the NAV next calculated after the Transfer Agent has received the redemption request. If the Fund account is closed, any accrued dividends will be paid at the beginning of the following month.

You may redeem shares in several ways:

BY MAIL:  Send a written request to:      The Victory Portfolios:
                                          Prime Obligations Fund
                                          P.O. Box 9741
                                          Providence, RI 02940-9741

Write a "letter of instruction" with your name, the Fund's name, your Fund account number, the dollar amount or number of shares to be redeemed, and any additional requirements that apply to each particular account. You will need the letter of instruction signed by all persons required to sign for transactions, exactly as their names appear on the account application. A signature guarantee is required if: you wish to redeem more than $10,000 worth of shares; your Fund account registration has changed within the last 60 days; the check is not being mailed to the address on your account; the check is not being made out to the account owner; or the redemption proceeds are being transferred to another Victory Group account with a different registration. The following institutions should be able to provide you with a signature guarantee: banks, brokers, dealers, credit unions (if authorized under state law), securities exchanges and associations, clearing agencies, and savings associations. A signature guarantee may not be provided by a notary public. A signature guarantee is designed to protect you, the Fund, and its agents from fraud. The Transfer Agent reserves the right to reject any signature guarantee if (1) it has reason to believe that the signature is not genuine, (2) it has reason to believe that the transaction would otherwise be improper, or (3) the guarantor institution is a broker or dealer that is neither a member of a clearing corporation nor maintains net capital of at least $100,000.

BY WIRE: You may make redemptions by wire provided you have established a Fund account to accommodate wire transactions. If telephone instructions are received before Valuation Time (generally 4:00 p.m. Eastern time), proceeds of the redemption will be wired as federal funds on the next Business Day to the bank account designated with the Transfer Agent. You may change the bank account designated to receive an amount redeemed at any time by sending a letter of instruction with a signature guarantee to the Transfer Agent, Primary Funds Service Corporation, P.O. Box 9741, Providence, RI 02940-9741.

BY TELEPHONE: To redeem by telephone, you may call the Transfer Agent toll free at 800-539-3863 or call your Investment Professional or bank trust department. See "Shareholder Account Rules and Policies" for more information about telephone transactions.

ADDITIONAL REDEMPTION REQUIREMENTS: The Fund may withhold payment on redemptions until it is reasonably satisfied that investments made by check have been collected, which can take up to 15 days. Also, when the NYSE is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closings, or under any emergency circumstances as determined by the Commission to merit such action, the right of redemption may be suspended or the date of payment postponed for a period of time that may exceed 7 days. In addition, the Fund reserves the right to advance the time on that day by which purchase and redemption orders must be received. To the extent that portfolio securities are traded in other markets on days when the NYSE is closed, the Fund's NAV may be affected on days when investors do not have access to the Fund to purchase or redeem shares.

If you are unable to reach the Transfer Agent by telephone (for example, during times of unusual market activity), consider placing your order by mail directly to the Transfer Agent. In case of suspension of the right of redemption, you may either withdraw your request for redemption or receive payment based on the NAV next determined after the termination of the suspension. If your balance in a Fund falls below $500, you may be given 60 days' notice to reestablish the minimum balance (except with respect to officers, trustees, directors and employees, including retired directors and employees, of the Victory Portfolios, KeyCorp and its affiliates, and the Administrator and its affiliates (and family members of each of the foregoing, i.e., parents, children and household members) participating in the Systematic Investment Plan, to whom no minimum balance requirement applies). If you do not increase your balance, your account may be closed and the proceeds mailed to you at the address on record. Shares will be redeemed at the last calculated NAV on the day the account is closed.

HOW TO EXCHANGE SHARES

Shares of the Fund may be exchanged for shares of certain funds of the Victory Group at net asset value per share at the time of exchange, without a sales charge. To exchange shares, you must meet several conditions:

- Shares of the fund selected for exchange must be available for sale in your state of residence.

- The prospectuses of this Fund and the fund whose shares you want to buy must offer the exchange privilege.

- You must hold the shares you buy when you establish your account for at least 7 days before you can exchange them; after the account is open 7 days, you can exchange shares every regular Business Day.

- You must meet the minimum purchase requirements for the fund you purchase by exchange.

- The registration and tax identification numbers of the two accounts must be identical.

-        Before exchanging into a fund, obtain and read its prospectus.

Shares of a particular class may be exchanged only for shares of the same class in the other funds of the Victory Group. For example, you can exchange shares of this Fund only for Class A shares of another fund. At present, not all of the funds offer the same two classes of shares. If a fund has only one class of shares that does not have a class designation, they are "Class A" shares for exchange purposes. In some cases, sales charges may be imposed on exchange transactions. Certain funds offer Class A or Class B shares and a list can be obtained by calling the Transfer Agent at 800-539-3863. Please refer to the Statement of Additional Information for more details about this policy.

Telephone exchange requests may be made either by calling your Investment Professional or the Transfer Agent at 800-539-3863 prior to valuation time (generally 4:00 p.m. Eastern time) on any Business Day.

You can obtain a list of eligible funds of the Victory Group by calling the Transfer Agent at 800-539-3863. Exchanges of shares involve a redemption of the shares of the Fund and a purchase of shares of the other portfolio.

There are certain exchange policies you should be aware of:

- Shares are normally redeemed from one fund and purchased from the other fund in the exchange transaction on the same Business Day on which the Transfer Agent receives an exchange request by Valuation Time (generally 4:00 p.m. Eastern time) that is in proper form, but either fund may delay the purchase of shares of the fund into which you are exchanging if it determines it would be disadvantaged by a same-day transfer of the proceeds to buy shares. For example, the receipt of multiple exchange requests from a dealer in a "market-timing" strategy might require the disposition of securities at a time or price disadvantageous to the Fund.

- Because excessive trading can hurt fund performance and harm shareholders, the Victory Portfolios reserves the right to refuse any exchange request that will disadvantage it, or to refuse multiple exchange requests submitted by a shareholder or dealer.

- The Fund may amend, suspend or terminate the exchange privilege at any time upon 60 days' written notice to shareholders.

- If the Transfer Agent cannot exchange all the shares you request because of a restriction cited above, only the shares eligible for exchange will be exchanged.

-  Each exchange may produce a gain or loss for tax purposes.

Shareholders of the former Investors Preference Fund for Income, Inc. and Investors Preference New York Tax-Free Fund, Inc. will not be subject to any additional sales load upon an exchange of shares attributable to an Investors Preference Funds account for shares of other funds of the Victory Portfolios.

SHAREHOLDER ACCOUNT RULES AND POLICIES

- NET ASSET VALUE PER SHARE. The term "net asset value per share," or "NAV", means the value of one share. The NAV is calculated by adding the value of all its investments, plus cash and other assets, deducting liabilities, and then dividing the result by the number of shares outstanding. The NAV of the Fund is determined and its shares are priced as of the close of regular trading of the New York Stock Exchange (NYSE) (generally 4:00 p.m. Eastern Time) (the "Valuation Time") on each Business Day of the Fund. A "Business Day" is a day on which the NYSE is open for trading, the Federal Reserve Bank of Cleveland is open, and any other day (other than a day on which no shares of the Fund are tendered for redemption and no order to purchase any shares is received) during which there is sufficient trading in its portfolio instruments that the Fund's net asset value per share might be materially affected. The NYSE or the Federal Reserve Bank of Cleveland will not be open in observance of the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans' Day, Thanksgiving Day, and Christmas Day.

The Fund's securities are valued primarily on the basis of market quotations or, if quotations are not readily available, by a method that the Board of Trustees believes accurately reflects fair value. Fair value of these portfolio securities is determined by an independent pricing service approved by the Trustees based primarily upon information concerning market transactions and dealers quotations for similar securities.

- THE OFFERING OF SHARES may be suspended during any period in which the determination of net asset value is suspended, and the offering may be suspended by the Trustees at any time the Trustees believe it is in the Fund's best interest to do so.

- TELEPHONE TRANSACTION PRIVILEGES for purchases, redemptions or exchanges may be modified, suspended or terminated by the Fund at any time. If an account has more than one owner, the Fund and the Transfer Agent may rely on the instructions of any one owner. Telephone privileges apply to each owner of the account and the dealer representative of record for the account unless and until the Transfer Agent receives cancellation instructions from an owner of the account.

- TELEPHONE INSTRUCTIONS. Generally, neither the Fund, the bank trust department nor the Transfer Agent will be responsible for any claims, losses or expenses for acting on telephone instructions that they reasonably believe to be genuine. The Transfer Agent and the Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine and if they do not employ reasonable procedures they may be liable for any losses due to unauthorized or fraudulent instructions. The identification procedures may include, but are not limited to, the following: account number, registration and address, personalized security codes, taxpayer identification number and other information particular to the account. Your Investment Professional, bank trust department or the Transfer Agent may also record calls, and you should verify the accuracy of your confirmation statements immediately after you receive them.

- REDEMPTION OR TRANSFER REQUESTS WILL NOT BE HONORED UNTIL THE TRANSFER AGENT RECEIVES ALL REQUIRED DOCUMENTS IN PROPER FORM. From time to time, the Transfer Agent in its discretion may waive certain of the requirements for redemptions stated in this Prospectus.

- DEALERS THAT CAN PERFORM ACCOUNT TRANSACTIONS FOR THEIR CLIENTS BY PARTICIPATING IN NETWORKING through the National Securities Clearing Corporation are responsible for obtaining their clients' permission to perform those transactions and are responsible to their clients who are shareholders of the Victory Portfolios if the dealer performs any transaction erroneously.

- THE REDEMPTION PRICE FOR SHARES WILL VARY from day to day because the value of the securities in the Fund fluctuates, and the value of your shares may be more or less than their original cost.

- PAYMENT FOR REDEEMED SHARES is made ordinarily in cash and forwarded by check within three business days after the Transfer Agent receives redemption instructions in proper form, except under unusual circumstances determined by the Commission delaying or suspending such payments. The Transfer Agent may delay forwarding a check for recently purchased shares, but only until the purchase payment has cleared. That delay may be as much as 15 days from the date the shares were purchased. That delay may be avoided if you arrange with your bank to provide telephone or written assurance to the Transfer Agent that your purchase payment has cleared.

- INVOLUNTARY REDEMPTIONS OF SMALL ACCOUNTS. If your account value has fallen below $500, you will be given 60 days' notice to reestablish the minimum balance. If you do not increase your minimum balance, your account may be closed and the proceeds mailed to you at the record address. In some cases involuntary redemptions may be made to repay the Distributor for losses from the cancellation of share purchase orders. Under unusual circumstances, shares of the Fund may be redeemed "in kind," which means that the redemption proceeds will be paid with securities from the Fund. Please refer to the Statement of Additional Information for more details.

- "BACKUP WITHHOLDING" of Federal income tax may be applied at the rate of 31% from dividends, distributions and redemption proceeds (including exchanges) if you fail to furnish the Victory Portfolios with a certified Social Security or taxpayer identification number when you sign your application, or if you violate Internal Revenue Service regulations on tax reporting of dividends.

- THE VICTORY PORTFOLIOS DOES NOT CHARGE A REDEMPTION FEE, but if your Investment Professional handles your redemption, they may charge a separate service fee.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS. The Fund ordinarily declares and pays dividends from its net investment income quarterly. The Fund distributes substantially all net capital gains, if any, to shareholders each year, to the extent necessary to qualify for favorable federal tax treatment.

CAPITAL GAINS. The Fund may make distributions annually out of any net short-term or long-term capital gains, and the Fund may make supplemental distributions of dividends and capital gains following the end of its fiscal year.

DISTRIBUTION OPTIONS

When you fill out your account application, you can specify how you want to receive your dividend distributions. Currently, there are five available options:

1. REINVESTMENT OPTION. Your income and capital gain dividends, if any, will be automatically reinvested in additional shares of the Fund. Income and capital gain dividends will be reinvested at the net asset value of the Fund as of the day after the record date. If you do not indicate a choice on your application, you will be assigned this option.

2. CASH OPTION. You will receive a check for each income or capital gain dividend, if any. Distribution checks will be mailed no later than 7 days after the dividend payment date which may be more than 7 days after the dividend record date.

3. INCOME EARNED OPTION. You will have your capital gain dividend distributions, if any, reinvested automatically in the Fund and have your income dividends paid in cash.

4. DIRECTED DIVIDENDS OPTION. You will have income and capital gain dividends, or only capital gain dividends, automatically reinvested in shares of another fund of the Victory Group. Shares will be purchased at the NAV as of the dividend record date. If you are reinvesting dividends of a fund sold without a sales charge in shares of a fund sold with a sales charge, the shares will be purchased at the public offering price. If you are reinvesting dividends of a fund sold with a sales charge in shares of a fund sold with or without a sales charge, the shares will be purchased at the net asset value of the fund. Dividend distributions can be directed only to an existing account with a registration that is identical to that of your Fund account.

5. DIRECTED BANK ACCOUNT OPTION. You will have your income and capital gain dividends, or only your income dividends, automatically transferred to your bank checking or savings account. The amount will be determined on the dividend record date and will normally be transferred to your account within 7 days of the dividend record date. Dividend distributions can be directed only to an existing account with a registration that is identical to that of your Fund account. Please call or write the Transfer Agent to learn more about this dividend distribution option.

Any election or revocation of any of the above dividend distribution options may be made in writing to the Fund and sent to Primary Funds Service Corporation, P.O. Box 9741, Providence, RI 02940-9741, or by calling the Transfer Agent at 800-539-3863, and will become effective with respect to dividends having record dates after receipt of the application or request by the Transfer Agent.

Reinvested dividend distributions receive the same tax treatment as dividend distributions paid in cash.

COMPLETE REDEMPTIONS: If you request a complete redemption of all your Fund shares, any dividend accrued to your account will be included in the redemption check.

STATEMENTS AND REPORTS: You will receive a monthly statement reflecting all transactions that affect the share balance or the registration of your Fund account. You will receive a confirmation after every transaction that affected the share balance of your Fund account, except for dividend reinvestment, systematic investment and systematic withdrawal transactions. These transactions will be detailed in your Fund account statement. Transactions that affect the share balance of your Fund investment in an account established with an Investment Professional or financial institution will be detailed in regular statements or through confirmation procedures of the financial institution. Certificates representing shares of the Fund will not be issued. An IRS Form 1099-DIV with federal tax information will be mailed to you by January 31 of each tax year and also will be filed with the IRS. At least twice a year, you will receive the Fund's financial reports.


FEDERAL TAXES



The Fund intends to qualify each year and elect to be treated as a separate "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "IRS Code"). If the Fund is treated as a "regulated investment company" and all its taxable income is distributed to its shareholders in accordance with the timing requirements imposed by the IRS Code, it will not be subject to federal income tax on its income. The Fund's distributions that are attributable to its net investment income and short-term capital gains are taxable as ordinary income, and its distributions from long-term capital gains are taxed as long-term capital gains. Such distributions are taxable when they are paid, whether taken in cash or reinvested in additional shares, except that distributions declared in October, November or December and paid during the following January are taxable as if paid and received on December 31. Dividends received from the Fund by corporate shareholders are not entitled to the dividends-received deduction. The Fund sends tax statements to its shareholders (with copies to the Internal Revenue Service (the "IRS")) by January 31 showing the amounts and tax status of distributions made (or deemed made) during the preceding calendar year.



Interest income received by direct holders of obligations of the U.S. Government and certain of its agencies and instrumentalities is exempt from state and local income taxation. The Fund's dividend distributions from investment income may, to the extent such dividend distributions consist of interest from obligations of the U.S. Government and certain of its agencies and instrumentalities, also be exempt from state and local income taxes. The Fund intends to advise shareholders of the proportion of their dividends which consist of such interest. Shareholders are urged to consult their own tax advisers regarding the possible exclusion of a portion of their dividend distributions for state and local income tax purposes in their respective jurisdictions.


REDEMPTION OR EXCHANGES

Investors may realize a gain or loss when redeeming (selling) or exchanging shares. For most types of accounts, the Fund reports the proceeds to the IRS annually. Because the shareholders' tax treatment also depends on their purchase price and personal tax positions, shareholders should keep their regular account statements to use in determining their tax. See "Buying a Dividend".

BUYING A DIVIDEND

On the record date for a distribution of ordinary income or capital gains dividend, the net asset value of the Fund is reduced by the amount of the distribution. An investor who buys shares just before the record date ("buying a dividend") will pay the full price for the shares and then receive a portion of the purchase price back as a taxable distribution.

OTHER TAX INFORMATION

The information above is only a summary of some of the federal income tax consequences generally affecting the Fund and its shareholders, and no attempt has been made to discuss individual tax consequences. A prospective investor should also review the more detailed discussion of federal income tax considerations in the Statement of Additional Information. In addition to federal income tax, a shareholder may be subject to state or local taxes on the shareholder's investment, depending on the laws in the shareholder's area. Investors considering an investment in the Fund should consult their tax adviser to determine whether the Fund is suitable to their particular tax situation.

When investors sign their account application, they are asked to provide their correct social security or taxpayer identification number and other required certifications. If investors do not comply with IRS regulations, the IRS can require the Fund to withhold 31% of taxable distributions and redemptions from their account.

                                   PERFORMANCE

From time to time, performance information for the Fund showing total return may be presented in advertisements, sales literature and in reports to shareholders. Such performance figures are based on historical earnings and are not intended to indicate future performance. Average annual total return will be calculated over a stated period of more than one year. Average annual total return is measured by comparing the value of an investment at the beginning of the relevant period (as adjusted for sales charges, if any) to the redemption value of the investment at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions) and annualizing that figure. Aggregate total return is calculated similarly to average annual total return, except that the resulting difference is not annualized.

From time to time performance information for the Fund showing the yield and/or effective yield for each class of shares may also be presented in advertisements, sales literature and in reports to shareholders. Yields reflect the deduction of the maximum sales charge. Such performance figures are based on historical earnings and are not intended to indicate future performance. Yield will be computed by dividing the Fund's net investment income per share earned during a recent thirty-day period by the Fund's maximum offering price per share (reduced by any undeclared earned income expected to be paid shortly as a dividend) on the last day of the period and annualizing the result. Effective yield is computed in a similar manner, but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

Investors may also judge, and the Victory Portfolios may at times advertise, the performance of the Fund by comparing it to the performance of other mutual funds with comparable investment objectives and policies, which performance may be contained in various unmanaged mutual fund or market indices or rankings such as those prepared by Dow Jones & Co., Inc. and Standard & Poor's Corporation, in publications issued by Lipper Analytical Services, Inc., and in the following publications: IBC/Donoghue's Money Fund Reports, Ibbotson Associates, Inc., Morningstar, CDA/Wiesenberger, Money Magazine, Forbes, Barron's, The Wall Street Journal, The New York Times, Business Week, American Banker, Fortune,

Institutional Investor, U.S.A. Today and local newspapers. In addition, general information about the Fund that appears in publications such as those mentioned above may also be quoted or reproduced in advertisements, sales literature or in reports to shareholders.

Performance is a function of the type and quality of instruments held in the Fund's portfolio, operating expenses, and market conditions. Consequently, current performance will fluctuate and is not necessarily representative of future results. Any fees charged by service providers with respect to customer accounts for investing in shares of the Fund will not be reflected in performance calculations.

Additional information regarding the performance of each of the Victory Portfolios is included in the Victory Portfolios' annual report, which is available free of charge by calling 800-539-3863.

                           FUND ORGANIZATION AND FEES



The Victory Portfolios is an open-end management investment company, commonly known as a mutual fund, and currently consisting of twenty-eight series portfolios, four of which are inactive. The Victory Portfolios has been operating continuously since 1986, when it was created under Massachusetts law as a Massachusetts business trust, although certain of its funds have a prior operating history from their predecessor funds. On or about February 29, 1996, contingent upon shareholder approval, the Victory Portfolios will convert from a Massachusetts business trust to a Delaware business trust. The Victory Portfolios' offices are located at 3435 Stelzer Road, Columbus, OH 43219-3035.



Overall responsibility for management of the Victory Portfolios rests with its Board of Trustees, who are elected by the shareholders of the Victory Portfolios.



INVESTMENT ADVISER AND SUB-ADVISER



Key Advisers is the investment adviser to the Fund. Key Advisers directs the investment of the Victory Portfolios' assets, subject at all times to the supervision of the Victory Portfolios' Board of Trustees. Key Advisers continually supervises the investment and reinvestment of cash, securities and other property comprising the assets of the Victory Portfolios.



Key Advisers was organized as an Ohio corporation on July 27, 1995 and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. It is a wholly-owned subsidiary of KeyCorp Asset Management Holdings, Inc., which is a wholly-owned subsidiary of Society National Bank, a wholly-owned subsidiary of KeyCorp. Affiliates of Key Advisers manage approximately $37 billion for numerous clients including large corporate and public retirement plans, Taft-Hartley plans, foundations and endowments, high net worth individuals and mutual funds.



For the services provided and expenses incurred pursuant to its investment advisory agreement with the Victory Portfolios respecting the Fund, Key Advisers receives a fee, computed daily and paid monthly, at the annual rate of .35 one-hundredths of one percent (.35%) of the average daily net assets of the Fund. The advisory fees for the Fund have been determined to be fair and reasonable in light of the services provided to the Fund. Key Advisers may periodically waive all or a portion of its advisory fee with respect to the Fund to increase the net income of the Fund available for distribution as dividends. Prior to January 1, 1996, the Sub-Adviser (Society Asset Management, Inc.) served as investment adviser to the Fund. During the Fund's fiscal year ended October 31, 1995, Society received investment advisory fees aggregating .__% of the average daily net assets of the Fund.

Under the investment advisory agreement between the Victory Portfolios, on behalf of the Fund, and Key Advisers, Key Advisers may delegate a portion of its responsibilities to a subadviser. In addition, the investment advisory agreement provides that Key Advisers may render services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser of the Fund and are under the common control of KeyCorp as long as all such persons are functioning as part of an organized group of persons, managed by authorized officers of Key Advisers.



Key Advisers has entered into an investment sub-advisory agreement with its affiliate, Society Asset Management, Inc., a registered investment adviser, on behalf of the Fund. The Sub-Adviser is a wholly-owned subsidiary of KeyCorp Asset Management Holdings, Inc. For its services under the investment sub-advisory agreement, Key Advisers pays the Sub-Adviser sub-advisory fees at an annual rate as a percentage of the Fund's average daily net assets as follows: .25% of the first $10 million of average daily net assets; .20% of the next $15 million of average daily net assets; .15% of the next $25 million of average daily net assets; and .125% of average daily net assets in excess of $50 million.



ADMINISTRATOR AND DISTRIBUTOR



Concord Holding Corporation is the Administrator for the Fund. Victory Broker-Dealer Services, Inc. is the Fund's principal underwriter and Distributor.



The Administrator generally assists in all aspects of the Fund's administration and operation. For expenses incurred and services provided as Administrator pursuant to its management and administration agreement with the Victory Portfolios, the Administrator receives a fee from the Fund, computed daily and paid monthly, at an annual rate of fifteen one-hundredths of one percent (.15%) of the Fund's average daily net assets. The Administrator may periodically waive all or a portion of its administrative fee with respect to the Fund to increase the net income of the Fund available for distribution as dividends. During the fiscal year ended October 31, 1995, the Fund paid administration fees of .15% of its average daily net assets.



TRANSFER AGENT AND FUND ACCOUNTANT



Primary Funds Service Corporation, P.O. Box 9741, Providence, RI 02940-9741, serves as the Fund's Transfer Agent pursuant to a Transfer Agency and Shareholder Service Agreement with the Victory Portfolios and receives a fee for such services based on various criteria, including assets, transactions and the number of accounts. BISYS Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, OH 43219, provides certain accounting services for the Fund pursuant to a Fund Accounting Agreement and receives a fee for such services.

SHAREHOLDER SERVICING



Shareholder services are provided to the Fund pursuant to agreements between the Victory Portfolios and various shareholder servicing agents, including Key Trust Company of Ohio, N.A. and its affiliates and other financial institutions and securities brokers (each a "Shareholder Servicing Agent"). Each Shareholder Servicing Agent generally will provide support services to shareholders by establishing and maintaining accounts and records, processing dividend and distribution payments, providing account information, arranging for bank wires, responding to routine inquires, forwarding shareholder communication, assisting in the processing of purchase, exchange and redemption requests, and assisting shareholders in changing dividend options, account designations and addresses. For expenses incurred and services provided as Shareholder Servicing Agent pursuant to its respective Shareholder Servicing Agreement, the Fund pays each Shareholder Servicing Agent a fee computed daily and paid monthly, in amounts aggregating not more than twenty-five one-hundredths of one percent (.25%) of the average daily net assets of the Fund per year. A Shareholder Servicing Agent may periodically waive all or a portion of its respective shareholder servicing fees with respect to the Fund to increase the net income of the Fund available for distribution as dividends. During the fiscal year ended October 31, 1995, the Fund paid shareholder servicing fees of % of the Fund's average daily net assets.



EFFECT OF BANKING LAWS



Key Advisers and the Sub-Adviser believe that they may perform the investment advisory services for the Fund contemplated by the Investment Advisory (and Sub-Advisory) Agreements for the Fund (the "Advisory Agreements"). In the Advisory Agreements, Key Advisers and the Sub-Adviser have represented that they possess the legal authority to perform the investment advisory services contemplated therein and described in this Prospectus. Key Trust Company of Ohio, N.A. and its affiliates also believe that they also may perform the services for the Victory Portfolios contemplated by the Shareholder Servicing Agreement with the Victory Portfolios without violating applicable banking laws and regulations. Future changes in federal or state statutes and regulations relating to permissible activities of banks or bank holding companies and their subsidiaries and affiliates, as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations, could change the manner in which Key Advisers, the Sub-Adviser, Key Trust Company of Ohio, N.A. and its affiliates could continue to perform such services for the Victory Portfolios. See the Statement of Additional Information ("Glass-Steagall Act") for further discussion.



BUSINESS MANAGEMENT AGREEMENT



In connection with its obligations under its investment sub-advisory agreement with Key Advisers, the Sub-Adviser has entered into a Business Management Agreement with Key Advisers pursuant to which Key Advisers provides certain administrative and support services to the Sub-Adviser. Such services include preparing reports to the Company's Board of Trustees, recordkeeping services, and services rendered in connection with the preparation of regulatory filings and other reports, and regulatory and compliance systems and other administrative and support services.



For such services, the Sub-Adviser pays fees to Key Advisers at an annual rate as follows: .20% on the first $10 million of average daily net assets; .15% of the next $15 million of average daily net assets; .10% of the next $25 million of average daily net assets; and .075% of average daily net assets in excess of $50 million.

EXPENSES



For the fiscal year ended October 31, 1995, the Fund's total operating expenses were .__% of the Fund's average net assets.


CUSTODIAN

Key Trust Company of Ohio, N.A. serves as custodian for the Fund and receives fees for its services.

INDEPENDENT ACCOUNTANTS

Coopers & Lybrand L.L.P. serves as the Fund's independent accountants.


                             ADDITIONAL INFORMATION



The Victory Portfolios may issue an unlimited number of shares and classes of the Fund. Shares of each class of the Fund participate equally in dividends and distributions and have equal voting, liquidation and other rights. When issued and paid for, shares will be fully paid and nonassessable by the Victory Portfolios and will have no preference, conversion, exchange or preemptive rights. Shareholders are entitled to one vote for each full share owned and fractional votes for fractional shares owned. For those investors with qualified trust accounts established with affiliates of the Adviser, the trustee will vote the shares at meetings of the Fund's shareholders in accordance with the shareholder's instructions or will vote in the same percentage as shares that one not held in trust. The trustee will forward to these shareholders all communications received by the trustee, including proxy statements and financial reports. The Victory Portfolios and the Fund are not required to hold annual meetings of shareholders and in ordinary circumstances do not intend to hold such meetings. The Trustees may call special meetings of shareholders for action by shareholder vote as may be required by the 1940 Act or the Victory Portfolios' Delaware Trust Instrument. Under certain circumstances, the Trustees may be removed by action of the Trustees or by the shareholders. Shareholders holding 10% or more of the Victory Portfolios' outstanding shares may call a special meeting of shareholders for the purpose of voting upon the question of removal of Trustees.



The Victory Portfolio's Board of Trustees may authorize the Victory Portfolios to offer other funds which may differ in the types of securities in which their assets may be invested.



Key Advisers, the Sub-Adviser and the Victory Portfolios have adopted Codes of Ethics ( the "Codes") which require investment personnel (a) to pre-clear all personal securities transactions, (b) to file reports regarding such transactions, and (c) to refrain from personally engaging in (i) short-term trading of a security, (ii) transactions involving a security within seven days of a Victory fund transaction involving the same security, and (iii) transactions involving securities being considered for investment by a Victory fund. The Codes also prohibit investment personnel from purchasing securities in an initial public offering. Personal trading reports are reviewed periodically by Key Advisers or the Sub-Adviser, and the Board of Trustees reviews annually such reports (including information on any substantial violations of the Codes). Violations of the Codes may result in censure, monetary penalties, suspension or termination of employment.

DELAWARE LAW



The Delaware Business Trust Act provides that a shareholder of a Delaware business trust shall be entitled to the same limitation of personal liability extended to stockholders of Delaware corporations, and the Victory Portfolios' Delaware Trust Instrument provides that shareholders will not be liable for obligations of the Victory Portfolios. In light of Delaware law, the nature of the Victory Portfolios' business, and the nature of its assets, management of the Victory Portfolios believes that the risk of personal liability to a Fund shareholder would be extremely remote.



In the unlikely event a shareholder is held personally liable for the Victory Portfolios' obligations, the Victory Portfolios is required to use its property to protect or compensate the shareholder. On request, the Victory Portfolios will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Victory Portfolios. Therefore, financial loss resulting from liability as a shareholder will occur only if the Victory Portfolios itself cannot meet its obligations to indemnify shareholders and pay judgments against them.



Delaware law authorizes electronic or telephonic communications between shareholders and the Victory Portfolios. Under Delaware law, the Successor Company has the flexibility to respond to future business contingencies. For example, the Trustees will have the power to incorporate the Victory Portfolios, to merge or consolidate it with another entity, to cause each fund to become a separate trust, and to change the Victory Portfolios' domicile without a shareholder vote. This flexibility could help reduce the expense and frequency of future shareholder meetings for non-investment related issues.



MISCELLANEOUS



Shareholders will receive Semi-Annual Reports, which are unaudited, and Annual Reports, which are audited by independent public accountants, describing the investment operations of the Fund. Each of these reports, when available for a particular fiscal year end or the end of a semi-annual fiscal period, is incorporated herein by reference. The Victory Portfolios may include information in their Annual Reports and Semi-Annual Reports to shareholders that (i) describes general economic trends, (ii) describes general trends within the financial services industry or the mutual fund industry, (iii) describes past or anticipated portfolio holdings for the Fund or (iv) describes investment management strategies for the Victory Portfolios. Such information is provided to inform shareholders of the activities of the Victory Portfolios for the most recent fiscal year end of a semi-annual fiscal period and to provide the views of Key Advisers, the Sub-Adviser and/or the Victory Portfolios' officers regarding expected trends and strategies.



Inquiries regarding the Victory Portfolios or the Fund may be directed in writing to the Victory Portfolios at Primary Funds Service Corporation, P.O. Box 9741, Providence, RI 02940-9741, or by telephone, toll-free, at 800-539-3863.


NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS, AND IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE VICTORY PORTFOLIOS OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE VICTORY PORTFOLIOS OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

The
VICTORY
Portfolios
SPECIAL GROWTH FUND



PROSPECTUS               For current yield, purchase and redemption information,
March 1, 1996                                  call 800-539-FUND or 800-539-3863



THE VICTORY PORTFOLIOS (the "Victory Portfolios") is a registered open-end management investment company that offers investors a selection of money market, fixed-income, municipal bond, domestic and international equity portfolios. This Prospectus relates to the Special Growth Fund (the "Fund"), a diversified portfolio. KeyCorp Mutual Fund Advisers, Inc., Cleveland, Ohio, an indirect subsidiary of KeyCorp, is the investment adviser to the Fund ("Key Advisers" or "Sub-Adviser"). T. Rowe Price Associates, Inc., is the investment sub-adviser to the Fund ("Society" or the "Sub-Adviser"). Concord Holding Corporation is the Fund's administrator (the "Administrator"). Victory Broker-Dealer Services, Inc. is the Fund's distributor (the "Distributor").



The Fund seeks capital appreciation. The Fund seeks to meet its investment objective by investing primarily in equity securities of companies that have market capitalizations of $750 million or less at the time of purchase.



Please read this Prospectus before investing. It is designed to provide you with information and to help you decide if the Fund's goals match your own. Retain this document for future reference. A Statement of Additional Information (dated March 1, 1996) for the Fund and an audited report for the Fund's fiscal period ended October 31, 1995 for the Fund have been filed with the Securities and Exchange Commission and are incorporated herein by reference. The Statement of Additional Information is available without charge upon request by calling 800-539-3863.


SHARES OF THE FUND ARE:

-        NOT INSURED BY THE FDIC;

- NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY KEYCORP BANK, ANY OF ITS AFFILIATES, OR ANY OTHER BANK;

- SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION ("COMMISSION") OR ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE, NOR HAS THE COMMISSION OR ANY SUCH STATE AUTHORITY PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS                                                            PAGE
-----------------                                                            ----
Summary of Fund Expenses                                                       2
Financial Highlights                                                           3
The Fund's Investment Objective                                                3
The Fund's Investment Policies and Risk Factors                                4
How to Invest, Exchange and Redeem                                             9
Dividends, Distributions and Taxes                                            15
Performance                                                                   17
Fund Organization and Fees                                                    18
Additional Information                                                        20

                            SUMMARY OF FUND EXPENSES

The table below summarizes the expenses associated with the Fund. This standard format was developed for use by all mutual funds to help you make your investment decisions. Of course, you should consider this expense information along with other important information in this Prospectus, including the Fund's investment objective, investment policies and risk factors, and financial highlights.


SHAREHOLDER TRANSACTION EXPENSES(1) These represent charges paid when you purchase, redeem or exchange shares of the Fund. See "How to Invest, Exchange and Redeem".



         Maximum Sales Charge Imposed on Purchases
           (as a percentage of the offering price)                  4.75%
         Sales Charge Imposed on Reinvested Dividends               None
         Deferred Sales Charge Imposed on Redemptions               None
         Redemption Fee                                             None
         Exchange Fee                                               None




ANNUAL FUND OPERATING EXPENSES. These are based on the Fund's estimated expenses for the current fiscal year. (as a percentage of average net assets)



         Management Fees(2)                               .76%
         Administration Fees                              .15%
         Other Expenses(3)                                .64%
                                                         ----
         Total Fund Operating Expenses(3)                1.55%
                                                         ====




(1) Subsidiaries, correspondents, affiliated banks and nonaffiliated banks of KeyCorp may charge a customer's account fees for services provided in connection with investment in the Fund. (See "How To Invest, Exchange and Redeem" in the Prospectus.)



(2) Key Advisers has agreed to reduce its investment advisory fee for the indefinite future. The Adviser may terminate this voluntary waiver at any time at its sole discretion. Absent the voluntary reduction of investment advisory fees, "Management Fees" as a percentage of average daily net assets would be 1.00%.



(3) These amounts include an estimate of the shareholder servicing fees the Fund expects to pay. (See "Fund Organization and Fees--Shareholder Servicing" in the Prospectus.) If these voluntary fee reductions were not in effect "Total Fund Operating Expenses" as a percentage of average daily net asset would be 1.79%.



EXAMPLE: You would pay the following expenses on a $1,000 investment, assuming
(1) a 5% annual return and (2) full redemption at the end of each time period:



                              1 YEAR         3 YEARS        5 YEARS       10 YEARS
                              ------         -------        -------       --------
Special Growth Fund            $63             $94            $128           $223



The purpose of the table above is to assist you in understanding the various costs and expenses that an investor in the Fund will bear directly and indirectly. See "Fund Organization and Fees" for a more complete discussion of annual operating expenses of the Fund. The foregoing example is based upon expenses for the fiscal year ended October 31, 1995 and expenses that the Fund is expected to incur during the current fiscal year. THE FOREGOING EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES, SINCE ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                              FINANCIAL HIGHLIGHTS



THE FUND'S FINANCIAL HISTORY



On June 5, 1995, The Victory Funds--Aggressive Growth Portfolio merged into the Special Growth Fund. The table below sets forth certain financial information with respect to the financial highlights for the Fund and for the Aggressive Growth Portfolio (the accounting survivor of the merger). The information below has been derived from financial statements audited (except as indicated) by Coopers & Lybrand L.L.P. (for the period ended October 31, 1995) and KPMG Peat Marwick LLP (for earlier periods), independent auditors, whose report thereon, together with the financial statements of the Fund and for the Aggressive Growth Portfolio are incorporated by reference into the Statement of Additional Information.



                         THE VICTORY SPECIAL GROWTH FUND


                              FINANCIAL HIGHLIGHTS



                                                                                                     PERIOD FROM
                                                                                                     JANUARY 11,
                                                               PERIOD ENDED       YEAR ENDED          1994** TO
                                                                OCTOBER 31,        APRIL 30,          APRIL 30,
                                                                   1995              1995               1994
                                                                   ----              ----               ----
NET ASSET VALUE, BEGINNING OF PERIOD                                                 $  9.82            $ 10.00
                                                                                     -------            -------
Income from investment operations:
  Net investment income (loss)(1)                                                       0.02              (0.01)
  Net realized and unrealized loss on investments                                       0.72              (0.17)
                                                                                     -------            -------
         Total from investment operations                                               0.74              (0.18)
                                                                                     -------            -------
Distributions:                                                    [to be
  Net investment income                                        inserted]               (0.02)                --
  In excess of net investment income                                                    --   +++             --
                                                                                     -------            -------
         Total Distributions                                                           (0.02)
                                                                                     -------            -------
NET ASSET VALUE, END OF PERIOD                                                       $ 10.54            $  9.82
                                                                                     =======            =======
Total Return++                                                                          7.51%             (1.80)%
RATIOS AND SUPPLEMENTAL DATA:
  Net assets, end of period (thousands)                                              $20,796            $30,867
  Ratio of expenses to average net assets(1)                                            1.04%+             0.82%*
  Ratio of net investment income (loss) to average
    net assets                                                                          0.17%              (0.27)%*
  Portfolio turnover rate                                                                102%                61%



(1) During the period from January 11, 1994 to April 30, 1994, various fees and expenses were voluntarily waived by Key Trust Company and Fidelity Distributors Corporation, in the amount of $0.01 per share. During the year ended April 30, 1995, expenses were voluntarily waived by Key Trust Company, Society Asset Management, Inc. and Concord Holding Corporation, in the amount of $0.05 per share. The ratio of expenses to average daily net assets had such waiver not occurred is as follows:



Ratio of expenses to average net assets                                                 1.35%              1.47%*

  *      Annualized

 **      Commencement of operations.

 ++ Total return does not include the one time sales charge and for a period of less than one year is not annualized. Total returns would have been lower had certain expenses not been reduced during the period.

+++      Amount represents less than $0.01.

                         THE FUND'S INVESTMENT OBJECTIVE



The investment objective of the Fund is to seek capital appreciation. The investment objective of the Fund is fundamental and may not be changed without a vote of the holders of a majority of its outstanding voting securities (as defined in the Statement of Additional Information). There can be no assurance that Fund will achieve its investment objective.



                 THE FUND'S INVESTMENT POLICIES AND RISK FACTORS



The Fund pursues its objective by investing primarily in companies that have market capitalizations of $750 million or less at the time of purchase. Under normal circumstances at least 65% of the Fund's total assets will be invested in equity securities of such companies.



The Fund may invest in all types of equity securities, consisting of common stock, preferred stock, convertible preferred, debt convertible into equity securities and securities convertible into common stock. Under normal conditions the Fund's assets will be invested in companies with smaller market capitalizations (i.e., those with market capitalization of $750 million or less at the time of purchase) however, the Fund may invest a portion of its assets in equity securities of companies with larger market capitalizations. When Key Advisers or the Sub-Adviser determine that adverse market conditions exist, including any period during which they believe that the return on the following instruments would be more favorable than that obtainable through the Fund's normal investment program, the Fund may, for temporary defensive purposes, invest in investment-grade corporate bonds and notes, warrants, and high quality short-term debt obligations (including variable amount master demand notes), bankers acceptances, certificates of deposit, repurchase agreements, obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, and demand and time deposits of domestic and foreign banks and savings and loan associations.



The Fund may invest in obligations which are rated at the time of purchase within the four highest rating categories assigned by a nationally recognized statistical ratings organization (investment grade) or, if unrated, which Key Advisers or the Sub-Adviser determine to be of comparable quality. The Fund may also invest up to 5% of its total assets in lower-rated debt securities, commonly referred to as "junk bonds", (those rated Ba to C by Moody's Investors Service or BB to C by Standard & Poor's Corporation) or such other debt securities which have poor protection against default in the payment of principal or interest, or which are in default.



In addition, the Fund is permitted to make investments in the securities of foreign issuers, including American Depository Receipts.



From time to time, the Fund, to the extent consistent with its investment objective, policies and restrictions, may invest in securities of companies with which Key Advisers or its affiliates has a lending relationship.



The Fund is designed for long-term stock investors. The Fund may be appropriate for investors who are comfortable with assuming the added risks associated with small capitalization stocks in return for the possibility of long-term rewards. Smaller capitalization companies may have limited product lines, markets, or financial resources. These conditions may make them more susceptible to setbacks and reversals. Therefore their securities may be subject to more abrupt or erratic movements than securities of larger companies. Small capitalization stocks as a group may not respond to general market rallies or downturns as much as other types of equity securities. By itself, the Fund does not constitute a balanced investment plan; it stresses capital appreciation from stocks and other equity securities, and should be considered a long-term investment for investors who can afford to weather changes in the stock market. The Fund's share price and total return fluctuate, and your investment may be worth more or less than your original cost when you redeem your shares.



The investment policies of the Fund may be changed without an affirmative vote of the holders of a majority of the Fund's outstanding voting securities (1) a policy is expressly deemed to be a fundamental policy of the Fund or (2) a policy is expressly deemed to be changeable only by such majority vote.

The Fund is advised by Key Advisers, an indirect subsidiary of KeyCorp, which purchases securities for the Fund consistent with its investment objective and policies and which meet the quality and maturity characteristics established for the Fund.



From time to time, the Fund, to the extent consistent with its investment objective, policies and restrictions, may invest in securities of issuers with which Key Advisers or the Sub-Adviser or its affiliates have a lending relationship.



    ADDITIONAL INFORMATION REGARDING SECURITIES IN WHICH THE FUND MAY INVEST



The following paragraphs provide a brief description of some of the types of securities in which the Fund may invest, the transactions it may make and strategies it may adopt. The Fund may, following notice to its shareholders, take advantage of other investment practices which are not at present contemplated for use by the Fund or which currently are not available but which may be developed, to the extent such investment practices are both consistent with the Fund's investment objective and legally permissible for the Fund. Such investment practices, if they arise, may involve risks which exceed those involved in the activities described in this Prospectus.



- WARRANTS. The Fund may invest in warrants which entitle the holder to buy equity securities at a specific price for a specific period of time. Warrants may be considered more speculative than certain other types of investments because they do not entitle a holder to dividends or voting rights with respect to the securities which may be purchased, nor do they represent any rights in the assets of the issuing company. The value of a warrant may be more volatile than the value of the securities underlying the warrants. Also, the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date.



- LOWER-RATED DEBT SECURITIES. The Fund may invest up to 5% of its total assets in lower-rated debt securities, "junk bonds", that have poor protection against default in the payment of principal and interest, or may be in default. These securities are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer's capacity to pay. The market prices of lower-rated debt securities may fluctuate more than those of higher-rated debt securities, and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.



- SHORT-TERM OBLIGATIONS. While the Fund will normally be predominantly invested in equity securities, there may be times when, in the opinion of Key Advisers or the Sub-Adviser market conditions warrant that, for temporary defensive purposes, the Fund may hold more than 20% of its total assets in short-term obligations. To the extent that the Fund's assets are so invested, they will not be invested so as to meet its investment objective. The instruments may include high grade liquid debt securities such as commercial paper, certificates of deposit, bankers' acceptances, repurchase agreements which mature in less than seven days and United States Treasury bills. Bankers' acceptances are instruments of United States banks which are drafts or bills of exchange "accepted" by a bank or trust company as an obligation to pay on maturity. For a discussion of repurchase agreements, see below.



- INVESTMENT GRADE SECURITIES. The Fund may invest in obligations which are rated at the time of purchase within the four highest rating categories assigned by a nationally recognized statistical ratings organization ("NRSRO") (investment grade) or, if unrated, which Key Advisers or the Sub-Adviser determines to be of comparable quality. The applicable securities ratings are described in the Appendix to the Statement of Additional Information.



- FOREIGN SECURITIES. The Fund may invest in equity securities of foreign issuers, including securities traded in the form of American Depository Receipts. Any investments in foreign securities will be made in accordance with the Fund's investment objective and policies. Foreign securities are subject to special risks, which are described under the caption "Risk Factors--International Investments." The Fund will not hold foreign currency as a result of investment in foreign securities.



- OPTIONS. The Fund may invest in derivative securities, which are securities whose values are based on other securities. The Fund may engage in writing put and call options from time to time. Such options may be listed on a national securities exchange and issued by the Options Clearing Corporation or traded over-the-counter. In order to close out a call option it has written, the Fund will enter into a "closing purchase transaction," i.e., the purchase of a call option on the same security with the same exercise price and expiration date as the call option which the Fund previously wrote on any particular security. When a portfolio security subject to a call option is sold, the Fund will effect a closing purchase transaction to close out any existing call option on that security. If the Fund is unable to effect a closing purchase transaction, it will not be able to sell the underlying security until the option expires or the Fund delivers the underlying security upon exercise. The Fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option the Fund has written, however, the Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position. Upon the exercise of an option, the Fund is not entitled to the gains, if any, on securities underlying the options.



The Fund may also purchase put options on securities for the purpose of hedging against market risks related to its securities. The Fund may also purchase index put and call options and write index options. Through the writing or purchase of index options, the Fund can achieve many of the same objectives as through the use of options on individual securities. Utilizing options is a specialized investment technique that entails a substantial risk of a complete loss of the amounts paid as premiums to writers of options.



The Fund will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the Fund's total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the Fund's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of its total assets; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the Fund would exceed 5% of the Fund's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities.



- FUTURES CONTRACTS. The Fund may also enter into contracts for the future delivery of securities or foreign currencies and futures contracts based on a specific security, class of securities, foreign currency or an index, purchase or sell options on any such futures contracts and engage in related closing transactions. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index.



The Fund may enter into futures contracts in an effort to hedge against market risks. For example, when interest rates are expected to rise or market values of portfolio securities are expected to fall, the Fund can seek to offset a decline in the value of its portfolio securities by entering into futures contract transactions. When interest rates are expected to fall or market values are expected to rise, the Fund, through the purchase of such contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases.



The acquisition of put and call options on futures contracts will give the Fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period.



Aggregate initial margin deposits for futures contracts, and premiums paid for related options, may not exceed 5% of the Fund's total assets (other than in connection with bona fide hedging purposes), and the value of securities that are the subject of such futures and options (both for receipt and delivery) may not exceed one-third of the market value of the Fund's total assets. Futures transactions will be limited to the extent necessary to maintain each fund's qualification as a regulated investment company.



Futures transactions involve brokerage costs and require a fund to segregate assets to cover contracts that would require it to purchase securities or currencies. The Fund may lose the expected benefit of futures transactions if interest rates, exchange rates or securities prices move in an unanticipated manner. Such unanticipated changes may also result in poorer overall performance than if the Fund had not entered into any futures transactions. In addition, the value of the Fund's futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities or foreign currencies, limiting the Fund's ability to hedge effectively against interest rate, exchange rate and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions.



- ZERO COUPON BONDS. The Fund is permitted to purchase both zero coupon U.S. government securities and zero coupon corporate securities ("zero coupon bonds"). Zero coupon bonds are purchased at a discount from the face amount because the buyer receives only the right to receive a fixed payment on a certain date in the future and does not receive any periodic interest payments. The effect of owning instruments which do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligations. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to reinvest distributions at a rate as high as the implicit yields on the zero coupon bond, but at the same time eliminates the holder's ability to reinvest at higher rates in the future. For this reason, zero coupon bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities which pay interest currently, which fluctuation increases the longer the period to maturity.



- RECEIPTS. In addition to bills, notes and bonds issued by the U.S. Treasury, the Fund may also purchase separately traded interest and principal component parts of such obligations that are transferable through the Federal book entry system, known as Separately Traded Registered Interest and Principal Securities ("STRIPS") and Coupon Under Book Entry Safekeeping ("CUBES"). These instruments are issued by banks and brokerage firms and are created by depositing Treasury notes and Treasury bonds into a special account at a custodian bank; the custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Receipts include Treasury Receipts ("TRs"), Treasury Investment Growth Receipts ("TIGRs") and Certificates of Accrual on Treasury Securities ("CATS").



STRIPS, CUBES, TRs, TIGRs and CATS are sold as zero coupon securities, which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is amortized over the life of the security, and such amortization will constitute the income earned on the security for both accounting and tax purposes. Because of these features, these securities may be subject to greater interest rate volatility than interest-paying U.S. Treasury obligations. The Fund will limit its investment in such instruments to 20% of its total assets.



- SECURITIES LENDING. In order to generate additional income, the Fund may, from time to time, lend its portfolio securities to broker-dealers, banks or institutional borrowers of securities. The Fund must receive collateral equal to 100% of the securities in the form of cash or U.S. Government securities, plus any interest due, which collateral must be marked to market daily by Key Advisers or the Sub-Adviser. Should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund. During the time portfolio securities are on loan, the borrower pays the Fund amounts equal to any dividends or interest paid on such securities plus any interest negotiated between the parties to the lending agreement. Loans are subject to termination by the Fund or the borrower at any time. While the Fund does not have the right to vote securities on loan, the Fund intends to terminate the loan and regain the right to vote if that is considered important with respect to the investment. The Fund will only enter into loan arrangements with broker-dealers, banks or other institutions which Key Advisers or the Sub-Adviser has determined are creditworthy under guidelines established by the Victory Portfolios' Board of Trustees. The Fund intends to limit its securities lending to 33 1/3% of total assets.



- WHEN-ISSUED SECURITIES. The Fund may purchase securities on a when-issued or delayed delivery basis. These transactions are arrangements in which the Fund purchases securities with payment and delivery scheduled for a future time. When the Fund agrees to purchase securities on a when-issued basis, the Fund's custodian must set aside cash or liquid portfolio securities equal to the amount of that commitment in a separate account, and may be required to subsequently place additional assets in the separate account to maintain equivalence with the Fund's commitment. Prior to delivery of when-issued securities, their value is subject to fluctuation and no income accrues until their receipt. The Fund engages in when-issued and delayed delivery transactions only for the purpose of acquiring portfolio securities consistent with its respective investment objective and policies, and not for investment leverage. In when-issued and delayed delivery transactions, the Fund relies on the seller to complete the transaction; its failure to do so may cause the Fund to miss a price or yield considered to be advantageous.



- VARIABLE AND FLOATING RATE SECURITIES. The Fund may purchase variable and floating rate notes with ratings within the three highest rating groups assigned by an NRSRO or, if unrated, which Key Advisers or the Sub-Adviser deem to be of comparable quality. The interest rates on the variable and floating rate notes purchased by the Fund may be reset daily, weekly, monthly, quarterly, or some other reset period, and may be subject to a floor or ceiling. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. There may be no active secondary market with respect to a particular variable or floating rate note. Variable and floating rate notes for which no readily available market exists will be purchased in an amount which, together with other illiquid securities held by the Fund, does not exceed 15% of the Fund's total assets unless such notes are subject to a demand feature that will permit the Fund to receive payment of the principal within seven days after demand therefor.



- REPURCHASE AGREEMENTS. Under the terms of a repurchase agreement, the Fund acquires securities from financial institutions or registered broker-dealers, subject to the seller's agreement to repurchase such securities at a mutually agreed upon date and price. The seller is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). If the seller were to default on its repurchase obligation or become insolvent, the Fund holding such obligation would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price, or to the extent that the disposition of such securities by the Fund is delayed pending court action. Repurchase agreements are considered by the staff of the Commission to be loans by the Fund.



- REVERSE REPURCHASE AGREEMENTS. The Fund may borrow funds for temporary purposes by entering into reverse repurchase agreements. Pursuant to such agreements, the Fund sells portfolio securities to financial institutions such as banks and broker-dealers, and agrees to repurchase them at a mutually agreed-upon date and price. At the time the Fund enters into a reverse repurchase agreement, it must place in a segregated custodial account assets having a value equal to the repurchase price (including accrued interest); the collateral will be marked to market on a daily basis, and will be continuously monitored to ensure that such equivalent value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings under the Investment Company Act of 1940 (the "1940 Act").



- INVESTMENT COMPANY SECURITIES. The Fund may invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the securities of any one investment company or invest more than 10% of its total assets in the securities of other investment companies. Pursuant to an exemptive order received by the Victory Portfolios from the Commission, the Fund may invest in the Money Market Funds of the Victory Portfolios. The Sub-Adviser and/or Key Advisers will waive their fees attributable to the Fund's assets invested in a fund of the Victory Portfolios to the extent such fees are duplicated, and, to the extent required by the laws of any state in which shares of the Fund are sold, the Sub-Adviser and/or Key Advisers will waive their respective investment advisory fees as to all assets invested in other investment companies. Because such other investment companies employ an investment adviser, such investment by the Fund will cause shareholders to bear duplicative fees, such as management fees, to the extent such fees are not waived by Key Advisers or the Sub-Adviser.



- BORROWING. The Fund may enter into commitments to purchase securities in accordance with its investment program, including delayed-delivery and when-issued securities and reverse repurchase agreements, provided that the total amount of any such borrowing does not exceed 33 1/3% of the Fund's total assets. The Fund may borrow money for temporary or emergency purposes in an amount not exceeding 5% of the value of its total assets at the time when the loan is made. Any borrowings representing more than 5% of the Fund's total assets must be repaid before the Fund may make additional investments. The Fund does not currently intend to borrow for leveraging purposes.



- ILLIQUID INVESTMENTS AND RESTRICTED SECURITIES. The Fund may invest up to 15% of its net assets in illiquid investments (investments that cannot be readily sold within seven days in the usual course of business at approximately the price at which the Fund has valued them), including Restricted Securities (as defined below) deemed to be illiquid. Under the supervision of the Trustees, Key Advisers or the Sub-Adviser determines the liquidity of the Fund's investments. The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Fund to sell them promptly at an acceptable price. "Restricted Securities" are securities which are subject to restrictions on resale due to acquisition without registration under the Securities Act of 1933, as amended (the "1933 Act"). Unless registered for sale, these securities can only be sold in privately negotiated transactions or pursuant to an exemption from registration. See "Private Placement Investments," below.



- PRIVATE PLACEMENT INVESTMENTS. The Fund may invest in commercial paper issued in reliance on the exemption from registration afforded by Section 4(2) of the 1933 Act. Section 4(2) commercial paper is restricted as to disposition under federal securities law and is generally sold to institutional investors, such as the Fund, that agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) commercial paper is normally resold to other institutional investors like the Fund through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) commercial paper, thus providing liquidity. The Fund believes that Section 4(2) commercial paper and possibly certain other Restricted Securities that meet the criteria for liquidity established by the Trustees are quite liquid. The Fund intends, therefore, to treat the Restricted Securities that meet the criteria for liquidity established by the Trustees, including Section 4(2) commercial paper, as determined by Key Advisers or the Sub-Adviser, as liquid and not subject to the investment limitation applicable to illiquid securities. Therefore, the Fund will generally purchase Section 4(2) commercial paper without regard to the Fund's restriction on illiquid securities.



The ability of the Trustees to determine the liquidity of certain Restricted Securities is permitted under a position of the Staff of the Commission set forth in the adopting release for Rule 144A under the 1933 Act (the "Rule"). The Rule is a nonexclusive safe-harbor providing an exemption from registration under the 1933 Act for resales of Restricted Securities to qualified institutional buyers. The Rule was expected to further enhance the liquidity of the secondary market for the types of securities eligible for resale under Rule 144A. The Victory Portfolios believes that the staff of the Commission has left the question of determining the liquidity of all Restricted Securities to the Trustees. The Trustees consider the following criteria in determining the liquidity of certain restricted securities: the frequency of trades and quotes for the security; the number of dealers willing to purchase or sell the security and the number of other potential buyers; dealer undertakings to make a market in the security; and the nature of the security and the nature of the marketplace trades.

INVESTMENT RISKS



- INTERNATIONAL INVESTMENTS. Generally, investments in securities of foreign companies involve greater risks than are present in U.S. investments. Compared to U.S. and Canadian companies, there is generally less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. Securities of some foreign companies are less liquid, and their prices more volatile, than securities of comparable U.S. companies. Settlement of transactions in some foreign markets may be delayed or may be less frequent than in the U.S., which could affect the liquidity of the Fund's investment. In addition, with respect to some foreign countries, there is the possibility of nationalization, expropriation or confiscatory taxation; limitations on the removal of securities, property or other assets of the Fund; political or social instability; increased difficulty in obtaining legal judgments; or diplomatic developments which could affect U.S. investments in those countries. The Fund's investment advisers will take such factors into consideration in managing the Fund's investments.



- CERTAIN INVESTMENT TECHNIQUES. Certain investment management techniques which the Fund may use, such as the purchase and sale of futures and options, described above, may expose the Fund to special risks. These products may be used to adjust the risk and return characteristics of the Fund's portfolio of investments. These various products may increase or decrease exposure to security prices, interest rates, or other factors that affect security values, regardless of the issuer's credit risk. Regardless of whether the intent was to decrease risk or increase return, if market conditions do not perform consistently with expectations, these products may result in a loss. In addition, losses may occur if counterparties involved in transactions do not perform as promised. These products may expose the Fund to potentially greater risk of loss than more traditional equity investments.



NOTE: The Statement of Additional Information contains information about certain investment practices and portfolio securities of the Fund. The Statement of Additional Information also contains information about investment restrictions designed to reduce the risk of an investment in the Fund.



BROKERAGE ALLOCATION



Subject to the supervision of the Trustees, Key Advisers and the Sub-Adviser are authorized, subject to attempting to obtain best price and execution (which shall mean quality execution at favorable securities prices), to place portfolio transactions with brokerage firms that supply research. In the future, the Trustees may also authorize the allocation of brokerage to affiliated broker-dealers on an agency basis to effect portfolio transactions. In such event, the Trustees will adopt procedures incorporating the standards of Rule 17e-1 of the 1940 Act, which require that the commission paid to affiliated broker-dealers must be "reasonable and fair compared to the commission, fee or other remuneration received, or to be received, by other brokers in connection with comparable transactions involving similar securities during a comparable period of time." At times, the Fund may also purchase portfolio securities directly from dealers acting as principals, underwriters or market makers. As these transactions are usually conducted on a net basis, no brokerage commissions are paid by the Fund.



Transactions are allocated to various dealers selected by Key Advisers and the Sub-Adviser primarily on the basis of prompt execution of orders at the most favorable prices. The Board of Trustees has determined that the foregoing arrangements are in the best interest of the Victory Portfolios and the Fund. See "Portfolio Transactions" in the Statement of Additional Information for further information.



                            LIMITING INVESTMENT RISKS



The following summarizes the Fund's principal investment limitations. A complete listing is contained in the Statement of Additional Information.

1. (a) The Fund may borrow money solely for temporary or emergency purposes, but not in an amount exceeding 33 1/3% of its total assets.
         (b) The Fund may borrow money from banks or by engaging in reverse repurchase agreements. (c) The Fund will not purchase securities when borrowings exceed 5% of its total assets. If the Fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. To this extent, purchasing securities when borrowings are outstanding may involve an element of leverage.



2. The Fund will not purchase a security if, as a result, more than 15% of its net assets would be invested in illiquid securities. The Fund may invest up to 15% of its net assets in illiquid investments (investments that cannot be readily sold within seven days in the usual course of business at approximately the price at which the Fund has valued them), including restricted securities deemed to be illiquid. Under the supervision of the Trustees, Key Advisers or the Sub-Adviser determines the liquidity of the Fund's investments. The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Fund to sell them promptly at an acceptable price.



Except for the Fund's investment objective and the percentage limitation on borrowing in limitation 1(a), the investment policies described in this Prospectus are not fundamental. Non-fundamental limitations may be changed without shareholder approval. Whenever an investment policy or limitation states a maximum percentage of the Fund's assets that may be invested, such percentage limitation will be determined immediately after and as a result of the investment, except in the case of borrowing (or other activities that may be deemed to result in the issuance of a "senior security" under the 1940 Act). Any subsequent change in values, assets, or other circumstances will not be considered when determining whether the investment complies with the Fund's investment policies and limitations. If the value of a Fund's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board of Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity.



PORTFOLIO TRANSACTIONS



Brokerage firms are utilized to conduct securities transactions for the Fund. Broker-dealers are chosen by judging professional ability and quality of service.



Key Advisers or the Sub-Adviser may allocate transactions to broker-dealers who help distribute the Fund's shares or the shares of the other funds of the Victory Portfolios, to the extent permitted by law. Key Advisers or the Sub-Adviser will make such allocations only if brokerage fees are comparable to those charged by non-affiliated, qualified broker-dealers for similar services.



Key Advisers or the Sub-Adviser may engage in short-term trading with respect to the Fund when it believes it is consistent with the Fund's investment objective and policies. The frequency of portfolio transactions--the Fund's turnover rate--will vary from year for to year depending on market conditions.



For the fiscal periods ended April 30, 1995 and October 31, 1995, the annual portfolio turnover rates for the Fund were 39.58% and _____%, respectively.

                       HOW TO INVEST, EXCHANGE AND REDEEM

HOW TO INVEST


Shares may be purchased directly or through an Investment Professional. Investment Professionals are securities brokers or other financial institutions that have entered into selling or servicing agreements with the Fund or the Distributor. Shares are also available to clients of bank trust departments who have qualified trust accounts. The minimum investment is $500 for the initial purchase and $25 thereafter. Accounts set up through a bank trust department or an Investment Professional may be subject to different minimums.



- Investing Through Your Investment Professional. Your Investment Professional will place your order with the Transfer Agent on your behalf. You may be required to establish a brokerage or agency account. Your Investment Professional will notify you whether subsequent trades should be directed to the Investment Professional or directly to the Fund's Transfer Agent. Accounts established with Investment Professionals may have different features, requirements and fees. In addition, Investment Professionals may charge for their services. Information regarding these features, requirements and fees will be provided by the Investment Professional. If you are purchasing shares of any Fund through a program of services offered or administered by your Investment Professional, you should read the program materials in conjunction with this Prospectus.



- Investing Through The Systematic Investment Plan. You can use the Systematic Investment Plan to purchase shares directly from your bank account. Please refer to "Systematic Investment Plan" below for more details.



- Investing Through Your Bank Trust Department. Your bank trust department may require a minimum investment and may charge additional fees. Fee schedules for such accounts are available upon request and are detailed in the agreements by which a client opens the desired account. Your bank trust department may require a completed and signed application for the Fund in which an investment is made. Additional documents may be required from corporations, associations, and certain fiduciaries. Any account information, such as balances, should be obtained through your bank trust department. Additional purchases, exchanges or redemptions should also be coordinated through your bank trust department. Contact your bank trust department for instructions.



The services rendered by a bank trust department, including affiliates of Key Advisers or the Sub-Adviser, in the management of its accounts are not duplicative of any of the services for which Key Advisers or the Sub-Adviser as the investment adviser or sub-adviser, respectively, is compensated for advising the Fund. The charges paid by clients of bank trust departments, or their affiliates, should be considered in calculating the net yield and return on investments in the Fund, although such charges do not affect the Fund's dividends and distributions.


INVESTING DIRECTLY

BY MAIL: You may purchase shares by completing and signing an account application (initial purchase only) and mailing it, together with a check (or other negotiable bank draft or money order) in the amount of at least the minimum investment requirement to, The Victory Special Growth Fund, Primary Funds Service Corporation, P.O. Box 9741, Providence, RI 02940-9741. Subsequent purchases may be made in the same manner.

BY WIRE: Call 800-539-3863 to set up your Fund account to accommodate wire transactions. YOU MUST CALL THE TRANSFER AGENT BEFORE WIRING FUNDS. You will begin to earn dividends on the first business day following receipt of your wire. Federal funds (monies transferred from one bank to another through the Federal Reserve System with same-day availability) should be wired to:

         Boston Safe Deposit & Trust Co.
         ABA #011001234
         Credit PFSC DDA #16-918-8
         The Victory Portfolios:  Special Growth Fund

You must include your account number, your name(s), tax identification number(s) and the control number assigned by the Transfer Agent. The Fund does not impose a fee for wire transactions, although your bank may charge you a fee for this service.

Shares are sold at the public offering price based on the net asset value that is next determined after the Transfer Agent receives the purchase order. In most cases, to receive that day's offering price, the Transfer Agent must receive your order as of the close of regular trading of the New York Stock Exchange ("NYSE") (generally 4:00 pm Eastern time) (the "Valuation Time") on each Business Day (as defined in "Net Asset Value Per Share") of the Fund. If you buy shares through an Investment Professional, the Investment Professional must receive your order in a timely fashion on a regular Business Day and transmit it to the Transfer Agent so that it is received before the close of business that day. The Transfer Agent may reject any purchase order for the Fund's shares, in its sole discretion.

It is the responsibility of your Investment Professional to transmit your order to purchase shares to the Transfer Agent in a timely fashion in order for you to receive that day's share price. The Fund must receive payment within three business days after an order is placed. Otherwise, the purchase order will be canceled and you could be held liable for resulting fees and/or losses.

INVESTMENT REQUIREMENTS

All purchases must be made in U.S. dollars. Checks must be drawn on U.S. banks. No cash will be accepted. If you make a purchase with more than one check, each check must have a value of at least $25, and the minimum investment requirement still applies. The Fund reserves the right to limit the number of checks processed at one time. If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees incurred. Payment for the purchase is expected at the time of the order. If payment is not received within three business days of the date of the order, the order may be canceled, and you could be held liable for resulting fees and/or losses.

Shares are sold at their offering price, which is normally net asset value plus an initial sales charge. However, in some cases, described below, where purchases are not subject to an initial sales charge, the offering price may be net asset value. In some cases, reduced sales charges may be available, as described below. When you invest, the Fund receives the net asset value for your account. The sales charge varies depending on the amount of your purchase and a portion may be retained by the Distributor and allocated to your Investment Professional. The Victory Portfolios has a reinstatement policy which allows an investor who redeems his/her shares originally purchased with a sales charge to reinvest within 90 days without incurring an additional sales charge. The current sales charge rates and commissions paid to Investment Professionals are as follows:

                                                                     FRONT-END SALES CHARGE
                                                                       AS A PERCENTAGE OF:
                                                                       -------------------
                                                                    OFFERING        NET AMOUNT         DEALER
AMOUNT OF PURCHASE                                                    PRICE          INVESTED        REALLOWANCE
------------------                                                    -----          --------        -----------
Less than $49,999                                                       4.75%            4.99%            4.00%
$50,000 to $99,999                                                      4.50%            4.71%            4.00%
$100,000 to $249,999                                                    3.50%            3.63%            3.00%
$250,000 to $499,999                                                    2.25%            2.30%            2.00%
$500,000 to $999,999                                                    1.75%            1.78%            1.50%
$1,000,000 and above                                                    0.00%            0.00%               *


*        There is no initial sales charge on purchases of $1 million or more.
         Investment Professionals will be compensated at the rate of up to 0.25% on such purchases.

The Distributor reserves the right to reallow the entire commission to dealers. If that occurs, the dealer may be considered an "underwriter" under Federal securities laws.

The Distributor may pay all or a portion of any applicable sales charges and service fees to Investment Professionals who sell shares of the Fund and provide ongoing sales support services or shareholder support services. For the three-year period commencing April 30, 1994, for activities in maintaining and servicing accounts of customers invested in the Fund, First Albany Corporation ("First Albany") and PFIC Securities Corporation ("PFIC") may receive payments from the Distributor equal to two-thirds of the Dealer Retention (as defined below) on any shares of the Fund (and other funds of the Victory Portfolios) sold by First Albany or PFIC and their broker-dealer affiliates. "Dealer Retention" is an amount equal to the difference between the applicable sales charge and such part of the sales charge which is reallowed to broker-dealers.

The Distributor, at its expense, may also provide additional cash compensation to dealers in connection with sales of shares of the Fund. The maximum cash compensation payable by the Distributor is currently 4.00% of the offering price. In addition, the Distributor will, from time to time and at its own expense, provide compensation, including financial assistance, to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding one or more Victory Portfolios and/or other dealer-sponsored special events including payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature. Compensation will include the following types of non-cash compensation offered through sales contests: (1) vacation trips including the provision of travel arrangements and lodging; (2) tickets for entertainment events (such as concerts, cruises and sporting events) and (3) merchandise (such as clothing, trophies, clocks and pens). Dealers may not use sales of the Fund's shares to qualify for this compensation to the extent such may be prohibited by the laws of any state or any self-regulatory organization, such as the National Association of Securities Dealers, Inc. None of the aforementioned compensation is paid for by the Fund or its shareholders.

REDUCED SALES CHARGES. You may be eligible to buy shares at reduced sales charge rates in one or more of the following ways:

LETTER OF INTENT. An investor may obtain a reduced sales charge by means of a written Letter of Intent which expresses the investor's intention to purchase shares of the Fund at a specified total public offering price within a 13-month period.

A Letter of Intent is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 5% of the total amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed shares will be involuntarily redeemed to pay the additional sales charge, if necessary. Dividends (if any) on escrowed shares, whether paid in cash or reinvested in additional shares, are not subject to escrow. The escrowed shares will not be available for disposal by the investor until all purchases pursuant to the Letter of Intent have been made or the higher sales charge has been paid. When the full amount indicated has been purchased, the escrow will be released. A Letter of Intent may include purchases of shares made not more than 90 days prior to the date the investor signs a Letter of Intent; however, the 13-month period during which the Letter of Intent is in effect will begin on the date of the earliest purchase to be included. An investor may combine purchases that are made in an individual capacity with (1) purchases that are made by members of the investor's immediate family and (2) purchases made by businesses that the investor owns as sole proprietorships, for purposes of obtaining reduced sales charges by means of a written Letter of Intent. In order to accomplish this, however, investors must designate on the account application the accounts that are to be combined for this purpose. Investors can only designate accounts that are open at the time the Letter of Intent is executed.

If an investor qualifies for a further reduced sales charge because the investor has either purchased more than the dollar amount indicated on the Letter of Intent or has entered into a Letter of Intent which includes shares purchased prior to the date of the Letter of Intent, the difference in the sales charge will be used to purchase additional shares of the Fund on behalf of the investor; thus the total purchases (included in the Letter of Intent) will reflect the applicable reduced sales charge of the Letter of Intent.

For investors who purchase more than the dollar amount indicated on the Letter of Intent or enter into a Letter of Intent that includes shares purchased prior to the date of the Letter of Intent and qualify for a reduced sales charge, all such additional shares will be immediately purchased in the form of additional shares and credited to the investor's account at the then current public offering price applicable to a single purchase of the total amount of the purchases.

For further information about Letters of Intent, interested investors should contact the Transfer Agent at 800-539-3863. This program, however, may be modified or eliminated at any time without notice.

RIGHT OF ACCUMULATION AND CONCURRENT PURCHASES

A shareholder may qualify for a reduced sales charge on purchases of shares of the Fund and other funds of the Victory Portfolios by combining a current purchase with purchases of another fund(s) or with certain prior purchases of shares of the Victory Portfolios. The applicable sales charge is based on the sum of (i) the purchaser's current purchase plus (ii) the current public offering price of the purchaser's previous purchases of (a) all shares held by the purchaser in the Fund and (b) all shares held by the purchaser in any other fund of the Victory Portfolios (except money market funds).

To receive the applicable public offering price pursuant to the right of accumulation, shareholders must provide the Transfer Agent with sufficient information at the time of purchase to permit confirmation of qualification. Accumulation privileges may be amended or terminated without notice at any time by the Distributor.

- WAIVERS OF SALES CHARGES. No sales charge is imposed on sales of shares to the following categories of persons (which categories may be changed or eliminated at any time):

(1) Current or retired trustees of the Victory Portfolios; employees, directors, trustees, and their family members of KeyCorp or an Affiliated Provider (Affiliated Providers refer to affiliates and subsidiaries of KeyCorp and service providers to the Victory Portfolios and the Victory Shares (collectively, the "Victory Group")), dealers having an agreement with the Distributor and any trade organization to which Key Advisers, the Sub-Adviser or the Administrator belongs;

(2) Investors who purchase shares for trust, investment management or certain other advisory accounts established with KeyCorp or any of its affiliates;

(3) Investors who purchase shares through a 401(k) plan sponsored by an Affiliated Provider;

(4) Investors who reinvest assets received in a distribution from a qualified, non-qualified or deferred compensation plan, agency, trust or custody account that was either (a) maintained by KeyCorp or an Affiliated Provider, or (b) invested in a fund of the Victory Group;

(5) Investors who, within 90 days of redemption, use the proceeds from the redemption of shares of another mutual fund complex for which they previously paid a front end sales charge or sales charge upon redemption of shares; and

(6) Shareholders of the former Investors Preference Fund For Income, Inc. and the Investors Preference New York Tax-Free Fund, Inc. who have continuously maintained accounts with a fund or funds of the Victory Group with a balance of $250,000 or more (investors with less than $250,000 will pay any applicable sales loads).

SPECIAL INVESTOR SERVICES

- THE SYSTEMATIC INVESTMENT PLAN. You can make regular investments in the Fund and all other funds of the Victory Group with the Systematic Investment Plan by completing the appropriate section of the account application and attaching a voided personal check with your bank's magnetic ink coding number across the front. If your bank account is jointly owned, be sure that all owners sign. You must first meet the Fund's initial investment requirement of $500, then investments may be made monthly by automatically deducting $25 or more from your bank checking account. For officers, trustees, directors and employees, including retired directors and employees, of the Victory Group, KeyCorp and its affiliates, and the Administrator and its affiliates (and family members of each of the foregoing, i.e., parents and children) who participate in the Systematic Investment Plan, there is no minimum initial investment required. You may change the amount of your monthly purchase at any time. A bank draft form must be completed for this option. Your bank checking account will be debited on the date indicated on your Account Application. Shares will be purchased at the offering price next determined following receipt of the order by the Transfer Agent. You may cancel the Systematic Investment Plan at any time without payment of a cancellation fee. Your monthly account statement will reflect systematic investment transactions, and a debit entry will appear on your bank statement.

- TELEPHONE TRANSACTIONS. You can initiate any transaction by telephone. You may call the Transfer Agent toll-free at 800-539-3863 or call your Investment professional or bank trust department. See "Shareholder Account Rules and Policies" for more information about telephone transactions.

- THE SYSTEMATIC WITHDRAWAL PLAN. You can make regular withdrawals from your account in any fund of the Victory Group with the Systematic Withdrawal Plan by completing the appropriate section of the account application. If you own shares in a fund worth $5,000 or more, you can have monthly, quarterly, semi-annual or annual checks sent from your account directly to you, to a person named by you, or to your bank checking account. The required minimum withdrawal is $25. If you are having checks sent to your bank checking account, attach a voided personal check with your bank's magnetic coding number across the front of the account application. If your account is jointly owned, be sure that all owners sign the application. You may obtain information about the Systematic Withdrawal Plan by contacting your Investment Professional. Your Systematic Withdrawal Plan payments are drawn from share redemptions. If Systematic Withdrawal Plan redemptions exceed dividend distributions paid on your Fund shares, your account eventually may be exhausted. If any applicable sales charges are applied to new purchases of shares of the Fund, it is to your disadvantage to buy shares of the Fund while also making systematic redemptions.

Your account will be debited on the date you indicate on your Account Application. Shares will be redeemed at the NAV as determined on the debit date indicated on your Account Application. You may cancel the Systematic Withdrawal Plan at any time without payment of a cancellation fee. Each Systematic Withdrawal Plan transaction will appear as a debit entry on your monthly account statement.


- RETIREMENT PLANS. Retirement plans can be among the best tax-planning vehicles available to individuals. Call your Investment Professional for more information on the plans and their benefits, provisions and fees. Your Investment Professional can set up your new account in the Fund under one of several tax-sheltered plans. These plans let you invest for retirement and shelter your investment income from current taxes. Plans include Individual Retirement Accounts (IRAs) and Rollover IRAs. Other fees may be charged by the IRA custodian or trustee.


HOW TO REDEEM SHARES

You may redeem all or a portion of your shares on any day that the Fund is open for business (see "Share Price" below). Shares will be redeemed at the NAV next calculated after the Transfer Agent has received the redemption request. If the Fund account is closed, any accrued dividends will be paid at the beginning of the following month.

You may redeem shares in several ways:

BY MAIL:  Send a written request to: The Victory Portfolios: Special Growth Fund
                                     P.O. Box 9741
                                     Providence, RI 02940-9741

Write a "letter of instruction" with your name, the Fund's name, your Fund account number, the dollar amount or number of shares to be redeemed, and any additional requirements that apply to each particular account. You will need the letter of instruction signed by all persons required to sign for transactions, exactly as their names appear on the account application. A signature guarantee is required if: you wish to redeem more than $10,000 worth of shares; your Fund account registration has changed within the last 60 days; the check is not being mailed to the address on your account; the check is not being made out to the account owner; or the redemption proceeds are being transferred to another Victory Group account with a different registration. The following institutions should be able to provide you with a signature guarantee: banks, brokers, dealers, credit unions (if authorized under state law), securities exchanges and associations, clearing agencies, and savings associations. A signature guarantee may not be provided by a notary public. A signature guarantee is designed to protect you, the Fund, and its agents from fraud. The Transfer Agent reserves the right to reject any signature guarantee if (1) it has reason to believe that the signature is not genuine, (2) it has reason to believe that the transaction would otherwise be improper, or (3) the guarantor institution is a broker or dealer that is neither a member of a clearing corporation nor maintains net capital of at least $100,000.

BY WIRE: You may make redemptions by wire provided you have established a Fund account to accommodate wire transactions. If telephone instructions are received before Valuation Time (generally 4:00 p.m. Eastern time), proceeds of the redemption will be wired as federal funds on the next Business Day to the bank account designated with the Transfer Agent. You may change the bank account designated to receive an amount redeemed at any time by sending a letter of instruction with a signature guarantee to the Transfer Agent, Primary Funds Service Corporation, P.O. Box 9741, Providence, RI 02940-9741.

BY TELEPHONE: To redeem by telephone, you may call the Transfer Agent toll free at 800-539-3863 or call your Investment Professional or bank trust department. See "Shareholder Account Rules and Policies" for more information about telephone transactions.

ADDITIONAL REDEMPTION REQUIREMENTS: The Fund may hold payment on redemptions until it is reasonably satisfied that investments made by check have been collected, which can take up to 15 days. Also, when the NYSE is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closings, or under any emergency circumstances as determined by the Commission to merit such action, the right of redemption may be suspended or the date of payment postponed for a period of time that may exceed 7 days. In addition, the Fund reserves the right to advance the time on that day by which purchase and redemption orders must be received. To the extent that portfolio securities are traded in other markets on days when the NYSE is closed, the Fund's NAV may be affected on days when investors do not have access to the Fund to purchase or redeem shares.

If you are unable to reach the Transfer Agent by telephone (for example, during times of unusual market activity), consider placing your order by mail directly to the Transfer Agent. In case of suspension of the right of redemption, you may either withdraw your request for redemption or receive payment based on the NAV next determined after the termination of the suspension. If your balance in a Fund falls below $500, you may be given 60 days' notice to reestablish the minimum balance (except with respect to officers, trustees, directors and employees, including retired directors and employees, of the Victory Portfolios, KeyCorp and its affiliates, and the Administrator and its affiliates (and family members of each of the foregoing, i.e., parents, children and household members) participating in the Systematic Investment Plan, to whom no minimum balance requirement applies). If you do not increase your balance, your account may be closed and the proceeds mailed to you at the address on record. Shares will be redeemed at the last calculated NAV on the day the account is closed.

HOW TO EXCHANGE SHARES

Shares of the Fund may be exchanged for shares of certain funds of the Victory Group at net asset value per share at the time of exchange, without a sales charge. To exchange shares, you must meet several conditions:

- Shares of the fund selected for exchange must be available for sale in your state of residence.

- The prospectuses of this Fund and the fund whose shares you want to buy must offer the exchange privilege.

- You must hold the shares you buy when you establish your account for at least 7 days before you can exchange them; after the account is open 7 days, you can exchange shares every regular Business Day.

- You must meet the minimum purchase requirements for the fund you purchase by exchange.

- The registration and tax identification numbers of the two accounts must be identical.

-        Before exchanging into a fund, obtain and read its prospectus.

Shares of a particular class may be exchanged only for shares of the same class in the other funds of the Victory Group. For example, you can exchange shares of this Fund only for Class A shares of another fund. At present, not all of the funds offer the same two classes of shares. If a fund has only one class of shares that does not have a class designation, they are "Class A" shares for exchange purposes. In some cases, sales charges may be imposed on exchange transactions. Certain funds offer Class A or Class B shares and a list can be obtained by calling the Transfer Agent at 800-539-3863. Please refer to the Statement of Additional Information for more details about this policy.

Telephone exchange requests may be made either by calling your Investment Professional or the Transfer Agent at 800-539-3863 prior to valuation time (generally 4:00 p.m. Eastern time) on any Business Day.

You can obtain a list of eligible funds of the Victory Group by calling the Transfer Agent at 800-539-3863. Exchanges of shares involve a redemption of the shares of the Fund and a purchase of shares of the other portfolio.

There are certain exchange policies you should be aware of:

- Shares are normally redeemed from one fund and purchased from the other fund in the exchange transaction on the same Business Day on which the Transfer Agent receives an exchange request by Valuation Time (generally 4:00 p.m. Eastern time) that is in proper form, but either fund may delay the purchase of shares of the fund into which you are exchanging if it determines it would be disadvantaged by a same-day transfer of the proceeds to buy shares. For example, the receipt of multiple exchange requests from a dealer in a "market-timing" strategy might require the disposition of securities at a time or price disadvantageous to the Fund.

- Because excessive trading can hurt fund performance and harm shareholders, the Victory Portfolios reserves the right to refuse any exchange request that will disadvantage it, or to refuse multiple exchange requests submitted by a shareholder or dealer.

- The Fund may amend, suspend or terminate the exchange privilege at any time upon 60 days' written notice to shareholders.

- If the Transfer Agent cannot exchange all the shares you request because of a restriction cited above, only the shares eligible for exchange will be exchanged.

-  Each exchange may produce a gain or loss for tax purposes.

Shareholders of the former Investors Preference Fund for Income, Inc. and Investors Preference New York Tax-Free Fund, Inc. will not be subject to any additional sales load upon an exchange of shares attributable to an Investors Preference Funds account for shares of other funds of the Victory Portfolios.

SHAREHOLDER ACCOUNT RULES AND POLICIES

- NET ASSET VALUE PER SHARE. The term "net asset value per share," or "NAV", means the value of one share. The NAV is calculated by adding the value of all its investments, plus cash and other assets, deducting liabilities, and then dividing the result by the number of shares outstanding. The NAV of the Fund is determined and its shares are priced as of the close of regular trading of the New York Stock Exchange (NYSE), (generally 4:00 p.m. Eastern Time) (the "Valuation Time") on each Business Day of the Fund. A "Business Day" is a day on which the NYSE is open for trading, the Federal Reserve Bank of Cleveland is open, and any other day (other than a day on which no shares of the Fund are tendered for redemption and no order to purchase any shares is received) during which there is sufficient trading in its portfolio instruments that the Fund's net asset value per share might be materially affected. The NYSE or the Federal Reserve Bank of Cleveland will not be open in observance of the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans' Day, Thanksgiving Day, and Christmas Day.

The Fund's securities are valued primarily on the basis of market quotations or, if quotations are not readily available, by a method that the Board of Trustees believes accurately reflects fair value. Fair value of these portfolio securities is determined by an independent pricing service approved by the Trustees based primarily upon information concerning market transactions and dealers quotations for similar securities.

- THE OFFERING OF SHARES may be suspended during any period in which the determination of net asset value is suspended, and the offering may be suspended by the Trustees at any time the Trustees believe it is in the Fund's best interest to do so.

- TELEPHONE TRANSACTION PRIVILEGES for purchases, redemptions or exchanges may be modified, suspended or terminated by the Fund at any time. If an account has more than one owner, the Fund and the Transfer Agent may rely on the instructions of any one owner. Telephone privileges apply to each owner of the account and the dealer representative of record for the account unless and until the Transfer Agent receives cancellation instructions from an owner of the account.

- TELEPHONE INSTRUCTIONS. Generally, neither the Fund, the bank trust department nor the Transfer Agent will be responsible for any claims, losses or expenses for acting on telephone instructions that are reasonably believed to be genuine. The Transfer Agent and the Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine and if they do not employ reasonable procedures they may be liable for any losses due to unauthorized or fraudulent instructions. The identification procedures may include, but are not limited to, the following: account number, registration and address, personalized security codes, taxpayer identification number and other information particular to the account. Your Investment Professional, bank trust department or the Transfer Agent may also record calls, and you should verify the accuracy of your confirmation statements immediately after you receive them.

- REDEMPTION OR TRANSFER REQUESTS WILL NOT BE HONORED UNTIL THE TRANSFER AGENT RECEIVES ALL REQUIRED DOCUMENTS IN PROPER FORM. From time to time, the Transfer Agent in its discretion may waive certain of the requirements for redemptions stated in this Prospectus.

- DEALERS THAT CAN PERFORM ACCOUNT TRANSACTIONS FOR THEIR CLIENTS BY PARTICIPATING IN NETWORKING through the National Securities Clearing Corporation are responsible for obtaining their clients' permission to perform those transactions and are responsible to their clients who are shareholders of the Victory Portfolios if the dealer performs any transaction erroneously.

- THE REDEMPTION PRICE FOR SHARES WILL VARY from day to day because the value of the securities in the Fund fluctuates, and the value of your shares may be more or less than their original cost.

- PAYMENT FOR REDEEMED SHARES is made ordinarily in cash and forwarded by check within three business days after the Transfer Agent receives redemption instructions in proper form, except under unusual circumstances determined by the Commission delaying or suspending such payments. The Transfer Agent may delay forwarding a check for recently purchased shares, but only until the purchase payment has cleared. That delay may be as much as 15 days from the date the shares were purchased. That delay may be avoided if you arrange with your bank to provide telephone or written assurance to the Transfer Agent that your purchase payment has cleared.

- INVOLUNTARY REDEMPTIONS OF SMALL ACCOUNTS. If your account value has fallen below $500, you will be given 60 days' notice to reestablish the minimum balance. If you do not increase your minimum balance, your account may be closed and the proceeds mailed to you at the record address. In some cases involuntary redemptions may be made to repay the Distributor for losses from the cancellation of share purchase orders. Under unusual circumstances, shares of the Fund may be redeemed "in kind," which means that the redemption proceeds will be paid with securities from the Fund. Please refer to the Statement of Additional Information for more details.

- "BACKUP WITHHOLDING" of Federal income tax may be applied at the rate of 31% from dividends, distributions and redemption proceeds (including exchanges) if you fail to furnish the Victory Portfolios with a certified Social Security or taxpayer identification number when you sign your application, or if you violate Internal Revenue Service regulations on tax reporting of dividends.

- THE VICTORY PORTFOLIOS DOES NOT CHARGE A REDEMPTION FEE, but if your Investment Professional handles your redemption, they may charge a separate service fee.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS. The Fund ordinarily declares and pays dividends from its net investment income quarterly. The Fund distributes substantially all net capital gains, if any, to shareholders each year, to the extent necessary to qualify for favorable federal tax treatment.

CAPITAL GAINS. The Fund may make distributions annually out of any net short-term or long-term capital gains, and the Fund may make supplemental distributions of dividends and capital gains following the end of its fiscal year.

DISTRIBUTION OPTIONS

When you fill out your account application, you can specify how you want to receive your dividend distributions. Currently, there are five available options:

1. REINVESTMENT OPTION. Your income and capital gain dividends, if any, will be automatically reinvested in additional shares of the Fund. Income and capital gain dividends will be reinvested at the net asset value of the Fund as of the day after the record date. If you do not indicate a choice on your application, you will be assigned this option.

2. CASH OPTION. You will receive a check for each income or capital gain dividend, if any. Distribution checks will be mailed no later than 7 days after the dividend payment date which may be more than 7 days after the dividend record date.

3. INCOME EARNED OPTION. You will have your capital gain dividend distributions, if any, reinvested automatically in the Fund and have your income dividends paid in cash.

4. DIRECTED DIVIDENDS OPTION. You will have income and capital gain dividends, or only capital gain dividends, automatically reinvested in shares of another fund of the Victory Group. Shares will be purchased at the NAV as of the dividend record date. If you are reinvesting dividends of a fund sold without a sales charge in shares of a fund sold with a sales charge, the shares will be purchased at the public offering price. If you are reinvesting dividends of a fund sold with a sales charge in shares of a fund sold with or without a sales charge, the shares will be purchased at the net asset value of the fund. Dividend distributions can be directed only to an existing account with a registration that is identical to that of your Fund account.

5. DIRECTED BANK ACCOUNT OPTION. You will have your income and capital gain dividends, or only your income dividends, automatically transferred to your bank checking or savings account. The amount will be determined on the dividend record date and will normally be transferred to your account within 7 days of the dividend record date. Dividend distributions can be directed only to an existing account with a registration that is identical to that of your Fund account. Please call or write the Transfer Agent to learn more about this dividend distribution option.

Any election or revocation of any of the above dividend distribution options may be made in writing to the Fund and sent to Primary Funds Service Corporation, P.O. Box 9741, Providence, RI 02940-9741, or by calling the Transfer Agent at 800-539-3863, and will become effective with respect to dividends having record dates after receipt of the application or request by the Transfer Agent.

Reinvested dividend distributions receive the same tax treatment as dividend distributions paid in cash.

COMPLETE REDEMPTIONS: If you request a complete redemption of all your Fund shares, any dividend accrued to your account will be included in the redemption check.

STATEMENTS AND REPORTS: You will receive a monthly statement reflecting all transactions that affect the share balance or the registration of your Fund account. You will receive a confirmation after every transaction that affected the share balance of your Fund account, except for dividend reinvestment, systematic investment and systematic withdrawal transactions. These transactions will be detailed in your Fund account statement. Transactions that affect the share balance of your Fund investment in an account established with an Investment Professional or financial institution will be detailed in regular statements or through confirmation procedures of the financial institution. Certificates representing shares of the Fund will not be issued. An IRS Form 1099-DIV with federal tax information will be mailed to you by January 31 of each tax year and also will be filed with the IRS. At least twice a year, you will receive the Fund's financial reports.


FEDERAL TAXES



The Fund intends to qualify each year and elect to be treated as a separate "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "IRS Code"). If the Fund is treated as a "regulated investment company" and all its taxable income is distributed to its shareholders in accordance with the timing requirements imposed by the IRS Code, it will not be subject to federal income tax on its income. The Fund's distributions that are attributable to its net investment income and short-term capital gains are taxable as ordinary income, and its distributions from long-term capital gains are taxed as long-term capital gains. Such distributions are taxable when they are paid, whether taken in cash or reinvested in additional shares, except that distributions declared in October, November or December and paid during the following January are taxable as if paid and received on December 31. Dividends received from the Fund by corporate shareholders are not entitled to the dividends-received deduction. The Fund sends tax statements to its shareholders (with copies to the Internal Revenue Service (the "IRS")) by January 31 showing the amounts and tax status of distributions made (or deemed made) during the preceding calendar year.


REDEMPTION OR EXCHANGES

Investors may realize a gain or loss when redeeming (selling) or exchanging shares. For most types of accounts, the Fund reports the proceeds to the IRS annually. Because the shareholders' tax treatment also depends on their purchase price and personal tax positions, shareholders should keep their regular account statements to use in determining their tax. See "Buying a Dividend".

"BUYING A DIVIDEND"

On the record date for a distribution of ordinary income or capital gains dividend, the net asset value of the Fund is reduced by the amount of the distribution. An investor who buys shares just before the record date ("buying a dividend") will pay the full price for the shares and then receive a portion of the purchase price back as a taxable distribution.

OTHER TAX INFORMATION

The information above is only a summary of some of the federal income tax consequences generally affecting the Fund and its shareholders, and no attempt has been made to discuss individual tax consequences. A prospective investor should also review the more detailed discussion of federal income tax considerations in the Statement of Additional Information. In addition to federal income tax, a shareholder may be subject to state or local taxes on the shareholder's investment, depending on the laws in the shareholder's area. Investors considering an investment in the Fund should consult their tax adviser to determine whether the Fund is suitable to their particular tax situation.

When investors sign their account application, they are asked to provide their correct social security or taxpayer identification number and other required certifications. If investors do not comply with IRS regulations, the IRS can require the Fund to withhold 31% of taxable distributions and redemptions from their account.

                                   PERFORMANCE

From time to time, performance information for the Fund showing total return may be presented in advertisements, sales literature and in reports to shareholders. Such performance figures are based on historical earnings and are not intended to indicate future performance. Average annual total return will be calculated over a stated period of more than one year. Average annual total return is measured by comparing the value of an investment at the beginning of the relevant period (as adjusted for sales charges, if any) to the redemption value of the investment at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions) and annualizing that figure. Aggregate total return is calculated similarly to average annual total return, except that the resulting difference is not annualized.

From time to time performance information for the Fund showing the yield and/or effective yield for each class of shares may also be presented in advertisements, sales literature and in reports to shareholders. Yields reflect the deduction of the maximum sales charge. Such performance figures are based on historical earnings and are not intended to indicate future performance. Yield will be computed by dividing the Fund's net investment income per share earned during a recent thirty-day period by the Fund's maximum offering price per share (reduced by any undeclared earned income expected to be paid shortly as a dividend) on the last day of the period and annualizing the result. Effective yield is computed in a similar manner, but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

Investors may also judge, and the Victory Portfolios may at times advertise, the performance of the Fund by comparing it to the performance of other mutual funds with comparable investment objectives and policies, which performance may be contained in various unmanaged mutual fund or market indices or rankings such as those prepared by Dow Jones & Co., Inc. and Standard & Poor's Corporation, in publications issued by Lipper Analytical Services, Inc., and in the following publications: IBC/Donoghue's Money Fund Reports, Ibbotson Associates, Inc., Morningstar, CDA/Wiesenberger, Money Magazine, Forbes, Barron's, The Wall Street Journal, The New York Times, Business Week, American Banker, Fortune, Institutional Investor, U.S.A. Today and local newspapers. In addition, general information about the Fund that appears in publications such as those mentioned above may also be quoted or reproduced in advertisements, sales literature or in reports to shareholders.

Performance is a function of the type and quality of instruments held in the Fund's portfolio, operating expenses, and market conditions. Consequently, current performance will fluctuate and is not necessarily representative of future results. Any fees charged by service providers with respect to customer accounts for investing in shares of the Fund will not be reflected in performance calculations.

Additional information regarding the performance of each of the Victory Portfolios is included in the Victory Portfolios' annual report, which is available free of charge by calling 800-539-3863.


                           FUND ORGANIZATION AND FEES



The Victory Portfolios is an open-end management investment company, commonly known as a mutual fund, and currently consisting of twenty-eight series portfolios, four of which are inactive. The Victory Portfolios has been operating continuously since 1986, when it was created under Massachusetts law as a Massachusetts business trust although certain of its funds have a prior operating history from their predecessor funds. On February 29, 1996 the Victory Portfolios converted from a Massachusetts business trust to a Delaware business trust. The Victory Portfolios' offices are located at 3435 Stelzer Road, Columbus, OH 43219-3035.

Overall responsibility for management of the Victory Portfolios rests with its Board of Trustees, who are elected by the shareholders of the Victory Portfolios.



INVESTMENT ADVISER AND SUB-ADVISER



KeyCorp Mutual Fund Advisers, Inc. is the investment adviser to the Fund. Key Advisers directs the investment of the Victory Portfolios' assets, subject at all times to the supervision of the Victory Portfolios' Board of Trustees. Key Advisers continually supervises the investment and reinvestment of cash, securities and other property comprising the assets of the Victory Portfolios.



Key Advisers was organized as an Ohio corporation on July 27, 1995 and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. It is a wholly-owned subsidiary of KeyCorp Asset Management Holdings, Inc., which is a wholly-owned subsidiary of Society National Bank, a wholly-owned subsidiary of KeyCorp. Affiliates of Key Advisers manage approximately $37 billion for numerous clients including large corporate and public retirement plans, Taft-Hartley plans, foundations and endowments, high net worth individuals and mutual funds.



For the services provided and expenses incurred pursuant to its investment advisory agreement with the Victory Portfolios respecting the Fund, Key Advisers receives a fee, computed daily and paid monthly, at the annual rate of one percent (1.00%) of the average daily net assets of the Fund. The advisory fees for the Fund have been determined to be fair and reasonable in light of the services provided to the Fund. Key Advisers may periodically waive all or a portion of its advisory fee with respect to the Fund to increase the net income of the Fund available for distribution as dividends. Prior to January 1, 1996, the Sub-Adviser (Society Asset Management, Inc.) served as investment adviser to the Fund. During the Fund's fiscal period ended October 31, 1995, the Sub-Adviser received investment advisory fees aggregating .__% of the average daily net assets of the Fund.



Under the investment advisory agreement between the Victory Portfolios, on behalf of the Fund, and Key Advisers, Key Advisers may delegate a portion of its responsibilities to a subadviser.



Key Advisers has entered into an investment sub-advisory agreement with T. Rowe Price, on behalf of the Fund. For its services under the investment sub-advisory agreement, Key Advisers pays the Sub-Adviser sub-advisory fees as a percentage of average daily net assets as follows: 25% of average daily net assets up to $100 million and .20% of average daily net assets in excess of $100 million.



T. Rowe Price serves as the investment sub-adviser for the Fund pursuant to an investment sub-advisory agreement dated June 5, 1995 between Key Advisers and the Sub-Adviser, which was approved by the shareholders of the Fund at the shareholders' meeting held on May 19, 1995. The Sub-Adviser, which maintains its principal office at 100 East Pratt Street, Baltimore, Maryland 21202, was founded in 1937 by the late Thomas Rowe Price, Jr. As of December 31, 1994, the firm and its affiliates managed over $57 billion for over 3 million individual and institutional investor accounts.



The Investment Advisory Committee of the Sub-Adviser, which consists of Jonathan
M. Greene, Chairman, Richard T. Whitney, Donald J. Peters and K. D. Farrow, is primarily responsible for the investment management of the Fund. The Committee Chairman has day to day responsibility for managing the Fund and works with the Committee in developing and executing the Fund's investment program. Mr. Greene, Vice President, has been with the Sub-Adviser since 1974, and has been managing investments since 1979.



ADMINISTRATOR AND DISTRIBUTOR



Concord Holding Corporation is the Administrator for the Fund. Victory Broker-Dealer Services, Inc. is the Fund's principal underwriter and Distributor.

The Administrator generally assists in all aspects of the Fund's administration and operation. For expenses incurred and services provided as Administrator pursuant to its management and administration agreement with the Victory Portfolios, the Administrator receives a fee from the Fund, computed daily and paid monthly, at an annual rate of fifteen one-hundredths of one percent (.15%) of the Fund's average daily net assets. The Administrator may periodically waive all or a portion of its administrative fee with respect to the Fund to increase the net income of the Fund available for distribution as dividends. During the fiscal period May 1, 1995 to October 31, 1995, and the fiscal year ended April 30, 1995, the Fund paid administration fees of .15% of its average daily net assets.


TRANSFER AGENT AND FUND ACCOUNTANT



Primary Funds Service Corporation, P.O. Box 9741, Providence, RI 02940-9741, serves as the Fund's Transfer Agent pursuant to a Transfer Agency and Shareholder Service Agreement with the Victory Portfolios and receives a fee for such services based on various criteria, including assets, transactions and the number of Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, OH 43219, provides certain accounting services for the Fund pursuant to a Fund Accounting Agreement and receives a fee for such services.



SHAREHOLDER SERVICING



Shareholder services are provided to the Fund pursuant to agreements between the Victory Portfolios and various shareholder servicing agents, including Key Trust Company of Ohio, N.A. and its affiliates and other financial institutions and securities brokers (each a "Shareholder Servicing Agent"). Each Shareholder Servicing Agent generally will provide support services to shareholders by establishing and maintaining accounts and records, processing dividend and distribution payments, providing account information, arranging for bank wires, responding to routine inquires, forwarding shareholder communication, assisting in the processing of purchase, exchange and redemption requests, and assisting shareholders in changing dividend options, account designations and addresses. For expenses incurred and services provided as Shareholder Servicing Agent pursuant to its respective Shareholder Servicing Agreement, the Fund pays each Shareholder Servicing Agent a fee computed daily and paid monthly, in amounts aggregating not more than twenty-five one-hundredths of one percent (.25%) of the average daily net assets of the Fund per year. A Shareholder Servicing Agent may periodically waive all or a portion of its respective shareholder servicing fees with respect to the Fund to increase the net income of the Fund available for distribution as dividends. During the fiscal year ended April 30, 1995, the Fund paid Shareholder Servicing fees of _____% of the Fund's average daily net assets. During the fiscal period ended October 31, 1995, the Fund paid Shareholder Servicing fees of _____% of the Fund's average daily net assets.



EFFECT OF BANKING LAWS



Key Advisers and the Sub-Adviser believe that they may perform the investment advisory services for the Fund contemplated by the investment advisory (sub-advisory) agreements (the "Advisory Agreements") with the Fund. In the Advisory Agreement with the Key Advisers and the Sub-Adviser have represented that they possess the legal authority to perform the investment advisory services contemplated therein and described in this Prospectus. Key Trust Company of Ohio, N.A. and its affiliates also believe that they also may perform the services for the Victory Portfolios contemplated by the Shareholder Servicing Agreement with the Victory Portfolios without violating applicable banking laws and regulations. Future changes in federal or state statutes and regulations relating to permissible activities of banks or bank holding companies and their subsidiaries and affiliates, as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations, could change the manner in which Key Advisers, the Sub-Adviser, Key Trust Company of Ohio, N.A. and its affiliates could continue to perform such services for the Victory Portfolios. See the Statement of Additional Information ("Glass-Steagall Act") for further discussion.

EXPENSES

For the fiscal year ended October 31, 1995, the Fund's total operating expenses were [____%] of the Fund's average net assets.


CUSTODIAN

Key Trust Company of Ohio, N.A. serves as custodian for the Fund and receives fees for its services.

INDEPENDENT ACCOUNTS

Coopers & Lybrand L.L.P. serves as the Fund's independent accountants.


                             ADDITIONAL INFORMATION



The Victory Portfolios may issue an unlimited number of shares and classes of the Fund. Shares of each class of the Fund participate equally in dividends and distributions and have equal voting, liquidation and other rights. When issued and paid for, shares will be fully paid and nonassessable by the Victory Portfolios and will have no preference, conversion, exchange or preemptive rights. Shareholders are entitled to one vote for each full share owned and fractional votes for fractional shares owned. For those investors with qualified trust accounts, the trustee will vote the shares at meetings of the Fund's shareholders in accordance with the shareholder's instructions. The trustee will forward to these shareholders all communications received by the trustee, including proxy statements and financial reports. The Victory Portfolios and the Fund are not required to hold annual meetings of shareholders and in ordinary circumstances do not intend to hold such meetings. The Trustees may call special meetings of shareholders for action by shareholder vote as may be required by the 1940 Act or the Victory Portfolio's Delaware Trust Instrument. Under certain circumstances, the Trustees may be removed by action of the Trustees or by the shareholders. Shareholders holding 10% or more of the Victory Portfolios' outstanding shares may call a special meeting of shareholders for the purpose of voting upon the question of removal of Trustees.



The Victory Portfolio's Board of Trustees may authorize the Victory Portfolios to offer other funds which may differ in the types of securities in which their assets may be invested.



Key Advisers, the Sub-Adviser and the Victory Portfolios have adopted Codes of Ethics (the "Codes") which require investment personnel (a) to pre-clear all personal securities transactions, (b) to file reports regarding such transactions, and (c) to refrain from personally engaging in (i) short-term trading of a security, (ii) transactions involving a security within seven days of a Fund transaction involving the same security, and (iii) transactions involving securities being considered for investment by a Fund. The Codes also prohibit investment personnel from purchasing securities in an initial public offering. Personal trading reports are reviewed periodically by Key Advisers or the Sub-Adviser, and the Board of Trustees reviews annually such reports (including information on any substantial violations of the Codes). Violations of the Codes may result in censure, monetary penalties, suspension or termination of employment.



DELAWARE LAW



The Delaware Business Trust Act provides that a shareholder of a Delaware business trust shall be entitled to the same limitation of personal liability extended to stockholders of Delaware corporations. In light of Delaware law, the nature of the Victory Portfolios' business, and the nature of its assets, management of Victory Portfolios believe that the risk of personal liability to a Fund shareholder would be extremely remote.

In the unlikely event a shareholder is held personally liable for the Victory Portfolios' obligations, the Victory Portfolios is required to use its property to protect or compensate the shareholder. On request, the Victory Portfolios will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Victory Portfolios. Therefore, financial loss resulting from liability as a shareholder will occur only if the Victory Portfolios itself cannot meet its obligations to indemnify shareholders and pay judgments against them.



Delaware law authorizes electronic or telephonic communications between shareholders and the Victory Portfolios. Under Delaware law, the Successor Company has the flexibility to respond to future business contingencies. For example, the Trustees will have the power to incorporate the Victory Portfolios, to merge or consolidate it with another entity, to cause each fund to become a separate trust, and to change the Victory Portfolio's domicile without a shareholder vote. This flexibility could help reduce the expense and frequency of future shareholder meetings for non-investment related issues.



MISCELLANEOUS



Shareholders will receive Semi-Annual Reports, which are unaudited, and Annual Reports, which are audited by independent public accountants, describing the investment operations of the Fund. Each of these reports, when available for a particular fiscal year end or the end of a semi-annual fiscal period, is incorporated herein by reference. The Victory Portfolios may include information in their Annual Reports and Semi-Annual Reports to shareholders that (i) describes general economic trends, (ii) describes general trends within the financial services industry or the mutual fund industry, (iii) describes past or anticipated portfolio holdings for the Fund or (iv) describes investment management strategies for the Victory Portfolios. Such information is provided to inform shareholders of the activities of the Victory Portfolios for the most recent fiscal year or semi-annual fiscal period and to provide the views of Key Advisers, the Sub-Adviser and/or the Victory Portfolios' officers regarding expected trends and strategies.



Inquiries regarding the Victory Portfolios or the Fund may be directed in writing to the Victory Portfolios at Primary Funds Service Corporation, P.O. Box 9741, Providence, RI 02940-9741, or by telephone, toll-free, at 800-539-3863.


NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS, AND IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE VICTORY PORTFOLIOS OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE VICTORY PORTFOLIOS OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                                                                           DRAFT

The
VICTORY
Portfolios
STOCK INDEX FUND


PROSPECTUS               For current yield, purchase, and redemption information
March 1, 1996                                  call 800-539-FUND or 800-539-3863



THE VICTORY PORTFOLIOS (the "Victory Portfolios") is a registered open-end management investment company that offers investors a selection of money market, fixed-income, municipal bond, domestic and international equity portfolios. This Prospectus relates to The Victory Stock Index Fund (the "Fund") a diversified portfolio. KeyCorp Mutual Fund Advisers, Inc., Cleveland, Ohio, an indirect subsidiary of KeyCorp, is the investment adviser to the Fund ("Key Advisers" or the "Adviser"). Society Asset Management, Inc., Cleveland, Ohio, an indirect subsidiary of KeyCorp, is the investment subadviser to the Fund ("Society" or the "Sub-Adviser"). Concord Holding Corporation is the Fund's administrator (the "Administrator"). Victory Broker-Dealer Services, Inc. is the Fund's distributor (the "Distributor").



The Fund seeks to provide long-term capital appreciation by attempting to match the investment performance of the Standard & Poor's 500 Composite Stock Index.(1)



Please read this Prospectus before investing. It is designed to provide you with information and to help you decide if the Fund's goals match your own. Retain this document for future reference. A Statement of Additional Information (dated March 1, 1996) for the Fund and an annual report for the Fund's fiscal year ended October 31, 1995 have been filed with the Securities and Exchange Commission and are incorporated herein by reference. The Statement of Additional Information is available without charge upon request by calling 800-539-3863.


SHARES OF THE FUND ARE:

-        NOT INSURED BY THE FDIC;

- NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY KEYCORP BANK, ANY OF ITS AFFILIATES, OR ANY OTHER BANK;

- SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION ("COMMISSION") OR ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE, NOR HAS THE COMMISSION OR ANY SUCH STATE AUTHORITY PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


(1) "Standard & Poor's 500" is a registered service mark of Standard & Poor's Corporation, which does not sponsor and is in no way affiliated with the Fund.

TABLE OF CONTENTS                                                            PAGE
-----------------                                                            ----
Summary of Fund Expenses                                                       2
Financial Highlights                                                           3
The Fund's Investment Objective                                                4
The Fund's Investment Policies and Risk Factors                                4
How to Invest, Exchange and Redeem                                             8
Dividends, Distributions and Taxes                                            14
Performance                                                                   16
Fund Organization and Fees                                                    17
Additional Information                                                        19

                            SUMMARY OF FUND EXPENSES


The table below summarizes the expenses associated with the Fund. This standard format was developed for use by all mutual funds to help you make your investment decisions. Of course, you should consider this expense information along with other important information in this Prospectus, including the Fund's investment objective, investment policies and risk factors, and financial highlights.


SHAREHOLDER TRANSACTION EXPENSES(1)



         Maximum Sales Load Imposed on Purchases (as a percentage of offering
           price)                                                              4.75%
         Sales Load Imposed on Reinvested Dividends                            None
         Deferred Sales Load                                                   None
         Redemption Fee                                                        None
         Exchange Fee                                                          None




ANNUAL FUND OPERATING EXPENSES AFTER EXPENSE WAIVERS AND REIMBURSEMENTS
         (as a percentage of average net assets)



Management Fee                                                                 .45%
Other Expenses                                                                 .00%
Total Operating Expenses(2)                                                    .11%
                                                                              ----
                                                                              0.56%




(1) Subsidiaries, correspondents, affiliated banks and non-bank affiliates of KeyCorp may charge a Customer's (as defined in the Prospectus) account fees for services provided in connection with investment in the Fund. (See "How To Invest, Exchange and Redeem.")



(2) These amounts include an estimate of the shareholder servicing fees the Fund expects to pay. (See "Fund Organization and Fees-Shareholder Servicing.)



EXAMPLE: You would pay the following expenses on a $1,000 investment, assuming
(1) a 5% annual return and (2) full redemption at the end of each time period.



                           1 YEAR         3 YEARS        5 YEARS       10 YEARS
                           ------         -------        -------       --------
The Stock Index Fund        $53             $65            $77            $114



The purpose of the table above is to assist the investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. See "Fund Organization and Fees" for a more complete discussion of annual operating expenses of the Fund. The foregoing example is based upon expenses for the fiscal year ended October 31, 1995 and expenses that the Fund is expected to incur during the current fiscal year. THE FOREGOING EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                              FINANCIAL HIGHLIGHTS



THE FUND'S FINANCIAL HISTORY



The table below sets forth certain financial information with respect to the financial highlights for the Fund for the period indicated. The information below (except as indicated) has been derived from financial statements audited by Coopers & Lybrand L.L.P., independent accountants for the Victory Portfolios, whose report thereon, together with the financial statements of the Fund, are incorporated by reference into or contained in the Statement of Additional Information.



                          THE VICTORY STOCK INDEX FUND
                              FINANCIAL HIGHLIGHTS



                                              FISCAL YEAR              SIX MONTHS
                                                 ENDED                    ENDED         DEC. 3, 1993
                                              OCTOBER 31,               APRIL 30,       TO OCTOBER 31,
                                                 1995                     1995             1994(A)
                                             -------------             ----------          -------
                                                                      (Unaudited)
NET ASSET VALUE, BEGINNING
         OF PERIOD                                                     $10.18              $ 10.00
                                                                       ------              -------
Investment Activities
  Net investment income                         [To be                   0.12                 0.20
  Net realized and unrealized                  inserted]
         gains (losses) on investments                                   0.92                 0.16
                                                                         ----                 ----
         Total from Investment Activities                                1.04                 0.36
                                                                         ----                 ----
Distributions
  Net investment income                                                 (0.13)               (0.18)
                                                                         ----                ------
NET ASSET VALUE, END OF PERIOD                                         $11.09              $ 10.18
Total Return                                                            10.28%(b)             3.66%
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (000)                                    $105,834              $89,686
  Ratio of expenses to average net
         assets                                                          0.58%(c)             0.58%(c)
  Ratio of net investment income to
         average net assets                                              2.48%(c)             2.35%(c)
  Ratio of expenses to average net
         assets*                                                         0.92%(c)             1.10%(c)
  Ratio of net investment income to
         average net assets*                                             2.14%(c)             1.82%(c)
Portfolio Turnover                                                      11.06%                1.44%




* During the period the investment advisory, administration, fund accounting and/or shareholder service fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would be as indicated.



(a)      Period from commencement of operations.



(b)      Aggregate.



(c)      Annualized.

                         THE FUND'S INVESTMENT OBJECTIVE



The Fund seeks to provide long-term capital appreciation by attempting to match the investment performance of the Standard & Poor's 500 Composite Stock Index (the "S&P 500 Index" or the "Index"). The investment objective of the Fund is fundamental and may not be changed without a vote of the holders of a majority of the Fund's outstanding voting securities (as defined in the Statement of Additional Information). There can be no assurance that the Fund will achieve its investment objective.



                 THE FUND'S INVESTMENT POLICIES AND RISK FACTORS



The Fund pursues its objective by following a policy of attempting to duplicate the capital performance and dividend income of the S&P 500 Index by investing primarily in many of the stocks which comprise the S&P 500 Index and secondarily in stock futures, while minimizing transaction costs. The S&P 500 Index is composed of 500 common stocks chosen on the basis of market value and industry diversification. While most issuers are among the 500 largest U.S. companies in terms of aggregate market value, some other stocks are included for purposes of diversification. The Fund attempts to duplicate the investment results of the S&P 500 Index. No attempt is made to manage the Fund in the traditional sense using economic, financial and market analysis. The Fund may hold only a representative portion of the stocks in the Index due to the illiquidity of some stocks or other factors. The Fund may compensate for the omission of certain stocks by purchasing stocks not included in the Index that are similar to those omitted if Key Advisers or the SubAdviser believes those purchases will reduce "tracking error" (the difference between the Fund's investment results (before expenses) and that of the Index). To minimize tracking error when the Fund does not hold all stocks in the Index in proportion to their Index weighting, Key Advisers or the Sub-Adviser may use statistical analyses in selecting stocks. In connection with engaging in futures transactions, the Fund may hold cash, cash equivalents, and/or U.S. Government Securities. See "Futures Contracts" in this prospectus and in the Statement of Additional Information.



Because of the Fund's objective, securities may be purchased, retained, and sold by the Fund when such transactions would not be consistent with traditional investment criteria. Adverse performance will ordinarily not result in the elimination of a stock from the Fund's portfolio. The Fund will generally remain fully invested in common stocks even when stock prices are generally falling. In addition, Key Advisers or the Sub-Adviser may eliminate one or more securities or elect not to increase the Fund's position in such securities notwithstanding the continued listing of such securities in the S&P 500 Index in the following circumstances: (i) the stock is no longer publicly traded as in the case of a leveraged buyout or merger; or (ii) an unexpected adverse development occurs with respect to a company such as bankruptcy or insolvency. Accordingly, an investor is exposed to a greater risk of loss (and a corresponding greater prospect of gain) from fluctuations in the value of such securities than would be the case if the Fund was not so invested in such securities. In addition, the share price of the Fund is expected to be volatile, and investors should be able to sustain sudden and sometimes substantial fluctuations in the value of their investment. Brokerage costs, fees, operating expenses and tracking error may cause the Fund's total return to be lower than that of the S&P 500 Index.



The Fund may invest in preferred stocks, investment-grade corporate bonds and notes, warrants, and high quality short-term debt obligations (including variable amount master demand notes), bankers' acceptances, certificates of deposit, repurchase agreements, obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, and demand and time deposits of domestic and foreign banks and savings and loan associations.



Changes in the value of portfolio securities will not affect cash income, if any, derived from these securities but will affect the Fund's net asset value. Because the Fund invests primarily in equity securities, which fluctuate in value, the Fund's shares will fluctuate in value.



The investment policies of the Fund may be changed without an affirmative vote of the holders of a majority of the Fund's outstanding voting securities unless
(1) a policy is expressly deemed to be a fundamental policy of the Fund or (2) a policy is expressly deemed to be changeable only by such majority vote.

The Fund is advised by Key Advisers, an indirect subsidiary of KeyCorp, which purchases securities for the Fund consistent with its investment objective and policies and which meet the quality and maturity characteristics established for the Fund.



From time to time, the Fund, to the extent consistent with its investment objective, policies and restrictions, may invest in securities of issuers with which Key Advisers or the Sub-Adviser or its affiliates have a lending relationship.



    ADDITIONAL INFORMATION REGARDING SECURITIES IN WHICH THE FUND MAY INVEST



The following paragraphs provide a brief description of some of the types of securities in which the Fund may invest, the transactions it may make and strategies it may adopt. The Fund may, following notice to its shareholders, take advantage of other investment practices which are not at present contemplated for use by the Fund or which currently are not available but which may be developed, to the extent such investment practices are both consistent with the Fund's investment objective and legally permissible for the Fund. Such investment practices, if they arise, may involve risks which exceed those involved in the activities described in this Prospectus.



- SHORT-TERM OBLIGATIONS. While the Fund will normally be predominantly invested in equity securities, there may be times when, in the opinion of Key Advisers or the Sub-Adviser, market conditions warrant that, for temporary defensive purposes, the Fund may hold more than 20% of its total assets in short-term obligations. To the extent that the Fund's assets are so invested, they will not be invested so as to meet its investment objective. The instruments may include high grade liquid debt securities such as commercial paper, certificates of deposit, bankers' acceptances, repurchase agreements which mature in less than seven days and United States Treasury bills. Bankers' acceptances are instruments of United States banks which are drafts or bills of exchange "accepted" by a bank or trust company as an obligation to pay on maturity. For a discussion of repurchase agreements, see below.



- INVESTMENT GRADE SECURITIES. The Fund may invest in obligations which are rated at the time of purchase within the four highest rating categories assigned by a nationally recognized statistical ratings organization ("NRSRO") (investment grade) or, if unrated, which Key Advisers or the Sub-Adviser determines to be of comparable quality. The applicable securities ratings are described in the Appendix to the Statement of Additional Information.



- OPTIONS. The Fund may engage in writing call options from time to time. The Fund will write only covered call options (options on securities owned by the Fund and index options). Such options must be listed on a national securities exchange and issued by the Options Clearing Corporation. In order to close out a call option it has written, the Fund will enter into a "closing purchase transaction", i.e., the purchase of a call option on the same security with the same exercise price and expiration date as the call option which the Fund previously wrote on any particular security. When a portfolio security subject to a call option is sold, the Fund will effect a closing purchase transaction to close out any existing call option on that security. If the Fund is unable to effect a closing purchase transaction, it will not be able to sell the underlying security until the option expires or the Fund delivers the underlying security upon exercise. Upon the exercise of an option, the Fund is not entitled to the gains, if any, on securities underlying the options. The Fund intends to limit its investment in call and index options to 25% of its total assets.



- FUTURES CONTRACTS. The Fund may also enter into contracts for the future delivery of securities or foreign currencies and futures contracts based on a specific security, class of securities, foreign currency or an index, purchase or sell options on any such futures contracts and engage in related closing transactions. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index.



The Fund may enter into futures contracts in an effort to hedge against market risks. For example, when interest rates are expected to rise or market values of portfolio securities are expected to fall, the Fund can seek to offset a decline in the value of its portfolio securities by entering into futures contract transactions. When interest rates are expected to fall or market values are expected to rise, the Fund, through the purchase of such contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases.



The acquisition of put and call options on futures contracts will give the Fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period.



Aggregate initial margin deposits for futures contracts, and premiums paid for related options, may not exceed 5% of a fund's total assets (other than in connection with bona fide hedging purposes), and the value of securities that are the subject of such futures and options (both for receipt and delivery) may not exceed one-third of the market value of a fund's total assets. Futures transactions will be limited to the extent necessary to maintain each fund's qualification as a regulated investment company.



Futures transactions involve brokerage costs and require the Fund to segregate assets to cover contracts that would require it to purchase securities or currencies. A fund may lose the expected benefit of futures transactions if interest rates, exchange rates or securities prices move in an unanticipated manner. Such unanticipated changes may also result in poorer overall performance than if the fund had not entered into any futures transactions. In addition, the value of a fund's futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities or foreign currencies, limiting the Fund's ability to hedge effectively against interest rate, exchange rate and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions.



- ZERO COUPON BONDS. The Fund is permitted to purchase both zero coupon U.S. government securities and zero coupon corporate securities ("zero coupon bonds"). Zero coupon bonds are purchased at a discount from the face amount because the buyer receives only the right to receive a fixed payment on a certain date in the future and does not receive any periodic interest payments. The effect of owning instruments which do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligations. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to reinvest distributions at a rate as high as the implicit yields on the zero coupon bond, but at the same time eliminates the holder's ability to reinvest at higher rates in the future. For this reason, zero coupon bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities which pay interest currently, which fluctuation increases the longer the period to maturity.



- RECEIPTS. In addition to bills, notes and bonds issued by the U.S. Treasury, the Fund may also purchase separately traded interest and principal component parts of such obligations that are transferable through the Federal book entry system, known as Separately Traded Registered Interest and Principal Securities ("STRIPS") and Coupon Under Book Entry Safekeeping ("CUBES"). These instruments are issued by banks and brokerage firms and are created by depositing Treasury notes and Treasury bonds into a special account at a custodian bank; the custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Receipts include Treasury Receipts ("TRs"), Treasury Investment Growth Receipts ("TIGRs") and Certificates of Accrual on Treasury Securities ("CATS").



STRIPS, CUBES, TRs, TIGRs and CATS are sold as zero coupon securities, which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is amortized over the life of the security, and such amortization will constitute the income earned on the security for both accounting and tax purposes. Because of these features, these securities may be subject to greater interest rate volatility than interest-paying U.S. Treasury obligations. The Fund will limit its investment in such instruments to 20% of its total assets.



- SECURITIES LENDING. In order to generate additional income, the Fund may, from time to time, lend its portfolio securities to broker-dealers, banks or institutional borrowers of securities. The Fund must receive collateral equal to 100% of the securities' value plus any interest due in the form of cash or U.S. Government securities, which collateral must be marked to market daily by Key Advisers or the Sub-Adviser Should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund. During the time portfolio securities are on loan, the borrower pays the Fund amounts equal to any dividends or interest paid on such securities plus any interest negotiated between the parties to the lending agreement. Loans are subject to termination by the Fund or the borrower at any time. While the Fund does not have the right to vote securities on loan, the Fund intends to terminate the loan and regain the right to vote if that is considered important with respect to the investment. The Fund will only enter into loan arrangements with broker-dealers, banks or other institutions which Key Advisers or the Sub-Adviser has determined are creditworthy under guidelines established by the Victory Portfolios' Board of Trustees. The Fund intends to limit its securities lending to 33% of total assets.



- WHEN-ISSUED SECURITIES. The Fund may purchase securities on a when-issued or delayed delivery basis. These transactions are arrangements in which the Fund purchases securities with payment and delivery scheduled for a future time. When a fund agrees to purchase securities on a when-issued basis, such fund's custodian must set aside cash or liquid portfolio securities equal to the amount of that commitment in a separate account, and may be required to subsequently place additional assets in the separate account to maintain equivalence with the fund's commitment. Prior to delivery of when-issued securities, their value is subject to fluctuation and no income accrues until their receipt. The Fund engages in when-issued and delayed delivery transactions only for the purpose of acquiring portfolio securities consistent with its respective investment objective and policies, and not for investment leverage. In when-issued and delayed delivery transactions, the Fund relies on the seller to complete the transaction; its failure to do so may cause the Fund to miss a price or yield considered to be advantageous.



- VARIABLE AND FLOATING RATE SECURITIES. The Fund may purchase variable and floating rate notes with ratings within the four highest rating groups assigned by an NRSRO or, if unrated, which Key Advisers or the Sub-Adviser deems to be of comparable quality. The interest rates on these securities may be reset daily, weekly, quarterly, or some other reset period, and may be subject to a floor or ceiling. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. There may be no active secondary market with respect to a particular variable or floating rate note. Variable and floating rate notes for which no readily available market exists will be purchased in an amount which, together with other illiquid securities held by the Fund, does not exceed 15% of the Fund's total assets unless such notes are subject to a demand feature that will permit the Fund to receive payment of the principal within seven days after demand therefor.



- REPURCHASE AGREEMENTS. Under the terms of a repurchase agreement, the Fund acquires securities from financial institutions or registered broker-dealers, subject to the seller's agreement to repurchase such securities at a mutually agreed upon date and price. The seller is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). If the seller was to default on its repurchase obligation or become insolvent, the Fund holding such obligation would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price, or to the extent that the disposition of such securities by the Fund is delayed pending court action. Repurchase agreements are considered by the staff of the Commission to be loans by the Fund.



- REVERSE REPURCHASE AGREEMENTS. The Fund may borrow funds for temporary purposes by entering into reverse repurchase agreements. Pursuant to such agreements, the Fund sells portfolio securities to financial institutions such as banks and broker-dealers, and agrees to repurchase them at a mutually agreed-upon date and price. At the time the Fund enters into a reverse repurchase agreement, it must place in a segregated custodial account assets having a value equal to the repurchase price (including accrued interest); the collateral will be marked to market on a daily basis, and will be continuously monitored to ensure that such equivalent value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings under the Investment Company Act of 1940.



- INVESTMENT COMPANY SECURITIES. The Fund may invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the securities of any one investment company or invest more than 10% of its total assets in the securities of other investment companies. Pursuant to an exemptive order received by the Victory Portfolios from the Securities and Exchange Commission, the Fund may invest in the money market funds of the Victory Portfolios. Key Advisers and/or the Sub-Adviser will waive its fee attributable to the Fund's assets invested in a fund of the Victory Portfolios, and, to the extent required by the laws of any state in which shares of the Fund are sold, Key Advisers and/or the Sub-Adviser will waive investment advisory fees as to all assets invested in other investment companies. Because such other investment companies employ an investment adviser, such investment by the Fund will cause shareholders to bear duplicative fees, such as management fees, to the extent such fees are not waived by Key Advisers and/or the Sub-Adviser.



- PRIVATE PLACEMENT INVESTMENTS. The Fund may invest in commercial paper issued in reliance on the exemption from registration afforded by Section 4(2) of the 1933 Act. Section 4(2) commercial paper is restricted as to disposition under federal securities law and is generally sold to institutional investors, such as the Fund, that agree they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) commercial paper is normally resold to other institutional investors like the Fund through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) commercial paper, thus providing liquidity. The Fund believes that Section 4(2) commercial paper and possibly certain other restricted securities that meet the criteria for liquidity established by the Trustees are quite liquid. The Fund intends, therefore, to treat the restricted securities that meet the criteria for liquidity established by the Trustees, including Section 4(2) commercial paper, as determined by Key Advisers or the Sub-Adviser, as liquid and not subject to the investment limitation applicable to illiquid securities. Therefore, the Fund will generally purchase Section 4(2) commercial paper without regard to the Fund's restriction on illiquid securities.



The ability of the Trustees to determine the liquidity of certain restricted securities is permitted under a position of the Staff of the Commission set forth in the adopting release for Rule 144A under the 1933 Act (the "Rule"). The Rule is a nonexclusive safe-harbor for certain secondary market transactions involving certain Restricted Securities under federal securities laws. The Rule provides an exemption from registration for resales of Restricted Securities to qualified institutional buyers. The Rule was expected to further enhance the liquidity of the secondary market for the types of securities eligible for resale under Rule 144A. The Victory Portfolios believes that the Staff of the Commission has left the question of determining the liquidity of all Restricted Securities to the Trustees. The Trustees consider the following criteria in determining the liquidity of certain restricted securities: the frequency of trades and quotes for the security; the number of dealers willing to purchase or sell the security and the number of other potential buyers; dealer undertakings to make a market in the security; and the nature of the security and the nature of the marketplace trades.



INVESTMENT RISKS



CERTAIN INVESTMENT TECHNIQUES. Certain investment management techniques which the Fund may use, such as the purchase and sale of futures and options, described above, may expose the Fund to special risks. These products may be used to adjust the risk and return characteristics of the Fund's portfolio of investments. These various products may increase or decrease exposure to security prices, interest rates, or other factors that affect security values, regardless of the issuer's credit risk. Regardless of whether the intent was to decrease risk or increase return, if market conditions do not perform consistently with expectations, these products may result in a loss. In addition, losses may occur if counterparties involved in transactions do not perform as promised. These products may expose the Fund to potentially greater risk of loss than more traditional equity investments.



NOTE: The Statement of Additional Information contains information about certain investment practices and portfolio securities of the Fund. The Statement of Additional Information also contains information about investment restrictions designed to reduce the risk of an investment in the Fund.



                            LIMITING INVESTMENT RISKS



The following summarizes the Fund's principal investment limitations. A complete listing is contained in the Statement of Additional Information.

1. (a) The Fund may borrow money solely for temporary or emergency purposes, but not in an amount exceeding 33 1/3% of its total assets.
         (b) The Fund may borrow money from banks or by engaging in reverse repurchase agreements. (c) The Fund will not purchase securities when borrowings exceed 5% of its total assets. If the Fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. To this extent, purchasing securities when borrowings are outstanding may involve an element of leverage.



2. The Fund will not purchase a security if, as a result, more than 15% of its net assets would be invested in illiquid securities. The Fund may invest up to 15% of its net assets in illiquid investments (investments that cannot be readily sold within seven days in the usual course of business at approximately the price at which the Fund has valued them), including restricted securities deemed to be illiquid. Under the supervision of the Trustees, Key Advisers or the Sub-Adviser determines the liquidity of the Fund's investments. The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Fund to sell them promptly at an acceptable price.



Except for the Fund's investment objective and the percentage limitation on borrowing in limitation 1(a), the investment policies described in this Prospectus are not fundamental. Non-fundamental limitations may be changed without shareholder approval. Whenever an investment policy or limitation states a maximum percentage of the Fund's assets that may be invested, such percentage limitation will be determined immediately after and as a result of the investment, except in the case of borrowing (or other activities that may be deemed to result in the issuance of a "senior security" under the 1940 Act). Any subsequent change in values, assets, or other circumstances will not be considered when determining whether the investment complies with the Fund's investment policies and limitations. If the value of a Fund's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board of Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity.



PORTFOLIO TRANSACTIONS



Brokerage firms are utilized to conduct securities transactions for the Fund. Broker-dealers are chosen by judging professional ability and quality of service.



Key Advisers or the Sub-Adviser may allocate transactions to broker-dealers who help distribute the Fund's shares or the shares of the other funds of the Victory Portfolios, to the extent permitted by law. Key Advisers or the Sub-Adviser will make such allocations only if brokerage fees are comparable to those charged by non-affiliated, qualified broker-dealers for similar services.



Key Advisers or the Sub-Adviser may engage in short-term trading with respect to the Fund when it believes it is consistent with the Fund's investment objective and policies. The frequency of portfolio transactions--the Fund's turnover rate--will vary from year for to year depending on market conditions.



For the fiscal period ended October 31, 1995, the annual portfolio turnover rate for the Fund was ______%, compared to _____% for the prior fiscal year.


                       HOW TO INVEST, EXCHANGE AND REDEEM

HOW TO INVEST

Shares may be purchased directly or through an Investment Professional. Investment Professionals are securities brokers or other financial institutions that have entered into selling or servicing agreements with the Fund or the Distributor. Shares are also available to clients of bank trust departments who have qualified trust accounts. The minimum investment is $500 for the initial purchase and $25 thereafter. Accounts set up through a bank trust department or an Investment Professional may be subject to different minimums.

- Investing Through Your Investment Professional. Your Investment Professional will place your order with the Transfer Agent on your behalf. You may be required to establish a brokerage or agency account. Your Investment Professional will notify you whether subsequent trades should be directed to the Investment Professional or directly to the Fund's Transfer Agent. Accounts established with Investment Professionals may have different features, requirements and fees. In addition, Investment Professionals may charge for their services. Information regarding these features, requirements and fees will be provided by the Investment Professional. If you are purchasing shares of any Fund through a program of services offered or administered by your Investment Professional, you should read the program materials in conjunction with this Prospectus.

- Investing Through The Systematic Investment Plan. You can use the Systematic Investment Plan to purchase shares directly from your bank account. Please refer to "Systematic Investment Plan" below for more details.

- Investing Through Your Bank Trust Department. Your bank trust department may require a minimum investment and may charge additional fees. Fee schedules for such accounts are available upon request and are detailed in the agreements by which a client opens the desired account. Your bank trust department may require a completed and signed application for the Fund in which an investment is made. Additional documents may be required from corporations, associations, and certain fiduciaries. Any account information, such as balances, should be obtained through your bank trust department. Additional purchases, exchanges or redemptions should also be coordinated through your bank trust department. Contact your bank trust department for instructions.


The services rendered by a bank trust department, including affiliates of Key Advisers or the Sub-Adviser, in the management of its accounts are not duplicative of any of the services for which Key Advisers or the Sub-Adviser as the investment adviser or sub-adviser, respectively, is compensated for advising the Fund. The charges paid by clients of bank trust departments, or their affiliates, should be considered in calculating the net yield and return on investments in the Fund, although such charges do not affect the Fund's dividends and distributions.


INVESTING DIRECTLY

BY MAIL: You may purchase shares by completing and signing an account application (initial purchase only) and mailing it, together with a check (or other negotiable bank draft or money order) in the amount of at least the minimum investment requirement to, The Victory Stock Index Fund, Primary Funds Service Corporation, P.O. Box 9741, Providence, RI 02940-9741. Subsequent purchases may be made in the same manner.

BY WIRE: Call 800-539-3863 to set up your Fund account to accommodate wire transactions. YOU MUST CALL THE TRANSFER AGENT BEFORE WIRING FUNDS. You will begin to earn dividends on the first business day following receipt of your wire. Federal funds (monies transferred from one bank to another through the Federal Reserve System with same-day availability) should be wired to:

         Boston Safe Deposit & Trust Co.
         ABA #011001234
         Credit PFSC DDA #16-918-8
         The Victory Portfolios: Stock Index Fund

You must include your account number, your name(s), tax identification number(s) and the control number assigned by the Transfer Agent. The Fund does not impose a fee for wire transactions, although your bank may charge you a fee for this service.

Shares are sold at the public offering price based on the net asset value that is next determined after the Transfer Agent receives the purchase order. In most cases, to receive that day's offering price, the Transfer Agent must receive your order as of the close of regular trading of the New York Stock Exchange ("NYSE") (generally 4:00 pm Eastern time) (the "Valuation Time") on each Business Day (as defined in "Net Asset Value Per Share")of the Fund. If you buy shares through an Investment Professional, the Investment Professional must receive your order in a timely fashion on a regular Business Day and transmit it to the Transfer Agent so that it is received before the close of business that day. The Transfer Agent may reject any purchase order for the Fund's shares, in its sole discretion.

It is the responsibility of your Investment Professional to transmit your order to purchase shares to the Transfer Agent in a timely fashion in order for you to receive that day's share price. The Fund must receive payment within three business days after an order is placed. Otherwise, the purchase order will be canceled and you could be held liable for resulting fees and/or losses.

INVESTMENT REQUIREMENTS

All purchases must be made in U.S. dollars. Checks must be drawn on U.S. banks. No cash will be accepted. If you make a purchase with more than one check, each check must have a value of at least $25, and the minimum investment requirement still applies. The Fund reserves the right to limit the number of checks processed at one time. If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees incurred. Payment for the purchase is expected at the time of the order. If payment is not received within three business days of the date of the order, the order may be canceled, and you could be held liable for resulting fees and/or losses.

Shares are sold at their offering price, which is normally net asset value plus an initial sales charge. However, in some cases, described below, where purchases are not subject to an initial sales charge, the offering price may be net asset value. In some cases, reduced sales charges may be available, as described below. When you invest, the Fund receives the net asset value for your account. The sales charge varies depending on the amount of your purchase and a portion may be retained by the Distributor and allocated to your Investment Professional. The Victory Portfolios has a reinstatement policy which allows an investor who redeems his/her shares originally purchased with a sales charge to reinvest within 90 days without incurring an additional sales charge. The current sales charge rates and commissions paid to Investment Professionals are as follows:

                                                           FRONT-END SALES CHARGE
                                                             AS A PERCENTAGE OF:

                                                       OFFERING             NET AMOUNT         DEALER
AMOUNT OF PURCHASE                                       PRICE               INVESTED        REALLOWANCE
------------------                                     --------             ----------       -----------
Less than $49,999                                         4.75%                 4.99%            4.00%
$50,000 to $99,999                                        4.50%                 4.71%            4.00%
$100,000 to $249,999                                      3.50%                 3.63%            3.00%
$250,000 to $499,999                                      2.25%                 2.30%            2.00%
$500,000 to $999,999                                      1.75%                 1.78%            1.50%
$1,000,000 and above                                      0.00%                 0.00%               *


*        There is no initial sales charge on purchases of $1 million or more.
         Investment Professionals will be compensated at the rate of up to 0.25% of such purchases.

The Distributor reserves the right to reallow the entire commission to dealers. If that occurs, the dealer may be considered an "underwriter" under Federal securities laws.

The Distributor may pay all or a portion of any applicable sales charges and service fees to Investment Professionals who sell shares of the Fund and provide ongoing sales support services or shareholder support services. For the three-year period commencing April 30, 1994, for activities in maintaining and servicing accounts of customers invested in the Fund, First Albany Corporation ("First Albany") and PFIC Securities Corporation ("PFIC") may receive payments from the Distributor equal to two-thirds of the Dealer Retention (as defined below) on any shares of the Fund (and other funds of the Victory Portfolios) sold by First Albany or PFIC and their broker-dealer affiliates. "Dealer Retention" is an amount equal to the difference between the applicable sales charge and such part of the sales charge which is reallowed to broker-dealers.

The Distributor, at its expense, may also provide additional cash compensation to dealers in connection with sales of shares of the Fund. The maximum cash compensation payable by the Distributor is currently 4.00% of the offering price. In addition, the Distributor will, from time to time and at its own expense, provide compensation, including financial assistance, to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding one or more Victory Portfolios and/or other dealer-sponsored special events including payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature. Compensation will include the following types of non-cash compensation offered through sales contests: (1) vacation trips including the provision of travel arrangements and lodging; (2) tickets for entertainment events (such as concerts, cruises and sporting events) and (3) merchandise (such as clothing, trophies, clocks and pens). Dealers may not use sales of the Fund's shares to qualify for this compensation to the extent such may be prohibited by the laws of any state or any self-regulatory organization, such as the National Association of Securities Dealers, Inc. None of the aforementioned compensation is paid for by the Fund or its shareholders.

REDUCED SALES CHARGES. You may be eligible to buy shares at reduced sales charge rates in one or more of the following ways:

LETTER OF INTENT. An investor may obtain a reduced sales charge by means of a written Letter of Intent which expresses the investor's intention to purchase shares of the Fund at a specified total public offering price within a 13-month period.

A Letter of Intent is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 5% of the total amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed shares will be involuntarily redeemed to pay the additional sales charge, if necessary. Dividends (if any) on escrowed shares, whether paid in cash or reinvested in additional shares, are not subject to escrow. The escrowed shares will not be available for disposal by the investor until all purchases pursuant to the Letter of Intent have been made or the higher sales charge has been paid. When the full amount indicated has been purchased, the escrow will be released. A Letter of Intent may include purchases of shares made not more than 90 days prior to the date the investor signs a Letter of Intent; however, the 13-month period during which the Letter of Intent is in effect will begin on the date of the earliest purchase to be included. An investor may combine purchases that are made in an individual capacity with (1) purchases that are made by members of the investor's immediate family and (2) purchases made by businesses that the investor owns as sole proprietorships, for purposes of obtaining reduced sales charges by means of a written Letter of Intent. In order to accomplish this, however, investors must designate on the account application the accounts that are to be combined for this purpose. Investors can only designate accounts that are open at the time the Letter of Intent is executed.

If an investor qualifies for a further reduced sales charge because the investor has either purchased more than the dollar amount indicated on the Letter of Intent or has entered into a Letter of Intent which includes shares purchased prior to the date of the Letter of Intent, the difference in the sales charge will be used to purchase additional shares of the Fund on behalf of the investor; thus the total purchases (included in the Letter of Intent) will reflect the applicable reduced sales charge of the Letter of Intent.

For investors who purchase more than the dollar amount indicated on the Letter of Intent or enter into a Letter of Intent that includes shares purchased prior to the date of the Letter of Intent and qualify for a reduced sales charge, all such additional shares will be immediately purchased in the form of additional shares and credited to the investor's account at the then current public offering price applicable to a single purchase of the total amount of the purchases.

For further information about Letters of Intent, interested investors should contact the Transfer Agent at 800-539-3863. This program, however, may be modified or eliminated at any time without notice.

RIGHT OF ACCUMULATION AND CONCURRENT PURCHASES

A shareholder may qualify for a reduced sales charge on purchases of shares of the Fund and other funds of the Victory Portfolios by combining a current purchase with purchases of another fund(s) or with certain prior purchases of shares of the Victory Portfolios. The applicable sales charge is based on the sum of (i) the purchaser's current purchase plus (ii) the current public offering price of the purchaser's previous purchases of (a) all shares held by the purchaser in the Fund and (b) all shares held by the purchaser in any other fund of the Victory Portfolios (except money market funds).

To receive the applicable public offering price pursuant to the right of accumulation, shareholders must provide the Transfer Agent with sufficient information at the time of purchase to permit confirmation of qualification. Accumulation privileges may be amended or terminated without notice at any time by the Distributor.

- WAIVERS OF SALES CHARGES. No sales charge is imposed on sales of shares to the following categories of persons (which categories may be changed or eliminated at any time):

(1) Current or retired trustees of the Victory Portfolios; employees, directors, trustees, and their family members of KeyCorp or an Affiliated Provider (Affiliated Providers refer to affiliates and subsidiaries of KeyCorp and service providers to the Victory Portfolios and the Victory Shares (collectively, the "Victory Group")), dealers having an agreement with the Distributor and any trade organization to which Key Advisers, the Sub-Adviser or the Administrator belongs;

(2) Investors who purchase shares for trust, investment management or certain other advisory accounts established with KeyCorp or any of its affiliates;

(3) Investors who purchase shares through a 401(k) plan sponsored by an Affiliated Provider;

(4) Investors who reinvest assets received in a distribution from a qualified, non-qualified or deferred compensation plan, agency, trust or custody account that was either (a) maintained by KeyCorp or an Affiliated Provider, or (b) invested in a fund of the Victory Group;

(5) Investors who, within 90 days of redemption, use the proceeds from the redemption of shares of another mutual fund complex for which they previously paid a front end sales charge or sales charge upon redemption of shares; and

(6) Shareholders of the former Investors Preference Fund For Income, Inc. and the Investors Preference New York Tax-Free Fund, Inc. who have continuously maintained accounts with a fund or funds of the Victory Group with a balance of $250,000 or more (investors with less than $250,000 will pay any applicable sales loads).

SPECIAL INVESTOR SERVICES

- THE SYSTEMATIC INVESTMENT PLAN. You can make regular investments in the Fund and all other funds of the Victory Group with the Systematic Investment Plan by completing the appropriate section of the account application and attaching a voided personal check with your bank's magnetic ink coding number across the front. If your bank account is jointly owned, be sure that all owners sign. You must first meet the Fund's initial investment requirement of $500, then investments may be made monthly by automatically deducting $25 or more from your bank checking account. For officers, trustees, directors and employees, including retired directors and employees, of the Victory Group, KeyCorp and its affiliates, and the Administrator and its affiliates (and family members of each of the foregoing, i.e., parents and children) who participate in the Systematic Investment Plan, there is no minimum initial investment required. You may change the amount of your monthly purchase at any time. A bank draft form must be completed for this option. Your bank checking account will be debited on the date indicated on your Account Application. Shares will be purchased at the offering price next determined following receipt of the order by the Transfer Agent. You may cancel the Systematic Investment Plan at any time without payment of a cancellation fee. Your monthly account statement will reflect systematic investment transactions, and a debit entry will appear on your bank statement.

- TELEPHONE TRANSACTIONS. You can initiate any transaction by telephone. You may call the Transfer Agent toll-free at 800-539-3863 or call your Investment Professional or bank trust department. See "Shareholder Account Rules and Policies" for more information about telephone transactions.

- THE SYSTEMATIC WITHDRAWAL PLAN. You can make regular withdrawals from your account in any fund of the Victory Group with the Systematic Withdrawal Plan by completing the appropriate section of the account application. If you own shares in a fund worth $5,000 or more, you can have monthly, quarterly, semi-annual or annual checks sent from your account directly to you, to a person named by you, or to your bank checking account. The required minimum withdrawal is $25. If you are having checks sent to your bank checking account, attach a voided personal check with your bank's magnetic coding number across the front of the account application. If your account is jointly owned, be sure that all owners sign the application. You may obtain information about the Systematic Withdrawal Plan by contacting your Investment Professional. Your Systematic Withdrawal Plan payments are drawn from share redemptions. If Systematic Withdrawal Plan redemptions exceed dividend distributions paid on your Fund shares, your account eventually may be exhausted. If any applicable sales charges are applied to new purchases of shares of the Fund, it is to your disadvantage to buy shares of the Fund while also making systematic redemptions.

Your account will be debited on the date you indicate on your Account Application. Shares will be redeemed at the NAV as determined on the debit date indicated on your Account Application. You may cancel the Systematic Withdrawal Plan at any time without payment of a cancellation fee. Each Systematic Withdrawal Plan transaction will appear as a debit entry on your monthly account statement.


- RETIREMENT PLANS. Retirement plans can be among the best tax-planning vehicles available to individuals. Call your Investment Professional for more information on the plans and their benefits, provisions and fees. Your Investment Professional can set up your new account in the Fund under one of several tax-sheltered plans. These plans let you invest for retirement and shelter your investment income from current taxes. Plans include Individual Retirement Accounts (IRAs) and Rollover IRAs. Other fees may be charged by the IRA custodian or trustee.


HOW TO REDEEM SHARES

You may redeem all or a portion of your shares on any day that the Fund is open for business (see "Share Price" below). Shares will be redeemed at the NAV next calculated after the Transfer Agent has received the redemption request. If the Fund account is closed, any accrued dividends will be paid at the beginning of the following month.

You may redeem shares in several ways:

BY MAIL:  Send a written request to:   The Victory Portfolios:  Stock Index Fund
                                       P.O. Box 9741
                                       Providence, RI 02940-9741

Write a "letter of instruction" with your name, the Fund's name, your Fund account number, the dollar amount or number of shares to be redeemed, and any additional requirements that apply to each particular account. You will need the letter of instruction signed by all persons required to sign for transactions, exactly as their names appear on the account application. A signature guarantee is required if: you wish to redeem more than $10,000 worth of shares; your Fund account registration has changed within the last 60 days; the check is not being mailed to the address on your account; the check is not being made out to the account owner; or the redemption proceeds are being transferred to another Victory Group account with a different registration. The following institutions should be able to provide you with a signature guarantee: banks, brokers, dealers, credit unions (if authorized under state law), securities exchanges and associations, clearing agencies, and savings associations. A signature guarantee may not be provided by a notary public. A signature guarantee is designed to protect you, the Fund, and its agents from fraud. The Transfer Agent reserves the right to reject any signature guarantee if (1) it has reason to believe that the signature is not genuine, (2) it has reason to believe that the transaction would otherwise be improper, or (3) the guarantor institution is a broker or dealer that is neither a member of a clearing corporation nor maintains net capital of at least $100,000.

BY WIRE: You may make redemptions by wire provided you have established a Fund account to accommodate wire transactions. If telephone instructions are received before Valuation Time (generally 4:00 p.m. Eastern time), proceeds of the redemption will be wired as federal funds on the next Business Day to the bank account designated with the Transfer Agent. You may change the bank account designated to receive an amount redeemed at any time by sending a letter of instruction with a signature guarantee to the Transfer Agent, Primary Funds Service Corporation, P.O. Box 9741, Providence, RI 02940-9741.

BY TELEPHONE: To redeem by telephone, you may call the Transfer Agent toll free at 800-539-3863 or call your Investment Professional or bank trust department. See "Shareholder Account Rules and Policies" for more information about telephone transactions.

ADDITIONAL REDEMPTION REQUIREMENTS: The Fund may withhold payment on redemptions until it is reasonably satisfied that investments made by check have been collected, which can take up to 15 days. Also, when the NYSE is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closings, or under any emergency circumstances as determined by the Commission to merit such action, the right of redemption may be suspended or the date of payment postponed for a period of time that may exceed 7 days. In addition, the Fund reserves the right to advance the time on that day by which purchase and redemption orders must be received. To the extent that portfolio securities are traded in other markets on days when the NYSE is closed, the Fund's NAV may be affected on days when investors do not have access to the Fund to purchase or redeem shares.

If you are unable to reach the Transfer Agent by telephone (for example, during times of unusual market activity), consider placing your order by mail directly to the Transfer Agent. In case of suspension of the right of redemption, you may either withdraw your request for redemption or receive payment based on the NAV next determined after the termination of the suspension. If your balance in a Fund falls below $500, you may be given 60 days' notice to reestablish the minimum balance (except with respect to officers, trustees, directors and employees, including retired directors and employees, of the Victory Portfolios, KeyCorp and its affiliates, and the Administrator and its affiliates (and family members of each of the foregoing, i.e., parents, children and household members) participating in the Systematic Investment Plan, to whom no minimum balance requirement applies). If you do not increase your balance, your account may be closed and the proceeds mailed to you at the address on record. Shares will be redeemed at the last calculated NAV on the day the account is closed.

HOW TO EXCHANGE SHARES

Shares of the Fund may be exchanged for shares of certain funds of the Victory Group at net asset value per share at the time of exchange, without a sales charge. To exchange shares, you must meet several conditions:

- Shares of the fund selected for exchange must be available for sale in your state of residence.

- The prospectuses of this Fund and the fund whose shares you want to buy must offer the exchange privilege.

- You must hold the shares you buy when you establish your account for at least 7 days before you can exchange them; after the account is open 7 days, you can exchange shares every regular Business Day.

- You must meet the minimum purchase requirements for the fund you purchase by exchange.

- The registration and tax identification numbers of the two accounts must be identical.

-        Before exchanging into a fund, obtain and read its prospectus.

Shares of a particular class may be exchanged only for shares of the same class in the other funds of the Victory Group. For example, you can exchange shares of this Fund only for Class A shares of another fund. At present, not all of the funds offer the same two classes of shares. If a fund has only one class of shares that does not have a class designation, they are "Class A" shares for exchange purposes. In some cases, sales charges may be imposed on exchange transactions. Certain funds offer Class A or Class B shares and a list can be obtained by calling the Transfer Agent at 800-539-3863. Please refer to the Statement of Additional Information for more details about this policy.

Telephone exchange requests may be made either by calling your Investment Professional or the Transfer Agent at 800-539-3863 prior to valuation time (generally 4:00 p.m. Eastern time) on any Business Day.

You can obtain a list of eligible funds of the Victory Group by calling the Transfer Agent at 800-539-3863. Exchanges of shares involve a redemption of the shares of the Fund and a purchase of shares of the other portfolio.

There are certain exchange policies you should be aware of:

- Shares are normally redeemed from one fund and purchased from the other fund in the exchange transaction on the same Business Day on which the Transfer Agent receives an exchange request by Valuation Time (generally 4:00 p.m. Eastern time) that is in proper form, but either fund may delay the purchase of shares of the fund into which you are exchanging if it determines it would be disadvantaged by a same-day transfer of the proceeds to buy shares. For example, the receipt of multiple exchange requests from a dealer in a "market-timing" strategy might require the disposition of securities at a time or price disadvantageous to the Fund.

- Because excessive trading can hurt fund performance and harm shareholders, the Victory Portfolios reserves the right to refuse any exchange request that will disadvantage it, or to refuse multiple exchange requests submitted by a shareholder or dealer.

- The Fund may amend, suspend or terminate the exchange privilege at any time upon 60 days' written notice to shareholders.

- If the Transfer Agent cannot exchange all the shares you request because of a restriction cited above, only the shares eligible for exchange will be exchanged.

-  Each exchange may produce a gain or loss for tax purposes.

Shareholders of the former Investors Preference Fund for Income, Inc. and Investors Preference New York Tax-Free Fund, Inc. will not be subject to any additional sales load upon an exchange of shares attributable to an Investors Preference Funds account for shares of other funds of the Victory Portfolios.

SHAREHOLDER ACCOUNT RULES AND POLICIES

- NET ASSET VALUE PER SHARE. The term "net asset value per share," or "NAV", means the value of one share. The NAV is calculated by adding the value of all its investments, plus cash and other assets, deducting liabilities, and then dividing the result by the number of shares outstanding. The NAV of the Fund is determined and its shares are priced as of the close of regular trading of the New York Stock Exchange (NYSE), (generally 4:00 p.m. Eastern Time) (the "Valuation Time") on each Business Day of the Fund. A "Business Day" is a day on which the NYSE is open for trading, the Federal Reserve Bank of Cleveland is open, and any other day (other than a day on which no shares of the Fund are tendered for redemption and no order to purchase any shares is received) during which there is sufficient trading in its portfolio instruments that the Fund's net asset value per share might be materially affected. The NYSE or the Federal Reserve Bank of Cleveland will not be open in observance of the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans' Day, Thanksgiving Day, and Christmas Day.

The Fund's securities are valued primarily on the basis of market quotations or, if quotations are not readily available, by a method that the Board of Trustees believes accurately reflects fair value. Fair value of these portfolio securities is determined by an independent pricing service approved by the Trustees based primarily upon information concerning market transactions and dealers quotations for similar securities.

- THE OFFERING OF SHARES may be suspended during any period in which the determination of net asset value is suspended, and the offering may be suspended by the Trustees at any time the Trustees believe it is in the Fund's best interest to do so.

- TELEPHONE TRANSACTION PRIVILEGES for purchases, redemptions or exchanges may be modified, suspended or terminated by the Fund at any time. If an account has more than one owner, the Fund and the Transfer Agent may rely on the instructions of any one owner. Telephone privileges apply to each owner of the account and the dealer representative of record for the account unless and until the Transfer Agent receives cancellation instructions from an owner of the account.

- TELEPHONE INSTRUCTIONS. Generally, neither the Fund, the bank trust department nor the Transfer Agent will be responsible for any claims, losses or expenses for acting on telephone instructions reasonably believed to be genuine. The Transfer Agent and the Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine and if they do not employ reasonable procedures they may be liable for any losses due to unauthorized or fraudulent instructions. The identification procedures may include, but are not limited to, the following: account number, registration and address, personalized security codes, taxpayer identification number and other information particular to the account. Your Investment Professional, bank trust department or the Transfer Agent may also record calls, and you should verify the accuracy of your confirmation statements immediately after you receive them.

- REDEMPTION OR TRANSFER REQUESTS WILL NOT BE HONORED UNTIL THE TRANSFER AGENT RECEIVES ALL REQUIRED DOCUMENTS IN PROPER FORM. From time to time, the Transfer Agent in its discretion may waive certain of the requirements for redemptions stated in this Prospectus.

- DEALERS THAT CAN PERFORM ACCOUNT TRANSACTIONS FOR THEIR CLIENTS BY PARTICIPATING IN NETWORKING through the National Securities Clearing Corporation are responsible for obtaining their clients' permission to perform those transactions and are responsible to their clients who are shareholders of the Victory Portfolios if the dealer performs any transaction erroneously.

- THE REDEMPTION PRICE FOR SHARES WILL VARY from day to day because the value of the securities in the Fund fluctuates, and the value of your shares may be more or less than their original cost.

- PAYMENT FOR REDEEMED SHARES is made ordinarily in cash and forwarded by check within three business days after the Transfer Agent receives redemption instructions in proper form, except under unusual circumstances determined by the Commission delaying or suspending such payments. The Transfer Agent may delay forwarding a check for recently purchased shares, but only until the purchase payment has cleared. That delay may be as much as 15 days from the date the shares were purchased. That delay may be avoided if you arrange with your bank to provide telephone or written assurance to the Transfer Agent that your purchase payment has cleared.

- INVOLUNTARY REDEMPTIONS OF SMALL ACCOUNTS. If your account value has fallen below $500, you will be given 60 days' notice to reestablish the minimum balance. If you do not increase your minimum balance, your account may be closed and the proceeds mailed to you at the record address. In some cases involuntary redemptions may be made to repay the Distributor for losses from the cancellation of share purchase orders. Under unusual circumstances, shares of the Fund may be redeemed "in kind," which means that the redemption proceeds will be paid with securities from the Fund. Please refer to the Statement of Additional Information for more details.

- "BACKUP WITHHOLDING" of Federal income tax may be applied at the rate of 31% from dividends, distributions and redemption proceeds (including exchanges) if you fail to furnish the Victory Portfolios with a certified Social Security or taxpayer identification number when you sign your application, or if you violate Internal Revenue Service regulations on tax reporting of dividends.

- THE VICTORY PORTFOLIOS DOES NOT CHARGE A REDEMPTION FEE, but if your Investment Professional handles your redemption, they may charge a separate service fee.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS. The Fund ordinarily declares and pays dividends from its net investment income quarterly. The Fund distributes substantially all net capital gains, if any, to shareholders each year, to the extent necessary to qualify for favorable federal tax treatment.

CAPITAL GAINS. The Fund may make distributions annually out of any net short-term or long-term capital gains, and the Fund may make supplemental distributions of dividends and capital gains following the end of its fiscal year.

DISTRIBUTION OPTIONS

When you fill out your account application, you can specify how you want to receive your dividend distributions. Currently, there are five available options:

1. REINVESTMENT OPTION. Your income and capital gain dividends, if any, will be automatically reinvested in additional shares of the Fund. Income and capital gain dividends will be reinvested at the net asset value of the Fund as of the day after the record date. If you do not indicate a choice on your application, you will be assigned this option.

2. CASH OPTION. You will receive a check for each income or capital gain dividend, if any. Distribution checks will be mailed no later than 7 days after the dividend payment date which may be more than 7 days after the dividend record date.

3. INCOME EARNED OPTION. You will have your capital gain dividend distributions, if any, reinvested automatically in the Fund and have your income dividends paid in cash.

4. DIRECTED DIVIDENDS OPTION. You will have income and capital gain dividends, or only capital gain dividends, automatically reinvested in shares of another fund of the Victory Group. Shares will be purchased at the NAV as of the dividend record date. If you are reinvesting dividends of a fund sold without a sales charge in shares of a fund sold with a sales charge, the shares will be purchased at the public offering price. If you are reinvesting dividends of a fund sold with a sales charge in shares of a fund sold with or without a sales charge, the shares will be purchased at the net asset value of the fund. Dividend distributions can be directed only to an existing account with a registration that is identical to that of your Fund account.

5. DIRECTED BANK ACCOUNT OPTION. You will have your income and capital gain dividends, or only your income dividends, automatically transferred to your bank checking or savings account. The amount will be determined on the dividend record date and will normally be transferred to your account within 7 days of the dividend record date. Dividend distributions can be directed only to an existing account with a registration that is identical to that of your Fund account. Please call or write the Transfer Agent to learn more about this dividend distribution option.

Any election or revocation of any of the above dividend distribution options may be made in writing to the Fund and sent to Primary Funds Service Corporation, P.O. Box 9741, Providence, RI 02940-9741, or by calling the Transfer Agent at 800-539-3863, and will become effective with respect to dividends having record dates after receipt of the application or request by the Transfer Agent.

Reinvested dividend distributions receive the same tax treatment as dividend distributions paid in cash.

COMPLETE REDEMPTIONS: If you request a complete redemption of all your Fund shares, any dividend accrued to your account will be included in the redemption check.

STATEMENTS AND REPORTS: You will receive a monthly statement reflecting all transactions that affect the share balance or the registration of your Fund account. You will receive a confirmation after every transaction that affected the share balance of your Fund account, except for dividend reinvestment, systematic investment and systematic withdrawal transactions. These transactions will be detailed in your Fund account statement. Transactions that affect the share balance of your Fund investment in an account established with an Investment Professional or financial institution will be detailed in regular statements or through confirmation procedures of the financial institution. Certificates representing shares of the Fund will not be issued. An IRS Form 1099-DIV with federal tax information will be mailed to you by January 31 of each tax year and also will be filed with the IRS. At least twice a year, you will receive the Fund's financial reports.


FEDERAL TAXES

The Fund intends to qualify each year and elect to be treated as a separate "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "IRS Code"). If the Fund is treated as a "regulated investment company" and all its taxable income is distributed to its shareholders in accordance with the timing requirements imposed by the IRS Code, it will not be subject to federal income tax on its income. The Fund's distributions that are attributable to its net investment income and short-term capital gains are taxable as ordinary income, and its distributions from long-term capital gains are taxed as long-term capital gains. Such distributions are taxable when they are paid, whether taken in cash or reinvested in additional shares, except that distributions declared in October, November or December and paid during the following January are taxable as if paid and received on December 31. Dividends received from the Fund by corporate shareholders are not entitled to the dividends-received deduction. The Fund sends tax statements to its shareholders (with copies to the Internal Revenue Service (the "IRS")) by January 31 showing the amounts and tax status of distributions made (or deemed made) during the preceding calendar year.


Interest income received by direct holders of obligations of the U.S. Government and certain of its agencies and instrumentalities is exempt from state and local income taxation. The Fund's dividends from investment income may, to the extent such dividends consist of interest from obligations of the U.S. Government and certain of its agencies and instrumentalities, also be exempt from state and local income taxes. The Fund intends to advise shareholders of the proportion of their dividends which consist of such interest. Shareholders are urged to consult their tax advisers regarding the possible exclusion of such portion of their dividends for state and local income tax purposes in their respective jurisdictions.

REDEMPTION OR EXCHANGES

Investors may realize a gain or loss when redeeming (selling) or exchanging shares. For most types of accounts, the Fund reports the proceeds to the IRS annually. Because the shareholders' tax treatment also depends on their purchase price and personal tax positions, shareholders should keep their regular account statements to use in determining their tax. See "Buying a Dividend".

"BUYING A DIVIDEND"

On the record date for a distribution of ordinary income or capital gains dividend, the net asset value of the Fund is reduced by the amount of the distribution. An investor who buys shares just before the record date ("buying a dividend") will pay the full price for the shares and then receive a portion of the purchase price back as a taxable distribution.

OTHER TAX INFORMATION

The information above is only a summary of some of the federal income tax consequences generally affecting the Fund and its shareholders, and no attempt has been made to discuss individual tax consequences. A prospective investor should also review the more detailed discussion of federal income tax considerations in the Statement of Additional Information. In addition to federal income tax, a shareholder may be subject to state or local taxes on the shareholder's investment, depending on the laws in the shareholder's area. Investors considering an investment in the Fund should consult their tax adviser to determine whether the Fund is suitable to their particular tax situation.

When investors sign their account application, they are asked to provide their correct social security or taxpayer identification number and other required certifications. If investors do not comply with IRS regulations, the IRS can require the Fund to withhold 31% of taxable distributions and redemptions from their account.

                                   PERFORMANCE

From time to time, performance information for the Fund showing total return may be presented in advertisements, sales literature and in reports to shareholders. Such performance figures are based on historical earnings and are not intended to indicate future performance. Average annual total return will be calculated over a stated period of more than one year. Average annual total return is measured by comparing the value of an investment at the beginning of the relevant period (as adjusted for sales charges, if any) to the redemption value of the investment at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions) and annualizing that figure. Aggregate total return is calculated similarly to average annual total return, except that the resulting difference is not annualized.

From time to time performance information for the Fund showing the yield and/or effective yield for each class of shares may also be presented in advertisements, sales literature and in reports to shareholders. Yields reflect the deduction of the maximum sales charge. Such performance figures are based on historical earnings and are not intended to indicate future performance. Yield will be computed by dividing the Fund's net investment income per share earned during a recent thirty-day period by the Fund's maximum offering price per share (reduced by any undeclared earned income expected to be paid shortly as a dividend) on the last day of the period and annualizing the result. Effective yield is computed in a similar manner, but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

Investors may also judge, and the Victory Portfolios may at times advertise, the performance of the Fund by comparing it to the performance of other mutual funds with comparable investment objectives and policies, which performance may be contained in various unmanaged mutual fund or market indices or rankings such as those prepared by Dow Jones & Co., Inc. and Standard & Poor's Corporation, in publications issued by Lipper Analytical Services, Inc., and in the following publications: IBC/Donoghue's Money Fund Reports, Ibbotson Associates, Inc., Morningstar, CDA/Wiesenberger, Money Magazine, Forbes, Barron's, The Wall Street Journal, The New York Times, Business Week, American Banker, Fortune, Institutional Investor, U.S.A. Today and local newspapers. In addition, general information about the Fund that appears in publications such as those mentioned above may also be quoted or reproduced in advertisements, sales literature or in reports to shareholders.

Performance is a function of the type and quality of instruments held in the Fund's portfolio, operating expenses, and market conditions. Consequently, current performance will fluctuate and is not necessarily representative of future results. Any fees charged by service providers with respect to customer accounts for investing in shares of the Fund will not be reflected in performance calculations.

Additional information regarding the performance of each of the Victory Portfolios is included in the Victory Portfolios' annual report, which is available free of charge by calling 800-539-3863.


                           FUND ORGANIZATION AND FEES



The Victory Portfolios is an open-end management investment company, commonly known as a mutual fund currently consisting of twenty-eight series portfolios, four of which are inactive. The Victory Portfolios has been operating continuously since 1986, when it was created under Massachusetts law as a Massachusetts business trust, although certain of its funds have a prior operating history from their predecessor funds. On February 29, 1996 the Victory Portfolios converted from a Massachusetts business trust to a Delaware business trust. The Victory Portfolios' offices are located at 3435 Stelzer Road, Columbus, OH 43219-3035.



Overall responsibility for management of the Victory Portfolios rests with its Board of Trustees, who are elected by the shareholders of the Victory Portfolios.



INVESTMENT ADVISER AND SUB-ADVISER



Key Advisers is the investment adviser to the Fund. Key Advisers directs the investment of the Victory Portfolios' assets, subject at all times to the supervision of the Victory Portfolios' Board of Trustees. Key Advisers continually supervises the investment and reinvestment of cash, securities and other property comprising the assets of the Victory Portfolios.



Key Advisers was organized as an Ohio corporation on July 27, 1995 and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. It is a wholly-owned subsidiary of KeyCorp Asset Management Holdings, Inc., which is a wholly-owned subsidiary of Society National Bank, a wholly-owned subsidiary of KeyCorp. Affiliates of Key Advisers manage approximately $37 billion for numerous clients including large corporate and public retirement plans, Taft-Hartley plans, foundations and endowments, high net worth individuals and mutual funds.



For the services provided and expenses incurred pursuant to its investment advisory agreement with the Victory Portfolios respecting the Fund, Key Advisers receives a fee, computed daily and paid monthly, at the annual rate of sixty one-hundredths of one percent (.60%) of the average daily net assets of the Fund. The advisory fees for the Fund have been determined to be fair and reasonable in light of the services provided to the Fund. Key Advisers may periodically waive all or a portion of its advisory fee with respect to the Fund to increase the net income of the Fund available for distribution as dividends. Prior to January 1, 1996, the Sub-Adviser (Society Asset Management, Inc.) served as the investment adviser to the Fund. During the Fund's fiscal year ended October 31, 1995, Society received investment advisory fees aggregating
 .__% of the average daily net assets of the Fund.



Under an investment advisory agreement between the Victory Portfolios, on behalf of the Fund, and Key Advisers, Key Advisers may delegate a portion of its responsibilities to a subadviser. In addition, the investment advisory agreement provides that Key Advisers may render services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser of the Fund and are under the common control of KeyCorp as long as all such persons are functioning as part of an organized group of persons, managed by authorized officers of Key Advisers.



Key Advisers has entered into an investment sub-advisory agreement with its affiliate, Society Asset Management, Inc., a registered investment adviser, on behalf of the Fund. The Sub-Adviser is a wholly-owned subsidiary of KeyCorp Asset Management Holdings, Inc. For its services under the investment sub-advisory agreement, Key

Advisers pays the Sub-Adviser sub-advisory fees at an annual rate as a percentage of the Fund's average daily net assets as follows: .65% of the first $10 million of average daily net assets; .50% of the next $15 million of average daily net assets; .40% of the next $25 million of average daily net assets; and
 .35% of average daily net assets in excess of $50 million.



ADMINISTRATOR AND DISTRIBUTOR



Concord Holding Corporation is the Administrator for the Fund. Victory Broker-Dealer Services, Inc. is the Fund's principal underwriter and Distributor.



The Administrator generally assists in all aspects of the Fund's administration and operation. For expenses incurred and services provided as Administrator pursuant to its management and administration agreement with the Victory Portfolios, the Administrator receives a fee from the Fund, computed daily and paid monthly, at an annual rate of fifteen one-hundredths of one percent (.15%) of the Fund's average daily net assets. The Administrator may periodically waive all or a portion of its administrative fee with respect to the Fund to increase the net income of the Fund available for distribution as dividends. During the fiscal period ended October 31, 1995, the Fund paid administration fees of .15% of its average daily net assets.



TRANSFER AGENT AND FUND ACCOUNTANT



Primary Funds Service Corporation, P.O. Box 9741, Providence, RI 02940-9741, serves as the Fund's Transfer Agent pursuant to a Transfer Agency and Shareholder Service Agreement with the Victory Portfolios and receives a fee for such services based on various criteria, including assets, transactions and the number of accounts. BISYS Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, OH 43219, provides certain accounting services for the Fund pursuant to a Fund Accounting Agreement and receives a fee for such services.



SHAREHOLDER SERVICING



Shareholder services are provided to the Fund pursuant to agreements between the Victory Portfolios and various shareholder servicing agents, including Key Trust Company of Ohio, N.A. and its affiliates and other financial institutions and securities brokers (each a "Shareholder Servicing Agent"). Each Shareholder Servicing Agent generally will provide support services to shareholders by establishing and maintaining accounts and records, processing dividend and distribution payments, providing account information, arranging for bank wires, responding to routine inquires, forwarding shareholder communication, assisting in the processing of purchase, exchange and redemption requests, and assisting shareholders in changing dividend options, account designations and addresses. For expenses incurred and services provided as Shareholder Servicing Agent pursuant to its respective Shareholder Servicing Agreement, the Fund pays each Shareholder Servicing Agent a fee computed daily and paid monthly, in amounts aggregating not more than twenty-five one-hundredths of one percent (.25%) of the average daily net assets of the Fund per year. A Shareholder Servicing Agent may periodically waive all or a portion of its respective shareholder servicing fees with respect to the Fund to increase the net income of the Fund available for distribution as dividends. During the fiscal year ended October 31, 1995, the Fund paid Shareholder Servicing fees of % the Fund's average daily net assets.



EFFECT OF BANKING LAWS



Key Advisers and the Sub-Adviser believe that they may perform the investment advisory services for the Fund contemplated by the Investment Advisory (and Sub-Advisory) Agreements with the Fund. In the Advisory Agreements (the "Advisory Agreements"), Key Advisers and the Sub-Adviser have represented that they possess the legal authority to perform the investment advisory services contemplated therein and described in this Prospectus. Key Trust Company of Ohio, N.A. and its affiliates also believe that they also may perform the services for the Victory Portfolios contemplated by the Shareholder Servicing Agreement with the Victory Portfolios without violating applicable banking laws and regulations. Future changes in federal or state statutes and regulations relating to permissible activities of banks or bank holding companies and their subsidiaries and affiliates, as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations, could change the manner in which Key Advisers, the Sub-Adviser, Key Trust Company of Ohio, N.A. and its affiliates could continue to perform such services for the Victory Portfolios. See the Statement of Additional Information ("Glass-Steagall Act") for further discussion.



BUSINESS MANAGEMENT AGREEMENT



In connection with its obligations under the investment sub-advisory agreement with Key Advisers, the Sub-Adviser has entered into a Business Management Agreement with Key Advisers pursuant to which Key Advisers provides certain administrative and support services to the Sub-Adviser. Such services include preparing reports to the Company's Board of Trustees, recordkeeping services, and services rendered in connection with the preparation of regulatory filings and other reports, and regulatory and compliance systems and other administrative and support services.



For such services, the Sub-Adviser pays fees to Key Advisers at an annual rate as follows: .30% on the first $10 million of average daily net assets; .15% of the next $15 million of average daily net assets; .05% of the next $25 million of average daily net assets; and .0% of average daily net assets in excess of $50 million.



EXPENSES



For the fiscal period ended October 31, 1995, the Fund's total operating expenses were .___% of the Fund's average net assets.


CUSTODIAN

Key Trust Company of Ohio, N.A. serves as custodian for the Fund and receives fees for its services.

INDEPENDENT ACCOUNTANTS

Coopers & Lybrand L.L.P. serves as the Fund's independent accountants.


                             ADDITIONAL INFORMATION



The Victory Portfolios may issue an unlimited number of shares and classes of the Fund. Shares of each class of the Fund participate equally in dividends and distributions and have equal voting, liquidation and other rights. When issued and paid for, shares will be fully paid and nonassessable by the Victory Portfolios and will have no preference, conversion, exchange or preemptive rights. Shareholders are entitled to one vote for each full share owned and fractional votes for fractional shares owned. For those investors with qualified trust accounts established with affiliates of the Adviser, the trustee will vote the shares at meetings of the Fund's shareholders in accordance with the shareholder's instructions or will vote in the same percentage as shares that are not held in trust. The trustee will forward to these shareholders all communications received by the trustee, including proxy statements and financial reports. The Victory Portfolios and the Fund are not required to hold annual meetings of shareholders and in ordinary circumstances do not intend to hold such meetings. The Trustees may call special meetings of shareholders for action by shareholder vote as may be required by the 1940 Act or the Victory Portfolios' Delaware Trust Instrument. Under certain circumstances, the Trustees may be removed by action of the Trustees or by the shareholders. Shareholders holding 10% or more of the Victory Portfolios' outstanding shares may call a special meeting of shareholders for the purpose of voting upon the question of removal of Trustees.



The Victory Portfolio's Board of Trustees may authorize the Victory Portfolios to offer other funds which may differ in the types of securities in which their assets may be invested.



Key Advisers, the Sub-Adviser and the Victory Portfolios have adopted Codes of Ethics ( the "Codes") which require investment personnel (a) to pre-clear all personal securities transactions, (b) to file reports regarding such transactions, and (c) to refrain from personally engaging in (i) short-term trading of a security, (ii) transactions involving a security within seven days of a Victory fund transaction involving the same security, and (iii) transactions involving securities being considered for investment by a Victory fund. The Codes also prohibit investment personnel from purchasing securities in an initial public offering. Personal trading reports are reviewed periodically by Key Advisers or the Sub-Adviser, and the Board of Trustees reviews annually such reports (including information on any substantial violations of the Codes). Violations of the Codes may result in censure, monetary penalties, suspension or termination of employment.



DELAWARE LAW



The Delaware Business Trust Act provides that a shareholder of a Delaware business trust shall be entitled to the same limitation of personal liability extended to stockholders of Delaware corporations, and the Delaware Trust Instrument provides that no shareholder will be liable for obligations of the Fund or the Victory Portfolios. In light of Delaware law, the nature of the Victory Portfolios' business, and the nature of its assets, management of Victory Portfolios believe that the risk of personal liability to a Fund shareholder would be extremely remote.



In the unlikely event a shareholder is held personally liable for the Victory Portfolios' obligations, the Victory Portfolios is required to use its property to protect or compensate the shareholder. On request, the Victory Portfolios will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Victory Portfolios. Therefore, financial loss resulting from liability as a shareholder will occur only if the Victory Portfolios itself cannot meet its obligations to indemnify shareholders and pay judgments against them.



Delaware law authorizes electronic or telephonic communications between shareholders and the Victory Portfolios. Under Delaware law, the Successor Company has the flexibility to respond to future business contingencies. For example, the Trustees will have the power to incorporate the Victory Portfolios, to merge or consolidate it with another entity, to cause each fund to become a separate trust, and to change the Victory Portfolios' domicile without a shareholder vote. This flexibility could help reduce the expense and frequency of future shareholder meetings for non-investment related issues.



MISCELLANEOUS



Shareholders will receive Semi-Annual Reports, which are unaudited, and Annual Reports, which are audited by independent public accountants, describing the investment operations of the Victory Portfolios. Each of these reports, when available for a particular fiscal year end or half-year end, is incorporated herein by reference. The Victory Portfolios may include information in their Annual Reports and Semi-Annual Reports to shareholders that (i) describes general economic trends, (ii) describes general trends within the financial services industry or the mutual fund industry, (iii) describes past or anticipated portfolio holdings for the Fund or (iv) describes investment management strategies for the Victory Portfolios. Such information is provided to inform shareholders of the activities of the Victory Portfolios for the most recent fiscal year or half-year and to provide the views of Key Advisers, the Sub-Adviser and/or the Victory Portfolios' officers regarding expected trends and strategies.



Inquiries regarding the Victory Portfolios or the Fund may be directed in writing to the Victory Portfolios at Primary Funds Service Corporation, P.O. Box 9741, Providence, RI 02940-9741, or by telephone, toll-free, at 800-539-3863.



NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS, AND IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE VICTORY PORTFOLIOS OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE VICTORY PORTFOLIOS OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

The
VICTORY
Portfolios
TAX-FREE MONEY MARKET FUND


For current yield, purchase and redemption information, March 1, 1996 Prospectus call 800-539-FUND or 800-539-3863.



THE VICTORY PORTFOLIOS (the "Victory Portfolios") is a registered open-end management investment company that offers investors a selection of money market, fixed-income, municipal bond, domestic and international equity portfolios. This Prospectus relates to the Victory Tax-Free Money Market Fund (the "Fund"), a diversified portfolio. KeyCorp Mutual Fund Advisers, Inc., Cleveland, Ohio, an indirect subsidiary of KeyCorp, is the investment adviser to the Fund ("Key Advisers" or the "Adviser"). Society Asset Management, Inc., Cleveland, Ohio, an indirect subsidiary of KeyCorp, is the investment sub-adviser to the Fund (the "Sub-Adviser" or "Society"). Concord Holding Corporation is the Fund's administrator (the "Administrator"). Victory Broker-Dealer Services, Inc. is the Fund's distributor (the "Distributor").



The Fund seeks to maintain a constant net asset value of $1.00 per unit of beneficial interest. AN INVESTMENT IN THE FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER UNIT.



The Fund seeks to provide current interest income free from federal income taxes consistent with relative liquidity and stability of principal. The Fund pursues this objective by investing in short-term, high quality municipal securities.



Please read this Prospectus before investing. It is designed to provide you with information and to help you decide if the Fund's goals match your own. Retain this document for future reference. A Statement of Additional Information (dated March 1, 1996) for the Fund and an annual report for the Fund's fiscal year ended October 31, 1995 have been filed with the Securities and Exchange Commission and are incorporated herein by reference. The Statement of Additional Information is available without charge upon request by calling 800-539-3863.


SHARES OF THE FUND ARE:

-        NOT INSURED BY THE FDIC;

- NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY KEYCORP BANK, ANY OF ITS AFFILIATES, OR ANY OTHER BANK;

- SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION ("COMMISSION") OR ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE, NOR HAS THE COMMISSION OR ANY SUCH STATE AUTHORITY PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS                                                           PAGE
-----------------                                                           ----
Summary of Fund Expenses                                                       2
Financial Highlights                                                           5
The Fund's Investment Objective                                                6
The Fund's Investment Policies                                                 6
How to Invest, Exchange and Redeem                                            10
Dividends, Distributions and Taxes                                            18
Performance                                                                   21
Fund Organization and Fees                                                    22
Additional Information                                                        26

                            SUMMARY OF FUND EXPENSES

The table below summarizes the expenses associated with the Fund. This standard format was developed for use by all mutual funds to help you make your investment decisions. Of course, you should consider this expense information along with other important information in this Prospectus, including the Fund's investment objective, investment policies and risk factors, and financial highlights.


SHAREHOLDER TRANSACTION EXPENSES(1)



         Sales Load                                              None
         Deferred Sales Load                                     None
         Redemption Fee                                          None
         Exchange Fee                                            None



ANNUAL FUND OPERATING EXPENSES after Expense Waivers and Reimbursements (as a percentage of average net assets)



         Management Fees                                         .35%
         Administration Fees                                     .15%
         Other Expenses(2)                                       .29%
                                                                 ---
         Total Fund Operating Expenses(4)                        .79%



(1) Subsidiaries, correspondents, affiliated banks, and non-bank affiliates of KeyCorp may charge a customer's account fees for services provided in connection with an investment in the Fund. (See "How To Invest, Exchange and Redeem.")



(2) The Fund may pay a maximum of 0.25% of its average daily net assets to financial institutions (including affiliates of KeyCorp) who have entered into a shareholder servicing agreement with the Fund. Had the Fund paid a maximum of 0.25% of its average daily net assets, "Other Expenses," as a percentage of the Fund's average daily net assets, would be .__% and "Total Operating Expenses" would be .__%.



EXAMPLE: You would pay the following expenses on a $1,000 investment, assuming:
(1) 5% annual return and (2) redemption at the end of each time period.



                        1 YEAR         3 YEARS          5 YEARS       10 YEARS
                        ------         -------          -------       --------
                          $8             $25              $44            $98



         The purpose of the table above is to assist a potential investor in the Fund in understanding the various costs and expenses that he or she will bear directly or indirectly. See "Fund Organization and Fees" for a more complete discussion of annual operating expenses of the Fund. THE FOREGOING EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                              FINANCIAL HIGHLIGHTS



THE FUND'S FINANCIAL HISTORY



The table below sets forth certain financial information with respect to the per-share data and ratios for the Fund for the respective periods indicated. The information below (except as indicated) has been derived from financial statements audited by Coopers & Lybrand L.L.P., independent accountants for the Victory Portfolios, whose report thereon is incorporated in the Statement of Additional Information.



                     THE VICTORY TAX-FREE MONEY MARKET FUND
                              FINANCIAL HIGHLIGHTS

                                  YEAR ENDED   Six Months Ended                        YEARS ENDED OCTOBER 31,
                                  OCTOBER 31,       April 30                           -----------------------
                                     1995             1995          1994       1993        1992       1991        1990       1989
                                  -----------  -----------------  --------   --------    --------   --------    --------   --------
                                    (TO BE        (UNAUDITED)
                                   INSERTED)
Net Asset Value,                                   $    1.00      $   1.00   $   1.00    $   1.00   $   1.00    $   1.00   $   1.00
Beginning                                          ---------      --------   --------    --------   --------    --------   --------
  of Period
Investment Activities                                  0.016         0.021      0.020       0.027      0.043       0.054      0.059
  Net investment income
Distributions                                         (0.016)       (0.021)    (0.020)     (0.027)    (0.043)     (0.054)    (0.059)
 Net investment income                             ---------      --------   --------    --------   --------    --------   --------
 Net Asset Value, End of Period                    $    1.00      $   1.00   $   1.00    $   1.00   $   1.00    $   1.00   $   1.00
                                                   =========      ========   ========    ========   ========    ========   ========
Total Return                                            1.66%(a)      2.17%      2.06%       2.77%      4.44%       5.48%      6.04%
Ratios/Supplemental Data:

Net Assets, End of Period (000)                    $ 209,606      $198,561   $ 189,351   $151,012   $129,601    $134,652    $85,556
Ratio of expenses to average                            0.61%(b)      0.60%       0.59%      0.61%      0.62%       0.63%      0.58%
  net assets
Ratio of net investment                                 3.32%(b)      2.14%       2.04%      2.70%      4.29%       5.32%      5.88%
  income to average net assets
Ratio of expenses to                                    0.63%(b)      0.79%       0.60                                         0.67%
  average net assets*
Ratio of net investment                                 3.30%(b)      1.95%       2.02%                                        5.79%
  income to average net assets*

---------------

*During the period the investment advisory, administration and/or shareholder service fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would be as indicated.
(a)  Aggregate.
(b)  Annualized.

                              INVESTMENT OBJECTIVE



The investment objective of the Fund is to seek to provide current interest income free from federal income taxes consistent with relative liquidity and stability of principal. The investment objective of the Fund is fundamental and may not be changed without a vote of a majority of its outstanding voting securities (as defined in the Statement of Additional Information). There can be no assurance that the Fund will achieve its investment objective.



                      INVESTMENT POLICIES AND RISK FACTORS



The Fund pursues its objective by investing only in obligations which are determined by Key Advisers or the Sub-Adviser to present minimal credit risks under guidelines adopted by the Victory Portfolios' Board of Trustees (the "Trustees"). All securities or instruments in which the Fund may invest must have remaining maturities of up to 397 days, although securities subject agreements and certain variable interest rate instruments may bear longer maturities. The average weighted maturity of the securities in the Fund will not exceed 90 days.



Under normal market conditions, the Fund will invest at least 80% of its total assets in bonds and notes issued by or on behalf of states (including the District of Columbia), territories, and possessions of the United States and their respective authorities, agencies, instrumentalities and political sub-divisions, the interest on which is both exempt from federal income tax and not treated as a preference item for purposes of the federal alternative minimum tax ("Municipal Securities"). At times when Key Advisers or the Sub-Adviser judges that unstable conditions in the markets for Municipal Securities make pursuing the Fund's basic investment objective inconsistent with the best interests of shareholders, Key Advisers or the Sub-Adviser may use temporary "defensive" strategies, by purchasing short-term taxable obligations and by holding uninvested cash reserves.



Investment in the Fund would not be appropriate for tax-deferred plans, such as IRA and Keogh plans.



Changes in the value of portfolio securities will not affect cash income, if any, derived from these securities but will affect the Fund's net asset value.



ACCEPTABLE INVESTMENTS AND ASSOCIATED RISKS. The Fund may invest in the following securities and may use the following investment practices (such instruments and practices are described in further detail in the Statement of Additional Information):



- MUNICIPAL SECURITIES. The two principal types of Municipal Securities that may be held by the Fund are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Private activity bonds held by the Fund are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. Municipal Securities in which the Fund may invest may also include "moral obligation" securities, which are normally issued by special purpose public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.



Investments by the Fund in refunded municipal bonds that are secured by escrowed U.S. Government Securities are considered to be investments in U.S. Government Securities for purposes of the diversification requirements to which the Fund is subject under the Investment Company Act of 1940 (the "1940 Act"). As a result, more than five percent of the Fund's assets may be invested in such refunded bonds issued by a particular municipal issuer.



NOTE: Opinions relating to the validity of Municipal Securities and to the exemption of interest thereon from federal income tax are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Fund nor its investment adviser will review the proceedings relating to the issuance of Municipal Securities or the basis for such opinions.



- ZERO COUPON BONDS. The Fund is permitted to purchase zero coupon U.S. Government securities and zero coupon corporate securities ("zero coupon bonds"). Zero coupon bonds are purchased at a discount from the face amount because the buyer receives only the right to receive a fixed payment on a certain date in the future and does not receive any periodic interest payments. The effect of owning instruments which do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligations. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to reinvest distributions at a rate as high as the implicit yields on the zero coupon bond, but at the same time eliminates the holder's ability to reinvest at higher rates in the future. For this reason, zero coupon bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities which pay interest currently, which fluctuations increase the longer the period to maturity.



- WHEN-ISSUED SECURITIES. The Fund may purchase securities on a "when-issued" or delayed delivery basis. These transactions are arrangements in which the Fund purchases securities with payment and delivery scheduled for a future time, thereby involving the risk that the yield obtained in the transaction will be less than that available in the market when delivery takes place. When the Fund agrees to purchase securities on a when-issued basis, the Fund's custodian will set aside cash or liquid portfolio securities equal to the amount of that commitment in a separate account, and may be required subsequently to place additional assets in the separate account to maintain equivalence with the Fund's commitment. The Fund will generally not pay for such securities and no income accrues on the securities until they are received. Securities purchased on a when-issued basis are recorded as assets and are subject to changes in value prior to delivery based upon changes in the general level of interest rates and other market factors. The Fund expects that commitments to purchase when-issued securities will not exceed 25% of the value of its total assets under normal market conditions, and that a commitment by the Fund to purchase when-issued securities will not exceed 60 days. In the event its commitments to purchase when-issued securities ever exceeded 25% of the value of its assets, the Fund's liquidity and the investment adviser's ability to manage it might be adversely affected. The Fund does not intend to purchase when-issued or delayed delivery securities for speculative purposes but only for the purpose of acquiring portfolio securities.



- CONCENTRATION. The Fund may invest more than 25% of its assets in Municipal Securities which are related in such a way that an economic, business, or political development or change affecting one such security would likewise affect other Municipal Securities held by the Fund. Examples of such securities are obligations the repayment of which is dependent upon similar types of projects or projects such as housing or industrial development projects located in Ohio. To the extent that the Fund's assets are concentrated in Municipal Securities that are so related, the Fund will be subject to the peculiar risks presented by such Municipal Securities, such as negative developments in a particular industry or state, to a greater extent than it would be if the Fund's assets were not so concentrated. Changes in the political climate, or changes in the economic or business environment, including cyclical downturns, fall off in demand, or decreasing tax revenues, may increase the level of risk associated with these projects.



- TAXABLE OBLIGATIONS. The Fund may invest up to 20% of its net assets in taxable obligations or debt securities the interest income from which may be treated as an item of tax preference for purposes of the federal alternative minimum tax if, for example, suitable tax-exempt obligations are unavailable or if the acquisition of such securities is deemed appropriate for temporary defensive purposes. Taxable obligations may include obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities (some of which may be subject to repurchase agreements), certificates of deposit and bankers' acceptances of domestic banks and domestic branches of foreign banks, commercial paper meeting the Fund's quality standards (as described above) for tax-exempt commercial paper, and shares issued by other open-end registered investment companies issuing taxable dividends where the Adviser waives a pro rata portion of its advisory fee; notwithstanding this waiver, such investments involve a layering of certain costs and expenses. These obligations are described further in the Statement of Additional Information.



- PUTS. The Fund may acquire "puts" with respect to Municipal Securities held in its portfolio. Under a put, the Fund has the right to sell specified Municipal Securities within a specified period of time at a specified price. A put will be sold, transferred, or assigned only with the underlying Municipal Securities. The Fund will acquire puts solely to facilitate portfolio liquidity, shorten the maturity of underlying Municipal Securities, or permit the investment of its assets at a more favorable rate of return. The Fund expects that it will generally acquire puts only where the puts are available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Fund may pay for a put either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the put (thus reducing the yield to maturity otherwise available for the same securities).



- VARIABLE AND FLOATING RATE NOTES. Securities purchased by the Fund may include rated and unrated variable and floating rate tax-exempt notes, which may have a stated maturity in excess of one year but which will be in such event, either
(a) issued or guaranteed by the United States government or any agency thereof and have a variable rate of interest readjusted no less frequently than annually; or (b) subject to a demand feature that will permit such Fund to demand payment of the principal of the note either (i) at any time upon not more than thirty days notice or (ii) at specified intervals not exceeding thirteen months and upon no more than thirty days notice. There may be no active secondary market with respect to a particular variable or floating rate note. The Fund will not purchase variable or floating rate notes for which no readily available market exists in amounts that, together with other illiquid securities held by the Fund, exceed 10% of the Fund's total assets.



- REPURCHASE AGREEMENTS. Under the terms of a repurchase agreement, the Fund acquires securities from financial institutions or registered broker-dealers, subject to the seller's agreement to repurchase such securities at a mutually agreed upon date and price. The seller is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). If the seller were to default on its repurchase obligation or become insolvent, the Fund holding such obligation would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price, or to the extent that the disposition of such securities by the Fund is delayed pending court action. Repurchase agreements are considered by the staff of the Commission to be loans by the Fund.



- REVERSE REPURCHASE AGREEMENTS. The Fund may borrow funds for temporary purposes by entering into reverse repurchase agreements. Pursuant to such agreements, the Fund sells portfolio securities to financial institutions such as banks and broker-dealers, and agrees to repurchase them at a mutually agreed-upon date and price. At the time the Fund enters into a reverse repurchase agreement, it must place in a segregated custodial account assets having a value equal to the repurchase price (including accrued interest); the collateral will be marked to market on a daily basis, and will be continuously monitored to ensure that such equivalent value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings under the 1940 Act.



- INVESTMENT COMPANY SECURITIES. The Fund may invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the securities of any one investment company or invest more than 10% of its total assets in the securities of other investment companies. To the extent required by the laws of any state in which shares of a fund of the Victory Portfolios are sold, Key Advisers and/or the Sub-Adviser will waive its investment advisory fee as to all assets invested in other investment companies. Because such other investment companies employ an investment adviser, such investment by the Fund will cause shareholders to bear duplicative fees, such as management fees, to the extent such fees are not waived by Key Advisers and/or the Sub-Adviser. The Fund will invest only in the securities of other money market funds which have similar investment policies and objectives and which invest only in securities of equal or higher short-term ratings.



The investment policies of the Fund may be changed without an affirmative vote of the holders of a majority of the Fund's outstanding voting securities unless
(1) a policy is expressly deemed to be a fundamental policy of the Fund or (2) a policy is expressly deemed to be changeable only by such majority vote.

                       HOW TO INVEST, EXCHANGE AND REDEEM



Shares may be purchased directly or through an Investment Professional. Investment Professionals are securities brokers or other financial institutions that have entered into selling or servicing agreements with the Fund or the Distributor. Shares are also available to clients of bank trust departments who have qualified trust accounts. The minimum initial investment in the Fund is $500. The minimum subsequent investment is $25. Accounts set up through a bank trust department or an Investment Professional may be subject to different minimums.



INVESTING THROUGH YOUR INVESTMENT PROFESSIONAL



Shares are offered continuously to investors who engage an Investment Professional for investment advice and may be purchased at an offering price equal to the net asset value ("NAV" as defined below under "Share Price") next determined after the Transfer Agent receives an investor's purchase order. If you are investing through your Investment Professional, you may be required to set up a brokerage or agency account. Call your Investment Professional for information in establishing an account. Your Investment Professional will notify you whether subsequent trades should be directed to the Investment Professional or directly to the Fund's Transfer Agent. If you are purchasing shares of the Fund through a program of services offered or administered by your Investment Professional, you should read the program materials in conjunction with this Prospectus. Certain features of the Fund may be modified by the Investment Professional in these programs and charges may be imposed for the services rendered. Your Investment Professional may offer any or all of the services mentioned in this section. Contact your Investment Professional for information on these services.



INVESTING THROUGH YOUR BANK TRUST DEPARTMENT



Your bank trust department may require a minimum investment and may charge additional fees. Fee schedules for such accounts are available upon request and are detailed in the agreements by which a client opens the desired account. Your bank trust department may require a completed and signed application for the Fund in which an investment is made. Additional documents may be required from corporations, associations, and certain fiduciaries. Any account information, such as balances, should be obtained through your bank trust department. Additional purchases, exchanges or redemptions should also be coordinated through your bank trust department. Contact your bank trust department for instructions.



The services rendered by your bank trust department, including affiliates of Key Advisers or the Sub-Adviser, in the management of their accounts are not duplicative of any of the services for which Key Advisers or the Sub-Adviser as the investment adviser and sub-adviser, respectively, is compensated for advising the Fund. The charges paid by clients of bank trust departments, or their affiliates, should be considered in calculating the net yield and return on investments in the Fund, although such charges do not affect the Fund's dividends and distributions.



INVESTING DIRECTLY



BY MAIL: You may purchase shares by completing and signing an account application (initial purchase only) and mailing it, together with a check (or other negotiable bank draft or money order) in the amount of at least the minimum investment requirement to, The Victory Tax-Free Money Fund, Primary Funds Service Corporation, P.O. Box 9741, Providence, RI 02940-9741. Subsequent purchases may be made in the same manner.



BY WIRE: Call the Transfer Agent at 800-539-3863 to set up your Fund account to accommodate wire transactions. YOU MUST CALL TO NOTIFY THE TRANSFER AGENT BEFORE WIRING FUNDS. If you call the Transfer Agent before 2:00 p.m., Eastern time, and your wire is received that day, you will earn that day's dividend. If you call the Transfer Agent after 2:00 p.m. but before 4:00 p.m. Eastern Time, your purchase will be processed at the closing NAV (usually 4:00 p.m.) and you will begin to earn dividends on the first business day following receipt of your wire.

Federal funds (monies transferred from one bank to another through the Federal Reserve System with same-day availability) should be wired to:

         Boston Safe Deposit & Trust Co.
         ABA #011001234
         Credit PFSC DDA #16-918-8
         The Victory Portfolios:  The Tax-Free Money Market Fund

You must include your account number, your name(s), tax identification number(s) and the control number assigned by the Transfer Agent. The Fund does not impose a fee for wire transactions, although your bank may charge you a fee for this service.


SHAREHOLDER SERVICE AGREEMENTS



The Victory Portfolios may enter into Shareholder Service Agreements with bank trust departments and other financial institutions ("Investment Professionals") to pay costs incurred in connection with the personal service and maintenance of accounts that hold Fund shares. Services to be provided include, among other things, account maintenance, including responding to shareholder inquiries, directing shareholder communications, account balances, maintenance and dividend policy. Payments are made quarterly at an annual rate not to exceed 0.25% of the average annual net assets of Fund shares held in accounts of the investment professional of its customers.


INVESTMENT REQUIREMENTS

All purchases must be made in U.S. dollars. Checks must be drawn on U.S. banks. No cash will be accepted. If you make a purchase with more than one check, each check must have a value of at least $25, and the minimum investment requirement still applies. The Fund reserves the right to limit the number of checks processed at one time. If your check does not clear, your purchase may be canceled and you could be liable for any losses or fees incurred. Payment for the purchase is expected at the time of the order. If payment is not received within three business days of the date of the order, the order will be canceled, and you could be held liable for resulting fees and/or losses.


You may initiate any transaction by telephone either through your bank trust department or through your Investment Professional or call the Transfer Agent at 800-539-3863. Subsequent investments by telephone may be made directly or through procedures established by your bank trust department or Investment Professional. See "Redeeming Shares--By Telephone" for more information about telephone transactions.



SPECIAL INVESTOR SERVICES



THE SYSTEMATIC INVESTMENT PLAN. You may make regular investments in the Fund and all other funds of the Victory Portfolios and Victory Shares (collectively, the "Victory Group") with the Systematic Investment Plan by completing the appropriate section of the account application and attaching a voided personal check with your bank's magnetic ink coding number across the front. If your bank account is jointly owned, be sure that all owners sign. You must first meet the Fund's initial investment requirement of $500, then investments may be made monthly by automatically deducting $25 or more from your bank checking account. For officers, trustees, directors and employees, including retired directors and employees, of the Victory Group, KeyCorp and its affiliates, and the Administrator and its affiliates (and family members of each of the foregoing, i.e., parents and children) who participate in the Systematic Investment Plan, there is no minimum initial investment required. You may change the amount of your monthly purchase at any time. Your bank checking account will be debited on the date indicated on your Account Application. Shares will be purchased at the offering price next determined following receipt of the order by the Transfer Agent. You may cancel the Systematic Investment Plan at any time without payment of a cancellation fee. Your monthly account statement will reflect systematic investment transactions and a debit entry will appear on your bank statement.

EXCHANGING SHARES



An exchange is the redemption of shares of one fund and the purchase of shares of another. The exchange privilege is a convenient way to sell and buy shares of other funds registered in your state. Shares of the Fund may be exchanged for shares of another fund of the Victory Group. Exchanges into a fund with a sales charge from the Fund will be processed at the offering price, unless the shares of the Fund that you wish to exchange were acquired by exchanging shares of a fund of the Victory Group that were originally purchased subject to a sales charge; in that event, the shares will be exchanged on the basis of current net asset values plus any difference in the sales charge originally paid and the sales charge applicable to the shares you wish to acquire through the exchange.



You may execute exchange transactions by calling either your Investment Professional, your bank trust department or the Transfer Agent at 800-539-3863 prior to Valuation Time (generally 4:00 p.m. Eastern time) on any Business Day, as defined below. When making an exchange or opening an account in another fund by exchange, the registration and tax identification numbers of the two accounts must be identical. In order to open an account through exchange, the applicable minimum initial investment must be met. It is the Fund's policy to mail to you at your address of record, within five business days after any telephone call transaction, a written confirmation of the transaction. All calls will be recorded for your protection. See "Redeeming Shares -- By Telephone" for more information about telephone transactions.



Each exchange may produce a gain or loss for tax purposes. The exchange privilege is an important benefit. However, in order to protect the Fund's performance and its shareholders, the Victory Portfolios discourages frequent exchange activity in response to short-term market fluctuations. The Fund reserves the right to refuse any specific purchase order, including certain purchases by exchange if, in the Victory Portfolios' opinion, the Fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise be affected adversely. Exchanges or purchase orders may be restricted or refused if the Fund receives or anticipates individual or simultaneous orders affecting significant portions of the Fund's assets. Although the Fund will attempt to give prior notice whenever it is reasonably able to do so, it may impose these restrictions at any time. The Fund reserves the right to modify or withdraw the exchange privilege, and to suspend the offering of shares in any class upon 60 days written notice to shareholders. The exchange privilege is only available in states where the exchange can legally be made.



INVESTING FOR RETIREMENT



You may wish to invest in the Victory Portfolios in connection with Individual Retirement Accounts (IRAs) and other retirement plans such as Simplified Employee Pension Plans (SEP/IRA), Salary Reduction Simplified Employee Pension Plans (SAR-SEP/IRA), 401(k) Defined Contribution Plans, and 403(b) Defined Compensation Plans. For more information about investing in the Victory Portfolios through tax-favored accounts, call the Transfer Agent at 800-539-3863.



REDEEMING SHARES



You may redeem all or a portion of your shares on any day that the Fund is open for business (a "Business Day" below). Shares will be redeemed at the NAV next calculated after the Transfer Agent has received the redemption request.


You may redeem shares in several ways:

BY MAIL: Send a written request to:
                              The Victory Portfolios: Tax-Free Money Market Fund P.O. Box 9741
                              Providence, RI 02940-9741

Write a "letter of instruction" with your name, the Fund's name, your Fund account number, the dollar amount or number of shares to be redeemed, and any additional requirements that apply to each particular account. You will need the letter of instruction signed by all persons required to sign for transactions, exactly as their names appear on the account application. A signature guarantee is required if: you wish to redeem more than $10,000 worth of shares; your Fund account registration has changed within the last 60 days; the check is not being mailed to the address on your account; the check is not being made out to the account owner; or, if the redemption proceeds are being transferred to another Victory Group account with a different registration. The following institutions should be able to provide you with a signature guarantee: banks, brokers, dealers, credit unions (if authorized under state law), securities exchanges and associations, clearing agencies, and savings associations. A signature guarantee may not be provided by a notary public. A signature guarantee is designed to protect you, the Fund, and its agents from fraud. The Transfer Agent reserves the right to reject any signature guarantee if (1) it has reason to believe that the signature is not genuine, (2) it has reason to believe that the transaction would otherwise be improper, or
(3) the guarantor institution is a broker or dealer that is neither a member of a clearing corporation nor maintains net capital of at least $100,000.

BY WIRE: You may make redemptions by wire provided you have established a Fund account to accommodate wire transactions. If telephone instructions are received before Valuation Time (generally 2:00 p.m. Eastern time), proceeds of the redemption for the Fund will be wired as federal funds on the same Business Day (as defined in "Share Price") to the bank account designated with the Transfer Agent. You may change the bank account designated to receive an amount redeemed at any time by sending a letter of instruction with a signature guarantee to the Transfer Agent, Primary Funds Service Corporation at P. O. Box 9741, Providence, RI 02940-9741.

BY TELEPHONE: To redeem by telephone, you may call the Transfer Agent toll free at 800-539-3863 or call your Investment Professional or bank trust department. Generally, neither the Fund, the bank trust department nor the Transfer Agent will be responsible for any claims, losses or expenses for acting on telephone instructions that they reasonably believe to be genuine. The Transfer Agent and the Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine and if they do not employ reasonable procedures they may be liable for any losses due to unauthorized or fraudulent instructions. The identification procedures may include, but are not limited to, the following: account number, registration and address, personalized security codes, taxpayer identification number and other information particular to the account. Your Investment Professional, bank trust department or the Transfer Agent may also record calls, and you should verify the accuracy of your confirmation or statements immediately after you receive them. See "How to Invest, Exchange and Redeem--Exchanging Shares," for additional information with respect to losses resulting from unauthorized telephone transactions.


CHECK WRITING: Check writing service is available to shareholders of the Fund, whereby a shareholder may write checks on his or her Fund account for $100 or more. Shareholders must comply with minimum balance requirements in order to maintain check writing privileges. A shareholder will receive a supply of checks once a signature card is received by the Fund. The check may be made payable to any person, and the shareholder's account will continue to earn dividends until the check clears. Because of the difficulty of determining in advance the exact value of an account, a shareholder may not use a check to close an account. The shareholder's account will be charged a fee for stopping payment of a check upon the shareholder's request, if the check cannot be honored because of insufficient funds (or other valid reasons), or in accordance with any schedule of fees set forth in the account application. Shareholders should call the Transfer Agent at 800-539-3863 to inquire as to the availability of the check writing service and to receive a check writing signature card.


THE SYSTEMATIC WITHDRAWAL PLAN: You can make regular withdrawals from your account in any fund of the Victory Group with the Systematic Withdrawal Plan by completing the appropriate section of the account application. If you own shares in a fund worth $5,000 or more, you can have checks sent from your account directly to you, to a person named by you, or to your bank checking account on a monthly, quarterly, semi-annual or annual basis. The required minimum withdrawal is $25. If you are having checks sent to your bank checking account, attach a voided personal check with your bank's magnetic coding number across the front of the account application. If your bank checking account is jointly owned, be sure that all owners sign the application. If your account is jointly owned be sure that all owners sign the application. You may obtain information about the Systematic Withdrawal Plan by contacting your Investment Professional. Your Systematic Withdrawal Plan payments are drawn from share redemptions. If Systematic Withdrawal Plan redemptions exceed dividend distributions paid on your Fund shares, your Fund account eventually may be exhausted.

Your account will be debited on the date you indicate on your account application. Shares will be redeemed at the NAV as determined on the debit date indicated on your account application. You may cancel the Systematic

Withdrawal Plan at any time without payment of a cancellation fee. Each Systematic Withdrawal Plan transaction will appear as a debit entry on your monthly account statement.



ADDITIONAL REDEMPTION REQUIREMENTS: The Fund may withhold payment on redemptions until it is reasonably satisfied that investments made by check have been collected, which can take up to 15 days. Also, when the NYSE is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closings, or under any emergency circumstances as determined by the Commission to merit such action, the right of redemption may be suspended or the date of payment postponed for a period of time that may exceed 7 days. In addition, the Fund reserves the right to advance the time on that day by which purchase and redemption orders must be received. To the extent that portfolio securities are traded in other markets on days when the NYSE is closed, the Fund's NAV may be affected on days when investors do not have access to the Fund to purchase or redeem shares.



If you are unable to reach the Transfer Agent by telephone (for example, during times of unusual market activity), consider placing your order by mail directly to the Transfer Agent. In case of suspension of the right of redemption, you may either withdraw your request for redemption or receive payment based on the NAV next determined after the termination of the suspension. If your balance in the Fund falls below $500, you may be given 60 days' notice to reestablish the minimum balance (except with respect to officers, trustees, directors and employees, including retired directors and employees, of the Victory Portfolios, KeyCorp and its affiliates, and the Administrator and its affiliates (and family members of each of the foregoing, i.e., parents, children and household members) participating in the Systematic Investment Plan, to whom no minimum balance requirement applies). If you do not increase your balance, your account may be closed and the proceeds mailed to you at the address on record. Shares will be redeemed at the last calculated NAV on the day the account is closed.



SHARE PRICE



The term "net asset value per share," or "NAV", means the value of one share. The NAV is calculated by adding the value of all the Fund's investments, plus cash and other assets, deducting liabilities, and then dividing the result by the number of shares outstanding. The Fund is open for business each Business Day. A "Business Day" is a day on which the NYSE is open for trading, the Federal Reserve Bank of Cleveland is open, and any other day (other than a day on which no shares of the Fund are tendered for redemption and no order to purchase any shares is received) during which there is sufficient trading in its portfolio instruments that the Fund's net asset value per share might be materially affected. The NYSE or the Federal Reserve Bank of Cleveland will not be open in observance of the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans' Day, Thanksgiving Day, and Christmas Day. The NAV of the Fund is calculated twice daily, at 2:00 p.m. Eastern time, and at the close of the Fund's Business Day, which coincides with the close of normal trading of the NYSE (normally 4:00 p.m. Eastern time).



The Fund's securities are valued on the basis of amortized cost. This means valuation assumes a steady rate of payment from the date of purchase until maturity instead of looking at actual changes in market value. Although the Fund seeks to maintain an NAV of $1.00, there can be no assurance that it will be able to do so.


                       DIVIDENDS, DISTRIBUTIONS AND TAXES

DISTRIBUTIONS



The Fund distributes substantially all of its net investment income and net capital gains, if any, to shareholders within each calendar year as well as on a fiscal year basis to the extent necessary to qualify for favorable federal tax treatment. The Fund accrues dividends daily and declares dividends from its net investment income monthly and pays such dividends on or around the second Business Day of the succeeding month.

DISTRIBUTION OPTIONS

When you fill out your account application, you can specify how you want to receive your dividend distributions. Currently, there are five available options:

1. REINVESTMENT OPTION. Your income and capital gain dividends, if any, will be automatically reinvested in additional shares of the Fund. Income and capital gain dividends will be reinvested at the net asset value of the Fund as of the day after the dividend payment date. If you do not indicate a choice on your application, you will be assigned this option.


2. CASH OPTION. You will receive a check for each income or capital gain dividend, if any. Distribution checks will be mailed no later than 7 days after the last day of the preceding month.


3. INCOME EARNED OPTION. You will have your capital gain dividend distributions, if any, reinvested automatically in the Fund and have your income dividends paid in cash.

4. DIRECTED DIVIDENDS OPTION. You will have income and capital gain dividends, or only capital gain dividends, automatically reinvested in shares of another fund of the Victory Group. Shares will be purchased as of the dividend payment date. If you are reinvesting dividends of a fund sold without a sales charge in shares of a fund sold with a sales charge, the shares will be purchased at the offering price. If you are reinvesting dividends of a fund sold with a sales charge in shares of a fund sold with or without a sales charge, the shares will be purchased at net asset value. Dividend distributions can be directed only to an existing account with a registration that is identical to that of your Fund account.

5. DIRECTED BANK ACCOUNT OPTION. You will have your income and capital gain dividends, or only your income dividends, automatically transferred to your bank checking or savings account. The amount will be determined on the dividend record date and will normally be transferred to your account within 7 days of the dividend payment date. Dividend distributions can be directed only to an existing account with a registration that is identical to that of your Fund account. Please call or write the Transfer Agent to learn more about this dividend distribution option.

Any election or revocation of any of the above dividend distribution options may be made in writing to the Fund and sent to Primary Funds Service Corporation, P.O. Box 9741, Providence, RI 02940-9741, or by calling the Transfer Agent at 800-539-3863, and will become effective with respect to dividends having record dates after receipt of the application or request by the Transfer Agent.

Reinvested dividend distributions receive the same tax treatment as dividend distributions paid in cash.

COMPLETE REDEMPTIONS: If you request a complete redemption of all your Fund shares, any dividend accrued to your account will be included in the redemption check.

STATEMENT AND REPORTS: You will receive a monthly statement reflecting all transactions that affect the share balance or the registration of your Fund account. You will receive a confirmation after every transaction that affected the share balance of your Fund account, except for dividend reinvestment, systematic investment and systematic withdrawal transactions. These transactions will be detailed in your Fund account statement. Transactions that affect the share balance of your Fund investment in an account established with an Investment Professional or financial institution will be detailed in regular statements or through confirmation procedures of the financial institution. Certificates representing shares of the Fund will not be issued. An IRS Form 1099-DIV with federal tax information will be mailed to you by January 31 of each tax year and also will be filed with the IRS. At least twice a year, you will receive the Fund's financial reports.

FEDERAL TAXES



The Fund intends to qualify each year as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "IRS Code"), for so long as such qualification is in the best interest of its shareholders. The Fund contemplates declaring as dividends at least 100% of its net investment income and capital gains, if any, for each year. Since all of the Fund's net investment income is expected to be derived from earned interest, it is anticipated that no part of any distribution will be eligible for the dividends received deduction for corporations. The Fund does not expect to realize any long-term capital gains.



To the extent that dividends paid to shareholders are derived from taxable income (for example, interest on certificates of deposit or repurchase agreements) or from capital gains, such dividends will be subject to federal income tax whether received in cash or additional shares and may also be subject to state and local taxes.



Dividends derived from exempt-interest income and designated as such by the Fund may be treated by the Fund's shareholders as items of interest excludable from their gross income for federal tax purposes. However, such dividends may be taxable to shareholders under state or local law as ordinary income even though all or a portion of the amounts may be derived from interest on tax-exempt obligations which, if realized directly, would be exempt from such taxes. (Shareholders are advised to consult their tax advisers whether exempt-interest dividends would be excludable from gross income if a shareholder was treated under the Code as a "substantial user" of facilities financed by an obligation held by the Fund or as a "related person" to such user.)



Interest on indebtedness incurred by a shareholder to purchase or carry shares is not deductible for federal income tax purposes to the extent the Fund distributes exempt-interest dividends during the shareholder's taxable year.



Under the Code, if a shareholder receives an exempt-interest dividend with respect to any share and such share is held for six months or less, any loss on the sale or exchange of such share will be disallowed to the extent of the amount of such exempt-interest dividend.



Under the Code, dividends attributable to interest on certain private activity bonds issued after August 7, 1986 must be included in alternative minimum taxable income for the purpose of determining liability (if any) for the alternative minimum tax for individuals and corporations. Also, interest income on all Municipal Securities and private activity bonds is included in "adjusted current earnings" for purposes of computing the alternative minimum taxable income of corporate shareholders. The receipt of exempt-interest dividends may cause persons receiving Social Security or Railroad Retirement benefits to be taxed on a portion of such benefits.



Dividends received by shareholders of the Fund in January of a given year will be treated as received on December 31 of the preceding year provided that such dividends were declared to shareholders of record on a date in October, November or December of such preceding year.



The foregoing discussion is limited to federal income tax consequences and is based on tax laws and regulations which are in effect as of the date of this Prospectus; such laws and regulations may be changed by legislative or administrative actions. Additional information regarding federal taxes is contained in the Statement of Additional Information under the headings "ADDITIONAL PURCHASE AND REDEMPTION INFORMATION--Additional Tax Information." The foregoing and the additional material in the Statement of Additional Information are only brief summaries of some of the important tax considerations generally affecting the Fund and its shareholders. Accordingly, potential investors are urged to consult their tax advisers with specific reference to their own federal, state and other local tax situation.



The Victory Portfolios will provide shareholders at least annually with information as to the federal income tax consequences of distributions made to them during the year.

INVESTING FOR RETIREMENT

You may wish to invest in the Victory Portfolios in connection with Individual Retirement Accounts (IRAs) and other retirement plans such as Simplified Employee Pension Plans (SEP/IRA), Salary Reduction Simplified Employee Pension Plans (SAR-SEP/IRA), 401(k) Defined Contribution Plans, and 403(b) Defined Compensation Plans. For more information about investing in the Victory Portfolios through tax-favored accounts, call the Transfer Agent at 800-539-3863.

                                   PERFORMANCE

From time to time, the Fund's "yield" and "effective yield" may be presented in advertisements, sales literature and in reports to shareholders. The "yield" is based upon the income earned by the Fund over a seven-day period, which is then annualized, i.e., the income earned in the period is assumed to be earned every seven days over a 52-week period and is stated as a percentage of the investment. The "effective yield" is calculated similarly, but when annualized, the income earned by the investment is assumed to be reinvested in shares of the Fund and thus compounded in the course of a 52-week period. The effective yield will be higher than the yield because of the compounding effect of this assumed reinvestment.


In addition, performance information showing the total return may be presented in advertisements, sales literature and in reports to shareholders. Such performance figures are based on historical earnings and are not intended to indicate future performance. Average annual total return and aggregate total return will be calculated over a stated period of more than one year. Average annual total return is measured by comparing the value of an investment in the Fund at the beginning of the relevant period to the redemption value of the investment at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions) and annualizing that figure. Aggregate total return is calculated similarly to average annual total return, the resulting difference is not annualized.


Investors may also judge, and the Victory Portfolios may at times advertise, the performance of the Fund by comparing it to the performance of other mutual funds with comparable investment objectives and policies, which performance may be contained in various unmanaged mutual fund or market indices or rankings such as those prepared by Dow Jones & Co., Inc. and Standard & Poor's Corporation, in publications issued by Lipper Analytical Services, Inc., and in the following publications: IBC/Donoghue's Money Fund Reports, Ibbotson Associates of Chicago, MorningStar, CDA/Wiesenberger, Money Magazine, Forbes, Barron's, The Wall Street Journal, The New York Times, Business Week, American Banker, Fortune, Institutional Investor, U.S.A. Today and local newspapers. In addition, general information about the Fund that appears in publications such as those mentioned above may also be quoted or reproduced in advertisements or in reports to shareholders.

Performance is a function of the type and quality of instruments held in the portfolio, operating expenses, and market conditions. Consequently, current performance will fluctuate and is not necessarily representative of future results. Any fees charged by service providers with respect to customer accounts for investing in shares of the Victory Portfolios will not be reflected in performance calculations.

Additional performance information for each fund of the Victory Portfolios is included in the Victory Portfolios' Annual Report, which is available free of charge by calling 800-539-3863.


                           FUND ORGANIZATION AND FEES



The Victory Portfolios is an open-end management investment company, commonly known as a mutual fund, currently consisting of twenty-eight series portfolios, four of which are inactive. The Victory Portfolios has been operating continuously since 1986, when it was created under Massachusetts law as a Massachusetts business trust, although certain of its funds have a prior operating history from their predecessor funds. On or about February 29, 1996, the Victory Portfolios converted from a Massachusetts business trust to a Delaware business trust. The Victory Portfolios' offices are located at 3435 Stelzer Road, Columbus, OH 43219-3035.

Overall responsibility for management of the Victory Portfolios rests with its Board of Trustees, who are elected by the shareholders of the Victory Portfolios.
[/R]


INVESTMENT ADVISER AND SUB-ADVISER



Key Advisers is the investment adviser to the Fund. Key Advisers directs the investment of the Victory Portfolios' assets, subject at all times to the supervision of the Victory Portfolio's Board of Trustees. Key Advisers continually conducts investment research and supervision for the Victory Portfolios and is responsible for the purchase or sale of the portfolio instruments.



Key Advisers was organized as an Ohio corporation on July 27, 1995 and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. It is a wholly-owned subsidiary of KeyCorp Asset Management Holdings, Inc., which is a wholly-owned subsidiary of Society National Bank, a wholly-owned subsidiary of KeyCorp. Affiliates of Key Advisers manage approximately $37 billion for numerous clients including large corporate and public retirement plans, Taft-Hartley plans, foundations and endowments, high net worth individuals and mutual funds.



For the services provided and expenses incurred pursuant to its investment advisory agreement with the Victory Portfolios, Key Advisers receives a fee from the Fund, computed daily and paid monthly, at the annual rate of thirty-five one-hundredths of one percent (.35%) of the Fund's average daily net assets. Key Advisers may periodically waive all or a portion of its advisory fee with respect to the Fund to increase the net income of the Fund available for distribution as dividends. Prior to January 1, 1996, Society (the Sub-Adviser) served as investment adviser to the Fund. During the Fund's fiscal year ended October 31, 1995, Key Advisers or the Sub-Adviser received investment advisory fees aggregating .__% of the Fund's average daily net assets.



Under the investment advisory agreement between the Victory Portfolios, on behalf of the Fund, and Key Advisers, Key Advisers may delegate a portion of its responsibilities to a subadviser. In addition, the investment advisory agreement provides that Key Advisers may render services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser of the Fund and are under the common control of KeyCorp as long as all such persons are functioning as part of an organized group of persons, managed by authorized officers of Key Advisers.



Key Advisers has entered into an investment sub-advisory agreement with its affiliate, the Sub-Adviser a registered investment adviser, on behalf of the Fund. The Sub-Adviser is a wholly-owned subsidiary of KeyCorp Asset Management Holdings, Inc. For its services under the investment sub-advisory agreement, Key Advisers pays the Sub-Adviser sub-advisory fees at an annual rate as a percentage of the Fund's average daily net assets as follows: .25% of the first $10 million of average daily net assets; .20% of the next $15 million of average daily net assets; .15% of the next $25 million of average daily net assets; and
 .125% of average daily net assets in excess of $50 million.



ADMINISTRATOR AND DISTRIBUTOR



Concord Holding Corporation is the Administrator for the Fund, Victory Broker-Dealer Services, Inc. is the Fund's principal underwriter and Distributor.



The Administrator generally assists in all aspects of the Fund's administration and operation. For expenses incurred and services provided as Administrator pursuant to its management and administration agreements with the Victory Portfolios, the Administrator receives a fee from the Fund, computed daily and paid monthly, at an annual rate of fifteen one-hundredths of one percent (.15%) of the Fund's average daily net assets. The Administrator may periodically waive all or a portion of its administrative fee with respect to the Fund to increase the net income of the Fund available for distribution as dividends. During the fiscal year ended October 31, 1995, the Fund paid administration fees aggregating .15% of its average daily net assets.

[/R]
TRANSFER AGENT AND FUND ACCOUNTANT
[/R]


Primary Funds Service Corporation, P.O. Box 9741, Providence, RI 02940-9741 serves as the Fund's transfer agent pursuant to a Transfer Agency and Shareholder Service Agreement with the Victory Portfolios and receives a fee for such services based on various criteria, including assets, transactions and the number of accounts. BISYS Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, Ohio 43219, provides certain accounting services for the Fund pursuant to a Fund Accounting Agreement and receives a fee for such services.



SHAREHOLDER SERVICING



Shareholder services are provided to the Fund pursuant to agreements between the Victory Portfolios and various shareholder servicing agents, including Key Advisers, the Sub-Adviser and other financial institutions and securities brokers (each a "Shareholder Servicing Agent"). Each Shareholder Servicing Agent generally will provide support services to shareholders by establishing and maintaining accounts and records, processing dividend and distribution payments, providing account information, arranging for bank wires, responding to routine inquires, forwarding shareholder communications, assisting in the processing of purchase, exchange and redemption requests, and assisting shareholders in changing dividend options, account designations and addresses. For expenses incurred and services provided as Shareholder Servicing Agent pursuant to its respective Shareholder Servicing Agreement, the Fund pays each Shareholder Servicing Agent a fee computed daily and paid monthly, in amounts that, in the aggregate, will not exceed twenty-five one-hundredths of one percent (.25%) of the average daily net assets of the Fund per year. A Shareholder Servicing Agent may periodically waive all or a portion of its respective shareholder servicing fees with respect to the Fund to increase the net income of the Fund available for distribution as dividends. During the fiscal year ended October 31, 1995, the Fund paid shareholder servicing fees of __% of its average daily net assets.



EFFECT OF BANKING LAWS



Key Advisers and the Sub-Adviser believe that they may perform the investment advisory services for the Fund contemplated by the investment advisory (and Sub-Advisory) agreements (the "Advisory Agreements") for the Fund.



 In the Advisory Agreements, Key Advisers and the Sub-Adviser have represented that they possess the legal authority to perform the investment advisory services contemplated therein and described in this Prospectus. Key Trust Company of Ohio, N.A. and its affiliates also believe that they may perform the services for the Victory Portfolios contemplated by its Shareholder Servicing Agreement with the Victory Portfolios without violating applicable banking laws or regulations. Future changes in federal or state statutes and regulations relating to permissible activities of banks or bank holding companies and their subsidiaries and affiliates, as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations, could change the manner in which Key Advisers, the Sub-Adviser or Key Trust Company of Ohio, N.A. and its affiliates could continue to perform such services for the Victory Portfolios. See the Statement of Additional Information ("Glass-Steagall Act") for further discussion.



BUSINESS MANAGEMENT AGREEMENT



In connection with its obligations under the investment sub-advisory agreement, the Sub-Adviser has entered into a Business Management Agreement with Key Advisers pursuant to which Key Advisers provides certain administrative and support services to the Sub-Adviser. Such services include preparing reports to the Company's Board of Trustees, recordkeeping services, and services rendered in connection with the preparation of regulatory filings and other reports, and regulatory and compliance systems and other administrative and support services.



For such services, the Sub-Adviser pays fees to Key Advisers as follows: .20% on the first $10 million of average daily net assets; .15% of the next $15 million of average daily net assets; .10% of the next $25 million of average daily net assets; and .075% of average daily net assets in excess of $50 million.

EXPENSES



For the fiscal year ended October 31, 1995, the Fund's total operating expenses were .__% of its average net assets.


CUSTODIAN

Key Trust Company of Ohio, N.A. serves as custodian for the Fund and receives a fee for its services.

INDEPENDENT ACCOUNTANTS

Coopers & Lybrand L.L.P. serves as the Fund's independent accountants.


                             ADDITIONAL INFORMATION




The Victory Portfolios may issue an unlimited number of shares and classes of the Fund. Shares of each class of the Fund participate equally in dividends and distributions and have equal voting, liquidation and other rights. When issued and paid for, shares will be fully paid and nonassessable by the Victory Portfolios and will have no preference, conversion, exchange or preemptive rights. Shareholders are entitled to one vote for each full share owned and fractional votes for fractional shares owned. For those investors with qualified trust accounts established with affiliates of the Adviser, the trustee will vote the shares at meetings of the Fund's shareholders in accordance with the shareholder's instructions or will vote in the same percentage as shares that are not held in trust. The trustee will forward to these shareholders all communications received by the trustee, including proxy statements and financial reports. The Victory Portfolios and the Fund are not required to hold annual meetings of shareholders and in ordinary circumstances do not intend to hold such meetings. The Trustees may call special meetings of shareholders for action by shareholder vote as may be required by the 1940 Act or the Victory Portfolios' Delaware Trust Instrument. Under certain circumstances, the Trustees may be removed by action of the Trustees or by the shareholders. Shareholders holding 10% or more of the Victory Portfolios' outstanding shares may call a special meeting of shareholders for the purpose of voting upon the question of removal of Trustees.



The Victory Portfolio's Board of Trustees may authorize the Victory Portfolios to offer other funds which may differ in the types of securities in which their assets may be invested.



Key Advisers, the Sub-Adviser and the Victory Portfolios have adopted Codes of Ethics (the "Codes") which require investment personnel (a) to pre-clear all personal securities transactions, (b) to file reports regarding such transactions, and (c) to refrain from personally engaging in (i) short-term trading of a security, (ii) transactions involving a security within seven days of a Victory fund transaction involving the same security, and (iii) transactions involving securities being considered for investment by a Victory fund. The Codes also prohibit investment personnel from purchasing securities in an initial public offering. Personal trading reports are reviewed periodically by Key Advisers or the Sub-Adviser, and the Board of Trustees reviews annually such reports (including information on any substantial violations of the Codes). Violations of the Codes may result in censure, monetary penalties, suspension or termination of employment.



DELAWARE LAW



The Delaware Business Trust Act provides that a shareholder of a Delaware business trust shall be entitled to the same limitations of personal liability extended to stockholders of Delaware corporations, and the Victory Portfolios' Delaware Trust Instrument provides that no shareholder will be liable for the obligations of the Fund. In light of Delaware law, the nature of the Victory Portfolios' business, and the nature of its assets, management of the Victory Portfolios believes that the risk of personal liability to a Fund shareholder would be extremely remote.



In the unlikely event a shareholder is held personally liable for the Victory Portfolios' obligations, the Victory Portfolios is required to use its property to protect or compensate shareholder. On request, the Victory Portfolios will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Victory

Portfolios. Therefore, financial loss resulting from liability as a shareholder will occur only if the Victory Portfolios itself cannot meet its obligations to indemnify shareholders and pay judgments against them.



Delaware law authorizes electronic or telephonic communications between shareholders and the Victory Portfolios. Under Delaware law, the Successor Company has the flexibility to respond to future business contingencies. For example, the Trustees will have the power to incorporate the Victory Portfolios, to merge or consolidate it with another entity, to cause each fund to become a separate trust, and to change the Victory Portfolios' domicile without a shareholder vote. This flexibility could help reduce the expense and frequency of future shareholder meetings for non-investment related issues.



MISCELLANEOUS



Shareholders will receive Semi-Annual Reports, which are unaudited, and Annual Reports, which are audited by independent public accountants, describing the investment operations of the Fund. Each of these reports, when available for a particular fiscal year end or the end of a semi-annual fiscal year-end period is incorporated herein by reference. The Victory Portfolios may include information in their Annual Reports and Semi-Annual Reports to shareholders that (i) describes general economic trends, (ii) describes general trends within the financial services industry or the mutual fund industry, (iii) describes past or anticipated portfolio holdings for the Fund or (iv) describes investment management strategies for the Victory Portfolios. Such information is provided to inform shareholders of the activities of the Victory Portfolios for the most recent fiscal year or semi-annual fiscal year-end period and to provide the views of Key Advisers, the Sub-Adviser and/or the Victory Portfolios' officers regarding expected trends and strategies.



Inquiries regarding the Victory Portfolios or the Fund may be directed in writing to the Victory Portfolios at Primary Funds Service Corporation, P.O. Box 9741, Providence, RI 02940-9741, or by telephone, toll-free, at 800-539-3863.


NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION NOT CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE VICTORY PORTFOLIOS OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE VICTORY PORTFOLIOS OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

The                                                                       DRAFT
VICTORY
Portfolios
VALUE FUND



PROSPECTUS              For current yield, purchase and redemption information,
March 1, 1996                                 call 800-539-FUND or 800-539-3863



THE VICTORY PORTFOLIOS (the "Victory Portfolios") is a registered open-end management investment company that offers investors a selection of money market, fixed-income, municipal bond, domestic and international equity portfolios. This Prospectus relates to the Victory Value Fund (the "Fund"), a diversified portfolio. KeyCorp Mutual Fund Advisers, Inc., Cleveland, Ohio, an indirect subsidiary of KeyCorp, is the investment adviser to the Fund ("Key Advisers" or the "Adviser"). Society Asset Management, Inc., Cleveland, Ohio, an indirect subsidiary of KeyCorp, is the investment sub-adviser to the Fund ("Society" or the "Sub-Adviser"). Concord Holding Corporation is the Fund's administrator (the "Administrator"). Victory Broker-Dealer Services, Inc. is the Fund's distributor (the "Distributor").



The Fund seeks to provide long-term growth of capital and dividend income. The Fund pursues this objective by investing primarily in a diversified group of common stocks with an emphasis on companies with above average total return potential.



Please read this Prospectus before investing. It is designed to provide you with information and to help you decide if the Fund's goals match your own. Retain this document for future reference. A Statement of Additional Information (dated March 1, 1996) for the Fund and an audited report for the Fund's fiscal year ended October 31, 1995 have been filed with the Securities and Exchange Commission and are incorporated herein by reference. The Statement of Additional Information is available without charge upon request by calling 800-539-3863.


SHARES OF THE FUND ARE:

-        NOT INSURED BY THE FDIC;

- NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY KEYCORP BANK, ANY OF ITS AFFILIATES, OR ANY OTHER BANK;

- SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION ("COMMISSION") OR ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE, NOR HAS THE COMMISSION OR ANY SUCH STATE AUTHORITY PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS                                                                                       PAGE
Summary of Fund Expenses                                                                                   3
Financial Highlights                                                                                       4
The Fund's Investment Objective                                                                            5
The Fund's Investment Policies and Risk Factors                                                            5
How to Invest, Exchange and Redeem                                                                        11
Dividends, Distributions and Taxes                                                                        19
Performance                                                                                               22
Fund Organization and Fees                                                                                22
Additional Information                                                                                    25

                            SUMMARY OF FUND EXPENSES

The table below summarizes the expenses associated with the Fund. This standard format was developed for use by all mutual funds to help you make your investment decisions. Of course, you should consider this expense information along with other important information in this Prospectus, including the Fund's investment objective.


SHAREHOLDER TRANSACTION EXPENSES(1)



Maximum Sales Load Imposed on Purchases (as a percentage of offering price)                            4.75%
Maximum Sales Load Imposed on Reinvested Dividends                                                      None
Deferred Sales Load                                                                                     None
Redemption Fee                                                                                          None
Exchange Fee                                                                                            None



ANNUAL FUND OPERATING EXPENSES AFTER EXPENSE WAIVERS AND REIMBURSEMENTS (AS A PERCENTAGE OF AVERAGE NET ASSETS)



Management Fees (2)                                                                                     1.00%
Administration Fees                                                                                      .15%
Other Expenses (3)                                                                                       .23%
                                                                                                        ----
Total Operating Expenses (3)                                                                            1.38%
                                                                                                        ====



(1) Subsidiaries, correspondents, affiliated banks, and unaffiliated banks of KeyCorp may charge a customer's account for services provided in connection with investment in the Fund. (See "How to Invest, Exchange and Redeem.")



(2) Key Advisers and the Administrator have agreed to reduce their fees and/or reimburse expenses [for the indefinite future]. [Key Advisers or the Administrator may terminate this voluntary waiver at any time at its sole discretion]. Absent the voluntary reduction of investment advisory and administration fees, "Management Fees" and "Administration Fees" as a percentage of average daily net assets would be ___% and ___%, respectively.



(3) These amounts include an estimate of the shareholder servicing fees the Fund expects to pay. (See "Fund Organization and Fees--Shareholder Servicing"). If the voluntary fee reductions and reimbursements referred to in footnote (2) above were not in effect, "Total Fund Operating Expenses" as a percentage of average daily net assets would be ___%.




EXAMPLE:  You would pay the following expenses on a $1,000 investment, assuming
(1) a 5% annual return and (2) full redemption at the end of each time period.



                                        1 YEAR        3 YEARS         5 YEARS      10 YEARS
                                        ------        -------         -------      --------
The Victory Value Fund                    $61           $89            $119          $205



The purpose of the table above is to assist the investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. See "Fund Organization and Fees" for a more complete discussion of annual operating expenses of the Fund. The foregoing example is based upon expenses for the fiscal year ended October 31, 1995 and expenses that the Fund is expected to incur during the current fiscal year. THE FOREGOING EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                              FINANCIAL HIGHLIGHTS



THE FUND'S FINANCIAL HISTORY



The table below sets forth certain financial information with respect to the financial highlights for the Fund for the period indicated. The information below (except as indicated) has been derived from financial statements audited by Coopers & Lybrand L.L.P., independent accountants for the Victory Portfolios, whose reports thereon, together with the financial statements of the Fund, are incorporated by reference into or contained in the Statement of Additional Information.



                             THE VICTORY VALUE FUND
                              FINANCIAL HIGHLIGHTS



                                                             YEAR              SIX MONTHS        DECEMBER 10, 1993
                                                             ENDED               ENDED             TO OCTOBER 31,
                                                       OCTOBER 31, 1995      APRIL 30, 1995           1994(2)
                                                       ----------------      --------------      -----------------
                                                                               (unaudited)
Net Asset Value, Beginning of Period                       [To be               $  10.13             $  10.00
Income from Investment Activities                        inserted]              --------             --------

  Net investment income                                                             0.14                 0.21
  Net realized and unrealized gains on investments                                  0.79                 0.11
                                                                                --------             --------
         Total from Investment Activities                                           0.93                 0.32
                                                                                --------             --------
Distributions
  Net investment income                                                            (0.14)
  Net realized gains                                                               (0.17)
                                                                                --------
         Total Distributions                                                       (0.31)               (0.19)
                                                                                --------             --------
Net Asset Value, End of Period                                                  $  10.75             $  10.13
                                                                                ========             ========
Total Return (Excludes Sales Charge)                                                9.43%(3)             3.27%(3)
Ratios/Supplemental Data:
Net Assets, End of Period (000)                                                 $261,830             $188,184
Ratio of expenses to average net assets                                             0.91%(3)             0.92%(4)
Ratio of net investment income to average net assets                                2.88%(3)             2.32%(4)
Ratio of expenses to average net assets(1)                                          1.29%(3)             1.48%(4)
Ratio of net investment income to average net assets(1)                             2.50%(3)             1.76%(4)
Portfolio Turnover                                                                  8.95%               39.05%



(1) During the period the investment advisory, administration, shareholder service and/or fund accounting fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would be as indicated.



(2)      Period from commencement of operations.



(3)      Aggregate.



(4)      Annualized.

                        THE FUND'S INVESTMENT OBJECTIVE



The Fund seeks to provide long-term growth of capital and dividend income. The investment objective of the Fund is fundamental and may not be changed without a vote of the holders of a majority of its outstanding voting securities (as defined in the Statement of Additional Information). There can be no assurance that the Fund will achieve its investment objective.



                      INVESTMENT POLICIES AND RISK FACTORS



The Fund pursues its objective by investing primarily in a diversified group of common stocks with an emphasis on companies with above average total return potential.



Under normal market conditions the Fund will invest primarily in a diversified portfolio of common stocks of issuers listed on a nationally recognized exchange with a preference for stocks with above average yields and below average price/earnings, price/book value, and price/cash flow ratios, that are statistically cheap and are believed to have improving investor sentiment. Stocks will be purchased on the basis of a proprietary scoring system of valuation models which incorporates Key Advisers or the Sub-Adviser's appraisal of value of the shares, measures of statistical value, and a measure which reflects revisions of earnings estimates.



The Fund may invest in preferred stocks, investment-grade corporate bonds and notes, warrants, and high quality short-term debt obligations (including variable amount master demand notes), bankers' acceptances, certificates of deposit, repurchase agreements, obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, and demand and time deposits of domestic and foreign banks and savings and loan associations. The Fund will limit such investments to 20% of its total assets.



Changes in the value of portfolio securities will not affect cash income, if any, derived from these securities but will affect the Fund's net asset value. Because the Fund invests primarily in equity securities, which fluctuate in value, the Fund's shares will fluctuate in value.



The investment policies of the Fund may be changed without an affirmative vote of the holders of a majority of the Fund's outstanding voting securities unless
(1) a policy is expressly deemed to be a fundamental policy of the Fund or (2) a policy is expressly deemed to be changeable only by such majority vote.



The Fund is advised by Key Advisers, an indirect subsidiary of KeyCorp, which purchases securities for the Fund consistent with its investment objective and policies and which meet the quality and maturity characteristics established for the Fund.



From time to time, the Fund, to the extent consistent with its investment objective, policies and restrictions, may invest in securities of issuers with which Key Advisers or the Sub-Adviser or its affiliates have a lending relationship.



    ADDITIONAL INFORMATION REGARDING SECURITIES IN WHICH THE FUND MAY INVEST



The following paragraphs provide a brief description of some of the types of securities in which the Fund may invest, the transactions it may make and strategies it may adopt. The Fund may, following notice to its shareholders, take advantage of other investment practices which are not at present contemplated for use by the Fund or which currently are not available but which may be developed, to the extent such investment practices are both consistent with the Fund's investment objective and legally permissible for the Fund.
Such investment practices, if they arise, may involve risks which exceed those involved in the activities described in this Prospectus.



- SHORT-TERM OBLIGATIONS. While the Fund will normally be predominantly invested in equity securities, there may be times when, in Key Advisers' or the Sub-Adviser's opinion, market conditions warrant that, for temporary defensive purposes, the Fund may hold more than 20% of its total assets in short-term obligations. To the extent that the Fund's assets are so invested, they will not be invested so as to meet its investment objective. The instruments may include high grade liquid debt securities such as commercial paper, certificates of deposit, bankers' acceptances, repurchase agreements which mature in less than seven days and United States treasury bills.
Bankers' acceptances are instruments of United States banks which are drafts or bills of exchange "accepted" by a bank or trust company as an obligation to pay on maturity. For a discussion of repurchase agreements, see below.



- INVESTMENT GRADE SECURITIES. The Fund may invest in obligations which are rated at the time of purchase within the four highest rating categories assigned by a nationally recognized statistical ratings organization ("NRSRO") (investment grade) or, if unrated, which Key Advisers or the Sub-Adviser determines to be of comparable quality. The applicable securities ratings are described in the Appendix to the Statement of Additional Information.



- FOREIGN SECURITIES. The Fund may invest in equity securities of foreign issuers, including securities traded in the form of American Depository Receipts. Any investments in foreign securities will be made in accordance with the Fund's investment objective and policies. Foreign securities are subject to special risks, which are described under the caption "Risk Factors--International Investments." The Fund will limit its investments in such securities to 20% of its total assets. The Fund will not hold foreign currency as a result of investment in foreign securities.



-  OPTIONS.  The Fund may engage in writing call options from time to time.
The Fund will write only covered call options (options on securities owned by the Fund and index options). Such options must be listed on a national securities exchange and issued by the Options Clearing Corporation. In order to close out a call option it has written, the Fund will enter into a "closing purchase transaction", i.e., the purchase of a call option on the same security with the same exercise price and expiration date as the call option which the Fund previously wrote on any particular security. When a portfolio security subject to a call option is sold, the Fund will effect a closing purchase transaction to close out any existing call option on that security. If the Fund is unable to effect a closing purchase transaction, it will not be able to sell the underlying security until the option expires or the Fund delivers the underlying security upon exercise. Upon the exercise of an option, the Fund is not entitled to the gains, if any, on securities underlying the options. The Fund intends to limit its investment in call and index options to 25% of its total assets.



The Fund may also purchase put options on securities for the purpose of hedging against market risks related to its securities. The Fund may also purchase index put and call options and write index options. Through the writing or purchase of index options, the Fund can achieve many of the same objectives as through the use of options on individual securities. Utilizing options is a specialized investment technique that entails a substantial risk of a complete loss of the amounts paid as premiums to writers of options.



- FUTURES CONTRACTS. The Fund may also enter into contracts for the future delivery of securities or foreign currencies and futures contracts based on a specific security, class of securities, foreign currency or an index, purchase or sell options on any such futures contracts and engage in related closing transactions. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index.



The Fund may enter into futures contracts in an effort to hedge against market risks. For example, when interest rates are expected to rise or market values of portfolio securities are expected to fall, the Fund can seek to offset a decline in the value of its portfolio securities by entering into futures contract transactions. When interest rates are expected to fall or market values are expected to rise, the Fund, through the purchase of such contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases.

The acquisition of put and call options on futures contracts will give the Fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period.



Aggregate initial margin deposits for futures contracts, and premiums paid for related options, may not exceed 5% of the Fund's total assets (other than in connection with bona fide hedging purposes), and the value of securities that are the subject of such futures and options (both for receipt and delivery) may not exceed one-third of the market value of the Fund's total assets. Futures transactions will be limited to the extent necessary to maintain the Fund's qualification as a regulated investment company.



Futures transactions involve brokerage costs and require the Fund to segregate assets to cover contracts that would require it to purchase securities or currencies. The Fund may lose the expected benefit of futures transactions if interest rates, exchange rates or securities prices move in an unanticipated manner. Such unanticipated changes may also result in poorer overall performance than if the Fund had not entered into any futures transactions. In addition, the value of the Fund's futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities or foreign currencies, limiting the Fund's ability to hedge effectively against interest rate, exchange rate and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions.



- ZERO COUPON BONDS. The Fund is permitted to purchase both zero coupon U.S. government securities and zero coupon corporate securities ("zero coupon bonds"). Zero coupon bonds are purchased at a discount from the face amount because the buyer receives only the right to receive a fixed payment on a certain date in the future and does not receive any periodic interest payments. The effect of owning instruments which do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligations. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to reinvest distributions at a rate as high as the implicit yields on the zero coupon bond, but at the same time eliminates the holder's ability to reinvest at higher rates in the future. For this reason, zero coupon bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities which pay interest currently, which fluctuation increases the longer the period to maturity.



- RECEIPTS. In addition to bills, notes and bonds issued by the U.S. Treasury, the Victory Fund may also purchase separately traded interest and principal component parts of such obligations that are transferable through the Federal book entry system, known as Separately Traded Registered Interest and Principal Securities ("STRIPS") and Coupon Under Book Entry Safekeeping ("CUBES"). These instruments are issued by banks and brokerage firms and are created by depositing Treasury notes and Treasury bonds into a special account at a custodian bank; the custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Receipts include Treasury Receipts ("TRs"), Treasury Investment Growth Receipts ("TIGRs") and Certificates of Accrual on Treasury Securities ("CATS").



STRIPS, CUBES, TRs, TIGRs and CATS are sold as zero coupon securities, which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is amortized over the life of the security, and such amortization will constitute the income earned on the security for both accounting and tax purposes. Because of these features, these securities may be subject to greater interest rate volatility than interest-paying U.S. Treasury obligations. The Fund will limit its investment in such instruments to 20% of its total assets.



- SECURITIES LENDING. In order to generate additional income, the Fund may, from time to time, lend its portfolio securities to broker-dealers, banks or institutional borrowers of securities. The Fund must receive collateral equal to 100% of the securities' value in the form of cash or U.S. Government securities, plus any interest due, which collateral must be marked to market daily by Key Advisers or the Sub-Adviser Should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund. During the time portfolio securities are on loan, the borrower pays the Fund amounts equal to any dividends or interest paid on such securities plus any interest negotiated between the parties to the lending agreement. Loans are subject to termination by the Fund or the borrower at any time. While the Fund does not have the right to vote securities on loan, the Fund intends to terminate the loan and regain the right to vote if that is considered important with respect to the investment. The Fund will only enter into loan arrangements with broker-dealers, banks or other institutions which Key Advisers or the Sub-Adviser has determined are creditworthy under guidelines established by the Trust's Board of Trustees. The Fund intends to limit its securities lending to 33% of total assets.



- WHEN-ISSUED SECURITIES. The Fund may purchase securities on a when-issued or delayed delivery basis. These transactions are arrangements in which the Fund purchases securities with payment and delivery scheduled for a future time. When the Fund agrees to purchase securities on a when-issued basis, the Fund's custodian must set aside cash or liquid portfolio securities equal to the amount of that commitment in a separate account, and may be required to subsequently place additional assets in the separate account to maintain equivalence with the Fund's commitment. Prior to delivery of when-issued securities, their value is subject to fluctuation and no income accrues until their receipt. The Fund engages in when-issued and delayed delivery transactions only for the purpose of acquiring portfolio securities consistent with its investment objective and policies, and not for investment leverage.
In when-issued and delayed delivery transactions, the Fund relies on the seller to complete the transaction; its failure to do so may cause the Fund to miss a price or yield considered to be advantageous.



- VARIABLE AND FLOATING RATE SECURITIES. The Fund may purchase variable and floating rate notes with ratings within the four highest rating groups assigned by an NRSRO or, if unrated, which the Key Advisers or the Sub-Adviser deems to be of comparable quality. The interest rates on these securities may be reset daily, weekly, quarterly, or some other reset period and may be subject to a floor or ceiling. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. There may be no active secondary market with respect to a particular variable or floating rate note. Variable and floating rate notes for which no readily available market exists will be purchased in an amount which, together with other illiquid securities held by the Fund, does not exceed 15% of the Fund's total assets unless such notes are subject to a demand feature that will permit the Fund to receive payment of the principal within seven days after demand therefor.



- REPURCHASE AGREEMENTS. Under the terms of a repurchase agreement, the Fund acquires securities from financial institutions or registered broker-dealers, subject to the seller's agreement to repurchase such securities at a mutually agreed upon date and price. The seller is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). If the seller were to default on its repurchase obligation or become insolvent, the Fund would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price, or to the extent that the disposition of such securities by the Fund was delayed pending court action. Repurchase agreements are considered by the staff of the Commission to be loans by the Fund.



- REVERSE REPURCHASE AGREEMENTS. The Fund may borrow funds for temporary purposes by entering into reverse repurchase agreements. Pursuant to such agreements, the Fund sells portfolio securities to financial institutions such as banks and broker-dealers, and agrees to repurchase them at a mutually agreed-upon date and price. At the time the Fund enters into a reverse repurchase agreement, it must place in a segregated custodial account assets having a value equal to the repurchase price (including accrued interest); the collateral will be marked to market on a daily basis, and will be continuously monitored to ensure that such equivalent value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings under the Investment Company Act of 1940 (the "1940 Act").



- INVESTMENT COMPANY SECURITIES. The Fund may invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the securities of any one investment company or invest more than 10% of its total assets in the securities of other investment companies. Pursuant to an exemptive order received by the Victory Portfolios from the Commission, the Fund may invest in the money market funds of the

Victory Portfolios. Key Advisers or the Sub-Adviser will waive its fee attributable to the Fund's assets invested in a fund of the Victory Portfolios, and, to the extent required by the laws of any state in which shares of the Fund are sold, Key Advisers or the Sub-Adviser will waive its investment advisory fees as to all assets invested in other investment companies. Because such other investment companies employ an investment adviser, such investment by the Fund will cause shareholders to bear duplicative fees, such as management fees, to the extent such fees are not waived by Key Advisers or the Sub-Adviser.



- BORROWING. The Fund may enter into commitments to purchase securities in accordance with its investment program, including delayed-delivery and when-issued securities and reverse repurchase agreements, provided that the total amount of any such borrowing does not exceed 33 1/3% of the Fund's total assets. The Fund may borrow money for temporary or emergency purposes in an amount not exceeding 5% of the value of its total assets at the time when the loan is made. Any borrowings representing more than 5% of the Fund's total assets must be repaid before the Fund may make additional investments. The Fund does not currently intend to borrow for leveraging purposes.



- ILLIQUID INVESTMENTS AND RESTRICTED SECURITIES. The Fund may invest up to 15% of its net assets in illiquid investments (investments that cannot be readily sold within seven days in the usual course of business at approximately the price at which the Fund has valued them), including Restricted Securities (as defined below) deemed to be illiquid. Under the supervision of the Trustees, Key Advisers or the Sub-Adviser determines the liquidity of the Fund's investments. The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Fund to sell them promptly at an acceptable price. "Restricted Securities" are securities which are subject to restrictions on resale due to acquisition without registration under the Securities Act of 1933, as amended (the "1933 Act"). Unless registered for sale, these securities can only be sold in privately negotiated transactions or pursuant to an exemption from registration. See "Private Placement Investments," below.



- PRIVATE PLACEMENT INVESTMENTS. The Fund may invest in commercial paper issued in reliance on the exemption from registration afforded by Section 4(2) of the 1933 Act. Section 4(2) commercial paper is generally sold to institutional investors, such as the Fund, that agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) commercial paper is normally resold to other institutional investors like the Fund through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) commercial paper, thus providing liquidity. The Fund believes that Section 4(2) commercial paper and possibly certain other Restricted Securities that meet the criteria for liquidity established by the Trustees are quite liquid. The Fund intends, therefore, to treat the Restricted Securities that meet the criteria for liquidity established by the Trustees, including Section 4(2) commercial paper, as determined by Key Advisers or the Sub-Adviser, as liquid and not subject to the investment limitation applicable to illiquid securities. Therefore, the Fund will generally purchase Section 4(2) commercial paper without regard to the Fund's restriction on illiquid securities.



The ability of the Trustees to determine the liquidity of certain Restricted Securities is permitted under a position of the Staff of the Commission set forth in the adopting release for Rule 144A under the 1933 Act (the "Rule"). The Rule is a nonexclusive safe-harbor providing an exemption from registration under the 1933 Act for resales of Restricted Securities to qualified institutional buyers. The Rule was expected to further enhance the liquidity of the secondary market for the types of securities eligible for resale under Rule 144A. The Victory Portfolios believes that the staff of the Commission has left the question of determining the liquidity of all Restricted Securities to the Trustees. The Trustees consider the following criteria in determining the liquidity of certain restricted securities: the frequency of trades and quotes for the security; the number of dealers willing to purchase or sell the security and the number of other potential buyers; dealer undertakings to make a market in the security; and the nature of the security and the nature of the marketplace trades.

INVESTMENT RISKS



- INTERNATIONAL INVESTMENTS. Generally, investments in securities of foreign companies involve greater risks than are present in U.S. investments. Compared to U.S. and Canadian companies, there is generally less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. Securities of some foreign companies are less liquid, and their prices more volatile, than securities of comparable U.S. companies. Settlement of transactions in some foreign markets may be delayed or may be less frequent than in the U.S., which could affect the liquidity of the Fund's investment. In addition, with respect to some foreign countries, there is the possibility of nationalization, expropriation or confiscatory taxation; limitations on the removal of securities, property or other assets of the Fund; political or social instability; increased difficulty in obtaining legal judgments; or diplomatic developments which could affect U.S. investments in those countries. The Fund's investment advisers will take such factors into consideration in managing the Fund's investments.



- CERTAIN INVESTMENT TECHNIQUES. Certain investment management techniques which the Fund may use, such as the purchase and sale of futures and options, described above, may expose the Fund to special risks. These products may be used to adjust the risk and return characteristics of the Fund's portfolio of investments. These various products may increase or decrease exposure to security prices, interest rates, or other factors that affect security values, regardless of the issuer's credit risk. Regardless of whether the intent was to decrease risk or increase return, if market conditions do not perform consistently with expectations, these products may result in a loss. In addition, losses may occur if counterparties involved in transactions do not perform as promised. These products may expose the Fund to potentially greater risk of loss than more traditional equity investments.



NOTE: The Statement of Additional Information contains information about certain investment practices and portfolio securities of the Fund. The Statement of Additional Information also contains information about investment restrictions designed to reduce the risk of an investment in the Fund.




                           LIMITING INVESTMENT RISKS



The following summarizes the Fund's principal investment limitations. A complete listing is contained in the Statement of Additional Information.



1. (a) The Fund may borrow money solely for temporary or emergency purposes, but not in an amount exceeding 33% of its total assets. (b) The Fund may borrow money from banks or by engaging in reverse repurchase agreements. (c) The Fund will not purchase securities when borrowings exceed 5% of its total assets. If the Fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. To this extent, purchasing securities when borrowings are outstanding may involve an element of leverage.



2. The Fund will not purchase a security if, as a result, more than 15% of its net assets would be invested in illiquid securities. The Fund may invest up to 15% of its net assets in illiquid investments (investments that cannot be readily sold within seven days in the usual course of business at approximately the price at which the Fund has valued them), including restricted securities deemed to be illiquid. Under the supervision of the Trustees, Key Advisers or the Sub- Adviser determines the liquidity of the Fund's investments. The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Fund to sell them promptly at an acceptable price.

Except for the Fund's investment objective and the percentage limitation on borrowing in limitation 1(a), the investment policies described in this Prospectus are not fundamental. Non-fundamental limitations may be changed without shareholder approval. Whenever an investment policy or limitation states a maximum percentage of the Fund's assets that may be invested, such percentage limitation will be determined immediately after and as a result of the investment, except in the case of borrowing (or other activities that may be deemed to result in the issuance of a "senior security" under the 1940 Act). Any subsequent change in values, assets, or other circumstances will not be considered when determining whether the investment complies with the Fund's investment policies and limitations. If the value of a Fund's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board of Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity.




PORTFOLIO TRANSACTIONS



Brokerage firms are utilized to conduct securities transactions for the Fund. Broker-dealers are chosen by judging professional ability and quality of service.



Key Advisers or the Sub-Adviser may allocate transactions to broker-dealers who help distribute the Fund's shares or the shares of the other funds of the Victory Portfolios, to the extent permitted by law. Key Advisers or the Sub-Adviser will make such allocations only if brokerage fees are comparable to those charged by non-affiliated, qualified broker-dealers for similar services.



Key Advisers or the Sub-Adviser may engage in short-term trading with respect to the Fund when it believes it is consistent with the Fund's investment objective and policies. The frequency of portfolio transactions--the Fund's turnover rate--will vary from year for to year depending on market conditions.



For the fiscal year ended October 31, 1995, the annual portfolio turnover rate for the Fund was ______%, compared to 39.05% for the prior fiscal year.



                       HOW TO INVEST, EXCHANGE AND REDEEM


HOW TO INVEST

   Shares may be purchased directly or through an Investment Professional. Investment Professionals are securities brokers or other financial institutions that have entered into selling or servicing agreements with the Fund or the Distributor. Shares are also available to clients of bank trust departments who have qualified trust accounts. The minimum investment is $500 for the initial purchase and $25 thereafter. Accounts set up through a bank trust department or an Investment Professional may be subject to different minimums.

- Investing Through Your Investment Professional. Your Investment Professional will place your order with the Transfer Agent on your behalf. You may be required to establish a brokerage or agency account. Your Investment Professional will notify you whether subsequent trades should be directed to the Investment Professional or directly to the Fund's Transfer Agent. Accounts established with Investment Professionals may have different features, requirements and fees. In addition, Investment Professionals may charge for their services. Information regarding these features, requirements and fees will be provided by the Investment Professional. If you are purchasing shares of any Fund through a program of services offered or administered by your Investment Professional, you should read the program materials in conjunction with this Prospectus.

- Investing Through The Systematic Investment Plan. You can use the Systematic Investment Plan to purchase shares directly from your bank account. Please refer to "Systematic Investment Plan" below for more details.

- Investing Through Your Bank Trust Department. Your bank trust department may require a minimum investment and may charge additional fees. Fee schedules for such accounts are available upon request and are detailed in the agreements by which a client opens the desired account. Your bank trust department may require a completed and signed application for the Fund in which an investment is made. Additional documents may be required from corporations, associations, and certain fiduciaries. Any account information, such as balances, should be obtained through your bank trust department. Additional purchases, exchanges or redemptions should also be coordinated through your bank trust department. Contact your bank trust department for instructions.


The services rendered by a bank trust department, including affiliates of Key Advisers or the Sub-Adviser, in the management of its accounts are not duplicative of any of the services for which Key Advisers or the Sub-Adviser as the investment adviser or sub- adviser, respectively, is compensated for advising the Fund. The charges paid by clients of bank trust departments, or their affiliates, should be considered in calculating the net yield and return on investments in the Fund, although such charges do not affect the Fund's dividends and distributions.


INVESTING DIRECTLY

BY MAIL: You may purchase shares by completing and signing an account application (initial purchase only) and mailing it, together with a check (or other negotiable bank draft or money order) in the amount of at least the minimum investment requirement to, The Victory Value Fund, Primary Funds Service Corporation, P.O. Box 9741, Providence, RI 02940-9741. Subsequent purchases may be made in the same manner.

BY WIRE: Call 800-539-3863 to set up your Fund account to accommodate wire transactions. YOU MUST CALL THE TRANSFER AGENT BEFORE WIRING FUNDS. You will begin to earn dividends on the first business day following receipt of your wire. Federal funds (monies transferred from one bank to another through the Federal Reserve System with same-day availability) should be wired to:

         Boston Safe Deposit & Trust Co.
         ABA #011001234
         Credit PFSC DDA#16-918-8
         The Victory Portfolios:  Value Fund

You must include your account number, your name(s), tax identification number(s) and the control number assigned by the Transfer Agent. The Fund does not impose a fee for wire transactions, although your bank may charge you a fee for this service.

Shares are sold at the public offering price based on the net asset value that is next determined after the Transfer Agent receives the purchase order. In most cases, to receive that day's offering price, the Transfer Agent must receive your order as of the close of regular trading of the New York Stock Exchange ("NYSE") (generally 4:00 pm Eastern time) (the "Valuation Time") on each Business Day (as defined in "Net Asset Value Per Share")of the Fund. If you buy shares through an Investment Professional, the Investment Professional must receive your order in a timely fashion on a regular Business Day and transmit it to the Transfer Agent so that it is received before the close of business that day. The Transfer Agent may reject any purchase order for the Fund's shares, in its sole discretion.

It is the responsibility of your Investment Professional to transmit your order to purchase shares to the Transfer Agent in a timely fashion in order for you to receive that day's share price. The Fund must receive payment within three business days after an order is placed. Otherwise, the purchase order will be canceled and you could be held liable for resulting fees and/or losses.

INVESTMENT REQUIREMENTS

All purchases must be made in U.S. dollars. Checks must be drawn on U.S. banks. No cash will be accepted. If you make a purchase with more than one check, each check must have a value of at least $25, and the minimum investment requirement still applies. The Fund reserves the right to limit the number of checks processed at one time. If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees incurred. Payment for the purchase is expected at the time of the order. If payment is not received within three business days of the date of the order, the order may be canceled, and you could be held liable for resulting fees and/or losses.

Shares are sold at their offering price, which is normally net asset value plus an initial sales charge. However, in some cases, described below, where purchases are not subject to an initial sales charge, the offering price may be net asset value. In some cases, reduced sales charges may be available, as described below. When you invest, the Fund receives the net asset value for your account. The sales charge varies depending on the amount of your purchase and a portion may be retained by the Distributor and allocated to your Investment Professional. The Victory Portfolios has a reinstatement policy which allows an investor who redeems his/her shares originally purchased with a sales charge to reinvest within 90 days without incurring an additional sales charge. The current sales charge rates and commissions paid to Investment Professionals are as follows:

                                             FRONT-END SALES CHARGE
                                               AS A PERCENTAGE OF:
                                             ----------------------
                                           OFFERING       NET AMOUNT         DEALER
AMOUNT OF PURCHASE                          PRICE          INVESTED        REALLOWANCE
------------------                         --------       ----------       -----------
Less than $49,999                            4.75%           4.99%            4.00%
$50,000 to $99,999                           4.50%           4.71%            4.00%
$100,000 to $249,999                         3.50%           3.63%            3.00%
$250,000 to $499,999                         2.25%           2.30%            2.00%
$500,000 to $999,999                         1.75%           1.78%            1.50%
$1,000,000 and above                         0.00%           0.00%               *

*        There is no initial sales charge on purchases of $1 million or more.
         Investment Professionals will be compensated at the rate of up to 0.25% of such purchases.

The Distributor reserves the right to reallow the entire commission to dealers. If that occurs, the dealer may be considered an "underwriter" under Federal securities laws.

The Distributor may pay all or a portion of any applicable sales charges and service fees to Investment Professionals who sell shares of the Fund and provide ongoing sales support services or shareholder support services. For the three-year period commencing April 30, 1994, for activities in maintaining and servicing accounts of customers invested in the Fund, First Albany Corporation ("First Albany") and PFIC Securities Corporation ("PFIC") may receive payments from the Distributor equal to two-thirds of the Dealer Retention (as defined below) on any shares of the Fund (and other funds of the Victory Portfolios) sold by First Albany or PFIC and their broker-dealer affiliates. "Dealer Retention" is an amount equal to the difference between the applicable sales charge and such part of the sales charge which is reallowed to broker-dealers.

The Distributor, at its expense, may also provide additional cash compensation to dealers in connection with sales of shares of the Fund. The maximum cash compensation payable by the Distributor is currently 4.00% of the offering price. In addition, the Distributor will, from time to time and at its own expense, provide compensation, including financial assistance, to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding one or more Victory Portfolios and/or other dealer-sponsored special events including payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature. Compensation will include the following types of non-cash compensation offered through sales contests: (1) vacation trips including the provision of travel arrangements and lodging; (2) tickets for entertainment events (such as concerts, cruises and sporting events) and (3) merchandise (such as clothing, trophies, clocks and pens). Dealers may not use sales of the Fund's shares to qualify for this compensation to the extent such may be prohibited by the laws of any state or any self-regulatory organization, such as the National Association of Securities Dealers, Inc. None of the aforementioned compensation is paid for by the Fund or its shareholders.

REDUCED SALES CHARGES. You may be eligible to buy shares at reduced sales charge rates in one or more of the following ways:

LETTER OF INTENT. An investor may obtain a reduced sales charge by means of a written Letter of Intent which expresses the investor's intention to purchase shares of the Fund at a specified total public offering price within a 13-month period.

A Letter of Intent is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 5% of the total amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed shares will be involuntarily redeemed to pay the additional sales charge, if necessary. Dividends (if any) on escrowed shares, whether paid in cash or reinvested in additional shares, are not subject to escrow. The escrowed shares will not be available for disposal by the investor until all purchases pursuant to the Letter of Intent have been made or the higher sales charge has been paid. When the full amount indicated has been purchased, the escrow will be released. A Letter of Intent may include purchases of shares made not more than 90 days prior to the date the investor signs a Letter of Intent; however, the 13-month period during which the Letter of Intent is in effect will begin on the date of the earliest purchase to be included. An investor may combine purchases that are made in an individual capacity with (1) purchases that are made by members of the investor's immediate family and (2) purchases made by businesses that the investor owns as sole proprietorships, for purposes of obtaining reduced sales charges by means of a written Letter of Intent. In order to accomplish this, however, investors must designate on the account application the accounts that are to be combined for this purpose. Investors can only designate accounts that are open at the time the Letter of Intent is executed.

If an investor qualifies for a further reduced sales charge because the investor has either purchased more than the dollar amount indicated on the Letter of Intent or has entered into a Letter of Intent which includes shares purchased prior to the date of the Letter of Intent, the difference in the sales charge will be used to purchase additional shares of the Fund on behalf of the investor; thus the total purchases (included in the Letter of Intent) will reflect the applicable reduced sales charge of the Letter of Intent.

For investors who purchase more than the dollar amount indicated on the Letter of Intent or enter into a Letter of Intent that includes shares purchased prior to the date of the Letter of Intent and qualify for a reduced sales charge, all such additional shares will be immediately purchased in the form of additional shares and credited to the investor's account at the then current public offering price applicable to a single purchase of the total amount of the purchases.

For further information about Letters of Intent, interested investors should contact the Transfer Agent at 800-539-3863. This program, however, may be modified or eliminated at any time without notice.

RIGHT OF ACCUMULATION AND CONCURRENT PURCHASES

A shareholder may qualify for a reduced sales charge on purchases of shares of the Fund and other funds of the Victory Portfolios by combining a current purchase with purchases of another fund(s) or with certain prior purchases of shares of the Victory Portfolios. The applicable sales charge is based on the sum of (i) the purchaser's current purchase plus (ii) the current public offering price of the purchaser's previous purchases of (a) all shares held by the purchaser in the Fund and (b) all shares held by the purchaser in any other fund of the Victory Portfolios (except money market funds).

To receive the applicable public offering price pursuant to the right of accumulation, shareholders must provide the Transfer Agent with sufficient information at the time of purchase to permit confirmation of qualification. Accumulation privileges may be amended or terminated without notice at any time by the Distributor.

- WAIVERS OF SALES CHARGES. No sales charge is imposed on sales of shares to the following categories of persons (which categories may be changed or eliminated at any time):

(1) Current or retired trustees of the Victory Portfolios; employees, directors, trustees, and their family members of KeyCorp or an Affiliated Provider (Affiliated Providers refer to affiliates and subsidiaries of KeyCorp and service providers to the Victory Portfolios and the Victory Shares (collectively, the "Victory Group")), dealers having an agreement with the Distributor and any trade organization to which Key Advisers, the Sub-Adviser or the Administrator belongs;

(2) Investors who purchase shares for trust, investment management or certain other advisory accounts established with KeyCorp or any of its affiliates;

(3) Investors who purchase shares through a 401(k) plan sponsored by an Affiliated Provider;

(4) Investors who reinvest assets received in a distribution from a qualified, non-qualified or deferred compensation plan, agency, trust or custody account that was either (a) maintained by KeyCorp or an Affiliated Provider, or (b) invested in a fund of the Victory Group;

(5) Investors who, within 90 days of redemption, use the proceeds from the redemption of shares of another mutual fund complex for which they previously paid a front end sales charge or sales charge upon redemption of shares; and

(6) Shareholders of the former Investors Preference Fund For Income, Inc. and the Investors Preference New York Tax-Free Fund, Inc. who have continuously maintained accounts with a fund or funds of the Victory Group with a balance of $250,000 or more (investors with less than $250,000 will pay any applicable sales loads).


SPECIAL INVESTOR SERVICES

- THE SYSTEMATIC INVESTMENT PLAN. You can make regular investments in the Fund and all other funds of the Victory Group with the Systematic Investment Plan by completing the appropriate section of the account application and attaching a voided personal check with your bank's magnetic ink coding number across the front. If your bank account is jointly owned, be sure that all owners sign. You must first meet the Fund's initial investment requirement of $500, then investments may be made monthly by automatically deducting $25 or more from your bank checking account. For officers, trustees, directors and employees, including retired directors and employees, of the Victory Group, KeyCorp and its affiliates, and the Administrator and its affiliates (and family members of each of the foregoing, i.e., parents and children) who participate in the Systematic Investment Plan, there is no minimum initial investment required. You may change the amount of your monthly purchase at any time. A bank draft form must be completed for this option. Your bank checking account will be debited on the date indicated on your Account Application. Shares will be purchased at the offering price next determined following receipt of the order by the Transfer Agent. You may cancel the Systematic Investment Plan at any time without payment of a cancellation fee. Your monthly account statement will reflect systematic investment transactions, and a debit entry will appear on your bank statement.

- TELEPHONE TRANSACTIONS. You can initiate any transaction by telephone. You may call the Transfer Agent toll-free at 800-539-3863 or call your Investment Professional or bank trust department. See "Shareholder Account Rules and Policies" for more information about telephone transactions.

- THE SYSTEMATIC WITHDRAWAL PLAN. You can make regular withdrawals from your account in any fund of the Victory Group with the Systematic Withdrawal Plan by completing the appropriate section of the account application. If you own shares in a fund worth $5,000 or more, you can have monthly, quarterly, semi-annual or annual checks sent from your account directly to you, to a person named by you, or to your bank checking account. The required minimum withdrawal is $25. If you are having checks sent to your bank checking account, attach a voided personal check with your bank's magnetic coding number across the front of the account application. If your account is jointly owned, be sure that all owners sign the application. You may obtain information about the Systematic Withdrawal Plan by contacting your Investment Professional.
Your Systematic Withdrawal Plan payments are drawn from share redemptions. If Systematic Withdrawal Plan redemptions exceed dividend distributions paid on your Fund shares, your account eventually may be exhausted. If any applicable sales charges are applied to new purchases of shares of the Fund, it is to your disadvantage to buy shares of the Fund while also making systematic redemptions.

Your account will be debited on the date you indicate on your Account Application. Shares will be redeemed at the NAV as determined on the debit date indicated on your Account Application. You may cancel the Systematic Withdrawal Plan at any time without payment of a cancellation fee. Each Systematic Withdrawal Plan transaction will appear as a debit entry on your monthly account statement.

- RETIREMENT PLANS. Retirement plans can be among the best tax-planning vehicles available to individuals. Call your Investment Professional for more information on the plans and their benefits, provisions and fees. Your Investment Professional can set up your new account in the Fund under one of several tax-sheltered plans. These plans let you invest for retirement and shelter your investment income from current taxes. Plans include Individual Retirement Accounts (IRAs) and Rollover IRAs. Other fees may be charged by the IRA custodian or trustee.

HOW TO REDEEM SHARES

You may redeem all or a portion of your shares on any day that the Fund is open for business (see "Share Price" below). Shares will be redeemed at the NAV next calculated after the Transfer Agent has received the redemption request. If the Fund account is closed, any accrued dividends will be paid at the beginning of the following month.

You may redeem shares in several ways:

BY MAIL:  Send a written request to:      The Victory Portfolios:  Value Fund
                                          P.O. Box 9741
                                          Providence, RI 02940-9741

Write a "letter of instruction" with your name, the Fund's name, your Fund account number, the dollar amount or number of shares to be redeemed, and any additional requirements that apply to each particular account. You will need the letter of instruction signed by all persons required to sign for transactions, exactly as their names appear on the account application. A signature guarantee is required if: you wish to redeem more than $10,000 worth of shares; your Fund account registration has changed within the last 60 days; the check is not being mailed to the address on your account; the check is not being made out to the account owner; or the redemption proceeds are being transferred to another Victory Group account with a different registration.
The following institutions should be able to provide you with a signature guarantee: banks, brokers, dealers, credit unions (if authorized under state law), securities exchanges and associations, clearing agencies, and savings associations. A signature guarantee may not be provided by a notary public. A signature guarantee is designed to protect you, the Fund, and its agents from fraud. The Transfer Agent reserves the right to reject any signature guarantee if (1) it has reason to believe that the signature is not genuine, (2) it has reason to believe that the transaction would otherwise be improper, or (3) the guarantor institution is a broker or dealer that is neither a member of a clearing corporation nor maintains net capital of at least $100,000.

BY WIRE: You may make redemptions by wire provided you have established a Fund account to accommodate wire transactions. If telephone instructions are received before Valuation Time (generally 4:00 p.m. Eastern time), proceeds of the redemption will be wired as federal funds on the next Business Day to the bank account designated with the Transfer Agent. You may change the bank account designated to receive an amount redeemed at any time by sending a letter of instruction with a signature guarantee to the Transfer Agent, Primary Funds Service Corporation, P.O. Box 9741, Providence, RI 02940-9741.

BY TELEPHONE: To redeem by telephone, you may call the Transfer Agent toll free at 800-539-3863 or call your Investment Professional or bank trust department. See "Shareholder Account Rules and Policies" for more information about telephone transactions.

ADDITIONAL REDEMPTION REQUIREMENTS: The Fund may withhold payment on redemptions until it is reasonably satisfied that investments made by check have been collected, which can take up to 15 days. Also, when the NYSE is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closings, or under any emergency circumstances as determined by the Commission to merit such action, the right of redemption may be suspended or the date of payment postponed for a period of time that may exceed 7 days. In addition, the Fund reserves the right to advance the time on that day by which purchase and redemption orders must be received. To the extent that portfolio securities are traded in other markets on days when the NYSE is closed, the Fund's NAV may be affected on days when investors do not have access to the Fund to purchase or redeem shares.

If you are unable to reach the Transfer Agent by telephone (for example, during times of unusual market activity), consider placing your order by mail directly to the Transfer Agent. In case of suspension of the right of redemption, you may either withdraw your request for redemption or receive payment based on the NAV next determined after the termination of the suspension. If your balance in a Fund falls below $500, you may be given 60 days' notice to reestablish the minimum balance (except with respect to officers, trustees, directors and employees, including retired directors and employees, of the Victory Portfolios, KeyCorp and its affiliates, and the Administrator and its affiliates (and family members of each of the foregoing, i.e., parents, children and household members) participating in the Systematic Investment Plan, to whom no minimum balance requirement applies). If you do not increase your balance, your account may be closed and the proceeds mailed to you at the address on record. Shares will be redeemed at the last calculated NAV on the day the account is closed.

HOW TO EXCHANGE SHARES

Shares of the Fund may be exchanged for shares of certain funds of the Victory Group at net asset value per share at the time of exchange, without a sales charge. To exchange shares, you must meet several conditions:

- Shares of the fund selected for exchange must be available for sale in your state of residence.

- The prospectuses of this Fund and the fund whose shares you want to buy must offer the exchange privilege.

- You must hold the shares you buy when you establish your account for at least 7 days before you can exchange them; after the account is open 7 days, you can exchange shares every regular Business Day.

- You must meet the minimum purchase requirements for the fund you purchase by exchange.

- The registration and tax identification numbers of the two accounts must be identical.

-        Before exchanging into a fund, obtain and read its prospectus.

Shares of a particular class may be exchanged only for shares of the same class in the other funds of the Victory Group. For example, you can exchange shares of this Fund only for Class A shares of another fund. At present, not all of the funds offer the same two classes of shares. If a fund has only one class of shares that does not have a class designation, they are "Class A" shares for exchange purposes. In some cases, sales charges may be imposed on exchange transactions. Certain funds offer Class A or Class B shares and a list can be obtained by calling the Transfer Agent at 800-539-3863. Please refer to the Statement of Additional Information for more details about this policy.

Telephone exchange requests may be made either by calling your Investment Professional or the Transfer Agent at 800-539-3863 prior to valuation time (generally 4:00 p.m. Eastern time) on any Business Day.

You can obtain a list of eligible funds of the Victory Group by calling the Transfer Agent at 800-539-3863. Exchanges of shares involve a redemption of the shares of the Fund and a purchase of shares of the other portfolio.

There are certain exchange policies you should be aware of:

- Shares are normally redeemed from one fund and purchased from the other fund in the exchange transaction on the same Business Day on which the Transfer Agent receives an exchange request by Valuation Time (generally 4:00 p.m. Eastern time) that is in proper form, but either fund may delay the purchase of shares of the fund into which you are exchanging if it determines it would be disadvantaged by a same-day transfer of the proceeds to buy shares. For example, the receipt of multiple exchange requests from a dealer in a "market-timing" strategy might require the disposition of securities at a time or price disadvantageous to the Fund.

- Because excessive trading can hurt fund performance and harm shareholders, the Victory Portfolios reserves the right to refuse any exchange request that will disadvantage it, or to refuse multiple exchange requests submitted by a shareholder or dealer.

- The Fund may amend, suspend or terminate the exchange privilege at any time upon 60 days' written notice to shareholders.

- If the Transfer Agent cannot exchange all the shares you request because of a restriction cited above, only the shares eligible for exchange will be exchanged.

-  Each exchange may produce a gain or loss for tax purposes.

Shareholders of the former Investors Preference Fund for Income, Inc. and Investors Preference New York Tax-Free Fund, Inc. will not be subject to any additional sales load upon an exchange of shares attributable to an Investors Preference Funds account for shares of other funds of the Victory Portfolios.

SHAREHOLDER ACCOUNT RULES AND POLICIES

- NET ASSET VALUE PER SHARE. The term "net asset value per share," or "NAV", means the value of one share. The NAV is calculated by adding the value of all its investments, plus cash and other assets, deducting liabilities, and then dividing the result by the number of shares outstanding. The NAV of the Fund is determined and its shares are priced as of the close of regular trading of the New York Stock Exchange (NYSE), (generally 4:00 p.m. Eastern Time) (the "Valuation Time") on each Business Day of the Fund. A "Business Day" is a day on which the NYSE is open for trading, the Federal Reserve Bank of Cleveland is open, and any other day (other than a day on which no shares of the Fund are tendered for redemption and no order to purchase any shares is received) during which there is sufficient trading in its portfolio instruments that the Fund's net asset value per share might be materially affected. The NYSE or the Federal Reserve Bank of Cleveland will not be open in observance of the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans' Day, Thanksgiving Day, and Christmas Day.

The Fund's securities are valued primarily on the basis of market quotations or, if quotations are not readily available, by a method that the Board of Trustees believes accurately reflects fair value. Fair value of these portfolio securities is determined by an independent pricing service approved by the Trustees based primarily upon information concerning market transactions and dealers quotations for similar securities.

- THE OFFERING OF SHARES may be suspended during any period in which the determination of net asset value is suspended, and the offering may be suspended by the Trustees at any time the Trustees believe it is in the Fund's best interest to do so.

- TELEPHONE TRANSACTION PRIVILEGES for purchases, redemptions or exchanges may be modified, suspended or terminated by the Fund at any time. If an account has more than one owner, the Fund and the Transfer Agent may rely on the instructions of any one owner. Telephone privileges apply to each owner of the account and the dealer representative of record for the account unless and until the Transfer Agent receives cancellation instructions from an owner of the account.

- TELEPHONE INSTRUCTIONS. Generally, neither the Fund, the bank trust department nor the Transfer Agent will be responsible for any claims, losses or expenses for acting on telephone instructions that are reasonably believed to be genuine. The Transfer Agent and the Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine and if they do not employ reasonable procedures they may be liable for any losses due to unauthorized or fraudulent instructions. The identification procedures may include, but are not limited to, the following: account number, registration and address, personalized security codes, taxpayer identification number and other information particular to the account. Your Investment Professional, bank trust department or the Transfer Agent may also record calls, and you should verify the accuracy of your confirmation statements immediately after you receive them.

- REDEMPTION OR TRANSFER REQUESTS WILL NOT BE HONORED UNTIL THE TRANSFER AGENT RECEIVES ALL REQUIRED DOCUMENTS IN PROPER FORM. From time to time, the Transfer Agent in its discretion may waive certain of the requirements for redemptions stated in this Prospectus.

- DEALERS THAT CAN PERFORM ACCOUNT TRANSACTIONS FOR THEIR CLIENTS BY PARTICIPATING IN NETWORKING through the National Securities Clearing Corporation are responsible for obtaining their clients' permission to perform those transactions and are responsible to their clients who are shareholders of the Victory Portfolios if the dealer performs any transaction erroneously.

- THE REDEMPTION PRICE FOR SHARES WILL VARY from day to day because the value of the securities in the Fund fluctuates, and the value of your shares may be more or less than their original cost.

- PAYMENT FOR REDEEMED SHARES is made ordinarily in cash and forwarded by check within three business days after the Transfer Agent receives redemption instructions in proper form, except under unusual circumstances determined by the Commission delaying or suspending such payments. The Transfer Agent may delay forwarding a check for recently purchased shares, but only until the purchase payment has cleared. That delay may be as much as 15 days from the date the shares were purchased. That delay may be avoided if you arrange with your bank to provide telephone or written assurance to the Transfer Agent that your purchase payment has cleared.

- INVOLUNTARY REDEMPTIONS OF SMALL ACCOUNTS. If your account value has fallen below $500, you will be given 60 days' notice to reestablish the minimum balance. If you do not increase your minimum balance, your account may be closed and the proceeds mailed to you at the record address. In some cases involuntary redemptions may be made to repay the Distributor for losses from the cancellation of share purchase orders. Under unusual circumstances, shares of the Fund may be redeemed "in kind," which means that the redemption proceeds will be paid with securities from the Fund. Please refer to the Statement of Additional Information for more details.

- "BACKUP WITHHOLDING" of Federal income tax may be applied at the rate of 31% from dividends, distributions and redemption proceeds (including exchanges) if you fail to furnish the Victory Portfolios with a certified Social Security or taxpayer identification number when you sign your application, or if you violate Internal Revenue Service regulations on tax reporting of dividends.

- THE VICTORY PORTFOLIOS DOES NOT CHARGE A REDEMPTION FEE, but if your Investment Professional handles your redemption, they may charge a separate service fee.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS. The Fund ordinarily declares and pays dividends from its net investment income quarterly. The Fund distributes substantially all net capital gains, if any, to shareholders each year, to the extent necessary to qualify for favorable federal tax treatment.

CAPITAL GAINS. The Fund may make distributions annually out of any net short-term or long-term capital gains, and the Fund may make supplemental distributions of dividends and capital gains following the end of its fiscal year.

DISTRIBUTION OPTIONS

When you fill out your account application, you can specify how you want to receive your dividend distributions. Currently, there are five available options:

1. REINVESTMENT OPTION. Your income and capital gain dividends, if any, will be automatically reinvested in additional shares of the Fund. Income and capital gain dividends will be reinvested at the net asset value of the Fund as of the day after the record date. If you do not indicate a choice on your application, you will be assigned this option.

2. CASH OPTION. You will receive a check for each income or capital gain dividend, if any. Distribution checks will be mailed no later than 7 days after the dividend payment date which may be more than 7 days after the dividend record date.

3. INCOME EARNED OPTION. You will have your capital gain dividend distributions, if any, reinvested automatically in the Fund and have your income dividends paid in cash.

4. DIRECTED DIVIDENDS OPTION. You will have income and capital gain dividends, or only capital gain dividends, automatically reinvested in shares of another fund of the Victory Group. Shares will be purchased at the NAV as of the dividend record date. If you are reinvesting dividends of a fund sold without a sales charge in shares of a fund sold with a sales charge, the shares will be purchased at the public offering price. If you are reinvesting dividends of a fund sold with a sales charge in shares of a fund sold with or without a sales charge, the shares will be purchased at the net asset value of the fund. Dividend distributions can be directed only to an existing account with a registration that is identical to that of your Fund account.

5. DIRECTED BANK ACCOUNT OPTION. You will have your income and capital gain dividends, or only your income dividends, automatically transferred to your bank checking or savings account. The amount will be determined on the dividend record date and will normally be transferred to your account within 7 days of the dividend record date. Dividend distributions can be directed only to an existing account with a registration that is identical to that of your Fund account. Please call or write the Transfer Agent to learn more about this dividend distribution option.

Any election or revocation of any of the above dividend distribution options may be made in writing to the Fund and sent to Primary Funds Service Corporation, P.O. Box 9741, Providence, RI 02940-9741, or by calling the

Transfer Agent at 800-539-3863, and will become effective with respect to dividends having record dates after receipt of the application or request by the Transfer Agent.

Reinvested dividend distributions receive the same tax treatment as dividend distributions paid in cash.

COMPLETE REDEMPTIONS: If you request a complete redemption of all your Fund shares, any dividend accrued to your account will be included in the redemption check.

STATEMENTS AND REPORTS: You will receive a monthly statement reflecting all transactions that affect the share balance or the registration of your Fund account. You will receive a confirmation after every transaction that affected the share balance of your Fund account, except for dividend reinvestment, systematic investment and systematic withdrawal transactions. These transactions will be detailed in your Fund account statement. Transactions that affect the share balance of your Fund investment in an account established with an Investment Professional or financial institution will be detailed in regular statements or through confirmation procedures of the financial institution. Certificates representing shares of the Fund will not be issued. An IRS Form 1099-DIV with federal tax information will be mailed to you by January 31 of each tax year and also will be filed with the IRS. At least twice a year, you will receive the Fund's financial reports.


FEDERAL TAXES



The Fund intends to qualify each year and elect to be treated as a separate "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "IRS Code"). If the Fund is treated as a "regulated investment company" and all its taxable income is distributed to its shareholders in accordance with the timing requirements imposed by the IRS Code, it will not be subject to federal income tax on its income. The Fund's distributions that are attributable to its net investment income and short-term capital gains are taxable as ordinary income, and its distributions from long-term capital gains are taxed as long-term capital gains. Such distributions are taxable when they are paid, whether taken in cash or reinvested in additional shares, except that distributions declared in October, November or December and paid during the following January are taxable as if paid and received on December 31. Dividends received from the Fund by corporate shareholders are not entitled to the dividends-received deduction. The Fund sends tax statements to its shareholders (with copies to the Internal Revenue Service (the "IRS")) by January 31 showing the amounts and tax status of distributions made (or deemed made) during the preceding calendar year.


Income derived from securities of foreign issuers may be subject to foreign withholding taxes. The Fund will not be able to elect to treat shareholders as having paid their proportionate shares of such foreign taxes.

REDEMPTION OR EXCHANGES

Investors may realize a gain or loss when redeeming (selling) or exchanging shares. For most types of accounts, the Fund reports the proceeds to the IRS annually. Because the shareholders' tax treatment also depends on their purchase price and personal tax positions, shareholders should keep their regular account statements to use in determining their tax. See "Buying a Dividend".

"BUYING A DIVIDEND"

On the record date for a distribution of ordinary income or capital gains dividend, the net asset value of the Fund is reduced by the amount of the distribution. An investor who buys shares just before the record date ("buying a dividend") will pay the full price for the shares and then receive a portion of the purchase price back as a taxable distribution.

OTHER TAX INFORMATION

The information above is only a summary of some of the federal income tax consequences generally affecting the Fund and its shareholders, and no attempt has been made to discuss individual tax consequences. A prospective investor should also review the more detailed discussion of federal income tax considerations in the Statement of Additional Information. In addition to federal income tax, a shareholder may be subject to state or local taxes on the shareholder's investment, depending on the laws in the shareholder's area. Investors considering an investment in the Fund should consult their tax adviser to determine whether the Fund is suitable to their particular tax situation.

When investors sign their account application, they are asked to provide their correct social security or taxpayer identification number and other required certifications. If investors do not comply with IRS regulations, the IRS can require the Fund to withhold 31% of taxable distributions and redemptions from their account.

                                  PERFORMANCE

From time to time, performance information for the Fund showing total return may be presented in advertisements, sales literature and in reports to shareholders. Such performance figures are based on historical earnings and are not intended to indicate future performance. Average annual total return will be calculated over a stated period of more than one year. Average annual total return is measured by comparing the value of an investment at the beginning of the relevant period (as adjusted for sales charges, if any) to the redemption value of the investment at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions) and annualizing that figure. Aggregate total return is calculated similarly to average annual total return, except that the resulting difference is not annualized.

From time to time performance information for the Fund showing the yield and/or effective yield for each class of shares may also be presented in advertisements, sales literature and in reports to shareholders. Yields reflect the deduction of the maximum sales charge. Such performance figures are based on historical earnings and are not intended to indicate future performance. Yield will be computed by dividing the Fund's net investment income per share earned during a recent thirty-day period by the Fund's maximum offering price per share (reduced by any undeclared earned income expected to be paid shortly as a dividend) on the last day of the period and annualizing the result. Effective yield is computed in a similar manner, but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

Investors may also judge, and the Victory Portfolios may at times advertise, the performance of the Fund by comparing it to the performance of other mutual funds with comparable investment objectives and policies, which performance may be contained in various unmanaged mutual fund or market indices or rankings such as those prepared by Dow Jones & Co., Inc. and Standard & Poor's Corporation, in publications issued by Lipper Analytical Services, Inc., and in the following publications: IBC/Donoghue's Money Fund Reports, Ibbotson Associates, Inc., Morningstar, CDA/Wiesenberger, Money Magazine, Forbes, Barron's, The Wall Street Journal, The New York Times, Business Week, American Banker, Fortune, Institutional Investor, U.S.A. Today and local newspapers.
In addition, general information about the Fund that appears in publications such as those mentioned above may also be quoted or reproduced in advertisements, sales literature or in reports to shareholders.

Performance is a function of the type and quality of instruments held in the Fund's portfolio, operating expenses, and market conditions. Consequently, current performance will fluctuate and is not necessarily representative of future results. Any fees charged by service providers with respect to customer accounts for investing in shares of the Fund will not be reflected in performance calculations.

Additional information regarding the performance of each of the Victory Portfolios is included in the Victory Portfolios' annual report, which is available free of charge by calling 800-539-3863.

                           FUND ORGANIZATION AND FEES



The Victory Portfolios is an open-end management investment company, commonly known as a mutual fund, and currently consisting of twenty-eight series portfolios, four of which are inactive. The Victory Portfolios has been operating continuously since 1986, when it was created under Massachusetts law as a Massachusetts business trust, although certain of its funds have a prior operating history from their predecessor funds. On February 29, 1996, the Victory Portfolios converted from a Massachusetts business trust to a Delaware business trust. The Victory Portfolios' offices are located at 3435 Stelzer Road, Columbus, OH 43219-3035.



Overall responsibility for management of the Victory Portfolios rests with its Board of Trustees, who are elected by the shareholders of the Victory Portfolios.



INVESTMENT ADVISERS AND SUB-ADVISER



Key Advisers is the investment adviser to the Fund.   Key Advisers directs the
investment of the Victory Portfolios' assets, subject at all times to the supervision of the Victory Portfolios' Board of Trustees. Key Advisers continually supervises the investment and reinvestment of cash, securities and other property comprising the assets of the Victory Portfolios.



Key Advisers was organized as an Ohio corporation on July 27, 1995 and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. It is a wholly-owned subsidiary of KeyCorp Asset Management Holdings, Inc., which is a wholly- owned subsidiary of Society National Bank, a wholly-owned subsidiary of KeyCorp. Affiliates of Key Advisers manage approximately $37 billion for numerous clients including large corporate and public retirement plans, Taft-Hartley plans, foundations and endowments, high net worth individuals and mutual funds.



For the services provided and expenses incurred pursuant to its investment advisory agreement with the Victory Portfolios respecting the Fund, Key Advisers receives a fee, computed daily and paid monthly, at the annual rate of one percent (1.00%) of the average daily net assets of the Fund. The advisory fees for the Fund have been determined to be fair and reasonable in light of the services provided to the Fund. Key Advisers may periodically waive all or a portion of its advisory fee with respect to the Fund to increase the net income of the Fund available for distribution as dividends. Prior to January 1, 1996, the Sub-Adviser (Society Asset Management, Inc.) served as investment adviser to the Fund. During the Fund's fiscal year ended October 31, 1995, the Sub- Adviser received investment advisory fees aggregating .__% of the average daily net assets of the Fund.



Under the investment advisory agreement between the Victory Portfolios, on behalf of the Fund, and Key Advisers, Key Advisers may delegate a portion of its responsibilities to a subadviser. In addition, the investment advisory agreement provides that Key Advisers may render services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser of the Fund and are under the common control of KeyCorp as long as all such persons are functioning as part of an organized group of persons, managed by authorized officers of Key Advisers.



Key Advisers has entered into an investment sub-advisory agreement with its affiliate, Society Asset Management, Inc., a registered investment adviser, on behalf of the Fund. The Sub-Adviser is a wholly-owned subsidiary of KeyCorp Asset Management Holdings, Inc. For its services under the investment sub-advisory agreement, Key Advisers pays the Sub-Adviser sub-advisory fees at an annual rate as a percentage of the Fund's average daily net assets as follows: .65% of the first $10 million of average daily net assets; .50% of the next $15 million of average daily net assets; .40% of the next $25 million of average daily net assets; and .35% of average daily net assets in excess of $50 million.

         The person primarily responsible for the investment management of the Fund as well as her previous experience is as follows:



        PORTFOLIO                            MANAGING                               PREVIOUS
         MANAGER                          PORTFOLIO SINCE                         EXPERIENCE
         -------                          ---------------                         ----------
      Judith A. Jones                     Commencement of                     Portfolio manager with
                                          Operations                          Society Asset Management,
                                                                              Inc. since 1993; portfolio
                                                                              manager with Ameritrust
                                                                              from 1965 to 1992.



ADMINISTRATOR AND DISTRIBUTOR



Concord Holding Corporation is the Administrator for the Fund. Victory Broker-Dealer Services, Inc. is the Fund's principal underwriter and Distributor.



The Administrator generally assists in all aspects of the Fund's administration and operation. For expenses incurred and services provided as Administrator pursuant to its management and administration agreement with the Victory Portfolios, the Administrator receives a fee from the Fund, computed daily and paid monthly, at an annual rate of fifteen one-hundredths of one percent (.15%) of the Fund's average daily net assets. The Administrator may periodically waive all or a portion of its administrative fee with respect to the Fund to increase the net income of the Fund available for distribution as dividends. During the fiscal year ended October 31, 1995, the Fund paid administration fees of ___% of its average daily net assets.



TRANSFER AGENT AND FUND ACCOUNTANT



Primary Funds Service Corporation, P.O. Box 9741, Providence, RI 02940-9741, serves as the Fund's Transfer Agent pursuant to a Transfer Agency and Shareholder Service Agreement with the Victory Portfolios and receives a fee for such services based on various criteria, including assets, transactions and the number of accounts. BISYS Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, OH 43219, provides certain accounting services for the Fund pursuant to a Fund Accounting Agreement and receives a fee for such services.



SHAREHOLDER SERVICING



Shareholder services are provided to the Fund pursuant to agreements between the Victory Portfolios and various shareholder servicing agents, including Key Trust Company of Ohio, N.A. and its affiliates and other financial institutions and securities brokers (each a "Shareholder Servicing Agent"). Each Shareholder Servicing Agent generally will provide support services to shareholders by establishing and maintaining accounts and records, processing dividend and distribution payments, providing account information, arranging for bank wires, responding to routine inquires, forwarding shareholder communication, assisting in the processing of purchase, exchange and redemption requests, and assisting shareholders in changing dividend options, account designations and addresses. For expenses incurred and services provided as Shareholder Servicing Agent pursuant to its respective Shareholder Servicing Agreement, the Fund pays each Shareholder Servicing Agent a fee computed daily and paid monthly, in amounts aggregating not more than twenty-five one-hundredths of one percent (.25%) of the average daily net assets of the Fund per year. A Shareholder Servicing Agent may periodically waive all or a portion of its respective shareholder servicing fees with respect to the Fund to increase the net income of the Fund available for distribution as dividends. During the fiscal year ended October 31, 1995, the Fund paid Shareholder Servicing fees of __% of the Fund's average daily net assets.



EFFECT OF BANKING LAWS

Key Advisers and the Sub-Adviser believe that they may perform the investment advisory services for the Fund contemplated by the investment advisory (and sub-advisory) agreements (the "Advisory Agreements") with the Fund. In the Advisory Agreements Key Advisers and the Sub-Adviser have represented that they possess the legal authority to perform the investment advisory services contemplated therein and described in this Prospectus. Key Trust Company of Ohio, N.A. and its affiliates also believe that they also may perform the services for the Victory Portfolios contemplated by the Shareholder Servicing Agreement with the Victory Portfolios without violating applicable banking laws and regulations. Future changes in federal or state statutes and regulations relating to permissible activities of banks or bank holding companies and their subsidiaries and affiliates, as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations, could change the manner in which Key Advisers, the Sub-Adviser, Key Trust Company of Ohio, N.A. and its affiliates could continue to perform such services for the Victory Portfolios. See the Statement of Additional Information ("Glass-Steagall Act") for further discussion.



BUSINESS MANAGEMENT AGREEMENT



In connection with its obligations under its investment sub-advisory agreement with Key Advisers, the Sub-Adviser has entered into a Business Management Agreement with Key Advisers pursuant to which Key Advisers provides certain administrative and support services to the Sub-Adviser. Such services include preparing reports to the Company's Board of Trustees, recordkeeping services, and services rendered in connection with the preparation of regulatory filings and other reports, and regulatory and compliance systems and other administrative and support services.



For such services, the Sub-Adviser pays fees to Key Advisers at an annual rate as follows: .30% on the first $10 million of average daily net assets; .15% of the next $15 million of average daily net assets ; .05% of the next $25 million of average daily net assets; and .0% of average daily net assets in excess of $50 million.



EXPENSES



For the fiscal year ended October 31, 1995, the Fund's total operating expenses were .__% of the Fund's average net assets.

CUSTODIAN

Key Trust Company of Ohio, N.A. serves as custodian for the Fund and receives fees for its services.

INDEPENDENT ACCOUNTANTS

Coopers & Lybrand L.L.P. serves as the Fund's independent accountants.



                             ADDITIONAL INFORMATION



The Victory Portfolios may issue an unlimited number of shares and classes of the Fund. Shares of each class of the Fund participate equally in dividends and distributions and have equal voting, liquidation and other rights. When issued and paid for, shares will be fully paid and nonassessable by the Victory Portfolios and will have no preference, conversion, exchange or preemptive rights. Shareholders are entitled to one vote for each full share owned and fractional votes for fractional shares owned. For those investors with qualified trust accounts established with affiliates of the Adviser, the trustee will vote the shares at meetings of the Fund's shareholders in accordance with the shareholder's instructions or will vote in the same percentage as shares that are not held in trust. The trustee will forward to these shareholders all communications received by the trustee, including proxy statements and financial reports. The Victory Portfolios and the Fund are not required to hold annual meetings of shareholders and in ordinary circumstances do not intend to hold such meetings. The Trustees may call special meetings of shareholders for action by shareholder vote as may be required by the 1940 Act or the Victory Portfolios' Delaware Trust Instrument. Under certain circumstances, the Trustees may be removed by action of the Trustees or by the shareholders. Shareholders holding 10% or more of the Victory Portfolios' outstanding shares may call a special meeting of shareholders for the purpose of voting upon the question of removal of Trustees.



The Victory Portfolio's Board of Trustees may authorize the Victory Portfolios to offer other funds which may differ in the types of securities in which their assets may be invested.



Key Advisers, the Sub-Adviser and the Victory Portfolios have adopted Codes of Ethics (the "Codes") which require investment personnel (a) to pre-clear all personal securities transactions, (b) to file reports regarding such transactions, and (c) to refrain from personally engaging in (i) short-term trading of a security, (ii) transactions involving a security within seven days of a Victory fund transaction involving the same security, and (iii) transactions involving securities being considered for investment by a Victory fund. The Codes also prohibit investment personnel from purchasing securities in an initial public offering. Personal trading reports are reviewed periodically by Key Advisers or the Sub-Adviser, and the Board of Trustees reviews annually such reports (including information on any substantial violations of the Codes). Violations of the Codes may result in censure, monetary penalties, suspension or termination of employment.



DELAWARE LAW



The Delaware Business Trust Act provides that a shareholder of a Delaware business trust shall be entitled to the same limitation of personal liability extended to stockholders of Delaware corporations. In light of Delaware law, the nature of the Victory Portfolios' business, and the nature of its assets, management of Victory Portfolios believe that the risk of personal liability to a Fund shareholder would be extremely remote.



In the unlikely event a shareholder is held personally liable for the Victory Portfolios' obligations, the Victory Portfolios is required to use its property to protect or compensate the shareholder. On request, the Victory Portfolios will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Victory Portfolios. Therefore, financial loss resulting from liability as a shareholder will occur only if the Victory Portfolios itself cannot meet its obligations to indemnify shareholders and pay judgments against them.

Delaware law authorizes electronic or telephonic communications between shareholders and the Victory Portfolios. Under Delaware law, the Successor Company has the flexibility to respond to future business contingencies. For example, the Trustees will have the power to incorporate the Victory Portfolios, to merge or consolidate it with another entity, to cause each fund to become a separate trust, and to change the Victory Portfolio's domicile without a shareholder vote. This flexibility could help reduce the expense and frequency of future shareholder meetings for non-investment related issues.



MISCELLANEOUS



Shareholders will receive Semi-Annual Reports, which are unaudited, and Annual Reports, which are audited by independent public accountants, describing the investment operations of the Fund. Each of these reports, when available for a particular fiscal year end or the end of a semi-annual fiscal period, is incorporated herein by reference. The Victory Portfolios may include information in their Annual Reports and Semi-Annual Reports to shareholders that (i) describes general economic trends, (ii) describes general trends within the financial services industry or the mutual fund industry, (iii) describes past or anticipated portfolio holdings for the Fund or (iv) describes investment management strategies for the Victory Portfolios. Such information is provided to inform shareholders of the activities of the Victory Portfolios for the most recent fiscal year or semi-annual fiscal period and to provide the views of Key Advisers, the Sub-Adviser and/or the Victory Portfolios' officers regarding expected trends and strategies.



Inquiries regarding the Victory Portfolios or the Fund may be directed in writing to the Victory Portfolios at Primary Funds Service Corporation, P.O. Box 9741, Providence, RI 02940-9741, or by telephone, toll-free, at 800-539-3863.



NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS, AND IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE
VICTORY PORTFOLIOS OR THE   DISTRIBUTOR.  THIS PROSPECTUS DOES NOT CONSTITUTE
AN OFFERING BY THE VICTORY PORTFOLIOS OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

The Victory Portfolios





                                     PART B

                      STATEMENT OF ADDITIONAL INFORMATION

                             THE VICTORY PORTFOLIOS

                          THE FINANCIAL RESERVES FUND

                                 March 1, 1996


         This Statement of Additional Information is not a Prospectus, but should be read in conjunction with the Prospectus of The Victory Portfolios - The Financial Reserves Fund, dated the same date as the date hereof (the "Prospectus"). This Statement of Additional Information is incorporated by reference in its entirety into the Prospectus. Copies of the Prospectus may be obtained by writing The Victory Portfolios at Primary Funds Service Corporation, P.O. Box 9741, Providence, RI 02940-9741, or by telephoning toll free 800-539-FUND or 800-539-3863.


Investment Policies and Limitations                                1         INVESTMENT ADVISER
Valuation of Portfolio Securities                                  4         KeyCorp Mutual Fund Advisers, Inc.
Additional Purchase, Exchange and Redemption Information           5
Management of the Victory Portfolios                               8         INVESTMENT SUB-ADVISER
Advisory and Other Contracts                                      15         Society Asset Management, Inc.
Additional Information                                            22
Independent Auditor's Report                                      27         ADMINISTRATOR
Financial Statements                                              27         Concord Holding Corporation
Appendix                                                          28
                                                                             DISTRIBUTOR
                                                                             Victory Broker-Dealer Services, Inc.

                                                                             TRANSFER AGENT
                                                                             Primary Funds Service Corporation

                                                                             CUSTODIAN
                                                                             Key Trust Company of Ohio, N.A.

                       STATEMENT OF ADDITIONAL INFORMATION



         The Victory Portfolios (the "Victory Portfolios") is an open-end management investment company. The Victory Portfolios consist of twenty-eight series of units of beneficial interest ("shares"), four of which series are currently inactive. The outstanding shares represent interests in the twenty-four separate investment portfolios which are currently active. This Statement of Additional Information relates to The Financial Reserves Fund (the "Fund") only. Much of the information contained in this Statement of Additional Information expands on subjects discussed in the Prospectus. Capitalized terms not defined herein are used as defined in the Prospectus. No investment in shares of the Fund should be made without first reading the Fund's Prospectus.



                       INVESTMENT POLICIES AND LIMITATIONS



         The Fund's investment objective is to obtain as high a level of current income as is consistent with preserving capital and providing liquidity through investment primarily in high-quality, U.S. dollar-denominated money market instruments.



The following are the Fund's fundamental investment limitations set forth in their entirety. The Fund will not:



(1) purchase the securities of any issuer (other than obligations issued or guaranteed as to principal and interest by the United States government, its agencies or instrumentalities) if, as a result thereof:
         (i) more than 5% of its total assets would be invested in the securities of such issuer, provided, however, that in the case of certificates of deposit, time deposits and bankers' acceptances, up to 25% of the Fund's total assets may be invested without regard to such 5% limitation, but shall instead be subject to a 10% limitation; (ii) more than 25% of its total assets would be invested in the securities of one or more issuers having their principal business activities in the same industry, provided, however, that it may invest more than 25% of its total assets in the obligations of domestic banks. Neither finance companies as a group nor utility companies as a group are considered a single industry for purposes of this policy (i.e., finance companies will be considered a part of the industry they finance and utilities will be divided according to the types of services they provide);



(2) borrow money except (i) from a bank for temporary or emergency purposes (not for leveraging or investment) or (ii) by engaging in reverse repurchase agreements, provided that (i) and (ii) in combination ("borrowings") do not exceed an amount equal to one third of the current value of its total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing is made;



(3) make loans to other persons, except (i) by the purchase of debt obligations in which the Fund is authorized to invest in accordance with its investment objective, and (ii) by engaging in repurchase agreements. In addition, the Fund may lend its portfolio securities to broker-dealers or other institutional investors, provided that the borrower delivers cash or cash equivalents as collateral to the Fund and agrees to maintain such collateral so that it equals at least 100% of the value of the securities loaned. Any such securities loan may not be made if, as a result thereof, the aggregate value of all securities loaned exceeds 33 1/3% of the total assets of the Fund;



(4) act as an underwriter (except as it may be deemed such in a sale of restricted securities);



(5)      buy or sell real estate, commodities, or commodity (futures);



(6)      the Fund may not issue any senior security (as defined in the 1940
         Act), except that (a) the Fund may engage in transactions which may result in the issuance of senior securities to the extent permitted under applicable regulations and interpretations of the 1940 Act or an exemptive order; (b) the Fund may acquire other securities that may be deemed senior securities to the extent permitted under applicable regulations or interpretations of the 1940 Act; (c) subject to certain restrictions, the Fund may borrow money as authorized by the 1940 Act.



The following limitations are not fundamental and may be changed without shareholder notification:



The Fund will not:



(1) purchase the securities of a company if such purchase, at the time thereof, would cause more than 5% of the Fund's total assets to be invested in securities of companies, which, including predecessors, have a record of less than three years' continuous operation;



(2) pledge assets, except that the Fund may pledge not more than one third of its total assets (taken at current value) to secure borrowings made in accordance with limitation (3) above;



(3) invest more than 10% of the value of the Fund's net assets in securities that are illiquid, including repurchase agreements providing for settlement in more than seven days after notice or more than 15% of its net assets in securities which are "restricted as to disposition";



(4) purchase or retain the securities of any issuer, any of whose officers, directors, or security holders is a trustee, director, or officer of the Fund or of its investment adviser, if or so long as the Board of Trustees, directors, and officers of the Fund and of its Investment Adviser together own beneficially more than 5% of any class of securities of such issuer;



(5) purchase securities on margin (but the Fund may obtain such credits as may be necessary for the clearance of purchases and sales of securities);



(6)      write or purchase any put or call option;



(7)      make short sales of securities;



(8) invest in companies for the purpose of exercising control or management and will not purchase the securities of any issuer if, as to 75% of its total assets, it would own more than 10% of the voting securities of any such issuer;



(9) the Fund shall not invest in the securities of other investment companies, except that the Fund may invest in shares of money market funds that are not "affiliated persons" of the Fund (unless permitted by SEC regulations or exemptive relief) and that limit their investments to securities appropriate for the Portfolio, provided investment by the Fund is limited to: (a) ten percent of the Fund's assets; (b) five percent of the Fund's total assets in the shares of a single money market fund; and (c) not more than three percent of the net assets of any one acquired money market fund. The investment adviser will waive the portion of its fee attributable to the assets of the Fund invested in such money market funds to the extent required by the laws of any jurisdiction in which shares of the Fund are registered for sale;



(10) invest more than 5% of its net assets in warrants, valued at lower of cost or market. In addition the Fund will not invest more than 2% of its net assets in warrants not listed on the New York or American Stock Exchange; or



(11)     invest in oil, gas or other mineral exploration or development program.

Also, the Fund does not currently intend to:



(i) purchase obligations of savings and loan institutions and savings banks.



(ii) purchase commercial paper which is not rated in the single highest category by Duff & Phelps, Inc., Fitch Investors Service, Inc., Standard & Poor's Corporation, or Moody's Investors Service, Inc., or if unrated, which is not deemed to be of equivalent quality pursuant to procedures reviewed by the Trustees.



(iii) purchase securities for investment during periods when the sum of temporary bank borrowings and reverse repurchase agreements (described in fundamental limitation (3)) entered into to facilitate redemptions exceeds 5% of its total assets.



(iv) lend more than 5% of its portfolio securities. Subject to this restriction, the Fund may lend its securities if collateral values are continuously maintained at not less than 100% by "marking-to-market" daily.



(v) invest in oil, gas or other mineral leases or in real estate limited partnerships.



Fundamental limitation (3) is construed in conformity with the Investment Company Act of 1940, and if any time Fund borrowings exceed an amount equal to one third of the current value of the Fund's total assets (including the amount borrowed) less liabilities (other than borrowings) at the time the borrowing is made due to a decline in net assets, such borrowings will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation.



Repurchase agreements are transactions by which the Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked to market daily) of the underlying security. The Fund may engage in a repurchase agreement with respect to any security in which the Fund is authorized to invest even though the underlying security matures in more than one year. Whether a repurchase agreement is the purchase and sale of a security or a collateralized loan has not been definitively established. Repurchase agreements are considered by the staff of the Securities and Exchange Commission ("SEC") to be loans by the Fund. This might become an issue in the event of the bankruptcy of the other party to the transaction. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delay and costs to the Fund in connection with bankruptcy proceedings), it is the policy of the Fund to limit repurchase transactions to those member banks of the Federal Reserve System and primary dealers in U.S. government securities whose creditworthiness has been reviewed and found satisfactory by the Adviser under policies established and reviewed by the Board of Trustees ("Trustees"). In a reverse repurchase agreement, the Fund temporarily transfers possession of a portfolio instrument to another party, such as a financial institution or broker-dealer, in return for cash. At the same time, the Fund agrees to repurchase the instrument at an agreed upon time (normally within seven days) and price including interest payment. The Fund expects that it will engage in reverse repurchase agreements when it is able to invest the cash so acquired at a rate higher than the rate reflected by the agreement, which would increase the income earned by the Fund. The Fund could also engage in reverse repurchase agreements as a means of raising cash to satisfy redemption requests without the necessity of selling portfolio instruments.



When the Fund engages in a reverse repurchase agreement, any fluctuations in the market value of either the securities transferred to another party or the securities in which the proceeds may be invested would affect the market value of the Fund's assets. As a result, such transactions may increase fluctuation in the market value of the Fund's assets (as opposed to the amortized cost value of its assets used in determining its net asset value per share). While there is a potential risk that large fluctuations in the market value of the Fund's assets could affect the Fund's net asset value per share, this risk is not significantly increased by engaging in reverse repurchase agreements in the Adviser's opinion. If the Fund reinvests the proceeds of a reverse repurchase agreement at a rate lower than the rate reflected by the agreement, engaging in the agreement will lower the Fund's yield.



At all times that a reverse repurchase agreement is outstanding, the Fund will maintain cash and liquid securities in a segregated account at its custodian bank with a value at least equal to its obligation under the agreement. Securities and other assets held in the segregated account may not be sold while the reverse repurchase agreement is outstanding, unless other suitable assets are substituted.



While the Adviser (Sub-Adviser) does not consider reverse repurchase agreements to involve borrowing money, reverse repurchase agreements will be included within the aggregate limitation on "borrowings" contained in the Fund's fundamental limitation (3).



State Regulations



         The Victory Portfolios have agreed with a state securities administrator on behalf of each fund of the Victory Portfolios that each such fund will limit investment in warrants to no more than 5% of its net assets and, of this 5%, no more than 2% will be invested in warrants which are not listed on the New York Stock Exchange or the American Stock Exchange; provided, however, that for the purposes of this limitation, warrants acquired in units or attached to other securities will be deemed to be without value.



         In addition, the Fund, so long as its shares are registered under the securities laws of the State of Texas and such restrictions are required as a consequence of such registration, is subject to the following non-fundamental policy, which may be modified in the future by the Trustees without a vote of the Fund's shareholders: the Victory Portfolios has represented to the Texas State Securities Board, on behalf of the investment portfolios registered in that state, that those investment portfolios will not invest in oil, gas or mineral leases or purchase or sell real property (including limited partnership interests, but excluding readily marketable securities of companies which invest in real estate).



         The policies and limitations above supplement those set forth in the Prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of the Fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Fund's acquisition of such security or other asset except in the case of borrowing (or other activities that may be deemed to result in the issuance of a "senior security" under the 1940 Act). Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund's investment policies and limitations. If the value of the Fund's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board will consider what actions, if any, are appropriate to maintain adequate liquidity.


FUTURE DEVELOPMENTS

         The Fund may take advantage of other investment practices which are not at present contemplated for use by the Fund or which currently are not available but which may be developed, to the extent such investment practices are both consistent with the Fund's investment objective and are legally permissible for the Fund. Such investment practices, if they arise, may involve risks which exceed those involved in the activities described in the Prospectus and Statement of Additional Information. Prior to commencing any new investment practice, the Fund will notify shareholders by means of prospectus supplement.


Portfolio Turnover

         The turnover rate stated in the Prospectus for the Fund's investment portfolio is calculated by dividing the lesser of the Fund's purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The calculation excludes all securities whose maturities, at the time of acquisition, were one year or less. Because of this exclusion, portfolio turnover is expected to be zero percent for regulatory purposes.


                        VALUATION OF PORTFOLIO SECURITIES

         As indicated in the Prospectus, the net asset value ("NAV") of the Fund is determined and the shares of the Fund are priced as of the close of regular trading of the New York Stock Exchange ("NYSE") ("the Valuation Time(s)") on each Business Day of the Fund. A "Business Day" is a day on which the NYSE is open for trading, the Federal Reserve Bank of Cleveland is open and any other day (other than a day on which no shares of the Fund are tendered for redemption and no order to purchase any shares is received) during which there is sufficient trading in portfolio instruments that the Fund's net asset value per share might be materially affected. The NYSE, or the Federal Reserve Bank of Cleveland will not open in observance of the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day, and Christmas Day.

         When the NYSE is closed, or when trading is restricted for any reason other than its customary weekend or holiday closings, or under emergency circumstances as determined by the Commission to warrant such action, the Fund's transfer agent will determine the Fund's NAV at the close of business, normally 4:00 p.m., eastern time. The Fund's NAV may be affected to the extent that its securities are traded on days that are not Business Days.

         The Fund has elected to use the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act. This involves valuing an instrument at its cost initially and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. The value of securities in the portfolio can be expected to vary inversely with changes in prevailing interest rates.

         Pursuant to Rule 2a-7, the Fund will maintain a dollar-weighted average portfolio maturity appropriate to its objective of maintaining a stable net asset value per share, provided that the Fund will not purchase any security with a remaining maturity of more than 397 days (securities subject to repurchase agreements may bear longer maturities) nor maintain a dollar-weighted average portfolio maturity which exceeds 90 days. The Victory Portfolios' Trustees have also undertaken to establish procedures reasonably designed, taking into account current market conditions and the Victory Portfolios' investment objectives, to stabilize the net asset value per share of the Fund for purposes of sales and redemptions at $1.00. These procedures include review by the Trustees, at such intervals as they deem appropriate, to determine the extent, if any, to which the net asset value per share of the Fund calculated by using available market quotations deviates from $1.00 per share. In the event such deviation exceeds one-half of one percent, the Rule requires that the Board promptly consider what action, if any, should be initiated. If the Trustees believe that the extent of any deviation from the Fund's $1.00 amortized cost price per share may result in material dilution or other unfair results to new or existing investors, they will take such steps as they consider appropriate to eliminate or reduce to the extent reasonably practicable any such dilution or unfair results. These steps may include selling portfolio instruments prior to maturity, shortening the dollar-weighted average portfolio maturity, withholding or reducing dividends, reducing the number of the Fund's outstanding shares without monetary consideration, or utilizing a net asset value per share determined by using available market quotations.

            ADDITIONAL PURCHASE, EXCHANGE AND REDEMPTION INFORMATION

Matters Affecting Redemption

         The Fund may suspend the right of redemption or postpone the date of payment for shares during any period when (a) trading on the NYSE is restricted by applicable rules and regulations of the Commission, (b) the NYSE is closed for other than customary weekend and holiday closings, (c) the Commission has by order permitted such suspension, or (d) an emergency exists as determined by the Commission.

         If, in the opinion of the Board of Trustees, conditions exist which make cash payment undesirable, redemption payments may be made in whole or in part in securities or other property, valued for this purpose as they are valued in computing the Fund's NAV. Shareholders receiving securities or other property on redemption may realize a gain or loss for tax purposes, and will incur any costs of sale, as well as the associated inconveniences.

         Pursuant to Rule 11a-3 under the 1940 Act, the Fund is required to give shareholders at least 60 days' notice prior to terminating or modifying its exchange privilege. Under the Rule, the 60-day notification requirement may be waived if (i) the only effect of a modification would be to reduce or eliminate an administrative fee, redemption fee, or deferred sales charge ordinarily payable at the time of exchange, or (ii) a Fund temporarily suspends the offering of shares as permitted under the 1940 Act or by the Commission, or because it is unable to invest amounts effectively in accordance with its investment objective and policies.


         In the Prospectus, the Fund, Key Advisers and the Sub-Adviser have notified shareholders that they reserve the right at any time without prior notice to shareholders to refuse exchange purchases by any person or group if, in Key Advisers' or the Sub-Adviser's judgment, the Fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.



Purchasing Shares



         Shares are sold at their net asset value without a sales charge on days the NYSE and the Federal Reserve Wire System are open for business. The procedure for purchasing shares of the Fund is explained in the prospectus under "Investing in the Fund."



Conversion to Federal Funds



         It is the Fund's policy to be as fully invested as possible so that maximum interest may be earned. To this end, all payments from shareholders must be in federal funds or be converted into federal funds. This conversion must be made before shares are purchased. Converting the funds to federal funds is normally accomplished within two business days of receipt of the check.



Redeeming Shares



         The Fund redeems shares at the next computed net asset value after the redemption request is received. Redemption procedures are explained in the prospectus under "Redeeming Shares."



         The Victory Portfolios may redeem shares involuntarily if redemption appears appropriate in light of the Victory Portfolios' responsibilities under the 1940 Act. (See "VALUATION" above.)]

Additional Tax Information



         It is the policy of the Fund to qualify for the favorable tax treatment accorded regulated investment companies ("RICs") under Subchapter M of the Code, for so long as such qualification is in the best interest of its shareholders. By following such policy and distributing its income and gains currently with respect to each taxable year, the Victory Portfolios expects to eliminate or reduce to a nominal amount the federal income and excise taxes to which it may otherwise be subject.



         In order to qualify as a RIC, the Fund must, among other things, (1) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock or securities, foreign currencies or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities or currencies, (2) derive less than 30% of its gross income from the sale or other disposition of stock, securities, options, futures, forward contracts, and certain foreign currencies (or options, futures, or forward contracts on foreign currencies) held for less than three months, and
(3) diversify its holdings so that at the end of each quarter of its taxable year (i) at least 50% of the market value of the Fund's assets is represented by cash or cash items, U.S. Government securities, securities of other RICs and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities) or of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses. These requirements may restrict the degree to which the Fund may engage in short-term trading and concentrate investments. If the Fund qualifies as a RIC, it will not be subject to federal income tax on the part of its net investment income and net realized capital gains, if any, that it distributes to shareholders with respect to each taxable year within the time limits specified in the Code.



         A non-deductible excise tax is imposed on regulated investment companies that do not distribute in each calendar year an amount equal to 98% of their ordinary income for the year plus 98% of their capital gain net income for the 1-year period ending on October 31 of such calendar year. The balance of such income must be distributed during the following calendar year. If distributions during a calendar year are less than the required amount, the Fund is subject to a non-deductible excise tax equal to 4% of the deficiency.



         Certain investment and hedging activities of the Fund, including transactions in options, futures contracts, hedging transactions, forward contracts, straddles, foreign currencies, and foreign securities, are subject to special tax rules. In a given case, these rules may accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert short-term capital losses into long-term capital losses, or otherwise affect the character of the Fund's income. These rules could therefore affect the amount, timing and character of distributions to shareholders. The Fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interest of the Fund and their securities.



         The Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of taxable dividends paid to any shareholder who has failed to provide (or provided an incorrect) tax identification number, or is subject to withholding pursuant to a notice from the Internal Revenue Service for failure to properly include on his or her income tax return payments of interest or dividends. This "backup withholding" is not an additional tax, and any amounts withheld may be credited against the shareholder's ultimate U.S. tax liability.



         Information set forth in the Prospectus and this Statement of Additional Information that relates to federal taxation is only a summary of certain key federal tax considerations generally affecting purchasers of shares of the Fund. No attempt has been made to present a complete explanation of the federal tax treatment of the Fund or its shareholders, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential purchasers of shares of the Fund are urged to consult their tax advisers with specific reference to their own tax circumstances. In addition, the tax discussion in the Prospectus and this Statement of Additional Information is based on tax law in effect on the date of the Prospectus and this Statement of Additional Information; such laws and regulations may be changed by legislative, judicial or administrative action, sometimes with retroactive effect.



                      MANAGEMENT OF THE VICTORY PORTFOLIOS



Board of Trustees



         Overall responsibility for management of the Victory Portfolios rests with the Trustees, who are elected by the shareholders of the Victory Portfolios. The Victory Portfolios are managed by the Trustees in accordance with the laws of the State of Delaware governing business trusts. There are currently seven Trustees, six of whom are not "interested persons" of the Victory Portfolios within the meaning of that term under the 1940 Act. The Trustees, in turn, elect the officers of the Victory Portfolios to supervise actively its day-to-day operations.



         The Trustees of the Victory Portfolios, their addresses, ages and their principal occupations during the past five years are as follows:



                                       Position(s) Held
                                       With the Victory                    Principal Occupation
Name, Address and Age                  Portfolios                          During Past 5 Years
---------------------                  ----------                          -------------------
Leigh A. Wilson, 51*                   Trustee and                         From 1989 to present, Chairman and
Glenleigh International Ltd.           President                           Chief Executive Officer, Glenleigh
53 Sylvan Road North                                                       International Limited; previously
Westport, CT  06880                                                        Chief Executive Officer, Paribas
                                                                           North America and Paribas
                                                                           Corporation; Trustee, The Victory
                                                                           Funds and Spears, Benzak, Salomon
                                                                           and Farrell ("SBSF") Funds.

Robert G. Brown, 72                    Trustee                             Retired; from October 1983 to
5460 N. Ocean Drive                                                        November 1990, President, Cleveland
Singer Island, Riviera Beach                                               Advanced Manufacturing Program
Florida   33404                                                            (non-profit corporation engaged in
                                                                           regional economic development).


------------

* Mr. Wilson is deemed to be an "interested person" of the Victory Portfolios under the 1940 Act solely by reason of his position as President.

                                       Position(s) Held
                                       With the Victory                    Principal Occupation
Name, Address and Age                  Funds                               During Past 5 Years
---------------------                  ----------                          -------------------
Edward P. Campbell, 46                 Trustee                             From March 1, 1994 to present,
Nordson Corporation                                                        Executive Vice President and Chief
28601 Clemens Road                                                         Operating Officer of Nordson
Westlake, OH  44145                                                        Corporation (manufacturer of
                                                                           application equipment); from May
                                                                           1988 to March 1994, Vice President
                                                                           of Nordson Corporation; from 1987
                                                                           to December 1994, member of the
                                                                           Supervisory Committee of Society's
                                                                           Collective Investment Retirement
                                                                           Fund; from May 1991 to August 1994,
                                                                           Trustee, Financial Reserves Fund
                                                                           and from May 1993 to August 1994,
                                                                           Trustee, Ohio Municipal Money
                                                                           Market Fund; Trustee, The Victory
                                                                           Funds and SBSF.

Dr. Harry Gazelle, 68                  Trustee                             Retired radiologist, Drs. Hill and
17822 Lake Road                                                            Thomas Corp.; Trustee, The Victory
Lakewood, OH 44107                                                         Funds.

Dr. Thomas F. Morrissey, 62            Trustee                             1995 Visiting Scholar, Bond
Weatherhead School of                                                      University, Queensland, Australia;
   Management                                                              Professor, Weatherhead School of
Case Western Reserve                                                       Management, Case Western Reserve
  University                                                               University; from 1989 to 1995,
10900 Euclid Avenue                                                        Associate Dean of Weatherhead
Cleveland, OH  44106-7235                                                  School of Management and Professor,
                                                                           Case Western Reserve University;
                                                                           from 1987 to December 1994, Member
                                                                           of the Supervisory Committee of
                                                                           Society's Collective Investment
                                                                           Retirement Fund; from May 1991 to
                                                                           August 1994, Trustee, Financial
                                                                           Reserves Fund and from May 1993 to
                                                                           August 1994, Trustee, Ohio
                                                                           Municipal Money Market Fund;
                                                                           Trustee, The Victory Funds.

Stanley I. Landgraf, 70                Trustee                             Retired; currently, Trustee,
41 Traditional Lane                                                        Rensselaer Polytechnic Institute;
Albany, NY  12211                                                          Director, Elenel Corporation and
                                                                           Mechanical Technology, Inc.;
                                                                           Member, Board of Overseers, School
                                                                           of Management, Rensselaer
                                                                           Polytechnic Institute; Member, The

                                       Position(s) Held
                                       With the Victory                    Principal Occupation
Name, Address and Age                  Funds                               During Past 5 Years
---------------------                  ----------                          -------------------
                                                                           Fifty Group (a Capital Region
                                                                           business organization); Trustee,
                                                                           The Victory Funds.

H. Patrick Swygert, 52                 Trustee                             President, Howard University;
Howard University                                                          formerly President, State
2400 6th Street, N.W.                                                      University of New York at Albany;
Suite 320                                                                  formerly, Executive Vice President,
Washington, DC  20059                                                      Temple University; Trustee, The
                                                                           Victory Funds.



         The Board presently has an Investment Policy Committee and a Business, Legal, and Audit Committee. The members of the Investment Policy Committee are Messrs. Landgraf (Chairman), Morrissey and Brown, who will serve until May 1996. The function of the Investment Policy Committee is to review the existing investment policies of the Victory Portfolios, including the levels of risk and types of funds available to shareholders, and make recommendations to the Board of Trustees regarding the revision of such policies or, if necessary, the submission of such revisions to the Victory Portfolios' shareholders for their consideration. The members of the Business, Legal and Audit Committee are Messrs. Swygert (Chairman), Campbell and Gazelle who will serve until May 1996. The function of the Business, Legal and Audit Committee is to recommend independent auditors and monitor accounting and financial matters; to nominate persons to serve as disinterested Trustees and Trustees to serve on committees of the Board; and to review compliance and contract matters.



         The Investment Policy Committee met four times during the 12 months ended October 31, 1995. The Business, Legal and Audit Committee was constituted on May 24, 1995 (and has met twice since then) and replaced the Audit Committee, the Legal Committee and the Nominating Committee, which met three times, one time and one time, respectively, during the 12 month period ended October 31, 1995.



REMUNERATION OF TRUSTEES AND CERTAIN EXECUTIVE OFFICERS



         Effective June 1, 1995, each Trustee (other than Leigh A. Wilson) receives an annual fee of $27,000 for serving as Trustee of all the funds of the Victory Portfolios, and an additional per meeting fee ($2,400 in person and $1,200 per telephonic meeting).



         Effective June 1, 1995, Leigh A. Wilson receives an annual fee of $33,000 for serving as President and Trustee for all of the funds of the Victory Portfolios, and an additional per meeting fee ($3,000 in person and $1,500 per telephonic meeting).



         The following tables indicate the compensation received by each Trustee from the Fund and from the Victory "Fund Complex"* for the 12 month period ended October 31, 1995. For certain Trustees, the amounts include amounts paid by the Predecessor Fund, a portfolio of The Victory Funds which was reorganized as the Fund as of June 5, 1995.

                                                                                         Total Compensation       Total
                                     Pension or Retirement      Estimated Annual             from Fund         Compensation
                                      Benefits Accrued as           Benefits             ------------------    from Victory
                                      Portfolio Expenses        Upon Retirement                               "Fund Complex"*
                                     ---------------------      ----------------                              ---------------
 Leigh A. Wilson, Trustee  . . . .            -0-                     -0-                     $5,729.73         $46,716.97
 Robert G. Brown, Trustee  . . . .            -0-                     -0-                      4,834.58          39,815.98
 Edward P. Campbell,
   Trustee . . . . . . . . . . . .            -0-                     -0-                      3,549.91          33,799.68
 Harry Gazelle, Trustee  . . . . .            -0-                     -0-                      5,474.20          35,916.98
 John W. Kemper, Trustee#  . . . .            -0-                     -0-                      2,913.01          22,567.31
 Stanley I. Landgraf, Trustee  . .            -0-                     -0-                      5,112.02          34,615.98
 Thomas F. Morrissey,
   Trustee . . . . . . . . . . . .            -0-                     -0-                      4,996.26          40,366.98
 H. Patrick Swygert, Trustee . . .            -0-                     -0-                      4,996.26          37,116.98
 John D. Buckingham,
   Trustee#  . . . . . . . . . . .            -0-                     -0-                      2,598.87          18,841.89
 John R. Young, Trustee# . . . . .            -0-                     -0-                      2,709.16          21,963.81



#        Resigned


--------------


* For certain Trustees, these amounts include compensation received from The Victory Funds (which were reorganized into the Victory Portfolios as of June 5, 1995), the SBSF Funds (the investment adviser of which was acquired by KeyCorp effective April, 1995) and Society's Collective Investment Retirement Funds, which were reorganized into the Victory Balanced Fund and Victory Government Mortgage Fund as of December 19, 1994. There are presently 28 mutual funds from which the above-named Trustees are compensated in the Victory "Fund Complex," but not all of the above-named Trustees serve on the boards of each fund in the "Fund Complex."



Officers



         The officers of the Victory Portfolios, their addresses, ages and principal occupations during the past five years are as follows:

                                      Position with the                   Principal occupation
   Name                               Victory Portfolios                  during past 5 years
   ----                               ------------------                  --------------------
 Leigh A. Wilson, 51                  President and Trustee               From 1989 to present, Chairman and
 Glenleigh International Ltd.                                             Chief Executive Officer, Glenleigh
 53 Sylvan Road North                                                     International Limited; from 1984-
 Westport, CT  06880                                                      1989, Chief Executive Officer,
                                                                          Paribas North America and Paribas
                                                                          Corporation; Trustee to The Victory
                                                                          Funds and SBSF Funds.

 William B. Blundin, 57               Vice President                      Senior Vice President of BISYS Fund
 BISYS Fund Services                                                      Services; officer of other
 125 West 55th Street                                                     investment companies administered
 New York, New York 10019                                                 by BISYS Fund Services; President
                                                                          and Chief Executive Officer of
                                                                          Vista Broker-Dealer Services, Inc.,
                                                                          Emerald Asset Management, Inc. and
                                                                          BNY Hamilton Distributors, Inc.,
                                                                          registered broker/dealers.

 J. David Huber, 49                   Vice President                      Executive Vice President, BISYS
 BISYS Fund Services                                                      Fund Services.
 3435 Stelzer Road
 Columbus, OH 43219-3035

 Scott A. Englehart, 33               Secretary                           From October 1990 to present,
 BISYS Fund Services                                                      employee of BISYS Fund Services,
 3435 Stelzer Road                                                        Inc.; from 1985 to October 1990,
 Columbus, OH 43219-3035                                                  Manager of Banking Center, Fifth
                                                                          Third Bank.

 George O. Martinez, 36               Assistant Secretary                 From March 1995 to present, Senior
 BISYS Fund Services                                                      Vice President and Director of
 3435 Stelzer Road                                                        Legal and Compliance Services,
 Columbus, OH 43219-3035                                                  BISYS Fund Services; from June
                                                                          1989-March 1995, Vice President and
                                                                          Associate General Counsel, Alliance
                                                                          Capital Management.

 Martin R. Dean, 32                   Treasurer                           From May 1994 to present, employee
 BISYS Fund Services                                                      of BISYS Fund Services; from
 3435 Stelzer Road                                                        January 1987 - April 1994, Senior
 Columbus, OH 43219-3035                                                  Manager, KPMG Peat Marwick.

 Adrian J. Waters, 33                 Assistant Treasurer                 From May 1993 to present, employee
 BISYS Fund Services (Ireland)                                            of BISYS Fund Services; from 1989-
 Limited                                                                  May 1993, Manager, Price
 ITI House                                                                Waterhouse.
 12 Earlsfort Terrace

 Dublin 2, Ireland



         The mailing address of each of the officers of the Victory Portfolios is 3435 Stelzer Road, Columbus, Ohio 43219-3035.



         The officers of the Victory Portfolios (other than Leigh Wilson) receive no compensation directly from the Victory Portfolios for performing the duties of their offices. BISYS Fund Services, Inc. receives fees from the Victory Portfolios for acting as Administrator.



         As of December 1, 1995, the Trustees and officers as a group owned beneficially less than 1% of the Fund.



Investment Adviser and Sub-Adviser



         KeyCorp Mutual Fund Advisers, Inc. ("Key Advisers" or the "Adviser") was organized as an Ohio corporation on July 27, 1995 and is registered as an investment adviser under the Investment Advisers Act of 1940. It is a wholly-owned subsidiary of KeyCorp Asset Management Holdings, Inc., which is a wholly-owned subsidiary of Society National Bank, a wholly-owned subsidiary of KeyCorp. Affiliates of Key Advisers manage approximately $37 billion for numerous clients including large corporate and public retirement plans, Taft-Hartley plans, foundations and endowments, high net worth individuals and mutual funds.



         KeyCorp, a financial services holding company, is headquartered at 127 Public Square, Cleveland, Ohio 44114. As of September 30, 1995, KeyCorp had an asset base of $68 billion, with banking offices in 26 states from Maine to Alaska, and trust and investment offices in 16 states. KeyCorp is the resulting entity of the merger in 1994 of Society Corporation, the bank holding company of which Society National Bank was a wholly-owned subsidiary, and KeyCorp, the former bank holding company. KeyCorp's major business activities include providing traditional banking and associated financial services to consumer, business and commercial markets. Its non-bank subsidiaries include investment advisory, securities brokerage, insurance, bank credit card processing, and mortgage leasing companies. Society National Bank is the lead affiliate bank of KeyCorp.



         The following table lists the advisory fees for each mutual fund that is advised by Key Advisers.



         .25 OF 1% OF AVERAGE DAILY NET ASSETS
                 Victory Institutional Money Market Fund*



         .35 OF 1% OF AVERAGE DAILY NET ASSETS
                 Victory Prime Obligations Fund*
                 Victory U.S. Government Obligations Fund*
                 Victory Tax-Free Money Market Fund*



         .50 OF 1% OF AVERAGE DAILY NET ASSETS
                 Victory Ohio Municipal Money Market Fund*
                 Victory Limited Term Income Fund*
                 Victory Government Mortgage Fund*
                 Victory Financial Reserves Fund*
                 Victory Fund for Income #



         .55 OF 1% OF AVERAGE DAILY NET ASSETS
                 Victory National Municipal Bond Fund*

                 Victory Government Bond Fund*
                 Victory New York Tax-Free Fund*

         .60 OF 1% OF AVERAGE DAILY NET ASSETS
                 Victory Ohio Municipal Bond Fund*
                 Victory Stock Index Fund*



         .65 OF 1% OF AVERAGE DAILY NET ASSETS
                 Victory Diversified Stock Fund*



         .75 OF 1% OF AVERAGE DAILY NET ASSETS
                 Victory Intermediate Income Fund*
                 Victory Investment Quality Bond Fund*
                 Victory Ohio Regional Stock Fund*



         1% OF AVERAGE DAILY NET ASSETS
                 Victory  Balanced Fund*
                 Victory Value Fund*
                 Victory Growth Fund*
                 Victory Special Value Fund*
                 Victory Special Growth Fund+/-



         1.10% OF AVERAGE DAILY ASSETS
                 Victory International Growth Fund*



         # First Albany Asset Management Corporation serves as sub-adviser to the Victory Fund for Income, for which it receives .20% of average daily net assets.



         +/- T. Rowe Price Associates, Inc. serves as sub-adviser to the Victory Special Growth Fund, for which it receives .25% of average daily net assets up to $100 million and .20% of average daily net assets in excess of $100 million.



         * Society Asset Management, Inc. (the Sub-Adviser) serves as sub-adviser to each of these funds. For its services under the investment sub-advisory agreement, Key Advisers pays the Sub-Adviser sub-advisory fees at rates (based on an annual percentage of average daily net assets) which vary according to the table set forth below:

For the Victory Balanced Fund, Diversified Stock Fund,      For the Victory International Growth Fund, Ohio
Growth Fund, Stock Index Fund and Value Fund:               Regional Stock Fund and Special Value
                                                            Fund:

                                     Rate of                                                Rate of
      Net Assets                 Sub-Advisory Fee*               Net Assets             Sub-Advisory Fee*
      ----------                 -----------------               ----------             -----------------
Up to $10,000,000                     0.65%                 Up to $10,000,000                  0.90%
Next $15,000,000                      0.50%                 Next $15,000,000                   0.70%
Next $25,000,000                      0.40%                 Next $25,000,000                   0.55%
Above $50,000,000                     0.35%                 Above $50,000,000                  0.45%


--------------------


* As a percentage of average daily net assets. The Sub-Adviser has the right to voluntarily waive any portion of the sub-advisory fee from time to time.



For the Victory Intermediate Income Fund, Investment        For the Victory Prime Obligations Fund, Tax-Free
Quality Bond Fund, Limited Term Income Fund,                Money Market Fund, U.S. Government Obligations
Ohio Municipal Bond Fund, Government Bond                   Fund, Financial Reserves Fund, Institutional Money
Fund, Government Mortgage Fund, National                    Market Fund and Ohio Municipal Money Market
Municipal Bond Fund and New York Tax-Free Fund:             Fund:

                                      Rate of                                                Rate of
         Net Assets               Sub-Advisory Fee*                 Net Assets           Sub-Advisory Fee*
         ----------               -----------------                 ----------           -----------------
Up to $10,000,000                     0.40%                 Up to $10,000,000                  0.25%
Next $15,000,000                      0.30%                 Next $15,000,000                   0.20%
Next $25,000,000                      0.25%                 Next $25,000,000                   0.15%
Above $50,000,000                     0.20%                 Above $50,000,000                  0.125%


--------------------


* As a percentage of average daily net assets. The Sub-Adviser has the right to voluntarily waive any portion of the sub- advisory fee from time to time.



                          ADVISORY AND OTHER CONTRACTS



         Unless sooner terminated, the Investment Advisory Agreement between Key Advisers and the Funds provides that it will continue in effect as to a particular Fund for an initial two-year term and for consecutive one-year terms thereafter, provided that such continuance is approved at least annually by the Victory Portfolios' Trustees or by vote of a majority of the outstanding shares of such Fund (as defined under "GENERAL INFORMATION - Miscellaneous" in the Prospectuses), and, in either case, by a majority of the Trustees who are not parties to the Investment Advisory Agreement or interested persons (as defined in the 1940 Act) of any party to the Investment Advisory Agreement, by votes cast in person at a meeting called for such purpose.



         The Investment Advisory Agreement is terminable as to a particular Fund at any time on 60 days' written notice without penalty by the Trustees, by vote of a majority of the outstanding shares of that Fund, or by Key Advisers. The Investment Advisory Agreement also terminates automatically in the event of any assignment, as defined in the 1940 Act.

         The Investment Advisory Agreement provides that KeyCorp Advisers shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Victory Portfolios in connection with the performance of services pursuant to the Investment Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of Key Advisers in the performance of its duties, or from reckless disregard by it of either duties and obligations thereunder.



         Prior to January 1, 1996, Society Asset Management, Inc. ("Society") served as investment adviser to the Fund. For the two month fiscal period ended October 31, 1995 and the fiscal years ended August 31, 1995 and 1994 Society earned an investment advisory fee of $187,594, $1,692,574 and $1,517,669, respectively, after $244,500, $320,022 and $234,884, respectively, was voluntarily waived, and $903,705 was voluntarily reimbursed in the year ended August 31, 1995.



         Under the Investment Advisory Agreement, Key Advisers has agreed to provide the investment advisory services described in the Prospectus. For the services provided and expenses assumed pursuant to the Investment Advisory Agreement, the Fund pays Key Advisers a fee, computed daily and paid monthly, at the annual rate of fifty one-hundredths of one percent (.50%) of the average daily net assets of the Fund.



         Prior to January 1993, Society National Bank served as investment adviser to the Fund. From January 1, 1993 until December 31, 1995, Society Asset Management, Inc. served as investment adviser to the Fund. For the fiscal years ended October 31, 1994 and 1995 the Fund paid investment advisory fees of $2,137,744, and _______, respectively, after fee reductions of $584,417 and $_______, respectively.



         Under the Investment Advisory Agreement, Key Advisers may delegate a portion of its responsibilities to a sub-adviser. In addition, the Investment Advisory Agreement provides that Key Advisers may render services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser of the Fund and are under the common control of KeyCorp as long as all such persons are functioning as part of an organized group of persons, managed by authorized officers of Key Advisers.



         Key Advisers has entered into an investment sub-advisory agreement with its affiliate, Society Asset Management, Inc. on behalf of the Fund. The Sub-Adviser is a wholly-owned subsidiary of KeyCorp Asset Management Holdings, Inc. With respect to the day to day management of the Fund, under the sub-advisory agreement, the Sub-Adviser makes decisions concerning, and places all orders for, purchases and sales of securities and helps maintain the records relating to such purchases and sales. The Sub-Adviser may, in its discretion, provide such services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser to the Company under applicable laws and are under the common control of KeyCorp; provided that (i) all persons, when providing services under the sub-advisory agreement, are functioning as part of an organized group of persons, and (ii) such organized group of persons is managed at all times by authorized officers of the Sub-Adviser. This arrangement will not result in the payment of additional fees by the Fund.

Glass-Steagall Act

         In 1971 the United States Supreme Court held in Investment Company Institute v. Camp that the federal statute commonly referred to as the Glass-Steagall Act prohibits a national bank from operating a fund for the collective investment of managing agency accounts. Subsequently, the Board of Governors of the Federal Reserve System (the "Board") issued a regulation and interpretation to the effect that the Glass-Steagall Act and such decision: (a) forbid a bank holding company registered under the Federal Bank Holding Company Act of 1956 (the "Holding Company Act") or any non-bank affiliate thereof from sponsoring, organizing, or controlling a registered, open-end investment company continuously engaged in the issuance of its shares, but (b) do not prohibit such a holding company or affiliate from acting as investment adviser, transfer agent, and custodian to such an investment company. In 1981 the United States Supreme Court held in Board of Governors of the Federal Reserve System v. Investment Company Institute that the Board did not exceed its authority under the Holding Company Act when it adopted its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisers to registered closed-end investment companies. In the Board of Governors case, the Supreme Court also stated that if a national bank complied with the restrictions imposed by the Board in its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisers to investment companies, a national bank performing investment advisory services for an investment company would not violate the Glass-Steagall Act.


         Key Advisers and the Sub-Adviser believe that they may perform the services for the Victory Portfolios contemplated by the Prospectus, this Statement of Additional Information, and the Investment Advisory Agreement (and Sub-Advisory Agreement) with the Victory Portfolios without violation of applicable statutes and regulations and has so represented in its Investment Advisory Agreement (and Sub-Advisory Agreement) with the Victory Portfolios. Key Trust Company of Ohio, N. A. believes that it may perform the services for the Victory Portfolios contemplated by the Prospectus, this Statement of Additional Information, and the Shareholder Servicing Agreement with the Victory Portfolios (as described below) without violation of applicable statutes and regulations and has so represented in such Shareholder Servicing Agreement. Future changes in either federal or state statutes and regulations relating to the permissible activities of banks or bank holding companies and the subsidiaries or affiliates of those entities, as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations, could prevent or restrict Key Trust Company of Ohio, N. A., Key Advisers or the Sub-Adviser from continuing to perform such services for the Victory Portfolios. Depending upon the nature of any changes in the services which could be provided by Key Trust Company of Ohio, N. A., Key Advisers or the Sub-Adviser, the Trustees of the Victory Portfolios would review the Victory Portfolios' relationship with Key Trust Company of Ohio, N. A., Key Advisers or the Sub-Adviser and consider taking all action necessary in the circumstances.



         Should future legislative, judicial, or administrative action prohibit or restrict the proposed activities of Key Trust Company of Ohio, N. A., Key Advisers or the Sub-Adviser and its affiliated and correspondent banks and other non-bank affiliates in connection with customer purchases of shares of the Victory Portfolios, the banks and such non-bank affiliates might be required to alter materially or discontinue the services offered by them to customers. It is not anticipated, however, that any change in the Victory Portfolios' method of operations would affect its net asset value per share or result in financial losses to any customer.



         From time to time, advertisements, supplemental sales literature and information furnished to present or prospective shareholders of the Fund may include descriptions of Key Trust Company of Ohio, N. A., Key Advisers and the Sub-Adviser including, but not limited to, (i) descriptions of the operations of Key Trust Company of Ohio, N. A., Key Advisers and the Sub-Adviser; (ii) descriptions of certain personnel and their functions; and (iii) statistics and rankings related to the operations of Key Trust Company of Ohio, N. A., Key Advisers and the Sub-Adviser.

Portfolio Transactions



         Pursuant to the Investment Advisory Agreement (and Sub-Advisory Agreement), Key Advisers or the Sub-Adviser determines, subject to the general supervision of the Trustees of the Victory Portfolios, and in accordance with the Fund's investment objective and restrictions, which securities are to be purchased and sold by the Fund, and which brokers are to be eligible to execute its portfolio transactions. Purchases from underwriters and/or broker-dealers of portfolio securities include a commission or concession paid by the issuer to the underwriter and/or broker-dealer and purchases from dealers serving as market makers may include the spread between the bid and asked price. While Key Advisers and the Sub-Adviser generally seek competitive prices (inclusive of any spread or commission), the Fund may not necessarily pay the lowest prices available on each transaction, for reasons discussed below.



         Allocation of transactions to dealers is determined by Key Advisers or the Sub-Adviser in their best judgment and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. Subject to this consideration, dealers who provide supplemental investment research to Key Advisers or the Sub-Adviser may receive orders for transactions by the Victory Portfolios. Information so received is in addition to and not in lieu of services required to be performed by Key Advisers or the Sub-Adviser and does not reduce the advisory fees payable to Key Advisers by the Victory Portfolios. Such information may be useful to Key Advisers or the Sub-Adviser in serving both the Victory Portfolios and other clients and, conversely, such supplemental research information obtained by the placement of orders on behalf of other clients may be useful to Key Advisers or the Sub-Adviser in carrying out its obligations to the Victory Portfolios. In the future, the Trustees may also authorize the allocation of brokerage to affiliated broker-dealers on an agency basis to effect portfolio transactions. In such event, the Trustees will adopt procedures incorporating the standards of Rule 17e-1 under the 1940 Act, which requires that the commission paid to affiliated broker-dealers must be "reasonable and fair compared to the commission, fee or other remuneration received, or to be received, by other brokers in connection with comparable transactions involving similar securities during a comparable period of time." The Fund, however, purchases portfolio securities directly from dealers acting as principals, underwriters or market makers. As these transactions are usually conducted on a net basis, no brokerage commissions are paid by the Fund.



         The Victory Portfolios will not execute portfolio transactions through, acquire portfolio securities issued by, make savings deposits in, or enter into repurchase or reverse repurchase agreements with Key Advisers, the Sub-Adviser, Key Trust Company of Ohio, N.A. or its affiliates, Concord Holding Corporation, Victory Broker-Dealer Services, Inc. or their affiliates, and will not give preference to Key Trust Company of Ohio, N.A.'s correspondent banks or affiliates, or Concord Holding Corporation or Victory Broker-Dealer Services, Inc. with respect to such transactions, securities, savings deposits, repurchase agreements, and reverse repurchase agreements.



         Investment decisions for the Fund are made independently from those for the other funds or any other investment company or account managed by Key Advisers (or Society). Any such other investment company or account may also invest in the same securities as a particular fund. When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and another fund, investment company or account, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which Key Advisers (or Society) believes to be equitable to the Fund and such other fund, investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained by the Fund. To the extent permitted by law, Key Advisers (or Society) may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for the other funds or for other investment companies or accounts in order to obtain best execution. As provided by the Investment Advisory (and Sub-Advisory) Agreement, in making investment recommendations for the Victory Portfolios, Key Advisers (or Society) will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by a

Fund is a customer of Society, its parents or subsidiaries or affiliates and, in dealing with their commercial customers, Key Advisers (Society), its parents, subsidiaries, and affiliates will not inquire or take into consideration whether securities of such customers are held by the Victory Portfolios.



Administrator



         Currently, Concord Holding Corporation ("CHC") serves as general manager and administrator (the "Administrator") to the Fund. The Administrator assists in supervising all operations of each fund (other than those performed by Key Advisers or the Sub- Adviser under the Investment Advisory (Sub-Advisory) Agreement). The Administrator is a broker-dealer registered with the Commission, and is a member of the National Association of Securities Dealers, Inc. The Administrator provides financial services to institutional clients.



         CHC receives a fee from each fund for its services as Administrator and expenses assumed pursuant to the Administration Agreements, calculated daily and paid monthly, at the annual rate of fifteen one hundredths of one percent (.15%) of each fund's average daily net assets. CHC may periodically waive all or a portion of its fee with respect to any fund in order to increase the net income of one or more funds of the Victory Portfolios available for distribution as dividends.



         Unless sooner terminated, the Administration Agreement will continue in effect as to the Fund for a period of two years, and for consecutive one-year terms thereafter, provided that such continuance is ratified at least annually by the Victory Portfolios' Trustees or by vote of a majority of the outstanding shares of that Fund, and in either case by a majority of the Trustees who are not parties to the Administration Agreement or interested persons (as defined in the 1940 Act) of any party to the Administration Agreement, by votes cast in person at a meeting called for such purpose.



         The Administration Agreement provides that CHC shall not be liable for any error of judgment or mistake of law or any loss suffered by the Victory Portfolios in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith, or gross negligence in the performance of its duties, or from the reckless disregard by it of its obligations and duties thereunder.



         Under the Administration Agreement, CHC assists in the Fund's administration and operation, including providing statistical and research data, clerical services, internal compliance and various other administrative services, including among other responsibilities, forwarding certain purchase and redemption requests to the Transfer Agent, participation in the updating of the prospectus, coordinating the preparation, filing, printing and dissemination of reports to shareholders, coordinating the preparation of income tax returns, arranging for the maintenance of books and records and providing the office facilities necessary to carry out the duties thereunder. Under the Administration Agreement, CHC may delegate all or any part of its responsibilities thereunder.



         CHC receives an annual fee of .15% of the Fund's average net assets, paid monthly, for services performed under the Fund's Administration Agreement. CHC may, from time to time, agree to reimburse the Fund for expenses above a specified percentage of average net assets.



         Victory Broker-Dealer Services, Inc. sells shares of the Fund as agent on behalf of the Victory Portfolios at no cost to the Fund. Key Advisers and the Sub-Adviser neither participate in nor are they responsible for the underwriting of Victory Portfolios shares.



         In the fiscal years ended October 31, 1995 and October 31, 1994, the Fund paid aggregate administration fees of $_________ and $278,025, respectively.

Distribution and Service Plan



         The Victory Portfolios on behalf of the Fund has adopted a Distribution and Service Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act (the "Rule"). The Rule provides in substance that a mutual fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of such mutual fund except pursuant to a plan adopted by the Fund under the Rule. The Board of Trustees has adopted the Plan to allow Key Advisers, the Sub-Adviser and the Distributor to incur certain expenses that might be considered to constitute indirect payment by the Fund of distribution expenses. Under the Plan, if a payment to Key Advisers or the Sub-Adviser of management fees or to the Distributor of administrative fees should be deemed to be indirect financing by the Victory Portfolios of the distribution of their shares, such payment is authorized by the Plan.



         The Plan specifically recognizes that Key Advisers, the Sub-Adviser or the Distributor, directly or through an affiliate, may use its fee revenue, past profits, or other resources, without limitation, to pay promotional and administrative expenses in connection with the offer and sale of shares of the Fund. In addition, the Plan provides that Key Advisers, the Sub-Adviser and the Distributor may use their respective resources, including fee revenues, to make payments to third parties that provide assistance in selling the Fund's shares, or to third parties, including banks, that render shareholder support services.



         The Plan has been approved by the Board of Trustees. As required by the Rule, the Trustees carefully considered all pertinent factors relating to the implementation of the Plan prior to its approval, and have determined that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders. In particular, the Trustees noted that the Plan does not authorize payments by the Fund other than the advisory and administrative fees authorized under the investment advisory and administration agreements. To the extent that the Plan gives Key Advisers, the Sub-Adviser or the Distributor greater flexibility in connection with the distribution of shares of the Fund, additional sales of the Fund's shares may result. Additionally, certain shareholder support services may be provided more effectively under the Plan by local entities with whom shareholders have other relationships.



Business Management Agreement



         In connection with its obligations under the Investment Sub-Advisory Agreement, the Sub-Adviser has entered into a Business Management Agreement with Key Advisers, pursuant to which Key Advisers provides certain administrative and support services to the Sub-Adviser. Such services include preparing reports to Victory Portfolios' Board of Trustees, recordkeeping services, and services rendered in connection with the preparation of regulatory filings and other reports, and regulatory and other administrative and compliance systems and support services.



         For such services to the Fund, the Sub-Adviser pays fees to Key Advisers which vary according to a sliding scale containing "breakpoints" at which decreases in the business management fees correspond to increases in the average daily net asset values of the Fund as follows:



            Net Assets                 Rate of Business
            of the Fund                Management Fee*
            -----------                ---------------
         Up to $10,000,000                  0.20%
         Next $15,000,000                   0.15%
         Next $25,000,000                   0.10%
         Above $50,000,000                  0.075%


--------------------

*       As a percentage of average daily net assets.

Shareholder Servicing Plan



         The Victory Portfolios, on behalf of the Fund, has adopted a Shareholder Servicing Plan to provide payments to shareholder servicing agents (including affiliates of the Adviser) (each a "shareholder Servicing Agent") that provide administrative support services to customers who may from time to time beneficially own shares, which services include: (i) aggregating and processing purchase and redemption requests for shares from customers and promptly transmitting net purchase and redemption orders to our distributor or transfer agent; (ii) providing customers with a service that invests the assets of their accounts in shares pursuant to specific or pre-authorized instructions;
(iii) processing dividend and distribution payments on behalf of customers; (iv) providing information periodically to customers showing their positions in shares; (v) arranging for bank wires; (vi) responding to customer inquiries;
(vii) providing subaccounting with respect to shares beneficially owned by customers or providing the information to the Victory Portfolios necessary for subaccounting; (viii) if required by law, forwarding shareholder communications from us (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to customers; (ix) forwarding to customers proxy statements and proxies containing any proposals regarding this Plan; and (x) providing such other similar services as we may reasonably request to the extent you are permitted to do so under applicable statutes, rules or regulations. For expenses incurred and services provided pursuant to the Shareholder Servicing Agreement, the Fund pays each Shareholder Servicing Agent a fee computed daily and paid monthly, in amounts aggregating not more than twenty-five one-hundredths of one percent (.25%) of the average daily net assets of the Fund per year. A Shareholder Servicing Agent may periodically waive all or a portion of its respective shareholder servicing fees with respect to the Fund to increase the net income of the Fund available for distribution as dividends.



Expenses



         The Fund bears the following expenses relating to its respective operations: taxes, interest, brokerage fees and commissions, fees of the Trustees of the Victory Portfolios, Commission fees, state securities qualification fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to current shareholders, outside auditing and legal expenses, advisory and administration fees, fees and out-of-pocket expenses of the custodian and transfer agent, certain insurance premiums, costs of maintenance of the Fund's existence, costs of shareholders' reports and meetings, and any extraordinary expenses incurred in the Fund's operation.



         If total expenses borne by the Fund in any fiscal year exceeds expense limitations imposed by applicable state securities regulations, Key Advisers, the Sub-Adviser or the Administrator will waive their fees to the extent such excess expenses exceed such expense limitations in proportion to their respective fees. As of the date of this Statement of Additional Information, the most restrictive expense limitation applicable to the Fund limits its aggregate annual expenses, including management and advisory fees but excluding interest, taxes, brokerage commissions, and certain other expenses, to 2.5% of the first $30 million of its average net assets, 2.0% of the next $70 million of its average net assets, and 1.5% of its remaining average net assets. Any expenses to be borne by Key Advisers, the Sub-Adviser or the Administrator will be estimated daily and reconciled and paid on a monthly basis. Fees imposed upon customer accounts by Key Advisers, the Sub-Adviser, Key Trust Company of Ohio, N.A. or its correspondents, affiliated banks and other non-bank affiliates for cash management services are not fund expenses for purposes of any such expense limitation.

Distributor



         Victory Broker-Dealer Services, Inc. (the "Distributor") serves as distributor for the continuous offering of the shares of each fund of the Victory Portfolios pursuant to a Distribution Agreement. Unless otherwise terminated, the Distribution Agreement will remain in effect for two years, and thereafter for consecutive one-year terms, provided that it is approved at least annually (i) by the Victory Portfolios' Trustees or by the vote of a majority of the outstanding shares of the Victory Portfolios, and (ii) by the vote of a majority of the Trustees of the Victory Portfolios who are not parties to the Distribution Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate in the event of its assignment, as defined in the 1940 Act. For the Victory Portfolios' fiscal years ended October 31, 1993 and October 31, 1994, the Distributor received no underwriting commission for underwriting the Fund's shares.



Fund Accountant



         BISYS Fund Services Ohio, Inc. serves as fund accountant for the Fund pursuant to a fund accounting agreement with the Victory Portfolios dated June 5, 1995 (the "Fund Accounting Agreement"). As fund accountant for the Victory Portfolios, BISYS Fund Services Ohio, Inc. calculates the Fund's Portfolios' net asset value, the dividend and capital gain distributions, if any, and the yield. BISYS Fund Services Ohio, Inc. also provides a current security position report, a summary report of transactions and pending maturities, a current cash position report, and maintains the general ledger accounting records for the Fund. Under the Fund Accounting Agreement, BISYS Fund Services Ohio, Inc. is entitled to receive annual fees of .03% of the first $100 million of a Fund's daily average net assets, .02% of the next $100 million of the Fund's daily average net assets, and .01% of the Fund's remaining daily average net assets. These annual fees are subject to a minimum monthly assets charge of $2,917 per tax-free fund and do not include out-of-pocket expenses or multiple class charges of $833 per month assessed for each class of shares after the first class.



         In the fiscal years ended October 31, 1993, and October 31, 1994, the Victory Portfolios paid The Winsbury Service Corporation fund accounting fees (after fee waivers) of $306,082.43 and $276,849, respectively, for the Fund. For the fiscal year ended October 31, 1995, the Fund paid fund accounting fees of $____.



Custodian



         Cash and securities owned by the Fund are held by Key Trust Company of Ohio, N.A. as custodian. Key Trust Company of Ohio, N.A. serves as custodian to the Fund pursuant to a Custodian Agreement dated May 24, 1995. Under this Agreement, Key Trust Company of Ohio, N.A. (i) maintains a separate account or accounts in the name of Fund; (ii) make receipts and disbursements of money on behalf of the Fund; (iii) collects and receives all income and other payments and distributions on account of portfolio securities; (iv) responds to correspondence from security brokers and others relating to its duties; and (v) makes periodic reports to the Victory Portfolios' Trustees concerning the Victory Portfolios' operations. Key Trust Company of Ohio, N.A. may, with the approval of the Victory Portfolios and at the custodian's own expense, open and maintain a sub-custody account or accounts on behalf of the Fund, provided that Key Trust Company of Ohio, N.A. shall remain liable for the performance of all of its duties under its respective Custodian Agreement.

Transfer Agent



         Primary Funds Service Corporation ("PFSC") serves as transfer agent and dividend disbursing agent for the Fund, pursuant to a Transfer Agency and Shareholder Servicing Agreement. Under its agreement with the Victory Portfolios, PFSC has agreed (i) to issue and redeem shares of the Victory Portfolios; (ii) to address and mail all communications by the Victory Portfolios to its shareholders, including reports to shareholders, dividend and distribution notices, and proxy material for its meetings of shareholders; (iii) to respond to correspondence or inquiries by shareholders and others relating to its duties; (iv) to maintain shareholder accounts and certain sub-accounts; and
(v) to make periodic reports to the Victory Portfolios' Trustees concerning the Victory Portfolios' operations. For the services provided under the Transfer Agency and Shareholder Servicing Agreement, PFSC receives a maximum monthly fee of $1,250 from the Fund, and a maximum of $3.50 per account of the Fund.



Auditors



         The financial highlights appearing in the Prospectus for the Fund, other than unaudited information marked as such, has been derived from financial statements of the Victory Portfolios appearing in or incorporated by reference in this Statement of Additional Information which have been audited by Coopers & Lybrand L.L.P., independent accountants, as set forth in their report appearing elsewhere herein, and are included in reliance upon such report and on the authority of such firm as experts in auditing and accounting. Coopers & Lybrand L.L.P.'s address is 100 East Broad Street, Columbus, Ohio 43215.


Legal Counsel

         Kramer, Levin, Naftalis, Nessen, Kamin & Frankel, 919 Third Avenue, New York, New York 10022 is counsel to the Victory Portfolios.


                             ADDITIONAL INFORMATION



Description of Shares



          The Victory Portfolios (sometimes referred to as the "Trust") is a Delaware business trust. Its Delaware Trust Instrument was adopted on December 6, 1995 and a Certificate of Trust for the Trust was filed in Delaware on December __, 1995. On February 29, 1996, the Victory Portfolios converted from a Massachusetts business trust to a Delaware business trust.



         The previously effective Massachusetts Declaration of Trust, pursuant to which the Victory Portfolios was originally called the North Third Street Fund, was filed with the Secretary of State of the Commonwealth of Massachusetts on February 6, 1986. On September 22, 1986, an Amended and Restated Declaration of Trust was filed to change the name of the Trust to The Emblem Fund and to make certain other changes. A second amendment was filed October 23, 1986 providing for voting of shares in the aggregate except where voting of shares by series is otherwise required by law. An amendment to the Amended and Restated Declaration of Trust was filed on March 15, 1993 to change the name of the Trust to The Society Funds. An Amended and Restated Declaration of Trust was then filed on September 2, 1994 to change the name of the Trust to The Victory Portfolios. On December 1, 1995 shareholders of The Victory Portfolios approved a plan to reorganize the Victory Portfolios as a Delaware business trust.



         The currently effective Delaware Trust Instrument authorizes the Trustees to issue an unlimited number of shares, which are units of beneficial interest, without par value. On or about February 29, 1996, contingent upon shareholder approval, the Victory Portfolios will convert from a Massachusetts business trust to a Delaware business trust. The Victory Portfolios presently has twenty-eight series of shares, which represent interests in the U.S. Government Obligations Fund, the Prime Obligations Fund, the Tax-Free Money Market Fund, the Balanced Fund, the Stock Index Fund, the Value Fund, the Diversified Stock Fund, the Growth Fund, the Special Value Fund, the Special Growth Fund, the Ohio Regional Stock Fund, the International Growth Fund, the Limited Term Income Fund, the Government Mortgage Fund, the Ohio Municipal Bond Fund, the Intermediate Income Fund, the Investment Quality Bond Fund, the Florida Tax-Free Bond Fund, the Municipal Bond Fund, the Convertible Securities Fund, the Short-Term U.S. Government Income Fund, the Government Bond Fund, the Fund for Income, the National Municipal Bond Fund, the New York Tax-Free Fund, the Institutional Money Market Fund, the Financial Reserves Fund and the Ohio Municipal Money Market Fund, respectively. The Victory Portfolios' Delaware Trust Instrument authorizes the Trustees to divide or redivide any unissued shares of the Victory Portfolios into one or more additional series by setting or changing in any one or more respects their respective preferences, conversion or other rights, voting power, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption.


         Shares have no subscription or preemptive rights and only such conversion or exchange rights as the Trustees may grant in their discretion. When issued for payment as described in the Prospectus and this Statement of Additional Information, the Victory Portfolios' shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of the Victory Portfolios, shares of the Fund are entitled to receive the assets available for distribution belonging to the Fund, and a proportionate distribution, based upon the relative asset values of the respective funds of the Victory Portfolios, of any general assets not belonging to any particular fund which are available for distribution.

         As described in the Prospectus under the caption "ADDITIONAL INFORMATION -- Voting Rights," shares of the Victory Portfolios are entitled to one vote per share (with proportional voting for fractional shares) on such matters as shareholders are entitled to vote. On any matter submitted to a vote of the shareholders, all shares are voted separately by individual series (funds), and whenever the Trustees determine that the matter affects only certain series, may be submitted for a vote by only such series, except (i) when required by the 1940 Act, shares are voted in the aggregate and not by individual series; and (ii) when the Trustees have determined that the matter affects the interests of more than one series and that voting by shareholders of all series would be consistent with the 1940 Act, then the shareholders of all such series shall be entitled to vote thereon (either by individual series or by shares voted in the aggregate, as the Trustees in their discretion may determine). The Trustees may also determine that a matter affects only the interests of one or more classes of a series, in which case (or if required under the 1940 Act) such matter shall be voted on by such class or classes. There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees have been elected by the shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. In addition, Trustees may be removed from office by a vote of the holders of at least two-thirds of the outstanding shares of the Victory Portfolios. A meeting shall be held for such purpose upon the written request of the holders of not less than 10% of the outstanding shares. Upon written request by ten or more shareholders meeting the qualifications of Section 16(c) of the 1940 Act (i.e., person who have been shareholders for at least six months, and who hold shares having an NAV of at least $25,000 or constituting 1% of the outstanding shares), stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Victory Portfolios will provide a list of shareholders or disseminate appropriate materials (at the expense of the requesting shareholders). Except as set forth above, the Trustees shall continue to hold office and may appoint their successors.

         Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Victory Portfolios shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each fund of the

Victory Portfolios affected by the matter. For purposes of determining whether the approval of a majority of the outstanding shares of a fund will be required in connection with a matter, a fund will be deemed to be affected by a matter unless it is clear that the interests of each fund in the matter are identical, or that the matter does not affect any interest of the fund. Under Rule 18f-2, the approval of an investment advisory agreement or any change in investment policy would be effectively acted upon with respect to a fund only if approved by a majority of the outstanding shares of such fund. However, Rule 18f-2 also provides that the ratification of independent public accountants, the approval of principal underwriting contracts, and the election of Trustees may be effectively acted upon by shareholders of all of the Victory Portfolios voting without regard to series.


Shareholder and Trustee Liability



         The Delaware Business Trust Act provides that a shareholder of a Delaware business trust shall be entitled to the same limitation of personal liability extended to shareholders of Delaware corporations. THE TRUST INSTRUMENT PROVIDES THAT SHAREHOLDERS WILL NOT BE PERSONALLY LIABLE FOR LIABILITIES OF THE VICTORY PORTFOLIOS. The Delaware Trust Instrument also provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his or her being or having been a shareholder. The Delaware Trust Instrument also provides that the Victory Portfolios shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Victory Portfolios, and shall satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered to be extremely remote.



         The Delaware Trust Instrument states further that no Trustee, officer, or agent of the Victory Portfolios shall be personally liable in connection with the administration or preservation of the assets of the Funds or the conduct of the Victory Portfolios' business; nor shall any Trustee, officer, or agent be personally liable to any person for any action or failure to act except for his own bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties. The Declaration of Trust also provides that all persons having any claim against the Trustees or the Victory Portfolios shall look solely to the assets of the Victory Portfolios for payment.



Calculation of Performance Data



         MONEY MARKET FUND YIELDS



         Current yield for the Money Market Fund will be computed by determining the net change, exclusive, exclusive of capital changes, at the beginning of a seven-day period in the value of a hypothetical investment, subtracting any deductions from shareholder accounts, and dividing the difference by the value of the hypothetical investment at the beginning of the base period to obtain the base period return. This base period return is then multiplied by (365/7) with the resulting yield figure carried to at least the nearest hundredth of one percent. Calculation of "effective yield" begins with the same "base period return" used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:



       Effective Yield = [(Base Period Return +1) to the 365/7th power]-1



         Based on the seven-day period ended October 31, 1995 (the "base period"), the yield and effective yield was ___% and ____%, respectively for the Fund.



         Performance information showing a fund's total return may be presented, from time to time, in advertising and sales literature.



         For the one year period ended October 31, 1995, the average annual total return of the Fund was ____%. The average annual total return for the Fund for the five year period ended October 31, 1995 was ____%. The average annual return for the Fund from commencement of operations (______________) through October 31, 1995 was ____%.



         The Fund's average annual total return was determined by calculating the change in the value of a hypothetical $1,000 investment in the Fund for each of the periods shown. This figure is computed by determining the average annual compounded rate of return over the applicable period that would equate the initial amount invested to the ending redeemable value of the investment. The ending redeemable value includes dividends and capital gain distributions reinvested at net asset value. The resulting percentages indicated the positive or negative investment results that an investor would have experienced from changes in share price and reinvestment of dividends and capital gains distributions.



         Current yields will fluctuate, from time to time, and are not necessarily representative of future results. Accordingly, the Fund's yield may not provide a basis for comparison with bank deposits or other investments that pay a fixed return for a stated period of time. Yield is a function of the portfolio's quality, composition, and maturity, as well as expenses allocated to the Fund. Fees imposed upon customer accounts by Key Advisers, the Sub-Adviser, their correspondents, affiliated banks and other non-bank affiliates for cash management services will reduce the Fund's effective yield to customers.



         From time to time, performance information for the Fund showing the Fund's average annual total return, aggregate total return, and/or yield may be presented in advertisements, sales literature and in reports to shareholders. Such performance figures are based on historical earnings and are not intended to indicate future performance. Average annual total return will be calculated over a stated period. Average annual total return is measured by comparing the value of an investment in the Fund at the beginning of the relevant period (as adjusted for sales charges, if any) to the redemption value of the investment at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions), and then analyzing that figure. Average annual total return is a hypothetical return, and is generally not the same as actual annual total return. Aggregate total return is calculated similarly to average annual total return except that the return figure is aggregated over the relevant period instead of annualized. Yield will be computed by dividing the Fund's net investment income per share earned during a recent one-month period by the Fund's maximum offering price per share (reduced by any undeclared earned income expected to be paid shortly as a dividend) on the last day of the period.



         From time to time, the Victory Portfolios may include the following types of information in advertisements, supplemental sales literature and reports to shareholders: (1) discussions of general economic or financial principles (such as the effects of inflation, the power of compounding and the benefits of dollar-cost averaging); (2) discussions of general economic trends;
(3) presentations of statistical data to supplement such discussions; (4) descriptions of past or anticipated portfolio holdings for one or more funds of the Victory Portfolios; (5) descriptions of investment strategies for one or more of such funds; (6) descriptions or comparisons of various savings and investment products (including but not limited to insured bank products, annuities, qualified retirement plans and individual stocks and bonds) which may or may not include the Victory Portfolios; (7) comparisons of investment products (including the Victory Portfolios) with relevant market or industry indices or other appropriate benchmarks; and (8) discussions of fund rankings or ratings by NRSROs.

Miscellaneous



         As used in the Prospectus and in this Statement of Additional Information, "assets belonging to a fund" (or "assets belonging to the Fund") means the consideration received by the Victory Portfolios upon the issuance or sale of shares in that fund, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale, exchange, or liquidation of such investments, and any funds or payments derived from any reinvestment of such proceeds and any general assets of the Victory Portfolios, which general liabilities and expenses are not readily identified as belonging to a particular fund (or the Fund) that are allocated to that fund (or the Fund) by the Victory Portfolios' Trustees. The Trustees may allocate such general assets in any manner they deem fair and equitable. It is anticipated that the formula that will be used by the Trustees in making allocations of general assets to a particular fund of the Victory Portfolios will be the relative net asset value of the respective fund at the time of allocation. Assets belonging to a particular fund are charged with the direct liabilities and expenses in respect of that fund, and with a share of the general liabilities and expenses of that fund, and with a share of the general liabilities and expenses of each of the funds not readily identified as belonging to a particular fund that are allocated to each fund in accordance with its proportionate share of the net asset values of the respective fund of the Victory Portfolios at the time of allocation. The timing of allocations of general assets and general liabilities and expenses of the Victory Portfolios to a particular fund will be determined by the Trustees of the Victory Portfolios and will be in accordance with generally accepted accounting principles. Determinations by the Trustees of the Victory Portfolios as to the timing of the allocation of general liabilities and expenses and as to the timing and allocable portion of any general assets with respect to a particular fund are conclusive.


         As used in the Prospectus and in this Statement of Additional Information, a "vote of a majority of the outstanding shares" or a "vote of majority of the outstanding voting securities" of the Victory Portfolios or a particular fund means the affirmative vote of the lesser of (a) 67% or more of the shares of the Victory Portfolios or such fund present at a meeting at which the holders of more than 50% of the outstanding shares of the Victory Portfolios or such fund are represented in person or by proxy, or (b) more than 50% of the outstanding votes of shareholders of the Victory Portfolios or such fund.

         Organizational expenses are allocated to each of the Victory Portfolios and are amortized over a period of two years from the commencement of the public offering of shares of the Victory Portfolios.


         As of January 1, 1996, the Trustees and officers of the Victory Portfolios, as a group, owned less than one percent of the shares of the Fund. As of that date, the Fund believes that Society National Bank was the shareholder of record of _____% of the shares of the Fund.



         As of January 1, 1996, National Financial Services Corp., For the Benefit of our Customers, One World Financial Center, 200 Liberty St., 4th Floor, New York, NY 10281-0000 owned beneficially ______________ shares (____%) of the Fund.



         Individual Trustees are elected by the shareholders and, subject to removal by the vote of the holders of two-thirds of the outstanding shares of the Victory Portfolios, serve for a term lasting until the next meeting of shareholders at which trustees are elected. Such meetings are not required to be held at any specific intervals. Individual Trustees may be removed by vote of the shareholders voting not less than a majority of the shares then outstanding cast in person or by proxy at any meeting called for that purpose, or by a written declaration signed by shareholders voting not less than two-thirds of the shares then outstanding.


         The Victory Portfolios is registered with the Commission as an open-end management investment company. Such registration does not involve supervision by the Commission of the management or policies of the Victory Portfolios.

         The Prospectus and this Statement of Additional Information omit certain of the information contained in the Registration Statement filed with the Securities and Exchange Commission. Copies of such information may be obtained from the Commission upon payment of the prescribed fee.

         The Prospectus and this Statement of Additional Information are not an offering of the securities herein described in any state in which such offering may not lawfully be made. No salesman, dealer, or other person is authorized to give any information or make any representation other than those contained in the Prospectus and this Statement of Additional Information.


         The 1995 Annual Report to shareholders of The Victory Portfolios is incorporated by reference herein. This report includes the financial statements for the fiscal year ended October 31, 1995. The opinion in the Annual Report of Coopers & Lybrand L.L.P., independent accountants, is incorporated by reference herein in its entirety to such Annual Report, and such financial statements are incorporated in their entirety in reliance upon such report of Coopers & Lybrand L.L.P. and on the authority of such firm as experts in auditing and accounting.



         Delaware law authorizes electronic or telephonic communications between shareholders and the Victory Portfolios. Under Delaware law, the Successor Company has the flexibility to respond to future business contingencies. For example, the Trustees will have the power to incorporate the Victory Portfolios, to merge or consolidate it with another entity, to cause each fund to become a separate trust, and to change the Victory Portfolios' domicile without a shareholder vote. This flexibility could help reduce the expense and frequency of future shareholder meetings for non-investment related issues.

                                    APPENDIX



         The nationally recognized statistical rating organizations (individually, an "NRSRO") that may be utilized by KeyCorp Advisers or Society with regard to portfolio investments for the Fund include Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P"), Duff & Phelps, Inc. ("Duff"), Fitch Investors Service, Inc. ("Fitch"), IBCA Limited and its affiliate, IBCA Inc. (collectively, "IBCA"), and Thomson BankWatch, Inc. ("Thomson"). Set forth below is a description of the relevant ratings of each such NRSRO. The NRSROs that may be utilized by Key Advisers or the Sub-Adviser and the description of each NRSRO's ratings is as of the date of this Statement of Additional Information, and may subsequently change.


         Long-Term Debt Ratings (may be assigned, for example, to corporate and municipal bonds)

         Description of the five highest long-term debt ratings by Moody's (Moody's applies numerical modifiers ( e.g., 1, 2, and 3) in each rating category to indicate the security's ranking within the category):

         Aaa. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

         A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

         Baa. Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba. Bonds which are rated Ba are judged to have speculative elements - their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times in the future. Uncertainty of position characterizes bonds in this class.

         Description of the five highest long-term debt ratings by S&P (S&P may apply a plus (+) or minus (-) to a particular rating classification to show relative standing within that classification):

         AAA. Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

         AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

         A. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.



         BBB. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.



         BB. Debt rated BB is regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.



         Description of the three highest long-term debt ratings by Duff:



         AAA. Highest credit quality. The risk factors are negligible being only slightly more than for risk-free U.S. Treasury debt.



         AA+. High credit quality Protection factors are strong.



         AA. Risk is modest but may vary slightly from time to time



         AA-. because of economic conditions.



         A+. Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.



         Description of the three highest long-term debt ratings by Fitch (plus or minus signs are used with a rating symbol to indicate the relative position of the credit within the rating category):



         AAA. Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.



         AA. Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issues is generally rated "[-]+."



         A. Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.



         IBCA's description of its three highest long-term debt ratings:



         AAA. Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly.

         AA. Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic, or financial conditions may increase investment risk albeit not very significantly.



         A. Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.



         Short-Term Debt Ratings (may be assigned, for example, to commercial paper, master demand notes, bank instruments, and letters of credit)



         Moody's description of its three highest short-term debt ratings:



         Prime-1. Issuers rated Prime-1 (or supporting institutions) have a superior capacity for repayment of senior short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by many of the following characteristics:



         -       Leading market positions in well-established industries.



         -       High rates of return on funds employed.



         - Conservative capitalization structures with moderate reliance on debt and ample asset protection.



         - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.



         - Well-established access to a range of financial markets and assured sources of alternate liquidity.



         Prime-2. Issuers rated Prime-2 (or supporting institutions) have a strong capacity for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.



         Prime-3. Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.



         S&P's description of its three highest short-term debt ratings:



         A-1. This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to have extremely strong safety characteristics are denoted with a plus sign (+).



         A-2. Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."



         A-3. Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

         Duff's description of its five highest short-term debt ratings (Duff incorporates gradations of "1+" (one plus) and "1-" (one minus) to assist investors in recognizing quality differences within the highest rating category):



         Duff 1+. Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.



         Duff 1. Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.



         Duff 1-. High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.



         Duff 2. Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.



         Duff 3. Satisfactory liquidity and other protection factors qualify issue as to investment grade.



         Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.



         Fitch's description of its four highest short-term debt ratings:



         F-1+. Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.



         F-1. Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.



         F-2. Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ or F-1 ratings.



         F-3. Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.



         IBCA's description of its three highest short-term debt ratings:



         A+. Obligations supported by the highest capacity for timely repayment.



         A1. Obligations supported by a very strong capacity for timely repayment.



         A2. Obligations supported by a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

Short-Term Loan/Municipal Note Ratings



         Moody's description of its two highest short-term loan/municipal note ratings:



         MIG-1/VMIG-1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.



         MIG-2/VMIG-2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.



         S&P's description of its two highest municipal note ratings:



         SP-1. Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.



         SP-2.  Satisfactory capacity to pay principal and interest.



Short-Term Debt Ratings



         Thomson BankWatch, Inc. ("TBW") ratings are based upon a qualitative and quantitative analysis of all segments of the organization including, where applicable, holding company and operating subsidiaries.



         TBW Ratings do not constitute a recommendation to buy or sell securities of any of these companies. Further, TBW does not suggest specific investment criteria for individual clients.



         The TBW Short-Term Ratings apply to commercial paper, other senior short-term obligations and deposit obligations of the entities to which the rating has been assigned.



         The TBW Short-Term Ratings apply only to unsecured instruments that have a maturity of one year or less.



         The TBW Short-Term Ratings specifically assess the likelihood of an untimely payment of principal or interest.



         TBW-1. The highest category; indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.



         TBW-2. The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".



         TBW-3. The lowest investment grade category; indicates that while more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.



         TBW-4. The lowest rating category; this rating is regarded as non-investment grade and therefore speculative.

Definitions of Certain Money Market Instruments



Commercial Paper



         Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper normally have maturities of less than nine months and fixed rates of return.



Certificates of Deposit



         Certificates of Deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return.



Bankers' Acceptances



         Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity.



U.S. Treasury Obligations



         U.S. Treasury Obligations are obligations issued or guaranteed as to payment of principal and interest by the full faith and credit of the U.S. Government. These obligations may include Treasury bills, notes and bonds, and issues of agencies and instrumentalities of the U.S. Government, provided such obligations are guaranteed as to payment of principal and interest by the full faith and credit of the U.S. Government.



U.S. Government Agency and Instrumentality Obligations



         Obligations issued by agencies and instrumentalities of the U.S. Government include such agencies and instrumentalities as the Government National Mortgage Association, the Export-Import Bank of the United States, the Tennessee Valley Authority, the Farmers Home Administration, the Federal Home Loan Banks, the Federal Intermediate Credit Banks, the Federal Farm Credit Banks, the Federal Land Banks, the Federal Housing Administration, the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, and the Student Loan Marketing Association. Some of these obligations, such as those of the Government National Mortgage Association are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law. A Fund will invest in the obligations of such instrumentalities only when the investment adviser believes that the credit risk with respect to the instrumentality is minimal.

                      STATEMENT OF ADDITIONAL INFORMATION


                             THE VICTORY PORTFOLIOS


                              The Fund for Income




                                 March  1, 1996




        This Statement of Additional Information is not a Prospectus, but should be read in conjunction with the Prospectus of The Victory Portfolios - The Fund for Income Fund, dated the same date as the date hereof (the "Prospectus"). This Statement of Additional Information is incorporated by reference in its entirety into the Prospectus. Copies of the Prospectus may be obtained by writing the Victory Portfolios at Primary Funds Service Corporation, P.O. Box 9741, Providence, RI 02940-9741, or by telephoning toll free 800-539-FUND or 800-539-3863.


Investment Policies and Limitations                 1        INVESTMENT ADVISER
Valuation of Portfolio Securities                   6              KeyCorp Mutual Fund Advisers, Inc.
Additional Purchase and Redemption  Information     7
Management of the Victory Portfolios               10              INVESTMENT SUB-ADVISER
Advisory and Other Contracts                       19              First Albany Asset Management Corporation
Additional Information                             26
Independent Auditor's Report                       31              ADMINISTRATOR
Financial Statements                               31              Concord Holding Corporation
Appendix                                           32
                                                                   DISTRIBUTOR
                                                                   Victory Broker-Dealer Services, Inc.

                                                                   TRANSFER AGENT
                                                                   Primary Funds Service Corporation

                                                                   CUSTODIAN
                                                                   Key Trust Company of Ohio, N.A.

                      STATEMENT OF ADDITIONAL INFORMATION

         The Victory Portfolios (the "Victory Portfolios") is an open-end management investment company. The Victory Portfolios consist of twenty-eight series of units of beneficial interest ("shares"), four of which series are currently inactive. The outstanding shares represent interests in the twenty-four separate investment portfolios which are currently active. This Statement of Additional Information relates to the Fund for Income (the "Fund") only. Much of the information contained in this Statement of Additional Information expands on subjects discussed in the Prospectus. Capitalized terms not defined herein are used as defined in the Prospectus. No investment in shares of the Fund should be made without first reading the Fund's Prospectus.


                      INVESTMENT POLICIES AND LIMITATIONS

 Additional Information on Fund Instruments

         The following policies supplement the investment objectives and policies of the Fund as set forth in the Prospectus.

Mortgage-Related Securities -- In General

         Mortgage-related securities are backed by mortgage obligations including, among others, conventional 30-year fixed rate mortgage obligations, graduated payment mortgage obligations, 15-year mortgage obligations, and adjustable rate mortgage obligations. All of these mortgage obligations can be used to create pass-through securities. A pass-through security is created when mortgage obligations are pooled together and undivided interests in the pool or pools are sold. The cash flow from the mortgage obligations is passed through to the holders of the securities in the form of periodic payments of interest, principal and prepayments (net of a service fee). Prepayments occur when the holder of an individual mortgage obligation prepays the remaining principal before the mortgage obligation's scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. Because the prepayment characteristics of the underlying mortgage obligations vary, it is not possible to predict accurately the realized yield or average life of a particular issue of pass-through certificates. Prepayment rates are important because of their effect on the yield and price of the securities. Accelerated prepayments have an adverse impact on yields for pass-throughs purchased at a premium (i.e., a price in excess of principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-throughs purchased at a discount. The Victory Portfolios may purchase mortgage-related securities at a premium or at a discount. Among the U.S. Government securities in which the Victory Portfolios may invest are government "mortgage-backed" (or government guaranteed mortgage related securities). Such guarantees do not extend to the value of yield of the mortgage-backed securities themselves or of the Fund's shares.

         GNMA Certificates. Certificates of the Government National Mortgage Association ("GNMA") are mortgage-backed securities which evidence an undivided interest in a pool or pools of mortgages. GNMA Certificates that the Fund may purchase are the "modified pass-through" type, which entitle the holder to receive timely payment of all interest and principal payments due on the mortgage pool, net of fees paid to the "issuer" and GNMA, regardless of whether or not the mortgagor actually makes the payment.

         The National Housing Act authorizes GNMA to guarantee the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration ("FHA") or guaranteed by the Veterans Administration ("VA"). The GNMA guarantee is backed by the full faith and credit of the U.S. Government. GNMA is also empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.

         The estimated average life of a GNMA Certificate is likely to be substantially shorter than the original maturity of the mortgages underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal investment long before the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee, except to the extent that the Fund has purchased the certificates above par in the secondary market.

         FHLMC Securities. The Federal Home Loan Mortgage Corporation ("FHLMC") was created in 1970 to promote development of a nationwide secondary market in conventional residential mortgages. The FHLMC issues two types of mortgage pass-through securities ("FHLMC Certificates"), mortgage participation certificates ("PCs") and collateralized mortgage obligations ("CMOs"). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool. The FHLMC guarantees timely monthly payment of interest on PCs and the ultimate payment of principal. Recently introduced FHLMC Gold PCs guarantee the timely payment of both principal and interest.

         CMOs are securities backed by a pool of mortgages in which the principal and interest cash flows of the pool are channeled on a prioritized basis into two or more classes, or tranches, of bonds. FHLMC CMOs are backed by pools of agency mortgage-backed securities and the timely payment of principal and interest of each tranche is guaranteed by the FHLMC. The FHLMC guarantee is not backed by the full faith and credit of the U.S. Government.

         FNMA Securities. The Federal National Mortgage Association ("FNMA") was established in 1938 to create a secondary market in mortgages insured by the FHA, but has expanded its activity to the secondary market for conventional residential mortgages. FNMA primarily issues two types of mortgage-backed securities, guaranteed mortgage pass-through certificates ("FNMA Certificates") and CMOs. FNMA Certificates resemble GNMA Certificates in that each FNMA Certificate represents a pro rata share of all interest and principal payments made and owed on the underlying pool. FNMA guarantees timely payment of interest and principal on FNMA Certificates and CMOs. The FNMA guarantee is not backed by the full faith and credit of the U.S. Government.

Investment Restrictions

         The following investment restrictions are fundamental with respect to the Fund and may be changed only by a vote of a majority of the outstanding shares of the Fund as defined in "ADDITIONAL INFORMATION --Miscellaneous" of this Statement of Additional Information).

       The Fund may not:


       (1) Purchase the securities of any issuer (except the United States government, its agencies and instrumentalities), with regard to 50% of total assets, if as a result more than 5% of its total assets would be invested in the securities of such issuer.

       In determining the issuer of a tax-exempt security, each state and each political subdivision, agency, and instrumentality of each state and each multi-state agency of which such state is a member is a separate issuer. Where securities are backed only by assets and revenues of a particular instrumentality, facility or subdivision, such entity is considered the issuer.

(2) Invest more than 25% of its total assets in securities whose interest payments are derived from revenue from similar projects;

(3) Borrow money, except for temporary or emergency purposes and not for investment purposes, and then only in an amount not exceeding 5% of the value of its total assets at the time of the borrowing;

(4) Pledge, mortgage or hypothecate its assets, except that, to secure borrowings permitted by subparagraph (3) above, it may pledge securities having a market value at the time of pledge not exceeding 10% of the value of its total assets;

(5) Issue any senior security (as defined in the 1940 Act), except that (a) the Fund may engage in transactions which may result in the issuance of senior securities to the extent permissible under the applicable regulations and interpretations of the 1940 Act or an exemptive order;
       (b) the Fund may acquire other securities that may be deemed senior securities to the extent permitted under applicable regulations or interpretations of the 1940 Act; (c) subject to the restrictions set forth above, the Fund may borrow money as authorized by the 1940 Act;

(6)    Underwrite any issue of securities;

(7) Purchase or sell commodities or commodity contracts, or oil, gas or other mineral exploration or development programs;

(8) Make loans to other persons except through the use of repurchase agreements or the purchase of commercial paper. For these purposes, the purchase of a portion of an issue of debt securities which is part of an issue to the public shall not be considered the making of a loan;

The following limitations are not fundamental and may be changed without shareholder notification:

The Fund will not:

(1) Make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions; or


(2) Participate on a joint, or a joint and several, basis in any trading account in securities except pursuant to an exemptive order or otherwise permitted by the 1940 Act; the "bunching" of orders for the sale or purchase of portfolio securities with other funds advised by the Adviser or its affiliates to reduce brokerage commissions or otherwise to achieve best overall execution is not considered participation in a trading account in securities;


With respect to non-municipal bond investments, in addition to the foregoing limitations, the Fund will not purchase securities (other than securities of the United States government, its agencies or instrumentalities), if as a result of such purchase 25% or more of the total Fund's assets would be invested in any one industry, or enter into a repurchase agreement if, as a result thereof, more than 10% of its total assets would be subject to repurchase agreements maturing in more than seven days.

In the event the Fund acquires liquid assets as a result of the exercise of a security interest relating to municipal bonds, the Fund's trustees will dispose of such assets as promptly as possible.

State Regulations

       The Victory Portfolios has agreed with a state securities administrator on behalf of each fund of the Victory Portfolios that each such fund will limit investment in warrants to no more than 5% of its net assets and, of this 5%, no more than 2% will be invested in warrants which are not listed on the New York Stock Exchange or the American Stock Exchange; provided, however, that for the purposes of this limitation, warrants acquired in units or attached to other securities will be deemed to be without value.

       In addition, the Fund, so long as its shares are registered under the securities laws of the State of Texas and such restrictions are required as a consequence of such registration, is subject to the following non-fundamental policy, which may be modified in the future by the Trustees without a vote of the Fund's shareholders: the Victory Portfolios has represented to the Texas State Securities Board, on behalf of the investment portfolios registered in that state, that those investment portfolios will not invest in oil, gas or mineral leases or purchase or sell real property (including limited partnership interests, but excluding readily marketable securities of companies which invest in real estate).

       The policies and limitations above supplement those set forth in the Prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of the Fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Fund's acquisition of such security or other asset except in the case of borrowing (or other activities that may be deemed to result in the issuance of a "senior security" under the 1940 Act). Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund's investment policies and limitations. If the value of the Fund's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board will consider what actions, if any, are appropriate to maintain adequate liquidity.

Future Developments

       The Fund may take advantage of other investment practices which are not at present contemplated for use by the Fund or which currently are not available but which may be developed, to the extent such investment practices are both consistent with the Fund's investment objective and are legally permissible for the Fund. Such investment practices, if they arise, may involve risks which exceed those involved in the activities described in the Prospectus and Statement of Additional Information. Prior to commencing any new investment practice, the Fund will notify shareholders by means of prospectus supplement.

Portfolio Turnover

       The turnover rate stated in the Prospectus for the Fund's investment portfolio is calculated by dividing the lesser of the Fund's purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The calculation excludes all securities whose maturities, at the time of acquisition, were one year or less. Because of this exclusion, portfolio turnover is expected to be zero percent for regulatory purposes.

                       VALUATION OF PORTFOLIO SECURITIES


       As indicated in the Prospectus, the net asset value ("NAV") of the Fund is determined and the shares of the Fund are priced as of the close of regular trading of the New York Stock Exchange ("NYSE") ("the Valuation Time(s)") on each Business Day of the Fund. A "Business Day" is a day on which the NYSE is open for trading, the Federal Reserve Bank of Cleveland is open and any other day (other than a day on which no shares of the Fund are tendered for redemption and no order to purchase any shares is received) during which there is sufficient trading in portfolio instruments that the Fund's net asset value per share might be materially affected. The NYSE, or the Federal Reserve Bank of Cleveland will not open in observance of the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving, and Christmas.

       When the NYSE is closed, or when trading is restricted for any reason other than its customary weekend or holiday closings, or under emergency circumstances as determined by the Commission to warrant such action, the Fund's transfer agent will determine the Fund's NAV at the close of business, normally 4:00 p.m., eastern time. The Fund's NAV may be affected to the extent that its securities are traded on days that are not Business Days.


       Investment securities held by the Fund are valued on the basis of valuations provided by an independent pricing service, approved by the Board of Trustees, which uses information with respect to transactions of a security, quotations from dealers, market transactions in comparable securities, and various relationships between securities, in determining value. Specific investment securities which are not priced by the approved pricing service will be valued according to quotations obtained from dealers who are market makers in those securities. Investment securities with less than 60 days to maturity when purchased are valued at amortized cost which approximates market value. Investment securities not having readily available market quotations will be priced at fair value using a methodology approved in good faith by the Board of Trustees.


                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION


Matters Affecting Redemption

       The Fund may suspend the right of redemption or postpone the date of payment for shares during any period when (a) trading on the NYSE is restricted by applicable rules and regulations of the Commission, (b) the NYSE is closed for other than customary weekend and holiday closings, (c) the Commission has by order permitted such suspension, or (d) an emergency exists as determined by the Commission.


       [If, in the opinion of the Board of Trustees, conditions exist which make cash payment undesirable, redemption payments may be made in whole or in part in securities or other property, valued for this purpose as they are valued in computing the Fund's NAV. Shareholders receiving securities or other property on redemption may realize a gain or loss for tax purposes, and will incur any costs of sale, as well as the associated inconveniences.]


       Pursuant to Rule 11a-3 under the 1940 Act, the Fund is required to give shareholders at least 60 days' notice prior to terminating or modifying its exchange privilege. Under the Rule, the 60-day notification requirement may be waived if (i) the only effect of a modification would be to reduce or eliminate an administrative fee, redemption fee, or deferred sales charge ordinarily payable at the time of exchange, or (ii) a Fund temporarily suspends the offering of shares as permitted under the 1940 Act or by the Commission, or because it is unable to invest amounts effectively in accordance with its investment objective and policies.

       In the Prospectus, the Fund, Key Advisers and the Sub-Adviser have notified shareholders that they reserve the right at any time without prior notice to shareholders to refuse exchange purchases by any person or group if, in Key Advisers' or the Sub-Adviser's judgment, the Fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

 Purchasing Shares

       Shares are sold at their net asset value without a sales charge on days the NYSE and the Federal Reserve Wire System are open for business. The procedure for purchasing shares of the Fund is explained in the Prospectus under "Investing in the Fund."

Conversion to Federal Funds

       It is the Fund's policy to be as fully invested as possible so that maximum interest may be earned. To this end, all payments from shareholders must be in federal funds or be converted into federal funds. This conversion must be made before shares are purchased. Converting the funds to federal funds is normally accomplished within two business days of receipt of the check.

Redeeming Shares

       The Fund redeems shares at the next computed net asset value after the redemption request is received. Redemption procedures are explained in the Prospectus under "Redeeming Shares."

Redemption in Kind

       Although the Fund intends to redeem shares in cash, it reserves the right under certain circumstances to pay the redemption price in whole or in part by a distribution of securities from the Fund. To the extent available, such securities will be readily marketable.

       Redemption in kind will be made in conformity with applicable Commission rules, taking such securities at the same value employed in determining net asset value and selecting the securities in a manner the Trustees determine to be fair and equitable.

       The Fund has elected to be governed by Rule 18f-1 of the 1940 Act under which the Fund is obligated to redeem shares for any one shareholder in cash only up to the lesser of $250,000 or 1% of the Fund's net asset value during any 90-day period.]

       The Victory Portfolios may redeem shares involuntarily if redemption appears appropriate in light of the Victory Portfolios' responsibilities under the 1940 Act. (See "VALUATION" above.)

Additional Tax Information

       It is the policy of each fund of the Victory Portfolios to qualify for the favorable tax treatment accorded regulated investment companies ("RICs") under Subchapter M of the Code, for so long as such qualification is in the best interest of its shareholders. By following such policy and distributing its income and gains currently with respect to each taxable year, the Victory Portfolios expects to eliminate or reduce to a nominal amount the federal income and excise taxes to which it may otherwise be subject.

       In order to qualify as a RIC, the Fund must, among other things, (1) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock or securities , foreign currencies or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in stock , securities or currencies, (2) derive less than 30% of its gross income from the sale or other disposition of stock, securities , options, futures, forward contracts, and certain foreign currencies (or options, futures, or forward contracts on foreign currencies) held for less than three months, and (3) diversify its holdings so that at the end of each quarter of its taxable year (i) at least 50% of the market value of the Fund's assets is represented by cash or cash items, U.S. Government securities, securities of other RICs and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities) or of two or more issuers that the Fund control and that are engaged in the same, similar, or related trades or businesses. These requirements may restrict the degree to which the Fund may engage in short-term trading and concentrate investments. If the Fund qualifies as a RIC, it will not be subject to federal income tax on the part of its net investment income and net realized capital gains, if any, that it distributes to shareholders with respect to each taxable year within the time limits specified in the Code.

       A non-deductible excise tax is imposed on regulated investment companies that do not distribute in each calendar year an amount equal to 98% of their ordinary income for the year plus 98% of their capital gain net income for the 1-year period ending on October 31 of such calendar year. The balance of such income must be distributed during the following calendar year. If distributions during a calendar year are less than the required amount, the fund is subject to a non-deductible excise tax equal to 4% of the deficiency.

       Certain investment and hedging activities of the Fund, including transactions in options, futures contracts, hedging transactions, forward contracts, straddles, foreign currencies, and foreign securities, are subject to special tax rules. In a given case, these rules may accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert short-term capital losses into long-term capital losses, or otherwise affect the character of the Fund's income. These rules could therefore affect the amount, timing and character of distributions to shareholders. The Victory Portfolios will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interest of the Fund and its securities.

       The Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of taxable dividends paid to any shareholder who has failed to provide (or provided an incorrect) tax identification number, or is subject to withholding pursuant to a notice from the Internal Revenue Service for failure to properly include on his or her income tax return payments of interest or dividends. This "backup withholding" is not an additional tax, and any amounts withheld may be credited against the shareholder's ultimate U.S. tax liability.

       Information set forth in the Prospectus and this Statement of Additional Information that relates to federal taxation is only a summary of certain key federal tax considerations generally affecting purchasers of shares of the Victory Portfolios. No attempt has been made to present a complete explanation of the federal tax treatment of a fund or its shareholders, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential purchasers of shares of the Fund are urged to consult their tax advisers with specific reference to their own tax circumstances. In addition, the tax discussion in the Prospectus and this Statement of Additional Information is based on tax law in effect on the date of the Prospectus and this Statement of Additional Information; such laws and regulations may be changed by legislative, judicial or administrative action, sometimes with retroactive effect.

                      MANAGEMENT OF THE VICTORY PORTFOLIOS

Board of Trustees
-----------------




       Overall responsibility for management of the Victory Portfolios rests with the Trustees, who are elected by the shareholders of the Victory Portfolios. The Victory Portfolios are managed by the Trustees in accordance with the laws of the Commonwealth of Massachusetts governing business trusts. There are currently seven Trustees, six of whom are not "interested persons" of the Victory Portfolios within the meaning of that term under the 1940 Act. The Trustees, in turn, elect the officers of the Victory Portfolios to supervise actively its day-to-day operations.


The Trustees of the Victory Portfolios, their addresses, ages and their principal occupations during the past five years are as follows:


                                           Position(s) Held
                                           With the Victory                   Principal Occupation
   Name, Address and Age                   Portfolios                         During Past 5 Years
   ---------------------                   ----------------                   --------------------
   Leigh A. Wilson, 51*                    Trustee and                        From 1989 to present, Chairman and
   Glenleigh International Ltd.            President                          Chief Executive Officer, Glenleigh
   53 Sylvan Road North                                                       International Limited; from 1984-
   Westport, CT  06880                                                        1989 Chief Executive Officer,
                                                                              Paribas North America and Paribas
                                                                              Corporation; Trustee, The Victory
                                                                              Funds and Spears, Benzak, Salomon
                                                                              and Farrell ("SBSF") Funds.


                                           Position(s) Held
                                           With the Victory                   Principal Occupation
   Name, Address and Age                   Funds                              During Past 5 Years
   ---------------------                   ----------------                   --------------------
   Robert G. Brown,  72                    Trustee                            Retired;  from October 1983 to
   5460 N. Ocean Drive                                                        November 1990, President, Cleveland
   Singer Island                                                              Advanced Manufacturing Program
   Riviera Beach, FL  33404                                                   (non-profit corporation engaged in
                                                                              regional economic development).

   Edward P. Campbell,  46                 Trustee                            From March 1, 1994 to present,
   Nordson Corporation                                                        Executive Vice President and Chief
   28601 Clemens Road                                                         Operating Officer of Nordson
   Westlake, OH  44145                                                        Corporation (manufacturer of
                                                                              application  equipment); from May
                                                                              1988 to March 1994, Vice President
                                                                              of Nordson Corporation;  from 1987
                                                                              to  December 1994,  member of the
                                                                              Supervisory Committee of Society's
                                                                              Collective Investment Retirement
                                                                              Fund; from  May 1991 to August 1994,
                                                                              Trustee,   Financial Reserves Fund
                                                                              and from May 1993 to August 1994,
                                                                              Trustee,  Ohio Municipal Money
                                                                              Market Fund; Trustee, The Victory
                                                                              Funds and SBSF Funds.

   Dr. Harry Gazelle,  68                  Trustee                            Retired radiologist,  Drs. Hill and
   17822 Lake Road                                                            Thomas Corp.; Trustee, The Victory
   Lakewood,  OH 44107                                                        Funds.

----------------
* Mr. Wilson is deemed to be an "interested person" of the Victory Portfolios under the 1940 Act solely by reason of his position as President.


                                        Position(s) Held
                                        With the Victory                  Principal Occupation
Name, Address and Age                   Funds                             During Past 5 Years
---------------------                   ----------------                  --------------------
Stanley I. Landgraf, 70                 Trustee                           Retired;  currently, Trustee,
41 Traditional Lane                                                       Rensselaer Polytechnic Institute;
Albany, NY  12211                                                         Director,  Elenel Corporation and
                                                                          Mechanical Technology, Inc.;
                                                                          Member, Board of Overseers, School
                                                                          of Management, Rensselaer
                                                                          Polytechnic Institute;  Member, The
                                                                          Fifty Group (a Capital Region
                                                                          business organization); Trustee,
                                                                          The Victory Funds.

Dr. Thomas F. Morrissey,  62            Trustee                           1995 Visiting Scholar,  Bond
Weatherhead School of                                                      University,  Queensland,  Australia;
Management                                                                 Professor, Weatherhead School of
Case Western Reserve                                                       Management,  Case Western Reserve
University                                                                 University;  from 1989 to 1995,
10900 Euclid Avenue                                                        Associate Dean of Weatherhead
Cleveland, OH  44106-7235                                                  School of Management and Professor,
                                                                           Case  Western Reserve University;
                                                                           from 1987 to December 1994, Member
                                                                           of the Supervisory Committee of
                                                                           Society's Collective Investment
                                                                           Retirement Fund; from May 1991 to
                                                                           August 1994,  Trustee,  Financial
                                                                           Reserves Fund and from May 1993 to
                                                                           August 1994,  Trustee,  Ohio
                                                                           Municipal Money Market Fund;
                                                                           Trustee , The Victory Funds.

H. Patrick Swygert, 52                 Trustee                             President,  Howard University;
Howard University                                                          formerly  President,  State
2400 6th Street, N.W.                                                      University of New York at Albany;
Suite 320                                                                  formerly,  Executive Vice President,
Washington, DC  20059                                                      Temple University; Trustee, The
                                                                           Victory Funds.

               The Board presently has an Investment Policy Committee and a Business, Legal, and Audit Committee. The members of the Investment Policy Committee are Messrs. Landgraf (Chairman), Morrissey and Brown, who will serve until May 1996. The function of the Investment Policy Committee is to review the existing investment policies of the Victory Portfolios, including the levels of risk and types of funds available to shareholders, and make recommendations to the Board of Trustees regarding the revision of such policies or, if necessary, the submission of such revisions to the Victory Portfolios' shareholders for their consideration. The members of the Business, Legal and Audit Committee are Messrs. Swygert (Chairman), Campbell and Gazelle who will serve until May 1996. The function of the Business, Legal and Audit Committee is to recommend independent auditors and monitor accounting and financial matters; to nominate persons to serve as disinterested Trustees and Trustees to serve on committees of the Board; and to review compliance and contract matters.

               The Investment Policy Committee met four times during the 12 months ended October 31, 1995. The Business, Legal and Audit Committee was constituted on May 24, 1995 (and has met twice since then) and replaced the Audit Committee, the Legal Committee and the Nominating Committee, which met three times, one time and one time, respectively, during the 12 month period ended October 31, 1995.

REMUNERATION OF TRUSTEES AND CERTAIN EXECUTIVE OFFICERS

        Effective June 1, 1995, each Trustee (other than Leigh A. Wilson) receives an annual fee of $27,000 for serving as Trustee of all the funds of the Victory Portfolios, and an additional per meeting fee ($2,400 in person and $1,200 per telephonic meeting).

        Effective June 1, 1995, Leigh A. Wilson receives an annual fee of $33,000 for serving as President and Trustee for all of the funds of the Victory Portfolios, and an additional per meeting fee ($3,000 in person and $1,500 per telephonic meeting).

       The following table indicates the compensation received by each Trustee from the Fund and from the Victory "Fund Complex"* for the 12 month period ended October 31, 1995. During the fiscal year of the Fund which ended on October 31, 1995. For certain Trustees, these amounts include amounts paid by the Predecessor Fund, a portfolio of The Victory Funds which was reorganized as the Fund as of June 5, 1995:


                                       Pension or         Estimated          Total       Total Compensation
                                  Retirement Benefits  Annual Benefits   Compensation        from Victory
                                      Accrued as       Upon Retirement      from  Fund     "Fund Complex" *
                                  Portfolio Expenses
Robert G. Brown,  Trustee . . .           -0-                -0-                $217.14            $39,815.98
John D. Buckingham,# Trustee. .           -0-                -0-                  82.92            $18,841.89

Edward P. Campbell, Trustee . .           -0-                -0-                 114.18             33,799.68
Harry Gazelle, Trustee  . . . .           -0-                -0-                 189.79             35,916.98
John W. Kemper, Trustee#  . . .           -0-                -0-                 161.55             22,567.31
Stanley I. Landgraf, Trustee  .           -0-                -0-                 157.16            34,615 .98
Thomas F. Morrissey, Trustee  .           -0-                -0-                 228.46             40,366.98

H. Patrick Swygert, Trustee . .           -0-                -0-                 228.46             37,116.98
Leigh A. Wilson, Trustee  . . .           -0-                -0-                 248.70             46,716.97
John R. Young, Trustee# . . . .           -0-                -0-                 140.67            21,963 .81


------------------------------

#      Resigned

* For certain Trustees, these amounts include compensation received from The Victory Funds (which were reorganized into the Victory Portfolios as of June 5, 1995), the SBSF Funds (the investment adviser of which was acquired by KeyCorp effective April, 1995) and Society's Collective Investment Retirement Funds, which were reorganized into the Victory Balanced Fund and Victory Government Mortgage Fund as of December 19, 1994. There are presently 24 mutual funds from which the above-named Trustees are compensated in the Victory "Fund Complex," but not all of the above-named Trustees serve on the boards of each fund in the "Fund Complex."


Officers
--------

              The officers of the Victory Portfolios, their addresses, ages and principal occupations during the past five years are as follows:




                                        Position with the                       Principal occupation
   Name                                 Victory Portfolios                      during past 5 years
-------------------------               ------------------------                ------------------------------
Leigh A. Wilson, 51                     President and Trustee                   From 1989 to present,  Chairman
Glenleigh International Ltd.                                                    and Chief Executive Officer,
53 Sylvan Road North                                                            Glenleigh International Limited;
Westport, CT  06880                                                             from 1984-1989, Chief Executive
                                                                                Officer, Paribas North America
                                                                                and Paribas Corporation; Trustee
                                                                                to The Victory Funds and SBSF Funds.




William B. Blundin, 57                  Vice President                          Senior Vice President of BISYS
BISYS Fund Services                                                             Fund Services; officer of other
125 West 55th Street                                                            investment companies administered
New York, New York 10019                                                        by BISYS Fund Services; President
                                                                                and Chief Executive Officer of
                                                                                Vista Broker-Dealer Services, Inc.,
                                                                                Emerald Asset Management, Inc.
                                                                                and BNY Hamilton Distributors,
                                                                                Inc., registered broker/dealers.







J. David Huber, 49                      Vice President                          Executive Vice President, BISYS
BISYS Fund Services                                                             Fund Services.
3435 Stelzer Road
Columbus, OH 43219-3035


Scott A. Englehart, 33                  Secretary                               From October 1990 to present,
BISYS Fund Services                                                             employee of BISYS Fund Services,
3435 Stelzer Road                                                               Inc.; From 1985 to October 1990,
Columbus, OH 43219-3035                                                         Manager of Banking Center, Fifth
                                                                                Third Bank.



George O. Martinez, 36                  Assistant Secretary                     From March 1995 to present,
BISYS Fund Services                                                             Senior Vice President and Director
3435 Stelzer Road                                                               of Legal and Compliance Services,
Columbus, OH 43219-3035                                                         BISYS Fund Services; from June
                                                                                1989-March 1995, Vice President and
                                                                                Associate General Counsel, Alliance
                                                                                Capital Management.




Martin R. Dean, 32                              Treasurer                       From May 1994 to present,
BISYS Fund Services                                                             employee of BISYS Fund Services;
3435 Stelzer Road                                                               from January 1987 - April 1994,
Columbus, OH 43219-3035                                                         Senior Manager, KPMG Peat Marwick.



Adrian J. Waters, 33                            Assistant Treasurer             From May 1993 to present,
BISYS Fund Services (Ireland)                                                   employee of BISYS Fund Services;
Limited                                                                         from 1989-May 1993, Manager,
ITI House                                                                       Price Waterhouse.
12 Earlsfort Terrace
Dublin 2, Ireland





         The mailing address of each of the officers of the Victory Portfolios is 3435 Stelzer Road, Columbus, Ohio 43219-3035.

         The officers of the Victory Portfolios (other than Leigh Wilson) receive no compensation directly from the Victory Portfolios for performing the duties of their offices. BISYS Fund Services, Inc. Receives fees from the Victory Portfolios for acting as Administrator.

         As of January 6, 1996, the Trustees and officers as a group owned beneficially less than 1% of the Fund.

Investment Adviser and Sub-Adviser

         Key Advisers was organized as an Ohio corporation on July 27, 1995 and is registered as an investment adviser under the Investment Advisers Act of 1940. It is a wholly-owned subsidiary of KeyCorp Asset Management Holdings, Inc., which is a wholly-owned subsidiary of Society National Bank, a wholly-owned subsidiary of KeyCorp. Affiliates of Key Advisers manage approximately $37 billion for numerous clients including large corporate and public retirement plans, Taft-Hartley plans, foundations and endowments, high net worth individuals and mutual funds.

         KeyCorp, a financial services holding company, is headquartered at 127 Public Square, Cleveland, Ohio 44114. As of September 30, 1995, KeyCorp had an asset base of $68 billion, with banking offices in 26 states from Maine to Alaska, and trust and investment offices in 16 states. KeyCorp is the resulting entity of the merger in 1994 of Society Corporation, the bank holding company of which Society National Bank was a wholly-owned subsidiary, and KeyCorp, the former bank holding company. KeyCorp's major business activities include providing traditional banking and associated financial services to consumer, business and commercial markets. Its non-bank subsidiaries include investment advisory, securities brokerage, insurance, bank credit card processing, and mortgage leasing companies. Society National Bank is the lead affiliate bank of KeyCorp.

         The following table lists the advisory fees for each mutual fund that is advised by Key Advisers.

         .25 OF 1% OF AVERAGE DAILY NET ASSETS
                 Victory Institutional Money Market Fund*

         .35 OF 1% OF AVERAGE DAILY NET ASSETS
                 Victory Prime Obligations Fund*
                 Victory U.S. Government Obligations Fund*
                 Victory Tax-Free Money Market Fund*

         .50 OF 1% OF AVERAGE DAILY NET ASSETS
                 Victory Ohio Municipal Money Market Fund*
                 Victory Limited Term Income Fund*
                 Victory Government Mortgage Fund*
                 Victory Financial Reserves Fund*
                 Victory Fund for Income #

         .55 OF 1% OF AVERAGE DAILY NET ASSETS
                 Victory National Municipal Bond Fund*
                 Victory Government Bond Fund*
                 Victory New York Tax-Free Fund*


         .60 OF 1% OF AVERAGE DAILY NET ASSETS
                 Victory Ohio Municipal  Bond Fund*
                 Victory Stock Index Fund*

         .65 OF 1% OF AVERAGE DAILY NET ASSETS
                 Victory Diversified Stock Fund*

         .75 OF 1% OF AVERAGE DAILY NET ASSETS
                 Victory Intermediate Income Fund*
                 Victory Investment Quality Bond Fund*
                 Victory  Ohio Regional Stock Fund*


         1% OF AVERAGE DAILY NET ASSETS
                 Victory  Balanced Fund*
                 Victory Value Fund*
                 Victory Growth Fund*
                 Victory Special Value Fund*
                 Victory Special Growth Fund+

         1.10% OF AVERAGE DAILY ASSETS
                 Victory International Growth Fund*


# First Albany Asset Management Corporation serves as sub-adviser to the Victory Fund for Income, for which it receives .20% of average daily net assets.

+ T. Rowe Price Associates, Inc. serves as sub-adviser to the Victory Special Growth Fund, for which it receives .25% of average daily net assets up to $100 million and .20% of average daily net assets in excess of $100 million.

* Society Asset Management, Inc. Serves as sub-adviser to each of these Funds. For its services under the investment sub-advisory agreement, Key Advisers pays the Sub-Adviser sub-advisory fees at rates (based on an annual percentage of average daily net assets) which vary according to the table set forth below:

For the Victory Diversified Stock Fund,                     For the Victory International Growth
Growth Fund, Stock Index Fund and Value Fund:               Fund, Ohio Regional Stock Fund and Special Value
                                                            Fund:


                                      Rate of                                                Rate of
   Net Assets                     Sub-Advisory Fee*                 Net Assets           Sub-Advisory Fee*
-----------------                 -----------------         ---------------------        ------------------
Up to $10,000,000                     0.65%                 Up to $10,000,000                  0.90%
Next $15,000,000                      0.50%                 Next $15,000,000                   0.70%
Next $25,000,000                      0.40%                 Next $25,000,000                   0.55%
Above $50,000,000                     0.35%                 Above $50,000,000                  0.45%


For the Victory Intermediate Income Fund, Investment        For the Victory Prime Obligations Fund, Tax-Free
Quality Bond Fund, Limited Term Income Fund,                Money Market Fund, U.S. Government Obligations
Ohio Municipal Bond Fund, Government Bond                   Fund,  Financial Reserves Fund, Institutional Money
Fund, Government Mortgage Fund, National                    Market Fund and Ohio Municipal Money Market
Municipal Bond Fund and New York Tax-Free Fund:             Fund:

                                      Rate of                                                Rate of
   Net Assets                     Sub-Advisory Fee*                 Net Assets           Sub-Advisory Fee*
-----------------                 -----------------         ---------------------        ------------------
Up to $10,000,000                     0.40%                 Up to $10,000,000                  0.25%
Next $15,000,000                      0.30%                 Next $15,000,000                   0.20%
Next $25,000,000                      0.25%                 Next $25,000,000                   0.15%
Above $50,000,000                     0.20%                 Above $50,000,000                  0.125%

____________________

*        As a percentage of average daily net assets.  The Sub-Adviser has the right to voluntarily waive any portion of the sub-advisory fee from time to time.


                          ADVISORY AND OTHER CONTRACTS

         Unless sooner terminated, the Investment Advisory Agreement between Key Advisers and the Fund provides that it will continue in effect as to the Fund for an initial two-year term and for consecutive one-year terms thereafter, provided that such continuance is approved at least annually by the Victory Portfolios' Trustees or by vote of a majority of the outstanding shares of such Fund (as defined under "GENERAL INFORMATION - Miscellaneous" in the Prospectuses), and, in either case, by a majority of the Trustees who are not parties to the Investment Advisory Agreement or interested persons (as defined in the 1940 Act) of any party to the Investment Advisory Agreement, by votes cast in person at a meeting called for such purpose.

         The Investment Advisory Agreement is terminable as to the Fund at any time on 60 days' written notice without penalty by the Trustees, by vote of a majority of the outstanding shares of the Fund, or by Key

Advisers. The Investment Advisory Agreement also terminates automatically in the event of any assignment, as defined under the 1940 Act.

         The Investment Advisory Agreement provides that Key Advisers shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of services pursuant to the Investment Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of Key Advisers in the performance of its duties, or from reckless disregard by it of either duties and obligations thereunder.

          Under the Investment Advisory Agreement, Key Advisers has agreed to provide the investment advisory services described in the Prospectus. For the services provided and expenses assumed pursuant to the Investment Advisory Agreement, the Fund pays Key Advisers a fee, computed daily and paid monthly, at the annual rate of one percent (1.00%) of the average daily net assets of the Fund.

         Prior to January 1, 1995, Society Asset Management, Inc. Served as investment adviser to the Fund. From May 1, 1994 to June 5, 1995, Society's affiliate, Key Trust Company, served as the investment adviser to the Fund and its Predecessor Fund. Prior to May 1, 1994, First Albany served as the investment adviser to the Investors Preference Fund for Income, the Predecessor to the Predecessor Fund. For the fiscal years ended October 31, 1995 and the fiscal period ended October 31, 1994 the Fund paid investment advisory fees of $_______, and $________, in investment advisory fees, respectively, and the investment adviser reimbursed expenses amounting to $_______ and $_______, respectively.

         Under the Investment Advisory Agreement, Key Advisers may delegate a portion of its responsibilities to a sub-adviser. In addition, the Investment Advisory Agreement provides that Key Advisers may render services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser of the Fund and are under the common control of KeyCorp as long as all such persons are functioning as part of an organized group of persons, managed by authorized officers of Key Advisers.

         Key Advisers has entered into an investment sub-advisory agreement with First Albany on behalf of the Fund. With respect to the day to day management of the Fund, under the sub-advisory agreement, the Sub-Adviser makes decisions concerning, and places all orders for, purchases and sales of securities and helps maintain the records relating to such purchases and sales. The Sub-Adviser may, in its discretion, provide such services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser to the company under applicable laws and are under the common control of KeyCorp; PROVIDED that (i) all persons, when providing services under the sub-advisory agreement, are functioning as part of an organized group of persons, and (ii) such organized group of persons is managed at all times by authorized officers of the Sub-Adviser. This arrangement will not result in the payment of additional fees by the Fund.

Glass-Steagall Act
------------------

         In 1971 the United States Supreme Court held in INVESTMENT COMPANY INSTITUTE v. CAMP that the federal statute commonly referred to as the Glass-Steagall Act prohibits a national bank from operating a fund for the collective investment of managing agency accounts. Subsequently, the Board of Governors of the Federal Reserve System (the "Board") issued a regulation and interpretation to the effect that the Glass-Steagall Act and such decision:
(a) forbid a bank holding company registered under the Federal Bank Holding Company Act of 1956 (the "Holding Company Act") or any non-bank affiliate thereof from sponsoring, organizing, or controlling a registered, open-end investment company continuously engaged in the issuance of its shares, but (b) do not prohibit such a holding company or affiliate from acting as investment adviser, transfer agent, and custodian to such an investment company. In 1981 the United States Supreme Court held in Board of Governors of the Federal Reserve System v. Investment Company Institute that the Board did not exceed its authority under the Holding Company Act when it adopted its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisers to registered closed-end investment companies.
In the BOARD OF GOVERNORS case, the Supreme Court also stated that if a national bank complied with the restrictions imposed by the Board in its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisers to investment companies, a national bank performing investment advisory services for an investment company would not violate the Glass-Steagall Act.

          Key Advisers believes that it may perform the services for the Funds contemplated by the Prospectus, this Statement of Additional Information, and the Investment Advisory Agreement without violation of applicable statutes and regulations and has so represented in its Investment Advisory Agreement for the Fund. Key Trust Company of Ohio, N.A. believes that it may perform the services for the Victory Portfolios contemplated by the Prospectus, this Statement of Additional Information, and the Shareholder Servicing Agreement with the Victory Portfolios (as described below) without violation of applicable statutes and regulations and has so represented in such Shareholder
Servicing Agreement.   Future changes in either federal or state statutes and
regulations relating to the permissible activities of banks or bank holding companies and the subsidiaries or affiliates of those entities, as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations, could prevent or restrict Key Trust Company of Ohio, N.A. or Key Advisers from continuing to perform such services for the Victory Portfolios. Depending upon the nature of any changes in the services which could be provided by Key Trust Company of Ohio, N.A. or Key Advisers, the Trustees of the Victory Portfolios would review the Victory Portfolios' relationship with Key Trust Company of Ohio, N.A. or Key Advisers and consider taking all action necessary in the circumstances.

         Should future legislative, judicial, or administrative action prohibit or restrict the proposed activities of Key Trust Company of Ohio, N.A. or Key Advisers and its affiliated and correspondent banks and other non-bank affiliates in connection with customer purchases of shares of the Victory Portfolios, the banks and such non-bank affiliates might be required to alter materially or discontinue the services offered by them to customers. It is not anticipated, however, that any change in the Victory Portfolios' method of operations would affect its net asset value per share or result in financial losses to any customer.

         From time to time, advertisements, supplemental sales literature and information furnished to present or prospective shareholders of the Fund may include descriptions of Key Trust Company of Ohio, N.A., Key Advisers and the Sub-Adviser including, but not limited to, (i) descriptions of the operations of Key Trust Company of Ohio, N.A., Key Advisers and the Sub-Adviser; (ii) descriptions of certain personnel and their functions; and (iii) statistics and rankings related to the operations of Key Trust Company of Ohio, N.A., Key Advisers and the Sub-Adviser.

Portfolio transactions
----------------------

         Pursuant to the Investment Advisory Agreement (and Sub-Advisory Agreement), Key Advisers or the Sub-Adviser determines, subject to the general supervision of the Trustees of the Victory Portfolios, and in accordance with the Fund's investment objective and restrictions, which securities are to be purchased and sold by the Fund, and which brokers are to be eligible to execute its portfolio transactions. Purchases from underwriters and/or broker-dealers of portfolio securities include a commission or concession paid by the issuer to the underwriter and/or broker-dealer and purchases from dealers serving as market makers may include the spread between the bid and asked price. While Key Advisers and the Sub-Adviser generally seek competitive prices (inclusive of any spread or commission), the Fund may not necessarily pay the lowest prices available on each transaction, for reasons discussed below.

         Allocation of transactions to dealers is determined by Key Advisers or the Sub-Adviser in their best judgment and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. Subject to this consideration, dealers who provide supplemental investment research to Key Advisers or the Sub-Adviser may receive orders for transactions by the Victory Portfolios. Information so received is in addition to and not in lieu of services required to be performed by Key Adivsers or the Sub-Adviser and does not reduce the advisory fees payable to Key Advisers by the Victory Portfolios. Such information may be useful to Key Advisers or the Sub-Adviser in serving both the Victory Portfolios and other clients and, conversely, such supplemental research information obtained by the placement of orders on behalf of other clients may be useful to Key Advisers or the Sub-Adviser in carrying out its obligations to the Victory Portfolios. In the future, the Trustees may also authorize the allocation of brokerage to affiliated broker-dealers on an agency basis to effect portfolio transactions. In such event, the Trustees will adopt procedures incorporating the standards of rule 17e-1 under the 1940 act, which requires that the commission paid to affiliated broker-dealers be "reasonable and fair compared to the commission, fee or other remuneration received, or to be received, by other brokers in connection with comparable transactions involving similar securities during a comparable period of time." At times, the Fund may also purchase portfolio securities directly from dealers acting as principals, underwriters or market makers. As these transactions are usually conducted on a net basis, no brokerage commissions are paid by the Fund.

         The Victory Portfolios will not execute portfolio transactions through, acquire portfolio securities issued by, make savings deposits in, or enter into repurchase or reverse repurchase agreements with Key Advisers, the Sub-Adviser, Key Trust Company of Ohio, N.A. or its affiliates, Concord Holding Corporation, Victory Broker-Dealer Services, Inc. or their affiliates, and will not give preference to Key Trust Company of Ohio, N.A.'s correspondent banks or affiliates, or Concord Holding Corporation or Victory Broker-Dealer Services, Inc. with respect to such transactions, securities, savings deposits, repurchase agreements, and reverse repurchase agreements.

         Investment decisions for the Fund are made independently from those for the other Funds or any other investment company or account managed by Key Advisers (or Society). Any such other investment company or account may also invest in the same securities as a particular Fund. When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and another fund, investment company or account, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which Key Advisers (or Society) believes to be equitable to the Fund and such other Fund, investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained by the Fund. To the extent permitted by law, Key Advisers (or Society) may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for the other Funds or for other investment companies or accounts in order to obtain best execution. As provided by the Investment

Advisory (and Sub-Advisory) Agreement, in making investment recommendations for the Victory Portfolios, Key Advisers (or Society) will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by a Fund is a customer of Society, its parents or subsidiaries or affiliates and, in dealing with their commercial customers, Key Advisers (Society), its parents, subsidiaries, and affiliates will not inquire or take into consideration whether securities of such customers are held by the Victory Portfolios.

         In the fiscal years ended October 31, 1994 and 1995, the Fund paid $176,716, and $_______, respectively, in brokerage commissions.

Administrator

         Currently, Concord Holding Corporation ("CHC") serves as general manager and administrator (the "Administrator") to the Fund. The Administrator assists in supervising all operations of the Fund (other than those performed by Key Advisers or the Sub-Adviser under the Investment Advisory Agreement and Sub-Advisory Agreement. Prior to june, 1995, the Winsbury Company ("Winsbury") served as the Fund's administrator.

          CHC receives a fee from the Fund for its services as Administrator and expenses assumed pursuant to the Administration Agreements, calculated daily and paid monthly, at the annual rate of fifteen one hundredths of one percent (.15%) of the Fund's average daily net assets. CHC may periodically waive all or a portion of its fee with respect to the Fund in order to increase the net income of the Fund available for distribution as dividends.

         Unless sooner terminated, the Administration Agreement will continue in effect as to the Fund for a period of two years, and for consecutive one-year terms thereafter, provided that such continuance is ratified at least annually by the Victory Portfolios' Board of Trustees or by vote of a majority of the outstanding shares of the Fund, and in either case by a majority of the Trustees who are not parties to the Administration Agreement or interested persons (as defined in the 1940 act) of any party to the Administration Agreement, by votes cast in person at a meeting called for such purpose.

         The Administration Agreement provides that CHC shall not be liable for any error of judgment or mistake of law or any loss suffered by the Victory Portfolios in connection with the matters to which the Administration
Agreement relates, except a loss resulting from willful misfeasance, bad faith, or gross negligence in the performance of its duties, or from the reckless disregard by it of its obligations and duties thereunder.

         Under the Administration Agreement, CHC assists in the Fund's administration and operation, including providing statistical and research data, clerical services, internal compliance and various other administrative services, including among other responsibilities, forwarding certain purchase and redemption requests to the Transfer Agent, participation in the updating of the prospectus, coordinating the preparation, filing, printing and dissemination of reports to shareholders, coordinating the preparation of income tax returns, arranging for the maintenance of books and records and providing the office facilities necessary to carry out the duties thereunder. Under the Administration Agreement, CHC may delegate all or any part of its responsibilities thereunder.

         In the fiscal years ended October 31, 1994 and October 31, 1995, the Fund paid to Winsbury and CHC aggregate administration fees of $224,695, and $_______, respectively, after fee reductions of $8,592, and $_____, respectively.

Distributor

      Victory Broker-Dealer Services, Inc. (the "Distributor") serves as distributor for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Victory Portfolios. Unless otherwise terminated, the Distribution Agreement will remain in effect with respect to the fund for two years, and thereafter for consecutive one-year terms, provided that it is approved at least annually (i) by the Victory Portfolios' Board of Trustees or by the vote of a majority of the outstanding shares of the fund, and (ii) by the vote of a majority of the Trustees of the Victory Portfolios who are not parties to the Distribution Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate in the event of its assignment, as defined in the 1940 act. For the fund's fiscal years ended October 31, 1994 and October 31, 1995, [Winsbury] received $______ and $_______, respectively, in underwriting commissions, and retained $____ and $__, respectively.

Shareholder Servicing Plan
--------------------------

         The Victory Portfolios, on behalf of the Fund, has adopted a Shareholder Servicing PLan to provide payments to shareholder servicing agents (each a "Shareholder Servicing Agent") that provide administrative support services to customers who may from time to time beneficially own shares, which services include: (i) aggregating and processing purchase and redemption requests for shares from customers and promptly transmitting net purchase and redemption orders to our distributor or transfer agent; (ii) providing customers with a service that invests the assets of their accounts in shares pursuant to specific or pre-authorized instructions; (iii) processing dividend and distribution payments on behalf of customers; (iv) providing information periodically to customers showing their positions in shares; (v) arranging for bank wires; (vi) responding to customer inquiries ; (vii) providing subaccounting with respect to shares beneficially owned by customers or providing the information to the Victory Portfolios necessary for subaccounting; (viii) if required by law, forwarding shareholder communications from us (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to customers; (ix) forwarding to customers proxy statements and proxies containing any proposals regarding this Plan; and (x) providing such other similar services as we may reasonably request to the extent you are permitted to do so under applicable statutes, rules or regulations. For expenses incurred and services provided pursuant to the Shareholder Servicing Agreement, the Fund pays each Shareholder Servicing Agent a fee computed daily and paid monthly, in amounts aggregating not more than twenty-five one-hundredths of one percent (.25%) of the average daily net assets of the Fund per year. A Shareholder Servicing Agent may periodically waive all or a portion of its respective shareholder servicing fees with respect to the Fund to increase the net income of the Fund available for distribution as dividends.

Expenses
--------

          The Fund bears the following expenses relating to its operations: taxes, interest, brokerage fees and commissions, fees of the Trustees of the Victory Portfolios, Commission fees, state securities qualification fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to current shareholders, outside auditing and legal expenses, advisory and administration fees, fees and out-of-pocket expenses of the custodian and transfer agent, certain insurance premiums, costs of maintenance of the Fund's existence, costs of shareholders' reports and meetings, and any extraordinary expenses incurred in the Fund's operation.

         If total expenses borne by the Fund in any fiscal year exceeds expense limitations imposed by applicable state securities regulations, Key Advisers, the Sub-Adviser or the Administrator will waive their fees to the extent such excess expenses exceed such expense limitation in proportion to their respective fees. As of the date of this statement of additional information, the most restrictive expense limitation applicable to the Fund limits its aggregate annual expenses, including management and advisory fees but excluding interest, taxes, brokerage commissions, and certain other expenses, to 2.5% Of the first $30 million of its average net assets, 2.0% Of the next $70 million of its average net assets, and 1.5% of its remaining average net assets. Any expenses to be borne by Key Advisers, Sub-Adviser or the Administrator will be estimated daily and reconciled and paid on a monthly basis. Fees imposed upon customer accounts by Key Advisers, the Sub-Adviser, Key Trust Company of Ohio, N.A. or its correspondents, affiliated banks and other non-bank affiliates for cash management services are not fund expenses for purposes of any such expense limitation.


Fund Accountant

        BISYS Fund Services Ohio, Inc. serves as fund accountant for the Fund pursuant to a Fund Accounting Agreement with the Victory Portfolios dated May 31, 1995 (the "Fund Accounting Agreement"). As fund accountant for the Victory Portfolios, BISYS Fund Services Ohio, Inc. calculates the Fund's Portfolios' net asset value, the dividend and capital gain distributions, if any, and the yield. BISYS Fund Services Ohio, Inc. also provides a current security position report, a summary report of transactions and pending maturities, a current cash position report, and maintains the general ledger accounting records for the Fund. Under the Fund accounting agreement, BISYS Fund
Services Ohio, Inc. is entitled to receive annual fees of .03% Of the first $100 million of the Fund's daily average net assets, .02% Of the next $100 million of Fund's daily average net assets, and .01% Of the Fund's remaining daily average net assets. These annual fees are subject to a minimum monthly assets charge of $2,917 per tax-free fund, and do not include out-of-pocket expenses or multiple class charges of $833 per month assessed for each class of shares after the first class. In the fiscal years ended October 31, 1994, and October 31, 1995, the Victory Portfolios paid The Winsbury Service Corporation Fund accounting fees (after fee waivers) of $_______, and $_______, respectively, for the Fund.

Custodian

        Cash and securities owned by the Fund are held by Key Trust Company of Ohio, N.A. as custodian. Key Trust Company of Ohio, N.A. serves as custodian to the Fund pursuant to a Custodian Agreement dated May 24, 1995. Under this Agreement, Key Trust Company of Ohio, N.A. (i) maintains a separate account or accounts in the name of the Fund; (ii) makes receipts and disbursements of money on behalf of the Fund; (iii) collects and receives all income and other payments and distributions on account of portfolio securities;
(iv) responds to correspondence from security brokers and others relating to its duties; and (v) makes periodic reports to the Victory Portfolios' Trustees concerning the Victory Portfolios' operations. Key Trust Company of Ohio, N.A. May, with the approval of the Victory Portfolios and the custodian's own expense, open and maintain a sub-custody account or accounts on behalf of the Fund, provided that Key Trust Company of Ohio, N.A. shall remain liable for the performance of all of its duties under its respective Custodian Agreement.

Transfer Agent

        Primary Funds Service Corporation ("PFSC") serves as transfer agent and dividend disbursing agent for the Fund, pursuant to a Transfer Agency and Shareholder Servicing Agreement. Under its agreement with the Victory Portfolios, PFSC has agreed (i) to issue and redeem shares of the Victory Portfolios; (ii) to address and mail all communications by the Victory Portfolios to its shareholders, including reports to shareholders, dividend and distribution notices, and proxy material for its meetings of shareholders;
(iii) to respond to correspondence or inquiries by shareholders and others relating to its duties; (iv) to maintain shareholder accounts and certain sub-accounts; and (v) to make periodic reports to the Victory Portfolios' Trustees concerning the Victory Portfolios' operations. For the services provided under the transfer agency and shareholder servicing agreement, PFSC receives a maximum monthly fee of $1,250 from the Fund, and a maximum of $3.50 Per account of the Fund.

Auditors

         The financial highlights appearing in the Prospectus for the Fund, other than unaudited information marked as such, has been derived from financial statements of the Victory Portfolios appearing in or incorporated by reference in this Statement of Additional Information which have been audited by Coopers & Lybrand L.L.P., independent accountants, as set forth in their report appearing elsewhere herein, and are included in reliance upon such report and on the authority of such firm as experts in auditing and accounting. Coopers & Lybrand L.L.P.'s address is 100 East Broad Street, Columbus, Ohio 43215.

Legal Counsel

         Kramer, Levin, Naftalis, Nessen, Kamin & Frankel, 919 Third Avenue, New York, New York 10022 is counsel to the Victory Portfolios.




                             Additional Information

Description of Shares

          The Victory Portfolios (sometimes referred to as the "Trust") is a Delaware business Trust. Its Delaware Trust Instrument was adopted on December 6, 1995 and a certificate of Trust for the Trust was filed in Deleware on December __, 1995. On February 29, 1996, the Victory Portfolios converted from a Massachusetts business trust to a Delaware business trust.

         The previously effective Massachusetts Declaration of Trust, pursuant to which the Victory Portfolios was originally called the North Third Street Fund, was filed with the Secretary of State of the Commonwealth of Massachusetts on February 6, 1986. On September 22, 1986, an Amended and Restated Declaration of Trust was filed to change the name of the Trust to the Emblem Fund and to make certain other changes. A second amendment was filed October 23, 1986 providing for voting of shares in the aggregate except where voting of shares by series is otherwise required by law. An amendment to the Amended and Restated Declaration of Trust was filed on March 15, 1993 to change the name of the Trust to The Society Funds. An Amended and Restated Declaration of Trust was then filed on September 2, 1994 to change the name of the Trust to the Victory Portfolios.

         The currently effective Delaware Trust Instrument authorizes the Trustees to issue an unlimited number of shares, which are units of beneficial interest, without par value. The Victory Portfolios presently has twenty-eight series of shares, which represent interests in the U.S. Government Obligations Fund, the Prime Obligations Fund, the Tax-Free Money Market Fund, the Balanced Fund, the Stock Index Fund, the Value Fund, the Diversified Stock Fund, the Growth Fund, the Special Value Fund, the Special Growth Fund, the Ohio Regional Stock Fund, the International Growth Fund, the Limited Term Income Fund, the Government Mortgage Fund, the Ohio Municipal Bond Fund, the Intermediate Income Fund, the Investment Quality Bond Fund, the Florida Tax-Free Bond Fund, the Municipal Bond Fund, the Convertible Securities Fund, the Short-Term U.S. Government Income Fund, the Government Bond Fund, the Fund For Income, the National Municipal Bond Fund, the New York Tax-Free
Fund, the Institutional Money Market Fund, the Financial Reserves Fund and the Ohio Municipal Money Market Fund, respectively. The Victory Portfolios' Delaware Trust Instrument authorizes the Trustees to divide or redivide any unissued shares of the Victory Portfolios into one or more additional series by setting or changing in any one or more respects their respective preferences, conversion or other rights, voting power, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption.


         Shares have no subscription or preemptive rights and only such conversion or exchange rights as the Trustees may grant in their discretion. When issued for payment as described in the Prospectus and this Statement of Additional Information, the Victory Portfolios' shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of the Victory Portfolios, shares of the Fund are entitled to receive the assets available for distribution belonging to the Fund, and a proportionate distribution, based upon the relative asset values of the respective funds of the Victory Portfolios, of any general assets not belonging to any particular fund which are available for distribution.

         As described in the Prospectus under the caption "ADDITIONAL INFORMATION -- Voting Rights," shares of the Victory Portfolios are entitled to one vote per share (with proportional voting for fractional shares) on such matters as shareholders are entitled to vote. On any matter submitted to a vote of the shareholders, all shares are voted separately by individual series (funds), and whenever the Trustees determine that the matter affects only certain series, may be submitted for a vote by only such series, except (i) when required by the 1940 Act, shares are voted in the aggregate and not by individual series; and (ii) when the Trustees have determined that the matter affects the interests of more than one series and that voting by shareholders of all series would be consistent with the 1940 Act, then the shareholders of all such series shall be entitled to vote thereon (either by individual series or by shares voted in the aggregate, as the Trustees in their discretion may determine). The Trustees may also determine that a matter affects only the interests of one or more classes of a series, in which case (or if required under the 1940 Act) such matter shall be voted on by such class or classes. There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees have been elected by the shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. In addition, Trustees may be removed from office by a vote of the holders of at least two-thirds of the outstanding shares of the Victory Portfolios. A meeting shall be held for such purpose upon the written request of the holders of not less than 10% of the outstanding shares. Upon written request by ten or more shareholders meeting the qualifications of Section 16(c) of the 1940 Act, (I.E., person who have been shareholders for at least six months, and who hold shares having an NAV of at least $25,000 or constituting 1% of the outstanding shares) stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Victory Portfolios will provide a list of shareholders or disseminate appropriate materials (at the expense of the requesting shareholders). Except as set forth above, the Trustees shall continue to hold office and may appoint their successors.

         Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Victory Portfolios shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each fund of the Victory Portfolios affected by the matter. For purposes of determining whether the approval of a majority of the outstanding shares of a fund will be required in connection with a matter, a fund will be deemed to be affected by a matter unless it is clear that the interests of each fund in the matter are identical, or that the matter does not affect any interest of the fund. Under Rule 18f-2, the approval of an investment advisory agreement or any change in investment policy would be effectively acted upon with respect to a fund only if approved by a majority of the outstanding shares of such fund. However, rule 18f-2 also provides that the ratification of independent public accountants, the approval of principal underwriting contracts, and the election of Trustees may be effectively acted upon by shareholders of all of the Victory Portfolios voting without regard to series.

Shareholder and Trustee Liability

          The Delaware Business Trust Act provides that a shareholder of a Delaware business trust shall be entitled to the same limitation of personal liability extended to shareholders of Delaware corporations. The Delaware Trust Instrument also provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his or her being or having been a shareholder. The Delaware Trust Instrument also provides that the Victory Portfolios shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Victory Portfolios, and shall satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered to be extremely remote.

         The Delaware Trust Instrument states further that no Trustee, officer, or agent of the Victory Portfolios shall be personally liable in connection with the administration or preservation of the assets of the Funds or the conduct of the Victory Portfolios' business; nor shall any Trustee, officer, or agent be personally liable to any person for any action or failure to act except for his own bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties. The Declaration of Trust also provides that all persons having any claim against the Trustees or the Victory Portfolios shall look solely to the assets of the Victory Portfolios for payment.

Miscellaneous

         As used in the Prospectus and in this Statement of Additional Information, "assets belonging to a fund" (or "assets belonging to the Fund") means the consideration received by the Victory Portfolios upon the issuance or sale of shares in that fund, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale, exchange, or liquidation of such investments, and any funds or payments derived from any reinvestment of such proceeds and any general assets of the Victory Portfolios, which general liabilities and expenses are not readily identified as belonging to a particular fund (or the Fund) that are allocated to that fund (or the Fund) by the Victory Portfolios' Trustees. The Trustees may allocate such general assets in any manner they deem fair and equitable.
It is anticipated that the formula that will be used by the Trustees in making allocations of general assets to a particular fund of the Victory Portfolios will be the relative net asset value of the respective Fund at the time of allocation. Assets belonging to a particular Fund are charged with the direct liabilities and expenses of that Fund, and with a share of the general liabilities and expenses of each of the Funds not readily identified as belonging to a particular Fund that are allocated to each Fund in accordance with its proportionate share of the net asset values of the Victory Portfolios at the time of allocation. The timing of allocations of general assets and general liabilities and expenses of the Victory Portfolios to a particular Fund will be determined by the Trustees of the Victory Portfolios and will be in accordance with generally accepted accounting principles. Determinations by the Trustees of the Victory Portfolios as to the timing of the allocation of general liabilities and expenses and as to the timing and allocable portion of any general assets with respect to a particular Fund are conclusive.

         As used in the Prospectus and in this Statement of Additional Information, a "vote of a majority of the outstanding shares" or a "vote of majority of the outstanding voting securities" of the Victory Portfolios or a particular Fund means the affirmative vote of the lesser of (a) 67% or more of the shares of the Victory Portfolios or such Fund present at a meeting at which the holders of more than 50% of the outstanding shares of the Victory Portfolios or such fund are represented in person or by proxy, or (b) more than 50% of the outstanding shares of the Victory Portfolios or such fund.

         Organizational expenses are allocated to each of the Victory Portfolios and are amortized over a period of two years from the commencement of the public offering of shares of the Victory Portfolios.

        The Victory Portfolios is registered with the Commission as an open-end management investment company. Such registration does not involve supervision by the Commission of the management or policies of the Victory Portfolios.

         The Prospectus and this Statement of Additional Information omit certain of the information contained in the Registration Statement filed with the Commission. Copies of such information may be obtained from the Commission upon payment of the prescribed fee.

         The prospectus and this Statement of Additional Information are not an offering of the securities herein described in any state in which such offering may not lawfully be made. No salesman, dealer, or other person is authorized to give any information or make any representation other than those contained in the Prospectus and this Statement of Additional Information.

         [The financial statements of the Fund for the period ended April 30, 1995 are set forth following this Part B of the Registration Statement.]

         The 1995 Annual Report to shareholders of The Victory Portfolios is incorporated by reference herein. This report includes the financial statements for the ended October 31, 1995. The opinion in the Annual Report of Coopers & Lybrand L.L.P., independent accountants, is incorporated by reference herein in its entirety to such Annual Report, and such financial statements are incorporated in their entirety in reliance upon such report of Coopers & Lybrand L.L.P. and on the authority of such firm as experts in auditing and accounting.

         Delaware law authorizes electronic or telephonic communications between shareholders and the Victory Portfolios. Under Delaware law, the Successor Company has the flexibility to respond to future business contingencies. For example, the Trustees will have the power to incorporate the Victory Portfolios, to merge or consolidate it with another entity, to cause each fund to become a separate trust, and to change the Victory Portfolios' domicile without a shareholder vote. This flexibility could help reduce the expense and frequency of future shareholder meetings for non-investment related issues.

                                    APPENDIX


          The nationally recognized statistical rating organizations (individually, an "NRSRO") that may be utilized by Key Advisers or the Sub-Adviser with regard to portfolio investments for the Fund include Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P"), Duff & Phelps, Inc. ("Duff"), Fitch Investors Service, Inc. ("Fitch"), IBCA Limited and its affiliate, IBCA Inc. (collectively, "IBCA"), and Thomson BankWatch, Inc. ("Thomson"). Set forth below is a description of the relevant ratings of each such NRSRO. The NRSROs that may be utilized by Key Advisers or the Sub-Adviser and the description of each NRSRO's ratings is as of the date of this Statement of Additional Information, and may subsequently change.

         Long-Term Debt Ratings (may be assigned, for example, to corporate and municipal bonds)

         Description of the five highest long-term debt ratings by Moody's (Moody's applies numerical modifiers (e.g., 1, 2, and 3) in each rating category to indicate the security's ranking within the category):

         Aaa. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

         A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations.
Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.


         Baa. Bonds which are rated Baa are considered as medium grade obligations, I.E., They are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.


         Ba.  Bonds which are rated Ba are judged to have speculative elements
- their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times in the future. Uncertainty of position characterizes bonds in this class.

          Description of the five highest long-term debt ratings by S&P (S&P may apply a plus (+) or minus (-) to a particular rating classification to show relative standing within that classification):

         AAA. Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

         AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

         A. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         BBB. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

         BB. Debt rated BB is regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

         Description of the three highest long-term debt ratings by Duff:

         AAA.    Highest credit quality.  The risk factors are negligible being only slightly more than for risk-free U.S. Treasury debt.

         AA+.    High credit quality protection factors are strong.

         AA.     Risk is modest but may vary slightly from time to time

         AA-.    because of economic conditions.

         A+.     Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

         Description of the three highest long-term debt ratings by Fitch (plus or minus signs are used with a rating symbol to indicate the relative position of the credit within the rating category):

         AAA. Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

         AA. Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issues is generally rated "[-]+."

         A. Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

         IBCA's description of its three highest long-term debt ratings:

         AAA. Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly.

         AA. Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic, or financial conditions may increase investment risk albeit not very significantly.

         A. Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.


         Short-Term Debt Ratings (may be assigned, for example, to commercial paper, master demand notes, bank instruments, and letters of credit)

         Moody's description of its three highest short-term debt ratings:

         Prime-1. Issuers rated Prime-1 (or supporting institutions) have a superior capacity for repayment of senior short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by many of the following characteristics:

         -       Leading market positions in well-established industries.

         -       High rates of return on funds employed.

         - Conservative capitalization structures with moderate reliance on debt and ample asset protection.

         - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

         - Well-established access to a range of financial markets and assured sources of alternate liquidity.

         Prime-2. Issuers rated Prime-2 (or supporting institutions) have a strong capacity for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         Prime-3. Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

         S&P's description of its three highest short-term debt ratings:

         A-1. This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to have extremely strong safety characteristics are denoted with a plus sign (+).

         A-2. Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

         A-3. Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

         Duff's description of its five highest short-term debt ratings (Duff incorporates gradations of "1+" (one plus) and "1-" (one minus) to assist investors in recognizing quality differences within the highest rating category):

         Duff 1+. Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

         Duff 1. Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

         Duff 1-. High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

         Duff 2. Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

         Duff 3. Satisfactory liquidity and other protection factors qualify issue as to investment grade.

         Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

         Fitch's description of its four highest short-term debt ratings:

         F-1+. Exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

         F-1. Very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

         F-2. Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ or F-1 ratings.

         F-3. Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

         IBCA's description of its three highest short-term debt ratings:

         A+. Obligations supported by the highest capacity for timely repayment.

         A1. Obligations supported by a very strong capacity for timely repayment.

         A2. Obligations supported by a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

Short-Term Loan/Municipal Note Ratings

         Moody's description of its two highest short-term loan/municipal note ratings:

         MIG-1/VMIG-1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

         MIG-2/VMIG-2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

         S&P's description of its two highest municipal note ratings:
         SP-1. Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

         SP-2.  Satisfactory capacity to pay principal and interest.

Short-Term Debt Ratings

         Thomson BankWatch, Inc. ("TBW") ratings are based upon a qualitative and quantitative analysis of all segments of the organization including, where applicable, holding company and operating subsidiaries.

         TBW Ratings do not constitute a recommendation to buy or sell securities of any of these companies. Further, TBW does not suggest specific investment criteria for individual clients.

         The TBW Short-Term Ratings apply to commercial paper, other senior short-term obligations and deposit obligations of the entities to which the rating has been assigned.

         The TBW Short-Term Ratings apply only to unsecured instruments that have a maturity of one year or less.

         The TBW Short-Term Ratings specifically assess the likelihood of an untimely payment of principal or interest.

         TBW-1. The highest category; indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

         TBW-2. The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".

         TBW-3. The lowest investment grade category; indicates that while more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

      TBW-4. The lowest rating category; this rating is regarded as non-investment grade and therefore speculative.

Definitions of Certain Money Market Instruments

Commercial Paper

          Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper normally have maturities of less than nine months and fixed rates of return.

Certificates of Deposit

          Certificates of Deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return.

Bankers' Acceptances

         Bankers' Acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity.

U.S. Treasury Obligations

         U.S. Treasury Obligations are obligations issued or guaranteed as to payment of principal and interest by the full faith and credit of the U.S. Government. These obligations may include Treasury bills, notes and bonds, and issues of agencies and instrumentalities of the U.S. Government, provided such obligations are guaranteed as to payment of principal and interest by the full faith and credit of the U.S. Government.

U.S. Government Agency and Instrumentality Obligations

         Obligations issued by agencies and instrumentalities of the U.S. Government include such agencies and instrumentalities as the Government National Mortgage Association, the Export-Import Bank of the United States, the Tennessee Valley Authority, the Farmers Home Administration, the Federal Home Loan Banks, the Federal Intermediate Credit Banks, the Federal Farm Credit Banks, the Federal Land Banks, the Federal Housing Administration, the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, and the Student Loan Marketing Association. Some of these obligations, such as those of the Government National Mortgage Association are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law. A Fund will invest in the obligations of such instrumentalities only when the investment adviser believes that the credit risk with respect to the instrumentality is minimal.

                      STATEMENT OF ADDITIONAL INFORMATION


                             THE VICTORY PORTFOLIOS


                            THE GOVERNMENT BOND FUND


                                 March 1, 1996



         This Statement of Additional Information is not a Prospectus, but should be read in conjunction with the Prospectus of The Victory Portfolios - The Government Bond Fund, dated the same date as the date hereof (the "Prospectus"). This Statement of Additional Information is incorporated by reference in its entirety into the Prospectus. Copies of the Prospectus may be obtained by writing The Victory Portfolios at Primary Funds Service Corporation, P.O. Box 9741, Providence, RI 02940-9741, or by telephoning toll free 800-539-FUND or 800-539-3863.



Investment Policies and Limitations                  1                       INVESTMENT ADVISER
Valuation of Portfolio Securities                    5                       KeyCorp Mutual Fund Advisers, Inc.
Additional Purchase and Redemption Information       9
Management of the Victory Portfolios                14                       INVESTMENT SUB-ADVISER
Advisory and Other Contracts                        21                       Society Asset Management, Inc.
Additional Information                              29
Independent Auditor's Report                        32                       ADMINISTRATOR
Financial Statements                                32                       Concord Holding Corporation
Appendix                                            33
                                                                             DISTRIBUTOR
                                                                             Victory Broker-Dealer Services, Inc.

                                                                             TRANSFER AGENT
                                                                             Primary Funds Service Corporation

                                                                             CUSTODIAN
                                                                             Key Trust Company of Ohio, N.A.

                      STATEMENT OF ADDITIONAL INFORMATION



         The Victory Portfolios (the "Victory Portfolios") is an open-end management investment company. The Victory Portfolios consist of twenty-eight series of units of beneficial interest ("shares"), four of which series are currently inactive. The outstanding shares represent interests in the twenty-four separate investment portfolios, which are currently active. This Statement of Additional Information relates to The Victory Government Bond Fund
(the "Fund") only.   Much of the information contained in this Statement of
Additional Information expands on subjects discussed in the Prospectus. Capitalized terms not defined herein are used as defined in the Prospectus. No investment in shares of the Fund should be made without first reading the Fund's Prospectus.




                      INVESTMENT POLICIES AND LIMITATIONS



INVESTMENT LIMITATIONS



THE FUND MAY NOT (UNLESS OTHERWISE INDICATED):



(1) with respect to 75% of the Fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer;



(2) issue any senior security (as defined in the 1940 Act), except that (a) the Fund may engage in transactions which may result in the issuance of senior securities to the extent permissible under the applicable regulations and interpretations of the 1940 Act or an exemptive order; (b) the Fund may acquire other securities that may be deemed senior securities to the extent permitted under applicable regulations or interpretations of the 1940 Act; (c) subject to the restrictions set forth below, the Fund may borrow money as authorized by the 1940 Act;



(3) borrow money, except that the Fund may borrow money from banks for temporary or emergency purposes (not for leveraging or investment), and engage in reverse repurchase agreements in an amount not exceeding 33 1/3% of its total assets, including the amount borrowed less liabilities other than borrowings (any borrowings exceeding this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation), provided that any such borrowings representing more than 5% of the Fund's total assets must be repaid before the Fund may make additional investments;



(4) underwrite securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;



(5) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instrument backed by real estate);



(6) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments;



(7) lend any portfolio security or make any other loan if, as a result, more than 33 1/3% of the Fund's total assets would be lent to other parties, but this restriction does not apply to purchases of debt securities or to repurchase agreements;

THE FOLLOWING INVESTMENT LIMITATIONS ARE NONFUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL:



(i) The Fund may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.



(ii) The Fund may purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.



(iii) The Fund may not purchase any security while borrowings representing more than 5% of the Fund's total assets are outstanding.



(iv) The Fund may not purchase any security or enter into a repurchase agreement if, as a result, more than 15% of the Fund's net assets would be invested in repurchase agreements not entitling the holder to payment of principal and interest within seven days and in securities that are illiquid by virtue of legal or contractual restriction on resale or the absence of a readily available market.



(v) The Fund currently does not intend to purchase or sell futures contracts or put or call options. This limitation does not apply to options attached to, or acquired or traded together with, their underlying securities, and does not apply to securities that incorporate features similar to options or futures contracts.



(vi) The Fund shall not invest in the securities of other investment companies, except that the Fund may invest in shares of money market funds that are not "affiliated persons" of the fund and that limit their investment by the Fund, provided investment by the Fund is limited to: (a) ten percent of the Fund's assets; (b) five percent of the Fund's total assets in the shares of a single money market fund; and (c) not more than three percent of the net assets of any one acquired money market fund. The investment adviser will waive the portion of its fee attributable to the assets of the Fund invested in such money market funds to the extent required by the laws of any jurisdiction in which shares of the Fund are registered for sale.



INVESTMENT POLICIES



DELAYED-DELIVERY TRANSACTIONS. The Fund may buy and sell securities on a delayed-delivery or when-issued basis. These transactions involve a commitment by the Fund to purchase or sell specific securities at a predetermined price or yield, with payment and delivery taking place after the customary settlement period for that type of security (and more than seven days in the future). Typically, no interest accrues to the purchaser until the security is delivered. The Fund may receive fees for entering into delayed delivery transactions.



When purchasing securities on a delayed-delivery basis, the Fund assumes the rights and risks of ownership, including the risks of price and yield fluctuations in addition to the risks associated with the Fund's other investments. Because the Fund is not required to pay for securities until the delivery date, these delayed-delivery purchases may result in a form of leverage. When delayed-delivery purchases are outstanding, the Fund will set aside cash and appropriate liquid assets in a segregated custodial account to cover its purchase obligations. When the Fund has sold a security on a delayed-delivery basis, it does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity or suffer a loss.



The Fund may renegotiate delayed-delivery transactions after they are entered into or may sell underlying securities before they are delivered, either of which may result in capital gains or losses.



ILLIQUID INVESTMENTS are investments that cannot be sold or disposed of, within seven business days, in the ordinary course of business at approximately the prices at which they are valued. Under the supervision of the Trustees, the Adviser determines the liquidity of the Fund's investments and, through reports from the Adviser, the Trustees monitor investments in illiquid instruments. In determining the liquidity of the Fund's investments, the Adviser may consider various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and (5) the nature of the marketplace for trades (including the ability to assign or offset the Fund's rights and obligations relating to the investment). Investments currently considered by the Fund to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days, over the counter options, non-government stripped fixed-rate mortgage-backed securities, and Restricted Securities. Also, Key Advisers or the Sub-Adviser may determine some government-stripped fixed-rate mortgage backed securities, loans and other direct debt instruments, and swap agreements to be illiquid. However, with respect to over-the-counter options the Fund writes, all or a portion of the value of the underlying instrument may be illiquid depending on the assets held to cover the option and the nature and terms of any agreement the Fund may have to close out the option before expiration. In the absence of market quotations, illiquid investments are priced at fair value as determined in good faith by a committee appointed by the Trustees. If through a change in values, net assets, or other circumstances, the Fund were in a position where more than 10% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.



REPURCHASE AGREEMENTS. In a repurchase agreement, the Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days from the date of purchase. The resale price reflects the purchase price plus an agreed upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked to market daily) of the underlying security. The Fund may engage in a repurchase agreement with respect to any security in which it is authorized to invest. Since it is not possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delays and costs to the Fund in connection with bankruptcy proceedings), it is the Victory Portfolios' current policy to limit repurchase agreements for the Fund to those parties whose creditworthiness has been reviewed and found satisfactory by Key Advisers or the Sub-Adviser. Repurchase agreements are considered by the staff of the Commission to be loans by the Fund.



REVERSE REPURCHASE AGREEMENTS. In a reverse repurchase agreement, the Fund sells the portfolio instrument to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, the Fund will maintain appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. The Fund will enter into reverse repurchase agreements only with parties whose creditworthiness is deemed satisfactory by Key Advisers or the Sub-Adviser. Such transactions may increase fluctuations in the market value of the Fund's assets, and may be viewed as a form of leverage.



RESTRICTED SECURITIES generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the 1933 Act, or in a registered public offering. Where registration is required, the Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to seek registration of the shares.



SECURITIES LENDING. The Fund may lend securities to parties such as broker-dealers or institutional investors. Securities lending allows the Fund to retain ownership of the securities loaned and, at the same time, to earn additional income. Since there may be delays in the recovery of loaned securities, or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to parties deemed by Key Advisers or the Sub-Adviser to be of good standing. Furthermore, they will only be made if, in Society's judgment, the consideration to be earned from such loans would justify the risk.



It is the current view of the staff of the Commission that the Fund may engage in loan transactions only under the following conditions: (1) the Fund must receive 100% collateral in the form of cash or cash equivalents (e.g., U.S.

Treasury bills or notes) from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and to any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and (6) the Board of Trustees must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower.



Cash received through loan transactions may be invested in any security in which the Fund is authorized to invest. Investing this cash subjects that investment, as well as the security loaned, to market forces (i.e., capital appreciation or depreciation).



State Regulations



         In addition, the Fund, so long as its shares are registered under the securities laws of the State of Texas and such restrictions are required as a consequence of such registration, is subject to the following non-fundamental policies, which may be modified in the future by the Trustees without a vote of the Fund's shareholders: (i) the Fund has represented to the Texas State Securities Board that it will not invest in oil, gas or mineral leases or purchase or sell real property (including limited partnership interests, but excluding readily marketable securities of companies which invest in real estate); and (ii) the Fund has represented to the Texas State Securities Board that it will not invest more than 5% of their net assets in warrants valued at the lower of cost or market; provided that, included within that amount, but not to exceed 2% of net assets, may be warrants which are not listed on the New York or American Stock Exchanges. For purposes of this restriction, warrants acquired in units or attached to securities are deemed to be without value.



         The policies and limitations listed above supplement those set forth in the Prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of the Fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Fund's acquisition of such security or other asset except in the case of borrowing (or other activities that may be deemed to result in the issuance of a "senior security" under the 1940 Act). Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund's investment policies and limitations. If the value of the Fund's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board of Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity.


FUTURE DEVELOPMENTS

         The Fund may take advantage of other investment practices which are not at present contemplated for use by the Fund or which currently are not available but which may be developed, to the extent such investment practices are both consistent with the Fund's investment objective and are legally permissible for the Fund. Such investment practices, if they arise, may involve risks which exceed those involved in the activities described in the Prospectus and Statement of Additional Information. Prior to commencing any new investment practice, the Fund will notify shareholders by means of prospectus supplement.


Portfolio Turnover



         The turnover rate stated in the Prospectus for the Fund's investment portfolio is calculated by dividing the lesser of the Fund's purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The calculation excludes all securities whose maturities, at the time of acquisition, were one year or less.

                       VALUATION OF PORTFOLIO SECURITIES

         Investment securities held by the Fund are valued on the basis of valuations provided by an independent pricing service, approved by the Board of Trustees, which uses information with respect to transactions of a security, quotations from dealers, market transactions in comparable securities, and various relationships between securities, in determining value. Specific investment securities which are not priced by the approved pricing service will be valued according to quotations obtained from dealers who are market makers in those securities. Investment securities with less than 60 days to maturity when purchased are valued at amortized cost which approximates market value. Investment securities not having readily available market quotations will be priced at fair value using a methodology approved in good faith by the Board of Trustees.


                                  PERFORMANCE

         As described in the Prospectus, from time to time the "standardized yield," "dividend yield," "average annual total return," "total return," and "total return at net asset value" of an investment in each class of Fund shares may be advertised. An explanation of how yields and total returns are calculated for each class and the components of those calculations are set forth below.

         Yield and total return information may be useful to investors in reviewing the Fund's performance. The Fund's advertisement of its performance must, under applicable Commission rules, include the average annual total returns for each class of shares of the Fund for the 1, 5 and 10-year period (or the life of the class, if less) as of the most recently ended calendar quarter. This enables an investor to compare the Fund's performance to the performance of other funds for the same periods. However, a number of factors should be considered before using such information as a basis for comparison with other investments. An investment in the Fund is not insured; its yield and total return are not guaranteed and normally will fluctuate on a daily basis. When redeemed, an investor's shares may be worth more or less than their original cost. Yield and total return for any given past period are not a prediction or representation by the Victory Portfolios of future yields or rates of return on its shares. The yield and total returns of the Class A and Class B shares of the Fund are affected by portfolio quality, portfolio maturity, the type of investments the Fund holds and its operating expenses.


         STANDARDIZED YIELDS. The Fund's "yield" (referred to as "standardized yield") for a given 30-day period for a class of shares is calculated using the following formula set forth in rules adopted by the Commission that apply to all funds that quote yields:



                    Standardized Yield = 2 [(a-b + 1)6 - 1]
                                             ---
                                             cd



         The symbols above represent the following factors:



         a =     dividends and interest earned during the 30-day period.


         b = expenses accrued for the period (net of any expense reimbursements).


         c = the average daily number of shares of that class outstanding during the 30-day period that were entitled to receive dividends.

         d = the maximum offering price per share of the class on the last day of the period, adjusted for undistributed net investment income.


         The standardized yield of a class of shares for a 30-day period may differ from its yield for any other period. The Commission formula assumes that the standardized yield for a 30-day period occurs at a constant rate for a six-month period and is annualized at the end of the six-month period. This standardized yield is not based on actual distributions paid by the Fund to shareholders in the 30-day period, but is a hypothetical yield based upon the net investment income from the Fund's portfolio investments calculated for that period. The standardized yield may differ from the "dividend yield" of that class, described below. Additionally, because each class of shares is subject to different expenses, it is likely that the standardized yields of the Fund classes of shares will differ. The yield on Class A shares and the Class B shares for the 30-day period ended October 31, 1995 was ____% and ___%, respectively.


         DIVIDEND YIELD AND DISTRIBUTION RETURN. From time to time the Fund may quote a "dividend yield" or a "distribution return" for each class. Dividend yield is based on the Class A or Class B share dividends derived from net investment income during a stated period. Distribution return includes dividends derived from net investment income and from realized capital gains declared during a stated period. Under those calculations, the dividends and/or distributions for that class declared during a stated period of one year or less (for example, 30 days) are added together, and the sum is divided by the maximum offering price per share of that class A) on the last day of the period. When the result is annualized for a period of less than one year, the "dividend yield" is calculated as follows:

Dividend Yield                                        Number of days
of the Class  =      Dividends of the Class       +  (accrual period)  x  365
                --------------------------------
                Max. Offering Price of the Class
                     (last day of period)

         The maximum offering price for Class A shares includes the maximum front-end sales charge. For Class B shares, the maximum offering price is the net asset value per share, without considering the effect of contingent deferred sales charges.


         From time to time similar yield or distribution return calculations may also be made using the Class A net asset value (instead of its respective maximum offering price) at the end of the period. The dividend yields on Class A shares at maximum offering price and net asset value for the 30-day period ended ________, 1995 were ____% and ____%, respectively.


         TOTAL RETURNS. The "average annual total return" of each class is an average annual compounded rate of return for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n") to achieve an Ending Redeemable Value ("ERV"), according to the following formula:

                 (ERV)(1n) - 1 = Average Annual Total Return
                  ---
                 ( P )


         The cumulative "total return" calculation measures the change in value of a hypothetical investment of $1,000 over an entire period of years. Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis. Total return is determined as follows:



                 ERV - P = Total Return
                 -------
                   P



         In calculating total returns for Class A shares, the current maximum sales charge of 4.75% (as a percentage of the offering price) is deducted from the initial investment ("P") (unless the return is shown at net asset value, as discussed below). For Class B shares, the payment of the applicable contingent deferred sales charge (5.0% for the first year, 4.0% for the second year, 3.0% for the third and fourth years, 2.0% in the fifth year, 1.0% in the sixth year and none thereafter) is applied to the investment result for the time period shown (unless the total return is shown any net asset value, as described below). Total returns also assume that all dividends and capital gains distributions during the period are reinvested to buy additional shares at net asset value per share, and that the investment is redeemed at the end of the period. The average annual total return and cumulative total return on Class A shares for the period October 20, 1989 (commencement of operations) to October 31, 1995 (life of fund) at maximum offering price were ___% and ____%, respectively. For the one and five year periods ended October 31, 1995 annual total returns for Class A shares were ______% and _____%, respectively. The average annual total return and cumulative total return on the Class B shares for the period September 26, 1994 (commencement of operations to October 31, 1995 were ___% and ___%, respectively. For the one year period ended October 31, 1995, the annual total return for Class B shares was ___%.



         From time to time the Fund may also quote an "average annual total return at net asset value" or a cumulative "total return at net asset value" for Class A or Class B shares. It is based on the difference in net asset value per share at the beginning and the end of the period for a hypothetical investment in that class of shares (without considering front-end or contingent sales charges) and takes into consideration the reinvestment of dividends and capital gains distributions. The average annual total return and cumulative total return on Class A shares for the period October 20, 1989 (commencement of operations) to October 31, 1995 (life of fund), at net asset value, was ____% and ___%, respectively. For the one and five year periods ended October 31, 1995, average annual total return for Class A shares was ___% and ___%,
respectively.   For the one year period ended October 31, 1995, the average annual total return for Class B shares was ___%.


         OTHER PERFORMANCE COMPARISONS. From time to time the Fund may publish the ranking of the performance of its Class A or Class B shares by Lipper Analytical Services, Inc. ("Lipper"), a widely-recognized independent mutual fund monitoring service. Lipper monitors the performance of regulated investment companies, including the Fund, and ranks the performance of the Fund's classes against (i) all other funds, excluding money market funds, and
(ii) all other government bond funds. The Lipper performance rankings are based on total return that includes the reinvestment of capital gains distributions and income dividends but does not take sales charges or taxes into consideration.

         From time to time the Fund may publish the ranking of the performance of its Class A or Class B shares by Morningstar, Inc., an independent mutual fund monitoring service that ranks mutual funds, including the Fund, in broad investment categories (equity, taxable bond, tax-exempt and other) monthly, based upon each fund's three, five and ten-year average annual total returns (when available) and a risk adjustment factor that reflects Fund performance relative to three-month U.S. Treasury bill monthly returns. Such returns are adjusted for fees and sales loads. There are five ranking categories with a corresponding number of stars: highest (5), above average (4), neutral (3), below average (2) and lowest (1). Ten percent of the funds, series or classes in an investment category receive 5 stars, 22.5% receive 4 stars, 35% receive 3 stars, 22.5% receive 2 stars, and the bottom 10% receive one star. Morningstar ranks the Class A and Class B shares of the Fund in relation to other taxable bond funds.

         The total return on an investment made in Class A or Class B shares of the Fund may be compared with the performance for the same period of one or more of the following indices: the Consumer Price Index, the Salomon Brothers World Government Bond Index, the Standard & Poor's 500 Index, the Shearson Lehman Government/Corporate Bond Index, the Lehman Aggregate Bond Index, and the J.P. Morgan Government Bond Index. Other indices may be used from time to time. The Consumer Price Index is generally considered to be a measure of inflation. The Salomon Brothers World Government Bond Index generally represents the performance of government debt securities of various markets throughout the world, including the United States. The Lehman Government/Corporate Bond Index generally represents the performance of intermediate and long-term government and investment grade corporate debt securities. The Lehman Aggregate Bond Index measures the performance of U.S. corporate bond issues, U.S. government securities and mortgaged-backed securities. The J.P. Morgan Government Bond Index generally represents the performance of government bonds issued by various countries including the United States. The S&P 500 Index is a composite index of 500 common stocks generally regarded as an index of U.S. stock market performance. The foregoing bond indices are unmanaged indices of securities that do not reflect reinvestment of capital gains or take investment costs into consideration, as these items are not application to indices.

         From time to time, the yields and the total returns of Class A or Class B shares of the Fund may be quoted in and compared to other mutual funds with similar investment objective in advertisements, shareholder reports or other communications to shareholders. The Fund may also include calculations in such communications that describe hypothetical investment results. (Such performance examples will be based on an express set of assumptions and are not indicative of the performance of any Fund.) Such calculations may from time to time include discussions or illustrations of the effects of compounding in advertisements. "Compounding" refers to the fact that, if dividends or other distributions on a Fund investment are reinvested by being paid in additional Fund shares, any future income or capital appreciation of a Fund would increase the value, not only of the original Fund investment, but also of the additional Fund shares received through reinvestment. As a result, the value of the Fund investment would increase more quickly than if dividends or other distributions had been paid in cash. The Fund may also include discussions or illustrations of the potential investment goals of a prospective investor (including but not limited to tax and/or retirement planning), investment management techniques, policies or investment suitability of Fund, economic conditions, legislative developments (including pending legislation), the effects of inflation and historical performance of various asset classes, including but not limited to stocks, bonds and Treasury bills. From time to time advertisements or communications to shareholders may summarize the substance of information contained in shareholder reports (including the investment composition of a Fund, as well as the views of the investment adviser as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to Fund. The Fund may also include in advertisements, charts, graphs or drawings which illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to stock, bonds, Treasury bills and shares of Fund as well as charts or graphs which illustrate strategies such as dollar cost averaging, and comparisons of hypothetical yields of investment in tax-exempt versus taxable investments. In addition, advertisements or shareholder communications may include a discussion of certain attributes or benefits to be derived by an investment in Fund. Such advertisements or communications may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein. With proper authorization, Fund may reprint articles (or excerpts) written regarding the Fund and provide them to prospective shareholders. Performance information with respect to the Fund is generally available by calling 1-800-539-3863.

         Investors may also judge, and the Fund may at times advertise, performance of Class A or Class B shares by comparing it to the performance of other mutual funds or mutual fund portfolios with comparable investment objectives and policies, which performance may be contained in various unmanaged mutual fund or market indices or rankings such as those prepared by Dow Jones & Co., Inc., Standard & Poor's Corporation, Lehman Brothers, Merrill Lynch, and Salomon Brothers, and in publications issued by Lipper Analytical Services, Inc. and in the following publications: IBC/Donoghue's Money Fund Reports, Ibottson Associates, Inc., Morningstar, CDA/Wiesenberger, Money Magazine, Forbes, Barron's, The Wall Street Journal, The New York Times, Business Week, American Banker, Fortune, Institutional Investor, U.S.A. Today. In addition to yield information, general information about the Fund that appears in a publication such as those mentioned above may also be quoted or reproduced in advertisements or in reports to shareholders.

         Advertisements and sales literature may include discussions of specifics of the portfolio manager's investment strategy and process, including, but not limited to, descriptions of security selection and analysis.

         Advertisements may also include descriptive information about the investment adviser, including, but not limited to, its status within the industry, other services and products it makes available, total assets under management, its investment philosophy.

         When comparing yield, total return and investment risk of an investment in Class A or Class B shares of the Fund with other investments, investors should understand that certain other investments have different risk characteristics than an investment in shares of the Fund. For example, certificates of deposit may have fixed rates of return and may be insured as to principal and interest by the FDIC, while the Fund's returns will fluctuate and its share values and returns are not guaranteed. Money market accounts offered by banks also may be insured by the FDIC and may offer stability of principal. U.S. Treasury securities are guaranteed as to principal and interest by the full faith and credit of the U.S. government. Money market mutual funds may seek to offer a fixed price per share.


            ADDITIONAL PURCHASE, EXCHANGE AND REDEMPTION INFORMATION

         The Victory Portfolios (see "Description of Victory Portfolios" below) is open for business and the NAV of each class of shares of the Fund is calculated on each Business Day. A Business Day is every day on which the NYSE is open for business, the Federal Reserve Bank of Cleveland is open and any other day (other than a day on which no shares of the Fund are tendered for redemption and no order to purchase any shares is received) during which there is sufficient trading in portfolio instruments that the Fund's net asset value per share might be materially affected. The NAV of each class is determined and its shares are priced as of the close of regular trading of the NYSE (generally 4:00 p.m. Eastern time (the "Valuation Time")) on each Business Day of the Fund. The NYSE or the Federal Reserve Bank of Cleveland will not be open in observance of the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day, and Christmas Day.
The holiday closing schedule is subject to change.

         When the NYSE is closed, or when trading is restricted for any reason other than its customary weekend or holiday closings, or under emergency circumstances as determined by the Commission to warrant such action, the
Fund's Transfer Agent will determine the Fund's NAVs at Valuation Time.   The
Fund's NAV may be affected to the extent that its securities are traded on days that are not Business Days.


         If, in the opinion of the Trustees, conditions exist which make cash payment undesirable, redemption payments may be made in whole or in part in securities or other property, valued for this purpose as they are valued in computing the NAV of each class of the Fund. Shareholders receiving securities or other property on redemption may realize a gain or loss for tax purposes and will incur any costs of sale as well as the associated inconveniences.


         Pursuant to Rule 11a-3 under the 1940 Act, the Fund is required to give shareholders at least 60 days' notice prior to terminating or modifying the Fund's exchange privilege. Under the Rule, the 60-day notification requirement may be waived if (i) the only effect of a modification would be to reduce or eliminate an administrative fee, redemption fee or deferred sales charge ordinarily payable at the time of exchange or (ii) the Fund temporarily suspends the offering of shares as permitted under the 1940 Act or by the SEC or because it is unable to invest amounts effectively in accordance with its investment objective and policies.


         In the Prospectus, the Victory Portfolios, Key Advisers and the Sub-Adviser have notified shareholders that they reserve the right at any time without prior notice to shareholders to refuse exchange purchases by any person or group if, in Key Advisers or the Sub-Adviser's judgment, the Fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.



                        ADDITIONAL PURCHASE INFORMATION

         ALTERNATIVE SALES ARRANGEMENTS - CLASS A AND CLASS B SHARES. The Alternative Sales Arrangements permit an investor to choose the method of purchasing shares that is more beneficial to the investor depending on the amount of the purchase, the length of time the investor expects to hold shares and other relevant circumstances. Investors should understand that the purpose and function of the deferred sales charge and asset-based sales charge with respect to Class B shares are the same as those of the initial sales charge with respect to Class A shares. Any salesperson or other person entitled to receive compensation for selling Fund shares may receive different compensation with respect to one class of shares on behalf of a single investor (not including dealer "street name" or omnibus accounts) because generally it will be more advantageous for that investor to purchase Class A shares of the Fund instead.

         The two classes of shares each represent an interest in the same portfolio investments of the Fund. However, each class has different shareholder privileges and features. The net income attributable to Class B shares and the dividends payable on Class B shares will be reduced by incremental expenses borne solely by that class, including the asset-based sales charge to which Class B shares are subject.

         CLASS B CONVERSION FEATURE. Ninety-six months after an investor's purchase order for Class B shares is accepted, such "Matured Class B Shares" automatically will convert to Class A shares, on the basis of the relative net asset value of the two classes, without the imposition of any sales load or other charge. Each time any Matured Class B shares convert to Class A shares, any Class B shares acquired by the reinvestment of dividends or distributions on such Matured Class B shares that are still held will also convert to Class A shares, on the same basis. The conversion feature is intended to relieve holders of Matured Class B shares of the asset-based sales charge under the Class B Distribution Plan after such shares have been outstanding long enough that the Distributor may have been compensated for distribution expenses related to such shares.

         The conversion of Matured Class B shares to Class A shares is subject to the continuing availability of a private letter ruling from the Internal Revenue Service, or an opinion of counsel or tax adviser, to the effect that the conversion of Matured Class B shares does not constitute a taxable event for the holder under Federal income tax law. If such a revenue ruling or opinion is no longer available, the automatic conversion feature may be suspended, in which event no further conversion of Matured Class B shares would occur while such suspension remained in effect. Although Matured Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the holder, and absent such exchange, Class B shares might continue to be subject to the asset-based sales charge for longer than six years.

         The methodology for calculating the net asset value, dividends and distributions of the Fund Class A and Class B shares recognizes two types of expenses. General expenses that do not pertain specifically to either class are allocated pro rata to the shares of each class, based on the percentage of the net assets of such class to the Fund's total net assets, and then equally to each outstanding share within a given class. Such general expenses include
(i) management fees, (ii) legal, bookkeeping and audit fees, (iii) printing and mailing costs of shareholder reports, prospectuses, statements of additional information and other materials for current shareholders, (iv) fees to unaffiliated Trustees, (v) custodian expenses, (vi) share issuance costs, (vii) organization and start-up costs, (viii) interest, taxes and brokerage commissions, and (ix) non-recurring expenses, such as litigation costs. Other expenses that are directly attributable to a class are allocated equally to each outstanding share within that class. Such expenses included (i) Distribution Plan fees, (ii) incremental transfer and shareholder servicing agent fees and expenses, (iii) registration fees and (iv) shareholder meeting expenses, to the extent that such expenses pertain to a specific class rather than to the Fund as a whole.

         REDUCED SALES CHARGE. Reduced sales charges are applicable to purchases of $50,000 or more of Class A shares of the Fund alone or in combination with purchases of shares of other Victory Portfolios made at any one time. To obtain the reduction of the sales charge, you or your investment professional must notify the Transfer Agent at the time of purchase whenever a quantity discount is applicable to your purchase. Upon such notification, you will receive the lowest applicable sales charge.

         The contingent deferred sales charge is waived on Class B shares in the following cases: (i) shares sold to Key Advisers, the Sub-Adviser or their affiliates; (ii) shares issued in plans of reorganization to which the Fund is a party; and (iii) shares redeemed in involuntary redemptions.

         In addition to investing at one time in any combination of Class A shares of the Victory Portfolios in an amount entitling you to a reduced sales charge, you may qualify for a reduction in the sales charge under the following programs:

         COMBINED PURCHASES. When you invest in Class A shares of the Victory Portfolios for several accounts at the same time, you may combine these investments into a single transaction if purchased through one investment professional, and if the total is $50,000 or more. The following may qualify for this privilege: an individual, or "company" as defined in Section 2(a)(8) of the 1940 Act; an individual, spouse, and their children under age 21 purchasing for his, her, or their own account; a trustee, administrator or other fiduciary purchasing for a single trust estate or single fiduciary account or for a single or a parent-subsidiary group of "employee benefit plans" (as defined in Section 3(3) of ERISA); and tax-exempt organizations under Section 501(c)(3) of the Internal Revenue Code.

         RIGHTS OF ACCUMULATION. Your "Rights of Accumulation" permit reduced sales charges on future purchases of Class A shares after you have reached a new breakpoint. You can add the value of existing Victory Portfolios shares held by you, your spouse, and your children under age 21, determined at the previous day's NAV at the close of business, to the amount of your new purchase valued at the current offering price to determine your reduced sales charge.

         LETTER OF INTENT. If you anticipate purchasing $50,000 or more of shares of the Fund alone or in combination with Class A shares of certain other Victory Portfolios within a 13-month period, you may obtain shares of the portfolios at the same reduced sales charge as though the total quantity were invested in one lump sum, by filing a non-binding Letter of Intent (the "Letter") within 90 days of the start of the purchases. Each investment you make after signing the Letter will be entitled to the sales charge applicable to the total investment indicated in the Letter. For example, a $2,500 purchase toward a $60,000 Letter would receive the same reduced sales charge as if the $60,000 had been invested at one time. To ensure that the reduced price will be received on future purchases, you or your investment professional must inform the transfer agent that the Letter is in effect each time shares are purchased. Neither income dividends nor capital gain distributions taken in additional shares will apply toward the completion of the Letter.

         Your initial investment must be at least 5% of the total amount you plan to invest. Out of the initial purchase, 5% of the dollar amount specified in the Letter will be registered in your name and held in escrow. The shares held in escrow cannot be redeemed or exchanged until the Letter is satisfied or the additional sales charges have been paid. You will earn income dividends and capital gain distributions on escrowed shares. The escrow will be released when your purchase of the total amount has been completed. You are not obligated to complete the Letter.

         If you purchase more than the amount specified in the Letter and qualify for a further sales charge reduction, the sales charge will be adjusted to reflect your total purchase at the end of 13 months. Surplus funds will be applied to the purchase of additional shares at the then current offering price applicable to the total purchase.

         If you do not complete your purchase under the Letter within the 13-month period, your sales charge will be adjusted upward, corresponding to the amount actually purchased, and if after written notice, you do not pay the increased sales charge, sufficient escrowed shares will be redeemed to pay such charge.



                        ADDITIONAL EXCHANGE INFORMATION



         Class A shares of the Fund (see "Description of Victory Portfolios" below) may be exchanged for shares of any Victory money market fund or any other fund of the Victory Portfolios with the same or a lower sales charge. Shares of any Victory money market portfolio or any fund of the Victory Portfolios with a reduced sales charge may be exchanged for shares of the Fund upon payment of the difference in the sales charge (or, if applicable, shares of any Victory money market portfolio may be used to purchase Class B shares of the Fund.)


         Class B shares of the Fund may be exchanged for shares of other Victory Portfolios that offer Class B shares. The CDSC applicable to Class B shares is imposed on Class B shares redeemed within six years of the initial purchase of the exchanged Class B shares. When Class B shares are redeemed to effect an exchange, the priorities described in "How to Invest" in the Prospectus for the imposition of the Class B CDSC will be followed in determining the order in which the shares are exchanged. Shareholders should take into account the effect of any exchange on the applicability and rate of any CDSC that might be imposed in the subsequent redemption of remaining shares. Shareholders owning shares of both classes must specify whether they intend to exchange Class A or Class B shares.


                       ADDITIONAL REDEMPTION INFORMATION

         REINSTATEMENT PRIVILEGE. Within 90 days of a redemption, a shareholder may reinvest all or part of the redemption proceeds of (i) Class A shares, or (ii) Class B shares that were subject to the Class B contingent deferred sales charge when redeemed, in Class A shares of the Fund or any of the other Victory Portfolios into which shares of the Fund are exchangeable as described below, at the net asset value next computed after receipt by the Transfer Agent of the reinvestment order. No charge is currently made for reinvestment in shares of the Fund but a reinvestment in shares of certain other Victory Portfolios is subject to a $5.00 service fee. The shareholder must ask the Distributor for such privilege at the time of reinvestment. Any capital gain that was realized when the shares were redeemed is taxable, and reinvestment will not alter any capital gains tax payable on that gain. If there has been a capital loss on the redemption, some or all of the loss may not be tax deductible, depending on the timing and amount of the reinvestment. Under the Internal Revenue Code, if the redemption proceeds of Fund shares on which a sales charge was paid are reinvested in shares of the Fund or another of the Victory Portfolios within 90 days of payment of the sales charge, the shareholder's basis in the shares of the Fund that were redeemed may not include the amount of the sales charge paid. That would reduce the loss or increase the gain recognized from redemption. The Fund may amend, suspend or cease offering this reinvestment privilege at any time as to shares redeemed after the date of such amendment, suspension or cessation. You must reinstate your shares into an account with the same registration. This privilege may be exercised only once by a shareholder with respect to the Fund. For information on which funds are available for the Reinstatement Privilege, please consult your program materials.


                          DIVIDENDS AND DISTRIBUTIONS

         The Fund ordinarily declares and pays dividends separately for Class A and Class B shares from its net investment income quarterly. The Fund distributes substantially all of its net investment income and net capital gains, if any, to shareholders within each calendar year as well as on a fiscal year basis to the extent required for the Fund to qualify for favorable federal tax treatment.

         The amount of a class's distributions may vary from time to time depending on market conditions, the composition of the Fund's portfolio, and expenses borne by the Fund or borne separately by a class, as described in "Alternative Sales Arrangements - Class A and Class B," above. Dividends are calculated in the same manner, at the same time and on the same day for shares of each class. However, dividends on Class B shares are expected to be lower as a result of the asset-based sales charge on Class B shares, and Class B dividends will also differ in amount as a consequence of any difference in net asset value between Class A and Class B shares.

         For this purpose, the net income of the Fund, from the time of the immediately preceding determination thereof, shall consist of all interest income accrued on the portfolio assets of the Fund, dividend income, if any, income from securities loans, if any, and realized capital gains and losses on the Fund assets, less all expenses and liabilities of the Fund chargeable against income. Interest income shall include discount earned, including both original issue and market discount, on discount paper accrued ratably to the date of maturity. Expenses, including the compensation payable to Key Advisers or the Sub-Adviser, are accrued each day. The expenses and liabilities of the Fund shall include those appropriately allocable to the Fund as well as a share of the general expenses and liabilities of the Victory Portfolios in proportion to the Fund's share of the total net assets of the Victory Portfolios.

Additional Tax Information

         It is the policy of the Fund to qualify for the favorable tax treatment accorded regulated investment companies ("RICs") under Subchapter M of the Code, for so long as such qualification is in the best interest of its shareholders. By following such policy and distributing its income and gains currently with respect to each taxable year, the Fund expects to eliminate or reduce to a nominal amount the federal income and excise taxes to which it may otherwise be subject.

         In order to qualify as a RIC, the Fund must, among other things, (1) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock or securities, foreign currencies or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities or currencies, (2) derive less than 30% of its gross income from the sale or other disposition of stock, securities, options, futures, forward contracts, and certain foreign currencies (or options, futures, or forward contracts on foreign currencies) held for less than three months, and (3) diversify its holdings so that at the end of each quarter of its taxable year (i) at least 50% of the market value of the Fund's assets is represented by cash or cash items, U.S. Government securities, securities of other RICs and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities) or of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses. These requirements may restrict the degree to which the Fund may engage in short-term trading and concentrate investments. If the Fund qualifies as a RIC, it will not be subject to federal income tax on the part of its net investment income and net realized capital gains, if any, that it distributes to shareholders with respect to each taxable year within the time limits specified in the Code.

         A non-deductible excise tax is imposed on regulated investment companies that do not distribute in each calendar year an amount equal to 98% of their ordinary income for the year plus 98% of their capital gain net income for the 1-year period ending on October 31 of such calendar year. The balance of such income must be distributed during the following calendar year. If distributions during a calendar year are less than the required amount, the fund is subject to a non-deductible excise tax equal to 4% of the deficiency.

         Certain investment and hedging activities of the Fund, including transactions in options, futures contracts, hedging transactions, forward contracts, straddles, foreign currencies, and foreign securities, are subject to special tax rules. In a given case, these rules may accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert short-term capital losses into long-term capital losses, or otherwise affect the character of the Fund's income. These rules could therefore affect the amount, timing and character of distributions to shareholders. The Fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interest of the Fund and its shareholders.

         The Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of taxable dividends paid to any shareholder who has failed to provide (or provided an incorrect) tax identification number, or is subject to withholding pursuant to a notice from the Internal Revenue Service for failure to properly include on his or her income tax return payments of interest or dividends. This "backup withholding" is not an additional tax, and any amounts withheld may be credited against the shareholder's ultimate U.S. tax liability.

         Information set forth in the Prospectus and this Statement of Additional Information that relates to federal taxation is only a summary of certain key federal tax considerations generally affecting purchasers of shares of the Fund. No attempt has been made to present a complete explanation of the federal tax treatment of the Fund or its shareholders, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential purchasers of shares of the Fund are urged to consult their tax advisers with specific reference to their own tax circumstances. In addition, the tax discussion in the Prospectus and this Statement of Additional Information is based on tax law in effect on the date of the Prospectus and this Statement of Additional Information; such laws and regulations may be changed by legislative, judicial or administrative action, sometimes with retroactive effect.



                      MANAGEMENT OF THE VICTORY PORTFOLIOS



Board of Trustees



         Overall responsibility for management of the Victory Portfolios rests with the Trustees, who are elected by the shareholders of the Victory Portfolios. The Victory Portfolios are managed by the Trustees in accordance with the laws of the State of Delaware governing business trusts. There are currently seven Trustees, six of whom are not "interested persons" of the Victory Portfolios within the meaning of that term under the 1940 Act. The Trustees, in turn, elect the officers of the Victory Portfolios to supervise actively its day-to-day operations.



         The Trustees of the Victory Portfolios, their addresses, ages and their principal occupations during the past five years are as follows:



                                       Position(s) Held
                                       With the Victory                    Principal Occupation
Name, Address and Age                  Portfolios                          During Past 5 Years
---------------------                  --------------------                ----------------------
Leigh A. Wilson, 51*                   Trustee and                         From 1989 to present, Chairman and
Glenleigh International Ltd.           President                           Chief Executive Officer, Glenleigh
53 Sylvan Road North                                                       International Limited; previously
Westport, CT  06880                                                        Chief Executive Officer, Paribas
                                                                           North America and Paribas
                                                                           Corporation; Trustee, The Victory
                                                                           Funds and Spears, Benzak, Salomon
                                                                           and Farrell ("SBSF") Funds.

Robert G. Brown, 72                    Trustee                             Retired; from October 1983 to
5460 N. Ocean Drive                                                        November 1990, President,
Singer Island, Riviera Beach                                               Cleveland Advanced Manufacturing
Florida  33404                                                             Program (non-profit corporation
                                                                           engaged in regional economic
                                                                           development).


____________

* Mr. Wilson is deemed to be an "interested person" of the Victory Portfolios under the 1940 Act solely by reason of his position as President.

                                       Position(s) Held
                                       With the Victory                    Principal Occupation
Name, Address and Age                  Portfolios                          During Past 5 Years
---------------------                  --------------------                ----------------------
Edward P. Campbell, 46                 Trustee                             From March 1, 1994 to present,
Nordson Corporation                                                        Executive Vice President and Chief
28601 Clemens Road                                                         Operating Officer of Nordson
Westlake, OH  44145                                                        Corporation (manufacturer of
                                                                           application equipment); from May
                                                                           1988 to March 1994, Vice President
                                                                           of Nordson Corporation; from 1987
                                                                           to December 1994, member of the
                                                                           Supervisory Committee of Society's
                                                                           Collective Investment Retirement
                                                                           Fund; from May 1991 to August
                                                                           1994, Trustee, Financial Reserves
                                                                           Fund and from May 1993 to August
                                                                           1994, Trustee, Ohio Municipal
                                                                           Money Market Fund; Trustee, The
                                                                           Victory Funds and SBSF.

Dr. Harry Gazelle, 68                  Trustee                             Retired radiologist, Drs. Hill and
17822 Lake Road                                                            Thomas Corp.; Trustee, The Victory
Lakewood, OH 44107                                                         Funds.

Dr. Thomas F. Morrissey, 62            Trustee                             1995 Visiting Scholar, Bond
Weatherhead School of                                                      University, Queensland, Australia;
   Management                                                              Professor, Weatherhead School of
Case Western Reserve                                                       Management, Case Western Reserve
  University                                                               University; from 1989 to 1995,
10900 Euclid Avenue                                                        Associate Dean of Weatherhead
Cleveland, OH  44106-7235                                                  School of Management and
                                                                           Professor, Case Western Reserve
                                                                           University; from 1987 to December
                                                                           1994, Member of the Supervisory
                                                                           Committee of Society's Collective
                                                                           Investment Retirement Fund; from
                                                                           May 1991 to August 1994, Trustee,
                                                                           Financial Reserves Fund and from
                                                                           May 1993 to August 1994, Trustee,
                                                                           Ohio Municipal Money Market Fund;
                                                                           Trustee, The Victory Funds.

Stanley I. Landgraf, 70                Trustee                             Retired; currently, Trustee,
41 Traditional Lane                                                        Rensselaer Polytechnic Institute;
Albany, NY  12211                                                          Director, Elenel Corporation and
                                                                           Mechanical Technology, Inc.;
                                                                           Member, Board of Overseers, School
                                                                           of Management, Rensselaer
                                                                           Polytechnic Institute; Member, The
                                                                           Fifty Group (a Capital Region
                                                                           business organization); Trustee,
                                                                           The Victory Funds.

                                       Position(s) Held
                                       With the Victory                    Principal Occupation
Name, Address and Age                  Portfolios                          During Past 5 Years
---------------------                  --------------------                ----------------------
H. Patrick Swygert, 52                 Trustee                             President, Howard University;
Howard University                                                          formerly President, State
2400 6th Street, N.W.                                                      University of New York at Albany;
Suite 320                                                                  formerly, Executive Vice
Washington, DC  20059                                                      President, Temple University;
                                                                           Trustee, The Victory Funds.



         The Board presently has an Investment Policy Committee and a Business, Legal, and Audit Committee. The members of the Investment Policy Committee are Messrs. Landgraf (Chairman), Morrissey and Brown, who will serve until May 1996. The function of the Investment Policy Committee is to review the existing investment policies of the Victory Portfolios, including the levels of risk and types of funds available to shareholders, and make recommendations to the Board of Trustees regarding the revision of such policies or, if necessary, the submission of such revisions to the Victory Portfolios' shareholders for their consideration. The members of the Business, Legal and Audit Committee are Messrs. Swygert (Chairman), Campbell and Gazelle who will serve until May 1996. The function of the Business, Legal and Audit Committee is to recommend independent auditors and monitor accounting and financial matters; to nominate persons to serve as disinterested Trustees and Trustees to serve on committees of the Board; and to review compliance and contract matters.



         The Investment Policy Committee met four times during the 12 months ended October 31, 1995. The Business, Legal and Audit Committee was constituted on May 24, 1995 (and has met twice since then) and replaced the Audit Committee, the Legal Committee and the Nominating Committee, which met three times, one time and one time, respectively, during the 12 month period ended October 31, 1995.



REMUNERATION OF TRUSTEES AND CERTAIN EXECUTIVE OFFICERS



         Effective June 1, 1995, each Trustee (other than Leigh A. Wilson) receives an annual fee of $27,000 for serving as Trustee of all the Funds of the Victory Portfolios, and an additional per meeting fee ($2,400 in person and $1,200 per telephonic meeting).



         Effective June 1, 1995, Leigh A. Wilson receives an annual fee of $33,000 for serving as President and Trustee for all of the Funds of the Victory Portfolios, and an additional per meeting fee ($3,000 in person and $1,500 per telephonic meeting).



         The following tables indicate the compensation received by each Trustee from the Fund and from the Victory Fund Complex and the 12-month period ended October 31, 1995. For certain Trustees, the amounts include amounts paid by this Funds' Predecessor Fund, a Portfolio of the Victory Funds, which was reorganized as the Fund as of June 5, 1995.



                                                             Estimated
                                      Pension or              Annual             Total             Total
                                      Retirement             Benefits        Compensation       Compensation
                                  Benefits Accrued as          Upon              from           from Victory
                                  Portfolio Expenses        Retirement           Fund         "Fund Complex"*
                                  -------------------       ----------       ------------     ---------------
Robert G. Brown, Trustee .......         -0-                    -0-            $733.66           $39,815.98

Edward P. Campbell, Trustee ....         -0-                    -0-             389.76            33,799.68

Harry Gazelle, Trustee..........         -0-                    -0-             675.74            35,916.98

John W. Kemper, Trustee# .......         -0-                    -0-             624.83            22,567.31

Thomas F. Morrissey, Trustee ...         -0-                    -0-             819.94            40,366.98

Stanley I. Landgraf, Trustee....         -0-                    -0-             535.10            34,615.98

Leigh A. Wilson, Trustee .......         -0-                    -0-             874.92            46,716.97

H. Patrick Swygert, Trustee.....         -0-                    -0-             819.94            37,116.98

John D. Buckingham,# Trustee....         -0-                    -0-             318.60            18,841.89

John R. Young, Trustee# ........         -0-                    -0-             535.81            21,963.81



#        Resigned



----------------------

* For certain Trustees, these amounts include compensation received from The Victory Funds (which were reorganized into the Victory Portfolio as of June 5, 1995), the SBSF Funds (the investment adviser of which was acquired by KeyCorp effective April, 1995) and Society's Collective Investment Retirement Funds, which were reorganized into the Victory Balanced Fund and Victory Government Mortgage Fund as of December 19, 1994. There are presently 24 mutual funds from which the above- named Trustees are compensated in the Victory "Fund Complex," but not all of the above-named Trustees serve on the boards of each fund in the "Fund Complex."



Officers



         The officers of the Victory Portfolios, their addresses, ages and principal occupations during the past five years are as follows:



                                     Position with the                    Principal occupation
Name                                 Victory Portfolios                   during past 5 years
----                                 ------------------                   --------------------
Leigh A. Wilson, 51                  President and Trustee                From 1989 to present, Chairman and
Glenleigh International Ltd.                                              Chief Executive Officer, Glenleigh
53 Sylvan Road North                                                      International Limited; from 1984-
Westport, CT  06880                                                       1989, Chief Executive Officer,
                                                                          Paribas North America and Paribas
                                                                          Corporation; Trustee to The Victory
                                                                          Funds and SBSF Funds.

William B. Blundin, 57               Vice President                       Senior Vice President of BISYS Fund
BISYS Fund Services                                                       Services; officer of other
125 West 55th Street                                                      investment companies administered
New York, New York 10019                                                  by BISYS Fund Services; President
                                                                          and Chief Executive Officer of
                                                                          Vista Broker-Dealer Services, Inc.,
                                                                          Emerald Asset Management, Inc. and
                                                                          BNY Hamilton Distributors, Inc.,
                                                                          registered broker/dealers.

J. David Huber, 49                   Vice President                       Executive Vice President, BISYS
BISYS Fund Services                                                       Fund Services.
3435 Stelzer Road
Columbus, OH 43219-3035

Scott A. Englehart, 33               Secretary                            From October 1990 to present,
BISYS Fund Services                                                       employee of BISYS Fund Services,
3435 Stelzer Road                                                         Inc.; from 1985 to October 1990,
Columbus, OH 43219-3035                                                   Manager of Banking Center, Fifth
                                                                          Third Bank.

George O. Martinez, 36               Assistant Secretary                  From March 1995 to present, Senior
BISYS Fund Services                                                       Vice President and Director of
3435 Stelzer Road                                                         Legal and Compliance Services,
Columbus, OH 43219-3035                                                   BISYS Fund Services; from June
                                                                          1989-March 1995, Vice President and
                                                                          Associate General Counsel, Alliance
                                                                          Capital Management.

Martin R. Dean, 32                   Treasurer                            From May 1994 to present, employee
BISYS Fund Services                                                       of BISYS Fund Services; from
3435 Stelzer Road                                                         January 1987 - April 1994, Senior
Columbus, OH 43219-3035                                                   Manager, KPMG Peat Marwick.

Adrian J. Waters, 33                 Assistant Treasurer                  From May 1993 to present, employee
BISYS Fund Services (Ireland)                                             of BISYS Fund Services; from 1989-
Limited                                                                   May 1993, Manager, Price Waterhouse.
ITI House
12 Earlsfort Terrace
Dublin 2, Ireland




         The mailing address of each of the officers of the Victory Portfolios is 3435 Stelzer Road, Columbus, Ohio 43219-3035.



         The officers of the Victory Portfolios (other than Leigh Wilson) receive no compensation directly from the Victory Portfolios for performing the duties of their offices. BISYS Fund Services, Inc. receives fees from the Victory Portfolios for acting as Administrator.



         As of January 6, 1996, the Trustees and officers as a group owned beneficially less than 1% of the Fund.



Investment Adviser and Sub-Adviser

         KeyCorp Mutual Fund Advisers, Inc. ("Key Advisers" or the "Adviser") was organized as an Ohio corporation on July 27, 1995 and is registered as an investment adviser under the Investment Advisers Act of 1940. It is a wholly-owned subsidiary of KeyCorp Asset Management Holdings, Inc., which is a wholly-owned subsidiary of Society National Bank, a wholly-owned subsidiary of KeyCorp. Affiliates of Key Advisers manage approximately $37 billion for numerous clients including large corporate and public retirement plans, Taft-Hartley plans, foundations and endowments, high net worth individuals and mutual funds.



         KeyCorp, a financial services holding company, is headquartered at 127 Public Square, Cleveland, Ohio 44114. As of June 30, 1995, KeyCorp had an asset base of $67.5 billion, with banking offices in 25 states from Maine to Alaska, and trust and investment offices in 16 states. KeyCorp is the resulting entity of the merger in 1994 of Society Corporation, the bank holding company of which Society National Bank was a wholly-owned subsidiary, and
KeyCorp, the former bank holding company.   KeyCorp's major business activities
include providing traditional banking and associated financial services to consumer, business and commercial markets. Its non-bank subsidiaries include investment advisory, securities brokerage, insurance, bank credit card processing, and mortgage leasing companies. Society National Bank is the lead affiliate bank of KeyCorp.



         The following table lists the advisory fees for each mutual fund that is advised by Key Advisers.



         .25 OF 1% OF AVERAGE DAILY NET ASSETS
                 Victory Institutional Money Market Fund *



         .35 OF 1% OF AVERAGE DAILY NET ASSETS
                 Victory Prime Obligations Fund *
                 Victory U.S. Government Obligations Fund *
                 Victory Tax-Free Money Market Fund *



         .50 OF 1% OF AVERAGE DAILY NET ASSETS
                 Victory Ohio Municipal Money Market Fund *
                 Victory Limited Term Income Fund *
                 Victory Government Mortgage Fund *
                 Victory Financial Reserves Fund *
                 Victory Fund for Income #



         .55 OF 1% OF AVERAGE DAILY NET ASSETS
                 Victory National Municipal Bond Fund *
                 Victory Government Bond Fund *
                 Victory New York Tax-Free Fund *



         .60 OF 1% OF AVERAGE DAILY NET ASSETS
                 Victory Ohio Municipal  Bond Fund *
                 Victory Stock Index Fund *



         .65 OF 1% OF AVERAGE DAILY NET ASSETS
                 Victory Diversified Stock Fund *



         .75 OF 1% OF AVERAGE DAILY NET ASSETS
                 Victory Intermediate Income Fund *
                 Victory Investment Quality Bond Fund *
                 Victory  Ohio Regional Stock Fund *



         1% OF AVERAGE DAILY NET ASSETS

                 Victory  Balanced Fund *
                 Victory Value Fund *
                 Victory Growth Fund *
                 Victory Special Value Fund *
                 Victory Special Growth Fund+



         1.10% OF AVERAGE DAILY ASSETS
                 Victory International Growth Fund *




         # First Albany Asset Management Corporation serves as sub-adviser to the Victory Fund for Income, for which it receives .20% of average daily net assets.



         + T. Rowe Price Associates, Inc. serves as sub-adviser to Society Special Growth Fund, for which it receives .25% of average daily net assets up to $100 million and .20% of average daily net assets in excess of $100 million.



         * Society Asset Management, Inc. (the Sub-Advisor) serves as sub-adviser to each of these funds. For its services under the investment sub-advisory agreement, Key Advisers pays the Sub-Adviser sub-advisory fees at rates (based on an annual percentage of average daily net assets) which vary according to the table set forth below:




For the Victory Balanced Fund, Diversified Stock Fund, Growth Fund, Stock Index Fund and Value Fund:



                                    Rate of
     Net Assets                Sub-Advisory Fee*
     ----------                -----------------
Up to $10,000,000                   0.65%
Next $15,000,000                    0.50%
Next $25,000,000                    0.40%
Above $50,000,000                   0.35%




For the Victory International Growth Fund, Ohio Regional Stock Fund and Special Value Fund:



                                    Rate of
     Net Assets                Sub-Advisory Fee*
     ----------                -----------------
Up to $10,000,000                   0.90%
Next $15,000,000                    0.70%
Next $25,000,000                    0.55%
Above $50,000,000                   0.45%




For the Victory Intermediate Income Fund, Investment Quality Bond Fund, Limited Term Income Fund, Ohio Municipal Bond Fund, Government Bond Fund, Government Mortgage Fund, National Municipal Bond Fund and New York Tax-Free Fund:



                                    Rate of
     Net Assets                Sub-Advisory Fee*
     ----------                -----------------
Up to $10,000,000                   0.40%
Next $15,000,000                    0.30%
Next $25,000,000                    0.25%
Above $50,000,000                   0.20%




For the Victory Prime Obligations Fund, Tax-Free Money Market Fund, U.S. Government Obligations Fund, Financial Reserves Fund, Institutional Money Market Fund and Ohio Municipal Money Market Fund:



                                    Rate of
     Net Assets                Sub-Advisory Fee*
     ----------                -----------------
Up to $10,000,000                   0.25%
Next $15,000,000                    0.20%
Next $25,000,000                    0.15%
Above $50,000,000                   0.125%

--------------------

* As a percentage of average daily net assets. The Sub-Adviser has the right to voluntarily waive any portion of the sub- advisory fee from time to time. Any such voluntary waiver will be irrevocable and determined in advance of rendering sub-investment advisory services by the Sub-Adviser, and shall be in writing and signed by the parties hereto.




                          ADVISORY AND OTHER CONTRACTS



         Unless sooner terminated, the Investment Advisory Agreement between Key Advisers and the Fund provides that it will continue in effect as to the Fund for an initial two-year term and for consecutive one-year terms thereafter, provided that such continuance is approved at least annually by the Victory Portfolios' Trustees or by vote of a majority of the outstanding shares of the Fund (as defined under "GENERAL INFORMATION - Miscellaneous" in the Prospectuses), and, in either case, by a majority of the Trustees who are not parties to the Investment Advisory Agreement or interested persons (as defined in the 1940 Act) of any party to the Investment Advisory Agreement, by votes cast in person at a meeting called for such purpose.



         The Investment Advisory Agreement is terminable as to the Fund at any time on 60 days' written notice without penalty by the Trustees, by vote of a majority of the outstanding shares of that Fund, or by Key Advisers. The Investment Advisory Agreement also terminates automatically in the event of any assignment, as defined in the 1940 Act.



         The Investment Advisory Agreement provides that Key Advisers shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of services pursuant to the Investment Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of Key Advisers in the performance of its duties, or from reckless disregard by it of either duties and obligations thereunder.



         Under the Investment Advisory Agreement, Key Advisers has agreed to provide investment advisory services described in the Prospectus. For the services provided and expenses assumed pursuant to the Investment Advisory Agreement, the Fund pays Key Advisers a fee, computed daily and paid monthly, at the annual rate of sixty-five one-hundredths of one percent (.65%) of the average daily net assets of the Fund.



         Prior to June 5, 1995, Key Trust Company served as investment adviser to the Fund. From June 5, 1995 until December 31, 1995, Society Asset Management, Inc. served as investment adviser to the Fund. For the fiscal years ended October 31, 1993, 1994 and 1995 the Fund paid investment advisory fees of $1,563,647, $1,548,683, and $___, respectively, after fee reductions of $33,190, $82,207 and $____, respectively.



         Under an Investment Advisory Agreement, Key Advisers may delegate a portion of its responsibilities to a sub-adviser. In addition, the Investment Advisory Agreement provides that Key Advisers may render services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser of the Fund and are under the common control of KeyCorp as long as all such persons are functioning as part of an organized group of persons, managed by authorized officers of Key Advisers.



         Key Advisers has entered into an investment sub-advisory agreement with its affiliate, Society Asset Management, Inc. on behalf of the Fund. The Sub-Adviser is a wholly-owned subsidiary of KeyCorp Asset Management Holdings, Inc. With respect to the day to day management of the Fund, under the sub-advisory agreement, the Sub-Adviser makes decisions concerning, and places all orders for, purchases and sales of securities and helps maintain the records relating to such purchases and sales. The Sub-Adviser may, in its discretion, provide such services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser to the Company under applicable laws and are under the common control of

KeyCorp; provided that (i) all persons, when providing services under the sub-advisory agreement, are functioning as part of an organized group of persons, and (ii) such organized group of persons is managed at all times by authorized officers of the Sub- Adviser. This arrangement will not result in the payment of additional fees by the Fund.


Glass-Steagall Act

         In 1971 the United States Supreme Court held in Investment Company Institute v. Camp that the federal statute commonly referred to as the Glass-Steagall Act prohibits a national bank from operating a fund for the collective investment of managing agency accounts. Subsequently, the Board of Governors of the Federal Reserve System (the "Board") issued a regulation and interpretation to the effect that the Glass-Steagall Act and such decision: (a) forbid a bank holding company registered under the Federal Bank Holding Company Act of 1956 (the "Holding Company Act") or any non-bank affiliate thereof from sponsoring, organizing, or controlling a registered, open-end investment company continuously engaged in the issuance of its shares, but (b) do not prohibit such a holding company or affiliate from acting as investment adviser, transfer agent, and custodian to such an investment company. In 1981 the United States Supreme Court held in Board of Governors of the Federal Reserve System v. Investment Company Institute that the Board did not exceed its authority under the Holding Company Act when it adopted its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisers to registered closed-end investment companies. In the Board of Governors case, the Supreme Court also stated that if a national bank complied with the restrictions imposed by the Board in its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisers to investment companies, a national bank performing investment advisory services for an investment company would not violate the Glass-Steagall Act.


         Key Advisers and the Sub-Adviser believe that they may perform the services for the Victory Portfolios contemplated by the Prospectus, this Statement of Additional Information, and the Investment Advisory Agreement (and Sub-Advisory Agreement) with the Victory Portfolios without violation of applicable statutes and regulations and has so represented in its Investment Advisory Agreement (and Sub-Advisory Agreement) with the Victory Portfolios. Key Trust Company of Ohio, N.A. believes that it may perform the services for the Victory Portfolios contemplated by the Prospectus, this Statement of Additional Information, and the Shareholder Servicing Agreement with the Victory Portfolios (as described below) without violation of applicable statutes and regulations and has so represented in such Shareholder Servicing
Agreement.   Future changes in either federal or state statutes and regulations relating to the permissible activities of banks or bank holding companies and the subsidiaries or affiliates of those entities, as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations, could prevent or restrict Key Trust Company of Ohio, N.A., Key Advisers or the Sub-Adviser from continuing to perform such services for the Victory Portfolios. Depending upon the nature of any changes in the services which could be provided by Key Trust Company of Ohio, N.A., Key Advisers or the Sub-Adviser the Trustees of the Victory Portfolios would review the Victory Portfolios' relationship with Key Trust Company of Ohio, N.A., Key Advisers or the Sub-Adviser and consider taking all action necessary in the circumstances.



         Should future legislative, judicial, or administrative action prohibit or restrict the proposed activities of Key Trust Company of Ohio, N.A., Key Advisers or the Sub-Adviser and its affiliated and correspondent banks and other non-bank affiliates in connection with customer purchases of shares of the Victory Portfolios, the banks and such non-bank affiliates might be required to alter materially or discontinue the services offered by them to customers. It is not anticipated, however, that any change in the Victory Portfolios' method of operations would affect its net asset value per share or result in financial losses to any customer.



         From time to time, advertisements, supplemental sales literature and information furnished to present or prospective shareholders of the Fund may include descriptions of Key Trust Company of Ohio, N.A., Key Advisers and the Sub-Adviser including, but not limited to, (i) descriptions of the operations of Key Trust Company of Ohio,

N.A., Key Advisers and the Sub-Adviser; (ii) descriptions of certain personnel and their functions; and (iii) statistics and rankings related to the operations of Key Trust Company of Ohio, N.A., Key Advisers and the Sub-Adviser.



Portfolio Transactions



         Pursuant to the Investment Advisory (and Sub-Advisory) Agreement, Key Advisers (Society) determines, subject to the general supervision of the Trustees of the Victory Portfolios, and in accordance with the Fund's investment objective and restrictions, which securities are to be purchased and sold by the Fund, and which brokers are to be eligible to execute its portfolio transactions. Purchases from underwriters and/or broker-dealers of portfolio securities include a commission or concession paid by the issuer to the underwriter and/or broker-dealer and purchases from dealers serving as market makers may include the spread between the bid and asked price. While Key Advisers and the Sub-Adviser generally seek competitive prices (inclusive of spreads or commission), the Fund may not necessarily pay the lowest prices available on each transaction, for reasons discussed below.



         Allocation of transactions, including their frequency, to various dealers is determined by Key Advisers or the Sub-Adviser in its best judgment and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. Subject to this consideration, dealers who provide supplemental investment research to Key Advisers or the Sub-Adviser may receive orders for transactions by the Victory Portfolios. Information so received is in addition to and not in lieu of services required to be performed by Key Advisers or the Sub-Adviser and does not reduce the advisory (sub-advisory) fees payable to Key Advisers or the Sub-Adviser by the Victory Portfolios.
Such information may be useful to Key Advisers or the Sub-Adviser in serving both the Victory Portfolios and other clients and, conversely, such supplemental research information obtained by the placement of orders on behalf of other clients may be useful to Key Advisers or the Sub-Adviser in carrying out its obligations to the Victory Portfolios. In the future, the Trustees may also authorize the allocation of brokerage to affiliated broker-dealers on an agency basis to effect portfolio transactions. In such event, the Trustees will adopt procedures incorporating the standards of Rule 17e-1 under the 1940 Act, which require that the commission paid to affiliated broker-dealers must be "reasonable and fair compared to the commission, fee or other remuneration received, or to be received, by other brokers in connection with comparable transactions involving similar securities during a comparable period of time." The Fund generally purchases portfolio securities directly from dealers acting as principals, underwriters or market makers. As these transactions are usually conducted on a net basis, no brokerage commissions are paid by the Fund.



         The Victory Portfolios will not execute portfolio transactions through, acquire portfolio securities issued by, make savings deposits in, or enter into repurchase or reverse repurchase agreements with Key Advisers, the Sub-Adviser, Key Trust Company of Ohio, N.A. or its affiliates, Concord Holding Corporation, Victory Broker-Dealer Services, Inc. or their affiliates, and will not give preference to Key Trust Company of Ohio, N.A.'s correspondent banks or affiliates, or Concord Holding Corporation or Victory Broker-Dealer Services, Inc. with respect to such transactions, securities, savings deposits, repurchase agreements, and reverse repurchase agreements.



         Investment decisions for the Fund are made independently from those for the other funds or any other investment company or account managed by Key Advisers (or Society). Any such other investment company or account may also invest in the same securities as a particular fund. When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and another fund, investment company or account, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which Key Advisers (or Society) believes to be equitable to the Fund and such other fund, investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained by the Fund. To the extent permitted by law, Key Advisers (or Society) may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for the other funds or for other investment companies or accounts in order to obtain best execution. As provided by the Investment Advisory (and Sub-Advisory) Agreement, in making investment recommendations for the Victory Portfolios, Key Advisers (or Society) will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by a Fund is a customer of Society, its parents or subsidiaries or affiliates and, in dealing with their commercial customers, Key Advisers (Society), its parents, subsidiaries, and affiliates will not inquire or take into consideration whether securities of such customers are held by the Victory Portfolios.



         In the fiscal years ended October 31, 1993, 1994 and 1995, the Fund paid $421,782, $550,131 and $______, respectively, in brokerage commissions.



Administrator



         Currently, Concord Holding Corporation ("CHC") serves as general
manager and administrator (the "Administrator") to the Fund.   The
Administrator assists in supervising all operations of the Fund (other than those performed by Key Advisers or the Sub-Adviser under the Investment Advisory Agreement and Sub-Advisory Agreement.



         CHC receives a fee from the Fund for its services as Administrator and expenses assumed pursuant to the Administration Agreements, calculated daily and paid monthly, at the annual rate of fifteen one hundredths of one percent (.15%) of the Fund's average daily net assets. CHC may periodically waive all or a portion of its fee with respect to the Fund in order to increase the net income of the Fund available for distribution as dividends.



         Unless sooner terminated, the Administration Agreement will continue in effect as to the Fund for a period of two years, and for consecutive one-year terms thereafter, provided that such continuance is ratified at least annually by the Victory Portfolios' Board of Trustees or by vote of a majority of the outstanding shares of the Fund, and in either case by a majority of the Trustees who are not parties to the Administration Agreement or interested persons (as defined in the 1940 Act) of any party to the Administration Agreement, by votes cast in person at a meeting called for such purpose.



         The Administration Agreement provides that CHC shall not be liable for any error of judgment or mistake of law or any loss suffered by the Victory Portfolios in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith, or gross negligence in the performance of its duties, or from the reckless disregard by it of its obligations and duties thereunder.



         Under the Administration Agreement, CHC assists in the Fund's administration and operation, including providing statistical and research data, clerical services, internal compliance and various other administrative services, including among other responsibilities, forwarding certain purchase and redemption requests to the Transfer Agent, participation in the updating of the prospectus, coordinating the preparation, filing, printing and dissemination of reports to shareholders, coordinating the preparation of income tax returns, arranging for the maintenance of books and records and providing the office facilities necessary to carry out the duties thereunder. Under the Administration Agreement, CHC may delegate all or any part of its responsibilities thereunder.



         In the fiscal years ended October 31, 1994 and October 31, 1995, the Fund paid to CHC aggregate administration fees of $_______, and $_______, respectively, after fee reductions of $_____, and $_____, respectively.



Distributor



         Victory Broker-Dealer Services, Inc. (the "Distributor") serves as distributor for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Victory Portfolios. Unless otherwise terminated, the Distribution Agreement will remain in effect with respect to the Fund for two years, and thereafter for consecutive one-year terms, provided that it is approved at least annually (i) by the Victory Portfolios' Board of Trustees or by the vote of a majority of the outstanding shares of the Fund, and (ii) by the vote of a majority of the Trustees of the Victory Portfolios who are not parties to the Distribution Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate in the event of its assignment, as defined in the 1940 Act. For the Fund's fiscal years ended October 31, 1994 and October 31, 1995, [Concord] received $______ and $_______, respectively, in underwriting commissions, and retained $____ and $__, respectively.



Class B Shares Distribution Plan



         The Victory Portfolios has adopted a Distribution Plan for Class B shares of the Fund under Rule 12b-1 under the 1940 Act.



         The Distribution Plan adopted by the Trustees with respect to the Class B shares of the Fund provides that the Fund will pay the Distributor a distribution fee under the Plan at the annual rate of 0.75% of the average daily net assets of the Fund attributable to the Class B shares. The distribution fees may be used by the Distributor for: (a) costs of printing and distributing the Fund's prospectus, statement of additional information and reports to prospective investors in the Fund; (b) costs involved in preparing, printing and distributing sales literature pertaining to the Fund; (c) an allocation of overhead and other branch office distribution-related expenses of the Distributor; (d) payments to persons who provide support services in connection with the distribution of the Fund's shares, including but not limited to, office space and equipment, telephone facilities, answering routine inquiries regarding the Fund, processing shareholder transactions and providing any other shareholder services not otherwise provided by the Victory Portfolios' transfer agent; (e) accruals for interest on the amount of the foregoing expenses that exceed the distribution fee and the CDSC received by the Distributor; and (f) any other expense primarily intended to result in the sale of the Fund's shares, including, without limitation, payments to salespersons and dealers at the time of the sale of shares, if applicable, and continuing fees to each such salespersons and dealers, which fee shall begin to accrue immediately after the sale of such shares.



         The amount of the distribution fees payable by the Fund under the Distribution Plan is not related directly to specific expenses incurred by the Distributor, and the Distribution Plan does not obligate the Fund to reimburse the Distributor for such expenses. The Distribution Fees set forth in the Distribution Plan will be paid by the Fund to the Distributor unless and until the Plan is terminated or not renewed with respect to the Fund; any distribution or service expenses incurred by the Distributor on behalf of the Fund in excess of payments of the distribution fees specified above which the Distributor has accrued through the termination date are the sole responsibility and liability of the Distributor and not an obligation of the Fund.



         The Distribution Plan for the Class B shares specifically recognizes that either Key Advisers, the Sub-Adviser or the Distributor, directly or through an affiliate, may use its fee revenue, past profits, or other resources, without limitation, to pay promotional and administrative expenses in connection with the offer and sale of shares of the Fund. In addition, the Plan provides that Key Advisers, the Sub-Adviser and the Distributor may use their respective resources, including fee revenues, to make payments to third parties that provide assistance in selling the Fund's shares, or to third parties, including banks, that render shareholder support services.



         The Class B Distribution Plan has been approved by the Trustees including a majority of the Independent Trustees at a meeting called for that purpose and by the holders of a majority of Class B shares of the Fund. The Trustees carefully considered all pertinent factors relating to the implementation of the Plan prior to its approval, and determined that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders. To the extent that the Plan gives Key Advisers, the Sub- Adviser or the Distributor greater flexibility in connection with the distribution of shares of the Fund, additional sales of the Fund's shares may result. Additionally, certain shareholder support services may be provided more effectively under the Plan by local entities with whom shareholders have other relationships.

         The Plan has been approved by the Trustees including a majority of the Independent Trustees at a meeting called for that purpose and by the holders of a majority of shares of the class. As required by the Rule, the Trustees carefully considered all pertinent factors relating to the implementation of the Plan prior to its approval, and have determined that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders. To the extent that the Plan gives Key Advisers, the Sub- Adviser or the Distributor greater flexibility in connection with the distribution of shares of the Fund,
additional sales of the Fund's shares may result.   Additionally, certain
shareholder support services may be provided more effectively under the Plan by local entities with whom shareholders have other relationships.



Business Management Agreement



         In connection with its obligations under the Investment Sub-Advisory Agreement, the Sub-Adviser has entered into a Business Management Agreement with Key Advisers, pursuant to which Key Advisers provides certain administrative and support services to the Sub-Adviser. Such services include preparing reports to the Victory Portfolio's Board of Trustees, recordkeeping services, and services rendered in connection with the preparation of regulatory filings and other reports, and regulatory and other administrative and compliance systems and support services.



         For such services to the Fund, the Sub-Adviser pays fees to Key Advisers which vary according to a sliding scale containing "breakpoints" at which decreases in the business management fees correspond to increases in the average daily net asset values of the Fund as follows:




                 Net Assets                                 Rate of Business
                 of the Fund                                Management Fee*
                 -----------                                ---------------
                 Up to $10,000,000                              0.25%
                 Next $15,000,000                               0.15%
                 Next $25,000,000                               0.10%
                 Above $50,000,000                              0.05%


____________________


*        As a percentage of average daily net assets.




Shareholder Servicing Plan



         The Victory Portfolios, on behalf of the Class A and Class B shares of the Fund, has adopted a Shareholder Servicing Plan to provide payments to shareholder servicing agents (each a "Shareholder Servicing Agent") that provide administrative support services to customers who may from time to time beneficially own shares, which include: (i) aggregating and processing purchase and redemption requests for shares from customers and promptly transmitting net purchase and redemption orders to our distributor or transfer agent; (ii) providing customers with a service that invests the assets of their accounts in shares pursuant to specific or pre-authorized instructions; (iii) processing dividend and distribution payments from the Victory Portfolios on behalf of customers; (iv) providing information periodically to customers showing their positions in shares; (v) arranging for bank wires; (vi) responding to customer inquiries concerning their investment in shares; (vii) providing subaccounting with respect to shares beneficially owned by customers or providing the information to us necessary for subaccounting; (viii) if required by law, forwarding shareholder communications from us (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to customers; (ix) forwarding to customers proxy statements and proxies containing any proposals regarding this Plan; and (x) providing such other similar services as we may reasonably request to the extent you are permitted to do so under applicable statutes, rules or regulations. For expenses incurred and services provided as Shareholder Servicing Agent pursuant to its respective Shareholder Servicing Agreement, the Fund pays each Shareholder Servicing Agent a fee computed daily and paid monthly, in amounts aggregating not more than twenty-five one-hundredths of one percent (.25%) of the average daily net assets of the Fund per year. A Shareholder Servicing Agent may periodically waive all or a portion of its respective shareholder servicing fees with respect to the Fund to increase the net income of the Fund available for distribution as dividends.



Expenses



         Each fund bears the following expenses relating to its respective operations: taxes, interest, brokerage fees and commissions, fees of the Trustees of the Victory Portfolios, Commission fees, state securities qualification fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to current shareholders, outside auditing and legal expenses, advisory and administration fees, fees and out-of-pocket expenses of the custodian and transfer agent, certain insurance premiums, costs of maintenance of the fund's existence, costs of shareholders' reports and meetings, and any extraordinary expenses incurred in the fund's operation.



         If total expenses borne by any of the Victory Portfolios in any fiscal year exceeds expense limitations imposed by applicable state securities regulations, Key Advisers or the Sub-Adviser as applicable, and the Administrator will waive their fees to the extent such excess expenses exceed such expense limitation in proportion to their respective fees. As of the date of this Statement of Additional Information, the most restrictive expense limitation applicable to the Victory Portfolios limits each fund's aggregate annual expenses, including management and advisory fees but excluding interest, taxes, brokerage commissions, and certain other expenses, to 2.5% of the first $30 million of a fund's average net assets, 2.0% of the next $70 million of a fund's average net assets, and 1.5% of a Fund's remaining average net assets. Any expenses to be borne by Key Advisers or the Sub-Adviser or the Administrator will be estimated daily and reconciled and paid on a monthly basis. Fees imposed upon customer accounts by Key Advisers, the Sub-Adviser, Key Trust Company of Ohio, N.A. or its correspondents, affiliated banks and other non-bank affiliates for cash management services are not fund expenses for purposes of any such expense limitation.



Fund Accountant



         BISYS Fund Services Ohio, Inc. serves as fund accountant for the Fund pursuant to a fund accounting agreement with the Fund dated June 5, 1995 (the "Fund Accounting Agreement"). As fund accountant, BISYS Fund Services Ohio, Inc. calculates the Fund's net asset value, the dividend and capital gain distributions, if any, and the yield. BISYS Fund Services Ohio, Inc. also provides a current security position report, a summary report of transactions and pending maturities, a current cash position report, and maintains the general ledger accounting records for the Fund. Under the Fund Accounting Agreement, BISYS Fund Services Ohio, Inc. is entitled to receive annual fees of
 .03% of the first $100 million of the Fund's daily average net assets, .02% of the next $100 million of a Fund's daily average net assets, and .01% of the Fund's remaining daily average net assets. [These annual fees are subject to a minimum monthly assets charge of $2,500 per taxable Fund, $2,917 per tax-free Fund, and $3,333 per international Fund and do not include out-of-pocket expenses or multiple class charges of $833 per month assessed for each class of shares after the first class.] In the fiscal years ended October 31, 1993, October 31, 1994, and October 31, 1995, the Victory Portfolios paid fund accounting fees (after fee waivers) of $144,288, $152,663 and $______________ , respectively, for the Fund.

Custodian



         Cash and securities owned by the Fund are held by Key Trust Company of Ohio, N.A. as custodian. Key Trust Company of Ohio, N.A. serves as custodian to the Fund pursuant to a Custodian Agreement dated May 24, 1995. Under this Agreement, Key Trust Company of Ohio, N.A. (i) maintains a separate account or accounts in the name of the Fund; (ii) makes receipts and disbursements of money on behalf of the Fund; (iii) collects and receives all income and other payments and distributions on account of portfolio securities; (iv) responds to correspondence from security brokers and others relating to its duties; and (v) makes periodic reports to the Victory Portfolios' Trustees concerning the Victory Portfolios' operations. Key Trust Company of Ohio, N.A. may, with the approval of the Victory Portfolios and the custodian's own expense, open and maintain a sub-custody account or accounts on behalf of the Fund, provided that Key Trust Company of Ohio, N.A. shall remain liable for the performance of all of its duties under its respective Custodian Agreement.



Transfer Agent



         The Primary Funds Service Corporation ("PFSC") serves as transfer agent and dividend disbursing agent for each fund, pursuant to a Transfer Agency and Shareholder Servicing Agreement. Under its agreement with the Victory Portfolios, PFSC has agreed (i) to issue and redeem shares of the Victory Portfolios; (ii) to address and mail all communications by the Victory Portfolios to its shareholders, including reports to shareholders, dividend and distribution notices, and proxy material for its meetings of shareholders;
(iii) to respond to correspondence or inquiries by shareholders and others relating to its duties; (iv) to maintain shareholder accounts and certain sub-accounts; and (v) to make periodic reports to the Fund's Trustees concerning the Victory Portfolios' operations. For the services provided under the Transfer Agency and Shareholder Servicing Agreement, PFSC receives a maximum monthly fee of $1,250 from the Fund, and to a maximum of $3.50 per account of the Fund.



Auditors



         The financial highlights appearing in the Prospectus for the Fund, other than unaudited information marked as such, has been derived from financial statements of the Fund incorporated by reference in this Statement of Additional Information which, for the two month period ended October 31, 1995 and fiscal year ended August 31, 1995, has been audited by Coopers & Lybrand L.L.P. as set forth in their report incorporated by reference herein, and are included in reliance upon such report and on the authority of such firm as experts in auditing and accounting. Information for the fiscal year ended August 31, 1994 has been audited by KPMG Peat Marwick L.L.P., independent accountants for the Predecessor Fund, as set forth in their report incorporated by reference herein, and are included in reliance upon such report and on the authority of such firm as experts in auditing and accounting. Information for all other periods has been audited by Ernst & Young, L.L.P., independent accountants to the predecessor to the Predecessor Fund. Coopers & Lybrand L.L.P. serves as the Victory Portfolios' auditors. Coopers & Lybrand L.L.P.'s address is 100 East Broad Street, Columbus, Ohio 43215.


Legal Counsel

         Kramer, Levin, Naftalis, Nessen, Kamin & Frankel, 919 Third Avenue, New York, New York 10022 are Fund counsel.



                             ADDITIONAL INFORMATION



Description of Shares



          The Victory Portfolios (sometimes referred to as the "Trust") is a Delaware business trust. Its Delaware Trust Instrument was adopted on December 6, 1995 and a certificate of Trust for the Trust was filed in Delaware on

December __, 1995. On February 29, 1996, the Victory Portfolios converted from a Massachusetts business trust to a Delaware business trust.



         The previously effective Massachusetts Declaration of Trust, pursuant to which the Victory Portfolios was originally called the North Third Street Fund, was filed with the Secretary of State of the Commonwealth of Massachusetts on February 6, 1986. On September 22, 1986, an Amended and Restated Declaration of Trust was filed to change the name of the Trust to The Emblem Fund and to make certain other changes. A second amendment was filed October 23, 1986 providing for voting of shares in the aggregate except where voting of shares by series is otherwise required by law. An amendment to the Amended and Restated Declaration of Trust was filed on March 15, 1993 to change the name of the Trust to The Society Funds. An Amended and Restated Declaration of Trust was then filed on September 2, 1994 to change the name of the Trust to The Victory Portfolios.



         The currently effective Delaware Trust Instrument authorizes the Trustees to issue an unlimited number of shares, which are units of beneficial interest, without par value. The Victory Portfolios presently has twenty-eight series of shares, which represent interests in the U.S. Government Obligations Fund, the Prime Obligations Fund, the Tax-Free Money Market Fund, the Balanced Fund, the Stock Index Fund, the Value Fund, the Fund, the Growth Fund, the Special Value Fund, the Special Growth Fund, the Ohio Regional Stock Fund, the International Growth Fund, the Limited Term Income Fund, the Government Mortgage Fund, the Ohio Municipal Bond Fund, the Intermediate Income Fund, the Investment Quality Bond Fund, the Florida Tax-Free Bond Fund, the Municipal Bond Fund, the Convertible Securities Fund, the Short-Term U.S. Government Income Fund, the Government Bond Fund, the Fund for Income, the National Municipal Bond Fund, the New York Tax-Free Fund, the Institutional Money Market Fund, the Financial Reserves Fund and the Ohio Municipal Money Market Fund, respectively. The Victory Portfolios' Delaware Trust Instrument authorizes the Trustees to divide or redivide any unissued shares of the Victory Portfolios into one or more additional series by setting or changing in any one or more respects their respective preferences, conversion or other rights, voting power, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption.


         Shares have no subscription or preemptive rights and only such conversion or exchange rights as the Trustees may grant in their discretion. When issued for payment as described in the Prospectus and this Statement of Additional Information, the Victory Portfolios' shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of the Victory Portfolios, shares of the Fund are entitled to receive the assets available for distribution belonging to the Fund, and a proportionate distribution, based upon the relative asset values of the respective funds of the Victory Portfolios, of any general assets not belonging to any particular fund which are available for distribution.

         As described in the Prospectus under the caption "ADDITIONAL INFORMATION -- Voting Rights," shares of the Victory Portfolios are entitled to one vote per share (with proportional voting for fractional shares) on such matters as shareholders are entitled to vote. On any matter submitted to a vote of the shareholders, all shares are voted separately by individual series (funds), and whenever the Trustees determine that the matter affects only certain series, may be submitted for a vote by only such series, except (i) when required by the 1940 Act, shares are voted in the aggregate and not by individual series; and (ii) when the Trustees have determined that the matter affects the interests of more than one series and that voting by shareholders of all series would be consistent with the 1940 Act, then the shareholders of all such series shall be entitled to vote thereon (either by individual series or by shares voted in the aggregate, as the Trustees in their discretion may determine). The Trustees may also determine that a matter affects only the interests of one or more classes of a series, in which case (or if required under the 1940 Act) such matter shall be voted on by such class or classes. There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees have been elected by the shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. In addition, Trustees may be removed from office by a vote of the holders of at least two-thirds of the outstanding shares of the Victory Portfolios. A meeting shall be held for such purpose upon the written request of the holders of not less than 10% of the outstanding shares. Upon written request by ten or more shareholders meeting the qualifications of Section 16(c) of the 1940 Act, (i.e., person who have been shareholders for at least six months, and who hold shares having an NAV of at least $25,000 or constituting 1% of the outstanding shares) stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Victory Portfolios will provide a list of shareholders or disseminate appropriate materials (at the expense of the requesting shareholders). Except as set forth above, the Trustees shall continue to hold office and may appoint their successors.

         Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Victory Portfolios shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each fund of the Victory Portfolios affected by the matter. For purposes of determining whether the approval of a majority of the outstanding shares of a fund will be required in connection with a matter, a fund will be deemed to be affected by a matter unless it is clear that the interests of each fund in the matter are identical, or that the matter does not affect any interest of the fund. Under Rule 18f-2, the approval of an investment advisory agreement or any change in investment policy would be effectively acted upon with respect to a fund only if approved by a majority of the outstanding shares of such fund. However, Rule 18f-2 also provides that the ratification of independent public accountants, the approval of principal underwriting contracts, and the election of Trustees may be effectively acted upon by shareholders of all of the Victory Portfolios voting without regard to series.


Shareholder and Trustee Liability



         The Delaware Business Trust Act provides that a shareholder of a Delaware business trust shall be entitled to the same limitation of personal liability extended to shareholders of Delaware corporations. The Delaware Trust Instrument also provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his or her being or having been a shareholder. The Delaware Trust Instrument also provides that the Victory Portfolios shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Victory Portfolios, and shall satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered to be extremely remote.



         The Delaware Trust Instrument states further that no Trustee, officer, or agent of the Victory Portfolios shall be personally liable in connection with the administration or preservation of the assets of the Funds or the conduct of the Victory Portfolios' business; nor shall any Trustee, officer, or agent be personally liable to any person for any action or failure to act except for his own bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties. The Declaration of Trust also provides that all persons having any claim against the Trustees or the Victory Portfolios shall look solely to the assets of the Victory Portfolios for payment.



Miscellaneous



         As used in the Prospectus and in this Statement of Additional Information, "assets belonging to a fund" (or "assets belonging to the Fund") means the consideration received by the Victory Portfolios upon the issuance or sale of shares in that fund, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale, exchange, or liquidation of such investments, and any funds or payments derived from any reinvestment of such proceeds and any general assets of the Victory Portfolios, which general liabilities and expenses are not readily identified as belonging to a particular fund (or the Fund) that are allocated to that fund (or the Fund) by the Victory Portfolios' Trustees. The Trustees may allocate such general assets in any manner they deem fair and equitable.
It is anticipated that the formula that will be used by the Trustees in making allocations of general assets to a particular fund of the Victory Portfolios will be the relative net asset value of the respective fund at the time of allocation. Assets belonging to a particular fund are charged with the direct liabilities and expenses of that fund, and with a share of the general liabilities and expenses of each of the funds not readily identified as belonging to a particular fund that are allocated to each fund in accordance with its proportionate share of the net asset values of the Victory Portfolios at the time of allocation. The timing of allocations of general assets and general liabilities and expenses of the Victory Portfolios to a particular fund will be determined by the Trustees of the Victory Portfolios and will be in accordance with generally accepted accounting principles. Determinations by the Trustees of the Victory Portfolios as to the timing of the allocation of general liabilities and expenses and as to the timing and allocable portion of any general assets with respect to a particular fund are conclusive.


         As used in the Prospectus and in this Statement of Additional Information, a "vote of a majority of the outstanding shares" or a "vote of majority of the outstanding voting securities" of the Victory Portfolios or a particular fund means the affirmative vote of the lesser of (a) 67% or more of the shares of the Victory Portfolios or such fund present at a meeting at which the holders of more than 50% of the outstanding shares of the Victory Portfolios or such fund are represented in person or by proxy, or (b) more than 50% of the outstanding shares of the Victory Portfolios or such fund.

         Organizational expenses are allocated to each of the Victory Portfolios and are amortized over a period of two years from the commencement of the public offering of shares of the Victory Portfolios.

         The Victory Portfolios is registered with the Commission as an open-end management investment company. Such registration does not involve supervision by the Commission of the management or policies of the Victory Portfolios.

         The Prospectus and this Statement of Additional Information omit certain of the information contained in the Registration Statement filed with the Commission. Copies of such information may be obtained from the Commission upon payment of the prescribed fee.

         The Prospectus and this Statement of Additional Information are not an offering of the securities herein described in any state in which such offering may not lawfully be made. No salesman, dealer, or other person is authorized to give any information or make any representation other than those contained in the Prospectus and this Statement of Additional Information.


         The 1995 Annual Report to shareholders of The Victory Portfolios is incorporated by reference herein. This report includes the financial statements for the fiscal year ended October 31, 1995. The opinion in the Annual Report of Coopers & Lybrand L.L.P., independent accountants, is incorporated by reference herein in its entirety to such Annual Report, and such financial statements are incorporated in their entirety in reliance upon such report of Coopers & Lybrand L.L.P. and on the authority of such firm as experts in auditing and accounting.



         Delaware law authorizes electronic or telephonic communications between shareholders and the Victory Portfolios. Under Delaware law, the Successor Company has the flexibility to respond to future business contingencies. For example, the Trustees will have the power to incorporate the Victory Portfolios, to merge or consolidate it with another entity, to cause each fund to become a separate trust, and to change the Victory Portfolios' domicile without a shareholder vote. This flexibility could help reduce the expense and frequency of future shareholder meetings for non-investment related issues.



INDEPENDENT AUDITOR'S REPORT

FINANCIAL STATEMENTS

                                    APPENDIX



         The nationally recognized statistical rating organizations (individually, an "NRSRO") that may be utilized by Key Advisers or the Sub-Adviser with regard to portfolio investments for the Funds include Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P"), Duff & Phelps, Inc. ("Duff"), Fitch Investors Service, Inc. ("Fitch"), IBCA Limited and its affiliate, IBCA Inc. (collectively, "IBCA"), and Thomson BankWatch, Inc. ("Thomson"). Set forth below is a description of the relevant ratings of each such NRSRO. The NRSROs that may be utilized by Key Advisers or the Sub-Adviser and the description of each NRSRO's ratings is as of the date of this Statement of Additional Information, and may subsequently change.


    Long-Term Debt Ratings (may be assigned, for example, to corporate and municipal bonds)

         Description of the five highest long-term debt ratings by Moody's (Moody's applies numerical modifiers ( e.g., 1, 2, and 3) in each rating category to indicate the security's ranking within the category):

         Aaa. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

         A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

         Baa. Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba.  Bonds which are rated Ba are judged to have speculative elements
- their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times in the future. Uncertainty of position characterizes bonds in this class.

         Description of the five highest long-term debt ratings by S&P (S&P may apply a plus (+) or minus (-) to a particular rating classification to show relative standing within that classification):

         AAA. Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

         AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

         A. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         BBB. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

         BB. Debt rated BB is regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

         Description of the three highest long-term debt ratings by Duff:

         AAA.    Highest credit quality.  The risk factors are negligible being only slightly more than for risk-free U.S. Treasury debt.

         AA+.    High credit quality Protection factors are strong.

         AA.     Risk is modest but may vary slightly from time to time

         AA-.    because of economic conditions.

         A+.     Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

         Description of the three highest long-term debt ratings by Fitch (plus or minus signs are used with a rating symbol to indicate the relative position of the credit within the rating category):

         AAA. Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

         AA. Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issues is generally rated "[-]+."

         A. Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

         IBCA's description of its three highest long-term debt ratings:

         AAA. Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly.

         AA. Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic, or financial conditions may increase investment risk albeit not very significantly.

         A. Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.


         Short-Term Debt Ratings (may be assigned, for example, to commercial paper, master demand notes, bank instruments, and letters of credit)

         Moody's description of its three highest short-term debt ratings:

         Prime-1. Issuers rated Prime-1 (or supporting institutions) have a superior capacity for repayment of senior short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by many of the following characteristics:

         -       Leading market positions in well-established industries.

         -       High rates of return on funds employed.

         - Conservative capitalization structures with moderate reliance on debt and ample asset protection.

         - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

         - Well-established access to a range of financial markets and assured sources of alternate liquidity.

         Prime-2. Issuers rated Prime-2 (or supporting institutions) have a strong capacity for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         Prime-3. Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

         S&P's description of its three highest short-term debt ratings:

         A-1. This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to have extremely strong safety characteristics are denoted with a plus sign (+).

         A-2. Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

         A-3. Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

         Duff's description of its five highest short-term debt ratings (Duff incorporates gradations of "1+" (one plus) and "1-" (one minus) to assist investors in recognizing quality differences within the highest rating category):

         Duff 1+. Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

         Duff 1. Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

         Duff 1-. High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

         Duff 2. Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

         Duff 3. Satisfactory liquidity and other protection factors qualify issue as to investment grade.

         Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

         Fitch's description of its four highest short-term debt ratings:

         F-1+. Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

         F-1. Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

         F-2. Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ or F-1 ratings.

         F-3. Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

         IBCA's description of its three highest short-term debt ratings:

         A+. Obligations supported by the highest capacity for timely repayment.

         A1. Obligations supported by a very strong capacity for timely repayment.

         A2. Obligations supported by a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

Short-Term Loan/Municipal Note Ratings

         Moody's description of its two highest short-term loan/municipal note ratings:

         MIG-1/VMIG-1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

         MIG-2/VMIG-2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

         S&P's description of its two highest municipal note ratings:
         SP-1. Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

         SP-2.  Satisfactory capacity to pay principal and interest.

Short-Term Debt Ratings

         Thomson BankWatch, Inc. ("TBW") ratings are based upon a qualitative and quantitative analysis of all segments of the organization including, where applicable, holding company and operating subsidiaries.

         TBW Ratings do not constitute a recommendation to buy or sell securities of any of these companies. Further, BankWatch does not suggest specific investment criteria for individual clients.

         The TBW Short-Term Ratings apply to commercial paper, other senior short-term obligations and deposit obligations of the entities to which the rating has been assigned.

         The TBW Short-Term Ratings apply only to unsecured instruments that have a maturity of one year or less.

         The TBW Short-Term Ratings specifically assess the likelihood of an untimely payment of principal or interest.

         TBW-1. The highest category; indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

         TBW-2. The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".

         TBW-3. The lowest investment grade category; indicates that while more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

         TBW-4. The lowest rating category; this rating is regarded as non-investment grade and therefore speculative.

Definitions of Certain Money Market Instruments

Commercial Paper

         Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper normally have maturities of less than nine months and fixed rates of return.

Certificates of Deposit

         Certificates of Deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return.

Bankers' Acceptances

         Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity.

U.S. Treasury Obligations

         U.S. Treasury Obligations are obligations issued or guaranteed as to payment of principal and interest by the full faith and credit of the U.S. Government. These obligations may include Treasury bills, notes and bonds, and issues of agencies and instrumentalities of the U.S. Government, provided such obligations are guaranteed as to payment of principal and interest by the full faith and credit of the U.S. Government.

U.S. Government Agency and Instrumentality Obligations

         Obligations issued by agencies and instrumentalities of the U.S. Government include such agencies and instrumentalities as the Government National Mortgage Association, the Export-Import Bank of the United States, the Tennessee Valley Authority, the Farmers Home Administration, the Federal Home Loan Banks, the Federal Intermediate Credit Banks, the Federal Farm Credit Banks, the Federal Land Banks, the Federal Housing Administration, the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, and the Student Loan Marketing Association. Some of these obligations, such as those of the Government National Mortgage Association are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law. A Fund will invest in the obligations of such instrumentalities only when the investment adviser believes that the credit risk with respect to the instrumentality is minimal.

                      STATEMENT OF ADDITIONAL INFORMATION


                             THE VICTORY PORTFOLIOS


                          THE GOVERNMENT MORTGAGE FUND


                                 March 1, 1996


         This Statement of Additional Information is not a Prospectus, but should be read in conjunction with the Prospectus of The Victory Portfolios - The Government Mortgage Fund, dated the same date as the date hereof (the "Prospectus"). This Statement of Additional Information is incorporated by reference in its entirety into the Prospectus. Copies of the Prospectus may be obtained by writing The Victory Portfolios at Primary Funds Service Corporation, P.O. Box 9741, Providence, RI 02940-9741, or by telephoning toll free 800-539-FUND or 800-539-3863.




Investment Policies and Limitations         1          INVESTMENT ADVISER
Valuation of Portfolio Securities           8          KeyCorp Mutual Fund Advisers, Inc.
Additional Purchase Exchange and
  Redemption Information                   12
Management of the Victory Portfolios       16          INVESTMENT SUB-ADVISER
Advisory and Other Contracts               23          Society Asset Management, Inc.
Additional Information                     30
Independent Auditor's Report               34          ADMINISTRATOR
Financial Statements                       34          Concord Holding Corporation
Appendix                                   35
                                                       DISTRIBUTOR
                                                       Victory Broker-Dealer Services, Inc.

                                                       TRANSFER AGENT
                                                       Primary Funds Service Corporation

                                                       CUSTODIAN
                                                       Key Trust Company of Ohio, N.A.

                      STATEMENT OF ADDITIONAL INFORMATION




         The Victory Portfolios (the "Victory Portfolios") is an open-end management investment company. The Victory Portfolios consist of twenty-eight series of units of beneficial interest ("shares"), four of which series are currently inactive. The outstanding shares represent interests in twenty-four separate investment portfolios which are currently active. This Statement of Additional Information relates to The Government Mortgage Fund (the "Fund") only. Much of the information contained in this Statement of Additional Information expands on subjects discussed in the Prospectus. Capitalized terms not defined herein are used as defined in the Prospectus. No investment in shares of the Fund should be made without first reading the Fund's Prospectus.



                      INVESTMENT POLICIES AND LIMITATIONS



Additional Information Regarding Fund Instruments




         The following policies supplement the investment objectives and policies of the Fund as set forth in the Prospectus.




         Bankers' Acceptances and Certificates of Deposit. The Fund may invest in bankers' acceptances, certificates of deposit, and demand and time deposits. Bankers' acceptances are negotiable drafts or bills of exchange typically drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return.




         Bankers' acceptances will be those guaranteed by domestic and foreign banks, if at the time of purchase such banks have capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements). Certificates of deposit and demand and time deposits invested in by the Fund will be those of domestic and foreign banks and savings and loan associations, if (a) at the time of purchase such financial institutions have capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements) or (b) the principal amount of the instrument is insured in full by the Federal Deposit Insurance Corporation or the Savings Association Insurance Fund.



         The Fund may also invest in Eurodollar Certificates of Deposit ("ECDs") which are U.S. dollar-denominated certificates of deposit issued by branches of foreign and domestic banks located outside the United States, Yankee Certificates of Deposit ("Yankee CDs") which are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States, Eurodollar Time Deposits ("ETDs") which are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or a foreign bank, and Canadian Time Deposits ("CTDs") which are U.S. dollar-denominated certificates of deposit issued by Canadian offices of major Canadian Banks.



         Variable Amount Master Demand Notes. Variable amount master demand notes in which the Fund may invest are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Although there is no secondary market for these notes, the Fund may demand payment of principal and accrued interest at any time and may resell the notes at any time to a third party. The absence of an active secondary market, however, could make it difficult for the Fund to dispose of a variable amount master demand note if the issuer defaulted on its payment obligations, and the Fund could, for this or other reasons, suffer a loss to the extent of the default. While the notes are not typically rated by credit rating agencies, issuers of variable amount master demand notes must satisfy the same criteria as set forth above for unrated commercial paper, and Key Advisers or the Sub-Adviser will continuously monitor the issuer's financial status and ability to make payments due under the instrument. Where necessary to ensure that a note is of "high quality," the Fund will require that the issuer's obligation to pay the principal of the note be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend. For purposes of the Fund's investment policies, a variable amount master note will be deemed to have a maturity equal to the longer of the period of time remaining until the next readjustment of its interest rate or the period of time remaining until the principal amount can be recovered from the issuer through demand. (See Variable and Floating Rate Notes, below.)



         Variable and Floating Rate Notes. The Fund may acquire variable and floating rate notes, subject to its investment objectives, policies and restrictions. A variable rate note is one whose terms provide for the readjustment of its interest rate on set dates and which, upon such readjustment, can reasonably be expected to have a market value that approximates its par value. A floating rate note is one whose terms provide for the readjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. Such notes are frequently not rated by credit rating agencies; however, unrated variable and floating rate notes purchased by the Fund will only be those determined by Key Advisers or the Sub-Adviser, under guidelines established by the Trustees, to pose minimal credit risks and to be of comparable quality, at the time of purchase, to rated instruments eligible for purchase under the Fund's investment policies. In making such determinations, Key Advisers or the Sub-Adviser will consider the earning power, cash flow and other liquidity ratios of the issuers of such notes (such issuers include financial, merchandising, bank holding and other companies) and will continuously monitor their financial condition. Although there may be no active secondary market with respect to a particular variable or floating rate note purchased by the Fund, the Fund may resell the note at any time to a third party. The absence of an active secondary market, however, could make it difficult for the Fund to dispose of a variable or floating rate note in the event the issuer of the note defaulted on its payment obligations and the Fund could, for this or other reasons, suffer a loss to the extent of the default. Variable or floating rate notes may be secured by bank letters of credit.



         Variable or floating rate notes may have maturities of more than one year, as follows:



         1. A note that is issued or guaranteed by the United States government or any agency thereof and which has a variable rate of interest readjusted no less frequently than annually will be deemed by the Fund to have a maturity equal to the period remaining until the next readjustment of the interest rate.



         2. A variable rate note, the principal amount of which is scheduled on the face of the instrument to be paid in one year or less, will be deemed by the Fund to have a maturity equal to the period remaining until the next readjustment of the interest rate.



         3. A variable rate note that is subject to a demand feature scheduled to be paid in one year or more will be deemed by the Fund to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.



         4. A floating rate note that is subject to a demand feature will be deemed by the Fund to have a maturity equal to the period remaining until the principal amount can be recovered through demand.



         As used above, a note is "subject to a demand feature" where the Fund is entitled to receive the principal amount of the note either at any time on no more than 30 days' notice or at specified intervals not exceeding one year and upon no more than 30 days' notice.



         "When-Issued" Securities. As discussed in the Prospectus, the Fund may purchase securities on a "when issued" basis (i.e., for delivery beyond the normal settlement date at a stated price and yield). When the Fund agrees to purchase securities on a "when issued" basis, the Victory Portfolios' custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy the purchase commitment, and in such a case, the Fund may be required subsequently to place additional assets in the separate account in order to assure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash.



         When the Fund engages in "when-issued" transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Fund incurring a loss or missing the opportunity to obtain a price considered to be advantageous. The Fund does not intend to purchase "when issued" securities for speculative purposes, but only in furtherance of its investment objective.



         U.S. Government Obligations. The Fund may invest in obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. Government are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the U.S. Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others are supported only by the credit of the agency or instrumentality. No assurance can be given that the U.S. Government will provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so by law. The Fund will invest in the obligations of such agencies and instrumentalities only when Key Advisers or the Sub-Adviser believes that the credit risk with respect thereto is minimal.



         Securities Lending. The Fund may lend its portfolio securities to broker-dealers, banks or institutional borrowers of securities. The Fund must receive a minimum of 100% collateral, plus any interest due in the form of cash or U.S. Government securities. This collateral must be valued daily and should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund. During the time portfolio securities are on loan, the borrower will pay the Fund any dividends or interest paid on such securities plus any interest negotiated between the parties to the lending agreement. Loans will be subject to termination by the Fund or the borrower at any time. While the Fund will not have the right to vote securities on loan, it intends to terminate the loan and regain the right to vote if that is considered important with respect to the investment. The Fund will only enter into loan arrangements with broker-dealers, banks or other institutions which Key Advisers or the Sub-Adviser has determined are creditworthy under guidelines established by the Victory Portfolios' Trustees. The Fund intends to limit its securities lending to 33 1/3% of total assets.



         Other Investment Companies. The Fund may invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the securities of any one investment company or invest more than 10% of its total assets in the securities of other investment companies. Pursuant to an exemptive order received by the Victory Portfolios from the Commission, the Fund may invest in money market funds of the Victory Portfolios. Key Advisers and/or the Sub-Adviser will waive its investment advisory fee as to all assets invested in other investment companies. Because such other investment companies employ an investment adviser, such investment by the Fund will cause shareholders to bear duplicative fees, such as management fees.



         Repurchase Agreements. Securities held by the Fund may be subject to repurchase agreements. Under the terms of a repurchase agreement, the Fund would acquire securities from financial institutions or registered broker-dealers deemed creditworthy by Key Advisers or the Sub-Adviser pursuant to guidelines adopted by the Victory Portfolios' Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed upon date and price. The seller is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). If the seller were to default on its repurchase obligation or become insolvent, the Fund would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price, or to the extent that the disposition of such securities by the Fund is delayed pending court action. Repurchase agreements are considered by the staff of the Commission to be loans by the Fund.

         Reverse Repurchase Agreements. The Fund may borrow funds for temporary purposes by entering into reverse repurchase agreements in accordance with the investment restrictions described below. Pursuant to such agreements, the Fund would sell portfolio securities to financial institutions such as banks and broker-dealers, and agree to repurchase them at a mutually agreed-upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account assets (such as cash or other liquid high-grade securities) consistent with the Fund's investment restrictions having a value equal to the repurchase price (including the accrued interest); the collateral will be marked-to-market on a daily basis, and will be continuously monitored to ensure that such equivalent value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings under the Investment Company Act of 1940, as amended (the "1940 Act").


[/R]
         The Fund also may invest, consistent with their investment objective and policies, in zero coupon bonds, which are debt instruments that do not pay current interest and are typically sold at prices greatly discounted from par value. The return on a zero-coupon obligation, when held to maturity, equals the difference between the par value and the original purchase price. Zero-coupon obligations have greater price volatility than coupon obligations. [/R]


[ADD TO FINANCIAL RESERVES FUND AND INSTITUTIONAL MONEY MARKET FUND:] Short-Term Funding Agreements. The Fund may invest in short-term funding agreements (sometimes referred to as "GICs") issued by insurance companies. Pursuant to such agreements, the Fund makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits the Fund, on a monthly basis, guaranteed interest which is based on an index. The short-term funding agreements provide that this guaranteed interest will not be less than a certain minimum rate. Because the principal amount of a short-term funding agreement may not be received from the insurance company on seven days notice or less, the agreement is considered to be an illiquid investment and, together with other instruments in the Fund which are not readily marketable, will not exceed 10% of the Fund's total assets. In determining dollar-weighted average portfolio maturity, a short-term funding agreement will be deemed to have a maturity equal to the period of time remaining until the next readjustment of the guaranteed interest rate.



         Temporary Investments. The Fund may also invest temporarily in high quality investments or cash during times of unusual market conditions for defensive purposes and in order to accommodate shareholder redemption requests although currently it does not intend to do so. Any portion of the Fund's assets maintained in cash will reduce the amount of assets in securities and thereby reduce the Fund's yield or total return.



         Government "Mortgage-backed" Securities. The Fund may invest in obligations of certain agencies and instrumentalities of the U.S. Government. Some such obligations, such as those issued by GNMA or the Export-Import Bank of the United States, are supported by the full faith and credit of the U.S. Treasury; others, such as those of FNMA, are supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Federal Farm Credit Banks or FHLMC, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored agencies and instrumentalities if it is not obligated to do so by law.



         The principal governmental (i.e., backed by the full faith and credit of the U.S. Government) guarantor of mortgage-related securities is GNMA. GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and pools of FHA-insured or VA-guaranteed mortgages. Government-related (i.e., not backed by the full faith and credit of the U.S. Government) guarantors include FNMA and FHLMC. FNMA and FHLMC are government-sponsored corporations owned entirely by private stockholders. Pass-through securities issued by FNMA and FHLMC are guaranteed as to timely payment of principal and interest by FNMA and FHLMC, respectively, but are not backed by the full faith and credit of the U.S. Government.



MORTGAGE-RELATED SECURITIES -- IN GENERAL



         Mortgage-related securities are backed by mortgage obligations including, among others, conventional 30-year fixed rate mortgage obligations, graduated payment mortgage obligations, 15-year mortgage obligations, and adjustable rate mortgage obligations. All of these mortgage obligations can be used to create pass-through securities. A pass-through security is created when mortgage obligations are pooled together and undivided interests in the pool or pools are sold. The cash flow from the mortgage obligations is passed through to the holders of the securities in the form of periodic payments of interest, principal and prepayments (net of a service fee). Prepayments occur when the holder of an individual mortgage obligation prepays the remaining principal before the mortgage obligation's scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. Because the prepayment characteristics of the underlying mortgage obligations vary, it is not possible to predict accurately the realized yield or average life of a particular issue of pass-through certificates. Prepayment rates are important because of their effect on the yield and price of the securities. Accelerated prepayments have an adverse impact on yields for pass-throughs purchased at a premium (i.e., a price in excess of principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-throughs purchased at a discount. The Victory Portfolios may purchase mortgage-related securities at a premium or at a discount. Among the U.S. Government securities in which the Victory Portfolios may invest are government "mortgage-backed" (or government guaranteed mortgage related securities). Such guarantees do not extend to the value of yield of the mortgage-backed securities themselves or of the Fund's shares.



         GNMA Certificates. Certificates of the Government National Mortgage Association ("GNMA") are mortgage-backed securities which evidence an undivided interest in a pool or pools of mortgages. GNMA Certificates that the Fund may purchase are the "modified pass-through" type, which entitle the holder to receive timely payment of all interest and principal payments due on the mortgage pool, net of fees paid to the "issuer" and GNMA, regardless of whether or not the mortgagor actually makes the payment.



         The National Housing Act authorizes GNMA to guarantee the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration ("FHA") or guaranteed by the Veterans Administration ("VA"). The GNMA guarantee is backed by the full faith and credit of the U.S. Government. GNMA is also empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.



         The estimated average life of a GNMA Certificate is likely to be substantially shorter than the original maturity of the mortgages underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal investment long before the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee, except to the extent that the Fund has purchased the certificates above par in the secondary market.



         FHLMC Securities. The Federal Home Loan Mortgage Corporation ("FHLMC") was created in 1970 to promote development of a nationwide secondary market in conventional residential mortgages. The FHLMC issues two types of mortgage pass-through securities ("FHLMC Certificates"), mortgage participation certificates ("PCs") and collateralized mortgage obligations ("CMOs"). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool. The FHLMC guarantees timely monthly payment of interest on PCs and the ultimate payment of principal. Recently introduced FHLMC Gold PCs guarantee the timely payment of both principal and interest.

         CMOs are securities backed by a pool of mortgages in which the principal and interest cash flows of the pool are channeled on a prioritized basis into two or more classes, or tranches, of bonds. FHLMC CMOs are backed by pools of agency mortgage-backed securities and the timely payment of principal and interest of each tranche is guaranteed by the FHLMC. The FHLMC guarantee is not backed by the full faith and credit of the U.S. Government.



         FNMA Securities. The Federal National Mortgage Association ("FNMA") was established in 1938 to create a secondary market in mortgages insured by the FHA, but has expanded its activity to the secondary market for conventional residential mortgages. FNMA primarily issues two types of mortgage-backed securities, guaranteed mortgage pass-through certificates ("FNMA Certificates") and CMOs. FNMA Certificates resemble GNMA Certificates in that each FNMA Certificate represents a pro rata share of all interest and principal payments made and owed on the underlying pool. FNMA guarantees timely payment of interest and principal on FNMA Certificates and CMOs. The FNMA guarantee is not backed by the full faith and credit of the U.S. Government.



Investment Restrictions



         The following investment restrictions are fundamental with respect to the Fund and may be changed only by a vote of a majority of the outstanding shares of the Fund as defined in "ADDITIONAL INFORMATION -- Miscellaneous" of this Statement of Additional Information).



       THE FUND MAY NOT:



       1. Participate on a joint or joint and several basis in any securities trading account.



       2. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).



       3. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business). Investments by the Fund in securities backed by mortgages on real estate or in marketable securities of companies engaged in such activities are not hereby precluded.



       4. Issue any senior security (as defined in the 1940 Act), except that (a) the Fund may engage in transactions that may result in the issuance of senior securities to the extent permitted under applicable regulations and interpretations of the 1940 Act or an exemptive order; (b) the Fund may acquire other securities, the acquisition of which may result in the issuance of a senior security, to the extent permitted under applicable regulations or interpretations of the 1940 Act; (c) subject to the restrictions set forth below, the Fund may borrow money as authorized by the 1940 Act.



       5. Borrow money, except that (a) the Fund may enter into commitments to purchase securities in accordance with its investment program, including delayed-delivery and when-issued securities and reverse repurchase agreements, provided that the total amount of any such borrowing does not exceed 33 1/3% of the Fund's total assets; and (b) the Fund may borrow money for temporary or emergency purposes in an amount not exceeding 5% of the value of its total assets at the time when the loan is made. Any borrowings representing more than 5% of the Fund's total assets must be repaid before the Fund may make additional investments.



       6. Lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of publicly issued debt securities or to repurchase agreements.

       7. Underwrite securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities.



       8. With respect to 75% of the Fund's total assets, the Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.



       9. Purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or repurchase agreements secured thereby) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry. In the utilities category, the industry shall be determined according to the service provided. For example, gas, electric, water and telephone will be considered as separate industries.



       The following restrictions are not fundamental and may be changed without shareholder approval:



       1. The Fund will not purchase or retain securities of any issuer if the officers or Trustees of the Victory Portfolios or the officers or directors of its investment adviser owning beneficially more than one half of 1% of the securities of such issuer together own beneficially more than 5% of such securities.



       2. The Fund will not invest more than 10% of its total assets in the securities of issuers which together with any predecessors have a record of less than three years of continuous operation.



       3. The Fund will limit its investments in warrants to no more than 5% of its net assets, and of this 5%, no more than 2% will be invested in warrants which are not listed on the New York Stock Exchange or American Stock Exchange.



       4.     The Fund will not invest more than 15% of its net assets in
illiquid securities.   Illiquid securities are securities that are not readily
marketable or cannot be disposed of promptly within seven days and in the usual course of business at approximately the price at which the Fund has valued them. Such securities include, but are not limited to, time deposits and repurchase agreements with maturities longer than seven days. Securities that may be resold under Rule 144A under, or securities offered pursuant to Section 4(2) of, or securities otherwise subject to restrictions or limitations on resale under, the 1933 Act ("Restricted Securities"), shall not be deemed illiquid solely by reason of being unregistered. Key Advisers or the Sub-Adviser determine whether a particular security is deemed to be liquid based on the trading markets for
the specific security and other factors.   However, because state securities
laws may limit the Fund's investment in Restricted Securities (regardless of the liquidity of the investment), investments in Restricted Securities resalable under Rule 144A will continue to be subject to applicable state law requirements until such time, if ever, that such limitations are changed.



       5. The Fund will not make short sales of securities, other than short sales "against the box," or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment program of the Fund.



       6. The Fund may invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the securities of any one investment company or invest more than 10% of its total assets in the securities of other investment companies. Pursuant to an exemptive order received by the Victory Portfolios from the Commission, the Fund may invest in the money market funds of the Victory Portfolios.



       7.     Buy state, municipal, or private activity bonds.

State Regulations



       In addition, the Fund, so long as its shares are registered under the securities laws of the State of Texas and such restrictions are required as a consequence of such registration, is subject to the following non-fundamental policies, which may be modified in the future by the Trustees without a vote of the Funds' shareholders: (i) the Victory Portfolios has represented to the Texas State Securities Board that it will not invest in oil, gas or mineral leases or purchase or sell real property (including limited partnership interests, but excluding readily marketable securities of companies which invest in real estate); and (ii) the Fund has represented to the Texas State Securities Board that it will not invest more than 5% of its net assets in warrants valued at the lower of cost or market; provided that, included within that amount, but not to exceed 2% of net assets, may be warrants which are not listed on the New York or American Stock Exchanges. For purposes of this restriction, warrants acquired in units or attached to securities are deemed to be without value.



       The policies and limitations listed above supplement those set forth in the Prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of the Fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Fund's acquisition of such security or other asset except in the case of borrowing (or other activities that may be deemed to result in the issuance of a "senior security" under the 1940 Act). Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund's investment policies and limitations. If the value of the Fund's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board of Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity.



FUTURE DEVELOPMENTS

       The Fund may take advantage of other investment practices which are not at present contemplated for use by the Fund or which currently are not available but which may be developed, to the extent such investment practices are both consistent with the Fund's investment objective and are legally permissible for the Fund. Such investment practices, if they arise, may involve risks which exceed those involved in the activities described in the Prospectus and Statement of Additional Information. Prior to commencing any new investment practice, the Fund will notify shareholders by means of prospectus supplement.


Portfolio Turnover



       The turnover rate stated in the Prospectus for the Fund's investment portfolio is calculated by dividing the lesser of the Fund's purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The calculation excludes all securities whose maturities, at the time of acquisition, were one year or less.



                       VALUATION OF PORTFOLIO SECURITIES

       Investment securities held by the Fund are valued on the basis of valuations provided by an independent pricing service, approved by the Board of Trustees, which uses information with respect to transactions of a security, quotations from dealers, market transactions in comparable securities, and various relationships between securities, in determining value. Specific investment securities which are not priced by the approved pricing service will be valued according to quotations obtained from dealers who are market makers in those securities. Investment securities with less than 60 days to maturity when purchased are valued at amortized cost which approximates market value. Investment securities not having readily available market quotations will be priced at fair value using a methodology approved in good faith by the Board of Trustees.

                                  PERFORMANCE

       As described in the Prospectus, from time to time the "standardized yield," "dividend yield," "average annual total return," "total return," and "total return at net asset value" of an investment in each class of Fund shares may be advertised. An explanation of how yields and total returns are calculated and the components of those calculations are set forth below.

       Yield and total return information may be useful to investors in reviewing the Fund's performance. The Fund's advertisement of its performance must, under applicable Commission rules, include the average annual total returns for the Fund for the 1, 5 and 10-year period (or the life of the class, if less) as of the most recently ended calendar quarter. This enables an investor to compare the Fund's performance to the performance of other funds for the same periods. However, a number of factors should be considered before using such information as a basis for comparison with other investments. An investment in the Fund is not insured; its yield and total return are not guaranteed and normally will fluctuate on a daily basis. When redeemed, an investor's shares may be worth more or less than their original cost. Yield and total return for any given past period are not a prediction or representation by the Victory Portfolios of future yields or rates of return on its shares. The yield and total returns of the Fund are affected by portfolio quality, portfolio maturity, the type of investments the Fund holds and its operating expenses.


       STANDARDIZED YIELDS. The Fund's "yield" (referred to as "standardized yield") for a given 30-day period for a class of shares is calculated using the following formula set forth in rules adopted by the Commission that apply to all funds that quote yields:



              Standardized Yield = 2 [(a-b + 1)6 - 1]
                                       ---
                                        cd



       The symbols above represent the following factors:



         a =     dividends and interest earned during the 30-day period.



         b = expenses accrued for the period (net of any expense reimbursements).



         c = the average daily number of shares of that class outstanding during the 30-day period that were entitled to receive dividends.



         d = the maximum offering price per share of the class on the last day of the period, adjusted for undistributed net investment income.



         The standardized yield for a 30-day period may differ from its yield for any other period. The Commission formula assumes that the standardized yield for a 30-day period occurs at a constant rate for a six-month period and is annualized at the end of the six-month period. This standardized yield is not based on actual distributions paid by the Fund to shareholders in the 30-day period, but is a hypothetical yield based upon the net investment income from the Fund's portfolio investments calculated for that period. The standardized yield may differ from the "dividend yield," described below. Additionally, because each class of shares is subject to different expenses, it is likely that the standardized yields of the Fund classes of shares will differ. The yield for the 30-day period ended October 31, 1995 was ____% .


         DIVIDEND YIELD AND DISTRIBUTION RETURN. From time to time the Fund may quote a "dividend yield" or a "distribution return." Dividend yield is based on the share dividends derived from net investment income during a stated period. Distribution return includes dividends derived from net investment income and from realized capital gains declared during a stated period. Under those calculations, the dividends and/or distributions declared during a stated period of one year or less (for example, 30 days) are added together, and the sum is divided by the maximum offering price per share of that class A) on the last day of the period. When the result is annualized for a period of less than one year, the "dividend yield" is calculated as follows:

Dividend Yield =                   Dividends                +  Number of days (accrual period) x 365
                  ----------------------------------------
                  Max. Offering Price (last day of period)

         The maximum offering price for shares includes the maximum front-end sales charge.


         From time to time similar yield or distribution return calculations may also be made using the net asset value (instead of its respective maximum offering price) at the end of the period. The dividend yields at maximum offering price and net asset value for the 30-day period ended October 31, 1995 were ____% , respectively.


         TOTAL RETURNS. The "average annual total return" is an average annual compounded rate of return for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n") to achieve an Ending Redeemable Value ("ERV"), according to the following formula:

                 (  ERV  )1n - 1 = Average Annual Total Return
                  -------
                 (   P   )


         The cumulative "total return" calculation measures the change in value of a hypothetical investment of $1,000 over an entire period of years. Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis. Total return is determined as follows:



                 ERV - P = Total Return
                 -------
                    P



         In calculating total returns, the current maximum sales charge of 4.75% (as a percentage of the offering price) is deducted from the initial investment ("P") (unless the return is shown at net asset value, as discussed below).
Total returns also assume that all dividends and capital gains distributions during the period are reinvested to buy additional shares at net asset value per share, and that the investment is redeemed at the end of the period. The average annual total return and cumulative total return for the period from September 26, 1994 (commencement of operations) to October 31, 1994, and for the fiscal year ended October 31, 1995 at maximum offering price were ___% and ____%, respectively. For the one year period ended October 31, 1995 annual total return was ______%.



         From time to time the Fund may also quote an "average annual total return at net asset value" or a cumulative "total return at net asset value." It is based on the difference in net asset value per share at the beginning and the end of the period for a hypothetical investment in that class of shares (without considering front-end or contingent sales charges) and takes into consideration the reinvestment of dividends and capital gains distributions. The average annual total return and cumulative total return for the period from September 26, 1994 (commencement of operations) to October 31, 1995 (life of fund), at net asset value, was ____% and ___%, respectively. For the one and five year periods ended October 31, 1994, and for the fiscal year ended October 31, 1995, average annual total return was ___% .


         OTHER PERFORMANCE COMPARISONS. From time to time the Fund may publish the ranking of the performance of its shares by Lipper Analytical Services, Inc. ("Lipper"), a widely-recognized independent mutual fund monitoring service. Lipper monitors the performance of regulated investment companies, including the Fund, and ranks the performance of the Fund against (i) all other funds, excluding money market funds, and (ii) all other government bond funds. The Lipper performance rankings are based on total return that includes the reinvestment of capital gains distributions and income dividends but does not take sales charges or taxes into consideration.

         From time to time the Fund may publish the ranking of the performance of its shares by Morningstar, Inc., an independent mutual fund monitoring service that ranks mutual funds, including the Fund, in broad investment categories (equity, taxable bond, tax-exempt and other) monthly, based upon each fund's three, five and ten-year average annual total returns (when available) and a risk adjustment factor that reflects Fund performance relative to three-month U.S. Treasury bill monthly returns. Such returns are adjusted for fees and sales loads. There are five ranking categories with a corresponding number of stars: highest (5), above average (4), neutral (3), below average (2) and lowest (1). Ten percent of the funds, series or classes in an investment category receive 5 stars, 22.5% receive 4 stars, 35% receive 3 stars, 22.5% receive 2 stars, and the bottom 10% receive one star. Morningstar ranks the shares of the Fund in relation to other taxable bond funds.

         The total return on an investment made in shares of the Fund may be compared with the performance for the same period of one or more of the following indices: the Consumer Price Index, the Salomon Brothers World Government Bond Index, the Standard & Poor's 500 Index, the Shearson Lehman Government/Corporate Bond Index, the Lehman Aggregate Bond Index, and the J.P. Morgan Government Bond Index. Other indices may be used from time to time. The Consumer Price Index is generally considered to be a measure of inflation. The Salomon Brothers World Government Bond Index generally represents the performance of government debt securities of various markets throughout the world, including the United States. The Lehman Government/Corporate Bond Index generally represents the performance of intermediate and long-term government and investment grade corporate debt securities. The Lehman Aggregate Bond Index measures the performance of U.S. corporate bond issues, U.S. government securities and mortgaged-backed securities. The J.P. Morgan Government Bond Index generally represents the performance of government bonds issued by various countries including the United States. The S&P 500 Index is a composite index of 500 common stocks generally regarded as an index of U.S. stock market performance. The foregoing bond indices are unmanaged indices of securities that do not reflect reinvestment of capital gains or take investment costs into consideration, as these items are not application to indices.

         From time to time, the yields and the total returns of the Fund may be quoted in and compared to other mutual funds with similar investment objective in advertisements, shareholder reports or other communications to shareholders. The Fund may also include calculations in such communications that describe hypothetical investment results. (Such performance examples will be based on an express set of assumptions and are not indicative of the performance of any Fund.) Such calculations may from time to time include discussions or illustrations of the effects of compounding in advertisements. "Compounding" refers to the fact that, if dividends or other distributions on a Fund investment are reinvested by being paid in additional Fund shares, any future income or capital appreciation of the Fund would increase the value, not only of the original Fund investment, but also of the additional Fund shares received through reinvestment. As a result, the value of the Fund investment would increase more quickly than if dividends or other distributions had been paid in cash. The Fund may also include discussions or illustrations of the potential investment goals of a prospective investor (including but not limited to tax and/or retirement planning), investment management techniques, policies or investment suitability of Fund, economic conditions, legislative developments (including pending legislation), the effects of inflation and historical performance of various asset classes, including but not limited to stocks, bonds and Treasury bills. From time to time advertisements or communications to shareholders may summarize the substance of information contained in shareholder reports (including the investment composition of the Fund, as well as the views of the investment adviser as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to the Fund. The Fund may also include in advertisements, charts, graphs or drawings which illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to stock, bonds, Treasury bills and shares of Fund as well as charts or graphs which illustrate strategies such as dollar cost averaging, and comparisons of hypothetical yields of investment in tax-exempt versus taxable investments. In addition, advertisements or shareholder communications may include a discussion of certain attributes or benefits to be derived by an investment in Fund. Such advertisements or communications may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein. With proper authorization, Fund may reprint articles (or excerpts) written regarding the Fund and provide them to prospective shareholders. Performance information with respect to the Fund is generally available by calling 1-800-539-3863.

         Investors may also judge, and the Fund may at times advertise, performance by comparing it to the performance of other mutual funds or mutual fund portfolios with comparable investment objectives and policies, which performance may be contained in various unmanaged mutual fund or market indices or rankings such as those prepared by Dow Jones & Co., Inc., Standard & Poor's Corporation, Lehman Brothers, Merrill Lynch, and Salomon Brothers, and in publications issued by Lipper Analytical Services, Inc. and in the following publications: IBC/Donoghue's Money Fund Reports, Ibottson Associates, Inc., Morningstar, CDA/Wiesenberger, Money Magazine, Forbes, Barron's, The Wall Street Journal, The New York Times, Business Week, American Banker, Fortune, Institutional Investor, U.S.A. Today. In addition to yield information, general information about the Fund that appears in a publication such as those mentioned above may also be quoted or reproduced in advertisements or in reports to shareholders.

         Advertisements and sales literature may include discussions of specifics of the portfolio manager's investment strategy and process, including, but not limited to, descriptions of security selection and analysis.

         Advertisements may also include descriptive information about the investment adviser, including, but not limited to, its status within the industry, other services and products it makes available, total assets under management, its investment philosophy.

         When comparing yield, total return and investment risk of an investment in the Fund with other investments, investors should understand that certain other investments have different risk characteristics than an investment in shares of the Fund. For example, certificates of deposit may have fixed rates of return and may be insured as to principal and interest by the FDIC, while the Fund's returns will fluctuate and its share values and returns are not guaranteed. Money market accounts offered by banks also may be insured by the FDIC and may offer stability of principal. U.S. Treasury securities are guaranteed as to principal and interest by the full faith and credit of the U.S. government. Money market mutual funds may seek to offer a fixed price per share.

            ADDITIONAL PURCHASE EXCHANGE AND REDEMPTION INFORMATION

         The Victory Portfolios (see "Description of Victory Portfolios" below) is open for business and the NAV is calculated on each Business Day. A Business Day is every day on which the NYSE is open for business, the Federal Reserve Bank of Cleveland is open and any other day (other than a day on which no shares of the Fund are tendered for redemption and no order to purchase any shares is received) during which there is sufficient trading in portfolio instruments that the Fund's net asset value per share might be materially affected. The NAV of each class is determined and its shares are priced as of the close of regular trading of the NYSE (generally 4:00 p.m. Eastern time (the "Valuation Time")) on each Business Day of the Fund. The NYSE or the Federal Reserve Bank of Cleveland will not be open in observance of the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day, and Christmas Day. The holiday closing schedule is subject to change.

         When the NYSE is closed, or when trading is restricted for any reason other than its customary weekend or holiday closings, or under emergency circumstances as determined by the Commission to warrant such action, the Fund's
Transfer Agent will determine the Fund's NAVs at Valuation Time.   The Fund's
NAV may be affected to the extent that its securities are traded on days that are not Business Days.


         If, in the opinion of the Trustees, conditions exist which make cash payment undesirable, redemption payments may be made in whole or in part in securities or other property, valued for this purpose as they are valued in computing the NAV of the Fund. Shareholders receiving securities or other property on redemption may realize a gain or loss for tax purposes and will incur any costs of sale as well as the associated inconveniences.


         Pursuant to Rule 11a-3 under the 1940 Act, the Fund is required to give shareholders at least 60 days' notice prior to terminating or modifying the Fund's exchange privilege. Under the Rule, the 60-day notification requirement may be waived if (i) the only effect of a modification would be to reduce or eliminate an administrative fee, redemption fee or deferred sales charge ordinarily payable at the time of exchange or (ii) the Fund temporarily suspends the offering of shares as permitted under the 1940 Act or by the SEC or because it is unable to invest amounts effectively in accordance with its investment objective and policies.


         In the Prospectus, the Victory Portfolios, Key Advisers and the Sub-Adviser have notified shareholders that they reserve the right at any time without prior notice to shareholders to refuse exchange purchases by any person or group if, in Key Advisers or the Sub-Adviser's judgment, the Fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.



                        ADDITIONAL PURCHASE INFORMATION

         REDUCED SALES CHARGE. Reduced sales charges are applicable to purchases of $50,000 or more alone or in combination with purchases of shares of other Victory Portfolios made at any one time. To obtain the reduction of the sales charge, you or your investment professional must notify the Transfer Agent at the time of purchase whenever a quantity discount is applicable to your purchase. Upon such notification, you will receive the lowest applicable sales charge.

         In addition to investing at one time in any combination of shares of the Victory Portfolios in an amount entitling you to a reduced sales charge, you may qualify for a reduction in the sales charge under the following programs:

         COMBINED PURCHASES. When you invest in shares of the Victory Portfolios for several accounts at the same time, you may combine these investments into a single transaction if purchased through one investment professional, and if the total is $50,000 or more. The following may qualify for this privilege: an individual, or "company" as defined in Section 2(a)(8) of the 1940 Act; an individual, spouse, and their children under age 21 purchasing for his, her, or their own account; a trustee, administrator or other fiduciary purchasing for a single trust estate or single fiduciary account or for a single or a parent-subsidiary group of "employee benefit plans" (as defined in Section 3(3) of ERISA); and tax-exempt organizations under Section 501(c)(3) of the Internal Revenue Code.

         RIGHTS OF ACCUMULATION. Your "Rights of Accumulation" permit reduced sales charges on future purchases of shares after you have reached a new breakpoint. You can add the value of existing Victory Portfolios shares held by you, your spouse, and your children under age 21, determined at the previous day's NAV at the close of business, to the amount of your new purchase valued at the current offering price to determine your reduced sales charge.

         LETTER OF INTENT. If you anticipate purchasing $50,000 or more of shares of the Fund alone or in combination with shares of certain other Victory Portfolios within a 13-month period, you may obtain shares of the portfolios at the same reduced sales charge as though the total quantity were invested in one lump sum, by filing a non-binding Letter of Intent (the "Letter") within 90 days of the start of the purchases. Each investment you make after signing the Letter will be entitled to the sales charge applicable to the total investment indicated in the Letter. For example, a $2,500 purchase toward a $60,000 Letter would receive the same reduced sales charge as if the $60,000 had been invested at one time. To ensure that the reduced price will be received on future purchases, you or your investment professional must inform the transfer agent that the Letter is in effect each time shares are purchased. Neither income dividends nor capital gain distributions taken in additional shares will apply toward the completion of the Letter.

         Your initial investment must be at least 5% of the total amount you plan to invest. Out of the initial purchase, 5% of the dollar amount specified in the Letter will be registered in your name and held in escrow. The shares held in escrow cannot be redeemed or exchanged until the Letter is satisfied or the additional sales charges have been paid. You will earn income dividends and capital gain distributions on escrowed shares. The escrow will be released when your purchase of the total amount has been completed. You are not obligated to complete the Letter.

         If you purchase more than the amount specified in the Letter and qualify for a further sales charge reduction, the sales charge will be adjusted to reflect your total purchase at the end of 13 months. Surplus funds will be applied to the purchase of additional shares at the then current offering price applicable to the total purchase.

         If you do not complete your purchase under the Letter within the 13-month period, your sales charge will be adjusted upward, corresponding to the amount actually purchased, and if after written notice, you do not pay the increased sales charge, sufficient escrowed shares will be redeemed to pay such charge.



                        ADDITIONAL EXCHANGE INFORMATION



         Shares of the Victory Portfolios (see "Description of Victory Portfolios" below) may be exchanged for shares of any Victory money market fund or any other fund of the Victory Portfolios with the same or a lower sales charge. Shares of any Victory money market portfolio or any fund of the Victory Portfolios with a reduced sales charge may be exchanged for shares of the Fund upon payment of the difference in the sales charge.



                       ADDITIONAL REDEMPTION INFORMATION

         REINSTATEMENT PRIVILEGE. Within 90 days of a redemption, a shareholder may reinvest all or part of the redemption proceeds of shares of the Fund or any of the other Victory Portfolios into which shares of the Fund are exchangeable as described below, at the net asset value next computed after receipt by the Transfer Agent of the reinvestment order. No charge is currently made for reinvestment in shares of the Fund but a reinvestment in shares of certain other Victory Portfolios is subject to a $5.00 service fee. The shareholder must ask the Distributor for such privilege at the time of reinvestment. Any capital gain that was realized when the shares were redeemed is taxable, and reinvestment will not alter any capital gains tax payable on that gain. If there has been a capital loss on the redemption, some or all of the loss may not be tax deductible, depending on the timing and amount of the reinvestment. Under the Internal Revenue Code, if the redemption proceeds of Fund shares on which a sales charge was paid are reinvested in shares of the Fund or another of the Victory Portfolios within 90 days of payment of the sales charge, the shareholder's basis in the shares of the Fund that were redeemed may not include the amount of the sales charge paid. That would reduce the loss or increase the gain recognized from redemption. The Fund may amend, suspend or cease offering this reinvestment privilege at any time as to shares redeemed after the date of such amendment, suspension or cessation. You must reinstate your shares into an account with the same registration. This privilege may be exercised only once by a shareholder with respect to the Fund. For information on which funds are available for the Reinstatement Privilege, please consult your program materials.

                          DIVIDENDS AND DISTRIBUTIONS

         The Fund ordinarily declares and pays dividends from its net investment income monthly. The Fund distributes substantially all of its net investment income and net capital gains, if any, to shareholders within each calendar year as well as on a fiscal year basis to the extent required for the Fund to qualify for favorable federal tax treatment.

         The amount of distributions may vary from time to time depending on market conditions and the composition of the Fund's portfolio.

         For this purpose, the net income of the Fund, from the time of the immediately preceding determination thereof, shall consist of all interest income accrued on the portfolio assets of the Fund, dividend income, if any, income from securities loans, if any, and realized capital gains and losses on the Fund assets, less all expenses and liabilities of the Fund chargeable against income. Interest income shall include discount earned, including both original issue and market discount, on discount paper accrued ratably to the date of maturity. Expenses, including the compensation payable to Key Advisers or the Sub-Adviser, are accrued each day. The expenses and liabilities of the Fund shall include those appropriately allocable to the Fund as well as a share of the general expenses and liabilities of the Victory Portfolios in proportion to the Fund's share of the total net assets of the Victory Portfolios.

Additional Tax Information

         It is the policy the Fund to qualify for the favorable tax treatment accorded regulated investment companies ("RICs") under Subchapter M of the Code, for so long as such qualification is in the best interest of its shareholders. By following such policy and distributing its income and gains currently with respect to each taxable year, the Fund expects to eliminate or reduce to a nominal amount the federal income and excise taxes to which it may otherwise be subject.

         In order to qualify as a RIC, the Fund must, among other things, (1) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock or securities, foreign currencies or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities or currencies, (2) derive less than 30% of its gross income from the sale or other disposition of stock, securities, options, futures, forward contracts, and certain foreign currencies (or options, futures, or forward contracts on foreign currencies) held for less than three months, and
(3) diversify its holdings so that at the end of each quarter of its taxable year (i) at least 50% of the market value of the Fund's assets is represented by cash or cash items, U.S. Government securities, securities of other RICs and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities) or of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses. These requirements may restrict the degree to which the Fund may engage in short-term trading and concentrate investments. If the Fund qualifies as a RIC, it will not be subject to federal income tax on the part of its net investment income and net realized capital gains, if any, that it distributes to shareholders with respect to each taxable year within the time limits specified in the Code.

         A non-deductible excise tax is imposed on regulated investment companies that do not distribute in each calendar year an amount equal to 98% of their ordinary income for the year plus 98% of their capital gain net income for the 1-year period ending on October 31 of such calendar year. The balance of such income must be distributed during the following calendar year. If distributions during a calendar year are less than the required amount, the Fund is subject to a non-deductible excise tax equal to 4% of the deficiency.

         Certain investment and hedging activities of the Fund, including transactions in options, futures contracts, hedging transactions, forward contracts, straddles, foreign currencies, and foreign securities, are subject to special tax rules. In a given case, these rules may accelerate income to the fund, defer losses to the fund, cause adjustments in the holding periods of the Fund's securities, convert short-term capital losses into long-term capital losses, or otherwise affect the character of the Fund's income. These rules could therefore affect the amount, timing and character of distributions to shareholders. The Fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interest of the Fund and its securities.

         The Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of taxable dividends paid to any shareholder who has failed to provide (or provided an incorrect) tax identification number, or is subject to withholding pursuant to a notice from the Internal Revenue Service for failure to properly include on his or her income tax return payments of interest or dividends. This "backup withholding" is not an additional tax, and any amounts withheld may be credited against the shareholder's ultimate U.S. tax liability.

         Information set forth in the Prospectus and this Statement of Additional Information that relates to federal taxation is only a summary of certain key federal tax considerations generally affecting purchasers of shares of the Fund. No attempt has been made to present a complete explanation of the federal tax treatment of the Fund or its shareholders, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential purchasers of shares of the Fund are urged to consult their tax advisers with specific reference to their own tax circumstances. In addition, the tax discussion in the Prospectus and this Statement of Additional Information is based on tax law in effect on the date of the Prospectus and this Statement of Additional Information; such laws and regulations may be changed by legislative, judicial or administrative action, sometimes with retroactive effect.



                      MANAGEMENT OF THE VICTORY PORTFOLIOS



Board of Trustees



         Overall responsibility for management of the Victory Portfolios rests with the Trustees, who are elected by the shareholders of the Victory Portfolios. The Victory Portfolios are managed by the Trustees in accordance with the laws of the State of Delaware governing business trusts. There are currently seven Trustees, six of whom are not "interested persons" of the Victory Portfolios within the meaning of that term under the 1940 Act. The Trustees, in turn, elect the officers of the Victory Portfolios to supervise actively its day-to-day operations.



         The Trustees of the Victory Portfolios, their addresses, ages and their principal occupations during the past five years are as follows:



                                       Position(s) With
                                       the Victory                         Principal Occupation
Name, Address and Age                  Portfolios                          Held During Past 5 Years
---------------------                  ----------------                    ------------------------
Leigh A. Wilson, 51*                   Trustee and                         From 1989 to present, Chairman and
Glenleigh International Ltd.           President                           Chief Executive Officer, Glenleigh
53 Sylvan Road North                                                       International Limited; from
Westport, CT  06880                                                        1984-1989, Chief Executive
                                                                           Officer, Paribas North America and
                                                                           Paribas Corporation; Trustee, The
                                                                           Victory Funds and SBSF Funds.

Robert G. Brown, 72                    Trustee                             Retired; from October 1983 to
5460 N. Ocean Drive                                                        November 1990, President,
Singer Island, Riviera Beach                                               Cleveland Advanced Manufacturing
FL 33404                                                                   Program (non-profit corporation
                                                                           engaged in regional economic
                                                                           development); Trustee, The Victory
                                                                           Funds.



------------
* Mr. Wilson is deemed to be an "interested person" of the Victory Portfolios under the 1940 Act solely by reason of his position as President.

                                       Position(s) With
                                       the Victory                         Principal Occupation
Name, Address and Age                  Portfolios                          Held During Past 5 Years
---------------------                  ----------------                    ------------------------
Edward P. Campbell, 46                 Trustee                             From March 1, 1994 to present,
Nordson Corporation                                                        Executive Vice President and Chief
28601 Clemens Road                                                         Operating Officer of Nordson
Westlake, OH  44145                                                        Corporation (manufacturer of
                                                                           application equipment); from May
                                                                           1988 to March 1994, Vice President
                                                                           of Nordson Corporation; from 1987
                                                                           to December 1994, member of the
                                                                           Supervisory Committee of Society's
                                                                           Collective Investment Retirement
                                                                           Fund; from May 1991 to August
                                                                           1994, Trustee, Financial Reserves
                                                                           Fund and from May 1993 to August
                                                                           1994, Trustee, Ohio Municipal
                                                                           Money Market Fund; Trustee, The
                                                                           Victory Funds and Spears, Benzak,
                                                                           Salomon and Farrell ("SBSF")
                                                                           Funds.

Dr. Harry Gazelle, 68                  Trustee                             Retired radiologist, Drs. Hill and
17822 Lake Road                                                            Thomas Corp; Trustee, The Victory
Lakewood, Ohio  44107                                                      Funds.

Stanley I. Landgraf, 70                Trustee                             Retired; currently, Trustee,
41 Traditional Lane                                                        Rensselaer Polytechnic Institute;
Albany, NY  12211                                                          Director, Elenel Corporation and
                                                                           Mechanical Technology, Inc.;
                                                                           Member, Board of Overseers, School
                                                                           of Management, Rensselaer
                                                                           Polytechnic Institute; Member, The
                                                                           Fifty Group (a Capital Region
                                                                           business organization); Trustee,
                                                                           The Victory Funds.

Dr. Thomas F. Morrissey, 62            Trustee                             1995 Visiting Scholar, Bond
Weatherhead School of                                                      University, Queensland, Australia;
   Management                                                              Professor, Weatherhead School of
Case Western Reserve                                                       Management, Case Western Reserve
  University                                                               University; from 1989 to 1995,
10900 Euclid Avenue                                                        Associate Dean of Weatherhead
Cleveland, OH  44106-7235                                                  School of Management; from 1987 to
                                                                           December of the Supervisory
                                                                           Committee of Society's Collective
                                                                           Investment Retirement Fund; from
                                                                           May  1991 to August 1994, Trustee,

                                       Position(s) With
                                       the Victory                         Principal Occupation
Name, Address and Age                  Portfolios                          Held During Past 5 Years
---------------------                  ----------------                    ------------------------
                                                                           Financial Reserves Fund and from
                                                                           May 1993 to August 1994, Trustee,
                                                                           Ohio Municipal Money Market Fund;
                                                                           Trustee, The Victory Funds.

H. Patrick Swygert, 52                 Trustee                             President, Howard University;
Howard University                                                          formerly President, State
2400 6th Street, N.W.                                                      University of New York at Albany;
Suite 320                                                                  formerly, Executive Vice
Washington, D.C.  20059                                                    President, Temple University;
                                                                           Trustee, The Victory Funds.



         The Board presently has an Investment Policy Committee and a Business, Legal, and Audit Committee. The members of the Investment Policy Committee are Messrs. Landgraf (Chairman), Morrissey and Brown, who will serve until May 1996. The function of the Investment Policy Committee is to review the existing investment policies of the Victory Portfolios, including the levels of risk and types of funds available to shareholders, and make recommendations to the Board of Trustees regarding the revision of such policies or, if necessary, the submission of such revisions to the Victory Portfolios' shareholders for their consideration. The members of the Business, Legal and Audit Committee are Messrs. Swygert (Chairman), Campbell and Gazelle who will serve until May 1996. The function of the Business, Legal and Audit Committee is to recommend independent auditors and monitor accounting and financial matters; to nominate persons to serve as disinterested Trustees and Trustees to serve on committees of the Board; and to review compliance and contract matters.



         The Investment Policy Committee met four times during the fiscal year ended October 31, 1995. The Business, Legal and Audit Committee was constituted on May 24, 1995 (and has met twice since then) and replaced the Audit Committee, the Legal Committee and the Nominating Committee, which met three times, one time and one time, respectively, during the fiscal year ended October 31, 1995.



REMUNERATION OF TRUSTEES AND CERTAIN EXECUTIVE OFFICERS



         Effective June 1, 1995, each Trustee (other than Leigh A. Wilson) receives an annual fee of $27,000 for serving as Trustee of all the funds of the Victory Portfolios, and an additional per meeting fee ($2,400 in person and $1,200 per telephonic meeting).



         Effective June 1, 1995, Leigh A. Wilson receives an annual fee of $33,000 for serving as President and Trustee for all of the funds of the Victory Portfolios, and an additional per meeting fee ($3,000 in person and $1,500 per telephonic meeting).



         The following table indicates the compensation received by each Trustee from the Fund and from the Victory "Fund Complex"* for the 12 month period ended on October 31, 1995. For certain Trustees, the amounts include amounts paid by the Predecessor Fund, a portfolio of The Victory Funds which merged into the Fund as of June 5, 1995:



----------------------

* For certain Trustees, these amounts include compensation received from The Victory Funds (which were reorganized into the Victory Portfolios as of June 5, 1995), the SBSF Funds (the investment adviser of which was acquired by KeyCorp effective April, 1995) and Society's Collective Investment Retirement Funds, which were reorganized into the Victory Balanced Fund and Victory Government Mortgage Fund as of December 19, 1994. There are presently 28 mutual funds from which the above- named Trustees are compensated in the Victory "Fund Complex," but not all of the above-named Trustees serve on the boards of each fund in the "Fund Complex."

                           Pension or Retirement  Estimated Annual      Total     Total Compensation
                            Benefits Accrued as      Benefits       Compensation     from Victory
                            Portfolio Expenses    Upon Retirement     from Fund     "Fund Complex"*
                            ------------------    ---------------     ---------     ---------------
Robert G. Brown,                    -0-                 -0-           $1,126.45       $39,815.98
Trustee . . . . . . . . .
Edward P. Campbell,                 -0-                 -0-            1,174.17        33,799.68
Trustee . . . . . . . . .

Harry Gazelle, Trustee. .           -0-                 -0-              919.93        35,916.98

John W. Kemper,                     -0-                 -0-              589.95        22,567.31
Trustee#  . . . . . . . .
Thomas F. Morrissey,                -0-                 -0-            1,174.17        40,366.98
Trustee . . . . . . . . .

Stanley I. Landgraf,                -0-                 -0-              949.17        34,615.98
Trustee . . . . . . . . .

Leigh A. Wilson,                    -0-                 -0-            1,021.27        46,716.97
Trustee . . . . . . . . .

H. Patrick Swygert,                 -0-                 -0-              949.17        37,116.98
Trustee . . . . . . . . .

John D. Buckingham,                 -0-                 -0-              589.95        18,841.89
Trustee . . . . . . . . .
John R. Young,                      -0-                 -0-              621.95        21,963.81
Trustee#  . . . . . . . .



#        Resigned

------------------------------

* For certain Trustees, these amounts include compensation received from The Victory Funds (which were reorganized into the Victory Portfolios as of June 5, 1995), the SBSF Funds (the investment adviser of which was acquired by KeyCorp effective April, 1995) and Society's Collective Investment Retirement Funds, which were reorganized into the Victory Balanced Fund and Victory Government Mortgage Fund as of December 19, 1994. There are presently 28 mutual funds from which the above- named Trustees are compensated in the Victory "Fund Complex," but not all of the above-named Trustees serve on the boards of each fund in the "Fund Complex."

Officers



                 The officers of the Victory Portfolios, their addresses, ages and principal occupations during the past five years are as follows:



                                     Position with the                    Principal occupation
Name                                 Victory Portfolios                   during past 5 years
----                                 ------------------                   -------------------
Leigh A. Wilson, 51                  President and Trustee                From 1989 to present, Chairman and
Glenleigh International Ltd.                                              Chief Executive Officer, Glenleigh
53 Sylvan Road North                                                      International  Limited; from 1984-
Westport, CT  06880                                                       1989, Chief Executive Officer,
                                                                          Paribas North America and Paribas
                                                                          Corporation; Trustee to The Victory
                                                                          Funds and SBSF Funds.

William B. Blundin, 57               Vice President                       Senior Vice President of BISYS Fund
BISYS Fund Services                                                       Services; officer of other
125 West 55th Street                                                      investment companies administered
New York, New York 10019                                                  by BISYS Fund Services; President
                                                                          and Chief Executive Officer of
                                                                          Vista Broker-Dealer Services, Inc.,
                                                                          Emerald Asset Management, Inc. and
                                                                          BNY Hamilton Distributors, Inc.,
                                                                          registered broker/dealers.

J. David Huber, 49                   Vice President                       Executive Vice President, BISYS
BISYS Fund Services                                                       Fund Services.
3435 Stelzer Road
Columbus, OH 43219-3035

Scott A. Englehart, 33               Secretary                            From October 1990 to present,
BISYS Fund Services                                                       employee of BISYS Fund Services,
3435 Stelzer Road                                                         Inc.; from 1985 to October 1990,
Columbus, OH 43219-3035                                                   Manager of Banking Center, Fifth
                                                                          Third Bank.

George O. Martinez, 36               Assistant Secretary                  From March 1995 to present, Senior
BISYS Fund Services                                                       Vice  President and Director of
3435 Stelzer Road                                                         Legal and Compliance Services,
Columbus, OH 43219-3035                                                   BISYS Fund Services; from June
                                                                          1989-March 1995, Vice President and
                                                                          Associate General Counsel, Alliance
                                                                          Capital Management.

Martin R. Dean, 32                   Treasurer                            From May 1994 to present, employee
BISYS Fund Services                                                       of BISYS Fund Services; from
3435 Stelzer Road                                                         January 1987 -  April 1994,  Senior
Columbus, OH 43219-3035                                                   Manager, KPMG Peat Marwick.

Adrian J. Waters, 33                 Assistant Treasurer                  From May 1993 to present, employee
BISYS Fund Services (Ireland)                                             of BISYS Fund Services; from 1989-
Limited                                                                   May 1993, Manager, Price
ITI House                                                                 Waterhouse.
12 Earlsfort Terrace
Dublin 2, Ireland



The mailing address of each of the officers of the Victory Portfolios is 3435 Stelzer Road, Columbus, Ohio 43219-3035.



The officers of the Victory Portfolios (other than Leigh Wilson) receive no compensation directly from the Victory Portfolios for performing the duties of their offices. BISYS Fund Services, Inc. receives fees from the Victory Portfolios for acting as Administrator.



As of December 1, 1995, the Trustees and officers as a group owned beneficially less than 1% of the Fund.



Investment Adviser and Sub-Adviser



         Key Advisers was organized as an Ohio corporation on July 27, 1995 and is registered as an investment adviser under the Investment Advisers Act of 1940. It is a wholly-owned subsidiary of KeyCorp Asset Management Holdings, Inc., which is a wholly-owned subsidiary of Society National Bank, a wholly-owned subsidiary of KeyCorp. Affiliates of Key Advisers manage approximately $37 billion for numerous clients including large corporate and public retirement plans, Taft-Hartley plans, foundations and endowments, high net worth individuals and mutual funds.



         KeyCorp, a financial services holding company, is headquartered at 127 Public Square, Cleveland, Ohio 44114. As of September 30, 1995, KeyCorp had an asset base of $68 billion, with banking offices in 26 states from Maine to Alaska, and trust and investment offices in 16 states. KeyCorp is the resulting entity of the merger in 1994 of Society Corporation, the bank holding company of which Society National Bank was a wholly-owned subsidiary, and KeyCorp, the former bank holding company. KeyCorp's major business activities include providing traditional banking and associated financial services to consumer, business and commercial markets. Its non-bank subsidiaries include investment advisory, securities brokerage, insurance, bank credit card processing, and mortgage leasing companies. Society National Bank is the lead affiliate bank of KeyCorp.



         The following table lists the advisory fees for each mutual fund that is advised by Key Advsers:



         .25 OF 1% OF AVERAGE DAILY NET ASSETS
                 Victory Institutional Money Market Fund*



         .35 OF 1% OF AVERAGE DAILY NET ASSETS
                 Victory Prime Obligations Fund*
                 Victory U.S. Government Obligations Fund*
                 Victory Tax-Free Money Market Fund*



         .50 OF 1% OF AVERAGE DAILY NET ASSETS
                 Victory Ohio Municipal Money Market Fund*
                 Victory Limited Term Income Fund*
                 Victory Government Mortgage Fund*
                 Victory Financial Reserves Fund*
                 Victory Fund for Income #

         .55 OF 1% OF AVERAGE DAILY NET ASSETS
                 Victory National Municipal Bond Fund*
                 Victory Government Bond Fund*
                 Victory New York Tax-Free Fund*



         .60 OF 1% OF AVERAGE DAILY NET ASSETS
                 Victory Ohio Municipal  Bond Fund*
                 Victory Stock Index Fund*



         .65 OF 1% OF AVERAGE DAILY NET ASSETS
                 Victory Diversified Stock Fund*



         .75 OF 1% OF AVERAGE DAILY NET ASSETS
                 Victory Intermediate Income Fund*
                 Victory Investment Quality Bond Fund*
                 Victory  Ohio Regional Stock Fund*



         1% OF AVERAGE DAILY NET ASSETS
                 Victory  Balanced Fund*
                 Victory Value Fund*
                 Victory Growth Fund*
                 Victory Special Value Fund*
                 Victory Special Growth Fund+



         1.10% OF AVERAGE DAILY ASSETS
                 Victory International Growth Fund*




         # First Albany Asset Management Corporation serves as sub-adviser to the Victory Fund for Income, for which it receives .20% of average daily net assets.



         + T. Rowe Price Associates, Inc. serves as sub-adviser to the Victory Special Growth Fund, for which it receives .25% of average daily net assets up to $100 million and .20% of average daily net assets in excess of $100 million.



         * Society Asset Management, Inc. (the Sub-Adviser) serves as sub-adviser to each of these funds. For its services under the investment sub-advisory agreement, Key Advisers pays the Sub-Adviser sub-advisory fees at rates (based on an annual percentage of average daily net assets) which vary according to the table set forth below:



For the Balanced Fund, Diversified Stock Fund,              For the International Growth Fund, Ohio
Growth Fund, Stock Index Fund and Value Fund:               Regional Stock Fund and Special Value
                                                            Fund:

                                     Rate of                                                  Rate of
     Net Assets                 Sub-Advisory Fee*                 Net Assets             Sub-Advisory Fee*
     ----------                 -----------------                 ----------             -----------------
Up to $10,000,000                     0.65%                 Up to $10,000,000                  0.90%
Next $15,000,000                      0.50%                 Next $15,000,000                   0.70%
Next $25,000,000                      0.40%                 Next $25,000,000                   0.55%
Above $50,000,000                     0.35%                 Above $50,000,000                  0.45%

For the Intermediate Income Fund, Investment                For the Prime Obligations Fund, Tax-Free Money
Quality Bond Fund, Limited Term Income Fund,                Market Fund, U.S. Government Obligations Fund,
Ohio Municipal Bond Fund, Government Bond                   Financial Reserves Fund, Institutional Money
Fund, Government Mortgage Fund, National                    Market Fund and Ohio Municipal Money Market
Municipal Bond Fund and New York Tax-Free Fund:             Fund:



                                     Rate of                                                  Rate of
     Net Assets                  Sub-Advisory Fee*                 Net Assets            Sub-Advisory Fee*
     ----------                  -----------------                 ----------            -----------------
Up to $10,000,000                     0.40%                 Up to $10,000,000                  0.25%
Next $15,000,000                      0.30%                 Next $15,000,000                   0.20%
Next $25,000,000                      0.25%                 Next $25,000,000                   0.15%
Above $50,000,000                     0.20%                 Above $50,000,000                  0.125%



--------------------

* As a percentage of average daily net assets. The Sub-Adviser has the right to voluntarily waive any portion of the sub- advisory fee from time to time.




                          ADVISORY AND OTHER CONTRACTS


[/R]
         Unless sooner terminated, the Investment Advisory Agreement between Key Advisers and the Fund provides that it will continue in effect as to the Fund for an initial two-year term and for consecutive one-year terms thereafter, provided that such continuance is approved at least annually by the Victory Portfolios' Trustees or by vote of a majority of the outstanding shares of such Fund (as defined under "GENERAL INFORMATION - Miscellaneous" in the Prospectuses), and, in either case, by a majority of the Trustees who are not parties to the Investment Advisory Agreement or interested persons (as defined in the 1940 Act) of any party to the Investment Advisory Agreement, by votes cast in person at a meeting called for such purpose.



         The Investment Advisory Agreement is terminable as to the Fund at any time on 60 days' written notice without penalty by the Trustees, by vote of a majority of the outstanding shares of the Fund, or by Key Advisers. The Investment Advisory Agreement also terminates automatically in the event of any assignment, as defined in the 1940 Act.



         The Investment Advisory Agreement provides that Key Advisers shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of services pursuant to the Investment Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of Key Advisers in the performance of its duties, or from reckless disregard by it of either duties and obligations thereunder.



         Under the Investment Advisory Agreement, Key Advisers has agreed to provide the investment advisory services described in the Prospectus. For the services provided and expenses assumed pursuant to the Investment Advisory Agreement, the Fund pays Key Advisers a fee, computed daily and paid monthly, at the annual rate of fifty one-hundredths of one percent (.50%) of the average daily net assets of the Fund.



         Prior to January, 1993, Society National Bank served as investment adviser to the Fund. From September 26, 1994 (commencement of operations) until December 31, 1995, Society Asset Management, Inc. served as investment adviser to the Fund. For the fiscal years ended October 31, 1993, October 31, 1994 and October 31,
[/R]

1995 the Fund paid investment advisory fees of $505,509, $800,556 and $______, respectively, after fee reductions of $5,458, $30,223 and $______, respectively.



         Under the Investment Advisory Agreement, Key Advisers may delegate a portion of its responsibilities to a sub-adviser. In addition, the Investment Advisory Agreement provides that Key Advisers may render services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser of the Fund and are under the common control of KeyCorp as long as all such persons are functioning as part of an organized group of persons, managed by authorized officers of Key Advisers.



         Key Advisers has entered into an investment sub-advisory agreement with its affiliate, Society Asset Management, Inc. on behalf of the Fund. The Sub-Adviser is a wholly-owned subsidiary of KeyCorp Asset Management Holdings, Inc. With respect to the day to day management of the Fund, under the sub-advisory agreement, the Sub-Adviser makes decisions concerning, and places all orders for, purchases and sales of securities and helps maintain the records relating to such purchases and sales. The Sub-Adviser may, in its discretion, provide such services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser to the Company under applicable laws and are under the common control of KeyCorp; provided that (i) all persons, when providing services under the sub-advisory agreement, are functioning as part of an organized group of persons, and (ii) such organized group of persons is managed at all times by authorized officers of the Sub-Adviser. This arrangement will not result in the payment of additional fees by the Fund.


Glass-Steagall Act

         In 1971 the United States Supreme Court held in Investment Company Institute v. Camp that the federal statute commonly referred to as the Glass-Steagall Act prohibits a national bank from operating a fund for the collective investment of managing agency accounts. Subsequently, the Board of Governors of the Federal Reserve System (the "Board") issued a regulation and interpretation to the effect that the Glass-Steagall Act and such decision: (a) forbid a bank holding company registered under the Federal Bank Holding Company Act of 1956 (the "Holding Company Act") or any non-bank affiliate thereof from sponsoring, organizing, or controlling a registered, open-end investment company continuously engaged in the issuance of its shares, but (b) do not prohibit such a holding company or affiliate from acting as investment adviser, transfer agent, and custodian to such an investment company. In 1981 the United States Supreme Court held in Board of Governors of the Federal Reserve System v. Investment Company Institute that the Board did not exceed its authority under the Holding Company Act when it adopted its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisers to registered closed-end investment companies. In the Board of Governors case, the Supreme Court also stated that if a national bank complied with the restrictions imposed by the Board in its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisers to investment companies, a national bank performing investment advisory services for an investment company would not violate the Glass-Steagall Act.


         Key Advisers and the Sub-Adviser believe that they may perform the services for the Victory Portfolios contemplated by the Prospectus, this Statement of Additional Information, and the Investment Advisory Agreement (and Sub-Advisory Agreement) with the Victory Portfolios without violation of applicable statutes and regulations and has so represented in its Investment Advisory Agreement (and Sub-Advisory Agreement) with the Victory Portfolios. Key Trust Company of Ohio, N.A. believes that it may perform the services for the Victory Portfolios contemplated by the Prospectus, this Statement of Additional Information, and the Shareholder Servicing Agreement with the Victory Portfolios (as described below) without violation of applicable statutes and regulations and has so represented in such Shareholder Servicing Agreement. Future changes in either federal or state statutes and regulations relating to the permissible activities of banks or bank holding companies and the subsidiaries or affiliates of those entities, as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations, could prevent or restrict Key Trust Company of Ohio, N.A., Key Advisers or the Sub-

Adviser from continuing to perform such services for the Victory Portfolios. Depending upon the nature of any changes in the services which could be provided by Key Trust Company of Ohio, N.A., Key Advisers or the Sub-Adviser the Trustees of the Victory Portfolios would review the Victory Portfolios' relationship with Key Trust Company of Ohio, N.A., Key Advisers or the Sub-Adviser and consider taking all action necessary in the circumstances.



         Should future legislative, judicial, or administrative action prohibit or restrict the proposed activities of Key Trust Company of Ohio, N.A., Key Advisers or the Sub-Adviser and its affiliated and correspondent banks and other non-bank affiliates in connection with customer purchases of shares of the Victory Portfolios, the banks and such non-bank affiliates might be required to alter materially or discontinue the services offered by them to customers. It is not anticipated, however, that any change in the Victory Portfolios' method of operations would affect its net asset value per share or result in financial losses to any customer.



         From time to time, advertisements, supplemental sales literature and information furnished to present or prospective shareholders of the Fund may include descriptions of Key Trust Company of Ohio, N.A., Key Advisers and the Sub-Adviser including, but not limited to, (i) descriptions of the operations of Key Trust Company of Ohio, N.A., Key Advisers and the Sub-Adviser; (ii) descriptions of certain personnel and their functions; and (iii) statistics and rankings related to the operations of Key Trust Company of Ohio, N.A., Key Advisers and the Sub-Adviser.



Portfolio Transactions



         Pursuant to the Investment Advisory Agreement (and Sub-Advisory Agreement), Key Advisers or the Sub-Adviser determines, subject to the general supervision of the Trustees of the Victory Portfolios, and in accordance with the Fund's investment objective and restrictions, which securities are to be purchased and sold by the Fund, and which brokers are to be eligible to execute its portfolio transactions. Purchases from underwriters and/or broker-dealers of portfolio securities include a commission or concession paid by the issuer to the underwriter and/or broker-dealer and purchases from dealers serving as market makers may include the spread between the bid and asked price. While Key Advisers and the Sub-Adviser generally seek competitive prices (inclusive of any spreads or commission), the Fund may not necessarily pay the lowest prices available on each transaction, for reasons discussed below.



         Allocation of transactions, including their frequency, to various dealers is determined by Key Advisers or the Sub-Adviser in their best judgment and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. Subject to this consideration, dealers who provide supplemental investment research to Key Advisers or the Sub-Adviser may receive orders for transactions by the Victory Portfolios. Information so received is in addition to and not in lieu of services required to be performed by Key Advisers or the Sub-Adviser and does not reduce the advisory (sub-advisory) fees payable to Key Advisers or the Sub-Adviser by the Victory Portfolios. Such information may be useful to Key Advisers or the Sub-Adviser in serving both the Victory Portfolios and other clients and, conversely, such research supplemental information obtained by the placement of orders on behalf of other clients may be useful to Key Advisers or the Sub- Adviser in carrying out its obligations to the Victory Portfolios. In the future, the Trustees may also authorize the allocation of brokerage to affiliated broker-dealers on an agency basis to effect portfolio transactions. In such event, the Trustees will adopt procedures incorporating the standards of Rule 17e-1 under the 1940 Act, which requires that the commission paid to affiliated broker-dealers must be "reasonable and fair compared to the commission, fee or other remuneration received, or to be received, by other brokers in connection with comparable transactions involving similar securities during a comparable period of time." At times, the Fund may also purchase portfolio securities directly from dealers acting as principals, underwriters or market makers. As these transactions are usually conducted on a net basis, no brokerage commissions are paid by the Fund.

         The Victory Portfolios will not execute portfolio transactions through, acquire portfolio securities issued by, make savings deposits in, or enter into repurchase or reverse repurchase agreements with Key Advisers, the Sub-Adviser, Key Trust Company of Ohio, N.A. or its affiliates, Concord Holding Corporation, Victory Broker-Dealer Services, Inc. or their affiliates, and will not give preference to Key Trust Company of Ohio, N.A.'s correspondent banks or affiliates, or Concord Holding Corporation or Victory Broker-Dealer Services, Inc. with respect to such transactions, securities, savings deposits, repurchase agreements, and reverse repurchase agreements.



         Investment decisions for the Fund are made independently from those for the other funds or any other investment company or account managed by Key Advisers (or Society). Any such other investment company or account may also invest in the same securities as a particular fund. When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and another fund, investment company or account, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which Key Advisers (or Society) believes to be equitable to the Fund and such other fund, investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained by the Fund. To the extent permitted by law, Key Advisers (or Society) may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for the other funds or for other investment companies or accounts in order to obtain best execution. As provided by the Investment Advisory (and Sub-Advisory) Agreement, in making investment recommendations for the Victory Portfolios, Key Advisers (or Society) will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by a Fund is a customer of Society, its parents or subsidiaries or affiliates and, in dealing with their commercial customers, Key Advisers (Society), its parents, subsidiaries, and affiliates will not inquire or take into consideration whether securities of such customers are held by the Victory Portfolios.



         In the fiscal years ended October 31, 1994 and October 31, 1995, the Fund paid $469 and $____ in brokerage commissions.



Administrator



         Currently, Concord Holding Corporation ("CHC") serves as general
manager and administrator (the "Administrator") to the Fund.   The Administrator
assists in supervising all operations of the Fund (other than those performed by Key Advisers or the Sub- Adviser under the Investment Advisory Agreement and Sub-Advisory Agreement. Prior to June, 1995, The Winsbury Company ("Winsbury") served as the Fund's administrator.



         CHC receives a fee from the Fund for its services as Administrator and expenses assumed pursuant to the Administration Agreements, calculated daily and paid monthly, at the annual rate of fifteen one hundredths of one percent (.15%) of the Fund's average daily net assets. CHC may periodically waive all or a portion of its fee with respect to the Fund in order to increase the net income of the Fund available for distribution as dividends.



         Unless sooner terminated, the Administration Agreement will continue in effect as to the Fund for a period of two years, and for consecutive one-year terms thereafter, provided that such continuance is ratified at least annually by the Victory Portfolios' Board of Trustees or by vote of a majority of the outstanding shares of the Fund, and in either case by a majority of the Trustees who are not parties to the Administration Agreement or interested persons (as defined in the 1940 Act) of any party to the Administration Agreement, by votes cast in person at a meeting called for such purpose.



         The Administration Agreement provides that CHC shall not be liable for any error of judgment or mistake of law or any loss suffered by the Victory Portfolios in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith, or gross negligence in the performance of its duties, or from the reckless disregard by it of its obligations and duties thereunder.

         Under the Administration Agreement, CHC assists in the Fund's administration and operation, including providing statistical and research data, clerical services, internal compliance and various other administrative services, including among other responsibilities, forwarding certain purchase and redemption requests to the Transfer Agent, participation in the updating of the prospectus, coordinating the preparation, filing, printing and dissemination of reports to shareholders, coordinating the preparation of income tax returns, arranging for the maintenance of books and records and providing the office facilities necessary to carry out the duties thereunder. Under the Administration Agreement, CHC may delegate all or any part of its responsibilities thereunder.



         In the fiscal years ended October 31, 1993, October 31, 1994 and October 31, 1995, the Fund paid to Winsbury and CHC aggregate administration fees of $151,653, $235,613 and $______, respectively, after fee reductions of $1,711, $13,621 and $_____, respectively.



Business Management Agreement



         In connection with its obligations under the Investment Sub-Advisory Agreement, the Sub-Adviser has entered into a Business Management Agreement with Key Advisers, pursuant to which Key Advisers provides certain administrative and support services to the Sub-Adviser. Such services include preparing reports to the Victory Portfolios' Board of Trustees, recordkeeping services, and services rendered in connection with the preparation of regulatory filings and other reports, and regulatory and other administrative and compliance systems and support services.



         For such services to the Fund the Sub-Adviser pays fees to Key Advisers which vary according to a sliding scale containing "breakpoints" at which decreases in the business management fees correspond to increases in the average daily net asset values of the Fund as follows:



                 Net Assets                   Rate of Business
                 of the Fund                  Management Fee*
                 -----------                  ---------------
                 Up to $10,000,000                 0.25%
                 Next $15,000,000                  0.15%
                 Next $25,000,000                  0.10%
                 Above $50,000,000                 0.05%



                 -----------------

                 *        As a percentage of average daily net assets.




Shareholder Servicing Plan



         The Victory Portfolios, on behalf of the Fund, has adopted a Shareholder Servicing Plan to provide payments to shareholder servicing agents (each a "Shareholder Servicing Agent") that provide administrative support services to customers who may from time to time beneficially own shares, which services include: (i) aggregating and processing purchase and redemption requests for shares from customers and promptly transmitting net purchase and redemption orders to our distributor or transfer agent; (ii) providing customers with a service that invests the assets of their accounts in shares pursuant to specific or pre-authorized instructions; (iii) processing dividend and distribution payments from the Victory Portfolios on behalf of customers;
(iv) providing information periodically to customers showing their positions in shares; (v) arranging for bank wires; (vi) responding to customer inquiries concerning their investment in shares; (vii) providing subaccounting with respect to shares beneficially owned by customers or providing the information to the Victory Portfolios necessary for subaccounting; (viii) if required by law, forwarding shareholder communications from us (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to customers;
(ix) forwarding to customers proxy statements and proxies containing any proposals regarding this Plan; and (x) providing such other similar services as we may reasonably request to the extent you are permitted to do so under applicable statutes, rules or regulations. For expenses incurred and services provided pursuant to the Shareholder Servicing Agreement, the Fund pays each Shareholder Servicing Agent a fee computed daily and paid monthly, in amounts aggregating not more than twenty-five one-hundredths of one percent (.25%) of the average daily net assets of the Fund per year. A Shareholder Servicing Agent may periodically waive all or a portion of its respective shareholder servicing fees with respect to the Fund to increase the net income of the Fund available for distribution as dividends.



Expenses



         The Fund bears the following expenses relating to its operations: taxes, interest, brokerage fees and commissions, fees of the Trustees of the Victory Portfolios, Commission fees, state securities qualification fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to current shareholders, outside auditing and legal expenses, advisory and administration fees, fees and out-of-pocket expenses of the custodian and transfer agent, certain insurance premiums, costs of maintenance of the Fund's existence, costs of shareholders' reports and meetings, and any extraordinary expenses incurred in the Fund's operation.



         If total expenses borne by the Fund in any fiscal year exceeds expense limitations imposed by applicable state securities regulations, Key Advisers, the Sub-Adviser or the Administrator will waive their fees to the extent such excess expenses exceed such expense limitation in proportion to their respective fees. As of the date of this Statement of Additional Information, the most restrictive expense limitation applicable to the Fund limits its aggregate annual expenses, including management and advisory fees but excluding interest, taxes, brokerage commissions, and certain other expenses, to 2.5% of the first $30 million of its average net assets, 2.0% of the next $70 million of its average net assets, and 1.5% of its remaining average net assets. Any expenses to be borne by Key Advisers, Sub-Adviser or the Administrator will be estimated daily and reconciled and paid on a monthly basis. Fees imposed upon customer accounts by Key Advisers, the Sub-Adviser, Key Trust Company of Ohio, N.A. or its correspondents, affiliated banks and other non-bank affiliates for cash management services are not fund expenses for purposes of any such expense limitation.


Distributor


         Victory Broker-Dealer Services, Inc. (the "Distributor") serves as distributor for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor of the Victory Portfolios.
Unless otherwise terminated, the Distribution Agreement will remain in effect with respect to the Fund for two years, and thereafter for consecutive one-year terms, provided that it is approved at least annually (i) by the Victory Portfolios' Trustees or by the vote of a majority of the outstanding shares of the Fund, and (ii) by the vote of a majority of the Trustees of the Victory Portfolios who are not parties to the Distribution Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate in the event of its assignment, as defined in the 1940 Act. For the Funds' fiscal years ended October 31, 1994, and October 31, 1995, [Winsbury] received $212,021 and $______, respectively, in underwriting commissions, and retained $15 and $___, respectively.


Fund Accountant



         BISYS Fund Services Ohio, Inc. serves as fund accountant for The Fund pursuant to a fund accounting agreement with the Victory Portfolios dated June 5, 1995 (the "Fund Accounting Agreement"). As fund accountant for the Victory Portfolios, BISYS Fund Services Ohio, Inc. calculates the Fund's net asset value, the dividend and capital gain distributions, if any, and the yield. BISYS Fund Services Ohio, Inc. also provides a current security position report, a summary report of transactions and pending maturities, a current cash position report, and maintains the general ledger accounting records for the Fund. Under the Fund Accounting Agreement, BISYS Fund

Services Ohio, Inc. is entitled to receive annual fees of .03% of the first $100 million of the Fund's daily average net assets, .02% of the next $100 million of the Fund's daily average net assets, and .01% of the Fund's remaining daily average net assets. These annual fees are subject to a minimum monthly assets charge of $2,917 per tax-free Fund and do not include out-of-pocket expenses or multiple class charges of $833 per month assessed for each class of shares after the first class. In the fiscal years ended October 31, 1993, October 31, 1994, and October 31, 1995, the Victory Portfolios paid The Winsbury Service Corporation fund accounting fees (after fee waivers) of $60,563.69, $106,719 and $______, respectively, for the Fund.



Custodian



         Cash and securities owned by the Fund are held by Key Trust Company of Ohio, N.A. as custodian. Key Trust Company of Ohio, N.A. serves as custodian to the Fund pursuant to a Custodian Agreement dated May 24, 1995. Under this Agreement, Key Trust Company of Ohio, N.A. (i) maintains a separate account or accounts in the name of the Fund; (ii) makes receipts and disbursements of money on behalf of the Fund; (iii) collects and receives all income and other payments and distributions on account of portfolio securities; (iv) responds to correspondence from security brokers and others relating to its duties; and (v) makes periodic reports to the Victory Portfolios' Trustees concerning the Victory Portfolios' operations. Key Trust Company of Ohio, N.A. may, with the approval of the Victory Portfolios and the custodian's own expense, open and maintain a sub-custody account or accounts on behalf of the Fund, provided that Key Trust Company of Ohio, N.A. shall remain liable for the performance of all of its duties under the Custodian Agreement.



Transfer Agent



         The Primary Funds Service Corporation ("PFSC") serves as transfer agent and dividend disbursing agent for each fund, pursuant to a Transfer Agency and Shareholder Servicing Agreement. Under its agreement with the Victory Portfolios, PFSC has agreed (i) to issue and redeem shares of the Victory Portfolios; (ii) to address and mail all communications by the Victory Portfolios to its shareholders, including reports to shareholders, dividend and distribution notices, and proxy material for its meetings of shareholders; (iii) to respond to correspondence or inquiries by shareholders and others relating to its duties; (iv) to maintain shareholder accounts and certain sub-accounts; and
(v) to make periodic reports to the Victory Portfolios' Trustees concerning the Victory Portfolios' operations. For the services provided under the Transfer Agency and Shareholder Servicing Agreement, PFSC receives a maximum monthly fee of $1,250 per fund to a maximum of $3.50 per account per fund.



Auditors



The financial highlights appearing in the Prospectus for the Fund, other than unaudited information marked as such, has been derived from financial statements of the Fund incorporated by reference in this Statement of Additional Information which, for the two month period ended October 31, 1995 and fiscal year ended August 31, 1995, has been audited by Coopers & Lybrand L.L.P. as set forth in their report incorporated by reference herein, and are included in reliance upon such report and on the authority of such firm as experts in auditing and accounting. Information for the fiscal year ended August 31, 1994 has been audited by KPMG Peat Marwick L.L.P., independent accountants for the Predecessor Fund, as set forth in their report incorporated by reference herein, and are included in reliance upon such report and on the authority of such firm as experts in auditing and accounting. Information for all other periods has been audited by Ernst & Young, L.L.P., independent accountants to the predecessor to the Predecessor Fund. Coopers & Lybrand L.L.P. serves as the Victory Portfolios' auditors. Coopers & Lybrand L.L.P.'s address is 100 East Broad Street, Columbus, Ohio 43215.


Legal Counsel

         Kramer, Levin, Naftalis, Nessen, Kamin & Frankel, 919 Third Avenue, New York, New York 10022 is counsel to the Victory Portfolios.

                             ADDITIONAL INFORMATION



Description of Shares



          The Victory Portfolios (sometimes referred to as the "Trust") is a Delaware business trust. Its Delaware Trust Instrument was adopted on December 6, 1995 and a Certificate of Trust for the Trust was filed in Delaware on December __, 1995.



         The previously effective Massachusetts Declaration of Trust, pursuant to which the Victory Portfolios was originally called the North Third Street Fund, was filed with the Secretary of State of the Commonwealth of Massachusetts on February 6, 1986. On September 22, 1986, an Amended and Restated Declaration of Trust was filed to change the name of the Trust to The Emblem Fund and to make certain other changes. A second amendment was filed October 23, 1986 providing for voting of shares in the aggregate except where voting of shares by series is otherwise required by law. An amendment to the Amended and Restated Declaration of Trust was filed on March 15, 1993 to change the name of the Trust to The Society Funds. An Amended and Restated Declaration of Trust was then filed on September 2, 1994 to change the name of the Trust to The Victory Portfolios.


         The currently effective Delaware Trust Instrument authorizes the Trustees to issue an unlimited number of shares, which are units of beneficial interest, without par value. The Victory Portfolios presently has twenty-eight series of shares, which represent interests in the U.S. Government Obligations Fund, the Prime Obligations Fund, the Tax-Free Money Market Fund, the Balanced Fund, the Stock Index Fund, the Value Fund, the Fund, the Growth Fund, the Special Value Fund, the Special Growth Fund, the Ohio Regional Stock Fund, the International Growth Fund, the Limited Term Income Fund, the Government Mortgage Fund, the Ohio Municipal Bond Fund, the Intermediate Income Fund, the Investment Quality Bond Fund, the Florida Tax-Free Bond Fund, the Municipal Bond Fund, the Convertible Securities Fund, the Short-Term U.S. Government Income Fund, the Government Bond Fund, the Fund for Income, the National Municipal Bond Fund, the New York Tax-Free Fund, the Institutional Money Market Fund, the Financial Reserves Fund and the Ohio Municipal Money Market Fund, respectively. The Victory Portfolios' Delaware Trust Instrument authorizes the Trustees to divide or redivide any unissued shares of the Victory Portfolios into one or more additional series by setting or changing in any one or more respects their respective preferences, conversion or other rights, voting power, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption.


         Shares have no subscription or preemptive rights and only such conversion or exchange rights as the Trustees may grant in their discretion. When issued for payment as described in the Prospectus and this Statement of Additional Information, the Victory Portfolios' shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of the Victory Portfolios, shares of the Fund are entitled to receive the assets available for distribution belonging to the Fund, and a proportionate distribution, based upon the relative asset values of the Victory Portfolios, of any general assets not belonging to any particular fund which are available for distribution.


         As described in the Prospectus under the caption "ADDITIONAL INFORMATION -- Voting Rights," shares of the Victory Portfolios are entitled to one vote per share (with proportional voting for fractional shares) on such matters as shareholders are entitled to vote. On any matter submitted to a vote of the shareholders, all shares are voted separately by individual series (funds), and whenever the Trustees determine that the matter affects only certain series, may be submitted for a vote by only such series, except (i) when required by the 1940 Act, shares are voted in the aggregate and not by individual series; and (ii) when the Trustees have determined that the matter affects the interests of more than one series and that voting by shareholders of all series would be consistent with the 1940 Act, then the shareholders of all such series shall be entitled to vote thereon (either by individual series or by shares voted in the aggregate, as the Trustees in their discretion may determine). The Trustees may also determine that a matter affects only the interests of one or more classes of a series, in which case (or if required under the 1940 Act) such matter shall be voted on by such class or classes. There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees have been elected by the shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. In addition, Trustees may be removed from office by a vote of the holders of at least two-thirds of the outstanding shares of the Victory Portfolios. A meeting shall be held for such purpose upon the written request of the holders of not less than 10% of the outstanding shares. Upon written request by ten or more shareholders meeting the qualifications of Section 16(c) of the 1940 Act, (i.e., person who have been shareholders for at least six months, and who hold shares having an NAV of at least $25,000 or constituting 1% of the outstanding shares) stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Victory Portfolios will provide a list of shareholders or disseminate appropriate materials (at the expense of the requesting shareholders). Except as set forth above, the Trustees shall continue to hold office and may appoint their successors.

         Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Victory Portfolios shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each fund of the Victory Portfolios affected by the matter. For purposes of determining whether the approval of a majority of the outstanding shares of a fund will be required in connection with a matter, a fund will be deemed to be affected by a matter unless it is clear that the interests of each fund in the matter are identical, or that the matter does not affect any interest of the fund. Under Rule 18f-2, the approval of an investment advisory agreement or any change in investment policy would be effectively acted upon with respect to a fund only if approved by a majority of the outstanding shares of such fund. However, Rule 18f-2 also provides that the ratification of independent public accountants, the approval of principal underwriting contracts, and the election of Trustees may be effectively acted upon by shareholders of all of the Victory Portfolios voting without regard to series.


Shareholder and Trustee Liability



         The Delaware Business Trust Act provides that a shareholder of a Delaware business trust shall be entitled to the same limitation of personal liability extended to shareholders of Delaware corporations. The Delaware Trust Instrument also provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his or her being or having been a shareholder. The Delaware Trust Instrument also provides that the Victory Portfolios shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Victory Portfolios, and shall satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered to be extremely remote.



         The Delaware Trust Instrument states further that no Trustee, officer, or agent of the Victory Portfolios shall be personally liable in connection with the administration or preservation of the assets of the Funds or the conduct of the Victory Portfolios' business; nor shall any Trustee, officer, or agent be personally liable to any person for any action or failure to act except for his own bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties. The Declaration of Trust also provides that all persons having any claim against the Trustees or the Victory Portfolios shall look solely to the assets of the Victory Portfolios for payment.



Miscellaneous



         As used in the Prospectus and in this Statement of Additional Information, "assets belonging to a fund" (or "assets belonging to the Fund") means the consideration received by the Victory Portfolios upon the issuance or sale of shares in that fund, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale, exchange, or liquidation of such investments, and any funds or payments derived from any reinvestment of such proceeds and any general assets of the Victory Portfolios, which general liabilities and expenses are not readily identified as belonging to a particular fund (or the Fund) that are allocated to that fund (or the Fund) by the Victory Portfolios' Trustees. The Trustees may allocate such general assets in any manner they deem fair and equitable. It is anticipated that the formula that will be used by the Trustees in making allocations of general assets to a particular fund of the Victory Portfolios will be the relative net asset value of the respective fund at the time of allocation. Assets belonging to a particular fund are charged with the direct liabilities and expenses of that fund, and with a share of the general liabilities and expenses of each of the funds not readily identified as belonging to a particular fund that are allocated to each fund in accordance with its proportionate share of the net asset values of the Victory Portfolios at the time of allocation. The timing of allocations of general assets and general liabilities and expenses of the Victory Portfolios to a particular fund will be determined by the Trustees of the Victory Portfolios and will be in accordance with generally accepted accounting principles. Determinations by the Trustees of the Victory Portfolios as to the timing of the allocation of general liabilities and expenses and as to the timing and allocable portion of any general assets with respect to a particular fund are conclusive.


         As used in the Prospectus and in this Statement of Additional Information, a "vote of a majority of the outstanding shares" or a "vote of a majority of the outstanding voting securities" of the Victory Portfolios or a particular fund means the affirmative vote of the lesser of (a) 67% or more of the shares of the Victory Portfolios or such fund present at a meeting at which the holders of more than 50% of the outstanding shares of the Victory Portfolios or such fund are represented in person or by proxy, or (b) more than 50% of the outstanding shares of the Victory Portfolios or such fund.

         Organizational expenses are allocated to each of the Victory Portfolios and are amortized over a period of two years from the commencement of the public offering of shares of the Victory Portfolios.

         The Victory Portfolios is registered with the Commission as an open-end management investment company. Such registration does not involve supervision by the Commission of the management or policies of the Victory Portfolios.

         The Prospectus and this Statement of Additional Information omit certain of the information contained in the Registration Statement filed with the Commission. Copies of such information may be obtained from the Commission upon payment of the prescribed fee.

         The Prospectus and this Statement of Additional Information are not an offering of the securities herein described in any state in which such offering may not lawfully be made. No salesman, dealer, or other person is authorized to give any information or make any representation other than those contained in the Prospectus and this Statement of Additional Information.


         The 1995 Annual Report to shareholders of The Victory Portfolios is incorporated by reference herein. This report includes the financial statements for fiscal year ended October 31, 199. The opinion in the Annual Report of Coopers & Lybrand L.L.P., independent accountants, is incorporated by reference herein in its entirety to such Annual Report, and such financial statements are incorporated in their entirety in reliance upon such report of Coopers & Lybrand L.L.P. and on the authority of such firm as experts in auditing and accounting.



         Delaware law authorizes electronic or telephonic communications between shareholders and the Victory Portfolios. Under Delaware law, the Successor Company has the flexibility to respond to future business contingencies. For example, the Trustees will have the power to incorporate the Victory Portfolios, to merge or consolidate it with another entity, to cause each fund to become a separate trust, and to change the Victory Portfolios' domicile without a shareholder vote. This flexibility could help reduce the expense and frequency of future shareholder meetings for non-investment related issues.

INDEPENDENT AUDITOR'S REPORT

FINANCIAL STATEMENTS

                                    APPENDIX



         The nationally recognized statistical rating organizations (individually, an "NRSRO") that may be utilized by Key Advisers or the Sub-Adviser with regard to portfolio investments for the Funds include Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P"), Duff & Phelps, Inc. ("Duff"), Fitch Investors Service, Inc. ("Fitch"), IBCA Limited and its affiliate, IBCA Inc. (collectively, "IBCA"), and Thomson BankWatch, Inc. ("Thomson"). Set forth below is a description of the relevant ratings of each such NRSRO. The NRSROs that may be utilized by Key Advisers or the Sub-Adviser and the description of each NRSRO's ratings is as of the date of this Statement of Additional Information, and may subsequently change.


         Long-Term Debt Ratings (may be assigned, for example, to corporate and municipal bonds)

         Description of the five highest long-term debt ratings by Moody's (Moody's applies numerical modifiers (e.g., 1, 2, and 3) in each rating category to indicate the security's ranking within the category):

         Aaa. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

         A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

         Baa. Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba. Bonds which are rated Ba are judged to have speculative elements - their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times in the future. Uncertainty of position characterizes bonds in this class.

         Description of the five highest long-term debt ratings by S&P (S&P may apply a plus (+) or minus (-) to a particular rating classification to show relative standing within that classification):

         AAA. Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

         AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

         A. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         BBB. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

         BB. Debt rated BB is regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

         Description of the three highest long-term debt ratings by Duff:

         AAA. Highest credit quality. The risk factors are negligible being only slightly more than for risk-free U.S. Treasury debt.

         AA+.    High credit quality Protection factors are strong.

         AA.     Risk is modest but may vary slightly from time to time

         AA-.    because of economic conditions.

         A+.     Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

         Description of the three highest long-term debt ratings by Fitch (plus or minus signs are used with a rating symbol to indicate the relative position of the credit within the rating category):

         AAA. Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

         AA. Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA."
         Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issues is generally rated "[-]+."

         A. Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

         IBCA's description of its three highest long-term debt ratings:

         AAA. Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly.

         AA. Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic, or financial conditions may increase investment risk albeit not very significantly.

         A. Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.


         Short-Term Debt Ratings (may be assigned, for example, to commercial paper, master demand notes, bank instruments, and letters of credit)

         Moody's description of its three highest short-term debt ratings:

         Prime-1. Issuers rated Prime-1 (or supporting institutions) have a superior capacity for repayment of senior short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by many of the following characteristics:

         -       Leading market positions in well-established industries.

         -       High rates of return on funds employed.

         - Conservative capitalization structures with moderate reliance on debt and ample asset protection.

         - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

         - Well-established access to a range of financial markets and assured sources of alternate liquidity.

         Prime-2. Issuers rated Prime-2 (or supporting institutions) have a strong capacity for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         Prime-3. Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

         S&P's description of its three highest short-term debt ratings:

         A-1. This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to have extremely strong safety characteristics are denoted with a plus sign (+).

         A-2. Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

         A-3. Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

         Duff's description of its five highest short-term debt ratings (Duff incorporates gradations of "1+" (one plus) and "1-" (one minus) to assist investors in recognizing quality differences within the highest rating category):

         Duff 1+. Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

         Duff 1. Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

         Duff 1-. High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

         Duff 2. Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

         Duff 3. Satisfactory liquidity and other protection factors qualify issue as to investment grade.

         Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

         Fitch's description of its four highest short-term debt ratings:

         F-1+. Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

         F-1. Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

         F-2. Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ or F-1 ratings.

         F-3. Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

         IBCA's description of its three highest short-term debt ratings:

         A+. Obligations supported by the highest capacity for timely repayment.

         A1. Obligations supported by a very strong capacity for timely repayment.

         A2. Obligations supported by a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

Short-Term Loan/Municipal Note Ratings

         Moody's description of its two highest short-term loan/municipal note ratings:

         MIG-1/VMIG-1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

         MIG-2/VMIG-2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

         S&P's description of its two highest municipal note ratings:

         SP-1. Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

         SP-2.  Satisfactory capacity to pay principal and interest.

Short-Term Debt Ratings

         Thomson BankWatch, Inc. ("TBW") ratings are based upon a qualitative and quantitative analysis of all segments of the organization including, where applicable, holding company and operating subsidiaries.

         TBW Ratings do not constitute a recommendation to buy or sell securities of any of these companies. Further, TBW does not suggest specific investment criteria for individual clients.

         The TBW Short-Term Ratings apply to commercial paper, other senior short-term obligations and deposit obligations of the entities to which the rating has been assigned.

         The TBW Short-Term Ratings apply only to unsecured instruments that have a maturity of one year or less.

         The TBW Short-Term Ratings specifically assess the likelihood of an untimely payment of principal or interest.

         TBW-1. The highest category; indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

         TBW-2. The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".

         TBW-3. The lowest investment grade category; indicates that while more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

         TBW-4. The lowest rating category; this rating is regarded as non-investment grade and therefore speculative.

Definitions of Certain Money Market Instruments

Commercial Paper

         Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper normally have maturities of less than nine months and fixed rates of return.

Certificates of Deposit

         Certificates of Deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return.

Bankers' Acceptances

         Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity.

U.S. Treasury Obligations

         U.S. Treasury Obligations are obligations issued or guaranteed as to payment of principal and interest by the full faith and credit of the U.S. Government. These obligations may include Treasury bills, notes and bonds, and issues of agencies and instrumentalities of the U.S. Government, provided such obligations are guaranteed as to payment of principal and interest by the full faith and credit of the U.S. Government.

U.S. Government Agency and Instrumentality Obligations

         Obligations issued by agencies and instrumentalities of the U.S. Government include such agencies and instrumentalities as the Government National Mortgage Association, the Export-Import Bank of the United States, the Tennessee Valley Authority, the Farmers Home Administration, the Federal Home Loan Banks, the Federal Intermediate Credit Banks, the Federal Farm Credit Banks, the Federal Land Banks, the Federal Housing Administration, the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, and the Student Loan Marketing Association. Some of these obligations, such as those of the Government National Mortgage Association are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law. A Fund will invest in the obligations of such instrumentalities only when the investment adviser believes that the credit risk with respect to the instrumentality is minimal.

                       STATEMENT OF ADDITIONAL INFORMATION

                             THE VICTORY PORTFOLIOS

                                 THE GROWTH FUND

                                  March 1, 1996


         This Statement of Additional Information is not a Prospectus, but should be read in conjunction with the Prospectus of The Victory Portfolios - The Growth Fund, dated the same date as the date hereof (the "Prospectus"). This Statement of Additional Information is incorporated by reference in its entirety into the Prospectus. Copies of the Prospectus may be obtained by writing The Victory Portfolios at Primary Funds Service Corporation, P.O. Box 9741, Providence, RI 02940-9741, or by telephoning toll free 800-539-FUND or 800-539-3863.


Investment Policies and Limitations              1          INVESTMENT ADVISER
Valuation of Portfolio Securities               10          KeyCorp Mutual Fund Advisers, Inc.
Additional Purchase, Exchange
    and Redemption Information                  14          INVESTMENT SUB-ADVISER
Management of the Victory Portfolios            18          Society Asset Management, Inc
Advisory and Other Contracts                    26
Additional Information                          33          ADMINISTRATOR
Independent Auditor's Report                    36          Concord Holding Corporation
Financial Statements                            36
Appendix                                        37          DISTRIBUTOR
                                                            Victory Broker-Dealer Services, Inc.

                                                            TRANSFER AGENT
                                                            Primary Funds Service Corporation

                                                            CUSTODIAN
                                                            Key Trust Company of Ohio, N.A.

                       STATEMENT OF ADDITIONAL INFORMATION



         The Victory Portfolios (the "Victory Portfolios") is an open-end management investment company. The Victory Portfolios consist of twenty-eight series of units of beneficial interest ("shares"), four of which series are currently inactive. The outstanding shares represent the twenty-four separate investment portfolios which are currently active. This Statement of Additional Information relates to the Victory Growth Fund (the "Fund") only. Much of the information contained in this Statement of Additional Information expands on subjects discussed in the Prospectus. Capitalized terms not defined herein are used as defined in the Prospectus. No investment in shares of the Fund should be made without first reading the Fund's Prospectus.



                       INVESTMENT POLICIES AND LIMITATIONS



Additional Information Regarding Fund Instruments



         The following policies supplement the investment objectives and policies of the Fund set forth in the Prospectus.



         Bankers' Acceptances and Certificates of Deposit. The Fund may invest in bankers' acceptances, certificates of deposit, and demand and time deposits. Bankers' acceptances are negotiable drafts or bills of exchange typically drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return.



         Bankers' acceptances will be those guaranteed by domestic and foreign banks, if at the time of purchase such banks have capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements). Certificates of deposit and demand and time deposits invested in by the Fund will be those of domestic and foreign banks and savings and loan associations, if (a) at the time of purchase such financial institutions have capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements) or (b) the principal amount of the instrument is insured in full by the Federal Deposit Insurance Corporation or the Savings Association Insurance Fund.



         The Fund may also invest in Eurodollar Certificates of Deposit ("ECDs") which are U.S. dollar-denominated certificates of deposit issued by branches of foreign and domestic banks located outside the United States, Yankee Certificates of Deposit ("Yankee CDs") which are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States, Eurodollar Time Deposits ("ETDs") which are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or a foreign bank, and Canadian Time Deposits ("CTDs") which are U.S. dollar-denominated certificates of deposit issued by Canadian offices of major Canadian Banks.



         Commercial Paper. Commercial paper consists of unsecured promissory notes issued by corporations. Except as noted below with respect to variable amount master demand notes, issues of commercial paper normally have maturities of less than nine months and fixed rates of return.



         The Fund will purchase only commercial paper rated in one of the two highest categories at the time of purchase by an NRSRO or, if not rated, found by the Victory Portfolios' Board of Trustees to present minimal credit risks and to be of comparable quality to instruments that are rated high quality (i.e., in one of the two top ratings categories) by a NRSRO that is neither controlling, controlled by, or under common control with the issuer of, or any issuer, guarantor, or provider of credit support for, the instruments. For a description of the rating symbols of each NRSRO see the Appendix to this Statement of Additional Information.



         Variable Amount Master Demand Notes. Variable amount master demand notes in which the Fund may invest are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Although there is no secondary market for these notes, the Fund may demand payment of principal and accrued interest at any time and may resell the notes at any time to a third party. The absence of an active secondary market, however, could make it difficult for the Fund to dispose of a variable amount master demand note if the issuer defaulted on its payment obligations, and the Fund could, for this or other reasons, suffer a loss to the extent of the default. While the notes are not typically rated by credit rating agencies, issuers of variable amount master demand notes must satisfy the same criteria as set forth above for unrated commercial paper, and Key Advisers or the Sub-Adviser will continuously monitor the issuer's financial status and ability to make payments due under the instrument. Where necessary to ensure that a note is of "high quality," the Fund will require that the issuer's obligation to pay the principal of the note be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend. For purposes of the Fund's investment policies, a variable amount master note will be deemed to have a maturity equal to the longer of the period of time remaining until the next readjustment of its interest rate or the period of time remaining until the principal amount can be recovered from the issuer through demand. (See Variable and Floating Rate Notes, below.)



         Foreign Investment. The Fund may invest in securities issued by foreign branches of U.S. banks, foreign banks, or other foreign issuers, including American Depository Receipts ("ADRs") and securities purchased on foreign securities exchanges. Such investment may subject the Fund to investment risks that differ in some respects from those related to investments in obligations of U.S. domestic issuers or in U.S. securities markets. Such risks include future adverse political and economic developments, possible seizure, nationalization, or expropriation of foreign investments, less stringent disclosure requirements, the possible establishment of exchange controls or taxation at the source, and the adoption of other foreign governmental restrictions. Additional risks include currency exchange risks, less publicly available information, the risk that companies may not be subject to the accounting, auditing and financial reporting standards and requirements of U.S. companies, the risk that foreign securities markets may have less volume and therefore many securities traded in these markets may be less liquid and their prices are more volatile than U.S. securities, and the risk that custodian and brokerage costs may be higher. Permissible investments include obligations or securities of foreign issuers, foreign branches of U.S. banks and of foreign banks. The Fund will acquire such securities only when Key Advisers or the Sub-Adviser believes the risks associated with such investments are minimal.



         Variable and Floating Rate Notes. The Fund may acquire variable and floating rate notes, subject to its investment objectives, policies and restrictions. A variable rate note is one whose terms provide for the readjustment of its interest rate on set dates and which, upon such readjustment, can reasonably be expected to have a market value that approximates its par value. A floating rate note is one whose terms provide for the readjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. Such notes are frequently not rated by credit rating agencies; however, unrated variable and floating rate notes purchased by the Fund will only be those determined by Key Advisers or the Sub-Adviser, under guidelines established by the Trustees, to pose minimal credit risks and to be of comparable quality, at the time of purchase, to rated instruments eligible for purchase under the Fund's investment policies. In making such determinations, Key Advisers or the Sub-Adviser will consider the earning power, cash flow and other liquidity ratios of the issuers of such notes (such issuers include financial, merchandising, bank holding and other companies) and will continuously monitor their financial condition. Although there may be no active secondary market with respect to a particular variable or floating rate note purchased by the Fund, the Fund may resell the note at any time to a third party. The absence of an active secondary market, however, could make it difficult for the Fund to dispose of a variable or floating rate note in the event the issuer of the note defaulted on its payment obligations and the Fund could, for this or other reasons, suffer a loss to the extent of the default. Variable or floating rate notes may be secured by bank letters of credit.



         Variable or floating rate notes may have maturities of more than one year, as follows:



         1. A note that is issued or guaranteed by the United States government or any agency thereof and which has a variable rate of interest readjusted no less frequently than annually will be deemed by the Fund to have a maturity equal to the period remaining until the next readjustment of the interest rate.



         2. A variable rate note, the principal amount of which is scheduled on the face of the instrument to be paid in one year or less, will be deemed by the Fund to have a maturity equal to the period remaining until the next readjustment of the interest rate.



         3. A variable rate note that is subject to a demand feature scheduled to be paid in one year or more will be deemed by the Fund to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.



         4. A floating rate note that is subject to a demand feature will be deemed by the Fund to have a maturity equal to the period remaining until the principal amount can be recovered through demand.



         As used above, a note is "subject to a demand feature" where the Fund is entitled to receive the principal amount of the note either at any time on no more than 30 days' notice or at specified intervals not exceeding one year and upon no more than 30 days' notice.



         Options. The Fund may sell (write) call options which are traded on national securities exchanges with respect to common stock in its portfolio. The Fund must at all times have in its portfolio the securities which it may be obligated to deliver if the option is exercised. The Fund may write call options on its common stocks in an attempt to realize a greater level of income than would be realized on the securities alone. The Fund may also write call options as a partial hedge against a possible stock market decline or to extend a holding period on a stock which is under consideration for sale in order to create a long-term capital gain. In view of its investment objective, the Fund generally would write call options only in circumstances where Key Advisers or the Sub-Adviser does not anticipate significant appreciation of the underlying security in the near future or has otherwise determined to dispose of the security. As the writer of a call option, the Fund receives a premium for undertaking the obligation to sell the underlying security at a fixed price during the option period, if the option is exercised. So long as the Fund remains obligated as a writer of a call option, it forgoes the opportunity to profit from increases in the market price of the underlying security above the exercise price of the option, except insofar as the premium represents such a profit (and retains the risk of loss should the value of the underlying security decline). The Fund may also enter into "closing purchase transactions" in order to terminate its obligation as a writer of a call option prior to the expiration of the option. Although the writing of call options only on national securities exchanges increases the likelihood of the Fund's ability to make closing purchase transactions, there is no assurance that the Fund will be able to effect such transactions at any particular time or at any acceptable price. The writing of call options could result in increases in the Fund's portfolio turnover rate, especially during periods when market prices of the underlying securities appreciate.



         Futures Contracts. The Fund may enter into futures contracts, options on futures contracts and stock index futures contracts and options thereon for the purposes of remaining fully invested and reducing transaction costs. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security, class of securities, or an index at a specified future time and at a specified price. A stock index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of trading of the contracts and the price at which the futures contract is originally struck. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"), a U.S. Government agency.



         Although futures contracts by their terms call for actual delivery and acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position ("buying a contract which has previously been "sold," or "selling" a contract previously purchased) in an identical contract to terminate the position. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index. The acquisition of put and call options on futures contracts will, respectively, give the Fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period. Brokerage commissions are incurred when a futures contract is bought or sold.



         Futures traders are required to make a good faith margin deposit in cash or government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Initial margin deposits on futures contracts are customarily set at levels much lower than the prices at which the underlying securities are purchased and sold, typically ranging upward from less than 5% of the value of the contract being traded.



         After a futures contract position is opened, the value of the contract is marked-to-market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Fund expects to earn interest income on its margin deposits.



         When interest rates are expected to rise or market values of portfolio securities are expected to fall, the Fund can seek through the sale of futures contracts to offset a decline in the value of its portfolio securities. When interest rates are expected to fall or market values are expected to rise, the Fund, through the purchase of such contracts, can attempt to secure better rates or prices for the Fund than might later be available in the market when it effects anticipated purchases.



         The Funds will only sell futures contracts to protect securities it owns against price declines or purchase contracts to protect against an increase in the price of securities it intends to purchase.



         The Fund's ability to effectively utilize futures trading depends on several factors. First, it is possible that there will not be a perfect price correlation between the futures contracts and their underlying stock index. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that the Fund could lose more than the original margin deposit required to initiate a futures transaction.



         Restrictions on the Use of Futures Contracts. The Fund will not enter into futures contract transactions for purposes other than bona fide hedging purposes to the extent that, immediately thereafter, the sum of its initial margin deposits on open contracts exceeds 5% of the market value of the Fund's total assets. In addition, the Fund will not enter into futures contracts to the extent that the value of the futures contracts held would exceed 1/3 of the Fund's total assets. Futures transactions will be limited to the extent necessary to maintain the Fund's qualification as a regulated investment company.



         The Victory Portfolios have undertaken to restrict their futures contract trading as follows: first, the Victory Portfolios will not engage in transactions in futures contracts for speculative purposes; second, the Victory Portfolios will not market its funds to the public as commodity pools or otherwise as vehicles for trading in the commodities futures or commodity options markets; third, the Victory Portfolios will disclose to all prospective shareholders the purpose of and limitations on its funds' commodity futures trading; fourth, the Victory Portfolios will submit to the Commodity Futures Trading Commission ("CFTC") special calls for information. Accordingly, registration as a commodities pool operator with the CFTC is not required.



         In addition to the margin restrictions discussed above, transactions in futures contracts may involve the segregation of funds pursuant to requirements imposed by the Securities and Exchange Commission. Under those requirements, where the Fund has a long position in a futures contract, it may be required to establish a segregated account (not with a futures commission merchant or broker) containing cash or certain liquid assets equal to the purchase price of the contract (less any margin on deposit). For a short position in futures or forward contracts held by the Fund, those requirements may mandate the establishment of a segregated account (not with a futures commission merchant or broker) with cash or certain liquid assets that, when added to the amounts deposited as margin, equal the market value of the instruments underlying the futures contracts (but are not less than the price at which the short positions were established). However, segregation of assets is not required if the Fund "covers" a long position. For example, instead of segregating assets, the Fund, when holding a long position in a futures contract, could purchase a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the fund. In addition, where the Fund takes short positions, or engages in sales of call options, it need not segregate assets if it "covers" these positions. For example, where the Fund holds a short position in a futures contract, it may cover by owning the instruments underlying the contract. The Fund may also cover such a position by holding a call option permitting it to purchase the same futures contract at a price no higher than the price at which the short position was established. Where the Fund sells a call option on a futures contract, it may cover either by entering into a long position in the same contract at a price no higher than the strike price of the call option or by owning the instruments underlying the futures contract. The Fund could also cover this position by holding a separate call option permitting it to purchase the same futures contract at a price no higher than the strike price of the call option sold by the fund.



         In addition, the extent to which the Fund may enter into transactions involving futures contracts may be limited by the Internal Revenue Code's requirements for qualification as a registered investment company and the Fund's intention to qualify as such.



         Risk Factors in Futures Transactions. Positions in futures contracts may be closed out only on an exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments to maintain the required margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on the ability to effectively hedge them. The Fund will minimize the risk that it will be unable to close out a futures contract by only entering into futures contracts which are traded on national futures exchanges and for which there appears to be a liquid secondary market.



         The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. Because the deposit requirements in the futures markets are less onerous than margin requirements in the securities market, there may be increased participation by speculators in the futures market which may also cause temporary price distortions. A relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchaser or sale of a futures contract may result in losses in excess of the amount invested in the contract. However, because the futures strategies engaged in by the Fund are only for hedging purposes, Key Advisers and the Sub-Adviser do not believe that the Fund is subject to the risks of loss frequently associated with futures transactions. The Fund would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.



         Utilization of futures transactions by the Fund does involve the risk of imperfect or no correlation where the securities underlying futures contract have different maturities than the portfolio securities being hedged. It is also possible that the Fund could both lose money on futures contracts and also experience a decline in value of its portfolio securities. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the fund has an open position in a futures contract or related option.



         Puts. The Fund may acquire and sell put options on the securities held in its portfolio.



         A put is a right to sell a specified security (or securities) within a specified period of time at a specified exercise price. The Fund may sell, transfer, or assign a put only in conjunction with the sale, transfer, or assignment of the underlying security or securities. The amount payable to the Fund upon its exercise of a "put" is normally (i) the Fund's acquisition cost of the securities (excluding any accrued interest which the Fund paid on the acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the fund owned the securities, plus
(ii) all interest accrued on the securities since the last interest payment date during that period.



         Puts may be acquired by the Funds to facilitate the liquidity of its portfolio assets. Puts may also be used to facilitate the reinvestment of the Funds' assets at a rate of return more favorable than that of the underlying security. Puts may, under certain circumstances, also be used to shorten the maturity of underlying variable rate or floating rate securities for purposes of calculating the remaining maturity of those securities and the dollar-weighted average portfolio maturity of the Fund's assets. See "Variable and Floating Rate Notes" and "VALUATION" in this Statement of Additional Information.



         Temporary Investments. The Fund may also invest temporarily in high quality investments or cash during times of unusual market conditions for defensive purposes and in order to accommodate shareholder redemption requests although currently it does not intend to do so. Any portion of the Fund's assets maintained in cash will reduce the amount of assets in securities and thereby reduce the Fund's yield or total return.



         Miscellaneous Securities. The Fund can invest in various securities issued by domestic and foreign corporations, including preferred stocks and investment grade corporate bonds, notes, and warrants. Bonds are long-term corporate debt instruments secured by some or all of the issuer's assets, debentures are general corporate debt obligations backed only by the integrity of the borrower, and warrants are instruments that entitle the holder to purchase a certain amount of common stock at a specified price, which price is usually higher than the current market price at the time of issuance. Preferred stocks are instruments that combine qualities both of equity and debt securities. Individual issues of preferred stock will have those rights and liabilities that are spelled out in the governing document. Preferred stocks usually pay a fixed dividend per quarter (or annum) and are senior to common stock in terms of liquidation and dividends rights, and preferred stocks typically do not have voting rights. The Fund will only purchase preferred stocks where the issuer is publicly traded and has capital in excess of $200 million.



         The Fund also may invest, consistent with its investment objective and policies, in zero coupon bonds, which are debt instruments that do not pay current interest and are typically sold at prices greatly discounted from par value. The return on a zero-coupon obligation, when held to maturity, equals the difference between the par value and the original purchase price. Zero-coupon obligations have greater price volatility than coupon obligations.



         "When-Issued" Securities. As discussed in the Prospectus, the Fund may purchase securities on a "when issued" basis (i.e., for delivery beyond the normal settlement date at a stated price and yield). When the Fund agrees to purchase securities on a "when issued" basis, the Victory Portfolios' custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy the purchase commitment, and in such a case, the Fund may be required subsequently to place additional assets in the separate account in order to assure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash.



         When the Fund engages in "when-issued" transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Fund incurring a loss or missing the opportunity to obtain a price considered to be advantageous. The Fund does not intend to purchase "when issued" securities for speculative purposes, but only in furtherance of its investment objective.



         U.S. Government Obligations. The Fund may invest in obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. Government are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the U.S. Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others are supported only by the credit of the agency or instrumentality. No assurance can be given that the U.S. Government will provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so by law. The Fund will invest in the obligations of such agencies and instrumentalities only when Key Advisers or the Sub-Adviser believes that the credit risk with respect thereto is minimal.



         Securities Lending. The Fund may lend its portfolio securities to broker-dealers, banks or institutional borrowers of securities. The Fund must receive a minimum of 100% collateral, plus any interest due in the form of cash or U.S. Government securities. This collateral must be valued daily and should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund. During the time portfolio securities are on loan, the borrower will pay the Fund any dividends or interest paid on such securities plus any interest negotiated between the parties to the lending agreement. Loans will be subject to termination by the Fund or the borrower at any time. While the Fund will not have the right to vote securities on loan, it intends to terminate the loan and regain the right to vote if that is considered important with respect to the investment. The Fund will only enter into loan arrangements with broker-dealers, banks or other institutions which Key Advisers or the Sub-Adviser has determined are creditworthy under guidelines established by the Victory Portfolios' Trustees. The Fund intends to limit its securities lending to 33 1/3% of total assets.



         Other Investment Companies. The Fund may invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the securities of any one investment company or invest more than 10% of its total assets in the securities of other investment companies. Pursuant to an exemptive order received by the Victory Portfolios from the Commission, the Fund may invest in money market funds of the Victory Portfolios. Key Advisers and/or the Sub-Adviser will waive its investment advisory fee as to all assets invested in other investment companies. Because such other investment companies employ an investment adviser, such investment by the Fund will cause shareholders to bear duplicative fees, such as management fees.



         Repurchase Agreements. Securities held by the Fund may be subject to repurchase agreements. Under the terms of a repurchase agreement, the Fund would acquire securities from financial institutions or registered broker-dealers deemed creditworthy by Key Advisers or the Sub-Adviser pursuant to guidelines adopted by the Victory Portfolios' Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed upon date and price. The seller is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). If the seller were to default on its repurchase obligation or become insolvent, the Fund would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price, or to the extent that the disposition of such securities by the Fund is delayed pending court action. Repurchase agreements are considered by the staff of the Commission to be loans by the Fund.



         Reverse Repurchase Agreements. The Fund may borrow funds for temporary purposes by entering into reverse repurchase agreements in accordance with the investment restrictions described below. Pursuant to such agreements, the Fund would sell portfolio securities to financial institutions such as banks and broker-dealers, and agree to repurchase them at a mutually agreed-upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account assets (such as cash or other liquid high-grade securities) consistent with the Fund's investment restrictions having a value equal to the repurchase price (including the accrued interest); the collateral will be marked-to-market on a daily basis, and will be continuously monitored to ensure that such equivalent value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings under the Investment Company Act of 1940, as amended (the "1940 Act").



Investment Restrictions



         The following investment restrictions are fundamental with respect to the Fund and may be changed only by a vote of a majority of the outstanding shares of the Fund as defined in "ADDITIONAL INFORMATION -- Miscellaneous" of this Statement of Additional Information).



        THE FUND MAY NOT:



         1. Participate on a joint or joint and several basis in any securities trading account.



         2. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).



         3. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business). Investments by the Fund in securities backed by mortgages on real estate or in marketable securities of companies engaged in such activities are not hereby precluded.



         4. Issue any senior security (as defined in the 1940 Act), except that (a) the Fund may engage in transactions that may result in the issuance of senior securities to the extent permitted under applicable regulations and interpretations of the 1940 Act or an exemptive order; (b) the Fund may acquire other securities, the acquisition of which may result in the issuance of a senior security, to the extent permitted under applicable regulations or interpretations of the 1940 Act; (c) subject to the restrictions set forth below, the Fund may borrow money as authorized by the 1940 Act.



         5. Borrow money, except that (a) the Fund may enter into commitments to purchase securities in accordance with its investment program, including delayed-delivery and when-issued securities and reverse repurchase agreements, provided that the total amount of any such borrowing does not exceed 33 1/3% of the Fund's total assets; and (b) the Fund may borrow money for temporary or emergency purposes in an amount not exceeding 5% of the value of its total assets at the time when the loan is made. Any borrowings representing more than 5% of the Fund's total assets must be repaid before the Fund may make additional investments.



         6. Lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of publicly issued debt securities or to repurchase agreements.



         7. Underwrite securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities.



         8. With respect to 75% of the Fund's total assets, the Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.



         9. Purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or repurchase agreements secured thereby) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry. In the utilities category, the industry shall be determined according to the service provided. For example, gas, electric, water and telephone will be considered as separate industries.



         The following restrictions are not fundamental and may be changed without shareholder approval:



         1. The Fund will not purchase or retain securities of any issuer if the officers or Trustees of the Victory Portfolios or the officers or directors of its investment adviser owning beneficially more than one half of 1% of the securities of such issuer together own beneficially more than 5% of such securities.



         2. The Fund will not invest more than 10% of its total assets in the securities of issuers which together with any predecessors have a record of less than three years of continuous operation.



         3. The Fund will not invest more than 15% of its net assets in illiquid securities. Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days and in the usual course of business at approximately the price at which the Fund has valued them. Such securities include, but are not limited to, time deposits and repurchase agreements with maturities longer than seven days. Securities that may be resold under Rule 144A or securities offered pursuant to Section 4(2) of, or securities otherwise subject to restrictions on resale under, the 1933 Act ("Restricted Securities"), shall not be deemed illiquid solely by reason of being unregistered. Key Advisers or the Sub-Adviser determine whether a particular security is deemed to be liquid based on the trading markets for the specific security and other factors. However, because state securities laws may limit the Fund's investment in Restricted Securities (regardless of the liquidity of the investment), investments in Restricted Securities resalable under Rule 144A will continue to be subject to applicable state law requirements until such time, if ever, that such limitations are changed.

         4. The Fund will not make short sales of securities, other than short sales "against the box," or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment program of the Fund.



         5. The Fund may invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the securities of any one investment company or invest more than 10% of its total assets in the securities of other investment companies. Pursuant to an exemptive order received by the Victory Portfolios from the Commission, the Fund may invest in the money market funds of the Victory Portfolios.



State Regulations



         In addition, the Fund, so long as its shares are registered under the securities laws of the State of Texas and such restrictions are required as a consequence of such registration, is subject to the following non-fundamental policies, which may be modified in the future by the Trustees without a vote of the Funds' shareholders: (i) The Fund has represented to the Texas State Securities Board, that it will not invest in oil, gas or mineral leases or purchase or sell real property (including limited partnership interests, but excluding readily marketable securities of companies which invest in real estate); and (ii) The Fund has represented to the Texas State Securities Board that it will not invest more than 5% of its net assets in warrants valued at the lower of cost or market; provided that, included within that amount, but not to exceed 2% of net assets, may be warrants which are not listed on the New York or American Stock Exchanges. For purposes of this restriction, warrants acquired in units or attached to securities are deemed to be without value.



         The policies and limitations listed above supplement those set forth in the Prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of the Fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Fund's acquisition of such security or other asset except in the case of borrowing (or other activities that may be deemed to result in the issuance of a "senior security" under the 1940 Act). Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund's investment policies and limitations. If the value of the Fund's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board of Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity.


FUTURE DEVELOPMENTS

         The Fund may take advantage of other investment practices which are not at present contemplated for use by the Fund or which currently are not available but which may be developed, to the extent such investment practices are both consistent with the Fund's investment objective and are legally permissible for the Fund. Such investment practices, if they arise, may involve risks which exceed those involved in the activities described in the Prospectus and Statement of Additional Information. Prior to commencing any new investment practice, the Fund will notify shareholders by means of prospectus supplement.


Portfolio Turnover



         The turnover rate stated in the Prospectus for the Fund's investment portfolio is calculated by dividing the lesser of the Fund's purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The calculation excludes all securities whose maturities, at the time of acquisition, were one year or less.

                        VALUATION OF PORTFOLIO SECURITIES

         Investment securities held by the Fund are valued on the basis of valuations provided by an independent pricing service, approved by the Board of Trustees, which uses information with respect to transactions of a security, quotations from dealers, market transactions in comparable securities, and various relationships between securities, in determining value. Specific investment securities which are not priced by the approved pricing service will be valued according to quotations obtained from dealers who are market makers in those securities. Investment securities with less than 60 days to maturity when purchased are valued at amortized cost which approximates market value. Investment securities not having readily available market quotations will be priced at fair value using a methodology approved in good faith by the Board of Trustees.

                                   PERFORMANCE

         As described in the Prospectus, from time to time the "standardized yield," "dividend yield," "average annual total return," "total return," and "total return at net asset value" of an investment Fund shares may be advertised. An explanation of how yields and total returns are calculated and the components of those calculations are set forth below.

         Yield and total return information may be useful to investors in reviewing the Funds' performance. The Fund's advertisement of its performance must, under applicable Commission rules, include the average annual total returns for the Fund for the 1, 5 and 10-year period (or the life of the class, if less) as of the most recently ended calendar quarter. This enables an investor to compare the Fund's performance to the performance of other funds for the same periods. However, a number of factors should be considered before using such information as a basis for comparison with other investments. An investment in the Fund is not insured; its yield and total return are not guaranteed and normally will fluctuate on a daily basis. When redeemed, an investor's shares may be worth more or less than their original cost. Yield and total return for any given past period are not a prediction or representation by the Victory Portfolios of future yields or rates of return on its shares. The yield and total returns of the Fund are affected by portfolio quality, portfolio maturity, the type of investments the Fund holds and its operating expenses.


        STANDARDIZED YIELDS. The Fund's "yield" (referred to as "standardized yield") for a given 30-day period for a class of shares is calculated using the following formula set forth in rules adopted by the Commission that apply to all funds that quote yields:



               Standardized Yield = 2 [(a-b + 1) to the 6th power - 1]
                                        ---
                                        cd



         The symbols above represent the following factors:



         a =  dividends and interest earned during the 30-day period.



         b = expenses accrued for the period (net of any expense reimbursements).



         c = the average daily number of shares of that class outstanding during the 30-day period that were entitled to receive dividends.


         d = the maximum offering price per share of the class on the last day of the period, adjusted for undistributed net investment income.


         The standardized yield for a 30-day period may differ from its yield for any other period. The Commission formula assumes that the standardized yield for a 30-day period occurs at a constant rate for a six-month period and is annualized at the end of the six-month period. This standardized yield is not based on actual distributions paid by the Fund to shareholders in the 30-day period, but is a hypothetical yield based upon the net investment income from the

Fund's portfolio investments calculated for that period. The standardized yield may differ from the "dividend yield," described below. Additionally, because each class of shares is subject to different expenses, it is likely that the standardized yields of the Fund classes of shares will differ. The yield for the 30-day period ended October 31, 1995 was ____%.


         DIVIDEND YIELD AND DISTRIBUTION RETURN. From time to time the Fund may quote a "dividend yield" or a "distribution return." Dividend yield is based on the share dividends derived from net investment income during a stated period. Distribution return includes dividends derived from net investment income and from realized capital gains declared during a stated period. Under those calculations, the dividends and/or distributions declared during a stated period of one year or less (for example, 30 days) are added together, and the sum is divided by the maximum offering price per share of that class A) on the last day of the period. When the result is annualized for a period of less than one year, the "dividend yield" is calculated as follows:

Dividend Yield =            Dividends                    + Number of days (accrual period) x 365
                 ---------------------------------------
                 Max. Offering Price (last day of period)

         The maximum offering price for shares includes the maximum front-end sales charge.


         From time to time similar yield or distribution return calculations may also be made using the net asset value (instead of its respective maximum offering price) at the end of the period. The dividend yields at maximum offering price and net asset value for the 30-day period ended October 31, 1995 were ____% and ____%, respectively.


         TOTAL RETURNS. The "average annual total return" is an average annual compounded rate of return for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n") to achieve an Ending Redeemable Value ("ERV"), according to the following formula:

                  (ERV)to the 1nth power - 1 = Average Annual Total Return
                  -----
                   (P)

         The cumulative "total return" calculation measures the change in value of a hypothetical investment of $1,000 over an entire period of years. Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis. Total return is determined as follows:

                  ERV - P = Total Return
                  -------
                     P


         In calculating total returns, the current maximum sales charge of 4.75% (as a percentage of the offering price) is deducted from the initial investment ("P") (unless the return is shown at net asset value, as discussed below). Total returns also assume that all dividends and capital gains distributions during the period are reinvested to buy additional shares at net asset value per share, and that the investment is redeemed at the end of the period. The average annual total return and cumulative total return for the period from December 3, 1993 (commencement of operations) to October 31, 1994 and for the fiscal year ended October 31, 1995 at maximum offering price were ___% and ____%, respectively. For the one year period ended October 31, 1995 annual total return was_____%.



         From time to time the Fund may also quote an "average annual total return at net asset value" or a cumulative "total return at net asset value." It is based on the difference in net asset value per share at the beginning and the end of the period for a hypothetical investment in that class of shares (without considering front-end or contingent sales charges) and takes into consideration the reinvestment of dividends and capital gains distributions. The average annual total return and cumulative total return for the period December 3, 1993 (commencement of operations) to October 31, 1995 (life of fund), at net asset value, was ____% and ___%, respectively. For the one year period ended October 31, 1994 and for the fiscal year ended October 31, 1995, average annual total return was ___%.


         OTHER PERFORMANCE COMPARISONS. From time to time the Fund may publish the ranking of the performance of its shares by Lipper Analytical Services, Inc. ("Lipper"), a widely-recognized independent mutual fund monitoring service. Lipper monitors the performance of regulated investment companies, including the Fund, and ranks the performance of the Fund against (i) all other funds, excluding money market funds, and (ii) all other government bond funds. The Lipper performance rankings are based on total return that includes the reinvestment of capital gains distributions and income dividends but does not take sales charges or taxes into consideration.

         From time to time the Fund may publish the ranking of the performance of its shares by Morningstar, Inc., an independent mutual fund monitoring service that ranks mutual funds, including the Fund, in broad investment categories (equity, taxable bond, tax-exempt and other) monthly, based upon each fund's three, five and ten-year average annual total returns (when available) and a risk adjustment factor that reflects Fund performance relative to three-month U.S. Treasury bill monthly returns. Such returns are adjusted for fees and sales loads. There are five ranking categories with a corresponding number of stars: highest (5), above average (4), neutral (3), below average (2) and lowest (1). Ten percent of the funds, series or classes in an investment category receive 5 stars, 22.5% receive 4 stars, 35% receive 3 stars, 22.5% receive 2 stars, and the bottom 10% receive one star. Morningstar ranks the shares of the Fund in relation to other taxable bond funds.

         The total return on an investment made in shares of the Fund may be compared with the performance for the same period of one or more of the following indices: the Consumer Price Index, the Salomon Brothers World Government Bond Index, the Standard & Poor's 500 Index, the Shearson Lehman Government/Corporate Bond Index, the Lehman Aggregate Bond Index, and the J.P. Morgan Government Bond Index. Other indices may be used from time to time. The Consumer Price Index is generally considered to be a measure of inflation. The Salomon Brothers World Government Bond Index generally represents the performance of government debt securities of various markets throughout the world, including the United States. The Lehman Government/Corporate Bond Index generally represents the performance of intermediate and long-term government and investment grade corporate debt securities. The Lehman Aggregate Bond Index measures the performance of U.S. corporate bond issues, U.S. government securities and mortgaged-backed securities. The J.P. Morgan Government Bond Index generally represents the performance of government bonds issued by various countries including the United States. The S&P 500 Index is a composite index of 500 common stocks generally regarded as an index of U.S. stock market performance. The foregoing bond indices are unmanaged indices of securities that do not reflect reinvestment of capital gains or take investment costs into consideration, as these items are not application to indices.

         From time to time, the yields and the total returns of the Fund may be quoted in and compared to other mutual funds with similar investment objective in advertisements, shareholder reports or other communications to shareholders. The Fund may also include calculations in such communications that describe hypothetical investment results. (Such performance examples will be based on an express set of assumptions and are not indicative of the performance of any Fund.) Such calculations may from time to time include discussions or illustrations of the effects of compounding in advertisements. "Compounding" refers to the fact that, if dividends or other distributions on a Fund investment are reinvested by being paid in additional Fund shares, any future income or capital appreciation of the Fund would increase the value, not only of the original Fund investment, but also of the additional Fund shares received through reinvestment. As a result, the value of the Fund investment would increase more quickly than if dividends or other distributions had been paid in cash. The Fund may also include discussions or illustrations of the potential investment goals of a prospective investor (including but not limited to tax and/or retirement planning), investment management techniques, policies or investment suitability of Fund, economic conditions, legislative developments (including pending legislation), the effects of inflation and historical performance of various asset classes, including but not limited to stocks, bonds and Treasury bills. From time to time advertisements or communications to shareholders may summarize the substance of information contained in shareholder reports (including the investment composition of the Fund, as well as the views of the investment adviser as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to the Fund. The Fund may also include in advertisements, charts, graphs or drawings which illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to stock, bonds, Treasury bills and shares of Fund as well as charts or graphs which illustrate strategies such as dollar cost averaging, and comparisons of hypothetical yields of investment in tax-exempt versus taxable investments. In addition, advertisements or shareholder communications may include a discussion of certain attributes or benefits to be derived by an investment in Fund. Such advertisements or communications may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein. With proper authorization, Fund may reprint articles (or excerpts) written regarding the Fund and provide them to prospective shareholders. Performance information with respect to the Fund is generally available by calling 1-800-539-3863.

         Investors may also judge, and the Fund may at times advertise, performance by comparing it to the performance of other mutual funds or mutual fund portfolios with comparable investment objectives and policies, which performance may be contained in various unmanaged mutual fund or market indices or rankings such as those prepared by Dow Jones & Co., Inc., Standard & Poor's Corporation, Lehman Brothers, Merrill Lynch, and Salomon Brothers, and in publications issued by Lipper Analytical Services, Inc. and in the following publications: IBC/Donoghue's Money Fund Reports, Ibottson Associates, Inc., Morningstar, CDA/Wiesenberger, Money Magazine, Forbes, Barron's, The Wall Street Journal, The New York Times, Business Week, American Banker, Fortune, Institutional Investor, U.S.A. Today. In addition to yield information, general information about the Fund that appears in a publication such as those mentioned above may also be quoted or reproduced in advertisements or in reports to shareholders.

         Advertisements and sales literature may include discussions of specifics of the portfolio manager's investment strategy and process, including, but not limited to, descriptions of security selection and analysis.

         Advertisements may also include descriptive information about the investment adviser, including, but not limited to, its status within the industry, other services and products it makes available, total assets under management, its investment philosophy.

         When comparing yield, total return and investment risk of an investment in the Fund with other investments, investors should understand that certain other investments have different risk characteristics than an investment in shares of the Fund. For example, certificates of deposit may have fixed rates of return and may be insured as to principal and interest by the FDIC, while the Fund's returns will fluctuate and its share values and returns are not guaranteed. Money market accounts offered by banks also may be insured by the FDIC and may offer stability of principal. U.S. Treasury securities are guaranteed as to principal and interest by the full faith and credit of the U.S. government. Money market mutual funds may seek to offer a fixed price per share.

            ADDITIONAL PURCHASE, EXCHANGE AND REDEMPTION INFORMATION

         The Victory Portfolios (see "Description of Victory Portfolios" below) is open for business and the NAV is calculated on each Business Day. A Business Day is every day on which the NYSE is open for business, the Federal Reserve Bank of Cleveland is open and any other day (other than a day on which no shares of the Fund are tendered for redemption and no order to purchase any shares is received) during which there is sufficient trading in portfolio instruments that the Fund's net asset value per share might be materially affected. The NAV of each class is determined and its shares are priced as of the close of regular trading of the NYSE (generally 4:00 p.m. Eastern time (the "Valuation Time")) on each Business Day of the Fund. The NYSE or the Federal Reserve Bank of Cleveland will not be open in observance of the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day, and Christmas Day. The holiday closing schedule is subject to change.

         When the NYSE is closed, or when trading is restricted for any reason other than its customary weekend or holiday closings, or under emergency circumstances as determined by the Commission to warrant such action, the Fund's Transfer Agent will determine the Fund's NAVs at Valuation Time. The Fund's NAV may be affected to the extent that its securities are traded on days that are not Business Days.

         If, in the opinion of the Trustees, conditions exist which make cash payment undesirable, redemption payments may be made in whole or in part in securities or other property, valued for this purpose as they are valued in computing the NAV of the Fund. Shareholders receiving securities or other property on redemption may realize a gain or loss for tax purposes and will incur any costs of sale as well as the associated inconveniences.

         Pursuant to Rule 11a-3 under the 1940 Act, the Fund is required to give shareholders at least 60 days' notice prior to terminating or modifying the Fund's exchange privilege. Under the Rule, the 60-day notification requirement may be waived if (i) the only effect of a modification would be to reduce or eliminate an administrative fee, redemption fee or deferred sales charge ordinarily payable at the time of exchange or (ii) the Fund temporarily suspends the offering of shares as permitted under the 1940 Act or by the SEC or because it is unable to invest amounts effectively in accordance with its investment objective and policies.


         In the Prospectus, the Victory Portfolios, Key Advisers and the Sub-Adviser have notified shareholders that they reserve the right at any time without prior notice to shareholders to refuse exchange purchases by any person or group if, in Key Advisers or the Sub-Adviser's judgment, the Fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.


                         ADDITIONAL PURCHASE INFORMATION

         REDUCED SALES CHARGE. Reduced sales charges are applicable to purchases of $50,000 or more alone or in combination with purchases of shares of other Victory Portfolios made at any one time. To obtain the reduction of the sales charge, you or your investment professional must notify the Transfer Agent at the time of purchase whenever a quantity discount is applicable to your purchase. Upon such notification, you will receive the lowest applicable sales charge.
[/R]

         In addition to investing at one time in any combination of shares of the Victory Portfolios in an amount entitling you to a reduced sales charge, you may qualify for a reduction in the sales charge under the following programs:

         COMBINED PURCHASES. When you invest in shares of the Victory Portfolios for several accounts at the same time, you may combine these investments into a single transaction if purchased through one investment professional, and if the total is $50,000 or more. The following may qualify for this privilege: an individual, or "company" as defined in Section 2(a)(8) of the 1940 Act; an individual, spouse, and their children under age 21 purchasing for his, her, or their own account; a trustee, administrator or other fiduciary purchasing for a single trust estate or single fiduciary account or for a single or a parent-subsidiary group of "employee benefit plans" (as defined in Section 3(3) of ERISA); and tax-exempt organizations under Section 501(c)(3) of the Internal Revenue Code.

         RIGHTS OF ACCUMULATION. Your "Rights of Accumulation" permit reduced sales charges on future purchases of shares after you have reached a new breakpoint. You can add the value of existing Victory Portfolios shares held by you, your spouse, and your children under age 21, determined at the previous day's NAV at the close of business, to the amount of your new purchase valued at the current offering price to determine your reduced sales charge.

         LETTER OF INTENT. If you anticipate purchasing $50,000 or more of shares of the Fund alone or in combination with shares of certain other Victory Portfolios within a 13-month period, you may obtain shares of the portfolios at the same reduced sales charge as though the total quantity were invested in one lump sum, by filing a non-binding Letter of Intent (the "Letter") within 90 days of the start of the purchases. Each investment you make after signing the Letter will be entitled to the sales charge applicable to the total investment indicated in the Letter. For example, a $2,500 purchase toward a $60,000 Letter would receive the same reduced sales charge as if the $60,000 had been invested at one time. To ensure that the reduced price will be received on future purchases, you or your investment professional must inform the transfer agent that the Letter is in effect each time shares are purchased. Neither income dividends nor capital gain distributions taken in additional shares will apply toward the completion of the Letter.

         Your initial investment must be at least 5% of the total amount you plan to invest. Out of the initial purchase, 5% of the dollar amount specified in the Letter will be registered in your name and held in escrow. The shares held in escrow cannot be redeemed or exchanged until the Letter is satisfied or the additional sales charges have been paid. You will earn income dividends and capital gain distributions on escrowed shares. The escrow will be released when your purchase of the total amount has been completed. You are not obligated to complete the Letter.

         If you purchase more than the amount specified in the Letter and qualify for a further sales charge reduction, the sales charge will be adjusted to reflect your total purchase at the end of 13 months. Surplus funds will be applied to the purchase of additional shares at the then current offering price applicable to the total purchase.

         If you do not complete your purchase under the Letter within the 13-month period, your sales charge will be adjusted upward, corresponding to the amount actually purchased, and if after written notice, you do not pay the increased sales charge, sufficient escrowed shares will be redeemed to pay such charge.


                         ADDITIONAL EXCHANGE INFORMATION



         Shares of the Victory Portfolios (see "Description of Victory Portfolios" below) may be exchanged for shares of any Victory money market fund or any other fund of the Victory Portfolios with the same or a lower sales charge. Shares of any Victory money market portfolio or any Victory Portfolios with a reduced sales charge may be exchanged for shares of the Fund upon payment of the difference in the sales charge.


                        ADDITIONAL REDEMPTION INFORMATION

         REINSTATEMENT PRIVILEGE. Within 90 days of a redemption, a shareholder may reinvest all or part of the redemption proceeds of shares of the Fund or any of the other Victory Portfolios into which shares of the Fund are exchangeable as described below, at the net asset value next computed after receipt by the Transfer Agent of the reinvestment order. No charge is currently made for reinvestment in shares of the Fund but a reinvestment in shares of certain other Victory Portfolios is subject to a $5.00 service fee. The shareholder must ask the Distributor for such privilege at the time of reinvestment. Any capital gain that was realized when the shares were redeemed is taxable, and reinvestment will not alter any capital gains tax payable on that gain. If there has been a capital loss on the redemption, some or all of the loss may not be tax deductible, depending on the timing and amount of the reinvestment. Under the Internal Revenue Code, if the redemption proceeds of Fund shares on which a sales charge was paid are reinvested in shares of the Fund or another of the Victory Portfolios within 90 days of payment of the sales charge, the shareholder's basis in the shares of the Fund that were redeemed may not include the amount of the sales charge paid. That would reduce the loss or increase the gain recognized from redemption. The Fund may amend, suspend or cease offering this reinvestment privilege at any time as to shares redeemed after the date of such amendment, suspension or cessation. You must reinstate your shares into an account with the same registration. This privilege may be exercised only once by a shareholder with respect to the Fund. For information on which funds are available for the Reinstatement Privilege, please consult your program materials.

                           DIVIDENDS AND DISTRIBUTIONS

         The Fund ordinarily declares and pays dividends from its net investment income quarterly. The Fund distributes substantially all of its net investment income and net capital gains, if any, to shareholders within each calendar year as well as on a fiscal year basis to the extent required for the Fund to qualify for favorable federal tax treatment.

         The amount of distributions may vary from time to time depending on market conditions and the composition of the Fund's portfolio.

         For this purpose, the net income of the Fund, from the time of the immediately preceding determination thereof, shall consist of all interest income accrued on the portfolio assets of the Fund, dividend income, if any, income from securities loans, if any, and realized capital gains and losses on the Fund assets, less all expenses and liabilities of the Fund chargeable against income. Interest income shall include discount earned, including both original issue and market discount, on discount paper accrued ratably to the date of maturity. Expenses, including the compensation payable to Key Advisers or the Sub-Adviser, are accrued each day. The expenses and liabilities of the Fund shall include those appropriately allocable to the Fund as well as a share of the general expenses and liabilities of the Victory Portfolios in proportion to the Fund's share of the total net assets of the Victory Portfolios.

Additional Tax Information

         It is the policy of the Fund of the Victory Portfolios to qualify for the favorable tax treatment accorded regulated investment companies ("RICs") under Subchapter M of the Code, for so long as such qualification is in the best interest of its shareholders. By following such policy and distributing its income and gains currently with respect to each taxable year, the Fund expects to eliminate or reduce to a nominal amount the federal income and excise taxes to which it may otherwise be subject.

In order to qualify as a RIC, the Fund must, among other things, (1) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock or securities, foreign currencies or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities or currencies, (2) derive less than 30% of its gross income from the sale or other disposition of stock, securities, options, futures, forward contracts, and certain foreign currencies (or options, futures, or forward contracts on foreign currencies) held for less than three months, and
(3) diversify its holdings so that at the end of each quarter of its taxable year (i) at least 50% of the market value of the Fund's assets is represented by cash or cash items, U.S. Government securities, securities of other RICs and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities) or of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses. These requirements may restrict the degree to which the Fund may engage in short-term trading and concentrate investments. If the Fund qualifies as a RIC, it will not be subject to federal income tax on the part of its net investment income and net realized capital gains, if any, that it distributes to shareholders with respect to each taxable year within the time limits specified in the Code.

         A non-deductible excise tax is imposed on regulated investment companies that do not distribute in each calendar year an amount equal to 98% of their ordinary income for the year plus 98% of their capital gain net income for the 1-year period ending on October 31 of such calendar year. The balance of such income must be distributed during the following calendar year. If distributions during a calendar year are less than the required amount, the Fund is subject to a non-deductible excise tax equal to 4% of the deficiency.

         Certain investment and hedging activities of the Fund, including transactions in options, futures contracts, hedging transactions, forward contracts, straddles, foreign currencies, and foreign securities, are subject to special tax rules. In a given case, these rules may accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert short-term capital losses into long-term capital losses, or otherwise affect the character of the Fund's income. These rules could therefore affect the amount, timing and character of distributions to shareholders. The Fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interest of the Victory Portfolios and their securities.

         The Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of taxable dividends paid to any shareholder who has failed to provide (or provided an incorrect) tax identification number, or is subject to withholding pursuant to a notice from the Internal Revenue Service for failure to properly include on his or her income tax return payments of interest or dividends. This "backup withholding" is not an additional tax, and any amounts withheld may be credited against the shareholder's ultimate U.S. tax liability.

         Information set forth in the Prospectus and this Statement of Additional Information that relates to federal taxation is only a summary of certain key federal tax considerations generally affecting purchasers of shares of the Fund. No attempt has been made to present a complete explanation of the federal tax treatment of the Fund or its shareholders, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential purchasers of shares of the Fund are urged to consult their tax advisers with specific reference to their own tax circumstances. In addition, the tax discussion in the Prospectus and this Statement of Additional Information is based on tax law in effect on the date of the Prospectus and this Statement of Additional Information; such laws and regulations may be changed by legislative, judicial or administrative action, sometimes with retroactive effect.


                      MANAGEMENT OF THE VICTORY PORTFOLIOS



Board of Trustees



         Overall responsibility for management of the Victory Portfolios rests with the Trustees, who are elected by the shareholders of the Victory Portfolios. The Victory Portfolios are managed by the Trustees in accordance with the laws of the State of Delaware governing business trusts. There are currently seven Trustees, six of whom are not "interested persons" of the Victory Portfolios within the meaning of that term under the 1940 Act. The Trustees, in turn, elect the officers of the Victory Portfolios to supervise actively its day-to-day operations.



         The Trustees of the Victory Portfolios, their addresses, ages and their principal occupations during the past five years are as follows:



                                                Position(s) Held
                                                With the Victory                           Principal Occupation
Name, Address and Age                           Portfolios                                 During Past 5 Years
---------------------                           --------------------                       -------------------
Leigh A. Wilson, 51*                            Trustee and                                From 1989 to present, Chairman and

Glenleigh International Ltd.                    President                                  Chief Executive Officer, Glenleigh
53 Sylvan Road North                                                                       International Limited; previously
Westport, CT  06880                                                                        Chief Executive Officer, Paribas
                                                                                           North America and Paribas
                                                                                           Corporation; Trustee, The Victory
                                                                                           Funds and Spears, Benzak, Salomon
                                                                                           and Farrell ("SBSF") Funds.


------------
* Mr. Wilson is deemed to be an "interested person" of the Victory Portfolios under the 1940 Act solely by reason of his position as President.

                                                Position(s) Held
                                                With the Victory                           Principal Occupation
Name, Address and Age                           Funds                                      During Past 5 Years
---------------------                           --------------------                       -------------------
Robert. G. Brown, 72                            Trustee                                    Retired; from October 1983 to
5460 N. Ocean Drive                                                                        November 1990, President,
Singer Island, Riviera Beach,                                                              Cleveland Advanced Manufacturing
Florida 33404                                                                              Program (non-profit corporation
                                                                                           engaged in regional economic
                                                                                           development).

Edward P. Campbell, 46                          Trustee                                    From March 1, 1994 to present,
Nordson Corporation                                                                        Executive Vice President and Chief
28601 Clemens Road                                                                         Operating Officer of Nordson
Westlake, OH  44145                                                                        Corporation (manufacturer of
                                                                                           application equipment); from May
                                                                                           1988 to March 1994, Vice President
                                                                                           of Nordson Corporation; from 1987
                                                                                           to December 1994, member of the
                                                                                           Supervisory Committee of Society's
                                                                                           Collective Investment Retirement
                                                                                           Fund; from May 1991 to August 1994,
                                                                                           Trustee, Financial Reserves Fund
                                                                                           and from May 1993 to August 1994,
                                                                                           Trustee, Ohio Municipal Money
                                                                                           Market Fund; Trustee, The Victory
                                                                                           Funds and the SBSF Funds.

Dr. Harry Gazelle, 68                           Trustee                                    Retired radiologist, Drs. Hill and
17822 Lake Road                                                                            Thomas Corp.; Trustee, The Victory
Lakewood, OH 44107                                                                         Funds.


Dr. Thomas F. Morrissey, 62                     Trustee                                    1995 Visiting Scholar, Bond
Weatherhead School of                                                                      University, Queensland, Australia;
   Management                                                                              Professor, Weatherhead School of
Case Western Reserve                                                                       Management, Case Western Reserve
  University                                                                               University; from 1989 to 1995,
10900 Euclid Avenue                                                                        Associate Dean of Weatherhead
Cleveland, OH  44106-7235                                                                  School of Management and
                                                                                           Professor, Case Western Reserve
                                                                                           University; from 1987 to December
                                                                                           1994, Member of the Supervisory
                                                                                           Committee of Society's Collective
                                                                                           Investment Retirement Fund; from
                                                                                           May 1991 to August 1994, Trustee,
                                                                                           Financial Reserves Fund and from
                                                                                           May 1993 to August 1994, Trustee,
                                                                                           Ohio Municipal Money Market Fund;
                                                                                           Trustee, The Victory Funds.

                                                Position(s) Held
                                                With the Victory                           Principal Occupation
Name, Address and Age                           Funds                                      During Past 5 Years
---------------------                           --------------------                       -------------------
Stanley I. Landgraf, 70                         Trustee                                    Retired; currently, Trustee,
41 Traditional Lane                                                                        Rensselaer Polytechnic Institute;
Albany, NY  12211                                                                          Director, Elenel Corporation and
                                                                                           Mechanical Technology, Inc.;
                                                                                           Member, Board of Overseers, School
                                                                                           of Management, Rensselaer
                                                                                           Polytechnic Institute; Member, The
                                                                                           Fifty Group (a Capital Region
                                                                                           business organization); Trustee,
                                                                                           The Victory Funds.

H. Patrick Swygert, 52                          Trustee                                    President, Howard University;
Howard University                                                                          formerly President, State University
2400 6th Street, N.W.                                                                      of New York at Albany; formerly,
Suite 320                                                                                  Executive Vice President, Temple
Washington, DC  20059                                                                      University; Trustee, The Victory
                                                                                           Funds.



         The Board presently has an Investment Policy Committee and a Business, Legal, and Audit Committee. The members of the Investment Policy Committee are Messrs. Landgraf (Chairman), Morrissey and Brown, who will serve until May 1996. The function of the Investment Policy Committee is to review the existing investment policies of the Victory Portfolios, including the levels of risk and types of funds available to shareholders, and make recommendations to the Board of Trustees regarding the revision of such policies or, if necessary, the submission of such revisions to the Victory Portfolios' shareholders for their consideration. The members of the Business, Legal and Audit Committee are Messrs. Swygert (Chairman), Campbell and Gazelle who will serve until May 1996. The function of the Business, Legal and Audit Committee is to recommend independent auditors and monitor accounting and financial matters; to nominate persons to serve as disinterested Trustees and Trustees to serve on committees of the Board; and to review compliance and contract matters.



         The Investment Policy Committee met four times during the 12 months ended October 31, 1995. The Business, Legal and Audit Committee was constituted on May 24, 1995 (and has met twice since then) and replaced the Audit Committee, the Legal Committee and the Nominating Committee, which met three times, one time and one time, respectively, during the 12 month period ended October 31, 1995.



REMUNERATION OF TRUSTEES AND CERTAIN EXECUTIVE OFFICERS



         Effective June 1, 1995, each Trustee (other than Leigh A. Wilson) receives an annual fee of $27,000 for serving as Trustee of all the funds of the Victory Portfolios, and an additional per meeting fee ($2,400 in person and $1,200 per telephonic meeting).



         Effective June 1, 1995, Leigh A. Wilson receives an annual fee of $33,000 for serving as President and Trustee for all of the funds of the Victory Portfolios, and an additional per meeting fee ($3,000 in person and $1,500 per telephonic meeting).

         The following table indicates the compensation received by each Trustee from the Fund and from the Victory Fund Complex* for the 12 month period ended on October 31, 1995. For certain Trustees, these amounts include amounts paid by the Equity Portfolio of The Victory Funds, which merged into the Fund as of June 5, 1995:



                                            Pension or
                                            Retirement          Estimated Annual            Total           Total Compensation
                                       Benefits Accrued as          Benefits             Compensation          from Victory
                                        Portfolio Expenses       Upon Retirement        from the Fund         "Fund Complex"*
                                       -------------------      ----------------        -------------       ------------------
Leigh A. Wilson, Trustee...........            -0-                     -0-                  $1,168.23               $46,716.97

Robert G. Brown, Trustee...........            -0-                     -0-                     740.45                39,815.98

Edward P. Campbell, Trustee........            -0-                     -0-                     987.41                33,799.68

Harry Gazelle, Trustee.............            -0-                     -0-                     843.06                35,916.98

John W. Kemper,# Trustee...........            -0-                     -0-                   1,151.74                22,567.31

Stanley I. Landgraf, Trustee.......            -0-                     -0-                     842.51                34,615.98

Thomas F. Morrissey, Trustee.......            -0-                     -0-                   1,213.17                40,366.98

H. Patrick Swygert, Trustee........            -0-                     -0-                   1,151.74                37,116.98

John D. Buckingham,# Trustee.......            -0-                     -0-                     226.15                18,841.89

John R. Young,# Trustee............            -0-                     -0-                     750.08                21,963.81



Officers



         The officers of the Victory Portfolios, their addresses, ages and principal occupations during the past five years are as follows:


--------

* For certain Trustees, these amounts include compensation received from The Victory Funds (which were reorganized into the Victory Portfolios as of June 5, 1995), the SBSF Funds (the investment adviser of which was acquired by KeyCorp effective April, 1995) and Society's Collective Investment Retirement Funds, which were reorganized into the Victory Balanced Fund and Victory Government Mortgage Fund as of December 19, 1994. There are presently 28 mutual funds from which the above-named Trustees are compensated in the Victory "Fund Complex," but not all of the above-named Trustees serve on the boards of each fund in the "Fund Complex."



#        Resigned

                                        Position with the                       Principal occupation during past
   Name                                 Victory Portfolios                      5 years and other
   ----                                 affiliates                              --------------------------------
                                        ------------------
Leigh A. Wilson, 51                     President and Trustee                   From 1989 to present, Chairman and
                                                                                Chief Executive Officer, Glenleigh
                                                                                International Limited; from 1984-
                                                                                1989, Chief Executive Officer,
                                                                                Paribas North America and Paribas
                                                                                Corporation; Trustee of The Victory
                                                                                Funds and SBSF Funds.

William B. Blundin, 57                  Vice President                          Senior Vice President of BISYS Fund
                                                                                Services; officer of other investment
                                                                                companies administered by BISYS
                                                                                Fund Services; President and Chief
                                                                                Executive Officer of Vista Broker-
                                                                                Dealer Services, Inc., Emerald Asset
                                                                                Management, Inc. and BNY
                                                                                Hamilton Distributors, Inc.,
                                                                                registered broker/dealers.

J. David Huber, 49                      Vice President                          Executive Vice President, BISYS
                                                                                Fund Services.

Scott A. Englehart, 33                  Secretary                               From October 1990 to present,
                                                                                employee of BISYS Fund Services,
                                                                                Inc.; from 1985 to October 1990,
                                                                                Manager of Banking Center, Fifth
                                                                                Third Bank.

George O. Martinez, 36                  Assistant Secretary                     From March 1995 to present, Senior
                                                                                Vice President and Director of Legal
                                                                                and Compliance Services, BISYS
                                                                                Fund Services; from June 1989-
                                                                                March 1995, Vice President and
                                                                                Associate General Counsel, Alliance
                                                                                Capital Management.

Martin R. Dean, 32                      Treasurer                               From May 1994 to present, employee
                                                                                of BISYS Fund Services; from
                                                                                January 1987 - April 1994, Senior
                                                                                Manager, KPMG Peat Marwick.

Adrian J. Waters, 33                    Assistant Treasurer                     From May 1993 to present, employee
                                                                                of BISYS Fund Services; from 1989-
                                                                                May 1993, Manager, Price
                                                                                Waterhouse.

         The mailing address of each of the officers of the Victory Portfolios is 3435 Stelzer Road, Columbus, Ohio 43219-3035.



         The officers of the Victory Portfolios (other than Leigh Wilson) receive no compensation directly from the Victory Portfolios for performing the duties of their offices. Concord Holding Corporation receives fees from the Victory Portfolios for acting as Administrator.



         As of December 1, 1995, the Trustees and officers as a group owned beneficially less than 1% of the Fund.



Investment Adviser and Sub-Adviser



         Key Advisers, Inc. was organized as an Ohio corporation on July 27, 1995 and is registered as an investment adviser under the Investment Advisers Act of 1940. It is a wholly-owned subsidiary of KeyCorp Asset Management Holdings, Inc., which is a wholly-owned subsidiary of Society National Bank, a wholly-owned subsidiary of KeyCorp. Affiliates of Key Advisers manage approximately $37 billion for numerous clients including large corporate and public retirement plans, Taft-Hartley plans, foundations and endowments, high net worth individuals and mutual funds.



         KeyCorp, a financial services holding company, is headquartered at 127 Public Square, Cleveland, Ohio 44114. As of September 30, 1995, KeyCorp had an asset base of $68 billion, with banking offices in 26 states from Maine to Alaska, and trust and investment offices in 16 states. KeyCorp is the resulting entity of the merger in 1994 of Society Corporation, the bank holding company of which Society National Bank was a wholly-owned subsidiary, and KeyCorp, the former bank holding company. KeyCorp's major business activities include providing traditional banking and associated financial services to consumer, business and commercial markets. Its non-bank subsidiaries include investment advisory, securities brokerage, insurance, bank credit card processing, and mortgage leasing companies. Society National Bank is the lead affiliate bank of KeyCorp.



         The following table lists the advisory fees for each mutual fund that is advised by Key Advisers:



         .25 OF 1% OF AVERAGE DAILY NET ASSETS
                  Victory Institutional Money Market Fund*



         .35 OF 1% OF AVERAGE DAILY NET ASSETS
                  Victory Prime Obligations Fund*
                  Victory U.S. Government Obligations Fund*
                  Victory Tax-Free Money Market Fund*



         .50 OF 1% OF AVERAGE DAILY NET ASSETS
                  Victory Ohio Municipal Money Market Fund*
                  Victory Limited Term Income Fund*
                  Victory Government Mortgage Fund*
                  Victory Financial Reserves Fund*
                  Victory Fund for Income #



         .55% OF 1% OF AVERAGE DAILY NET ASSETS
                  Victory National Municipal Bond Fund*
                  Victory Government Bond Fund*
                  Victory New York Tax-Free Fund*



         .60 OF 1% OF AVERAGE DAILY NET ASSETS

                  Victory Ohio Municipal  Bond Fund*
                  Victory Stock Index Fund*



         .65 OF 1% OF AVERAGE DAILY NET ASSETS
                  Victory Diversified Stock Fund*



         .75 OF 1% OF AVERAGE DAILY NET ASSETS
                  Victory Intermediate Income Fund*
                  Victory Investment Quality Bond Fund*
                  Victory Ohio Regional Stock Fund*



         1% OF AVERAGE DAILY NET ASSETS
                  Victory  Balanced Fund*
                  Victory Value Fund*
                  Victory Growth Fund*
                  Victory Special Value Fund*
                  Victory Special Growth Fund+/-



         1.10% OF AVERAGE DAILY ASSETS
                  Victory International Growth Fund*



         # First Albany Asset Management Corporation serves as sub-adviser to the Victory Fund for Income, for which it receives .20% of average daily net assets.




         +/- T. Rowe Price Associates, Inc. serves as sub-adviser to the Victory Special Growth Fund, for which it receives .25% of average daily net assets up to $100 million and .20% of average daily net assets in excess of $100 million.



         * Society Asset Management, Inc. (the Sub-Adviser serves as sub-adviser to each of these funds. For its services under the investment sub-advisory agreement, Key Advisers pays the Sub-Adviser sub-advisory fees at rates (based on an annual percentage of average daily net assets) which vary according to the table set forth below:



For the Victory Balanced Fund, Diversified Stock       For the Victory International Growth Fund, Ohio
Fund, Growth Fund, Stock Index Fund and Value Fund:    Regional Stock Fund and Special Value Fund:

                            Rate of                                                      Rate of
    Net Assets          Sub-Advisory Fee*              Net Assets                    Sub-Advisory Fee*
    ----------          -----------------              ----------                    -----------------
Up to $10,000,000           0.65%                      Up to $10,000,000                 0.90%
Next $15,000,000            0.50%                      Next $15,000,000                  0.70%
Next $25,000,000            0.40%                      Next $25,000,000                  0.55%
Above $50,000,000           0.35%                      Above $50,000,000                 0.45%

---------------

* As a percentage of average daily net assets. The Sub-Adviser has the right to voluntarily waive any portion of the sub-advisory fee from time to time.

For the Victory Intermediate Income Fund, Investment          For the Victory Prime Obligations Fund, Tax-Free
Quality Bond Fund, Limited Term Income Fund,                  Money Market Fund, U.S. Government Obligations
Ohio Municipal Bond Fund, Government Bond                     Fund, Financial Reserves Fund, Institutional Money
Fund, Government Mortgage Fund, National                      Market Fund and Ohio Municipal Money Market
Municipal Bond Fund and New York Tax-Free Fund:               Fund:

                                    Rate of                                                 Rate of
    Net Assets                 Sub-Advisory Fee*                 Net Assets            Sub-Advisory Fee*
    ----------                 -----------------                 ----------            ----------------
Up to $10,000,000                    0.40%                    Up to $10,000,000              0.25%
Next $15,000,000                     0.30%                    Next $15,000,000               0.20%
Next $25,000,000                     0.25%                    Next $25,000,000               0.15%
Above $50,000,000                    0.20%                    Above $50,000,000              0.125%


--------------------

* As a percentage of average daily net assets. The Sub-Adviser has the right to voluntarily waive any portion of the sub-advisory fee from time to time.



                          ADVISORY AND OTHER CONTRACTS



         Unless sooner terminated, the Investment Advisory Agreement between Key Advisers and the Funds provides that it will continue in effect as to a particular Fund for an initial two-year term and for consecutive one-year terms thereafter, provided that such continuance is approved at least annually by the Victory Portfolios' Trustees or by vote of a majority of the outstanding shares of such Fund (as defined under "GENERAL INFORMATION--Miscellaneous" in the Prospectuses), and, in either case, by a majority of the Trustees who are not parties to the Investment Advisory Agreement or interested persons (as defined in the 1940 Act) of any party to the Investment Advisory Agreement, by votes cast in person at a meeting called for such purpose.



         The Investment Advisory Agreement is terminable as to a particular Fund at any time on 60 days' written notice without penalty by the Trustees, by vote of a majority of the outstanding shares of that Fund, or by Key Advisers. The Investment Advisory Agreement also terminates automatically in the event of any assignment, as defined in the 1940 Act.



         The Investment Advisory Agreement provides that Key Advisers shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Victory Portfolios in connection with the performance of services pursuant to the Investment Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of Key Advisers in the performance of its duties, or from reckless disregard by it of either duties and obligations thereunder.



         Under the Investment Advisory Agreement, Key Advisers has agreed to provide the investment advisory services described in the Prospectus. For the services provided and expenses assumed pursuant to the Investment Advisory Agreement, the Fund pays Key Advisers a fee, computed daily and paid monthly, at the annual rate of one percent (1.00%) of the average daily net assets of the Fund.



         From December 3, 1993(commencement of operations) until December 31, 1995, Society Asset Management, Inc. served as investment adviser to the Fund. For the fiscal years ended October 31, 1994 and 1995 the Fund paid investment advisory fees of $361,755 and $_________________, respectively, after fee reductions of $218,180 and $________________, respectively.

         Under the Investment Advisory Agreement, Key Advisers may delegate a portion of its responsibilities to a sub-adviser. In addition, the Investment Advisory Agreement provides that Key Advisers may render services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser of the Fund and are under the common control of KeyCorp as long as all such persons are functioning as part of an organized group of persons, managed by authorized officers of Key Advisers.



         Key Advisers has entered into an investment sub-advisory agreement with its affiliate, Society Asset Management, Inc. on behalf of the Fund. The Sub-Adviser is a wholly-owned subsidiary of KeyCorp Asset Management Holdings, Inc. With respect to the day to day management of the Fund, under the sub-advisory agreement, the Sub-Adviser makes decisions concerning, and places all orders for, purchases and sales of securities and helps maintain the records relating to such purchases and sales. The Sub-Adviser may, in its discretion, provide such services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser to the Company under applicable laws and are under the common control of KeyCorp; provided that (i) all persons, when providing services under the sub-advisory agreement, are functioning as part of an organized group of persons, and (ii) such organized group of persons is managed at all times by authorized officers of the Sub-Adviser. This arrangement will not result in the payment of additional fees by the Fund.


Glass-Steagall Act

         In 1971 the United States Supreme Court held in Investment Company Institute v. Camp that the federal statute commonly referred to as the Glass-Steagall Act prohibits a national bank from operating a fund for the collective investment of managing agency accounts. Subsequently, the Board of Governors of the Federal Reserve System (the "Board") issued a regulation and interpretation to the effect that the Glass-Steagall Act and such decision: (a) forbid a bank holding company registered under the Federal Bank Holding Company Act of 1956 (the "Holding Company Act") or any non-bank affiliate thereof from sponsoring, organizing, or controlling a registered, open-end investment company continuously engaged in the issuance of its shares, but (b) do not prohibit such a holding company or affiliate from acting as investment adviser, transfer agent, and custodian to such an investment company. In 1981 the United States Supreme Court held in Board of Governors of the Federal Reserve System v. Investment Company Institute that the Board did not exceed its authority under the Holding Company Act when it adopted its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisers to registered closed-end investment companies. In the Board of Governors case, the Supreme Court also stated that if a national bank complied with the restrictions imposed by the Board in its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisers to investment companies, a national bank performing investment advisory services for an investment company would not violate the Glass-Steagall Act.


         Key Advisers and the Sub-Adviser believe that they may perform the services for the Victory Portfolios contemplated by the Prospectus, this Statement of Additional Information, and the Investment Advisory Agreement (and Sub-Advisory Agreement) with the Victory Portfolios without violation of applicable statutes and regulations and has so represented in its Investment Advisory Agreement (and Sub-Advisory Agreement) with the Victory Portfolios. Key Trust Company of Ohio, N.A. believes that it may perform the services for the Victory Portfolios contemplated by the Prospectus, this Statement of Additional Information, and the Shareholder Servicing Agreement with the Victory Portfolios (as described below) without violation of applicable statutes and regulations and has so represented in such Shareholder Servicing Agreement. Future changes in either federal or state statutes and regulations relating to the permissible activities of banks or bank holding companies and the subsidiaries or affiliates of those entities, as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations, could prevent or restrict Key Trust Company of Ohio, N.A., Key Advisers or the Sub-Adviser from continuing to perform such services for the Victory Portfolios. Depending upon the nature of any changes in the services which could be provided by Key Trust Company of Ohio, N.A., Key Advisers or the Sub-Adviser, the Trustees of the Victory Portfolios would review the Victory Portfolios' relationship with Key Trust Company of Ohio, N.A., Key Advisers or the Sub-Adviser and consider taking all action necessary in the circumstances.

         Should future legislative, judicial, or administrative action prohibit or restrict the proposed activities of Key Trust Company of Ohio, N.A., Key Advisers or the Sub-Adviser and its affiliated and correspondent banks and other non-bank affiliates in connection with customer purchases of shares of the Victory Portfolios, the banks and such non-bank affiliates might be required to alter materially or discontinue the services offered by them to customers. It is not anticipated, however, that any change in the Victory Portfolios' method of operations would affect its net asset value per share or result in financial losses to any customer.



         From time to time, advertisements, supplemental sales literature and information furnished to present or prospective shareholders of the Fund may include descriptions of Key Trust Company of Ohio, N.A., Key Advisers and the Sub-Adviser including, but not limited to, (i) descriptions of the operations of Key Trust Company of Ohio, N.A., Key Advisers and the Sub-Adviser; (ii) descriptions of certain personnel and their functions; and (iii) statistics and rankings related to the operations of Key Trust Company of Ohio, N.A., Key Advisers and the Sub-Adviser.



Portfolio Transactions



         Pursuant to the Investment Advisory Agreement (and Sub-Advisory Agreement), Key Advisers or the Sub-Adviser determines, subject to the general supervision of the Trustees of the Victory Portfolios, and in accordance with the Fund's investment objective and restrictions, which securities are to be purchased and sold by the Fund, and which brokers are to be eligible to execute its portfolio transactions. Purchases from underwriters and/or broker/dealers of portfolio securities include a commission or concession paid by the issuer to the underwriter and/or broker/dealer and purchases from dealers serving as market makers may include the spread between the bid and asked price. While Key Advisers and the Sub-Adviser generally seek competitive prices (inclusive of any spread or commission), the Fund may not necessarily pay the lowest prices available on each transaction, for reasons discussed below.



         Allocation of transactions to dealers is determined by Key Advisers or the Sub-Adviser in their best judgment and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. Subject to this consideration, dealers who provide supplemental investment research to Key Advisers or the Sub-Adviser may receive orders for transactions by the Victory Portfolios. Information so received is in addition to and not in lieu of services required to be performed by Key Advisers or the Sub-Adviser and does not reduce the advisory fees payable to Key Advisers by the Victory Portfolios. Such information may be useful to Key Advisers or the Sub-Adviser in serving both the Victory Portfolios and other clients and, conversely, supplemental research information obtained by the placement of orders on behalf of other clients may be useful to Key Advisers or the Sub-Adviser in carrying out its obligations to the Victory Portfolios. In the future, the Trustees may also authorize the allocation of brokerage to affiliated broker-dealers on an agency basis to effect portfolio transactions. In such event, the Trustees will adopt procedures incorporating the standards of Rule 17e-1 under the 1940 Act, which requires that the commission paid to affiliated broker-dealers must be "reasonable and fair compared to the commission, fee or other remuneration received, or to be received, by other brokers in connection with comparable transactions involving similar securities during a comparable period of time." At times, the Fund may also purchase portfolio securities directly from dealers acting as principals, underwriters or market makers. As these transactions are usually conducted on a net basis, no brokerage commissions are paid by the Fund.



         The Victory Portfolios will not execute portfolio transactions through, acquire portfolio securities issued by, make savings deposits in, or enter into repurchase or reverse repurchase agreements with Key Advisers, the Sub-Adviser, Key Trust Company of Ohio, N.A. or its affiliates, Concord Holding Corporation, Victory Broker-Dealer Services, Inc. or their affiliates, and will not give preference to Key Trust Company of Ohio, N.A.'s correspondent banks or affiliates, or Concord Holding Corporation or Victory Broker-Dealer Services, Inc. with respect to such transactions, securities, savings deposits, repurchase agreements, and reverse repurchase agreements.



         Investment decisions for the Fund are made independently from those for the other funds or any other investment company or account managed by Key Advisers (or Society). Any such other investment company or account may also invest in the same securities as a particular fund. When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and another fund, investment company or account, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which Key Advisers (or Society) believes to be equitable to the Fund and such other fund, investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained by the Fund. To the extent permitted by law, Key Advisers (or Society) may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for the other funds or for other investment companies or accounts in order to obtain best execution. As provided by the Investment Advisory (and Sub-Advisory) Agreement, in making investment recommendations for the Victory Portfolios, Key Advisers (or Society) will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by a Fund is a customer of Society, its parents or subsidiaries or affiliates and, in dealing with their commercial customers, Key Advisers (Society), its parents, subsidiaries, and affiliates will not inquire or take into consideration whether securities of such customers are held by the Victory Portfolios.



         In the fiscal years ended October 31, 1994 and 1995 the Fund paid $59,306 and $______________, respectively, in brokerage commissions.



Administrator



         Currently, Concord Holding Corporation ("CHC") serves as general manager and administrator (the "Administrator") to the Fund. Prior to CHC becoming administrator to the Fund, The Winsbury Company ("Winsbury") served as administrator. The Administrator assists in supervising all operations of each fund (other than those performed by Key Advisers or the Sub-Adviser under the Investment Advisory (Sub-Advisory) Agreement). The Administrator is a broker-dealer registered with the Commission, and is a member of the National Association of Securities Dealers, Inc. The Administrator provides financial services to institutional clients.



         CHC receives a fee from each fund for its services as Administrator and expenses assumed pursuant to the Administration Agreements, calculated daily and paid monthly, at the annual rate of fifteen one hundredths of one percent (.15%) of each fund's average daily net assets. CHC may periodically waive all or a portion of its fee with respect to any fund in order to increase the net income of one or more funds of the Victory Portfolios available for distribution as dividends.



         Unless sooner terminated, the Administration Agreement will continue in effect as to the Fund for a period of two years, and for consecutive one-year terms thereafter, provided that such continuance is ratified at least annually by the Victory Portfolios' Trustees or by vote of a majority of the outstanding shares of that Fund, and in either case by a majority of the Trustees who are not parties to the Administration Agreement or interested persons (as defined in the 1940 Act) of any party to the Administration Agreement, by votes cast in person at a meeting called for such purpose.



         The Administration Agreement provides that CHC shall not be liable for any error of judgment or mistake of law or any loss suffered by the Victory Portfolios in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith, or gross negligence in the performance of its duties, or from the reckless disregard by it of its obligations and duties thereunder.



         Under the Administration Agreement, CHC assists in the Fund's administration and operation, including providing statistical and research data, clerical services, internal compliance and various other administrative services, including among other responsibilities, forwarding certain purchase and redemption requests to the Transfer Agent, participation in the updating of the prospectus, coordinating the preparation, filing, printing and dissemination of reports to shareholders, coordinating the preparation of income tax returns, arranging for the maintenance of books and records and providing the office facilities necessary to carry out the duties thereunder. Under the Administration Agreement, CHC may delegate all or any part of its responsibilities thereunder.

         CHC receives an annual fee of .15% of the Fund's average net assets, paid monthly, for services performed under the Fund's Administration Agreement. CHC may, from time to time, agree to reimburse the Fund for expenses above a specified percentage of average net assets.



         Victory Broker-Dealer Services, Inc. sells shares of the Fund as agent on behalf of the Victory Portfolios at no cost to the Fund. Key Advisers and the Sub-Adviser neither participate in nor are they responsible for the underwriting of Victory Portfolios shares.



         In the fiscal years ended October 31, 1995 and October 31, 1994, the Fund paid aggregate administration fees of $_________ and $77,085, respectively after fee reductions of $________ and $9,905, respectively.



Business Management Agreement



         In connection with its obligations under the Investment Sub-Advisory Agreement, the Sub-Adviser has entered into a Business Management Agreement with Key Advisers, pursuant to which Key Advisers provides certain administrative and support services to the Sub-Adviser. Such services include preparing reports to Victory Portfolios' Board of Trustees, recordkeeping services, and services rendered in connection with the preparation of regulatory filings and other reports, and regulatory and other administrative and compliance systems and support services.



         For such services to the Fund, the Sub-Adviser pays fees to Key Advisers which vary according to a sliding scale containing "breakpoints" at which decreases in the business management fees correspond to increases in the average daily net asset values of the Fund as follows:



                                                        Rate of Business
            Net Assets of the Fund                      Management Fee*
            ----------------------                      ---------------
            Up to $10,000,000                                  0.30%
            Next $15,000,000                                   0.15%
            Next $25,000,000                                   0.05%
            Above $50,000,000                                  0.00%


--------------------

*        As a percentage of average daily net assets.

Shareholder Servicing Plan



         The Victory Portfolios, on behalf of the Fund, has adopted a Shareholder Servicing Plan to provide payments to shareholder servicing agents (each a "Shareholder Servicing Agent") that provide administrative support services to customers who may from time to time beneficially own shares, which services include: (i) aggregating and processing purchase and redemption requests for shares from customers and promptly transmitting net purchase and redemption orders to our distributor or transfer agent; (ii) providing customers with a service that invests the assets of their accounts in shares pursuant to specific or pre-authorized instructions; (iii) processing dividend and distribution payments on behalf of customers; (iv) providing information periodically to customers showing their positions in shares; (v) arranging for bank wires; (vi) responding to customer inquiries; (vii) providing subaccounting with respect to shares beneficially owned by customers or providing the information to the Victory Portfolios necessary for subaccounting; (viii) if required by law, forwarding shareholder communications from us (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to customers; (ix) forwarding to customers proxy statements and proxies containing any proposals regarding this Plan; and (x) providing such other similar services as we may reasonably request to the extent you are permitted to do so under applicable statutes, rules or regulations. For expenses incurred and services provided pursuant to the Shareholder Servicing Agreement, the Fund pays each Shareholder Servicing Agent a fee computed daily and paid monthly, in amounts aggregating not more than twenty-five one-hundredths of one percent (.25%) of the average daily net assets of the Fund per year. A Shareholder Servicing Agent may periodically waive all or a portion of its respective shareholder servicing fees with respect to the Fund to increase the net income of the Fund available for distribution as dividends.



Expenses



         The Fund bears the following expenses relating to its respective operations: taxes, interest, brokerage fees and commissions, fees of the Trustees of the Victory Portfolios, Commission fees, state securities qualification fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to current shareholders, outside auditing and legal expenses, advisory and administration fees, fees and out-of-pocket expenses of the custodian and transfer agent, certain insurance premiums, costs of maintenance of the Fund's existence, costs of shareholders' reports and meetings, and any extraordinary expenses incurred in the Fund's operation.



         If total expenses borne by the Fund in any fiscal year exceeds expense limitations imposed by applicable state securities regulations, Key Advisers, the Sub-Adviser or the Administrator will waive their fees to the extent such excess expenses exceed such expense limitation in proportion to their respective fees. As of the date of this Statement of Additional Information, the most restrictive expense limitation applicable to the Fund limits its aggregate annual expenses, including management and advisory fees but excluding interest, taxes, brokerage commissions, and certain other expenses, to 2.5% of the first $30 million of its average net assets, 2.0% of the next $70 million of its average net assets, and 1.5% of its remaining average net assets. Any expenses to be borne by Key Advisers, the Sub-Adviser or the Administrator will be estimated daily and reconciled and paid on a monthly basis. Fees imposed upon customer accounts by Key Advisers, the Sub-Adviser, Key Trust Company of Ohio, N.A. or its correspondents, affiliated banks and other non-bank affiliates for cash management services are not fund expenses for purposes of any such expense limitation.

Distributor



         Victory Broker-Dealer Services, Inc. (the "Distributor") serves as distributor for the continuous offering of the shares of each fund of the Victory Portfolios pursuant to a Distribution Agreement. Prior to Victory Broker-Dealer Services, Inc. becoming the Distributor, Winsbury Fund Distributors ("Winsbury") served as distributor of the Fund. Unless otherwise terminated, the Distribution Agreement will remain in effect for two years, and thereafter for consecutive one-year terms, provided that it is approved at least annually (i) by the Victory Portfolios' Trustees or by the vote of a majority of the outstanding shares of the Victory Portfolios, and (ii) by the vote of a majority of the Trustees of the Victory Portfolios who are not parties to the Distribution Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate in the event of its assignment, as defined in the 1940 Act. For the Victory Portfolios' fiscal years ended October 31, 1993 and October 31, 1994, Winsbury received $______ and $_______, respectively, in underwriting commissions, and retained $0 and $15, respectively. For the fiscal year ended October 31, 1995, the Distributor received $_______________ in underwriting commissions, and retained $________________.



Fund Accountant



         BISYS Fund Services Ohio, Inc., serves as fund accountant for the Fund pursuant to a fund accounting agreement with the Victory portfolios dated June 5, 1995 (the "Fund Accounting Agreement"). As fund accountant for the Victory Portfolios, BISYS Fund Services Ohio, Inc. calculates the Fund's Portfolios' net asset value, the dividend and capital gain distributions, if any, and the yield. BISYS Fund Services Ohio, Inc. also provides a current security position report, a summary report of transactions and pending maturities, a current cash position report, and maintains the general ledger accounting records for the Fund. Under the Fund Accounting Agreement, BISYS Fund Services Ohio, Inc. is entitled to receive annual fees of .03% of the first $100 million of the Fund's daily average net assets, .02% of the next $100 million of Fund's daily average net assets, and .01% of the Fund's remaining daily average net assets. These annual fees are subject to a minimum monthly assets charge of $2,917 per tax-free fund, and do not include out-of-pocket expenses or multiple class charges of $833 per month assessed for each class of shares after the first class. In the fiscal years ended October 31, 1993, October 31, 1994, and October 31, 1995, the Victory Portfolios paid The Winsbury Service Corporation fund accounting fees (after fee waivers) of $0, $36,706 and $_________, respectively, for the Fund.



Custodian



         Cash and securities owned by the Fund are held by Key Trust Company of Ohio, N.A. as custodian. Key Trust Company of Ohio, N.A. serves as custodian to the Fund pursuant to a Custodian Agreement dated May 24, 1995. Under this Agreement, Key Trust Company of Ohio, N.A. (i) maintains a separate account or accounts in the mane of the Fund; (ii) makes receipts and disbursements of money on behalf of the Fund; (iii) collects and receives all income and other payments and distributions on account of portfolio securities; (iv) responds to correspondence from security brokers and others relating to its duties; and (v) makes periodic reports to the Victory Portfolios' Trustees concerning the Victory Portfolios' operations. Key Trust Company of Ohio, N.A. may, with the approval of the Victory Portfolios and the custodian's own expense, open and maintain a sub-custody account or accounts on behalf of the Fund, provided that Key Trust Company of Ohio, N.A. shall remain liable for the performance of all of its duties under its respective Custodian Agreement.

Transfer Agent



         Primary Funds Service Corporation serves as transfer agent and dividend disbursing agent for the Fund, pursuant to a Transfer Agency and Shareholder Servicing Agreement. Under its agreement with the Victory Portfolios, Primary Funds Service Corporation has agreed (i) to issue and redeem shares of the Victory Portfolios; (ii) to address and mail all communications by the Victory Portfolios to its shareholders, including reports to shareholders, dividend and distribution notices, and proxy material for its meetings of shareholders; (iii) to respond to correspondence or inquiries by shareholders and others relating to its duties; (iv) to maintain shareholder accounts and certain sub-accounts; and
(v) to make periodic reports to the Victory Portfolios' Trustees concerning the Victory Portfolios' operations. For the services provided under the Transfer Agency and Shareholder Servicing Agreement, Primary Funds Service Corporation receives a maximum monthly fee of $1,250 from the Fund, and to a maximum of $3.50 per account of the Fund.



Auditors



         The financial highlights appearing in the Prospectus for the Fund, other than unaudited information marked as such, has been derived from financial statements of the Victory Portfolios appearing in or incorporated by reference in this Statement of Additional Information which have been audited by Coopers & Lybrand L.L.P., independent accountants, as set forth in their report appearing elsewhere herein, and are included in reliance upon such report and on the authority of such firm as experts in auditing and accounting. Coopers & Lybrand L.L.P.'s address is 100 East Broad Street, Columbus, Ohio 43215.


Legal Counsel

         Kramer, Levin, Naftalis, Nessen, Kamin & Frankel, 919 Third Avenue, New York, New York 10022 is counsel to the Victory Portfolios.


                             ADDITIONAL INFORMATION



Description of Shares



         The Victory Portfolios (sometimes referred to as the "Trust") is a Delaware business trust. Its Delaware Trust Instrument was adopted on December 6, 1995 and a certificate of Trust for the Trust was filed in Delaware on December __, 1995. On February 29, 1996, the Victory Portfolios converted from a Massachusetts business trust to a Delaware business trust.



         The previously effective Massachusetts Declaration of Trust, pursuant to which the Victory Portfolios was originally called the North Third Street Fund, was filed with the Secretary of State of the Commonwealth of Massachusetts on February 6, 1986. On September 22, 1986, an Amended and Restated Declaration of Trust was filed to change the name of the Trust to The Emblem Fund and to make certain other changes. A second amendment was filed October 23, 1986 providing for voting of shares in the aggregate except where voting of shares by series is otherwise required by law. An amendment to the Amended and Restated Declaration of Trust was filed on March 15, 1993 to change the name of the Trust to The Society Funds. An Amended and Restated Declaration of Trust was then filed on September 2, 1994 to change the name of the Trust to The Victory Portfolios.



         The currently effective Delaware Trust Instrument authorizes the Trustees to issue an unlimited number of shares, which are units of beneficial interest, without par value. The Victory Portfolios presently has twenty-eight series of shares, which represent interests in the U.S. Government Obligations Fund, the Prime Obligations Fund, the Tax-Free Money Market Fund, the Balanced Fund, the Stock Index Fund, the Value Fund, the Diversified Stock Fund, the Growth Fund, the Special Value Fund, the Special Growth Fund, the Ohio Regional Stock Fund, the International Growth Fund, the Limited Term Income Fund, the Government Mortgage Fund, the Ohio Municipal Bond Fund, the Intermediate Income Fund, the Investment Quality Bond Fund, the Florida Tax-Free Bond Fund, the

Municipal Bond Fund, the Convertible Securities Fund, the Short-Term U.S. Government Income Fund, the Government Bond Fund, the Fund for Income, the National Municipal Bond Fund, the New York Tax-Free Fund, the Institutional Money Market Fund, the Financial Reserves Fund and the Ohio Municipal Money Market Fund, respectively. The Victory Portfolios' Delaware Trust Instrument authorizes the Trustees to divide or redivide any unissued shares of the Victory Portfolios into one or more additional series by setting or changing in any one or more respects their respective preferences, conversion or other rights, voting power, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption.


         Shares have no subscription or preemptive rights and only such conversion or exchange rights as the Trustees may grant in their discretion. When issued for payment as described in the Prospectus and this Statement of Additional Information, the Victory Portfolios' shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of the Victory Portfolios, shares of the Fund are entitled to receive the assets available for distribution belonging to the Fund, and a proportionate distribution, based upon the relative asset values of the respective funds of the Victory Portfolios, of any general assets not belonging to any particular fund which are available for distribution.

         As described in the Prospectus under the caption "ADDITIONAL INFORMATION -- Voting Rights," shares of the Victory Portfolios are entitled to one vote per share (with proportional voting for fractional shares) on such matters as shareholders are entitled to vote. On any matter submitted to a vote of the shareholders, all shares are voted separately by individual series (funds), and whenever the Trustees determine that the matter affects only certain series, may be submitted for a vote by only such series, except (i) when required by the 1940 Act, shares are voted in the aggregate and not by individual series; and (ii) when the Trustees have determined that the matter affects the interests of more than one series and that voting by shareholders of all series would be consistent with the 1940 Act, then the shareholders of all such series shall be entitled to vote thereon (either by individual series or by shares voted in the aggregate, as the Trustees in their discretion may determine). The Trustees may also determine that a matter affects only the interests of one or more classes of a series, in which case (or if required under the 1940 Act) such matter shall be voted on by such class or classes. There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees have been elected by the shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. In addition, Trustees may be removed from office by a vote of the holders of at least two-thirds of the outstanding shares of the Victory Portfolios. A meeting shall be held for such purpose upon the written request of the holders of not less than 10% of the outstanding shares. Upon written request by ten or more shareholders meeting the qualifications of Section 16(c) of the 1940 Act, (i.e., person who have been shareholders for at least six months, and who hold shares having an NAV of at least $25,000 or constituting 1% of the outstanding shares) stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Victory Portfolios will provide a list of shareholders or disseminate appropriate materials (at the expense of the requesting shareholders). Except as set forth above, the Trustees shall continue to hold office and may appoint their successors.

         Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Victory Portfolios shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each fund of the Victory Portfolios affected by the matter. For purposes of determining whether the approval of a majority of the outstanding shares of a fund will be required in connection with a matter, a fund will be deemed to be affected by a matter unless it is clear that the interests of each fund in the matter are identical, or that the matter does not affect any interest of the fund. Under Rule 18f-2, the approval of an investment advisory agreement or any change in investment policy would be effectively acted upon with respect to a fund only if approved by a majority of the outstanding shares of such fund. However, Rule 18f-2 also provides that the ratification of independent public accountants, the approval of principal underwriting contracts, and the election of Trustees may be effectively acted upon by shareholders of all of the Victory Portfolios voting without regard to series.

Shareholder and Trustee Liability



         The Delaware Business Trust Act provides that a shareholder of a Delaware business trust shall be entitled to the same limitation of personal liability extended to shareholders of Delaware corporations. The Delaware Trust Instrument also provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his or her being or having been a shareholder. The Delaware Trust Instrument also provides that the Victory Portfolios shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Victory Portfolios, and shall satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered to be extremely remote.



         The Delaware Trust Instrument states further that no Trustee, officer, or agent of the Victory Portfolios shall be personally liable in connection with the administration or preservation of the assets of the Funds or the conduct of the Victory Portfolios' business; nor shall any Trustee, officer, or agent be personally liable to any person for any action or failure to act except for his own bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties. The Declaration of Trust also provides that all persons having any claim against the Trustees or the Victory Portfolios shall look solely to the assets of the Victory Portfolios for payment.



Miscellaneous



         As used in the Prospectus and in this Statement of Additional Information, "assets belonging to a fund" (or "assets belonging to the Fund") means the consideration received by the Victory Portfolios upon the issuance or sale of shares in that fund, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale, exchange, or liquidation of such investments, and any funds or payments derived from any reinvestment of such proceeds and any general assets of the Victory Portfolios, which general liabilities and expenses are not readily identified as belonging to a particular fund (or the Fund) that are allocated to that fund (or the Fund) by the Victory Portfolios' Trustees. The Trustees may allocate such general assets in any manner they deem fair and equitable. It is anticipated that the formula that will be used by the Trustees in making allocations of general assets to a particular fund of the Victory Portfolios will be the relative net asset value of the respective fund at the time of allocation. Assets belonging to a particular fund are charged with the direct liabilities and expenses of that fund, and with a share of the general liabilities and expenses of each of the funds not readily identified as belonging to a particular fund that are allocated to each fund in accordance with its proportionate share of the net asset values of the Victory Portfolios at the time of allocation. The timing of allocations of general assets and general liabilities and expenses of the Victory Portfolios to a particular fund will be determined by the Trustees of the Victory Portfolios and will be in accordance with generally accepted accounting principles. Determinations by the Trustees of the Victory Portfolios as to the timing of the allocation of general liabilities and expenses and as to the timing and allocable portion of any general assets with respect to a particular fund are conclusive.


         As used in the Prospectus and in this Statement of Additional Information, a "vote of a majority of the out standing shares" or a "vote of a majority of the outstanding voting securities" of the Victory Portfolios or a particular fund means the affirmative vote of the lesser of (a) 67% or more of the shares of the Victory Portfolios or such fund present at a meeting at which the holders of more than 50% of the outstanding shares of the Victory Portfolios or such fund are represented in person or by proxy, or (b) more than 50% of the outstanding shares of the Victory Portfolios or such fund.

         Organizational expenses are allocated to each of the Victory Portfolios and are amortized over a period of two years from the commencement of the public offering of shares of the Victory Portfolios.

         The Victory Portfolios is registered with the Commission as an open-end management investment company. Such registration does not involve supervision by the Commission of the management or policies of the Victory Portfolios.

         The Prospectus and this Statement of Additional Information omit certain of the information contained in the Registration Statement filed with the Commission. Copies of such information may be obtained from the Commission upon payment of the prescribed fee.

         The Prospectus and this Statement of Additional Information are not an offering of the securities herein described in any state in which such offering may not lawfully be made. No salesman, dealer, or other person is authorized to give any information or make any representation other than those contained in the Prospectus and this Statement of Additional Information.


         The 1995 Annual Report to shareholders of The Victory Portfolios is incorporated by reference herein. This report includes the financial statements for the fiscal year ended October 31, 1995. The opinion in the Annual Report of Coopers & Lybrand L.L.P., independent accountants, is incorporated by reference herein in its entirety to such Annual Report, and such financial statements are incorporated in their entirety in reliance upon such report of Coopers & Lybrand L.L.P. and on the authority of such firm as experts in auditing and accounting.



         The following table indicates each person known by the Fund to own beneficially 5% or more of the shares of the Fund as of December 1, 1995:



                                                          Percent of Total
                                                             Outstanding
      Name & Address                 Shares                Shares of Fund
      --------------                 ------                --------------
KeyCorp Cash Balance              2,642,311.92                  29.64%
Mutual/Equity Fund
127 Public Square
Cleveland, OH  44114

                                    APPENDIX



         The nationally recognized statistical rating organizations (individually, an "NRSRO") that may be utilized by Key Advisers or the Sub-Adviser with regard to portfolio investments for the Fund include Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P"), Duff & Phelps, Inc. ("Duff"), Fitch Investors Service, Inc. ("Fitch"), IBCA Limited and its affiliate, IBCA Inc. (collectively, "IBCA"), and Thomson BankWatch, Inc. ("Thomson"). Set forth below is a description of the relevant ratings of each such NRSRO. The NRSROs that may be utilized by Key Advisers or the Sub-Adviser and the description of each NRSRO's ratings is as of the date of this Statement of Additional Information, and may subsequently change.


         Long-Term Debt Ratings (may be assigned, for example, to corporate and municipal bonds)

         Description of the five highest long-term debt ratings by Moody's (Moody's applies numerical modifiers (e.g., 1, 2, and 3) in each rating category to indicate the security's ranking within the category):

         Aaa. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

         A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

         Baa. Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba. Bonds which are rated Ba are judged to have speculative elements - their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times in the future. Uncertainty of position characterizes bonds in this class.

         Description of the five highest long-term debt ratings by S&P (S&P may apply a plus (+) or minus (-) to a particular rating classification to show relative standing within that classification):

         AAA. Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

         AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

         A. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         BBB. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

         BB. Debt rated BB is regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

         Description of the three highest long-term debt ratings by Duff:

         AAA. Highest credit quality. The risk factors are negligible being only slightly more than for risk-free U.S. Treasury debt.

         AA+. High credit quality Protection factors are strong.

         AA. Risk is modest but may vary slightly from time to time

         AA-. because of economic conditions.

         A+. Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

         Description of the three highest long-term debt ratings by Fitch (plus or minus signs are used with a rating symbol to indicate the relative position of the credit within the rating category):

         AAA. Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

         AA. Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issues is generally rated "[-]+."

         A. Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

         IBCA's description of its three highest long-term debt ratings:

         AAA. Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly.

         AA. Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic, or financial conditions may increase investment risk albeit not very significantly.

         A. Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

         Short-Term Debt Ratings (may be assigned, for example, to commercial paper, master demand notes, bank instruments, and letters of credit)

         Moody's description of its three highest short-term debt ratings:

         Prime-1. Issuers rated Prime-1 (or supporting institutions) have a superior capacity for repayment of senior short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by many of the following characteristics:

         -        Leading market positions in well-established industries.

         -        High rates of return on funds employed.

         - Conservative capitalization structures with moderate reliance on debt and ample asset protection.

         - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

         - Well-established access to a range of financial markets and assured sources of alternate liquidity.

         Prime-2. Issuers rated Prime-2 (or supporting institutions) have a strong capacity for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         Prime-3. Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

         S&P's description of its three highest short-term debt ratings:

         A-1. This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to have extremely strong safety characteristics are denoted with a plus sign (+).

         A-2. Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

         A-3. Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

         Duff's description of its five highest short-term debt ratings (Duff incorporates gradations of "1+" (one plus) and "1-" (one minus) to assist investors in recognizing quality differences within the highest rating category):

         Duff 1+. Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

         Duff 1. Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

         Duff 1-. High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

         Duff 2. Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good.
         Risk factors are small.

         Duff 3. Satisfactory liquidity and other protection factors qualify issue as to investment grade.

         Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

         Fitch's description of its four highest short-term debt ratings:

         F-1+. Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

         F-1. Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

         F-2. Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ or F-1 ratings.

         F-3. Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

         IBCA's description of its three highest short-term debt ratings:

         A+. Obligations supported by the highest capacity for timely repayment.

         A1. Obligations supported by a very strong capacity for timely repayment.

         A2. Obligations supported by a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

Short-Term Loan/Municipal Note Ratings

         Moody's description of its two highest short-term loan/municipal note ratings:

         MIG-1/VMIG-1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

         MIG-2/VMIG-2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

         S&P's description of its two highest municipal note ratings:

         SP-1. Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

         SP-2.  Satisfactory capacity to pay principal and interest.

Short-Term Debt Ratings

         Thomson BankWatch, Inc. ("TBW") ratings are based upon a qualitative and quantitative analysis of all segments of the organization including, where applicable, holding company and operating subsidiaries.

         TBW Ratings do not constitute a recommendation to buy or sell securities of any of these companies. Further, TBW does not suggest specific investment criteria for individual clients.

         The TBW Short-Term Ratings apply to commercial paper, other senior short-term obligations and deposit obligations of the entities to which the rating has been assigned.

         The TBW Short-Term Ratings apply only to unsecured instruments that have a maturity of one year or less.

         The TBW Short-Term Ratings specifically assess the likelihood of an untimely payment of principal or interest.

         TBW-1. The highest category; indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

         TBW-2. The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".

         TBW-3. The lowest investment grade category; indicates that while more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

         TBW-4. The lowest rating category; this rating is regarded as non-investment grade and therefore speculative.

Definitions of Certain Money Market Instruments

Commercial Paper

         Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper normally have maturities of less than nine months and fixed rates of return.

Certificates of Deposit

         Certificates of Deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return.

Bankers' Acceptances

         Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity.

U.S. Treasury Obligations

         U.S. Treasury Obligations are obligations issued or guaranteed as to payment of principal and interest by the full faith and credit of the U.S. Government. These obligations may include Treasury bills, notes and bonds, and issues of agencies and instrumentalities of the U.S. Government, provided such obligations are guaranteed as to payment of principal and interest by the full faith and credit of the U.S. Government.

U.S. Government Agency and Instrumentality Obligations

         Obligations issued by agencies and instrumentalities of the U.S. Government include such agencies and instrumentalities as the Government National Mortgage Association, the Export-Import Bank of the United States, the Tennessee Valley Authority, the Farmers Home Administration, the Federal Home Loan Banks, the Federal Intermediate Credit Banks, the Federal Farm Credit Banks, the Federal Land Banks, the Federal Housing Administration, the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, and the Student Loan Marketing Association. Some of these obligations, such as those of the Government National Mortgage Association are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law. A Fund will invest in the obligations of such instrumentalities only when the investment adviser believes that the credit risk with respect to the instrumentality is minimal.

                       STATEMENT OF ADDITIONAL INFORMATION


                             THE VICTORY PORTFOLIOS


                       THE INSTITUTIONAL MONEY MARKET FUND


                                  March 1, 1996



         This Statement of Additional Information is not a Prospectus, but should be read in conjunction with the Prospectus of The Victory Portfolios - The Institutional Money Market Fund, dated the same date as the date hereof (the "Prospectus"). This Statement of Additional Information is incorporated by reference in its entirety into the Prospectus. Copies of the Prospectus may be obtained by writing The Victory Portfolios at Primary Funds Service Corporation, P.O. Box 9741, Providence, RI 02940-9741, or by telephoning toll free 800-539-FUND or 800-539-3863.



Investment Policies and Limitations                  1              INVESTMENT ADVISER
Valuation of Portfolio Securities                    5              KeyCorp Mutual Fund Advisers, Inc.
Additional Purchase and Redemption Information       5
Management of the Victory Portfolios                 8              INVESTMENT SUB-ADVISER
Advisory and Other Contracts                        16              Society Asset Management, Inc.
Additional Information                              24
                                                    26              ADMINISTRATOR
Independent Auditor's Report                        29              Concord Holding Corporation
Financial Statements                                29
Appendix                                            30              DISTRIBUTOR
                                                                    Victory Broker-Dealer Services, Inc.

                                                                    TRANSFER AGENT
                                                                    Primary Funds Service Corporation

                                                                    CUSTODIAN
                                                                    Key Trust Company of Ohio, N.A.

                       STATEMENT OF ADDITIONAL INFORMATION





         The Victory Portfolios (the "Victory Portfolios") is an open-end management investment company. The Victory Portfolios consist of twenty-eight series of units of beneficial interest ("shares") four of which series are currently inactive. The outstanding shares represent interest in the twenty four investment portfolios which are currently active. This Statement of Additional Information relates to The Victory Institutional Money Market Fund (the "Fund") only. Much of the information contained in this Statement of Additional Information expands on subjects discussed in the Prospectus. Capitalized terms not defined herein are used as defined in the Prospectus. No investment in shares of the Fund should be made without first reading the Fund's Prospectus.




                       INVESTMENT POLICIES AND LIMITATIONS




         The Fund's investment objective is to obtain as high a level of current income as is consistent with preserving capital and providing liquidity through investment primarily in high-quality, U.S. dollar-denominated money market instruments.




The following are the Fund's fundamental investment limitations set forth in their entirety. The Fund will not:




(1) purchase the securities of any issuer (other than obligations issued or guaranteed as to principal and interest by the United States government, its agencies or instrumentalities) if, as a result thereof: (i) more than 5% of its total assets would be invested in the securities of such issuer, provided, however, that in the case of certificates of deposit, time deposits and bankers' acceptances, up to 25% of the Fund's total assets may be invested without regard to such 5% limitation, but shall instead be subject to a 10% limitation; (ii) more than 25% of its total assets would be invested in the securities of one or more issuers having their principal business activities in the same industry, provided, however, that it may invest more than 25% of its total assets in the obligations of domestic banks. Neither finance companies as a group nor utility companies as a group are considered a single industry for purposes of this policy (i.e., finance companies will be considered a part of the industry they finance and utilities will be divided according to the types of services they provide.)




(2) borrow money except (i) from a bank for temporary or emergency purposes (not for leveraging or investment) or (ii) by engaging in reverse repurchase agreements, provided that (i) and (ii) in combination ("borrowings") do not exceed an amount equal to one third of the current value of its total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing is made;




(3) make loans to other persons, except (i) by the purchase of debt obligations in which the Fund is authorized to invest in accordance with its investment objective, and (ii) by engaging in repurchase agreements. In addition, the Fund may lend its portfolio securities to broker-dealers or other institutional investors, provided that the borrower delivers cash or cash equivalents as collateral to the Fund and agrees to maintain such collateral so that it equals at least 100% of the value of the securities loaned. Any such securities loan may not be made if, as a result thereof, the aggregate value of all securities loaned exceeds 33 1/3% of the total assets of the Fund;




(4) act as an underwriter (except as it may be deemed such in a sale of restricted securities);




(5) buy or sell real estate, commodities, or commodity (futures) contracts or invest in oil, gas or other mineral exploration or development programs; or




(6)      issue any senior security (as defined in the 1940 Act), except that
         (a) the Fund may engage in transactions which may result in the issuance of senior securities to the extent permissible under the applicable regulations and interpretations of the 1940 Act or an exemptive order;
         (b) the Fund may acquire other securities that may be deemed senior securities to the extent permitted under applicable regulations or interpretations of the 1940 Act; (c) subject to the restrictions set forth below, the Fund may borrow money as authorized by the 1940 Act;





         The following limitations are not fundamental and may be changed without shareholder notification:





         The Fund will not:





(1) purchase the securities of a company if such purchase, at the time thereof, would cause more than 5% of the Fund's total assets to be invested in securities of companies, which, including predecessors, have a record of less than three years' continuous operation;




(2) pledge assets, except that the Fund may pledge not more than one third of its total assets (taken at current value) to secure borrowings made in accordance with limitation (2) above;




(3) invest more than 10% of the value of the Fund's net assets in securities that are illiquid, including repurchase agreements providing for settlement in more than seven days after notice;




(4) purchase or retain the securities of any issuer, any of whose officers, directors, or security holders is a trustee, director, or officer of the Fund or of its investment adviser, if or so long as the Board of Trustees, directors, and officers of the Fund and of its Investment Adviser together own beneficially more than 5% of any class of securities of such issuer;




(5) purchase securities on margin (but the Fund may obtain such credits as may be necessary for the clearance of purchases and sales of securities);




(6)      write or purchase any put or call option;




(7)      make short sales of securities;




(8) invest in companies for the purpose of exercising control or management; or




(9) invest in the securities of other investment companies except that the Fund may invest in shares of other money market funds that are not "affiliated persons" of the Fund and that limit their investments to securities appropriate for the Fund, provided investment by the Fund is limited to: (a) ten percent (10%) of the Fund's assets; (b) five percent (5%) of the Fund's total assets in the shares of a single money market fund; and (c) not more than three percent (3%) of the net assets of any one acquired money market fund. The investment adviser will waive the portion of its fee attributable to the assets of the Fund invested in such money market funds to the extent required by the laws of any jurisdiction in which shares of the Fund are registered for sale.




(10) The Fund may not participate on a joint, or a joint and several, basis in any trading account in securities. The "bunching" of orders for the sale or purchase of portfolio securities with other funds advised by the investment adviser or its affiliates to reduce brokerage commissions or otherwise to achieve best overall execution is not considered participation in a trading account in securities.

         Also, the Fund does not currently intend to:




(i) purchase commercial paper which is not rated in the single highest category by one NRSRO such as Duff & Phelps, Inc., Fitch Investors Service, Inc., Standard & Poor's Corporation, or Moody's Investors Service, Inc., or if unrated, which is not deemed to be of equivalent quality pursuant to procedures reviewed by the Trustees.




(ii) purchase securities for investment during periods when the sum of temporary bank borrowings and reverse repurchase agreements (described in fundamental limitation (2)) entered into to facilitate redemptions exceeds 5% of its total assets.




(iii)    lend more than 5% of its portfolio securities.




Fundamental limitation (3) is construed in conformity with the Investment Company Act of 1940, and if any time Fund borrowings exceed an amount equal to one third of the current value of the Fund's total assets (including the amount borrowed) less liabilities (other than borrowings) at the time the borrowing is made due to a decline in net assets, such borrowings will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation.




Repurchase agreements are transactions by which the Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked to market daily) of the underlying security. The Fund may engage in a repurchase agreement with respect to any security in which the Fund is authorized to invest even though the underlying security matures in more than one year. Whether a repurchase agreement is the purchase and sale of a security or a collateralized loan has not been definitively established.
This might become an issue in the event of the bankruptcy of the other party to the transaction. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delay and costs to the Fund in connection with bankruptcy proceedings), it is the policy of the Fund to limit repurchase transactions to those member banks of the Federal Reserve System and primary dealers in U.S. government securities whose creditworthiness has been reviewed and found satisfactory by the Adviser under policies established and reviewed by the Board of Trustees ("Trustees"). Repurchase Agreements are considered by the staff of the Securities and Exchange Commission ("SEC") to be loans by the Fund. In a reverse repurchase agreement, the Fund temporarily transfers possession of a portfolio instrument to another party, such as a financial institution or broker-dealer, in return for cash.
At the same time, the Fund agrees to repurchase the instrument at an agreed upon time (normally within seven days) and price including interest payment. The Fund expects that it will engage in reverse repurchase agreements when it is able to invest the cash so acquired at a rate higher than the rate reflected by the agreement, which would increase the income earned by the Fund. The Fund could also engage in reverse repurchase agreements as a means of raising cash to satisfy redemption requests without the necessity of selling portfolio instruments.




When the Fund engages in a reverse repurchase agreement, any fluctuations in the market value of either the securities transferred to another party or the securities in which the proceeds may be invested would affect the market value of the Fund's assets. As a result, such transactions may increase fluctuation in the market value of the Fund's assets (as opposed to the amortized cost value of its assets used in determining its net asset value per share). While there is a potential risk that large fluctuations in the market value of the Fund's assets could affect the Fund's net asset value per share, this risk is not significantly increased by engaging in reverse repurchase agreements in the Adviser's opinion. If the Fund reinvests the proceeds of a reverse repurchase agreement at a rate lower than the rate reflected by the agreement, engaging in the agreement will lower the Fund's yield.

At all times that a reverse repurchase agreement is outstanding, the Fund will maintain cash and liquid securities in a segregated account at its custodian bank with a value at least equal to its obligation under the agreement. Securities and other assets held in the segregated account may not be sold while the reverse repurchase agreement is outstanding, unless other suitable assets are substituted.




While the Adviser does not consider reverse repurchase agreements to involve borrowing money, reverse repurchase agreements will be included within the aggregate limitation on "borrowings" contained in the Fund's fundamental limitation.




State Regulations




         The Fund has agreed with a state securities administrator that it will limit investment in warrants to no more than 5% of its net assets and, of this 5%, no more than 2% will be invested in warrants which are not listed on the New York Stock Exchange or the American Stock Exchange; provided, however, that for the purposes of this limitation, warrants acquired in units or attached to other securities will be deemed to be without value.




         In addition, the Fund, so long as its shares are registered under the securities laws of the State of Texas and such restrictions are required as a consequence of such registration, is subject to the following non-fundamental policy, which may be modified in the future by the Trustees without a vote of the Fund's shareholders: the Victory Portfolios has represented to the Texas State Securities Board, on behalf of the investment portfolios registered in that state, that those investment portfolios will not invest in oil, gas or mineral leases or purchase or sell real property (including limited partnership interests, but excluding readily marketable securities of companies which invest in real estate).




         The policies and limitations above supplement those set forth in the Prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of the Fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Fund's acquisition of such security or other asset except in the case of borrowing (or other activities that may be deemed to result in the issuance of a "senior security" under the 1940 Act). Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund's investment policies and limitations. If the value of the Fund's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board will consider what actions, if any, are appropriate to maintain adequate liquidity.


FUTURE DEVELOPMENTS

         The Fund may take advantage of other investment practices which are not at present contemplated for use by the Fund or which currently are not available but which may be developed, to the extent such investment practices are both consistent with the Fund's investment objective and are legally permissible for the Fund. Such investment practices, if they arise, may involve risks which exceed those involved in the activities described in the Prospectus and Statement of Additional Information. Prior to commencing any new investment practice, the Fund will notify shareholders by means of prospectus supplement.



Portfolio Turnover




         As stated in the Prospectus, the turnover rate for the Fund's investment portfolio is calculated by dividing the lesser stated in the Prospectus of the Fund's purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The calculation excludes all securities whose maturities, at the time of acquisition, were one year or less. Because of this exclusion, portfolio turnover is expected to be zero percent for regulatory purposes.

                       VALUATION OF PORTFOLIO SECURITIES

         As indicated in the Prospectus, the net asset value ("NAV") of the Fund is determined and the shares of the Fund are priced as of the close of regular trading of the New York Stock Exchange ("NYSE") ("the Valuation Time(s)") on each Business Day of the Fund. A "Business Day" is a day on which the NYSE is open for trading, the Federal Reserve Bank of Cleveland is open and any other day (other than a day on which no shares of the Fund are tendered for redemption and no order to purchase any shares is received) during which there is sufficient trading in portfolio instruments that the Fund's net asset value per share might be materially affected. The NYSE, or the Federal Reserve Bank of Cleveland will not open in observance of the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day, and Christmas Day.



         When the NYSE is closed, or when trading is restricted for any reason other than its customary weekend or holiday closings, or under emergency circumstances as determined by the Commission to warrant such action, the Fund's transfer agent will determine the Fund's NAV at the close of business, normally 4:00 p.m., eastern time. The Fund's NAV may be affected to the extent that its securities are traded on days that are not Business Days.



         The Fund has elected to use the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act. This involves valuing an instrument at its cost initially and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. The value of securities in the portfolio can be expected to vary inversely with changes in prevailing interest rates.



         Pursuant to Rule 2a-7, the Fund will maintain a dollar-weighted average portfolio maturity appropriate to its objective of maintaining a stable net asset value per share, provided that the Fund will not purchase any security with a remaining maturity of more than 397 days (securities subject to repurchase agreements may bear longer maturities) nor maintain a dollar-weighted average portfolio maturity which exceeds 90 days. The Victory Portfolios' Trustees have also undertaken to establish procedures reasonably designed, taking into account current market conditions and the Victory Portfolios' investment objectives, to stabilize the net asset value per share of the Fund for purposes of sales and redemptions at $1.00. These procedures include review by the Trustees, at such intervals as they deem appropriate, to determine the extent, if any, to which the net asset value per share of the Fund calculated by using available market quotations deviates from $1.00 per share. In the event such deviation exceeds one-half of one percent, the Rule requires that the Board promptly consider what action, if any, should be initiated. If the Trustees believe that the extent of any deviation from the Fund's $1.00 amortized cost price per share may result in material dilution or other unfair results to new or existing investors, they will take such steps as they consider appropriate to eliminate or reduce to the extent reasonably practicable any such dilution or unfair results. These steps may include selling portfolio instruments prior to maturity, shortening the dollar-weighted average portfolio maturity, withholding or reducing dividends, reducing the number of the Fund's outstanding shares without monetary consideration, or utilizing a net asset value per share determined by using available market quotations.


                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION


Matters Affecting Redemption



         The Fund may suspend the right of redemption or postpone the date of payment for shares during any period when (a) trading on the NYSE is restricted by applicable rules and regulations of the Commission, (b) the

NYSE is closed for other than customary weekend and holiday closings, (c) the Commission has by order permitted such suspension, or (d) an emergency exists as determined by the Commission.



         [If, in the opinion of the Board of Trustees, conditions exist which make cash payment undesirable, redemption payments may be made in whole or in part in securities or other property, valued for this purpose as they are valued in computing the Fund's NAV. Shareholders receiving securities or other property on redemption may realize a gain or loss for tax purposes, and will incur any costs of sale, as well as the associated inconveniences.]



         Pursuant to Rule 11a-3 under the 1940 Act, the Fund is required to give shareholders at least 60 days' notice prior to terminating or modifying its exchange privilege. Under the Rule, the 60-day notification requirement may be waived if (i) the only effect of a modification would be to reduce or eliminate an administrative fee, redemption fee, or deferred sales charge ordinarily payable at the time of exchange, or (ii) a Fund temporarily suspends the offering of shares as permitted under the 1940 Act or by the Commission, or because it is unable to invest amounts effectively in accordance with its investment objective and policies.



         In the Prospectus, the Fund, Key Advisers and the Sub-Adviser have notified shareholders that they reserve the right at any time without prior notice to shareholders to refuse exchange purchases by any person or group if, in Key Advisers' or the Sub-Adviser's judgment, the Fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.



Purchasing Shares



         Shares are sold at their net asset value without a sales charge on days the NYSE and the Federal Reserve Wire System are open for business. The procedure for purchasing shares of the Fund is explained in the prospectus under "Investing in the Fund."



Conversion to Federal Funds



         It is the Fund's policy to be as fully invested as possible so that maximum interest may be earned. To this end, all payments from shareholders must be in federal funds or be converted into federal funds. This conversion must be made before shares are purchased. Converting the funds to federal funds is normally accomplished within two business days of receipt of the check.



Redeeming Shares



         The Fund redeems shares at the next computed net asset value after the redemption request is received. Redemption procedures are explained in the prospectus under "Redeeming Shares."



Redemption in Kind



         Although the Fund intends to redeem shares in cash, it reserves the right under certain circumstances to pay the redemption price in whole or in part by a distribution of securities from the Fund. To the extent available, such securities will be readily marketable.



         Redemption in kind will be made in conformity with applicable Commission rules, taking such securities at the same value employed in determining net asset value and selecting the securities in a manner the Trustees determine to be fair and equitable.

         The Fund has elected to be governed by Rule 18f-1 of the 1940 Act under which the Fund is obligated to redeem shares for any one shareholder in cash only up to the lesser of $250,000 or 1% of the Fund's net asset value during any 90-day period.]



         The Victory Portfolios may redeem shares involuntarily if redemption appears appropriate in light of the Victory Portfolios' responsibilities under the 1940 Act. (See "VALUATION" above.)


Additional Tax Information

         It is the policy of the Fund to qualify for the favorable tax treatment accorded regulated investment companies ("RICs") under Subchapter M of the Code, for so long as such qualification is in the best interest of its shareholders. By following such policy and distributing its income and gains currently with respect to each taxable year, the Victory Portfolios expects to eliminate or reduce to a nominal amount the federal income and excise taxes to which it may otherwise be subject.

         In order to qualify as a RIC, the Fund must, among other things, (1) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock or securities, foreign currencies or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities or currencies, (2) derive less than 30% of its gross income from the sale or other disposition of stock, securities, options, futures, forward contracts, and certain foreign currencies (or options, futures, or forward contracts on foreign currencies) held for less than three months, and (3) diversify its holdings so that at the end of each quarter of its taxable year (i) at least 50% of the market value of the Fund's assets is represented by cash or cash items, U.S. Government securities, securities of other RICs and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities) or of two or more issuers that the Victory Portfolios control and that are engaged in the same, similar, or related trades or businesses. These requirements may restrict the degree to which the Fund may engage in short-term trading and concentrate investments.
If the Fund qualifies as a RIC, it will not be subject to federal income tax on the part of its net investment income and net realized capital gains, if any, that it distributes to shareholders with respect to each taxable year within the time limits specified in the Code.

         A non-deductible excise tax is imposed on regulated investment companies that do not distribute in each calendar year an amount equal to 98% of their ordinary income for the year plus 98% of their capital gain net income for the 1-year period ending on October 31 of such calendar year. The balance of such income must be distributed during the following calendar year. If distributions during a calendar year are less than the required amount, the fund is subject to a non-deductible excise tax equal to 4% of the deficiency.

         Certain investment and hedging activities of the Fund, including transactions in options, futures contracts, hedging transactions, forward contracts, straddles, foreign currencies, and foreign securities, are subject to special tax rules. In a given case, these rules may accelerate income to the fund, defer losses to the fund, cause adjustments in the holding periods of the Fund's securities, convert short-term capital losses into long-term capital losses, or otherwise affect the character of the Fund's income. These rules could therefore affect the amount, timing and character of distributions to shareholders. The Victory Portfolios will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interest of the Victory Portfolios and their securities.

         The Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of taxable dividends paid to any shareholder who has failed to provide (or provided an incorrect) tax identification number, or is subject to withholding pursuant to a notice from the Internal Revenue Service for failure to properly include on his or her income tax return payments of interest or dividends. This "backup withholding" is not an additional tax, and any amounts withheld may be credited against the shareholder's ultimate U.S. tax liability.



         Information set forth in the Prospectus and this Statement of Additional Information that relates to federal taxation is only a summary of certain key federal tax considerations generally affecting purchasers of shares of the Fund. No attempt has been made to present a complete explanation of the federal tax treatment of a fund or its shareholders, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential purchasers of shares the Fund are urged to consult their tax advisers with specific reference to their own tax circumstances. In addition, the tax discussion in the Prospectus and this Statement of Additional Information is based on tax law in effect on the date of the Prospectus and this Statement of Additional Information; such laws and regulations may be changed by legislative, judicial or administrative action, sometimes with retroactive effect.




                      MANAGEMENT OF THE VICTORY PORTFOLIOS



Board of Trustees



         Overall responsibility for management of the Victory Portfolios rests with the Trustees, who are elected by the shareholders of the Victory Portfolios. The Victory Portfolios are managed by the Trustees in accordance with the laws of the State of Delaware governing business trusts. There are currently seven Trustees, six of whom are not "interested persons" of the Victory Portfolios within the meaning of that term under the 1940 Act. The Trustees, in turn, elect the officers of the Victory Portfolios to supervise actively its day-to-day operations.



         The Trustees of the Victory Portfolios, their addresses, ages and their principal occupations during the past five years are as follows:



                                       Position(s) Held
                                       With the Victory                    Principal Occupation
Name, Address and Age                  Portfolios                          During Past 5 Years
---------------------                  ----------------                    --------------------
Leigh A. Wilson, 51*                   Trustee and                         From 1989 to present, Chairman and
Glenleigh International Ltd.           President                           Chief Executive Officer, Glenleigh
53 Sylvan Road North                                                       International Limited; previously
Westport, CT  06880                                                        Chief Executive Officer, Paribas
                                                                           North America and Paribas
                                                                           Corporation; Trustee, The Victory
                                                                           Funds and Spears, Benzak, Salomon
                                                                           and Farrel ("SBSF") Funds.




---------------
* Mr. Wilson is deemed to be an "interested person" of the Victory Portfolios under the 1940 Act solely by reason of his position as President.

                                       Position(s) Held
                                       With the Victory                    Principal Occupation
Name, Address and Age                  Portfolios                          During Past 5 Years
---------------------                  ----------------                    --------------------
Robert G. Brown, 72
5460 N. Ocean Drive
Singer Island, Riviera Beach,          Trustee                             Retired; from October 1983 to
Florida  33404                                                             November 1990, President,
                                                                           Cleveland Advanced Manufacturing
                                                                           Program (non-profit corporation
                                                                           engaged in regional economic
                                                                           development).

Edward P. Campbell, 46                 Trustee                             From March 1, 1994 to present,
Nordson Corporation                                                        Executive Vice President and Chief
28601 Clemens Road                                                         Operating Officer of Nordson
Westlake, OH  44145                                                        Corporation (manufacturer of
                                                                           application equipment); from May
                                                                           1988 to March 1994, Vice President
                                                                           of Nordson Corporation; from 1987
                                                                           to December 1994, member of the
                                                                           Supervisory Committee of Society's
                                                                           Collective Investment Retirement
                                                                           Fund; from May 1991 to August
                                                                           1994, Trustee, Financial Reserves
                                                                           Fund and from May 1993 to August
                                                                           1994, Trustee, Ohio Municipal
                                                                           Money Market Fund; Trustee, The
                                                                           Victory Funds and SBSF Funds.

Dr. Harry Gazelle, 68                  Trustee                             Retired radiologist, Drs. Hill and
17822 Lake Road                                                            Thomas Corp.; Trustee, The Victory
Lakewood, OH 44107                                                         Funds.

Dr. Thomas F. Morrissey, 62            Trustee                             1995 Visiting Scholar, Bond
Weatherhead School of                                                      University, Queensland, Australia;
  Management                                                               Professor, Weatherhead School of
Case Western Reserve                                                       Management, Case Western Reserve
  University                                                               University; from 1989 to 1995,
10900 Euclid Avenue                                                        Associate Dean of Weatherhead
Cleveland, OH  44106-7235                                                  School of Management and
                                                                           Professor, Case Western Reserve
                                                                           University; from 1987 to December
                                                                           1994, Member of the Supervisory
                                                                           Committee of Society's Collective
                                                                           Investment Retirement Fund; from
                                                                           May  1991 to August 1994, Trustee,
                                                                           Financial Reserves Fund and from
                                                                           May 1993 to August 1994, Trustee,
                                                                           Ohio Municipal Money Market Fund;
                                                                           Trustee, The Victory Funds.

                                       Position(s) Held
                                       With the Victory                    Principal Occupation
Name, Address and Age                  Funds                               During Past 5 Years
---------------------                  ----------------                    --------------------
Stanley I. Landgraf, 70                Trustee                             Retired; currently, Trustee,
41 Traditional Lane                                                        Rensselaer Polytechnic Institute;
Albany, NY  12211                                                          Director, Elenel Corporation and
                                                                           Mechanical Technology, Inc.;
                                                                           Member, Board of Overseers, School
                                                                           of Management, Rensselaer
                                                                           Polytechnic Institute; Member, The
                                                                           Fifty Group (a Capital Region
                                                                           business organization); Trustee,
                                                                           The Victory Funds.

H. Patrick Swygert, 52                 Trustee                             President, Howard University;
Howard University                                                          formerly President, State
2400 6th Street, N.W.                                                      University of New York at Albany;
Suite 320                                                                  formerly, Executive Vice
Washington, DC  20059                                                      President, Temple University;
                                                                           Trustee, The Victory Funds.



         The Board presently has an Investment Policy Committee and a Business, Legal, and Audit Committee. The members of the Investment Policy Committee are Messrs. Landgraf (Chairman), Morrissey and Brown, who will serve until May 1996. The function of the Investment Policy Committee is to review the existing investment policies of the Victory Portfolios, including the levels of risk and types of funds available to shareholders, and make recommendations to the Board of Trustees regarding the revision of such policies or, if necessary, the submission of such revisions to the Victory Portfolios' shareholders for their consideration. The members of the Business, Legal and Audit Committee are Messrs. Swygert (Chairman), Campbell and Gazelle who will serve until May 1996. The function of the Business, Legal and Audit Committee is to recommend independent auditors and monitor accounting and financial matters; to nominate persons to serve as disinterested Trustees and Trustees to serve on committees of the Board; and to review compliance and contract matters.



         The Investment Policy Committee met four times during the 12 months ended October 31, 1995. The Business, Legal and Audit Committee was constituted on May 24, 1995 (and has met twice since then) and replaced the Audit Committee, the Legal Committee and the Nominating Committee, which met three times, one time and one time, respectively, during the 12 month period ended October 31, 1995.



REMUNERATION OF TRUSTEES AND CERTAIN EXECUTIVE OFFICERS



         Effective June 1, 1995, each Trustee (other than Leigh A. Wilson) receives an annual fee of $27,000 for serving as Trustee of all the funds of the Victory Portfolios, and an additional per meeting fee ($2,400 in person and $1,200 per telephonic meeting).



         Effective June 1, 1995, Leigh A. Wilson receives an annual fee of $33,000 for serving as President and Trustee for all of the funds of the Victory Portfolios, and an additional per meeting fee ($3,000 in person and $1,500 per telephonic meeting).



         The following table indicates the compensation received by each Trustee from the Fund and from the Victory "Fund Complex"* for the 12 month period October 31, 1995. For certain Trustees, the amounts include amounts paid by the Predecessor Fund, a portfolio of the Victory Funds which merged into the Fund as of June 5, 1995.




                              Pension or           Estimated
                              Retirement            Annuals                                     Total
                           Benefits Accrued         Benefits               Total             Compensation
                                 as                  Upon                Compensation         from Victory
                          Portfolio Expenses       Retirement             from Fund          "Fund Complex"*
                          ------------------       ----------           ------------         ---------------
Robert G. Brown,                 -0-                  -0-                 $3,820.17            $39,815.98
  Trustee . . . . . .

John D. Buckingham,              -0-                  -0-                  1,333.87             18,841.89
  Trustee . . . . . .

Edward P. Campbell,              -0-                  -0-                  2,204.64             33,799.68
  Trustee . . . . . . .

Harry Gazelle,                   -0-                  -0-                  3,425.47             35,916.98
  Trustee . . . . . .

John W. Kemper,                  -0-                  -0-                  2,554.32             22,567.31
  Trustee # . . . . .

Stanley I. Landgraf,             -0-                  -0-                  2,927.66             34,615.98
  Trustee . . . . . .

Thomas F. Morrissey,             -0-                  -0-                  4,004.82             40,366.98
  Trustee . . . . . .

H. Patrick Swygert,              -0-                  -0-                  4,004.82             37,116.98
  Trustee . . . . . .

Leigh A. Wilson,                 -0-                  -0-                  4,397.12             46,716.97
  Trustee . . . . . .

John R. Young,                   -0-                  -0-                  2,223.97             21,963.81
  Trustee # . . . . .



*Resigned



----------------------------
4/ For certain Trustees, these amounts include compensation received from The Victory Funds (which were reorganized into the Current Company as of June 5,
    1995), the SBSF Funds (the investment adviser of which was acquired by KeyCorp effective April, 1995) and Society's Collective Investment Retirement Funds, which were reorganized into the Balanced Fund and Government Mortgage Fund as of December 19, 1994. There are presently 24 mutual funds from which the above-named Trustees are compensated in the Victory "Fund Complex," but not all of the above-named Trustees serve on the boards of each fund in the "Fund Complex."

Officers



The officers of the Victory Portfolios, their addresses, ages and principal occupations during the past five years are as follows:



                                      Position with the                    Principal occupation
   Name                               Victory Portfolios                   during past 5 years
   ----                               ------------------                   -------------------
Leigh A. Wilson, 51                  President and Trustee                From 1989 to  present, Chairman and
Glenleigh International Ltd.                                              Chief Executive  Officer, Glenleigh
53 Sylvan Road North                                                      International Limited;  from  1984-
Westport, CT  06880                                                       1989,   Chief   Executive  Officer,
                                                                          Paribas  North America  and Paribas
                                                                          Corporation; Trustee to The Victory
                                                                          Funds and SBSF Funds.


William B. Blundin, 57               Vice President                       Senior Vice President of BISYS Fund
BISYS Fund Services                                                       Services;    officer    of    other
125 West 55th Street                                                      investment  companies  administered
New York, New York 10019                                                  by  BISYS Fund  Services; President
                                                                          and  Chief   Executive  Officer  of
                                                                          Vista Broker-Dealer Services, Inc.,
                                                                          Emerald Asset  Management, Inc. and
                                                                          BNY  Hamilton  Distributors,  Inc.,
                                                                          registered broker/dealers.

J. David Huber, 49                   Vice President                       Executive  Vice  President,   BISYS
BISYS Fund Services                                                       Fund Services.
3435 Stelzer Road
Columbus, OH 43219-3035

Scott A. Englehart, 33               Secretary                            From   October  1990   to  present,
BISYS Fund Services                                                       employee  of  BISYS  Fund Services,
3435 Stelzer Road                                                         Inc.; from  1985 to  October  1990,
Columbus, OH 43219-3035                                                   Manager  of  Banking  Center, Fifth
                                                                          Third Bank.

George O. Martinez, 36               Assistant Secretary                  From March 1995  to present, Senior
BISYS Fund Services                                                       Vice  President   and  Director  of
3435 Stelzer Road                                                         Legal   and   Compliance  Services,
Columbus, OH 43219-3035                                                   BISYS  Fund   Services;  from  June
                                                                          1989-March 1995, Vice President and
                                                                          Associate General Counsel, Alliance
                                                                          Capital Management.

Martin R. Dean, 32                   Treasurer                            From May 1994  to present, employee
BISYS Fund Services                                                       of BISYS Fund Services; from
3435 Stelzer Road                                                         January 1987 -  April 1994,  Senior
Columbus, OH 43219-3035                                                   Manager, KPMG Peat Marwick.

 Adrian J. Waters, 33                 Assistant Treasurer                  From May 1993  to present, employee
 BISYS Fund Services (Ireland)                                             of BISYS Fund  Services; from 1989-
 Limited                                                                   May 1993, Manager, Price Waterhouse.
 ITI House
 12 Earlsfort Terrace
 Dublin 2, Ireland



         The mailing address of each of the officers of the Victory Portfolios is 3435 Stelzer Road, Columbus, Ohio 43219-3035.



         The officers of the Victory Portfolios (other than Leigh Wilson) receive no compensation directly from the Victory Portfolios for performing the duties of their offices. BISYS Fund Services, Inc. receives fees from the Victory Portfolios for acting as Administrator.



         As of January 6, 1996, the Trustees and officers as a group owned beneficially less than 1% of the Fund.




Investment Adviser and Sub-Adviser



         KeyCorp Mutual Fund Advisers, Inc. ("Key Advisers" or the "Adviser") was organized as an Ohio corporation on July 27, 1995 and is registered as an investment adviser under the Investment Advisers Act of 1940. It is a wholly-owned subsidiary of KeyCorp Asset Management Holdings, Inc., which is a wholly-owned subsidiary of Society National Bank, a wholly-owned subsidiary of KeyCorp. Affiliates of Key Advisers manage approximately $37 billion for numerous clients including large corporate and public retirement plans, Taft-Hartley plans, foundations and endowments, high net worth individuals and mutual funds.



         KeyCorp, a financial services holding company, is headquartered at 127 Public Square, Cleveland, Ohio 44114. As of September 30, 1995, KeyCorp had an asset base of $68 billion, with banking offices in 26 states from Maine to Alaska, and trust and investment offices in 16 states. KeyCorp is the resulting entity of the merger in 1994 of Society Corporation, the bank holding company of which Society National Bank was a wholly-owned subsidiary, and KeyCorp, the former bank holding company, which merger was consummated during the first quarter of 1994. KeyCorp's major business activities include providing traditional banking and associated financial services to consumer, business and commercial markets. Its non-bank subsidiaries include investment advisory, securities brokerage, insurance, bank credit card processing, and mortgage leasing companies. Society National Bank is the lead affiliate bank of KeyCorp.



         The following table lists the advisory fees for each mutual fund that is advised by Key Advisers.



         .25 OF 1% OF AVERAGE DAILY NET ASSETS
                 Victory Institutional Money Market Fund *



         .35 OF 1% OF AVERAGE DAILY NET ASSETS
                 Victory Prime Obligations Fund *
                 Victory U.S. Government Obligations Fund *
                 Victory Tax-Free Money Market Fund *



         .50 OF 1% OF AVERAGE DAILY NET ASSETS
                 Victory Ohio Municipal Money Market Fund *
                 Victory Limited Term Income Fund *
                 Victory Government Mortgage Fund *
                 Victory Financial Reserves Fund *
                 Victory Fund for Income #

            .55 OF 1% OF AVERAGE DAILY NET ASSETS
                 Victory National Municipal Bond Fund *
                 Victory Government Bond Fund *
                 Victory New York Tax-Free Fund *




         .60 OF 1% OF AVERAGE DAILY NET ASSETS
                 Victory Ohio Municipal Bond Fund *
                 Victory Stock Index Fund *



         .65 OF 1% OF AVERAGE DAILY NET ASSETS
                 Victory Diversified Stock Fund *



         .75 OF 1% OF AVERAGE DAILY NET ASSETS
                 Victory Intermediate Income Fund *
                 Victory Investment Quality Bond Fund *
                 Victory Ohio Regional Stock Fund *



         1% OF AVERAGE DAILY NET ASSETS
                 Victory  Balanced Fund *
                 Victory Value Fund *
                 Victory Growth Fund *
                 Victory Special Value Fund *
                 Victory Special Growth Fund+



         1.10% OF AVERAGE DAILY ASSETS
                 Victory International Growth Fund *




         # First Albany Asset Management Corporation serves as sub-adviser to the Victory Fund for Income, for which it receives .20% of average daily net assets.



         + T. Rowe Price Associates, Inc. serves as sub-adviser to the Victory Growth Fund, for which it receives .25% of average daily net assets up to $100 million and .20% of average daily net assets in excess of $100 million.



         * Society Asset Management, Inc. (the Sub-Adviser) serves as sub-adviser to each of these funds. For its services under the investment sub-advisory agreement, Key Advisers pays the Sub-Adviser sub-advisory fees at rates (based on an annual percentage of average daily net assets) which vary according to the table set forth below:



For the Victory Balanced Fund, Diversified Stock Fund,      For the Victory International Growth Fund, Ohio
Growth Fund, Stock Index Fund and Value Fund:               Regional Stock Fund and Special Value
                                                            Fund:
                                      Rate of                                                Rate of
     Net Assets                   Sub-Advisory Fee*             Net Assets               Sub-Advisory Fee*
     ----------                   -----------------             ----------               -----------------
Up to $10,000,000                     0.65%                 Up to $10,000,000                 0.90%
Next $15,000,000                      0.50%                 Next $15,000,000                  0.70%
Next $25,000,000                      0.40%                 Next $25,000,000                  0.55%
Above $50,000,000                     0.35%                 Above $50,000,000                 0.45%

For the Victory Intermediate Income Fund, Investment        For the Victory Prime Obligations Fund, Tax-Free
Quality Bond Fund, Limited Term Income Fund,                Money Market Fund, U.S. Government Obligations
Ohio Municipal Bond Fund, Government Bond                   Fund, Financial Reserves Fund, Institutional Money
Fund, Government Mortgage Fund, National                    Market Fund and Ohio Municipal Money Market
Municipal Bond Fund and New York Tax-Free Fund:             Fund:

                                      Rate of                                                 Rate of
     Net Assets                   Sub-Advisory Fee*             Net Assets               Sub-Advisory Fee*
     ----------                   -----------------             ----------               ----------------
Up to $10,000,000                     0.40%                 Up to $10,000,000                  0.25%
Next $15,000,000                      0.30%                 Next $15,000,000                   0.20%
Next $25,000,000                      0.25%                 Next $25,000,000                   0.15%
Above $50,000,000                     0.20%                 Above $50,000,000                  0.125%



---------------

* As a percentage of average daily net assets. The Sub-Adviser has the right to voluntarily waive any portion of the sub- advisory fee from time to time.



                          ADVISORY AND OTHER CONTRACTS



         Unless sooner terminated, the Investment Advisory Agreement between Key Advisers and the Funds provides that it will continue in effect as to a particular Fund for an initial two-year term and for consecutive one-year terms thereafter, provided that such continuance is approved at least annually by the Victory Portfolios' Trustees or by vote of a majority of the outstanding shares of such Fund (as defined under "GENERAL INFORMATION - Miscellaneous" in the Prospectuses), and, in either case, by a majority of the Trustees who are not parties to the Investment Advisory Agreement or interested persons (as defined in the 1940 Act) of any party to the Investment Advisory Agreement, by votes cast in person at a meeting called for such purpose.



         The Investment Advisory Agreement is terminable as to the Fund at any time on 60 days' written notice without penalty by the Trustees, by vote of a majority of the outstanding shares of the Fund, or by Key Advisers. The Investment Advisory Agreement also terminates automatically in the event of any assignment, as defined under the 1940 Act.



         The Investment Advisory Agreement provides that Key Advisers shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of services pursuant to the Investment Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of Key Advisers in the performance of its duties, or from reckless disregard by it of either duties and obligations thereunder.



         Under the Investment Advisory Agreement, Key Advisers has agreed to provide the investment advisory services described in the Prospectus. For the services provided and expenses assumed pursuant to the Investment Advisory Agreement, the Fund pays Key Advisers a fee, computed daily and paid monthly, at the annual rate of one percent (1.00%) of the average daily net assets of the Fund.



         Prior to January, 1993, Society National Bank served as investment adviser to the Fund. From January 1, 1993 until December 31, 1995, Society Asset Management, Inc. served as investment adviser to the Fund. For the fiscal years ended April 30, 1993, 1994 and 1995, Key Trust received fees of $388,942, $954,467 and $1,131,754, respectively, of which $18,022, $127,900 and
$1,087,613, respectively, was waived.

         Under an Investment Advisory Agreement, Key Advisers may delegate a portion of its responsibilities to a sub-adviser. In addition, the Investment Advisory Agreement provides that Key Advisers may render services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser of the Fund and are under the common control of KeyCorp as long as all such persons are functioning as part of an organized group of persons, managed by authorized officers of Key Advisers.



         Key Advisers has entered into an investment sub-advisory agreement with its affiliate, Society Asset Management, Inc. on behalf of the Fund. The Sub-Adviser is a wholly-owned subsidiary of KeyCorp Asset Management Holdings, Inc. With respect to the day to day management of the Fund, under the sub-advisory agreement, the Sub-Adviser makes decisions concerning, and places all orders for, purchases and sales of securities and helps maintain the records relating to such purchases and sales. The Sub-Adviser may, in its discretion, provide such services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser to the Company under applicable laws and are under the common control of KeyCorp; provided that (i) all persons, when providing services under the sub-advisory agreement, are functioning as part of an organized group of persons, and (ii) such organized group of persons is managed at all times by authorized officers of the Sub-Adviser. This arrangement will not result in the payment of additional fees by the Fund.


Glass-Steagall Act

         In 1971 the United States Supreme Court held in Investment Company Institute v. Camp that the federal statute commonly referred to as the Glass-Steagall Act prohibits a national bank from operating a fund for the collective investment of managing agency accounts. Subsequently, the Board of Governors of the Federal Reserve System (the "Board") issued a regulation and interpretation to the effect that the Glass-Steagall Act and such decision: (a) forbid a bank holding company registered under the Federal Bank Holding Company Act of 1956 (the "Holding Company Act") or any non-bank affiliate thereof from sponsoring, organizing, or controlling a registered, open-end investment company continuously engaged in the issuance of its shares, but (b) do not prohibit such a holding company or affiliate from acting as investment adviser, transfer agent, and custodian to such an investment company. In 1981 the United States Supreme Court held in Board of Governors of the Federal Reserve System v. Investment Company Institute that the Board did not exceed its authority under the Holding Company Act when it adopted its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisers to registered closed-end investment companies. In the Board of Governors case, the Supreme Court also stated that if a national bank complied with the restrictions imposed by the Board in its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisers to investment companies, a national bank performing investment advisory services for an investment company would not violate the Glass-Steagall Act.


         Key Advisers and the Sub-Adviser believe that they may perform the services for the Victory Portfolios contemplated by the Prospectus, this Statement of Additional Information, and the Investment Advisory Agreement (and Sub-Advisory Agreement) with the Victory Portfolios without violation of applicable statutes and regulations and has so represented in its Investment Advisory Agreement (and Sub-Advisory Agreement) with the Victory Portfolios. Key Trust Company of Ohio, N. A. believes that it may perform the services for the Victory Portfolios contemplated by the Prospectus, this Statement of Additional Information, and the Shareholder Servicing Agreement with the Victory Portfolios (as described below) without violation of applicable statutes and regulations and has so represented in such Shareholder Servicing
Agreement.   Future changes in either federal or state statutes and regulations relating to the permissible activities of banks or bank holding companies and the subsidiaries or affiliates of those entities, as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations, could prevent or restrict Key Trust Company of Ohio, N. A., Key Advisers or the Sub-Adviser from continuing to perform such services for the Victory Portfolios. Depending upon the nature of any changes in the services which could be provided by Key Trust Company of Ohio, N. A., Key Advisers or the Sub-Adviser the Trustees of the Victory Portfolios would review the Victory Portfolios' relationship with Key Trust

Company of Ohio, N. A., Key Advisers or the Sub-Adviser and consider taking all action necessary in the circumstances.



         Should future legislative, judicial, or administrative action prohibit or restrict the proposed activities of Key Trust Company of Ohio, N. A., Key Advisers or the Sub-Adviser and its affiliated and correspondent banks and other non-bank affiliates in connection with customer purchases of shares of the Victory Portfolios, the banks and such non-bank affiliates might be required to alter materially or discontinue the services offered by them to customers. It is not anticipated, however, that any change in the Victory Portfolios' method of operations would affect its net asset value per share or result in financial losses to any customer.



         From time to time, advertisements, supplemental sales literature and information furnished to present or prospective shareholders of the Fund may include descriptions of Key Trust Company of Ohio, N. A., Key Advisers and the Sub-Adviser including, but not limited to, (i) descriptions of the operations of Key Trust Company of Ohio, N. A., Key Advisers and the Sub-Adviser; (ii) descriptions of certain personnel and their functions; and (iii) statistics and rankings related to the operations of Key Trust Company of Ohio, N. A., Key Advisers and the Sub-Adviser.



Portfolio Transactions



         Pursuant to the Investment Advisory Agreement (and Sub-Advisory Agreement), Key Advisers or the Sub-Adviser determines, subject to the general supervision of the Trustees of the Victory Portfolios, and in accordance with the Fund's investment objective and restrictions, which securities are to be purchased and sold by the Fund, and which brokers are to be eligible to execute its portfolio transactions. Purchases from underwriters and/or broker-dealers of portfolio securities include a commission or concession paid by the issuer to the underwriter and/or broker-dealer and purchases from dealers serving as market makers may include the spread between the bid and asked price. While Key Advisers and the Sub-Adviser generally seek competitive prices (inclusive of any spread or commission), the Fund may not necessarily pay the lowest prices available on each transaction, for reasons discussed below.



         Allocation of transactions to dealers is determined by Key Advisers or the Sub-Adviser in their best judgment and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. Subject to this consideration, dealers who provide supplemental investment research to Key Advisers or the Sub-Adviser may receive orders for transactions by the Victory Portfolios. Information so received is in addition to and not in lieu of services required to be performed by Key Advisers or the Sub-Adviser and does not reduce the advisory fees payable to Key Advisers by the Victory Portfolios. Such information may be useful to Key Advisers or the Sub-Adviser in serving both the Victory Portfolios and other clients and, conversely, such supplemental research information obtained by the placement of orders on behalf of clients may be useful to Key Advisers or the Sub-Adviser in carrying out its obligations to the Victory Portfolios. In the future, the Trustees may also authorize the allocation of brokerage to affiliated broker-dealers on an agency basis to effect portfolio transactions. In such event, the Trustees will adopt procedures incorporating the standards of Rule 17e-1 under the 1940 Act, which requires that the commission paid to affiliated broker-dealers be "reasonable and fair compared to the commission, fee or other remuneration received, or to be received, by other brokers in connection with comparable transactions involving similar securities during a comparable period of time." The Fund purchases portfolio securities directly from dealers acting as principals, underwriters or market makers. As these transactions are usually conducted on a net basis, no brokerage commissions are paid by the Fund.



         The Victory Portfolios will not execute portfolio transactions through, acquire portfolio securities issued by, make savings deposits in, or enter into repurchase or reverse repurchase agreements with Key Advisers, the Sub-Adviser, Key Trust Company of Ohio, N.A. or its affiliates, Concord Holding Corporation, Victory Broker-Dealer Services, Inc. or their affiliates, and will not give preference to Key Trust Company of Ohio, N.A.'s correspondent banks or affiliates, or Concord Holding Corporation or Victory Broker-Dealer Services, Inc. with respect to such transactions, securities, savings deposits, repurchase agreements, and reverse repurchase agreements.



         Investment decisions for the Fund are made independently from those for the other funds or any other investment company or account managed by KeyCorp Advisers (or Society). Any such other investment company or account may also invest in the same securities as a particular fund. When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and another fund, investment company or account, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which KeyCorp Advisers (or Society) believes to be equitable to the Fund and such other fund, investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained by the Fund. To the extent permitted by law, KeyCorp Advisers (or Society) may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for the other funds or for other investment companies or accounts in order to obtain best execution. As provided by the Investment Advisory (and Sub-Advisory) Agreement, in making investment recommendations for the Victory Portfolios, KeyCorp Advisers (or Society) will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by a Fund is a customer of Society, its parents or subsidiaries or affiliates and, in dealing with their commercial customers, KeyCorp Advisers (Society), its parents, subsidiaries, and affiliates will not inquire or take into consideration whether securities of such customers are held by the Victory Portfolios.



Administrator



         Currently, Concord Holding Corporation ("CHC") serves as general manager and administrator (the "Administrator") to the Fund. The Administrator assists in supervising all operations of the Fund (other than those performed by Key Advisers or the Sub- Adviser under the Investment Advisory Agreement and Sub-Advisory Agreement).



         CHC receives a fee from the Fund for its services as Administrator and expenses assumed pursuant to the Administration Agreements, calculated daily and paid monthly, at the annual rate of fifteen one hundredths of one percent (.15%) of the Fund's average daily net assets. CHC may periodically waive all or a portion of its fee with respect to any fund in order to increase the net income of one or more funds of the Victory Portfolios available for distribution as dividends.



         Unless sooner terminated, the Administration Agreement will continue in effect as to the Fund for a period of two years, and for consecutive one-year terms thereafter, provided that such continuance is ratified at least annually by the Victory Portfolios' Board of Trustees or by vote of a majority of the outstanding shares of the Fund, and in either case by a majority of the Trustees who are not parties to the Administration Agreement or interested persons (as defined in the 1940 Act) of any party to the Administration Agreement, by votes cast in person at a meeting called for such purpose.



         The Administration Agreement provides that CHC shall not be liable for any error of judgment or mistake of law or any loss suffered by the Victory Portfolios in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith, or gross negligence in the performance of its duties, or from the reckless disregard by it of its obligations and duties thereunder.



         Under the Administration Agreement, CHC assists in the Fund's administration and operation, including providing statistical and research data, clerical services, internal compliance and various other administrative services, including among other responsibilities, forwarding certain purchase and redemption requests to the Transfer Agent, participation in the updating of the prospectus, coordinating the preparation, filing, printing and dissemination of reports to shareholders, coordinating the preparation of income tax returns, arranging for the maintenance of books and records and providing the office facilities necessary to carry out the duties thereunder. Under the Administration Agreement, CHC may delegate all or any part of its responsibilities thereunder.

         For the fiscal years ended April 30, 1993, 1994 and 1995, and the six month period ended October 31, 1995, the Fund paid $262,884, $568,509, $646,353 and ________, respectively, in administration fees before waiver of $72,006, $72,569, $0, and $________, respectively.



Distribution and Service Plans



         The Victory Portfolios has adopted a Distribution and Service Plan on behalf of the Fund (the "Plan") under Rule 12b-1 under the 1940 Act (the "Rule"). The Rule provides in substance that a mutual fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of the Fund except pursuant to a plan adopted by the Fund under the Rule. The Trustees have adopted the Plan to allow Key Advisers or the Sub-Adviser and the Distributor to incur certain expenses that might be considered to constitute indirect payment by the Funds of distribution expenses. Under the Plan, if a payment to Key Advisers or the Sub-Adviser of management fees or to the Distributor of administrative fees should be deemed to be indirect financing by the Fund of the distribution of their shares, such payment is authorized by the Plan.



         The Plan specifically recognizes that either of Key Advisers, the Sub-Adviser or the Distributor, directly or through an affiliate, may use its fee revenue, past profits, or other resources, without limitation, to pay promotional and administrative expenses in connection with the offer and sale of shares of the Fund. In addition, the Plan provides that Key Advisers, the Sub-Adviser and the Distributor may use their respective resources, including fee revenues, to make payments to third parties that provide assistance in selling the Fund shares, or to third parties, including banks, that render shareholder support services. The Trustees have not authorized such payments to date.



         The Plan has been approved by the Trustees. As required by the Rule, the Trustees carefully considered all pertinent factors relating to the implementation of the Plan prior to its approval, and have determined that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders. In particular, the Trustees noted that the Plan does not authorize payments by the Fund other than the advisory and administrative fees authorized under the investment advisory and administration agreements. To the extent that the Plan gives Key Advisers, the Sub-Adviser or the Distributor greater flexibility in connection with the distribution of shares of the Fund, additional sales of the Fund shares may result. Additionally, certain shareholder support services may be provided more effectively under the Plan by local entities with whom shareholders have other relationships. The Plan was approved by shareholders of the Fund on June 5, 1995.



Business Management Agreement



         In connection with its obligations under the Investment Sub-Advisory Agreement, the Sub-Adviser has entered into a Business Management Agreement with Key Advisers, pursuant to which Key Advisers provides certain administrative and support services to the Sub-Adviser. Such services include preparing reports to the Victoria Portfolios' Board of Trustees, recordkeeping services, and services rendered in connection with the preparation of regulatory filings and other reports, and regulatory and other administrative and compliance systems and support services.



         For such services to the Fund, the Sub-Adviser pays fees to Key Advisers which vary according to a sliding scale containing "breakpoints" at which decreases in the business management fees correspond to increases in the average daily net asset values of the Fund as follows:

   Net Assets                     Rate of Business
   of the Fund                    Management Fee*
   -----------                    ---------------
Up to $10,000,000                     0.25%
Next $15,000,000                      0.15%
Next $25,000,000                      0.10%
Above $50,000,000                     0.05%



-------------------

*    As a percentage of average daily net assets.




Shareholder Servicing Plan



The Victory Portfolios, on behalf of the Service Shares class of the Fund, has adopted a Shareholder Servicing Plan to provide payments to shareholder servicing agents (including affiliates of the Adviser) (each a "Shareholder Servicing Agent") that provide administrative support services to customers who may from time to time beneficially own shares, which services include: (i) aggregating and processing purchase and redemption requests for shares from customers and promptly transmitting net purchase and redemption orders to our distributor or transfer agent; (ii) providing customers with a service that invests the assets of their accounts in shares pursuant to specific or pre-authorized instructions; (iii) processing dividend and distribution payments on behalf of customers; (iv) providing information periodically to customers showing their positions in shares; (v) arranging for bank wires; (vi) responding to customer inquiries; (vii) providing subaccounting with respect to shares beneficially owned by customers or providing the information to the Victory Portfolios necessary for subaccounting; (viii) if required by law, forwarding shareholder communications from us (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to customers; (ix) forwarding to customers proxy statements and proxies containing any proposals regarding this Plan; and (x) providing such other similar services as we may reasonably request to the extent you are permitted to do so under applicable statutes, rules or regulations. For expenses incurred and services provided pursuant to the Shareholder Servicing Agent pursuant to the Shareholder Servicing Agreement, the Fund pays each Shareholder Servicing Agent a fee computed daily and paid monthly, in amounts aggregating not more than twenty-five one-hundredths of one percent (.25%) of the average daily net assets of the Fund per year. A Shareholder Servicing Agent may periodically waive all or a portion of its respective shareholder servicing fees with respect to the Fund to increase the net income of the Fund available for distribution as dividends.



Expenses



         The Fund bears the following expenses relating to its operations: taxes, interest, brokerage fees and commissions, fees of the Trustees of the Victory Portfolios, Commission fees, state securities qualification fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to current shareholders, outside auditing and legal expenses, advisory and administration fees, fees and out-of-pocket expenses of the custodian and transfer agent, certain insurance premiums, costs of maintenance of the Fund's existence, costs of shareholders' reports and meetings, and any extraordinary expenses incurred in the Fund's operation.



         If total expenses borne by the Fund in any fiscal year exceeds expense limitations imposed by applicable state securities regulations, Key Advisers, the Sub-Adviser or the Administrator will waive their fees to the extent such excess expenses exceed such expense limitations in proportion to their respective fees. As of the date of this Statement of Additional Information, the most restrictive expense limitation applicable to the Fund limits its aggregate annual expenses, including management and advisory fees but excluding interest, taxes, brokerage commissions, and certain other expenses, to 2.5% of the first $30 million of its average net assets, 2.0% of the next $70 million of its average net assets, and 1.5% of its remaining average net assets. Any expenses to be borne by Key Advisers, the Sub-Adviser or the Administrator will be estimated daily and reconciled and paid on a monthly basis. Fees imposed upon customer accounts by Key Advisers, the Sub-Adviser, Key Trust Company of Ohio, N.A. or its correspondents, affiliated banks and other non-bank affiliates for cash management services are not fund expenses for purposes of any such expense limitation.



Distributor



         Victory Broker-Dealer Services, Inc. (the "Distributor") serves as distributor for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Victory Portfolios. Unless otherwise terminated, the Distribution Agreement will remain in effect with respect to the Fund for two years, and thereafter for consecutive one-year terms, provided that it is approved at least annually (i) by the Victory Portfolios' Trustees or by the vote of a majority of the outstanding shares of the Fund, and (ii) by the vote of a majority of the Trustees of the Victory Portfolios who are not parties to the Distribution Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate in the event of its assignment, as defined in the 1940 Act. For the fiscal years ended April 30, 1993, 1994, 1995 and the six months period ended October 31, 1995, the Fund paid __________, __________, ___________ and __________, respectively, in underwriting commissions, and retained $0, $0 and $15, respectively.



Fund Accountant



         BISYS Fund Services Ohio, Inc. serves as fund accountant for the Fund pursuant to a fund accounting agreement with the Victory Portfolios dated May 31, 1995 (the "Fund Accounting Agreement"). As fund accountant for the Victory Portfolios, BISYS Fund Services Ohio, Inc. calculates the Fund's net asset value, the dividend and capital gain distributions, if any, and the yield. BISYS Fund Services Ohio, Inc. also provides a current security position report, a summary report of transactions and pending maturities, a current cash position report, and maintains the general ledger accounting records for the Fund. Under the Fund Accounting Agreement with the Victory Portfolios, BISYS Fund Services Ohio, Inc. is entitled to receive annual fees of .03% of the first $100 million of the Fund's daily average net assets, .02% of the next $100 million of the Fund's daily average net assets, and .01% of the Fund's remaining daily average net assets. These annual fees are subject to a minimum monthly assets charge of $2,917 per tax-free fund and do not include out-of-pocket expenses or multiple class charges of $833 per month assessed for each class of shares after the first class.



         In the fiscal years ended April 30, 1993, 1994 and 1995, and the six months period ended October 31, 1995, the Fund accounting fees of $15,452, $31,744, $75,245 and _________, respectively, for the Fund.



Custodian



         Cash and securities owned by the Fund are held by Key Trust Company of Ohio, N.A. as custodian. Key Trust Company of Ohio, N.A. serves as custodian to the Fund pursuant to a Custodian Agreement dated May 24, 1995. Under this Agreement, Key Trust Company of Ohio, N.A. (i) maintains a separate account or accounts in the name of the Fund; (ii) makes receipts and disbursements of money on behalf of the Fund; (iii) collects and receives all income and other payments and distributions on account of portfolio securities; (iv) responds to correspondence from security brokers and others relating to its duties; and (v) makes periodic reports to the Victory Portfolios' Trustees concerning the Victory Portfolios' operations. Key Trust Company of Ohio, N.A. may, with the approval of the Victory Portfolios and the custodian's own expense, open and maintain a sub-custody account or accounts on behalf of the Fund, provided that Key Trust Company of Ohio, N.A. shall remain liable for the performance of all of its duties under the Custodian Agreement.

Transfer Agent



         Primary Funds Service Corporation ("PFSC") serves as transfer agent and dividend disbursing agent for the Fund, pursuant to a Transfer Agency and Shareholder Servicing Agreement. Under its agreement with the Victory Portfolios, PFSC has agreed (i) to issue and redeem shares of the Victory Portfolios; (ii) to address and mail all communications by the Victory Portfolios to its shareholders, including reports to shareholders, dividend and distribution notices, and proxy material for its meetings of shareholders;
(iii) to respond to correspondence or inquiries by shareholders and others relating to its duties; (iv) to maintain shareholder accounts and certain sub-accounts; and (v) to make periodic reports to the Victory Portfolios' Trustees concerning the Victory Portfolios' operations. For the services provided under the Transfer Agency and Shareholder Servicing Agreement, receives a maximum monthly fee of $1,250 from the Fund, and a maximum of $3.50 per account of the Fund.



Auditors



         The financial highlights appearing in the Prospectus for the Fund, other than unaudited information marked as such, has been derived from financial statements of the Victory Portfolios appearing in or incorporated by reference in this Statement of Additional Information which have been audited by Coopers & Lybrand L.L.P., independent accountants, as set forth in their report appearing elsewhere herein, and are included in reliance upon such report and on the authority of such firm as experts in auditing and accounting. Coopers & Lybrand L.L.P.'s address is 100 East Broad Street, Columbus, Ohio 43215.


Legal Counsel

         Kramer, Levin, Naftalis, Nessen, Kamin & Frankel, 919 Third Avenue, New York, New York 10022 is counsel to the Victory Portfolios.



                             ADDITIONAL INFORMATION



Description of Shares



          The Victory Portfolios (sometimes referred to as the "Trust") is a Delaware business trust. Its Delaware Trust Instrument was adopted on December 6, 1995 and a certificate of Trust for the Trust was filed in Delaware on December __, 1995. On February 29, 1996, the Victory Portfolios converted from a Massachusetts business trust to a Delaware business trust.



         The previously effective Massachusetts Declaration of Trust, pursuant to which the Victory Portfolios was originally called the North Third Street Fund, was filed with the Secretary of State of the Commonwealth of Massachusetts on February 6, 1986. On September 22, 1986, an Amended and Restated Declaration of Trust was filed to change the name of the Trust to The Emblem Fund and to make certain other changes. A second amendment was filed October 23, 1986 providing for voting of shares in the aggregate except where voting of shares by series is otherwise required by law. An amendment to the Amended and Restated Declaration of Trust was filed on March 15, 1993 to change the name of the Trust to The Society Funds. An Amended and Restated Declaration of Trust was then filed on September 2, 1994 to change the name of the Trust to The Victory Portfolios.



         The currently effective Delaware Trust Instrument authorizes the Trustees to issue an unlimited number of shares, which are units of beneficial interest, without par value. The Victory Portfolios presently has twenty-eight series of shares, which represent interests in the U.S. Government Obligations Fund, the Prime Obligations Fund, the Tax-Free Money Market Fund, the Balanced Fund, the Stock Index Fund, the Value Fund, the Diversified Stock Fund, the Growth Fund, the Special Value Fund, the Special Growth Fund, the Ohio Regional Stock Fund, the International Growth Fund, the Limited Term Income Fund, the Government Mortgage Fund, the

Ohio Municipal Bond Fund, the Intermediate Income Fund, the Investment Quality Bond Fund, the Florida Tax-Free Bond Fund, the Municipal Bond Fund, the Convertible Securities Fund, the Short-Term U.S. Government Income Fund, the Government Bond Fund, the Fund for Income, the National Municipal Bond Fund, the New York Tax-Free Fund, the Institutional Money Market Fund, the Financial Reserves Fund and the Ohio Municipal Money Market Fund, respectively. The Victory Portfolios' Delaware Trust Instrument authorizes the Trustees to divide or redivide any unissued shares of the Victory Portfolios into one or more additional series by setting or changing in any one or more respects their respective preferences, conversion or other rights, voting power, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption.


         Shares have no subscription or preemptive rights and only such conversion or exchange rights as the Trustees may grant in their discretion. When issued for payment as described in the Prospectus and this Statement of Additional Information, the Victory Portfolios' shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of the Victory Portfolios, shares of the Fund are entitled to receive the assets available for distribution belonging to the Fund, and a proportionate distribution, based upon the relative asset values of the respective funds of the Victory Portfolios, of any general assets not belonging to any particular fund which are available for distribution.

         As described in the Prospectus under the caption "ADDITIONAL INFORMATION -- Voting Rights," shares of the Victory Portfolios are entitled to one vote per share (with proportional voting for fractional shares) on such matters as shareholders are entitled to vote. On any matter submitted to a vote of the shareholders, all shares are voted separately by individual series (funds), and whenever the Trustees determine that the matter affects only certain series, may be submitted for a vote by only such series, except (i) when required by the 1940 Act, shares are voted in the aggregate and not by individual series; and (ii) when the Trustees have determined that the matter affects the interests of more than one series and that voting by shareholders of all series would be consistent with the 1940 Act, then the shareholders of all such series shall be entitled to vote thereon (either by individual series or by shares voted in the aggregate, as the Trustees in their discretion may determine). The Trustees may also determine that a matter affects only the interests of one or more classes of a series, in which case (or if required under the 1940 Act) such matter shall be voted on by such class or classes. There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees have been elected by the shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. In addition, Trustees may be removed from office by a vote of the holders of at least two-thirds of the outstanding shares of the Victory Portfolios. A meeting shall be held for such purpose upon the written request of the holders of not less than 10% of the outstanding shares. Upon written request by ten or more shareholders meeting the qualifications of Section 16(c) of the 1940 Act, (i.e., persons who have been shareholders for at least six months, and who hold shares having an NAV of at least $25,000 or constituting 1% of the outstanding shares) stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Victory Portfolios will provide a list of shareholders or disseminate appropriate materials (at the expense of the requesting shareholders). Except as set forth above, the Trustees shall continue to hold office and may appoint their successors.

         Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Victory Portfolios shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each fund of the Victory Portfolios affected by the matter. For purposes of determining whether the approval of a majority of the outstanding shares of a fund will be required in connection with a matter, a fund will be deemed to be affected by a matter unless it is clear that the interests of each fund in the matter are identical, or that the matter does not affect any interest of the fund. Under Rule 18f-2, the approval of an investment advisory agreement or any change in investment policy would be effectively acted upon with respect to a fund only if approved by a majority of the outstanding shares of such fund. However, Rule 18f-2 also provides that the ratification of independent public accountants, the approval of principal underwriting contracts, and the election of Trustees may be effectively acted upon by shareholders of all of the Victory Portfolios voting without regard to series.


Shareholder and Trustee Liability



         The Delaware Business Trust Act provides that a shareholder of a Delaware business trust shall be entitled to the same limitation of personal liability extended to shareholders of Delaware corporations. The Delaware Trust Instrument also provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his or her being or having been a shareholder. The Delaware Trust Instrument also provides that the Victory Portfolios shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Victory Portfolios, and shall satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered to be extremely remote.



         The Delaware Trust Instrument states further that no Trustee, officer, or agent of the Victory Portfolios shall be personally liable in connection with the administration or preservation of the assets of the Funds or the conduct of the Victory Portfolios' business; nor shall any Trustee, officer, or agent be personally liable to any person for any action or failure to act except for his own bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties. The Declaration of Trust also provides that all persons having any claim against the Trustees or the Victory Portfolios shall look solely to the assets of the Victory Portfolios for payment.




Miscellaneous



         As used in the Prospectus and in this Statement of Additional Information, "assets belonging to a fund" (or "assets belonging to the Fund") means the consideration received by the Victory Portfolios upon the issuance or sale of shares in that fund, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale, exchange, or liquidation of such investments, and any funds or payments derived from any reinvestment of such proceeds and any general assets of the Victory Portfolios, which general liabilities and expenses are not readily identified as belonging to a particular fund (or the Fund) that are allocated to that fund (or the Fund) by the Victory Portfolios' Trustees. The Trustees may allocate such general assets in any manner they deem fair and equitable.
It is anticipated that the formula that will be used by the Trustees in making allocations of general assets to a particular fund of the Victory Portfolios will be the relative net asset value of the respective fund at the time of allocation. Assets belonging to a particular fund are charged with the direct liabilities and expenses of that fund, and with a share of the general liabilities and expenses of each of the funds not readily identified as belonging to a particular fund that are allocated to each fund in accordance with its proportionate share of the net asset values of the Victory Portfolios at the time of allocation. The timing of allocations of general assets and general liabilities and expenses of the Victory Portfolios to a particular fund will be determined by the Trustees of the Victory Portfolios and will be in accordance with generally accepted accounting principles. Determinations by the Trustees of the Victory Portfolios as to the timing of the allocation of general liabilities and expenses and as to the timing and allocable portion of any general assets with respect to a particular fund are conclusive.


         As used in the Prospectus and in this Statement of Additional Information, a "vote of a majority of the outstanding shares" or a "vote of a majority of the outstanding voting securities" of the Victory Portfolios or a particular fund means the affirmative vote of the lesser of (a) 67% or more of the shares of the Victory Portfolios or such fund present at a meeting at which the holders of more than 50% of the outstanding shares of the Victory Portfolios or such fund are represented in person or by proxy, or (b) more than 50% of the outstanding shares of the Victory Portfolios or such fund.

         Organizational expenses are allocated to each of the Victory Portfolios and are amortized over a period of two years from the commencement of the public offering of shares of the Victory Portfolios.

         The Victory Portfolios is registered with the Commission as an open-end management investment company. Such registration does not involve supervision by the Commission of the management or policies of the Victory Portfolios.

         The Prospectus and this Statement of Additional Information omit certain of the information contained in the Registration Statement filed with the Commission. Copies of such information may be obtained from the Commission upon payment of the prescribed fee.

         The Prospectus and this Statement of Additional Information are not an offering of the securities herein described in any state in which such offering may not lawfully be made. No salesman, dealer, or other person is authorized to give any information or make any representation other than those contained in the Prospectus and this Statement of Additional Information.


         The 1995 Annual Report to shareholders of The Victory Portfolios is incorporated by reference herein. This report includes the financial statements for the two month period ended October 31, 1995 and the fiscal year ended August 31, 1995. The opinion in the Annual Report of Coopers & Lybrand L.L.P., independent accountants, is incorporated by reference herein in its entirety to such Annual Report, and such financial statements are incorporated in their entirety in reliance upon such report of Coopers & Lybrand L.L.P. and on the authority of such firm as experts in auditing and accounting.



         Delaware law authorizes electronic or telephonic communications between shareholders and the Victory Portfolios. Under Delaware law, the Successor Company has the flexibility to respond to future business contingencies. For example, the Trustees will have the power to incorporate the Victory Portfolios, to merge or consolidate it with another entity, to cause each fund to become a separate trust, and to change the Victory Portfolios' domicile without a shareholder vote. This flexibility could help reduce the expense and frequency of future shareholder meetings for non-investment related issues.



         The following table indicates each additional person known by the Fund to own beneficially 5% or more of the shares of the Fund as of December 1, 1995:




                                                                                          Percent of Total
                                                                                            Outstanding
Class                                     Name & Address                  Shares          Shares of Fund
-----                                     --------------                  ------          ----------------
Service Class                 Whitely Manufacturing Inc.                1,564,357.64           43.10%
                              c/o Tim McGee
                              201 W. First St.
                              S. Whitely, IN  46787

Service Class                 Clymer Enterprises, Inc.                    284,984.62            7.80%
                              c/o Gary Clymer
                              407 E. Washington
                              Pandora, OH  45877

Institutional Class           KeyCorp 401(k) Plan                      79,459,851.04           13.66%
                              127 Public Square
                              Cleveland, OH  44114

                                    APPENDIX

         The nationally recognized statistical rating organizations (individually, an "NRSRO") that may be utilized by KeyCorp Advisers or Society with regard to portfolio investments for the Funds include Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P"), Duff & Phelps, Inc. ("Duff"), Fitch Investors Service, Inc. ("Fitch"), IBCA Limited and its affiliate, IBCA Inc. (collectively, "IBCA"), and Thomson BankWatch, Inc. ("Thomson"). Set forth below is a description of the relevant ratings of each such NRSRO. The NRSROs that may be utilized by Key Advisers or the Sub-Adviser and the description of each NRSRO's ratings is as of the date of this Statement of Additional Information, and may subsequently change.

         Long-Term Debt Ratings (may be assigned, for example, to corporate and municipal bonds)

         Description of the five highest long-term debt ratings by Moody's (Moody's applies numerical modifiers ( e.g., 1, 2, and 3) in each rating category to indicate the security's ranking within the category):

         Aaa. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

         A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

         Baa. Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba.  Bonds which are rated Ba are judged to have speculative elements
- their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times in the future. Uncertainty of position characterizes bonds in this class.

         Description of the five highest long-term debt ratings by S&P (S&P may apply a plus (+) or minus (-) to a particular rating classification to show relative standing within that classification):

         AAA. Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

         AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

         A. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         BBB. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

         BB. Debt rated BB is regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

         Description of the three highest long-term debt ratings by Duff:

         AAA. Highest credit quality. The risk factors are negligible being only slightly more than for risk-free U.S. Treasury debt.

         AA+.    High credit quality Protection factors are strong.

         AA.     Risk is modest but may vary slightly from time to time

         AA-.    because of economic conditions.

         A+.     Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

         Description of the three highest long-term debt ratings by Fitch (plus or minus signs are used with a rating symbol to indicate the relative position of the credit within the rating category):

         AAA. Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

         AA. Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issues is generally rated "[-]+."

         A. Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

         IBCA's description of its three highest long-term debt ratings:

         AAA. Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly.

         AA. Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic, or financial conditions may increase investment risk albeit not very significantly.

         A. Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

         Short-Term Debt Ratings (may be assigned, for example, to commercial paper, master demand notes, bank instruments, and letters of credit)

         Moody's description of its three highest short-term debt ratings:

         Prime-1. Issuers rated Prime-1 (or supporting institutions) have a superior capacity for repayment of senior short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by many of the following characteristics:

         -       Leading market positions in well-established industries.

         -       High rates of return on funds employed.

         - Conservative capitalization structures with moderate reliance on debt and ample asset protection.

         - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

         - Well-established access to a range of financial markets and assured sources of alternate liquidity.

         Prime-2. Issuers rated Prime-2 (or supporting institutions) have a strong capacity for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         Prime-3. Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

         S&P's description of its three highest short-term debt ratings:

         A-1. This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to have extremely strong safety characteristics are denoted with a plus sign (+).

         A-2. Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

         A-3. Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

         Duff's description of its five highest short-term debt ratings (Duff incorporates gradations of "1+" (one plus) and "1-" (one minus) to assist investors in recognizing quality differences within the highest rating category):

         Duff 1+. Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

         Duff 1. Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

         Duff 1-. High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

         Duff 2. Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

         Duff 3. Satisfactory liquidity and other protection factors qualify issue as to investment grade.

         Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

         Fitch's description of its four highest short-term debt ratings:

         F-1+. Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

         F-1. Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

         F-2. Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ or F-1 ratings.

         F-3. Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

         IBCA's description of its three highest short-term debt ratings:

         A+. Obligations supported by the highest capacity for timely repayment.

         A1. Obligations supported by a very strong capacity for timely repayment.

         A2. Obligations supported by a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

Short-Term Loan/Municipal Note Ratings

         Moody's description of its two highest short-term loan/municipal note ratings:

         MIG-1/VMIG-1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

         MIG-2/VMIG-2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

         S&P's description of its two highest municipal note ratings:
         SP-1. Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

         SP-2.  Satisfactory capacity to pay principal and interest.

Short-Term Debt Ratings

         Thomson BankWatch, Inc. ("TBW") ratings are based upon a qualitative and quantitative analysis of all segments of the organization including, where applicable, holding company and operating subsidiaries.

         BankWatch Ratings do not constitute a recommendation to buy or sell securities of any of these companies. Further, BankWatch does not suggest specific investment criteria for individual clients.

         The TBW Short-Term Ratings apply to commercial paper, other senior short-term obligations and deposit obligations of the entities to which the rating has been assigned.

         The TBW Short-Term Ratings apply only to unsecured instruments that have a maturity of one year or less.

         The TBW Short-Term Ratings specifically assess the likelihood of an untimely payment of principal or interest.

         TBW-1. The highest category; indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

         TBW-2. The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".

         TBW-3. The lowest investment grade category; indicates that while more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

         TBW-4. The lowest rating category; this rating is regarded as non-investment grade and therefore speculative.

Definitions of Certain Money Market Instruments

Commercial Paper

         Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper normally have maturities of less than nine months and fixed rates of return.

Certificates of Deposit

         Certificates of Deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return.

Bankers' Acceptances

         Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity.

U.S. Treasury Obligations

         U.S. Treasury Obligations are obligations issued or guaranteed as to payment of principal and interest by the full faith and credit of the U.S. Government. These obligations may include Treasury bills, notes and bonds, and issues of agencies and instrumentalities of the U.S. Government, provided such obligations are guaranteed as to payment of principal and interest by the full faith and credit of the U.S. Government.

U.S. Government Agency and Instrumentality Obligations

         Obligations issued by agencies and instrumentalities of the U.S. Government include such agencies and instrumentalities as the Government National Mortgage Association, the Export-Import Bank of the United States, the Tennessee Valley Authority, the Farmers Home Administration, the Federal Home Loan Banks, the Federal Intermediate Credit Banks, the Federal Farm Credit Banks, the Federal Land Banks, the Federal Housing Administration, the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, and the Student Loan Marketing Association. Some of these obligations, such as those of the Government National Mortgage Association are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law. A Fund will invest in the obligations of such instrumentalities only when the investment adviser believes that the credit risk with respect to the instrumentality is minimal.

                      STATEMENT OF ADDITIONAL INFORMATION


                             THE VICTORY PORTFOLIOS


                          THE INTERMEDIATE INCOME FUND


                                 March 1, 1996



         This Statement of Additional Information is not a Prospectus, but should be read in conjunction with the Prospectus of The Victory Portfolios - The Intermediate Income Fund, dated the same date as the date hereof (the "Prospectus"). This Statement of Additional Information is incorporated by reference in its entirety into the Prospectus. Copies of the Prospectus may be obtained by writing The Victory Portfolios at Primary Funds Service Corporation, P.O. Box 9741, Providence, RI 02940-9741, or by telephoning toll free 800-539-FUND or 800-539-3863.


Investment Objectives and Policies                  1                        INVESTMENT ADVISER
Valuation of Portfolio Securities                  12                        KeyCorp Mutual Fund Advisers, Inc.
Additional Purchase, Exchange
   and Redemption Information                      16                        INVESTMENT SUB-ADVISER
Management of the Victory Portfolios               20                        Society Asset Management, Inc.
Advisory and Other Contracts                       29
Additional Information                             37                        ADMINISTRATOR
Independent Auditor's Report                       40                        Concord Holding Corporation
Financial Statements                               40
Appendix                                           41                        DISTRIBUTOR
                                                                             Victory Broker-Dealer Services, Inc.

                                                                             TRANSFER AGENT
                                                                             Primary Funds  Service  Corporation

                                                                             CUSTODIAN
                                                                             Key Trust Company of Ohio, N.A.

                      STATEMENT OF ADDITIONAL INFORMATION



         The Victory Portfolios (the "Victory Portfolios") is an open-end management investment company. The Victory Portfolios consist of twenty-eight series of units of beneficial interest ("shares"), four of which are currently inactive. The outstanding shares represent interests in the twenty-four separate investment portfolios which are currently active. This Statement of Additional Information relates to the Victory Intermediate Income Fund (the "Fund") only. Much of the information contained in this Statement of Additional Information expands on subjects discussed in the Prospectus. Capitalized terms not defined herein are used as defined in the Prospectus. No investment in shares of the Fund should be made without first reading the Fund's Prospectus.




                       INVESTMENT OBJECTIVES AND POLICIES



Additional Information Regarding Fund Instruments



         The following policies supplement the investment objective and policies of the Fund as set forth in the Prospectus.



         FOREIGN INVESTMENTS. Foreign investments can involve significant risks in addition to the risks inherent in U.S. investments. The value of securities denominated in or indexed to foreign currencies, and of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices on some foreign markets can be highly volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer's financial condition and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions, and custodial costs, are generally higher than for U.S. investments.



         Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers, brokers, and securities markets may be subject to less government supervision. Foreign security trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays. It may also be difficult to enforce legal rights in foreign countries.



         Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments. There is no assurance that Key Advisers or the Sub-Adviser will be able to anticipate these potential events or counter their effects.



         The considerations noted above generally are intensified for investments in developing countries. Developing countries may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.



         The Fund may invest in foreign securities that impose restrictions on transfer within the U.S. or to U.S. persons. Although securities subject to transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

         AMERICAN DEPOSITORY RECEIPTS AND EUROPEAN DEPOSITORY RECEIPTS (ADRs and EDRs) are certificates evidencing ownership of shares of a foreign-based issuer held in trust by a bank or similar financial institution. Designed for use in U.S. and European securities markets, respectively, ADRs and EDRs are alternatives to the purchase of the underlying securities in their national markets and currencies. ADRs may be sponsored or unsponsored; there is less publicly available information with respect to unsponsored ADRs.



         LOWER-RATED DEBT SECURITIES. The Fund may purchase lower-rated debt securities commonly referred to as "junk bonds" (those rated Ba to C by Moody's Investor Service, Inc. or BB to C by Standard and Poor's Corporation) that have poor protection with respect to the payment of interest and repayment of principal, or may be in default. These securities are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer's capacity to pay. The market prices of lower-rated debt securities may fluctuate more than those of higher-rated debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.



         While the market for high-yield corporate debt securities has been in existence for many years and has weathered previous economic downturns, the 1980s brought a dramatic increase in the use of such securities to fund highly leveraged corporate acquisitions and restructurings. Past experience may not provide an accurate indication of future performance of the high yield bond market, especially during periods of economic recession. In fact, from 1989 to 1991, the percentage of lower-rated debt securities that defaulted rose significantly above prior levels, although the default rate decreased in 1992.



         The market for lower-rated securities may be thinner and less active than that for higher-rated debt securities, which can adversely affect the prices at which the former are sold. If market quotations are not available, lower-rated debt securities will be valued in accordance with procedures established by the Board of Trustees, including the use of outside pricing services. Judgment plays a greater role in valuing high-yield corporate debt securities than is the case for securities for which more external sources for quotations and last-sale information are available. Adverse publicity and changing investor perceptions may affect the ability of outside pricing services to value lower-rated debt securities and the Fund's ability to sell these securities.



         Since the risk of default is higher for lower-rated debt securities, Key Advisers' or the Sub-Adviser's research and credit analysis are an especially important part of managing securities of this type held by the Fund. In considering investments for the Fund, Key Advisers or the Sub-Adviser will attempt to identify those issuers of high-yielding debt securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. Analysis of Key Advisers or the Sub-Adviser focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer.



         The Fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise exercise its rights as security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the Fund's shareholders.



         ILLIQUID INVESTMENTS are investments that cannot be sold or disposed of in the ordinary course of business, within seven days, at approximately the prices at which they are valued. Under the supervision of the Board of Trustees, Key Advisers or the Sub-Adviser determines the liquidity of the Fund's investments and, through reports from Key Advisers or the Sub-Adviser the Board monitors investments in illiquid instruments. In determining the liquidity of the Fund's investments, Key Advisers or the Sub- Adviser may consider various factors, including (1) the frequency of trades and quotations,
(2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and (5) the nature of the marketplace for trades (including the ability to assign or offset the Fund's rights and obligations relating to the investment). Investments currently considered by the Fund to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days. Also, Key Advisers or the Sub-Adviser may determine some over-the-counter options, restricted securities and loans and other direct debt instruments, and swap agreements to be illiquid. However, with respect to over-the-counter options the Fund writes, all or a portion of the value of the underlying instrument may be illiquid depending on the assets held to cover the option and the nature and terms of any agreement the Fund may have to close out the option before expiration. In the absence of market quotations, illiquid investments are priced at fair value as determined in good faith by a committee appointed by the Board of Trustees. If through a change in values, net assets, or other circumstances, the Fund were in a position where more than 15% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.



         LOANS AND OTHER DIRECT DEBT INSTRUMENTS are interests in amounts owed by a corporate, governmental, or other borrower to another party. They may represent amounts owed to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the Fund in the event of fraud or misrepresentation. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. Direct debt instruments may also include standby financing commitments that obligate the Fund to supply additional cash to the borrower on demand.



         REPURCHASE AGREEMENTS. In a repurchase agreement, the Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days from the date of purchase. The resale price reflects the purchase price plus an agreed upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked to market daily) of the underlying security. The Fund may engage in a repurchase agreement with respect to any security in which it is authorized to invest. Since it is not possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delays and costs to the Fund in connection with bankruptcy proceedings), it is the Victory Portfolios' current policy to limit repurchase agreements for the Fund to those parties whose creditworthiness has been reviewed and found satisfactory by Key Advisers or the Sub-Adviser. Repurchase agreements are considered by the staff of the Securities and Exchange Commission to be loans by the Fund.



         RESTRICTED SECURITIES generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, or in a registered public offering. Where registration is required, the Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to seek registration of the shares. However, in general, the Fund anticipates holding restricted securities to maturity or selling them in an exempt transaction.



         LIMITATIONS ON FUTURES AND OPTIONS TRANSACTIONS. The Fund intends to file a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the Commodity Futures Trading Commission (CFTC) and the National Futures Association, which regulate trading in the futures markets, before engaging in any purchases or sales of futures contracts or options on futures contracts. The Fund intends to comply with Section 4.5 of the regulations under the Commodity Exchange Act, which limits the extent to which the Fund can commit assets to initial margin deposits and option premiums.



         In addition, the Fund will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the Fund's total assets would be hedged with futures and options under normal conditions;
(b) purchase futures contracts or write put options if, as a result, the Fund's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of its total assets; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the

Fund would exceed 5% of the Fund's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities.



         FUTURES CONTRACTS. When the Fund purchases a futures contract, it agrees to purchase a specified underlying instrument at a specified future date. When the Fund sells a futures contract, it agrees to sell the underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the Fund enters into the contract. Some currently available futures contracts are based on specific securities, such as U.S. Treasury bonds or notes, and some are based on indices of securities prices, such as the Standard & Poor's 500 Composite Stock Price Index (S&P
500). Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available.



         The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase the Fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When the Fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.



         FUTURES MARGIN PAYMENTS. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant (FCM), when the contract is entered into. Initial margin deposits are typically equal to a percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of the Fund's investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of the Fund, the Fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the Fund.



         PURCHASING PUT AND CALL OPTIONS. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. The Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. If the option is allowed to expire, the Fund will lose the entire premium it paid. If the Fund exercises the option, it completes the sale of the underlying instrument at the strike price. The Fund may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.



         The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).



         The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.



         WRITING PUT AND CALL OPTIONS. When the Fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the Fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it.

When writing an option on a futures contract the Fund will be required to make margin payments to an FCM as described above for futures contracts. The Fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option the Fund has written, however, the Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.



         If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.



         Writing a call option obligates the Fund to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.



         COMBINED POSITIONS. The Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, the Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.



         CORRELATION OF PRICE CHANGES. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match the Fund's current or anticipated investments exactly. The Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests which involves a risk that the options or futures position will not track the performance of the Fund's other investments.



         Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. The Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.



         LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS. There is no assurance a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for the Fund to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require the Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Fund's access to other assets held to cover its options or futures positions could also be impaired.



         OTC OPTIONS. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the Fund greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.



         ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS. The Fund will comply with guidelines established by the SEC with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.



         WARRANTS. Warrants are securities that give the Fund the right to purchase equity securities from the issuer at a specific price (the strike price) for a limited period of time. The strike price of warrants typically is much lower than the current market price of the underlying securities, yet they are subject to greater price fluctuations. As a result, warrants may be more volatile investments than the underlying securities and may offer greater potential for capital appreciation as well as capital loss.



         Warrants do not entitle a holder to dividends or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date. These factors can make warrants more speculative than other types of investments.



         BANKERS' ACCEPTANCES AND CERTIFICATES OF DEPOSIT. The Fund may invest in bankers' acceptances, certificates of deposit, and demand and time deposits. Bankers' acceptances are negotiable drafts or bills of exchange typically drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return.



         Bankers' acceptances will be those guaranteed by domestic and foreign banks, if at the time of purchase such banks have capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements). Certificates of deposit and demand and time deposits invested in by the Victory Portfolios will be those of domestic and foreign banks and savings and loan associations, if (a) at the time of purchase such financial institutions have capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements) or (b) the principal amount of the instrument is insured in full by the Federal Deposit Insurance Corporation or the Savings Association Insurance Fund.



         The Fund may also invest in Eurodollar Certificates of Deposit ("ECDs") which are U.S. dollar-denominated certificates of deposit issued by branches of foreign and domestic banks located outside the United States, Yankee Certificates of Deposit ("Yankee CDs") which are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States, Eurodollar Time Deposits

("ETDs") which are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or a foreign bank, and Canadian Time Deposits ("CTDs") which are U.S. dollar-denominated certificates of deposit issued by Canadian offices of major Canadian Banks.



         COMMERCIAL PAPER. Commercial paper consists of unsecured promissory notes issued by corporations. Except as noted below with respect to variable amount master demand notes, issues of commercial paper normally have maturities of less than nine months and fixed rates of return.



         The Fund will purchase only commercial paper rated in one of the two highest categories at the time of purchase by an NRSRO or, if not rated, found by the Victory Portfolios' Board of Trustees to present minimal credit risks and to be of comparable quality to instruments that are rated high quality (i.e., in one of the two top ratings categories) by a NRSRO that is neither controlling, controlled by, or under common control with the issuer of, or any issuer, guarantor, or provider of credit support for, the instruments. For a description of the rating symbols of each NRSRO see the Appendix to this Statement of Additional Information.



         VARIABLE AMOUNT MASTER DEMAND NOTES. Variable amount master demand notes, in which the Fund may invest, are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Although there is no secondary market for these notes, the Fund may demand payment of principal and accrued interest at any time and may resell the notes at any time to a third party. The absence of an active secondary market, however, could make it difficult for the Fund to dispose of a variable amount master demand note if the issuer defaulted on its payment obligations, and the Fund could, for this or other reasons, suffer a loss to the extent of the default. While the notes are not typically rated by credit rating agencies, issuers of variable amount master demand notes must satisfy the same criteria as set forth above for unrated commercial paper, and Key Advisers or the Sub-Adviser will continuously monitor the issuer's financial status and ability to make payments due under the instrument. Where necessary to ensure that a note is of "high quality," the Fund will require that the issuer's obligation to pay the principal of the note be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend. For purposes of the Fund's investment policies, a variable amount master note will be deemed to have a maturity equal to the longer of the period of time remaining until the next readjustment of its interest rate or the period of time remaining until the principal amount can be recovered from the issuer through demand. (See Variable and Floating Rate Notes.)



         VARIABLE AND FLOATING RATE NOTES. The Fund may acquire variable and floating rate notes, subject to the Victory Portfolios' investment objectives, policies and restrictions. A variable rate note is one whose terms provide for the readjustment of its interest rate on set dates and which, upon such readjustment, can reasonably be expected to have a market value that approximates its par value. A floating rate note is one whose terms provide for the readjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. Such notes are frequently not rated by credit rating agencies; however, unrated variable and floating rate notes purchased by the Fund will only be those determined by Key Advisers or the Sub-Adviser, under guidelines established by the Trustees, to pose minimal credit risks and to be of comparable quality, at the time of purchase, to rated instruments eligible for purchase under the Fund's investment policies. In making such determinations, Key Advisers or the Sub-Adviser will consider the earning power, cash flow and other liquidity ratios of the issuers of such notes (such issuers include financial, merchandising, bank holding and other companies) and will continuously monitor their financial condition. Although there may be no active secondary market with respect to a particular variable or floating rate note purchased by the Fund, the Fund may resell the note at any time to a third party. The absence of an active secondary market, however, could make it difficult for the Fund to dispose of a variable or floating rate note in the event the issuer of the note defaulted on its payment obligations and the fund could, for this or other reasons, suffer a loss to the extent of the default. Variable or floating rate notes may be secured by bank letters of credit.

         Variable or floating rate notes may have maturities of more than one year, as follows:



         1. A note that is issued or guaranteed by the United States government or any agency thereof and which has a variable rate of interest readjusted no less frequently than annually will be deemed by the Victory Portfolios to have a maturity equal to the period remaining until the next readjustment of the interest rate.



         2. A variable rate note, the principal amount of which is scheduled on the face of the instrument to be paid in one year or less, will be deemed by the Victory Portfolios to have a maturity equal to the period remaining until the next readjustment of the interest rate.



         3. A variable rate note that is subject to a demand feature scheduled to be paid in one year or more will be deemed by the Victory Portfolios to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.



         4. A floating rate note that is subject to a demand feature will be deemed by the Victory Portfolios to have a maturity equal to the period remaining until the principal amount can be recovered through demand.



         As used above, a note is "subject to a demand feature" where the Fund is entitled to receive the principal amount of the note either at any time on no more than 30 days' notice or at specified intervals not exceeding one year and upon no more than 30 days' notice.



         The Fund may also invest temporaily in high quality investments or cash during times of unusual market conditions for defensive purposes and in order to accommodate shareholder redemption requests although currently it does not intend to do so. Any portion of the Fund's assets maintained in cash will reduce the amount of assets in securities and thereby reduce the Fund's yield or total return.



         "WHEN-ISSUED" SECURITIES. As discussed in the Prospectus, the Fund may purchase securities on a "when issued" basis (i.e., for delivery beyond the normal settlement date at a stated price and yield). When the Fund agrees to purchase securities on a "when issued" basis, the Victory Portfolios' custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy the purchase commitment, and in such a case, the Fund may be required subsequently to place additional assets in the separate account in order to assure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash.



         When the Fund engages in "when-issued" transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Fund incurring a loss or missing the opportunity to obtain a price considered to be advantageous. The Fund does not intend to purchase "when issued" securities for speculative purposes, but only in furtherance of its investment objective



         U.S. GOVERNMENT OBLIGATIONS. The Fund may invest in obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. Government are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the U.S. Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others are supported only by the credit of the agency or instrumentality. No assurance can be given that the U.S. Government will provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so by law. The Fund will invest in the obligations of such agencies and instrumentalities only when Key Advisers or the Sub-Adviser believes that the credit risk with respect thereto is minimal.

         TEMPORARY INVESTMENT.   The Fund may also invest temporarily in high
quality investments or cash during times of ;unusual market conditions for defensive purposes and in order to accommodate shareholder redemption requests although currently it does not intend to do so. Any portion of the Funds's assets maintained in cash will reduce the amount of assets in securities and thereby reduce the Fund's yield or total return.



         SECURITIES LENDING. The Fund may lend its portfolio securities to broker-dealers, banks or institutional borrowers of securities. The Fund must receive a minimum of 100% collateral, plus any interest due in the form of cash or U.S. Government securities. This collateral must be valued daily and should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund. During the time portfolio securities are on loan, the borrower will pay the Fund any dividends or interest paid on such securities plus any interest negotiated between the parties to the lending agreement. Loans will be subject to termination by the Fund or the borrower at any time. While the Fund will not have the right to vote securities on loan, it intends to terminate the loan and regain the right to vote if that is considered important with respect to the investment. The Fund will only enter into loan arrangements with broker-dealers, banks or other institutions which Key Advisers or the Sub- Adviser has determined are creditworthy under guidelines established by the Victory Portfolios' Trustees.



         OTHER INVESTMENT COMPANIES. The Fund may invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the securities of any one investment company or invest more than 10% of its total assets in the securities of other investment companies.




Pursuant to an exemptive order received by the Victory Portfolios from the Securities and Exchange Commission, the Fund may invest in the money market funds of the Victory Portfolios. Key Advisers or the Sub-Adviser will waive its fee with respect to assets of the Fund invested in any of the money market funds of the Victory Portfolios, and, to the extent required by the laws of any state in which the Fund's shares are sold, Key Advisers or the Sub-Adviser will waive its investment advisory fee as to all assets invested in other investment companies.



         GOVERNMENT "MORTGAGE-BACKED" SECURITIES. The Fund may invest in obligations of certain agencies and instrumentalities of the U.S. Government. Some such obligations, such as those issued by GNMA or the Export-Import Bank of the United States, are supported by the full faith and credit of the U.S. Treasury; others, such as those of FNMA, are supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Federal Farm Credit Banks or FHLMC, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored agencies and instrumentalities if it is not obligated to do so by law.



         The principal governmental (i.e., backed by the full faith and credit of the U.S. Government) guarantor of mortgage-related securities is GNMA. GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and pools of FHA-insured or VA-guaranteed mortgages. Government-related (i.e., not backed by the full faith and credit of the U.S. Government) guarantors include FNMA and FHLMC. FNMA and FHLMC are government-sponsored corporations owned entirely by private stockholders. Pass-through securities issued by FNMA and FHLMC are guaranteed as to timely payment of principal and interest by FNMA and FHLMC, respectively, but are not backed by the full faith and credit of the U.S. Government.

MORTGAGE-RELATED SECURITIES -- IN GENERAL



         Mortgage-related securities are backed by mortgage obligations including, among others, conventional 30-year fixed rate mortgage obligations, graduated payment mortgage obligations, 15-year mortgage obligations, and adjustable rate mortgage obligations. All of these mortgage obligations can be used to create pass-through securities. A pass-through security is created when mortgage obligations are pooled together and undivided interests in the pool or pools are sold. The cash flow from the mortgage obligations is passed through to the holders of the securities in the form of periodic payments of interest, principal and prepayments (net of a service fee). Prepayments occur when the holder of an individual mortgage obligation prepays the remaining principal before the mortgage obligation's scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. Because the prepayment characteristics of the underlying mortgage obligations vary, it is not possible to predict accurately the realized yield or average life of a particular issue of pass-through certificates. Prepayment rates are important because of their effect on the yield and price of the securities. Accelerated prepayments have an adverse impact on yields for pass-throughs purchased at a premium (i.e., a price in excess of principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-throughs purchased at a discount. The Fund may purchase mortgage-related securities at a premium or at a discount. Among the U.S. Government securities in which the Fund may invest are government "mortgage-backed" (or government guaranteed mortgage related securities). Such guarantees do not extend to the value of yield of the mortgage-backed securities themselves or of the Fund's shares.



         GNMA CERTIFICATES. Certificates of the Government National Mortgage Association ("GNMA") are mortgage-backed securities which evidence an undivided interest in a pool or pools of mortgages. GNMA Certificates that the funds may purchase are the "modified pass-through" type, which entitle the holder to receive timely payment of all interest and principal payments due on the mortgage pool, net of fees paid to the "issuer" and GNMA, regardless of whether or not the mortgagor actually makes the payment.



         The National Housing Act authorizes GNMA to guarantee the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration ("FHA") or guaranteed by the Veterans Administration ("VA"). The GNMA guarantee is backed by the full faith and credit of the U.S. Government. GNMA is also empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.



         The estimated average life of a GNMA Certificate is likely to be substantially shorter than the original maturity of the mortgages underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal investment long before the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee, except to the extent that the Fund has purchased the certificates above par in the secondary market.



         FHLMC SECURITIES. The Federal Home Loan Mortgage Corporation ("FHLMC") was created in 1970 to promote development of a nationwide secondary market in conventional residential mortgages. The FHLMC issues two types of mortgage pass-through securities ("FHLMC Certificates"), mortgage participation certificates ("PCs") and collateralized mortgage obligations ("CMOs"). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool. The FHLMC guarantees timely monthly payment of interest on PCs and the ultimate payment of principal. Recently introduced FHLMC Gold PCs guarantee the timely payment of both principal and interest.



         CMOs are securities backed by a pool of mortgages in which the principal and interest cash flows of the pool are channeled on a prioritized basis into two or more classes, or tranches, of bonds. FHLMC CMOs are backed by pools of agency mortgage-backed securities and the timely payment of principal and interest of each tranche is guaranteed by the FHLMC. The FHLMC guarantee is not backed by the full faith and credit of the U.S. Government.



         FNMA SECURITIES. The Federal National Mortgage Association ("FNMA") was established in 1938 to create a secondary market in mortgages insured by the FHA, but has expanded its activity to the secondary market for conventional residential mortgages. FNMA primarily issues two types of mortgage-backed securities, guaranteed mortgage pass-through certificates ("FNMA Certificates") and CMOs. FNMA Certificates resemble GNMA Certificates in that each FNMA Certificate represents a pro rata share of all interest and principal payments made and owed on the underlying pool. FNMA guarantees timely payment of interest and principal on FNMA Certificates and CMOs. The FNMA guarantee is not backed by the full faith and credit of the U.S. Government.



The Fund will only purchase preferred stocks where the issuer is publicly traded and has capital in excess of $200 million.



         MISCELLANEOUS SECURITIES. The Fund can invest in various securities issued by domestic and foreign corporations, including preferred stocks and investment grade corporate bonds, notes, and warrants. Bonds are long-term corporate debt instruments secured by some or all of the issuer's assets, debentures are general corporate debt obligations backed only by the integrity of the borrower, and warrants are instruments that entitle the holder to purchase a certain amount of common stock at a specified price, which price is usually higher than the current market price at the time of issuance.
Preferred stocks are instruments that combine qualities both of equity and debt securities. Individual issues of preferred stock will have those rights and liabilities that are spelled out in the governing document. Preferred stocks usually pay a fixed dividend per quarter (or annum) and are senior to common stock in terms of liquidation and dividends rights, and preferred stocks typically do not have voting rights. The Fund will only purchase preferred stocks where the issuer is publicly traded and has capital in excess of $200 million.



         The Fund also may invest, consistent with its investment objective and policies, in zero coupon bonds, which are debt instruments that do not pay current interest and are typically sold at prices greatly discounted from par value. The return on a zero-coupon obligation, when held to maturity, equals the difference between the par value and the original purchase price. Zero-coupon obligations have greater price volatility than coupon obligations.



         FUTURE DEVELOPMENTS. As discussed in the Prospectus, the Fund may take advantage of other investment practices which are not at present contemplated for use by the Fund or which currently are not available but which may be developed, to the extent such investment practices are both consistent with the Fund's investment objective and are legally permissible for the Fund. Such investment practices, if they arise, may involve risks which exceed those involved in the activities described in the Prospectus and Statement of Additional Information. Prior to commencing any new investment practice, the Fund will notify shareholders by means of prospectus supplement.



         The Fund does not engage in trading for short-term profits, and its portfolio turnover rate is not expected to exceed 200% (annualized). Nevertheless, changes in the Fund will be made promptly when determined to be advisable by reason of developments not foreseen at the time of the initial investment decision and usually without reference to the length of time a security has been held. Accordingly, portfolio turnover rates are not considered a limiting factor in the execution of investment decisions.



         INVESTMENT RESTRICTIONS



         The following fundamental investment restrictions are fundamental and with respect to the Fund and cannot be changed without approval by a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act") of the Fund.



         THE FUND MAY NOT (unless otherwise indicated):

         (1) issue any senior security (as defined in the 1940 Act), except that (a) the Fund may engage in transactions which may result in the issuance of senior securities to the extent permitted under applicable regulations and interpretation of the 1940 Act or an exemptive order; (b) the Fund may acquire other securities that may be deemed senior securities to the extent permitted under applicable regulations or interpretations of the 1940 Act; (c) subject to the restrictions set forth below, the Fund may borrow money as authorized by the 1940 Act;



         (2) with respect to 75% of the Fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer;



         (3) borrow money, except that (a) the Fund may enter into commitments to purchase securities in accordance with the company's investment program, including delayed-delivery and when-issued securities and reverse repurchase agreements, provided that the total amount of any such borrowing does not exceed 33 1/3% of the Fund's total assets; and (b) the Fund may borrow money for temporary or emergency purposes in an amount not exceeding 5% of the value of its total assets at the time when the loan is made. Any borrowings representing more than 5% of the Fund's total assets must be repaid before the Fund may make additional investments;



         (4) underwrite securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;



         (5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry. In the utilities category, the industry shall be determined according to the service provided. For example, gas, electric, water and telephone will be considered as separate industries;



         (6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);




         (7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities);



         (8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements; or



         (9) articipate on a joint or joint and several basis in any securities trading account.



         The following investment limitations are nonfundamental and may be changed without shareholder approval:



        (i) The Fund will not purchase or retain securities of any issuer if the officers or Trustees of the Victory Portfolios or the officers or directors of its investment adviser owning beneficially more than one half of 1% of the securities of such issuer together own beneficially more than 5% of such securities.

       (ii) The Fund will not invest more than 10% of its total assets in the securities of issuers which together with any predecessors have a record of less than three years of continuous operation.



      (iii) The Fund will not invest more than 15% of its net assets in illiquid securities. Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days and in the usual course of business at approximately the price at which the Fund has valued them. Such securities include, but are not limited to, time deposits and repurchase agreements with maturities longer than seven days. Securities that may be resold under Rule 144A ("Restricted Securities"), or securities offered pursuant to Section 4(2) of, the 1933 Act, shall not be deemed illiquid solely by reason of being unregistered. Key Advisers or Sub-Adviser determine whether a particular security is deemed to be liquid based on the trading markets for the specific security and other factors. However, because state securities laws may limit the Fund's investment in Restricted Securities (regardless of the liquidity of the investment), investments in Restricted Securities resalable under Rule 144A will continue to be subject to applicable state law requirements until such time, if ever, that such limitations are changed.



       (iv) The Fund will not make short sales of securities, other than short sales "against the box," or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment program of the Fund.



        (v) The Fund may invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the securities of any one investment company or invest more than 10% of its total assets in the securities of other investment companies. Pursuant to an exemptive order received by the Victory Portfolio from the Commission, the Fund may invest in the money market funds of the Victory Portfolios.



State Regulations



         In addition, the Fund, so long as its shares are registered under the securities laws of the State of Texas and such restrictions are required as a consequence of such registration, is subject to the following non-fundamental policies, which may be modified in the future by the Trustees without a vote of the Fund's shareholders: (i) the Victory Portfolios has represented to the Texas State Securities Board that it will not invest in oil, gas or mineral leases or purchase or sell real property (including limited partnership interests, but excluding readily marketable securities of companies which invest in real estate); and (ii) the Fund has represented to the Texas State Securities Board it will not invest more than 5% of its net assets in warrants valued at the lower of cost or market; provided that, included within that amount, but not to exceed 2% of net assets, may be warrants which are not listed on the New York or American Stock Exchanges. For purposes of this restriction, warrants acquired in units or attached to securities are deemed to be without value.



         The policies and limitations listed above supplement those set forth in the Prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of the Fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Fund's acquisition of such security or other asset except in the case of borrowing (or other activities that may be deemed to result in the issuance of a "senior security" under the 1940 Act). Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund's investment policies and limitations. If the value of the Fund's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board of Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity.

FUTURE DEVELOPMENTS

         The Fund may take advantage of other investment practices which are not at present contemplated for use by the Fund or which currently are not available but which may be developed, to the extent such investment practices are both consistent with the Fund's investment objective and are legally permissible for the Fund. Such investment practices, if they arise, may involve risks which exceed those involved in the activities described in the Prospectus and Statement of Additional Information. Prior to commencing any new investment practice, the Fund will notify shareholders by means of prospectus supplement.


Portfolio Turnover

         The turnover rate stated in the Prospectus for the Fund's investment portfolio is calculated by dividing the lesser of the Fund's purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The calculation excludes all securities whose maturities, at the time of acquisition, were one year or less.


                       VALUATION OF PORTFOLIO SECURITIES

         Investment securities held by the Fund are valued on the basis of valuations provided by an independent pricing service, approved by the Board of Trustees, which uses information with respect to transactions of a security, quotations from dealers, market transactions in comparable securities, and various relationships between securities, in determining value. Specific investment securities which are not priced by the approved pricing service will be valued according to quotations obtained from dealers who are market makers in those securities. Investment securities with less than 60 days to maturity when purchased are valued at amortized cost which approximates market value. Investment securities not having readily available market quotations will be priced at fair value using a methodology approved in good faith by the Board of Trustees.


                                  PERFORMANCE

         As described in the Prospectus, from time to time the "standardized yield," "dividend yield," "average annual total return," "total return," and "total return at net asset value" of an investment in each class of Fund shares may be advertised. An explanation of how yields and total returns are calculated and the components of those calculations are set forth below.

         Yield and total return information may be useful to investors in reviewing the Fund's performance. The Fund's advertisement of its performance must, under applicable Commission rules, include the average annual total returns for each class of shares of the Fund for the 1, 5 and 10-year period (or the life of the class, if less) as of the most recently ended calendar quarter. This enables an investor to compare the Fund's performance to the performance of other funds for the same periods. However, a number of factors should be considered before using such information as a basis for comparison with other investments. An investment in the Fund is not insured; its yield and total return are not guaranteed and normally will fluctuate on a daily basis. When redeemed, an investor's shares may be worth more or less than their original cost. Yield and total return for any given past period are not a prediction or representation by the Victory Portfolios of future yields or rates of return on its shares. The yield and total returns of the Fund are affected by portfolio quality, portfolio maturity, the type of investments the Fund holds and its operating expenses.


         STANDARDIZED YIELDS. The Fund's "yield" (referred to as "standardized yield") for a given 30-day period for a class of shares is calculated using the following formula set forth in rules adopted by the Commission that apply to all funds that quote yields:

               Standardized Yield = 2 [(a-b + 1)to the 6th power - 1]
                                            ---
                                            cd

         The symbols above represent the following factors:

         a =     dividends and interest earned during the 30-day period.

         b = expenses accrued for the period (net of any expense reimbursements).

         c = the average daily number of shares of that class outstanding during the 30-day period that were entitled to receive dividends.


         d = the maximum offering price per share of the class on the last day of the period, adjusted for undistributed net investment income.


         The standardized yield for a 30-day period may differ from its yield for any other period. The Commission formula assumes that the standardized yield for a 30-day period occurs at a constant rate for a six-month period and is annualized at the end of the six-month period. This standardized yield is not based on actual distributions paid by the Fund to shareholders in the 30-day period, but is a hypothetical yield based upon the net investment income from the Fund's portfolio investments calculated for that period. The standardized yield may differ from the "dividend yield," described below. Additionally, because each class of shares is subject to different expenses, it is likely that the standardized yields of the Fund classes of shares will differ. The yield for the 30-day period ended October 31, 1995 was ____% .


         DIVIDEND YIELD AND DISTRIBUTION RETURN. From time to time the Fund may quote a "dividend yield" or a "distribution return." Dividend yield is based on the share dividends derived from net investment income during a stated period. Distribution return includes dividends derived from net investment income and from realized capital gains declared during a stated period. Under those calculations, the dividends and/or distributions declared during a stated period of one year or less (for example, 30 days) are added together, and the sum is divided by the maximum offering price per share of that class A) on the last day of the period. When the result is annualized for a period of less than one year, the "dividend yield" is calculated as follows:

Dividend Yield =      Dividends      +    Number of days (accrual period) x 365
                ---------------------
                Max. Offering Price (last day of period)

         The maximum offering price for shares includes the maximum front-end sales charge.


         From time to time similar yield or distribution return calculations may also be made using the net asset value (instead of its respective maximum offering price) at the end of the period. The dividend yields at maximum offering price and net asset value for the 30-day period ended October 31, 1995 were ____% and ____%, respectively.


         TOTAL RETURNS. The "average annual total return" is an average annual compounded rate of return for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n") to achieve an Ending Redeemable Value ("ERV"), according to the following formula:

                 (ERV)(1n) - 1 = Average Annual Total Return
                  ---
                 ( P )

         The cumulative "total return" calculation measures the change in value of a hypothetical investment of $1,000 over an entire period of years. Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis. Total return is determined as follows:

                 ERV - P = Total Return
                 -------
                    P

         In calculating total returns, the current maximum sales charge of 4.75% (as a percentage of the offering price) is deducted from the initial investment ("P") (unless the return is shown at net asset value, as discussed below). Total returns also assume that all dividends and capital gains distributions during the period are reinvested to buy additional shares at net asset value per share, and that the investment is redeemed at the end of the period. The average annual total return and cumulative total return for the period from December 10, 1993 (commencement of operations) to October 31, 1994 and for the fiscal year ended October 31, 1995 at maximum offering price were ___% and ____%, respectively. For the one period ended October 31, 1995 annual total return was ______%.



         From time to time the Fund may also quote an "average annual total return at net asset value" or a cumulative "total return at net asset value." It is based on the difference in net asset value per share at the beginning and the end of the period for a hypothetical investment in that class of shares (without considering front-end or contingent sales charges) and takes into consideration the reinvestment of dividends and capital gains distributions. The average annual total return and cumulative total return for the period from December 10, 1993 (commencement of operations) to October 31, 1994 and for the fiscal year ended October 31, 1995, at net asset value, was ____% and ___%, respectively. For the one period ended October 31, 1995, average annual total return was ___%.


         OTHER PERFORMANCE COMPARISONS. From time to time the Fund may publish the ranking of the performance of its shares by Lipper Analytical Services, Inc. ("Lipper"), a widely-recognized independent mutual fund monitoring service. Lipper monitors the performance of regulated investment companies, including the Fund, and ranks the performance of the Fund against (i) all other funds, excluding money market funds, and (ii) all other government bond funds. The Lipper performance rankings are based on total return that includes the reinvestment of capital gains distributions and income dividends but does not take sales charges or taxes into consideration.

         From time to time the Fund may publish the ranking of the performance of its shares by Morningstar, Inc., an independent mutual fund monitoring service that ranks mutual funds, including the Fund, in broad investment categories (equity, taxable bond, tax-exempt and other) monthly, based upon each fund's three, five and ten-year average annual total returns (when available) and a risk adjustment factor that reflects Fund performance relative to three-month U.S. Treasury bill monthly returns. Such returns are adjusted for fees and sales loads. There are five ranking categories with a corresponding number of stars: highest (5), above average (4), neutral (3), below average (2) and lowest (1). Ten percent of the funds, series or classes in an investment category receive 5 stars, 22.5% receive 4 stars, 35% receive 3 stars, 22.5% receive 2 stars, and the bottom 10% receive one star. Morningstar ranks the shares of the Fund in relation to other taxable bond funds.

         The total return on an investment made in shares of the Fund may be compared with the performance for the same period of one or more of the following indices: the Consumer Price Index, the Salomon Brothers World Government Bond Index, the Standard & Poor's 500 Index, the Shearson Lehman Government/Corporate Bond Index, the Lehman Aggregate Bond Index, and the J.P. Morgan Government Bond Index. Other indices may be used from time to time.
The Consumer Price Index is generally considered to be a measure of inflation. The Salomon Brothers World Government Bond Index generally represents the performance of government debt securities of various markets throughout the world, including the United States. The Lehman Government/Corporate Bond Index generally represents the performance of intermediate and long-term government and investment grade corporate debt securities. The Lehman Aggregate Bond Index measures the performance of U.S. corporate bond issues, U.S. government securities and mortgaged-backed securities. The J.P. Morgan Government Bond Index generally represents the performance of government bonds issued by various countries including the United States. The S&P 500 Index is a composite index of 500 common stocks generally regarded as an index of U.S. stock market performance. The foregoing bond indices are unmanaged indices of securities that do not reflect reinvestment of capital gains or take investment costs into consideration, as these items are not application to indices.

         From time to time, the yields and the total returns of the Fund may be quoted in and compared to other mutual funds with similar investment objective in advertisements, shareholder reports or other communications to shareholders. The Fund may also include calculations in such communications that describe hypothetical investment results. (Such performance examples will be based on an express set of assumptions and are not indicative of the performance of any Fund.) Such calculations may from time to time include discussions or illustrations of the effects of compounding in advertisements. "Compounding" refers to the fact that, if dividends or other distributions on the Fund investment are reinvested by being paid in additional Fund shares, any future income or capital appreciation of the Fund would increase the value, not only of the original Fund investment, but also of the additional Fund shares received through reinvestment. As a result, the value of the Fund investment would increase more quickly than if dividends or other distributions had been paid in cash. The Fund may also include discussions or illustrations of the potential investment goals of a prospective investor (including but not limited to tax and/or retirement planning), investment management techniques, policies or investment suitability of the Fund, economic conditions, legislative developments (including pending legislation), the effects of inflation and historical performance of various asset classes, including but not limited to stocks, bonds and Treasury bills. From time to time advertisements or communications to shareholders may summarize the substance of information contained in shareholder reports (including the investment composition of the Fund, as well as the views of the investment adviser as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to the Fund. The Fund may also include in advertisements, charts, graphs or drawings which illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to stock, bonds, Treasury bills and shares of the Fund as well as charts or graphs which illustrate strategies such as dollar cost averaging, and comparisons of hypothetical yields of investment in tax-exempt versus taxable investments. In addition, advertisements or shareholder communications may include a discussion of certain attributes or benefits to be derived by an investment in the Fund. Such advertisements or communications may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein. With proper authorization, the Fund may reprint articles (or excerpts) written regarding the Fund and provide them to prospective shareholders. Performance information with respect to the Fund is generally available by calling 1-800-539-3863.

         Investors may also judge, and the Fund may at times advertise, performance by comparing it to the performance of other mutual funds or mutual fund portfolios with comparable investment objectives and policies, which performance may be contained in various unmanaged mutual fund or market indices or rankings such as those prepared by Dow Jones & Co., Inc., Standard & Poor's Corporation, Lehman Brothers, Merrill Lynch, and Salomon Brothers, and in publications issued by Lipper Analytical Services, Inc. and in the following publications: IBC/Donoghue's Money Fund Reports, Ibottson Associates, Inc., Morningstar, CDA/Wiesenberger, Money Magazine, Forbes, Barron's, The Wall Street Journal, The New York Times, Business Week, American Banker, Fortune, Institutional Investor, U.S.A. Today. In addition to yield information, general information about the Fund that appears in a publication such as those mentioned above may also be quoted or reproduced in advertisements or in reports to shareholders.

         Advertisements and sales literature may include discussions of specifics of the portfolio manager's investment strategy and process, including, but not limited to, descriptions of security selection and analysis.

         Advertisements may also include descriptive information about the investment adviser, including, but not limited to, its status within the industry, other services and products it makes available, total assets under management, its investment philosophy.

         When comparing yield, total return and investment risk of an investment in the Fund with other investments, investors should understand that certain other investments have different risk characteristics than an investment in shares of the Fund. For example, certificates of deposit may have fixed rates of return and may be insured as to principal and interest by the FDIC, while the Fund's returns will fluctuate and its share values and returns are not guaranteed. Money market accounts offered by banks also may be insured by the FDIC and may offer stability of principal. U.S. Treasury securities are guaranteed as to principal and interest by the full faith and credit of the U.S. government. Money market mutual funds may seek to offer a fixed price per share.


            ADDITIONAL PURCHASE, EXCHANGE AND REDEMPTION INFORMATION

         The Victory Portfolios (see "Description of Victory Portfolios" below) is open for business and the NAV is calculated on each Business Day. A Business Day is every day on which the NYSE is open for business, the Federal Reserve Bank of Cleveland is open and any other day (other than a day on which no shares of the Fund are tendered for redemption and no order to purchase any shares is received) during which there is sufficient trading in portfolio instruments that the Fund's net asset value per share might be materially affected. The NAV of each class is determined and its shares are priced as of the close of regular trading of the NYSE (generally 4:00 p.m. Eastern time (the "Valuation Time")) on each Business Day of the Fund. The NYSE or the Federal Reserve Bank of Cleveland will not be open in observance of the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day, and Christmas Day. The holiday closing schedule is subject to change.

         When the NYSE is closed, or when trading is restricted for any reason other than its customary weekend or holiday closings, or under emergency circumstances as determined by the Commission to warrant such action, the
Fund's Transfer Agent will determine the Fund's NAVs at Valuation Time.   The
Fund's NAV may be affected to the extent that its securities are traded on days that are not Business Days.


         [If, in the opinion of the Trustees, conditions exist which make cash payment undesirable, redemption payments may be made in whole or in part in securities or other property, valued for this purpose as they are valued in computing the NAV of each class of the Fund. Shareholders receiving securities or other property on redemption may realize a gain or loss for tax purposes and will incur any costs of sale as well as the associated inconveniences.]


         Pursuant to Rule 11a-3 under the 1940 Act, the Fund is required to give shareholders at least 60 days' notice prior to terminating or modifying the Fund's exchange privilege. Under the Rule, the 60-day notification requirement may be waived if (i) the only effect of a modification would be to reduce or eliminate an administrative fee, redemption fee or deferred sales charge ordinarily payable at the time of exchange or (ii) the Fund temporarily suspends the offering of shares as permitted under the 1940 Act or by the SEC or because it is unable to invest amounts effectively in accordance with its investment objective and policies.


         In the Prospectus, the Victory Portfolios, Key Advisers and the Sub-Adviser have notified shareholders that they reserve the right at any time without prior notice to shareholders to refuse exchange purchases by any person or group if, in Key Advisers or the Sub-Adviser's judgment, the Fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.



                        ADDITIONAL PURCHASE INFORMATION

         REDUCED SALES CHARGE. Reduced sales charges are applicable to purchases of $50,000 or more alone or in combination with purchases of shares of other Victory Portfolios made at any one time. To obtain the reduction of the sales charge, you or your investment professional must notify the Transfer Agent at the time of purchase whenever a quantity discount is applicable to your purchase. Upon such notification, you will receive the lowest applicable sales charge.

         In addition to investing at one time in any combination of shares of the Victory Portfolios in an amount entitling you to a reduced sales charge, you may qualify for a reduction in the sales charge under the following programs:

         COMBINED PURCHASES. When you invest in shares of the Victory Portfolios for several accounts at the same time, you may combine these investments into a single transaction if purchased through one investment professional, and if the total is $50,000 or more. The following may qualify for this privilege: an individual, or "company" as defined in Section 2(a)(8) of the 1940 Act; an individual, spouse, and their children under age 21 purchasing for his, her, or their own account; a trustee, administrator or other fiduciary purchasing for a single trust estate or single fiduciary account or for a single or a parent-subsidiary group of "employee benefit plans" (as defined in Section 3(3) of ERISA); and tax-exempt organizations under Section 501(c)(3) of the Internal Revenue Code.

         RIGHTS OF ACCUMULATION. Your "Rights of Accumulation" permit reduced sales charges on future purchases of shares after you have reached a new breakpoint. You can add the value of existing Victory Portfolios shares held by you, your spouse, and your children under age 21, determined at the previous day's NAV at the close of business, to the amount of your new purchase valued at the current offering price to determine your reduced sales charge.

         LETTER OF INTENT. If you anticipate purchasing $50,000 or more of shares of the Fund alone or in combination with shares of certain other Victory Portfolios within a 13-month period, you may obtain shares of the portfolios at the same reduced sales charge as though the total quantity were invested in one lump sum, by filing a non-binding Letter of Intent (the "Letter") within 90 days of the start of the purchases. Each investment you make after signing the Letter will be entitled to the sales charge applicable to the total investment indicated in the Letter. For example, a $2,500 purchase toward a $60,000 Letter would receive the same reduced sales charge as if the $60,000 had been invested at one time. To ensure that the reduced price will be received on future purchases, you or your investment professional must inform the transfer agent that the Letter is in effect each time shares are purchased. Neither income dividends nor capital gain distributions taken in additional shares will apply toward the completion of the Letter.

         Your initial investment must be at least 5% of the total amount you plan to invest. Out of the initial purchase, 5% of the dollar amount specified in the Letter will be registered in your name and held in escrow. The shares held in escrow cannot be redeemed or exchanged until the Letter is satisfied or the additional sales charges have been paid. You will earn income dividends and capital gain distributions on escrowed shares. The escrow will be released when your purchase of the total amount has been completed. You are not obligated to complete the Letter.

         If you purchase more than the amount specified in the Letter and qualify for a further sales charge reduction, the sales charge will be adjusted to reflect your total purchase at the end of 13 months. Surplus funds will be applied to the purchase of additional shares at the then current offering price applicable to the total purchase.

         If you do not complete your purchase under the Letter within the 13-month period, your sales charge will be adjusted upward, corresponding to the amount actually purchased, and if after written notice, you do not pay the increased sales charge, sufficient escrowed shares will be redeemed to pay such charge.



                        ADDITIONAL EXCHANGE INFORMATION

         Shares of the Victory Portfolios (see "Description of Victory Portfolios" below) may be exchanged for shares of any Victory money market fund or any other fund of the Victory Portfolios with the same or a lower sales charge. Shares of any Victory money market portfolio or any Victory Portfolios with a reduced sales charge may be exchanged for shares of the Fund upon payment of the difference in the sales charge.


                       ADDITIONAL REDEMPTION INFORMATION

         REINSTATEMENT PRIVILEGE. Within 90 days of a redemption, a shareholder may reinvest all or part of the redemption proceeds of shares of the Fund or any of the other Victory Portfolios into which shares of the Fund are exchangeable as described below, at the net asset value next computed after receipt by the Transfer Agent of the reinvestment order. No charge is currently made for reinvestment in shares of the Fund but a reinvestment in shares of certain other Victory Portfolios is subject to a $5.00 service fee. The shareholder must ask the Distributor for such privilege at the time of reinvestment. Any capital gain that was realized when the shares were redeemed is taxable, and reinvestment will not alter any capital gains tax payable on that gain. If there has been a capital loss on the redemption, some or all of the loss may not be tax deductible, depending on the timing and amount of the reinvestment. Under the Internal Revenue Code, if the redemption proceeds of Fund shares on which a sales charge was paid are reinvested in shares of the Fund or another of the Victory Portfolios within 90 days of payment of the sales charge, the shareholder's basis in the shares of the Fund that were redeemed may not include the amount of the sales charge paid. That would reduce the loss or increase the gain recognized from redemption. The Fund may amend, suspend or cease offering this reinvestment privilege at any time as to shares redeemed after the date of such amendment, suspension or cessation. You must reinstate your shares into an account with the same registration. This privilege may be exercised only once by a shareholder with respect to the Fund. For information on which funds are available for the Reinstatement Privilege, please consult your program materials.

                          DIVIDENDS AND DISTRIBUTIONS

         The Fund ordinarily declares and pays dividends from its net investment income quarterly. The Fund distributes substantially all of its net investment income and net capital gains, if any, to shareholders within each calendar year as well as on a fiscal year basis to the extent required for the Fund to qualify for favorable federal tax treatment.

         The amount of distributions may vary from time to time depending on market conditions and the composition of the Fund's portfolio.

         For this purpose, the net income of the Fund, from the time of the immediately preceding determination thereof, shall consist of all interest income accrued on the portfolio assets of the Fund, dividend income, if any, income from securities loans, if any, and realized capital gains and losses on the Fund assets, less all expenses and liabilities of the Fund chargeable against income. Interest income shall include discount earned, including both original issue and market discount, on discount paper accrued ratably to the date of maturity. Expenses, including the compensation payable to Key Advisers or the Sub-Adviser, are accrued each day. The expenses and liabilities of the Fund shall include those appropriately allocable to the Fund as well as a share of the general expenses and liabilities of the Victory Portfolios in proportion to the Fund's share of the total net assets of the Victory Portfolios.

Additional Tax Information

         It is the policy of the Fund to qualify for the favorable tax treatment accorded regulated investment companies ("RICs") under Subchapter M of the Code, for so long as such qualification is in the best interest of its shareholders. By following such policy and distributing its income and gains currently with respect to each taxable year, the Fund expects to eliminate or reduce to a nominal amount the federal income and excise taxes to which it may otherwise be subject.

         In order to qualify as a RIC, the Fund must, among other things, (1) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock or securities, foreign currencies or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities or currencies, (2) derive less than 30% of its gross income from the sale or other disposition of stock, securities, options, futures, forward contracts, and certain foreign currencies (or options, futures, or forward contracts on foreign currencies) held for less than three months, and (3) diversify its holdings so that at the end of each quarter of its taxable year (i) at least

50% of the market value of the Fund's assets is represented by cash or cash items, U.S. Government securities, securities of other RICs and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities) or of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses. These requirements may restrict the degree to which the Fund may engage in short-term trading and concentrate investments. If the Fund qualifies as a RIC, it will not be subject to federal income tax on the part of its net investment income and net realized capital gains, if any, that it distributes to shareholders with respect to each taxable year within the time limits specified in the Code.

         A non-deductible excise tax is imposed on regulated investment companies that do not distribute in each calendar year an amount equal to 98% of their ordinary income for the year plus 98% of their capital gain net income for the 1-year period ending on October 31 of such calendar year. The balance of such income must be distributed during the following calendar year. If distributions during a calendar year are less than the required amount, the fund is subject to a non-deductible excise tax equal to 4% of the deficiency.

         Certain investment and hedging activities of the Fund, including transactions in options, futures contracts, hedging transactions, forward contracts, straddles, foreign currencies, and foreign securities, are subject to special tax rules. In a given case, these rules may accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert short-term capital losses into long-term capital losses, or otherwise affect the character of the Fund's income. These rules could therefore affect the amount, timing and character of distributions to shareholders. The Fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interest of the Fund and its securities.

         The Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of taxable dividends paid to any shareholder who has failed to provide (or provided an incorrect) tax identification number, or is subject to withholding pursuant to a notice from the Internal Revenue Service for failure to properly include on his or her income tax return payments of interest or dividends. This "backup withholding" is not an additional tax, and any amounts withheld may be credited against the shareholder's ultimate U.S. tax liability.

         Information set forth in the Prospectus and this Statement of Additional Information that relates to federal taxation is only a summary of certain key federal tax considerations generally affecting purchasers of shares of the Fund. No attempt has been made to present a complete explanation of the federal tax treatment of a fund or its shareholders, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential purchasers of shares of the Fund are urged to consult their tax advisers with specific reference to their own tax circumstances. In addition, the tax discussion in the Prospectus and this Statement of Additional Information is based on tax law in effect on the date of the Prospectus and this Statement of Additional Information; such laws and regulations may be changed by legislative, judicial or administrative action, sometimes with retroactive effect.



                      MANAGEMENT OF THE VICTORY PORTFOLIOS



Board of Trustees



         Overall responsibility for management of the Victory Portfolios rests with the Trustees, who are elected by the shareholders of the Victory Portfolios. The Victory Portfolios are managed by the Trustees in accordance with the laws of the State of Delaware governing business trusts. There are currently seven Trustees, six of whom are not "interested persons" of the Victory Portfolios within the meaning of that term under the 1940 Act. The Trustees, in turn, elect the officers of the Victory Portfolios to supervise actively its day-to-day operations.

         The Trustees of the Victory Portfolios, their addresses, ages and their principal occupations during the past five years are as follows:



                                       Position(s) Held
                                       With the Victory                    Principal Occupation
Name, Address and Age                  Portfolios                          During Past 5 Years
---------------------                  ----------------                    --------------------
Leigh A. Wilson, 51*                   Trustee and President               From 1989 to present, Chairman and
Glenleigh International Ltd.                                               Chief Executive Officer, Glenleigh
53 Sylvan Road North                                                       International Limited; from 1984-
Westport, CT  06880                                                        1989, Chief Executive Officer,
                                                                           Paribas North America and Paribas
                                                                           Corporations; Trustee, The Victory
                                                                           Funds and Spears, Benzak, Salomon
                                                                           and Farrell ("SBSF") Funds.

Robert G. Brown, 72                    Trustee                             Retired; from October 1983 to
5460 N. Ocean Drive                                                        November 1990, President,
Singer Island, Riviera Beach                                               Cleveland Advanced Manufacturing
FL 33404                                                                   Program (non-profit corporation
                                                                           engaged in regional economic
                                                                           development); Trustee, The Victory
                                                                           Funds.

Edward P. Campbell, 46                 Trustee                             From March, 1994 to present,
Nordson Corporation                                                        Executive Vice President and Chief
28601 Clemens Road                                                         Operating Officer of Nordson
Westlake, OH  44145                                                        Corporation (manufacturer of
                                                                           application equipment); from May,
                                                                           1988 March 1994, Vice President of
                                                                           Nordson Corporation; from 1987 to
                                                                           December 1994, member of the
                                                                           Supervisory Committee of Society's
                                                                           Collective Investment Retirement
                                                                           Fund; from May 1991 to August
                                                                           1994, Trustee, Financial Reserves
                                                                           Fund and from May 1993 to August
                                                                           1994, Trustee, Ohio Municipal
                                                                           Money Market Fund; Trustee, The
                                                                           Victory Funds and SBSF Funds.

Dr. Harry Gazelle, 68                  Trustee                             Retired radiologist, Drs. Hill and
17822 Lake Road                                                            Thomas Corp.; Trustee, The Victory
Lakewood, Ohio  44107                                                      Funds.


------------

* Mr. Wilson is deemed to be an "interested person" of the Victory Portfolios under the 1940 Act solely by reason of his position as President.

                                       Position(s) Held
                                       With the Victory                    Principal Occupation
Name, Address and Age                  Funds                               During Past 5 Years
---------------------                  ----------------                    --------------------
Stanley I. Landgraf, 70                Trustee                             Retired; currently, Trustee,
41 Traditional Lane                                                        Rensselaer Polytechnic Institute;
Albany, NY  12211                                                          Director, Elenel Corporation,
                                                                           Albany International Corporation
                                                                           and Mechanical Technology, Inc.;
                                                                           Member, Board of Overseers, School
                                                                           of Management, Rensselaer
                                                                           Polytechnic Institute; Member, The
                                                                           Fifty Group (a Capital Region
                                                                           business organization); Trustee,
                                                                           The Victory Funds.

Dr. Thomas F. Morrissey, 62            Trustee                             1995 Visiting Scholar, Bond
Weatherhead School of                                                      University, Queensland, Australia;
   Management                                                              Professor, Weatherhead School of
Case Western Reserve                                                       Management, Case Western Reserve
  University                                                               University; from 1989 to 1995,
10900 Euclid Avenue                                                        Associate Dean of Weatherhead
Cleveland, OH  44106-7235                                                  School of Management; from 1987 to
                                                                           December 1994, Member of the
                                                                           Supervisory Committee of Society's
                                                                           Collective Investment Retirement
                                                                           Fund; from May  1991 to August
                                                                           1994, Trustee, Financial Reserves
                                                                           Fund and from May 1993 to August
                                                                           1994, Trustee, Ohio Municipal
                                                                           Money Market Fund; Trustee, The
                                                                           Victory Funds.

H. Patrick Swygert, 52                 Trustee                             Currently President, Howard
Howard University                                                          University; Trustee, The Victory
2400 6th Street, N.W.                                                      Funds; formerly President, State
Suite 320                                                                  University of New York at Albany;
Washington, D.C. 20059                                                     formerly, Executive Vice
                                                                           President, Temple University.



         The Board presently has an Investment Policy Committee and a Business, Legal, and Audit Committee. The members of the Investment Policy Committee are Landgraf (Chairman), Morrissey and Brown, who will serve until May 1996. The function of the Investment Policy Committee is to review the existing investment policies of the Victory Portfolios, including the levels of risk and types of funds available to shareholders, and make recommendations to the Board of Trustees regarding the revision of such policies or, if necessary, the submission of such revisions to the Victory Portfolios' shareholders for their consideration. The members of the Business, Legal and Audit Committee are Messrs. Swygert (Chairman), Campbell and Gazelle who will serve until May 1996. The function of the Business, Legal and Audit Committee is to recommend independent auditors and monitor accounting and financial matters; to nominate persons to serve as disinterested Trustees and Trustees to serve on committees of the Board; and to review compliance and contract matters.

         The Investment Policy Committee met four times during the current fiscal year ended October 31, 1995. The Business, Legal and Audit Committee was constituted on May 24, 1995 (and has met twice since then) and replaced the Audit Committee, the Legal Committee and the Nominating Committee, which met three times, one time and one time, respectively, during the fiscal year ended October 31, 1995.



REMUNERATION OF TRUSTEES AND CERTAIN EXECUTIVE OFFICERS



         Effective June 1, 1995, each Trustee (other than Leigh A. Wilson) receives an annual fee of $27,000 for serving as Trustee of all the funds of the Victory Portfolios, and an additional per meeting fee ($2,400 in person and $1,200 per telephonic meeting).



         Effective June 1, 1995, Leigh A. Wilson receives an annual fee of $33,000 for serving as President and Trustee for all of the funds of the Victory Portfolios, and an additional per meeting fee ($3,000 in person and $1,500 per telephonic meeting).



         The following tables indicate the compensation received by each Trustee from the Fund and from the Victory "Fund Complex"* for the 12 month period ending on October 31, 1995:

                                 Pension or          Estimated
                                 Retirement            Annual
                              Benefits Accrued        Benefits          Total         Total Compensation
                                     as                 Upon         Compensation         from Victory
                             Portfolio Expenses      Retirement       from  Fund       "Fund Complex"*
                             ------------------      ----------       ----------       ---------------
Robert G. Brown,                     -0-                -0-            $980.48           $39,815.98

John D. Buckingham #,                -0-                -0-             458.81            18,841.89

Edward P. Campbell,                  -0-                -0-             841.67            33,799.68

Harry Gazelle,                       -0-                -0-             809.59            35,916.98

John W. Kemper #,                    -0-                -0-             458.91            22,567.31

Stanley I. Landgraf,                 -0-                -0-             841.67            34,615.98

Thomas F. Morrissey,                 -0-                -0-             841.67            40,366.98

H. Patrick Swygert,                  -0-                -0-             841.67            37,116.98

Leigh A. Wilson,                     -0-                -0-             920.59            46,716.97

John R. Young,                       -0-                -0-             488.98            21,963.81
  Trustee # . . . . . . .



#        Resigned

---------------

* For certain Trustees, these amounts include compensation received from The Victory Funds (which were reorganized into the Victory Portfolios as of June 5, 1995), the SBSF Funds (the investment adviser of which was acquired by KeyCorp effective April, 1995) and Society's Collective Investment Retirement Funds, which were reorganized into the Victory Balanced Fund and Victory Government Mortgage Fund as of December 19, 1994. There are presently 28 mutual funds from which the above-named Trustees are compensated in the Victory "Fund Complex," but not all of the above-named Trustees serve on the boards of each fund in the "Fund Complex."

Officers

The officers of the Victory Portfolios, their addresses, ages and principal occupations during the past five years are as follows:

                                     Position with the                    Principal occupation
  Name                               Victory Portfolios                   during past 5 years
  ----                               ------------------                   -------------------
Leigh A. Wilson, 51                  President and Trustee                From 1989 to present, Chairman and
Glenleigh International Ltd.                                              Chief Executive Officer, Glenleigh
53 Sylvan Road North                                                      International Limited; from 1984-
Westport, CT  06880                                                       1989, Chief Executive  Officer,
                                                                          Paribas North America and Paribas
                                                                          Corporation; Trustee to The Victory
                                                                          Funds and SBSF Funds.

William B. Blundin, 57               Vice President                       Senior Vice President of BISYS Fund
BISYS Fund Services                                                       Services; officer of other
125 West 55th Street                                                      investment companies administered
New York, New York 10019                                                  by BISYS Fund Services; President
                                                                          and Chief Executive Officer of
                                                                          Vista Broker-Dealer Services, Inc.,
                                                                          Emerald Asset Management, Inc. and
                                                                          BNY Hamilton Distributors, Inc.,
                                                                          registered broker/dealers.

J. David Huber, 49                   Vice President                       Executive Vice President, BISYS
BISYS Fund Services                                                       Fund Services.
3435 Stelzer Road
Columbus, OH 43219-3035

Scott A. Englehart, 33               Secretary                            From October 1990 to present,
BISYS Fund Services                                                       employee of BISYS Fund Services,
3435 Stelzer Road                                                         Inc.; from 1985 to October 1990,
Columbus, OH 43219-3035                                                   Manager of Banking Center, Fifth
                                                                          Third Bank.

George O. Martinez, 36               Assistant Secretary                  From March 1995 to present, Senior
BISYS Fund Services                                                       Vice President and Director of
3435 Stelzer Road                                                         Legal and Compliance Services,
Columbus, OH 43219-3035                                                   BISYS Fund Services; from June
                                                                          1989-March 1995, Vice President and
                                                                          Associate General Counsel, Alliance
                                                                          Capital Management.

Martin R. Dean, 32                   Treasurer                            From May 1994 to present, employee
BISYS Fund Services                                                       of BISYS Fund Services; from
3435 Stelzer Road                                                         January 1987 -  April 1994, Senior
Columbus, OH 43219-3035                                                   Manager, KPMG Peat Marwick.

Adrian J. Waters, 33                 Assistant Treasurer                  From May 1993 to present, employee
BISYS Fund Services (Ireland)                                             of BISYS Fund Services; from 1989-
Limited                                                                   May 1993, Manager, Price Waterhouse.
ITI House
12 Earlsfort Terrace
Dublin 2, Ireland



The mailing address of each of the officers of the Victory Portfolios is 3435 Stelzer Road, Columbus, Ohio 43219-3035.



The officers of the Victory Portfolios (other than Leigh Wilson) receive no compensation directly from the Victory Portfolios for performing the duties of their offices. BISYS Fund Services, Inc. receives fees from the Victory Portfolios for acting as Administrator.



As of January 6, 1996, the Trustees and officers as a group owned beneficially less than 1% of the Fund.



Investment Adviser and Sub-Adviser



         Key Advisers was organized as an Ohio corporation on July 27, 1995 and is registered as an investment adviser under the Investment Advisers Act of 1940. It is a wholly-owned subsidiary of KeyCorp Asset Management Holdings, Inc., which is a wholly- owned subsidiary of Society National Bank, a wholly-owned subsidiary of KeyCorp. Affiliates of Key Advisers manage approximately $37 billion for numerous clients including large corporate and public retirement plans, Taft-Hartley plans, foundations and endowments, high net worth individuals and mutual funds.



         KeyCorp, a financial services holding company, is headquartered at 127 Public Square, Cleveland, Ohio 44114. As of September 30, 1995, KeyCorp had an asset base of $68 billion, with banking offices in 26 states from Maine to Alaska, and trust and investment offices in 16 states. KeyCorp is the resulting entity of the merger in 1994 of Society Corporation, the bank holding company of which Society National Bank was a wholly-owned subsidiary, and KeyCorp, the former bank holding company. KeyCorp's major business activities include providing traditional banking and associated financial services to consumer, business and commercial markets. Its non-bank subsidiaries include investment advisory, securities brokerage, insurance, bank credit card processing, and mortgage leasing companies. Society National Bank is the lead affiliate bank of KeyCorp.



         The following table lists the advisory fees for each mutual fund that is advised by Key Advisers:

         .25 OF 1% OF AVERAGE DAILY NET ASSETS
                 Victory Institutional Money Market Fund *

         .35 OF 1% OF AVERAGE DAILY NET ASSETS
                 Victory Prime Obligations Fund *
                 Victory U.S. Government Obligations Fund *
                 Victory Tax-Free Money Market Fund *

         .50 OF 1% OF AVERAGE DAILY NET ASSETS
                 Victory Ohio Municipal Money Market Fund *
                 Victory Limited Term Income Fund *
                 Victory Government Mortgage Fund *
                 Victory Financial Reserves Fund *
                 Victory Fund for Income #

         .55 OF 1% OF AVERAGE DAILY NET ASSETS
                 Victory National Municipal Bond Fund *
                 Victory Government Bond Fund *
                 Victory New York Tax-Free Fund *

         .60 OF 1% OF AVERAGE DAILY NET ASSETS
                 Victory Ohio Municipal  Bond Fund *
                 Victory Stock Index Fund *

         .65 OF 1% OF AVERAGE DAILY NET ASSETS
                 Victory Diversified Stock Fund *

         .75 OF 1% OF AVERAGE DAILY NET ASSETS
                 Victory Intermediate Income Fund *
                 Victory Investment Quality Bond Fund *
                 Victory  Ohio Regional Stock Fund *

         1% OF AVERAGE DAILY NET ASSETS
                 Victory  Balanced Fund *
                 Victory Value Fund *
                 Victory Growth Fund *
                 Victory Special Value Fund *
                 Victory Special Growth Fund+

         1.10% OF AVERAGE DAILY ASSETS
                 Victory International Growth Fund *


---------------


         # First Albany Asset Management Corporation serves as sub-adviser to the Victory Fund for Income, for which it receives .20% of average daily net assets.

         + T. Rowe Price Associates, Inc. serves as sub-adviser to the Victory Special Growth Fund, for which it receives .25% of average daily net assets up to $100 million and .20% of average daily net assets in excess of $100.

         * Society Asset Management, Inc. (the Sub-Adviser) serves as sub-adviser to each of these funds. For its services under the investment sub-advisory agreement, Key Advisers pays the Sub-Adviser sub-advisory fees at rates (based on an annual percentage of average daily net assets) which vary according to the table set forth below:



For the Victory Balanced Fund, Diversified Stock Fund, Growth Fund, Stock Index Fund and Value Fund:



                                   Rate of
     Net Assets               Sub-Advisory Fee*
     ----------               -----------------
Up to $10,000,000                   0.65%
Next $15,000,000                    0.50%
Next $25,000,000                    0.40%
Above $50,000,000                   0.35%



For the Victory International Growth Fund, Ohio Regional Stock Fund and Special Value Fund:



                                   Rate of
     Net Assets               Sub-Advisory Fee*
     ----------               -----------------
Up to $10,000,000                   0.90%
Next $15,000,000                    0.70%
Next $25,000,000                    0.55%
Above $50,000,000                   0.45%

For the Victory Intermediate Income Fund, Investment Quality Bond Fund, Limited Term Income Fund, Ohio Municipal Bond Fund, Government Bond Fund, Government Mortgage Fund, National Municipal Bond Fund and New York Tax-Free Fund:

                                   Rate of
     Net Assets               Sub-Advisory Fee*
     ----------               -----------------
Up to $10,000,000                   0.40%
Next $15,000,000                    0.30%
Next $25,000,000                    0.25%
Above $50,000,000                   0.20%


For the Victory Prime Obligations Fund, Tax-Free Money Market Fund, U.S. Government Obligations Fund, Financial Reserves Fund, Institutional Money Market Fund and Ohio Municipal Money Market Fund:

                                   Rate of
     Net Assets               Sub-Advisory Fee*
     ----------               -----------------
Up to $10,000,000                  0.25%
Next $15,000,000                   0.20%
Next $25,000,000                   0.15%
Above $50,000,000                  0.125%

---------------

* As a percentage of average daily net assets. The Sub-Adviser has the right to voluntarily waive any portion of the sub- advisory fee from time to time.


                          ADVISORY AND OTHER CONTRACTS

         Unless sooner terminated, the Investment Advisory Agreement between Key Advisers and the Funds provides that it will continue in effect as to the Fund for an initial two-year term and for consecutive one-year terms thereafter, provided that such continuance is approved at least annually by the Victory Portfolios' Trustees or by vote of a majority of the outstanding shares of such Fund (as defined under "GENERAL INFORMATION - Miscellaneous" in the Prospectuses), and, in either case, by a majority of the Trustees who are not parties to the Investment Advisory Agreement or interested persons (as defined in the 1940 Act) of any party to the Investment Advisory Agreement, by votes cast in person at a meeting called for such purpose.

         The Investment Advisory Agreement is terminable as to the Fund at any time on 60 days' written notice without penalty by the Trustees, by vote of a majority of the outstanding shares of the Fund, or by Key Advisers. The Investment Advisory Agreement also terminates automatically in the event of any assignment, as defined under the 1940 Act.

         The Investment Advisory Agreement provides that Key Advisers shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of services pursuant to the Investment Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of Key Advisers in the performance of its duties, or from reckless disregard by it of either duties and obligations thereunder.

         Under the Investment Advisory Agreement, Key Advisers has agreed to provide the investment advisory services described in the Prospectus. For the services provided and expenses assumed pursuant to the Investment Advisory Agreement, the Fund pays Key Advisers a fee, computed daily and paid monthly, at the annual rate of seventy five one-hundredths of one percent (.75%) of the average daily net assets of the Fund.

         From December 10, 1993 (commencement of operations) to December 31, 1995, Society served as investment adviser to the Fund. For the period ended October 31, 1994 and for the fiscal year ended October 31, 1995, the Fund paid investment advisory fees of $469,249 and $_______, respectively, after fee reductions of $247,239 and $_______, respectively

         Under the Investment Advisory Agreement, Key Advisers may delegate a portion of its responsibilities to a sub-adviser. In addition, the Investment Advisory Agreement provides that Key Advisers may render services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser of the Fund and are under the common control of KeyCorp as long as all such persons are functioning as part of an organized group of persons, managed by authorized officers of Key Advisers.

         Key Advisers has entered into an investment sub-advisory agreement (the "Sub-Advisory Agreement") with its affiliate, Society Asset Management, Inc. on behalf of the Fund. The Sub-Adviser is a wholly-owned subsidiary of KeyCorp Asset Management Holdings, Inc. With respect to the day to day management of the Fund, under the Sub-Advisory Agreement, the Sub-Adviser makes decisions concerning, and places all orders for, purchases and sales of securities and helps maintain the records relating to such purchases and sales. The Sub-Adviser may, in its discretion, provide such services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser to the Company under applicable laws and are under the common control of KeyCorp; provided that (i) all persons, when providing services under the Sub-Advisory Agreement, are functioning as part of an organized group of persons, and (ii) such organized group of persons is managed at all times by authorized officers of the Sub-Adviser. This arrangement will not result in the payment of additional fees by the Fund.


Glass-Steagall Act

         In 1971 the United States Supreme Court held in Investment Company Institute v. Camp that the federal statute commonly referred to as the Glass-Steagall Act prohibits a national bank from operating a fund for the collective investment of managing agency accounts. Subsequently, the Board of Governors of the Federal Reserve System (the "Board") issued a regulation and interpretation to the effect that the Glass-Steagall Act and such decision: (a) forbid a bank holding company registered under the Federal Bank Holding Company Act of 1956 (the "Holding Company Act") or any non-bank affiliate thereof from sponsoring, organizing, or controlling a registered, open-end investment company continuously engaged in the issuance of its shares, but (b) do not prohibit such a holding company or affiliate from acting as investment adviser, transfer agent, and custodian to such an investment company. In 1981 the United States Supreme Court held in Board of Governors of the Federal Reserve System v. Investment Company Institute that the Board did not exceed its authority under the Holding Company Act when it adopted its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisers to registered closed-end investment companies. In the Board of Governors case, the Supreme Court also stated that if a national bank complied with the restrictions imposed by the Board in its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisers to investment companies, a national bank performing investment advisory services for an investment company would not violate the Glass-Steagall Act.


         Key Advisers and the Sub-Adviser believe that they may perform the services for the Victory Portfolios contemplated by the Prospectus, this Statement of Additional Information, and the Investment Advisory Agreement (and Sub-Advisory Agreement) with the Victory Portfolios without violation of applicable statutes and regulations and has so represented in its Investment Advisory Agreement (and Sub-Advisory Agreement) with the Victory Portfolios. Key Trust Company of Ohio, N.A. believes that it may perform the services for the Victory Portfolios contemplated by the Prospectus, this Statement of Additional Information, and the Shareholder Servicing Agreement with the Victory Portfolios (as described below) without violation of applicable statutes and regulations and has so represented in such Shareholder Servicing
Agreement.   Future changes in either federal or state statutes and regulations relating to the permissible activities of banks or bank holding companies and the subsidiaries or affiliates of those entities, as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations, could prevent or restrict Key Trust Company of Ohio, N.A., Key Advisers or the Sub-Adviser from continuing to perform such services for the Victory Portfolios. Depending upon the nature of any changes in the services which could be provided by Key Trust Company of Ohio, N.A., Key Advisers or the Sub-Adviser the Trustees of the Victory Portfolios would review the Victory Portfolios' relationship with Key Trust Company of Ohio, N.A., Key Advisers or the Sub-Adviser and consider taking all action necessary in the circumstances.

         Should future legislative, judicial, or administrative action prohibit or restrict the proposed activities of Key Trust Company of Ohio, N.A., Key Advisers or the Sub-Adviser and its affiliated and correspondent banks and other non-bank affiliates in connection with customer purchases of shares of the Victory Portfolios, the banks and such non-bank affiliates might be required to alter materially or discontinue the services offered by them to customers. It is not anticipated, however, that any change in the Victory Portfolios' method of operations would affect its net asset value per share or result in financial losses to any customer.

         From time to time, advertisements, supplemental sales literature and information furnished to present or prospective shareholders of the Fund may include descriptions of Key Trust Company of Ohio, N.A., Key Advisers and the Sub-Adviser including, but not limited to, (i) descriptions of the operations of Key Trust Company of Ohio, N.A., Key Advisers and the Sub-Adviser; (ii) descriptions of certain personnel and their functions; and (iii) statistics and rankings related to the operations of Key Trust Company of Ohio, N.A., Key Advisers and the Sub-Adviser.

Portfolio Transactions

         Pursuant to the Investment Advisory Agreement (and Sub-Advisory Agreement), Key Advisers or the Sub-Adviser determines, subject to the general supervision of the Trustees of the Victory Portfolios, and in accordance with each Fund's investment objective and restrictions, which securities are to be purchased and sold by the Fund, and which brokers are to be eligible to execute its portfolio transactions. Purchases from underwriters and/or broker-dealers of portfolio securities include a commission or concession paid by the issuer to the underwriter and/or broker-dealer and purchases from dealers serving as market makers may include the spread between the bid and asked price. While Key Advisers and the Sub-Adviser generally seek competitive prices (inclusive of any spread or commission), the Fund may not necessarily pay the prices available on each transaction, for reasons discussed below.

         Allocation of transaction to dealers is determined by Key Advisers or the Sub-Adviser in their best judgment and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. Subject to this consideration, dealers who provide supplemental investment research to Key Advisers or the Sub-Adviser may receive orders for transactions by the Victory Portfolios. Information so received is in addition to and not in lieu of services required to be performed by Key Advisers or the Sub-Adviser and does not reduce the advisory fees payable to Key Advisers by the Victory Portfolios. Such information may be useful to Key Advisers or the Sub-Adviser in serving both the Victory Portfolios and other clients and, conversely, such supplemental research information obtained by the placement of orders on behalf of other clients may be useful to Key Advisers or the Sub-Adviser in carrying out its obligations to the Victory Portfolios. In the future, the Trustees may also authorize the allocation of brokerage to affiliated broker-dealers on an agency basis to effect portfolio transactions. In such event, the Trustees will adopt procedures incorporating the standards of Rule 17e-1 under the 1940 Act, which requires that the commission paid to affiliated broker-dealers must be "reasonable and fair compared to the commission, fee or other remuneration received, or to be received, by other brokers in connection with comparable transactions involving similar securities during a comparable period of time." At times, the Fund may also purchase portfolio securities directly from dealers acting as principals, underwriters or market makers. As these transactions are usually conducted on a net basis, no brokerage commissions are paid by the Fund.

         The Victory Portfolios will not execute portfolio transactions through, acquire portfolio securities issued by, make savings deposits in, or enter into repurchase or reverse repurchase agreements with Key Advisers, the Sub-Adviser, Key Trust Company of Ohio, N.A. or its affiliates, Concord Holding Corporation, Victory Broker-Dealer Services, Inc. or their affiliates, and will not give preference to Key Trust Company of Ohio, N.A.'s correspondent banks or affiliates, or Concord Holding Corporation or Victory Broker-Dealer Services, Inc. with respect to such transactions, securities, savings deposits, repurchase agreements, and reverse repurchase agreements.



         Investment decisions for the Fund are made independently from those for the other funds or any other investment company or account managed by Key Advisers (or Society). Any such other investment company or account may also invest in the same securities as a particular fund. When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and another fund, investment company or account, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which Key Advisers (or Society) believes to be equitable to the Fund and such other fund, investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained by the Fund. To the extent permitted by law, Key Advisers (or Society) may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for the other funds or for other investment companies or accounts in order to obtain best execution. As provided by the Investment Advisory (and Sub-Advisory) Agreement, in making investment recommendations for the Victory Portfolios, Key Advisers (or Society) will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by a Fund is a customer of Society, its parents or subsidiaries or affiliates and, in dealing with their commercial customers, Key Advisers (Society), its parents, subsidiaries, and affiliates will not inquire or take into consideration whether securities of such customers are held by the Victory Portfolios.



         In the fiscal year ended October 31, 1995 and the fiscal period ended October 31, 1994, the Fund paid $______ and $3,047, respectively, in brokerage commissions.



Administrator



         Currently, Concord Holding Corporation ("CHC") serves as general manager and administrator (the "Administrator") to the Fund. The Administrator assists in supervising all operations of each fund (other than those performed by Key Advisers or the Sub- Adviser under the Investment Advisory Agreement and Sub-Advisory Agreement. Prior to June, 1995, the Winsbury Company ("Winsbury") served as the Fund's administrator.



         CHC receives a fee from the Fund for its services as Administrator and expenses assumed pursuant to the Administration Agreements the Fund, calculated daily and paid monthly, at the annual rate of fifteen one hundredths of one percent (.15%) of the Fund's average daily net assets. CHC may periodically waive all or a portion of its fee with respect to the Fund in order to increase the net income of the Fund available for distribution as dividends.



         Unless sooner terminated, the Administration Agreement will continue in effect as to the Fund for a period of two years, and for consecutive one-year terms thereafter, provided that such continuance is ratified at least annually by the Victory Portfolios' Board of Trustees or by vote of a majority of the outstanding shares of the hat Fund, and in either case by a majority of the Trustees who are not parties to the Administration Agreement or interested persons (as defined in the 1940 Act) of any party to the Administration Agreement, by votes cast in person at a meeting called for such purpose.



         The Administration Agreement provides that CHC shall not be liable for any error of judgment or mistake of law or any loss suffered by the Victory Portfolios in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith, or gross negligence in the performance of its duties, or from the reckless disregard by it of its obligations and duties thereunder.

         Under the Administration Agreement, CHC assists in the Fund's administration and operation, including providing statistical and research data, clerical services, internal compliance and various other administrative services, including among other responsibilities, forwarding certain purchase and redemption requests to the Transfer Agent, participation in the updating of the prospectus, coordinating the preparation, filing, printing and dissemination of reports to shareholders, coordinating the preparation of income tax returns, arranging for the maintenance of books and records and providing the office facilities necessary to carry out the duties thereunder. Under the Administration Agreement, CHC may delegate all or any part of its responsibilities thereunder.



         CHC receives an annual fee of .15% of the Fund's average net assets, paid monthly, for services performed under the Fund's Administration Agreement. CHC may, from time to time, agree to reimburse the Fund for expenses above a specified percentage of average net assets.



         Victory Broker-Dealer Services, Inc. sells shares of the Fund as agent on behalf of the Victory Portfolios at no cost to the Fund. Key Advisers and the Sub-Adviser neither participate in nor are they responsible for the underwriting of Victory Portfolios shares.



         In the fiscal year ended October 31, 1995 and the fiscal period ended October 31, 1994, the Fund paid to CHC aggregate administration fees of $_____ and $134,787, respectively, after fee reductions of $______and $8,510, respectively, before voluntary waiver of $______ and $0, respectively.



Business Management Agreement



         In connection with its obligations under the investment sub-advisory agreement, the Sub-Adviser has entered into a Business Management Agreement with Key Advisers, pursuant to which Key Advisers provides certain administrative and support services to the Sub-Adviser. Such services include preparing reports to the Victory Portfolios' Board of Trustees, recordkeeping services, and services rendered in connection with the preparation of regulatory filings and other reports, and regulatory and other administrative and compliance systems and support services.



         For such services to the Fund, the Sub-Adviser pays fees to Key Advisers which vary according to a sliding scale containing "breakpoints" at which decreases in the business management fees correspond to increases in the average daily net asset values of the Fund as follows:


                                  Rate of Business
Net Assets of the Fund            Management Fee*
----------------------            ----------------
Up to $10,000,000                     0.25%
Next $15,000,000                      0.15%
Next $25,000,000                      0.10%
Above $50,000,000                     0.05%

--------------

*        As a percentage of average daily net assets.



Shareholder Servicing Plan



         The Victory Portfolios, on behalf of the Fund, has adopted a Shareholder Servicing Plan to provide payments to shareholder servicing agents (each a "Shareholder Servicing Agent") that provide administrative support services to customers who may from time to time beneficially own shares, which services include: (i) aggregating and processing purchase and redemption requests for shares from customers and promptly transmitting net purchase and redemption orders to our distributor or transfer agent; (ii) providing customers with a service that invests the assets of their accounts in shares pursuant to specific or pre-authorized instructions; (iii) processing dividend and distribution payments on behalf of customers; (iv) providing information periodically to customers showing their positions in shares; (v) arranging for bank wires; (vi) responding to customer inquiries; (vii) providing subaccounting with respect to shares beneficially owned by customers or providing the information to the Victory Portfolios necessary for subaccounting; (viii) if required by law, forwarding shareholder communications from us (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to customers; (ix) forwarding to customers proxy statements and proxies containing any proposals regarding this Plan; and (x) providing such other similar services as we may reasonably request to the extent you are permitted to do so under applicable statutes, rules or regulations. For expenses incurred and services provided pursuant to the Shareholder Servicing Agreement, the Fund pays each Shareholder Servicing Agent a fee computed daily and paid monthly, in amounts aggregating not more than twenty-five one-hundredths of one percent (.25%) of the average daily net assets of the Fund per year. A Shareholder Servicing Agent may periodically waive all or a portion of its respective shareholder servicing fees with respect to the Fund to increase the net income of the Fund available for distribution as dividends.



Expenses



         The Fund bears the following expenses relating to its operations: taxes, interest, brokerage fees and commissions, fees of the Trustees of the Victory Portfolios, Commission fees, state securities qualification fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to current shareholders, outside auditing and legal expenses, advisory and administration fees, fees and out-of-pocket expenses of the custodian and transfer agent, certain insurance premiums, costs of maintenance of the Fund's existence, costs of shareholders' reports and meetings, and any extraordinary expenses incurred in the Fund's operation.



         If total expenses borne by the Fund in any fiscal year exceeds expense limitations imposed by applicable state securities regulations, Key Advisers, the Sub-Adviser or the Administrator will waive their fees to the extent such excess expenses exceed such expense limitation in proportion to their respective fees. As of the date of this Statement of Additional Information, the most restrictive expense limitation applicable to the Fund limits its aggregate annual expenses, including management and advisory fees but excluding interest, taxes, brokerage commissions, and certain other expenses, to 2.5% of the first $30 million of its average net assets, 2.0% of the next $70 million of a fund's average net assets, and 1.5% of its remaining average net assets. Any expenses to be borne by Key Advisers, the Sub-Adviser or the Administrator will be estimated daily and reconciled and paid on a monthly basis. Fees imposed upon customer accounts by Key Advisers, the Sub-Adviser, Key Trust Company of Ohio, N.A. or its correspondents, affiliated banks and other non-bank affiliates for cash management services are not fund expenses for purposes of any such expense limitation.

Distributor



         Victory Broker-Dealer Services, Inc. (the "Distributor") serves as distributor for the continuous offering of the shares of each fund of the Victory Portfolios pursuant to a Distribution Agreement. Prior to Victory Broker-Dealer Services, Inc. becoming the Distributor, Winsbury served as distributor of each Fund. Unless otherwise terminated, the Distribution Agreement will remain in effect for two years, and thereafter for consecutive one-year terms, provided that it is approved at least annually (i) by the Victory Portfolios' Trustees or by the vote of a majority of the outstanding shares of the Victory Portfolios, and (ii) by the vote of a majority of the Trustees of the Victory Portfolios who are not parties to the Distribution Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate in the event of its assignment, as defined in the 1940 Act. For the Victory Portfolios' fiscal years ended October 31, 1993, 1994, and 1995, [Winsbury] received $______, $_______, and $______, respectively, in underwriting commissions, and retained $0, $__, and $___, respectively.



Fund Accountant



         BISYS Fund Services Ohio, Inc. serves as fund accountant for the Fund pursuant to a fund accounting agreement with the Victory Portfolios dated June 5, 1995 (the "Fund Accounting Agreement"). As fund accountant for the Victory Portfolios, BISYS Fund Services Ohio, Inc. calculates the Fund's net asset value, the dividend and capital gain distributions, if any, and the yield. BISYS Fund Services Ohio, Inc. also provides a current security position report, a summary report of transactions and pending maturities, a current cash position report, and maintains the general ledger accounting records for the Fund. Under its Fund Accounting Agreement with the Victory Portfolios, BISYS Fund Services Ohio, Inc. is entitled to receive annual fees of .03% of the first $100 million of the Fund's daily average net assets, .02% of the next $100 million of the Fund's daily average net assets, and .01% of the Fund's remaining daily average net assets. These annual fees are subject to a minimum monthly assets charge of $2,500 per taxable fund, $2,917 per tax-free fund, and $3,333 per international fund and do not include out-of-pocket expenses or multiple class charges of $833 per month assessed for each class of shares after the first class. In the fiscal years ended October 31, 1993, 1994, and 1995, the Victory Portfolios paid The Winsbury Service Corporation fund accounting fees (after fee waivers) of $0, $62,855, and $________, respectively.



Custodian



         Cash and securities owned by the Fund are held by Key Trust Company of Ohio, N.A. as custodian. Key Trust Company of Ohio, N.A. serves as custodian
to the Fund pursuant to a Custodian Agreement dated May 24, 1995.   Under this
Agreement, Key Trust Company of Ohio, N.A. (i) maintains a separate account or accounts in the name of the Fund; (ii) makes receipts and disbursements of money on behalf of the fund; (iii) collects and receives all income and other payments and distributions on account of portfolio securities; (iv) respond to correspondence from security brokers and others relating to its duties; and (v) makes periodic reports to the Victory Portfolios' Trustees concerning the Victory Portfolios' operations. Key Trust Company of Ohio, N.A. may, with the approval of the Fund and at the custodian's own expense, open and maintain a sub-custody account or accounts on behalf of the Fund, provided that Key Trust Company of Ohio, N.A. shall remain liable for the performance of all of its duties under the Custodian Agreement.



Transfer Agent



         The Primary Funds Service Corporation ("PFSC") serves as transfer agent and dividend disbursing agent for the Fund, pursuant to a Transfer Agency and Shareholder Servicing Agreement. Under its agreement with the Victory Portfolios, PFSC has agreed (i) to issue and redeem shares of the Victory Portfolios; (ii) to address and mail all communications by the Victory Portfolios to its shareholders, including reports to shareholders, dividend and distribution notices, and proxy material for its meetings of shareholders;
(iii) to respond to correspondence or inquiries by shareholders and others relating to its duties; (iv) to maintain shareholder accounts and certain sub-accounts; and (v) to make periodic reports to the Victory Portfolios' Trustees concerning the Victory Portfolios' operations. For the services provided under the Transfer Agency and Shareholder Servicing Agreement, PFSC receives a maximum monthly fee of $1,250 from the Fund to a maximum of $3.50 per account of the Fund.


Auditors



         The financial highlights appearing in the Prospectus for the Fund, other than unaudited information marked as such, has been derived from financial statements of the Fund incorporated by reference in this Statement of Additional Information which, for the two month period ended October 31, 1995 and fiscal year ended August 31, 1995, has been audited by Coopers & Lybrand L.L.P. as set forth in their report incorporated by reference herein, and are included in reliance upon such report and on the authority of such firm as experts in auditing and accounting. Information for the fiscal year ended August 31, 1994 has been audited by KPMG Peat Marwick L.L.P., independent accountants for the Predecessor Fund, as set forth in their report incorporated by reference herein, and are included in reliance upon such report and on the authority of such firm as experts in auditing and accounting. Information for all other periods has been audited by Ernst & Young, L.L.P., independent accountants to the predecessor to the Predecessor Fund. Coopers & Lybrand L.L.P. serves as the Victory Portfolios' auditors. Coopers & Lybrand L.L.P.'s address is 100 East Broad Street, Columbus, Ohio 43215.


Legal Counsel

         Kramer, Levin, Naftalis, Nessen, Kamin & Frankel, 919 Third Avenue, New York, New York 10022 is counsel to the Victory Portfolios.



                             ADDITIONAL INFORMATION



Description of Shares



          The Victory Portfolios (sometimes referred to as the "Trust") is a Delaware business trust. Its Delaware Trust Instrument was adopted on December 6, 1995 and a certificate of Trust for the Trust was filed in Delaware on December __, 1995. On February 29, 1996, the Victory Portfolios converted from a Massachusetts business trust to a Delaware business trust.



         The previously effective Massachusetts Declaration of Trust, pursuant to which the Victory Portfolios was originally called the North Third Street Fund, was filed with the Secretary of State of the Commonwealth of Massachusetts on February 6, 1986. On September 22, 1986, an Amended and Restated Declaration of Trust was filed to change the name of the Trust to The Emblem Fund and to make certain other changes. A second amendment was filed October 23, 1986 providing for voting of shares in the aggregate except where voting of shares by series is otherwise required by law. An amendment to the Amended and Restated Declaration of Trust was filed on March 15, 1993 to change the name of the Trust to The Society Funds. An Amended and Restated Declaration of Trust was then filed on September 2, 1994 to change the name of the Trust to The Victory Portfolios.



         The currently effective Delaware Trust Instrument authorizes the Trustees to issue an unlimited number of shares, which are units of beneficial interest, without par value. The Victory Portfolios presently has twenty-eight series of shares, which represent interests in the U.S. Government Obligations Fund, the Prime Obligations Fund, the Tax-Free Money Market Fund, the Balanced Fund, the Stock Index Fund, the Value Fund, the Diversified Stock Fund, the Growth Fund, the Special Value Fund, the Special Growth Fund, the Ohio Regional Stock Fund, the International Growth Fund, the Limited Term Income Fund, the Government Mortgage Fund, the Ohio Municipal Bond Fund, the Intermediate Income Fund, the Investment Quality Bond Fund, the Florida Tax-Free Bond Fund, the Municipal Bond Fund, the Convertible Securities Fund, the Short-Term U.S. Government Income Fund, the Government Bond Fund, the Fund for Income, the National Municipal Bond Fund, the New York Tax-Free Fund, the Institutional Money Market Fund, the Financial Reserves Fund and the Ohio Municipal Money Market Fund, respectively. The Victory Portfolios' Delaware Trust Instrument authorizes the Trustees to divide or redivide any unissued shares of the Victory Portfolios into one or more additional series by setting or changing in any one or more respects their respective preferences, conversion or other rights, voting power, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption.


         Shares have no subscription or preemptive rights and only such conversion or exchange rights as the Trustees may grant in their discretion. When issued for payment as described in the Prospectus and this Statement of Additional Information, the Victory Portfolios' shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of the Victory Portfolios, shares of the Fund are entitled to receive the assets available for distribution belonging to the Fund, and a proportionate distribution, based upon the relative asset values of the respective funds of the Victory Portfolios, of any general assets not belonging to any particular fund which are available for distribution.

         As described in the Prospectus under the caption "ADDITIONAL INFORMATION -- Voting Rights," shares of the Victory Portfolios are entitled to one vote per share (with proportional voting for fractional shares) on such matters as shareholders are entitled to vote. On any matter submitted to a vote of the shareholders, all shares are voted separately by individual series (funds), and whenever the Trustees determine that the matter affects only certain series, may be submitted for a vote by only such series, except (i) when required by the 1940 Act, shares are voted in the aggregate and not by individual series; and (ii) when the Trustees have determined that the matter affects the interests of more than one series and that voting by shareholders of all series would be consistent with the 1940 Act, then the shareholders of all such series shall be entitled to vote thereon (either by individual series or by shares voted in the aggregate, as the Trustees in their discretion may determine). The Trustees may also determine that a matter affects only the interests of one or more classes of a series, in which case (or if required under the 1940 Act) such matter shall be voted on by such class or classes. There will normally be no meetings of shareholders for the purposes of electing Trustees unless and until such time as less than a majority of the Trustees have been elected by the shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. In addition, Trustees may be removed from office by vote of the holders of at least two-thirds of the outstanding shares of the Victory Portfolios. A meeting shall be held for such purpose upon the written request of the holders of not less than 10% of the outstanding shares. Upon written request by ten or more shareholders meeting the qualifications of Section 16(c) of the 1940 Act (i.e., persons who have been shareholders for at least six months, and who hold shares having an NAV of at least $25,000 or constituting 1% of the outstanding shares) stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Victory Portfolios will provide a list of shareholders or disseminate appropriate materials (at the expense of the requesting shareholders). Except as set forth above, the Trustees shall continue to hold office and may appoint their successors.

         Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Victory Portfolios shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each fund of the Victory Portfolios affected by the matter. For purposes of determining whether the approval of a majority of the outstanding shares of a fund will be required in connection with a matter, a fund will be deemed to be affected by a matter unless it is clear that the interests of each fund in the matter are identical, or that the matter does not affect any interest of the fund. Under Rule 18f-2, the approval of an investment advisory agreement or any change in investment policy would be effectively acted upon with respect to a fund only if approved by a majority of the outstanding shares of such fund. However, Rule 18f-2 also provides that the ratification of independent public accountants, the approval of principal underwriting contracts, and the election of Trustees may be effectively acted upon by shareholders of all of the Victory Portfolios voting without regard to series.

Shareholder and Trustee Liability



         The Delaware Business Trust Act provides that a Shareholder of a Delaware business trust shall be entitled to the same limitation of personal liability extended to shareholders of Delaware corporation. The Delaware Trust Instrument also provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his or her being or having been a shareholder. The Delaware Trust Instrument also provides that the Victory Portfolios shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Victory Portfolios, and shall satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered to be extremely remote.



         The Delaware Trust Instrument states further that no Trustee, officer, or agent of the Victory Portfolios shall be personally liable in connection with the administration or preservation of the assets of the Funds or the conduct of the Victory Portfolios' business; nor shall any Trustee, officer, or agent be personally liable to any person for any action or failure to act except for his own bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties. The Declaration of Trust also provides that all persons having any claim against the Trustees or the Victory Portfolios shall look solely to the assets of the Victory Portfolios for payment.



Miscellaneous



         As used in the Prospectus and in this Statement of Additional Information, "assets belonging to a fund" (or "assets belonging to the Funds") means the consideration received by the Victory Portfolios upon the issuance or sale of shares in that fund, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale, exchange, or liquidation of such investments, and any funds or payments derived from any reinvestment of such proceeds and any general assets of the Victory Portfolios, which general liabilities and expenses are not readily identified as belonging to a particular fund (or the Fund) that are allocated to that fund (or the Fund) by the Victory Portfolios' Trustees. The Trustees may allocate such general assets in any manner they deem fair and equitable.
It is anticipated that the formula that will be used by the Trustees in making allocations of general assets to a particular fund of the Victory Portfolios will be the relative net asset value of the respective fund at the time of allocation. Assets belonging to a particular fund are charged with the direct liabilities and expenses of that fund, and with a share of the general liabilities and expenses of each of the funds not readily identified as belonging to a particular fund that are allocated to each fund in accordance with its proportionate share of the net asset values of the Victory Portfolios at the time of allocation. The timing of allocations of general assets and general liabilities and expenses of the Victory Portfolios to a particular fund will be determined by the Trustees of the Victory Portfolios and will be in accordance with generally accepted accounting principles. Determinations by the Trustees of the Victory Portfolios as to the timing of the allocation of general liabilities and expenses and as to the timing and allocable portion of any general assets with respect to a particular fund are conclusive.


         As used in the Prospectus and in this Statement of Additional Information, a "vote of a majority of the outstanding shares"or a "vote of a majority of the outstanding voting securities" of the Victory Portfolios or a particular fund means the affirmative vote of the lesser of (a) 67% or more of the shares of the Victory Portfolios or such fund present at a meeting at which the holders of more than 50% of the outstanding shares of the Victory Portfolios or such fund are represented in person or by proxy, or (b) more than 50% of the outstanding shares of the Victory Portfolios or such fund.

         Organizational expenses are allocated to each of the Victory Portfolios and are amortized over a period of two years from the commencement of the public offering of shares of the Victory Portfolios.

         Individual Trustees are elected by the shareholders and, subject to removal by the vote of the holders of two-thirds of the outstanding shares of the Victory Portfolios, serve for a term lasting until the next meeting of shareholders at which trustees are elected. Such meetings are not required to be held at any specific intervals.

Individual Trustees may be removed by vote of the shareholders voting not less than a majority of the shares then outstanding cast in person or by proxy at any meeting called for that purpose, or by a written declaration signed by shareholders voting not less than two-thirds of the shares then outstanding.

         The Victory Portfolios is registered with the Commission as an open-end management investment company. Such registration does not involve supervision by the Commission of the management or policies of the Victory Portfolios.

         The Prospectus and this Statement of Additional Information omit certain of the information contained in the Registration Statement filed with the Commission. Copies of such information may be obtained from the Commission upon payment of the prescribed fee.

         The Prospectus and this Statement of Additional Information are not an offering of the securities herein described in any state in which such offering may not lawfully be made. No salesman, dealer, or other person is authorized to give any information or make any representation other than those contained in the Prospectus and this Statement of Additional Information.

         The financial statements of the Fund for the period ending April 30, 1995 are set forth following this Part B of the Registration Statement.


         The 1995 Annual Report to shareholders of The Victory Portfolios is incorporated by reference herein. This report includes the financial statements for the two month period ended October 31, 1995 and the fiscal year ended August 31, 1995. The opinion in the Annual Report of Coopers & Lybrand L.L.P., independent accountants, is incorporated by reference herein in its entirety to such Annual Report, and such financial statements are incorporated in their entirety in reliance upon such report of Coopers & Lybrand L.L.P. and on the authority of such firm as experts in auditing and accounting.



         Delaware law authorizes electronic or telephonic communications between shareholders and the Victory Portfolios. Under Delaware law, the Successor Company has the flexibility to respond to future business contingencies. For example, the Trustees will have the power to incorporate the Victory Portfolios, to merge or consolidate it with another entity, to cause each fund to become a separate trust, and to change the Victory Portfolios' domicile without a shareholder vote. This flexibility could help reduce the expense and frequency of future shareholder meetings for non-investment related issues.

                                    APPENDIX

         The nationally recognized statistical rating organizations (individually, an "NRSRO") that may be utilized by Key Advisers or the Sub-Adviser with regard to portfolio investments for the Funds include Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P"), Duff & Phelps, Inc. ("Duff"), Fitch Investors Service, Inc. ("Fitch"), IBCA Limited and its affiliate, IBCA Inc. (collectively, "IBCA"), and Thomson BankWatch, Inc. ("Thomson"). Set forth below is a description of the relevant ratings of each such NRSRO. The NRSROs that may be utilized by Key Advisers or the Sub-Adviser and the description of each NRSRO's ratings is as of the date of this Statement of Additional Information, and may subsequently change.

Long-Term Debt Ratings (may be assigned, for example, to corporate and municipal bonds)

         Description of the five highest long-term debt ratings by Moody's (Moody's applies numerical modifiers ( e.g., 1, 2, and 3) in each rating category to indicate the security's ranking within the category):

         Aaa. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

         A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

         Baa. Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba.  Bonds which are rated Ba are judged to have speculative elements
- their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times in the future. Uncertainty of position characterizes bonds in this class.

         Description of the five highest long-term debt ratings by S&P (S&P may apply a plus (+) or minus (-) to a particular rating classification to show relative standing within that classification):

         AAA. Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

         AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

         A. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         BBB. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

         BB. Debt rated BB is regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

         Description of the three highest long-term debt ratings by Duff:

         AAA. Highest credit quality. The risk factors are negligible being only slightly more than for risk-free U.S. Treasury debt.

         AA+.    High credit quality Protection factors are strong.

         AA.     Risk is modest but may vary slightly from time to time

         AA-.    because of economic conditions.

         A+.     Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

         Description of the three highest long-term debt ratings by Fitch (plus or minus signs are used with a rating symbol to indicate the relative position of the credit within the rating category):

         AAA. Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

         AA. Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issues is generally rated "[-]+."

         A. Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

         IBCA's description of its three highest long-term debt ratings:

         AAA. Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly.

         AA. Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic, or financial conditions may increase investment risk albeit not very significantly.

         A. Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.


         Short-Term Debt Ratings (may be assigned, for example, to commercial paper, master demand notes, bank instruments, and letters of credit)

         Moody's description of its three highest short-term debt ratings:

         Prime-1. Issuers rated Prime-1 (or supporting institutions) have a superior capacity for repayment of senior short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by many of the following characteristics:

         -       Leading market positions in well-established industries.

         -       High rates of return on funds employed.

         - Conservative capitalization structures with moderate reliance on debt and ample asset protection.

         - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

         - Well-established access to a range of financial markets and assured sources of alternate liquidity.

         Prime-2. Issuers rated Prime-2 (or supporting institutions) have a strong capacity for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         Prime-3. Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

         S&P's description of its three highest short-term debt ratings:

         A-1. This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to have extremely strong safety characteristics are denoted with a plus sign (+).

         A-2. Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

         A-3. Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

         Duff's description of its five highest short-term debt ratings (Duff incorporates gradations of "1+" (one plus) and "1-" (one minus) to assist investors in recognizing quality differences within the highest rating category):

         Duff 1+. Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

         Duff 1. Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

         Duff 1-. High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

         Duff 2. Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

         Duff 3. Satisfactory liquidity and other protection factors qualify issue as to investment grade.

         Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

         Fitch's description of its four highest short-term debt ratings:

         F-1+. Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

         F-1. Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

         F-2. Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ or F-1 ratings.

         F-3. Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

         IBCA's description of its three highest short-term debt ratings:

         A+. Obligations supported by the highest capacity for timely repayment.

         A1. Obligations supported by a very strong capacity for timely repayment.

         A2. Obligations supported by a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

Short-Term Loan/Municipal Note Ratings

         Moody's description of its two highest short-term loan/municipal note ratings:

         MIG-1/VMIG-1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

         MIG-2/VMIG-2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

         S&P's description of its two highest municipal note ratings:

         SP-1. Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

         SP-2.  Satisfactory capacity to pay principal and interest.

Short-Term Debt Ratings

         Thomson BankWatch, Inc. ("TBW") ratings are based upon a qualitative and quantitative analysis of all segments of the organization including, where applicable, holding company and operating subsidiaries.

         BankWatch Ratings do not constitute a recommendation to buy or sell securities of any of these companies. Further, BankWatch does not suggest specific investment criteria for individual clients.

         The TBW Short-Term Ratings apply to commercial paper, other senior short-term obligations and deposit obligations of the entities to which the rating has been assigned.

         The TBW Short-Term Ratings apply only to unsecured instruments that have a maturity of one year or less.

         The TBW Short-Term Ratings specifically assess the likelihood of an untimely payment of principal or interest.

         TBW-1. The highest category; indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

         TBW-2. The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".

         TBW-3. The lowest investment grade category; indicates that while more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

         TBW-4. The lowest rating category; this rating is regarded as non-investment grade and therefore speculative.

Definitions of Certain Money Market Instruments

Commercial Paper

         Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper normally have maturities of less than nine months and fixed rates of return.

Certificates of Deposit

         Certificates of Deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return.

Bankers' Acceptances

         Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity.

U.S. Treasury Obligations

         U.S. Treasury Obligations are obligations issued or guaranteed as to payment of principal and interest by the full faith and credit of the U.S. Government. These obligations may include Treasury bills, notes and bonds, and issues of agencies and instrumentalities of the U.S. Government, provided such obligations are guaranteed as to payment of principal and interest by the full faith and credit of the U.S. Government.

U.S. Government Agency and Instrumentality Obligations

         Obligations issued by agencies and instrumentalities of the U.S. Government include such agencies and instrumentalities as the Government National Mortgage Association, the Export-Import Bank of the United States, the Tennessee Valley Authority, the Farmers Home Administration, the Federal Home Loan Banks, the Federal Intermediate Credit Banks, the Federal Farm Credit Banks, the Federal Land Banks, the Federal Housing Administration, the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, and the Student Loan Marketing Association. Some of these obligations, such as those of the Government National Mortgage Association are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law. A Fund will invest in the obligations of such instrumentalities only when the investment adviser believes that the credit risk with respect to the instrumentality is minimal.

                      STATEMENT OF ADDITIONAL INFORMATION


                             THE VICTORY PORTFOLIOS


                        THE INVESTMENT QUALITY BOND FUND


                                 March 1, 1996



         This Statement of Additional Information is not a Prospectus, but should be read in conjunction with the Prospectus of The Victory Portfolios - The Investment Quality Bond Fund, dated the same date as the date hereof (the "Prospectus"). This Statement of Additional Information is incorporated by reference in its entirety into the Prospectus. Copies of the Prospectus may be obtained by writing The Victory Portfolios at Primary Funds Service Corporation, P.O. Box 9741, Providence, RI 02940-9741, or by telephoning toll free 800-539-FUND or 800-539-3863.



Investment Objectives and Policies                           1                       INVESTMENT ADVISER
Valuation of Portfolio Securities                           14                       KeyCorp Mutual Fund Advisers, Inc.
Additional Purchase, Exchange and
  Redemption Information                                    17
Management of the Victory Portfolios                        21                       INVESTMENT SUB-ADVISER
Advisory and Other Contracts                                29                       Society Asset Management, Inc.
Additional Information                                      37
Independent Auditor's Report                                41                       ADMINISTRATOR
Financial Statements                                        41                       Concord Holding Corporation
Appendix                                                    42
                                                                                     DISTRIBUTOR
                                                                                     Victory Broker-Dealer Services, Inc.

                                                                                     TRANSFER AGENT
                                                                                     Primary Funds  Service  Corporation

                                                                                     CUSTODIAN
                                                                                     Key Trust Company of Ohio, N.A.

                      STATEMENT OF ADDITIONAL INFORMATION



         The Victory Portfolios (the "Victory Portfolios") is an open-end management investment company. The Victory Portfolios consist of twenty-eight series of units of beneficial interest ("shares"), four of which series are currently inactive. The outstanding shares represent interests in the twenty-four separate investment portfolios which are currently active. This Statement of Additional Information relates to the Victory Investment Quality Bond Fund (the "Fund") only. Much of the information contained in this Statement of Additional Information expands on subjects discussed in the Prospectus. Capitalized terms not defined herein are used as defined in the Prospectus. No investment in shares of the Fund should be made without first reading the Fund's Prospectus.




                       INVESTMENT OBJECTIVES AND POLICIES



Additional Information on Fund Instruments



         The following policies supplement the investment objective and policies of the Fund as set forth in the Prospectus.



         FOREIGN INVESTMENTS. Foreign investments can involve significant risks in addition to the risks inherent in U.S. investments. The value of securities denominated in or indexed to foreign currencies, and of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices on some foreign markets can be highly volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer's financial condition and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions, and custodial costs, are generally higher than for U.S. investments.



         Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers, brokers, and securities markets may be subject to less government supervision. Foreign security trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays. It may also be difficult to enforce legal rights in foreign countries.



         Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments. There is no assurance that Key Advisers or the Sub-Adviser will be able to anticipate these potential events or counter their effects.



         The considerations noted above generally are intensified for investments in developing countries. Developing countries may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.



         The Fund may invest in foreign securities that impose restrictions on transfer within the U.S. or to U.S. persons. Although securities subject to transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

         AMERICAN DEPOSITORY RECEIPTS AND EUROPEAN DEPOSITORY RECEIPTS (ADRs and EDRs) are certificates evidencing ownership of shares of a foreign-based issuer held in trust by a bank or similar financial institution. Designed for use in U.S. and European securities markets, respectively, ADRs and EDRs are alternatives to the purchase of the underlying securities in their national markets and currencies. ADRs may be sponsored or unsponsored; there is less publicly available information with respect to unsponsored ADRs.



         LOWER-RATED DEBT SECURITIES. The Fund may purchase lower-rated debt securities commonly referred to as "junk bonds" (those rated Ba to C by Moody's Investor Service, Inc. or BB to C by Standard and Poor's Corporation) that have poor protection with respect to the payment of interest and repayment of principal, or may be in default. These securities are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer's capacity to pay. The market prices of lower-rated debt securities may fluctuate more than those of higher-rated debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.



         While the market for high-yield corporate debt securities has been in existence for many years and has weathered previous economic downturns, the 1980s brought a dramatic increase in the use of such securities to fund highly leveraged corporate acquisitions and restructurings. Past experience may not provide an accurate indication of future performance of the high yield bond market, especially during periods of economic recession. In fact, from 1989 to 1991, the percentage of lower-rated debt securities that defaulted rose significantly above prior levels, although the default rate decreased in 1992.



         The market for lower-rated securities may be thinner and less active than that for higher-rated debt securities, which can adversely affect the prices at which the former are sold. If market quotations are not available, lower-rated debt securities will be valued in accordance with procedures established by the Board of Trustees, including the use of outside pricing services. Judgment plays a greater role in valuing high-yield corporate debt securities than is the case for securities for which more external sources for quotations and last-sale information are available. Adverse publicity and changing investor perceptions may affect the ability of outside pricing services to value lower-rated debt securities and the Fund's ability to sell these securities.



         Since the risk of default is higher for lower-rated debt securities, Key Advisers' or the Sub-Adviser's research and credit analysis are an especially important part of managing securities of this type held by the Fund. In considering investments for the Fund, Key Advisers or the Sub-Adviser will attempt to identify those issuers of high-yielding debt securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. Analysis of Key Advisers or the Sub-Adviser focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer.



         The Fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise exercise its rights as security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the Fund's shareholders.



         ILLIQUID INVESTMENTS are investments that cannot be sold or disposed of in the ordinary course of business, within seven days, at approximately the prices at which they are valued. Under the supervision of the Board of Trustees, Key Advisers or the Sub-Adviser determines the liquidity of the Fund's investments and, through reports from Key Advisers or the Sub-Adviser the Board monitors investments in illiquid instruments. In determining the liquidity of the Fund's investments, Key Advisers or the Sub-Adviser may consider various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and (5) the nature of the marketplace for trades (including the ability to assign or offset the Fund's rights and obligations relating to the investment). Investments currently considered by the Fund to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days. Also, Key Advisers or the Sub-Adviser may determine some over-the-counter options, restricted securities and loans and other direct debt instruments, and swap agreements to be illiquid. However, with respect to over-the-counter options the Fund writes, all or a portion of the value of the underlying instrument may be illiquid depending on the assets held to cover the option and the nature and terms of any agreement the Fund may have to close out the option before expiration. In the absence of market quotations, illiquid investments are priced at fair value as determined in good faith by a committee appointed by the Board of Trustees. If through a change in values, net assets, or other circumstances, the Fund were in a position where more than 15% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.



         LOANS AND OTHER DIRECT DEBT INSTRUMENTS are interests in amounts owed by a corporate, governmental, or other borrower to another party. They may represent amounts owed to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the Fund in the event of fraud or misrepresentation. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. Direct debt instruments may also include standby financing commitments that obligate the Fund to supply additional cash to the borrower on demand.



         REPURCHASE AGREEMENTS. In a repurchase agreement, the Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days from the date of purchase. The resale price reflects the purchase price plus an agreed upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked to market daily) of the underlying security. The Fund may engage in a repurchase agreement with respect to any security in which it is authorized to invest. Since it is not possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delays and costs to the Fund in connection with bankruptcy proceedings), it is the Victory Portfolios' current policy to limit repurchase agreements for the Fund to those parties whose creditworthiness has been reviewed and found satisfactory by Key Advisers or the Sub-Adviser. Repurchase agreements are considered by the staff of the Securities and Exchange Commission to be loans by the Fund.



         RESTRICTED SECURITIES generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, or in a registered public offering. Where registration is required, the Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to seek registration of the shares. However, in general, the Fund anticipates holding restricted securities to maturity or selling them in an exempt transaction.



         LIMITATIONS ON FUTURES AND OPTIONS TRANSACTIONS. The Fund intends to file a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the Commodity Futures Trading Commission (CFTC) and the National Futures Association, which regulate trading in the futures markets, before engaging in any purchases or sales of futures contracts or options on futures contracts. The Fund intends to comply with Section 4.5 of the regulations under the Commodity Exchange Act, which limits the extent to which the Fund can commit assets to initial margin deposits and option premiums.



         In addition, the Fund will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the Fund's total assets would be hedged with futures and options under normal conditions;
(b) purchase futures contracts or write put options if, as a result, the Fund's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of its total assets; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the

Fund would exceed 5% of the Fund's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities.



         FUTURES CONTRACTS. When the Fund purchases a futures contract, it agrees to purchase a specified underlying instrument at a specified future date. When the Fund sells a futures contract, it agrees to sell the underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the Fund enters into the contract. Some currently available futures contracts are based on specific securities, such as U.S. Treasury bonds or notes, and some are based on indices of securities prices, such as the Standard & Poor's 500 Composite Stock Price Index (S&P
500). Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available.



         The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase the Fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When the Fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.



         FUTURES MARGIN PAYMENTS. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant (FCM), when the contract is entered into.
Initial margin deposits are typically equal to a percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of the Fund's investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of the Fund, the Fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the Fund.



         PURCHASING PUT AND CALL OPTIONS. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. The Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. If the option is allowed to expire, the Fund will lose the entire premium it paid. If the Fund exercises the option, it completes the sale of the underlying instrument at the strike price. The Fund may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.



         The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).



         The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.



         WRITING PUT AND CALL OPTIONS. When the Fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the Fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it.

When writing an option on a futures contract the Fund will be required to make margin payments to an FCM as described above for futures contracts. The Fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option the Fund has written, however, the Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.



         If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.



         Writing a call option obligates the Fund to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.



         COMBINED POSITIONS. The Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, the Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.



         CORRELATION OF PRICE CHANGES. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match the Fund's current or anticipated investments exactly. The Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests which involves a risk that the options or futures position will not track the performance of the Fund's other investments.



         Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. The Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.



         LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS. There is no assurance a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for the Fund to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require the Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Fund's access to other assets held to cover its options or futures positions could also be impaired.



         OTC OPTIONS. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the Fund greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.



         ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS. The Fund will comply with guidelines established by the SEC with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.



         WARRANTS. Warrants are securities that give the Fund the right to purchase equity securities from the issuer at a specific price (the strike price) for a limited period of time. The strike price of warrants typically is much lower than the current market price of the underlying securities, yet they are subject to greater price fluctuations. As a result, warrants may be more volatile investments than the underlying securities and may offer greater potential for capital appreciation as well as capital loss.



         Warrants do not entitle a holder to dividends or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date. These factors can make warrants more speculative than other types of investments.



         BANKERS' ACCEPTANCES AND CERTIFICATES OF DEPOSIT. The Fund may invest in bankers' acceptances, certificates of deposit, and demand and time deposits. Bankers' acceptances are negotiable drafts or bills of exchange typically drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return.



         Bankers' acceptances will be those guaranteed by domestic and foreign banks, if at the time of purchase such banks have capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements). Certificates of deposit and demand and time deposits invested in by the Victory Portfolios will be those of domestic and foreign banks and savings and loan associations, if (a) at the time of purchase such financial institutions have capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements) or (b) the principal amount of the instrument is insured in full by the Federal Deposit Insurance Corporation or the Savings Association Insurance Fund.



         The Fund may also invest in Eurodollar Certificates of Deposit ("ECDs") which are U.S. dollar-denominated certificates of deposit issued by branches of foreign and domestic banks located outside the United States, Yankee Certificates of Deposit ("Yankee CDs") which are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States, Eurodollar Time Deposits

("ETDs") which are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or a foreign bank, and Canadian Time Deposits ("CTDs") which are U.S. dollar-denominated certificates of deposit issued by Canadian offices of major Canadian Banks.



         COMMERCIAL PAPER. Commercial paper consists of unsecured promissory notes issued by corporations. Except as noted below with respect to variable amount master demand notes, issues of commercial paper normally have maturities of less than nine months and fixed rates of return.



         The Fund will purchase only commercial paper rated in one of the two highest categories at the time of purchase by an NRSRO or, if not rated, found by the Victory Portfolios' Board of Trustees to present minimal credit risks and to be of comparable quality to instruments that are rated high quality (i.e., in one of the two top ratings categories) by a NRSRO that is neither controlling, controlled by, or under common control with the issuer of, or any issuer, guarantor, or provider of credit support for, the instruments. For a description of the rating symbols of each NRSRO see the Appendix to this Statement of Additional Information.



         VARIABLE AMOUNT MASTER DEMAND NOTES. Variable amount master demand notes, in which the Fund may invest, are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Although there is no secondary market for these notes, the Fund may demand payment of principal and accrued interest at any time and may resell the notes at any time to a third party. The absence of an active secondary market, however, could make it difficult for the Fund to dispose of a variable amount master demand note if the issuer defaulted on its payment obligations, and the Fund could, for this or other reasons, suffer a loss to the extent of the default. While the notes are not typically rated by credit rating agencies, issuers of variable amount master demand notes must satisfy the same criteria as set forth above for unrated commercial paper, and Key Advisers or the Sub-Adviser will continuously monitor the issuer's financial status and ability to make payments due under the instrument. Where necessary to ensure that a note is of "high quality," the Fund will require that the issuer's obligation to pay the principal of the note be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend. For purposes of the Fund's investment policies, a variable amount master note will be deemed to have a maturity equal to the longer of the period of time remaining until the next readjustment of its interest rate or the period of time remaining until the principal amount can be recovered from the issuer through demand. (See Variable and Floating Rate Notes.)



         VARIABLE AND FLOATING RATE NOTES. The Fund may acquire variable and floating rate notes, subject to the Victory Portfolios' investment objectives, policies and restrictions. A variable rate note is one whose terms provide for the readjustment of its interest rate on set dates and which, upon such readjustment, can reasonably be expected to have a market value that approximates its par value. A floating rate note is one whose terms provide for the readjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. Such notes are frequently not rated by credit rating agencies; however, unrated variable and floating rate notes purchased by the Fund will only be those determined by Key Advisers or the Sub-Adviser, under guidelines established by the Trustees, to pose minimal credit risks and to be of comparable quality, at the time of purchase, to rated instruments eligible for purchase under the Fund's investment policies. In making such determinations, Key Advisers or the Sub-Adviser will consider the earning power, cash flow and other liquidity ratios of the issuers of such notes (such issuers include financial, merchandising, bank holding and other companies) and will continuously monitor their financial condition. Although there may be no active secondary market with respect to a particular variable or floating rate note purchased by the Fund, the Fund may resell the note at any time to a third party. The absence of an active secondary market, however, could make it difficult for the Fund to dispose of a variable or floating rate note in the event the issuer of the note defaulted on its payment obligations and the fund could, for this or other reasons, suffer a loss to the extent of the default. Variable or floating rate notes may be secured by bank letters of credit.



         Variable or floating rate notes may have maturities of more than one year, as follows:

         1. A note that is issued or guaranteed by the United States government or any agency thereof and which has a variable rate of interest readjusted no less frequently than annually will be deemed by the Victory Portfolios to have a maturity equal to the period remaining until the next readjustment of the interest rate.



         2. A variable rate note, the principal amount of which is scheduled on the face of the instrument to be paid in one year or less, will be deemed by the Victory Portfolios to have a maturity equal to the period remaining until the next readjustment of the interest rate.



         3. A variable rate note that is subject to a demand feature scheduled to be paid in one year or more will be deemed by the Victory Portfolios to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.



         4. A floating rate note that is subject to a demand feature will be deemed by the Victory Portfolios to have a maturity equal to the period remaining until the principal amount can be recovered through demand.



         As used above, a note is "subject to a demand feature" where the Fund is entitled to receive the principal amount of the note either at any time on no more than 30 days' notice or at specified intervals not exceeding one year and upon no more than 30 days' notice.



         OTHER INVESTMENT COMPANIES. The Fund may invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the securities of any one investment company or invest more than 10% of its total assets in the securities of other investment companies. Pursuant to an exemptive order received by the Victory Portfolios from the Securities and Exchange Commission, the Fund may invest in the money market funds of the Victory Portfolios. Key Advisers or the Sub-Adviser will waive its fee with respect to assets of a fund of the Victory Portfolios invested in any of the money market funds of the Victory Portfolios, and, to the extent required by the laws of any state in which the Fund's shares are sold, Key Advisers or the Sub-Adviser will waive its investment advisory fee as to all assets invested in other investment companies. Because such other investment companies employ an investment adviser, such investment by the Fund will cause shareholders to bear duplicative fees, such as management fees.



         TEMPORARY INVESTMENTS. The Fund may also invest temporarily in high quality investments or cash during times of unusual market conditions for defensive purposes and in order to accommodate shareholder redemption requests although currently it does not intend to do so. Any portion of the Fund's assets maintained in cash will reduce the amount of assets in securities and thereby reduce the Fund's yield or total return.



         "WHEN-ISSUED" SECURITIES. As discussed in the Prospectus, the Fund may purchase securities on a "when issued" basis (i.e., for delivery beyond the normal settlement date at a stated price and yield). When the Fund agrees to purchase securities on a "when issued" basis, the Victory Portfolios' custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy the purchase commitment, and in such a case, the Fund may be required subsequently to place additional assets in the separate account in order to assure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash.



         When the Fund engages in "when-issued" transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Fund incurring a loss or missing the opportunity to obtain a price considered to be advantageous. The Fund does not intend to purchase "when issued" securities for speculative purposes, but only in furtherance of its investment objective.

         U.S. GOVERNMENT OBLIGATIONS. The Fund may invest in obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. Government are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the U.S. Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others are supported only by the credit of the agency or instrumentality. No assurance can be given that the U.S. Government will provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so by law. The Fund will invest in the obligations of such agencies and instrumentalities only when Key Advisers or the Sub-Adviser believes that the credit risk with respect thereto is minimal.



         SECURITIES LENDING. The Fund may lend its portfolio securities to broker-dealers, banks or institutional borrowers of securities. The Fund must receive a minimum of 100% collateral, plus any interest due in the form of cash or U.S. Government securities. This collateral must be valued daily and should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund. During the time portfolio securities are on loan, the borrower will pay the Fund any dividends or interest paid on such securities plus any interest negotiated between the parties to the lending agreement. Loans will be subject to termination by the Fund or the borrower at any time. While the Fund will not have the right to vote securities on loan, it intends to terminate the loan and regain the right to vote if that is considered important with respect to the investment. The Fund will only enter into loan arrangements with broker-dealers, banks or other institutions which Key Advisers or the Sub-Adviser has determined are creditworthy under guidelines established by the Victory Portfolios' Trustees.



         GOVERNMENT "MORTGAGE-BACKED" SECURITIES. The Fund may invest in obligations of certain agencies and instrumentalities of the U.S. Government. Some such obligations, such as those issued by GNMA or the Export-Import Bank of the United States, are supported by the full faith and credit of the U.S. Treasury; others, such as those of FNMA, are supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Federal Farm Credit Banks or FHLMC, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored agencies and instrumentalities if it is not obligated to do so by law.



         The principal governmental (i.e., backed by the full faith and credit of the U.S. Government) guarantor of mortgage-related securities is GNMA. GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and pools of FHA-insured or VA-guaranteed mortgages. Government-related (i.e., not backed by the full faith and credit of the U.S. Government) guarantors include FNMA and FHLMC. FNMA and FHLMC are government-sponsored corporations owned entirely by private stockholders. Pass-through securities issued by FNMA and FHLMC are guaranteed as to timely payment of principal and interest by FNMA and FHLMC, respectively, but are not backed by the full faith and credit of the U.S. Government.



MORTGAGE-RELATED SECURITIES -- IN GENERAL



         Mortgage-related securities are backed by mortgage obligations including, among others, conventional 30-year fixed rate mortgage obligations, graduated payment mortgage obligations, 15-year mortgage obligations, and adjustable rate mortgage obligations. All of these mortgage obligations can be used to create pass-through securities. A pass-through security is created when mortgage obligations are pooled together and undivided interests in the pool or pools are sold. The cash flow from the mortgage obligations is passed through to the holders of the securities in the form of periodic payments of interest, principal and prepayments (net of a service fee). Prepayments occur when the holder of an individual mortgage obligation prepays the remaining principal before the mortgage obligation's scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. Because the prepayment characteristics of the underlying mortgage obligations vary, it is not possible to predict accurately the realized yield or average life of a particular issue of pass-through certificates. Prepayment rates are important because of their effect on the yield and price of the securities. Accelerated prepayments have an adverse impact on yields for pass-throughs purchased at a premium (i.e., a price in excess of principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-throughs purchased at a discount. The Fund may purchase mortgage-related securities at a premium or at a discount. Among the U.S. Government securities in which the Fund may invest are government "mortgage-backed" (or government guaranteed mortgage related securities). Such guarantees do not extend to the value of yield of the mortgage-backed securities themselves or of the Fund's shares.



         GNMA CERTIFICATES. Certificates of the Government National Mortgage Association ("GNMA") are mortgage-backed securities which evidence an undivided interest in a pool or pools of mortgages. GNMA Certificates that the funds may purchase are the "modified pass-through" type, which entitle the holder to receive timely payment of all interest and principal payments due on the mortgage pool, net of fees paid to the "issuer" and GNMA, regardless of whether or not the mortgagor actually makes the payment.



         The National Housing Act authorizes GNMA to guarantee the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration ("FHA") or guaranteed by the Veterans Administration ("VA"). The GNMA guarantee is backed by the full faith and credit of the U.S. Government. GNMA is also empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.



         The estimated average life of a GNMA Certificate is likely to be substantially shorter than the original maturity of the mortgages underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal investment long before the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee, except to the extent that the Fund has purchased the certificates above par in the secondary market.



         FHLMC SECURITIES. The Federal Home Loan Mortgage Corporation ("FHLMC") was created in 1970 to promote development of a nationwide secondary market in conventional residential mortgages. The FHLMC issues two types of mortgage pass-through securities ("FHLMC Certificates"), mortgage participation certificates ("PCs") and collateralized mortgage obligations ("CMOs"). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool. The FHLMC guarantees timely monthly payment of interest on PCs and the ultimate payment of principal. Recently introduced FHLMC Gold PCs guarantee the timely payment of both principal and interest.



         CMOs are securities backed by a pool of mortgages in which the principal and interest cash flows of the pool are channeled on a prioritized basis into two or more classes, or tranches, of bonds. FHLMC CMOs are backed by pools of agency mortgage-backed securities and the timely payment of principal and interest of each tranche is guaranteed by the FHLMC. The FHLMC guarantee is not backed by the full faith and credit of the U.S. Government.



         FNMA SECURITIES. The Federal National Mortgage Association ("FNMA") was established in 1938 to create a secondary market in mortgages insured by the FHA, but has expanded its activity to the secondary market for conventional residential mortgages. FNMA primarily issues two types of mortgage-backed securities, guaranteed mortgage pass-through certificates ("FNMA Certificates") and CMOs. FNMA Certificates resemble GNMA Certificates in that each FNMA Certificate represents a pro rata share of all interest and principal payments made and owed on the underlying pool. FNMA guarantees timely payment of interest and principal on FNMA Certificates and CMOs. The FNMA guarantee is not backed by the full faith and credit of the U.S. Government.

         MISCELLANEOUS SECURITIES. The Fund can invest in various securities issued by domestic and foreign corporations, including preferred stocks and investment grade corporate bonds, notes, and warrants. Bonds are long-term corporate debt instruments secured by some or all of the issuer's assets, debentures are general corporate debt obligations backed only by the integrity of the borrower, and warrants are instruments that entitle the holder to purchase a certain amount of common stock at a specified price, which price is usually higher than the current market price at the time of issuance.
Preferred stocks are instruments that combine qualities both of equity and debt securities. Individual issues of preferred stock will have those rights and liabilities that are spelled out in the governing document. Preferred stocks usually pay a fixed dividend per quarter (or annum) and are senior to common stock in terms of liquidation and dividends rights, and preferred stocks typically do not have voting rights. The Fund will only purchase preferred stocks where the issuer is publicly traded and has capital in excess of $200 million.



         The Fund also may invest, consistent with its investment objective and policies, in zero coupon bonds, which are debt instruments that do not pay current interest and are typically sold at prices greatly discounted from par value. The return on a zero-coupon obligation, when held to maturity, equals the difference between the par value and the original purchase price. Zero-coupon obligations have greater price volatility than coupon obligations.



         The Fund does not engage in trading for short-term profits, and its portfolio turnover rate is not expected to exceed 200% (annualized). Nevertheless, changes in the Fund will be made promptly when determined to be advisable by reason of developments not foreseen at the time of the initial investment decision and usually without reference to the length of time a security has been held. Accordingly, portfolio turnover rates are not considered a limiting factor in the execution of investment decisions.



INVESTMENT RESTRICTIONS



         The following fundamental investment limitations cannot be changed without approval by a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act") of the Fund.



         The Fund may not (unless otherwise indicated):



         (1) issue any senior security (as defined in the 1940 Act), except that (a) the Fund may engage in transactions which may result in the issuance of senior securities to the extent permitted under applicable regulations and interpretation of the 1940 Act or an exemptive order; (b) the Fund may acquire other securities that may be deemed senior securities to the extent permitted under applicable regulations or interpretations of the 1940 Act; (c) subject to the restrictions set forth below, the Fund may borrow money as authorized by the 1940 Act;



         (2) with respect to 75% of the Fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer;



         (3) borrow money, except that (a) the Fund may enter into commitments to purchase securities in accordance with the company's investment program, including delayed-delivery and when-issued securities and reverse repurchase agreements, provided that the total amount of any such borrowing does not exceed 33 1/3% of the Fund's total assets; and (b) the Fund may borrow money for temporary or emergency purposes in an amount not exceeding 5% of the value of its total assets at the time when the loan is made. Any borrowings representing more than 5% of the Fund's total assets must be repaid before the Fund may make additional investments;



         (4) underwrite securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;



         (5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;



         (6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);



         (7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities);



         (8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements; or



         (9) participate on a joint or joint and several basis in any securities trading account.



         The following investment limitations are not fundamental and may be changed without shareholder approval:



         (i) The Fund will not purchase or retain securities of any issuer if the officers or Trustees of the Victory Portfolios or the officers or directors of its investment adviser owning beneficially more than one half of 1% of the securities of such issuer together own beneficially more than 5% of such securities.



         (ii) The Fund will not invest more than 10% of its total assets in the securities of issuers which together with any predecessors have a record of less than three years of continuous operation.



         (iii)   The Fund will not invest more than 15% of its net assets in
                 illiquid securities.   Illiquid securities are securities that
                 are not readily marketable or cannot be disposed of promptly within seven days and in the usual course of business at approximately the price at which the Fund has valued them. Such securities include, but are not limited to, time deposits and repurchase agreements with maturities longer than seven days. Securities that may be resold under Rule 144A, or securities offered pursuant to Section 4(2) of, or securities otherwise subject to restrictions or limitations on resale under, the 1933 Act ("Restricted Securities"), shall not be deemed illiquid solely by reason of being unregistered. Key Advisers or the Sub-Adviser determine whether a particular security is deemed to be liquid based on the trading markets for the specific security and other factors. However, because state securities laws may limit the Fund's investment in Restricted Securities (regardless of the liquidity of the investment), investments in Restricted Securities resalable under Rule 144A will continue to be subject to applicable state law requirements until such time, if ever, that such limitations are changed.

         (iv) The Fund will not make short sales of securities, other than short sales "against the box," or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment program of the Fund.



         (v) The Fund may invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the securities of any one investment company or invest more than 10% of its total assets in the securities of other investment companies. Pursuant to an exemptive order received by the Victory Portfolios from the Commission, the Fund may invest in the money market funds of the Victory Portfolios.



State Regulations



         In addition, the Fund, so long as its shares are registered under the securities laws of the State of Texas and such restrictions are required as a consequence of such registration, is subject to the following non-fundamental policies, which may be modified in the future by the Trustees without a vote of the Fund's shareholders: (i) the Fund has represented to the Texas State Securities Board that it will not invest in oil, gas or mineral leases or purchase or sell real property (including limited partnership interests, but excluding readily marketable securities of companies which invest in real estate); and (ii) the Fund has represented to the Texas State Securities Board that it will not invest more than 5% of its net assets in warrants valued at the lower of cost or market; provided that, included within that amount, but not to exceed 2% of net assets, may be warrants which are not listed on the New York or American Stock Exchanges. For purposes of this restriction, warrants acquired in units or attached to securities are deemed to be without value.



         The policies and limitations listed above supplement those set forth in the Prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of the Fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Fund's acquisition of such security or other asset except in the case of borrowing (or other activities that may be deemed to result in the issuance of a "senior security" under the 1940 Act). Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund's investment policies and limitations. If the value of the Fund's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board of Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity.


FUTURE DEVELOPMENTS

         The Fund may take advantage of other investment practices which are not at present contemplated for use by the Fund or which currently are not available but which may be developed, to the extent such investment practices are both consistent with the Fund's investment objective and are legally permissible for the Fund. Such investment practices, if they arise, may involve risks which exceed those involved in the activities described in the Prospectus and Statement of Additional Information. Prior to commencing any new investment practice, the Fund will notify shareholders by means of prospectus supplement.


Portfolio Turnover



         The turnover rate indicated in the Prospectus for the Fund's investment portfolio is calculated by dividing the lesser of the Fund's purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The calculation excludes all securities whose maturities, at the time of acquisition, were one year or less.

                       VALUATION OF PORTFOLIO SECURITIES

         Investment securities held by the Fund are valued on the basis of valuations provided by an independent pricing service, approved by the Board of Trustees, which uses information with respect to transactions of a security, quotations from dealers, market transactions in comparable securities, and various relationships between securities, in determining value. Specific investment securities which are not priced by the approved pricing service will be valued according to quotations obtained from dealers who are market makers in those securities. Investment securities with less than 60 days to maturity when purchased are valued at amortized cost which approximates market value. Investment securities not having readily available market quotations will be priced at fair value using a methodology approved in good faith by the Board of Trustees.


                                  PERFORMANCE

         As described in the Prospectus, from time to time the "standardized yield," "dividend yield," "average annual total return," "total return," and "total return at net asset value" of an investment in each class of Fund shares may be advertised. An explanation of how yields and total returns are calculated and the components of those calculations are set forth below.

         Yield and total return information may be useful to investors in reviewing the Fund's performance. The Fund's advertisement of its performance must, under applicable Commission rules, include the average annual total returns for each class of shares of the Fund for the 1, 5 and 10-year period (or the life of the class, if less) as of the most recently ended calendar quarter. This enables an investor to compare the Fund's performance to the performance of other funds for the same periods. However, a number of factors should be considered before using such information as a basis for comparison with other investments. An investment in the Fund is not insured; its yield and total return are not guaranteed and normally will fluctuate on a daily basis. When redeemed, an investor's shares may be worth more or less than their original cost. Yield and total return for any given past period are not a prediction or representation by the Victory Portfolios of future yields or rates of return on its shares. The yield and total returns of the Fund are affected by portfolio quality, portfolio maturity, the type of investments the Fund holds and its operating expenses.


         STANDARDIZED YIELDS. The Fund's "yield" (referred to as "standardized yield") for a given 30-day period for a class of shares is calculated using the following formula set forth in rules adopted by the Commission that apply to all funds that quote yields:



                   Standardized Yield = 2 [(a-b + 1)(6) - 1]
                                            ---
                                            cd



         The symbols above represent the following factors:



         a =     dividends and interest earned during the 30-day period.



         b = expenses accrued for the period (net of any expense reimbursements).



         c = the average daily number of shares of that class outstanding during the 30-day period that were entitled to receive dividends.


         d = the maximum offering price per share of the class on the last day of the period, adjusted for undistributed net investment income.


         The standardized yield for a 30-day period may differ from its yield for any other period. The Commission formula assumes that the standardized yield for a 30-day period occurs at a constant rate for a six-month period and is annualized at the end of the six-month period. This standardized yield is not based on actual distributions paid by the Fund to shareholders in the 30-day period, but is a hypothetical yield based upon the net investment income from the Fund's portfolio investments calculated for that period. The standardized yield may differ from the "dividend yield," described below. Additionally, because each class of shares is subject to different expenses, it is likely that the standardized yields of the Fund classes of shares will differ. The yield for the 30-day period ended October 31, 1995 was ____% .


         DIVIDEND YIELD AND DISTRIBUTION RETURN. From time to time the Fund may quote a "dividend yield" or a "distribution return." Dividend yield is based on the share dividends derived from net investment income during a stated period. Distribution return includes dividends derived from net investment income and from realized capital gains declared during a stated period. Under those calculations, the dividends and/or distributions declared during a stated period of one year or less (for example, 30 days) are added together, and the sum is divided by the maximum offering price per share of that class A) on the last day of the period. When the result is annualized for a period of less than one year, the "dividend yield" is calculated as follows:

Dividend Yield =     Dividends     +    Number of days (accrual period) x 365
                -------------------
                Max. Offering Price (last day of period)

         The maximum offering price for shares includes the maximum front-end sales charge.


         From time to time similar yield or distribution return calculations may also be made using the net asset value (instead of its respective maximum offering price) at the end of the period. The dividend yields at maximum offering price and net asset value for the 30-day period ended October 31, 1995 were ____% and ____%, respectively.


         TOTAL RETURNS. The "average annual total return" is an average annual compounded rate of return for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n") to achieve an Ending Redeemable Value ("ERV"), according to the following formula:

                 (ERV) (1n) - 1 = Average Annual Total Return
                  ---
                 ( P )

         The cumulative "total return" calculation measures the change in value of a hypothetical investment of $1,000 over an entire period of years. Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis. Total return is determined as follows:

                 ERV - P = Total Return
                 -------
                    P


         In calculating total returns, the current maximum sales charge of 4.75% (as a percentage of the offering price) is deducted from the initial investment ("P") (unless the return is shown at net asset value, as discussed below). Total returns also assume that all dividends and capital gains distributions during the period are reinvested to buy additional shares at net asset value per share, and that the investment is redeemed at the end of the period. The average annual total return and cumulative total return for the period from December 10, 1993 (commencement of operations) to October 31, 1994, and for the fiscal year ended October 31, 1995 at maximum offering price were ___% and ____%, respectively. For the one year period ended October 31, 1995 annual total return was ______%.



         From time to time the Fund may also quote an "average annual total return at net asset value" or a cumulative "total return at net asset value." It is based on the difference in net asset value per share at the beginning and the end of the period for a hypothetical investment in that class of shares (without considering front-end or contingent sales charges) and takes into consideration the reinvestment of dividends and capital gains distributions. The average annual total return and cumulative total return for the period from December 10, 1993

(commencement of operations) to October 31, 1994, and for the fiscal year ended October 31, 1995 at net asset value, was ____% and ___%, respectively. For the one year period ended October 31, 1995, annual total return was ___%.


         OTHER PERFORMANCE COMPARISONS. From time to time the Fund may publish the ranking of the performance of its shares by Lipper Analytical Services, Inc. ("Lipper"), a widely-recognized independent mutual fund monitoring service. Lipper monitors the performance of regulated investment companies, including the Fund, and ranks the performance of the Fund against (i) all other funds, excluding money market funds, and (ii) all other government bond funds. The Lipper performance rankings are based on total return that includes the reinvestment of capital gains distributions and income dividends but does not take sales charges or taxes into consideration.

         From time to time the Fund may publish the ranking of the performance of its shares by Morningstar, Inc., an independent mutual fund monitoring service that ranks mutual funds, including the Fund, in broad investment categories (equity, taxable bond, tax-exempt and other) monthly, based upon each fund's three, five and ten-year average annual total returns (when available) and a risk adjustment factor that reflects Fund performance relative to three-month U.S. Treasury bill monthly returns. Such returns are adjusted for fees and sales loads. There are five ranking categories with a corresponding number of stars: highest (5), above average (4), neutral (3), below average (2) and lowest (1). Ten percent of the funds, series or classes in an investment category receive 5 stars, 22.5% receive 4 stars, 35% receive 3 stars, 22.5% receive 2 stars, and the bottom 10% receive one star. Morningstar ranks the shares of the Fund in relation to other taxable bond funds.

         The total return on an investment made in shares of the Fund may be compared with the performance for the same period of one or more of the following indices: the Consumer Price Index, the Salomon Brothers World Government Bond Index, the Standard & Poor's 500 Index, the Shearson Lehman Government/Corporate Bond Index, the Lehman Aggregate Bond Index, and the J.P. Morgan Government Bond Index. Other indices may be used from time to time.
The Consumer Price Index is generally considered to be a measure of inflation. The Salomon Brothers World Government Bond Index generally represents the performance of government debt securities of various markets throughout the world, including the United States. The Lehman Government/Corporate Bond Index generally represents the performance of intermediate and long-term government and investment grade corporate debt securities. The Lehman Aggregate Bond Index measures the performance of U.S. corporate bond issues, U.S. government securities and mortgaged-backed securities. The J.P. Morgan Government Bond Index generally represents the performance of government bonds issued by various countries including the United States. The S&P 500 Index is a composite index of 500 common stocks generally regarded as an index of U.S. stock market performance. The foregoing bond indices are unmanaged indices of securities that do not reflect reinvestment of capital gains or take investment costs into consideration, as these items are not application to indices.

         From time to time, the yields and the total returns of the Fund may be quoted in and compared to other mutual funds with similar investment objective in advertisements, shareholder reports or other communications to shareholders. The Fund may also include calculations in such communications that describe hypothetical investment results. (Such performance examples will be based on an express set of assumptions and are not indicative of the performance of any Fund.) Such calculations may from time to time include discussions or illustrations of the effects of compounding in advertisements. "Compounding" refers to the fact that, if dividends or other distributions on a Fund investment are reinvested by being paid in additional Fund shares, any future income or capital appreciation of the Fund would increase the value, not only of the original Fund investment, but also of the additional Fund shares received through reinvestment. As a result, the value of the Fund investment would increase more quickly than if dividends or other distributions had been paid in cash. The Fund may also include discussions or illustrations of the potential investment goals of a prospective investor (including but not limited to tax and/or retirement planning), investment management techniques, policies or investment suitability of the Fund, economic conditions, legislative developments (including pending legislation), the effects of inflation and historical performance of various asset classes, including but not limited to stocks, bonds and Treasury bills. From time to time advertisements or communications to shareholders may summarize the substance of information contained in shareholder reports (including the investment composition of the Fund, as well as the views of the investment adviser as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to the Fund. The Fund may also include in advertisements, charts, graphs or drawings which illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to stock, bonds, Treasury bills and shares of the Fund as well as charts or graphs which illustrate strategies such as dollar cost averaging, and comparisons of hypothetical yields of investment in tax-exempt versus taxable investments. In addition, advertisements or shareholder communications may include a discussion of certain attributes or benefits to be derived by an investment in the Fund. Such advertisements or communications may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein. With proper authorization, the Fund may reprint articles (or excerpts) written regarding the Fund and provide them to prospective shareholders. Performance information with respect to the Fund is generally available by calling 1- 800-539-3863.

         Investors may also judge, and the Fund may at times advertise, performance by comparing it to the performance of other mutual funds or mutual fund portfolios with comparable investment objectives and policies, which performance may be contained in various unmanaged mutual fund or market indices or rankings such as those prepared by Dow Jones & Co., Inc., Standard & Poor's Corporation, Lehman Brothers, Merrill Lynch, and Salomon Brothers, and in publications issued by Lipper Analytical Services, Inc. and in the following publications: IBC/Donoghue's Money Fund Reports, Ibottson Associates, Inc., Morningstar, CDA/Wiesenberger, Money Magazine, Forbes, Barron's, The Wall Street Journal, The New York Times, Business Week, American Banker, Fortune, Institutional Investor, U.S.A. Today. In addition to yield information, general information about the Fund that appears in a publication such as those mentioned above may also be quoted or reproduced in advertisements or in reports to shareholders.

         Advertisements and sales literature may include discussions of specifics of the portfolio manager's investment strategy and process, including, but not limited to, descriptions of security selection and analysis.

         Advertisements may also include descriptive information about the investment adviser, including, but not limited to, its status within the industry, other services and products it makes available, total assets under management, its investment philosophy.

         When comparing yield, total return and investment risk of an investment in the Fund with other investments, investors should understand that certain other investments have different risk characteristics than an investment in shares of the Fund. For example, certificates of deposit may have fixed rates of return and may be insured as to principal and interest by the FDIC, while the Fund's returns will fluctuate and its share values and returns are not guaranteed. Money market accounts offered by banks also may be insured by the FDIC and may offer stability of principal. U.S. Treasury securities are guaranteed as to principal and interest by the full faith and credit of the U.S. government. Money market mutual funds may seek to offer a fixed price per share.


            ADDITIONAL PURCHASE, EXCHANGE AND REDEMPTION INFORMATION

         The Victory Portfolios (see "Description of Victory Portfolios" below) is open for business and the NAV is calculated on each Business Day. A Business Day is every day on which the NYSE is open for business, the Federal Reserve Bank of Cleveland is open and any other day (other than a day on which no shares of the Fund are tendered for redemption and no order to purchase any shares is received) during which there is sufficient trading in portfolio instruments that the Fund's net asset value per share might be materially affected. The NAV of each class is determined and its shares are priced as of the close of regular trading of the NYSE (generally 4:00 p.m. Eastern time (the "Valuation Time")) on each Business Day of the Fund. The NYSE or the Federal Reserve Bank of Cleveland will not be open in observance of the following holidays: New Year's Day, Martin Luther King, Jr.

Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day, and Christmas Day.

         When the NYSE is closed, or when trading is restricted for any reason other than its customary weekend or holiday closings, or under emergency circumstances as determined by the Commission to warrant such action, the
Fund's Transfer Agent will determine the Fund's NAVs at Valuation Time.   The
Fund's NAV may be affected to the extent that its securities are traded on days that are not Business Days.


         [If, in the opinion of the Trustees, conditions exist which make cash payment undesirable, redemption payments may be made in whole or in part in securities or other property, valued for this purpose as they are valued in computing the NAV of each class of the Fund. Shareholders receiving securities or other property on redemption may realize a gain or loss for tax purposes and will incur any costs of sale as well as the associated inconveniences.]


         Pursuant to Rule 11a-3 under the 1940 Act, the Fund is required to give shareholders at least 60 days' notice prior to terminating or modifying the Fund's exchange privilege. Under the Rule, the 60-day notification requirement may be waived if (i) the only effect of a modification would be to reduce or eliminate an administrative fee, redemption fee or deferred sales charge ordinarily payable at the time of exchange or (ii) the Fund temporarily suspends the offering of shares as permitted under the 1940 Act or by the SEC or because it is unable to invest amounts effectively in accordance with its investment objective and policies.


         In the Prospectus, the Victory Portfolios, Key Advisers and the Sub-Adviser have notified shareholders that they reserve the right at any time without prior notice to shareholders to refuse exchange purchases by any person or group if, in Key Advisers or the Sub-Adviser's judgment, the Fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

                        ADDITIONAL PURCHASE INFORMATION

         REDUCED SALES CHARGE. Reduced sales charges are applicable to purchases of $50,000 or more alone or in combination with purchases of shares of other Victory Portfolios made at any one time. To obtain the reduction of the sales charge, you or your investment professional must notify the Transfer Agent at the time of purchase whenever a quantity discount is applicable to your purchase. Upon such notification, you will receive the lowest applicable sales charge.

         In addition to investing at one time in any combination of shares of the Victory Portfolios in an amount entitling you to a reduced sales charge, you may qualify for a reduction in the sales charge under the following programs:

         COMBINED PURCHASES. When you invest in shares of the Victory Portfolios for several accounts at the same time, you may combine these investments into a single transaction if purchased through one investment professional, and if the total is $50,000 or more. The following may qualify for this privilege: an individual, or "company" as defined in Section 2(a)(8) of the 1940 Act; an individual, spouse, and their children under age 21 purchasing for his, her, or their own account; a trustee, administrator or other fiduciary purchasing for a single trust estate or single fiduciary account or for a single or a parent-subsidiary group of "employee benefit plans" (as defined in Section 3(3) of ERISA); and tax-exempt organizations under Section 501(c)(3) of the Internal Revenue Code.

         RIGHTS OF ACCUMULATION. Your "Rights of Accumulation" permit reduced sales charges on future purchases of shares after you have reached a new breakpoint. You can add the value of existing Victory Portfolios shares held by you, your spouse, and your children under age 21, determined at the previous day's NAV at the close of business, to the amount of your new purchase valued at the current offering price to determine your reduced sales charge.

         LETTER OF INTENT. If you anticipate purchasing $50,000 or more of shares of the Fund alone or in combination with shares of certain other Victory Portfolios within a 13-month period, you may obtain shares of the portfolios at the same reduced sales charge as though the total quantity were invested in one lump sum, by filing a non-binding Letter of Intent (the "Letter") within 90 days of the start of the purchases. Each investment you make after signing the Letter will be entitled to the sales charge applicable to the total investment indicated in the Letter. For example, a $2,500 purchase toward a $60,000 Letter would receive the same reduced sales charge as if the $60,000 had been invested at one time. To ensure that the reduced price will be received on future purchases, you or your investment professional must inform the transfer agent that the Letter is in effect each time shares are purchased. Neither income dividends nor capital gain distributions taken in additional shares will apply toward the completion of the Letter.

         Your initial investment must be at least 5% of the total amount you plan to invest. Out of the initial purchase, 5% of the dollar amount specified in the Letter will be registered in your name and held in escrow. The shares held in escrow cannot be redeemed or exchanged until the Letter is satisfied or the additional sales charges have been paid. You will earn income dividends and capital gain distributions on escrowed shares. The escrow will be released when your purchase of the total amount has been completed. You are not obligated to complete the Letter.

         If you purchase more than the amount specified in the Letter and qualify for a further sales charge reduction, the sales charge will be adjusted to reflect your total purchase at the end of 13 months. Surplus funds will be applied to the purchase of additional shares at the then current offering price applicable to the total purchase.

         If you do not complete your purchase under the Letter within the 13-month period, your sales charge will be adjusted upward, corresponding to the amount actually purchased, and if after written notice, you do not pay the increased sales charge, sufficient escrowed shares will be redeemed to pay such charge.

                        ADDITIONAL EXCHANGE INFORMATION




         Shares of the Victory Portfolios (see "Description of Victory Portfolios" below) may be exchanged for shares of any Victory money market fund or any other fund of the Victory Portfolios with the same or a lower sales charge. Shares of any Victory money market portfolio or any Victory Portfolios with a reduced sales charge may be exchanged for shares of the Fund upon payment of the difference in the sales charge.



                       ADDITIONAL REDEMPTION INFORMATION

         REINSTATEMENT PRIVILEGE. Within 90 days of a redemption, a shareholder may reinvest all or part of the redemption proceeds of shares of the Fund or any of the other Victory Portfolios into which shares of the Fund are exchangeable as described below, at the net asset value next computed after receipt by the Transfer Agent of the reinvestment order. No charge is currently made for reinvestment in shares of the Fund but a reinvestment in shares of certain other Victory Portfolios is subject to a $5.00 service fee. The shareholder must ask the Distributor for such privilege at the time of reinvestment. Any capital gain that was realized when the shares were redeemed is taxable, and reinvestment will not alter any capital gains tax payable on that gain. If there has been a capital loss on the redemption, some or all of the loss may not be tax deductible, depending on the timing and amount of the reinvestment. Under the Internal Revenue Code, if the redemption proceeds of Fund shares on which a sales charge was paid are reinvested in shares of the Fund or another of the Victory Portfolios within 90 days of payment of the sales charge, the shareholder's basis in the shares of the Fund that were redeemed may not include the amount of the sales charge paid. That would reduce the loss or increase the gain recognized from redemption. The Fund may amend, suspend or cease offering this reinvestment privilege at any time as to shares redeemed after the date of such amendment, suspension or cessation. You must reinstate your shares into an account with the same registration. This privilege may be exercised only once by a shareholder with respect to the Fund. For information on which funds are available for the Reinstatement Privilege, please consult your program materials.

                          DIVIDENDS AND DISTRIBUTIONS

         The Fund ordinarily declares and pays dividends from its net investment income quarterly. The Fund distributes substantially all of its net investment income and net capital gains, if any, to shareholders within each calendar year as well as on a fiscal year basis to the extent required for the Fund to qualify for favorable federal tax treatment.

         The amount of distributions may vary from time to time depending on market conditions and the composition of the Fund's portfolio.

         For this purpose, the net income of the Fund, from the time of the immediately preceding determination thereof, shall consist of all interest income accrued on the portfolio assets of the Fund, dividend income, if any, income from securities loans, if any, and realized capital gains and losses on the Fund assets, less all expenses and liabilities of the Fund chargeable against income. Interest income shall include discount earned, including both original issue and market discount, on discount paper accrued ratably to the date of maturity. Expenses, including the compensation payable to Key Advisers or the Sub-Adviser, are accrued each day. The expenses and liabilities of the Fund shall include those appropriately allocable to the Fund as well as a share of the general expenses and liabilities of the Victory Portfolios in proportion to the Fund's share of the total net assets of the Victory Portfolios.

Additional Tax Information

         It is the policy of the Fund to qualify for the favorable tax treatment accorded regulated investment companies ("RICs") under Subchapter M of the Code, for so long as such qualification is in the best interest of its shareholders. By following such policy and distributing its income and gains currently with respect to each taxable year, the Fund expects to eliminate or reduce to a nominal amount the federal income and excise taxes to which it may otherwise be subject.

         In order to qualify as a RIC, the Fund must, among other things, (1) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock or securities, foreign currencies or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities or currencies, (2) derive less than 30% of its gross income from the sale or other disposition of stock, securities, options, futures, forward contracts, and certain foreign currencies (or options, futures, or forward contracts on foreign currencies) held for less than three months, and (3) diversify its holdings so that at the end of each quarter of its taxable year (i) at least 50% of the market value of the Fund's assets is represented by cash or cash items, U.S. Government securities, securities of other RICs and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities) or of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses. These requirements may restrict the degree to which the Fund may engage in short-term trading and concentrate investments. If the Fund qualifies as a RIC, it will not be subject to federal income tax on the part of its net investment income and net realized capital gains, if any, that it distributes to shareholders with respect to each taxable year within the time limits specified in the Code.

         A non-deductible excise tax is imposed on regulated investment companies that do not distribute in each calendar year an amount equal to 98% of their ordinary income for the year plus 98% of their capital gain net income for the 1-year period ending on October 31 of such calendar year. The balance of such income must be distributed during the following calendar year. If distributions during a calendar year are less than the required amount, the fund is subject to a non-deductible excise tax equal to 4% of the deficiency.

         Certain investment and hedging activities of the Fund, including transactions in options, futures contracts, hedging transactions, forward contracts, straddles, foreign currencies, and foreign securities, are subject to special tax rules. In a given case, these rules may accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert short-term capital losses into long-term capital losses, or otherwise affect the character of the Fund's income. These rules could therefore affect the amount, timing and character of distributions to shareholders. The Fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interest of the Fund and its securities.

         The Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of taxable dividends paid to any shareholder who has failed to provide (or provided an incorrect) tax identification number, or is subject to withholding pursuant to a notice from the Internal Revenue Service for failure to properly include on his or her income tax return payments of interest or dividends. This "backup withholding" is not an additional tax, and any amounts withheld may be credited against the shareholder's ultimate U.S. tax liability.

         Information set forth in the Prospectus and this Statement of Additional Information that relates to federal taxation is only a summary of certain key federal tax considerations generally affecting purchasers of shares of the Fund. No attempt has been made to present a complete explanation of the federal tax treatment of a fund or its shareholders, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential purchasers of shares of the Fund are urged to consult their tax advisers with specific reference to their own tax circumstances. In addition, the tax discussion in the Prospectus and this Statement of Additional Information is based on tax law in effect on the date of the Prospectus and this Statement of Additional Information; such laws and regulations may be changed by legislative, judicial or administrative action, sometimes with retroactive effect.

                      MANAGEMENT OF THE VICTORY PORTFOLIOS



Board of Trustees



         Overall responsibility for management of the Victory Portfolios rests with the Trustees, who are elected by the shareholders of the Victory Portfolios. The Victory Portfolios are managed by the Trustees in accordance with the laws of the State of Delaware governing business trusts. There are currently seven Trustees, six of whom are not "interested persons" of the Victory Portfolios within the meaning of that term under the 1940 Act. The Trustees, in turn, elect the officers of the Victory Portfolios to supervise actively its day-to-day operations.



         The Trustees of the Victory Portfolios, their addresses, ages and their principal occupations during the past five years are as follows:



                                       Position(s) Held
                                       With the Victory                    Principal Occupation
Name, Address and Age                  Portfolios                          During Past 5 Years
---------------------                  ----------------                    --------------------
Leigh A. Wilson, 51*                   Trustee and                         From 1989 to present, Chairman and
Glenleigh International Ltd.           President                           Chief Executive Officer, Glenleigh
53 Sylvan Road North                                                       International Limited; previously
Westport, CT  06880                                                        Chief Executive Officer, Paribas
                                                                           North America and Paribas
                                                                           Corporation; Trustee, The Victory
                                                                           Funds and Spears, Benzak, Salomon
                                                                           and Farrell ("SBSF") Funds.

Robert G. Brown, 72                    Trustee                             Retired; from October 1983 to
5460 N. Ocean Drive                                                        November 1990, President,
Singer Island, Riviera Beach,                                              Cleveland Advanced Manufacturing
Florida  33404                                                             Program (non-profit corporation
                                                                           engaged in regional economic
                                                                           development).

Edward P. Campbell, 46                 Trustee                             From March 1, 1994 to present,
Nordson Corporation                                                        Executive Vice President and Chief
28601 Clemens Road                                                         Operating Officer of Nordson
Westlake, OH  44145                                                        Corporation (manufacturer of
                                                                           application equipment); from May
                                                                           1988 to March 1994, Vice President
                                                                           of Nordson Corporation; from 1987
                                                                           to December 1994, member of the
                                                                           Supervisory Committee of Society's
                                                                           Collective Investment Retirement
                                                                           Fund; from May 1991 to August
                                                                           1994, Trustee, Financial Reserves
                                                                           Fund and from May 1993 to August
                                                                           1994, Trustee, Ohio Municipal
                                                                           Money Market Fund; Trustee, The
                                                                           Victory Funds and SBSF Funds.

                                       Position(s) Held
                                       With the Victory                    Principal Occupation
Name, Address and Age                  Funds                               During Past 5 Years
---------------------                  ----------------                    --------------------
Dr. Harry Gazelle, 68                  Trustee                             Retired radiologist, Drs. Hill and
17822 Lake Road                                                            Thomas Corp.; Trustee, The Victory
Lakewood, OH 44107                                                         Funds.




---------------
* Mr. Wilson is deemed to be an "interested person" of the Victory Portfolios under the 1940 Act solely by reason of his position as President.

                                       Position(s) Held
                                       With the Victory                    Principal Occupation
Name, Address and Age                  Funds                               During Past 5 Years
---------------------                  ----------------                    --------------------
Dr. Thomas F. Morrissey, 62            Trustee                             1995 Visiting Scholar, Bond
Weatherhead School of                                                      University, Queensland, Australia;
   Management                                                              Professor, Weatherhead School of
Case Western Reserve                                                       Management, Case Western Reserve
  University                                                               University; from 1989 to 1995,
10900 Euclid Avenue                                                        Associate Dean of Weatherhead
Cleveland, OH  44106-7235                                                  School of Management and
                                                                           Professor, Case Western Reserve
                                                                           University; from 1987 to December
                                                                           1994, Member of the Supervisory
                                                                           Committee of Society's Collective
                                                                           Investment Retirement Fund; from
                                                                           May  1991 to August 1994, Trustee,
                                                                           Financial Reserves Fund and from
                                                                           May 1993 to August 1994, Trustee,
                                                                           Ohio Municipal Money Market Fund;
                                                                           Trustee, The Victory Funds.

Stanley I. Landgraf, 70                Trustee                             Retired; currently, Trustee,
41 Traditional Lane                                                        Rensselaer Polytechnic Institute;
Albany, NY  12211                                                          Director, Elenel Corporation and
                                                                           Mechanical Technology, Inc.;
                                                                           Member, Board of Overseers, School
                                                                           of Management, Rensselaer
                                                                           Polytechnic Institute; Member, The
                                                                           Fifty Group (a Capital Region
                                                                           business organization); Trustee,
                                                                           The Victory Funds.

H. Patrick Swygert, 52                 Trustee                             President, Howard University;
Howard University                                                          formerly President, State
2400 6th Street, N.W.                                                      University of New York at Albany;
Suite 320                                                                  formerly, Executive Vice
Washington, DC  20059                                                      President, Temple University;
                                                                           Trustee, The Victory Funds.



         The Board presently has an Investment Policy Committee and a Business, Legal, and Audit Committee. The members of the Investment Policy Committee are Messrs. Landgraf (Chairman), Morrissey and Brown, who will serve until May 1996. The function of the Investment Policy Committee is to review the existing investment policies of the Victory Portfolios, including the levels of risk and types of funds available to shareholders, and make recommendations to the Board of Trustees regarding the revision of such policies or, if necessary, the submission of such revisions to the Victory Portfolios' shareholders for their consideration. The members of the Business, Legal and Audit Committee are Messrs. Swygert (Chairman), Campbell and Gazelle who will serve until May 1996. The function of the Business, Legal and Audit Committee is to recommend independent auditors and monitor accounting and financial matters; to nominate persons to serve as disinterested Trustees and Trustees to serve on committees of the Board; and to review compliance and contract matters.

         The Investment Policy Committee met four times during the 12 months ended October 31, 1995. The Business, Legal and Audit Committee was constituted on May 24, 1995 (and has met twice since then) and replaced the Audit Committee, the Legal Committee and the Nominating Committee, which met three times, one time and one time, respectively, during the 12 month period ended October 31, 1995.



         The Board presently has an Investment Policy Committee and a Business, Legal, and Audit Committee. The members of the Investment Policy Committee are Messrs. Morrissey, Brown and Landgraf (Chairman), who will serve until May 1996. The function of the Investment Policy Committee is to review the existing investment policies of the Victory Portfolios, including the levels of risk and types of funds available to shareholders, and make recommendations to the Board of Trustees regarding the revision of such policies or, if necessary, the submission of such revisions to the Victory Portfolios' shareholders for their consideration. The members of the Business, Legal and Audit Committee are Messrs. Swygert (Chairman), Campbell and Gazelle who will serve until May 1996. The function of the Business, Legal and Audit Committee is to recommend independent auditors and monitor accounting and financial matters; to nominate persons to serve as disinterested Trustees and Trustees to serve on committees of the Board; and to review compliance and contract matters.



         The Investment Policy Committee met four times during the fiscal year ended October 31, 1995. The Business, Legal and Audit Committee was constituted on May 24, 1995 (and has met once since then) and replaced the Audit Committee, the Legal Committee and the Nominating Committee, which met three times, one time and one time, respectively, during the fiscal year ended October 31, 1995.



REMUNERATION OF TRUSTEES AND CERTAIN EXECUTIVE OFFICERS



         Effective June 1, 1995, each Trustee (other than Leigh A. Wilson) receives an annual fee of $27,000 for serving as Trustee of all the funds of the Victory Portfolios, and an additional per meeting fee ($2,400 in person and $1,200 per telephonic meeting).



         Effective June 1, 1995, Leigh A. Wilson receives an annual fee of $33,000 for serving as President and Trustee for all of the funds of the Victory Portfolios, and an additional per meeting fee ($3,000 in person and $1,500 per telephonic meeting).



         The following table indicates the compensation received by each Trustee from the Fund and from the "Victory Fund Complex" during the fiscal year of the Fund which ended on October 31, 1995. For certain Trustees, the amounts include amounts paid by the Corporate Bond Portfolio of The Victory Funds, which merged with the Fund as of June 5, 1995:

                                                                                                            Total
                                                                                                          Compensa-
                                                                                            Total         tion from
                                        Pension or Retirement      Estimated Annual       Compensa-        Victory
                                         Benefits Accrued as           Benefits           tion from         "Fund
                                         Portfolio Expenses         Upon Retirement         Fund          Complex"*
                                        ---------------------      ----------------       ---------       ---------
Robert G. Brown, Trustee  . . . . .              -0-                     -0-              $1,052.54      $39,815.98

John D. Buckingham, Trustee#  . . .              -0-                     -0-                 504.76       18,841.89

Edward P. Campbell, Trustee . . . .              -0-                     -0-                 776.01       33,799.68

Harry Gazelle, Trustee  . . . . . .              -0-                     -0-                 876.72       35,916.98

John W. Kemper, Trustee#  . . . . .              -0-                     -0-                 644.08       22,567.31

Stanley I. Landgraf, Trustee  . . .              -0-                     -0-                 827.74       34,615.98

Thomas F. Morrissey, Trustee  . . .              -0-                     -0-                 966.09       40,366.98

H. Patrick Swygert, Trustee . . . .              -0-                     -0-                 966.09       37,116.98

Leigh A. Wilson, Trustee  . . . . .              -0-                     -0-               1,033.38       46,716.97

John R. Young, Trustee# . . . . . .              -0-                     -0-                 619.72       21,963.81



#        Resigned



---------------

* For certain Trustees, these amounts include compensation received from The Victory Funds (which were reorganized into the Victory Portfolios as of June 5, 1995), the SBSF Funds (the investment adviser of which was acquired by KeyCorp effective April, 1995) and Society's Collective Investment Retirement Funds, which were reorganized into the Victory Balanced Fund and Victory Government Mortgage Fund as of December 19, 1994. There are presently 28 mutual funds from which the above-named Trustees are compensated in the Victory "Fund Complex," but not all of the above-named Trustees serve on the boards of each fund in the "Fund Complex."



Officers



         The officers of the Victory Portfolios, their addresses, ages and principal occupations during the past five years are as follows:

                                     Position with the                    Principal occupation
  Name                               Victory Portfolios                   during past 5 years
  ----                               ------------------                   --------------------
Leigh A. Wilson, 51                  President and Trustee                From 1989 to  present, Chairman and
Glenleigh International Ltd.                                              Chief Executive  Officer, Glenleigh
53 Sylvan Road North                                                      International Limited;  from  1984-
Westport, CT  06880                                                       1989,   Chief   Executive  Officer,
                                                                          Paribas  North America  and Paribas
                                                                          Corporation; Trustee to The Victory
                                                                          Funds and SBSF Funds.


William B. Blundin, 57               Vice President                       Senior Vice President of BISYS Fund
BISYS Fund Services                                                       Services;    officer    of    other
125 West 55th Street                                                      investment  companies  administered
New York, New York 10019                                                  by  BISYS Fund  Services; President
                                                                          and  Chief   Executive  Officer  of
                                                                          Vista Broker-Dealer Services, Inc.,
                                                                          Emerald Asset  Management, Inc. and
                                                                          BNY  Hamilton  Distributors,  Inc.,
                                                                          registered broker/dealers.

J. David Huber, 49                   Vice President                       Executive  Vice  President,   BISYS
BISYS Fund Services                                                       Fund Services.
3435 Stelzer Road
Columbus, OH 43219-3035

Scott A. Englehart, 33               Secretary                            From   October  1990   to  present,
BISYS Fund Services                                                       employee  of  BISYS  Fund Services,
3435 Stelzer Road                                                         Inc.; from  1985 to  October  1990,
Columbus, OH 43219-3035                                                   Manager  of  Banking  Center, Fifth
                                                                          Third Bank.

George O. Martinez, 36               Assistant Secretary                  From March 1995  to present, Senior
BISYS Fund Services                                                       Vice  President   and  Director  of
3435 Stelzer Road                                                         Legal   and   Compliance  Services,
Columbus, OH 43219-3035                                                   BISYS  Fund   Services;  from  June
                                                                          1989-March 1995, Vice President and
                                                                          Associate General Counsel, Alliance
                                                                          Capital Management.

Martin R. Dean, 32                   Treasurer                            From May 1994  to present, employee
BISYS Fund Services                                                       of   BISYS   Fund   Services;  from
3435 Stelzer Road                                                         January 1987 -  April 1994,  Senior
Columbus, OH 43219-3035                                                   Manager, KPMG Peat Marwick.

Adrian J. Waters, 33                 Assistant Treasurer                  From May 1993  to present, employee
BISYS Fund Services (Ireland)                                             of BISYS Fund  Services; from 1989-
Limited                                                                   May     1993,     Manager,    Price
ITI House                                                                 Waterhouse.
12 Earlsfort Terrace
Dublin 2, Ireland

         The mailing address of each of the officers of the Victory Portfolios is 3435 Stelzer Road, Columbus, Ohio 43219-3035.



         The officers of the Victory Portfolios (other than Leigh Wilson) receive no compensation directly from the Victory Portfolios for performing the duties of their offices. BISYS Fund Services, Inc. receives fees from the Victory Portfolios for acting as Administrator.



         As of December 1, 1995, the Trustees and officers as a group owned beneficially less than 1% of the Fund.



Investment Adviser and Sub-Adviser



         Key Advisers was organized as an Ohio corporation on July 27, 1995 and is registered as an investment adviser under the Investment Advisers Act of 1940. It is a wholly-owned subsidiary of KeyCorp Asset Management Holdings, Inc., which is a wholly- owned subsidiary of Society National Bank, a wholly-owned subsidiary of KeyCorp. Affiliates of Key Advisers manage approximately $37 billion for numerous clients including large corporate and public retirement plans, Taft-Hartley plans, foundations and endowments, high net worth individuals and mutual funds.



         KeyCorp, a financial services holding company, is headquartered at 127 Public Square, Cleveland, Ohio 44114. As of September 30, 1995, KeyCorp had an asset base of $68 billion, with banking offices in 26 states from Maine to Alaska, and trust and investment offices in 16 states. KeyCorp is the resulting entity of the merger in 1994 of Society Corporation, the bank holding company of which Society National Bank was a wholly-owned subsidiary, and KeyCorp, the former bank holding company. KeyCorp's major business activities include providing traditional banking and associated financial services to consumer, business and commercial markets. Its non-bank subsidiaries include investment advisory, securities brokerage, insurance, bank credit card processing, and mortgage leasing companies. Society National Bank is the lead affiliate bank of KeyCorp.



         The following table lists the advisory fees for each mutual fund that is advised by Key Advisers.



         .25 OF 1% OF AVERAGE DAILY NET ASSETS
                 Victory Institutional Money Market Fund*



         .35 OF 1% OF AVERAGE DAILY NET ASSETS
                 Victory Prime Obligations Fund*
                 Victory U.S. Government Obligations Fund*
                 Victory Tax-Free Money Market Fund*



         .50 OF 1% OF AVERAGE DAILY NET ASSETS
                 Victory Ohio Municipal Money Market Fund*
                 Victory Limited Term Income Fund*
                 Victory Government Mortgage Fund*
                 Victory Financial Reserves Fund*
                 Victory Fund for Income #



         .55 OF 1% OF AVERAGE DAILY NET ASSETS
                 Victory National Municipal Bond Fund*
                 Victory Government Bond Fund*
                 Victory New York Tax-Free Fund*

         .60 OF 1% OF AVERAGE DAILY NET ASSETS
                 Victory Ohio Municipal Bond Fund*
                 Victory Stock Index Fund*



         .65 OF 1% OF AVERAGE DAILY NET ASSETS
                 Victory Diversified Stock Fund*



         .75 OF 1% OF AVERAGE DAILY NET ASSETS
                 Victory Intermediate Income Fund*
                 Victory Investment Quality Bond Fund*
                 Victory  Ohio Regional Stock Fund*



         1% OF AVERAGE DAILY NET ASSETS
                 Victory  Balanced Fund*
                 Victory Value Fund*
                 Victory Growth Fund*
                 Victory Special Value Fund*
                 Victory Special Growth Fund+



         1.10% OF AVERAGE DAILY ASSETS
                 Victory International Growth Fund*



---------------

# First Albany Asset Management Corporation serves as sub-adviser to the Victory Fund for Income, for which it receives .20% of average daily net assets.



+ T. Rowe Price Associates, Inc. serves as sub-adviser to Society Special Growth Fund, for which it receives .25% of average daily net assets up to $100 million and .20% of average daily net assets in excess of $100 million.



* Society Asset Management, Inc. (the Sub-Adviser) serves as sub-adviser to each of these funds. For its services under the investment sub-advisory agreement, Key Advisers pays the Sub-Adviser sub-advisory fees at rates (based on an annual percentage of average daily net assets) which vary according to the table set forth below:

For the Victory Balanced Fund, Diversified Stock Fund, Growth Fund, Stock Index Fund and Value Fund:



                                      Rate of
    Net Assets                   Sub-Advisory Fee*
    ----------                   -----------------
Up to $10,000,000                     0.65%
Next $15,000,000                      0.50%
Next $25,000,000                      0.40%
Above $50,000,000                     0.35%




For the Victory International Growth Fund, Ohio Regional Stock Fund and Special Value Fund:



                                      Rate of
    Net Assets                   Sub-Advisory Fee*
    ----------                   -----------------
Up to $10,000,000                     0.90%
Next $15,000,000                      0.70%
Next $25,000,000                      0.55%
Above $50,000,000                     0.45%




For the Victory Intermediate Income Fund, Investment Quality Bond Fund, Limited Term Income Fund, Ohio Municipal Bond Fund, Government Bond Fund, Government Mortgage Fund, National Municipal Bond Fund and New York Tax-Free Fund:



                                      Rate of
    Net Assets                   Sub-Advisory Fee*
    ----------                   -----------------
Up to $10,000,000                     0.40%
Next $15,000,000                      0.30%
Next $25,000,000                      0.25%
Above $50,000,000                     0.20%




For the Victory Prime Obligations Fund, Tax-Free Money Market Fund, U.S. Government Obligations Fund, Financial Reserves Fund, Institutional Money Market Fund and Ohio Municipal Money Market Fund:



                                      Rate of
    Net Assets                   Sub-Advisory Fee*
    ----------                   -----------------
Up to $10,000,000                     0.25%
Next $15,000,000                      0.20%
Next $25,000,000                      0.15%
Above $50,000,000                     0.125%



---------------

* As a percentage of average daily net assets. The Sub-Adviser has the right to voluntarily waive any portion of the sub- advisory fee from time to time.



                          ADVISORY AND OTHER CONTRACTS



         Unless sooner terminated, the Investment Advisory Agreement between Key Advisers and the Funds provides that it will continue in effect as to a the Fund for an initial two-year term and for consecutive one-year terms thereafter, provided that such continuance is approved at least annually by the Victory Portfolios' Trustees or by vote of a majority of the outstanding shares of such Fund (as defined under "GENERAL INFORMATION - Miscellaneous" in the Prospectuses), and, in either case, by a majority of the Trustees who are not parties to the Investment Advisory Agreement or interested persons (as defined in the 1940 Act) of any party to the Investment Advisory Agreement, by votes cast in person at a meeting called for such purpose.



         The Investment Advisory Agreement is terminable as to the Fund at any time on 60 days' written notice without penalty by the Trustees, by vote of a majority of the outstanding shares of the Fund, or by Key Advisers. The Investment Advisory Agreement also terminates automatically in the event of any assignment, as defined under the 1940 Act.



         The Investment Advisory Agreement provides that KeyCorp Advisers shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Victory Portfolios in connection with the performance of services pursuant to the Investment Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of Key Advisers in the performance of its duties, or from reckless disregard by it of either duties and obligations thereunder.



         Under the Investment Advisory Agreement, Key Advisers has agreed to provide the investment advisory services described in the Prospectus. For the services provided and expenses assumed pursuant to the Investment Advisory Agreement, the Fund pays Key Advisers a fee, computed daily and paid monthly, at the annual rate of seventy-five one-hundredths of one percent (.75%) of the average daily net assets of the Fund.



         From commencement of operations in 1993 until January 1, 1995, Society served as investment adviser to the Fund. For the period December 10, 1993 (commencement of operations) to October 31, 1994 and for the fiscal year ended October 31, 1995, the Fund paid investment advisory fees of $436,637 and $_______, respectively after fee reductions of $240,057 and $_______, respectively.



         Under the Investment Advisory Agreement, Key Advisers may delegate a portion of its responsibilities to a sub-adviser. In addition, the Investment Advisory Agreement provides that Key Advisers may render services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser of the Fund and are under the common control of KeyCorp as long as all such persons are functioning as part of an organized group of persons, managed by authorized officers of Key Advisers.



         Key Advisers has entered into an investment sub-advisory agreement (the "Sub-Advisory Agreement") with its affiliate, Society Asset Management, Inc. on behalf of the Fund. The Sub-Adviser is a wholly-owned subsidiary of KeyCorp Asset Management Holdings, Inc. With respect to the day to day management of the Fund, under the Sub-Advisory Agreement, the Sub-Adviser makes decisions concerning, and places all orders for, purchases and sales of securities and helps maintain the records relating to such purchases and sales. The Sub-Adviser may, in its discretion, provide such services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser to the Company under applicable laws and are under the common control of KeyCorp; provided that (i) all persons, when providing services under the Sub-Advisory Agreement, are functioning as part of an organized group of persons, and (ii) such organized group of persons is managed at all times by authorized officers of the Sub-Adviser. This arrangement will not result in the payment of additional fees by the Fund.


Glass-Steagall Act

         In 1971 the United States Supreme Court held in Investment Company Institute v. Camp that the federal statute commonly referred to as the Glass-Steagall Act prohibits a national bank from operating a fund for the collective investment of managing agency accounts. Subsequently, the Board of Governors of the Federal Reserve System (the "Board") issued a regulation and interpretation to the effect that the Glass-Steagall Act and such decision:
(a) forbid a bank holding company registered under the Federal Bank Holding Company Act of 1956 (the "Holding Company Act") or any non-bank affiliate thereof from sponsoring, organizing, or controlling a registered, open-end investment company continuously engaged in the issuance of its shares, but (b) do not prohibit such a holding company or affiliate from acting as investment adviser, transfer agent, and custodian to such an investment company. In 1981 the United States Supreme Court held in Board of Governors of the Federal Reserve System v. Investment Company Institute that the Board did not exceed its authority under the Holding Company Act when it adopted its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisers to registered closed-end investment companies.
In the Board of Governors case, the Supreme Court also stated that if a national bank complied with the restrictions imposed by the Board in its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisers to investment companies, a national bank performing investment advisory services for an investment company would not violate the Glass-Steagall Act.

         Key Advisers and the Sub-Adviser believe that they may perform the services for the Victory Portfolios contemplated by the Prospectus, this Statement of Additional Information, and the Investment Advisory Agreement (and Sub-Advisory Agreement) with the Victory Portfolios without violation of applicable statutes and regulations and has so represented in its Investment Advisory Agreement (and Sub-Advisory Agreement) with the Victory Portfolios. Key Trust Company of Ohio, N.A. believes that it may perform the services for the Victory Portfolios contemplated by the Prospectus, this Statement of Additional Information, and the Shareholder Servicing Agreement with the Victory Portfolios (as described below) without violation of applicable statutes and regulations and has so represented in such Shareholder Servicing
Agreement.   Future changes in either federal or state statutes and regulations relating to the permissible activities of banks or bank holding companies and the subsidiaries or affiliates of those entities, as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations, could prevent or restrict Key Trust Company of Ohio, N.A., Key Advisers or the Sub-Adviser from continuing to perform such services for the Victory Portfolios. Depending upon the nature of any changes in the services which could be provided by Key Trust Company of Ohio, N.A., Key Advisers or the Sub-Adviser the Trustees of the Victory Portfolios would review the Victory Portfolios' relationship with Key Trust Company of Ohio, N.A., Key Advisers or the Sub-Adviser and consider taking all action necessary in the circumstances.



         Should future legislative, judicial, or administrative action prohibit or restrict the proposed activities of Key Trust Company of Ohio, N.A., Key Advisers or the Sub-Adviser and its affiliated and correspondent banks and other non-bank affiliates in connection with customer purchases of shares of the Victory Portfolios, the banks and such non-bank affiliates might be required to alter materially or discontinue the services offered by them to customers. It is not anticipated, however, that any change in the Victory Portfolios' method of operations would affect its net asset value per share or result in financial losses to any customer.



         From time to time, advertisements, supplemental sales literature and information furnished to present or prospective shareholders of the Fund may include descriptions of Key Trust Company of Ohio, N.A., Key Advisers and the Sub-Adviser including, but not limited to, (i) descriptions of the operations of Key Trust Company of Ohio, N.A., Key Advisers and the Sub-Adviser; (ii) descriptions of certain personnel and their functions; and (iii) statistics and rankings related to the operations of Key Trust Company of Ohio, N.A., Key Advisers and the Sub-Adviser.



Portfolio Transactions



         Pursuant to the Investment Advisory Agreement (and Sub-Advisory Agreement), Key Advisers or the Sub-Adviser determines, subject to the general supervision of the Trustees of the Victory Portfolios, and in accordance with the Fund's investment objective and restrictions, which securities are to be purchased and sold by the Fund, and which brokers are to be eligible to execute its portfolio transactions. Purchases from underwriters and/or broker-dealers of portfolio securities include a commission or concession paid by the issuer to the underwriter and/or broker-dealer and purchases from dealers serving as market makers may include the spread between the bid and asked price. While Key Advisers and the Sub-Adviser generally seek competitive prices (inclusive of any spread or commission), the Fund may not necessarily pay the lowest prices available on each transaction, for reasons discussed below.



         Allocation of transactions to dealers is determined by Key Advisers or the Sub-Adviser in their best judgment and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. Subject to this consideration, dealers who provide supplemental investment research to Key Advisers or the Sub-Adviser may receive orders for transactions by the Victory Portfolios. Information so received is in addition to and not in lieu of services required to be performed by Key Advisers or the Sub-Adviser and does not reduce the advisory fees payable to Key Advisers by the Victory Portfolios. Such information may be useful to Key Advisers or the Sub-Adviser in serving both the Victory Portfolios and other clients and, conversely, such supplemental research information obtained by the placement of orders on behalf of other clients may be useful to Key Advisers or the Sub-Adviser in carrying out its obligations to the Victory Portfolios. In the future, the Trustees may also authorize the allocation of brokerage to affiliated broker-dealers on an agency basis to effect portfolio transactions. In such event, the Trustees will adopt procedures incorporating the standards of Rule 17e-1 under the 1940 Act, which requires that the commission paid to affiliated broker-dealers must be "reasonable and fair compared to the commission, fee or other remuneration received, or to be received, by other brokers in connection with comparable transactions involving similar securities during a comparable period of time." At times, the Fund may also purchase portfolio securities directly from dealers acting as principals, underwriters or market makers. As these transactions in which the Fund invests usually conducted on a net basis, no brokerage commissions are paid by the Fund.



         The Victory Portfolios will not execute portfolio transactions through, acquire portfolio securities issued by, make savings deposits in, or enter into repurchase or reverse repurchase agreements with Key Advisers, the Sub-Adviser, Key Trust Company of Ohio, N.A. or its affiliates, Concord Holding Corporation, Victory Broker-Dealer Services, Inc. or their affiliates, and will not give preference to Key Trust Company of Ohio, N.A.'s correspondent banks or affiliates, or Concord Holding Corporation or Victory Broker-Dealer Services, Inc. with respect to such transactions, securities, savings deposits, repurchase agreements, and reverse repurchase agreements.



         Investment decisions for the Fund are made independently from those for the other funds or any other investment company or account managed by KeyCorp Advisers (or Society). Any such other investment company or account may also invest in the same securities as a particular fund. When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and another fund, investment company or account, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which KeyCorp Advisers (or Society) believes to be equitable to the Fund and such other fund, investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained by the Fund. To the extent permitted by law, KeyCorp Advisers (or Society) may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for the other funds or for other investment companies or accounts in order to obtain best execution. As provided by the Investment Advisory (and Sub-Advisory) Agreement, in making investment recommendations for the Victory Portfolios, KeyCorp Advisers (or Society) will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by a Fund is a customer of Society, its parents or subsidiaries or affiliates and, in dealing with their commercial customers, KeyCorp Advisers (Society), its parents, subsidiaries, and affiliates will not inquire or take into consideration whether securities of such customers are held by the Victory Portfolios.



         In the fiscal years ended October 31, 1995 and October 31, 1994, the Fund paid $_______ and $4,033, respectively, in brokerage commissions.



Administrator



         Currently, Concord Holding Corporation ("CHC") serves as general manager and administrator (the "Administrator") to the Fund. The Administrator assists in supervising all operations of each fund (other than those performed by Key Advisers or the Sub-Adviser under the Investment Advisory Agreement and Sub-Advisory Agreement. Prior to June, 1995, The Winsbury Company ("Winsbury") served as the Fund's administrator.



         CHC receives a fee from the Fund for its services as Administrator and expenses assumed pursuant to the Administration Agreements, calculated daily and paid monthly, at the annual rate of fifteen one hundredths of one percent (.15%) of the Fund's average daily net assets. CHC may periodically waive all or a portion of its fee with respect to the Fund in order to increase the net income of the Fund available for distribution as dividends.



         Unless sooner terminated, the Administration Agreement will continue in effect as to the Fund for a period of two years, and for consecutive one-year terms thereafter, provided that such continuance is ratified at least annually by the Victory Portfolios' Board of Trustees or by vote of a majority of the outstanding shares of the Fund, and in either case by a majority of the Trustees who are not parties to the Administration Agreement or interested persons (as defined in the 1940 Act) of any party to the Administration Agreement, by votes cast in person at a meeting called for such purpose.



         The Administration Agreement provides that CHC shall not be liable for any error of judgment or mistake of law or any loss suffered by the Victory Portfolios in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith, or gross negligence in the performance of its duties, or from the reckless disregard by it of its obligations and duties thereunder.



         Under the Administration Agreement, CHC assists in the Fund's administration and operation, including providing statistical and research data, clerical services, internal compliance and various other administrative services, including among other responsibilities, forwarding certain purchase and redemption requests to the Transfer Agent, participation in the updating of the prospectus, coordinating the preparation, filing, printing and dissemination of reports to shareholders, coordinating the preparation of income tax returns, arranging for the maintenance of books and records and providing the office facilities necessary to carry out the duties thereunder. Under the Administration Agreement, CHC may delegate all or any part of its responsibilities thereunder.



         [CHC receives an annual fee of .15% of the Fund's average net assets, paid monthly, for services performed under the Fund's Administration Agreement. CHC may, from time to time, agree to reimburse the Fund for expenses above a specified percentage of average net assets.]



         [Victory Broker-Dealer Services, Inc. sells shares of the Fund as agent on behalf of the Victory Portfolios at no cost to the Fund. Key Advisers and the Sub-Adviser neither participate in nor are they responsible for the underwriting of Victory Portfolios shares.]



         In the fiscal years ended October 31, 1995 and October 31, 1994, the Fund paid to CHC and Winsbury aggregate administration fees of $_______ and $126,903, respectively after fee reductions of $_______ and $8,436, respectively.



Business Management Agreement



         In connection with its obligations under the Investment Sub-Advisory Agreement, the Sub-Adviser has entered into a Business Management Agreement with Key Advisers, pursuant to which Key Advisers provides certain administrative and support services to the Sub-Adviser. Such services include preparing reports to the Victory Portfolios' Board of Trustees, recordkeeping services, and services rendered in connection with the preparation of regulatory filings and other reports, and regulatory and other administrative and compliance systems and support services.



         For such services to the Fund, the Sub-Adviser pays fees to Key Advisers which vary according to a sliding scale containing "breakpoints" at which decreases in the business management fees correspond to increases in the average daily net asset values of the Fund as follows:

                                                   Rate of Business
         Net Assets of the Fund                    Management Fee*
         ----------------------                    ----------------
         Up to $10,000,000                             0.25%
         Next $15,000,000                              0.15%
         Next $25,000,000                              0.10%
         Above $50,000,000                             0.05%

---------------



*        As a percentage of average daily net assets.




Shareholder Servicing Plan



         The Victory Portfolios, on behalf of the Fund, has adopted a Shareholder Servicing Plan to provide payments to shareholder servicing agents (each a "Shareholder Servicing Agent") that provide administrative support services to customers who may from time to time beneficially own shares, which services include: (i) aggregating and processing purchase and redemption requests for shares from customers and promptly transmitting net purchase and redemption orders to our distributor or transfer agent; (ii) providing customers with a service that invests the assets of their accounts in shares pursuant to specific or pre-authorized instructions; (iii) processing dividend and distribution payments on behalf of customers; (iv) providing information periodically to customers showing their positions in shares; (v) arranging for bank wires; (vi) responding to customer inquiries; (vii) providing subaccounting with respect to shares beneficially owned by customers or providing the information to the Victory Portfolios necessary for subaccounting; (viii) if required by law, forwarding shareholder communications from us (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to customers; (ix) forwarding to customers proxy statements and proxies containing any proposals regarding this Plan; and (x) providing such other similar services as we may reasonably request to the extent you are permitted to do so under applicable statutes, rules or regulations. For expenses incurred and services provided pursuant to the Shareholder Servicing Agreement, the Fund pays each Shareholder Servicing Agent a fee computed daily and paid monthly, in amounts aggregating not more than twenty-five one-hundredths of one percent (.25%) of the average daily net assets of the Fund per year. A Shareholder Servicing Agent may periodically waive all or a portion of its respective shareholder servicing fees with respect to the Fund to increase the net income of the Fund available for distribution as dividends.



Expenses



         The Fund bears the following expenses relating to its operations: taxes, interest, brokerage fees and commissions, fees of the Trustees of the Victory Portfolios, Commission fees, state securities qualification fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to current shareholders, outside auditing and legal expenses, advisory and administration fees, fees and out-of-pocket expenses of the custodian and transfer agent, certain insurance premiums, costs of maintenance of the Fund's existence, costs of shareholders' reports and meetings, and any extraordinary expenses incurred in the Fund's operation.



         If total expenses borne by the Fund in any fiscal year exceeds expense limitations imposed by applicable state securities regulations, Key Advisers, the Sub-Adviser or the Administrator will waive their fees to the extent such excess expenses exceed such expense limitation in proportion to their respective fees. As of the date of this Statement of Additional Information, the most restrictive expense limitation applicable to the Fund limits its aggregate annual expenses, including management and advisory fees but excluding interest, taxes, brokerage commissions, and certain other expenses, to 2.5% of the first $30 million of its average net assets, 2.0% of the next $70 million of its average net assets, and 1.5% of the Fund's remaining average net assets. Any expenses to be borne by Key Advisers, the Sub-Adviser or the Administrator will be estimated daily and reconciled and paid on a monthly basis. Fees imposed upon customer accounts by Key Advisers, the Sub-Adviser, Key Trust Company of Ohio, N.A. or its correspondents, affiliated banks and other non-bank affiliates for cash management services are not fund expenses for purposes of any such expense limitation.



Distributor



         Victory Broker-Dealer Services, Inc. (the "Distributor") serves as distributor for the continuous offering of the shares of each fund of the Victory Portfolios pursuant to a Distribution Agreement. Prior to Victory Broker-Dealer Services, Inc. becoming the Distributor, Winsbury served as distributor of each Fund. Unless otherwise terminated, the Distribution Agreement will remain in effect for two years, and thereafter for consecutive one-year terms, provided that it is approved at least annually (i) by the Victory Portfolios' Trustees or by the vote of a majority of the outstanding shares of the Victory Portfolios, and (ii) by the vote of a majority of the Trustees of the Victory Portfolios who are not parties to the Distribution Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate in the event of its assignment, as defined in the 1940 Act. For the Victory Portfolios' fiscal years ended October 31, 1993, and October 31, 1994, Winsbury received $77,258 and $212,021, respectively, in underwriting commissions, and retained $0 and $15, respectively. In the fiscal year ended October 31, 1995 the Distributor received $______ in underwriting commissions and retained $______.



Fund Accountant



         BISYS Fund Services Ohio, Inc. serves as fund accountant for the Fund pursuant to a fund accounting agreement with the Victory Portfolios dated May 31, 1995 (the "Fund Accounting Agreement"). As fund accountant for the Victory Portfolios, BISYS Fund Services Ohio, Inc. calculates the Fund's net asset value, the dividend and capital gain distributions, if any, and the yield. BISYS Fund Services Ohio, Inc. also provides a current security position report, a summary report of transactions and pending maturities, a current cash position report, and maintains the general ledger accounting records for the Fund. Under the Fund Accounting Agreement, BISYS Fund Services Ohio, Inc. is entitled to receive annual fees of .03% of the first $100 million of the Fund's daily average net assets, .02% of the next $100 million of the Fund's daily average net assets, and .01% of the Fund's remaining daily average net assets. These annual fees are subject to a minimum monthly asset charge of $2,500 per taxable fund, $2,917 per tax-free fund, and $3,333 per international fund and do not include out-of-pocket expenses or multiple class charges of $833 per month assessed for each class of shares after the first class. In the fiscal years ended October 31, 1993, October 31, 1994, and October 31, 1995, the Fund paid The Winsbury Service Corporation fund accounting fees (after fee waivers) of $0, $62,067 and $________, respectively. In the fiscal year ended October 31, 1995, the Fund paid BISYS Fund Services, Ohio, Inc. fund accounting fees (after fee waivers) of $_____.



Custodian



         Cash and securities owned by the Fund are held by Key Trust Company of Ohio, N.A. as custodian. Key Trust Company of Ohio, N.A. serves as custodian to the Fund pursuant to a Custodian Agreement dated May 24, 1995. Under this Agreement, Key Trust Company of Ohio, N.A. (1) maintains a separate account or accounts in the name the Fund; (2) makes receipts and disbursements of money on behalf of the Fund; (3) collects and receives all income and other payments and distributions on account of portfolio securities; (4) responds to correspondence from security brokers and others relating to its duties; and (5) makes periodic reports to the Victory Portfolios' Trustees concerning the Victory Portfolios' operations. Key Trust Company of Ohio, N.A. may, with the approval of the Victory Portfolios and the custodian's own expense, open and maintain a sub-custody account or accounts on behalf of the Fund, provided that Key Trust Company of Ohio, N.A. shall remain liable for the performance of all of its duties under the Custodian Agreement.

Transfer Agent



         The Primary Funds Service Corporation ("PFSC") serves as transfer agent and dividend disbursing agent for each the Fund, pursuant to a Transfer Agency and Shareholder Servicing Agreement. Under its agreement with the Victory Portfolios, PFSC has agreed (i) to issue and redeem shares of the Victory Portfolios; (ii) to address and mail all communications by the Victory Portfolios to its shareholders, including reports to shareholders, dividend and distribution notices, and proxy material for its meetings of shareholders;
(iii) to respond to correspondence or inquiries by shareholders and others relating to its duties; (iv) to maintain shareholder accounts and certain sub-accounts; and (v) to make periodic reports to the Victory Portfolios' Trustees concerning the Victory Portfolios' operations. For the services provided under the Transfer Agency and Shareholder Servicing Agreement, PFSC receives a maximum monthly fee of $1,250 from the Fund to a maximum of $3.50 per account of the Fund.



Auditors



         The financial highlights appearing in the Prospectus for the Fund, other than unaudited information marked as such, has been derived from financial statements of the Fund incorporated by reference in this Statement of Additional Information whichk for the two month period ended October 31, 1995 and fiscal year ended August 31, 1995, has been audited by Coopers & Lybrand L.L.P. as set forth in their report incorporated by reference herein, and are included in reliance upon such report and on the authority of such firm as experts in auditing and accounting. Information for the fiscal year ended August 31, 1994 has been audited by KPMG Peat Marwick L.L.P. independent accountants for the Predecessor Fund, as set forth in their report incorporated by reference herein, and are included in reliance upon such report and on the authority of such firm as experts in auditing and accounting. Information for all other periods has been audited by Ernst & Young, L.L.P., independent accountants to the predecessor to the Predecessor Fund. Coopers & Lybrand L.L.P. serves as the Victory Portfolios' auditors. Coopers & Lybrand L.L.P.'s address is 100 East Broad Street, Columbus, Ohio 43215.

Legal Counsel

         Kramer, Levin, Naftalis, Nessen, Kamin & Frankel, 919 Third Avenue, New York, New York 10022 is counsel to the Victory Portfolios.


                             ADDITIONAL INFORMATION



Description of Shares



          The Victory Portfolios (sometimes referred to as the "Trust") is a Delaware business trust. Its Delaware Trust Instrument was adopted on December 6, 1995 and a Certificate of Trust for the Trust was filed in Delaware on December __, 1995. On February 29, 1996, the Victory Portfolios converted from a Massachusetts business trust to a Delaware business trust.



         The previously effective Massachusetts Declaration of Trust, pursuant to which the Victory Portfolios was originally called the North Third Street Fund, was filed with the Secretary of State of the Commonwealth of Massachusetts on February 6, 1986. On September 22, 1986, an Amended and Restated Declaration of Trust was filed to change the name of the Trust to The Emblem Fund and to make certain other changes. A second amendment was filed October 23, 1986 providing for voting of shares in the aggregate except where voting of shares by series is otherwise required by law. An amendment to the Amended and Restated Declaration of Trust was filed on March 15, 1993 to change the name of the Trust to The Society Funds. An Amended and Restated Declaration of Trust was then filed on September 2, 1994 to change the name of the Trust to The Victory Portfolios.

         The currently effective Delaware Trust Instrument authorizes the Trustees to issue an unlimited number of shares, which are units of beneficial interest, without par value. The Victory Portfolios presently has twenty-eight series of shares, which represent interests in the U.S. Government Obligations Fund, the Prime Obligations Fund, the Tax-Free Money Market Fund, the Balanced Fund, the Stock Index Fund, the Value Fund, the Diversified Stock Fund, the Growth Fund, the Special Value Fund, the Special Growth Fund, the Ohio Regional Stock Fund, the International Growth Fund, the Limited Term Income Fund, the Government Mortgage Fund, the Ohio Municipal Bond Fund, the Intermediate Income Fund, the Investment Quality Bond Fund, the Florida Tax-Free Bond Fund, the Municipal Bond Fund, the Convertible Securities Fund, the Short-Term U.S. Government Income Fund, the Government Bond Fund, the Fund for Income, the National Municipal Bond Fund, the New York Tax-Free Fund, the Institutional Money Market Fund, the Financial Reserves Fund and the Ohio Municipal Money Market Fund, respectively. The Victory Portfolios' Delaware Trust Instrument authorizes the Trustees to divide or redivide any unissued shares of the Victory Portfolios into one or more additional series by setting or changing in any one or more respects their respective preferences, conversion or other rights, voting power, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption.

         Shares have no subscription or preemptive rights and only such conversion or exchange rights as the Trustees may grant in their discretion. When issued for payment as described in the Prospectus and this Statement of Additional Information, the Victory Portfolios' shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of the Victory Portfolios, shares of the Fund are entitled to receive the assets available for distribution belonging to the Fund, and a proportionate distribution, based upon the relative asset values of the respective funds of the Victory Portfolios, of any general assets not belonging to any particular fund which are available for distribution.

         As described in the Prospectus under the caption "ADDITIONAL INFORMATION -- Voting Rights," shares of the Victory Portfolios are entitled to one vote per share (with proportional voting for fractional shares) on such matters as shareholders are entitled to vote. On any matter submitted to a vote of the shareholders, all shares are voted separately by individual series (funds), and whenever the Trustees determine that the matter affects only certain series, may be submitted for a vote by only such series, except (i) when required by the 1940 Act, shares are voted in the aggregate and not by individual series; and (ii) when the Trustees have determined that the matter affects the interests of more than one series and that voting by shareholders of all series would be consistent with the 1940 Act, then the shareholders of all such series shall be entitled to vote thereon (either by individual series or by shares voted in the aggregate, as the Trustees in their discretion may determine). The Trustees may also determine that a matter affects only the interests of one or more classes of a series, in which case (or if required under the 1940 Act) such matter shall be voted on by such class or classes. There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees have been elected by the shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. In addition, Trustees may be removed from office by a vote of the holders of at least two-thirds of the outstanding shares of the Victory Portfolios. A meeting shall be held for such purpose upon the written request of the holders of not less than 10% of the outstanding shares. Upon written request by ten or more shareholders meeting the qualifications of Section 16(c) of the 1940 Act (i.e., persons, who have been shareholders for at least six months, and who hold shares having an NAV of at least $25,000 or constituting 1% of the outstanding shares), stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Victory Portfolios will provide a list of shareholders or disseminate appropriate materials (at the expense of the requesting shareholders). Except as set forth above, the Trustees shall continue to hold office and may appoint their successors.

         Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Victory Portfolios shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each fund of the Victory Portfolios affected by the matter. For purposes of determining whether the approval of a majority of the outstanding shares of a fund will be required in connection with a matter, a fund will be deemed to be affected by a matter unless it is clear that the interests of each fund in the matter are identical, or that the matter does not affect any interest of the fund. Under Rule 18f-2, the approval of an investment advisory agreement or any change in investment policy would be effectively acted upon with respect to a fund only if approved by a majority of the outstanding shares of such fund. However, Rule 18f-2 also provides that the ratification of independent public accountants, the approval of principal underwriting contracts, and the election of Trustees may be effectively acted upon by shareholders of all of the Victory Portfolios voting without regard to series.

Shareholder and Trustee Liability



         The Delaware Business Trust Act provides that a Shareholder of a Delaware business trust shall be entitled to the same limitation of personal liability extended to shareholders of Delaware corporations. The Delaware trust instrument also provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his or her being or having been a shareholder. The Delaware Trust Instrument also provides that the Victory Portfolios shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Victory Portfolios, and shall satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered to be extremely remote.



         The Delaware Trust Instrument states further that no Trustee, officer, or agent of the Victory Portfolios shall be personally liable in connection with the administration or preservation of the assets of the Funds or the conduct of the Victory Portfolios' business; nor shall any Trustee, officer, or agent be personally liable to any person for any action or failure to act except for his own bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties. The Declaration of Trust also provides that all persons having any claim against the Trustees or the Victory Portfolios shall look solely to the assets of the Victory Portfolios for payment.



Miscellaneous



         As used in the Prospectus and in this Statement of Additional Information, "assets belonging to a fund" (or "assets belonging to the Fund") means the consideration received by the Victory Portfolios upon the issuance or sale of shares in that fund, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale, exchange, or liquidation of such investments, and any funds or payments derived from any reinvestment of such proceeds and any general assets of the Victory Portfolios, which general liabilities and expenses are not readily identified as belonging to a particular fund (or the Fund) that are allocated to that fund (or the Fund) by the Victory Portfolios' Trustees. The Trustees may allocate such general assets in any manner they deem fair and equitable.
It is anticipated that the formula that will be used by the Trustees in making allocations of general assets to a particular fund of the Victory Portfolios will be the relative net asset value of the respective fund at the time of allocation. Assets belonging to a particular fund are charged with the direct liabilities and expenses of that fund, and with a share of the general liabilities and expenses of each of the funds not readily identified as belonging to a particular fund that are allocated to each fund in accordance with its proportionate share of the net asset values of the Victory Portfolios at the time of allocation. The timing of allocations of general assets and general liabilities and expenses of the Victory Portfolios to a particular fund will be determined by the Trustees of the Victory Portfolios and will be in accordance with generally accepted accounting principles. Determinations by the Trustees of the Victory Portfolios as to the timing of the allocation of general liabilities and expenses and as to the timing and allocable portion of any general assets with respect to a particular fund are conclusive.

         As used in the Prospectus and in this Statement of Additional Information, a "vote of a majority of the outstanding shares" or a "vote of a majority of the outstanding voting securities" of the Victory Portfolios or a particular fund means the affirmative vote of the lesser of (a) 67% or more of the shares of the Victory Portfolios or such fund present at a meeting at which the holders of more than 50% of the outstanding shares of the Victory

Portfolios or such fund are represented in person or by proxy, or (b) more than 50% of the outstanding shares of the Victory Portfolios or such fund.

         Organizational expenses are allocated to each of the Victory Portfolios and are amortized over a period of two years from the commencement of the public offering of shares of the Victory Portfolios.

         Individual Trustees are elected by the shareholders and, subject to removal by the vote of the holders of two-thirds of the outstanding shares of the Victory Portfolios, serve for a term lasting until the next meeting of shareholders at which trustees are elected. Such meetings are not required to be held at any specific intervals. Individual Trustees may be removed by vote of the shareholders voting not less than a majority of the shares then outstanding cast in person or by proxy at any meeting called for that purpose, or by a written declaration signed by shareholders voting not less than two-thirds of the shares then outstanding.

         The Victory Portfolios is registered with the Commission as an open-end management investment company. Such registration does not involve supervision by the Commission of the management or policies of the Victory Portfolios.

         The Prospectus and this Statement of Additional Information omit certain of the information contained in the Registration Statement filed with the Commission. Copies of such information may be obtained from the Commission upon payment of the prescribed fee.

         The Prospectus and this Statement of Additional Information are not an offering of the securities herein described in any state in which such offering may not lawfully be made. No salesman, dealer, or other person is authorized to give any information or make any representation other than those contained in the Prospectus and this Statement of Additional Information.


         The 1995 Annual Report to shareholders of The Victory Portfolios is incorporated by reference herein. This report includes the financial statements for the fiscal year ended October 31, 1995. The opinion in the Annual Report of Coopers & Lybrand L.L.P., independent accountants, is incorporated by reference herein in its entirety to such Annual Report, and such financial statements are incorporated in their entirety in reliance upon such report of Coopers & Lybrand L.L.P. and on the authority of such firm as experts in auditing and accounting.



         Delaware law authorizes electronic or telephonic communications between shareholders and the Victory Portfolios. Under Delaware law, the Successor Company has the flexibility to respond to future business contingencies. For example, the Trustees will have the power to incorporate the Victory Portfolios, to merge or consolidate it with another entity, to cause each fund to become a separate trust, and to change the Victory Portfolios' domicile without a shareholder vote. This flexibility could help reduce the expense and frequency of future shareholder meetings for non-investment related issues.

INDEPENDENT AUDITOR'S REPORT

FINANCIAL STATEMENTS

                                    APPENDIX

         The nationally recognized statistical rating organizations (individually, an "NRSRO") that may be utilized by Key Advisers or the Sub-Adviser with regard to portfolio investments for the Funds include Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P"), Duff & Phelps, Inc. ("Duff"), Fitch Investors Service, Inc. ("Fitch"), IBCA Limited and its affiliate, IBCA Inc. (collectively, "IBCA"), and Thomson BankWatch, Inc. ("Thomson"). Set forth below is a description of the relevant ratings of each such NRSRO. The NRSROs that may be utilized by Key Advisers or the Sub-Adviser and the description of each NRSRO's ratings is as of the date of this Statement of Additional Information, and may subsequently change.

Long-Term Debt Ratings (may be assigned, for example, to corporate and municipal bonds)

         Description of the five highest long-term debt ratings by Moody's (Moody's applies numerical modifiers (e.g., 1, 2, and 3) in each rating category to indicate the security's ranking within the category):

         Aaa. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

         A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

         Baa. Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba.  Bonds which are rated Ba are judged to have speculative elements
- their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times in the future. Uncertainty of position characterizes bonds in this class.

         Description of the five highest long-term debt ratings by S&P (S&P may apply a plus (+) or minus (-) to a particular rating classification to show relative standing within that classification):

         AAA. Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

         AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

         A. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         BBB. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

         BB. Debt rated BB is regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

         Description of the three highest long-term debt ratings by Duff:

         AAA. Highest credit quality. The risk factors are negligible being only slightly more than for risk-free U.S. Treasury debt.

         AA+.    High credit quality Protection factors are strong.

         AA.     Risk is modest but may vary slightly from time to time

         AA-.    because of economic conditions.

         A+.     Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

         Description of the three highest long-term debt ratings by Fitch (plus or minus signs are used with a rating symbol to indicate the relative position of the credit within the rating category):

         AAA. Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

         AA. Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issues is generally rated "[-]+."

         A. Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

         IBCA's description of its three highest long-term debt ratings:

         AAA. Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly.

         AA. Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic, or financial conditions may increase investment risk albeit not very significantly.

         A. Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.


         Short-Term Debt Ratings (may be assigned, for example, to commercial paper, master demand notes, bank instruments, and letters of credit)

         Moody's description of its three highest short-term debt ratings:

         Prime-1. Issuers rated Prime-1 (or supporting institutions) have a superior capacity for repayment of senior short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by many of the following characteristics:

         -       Leading market positions in well-established industries.

         -       High rates of return on funds employed.

         - Conservative capitalization structures with moderate reliance on debt and ample asset protection.

         - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

         - Well-established access to a range of financial markets and assured sources of alternate liquidity.

         Prime-2. Issuers rated Prime-2 (or supporting institutions) have a strong capacity for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         Prime-3. Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

         S&P's description of its three highest short-term debt ratings:

         A-1. This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to have extremely strong safety characteristics are denoted with a plus sign (+).

         A-2. Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

         A-3. Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

         Duff's description of its five highest short-term debt ratings (Duff incorporates gradations of "1+" (one plus) and "1-" (one minus) to assist investors in recognizing quality differences within the highest rating category):

         Duff 1+. Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

         Duff 1. Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

         Duff 1-. High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

         Duff 2. Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

         Duff 3. Satisfactory liquidity and other protection factors qualify issue as to investment grade.

         Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

         Fitch's description of its four highest short-term debt ratings:

         F-1+. Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

         F-1. Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

         F-2. Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ or F-1 ratings.

         F-3. Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

         IBCA's description of its three highest short-term debt ratings:

         A+. Obligations supported by the highest capacity for timely repayment.

         A1. Obligations supported by a very strong capacity for timely repayment.

         A2. Obligations supported by a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

Short-Term Loan/Municipal Note Ratings

         Moody's description of its two highest short-term loan/municipal note ratings:

         MIG-1/VMIG-1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

         MIG-2/VMIG-2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

         S&P's description of its two highest municipal note ratings:
         SP-1. Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

         SP-2.  Satisfactory capacity to pay principal and interest.

Short-Term Debt Ratings

         Thomson BankWatch, Inc. ("TBW") ratings are based upon a qualitative and quantitative analysis of all segments of the organization including, where applicable, holding company and operating subsidiaries.

         TBW Ratings do not constitute a recommendation to buy or sell securities of any of these companies. Further, TBW does not suggest specific investment criteria for individual clients.

         The TBW Short-Term Ratings apply to commercial paper, other senior short-term obligations and deposit obligations of the entities to which the rating has been assigned.

         The TBW Short-Term Ratings apply only to unsecured instruments that have a maturity of one year or less.

         The TBW Short-Term Ratings specifically assess the likelihood of an untimely payment of principal or interest.

         TBW-1. The highest category; indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

         TBW-2. The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".

         TBW-3. The lowest investment grade category; indicates that while more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

         TBW-4. The lowest rating category; this rating is regarded as non-investment grade and therefore speculative.

Definitions of Certain Money Market Instruments

Commercial Paper

         Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper normally have maturities of less than nine months and fixed rates of return.

Certificates of Deposit

         Certificates of Deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return.

Bankers' Acceptances

         Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity.

U.S. Treasury Obligations

         U.S. Treasury Obligations are obligations issued or guaranteed as to payment of principal and interest by the full faith and credit of the U.S. Government. These obligations may include Treasury bills, notes and bonds, and issues of agencies and instrumentalities of the U.S. Government, provided such obligations are guaranteed as to payment of principal and interest by the full faith and credit of the U.S. Government.

U.S. Government Agency and Instrumentality Obligations

         Obligations issued by agencies and instrumentalities of the U.S. Government include such agencies and instrumentalities as the Government National Mortgage Association, the Export-Import Bank of the United States, the Tennessee Valley Authority, the Farmers Home Administration, the Federal Home Loan Banks, the Federal Intermediate Credit Banks, the Federal Farm Credit Banks, the Federal Land Banks, the Federal Housing Administration, the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, and the Student Loan Marketing Association. Some of these obligations, such as those of the Government National Mortgage Association are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law. A Fund will invest in the obligations of such instrumentalities only when the investment adviser believes that the credit risk with respect to the instrumentality is minimal.

                      STATEMENT OF ADDITIONAL INFORMATION


                             THE VICTORY PORTFOLIOS


                          THE LIMITED TERM INCOME FUND


                                 March 1, 1996



         This Statement of Additional Information is not a Prospectus, but should be read in conjunction with the Prospectus of The Victory Portfolios - The Limited Term Income Fund, dated the same date as the date hereof (the "Prospectus"). This Statement of Additional Information is incorporated by reference in its entirety into the Prospectus. Copies of the Prospectus may be obtained by writing The Victory Portfolios at Primary Funds Service Corporation, P.O. Box 9741, Providence, RI 02940-9741, or by telephoning toll free 800-539-FUND or 800-539-3863.



Investment Policies and Limitations                          1                       INVESTMENT ADVISER
Valuation of Portfolio Securities                            9                       KeyCorp Mutual Fund Advisers, Inc.
Additional Purchase and Redemption Information              13
Management of the Victory Portfolios                        17                       INVESTMENT SUB-ADVISER
Advisory and Other Contracts                                23                       Society Asset Management, Inc.
Additional Information                                      29
Independent Auditor's Report                                33                       ADMINISTRATOR
Financial Statements                                        33                       Concord Holding Corporation
Appendix                                                    34
                                                                                     DISTRIBUTOR
                                                                                     Victory Broker-Dealer Services, Inc.

                                                                                     TRANSFER AGENT
                                                                                     Primary Funds Service Corporation

                                                                                     CUSTODIAN
                                                                                     Key Trust Company of Ohio, N.A.

                      STATEMENT OF ADDITIONAL INFORMATION



         The Victory Portfolios (the "Victory Portfolios") is an open-end management investment company. The Victory Portfolios consist of twenty-eight series of units of beneficial interest ("shares"), four of which series are currently inactive. The outstanding shares representing interests in twenty-four separate investment portfolios which are currently active. This Statement of Additional Information relates to The Victory Limited Term Income Fund (the "Fund") only. Much of the information contained in this Statement of Additional Information expands on subjects discussed in the Prospectus. Capitalized terms not defined herein are used as defined in the Prospectus. No investment in shares of the Fund should be made without first reading the Fund's Prospectus.




                      INVESTMENT POLICIES AND LIMITATIONS



Additional Information Regarding Fund Instruments



         The following policies supplement the investment objectives and policies of the Fund as set forth in the Prospectus.



         Bankers' Acceptances and Certificates of Deposit. The Fund may invest in bankers' acceptances, certificates of deposit, and demand and time deposits. Bankers' acceptances are negotiable drafts or bills of exchange typically drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return.



         Bankers' acceptances will be those guaranteed by domestic and foreign banks, if at the time of purchase such banks have capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements). Certificates of deposit and demand and time deposits invested in by the Fund will be those of domestic and foreign banks and savings and loan associations, if (a) at the time of purchase such financial institutions have capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements) or (b) the principal amount of the instrument is insured in full by the Federal Deposit Insurance Corporation or the Savings Association Insurance Fund.



         The Fund may also invest in Eurodollar Certificates of Deposit ("ECDs") which are U.S. dollar-denominated certificates of deposit issued by branches of foreign and domestic banks located outside the United States, Yankee Certificates of Deposit ("Yankee CDs") which are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States, Eurodollar Time Deposits ("ETDs") which are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or a foreign bank, and Canadian Time Deposits ("CTDs") which are U.S. dollar-denominated certificates of deposit issued by Canadian offices of major Canadian Banks.



         Variable Amount Master Demand Notes. Variable amount master demand notes in which the Fund may invest are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Although there is no secondary market for these notes, the Fund may demand payment of principal and accrued interest at any time and may resell the notes at any time to a third party. The absence of an active secondary market, however, could make it difficult for the Fund to dispose of a variable amount master demand note if the issuer defaulted on its payment obligations, and the Fund could, for this or other reasons, suffer a loss to the extent of the default. While the notes are not typically rated by credit rating agencies, issuers of variable amount master demand notes must satisfy the same criteria as set forth above for unrated commercial paper, and Key Advisers or the Sub-Adviser will continuously monitor the issuer's financial status and ability to make payments due under the instrument. Where necessary to ensure that a note is of "high quality," the Fund will require that the issuer's obligation to pay the principal of the note be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend. For purposes of the Fund's investment policies, a variable amount master note will be deemed to have a maturity equal to the longer of the period of time remaining until the next readjustment of its interest rate or the period of time remaining until the principal amount can be recovered from the issuer through demand. (See Variable and Floating Rate Notes, below.)



         Commercial Paper. Commercial paper consists of unsecured promissory notes issued by corporations. Except as noted below with respect to variable amount master demand notes, issues of commercial paper normally have maturities of less than nine months and fixed rates of return.



         The Fund will purchase instruments rated at the time of purchase in one of the three highest categories by an NRSRO or, if not rated, found by the Victory Portfolios' Board of Trustees to present minimal credit risks and to be of comparable quality.



         For a description of the rating symbols of each NRSRO see the Appendix to this Statement of Additional Information.



         Foreign Investment. The Fund may invest in securities issued by foreign branches of U.S. banks, foreign banks, or other foreign issuers, including American Depository Receipts ("ADRs") and securities purchased on foreign securities exchanges. Such investment may subject the Fund to investment risks that differ in some respects from those related to investments in obligations of U.S. domestic issuers or in U.S. securities markets. Such risks include future adverse political and economic developments, possible seizure, nationalization, or expropriation of foreign investments, less stringent disclosure requirements, the possible establishment of exchange controls or taxation at the source, and the adoption of other foreign governmental restrictions. Additional risks include currency exchange risks, less publicly available information, the risk that companies may not be subject to the accounting, auditing and financial reporting standards and requirements of U.S. companies, the risk that foreign securities markets may have less volume and therefore many securities traded in these markets may be less liquid and their prices are more volatile than U.S. securities, and the risk that custodian and brokerage costs may be higher. Permissible investments include obligations or securities of foreign issuers, foreign branches of U.S. banks and of foreign banks. The Fund will acquire such securities only when Key Advisers or the Sub-Adviser believes the risks associated with such investments are minimal.



         Variable and Floating Rate Notes. The Fund may acquire variable and floating rate notes, subject to its investment objectives, policies and restrictions. A variable rate note is one whose terms provide for the readjustment of its interest rate on set dates and which, upon such readjustment, can reasonably be expected to have a market value that approximates its par value. A floating rate note is one whose terms provide for the readjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. Such notes are frequently not rated by credit rating agencies; however, unrated variable and floating rate notes purchased by the Fund will only be those determined by Key Advisers or the Sub-Adviser, under guidelines established by the Trustees, to pose minimal credit risks and to be of comparable quality, at the time of purchase, to rated instruments eligible for purchase under the Fund's investment policies. In making such determinations, Key Advisers or the Sub-Adviser will consider the earning power, cash flow and other liquidity ratios of the issuers of such notes (such issuers include financial, merchandising, bank holding and other companies) and will continuously monitor their financial condition. Although there may be no active secondary market with respect to a particular variable or floating rate note purchased by the Fund, the Fund may resell the note at any time to a third party. The absence of an active secondary market, however, could make it difficult for the Fund to dispose of a variable or floating rate note in the event the issuer of the note defaulted on its payment obligations and the Fund could, for this or other reasons, suffer a loss to the extent of the default. Variable or floating rate notes may be secured by bank letters of credit.

         Variable or floating rate notes may have maturities of more than one year, as follows:



         1. A note that is issued or guaranteed by the United States government or any agency thereof and which has a variable rate of interest readjusted no less frequently than annually will be deemed by the Fund to have a maturity equal to the period remaining until the next readjustment of the interest rate.



         2. A variable rate note, the principal amount of which is scheduled on the face of the instrument to be paid in one year or less, will be deemed by the Fund to have a maturity equal to the period remaining until the next readjustment of the interest rate.



         3. A variable rate note that is subject to a demand feature scheduled to be paid in one year or more will be deemed by the Fund to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.



         4. A floating rate note that is subject to a demand feature will be deemed by the Fund to have a maturity equal to the period remaining until the principal amount can be recovered through demand.



         As used above, a note is "subject to a demand feature" where the Fund is entitled to receive the principal amount of the note either at any time on no more than 30 days' notice or at specified intervals not exceeding one year and upon no more than 30 days' notice.



         Temporary Investments. The Fund may also invest temporarily in high quality investments or cash during times of unusual market conditions for defensive purposes and in order to accommodate shareholder redemption requests although currently it does not intend to do so. Any portion of the Fund's assets maintained in cash will reduce the amount of assets in securities and thereby reduce the Fund's yield or total return.



         Miscellaneous Securities. The Fund can invest in various securities issued by domestic and foreign corporations, including preferred stocks and investment grade corporate bonds, notes, and warrants. Bonds are long-term corporate debt instruments secured by some or all of the issuer's assets, debentures are general corporate debt obligations backed only by the integrity of the borrower, and warrants are instruments that entitle the holder to purchase a certain amount of common stock at a specified price, which price is usually higher than the current market price at the time of issuance.
Preferred stocks are instruments that combine qualities both of equity and debt securities. Individual issues of preferred stock will have those rights and liabilities that are spelled out in the governing document. Preferred stocks usually pay a fixed dividend per quarter (or annum) and are senior to common stock in terms of liquidation and dividends rights, and preferred stocks typically do not have voting rights. The Fund will only purchase preferred stocks where the issuer is publicly traded and has capital in excess of $200 million.



         The Fund may also invest in equipment lease and trust certificates, which represent interests in a trust formed to acquire and lease capital equipment; such certificates provide a return based upon the income stream generated by the leases owned by the trust.



         The Fund may also invest in collateralized mortgage obligations, which represent interests in a trust that holds an undivided pool of mortgages to secure the obligations. Income on CMOs is generated by payments received under the mortgages held by the trust, but there is no way for a holder of a CMO to foreclose on any specific mortgage (or mortgages) in order to recoup the value of his or her investment.



         The Fund also may invest, consistent with its investment objective and policies, in zero coupon bonds, which are debt instruments that do not pay current interest and are typically sold at prices greatly discounted from par value. The return on a zero-coupon obligation, when held to maturity, equals the difference between the par value and the original purchase price. Zero-coupon obligations have greater price volatility than coupon obligations.



         "When-Issued" Securities. As discussed in the Prospectus, the Fund may purchase securities on a "when issued" basis (i.e., for delivery beyond the normal settlement date at a stated price and yield). When the Fund agrees to purchase securities on a "when issued" basis, the Victory Portfolios' custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy the purchase commitment, and in such a case, the Fund may be required subsequently to place additional assets in the separate account in order to assure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash.



         When the Fund engages in "when-issued" transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Fund incurring a loss or missing the opportunity to obtain a price considered to be advantageous. The Fund does not intend to purchase "when issued" securities for speculative purposes, but only in furtherance of its investment objective.



         U.S. Government Obligations. The Fund may invest in obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. Government are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the U.S. Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others are supported only by the credit of the agency or instrumentality. No assurance can be given that the U.S. Government will provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so by law. The Fund will invest in the obligations of such agencies and instrumentalities only when Key Advisers or the Sub-Adviser believes that the credit risk with respect thereto is minimal.



         Securities Lending. The Fund may lend its portfolio securities to broker-dealers, banks or institutional borrowers of securities. The Fund must receive a minimum of 100% collateral, plus any interest due in the form of cash or U.S. Government securities. This collateral must be valued daily and should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund. During the time portfolio securities are on loan, the borrower will pay the Fund any dividends or interest paid on such securities plus any interest negotiated between the parties to the lending agreement. Loans will be subject to termination by the Fund or the borrower at any time. While the Fund will not have the right to vote securities on loan, it intends to terminate the loan and regain the right to vote if that is considered important with respect to the investment. The Fund will only enter into loan arrangements with broker-dealers, banks or other institutions which Key Advisers or the Sub- Adviser has determined are creditworthy under guidelines established by the Victory Portfolios' Trustees. The Fund intends to limit its securities lending to 33 1/3% of total assets.



         Other Investment Companies.   The Fund may invest up to 5% of its
total assets in the securities of any one investment company, but may not own more than 3% of the securities of any one investment company or invest more than 10% of its total assets in the securities of other investment companies. Pursuant to an exemptive order received by the Victory Portfolios from the Commission, the Fund may invest in money market funds of the Victory Portfolios. Key Advisers and/or the Sub-Adviser will waive its investment advisory fee as to all assets invested in other investment companies. Because such other investment companies employ an investment adviser, such investment by the Fund will cause shareholders to bear duplicative fees, such as management fees.



         Repurchase Agreements. Securities held by the Fund may be subject to repurchase agreements. Under the terms of a repurchase agreement, the Fund would acquire securities from financial institutions or registered broker-dealers deemed creditworthy by Key Advisers or the Sub-Adviser pursuant to guidelines adopted by the Victory Portfolios' Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed upon date and price. The seller is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). If the seller were to default on its repurchase obligation or become insolvent, the Fund would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price, or to the extent that the disposition of such securities by the Fund is delayed pending court action. Repurchase agreements are considered by the staff of the Commission to be loans by the Fund.



         Reverse Repurchase Agreements. The Fund may borrow funds for temporary purposes by entering into reverse repurchase agreements in accordance with the investment restrictions described below. Pursuant to such agreements, the Fund would sell portfolio securities to financial institutions such as banks and broker-dealers, and agree to repurchase them at a mutually agreed-upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account assets (such as cash or other liquid high-grade securities) consistent with the Fund's investment restrictions having a value equal to the repurchase price (including the accrued interest); the collateral will be marked-to-market on a daily basis, and will be continuously monitored to ensure that such equivalent value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings under the Investment Company Act of 1940, as amended (the "1940 Act").



         Government "Mortgage-backed" Securities. The Fund may invest in obligations of certain agencies and instrumentalities of the U.S. Government. Some such obligations, such as those issued by GNMA or the Export-Import Bank of the United States, are supported by the full faith and credit of the U.S. Treasury; others, such as those of FNMA, are supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Federal Farm Credit Banks or FHLMC, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored agencies and instrumentalities if it is not obligated to do so by law.



         The principal governmental (i.e., backed by the full faith and credit of the U.S. Government) guarantor of mortgage-related securities is GNMA. GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and pools of FHA-insured or VA-guaranteed mortgages. Government-related (i.e., not backed by the full faith and credit of the U.S. Government) guarantors include FNMA and FHLMC. FNMA and FHLMC are government-sponsored corporations owned entirely by private stockholders. Pass-through securities issued by FNMA and FHLMC are guaranteed as to timely payment of principal and interest by FNMA and FHLMC, respectively, but are not backed by the full faith and credit of the U.S. Government.

MORTGAGE-RELATED SECURITIES -- IN GENERAL



         Mortgage-related securities are backed by mortgage obligations including, among others, conventional 30-year fixed rate mortgage obligations, graduated payment mortgage obligations, 15-year mortgage obligations, and adjustable rate mortgage obligations. All of these mortgage obligations can be used to create pass-through securities. A pass-through security is created when mortgage obligations are pooled together and undivided interests in the pool or pools are sold. The cash flow from the mortgage obligations is passed through to the holders of the securities in the form of periodic payments of interest, principal and prepayments (net of a service fee). Prepayments occur when the holder of an individual mortgage obligation prepays the remaining principal before the mortgage obligation's scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. Because the prepayment characteristics of the underlying mortgage obligations vary, it is not possible to predict accurately the realized yield or average life of a particular issue of pass-through certificates. Prepayment rates are important because of their effect on the yield and price of the securities. Accelerated prepayments have an adverse impact on yields for pass-throughs purchased at a premium (i.e., a price in excess of principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-throughs purchased at a discount. The Victory Portfolios may purchase mortgage-related securities at a premium or at a discount. Among the U.S. Government securities in which the Victory Portfolios may invest are government "mortgage-backed" (or government guaranteed mortgage related securities). Such guarantees do not extend to the value of yield of the mortgage-backed securities themselves or of the Fund's shares.



         GNMA Certificates. Certificates of the Government National Mortgage Association ("GNMA") are mortgage-backed securities which evidence an undivided interest in a pool or pools of mortgages. GNMA Certificates that the Fund may purchase are the "modified pass-through" type, which entitle the holder to receive timely payment of all interest and principal payments due on the mortgage pool, net of fees paid to the "issuer" and GNMA, regardless of whether or not the mortgagor actually makes the payment.



         The National Housing Act authorizes GNMA to guarantee the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration ("FHA") or guaranteed by the Veterans Administration ("VA"). The GNMA guarantee is backed by the full faith and credit of the U.S. Government. GNMA is also empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.



         The estimated average life of a GNMA Certificate is likely to be substantially shorter than the original maturity of the mortgages underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal investment long before the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee, except to the extent that the Fund has purchased the certificates above par in the secondary market.



         FHLMC Securities. The Federal Home Loan Mortgage Corporation ("FHLMC") was created in 1970 to promote development of a nationwide secondary market in conventional residential mortgages. The FHLMC issues two types of mortgage pass-through securities ("FHLMC Certificates"), mortgage participation certificates ("PCs") and collateralized mortgage obligations ("CMOs"). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool. The FHLMC guarantees timely monthly payment of interest on PCs and the ultimate payment of principal. Recently introduced FHLMC Gold PCs guarantee the timely payment of both principal and interest.



         CMOs are securities backed by a pool of mortgages in which the principal and interest cash flows of the pool are channeled on a prioritized basis into two or more classes, or tranches, of bonds. FHLMC CMOs are backed by pools of agency mortgage-backed securities and the timely payment of principal and interest of each tranche is guaranteed by the FHLMC. The FHLMC guarantee is not backed by the full faith and credit of the U.S. Government.

         FNMA Securities. The Federal National Mortgage Association ("FNMA") was established in 1938 to create a secondary market in mortgages insured by the FHA, but has expanded its activity to the secondary market for conventional residential mortgages. FNMA primarily issues two types of mortgage-backed securities, guaranteed mortgage pass-through certificates ("FNMA Certificates") and CMOs. FNMA Certificates resemble GNMA Certificates in that each FNMA Certificate represents a pro rata share of all interest and principal payments made and owed on the underlying pool. FNMA guarantees timely payment of interest and principal on FNMA Certificates and CMOs. The FNMA guarantee is not backed by the full faith and credit of the U.S. Government.



Investment Restrictions



         The following investment restrictions are fundamental with respect to the Fund and may be changed only by a vote of a majority of the outstanding shares of the Fund as defined in "ADDITIONAL INFORMATION -- Miscellaneous" of this Statement of Additional Information).



       THE FUND MAY NOT:



       1. Participate on a joint or joint and several basis in any securities trading account.



       2. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).



       3. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business). Investments by the Fund in securities backed by mortgages on real estate or in marketable securities of companies engaged in such activities are not hereby precluded.



       4. Issue any senior security (as defined in the 1940 Act), except that (a) the Fund may engage in transactions that may result in the issuance of senior securities to the extent permitted under applicable regulations and interpretations of the 1940 Act or an exemptive order; (b) the Fund may acquire other securities, the acquisition of which may result in the issuance of a senior security, to the extent permitted under applicable regulations or interpretations of the 1940 Act; (c) subject to the restrictions set forth below, the Fund may borrow money as authorized by the 1940 Act.



       5. Borrow money, except that (a) the Fund may enter into commitments to purchase securities in accordance with its investment program, including delayed-delivery and when-issued securities and reverse repurchase agreements, provided that the total amount of any such borrowing does not exceed 33 1/3% of the Fund's total assets; and (b) the Fund may borrow money for temporary or emergency purposes in an amount not exceeding 5% of the value of its total assets at the time when the loan is made. Any borrowings representing more than 5% of the Fund's total assets must be repaid before the Fund may make additional investments.



       6. Lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of publicly issued debt securities or to repurchase agreements.



       7. Underwrite securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities.



       8. With respect to 75% of the Fund's total assets, the Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.



       9. Purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or repurchase agreements secured thereby) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry. In the utilities category, the industry shall be determined according to the service provided. For example, gas, electric, water and telephone will be considered as separate industries.



       The following restrictions are not fundamental and may be changed without shareholder approval:



       1. The Fund will not purchase or retain securities of any issuer if the officers or Trustees of the Victory Portfolios or the officers or directors of its investment adviser owning beneficially more than one half of 1% of the securities of such issuer together own beneficially more than 5% of such securities.



       2. The Fund will not invest more than 10% of its total assets in the securities of issuers which together with any predecessors have a record of less than three years of continuous operation.



       3. The Fund will not write (or sell) or purchase put options or call options; in addition the Fund will not write (or sell) straddles, spreads or combinations thereof.



       4.     The Fund will not invest more than 15% of its net assets in
illiquid securities.   Illiquid securities are securities that are not readily
marketable or cannot be disposed of promptly within seven days and in the usual course of business at approximately the price at which the Fund has valued them. Such securities include, but are not limited to, time deposits and repurchase agreements with maturities longer than seven days. Securities that may be resold under Rule 144A, or securities offered pursuant to Section 4(2) of, or securities otherwise subject to restrictions or limitations or resale under, the 1933 Act ("Restricted Securities"), shall not be deemed illiquid solely by reason of being unregistered. Key Advisers or the Sub-Adviser determine whether a particular security is deemed to be liquid based on the
trading markets for the specific security and other factors.   However, because
state securities laws may limit the Fund's investment in Restricted Securities (regardless of the liquidity of the investment), investments in Restricted Securities resalable under Rule 144A will continue to be subject to applicable state law requirements until such time, if ever, that such limitations are changed.



       5. The Fund will not make short sales of securities, other than short sales "against the box," or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment program of the Fund.



       6. The Fund may invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the securities of any one investment company or invest more than 10% of its total assets in the securities of other investment companies. Pursuant to an exemptive order received by the Victory Portfolios from the Commission, the Fund may invest in the money market funds of the Victory Portfolios.



       7.     Buy state, municipal, or private activity bonds.



State Regulations



       In addition, the Fund, so long as its shares are registered under the securities laws of the State of Texas and such restrictions are required as a consequence of such registration, is subject to the following non-fundamental policies, which may be modified in the future by the Trustees without a vote of the Fund's shareholders: (i) the Fund has represented to the Texas State Securities Board, that it will not invest in oil, gas or mineral leases or purchase or sell real property (including limited partnership interests, but excluding readily marketable securities of companies which invest in real estate); and (ii) the Fund has represented to the Texas State Securities Board that it will not invest more than 5% of its net assets in warrants valued at the lower of cost or market; provided that, included within that amount, but not to exceed 2% of net assets, may be warrants which are not listed on the New York or American Stock Exchanges. For purposes of this restriction, warrants acquired in units or attached to securities are deemed to be without value.



       The policies and limitations listed above supplement those set forth in the Prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of the Fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Fund's acquisition of such security or other asset except in the case of borrowing (or other activities that may be deemed to result in the issuance of a "senior security" under the 1940 Act). Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund's investment policies and limitations. If the value of the Fund's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board of Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity.


FUTURE DEVELOPMENTS

       The Fund may take advantage of other investment practices which are not at present contemplated for use by the Fund or which currently are not available but which may be developed, to the extent such investment practices are both consistent with the Fund's investment objective and are legally permissible for the Fund. Such investment practices, if they arise, may involve risks which exceed those involved in the activities described in the Prospectus and Statement of Additional Information. Prior to commencing any new investment practice, the Fund will notify shareholders by means of prospectus supplement.


Portfolio Turnover



       The turnover rate stated in the Prospectus for the Fund's investment portfolio is calculated by dividing the lesser of the Fund's purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The calculation excludes all securities whose maturities, at the time of acquisition, were one year or less.



                       VALUATION OF PORTFOLIO SECURITIES

       Investment securities held by the Fund are valued on the basis of valuations provided by an independent pricing service, approved by the Board of Trustees, which uses information with respect to transactions of a security, quotations from dealers, market transactions in comparable securities, and various relationships between securities, in determining value. Specific investment securities which are not priced by the approved pricing service will be valued according to quotations obtained from dealers who are market makers in those securities. Investment securities with less than 60 days to maturity when purchased are valued at amortized cost which approximates market value. Investment securities not having readily available market quotations will be priced at fair value using a methodology approved in good faith by the Board of Trustees.


                                  PERFORMANCE

       As described in the Prospectus, from time to time the "standardized yield," "dividend yield," "average annual total return," "total return," and "total return at net asset value" of an investment in each class of Fund shares may be advertised. An explanation of how yields and total returns are calculated and the components of those calculations are set forth below.

       Yield and total return information may be useful to investors in reviewing the Fund's performance. The Fund's advertisement of its performance must, under applicable Commission rules, include the average annual total returns for the Fund for the 1, 5 and 10-year period (or the life of the class, if less) as of the most recently ended calendar quarter. This enables an investor to compare the Fund's performance to the performance of other funds for the same periods. However, a number of factors should be considered before using such information as a basis for comparison with other investments. An investment in the Fund is not insured; its yield and total return are not guaranteed and normally will fluctuate on a daily basis. When redeemed, an investor's shares may be worth more or less than their original cost. Yield and total return for any given past period are not a prediction or representation by the Victory Portfolios of future yields or rates of return on its shares. The yield and total returns of the Fund are affected by portfolio quality, portfolio maturity, the type of investments the Fund holds and its operating expenses.


       STANDARDIZED YIELDS. The Fund's "yield" (referred to as "standardized yield") for a given 30-day period for a class of shares is calculated using the following formula set forth in rules adopted by the Commission that apply to all funds that quote yields:



                   Standardized Yield = 2 [(a-b + 1)(6) - 1]
                                            ---
                                        cd



       The symbols above represent the following factors:



         a =     dividends and interest earned during the 30-day period.



         b = expenses accrued for the period (net of any expense reimbursements).



         c = the average daily number of shares of that class outstanding during the 30-day period that were entitled to receive dividends.


         d = the maximum offering price per share of the class on the last day of the period, adjusted for undistributed net investment income.


         The standardized yield for a 30-day period may differ from its yield for any other period. The Commission formula assumes that the standardized yield for a 30-day period occurs at a constant rate for a six-month period and is annualized at the end of the six-month period. This standardized yield is not based on actual distributions paid by the Fund to shareholders in the 30-day period, but is a hypothetical yield based upon the net investment income from the Fund's portfolio investments calculated for that period. The standardized yield may differ from the "dividend yield," described below. Additionally, because each class of shares is subject to different expenses, it is likely that the standardized yields of the Fund classes of shares will differ. The yield for the 30-day period ended October 31, 1995 was ____% .


         DIVIDEND YIELD AND DISTRIBUTION RETURN. From time to time the Fund may quote a "dividend yield" or a "distribution return." Dividend yield is based on the share dividends derived from net investment income during a stated period. Distribution return includes dividends derived from net investment income and from realized capital gains declared during a stated period. Under those calculations, the dividends and/or distributions declared during a stated period of one year or less (for example, 30 days) are added together, and the sum is divided by the maximum offering price per share of that class A) on the last day of the period. When the result is annualized for a period of less than one year, the "dividend yield" is calculated as follows:

Dividend Yield =    Dividends      +    Number of days (accrual period) x 365
                -------------------
                Max. Offering Price (last day of period)

         The maximum offering price for shares includes the maximum front-end sales charge.


         From time to time similar yield or distribution return calculations may also be made using the net asset value (instead of its respective maximum offering price) at the end of the period. The dividend yields at maximum offering price and net asset value for the 30-day period ended October 31, 1995 were ____% and ____%, respectively.

         TOTAL RETURNS. The "average annual total return" is an average annual compounded rate of return for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n") to achieve an Ending Redeemable Value ("ERV"), according to the following formula:

                 (ERV)(1n) - 1 = Average Annual Total Return
                  ---
                 ( P )

         The cumulative "total return" calculation measures the change in value of a hypothetical investment of $1,000 over an entire period of years. Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis. Total return is determined as follows:

                 ERV - P = Total Return
                 -------
                    P


         In calculating total returns, the current maximum sales charge of 4.75% (as a percentage of the offering price) is deducted from the initial investment ("P") (unless the return is shown at net asset value, as discussed below). Total returns also assume that all dividends and capital gains distributions during the period are reinvested to buy additional shares at net asset value per share, and that the investment is redeemed at the end of the period. The average annual total return and cumulative total return for the period ________________ (commencement of operations) to October 31, 1995 (life of fund) at maximum offering price were ___% and ____%, respectively. For the one and five year periods ended _______________, 1995 annual total returns were ______% and _____%, respectively.



         From time to time the Fund may also quote an "average annual total return at net asset value" or a cumulative "total return at net asset value." It is based on the difference in net asset value per share at the beginning and the end of the period for a hypothetical investment in that class of shares (without considering front-end or contingent sales charges) and takes into consideration the reinvestment of dividends and capital gains distributions. The average annual total return and cumulative total return for the period ________________ (commencement of operations) to October 31, 1995 (life of fund), at net asset value, was ____% and ___%, respectively. For the one and five year periods ended October 31, 1995, average annual total return was ___% and ___%, respectively.


         OTHER PERFORMANCE COMPARISONS. From time to time the Fund may publish the ranking of the performance of its shares by Lipper Analytical Services, Inc. ("Lipper"), a widely-recognized independent mutual fund monitoring service. Lipper monitors the performance of regulated investment companies, including the Fund, and ranks the performance of the Fund against (i) all other funds, excluding money market funds, and (ii) all other government bond funds. The Lipper performance rankings are based on total return that includes the reinvestment of capital gains distributions and income dividends but does not take sales charges or taxes into consideration.

         From time to time the Fund may publish the ranking of the performance of its shares by Morningstar, Inc., an independent mutual fund monitoring service that ranks mutual funds, including the Fund, in broad investment categories (equity, taxable bond, tax-exempt and other) monthly, based upon each fund's three, five and ten-year average annual total returns (when available) and a risk adjustment factor that reflects Fund performance relative to three-month U.S. Treasury bill monthly returns. Such returns are adjusted for fees and sales loads. There are five ranking categories with a corresponding number of stars: highest (5), above average (4), neutral (3), below average (2) and lowest (1). Ten percent of the funds, series or classes in an investment category receive 5 stars, 22.5% receive 4 stars, 35% receive 3 stars, 22.5% receive 2 stars, and the bottom 10% receive one star. Morningstar ranks the shares of the Fund in relation to other taxable bond funds.

         The total return on an investment made in shares of the Fund may be compared with the performance for the same period of one or more of the following indices: the Consumer Price Index, the Salomon Brothers World

Government Bond Index, the Standard & Poor's 500 Index, the Shearson Lehman Government/Corporate Bond Index, the Lehman Aggregate Bond Index, and the J.P. Morgan Government Bond Index. Other indices may be used from time to time.
The Consumer Price Index is generally considered to be a measure of inflation. The Salomon Brothers World Government Bond Index generally represents the performance of government debt securities of various markets throughout the world, including the United States. The Lehman Government/Corporate Bond Index generally represents the performance of intermediate and long-term government and investment grade corporate debt securities. The Lehman Aggregate Bond Index measures the performance of U.S. corporate bond issues, U.S. government securities and mortgaged-backed securities. The J.P. Morgan Government Bond Index generally represents the performance of government bonds issued by various countries including the United States. The S&P 500 Index is a composite index of 500 common stocks generally regarded as an index of U.S. stock market performance. The foregoing bond indices are unmanaged indices of securities that do not reflect reinvestment of capital gains or take investment costs into consideration, as these items are not application to indices.

         From time to time, the yields and the total returns of the Fund may be quoted in and compared to other mutual funds with similar investment objective in advertisements, shareholder reports or other communications to shareholders. The Fund may also include calculations in such communications that describe hypothetical investment results. (Such performance examples will be based on an express set of assumptions and are not indicative of the performance of any Fund.) Such calculations may from time to time include discussions or illustrations of the effects of compounding in advertisements. "Compounding" refers to the fact that, if dividends or other distributions on a Fund investment are reinvested by being paid in additional Fund shares, any future income or capital appreciation of the Fund would increase the value, not only of the original Fund investment, but also of the additional Fund shares received through reinvestment. As a result, the value of the Fund investment would increase more quickly than if dividends or other distributions had been paid in cash. The Fund may also include discussions or illustrations of the potential investment goals of a prospective investor (including but not limited to tax and/or retirement planning), investment management techniques, policies or investment suitability of Fund, economic conditions, legislative developments (including pending legislation), the effects of inflation and historical performance of various asset classes, including but not limited to stocks, bonds and Treasury bills. From time to time advertisements or communications to shareholders may summarize the substance of information contained in shareholder reports (including the investment composition of the Fund, as well as the views of the investment adviser as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to the Fund. The Fund may also include in advertisements, charts, graphs or drawings which illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to stock, bonds, Treasury bills and shares of Fund as well as charts or graphs which illustrate strategies such as dollar cost averaging, and comparisons of hypothetical yields of investment in tax-exempt versus taxable investments. In addition, advertisements or shareholder communications may include a discussion of certain attributes or benefits to be derived by an investment in Fund. Such advertisements or communications may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein. With proper authorization, Fund may reprint articles (or excerpts) written regarding the Fund and provide them to prospective shareholders. Performance information with respect to the Fund is generally available by calling 1-800- 539-3863.

         Investors may also judge, and the Fund may at times advertise, performance by comparing it to the performance of other mutual funds or mutual fund portfolios with comparable investment objectives and policies, which performance may be contained in various unmanaged mutual fund or market indices or rankings such as those prepared by Dow Jones & Co., Inc., Standard & Poor's Corporation, Lehman Brothers, Merrill Lynch, and Salomon Brothers, and in publications issued by Lipper Analytical Services, Inc. and in the following publications: IBC/Donoghue's Money Fund Reports, Ibottson Associates, Inc., Morningstar, CDA/Wiesenberger, Money Magazine, Forbes, Barron's, The Wall Street Journal, The New York Times, Business Week, American Banker, Fortune, Institutional Investor, U.S.A. Today. In addition to yield information, general information about the Fund that appears in a publication such as those mentioned above may also be quoted or reproduced in advertisements or in reports to shareholders.

         Advertisements and sales literature may include discussions of specifics of the portfolio manager's investment strategy and process, including, but not limited to, descriptions of security selection and analysis.

         Advertisements may also include descriptive information about the investment adviser, including, but not limited to, its status within the industry, other services and products it makes available, total assets under management, its investment philosophy.

         When comparing yield, total return and investment risk of an investment in the Fund with other investments, investors should understand that certain other investments have different risk characteristics than an investment in shares of the Fund. For example, certificates of deposit may have fixed rates of return and may be insured as to principal and interest by the FDIC, while the Fund's returns will fluctuate and its share values and returns are not guaranteed. Money market accounts offered by banks also may be insured by the FDIC and may offer stability of principal. U.S. Treasury securities are guaranteed as to principal and interest by the full faith and credit of the U.S. government. Money market mutual funds may seek to offer a fixed price per share.


            ADDITIONAL PURCHASE EXCHANGE AND REDEMPTION INFORMATION

         The Victory Portfolios (see "Description of Victory Portfolios" below) is open for business and the NAV is calculated on each Business Day. A Business Day is every day on which the NYSE is open for business, the Federal Reserve Bank of Cleveland is open and any other day (other than a day on which no shares of the Fund are tendered for redemption and no order to purchase any shares is received) during which there is sufficient trading in portfolio instruments that the Fund's net asset value per share might be materially affected. The NAV of each class is determined and its shares are priced as of the close of regular trading of the NYSE (generally 4:00 p.m. Eastern time (the "Valuation Time")) on each Business Day of the Fund. The NYSE or the Federal Reserve Bank of Cleveland will not be open in observance of the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day, and Christmas Day. The holiday closing schedule is subject to change.

         When the NYSE is closed, or when trading is restricted for any reason other than its customary weekend or holiday closings, or under emergency circumstances as determined by the Commission to warrant such action, the
Fund's Transfer Agent will determine the Fund's NAVs at Valuation Time.   The
Fund's NAV may be affected to the extent that its securities are traded on days that are not Business Days.


         [If, in the opinion of the Trustees, conditions exist which make cash payment undesirable, redemption payments may be made in whole or in part in securities or other property, valued for this purpose as they are valued in computing the NAV of the Fund. Shareholders receiving securities or other property on redemption may realize a gain or loss for tax purposes and will incur any costs of sale as well as the associated inconveniences.]


         Pursuant to Rule 11a-3 under the 1940 Act, the Fund is required to give shareholders at least 60 days' notice prior to terminating or modifying the Fund's exchange privilege. Under the Rule, the 60-day notification requirement may be waived if (i) the only effect of a modification would be to reduce or eliminate an administrative fee, redemption fee or deferred sales charge ordinarily payable at the time of exchange or (ii) the Fund temporarily suspends the offering of shares as permitted under the 1940 Act or by the SEC or because it is unable to invest amounts effectively in accordance with its investment objective and policies.


         In the Prospectus, the Victory Portfolios, Key Advisers and the Sub-Adviser have notified shareholders that they reserve the right at any time without prior notice to shareholders to refuse exchange purchases by any person or group if, in Key Advisers or the Sub-Adviser's judgment, the Fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.



                        ADDITIONAL PURCHASE INFORMATION

         REDUCED SALES CHARGE. Reduced sales charges are applicable to purchases of $50,000 or more alone or in combination with purchases of shares of other Victory Portfolios made at any one time. To obtain the reduction of the sales charge, you or your investment professional must notify the Transfer Agent at the time of purchase whenever a quantity discount is applicable to your purchase. Upon such notification, you will receive the lowest applicable sales charge.

         In addition to investing at one time in any combination of shares of the Victory Portfolios in an amount entitling you to a reduced sales charge, you may qualify for a reduction in the sales charge under the following programs:

         COMBINED PURCHASES. When you invest in shares of the Victory Portfolios for several accounts at the same time, you may combine these investments into a single transaction if purchased through one investment professional, and if the total is $50,000 or more. The following may qualify for this privilege: an individual, or "company" as defined in Section 2(a)(8) of the 1940 Act; an individual, spouse, and their children under age 21 purchasing for his, her, or their own account; a trustee, administrator or other fiduciary purchasing for a single trust estate or single fiduciary account or for a single or a parent-subsidiary group of "employee benefit plans" (as defined in Section 3(3) of ERISA); and tax-exempt organizations under Section 501(c)(3) of the Internal Revenue Code.

         RIGHTS OF ACCUMULATION. Your "Rights of Accumulation" permit reduced sales charges on future purchases of shares after you have reached a new breakpoint. You can add the value of existing Victory Portfolios shares held by you, your spouse, and your children under age 21, determined at the previous day's NAV at the close of business, to the amount of your new purchase valued at the current offering price to determine your reduced sales charge.

         LETTER OF INTENT. If you anticipate purchasing $50,000 or more of shares of the Fund alone or in combination with shares of certain other Victory Portfolios within a 13-month period, you may obtain shares of the portfolios at the same reduced sales charge as though the total quantity were invested in one lump sum, by filing a non-binding Letter of Intent (the "Letter") within 90 days of the start of the purchases. Each investment you make after signing the Letter will be entitled to the sales charge applicable to the total investment indicated in the Letter. For example, a $2,500 purchase toward a $60,000 Letter would receive the same reduced sales charge as if the $60,000 had been invested at one time. To ensure that the reduced price will be received on future purchases, you or your investment professional must inform the transfer agent that the Letter is in effect each time shares are purchased. Neither income dividends nor capital gain distributions taken in additional shares will apply toward the completion of the Letter.

         Your initial investment must be at least 5% of the total amount you plan to invest. Out of the initial purchase, 5% of the dollar amount specified in the Letter will be registered in your name and held in escrow. The shares held in escrow cannot be redeemed or exchanged until the Letter is satisfied or the additional sales charges have been paid. You will earn income dividends and capital gain distributions on escrowed shares. The escrow will be released when your purchase of the total amount has been completed. You are not obligated to complete the Letter.

         If you purchase more than the amount specified in the Letter and qualify for a further sales charge reduction, the sales charge will be adjusted to reflect your total purchase at the end of 13 months. Surplus funds will be applied to the purchase of additional shares at the then current offering price applicable to the total purchase.

         If you do not complete your purchase under the Letter within the 13-month period, your sales charge will be adjusted upward, corresponding to the amount actually purchased, and if after written notice, you do not pay the increased sales charge, sufficient escrowed shares will be redeemed to pay such charge.

                        ADDITIONAL EXCHANGE INFORMATION

         Shares of the Victory Portfolios (see "Description of Victory Portfolios" below) may be exchanged for shares of any Victory money market fund or any other fund of the Victory Portfolios with the same or a lower sales charge. Shares of any Victory money market portfolio or any fund of the Victory Portfolios with a reduced sales charge may be exchanged for shares of the Fund upon payment of the difference in the sales charge.


                       ADDITIONAL REDEMPTION INFORMATION

         REINSTATEMENT PRIVILEGE. Within 90 days of a redemption, a shareholder may reinvest all or part of the redemption proceeds of shares of the Fund or any of the other Victory Portfolios into which shares of the Fund are exchangeable as described below, at the net asset value next computed after receipt by the Transfer Agent of the reinvestment order. No charge is currently made for reinvestment in shares of the Fund but a reinvestment in shares of certain other Victory Portfolios is subject to a $5.00 service fee. The shareholder must ask the Distributor for such privilege at the time of reinvestment. Any capital gain that was realized when the shares were redeemed is taxable, and reinvestment will not alter any capital gains tax payable on that gain. If there has been a capital loss on the redemption, some or all of the loss may not be tax deductible, depending on the timing and amount of the reinvestment. Under the Internal Revenue Code, if the redemption proceeds of Fund shares on which a sales charge was paid are reinvested in shares of the Fund or another of the Victory Portfolios within 90 days of payment of the sales charge, the shareholder's basis in the shares of the Fund that were redeemed may not include the amount of the sales charge paid. That would reduce the loss or increase the gain recognized from redemption. The Fund may amend, suspend or cease offering this reinvestment privilege at any time as to shares redeemed after the date of such amendment, suspension or cessation. You must reinstate your shares into an account with the same registration. This privilege may be exercised only once by a shareholder with respect to the Fund. For information on which funds are available for the Reinstatement Privilege, please consult your program materials.

                          DIVIDENDS AND DISTRIBUTIONS

         The Fund ordinarily declares and pays dividends from its net investment income quarterly. The Fund distributes substantially all of its net investment income and net capital gains, if any, to shareholders within each calendar year as well as on a fiscal year basis to the extent required for the Fund to qualify for favorable federal tax treatment.

         The amount of distributions may vary from time to time depending on market conditions and the composition of the Fund's portfolio.

         For this purpose, the net income of the Fund, from the time of the immediately preceding determination thereof, shall consist of all interest income accrued on the portfolio assets of the Fund, dividend income, if any, income from securities loans, if any, and realized capital gains and losses on the Fund assets, less all expenses and liabilities of the Fund chargeable against income. Interest income shall include discount earned, including both original issue and market discount, on discount paper accrued ratably to the date of maturity. Expenses, including the compensation payable to Key Advisers or the Sub-Adviser, are accrued each day. The expenses and liabilities of the Fund shall include those appropriately allocable to the Fund as well as a share of the general expenses and liabilities of the Victory Portfolios in proportion to the Fund's share of the total net assets of the Victory Portfolios.

Additional Tax Information

         It is the policy of the Fund to qualify for the favorable tax treatment accorded regulated investment companies ("RICs") under Subchapter M of the Code, for so long as such qualification is in the best interest of its shareholders. By following such policy and distributing its income and gains currently with respect to each taxable year, the Fund expects to eliminate or reduce to a nominal amount the federal income and excise taxes to which it may otherwise be subject.

         In order to qualify as a RIC, the Fund must, among other things, (1) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock or securities, foreign currencies or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities or currencies, (2) derive less than 30% of its gross income from the sale or other disposition of stock, securities, options, futures, forward contracts, and certain foreign currencies (or options, futures, or forward contracts on foreign currencies) held for less than three months, and (3) diversify its holdings so that at the end of each quarter of its taxable year (i) at least 50% of the market value of the Fund's assets is represented by cash or cash items, U.S. Government securities, securities of other RICs and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities) or of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses. These requirements may restrict the degree to which the Fund may engage in short-term trading and concentrate investments. If the Fund qualifies as a RIC, it will not be subject to federal income tax on the part of its net investment income and net realized capital gains, if any, that it distributes to shareholders with respect to each taxable year within the time limits specified in the Code.

         A non-deductible excise tax is imposed on regulated investment companies that do not distribute in each calendar year an amount equal to 98% of their ordinary income for the year plus 98% of their capital gain net income for the 1-year period ending on October 31 of such calendar year. The balance of such income must be distributed during the following calendar year. If distributions during a calendar year are less than the required amount, the fund is subject to a non-deductible excise tax equal to 4% of the deficiency.

         Certain investment and hedging activities of the Fund, including transactions in options, futures contracts, hedging transactions, forward contracts, straddles, foreign currencies, and foreign securities, are subject to special tax rules. In a given case, these rules may accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert short-term capital losses into long-term capital losses, or otherwise affect the character of the Fund's income. These rules could therefore affect the amount, timing and character of distributions to shareholders. The Fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interest of the Fund and its shareholders.

         The Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of taxable dividends paid to any shareholder who has failed to provide (or provided an incorrect) tax identification number, or is subject to withholding pursuant to a notice from the Internal Revenue Service for failure to properly include on his or her income tax return payments of interest or dividends. This "backup withholding" is not an additional tax, and any amounts withheld may be credited against the shareholder's ultimate U.S. tax liability.

         Information set forth in the Prospectus and this Statement of Additional Information that relates to federal taxation is only a summary of certain key federal tax considerations generally affecting purchasers of shares of the Fund. No attempt has been made to present a complete explanation of the federal tax treatment of a Fund or itsshareholders, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential purchasers of shares of the Fund of these Portfolios are urged to consult their tax advisers with specific reference to their own tax circumstances. In addition, the tax discussion in the Prospectus and this Statement of Additional Information is based on tax law in effect on the date of the Prospectus and this Statement of Additional Information; such laws and regulations may be changed by legislative, judicial or administrative action, sometimes with retroactive effect.

                      MANAGEMENT OF THE VICTORY PORTFOLIOS



Board of Trustees



         Overall responsibility for management of the Victory Portfolios rests with the Trustees, who are elected by the shareholders of the Victory Portfolios. The Victory Portfolios are managed by the Trustees in accordance with the laws of the State of Delaware governing business trusts. There are currently seven Trustees, six of whom are not "interested persons" of the Victory Portfolios within the meaning of that term under the 1940 Act. The Trustees, in turn, elect the officers of the Victory Portfolios to supervise actively its day-to-day operations.



         The Trustees of the Victory Portfolios, their addresses, ages and their principal occupations during the past five years are as follows:




                                       Position(s) Held
                                       With the Victory                    Principal Occupation
Name, Address and Age                  Portfolios                          During Past 5 Years
---------------------                  ----------------                    --------------------
Leigh A. Wilson, 51*                   Trustee and                         From 1989 to present, Chairman and
Glenleigh International Ltd.           President                           Chief Executive Officer, Glenleigh
53 Sylvan Road North                                                       International Limited; previously
Westport, CT  06880                                                        Chief Executive Officer, Paribas
                                                                           North America and Paribas
                                                                           Corporation; Trustee, The Victory
                                                                           Funds and Spears, Benzak, Salomon
                                                                           and Farrell ("SBSF") Funds.

Robert G. Brown, 72                    Trustee                             Retired; from October 1983 to
5460 N. Ocean Drive                                                        November 1990, President,
Singer Island, Rivera Beach,                                               Cleveland Advanced Manufacturing
Florida  33404                                                             Program (non-profit corporation
                                                                           engaged in regional economic
                                                                           development).


---------------


* Mr. Wilson is deemed to be an "interested person" of the Victory Portfolios under the 1940 Act solely by reason of his position as President.

                                       Position(s) Held
                                       With the Victory                    Principal Occupation
Name, Address and Age                  Portfolios                          During Past 5 Years
---------------------                  ----------------                    --------------------
Edward P. Campbell, 46                 Trustee                             From March 1, 1994 to present,
Nordson Corporation                                                        Executive Vice President and Chief
28601 Clemens Road                                                         Operating Officer of Nordson
Westlake, OH  44145                                                        Corporation (manufacturer of
                                                                           application equipment); from May
                                                                           1988 to March 1994, Vice President
                                                                           of Nordson Corporation; from 1987
                                                                           to December 1994, member of the
                                                                           Supervisory Committee of Society's
                                                                           Collective Investment Retirement
                                                                           Fund; from May 1991 to August
                                                                           1994, Trustee, Financial Reserves
                                                                           Fund and from May 1993 to August
                                                                           1994, Trustee, Ohio Municipal
                                                                           Money Market Fund; Trustee, The
                                                                           Victory Funds and SBSF.

Dr. Harry Gazelle, 68                  Trustee                             Retired radiologist, Drs. Hill and
17822 Lake Road                                                            Thomas Corp.; Trustee, The Victory
Lakewood, OH 44107                                                         Funds.

Dr. Thomas F. Morrissey, 62            Trustee                             1995 Visiting Scholar, Bond
Weatherhead School of                                                      University, Queensland, Australia;
   Management                                                              Professor, Weatherhead School of
Case Western Reserve                                                       Management, Case Western Reserve
  University                                                               University; from 1989 to 1995,
10900 Euclid Avenue                                                        Associate Dean of Weatherhead
Cleveland, OH  44106-7235                                                  School of Management and
                                                                           Professor, Case Western Reserve
                                                                           University; from 1987 to December
                                                                           1994, Member of the Supervisory
                                                                           Committee of Society's Collective
                                                                           Investment Retirement Fund; from
                                                                           May  1991 to August 1994, Trustee,
                                                                           Financial Reserves Fund and from
                                                                           May 1993 to August 1994, Trustee,
                                                                           Ohio Municipal Money Market Fund;
                                                                           Trustee, The Victory Funds.

Stanley I. Landgraf, 70                Trustee                             Retired; currently, Trustee,
41 Traditional Lane                                                        Rensselaer Polytechnic Institute;
Albany, NY  12211                                                          Director, Elenel Corporation and
                                                                           Mechanical Technology, Inc.;
                                                                           Member, Board of Overseers, School
                                                                           of Management, Rensselaer
                                                                           Polytechnic Institute; Member, The
                                                                           Fifty Group (a Capital Region
                                                                           business organization); Trustee,
                                                                           The Victory Funds.

                                       Position(s) Held
                                       With the Victory                    Principal Occupation
Name, Address and Age                  Portfolios                          During Past 5 Years
---------------------                  ----------------                    --------------------
H. Patrick Swygert, 52                 Trustee                             President, Howard University;
Howard University                                                          formerly President, State
2400 6th Street, N.W.                                                      University of New York at Albany;
Suite 320                                                                  formerly, Executive Vice
Washington, DC  20059                                                      President, Temple University;
                                                                           Trustee, The Victory Funds.



         The Board presently has an Investment Policy Committee and a Business, Legal, and Audit Committee. The members of the Investment Policy Committee are Messrs. Landgraf (Chairman), Morrissey and Brown, who will serve until May 1996. The function of the Investment Policy Committee is to review the existing investment policies of the Victory Portfolios, including the levels of risk and types of funds available to shareholders, and make recommendations to the Board of Trustees regarding the revision of such policies or, if necessary, the submission of such revisions to the Victory Portfolios' shareholders for their consideration. The members of the Business, Legal and Audit Committee are Messrs. Swygert (Chairman), Campbell and Gazelle who will serve until May 1996. The function of the Business, Legal and Audit Committee is to recommend independent auditors and monitor accounting and financial matters; to nominate persons to serve as disinterested Trustees and Trustees to serve on committees of the Board; and to review compliance and contract matters.



         The Investment Policy Committee met four times during the 12 months ended October 31, 1995. The Business, Legal and Audit Committee was constituted on May 24, 1995 (and has met twice since then) and replaced the Audit Committee, the Legal Committee and the Nominating Committee, which met three times, one time and one time, respectively, during the 12 month period ended October 31, 1995.



REMUNERATION OF TRUSTEES AND CERTAIN EXECUTIVE OFFICERS



         Effective June 1, 1995, each Trustee (other than Leigh A. Wilson) receives an annual fee of $27,000 for serving as Trustee of all the fnds of the Victory Portfolios, and an additional per meeting fee ($2,400 in person and $1,200 per telephonic meeting).



         Effective June 1, 1995, Leigh A. Wilson receives an annual fee of $33,000 for serving as President and Trustee for all of the fnds of the Victory Portfolios, and an additional per meeting fee ($3,000 in person and $1,500 per telephonic meeting).



         The following table indicates the compensation received by each Trustee from the Fund and from the Victory "Fund Comples"* during the fiscal year ended October 31, 1995.



                                       Pension or
                                       Retirement        Estimated Annual       Total         Total Compensation
                                  Benefits Accrued as        Benefits        Compensation         from Victory
                                   Portfolio Expenses     Upon Retirement     from Fund        "Fund Complex"*
                                  -------------------    ----------------    ------------     ------------------
Robert G. Brown, Trustee  . .             -0-                  -0-             $1,155.92          $39,815.98

Edward P. Campbell, Trustee .             -0-                  -0-                922.20           33,799.68

Harry Gazelle, Trustee  . . .             -0-                  -0-                969.26           35,916.98

John W. Kemper,# Trustee  . .             -0-                  -0-                581.73           22,567.31

Thomas F. Morrissey, Trustee.             -0-                  -0-              1,045.87           40,366.98

Stanley I. Landgraf, Trustee.             -0-                  -0-                960.31           34,615.98

Leigh A. Wilson, Trustee  . .             -0-                  -0-              1,143.77           46,716.97

H. Patrick Swygert, Trustee .             -0-                  -0-              1,045.87           37,116.98

John D. Buckingham, Trustee .             -0-                  -0-                495.35           18,841.89

John R. Young,# Trustee . . .             -0-                  -0-                590.17           21,963.81



#        Resigned


---------------


* For certain Trustees, these amounts include compensation received from The Victory Funds (which were reorganized into the Victory Portfolios Current Company as of June 5, 1995), the SBSF Funds (the investment adviser of which was acquired by KeyCorp effective April, 1995) and Society's Collective Investment Retirement Funds, which were reorganized into the Victory Balanced Fund and Victory Government Mortgage Fund as of December 19, 1994. There are presently 28 mutual funds from which the above-named Trustees are compensated in the Victory "Fund Complex," but not all of the above-named Trustees serve on the boards of each fund in the "Fund Complex."



Officers



                 The officers of the Victory Portfolios, their addresses, ages and principal occupations during the past five years are as follows:



                                     Position with the                    Principal occupation
  Name                               Victory Portfolios                   during past 5 years
  ----                               ------------------                   -------------------
Leigh A. Wilson, 51                  President and Trustee                From 1989 to present,  Chairman and
Glenleigh International Ltd.                                              Chief Executive  Officer, Glenleigh
53 Sylvan Road North                                                      International Limited;  from  1984-
Westport, CT  06880                                                       1989,   Chief   Executive  Officer,
                                                                          Paribas  North America  and Paribas
                                                                          Corporation; Trustee to The Victory
                                                                          Funds and SBSF Funds.


William B. Blundin, 57               Vice President                       Senior Vice President of BISYS Fund
BISYS Fund Services                                                       Services;    officer    of    other
125 West 55th Street                                                      investment  companies  administered
New York, New York 10019                                                  by  BISYS Fund  Services; President
                                                                          and  Chief   Executive  Officer  of
                                                                          Vista Broker-Dealer Services, Inc.,
                                                                          Emerald Asset  Management, Inc. and
                                                                          BNY  Hamilton  Distributors,  Inc.,
                                                                          registered broker/dealers.

J. David Huber, 49                   Vice President                       Executive  Vice  President,   BISYS
BISYS Fund Services                                                       Fund Services.
3435 Stelzer Road
Columbus, OH 43219-3035

Scott A. Englehart, 33               Secretary                            From   October  1990   to  present,
BISYS Fund Services                                                       employee  of  BISYS  Fund Services,

3435 Stelzer Road                                                         Inc.;  from 1985  to October  1990,
Columbus, OH 43219-3035                                                   Manager  of  Banking  Center, Fifth
                                                                          Third Bank.

George O. Martinez, 36               Assistant Secretary                  From March 1995 to  present, Senior
BISYS Fund Services                                                       Vice  President   and  Director  of
3435 Stelzer Road                                                         Legal   and   Compliance  Services,
Columbus, OH 43219-3035                                                   BISYS  Fund   Services;  from  June
                                                                          1989-March 1995, Vice President and
                                                                          Associate General Counsel, Alliance
                                                                          Capital Management.
Martin R. Dean, 32                   Treasurer                            From May 1994 to  present, employee
BISYS Fund Services                                                       of   BISYS   Fund   Services;  from
3435 Stelzer Road                                                         January  1987 - April  1994, Senior
Columbus, OH 43219-3035                                                   Manager, KPMG Peat Marwick.

Adrian J. Waters, 33                 Assistant Treasurer                  From May 1993  to present, employee
BISYS Fund Services (Ireland)                                             of BISYS Fund  Services; from 1989-
Limited                                                                   May     1993,     Manager,    Price
ITI House                                                                 Waterhouse.
12 Earlsfort Terrace
Dublin 2, Ireland



The mailing address of each of the officers of the Victory Portfolios is 3435 Stelzer Road, Columbus, Ohio 43219-3035.



The officers of the Victory Portfolios (other than Leigh Wilson) receive no compensation directly from the Victory Portfolios for performing the duties of their offices. BISYS Fund Services, Inc. receives fees from the Victory Portfolios for acting as Administrator.



         As of January 6, 1996, the Trustees and officers as a group owned beneficially less than 1% of the Fund.



Investment Adviser and Sub-Adviser



         Key Advisers was organized as an Ohio corporation on July 27, 1995 and is registered as an investment adviser under the Investment Act of 1940. It is a wholly-owned subsidiary of KeyCorp Asset Management Holdings, Inc., which is a wholly-owned subsidiary of Society National Bank, a wholly-owned subsidiary of KeyCorp. Affiliates of Key Advisers manage approximately $37 billion for numerous clients including large corporate and public retirement plans, Taft-Hartley plans, foundations and endowments, high net worth individuals and mutual funds.



         KeyCorp, a financial services holding company, is headquartered at 127 Public Square, Cleveland, Ohio 44114. As of June 30, 1995, KeyCorp had an asset base of $67.5 billion, with banking offices in 25 states from Maine to Alaska, and trust and investment offices in 16 states. KeyCorp is the resulting entity of the merger in 1994 of Society Corporation, the bank holding company of which Society National Bank was a wholly-owned subsidiary, and KeyCorp, the former bank holding company. KeyCorp's major business activities include providing traditional banking and associated financial services to consumer, business and commercial markets. Its non-bank subsidiaries include investment advisory, securities brokerage, insurance, bank credit card processing, and mortgage leasing companies. Society National Bank is the lead affiliate bank of KeyCorp.

         The following table lists the advisory fees for each mutual fund that is advised by Key Advisers.



 .25 OF 1% OF AVERAGE DAILY NET ASSETS
        Victory Institutional Money Market Fund*



 .35 OF 1% OF AVERAGE DAILY NET ASSETS
        Victory Prime Obligations Fund*
        Victory U.S. Government Obligations Fund*
        Victory Tax-Free Money Market Fund*



 .50 OF 1% OF AVERAGE DAILY NET ASSETS
        Victory Ohio Municipal Money Market Fund*
        Victory Limited Term Income Fund*
        Victory Government Mortgage Fund*
        Victory Financial Reserves Fund*
        Victory Fund for Income #



 .55 OF 1% OF AVERAGE DAILY NET ASSETS
        Victory National Municipal Bond Fund*
        Victory Government Bond Fund*
        Victory New York Tax-Free Fund*



 .60 OF 1% OF AVERAGE DAILY NET ASSETS
        Victory Ohio Municipal  Bond Fund*
        Victory Stock Index Fund*



 .65 OF 1% OF AVERAGE DAILY NET ASSETS
        Victory Diversified Stock Fund*



 .75 OF 1% OF AVERAGE DAILY NET ASSETS
        Victory Intermediate Income Fund*
        Victory Investment Quality Bond Fund*
        Victory  Ohio Regional Stock Fund*



1% OF AVERAGE DAILY NET ASSETS
        Victory  Balanced Fund*
        Victory Value Fund*
        Victory Growth Fund*
        Victory Special Value Fund*
        Victory Special Growth Fund+



1.10% OF AVERAGE DAILY ASSETS
        Victory International Growth Fund*



# First Albany Asset Management Corporation serves as sub-adviser to the Victory Fund for Income, for which it receives .20% of average daily net assets.



+/- T. Rowe Price Associates, Inc. serves as sub-adviser to Society Special Growth Fund, for which it receives .25% of average daily net assets up to $100 million and .20% of average daily net assets in excess of $100 million.

* Society Asset Management, Inc. (the Sub-adviser) serves as sub-adviser to each of these funds. For its services under the investment sub-advisory agreement Key Advisers pays the Sub-Adviser sub-advisory fees at rates (based on an annual percentage of average daily net assets) whch vary according to the table set forth below:

For the Victory Diversified Stock Fund, Growth Fund, Stock Index Fund and Value
Fund:



                                   Rate of
     Net Assets               Sub-Advisory Fee*
     ----------               -----------------
Up to $10,000,000                   0.65%
Next $15,000,000                    0.50%
Next $25,000,000                    0.40%
Above $50,000,000                   0.35%




For the Victory International Growth Fund, Ohio Regional Stock Fund and Special Value Fund:



                                   Rate of
     Net Assets               Sub-Advisory Fee*
     ----------               -----------------
Up to $10,000,000                   0.90%
Next $15,000,000                    0.70%
Next $25,000,000                    0.55%
Above $50,000,000                   0.45%


---------------


* As a percentage of average daily net assets. The Sub-Adviser has the right to voluntarily waive any portion of the sub- advisory fee from time to time.




For the Victory Intermediate Income Fund, Investment Quality Bond Fund, Limited Term Income Fund, Ohio Municipal Bond Fund, Government Bond Fund, Government Mortgage Fund, National Municipal Bond Fund and New York Tax-Free Fund:



                                   Rate of
     Net Assets               Sub-Advisory Fee*
     ----------               -----------------
Up to $10,000,000                   0.40%
Next $15,000,000                    0.30%
Next $25,000,000                    0.25%
Above $50,000,000                   0.20%




For the Victory Prime Obligations Fund, Tax-Free Money Market Fund, U.S. Government Obligations Fund, Financial Reserves Fund, Institutional Money Market Fund and Ohio Municipal Money Market Fund:



                                   Rate of
     Net Assets               Sub-Advisory Fee*
     ----------               -----------------
Up to $10,000,000                   0.25%
Next $15,000,000                    0.20%
Next $25,000,000                    0.15%
Above $50,000,000                   0.125%


---------------


* As a percentage of average daily net assets. The Sub-Adviser has the right to voluntarily waive any portion of the sub- advisory fee from time to time.




                          ADVISORY AND OTHER CONTRACTS



         Unless sooner terminated, the Investment Advisory Agreement between Key Advisers and the Fund provides that it will continue in effect as to the Fund for an initial two-year term and for consecutive one-year terms thereafter, provided that such continuance is approved at least annually by the Victory Portfolios' Trustees or by vote of a majority of the outstanding shares of such Fund (as defined under "GENERAL INFORMATION - Miscellaneous" in the Prospectuses), and, in either case, by a majority of the Trustees who are not parties to the Investment Advisory Agreement or interested persons (as defined in the 1940 Act) of any party to the Investment Advisory Agreement, by votes cast in person at a meeting called for such purpose.



         The Investment Advisory Agreement is terminable as to the Fund at any time on 60 days' written notice without penalty by the Trustees, by vote of a majority of the outstanding shares of the Fund, or by Key Advisers. The Investment Advisory Agreement also terminates automatically in the event of any assignment, as defined under the 1940 Act.

         The Investment Advisory Agreement provides that Key Advisers shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of services pursuant to the Investment Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of Key Advisers in the performance of its duties, or from reckless disregard by it of either duties and obligations thereunder.



         Under the Investment Advisory Agreement, Key Advisers has agreed to provide the investment advisory services described in the Prospectus. For the services provided and expenses assumed pursuant to the Investment Advisory Agreement, the Fund pays Key Advisers a fee, computed daily and paid monthly, at the annual rate of fifty one-hundredths of one percent (.50%) of the average daily net assets of the Fund.



         Prior to January, 1993, Society National Bank served as investment adviser to the Fund. From January 1, 1993 until December 31, 1995, Society Asset Management, Inc. served as investment adviser to the Fund. For the fiscal years ended October 31, 1993, October 31, 1994 and 1995 the Fund paid investment advisory fees of $336,168, $421,108, and ________, respectively, after fee reductions of $4,560, $6,157 and $________ respectively.



         Under the Investment Advisory Agreement, Key Advisers may delegate a portion of its responsibilities to a sub-adviser. In addition, the Investment Advisory Agreement provides that Key Advisers may render services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser of the Fund and are under the common control of KeyCorp as long as all such persons are functioning as part of an organized group of persons, managed by authorized officers of Key Advisers.



         Key Advisers has entered into an investment sub-advisory agreement with its affiliate, Society Asset Management, Inc. on behalf of the Fund. The Sub-Adviser is a wholly-owned subsidiary of KeyCorp Asset Management Holdings, Inc. With respect to the day to day management of the Fund, under the sub-advisory agreement, the Sub-Adviser makes decisions concerning, and places all orders for, purchases and sales of securities and helps maintain the records relating to such purchases and sales. The Sub-Adviser may, in its discretion, provide such services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser to the Company under applicable laws and are under the common control of KeyCorp; provided that (i) all persons, when providing services under the sub-advisory agreement, are functioning as part of an organized group of persons, and (ii) such organized group of persons is managed at all times by authorized officers of the Sub-Adviser. This arrangement will not result in the payment of additional fees by the Fund.

Glass-Steagall Act

         In 1971 the United States Supreme Court held in Investment Company Institute v. Camp that the federal statute commonly referred to as the Glass-Steagall Act prohibits a national bank from operating a fund for the collective investment of managing agency accounts. Subsequently, the Board of Governors of the Federal Reserve System (the "Board") issued a regulation and interpretation to the effect that the Glass-Steagall Act and such decision:
(a) forbid a bank holding company registered under the Federal Bank Holding Company Act of 1956 (the "Holding Company Act") or any non-bank affiliate thereof from sponsoring, organizing, or controlling a registered, open-end investment company continuously engaged in the issuance of its shares, but (b) do not prohibit such a holding company or affiliate from acting as investment adviser, transfer agent, and custodian to such an investment company. In 1981 the United States Supreme Court held in Board of Governors of the Federal Reserve System v. Investment Company Institute that the Board did not exceed its authority under the Holding Company Act when it adopted its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisers to registered closed-end investment companies.
In the Board of Governors case, the Supreme Court also stated that if a national bank complied with the restrictions imposed by the Board in its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisers to investment companies, a national bank performing investment advisory services for an investment company would not violate the Glass-Steagall Act.


         Key Advisers and the Sub-Adviser believe that they may perform the services for the Victory Portfolios contemplated by the Prospectus, this Statement of Additional Information, and the Investment Advisory Agreemeent (and Sub-Advisory Agreement) with the Victory Portfolios without violation of applicable statutes and regulations and has so represented in its Investment Advisory Agreement (Sub-Advisory Agreement) with the Victory Portfolios. Key Trust Company of Ohio, N.A. believes that it may perform the services for the Victory Portfolios contemplated by the Prospectus, this Statement of Additional Information, and the Shareholder Servicing Agreement with the Victory Portfolios (as described below) without violation of applicable statutes and regulations and has so represented in such Shareholder Servicing Agreement. Future changes in either federal or state statutes and regulations relating to the permissible activities of banks or bank holding companies and the subsidiaries or affiliates of those entities, as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations, could prevent or restrict Key Trust Company of Ohio, N.A., Key Advisers or the Sub-Adviser from continuing to perform such services for the Victory Portfolios. Depending upon the nature of any changes in the services which could be provided by Key Trust Company of Ohio, N.A., Key Advisers or the Sub-Adviser the Trustees of the Victory Portfolios would review the Victory Portfolios' relationship with Key Trust Company of Ohio, N.A., Key Advisers or the Sub-Adviser and consider taking all action necessary in the circumstances.



         Should future legislative, judicial, or administrative action prohibit or restrict the proposed activities of Key Trust Company of Ohio, N.A., Key Advisers or the Sub-Adviser and its affiliated and correspondent banks and other non-bank affiliates in connection with customer purchases of shares of the Victory Portfolios, the banks and such non-bank affiliates might be required to alter materially or discontinue the services offered by them to customers. It is not anticipated, however, that any change in the Victory Portfolios' method of operations would affect its net asset value per share or result in financial losses to any customer.



         From time to time, advertisements, supplemental sales literature and information furnished to present or prospective shareholders of the Fund may include descriptions of Key Trust Company of Ohio, N.A., Key Advisers and the Sub-Adviser including, but not limited to, (i) descriptions of the operations of Key Trust Company of Ohio, N.A., Key Advisers and the Sub-Adviser; (ii) descriptions of certain personnel and their functions; and (iii) statistics and rankings related to the operations of Key Trust Company of Ohio, N.A., Key Advisers and the Sub-Adviser.

Portfolio Transactions



         Pursuant to the Investment Advisory Agreement (Sub-Advisory Agreement), Key Advisers or the Sub-Adviser determines, subject to the general supervision of the Trustees of the Victory Portfolios, and in accordance with the Fund's investment objective and restrictions, which securities are to be purchased and sold by the Fund, and which brokers are to be eligible to execute its portfolio transactions. Purchases from underwriters and/or broker-dealers of portfolio securities include a commission or concession paid by the issuer to the underwriter and/or broker-dealer and purchases from dealers serving as market makers may include the spread between the bid and asked price. While Key Advisers and the Sub-Adviser generally seek competitive prices (inclusive of any spread or commission), the Fund may not necessarily pay the lowest prices available on each transaction, for reasons discussed below.



         Allocation of transactions, including their frequency, to various dealers is determined by Key Advisers or the Sub-Adviser in their best judgment and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. Subject to this consideration, dealers who provide supplemental investment research to Key Advisers or the Sub-Adviser may receive orders for transactions by the Victory Portfolios. Information so received is in addition to and not in lieu of services required to be performed by Key Advisers or the Sub-Adviser and does not reduce the advisory (sub-advisory) fees payable to Key Advisers or the Sub-Adviser by the Victory Portfolios.
Such information may be useful to Key Advisers or the Sub-Adviser in serving both the Victory Portfolios and other clients and, conversely, such supplemental research information obtained by the placement of orders on behalf of other clients may be useful to Key Advisers or the Sub-Adviser in carrying out its obligations to the Victory Portfolios. In the future, the Trustees may also authorize the allocation of brokerage to affiliated broker-dealers on an agency basis to effect portfolio transactions. In such event, the Trustees will adopt procedures incorporating the standards of Rule 17e-1 under the 1940 Act, which requires that the commission paid to affiliated broker-dealers be "reasonable and fair compared to the commission, fee or other remuneration received, or to be received, by other brokers in connection with comparable transactions involving similar securities during a comparable period of time." At times, the Fund may also purchase portfolio securities directly from dealers acting as principals, underwriters or market makers. As these transactions are usually conducted on a net basis, no brokerage commissions are paid by the Fund.



         The Victory Portfolios will not execute portfolio transactions through, acquire portfolio securities issued by, make savings deposits in, or enter into repurchase or reverse repurchase agreements with Key Advisers, the Sub-Adviser, Key Trust Company of Ohio, N.A. or its affiliates, Concord Holding Corporation, Victory Broker-Dealer Services, Inc. or their affiliates, and will not give preference to Key Trust Company of Ohio, N.A.'s correspondent banks or affiliates, or Concord Holding Corporation or Victory Broker-Dealer Services, Inc. with respect to such transactions, securities, savings deposits, repurchase agreements, and reverse repurchase agreements.



         Investment decisions for the Fund are made independently from those for the other funds or any other investment company or account managed by Key Advisers (or Society). Any such other investment company or account may also invest in the same securities as a particular fund. When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and another fund, investment company or account, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which Key Advisers (or Society) believes to be equitable to the Fund and such other fund, investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained by the Fund. To the extent permitted by law, Key Advisers (or Society) may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for the other funds or for other investment companies or accounts in order to obtain best execution. As provided by the Investment Advisory (and Sub-Advisory) Agreement, in making investment recommendations for the Victory Portfolios, Key Advisers (or Society) will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by a Fund is a customer of Society, its parents or subsidiaries or affiliates and, in dealing with their commercial customers, Key Advisers (Society), its parents, subsidiaries, and affiliates will not inquire or take into consideration whether securities of such customers are held by the Victory Portfolios.



         In the fiscal years ended October 31, 1995 and October 31, 1994, the Fund paid $__________ and $938 in brokerage commissions, respectively.



Administrator



         Currently, Concord Holding Corporation ("CHC") serves as general
manager and administrator (the "Administrator") to the Fund.   The
Administrator assists in supervising all operations of the Fund (other than those performed by Key Advisers or the Sub-Adviser under the Investment Advisory Agreement and Sub-Advisory Agreement. Prior to June, 1995, The Winsbury Company ("Winsbury") served as the Fund's administrator.



         CHC receives a fee from the Fund for its services as Administrator and expenses assumed pursuant to the Administration Agreements, calculated daily and paid monthly, at the annual rate of fifteen one hundredths of one percent (.15%) of the Fund's average daily net assets. CHC may periodically waive all or a portion of its fee with respect to the Fund in order to increase the net income of the Fund available for distribution as dividends.



         Unless sooner terminated, the Administration Agreement will continue in effect as to the Fund for a period of two years, and for consecutive one-year terms thereafter, provided that such continuance is ratified at least annually by the Victory Portfolios' Board of Trustees or by vote of a majority of the outstanding shares of the Fund, and in either case by a majority of the Trustees who are not parties to the Administration Agreement or interested persons (as defined in the 1940 Act) of any party to the Administration Agreement, by votes cast in person at a meeting called for such purpose.



         The Administration Agreement provides that CHC shall not be liable for any error of judgment or mistake of law or any loss suffered by the Victory Portfolios in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith, or gross negligence in the performance of its duties, or from the reckless disregard by it of its obligations and duties thereunder.



         Under the Administration Agreement, CHC assists in the Fund's administration and operation, including providing statistical and research data, clerical services, internal compliance and various other administrative services, including among other responsibilities, forwarding certain purchase and redemption requests to the Transfer Agent, participation in the updating of the prospectus, coordinating the preparation, filing, printing and dissemination of reports to shareholders, coordinating the preparation of income tax returns, arranging for the maintenance of books and records and providing the office facilities necessary to carry out the duties thereunder. Under the Administration Agreement, CHC may delegate all or any part of its responsibilities thereunder.



         In the fiscal years ended October 31, 1993, October 31, 1994 and October 31, 1995, the Fund paid to Winsbury and CHC aggregate administration fees of $100,850, $116,696, and $_______, respectively, after fee reductions of $1,536, $11,483, and $_____, respectively.



Business Management Agreement



         In connection with its obligations under the Investment Sub-Advisory Agreement, the Sub-Adviser has entered into a Business Management Agreement with Key Advisers, pursuant to which Key Advisers provides certain administrative and support services to the Sub-Adviser. Such services include preparing reports to the Victory Portfolios' Board of Trustees, recordkeeping services, and services rendered in connection with the preparation of regulatory filings and other reports, and regulatory and other administrative and compliance systems and support services.

         For such services to the Fund, the Sub-Adviser pays fees to Key Advisers which vary according to a sliding scale containing "breakpoints" at which decreases in the business management fees correspond to increases in the average daily net asset values of the Fund as follows:



                                                                    Rate of Business
                          Net Assets of the Fund                    Management Fee*
                          ----------------------                    ----------------
                          Up to $10,000,000                              0.25%
                          Next $15,000,000                               0.15%
                          Next $25,000,000                               0.10%
                          Above $50,000,000                              0.05%



--------------

*        As a percentage of average daily net assets.




Shareholder Servicing Plan



         The Victory Portfolios, on behalf of the Fund, has adopted a Shareholder Servicing Plan to provide payments to shareholder servicing agents (each a "Shareholder Servicing Agent") that provide administrative support services to customers who may from time to time beneficially own shares, which services include: (i) aggregating and processing purchase and redemption requests for shares from customers and promptly transmitting net purchase and redemption orders to our distributor or transfer agent; (ii) providing customers with a service that invests the assets of their accounts in shares pursuant to specific or pre-authorized instructions; (iii) processing dividend and distribution payments from the Victory Portfolios on behalf of customers;
(iv) providing information periodically to customers showing their positions in shares; (v) arranging for bank wires; (vi) responding to customer inquiries concerning their investment in shares; (vii) providing subaccounting with respect to shares beneficially owned by customers or providing the information to the Victory Portfolios necessary for subaccounting; (viii) if required by law, forwarding shareholder communications from us (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to customers; (ix) forwarding to customers proxy statements and proxies containing any proposals regarding this Plan; and (x) providing such other similar services as we may reasonably request to the extent you are permitted to do so under applicable statutes, rules or regulations. For expenses incurred and services provided pursuant to the Shareholder Servicing Agreement, the Fund pays each Shareholder Servicing Agent a fee computed daily and paid monthly, in amounts aggregating not more than twenty-five one-hundredths of one percent (.25%) of the average daily net assets of the Fund per year. A Shareholder Servicing Agent may periodically waive all or a portion of its respective shareholder servicing fees with respect to the Fund to increase the net income of the Fund available for distribution as dividends.



Expenses



         The fund bears the following expenses relating to its respective operations: taxes, interest, brokerage fees and commissions, fees of the Trustees of the Victory Portfolios, Commission fees, state securities qualification fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to current shareholders, outside auditing and legal expenses, advisory and administration fees, fees and out-of-pocket expenses of the custodian and transfer agent, certain insurance premiums, costs of maintenance of the Fund's existence, costs of shareholders' reports and meetings, and any extraordinary expenses incurred in the Fund's operation.



         If total expenses borne by the Fund in any fiscal year exceeds expense limitations imposed by applicable state securities regulations, Key Advisers, the Sub-Adviser or the Administrator will waive their fees to the extent such excess expenses exceed such expense limitation in proportion to their respective fees. As of the date of this

Statement of Additional Information, the most restrictive expense limitation applicable to the Fund limits its aggregate annual expenses, including management and advisory fees but excluding interest, taxes, brokerage commissions, and certain other expenses, to 2.5% of the first $30 million of its average net assets, 2.0% of the next $70 million of its average net assets, and 1.5% of its remaining average net assets. Any expenses to be borne by Key Advisers, Sub-Adviser or the Administrator will be estimated daily and reconciled and paid on a monthly basis. Fees imposed upon customer accounts by Key Advisers, the Sub-Adviser, Key Trust Company of Ohio, N.A. or its correspondents, affiliated banks and other non-bank affiliates for cash management services are not fund expenses for purposes of any such expense limitation.



Distributor



         Victory Broker-Dealer Services, Inc. (the "Distributor") serves as distributor for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Victory Portfolios. Unless otherwise terminated, the Distribution Agreement will remain in effect with respect to the Fund for two years, and thereafter for consecutive one-year terms, provided that it is approved at least annually (i) by the Victory Portfolios' Board of Trustees or by the vote of a majority of the outstanding shares of the Fund, and (ii) by the vote of a majority of the Trustees of the Victory Portfolios who are not parties to the Distribution Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate in the event of its assignment, as defined in the 1940 Act. For the Fund's fiscal years ended October 31, 1994 and October 31, 1995, [Winsbury] received $______ and $_______, respectively, in underwriting commissions, and retained $____ and $__, respectively.



Fund Accountant



         BISYS Fund Services Ohio, Inc. serves as fund accountant for the Fund pursuant to a fund accounting agreement with the Victory Portfolios dated June 5, 1995 (the "Fund Accounting Agreement"). As fund accountant for the Victory Portfolios, BISYS Fund Services Ohio, Inc. calculates the Fund Portfolios' net asset value, the dividend and capital gain distributions, if any, and the yield. BISYS Fund Services Ohio, Inc. also provides a current security position report, a summary report of transactions and pending maturities, a current cash position report, and maintains the general ledger accounting records for the Fund. Under the Fund Accounting Agreement with the Victory Portfolios, BISYS Fund Services Ohio, Inc. is entitled to receive annual fees of .03% of the first $100 million of the Fund's daily average net assets, .02% of the next $100 million of the Fund's daily average net assets, and .01% of the Fund's remaining daily average net assets. These annual fees are subject to a minimum monthly assets charge of $2,500 per taxable Fund, and do not include out-of-pocket expenses or multiple class charges of $833 per month assessed for each class of shares after the first class. In the fiscal years ended October 31, 1993, October 31, 1994, and October 31, 1995, the Fund paid The Winsbury Service Corporation fund accounting fees (after fee waivers) of $40,297.04, $28,184, and $___________, respectively.



Custodian



         Cash and securities owned by the Fund are held by Key Trust Company of Ohio, N.A. as custodian. Key Trust Company of Ohio, N.A. serves as custodian to the Fund pursuant to a Custodian Agreement dated May 24, 1995. Under this Agreement, Key Trust Company of Ohio, N.A. (i) maintains a separate account or accounts in the name of the Fund; (ii) makes receipts and disbursements of money on behalf of the Fund; (iii) collects and receives all income and other payments and distributions on account of portfolio securities; (iv) responds to correspondence from security brokers and others relating to its duties; and (v) makes periodic reports to the Victory Portfolios' Trustees concerning the Victory Portfolios' operations. Key Trust Company of Ohio, N.A. may, with the approval of the Victory Portfolios and the custodian's own expense, open and maintain a sub-custody account or accounts on behalf of the Fund, provided that Key Trust Company of Ohio, N.A. shall remain liable for the performance of all of its duties under the Custodian Agreement.



Transfer Agent

         The Primary Funds Service Corporation ("PFSC") serves as transfer agent and dividend disbursing agent for each fund, pursuant to a Transfer Agency and Shareholder Servicing Agreement. Under its agreement with the Victory Portfolios, PFSC has agreed (i) to issue and redeem shares of the Victory Portfolios; (ii) to address and mail all communications by the Victory Portfolios to its shareholders, including reports to shareholders, dividend and distribution notices, and proxy material for its meetings of shareholders;
(iii) to respond to correspondence or inquiries by shareholders and others relating to its duties; (iv) to maintain shareholder accounts and certain sub-accounts; and (v) to make periodic reports to the Victory Portfolios' Trustees concerning the Victory Portfolios' operations. For the services provided under the Transfer Agency and Shareholder Servicing Agreement, PFSC receives a maximum monthly fee of $1,250 from the Fund, and a maximum of $3.50 per account of the Fund.



Auditors



         The financial highlights appearing in the Prospectus for the Fund, other than unaudited information marked as such, has been derived from financial statements of the Fund incorporated by reference in this Statement of Additional Information which, for the two month period ended October 31, 1995 and fiscal year ended August 31, 1995, has been audited by Coopers & Lybrand L.L.P. as set forth in their report incorporated by reference herein, and are included in reliance upon such report and on the authority of such firm as experts in auditing and accounting. Information for the fiscal year ended August 31, 1994 has been audited by KPMG Peat Marwick L.L.P., independent accountants for the Predecessor Fund, as set forth in their report incorporated by reference herein, and are included in reliance upon such report and on the authority of such firm as experts in auditing and accounting. Information for all other periods has been audited by Ernst & Young, L.L.P., independent accountants to the predecessor to the Predecessor Fund. Coopers & Lybrand L.L.P. serves as the Victory Portfolios' auditors. Coopers & Lybrand L.L.P.'s address is 100 East Broad Street, Columbus, Ohio 43215.


Legal Counsel

         Kramer, Levin, Naftalis, Nessen, Kamin & Frankel, 919 Third Avenue, New York, New York 10022 is counsel to the Victory Portfolios.



                             ADDITIONAL INFORMATION



Description of Shares



          The Victory Portfolios (sometimes referred to as the "Trust") is a Delaware business trust. Its Delaware Trust Instrument was adopted on December 6, 1995 and a certificate of Trust for the Trust was filed in Delaware on December __, 1995. On February 29, 1996, the Victory Portfolios converted from a Massachusetts business trust to a Delaware business trust.



         The previously effective Massachusetts Declaration of Trust, pursuant to which the Victory Portfolios was originally called the North Third Street Fund, was filed with the Secretary of State of the Commonwealth of Massachusetts on February 6, 1986. On September 22, 1986, an Amended and Restated Declaration of Trust was filed to change the name of the Trust to The Emblem Fund and to make certain other changes. A second amendment was filed October 23, 1986 providing for voting of shares in the aggregate except where voting of shares by series is otherwise required by law. An amendment to the Amended and Restated Declaration of Trust was filed on March 15, 1993 to change the name of the Trust to The Society Funds. An Amended and Restated Declaration of Trust was then filed on September 2, 1994 to change the name of the Trust to The Victory Portfolios.



         The currently effective Delaware Trust Instrument authorizes the Trustees to issue an unlimited number of shares, which are units of beneficial interest, without par value. The Victory Portfolios presently has twenty-eight series of shares, which represent interests in the U.S. Government Obligations Fund, the Prime Obligations Fund, the Tax-Free Money Market Fund, the Balanced Fund, the Stock Index Fund, the Value Fund, the Diversified Stock Fund, the Growth Fund, the Special Value Fund, the Special Growth Fund, the Ohio Regional Stock Fund, the International Growth Fund, the Limited Term Income Fund, the Government Mortgage Fund, the Ohio Municipal Bond Fund, the Intermediate Income Fund, the Investment Quality Bond Fund, the Florida Tax-Free Bond Fund, the Municipal Bond Fund, the Convertible Securities Fund, the Short-Term U.S. Government Income Fund, the Government Bond Fund, the Fund for Income, the National Municipal Bond Fund, the New York Tax-Free Fund, the Institutional Money Market Fund, the Financial Reserves Fund and the Ohio Municipal Money Market Fund, respectively. The Victory Portfolios' Delaware Trust Instrument authorizes the Trustees to divide or redivide any unissued shares of the Victory Portfolios into one or more additional series by setting or changing in any one or more respects their respective preferences, conversion or other rights, voting power, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption.


         Shares have no subscription or preemptive rights and only such conversion or exchange rights as the Trustees may grant in their discretion. When issued for payment as described in the Prospectus and this Statement of Additional Information, the Victory Portfolios' shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of the Victory Portfolios, shares of the Fund are entitled to receive the assets available for distribution belonging to the Fund, and a proportionate distribution, based upon the relative asset values of the respective funds of the Victory Portfolios, of any general assets not belonging to any particular fund which are available for distribution.

         As described in the Prospectus under the caption "ADDITIONAL INFORMATION -- Voting Rights," shares of the Victory Portfolios are entitled to one vote per share (with proportional voting for fractional shares) on such matters as shareholders are entitled to vote. On any matter submitted to a vote of the shareholders, all shares are voted separately by individual series (funds), and whenever the Trustees determine that the matter affects only certain series, may be submitted for a vote by only such series, except (i) when required by the 1940 Act, shares are voted in the aggregate and not by individual series; and (ii) when the Trustees have determined that the matter affects the interests of more than one series and that voting by shareholders of all series would be consistent with the 1940 Act, then the shareholders of all such series shall be entitled to vote thereon (either by individual series or by shares voted in the aggregate, as the Trustees in their discretion may determine). The Trustees may also determine that a matter affects only the interests of one or more classes of a series, in which case (or if required under the 1940 Act) such matter shall be voted on by such class or classes. There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees have been elected by the shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. In addition, Trustees may be removed from office by a vote of the holders of at least two-thirds of the outstanding shares of the Victory Portfolios. A meeting shall be held for such purpose upon the written request of the holders of not less than 10% of the outstanding shares. Upon written request by ten or more shareholders meeting the qualifications of Section 16(c) of the 1940 Act, (i.e., person who have been shareholders for at least six months, and who hold shares having an NAV of at least $25,000 or constituting 1% of the outstanding shares) stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Victory Portfolios will provide a list of shareholders or disseminate appropriate materials (at the expense of the requesting shareholders). Except as set forth above, the Trustees shall continue to hold office and may appoint their successors.

         Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Victory Portfolios shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each fund of the Victory Portfolios affected by the matter. For purposes of determining whether the approval of a majority of the outstanding shares of a fund will be required in connection with a matter, a fund will be deemed to be affected by a matter unless it is clear that the interests of each fund in the matter are identical, or that the matter does not affect any interest of the fund. Under Rule 18f-2, the approval of an investment advisory agreement or any change in investment policy would be effectively acted upon with respect to a fund only if approved by a majority of the outstanding shares of such fund.
However, Rule 18f-2 also provides that the ratification of independent public accountants, the approval of principal underwriting contracts, and the election of Trustees may be effectively acted upon by shareholders of all of the Victory Portfolios voting without regard to series.


Shareholder and Trustee Liability



         The Delaware Business Trust Act provides that a shareholder of a Delaware business trust shall be entitled to the same limitation of personal liability extended to shareholders of Delaware corporations. The Delaware Trust Instrument also provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his or her being or having been a shareholder. The Delaware Trust Instrument also provides that the Victory Portfolios shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Victory Portfolios, and shall satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered to be extremely remote.



         The Delaware Trust Instrument states further that no Trustee, officer, or agent of the Victory Portfolios shall be personally liable in connection with the administration or preservation of the assets of the Funds or the conduct of the Victory Portfolios' business; nor shall any Trustee, officer, or agent be personally liable to any person for any action or failure to act except for his own bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties. The Declaration of Trust also provides that all persons having any claim against the Trustees or the Victory Portfolios shall look solely to the assets of the Victory Portfolios for payment.



Miscellaneous



         As used in the Prospectus and in this Statement of Additional Information, "assets belonging to a fund" (or "assets belonging to the Fund") means the consideration received by the Victory Portfolios upon the issuance or sale of shares in that fund, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale, exchange, or liquidation of such investments, and any funds or payments derived from any reinvestment of such proceeds and any general assets of the Victory Portfolios, which general liabilities and expenses are not readily identified as belonging to a particular fund (or the Fund) that are allocated to that fund (or the Fund) by the Victory Portfolios' Trustees. The Trustees may allocate such general assets in any manner they deem fair and equitable.
It is anticipated that the formula that will be used by the Trustees in making allocations of general assets to a particular fund of the Victory Portfolios will be the relative net asset value of the respective fund at the time of allocation. Assets belonging to a particular fund are charged with the direct liabilities and expenses of that fund, and with a share of the general liabilities and expenses of each of the funds not readily identified as belonging to a particular fund that are allocated to each fund in accordance with its proportionate share of the net asset values of the Victory Portfolios at the time of allocation. The timing of allocations of general assets and general liabilities and expenses of the Victory Portfolios to a particular fund will be determined by the Trustees of the Victory Portfolios and will be in accordance with generally accepted accounting principles. Determinations by the Trustees of the Victory Portfolios as to the timing of the allocation of general liabilities and expenses and as to the timing and allocable portion of any general assets with respect to a particular fund are conclusive.


         As used in the Prospectus and in this Statement of Additional Information, a "vote of a majority of the outstanding shares" or a "vote of a majority of the outstanding voting securities" of the Victory Portfolios or a particular fund means the affirmative vote of the lesser of (a) 67% or more of the shares of the Victory Portfolios or such fund present at a meeting at which the holders of more than 50% of the outstanding shares of the Victory Portfolios or such fund are represented in person or by proxy, or (b) more than 50% of the outstanding shares of the Victory Portfolios or such fund.

         Organizational expenses are allocated to each of the Victory Portfolios and are amortized over a period of two years from the commencement of the public offering of shares of the Victory Portfolios.

         The Victory Portfolios is registered with the Commission as an open-end management investment company. Such registration does not involve supervision by the Commission of the management or policies of the Victory Portfolios.

         The Prospectus and this Statement of Additional Information omit certain of the information contained in the Registration Statement filed with the Commission. Copies of such information may be obtained from the Commission upon payment of the prescribed fee.

         The Prospectus and this Statement of Additional Information are not an offering of the securities herein described in any state in which such offering may not lawfully be made. No salesman, dealer, or other person is authorized to give any information or make any representation other than those contained in the Prospectus and this Statement of Additional Information.


         The financial statements of the Fund for the period ended April 30, 1995 are set forth following this Part B of the Registration Statement.



         The 1995 Annual Report to shareholders of The Victory Portfolios is incorporated by reference herein. This report includes the financial statements for the two month period ended October 31, 1995 and the fiscal year ended August 31, 1995. The opinion in the Annual Report of Coopers & Lybrand L.L.P., independent accountants, is incorporated by reference herein in its entirety to such Annual Report, and such financial statements are incorporated in their entirety in reliance upon such report of Coopers & Lybrand L.L.P. and on the authority of such firm as experts in auditing and accounting.



         Delaware law authorizes electronic or telephonic communications between shareholders and the Victory Portfolios. Under Delaware law, the Successor Company has the flexibility to respond to future business contingencies. For example, the Trustees will have the power to incorporate the Victory Portfolios, to merge or consolidate it with another entity, to cause each fund to become a separate trust, and to change the Victory Portfolios' domicile without a shareholder vote. This flexibility could help reduce the expense and frequency of future shareholder meetings for non-investment related issues.

         The following table indicates each additional person known by the Fund to own beneficially 5% or more of the shares of the Fund as of December 1, 1995:



                                                                                 Percent of Total
                                                                                    Outstanding
     Name & Address                                   Shares                      Shares of Fund
     --------------                                   ------                     ----------------
Aultman Health Services                            1,705,284.134                      10.07%
2600 Sixth Street SW
Canton, OH  44710

KeyCorp 401(k) Plan Bond Fund                      7,730,238.294                      45.66%
127 Public Square
Cleveland, OH  44114

                                    APPENDIX



     The nationally recognized statistical rating organizations (individually, an "NRSRO") that may be utilized by Key Advisers or the Sub-Adviser with regard to portfolio investments for the Funds include Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P"), Duff & Phelps, Inc. ("Duff"), Fitch Investors Service, Inc. ("Fitch"), IBCA Limited and its affiliate, IBCA Inc. (collectively, "IBCA"), and Thomson BankWatch, Inc. ("Thomson"). Set forth below is a description of the relevant ratings of each such NRSRO. The NRSROs that may be utilized by Key Advisers or the Sub-Adviser and the description of each NRSRO's ratings is as of the date of this Statement of Additional Information, and may subsequently change.


Long-Term Debt Ratings (may be assigned, for example, to corporate and municipal bonds)

         Description of the five highest long-term debt ratings by Moody's (Moody's applies numerical modifiers ( e.g., 1, 2, and 3) in each rating category to indicate the security's ranking within the category):

         Aaa. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

         A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

         Baa. Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba.  Bonds which are rated Ba are judged to have speculative elements
- their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times in the future. Uncertainty of position characterizes bonds in this class.

         Description of the five highest long-term debt ratings by S&P (S&P may apply a plus (+) or minus (-) to a particular rating classification to show relative standing within that classification):

         AAA. Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

         AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

         A. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         BBB. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

         BB. Debt rated BB is regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

         Description of the three highest long-term debt ratings by Duff:

         AAA. Highest credit quality. The risk factors are negligible being only slightly more than for risk-free U.S. Treasury debt.

         AA+.    High credit quality Protection factors are strong.

         AA.     Risk is modest but may vary slightly from time to time

         AA-.    because of economic conditions.

         A+.     Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

         Description of the three highest long-term debt ratings by Fitch (plus or minus signs are used with a rating symbol to indicate the relative position of the credit within the rating category):

         AAA. Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

         AA. Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issues is generally rated "[-]+."

         A. Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

         IBCA's description of its three highest long-term debt ratings:

         AAA. Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly.

         AA. Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic, or financial conditions may increase investment risk albeit not very significantly.

         A. Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

         Short-Term Debt Ratings (may be assigned, for example, to commercial paper, master demand notes, bank instruments, and letters of credit)

         Moody's description of its three highest short-term debt ratings:

         Prime-1. Issuers rated Prime-1 (or supporting institutions) have a superior capacity for repayment of senior short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by many of the following characteristics:

         -       Leading market positions in well-established industries.

         -       High rates of return on funds employed.

         - Conservative capitalization structures with moderate reliance on debt and ample asset protection.

         - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

         - Well-established access to a range of financial markets and assured sources of alternate liquidity.

         Prime-2. Issuers rated Prime-2 (or supporting institutions) have a strong capacity for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         Prime-3. Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

         S&P's description of its three highest short-term debt ratings:

         A-1. This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to have extremely strong safety characteristics are denoted with a plus sign (+).

         A-2. Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

         A-3. Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

         Duff's description of its five highest short-term debt ratings (Duff incorporates gradations of "1+" (one plus) and "1-" (one minus) to assist investors in recognizing quality differences within the highest rating category):

         Duff 1+. Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

         Duff 1. Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

         Duff 1-. High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

         Duff 2. Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

         Duff 3. Satisfactory liquidity and other protection factors qualify issue as to investment grade.

         Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

         Fitch's description of its four highest short-term debt ratings:

         F-1+. Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

         F-1. Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

         F-2. Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ or F-1 ratings.

         F-3. Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

         IBCA's description of its three highest short-term debt ratings:

         A+. Obligations supported by the highest capacity for timely repayment.

         A1. Obligations supported by a very strong capacity for timely repayment.

         A2. Obligations supported by a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

Short-Term Loan/Municipal Note Ratings

         Moody's description of its two highest short-term loan/municipal note ratings:

         MIG-1/VMIG-1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

         MIG-2/VMIG-2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

         S&P's description of its two highest municipal note ratings:

         SP-1. Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

         SP-2.  Satisfactory capacity to pay principal and interest.

Short-Term Debt Ratings

         Thomson BankWatch, Inc. ("TBW") ratings are based upon a qualitative and quantitative analysis of all segments of the organization including, where applicable, holding company and operating subsidiaries.

         TBW Ratings do not constitute a recommendation to buy or sell securities of any of these companies. Further, TBW does not suggest specific investment criteria for individual clients.

         The TBW Short-Term Ratings apply to commercial paper, other senior short-term obligations and deposit obligations of the entities to which the rating has been assigned.

         The TBW Short-Term Ratings apply only to unsecured instruments that have a maturity of one year or less.

         The TBW Short-Term Ratings specifically assess the likelihood of an untimely payment of principal or interest.

         TBW-1. The highest category; indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

         TBW-2. The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".

         TBW-3. The lowest investment grade category; indicates that while more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

         TBW-4. The lowest rating category; this rating is regarded as non-investment grade and therefore speculative.

Definitions of Certain Money Market Instruments

Commercial Paper

         Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper normally have maturities of less than nine months and fixed rates of return.

Certificates of Deposit

         Certificates of Deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return.

Bankers' Acceptances

         Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity.

U.S. Treasury Obligations

         U.S. Treasury Obligations are obligations issued or guaranteed as to payment of principal and interest by the full faith and credit of the U.S. Government. These obligations may include Treasury bills, notes and bonds, and issues of agencies and instrumentalities of the U.S. Government, provided such obligations are guaranteed as to payment of principal and interest by the full faith and credit of the U.S. Government.

U.S. Government Agency and Instrumentality Obligations

         Obligations issued by agencies and instrumentalities of the U.S. Government include such agencies and instrumentalities as the Government National Mortgage Association, the Export-Import Bank of the United States, the Tennessee Valley Authority, the Farmers Home Administration, the Federal Home Loan Banks, the Federal Intermediate Credit Banks, the Federal Farm Credit Banks, the Federal Land Banks, the Federal Housing Administration, the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, and the Student Loan Marketing Association. Some of these obligations, such as those of the Government National Mortgage Association are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law. A Fund will invest in the obligations of such instrumentalities only when the investment adviser believes that the credit risk with respect to the instrumentality is minimal.

                       STATEMENT OF ADDITIONAL INFORMATION

                             THE VICTORY PORTFOLIOS

                        THE NATIONAL MUNICIPAL BOND FUND

                                  March 1, 1996


         This Statement of Additional Information is not a Prospectus, but should be read in conjunction with the Prospectus of The Victory Portfolios - The National Municipal Bond Fund, dated the same date as the date hereof (the "Prospectus"). This Statement of Additional Information is incorporated by reference in its entirety into the Prospectus. Copies of the Prospectus may be obtained by writing The Victory Portfolios at Primary Funds Service Corporation, P.O. Box 9741, Providence, RI 02940-9741, or by telephoning toll free 800-539-FUND or 800-539-3863.


Investment Policies and Limitations                 1          INVESTMENT ADVISER
Valuation of Portfolio Securities                   7          KeyCorp Mutual Fund Advisers, Inc.
Additional Purchase and Redemption Information     11
Management of the Victory Portfolios               16          INVESTMENT SUB-ADVISER
Advisory and Other Contracts                       24          Society Asset Management, Inc.
Additional Information                             32
Independent Auditor's Report                       35          ADMINISTRATOR
Financial Statements                               35          Concord Holding Corporation
Appendix                                           36

                                                               DISTRIBUTOR
                                                               Victory Broker-Dealer Services, Inc.

                                                               TRANSFER AGENT
                                                               Primary Funds Service Corporation

                                                               CUSTODIAN
                                                               Key Trust Company of Ohio, N.A.

                       STATEMENT OF ADDITIONAL INFORMATION



         The Victory Portfolios (the "Victory Portfolios") is an open-end management investment company. The Victory Portfolios consist of twenty-eight series of units of beneficial interest ("shares"), four of which series are currently inactive. The outstanding shares represent interests in the twenty-four separate investment portfolios which are currently active. This Statement of Additional Information relates to the Victory National Municipal Bond Fund (the "Fund") only. Much of the information contained in this Statement of Additional Information expands on subjects discussed in the Prospectus. Capitalized terms not defined herein are used as defined in the Prospectus. No investment in shares of the Fund should be made without first reading the Fund's Prospectus.



INVESTMENT LIMITATIONS



THE FUND MAY NOT (UNLESS OTHERWISE INDICATED):



(1) issue any senior security (as defined in the 1940 Act), except that (a) the Fund may engage in transactions which may result in the issuance of senior securities to the extent permissible under the applicable regulations and interpretations of the 1940 Act or an exemptive order; (b) the Fund may acquire other securities that may be deemed senior securities to the extent permitted under applicable regulations or interpretations of the 1940 Act; (c) subject to the restrictions set forth below, the Fund may borrow money as authorized by the 1940 Act;



(2) borrow money, except that the Fund may borrow money from banks for temporary or emergency purposes (not for leveraging or investment) and engage in reverse repurchase agreements in an amount not exceeding 33 1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (exclusive of Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;



(3) underwrite securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;



(4) purchase securities (other than those issued or guaranteed by the U.S. government or any securities of its agencies or instrumentalities or tax-exempt obligations issued or guaranteed by a U.S. territory or possession or a state or local government, or a political subdivision of the foregoing) if, as a result, more than 25% of the Fund's total assets would be invested in securities of companies whose principal business activities are in the same industry; for the purpose of this restriction, utility companies will be divided according to their services, for example, gas, gas transmission, electric and gas and telephone will each be considered a separate industry. Industrial development revenue bonds which are issued by nongovernmental entities within the same industry shall be subject to this industry limitation;



(5) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);



(6) purchase or sell physical commodities (but this shall not prevent the Fund from purchasing and selling futures contracts and options on futures contracts or from investing in securities or other instruments backed by physical commodities) or;



(7) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.

THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.



(i) To meet federal tax requirements for qualification as a "regulated investment company," the Fund limits its investments so that at the close of each quarter of its taxable year: (a) with regard to at least 50% of total assets, no more than 5% of total assets are invested in the securities of a single issuer, and (b) no more than 25% of total assets are invested in the securities of a single issuer. Limitations (a) and (b) do not apply to "Government Securities" as defined for federal tax purposes.



(For such purposes, municipal obligations are not treated as "Government Securities," and consequently they are subject to limitations (a) and (b).)



(ii) The Fund may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short.



(iii) The Fund may not purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions.



(iv) The Fund may not purchase any security while borrowings representing more than 5% of its total assets are outstanding.



(v) The Fund may not purchase any security if, as a result, more than 15% of its net assets would be invested in repurchase agreements not entitling the holder to payment of principal and interest within seven days or in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market.



(vi) The Fund may not purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid. Such limitation does not apply to securities received as dividends, through offers of exchange, or as a result of a reorganization, consolidation, or merger.



(vii) The Fund may not hold more than 5% of its total assets in securities that have been downgraded below investment grade.



(viii) The Fund may not invest in "private activity bonds" as defined in the Tax Reform Act of 1986.



(ix) The Fund shall not invest in the securities of other investment companies, except that the Fund may invest in shares of money market funds that are not "affiliated persons" of the Fund and that limit their investments to securities appropriate for the Fund, provided investment by the Fund is limited to: (a) ten percent of the Fund's assets; (b) five percent of the Fund's total assets in the shares of a single money market fund; and (c) not more than three percent of the net assets of any one acquired money market fund. The investment adviser will waive the portion of its fee attributable to the assets of the Fund invested in such money market funds to the extent required by the laws of any jurisdiction in which shares of the Fund are registered for sale.



For purposes of non-fundamental limitation (i) and fundamental limitation (4), Key Corp Mutual Fund Advisers, Inc. ("KeyCorp Advisers" or the "Adviser") or Society Asset Management, Inc. ("Society" or the "Sub-Adviser") identifies the issuer of a security depending on its terms and conditions. In identifying the issuer, Key Advisers or the Sub-Adviser will consider the entity or entities responsible for payment of interest and repayment of principal and the source of such payments; the way in which assets and revenues of an issuing political subdivision are separated from those of other political entities; and whether a governmental body is guaranteeing the security.



DELAYED-DELIVERY TRANSACTIONS. The Fund may buy and sell securities on a delayed-delivery or when-issued basis. These transactions involve a commitment by the Fund to purchase or sell specific securities at a predetermined price or yield, with payment and delivery taking place after the customary settlement period for that type of security (and more than seven days in the future). Typically, no interest accrues to the purchaser until the security is delivered. The Fund may receive fees for entering into delayed delivery transactions.



When purchasing securities on a delayed-delivery basis, the Fund assumes the rights and risks of ownership, including the risks of price and yield fluctuations in addition to the risks associated with the Fund's other investments. Because the Fund is not required to pay for securities until the delivery date, these delayed-delivery purchases may result in a form of leverage. When delayed-delivery purchases are outstanding, the Fund will set aside cash and appropriate liquid assets in a segregated custodial account to cover its purchase obligations. When the Fund has sold a security on a delayed-delivery basis, it does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity or suffer a loss.



The Fund may renegotiate delayed-delivery transactions after they are entered into or may sell underlying securities before they are delivered, either of which may result in capital gains or losses.



REFUNDING CONTRACTS. The Fund generally will not be obligated to pay the full purchase price if it fails to perform under a refunding contract. Instead, refunding contracts generally provide for payment of liquidated damages to the issuer (currently 15- 20% of the purchase price). The Fund may secure its obligations under a refunding contract by depositing collateral or a letter of credit equal to the liquidated damages provisions of the refunding contract. When required by Commission guidelines, the Fund will place liquid assets in a segregated custodial account equal in amount to its obligations under refunding contracts.



VARIABLE OR FLOATING RATE OBLIGATIONS, including certain participation interests in municipal instruments, have interest rate adjustment formulas that help stabilize their market values. Many variable and floating rate instruments also carry demand features that permit the funds to sell them at par value plus accrued interest on short notice.



In many instances bonds and participation interests have tender options or demand features that permit the Fund to tender the bonds to an institution at periodic intervals and to receive the principal amount thereof. The Fund considers variable rate instruments structured in this way (Participating VRDOs) to be essentially equivalent to other VRDOs it purchases. The IRS has not ruled whether the interest on Participating VRDOs is tax-exempt, and, accordingly, the Fund intends to purchase these instruments based on opinions of bond counsel. The Fund may also invest in fixed-rate bonds that are subject to third party puts and in participation interests in such bonds held by a bank in trust or otherwise.



STANDBY COMMITMENTS are puts that entitle holders to same-day settlement at an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise. The Fund may acquire standby commitments to enhance the liquidity of portfolio securities.



Ordinarily, the Fund may not transfer a standby commitment to a third party, although it could sell the underlying municipal security to a third party at any time. The Fund may purchase standby commitments separate from or in conjunction with the purchase of securities subject to such commitments. In the latter case, the Fund would pay a higher price for the securities acquired, thus reducing their yield to maturity.



Standby commitments are subject to certain risks, including the ability of issuers of standby commitments to pay for securities at the time the commitments are exercised; the fact that standby commitments are not marketable by the Fund; and the possibility that the maturities of the underlying securities may be different from those of the commitments.

MUNICIPAL LEASE OBLIGATIONS. The Fund may invest a portion of its assets in municipal leases and participation interests therein. These obligations, which may take the form of a lease, an installment purchase, or a conditional sale contract, are issued by state and local governments and authorities to acquire land and a wide variety of equipment and facilities. Generally, the Fund will not hold such obligations directly as a lessor of the property, but will purchase a participation interest in a municipal obligation from a bank or other third party. A participation interest gives the Fund a specified, undivided interest in the obligation in proportion to its purchased interest in the total amount of the obligation.



Municipal leases frequently have risks distinct from those associated with general obligation or revenue bonds. State constitutions and statutes set forth requirements that states or municipalities must meet to incur debt. These may include voter referenda, interest rate limits, or public sale requirements. Leases, installment purchases, or conditional sale contracts (which normally provide for title to the leased asset to pass to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting their constitutional and statutory requirements for the issuance of debt. Many leases and contracts include "non-appropriation clauses" providing that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purposes by the appropriate legislative body on a yearly or other periodic basis. Non-appropriation clauses free the issuer from debt issuance limitations.



LOWER-RATED MUNICIPAL SECURITIES. The Fund does not currently intend to invest in lower-rated municipal securities. However, the Fund may hold up to 5% of its assets in municipal securities that have been downgraded below investment grade. While the market for New York municipal securities is considered to be substantial, adverse publicity and changing investor perceptions may affect the ability of outside pricing services used by the Fund to value portfolio securities, and the Fund's ability to dispose of lower-rated securities. Outside pricing services are consistently monitored to assure that securities are valued by a method that the Board of Trustees believes accurately reflects fair value. The impact of changing investor perceptions may be especially pronounced in markets where municipal securities are thinly traded.



The Fund may choose, at its expense, or in conjunction with others, to pursue litigation seeking to protect the interests of security holders if it determines this to be in the best interest of shareholders.



FEDERALLY TAXABLE OBLIGATIONS. The Fund does not intend to invest in securities whose interest is federally taxable; however, from time to time, the Fund may invest a portion of its assets on a temporary basis in fixed-income obligations whose interest is subject to federal income tax. For example, the Fund may invest in obligations whose interest is federally taxable pending the investment or reinvestment in municipal securities of proceeds from the sale of its shares or sales of portfolio securities.



Should the Fund invest in federally taxable obligations, it would purchase securities which in Key Advisers' or the Sub-Adviser's judgment are of high quality. This would include obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities; obligations of domestic banks; and repurchase agreements. The Fund's standards for high quality taxable obligations are essentially the same as those described by Moody's Investors Service, Inc. ("Moody's") in rating corporate obligations within its two highest ratings of Prime-1 and Prime-2, and those described by Standard & Poor's Corporation ("S&P") in rating corporate obligations within its two highest ratings of A-1 and A-2. In making high quality determinations the Fund may also consider the comparable ratings of other nationally recognized rating services.



The Supreme Court has held that Congress may subject the interest on municipal obligations to federal income tax. Proposals to restrict or eliminate the federal income tax exemption for interest on municipal obligations are introduced before Congress from time to time. Proposals also may be introduced before the New York legislature that would affect the state tax treatment of the Fund's distributions. If such proposals were enacted, the availability of municipal obligations and the value of the Fund's holdings would be affected and the Trustees would reevaluate the Fund's investment objective and policies.



The Fund anticipates being as fully invested as practicable in municipal securities; however, there may be occasions when, as a result of maturities of portfolio securities, sales of Fund shares, or in order to meet redemption requests, the Fund may hold cash that is not earning income. In addition, there may be occasions when, in order to raise cash to meet redemptions, the Fund may be required to sell securities at a loss.



ILLIQUID INVESTMENTS are investments that cannot be sold or disposed of, within seven business days, in the ordinary course of business at approximately the prices at which they are valued. Under the supervision of the Trustees, the adviser determines the liquidity of the Fund's investments and, through reports from the Adviser, the Trustees monitor investments in illiquid instruments. In determining the liquidity of the Fund's investments, the Adviser may consider various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and (5) the nature of the marketplace for trades (including the ability to assign or offset the Fund's rights and obligations relating to the investment). Investments currently considered by the Fund to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days, over the counter options, non-government stripped fixed-rate mortgage-backed securities, and Restricted Securities. Also, Key Advisers or the Sub-Adviser may determine some government-stripped fixed-rate mortgage backed securities, loans and other direct debt instruments, and swap agreements to be illiquid. However, with respect to over-the-counter options the Fund writes, all or a portion of the value of the underlying instrument may be illiquid depending on the assets held to cover the option and the nature and terms of any agreement the Fund may have to close out the option before expiration. In the absence of market quotations, illiquid investments are priced at fair value as determined in good faith by a committee appointed by the Trustees. If through a change in values, net assets, or other circumstances, the Fund were in a position where more than 15% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.



REPURCHASE AGREEMENTS. In a repurchase agreement, the Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days from the date of purchase. The resale price reflects the purchase price plus an agreed upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked to market daily) of the underlying security. The Fund may engage in a repurchase agreement with respect to any security in which it is authorized to invest. Since it is not possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delays and costs to the Fund in connection with bankruptcy proceedings), it is the Victory Portfolios' current policy to limit repurchase agreements for the Fund to those parties whose creditworthiness has been reviewed and found satisfactory by Key Advisers or the Sub-Adviser. Repurchase agreements are considered by the staff of the Commission to be loans by the Fund.



REVERSE REPURCHASE AGREEMENTS. In a reverse repurchase agreement, the Fund sells the portfolio instrument to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, the Fund will maintain appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. The Fund will enter into reverse repurchase agreements only with parties whose creditworthiness is deemed satisfactory by Key Advisers or the Sub-Adviser. Such transactions may increase fluctuations in the market value of the Fund's assets, and may be viewed as a form of leverage.



RESTRICTED SECURITIES generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the 1933 Act, or in a registered public offering. Where registration is required, the Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to seek registration of the shares.



SECURITIES LENDING. The Fund may lend securities to parties such as broker-dealers or institutional investors. Securities lending allows the Fund to retain ownership of the securities loaned and, at the same time, to earn additional income. Since there may be delays in the recovery of loaned securities, or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to parties deemed by Key Advisers or the Sub-Adviser to be of good standing. Furthermore, they will only be made if, in the judgment of Key Advisers or the Sub-Adviser, the consideration to be earned from such loans would justify the risk.



It is the current view of the staff of the Commission that the Fund may engage in loan transactions only under the following conditions: (1) the Fund must receive 100% collateral in the form of cash or cash equivalents (e.g., U.S. Treasury bills or notes) from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and to any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and (6) the Board of Trustees must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower.



Cash received through loan transactions may be invested in any security in which the Fund is authorized to invest. Investing this cash subjects that investment, as well as the security loaned, to market forces (i.e., capital appreciation or depreciation).



Temporary Investments



The Fund may also invest temporarily in high quality investments or cash during times of unusual market conditions for defensive purposes and in order to accommodate shareholder redemption requests although currently it does not intend to do so. Any portion of the Fund's assets maintained in cash will reduce the amount of assets in securities and thereby reduce the Fund's yield or total return.



State Regulations



         In addition, the Fund, so long as its shares are registered under the securities laws of the State of Texas and such restrictions are required as a consequence of such registration, is subject to the following non-fundamental policies, which may be modified in the future by the Trustees without a vote of the Fund's shareholders: (i) the Victory Portfolios has represented to the Texas State Securities Board, on behalf of the investment portfolios registered in that state, that those investment portfolios will not invest in oil, gas or mineral leases or purchase or sell real property (including limited partnership interests, but excluding readily marketable securities of companies which invest in real estate); and (ii) the Victory Portfolios has represented to the Texas State Securities Board on behalf of the investment portfolios registered in that state, that those investment portfolios will not invest more than 5% of their net assets in warrants valued at the lower of cost or market; provided that, included within that amount, but not to exceed 2% of net assets, may be warrants which are not listed on the New York or American Stock Exchanges. For purposes of this restriction, warrants acquired in units or attached to securities are deemed to be without value.



         The policies and limitations listed above supplement those set forth in the Prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of the Fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Fund's acquisition of such security or other asset except in the case of borrowing (or other activities that may be deemed to result in the issuance of a "senior security" under the 1940 Act). Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund's investment policies and limitations. If the value of the Fund's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board of Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity.


FUTURE DEVELOPMENTS

         The Fund may take advantage of other investment practices which are not at present contemplated for use by the Fund or which currently are not available but which may be developed, to the extent such investment practices are both consistent with the Fund's investment objective and are legally permissible for the Fund. Such investment practices, if they arise, may involve risks which exceed those involved in the activities described in the Prospectus and Statement of Additional Information. Prior to commencing any new investment practice, the Fund will notify shareholders by means of prospectus supplement.


Portfolio Turnover



         The turnover rate stated in the Prospectus for the Fund's investment portfolio is calculated by dividing the lesser of the Fund's purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The calculation excludes all securities whose maturities, at the time of acquisition, were one year or less.


                        VALUATION OF PORTFOLIO SECURITIES

         Investment securities held by the Fund are valued on the basis of valuations provided by an independent pricing service, approved by the Board of Trustees, which uses information with respect to transactions of a security, quotations from dealers, market transactions in comparable securities, and various relationships between securities, in determining value. Specific investment securities which are not priced by the approved pricing service will be valued according to quotations obtained from dealers who are market makers in those securities. Investment securities with less than 60 days to maturity when purchased are valued at amortized cost which approximates market value. Investment securities not having readily available market quotations will be priced at fair value using a methodology approved in good faith by the Board of Trustees.

                                   PERFORMANCE

         As described in the Prospectus, from time to time the "standardized yield," "dividend yield," "average annual total return," "total return," and "total return at net asset value" of an investment in each class of Fund shares may be advertised. An explanation of how yields and total returns are calculated for each class and the components of those calculations are set forth below.

         Yield and total return information may be useful to investors in reviewing the Fund's performance. The Fund's advertisement of its performance must, under applicable Commission rules, include the average annual total returns for each class of shares of the Fund for the 1, 5 and 10-year period (or the life of the class, if less) as of the most recently ended calendar quarter. This enables an investor to compare the Fund's performance to the performance of other funds for the same periods. However, a number of factors should be considered before using such information as a basis for comparison with other investments. An investment in the Fund is not insured; its yield and total return are not guaranteed and normally will fluctuate on a daily basis. When redeemed, an investor's shares may be worth more or less than their original cost. Yield and total return for any given past period are not a prediction or representation by the Victory Portfolios of future yields or rates of return on its shares. The yield and total returns of the Class A and Class B shares of the Fund are affected by portfolio quality, portfolio maturity, the type of investments the Fund holds and its operating expenses.



         STANDARDIZED YIELDS. The Fund's "yield" (referred to as "standardized yield") for a given 30-day period for a class of shares is calculated using the following formula set forth in rules adopted by the Commission that apply to all funds that quote yields:



             Standardized Yield = 2 ((a-b + 1) to the 6th power - 1)
                                      ---
                                       cd



         The symbols above represent the following factors:



         a =      dividends and interest earned during the 30-day period.



         b = expenses accrued for the period (net of any expense reimbursements).



         c = the average daily number of shares of that class outstanding during the 30-day period that were entitled to receive dividends.


         d = the maximum offering price per share of the class on the last day of the period, adjusted for undistributed net investment income.


         The standardized yield of a class of shares for a 30-day period may differ from its yield for any other period. The Commission formula assumes that the standardized yield for a 30-day period occurs at a constant rate for a six-month period and is annualized at the end of the six-month period. This standardized yield is not based on actual distributions paid by the Fund to shareholders in the 30-day period, but is a hypothetical yield based upon the net investment income from the Fund's portfolio investments calculated for that period. The standardized yield may differ from the "dividend yield" of that class, described below. Additionally, because each class of shares is subject to different expenses, it is likely that the standardized yields of the Fund classes of shares will differ. The yield on Class A shares for the 30-day period ended October 31, 1995 was ____% .


         DIVIDEND YIELD AND DISTRIBUTION RETURN. From time to time the Fund may quote a "dividend yield" or a "distribution return" for each class. Dividend yield is based on the Class A or Class B share dividends derived from net investment income during a stated period. Distribution return includes dividends derived from net investment income and from realized capital gains declared during a stated period. Under those calculations, the dividends and/or distributions for that class declared during a stated period of one year or less (for example, 30 days) are added together, and the sum is divided by the maximum offering price per share of that class A) on the last day of the period. When the result is annualized for a period of less than one year, the "dividend yield" is calculated as follows:

Dividend Yield of the Class =               Dividends of the Class                  + Number of days (accrual period) x 365
                              ----------------------------------------------------
                              Max. Offering Price of the Class (last day of period)

         The maximum offering price for Class A shares includes the maximum front-end sales charge. For Class B shares, the maximum offering price is the net asset value per share, without considering the effect of contingent deferred sales charges.


         From time to time similar yield or distribution return calculations may also be made using the Class A net asset value (instead of its respective maximum offering price) at the end of the period. The dividend yields on Class A shares at maximum offering price and net asset value for the 30-day period ended October 31, 1995 were ____% and ____%, respectively.

         TOTAL RETURNS. The "average annual total return" of each class is an average annual compounded rate of return for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n") to achieve an Ending Redeemable Value ("ERV"), according to the following formula:

                  (ERV) (1n) - 1 = Average Annual Total Return
                  -----
                   (P)

         The cumulative "total return" calculation measures the change in value of a hypothetical investment of $1,000 over an entire period of years. Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis. Total return is determined as follows:

          ERV - P = Total Return
          -------
             P


         In calculating total returns for Class A shares, the current maximum sales charge of 4.75% (as a percentage of the offering price) is deducted from the initial investment ("P") (unless the return is shown at net asset value, as discussed below). For Class B shares, the payment of the applicable contingent deferred sales charge (5.0% for the first year, 4.0% for the second year, 3.0% for the third and fourth years, 2.0% in the fifth year, 1.0% in the sixth year and none thereafter) is applied to the investment result for the time period shown (unless the total return is shown any net asset value, as described below). Total returns also assume that all dividends and capital gains distributions during the period are reinvested to buy additional shares at net asset value per share, and that the investment is redeemed at the end of the period. The average annual total return and cumulative total return on Class A shares for the period September 26, 1994 (commencement of operations) to October 31, 1995 (life of fund) at maximum offering price were ___% and ____%, respectively. For the one year period ended October, 1995 annual total return for Class A shares was _____%.



         From time to time the Fund may also quote an "average annual total return at net asset value" or a cumulative "total return at net asset value" for Class A or Class B shares. It is based on the difference in net asset value per share at the beginning and the end of the period for a hypothetical investment in that class of shares (without considering front-end or contingent sales charges) and takes into consideration the reinvestment of dividends and capital gains distributions. The average annual total return and cumulative total return on Class A shares for the period September 26, 1994 (commencement of operations) to October 31, 1995 (life of fund), at net asset value, was ____% and ___%, respectively. For the one year period ended October 31, 1995, annual total return for Class A shares was ___%.


         OTHER PERFORMANCE COMPARISONS. From time to time the Fund may publish the ranking of the performance of its Class A or Class B shares by Lipper Analytical Services, Inc. ("Lipper"), a widely-recognized independent mutual fund monitoring service. Lipper monitors the performance of regulated investment companies, including the Fund, and ranks the performance of the Fund's classes against (i) all other funds, excluding money market funds, and (ii) all other government bond funds. The Lipper performance rankings are based on total return that includes the reinvestment of capital gains distributions and income dividends but does not take sales charges or taxes into consideration.

         From time to time the Fund may publish the ranking of the performance of its Class A or Class B shares by Morningstar, Inc., an independent mutual fund monitoring service that ranks mutual funds, including the Fund, in broad investment categories (equity, taxable bond, tax-exempt and other) monthly, based upon each fund's three, five and ten-year average annual total returns (when available) and a risk adjustment factor that reflects Fund performance relative to three-month U.S. Treasury bill monthly returns. Such returns are adjusted for fees and sales loads. There are five ranking categories with a corresponding number of stars: highest
(5), above average (4), neutral (3), below average (2) and lowest (1). Ten percent of the funds, series or classes in an investment category receive 5 stars, 22.5% receive 4 stars, 35% receive 3 stars, 22.5% receive 2 stars, and the bottom 10% receive one star. Morningstar ranks the Class A and Class B shares of the Fund in relation to other taxable bond funds.

         The total return on an investment made in Class A or Class B shares of the Fund may be compared with the performance for the same period of one or more of the following indices: the Consumer Price Index, the Salomon Brothers World Government Bond Index, the Standard & Poor's 500 Index, the Shearson Lehman Government/Corporate Bond Index, the Lehman Aggregate Bond Index, and the J.P. Morgan Government Bond Index. Other indices may be used from time to time. The Consumer Price Index is generally considered to be a measure of inflation. The Salomon Brothers World Government Bond Index generally represents the performance of government debt securities of various markets throughout the world, including the United States. The Lehman Government/Corporate Bond Index generally represents the performance of intermediate and long-term government and investment grade corporate debt securities. The Lehman Aggregate Bond Index measures the performance of U.S. corporate bond issues, U.S. government securities and mortgaged-backed securities. The J.P. Morgan Government Bond Index generally represents the performance of government bonds issued by various countries including the United States. The S&P 500 Index is a composite index of 500 common stocks generally regarded as an index of U.S. stock market performance. The foregoing bond indices are unmanaged indices of securities that do not reflect reinvestment of capital gains or take investment costs into consideration, as these items are not application to indices.

         From time to time, the yields and the total returns of Class A or Class B shares of the Fund may be quoted in and compared to other mutual funds with similar investment objective in advertisements, shareholder reports or other communications to shareholders. The Fund may also include calculations in such communications that describe hypothetical investment results. (Such performance examples will be based on an express set of assumptions and are not indicative of the performance of any Fund.) Such calculations may from time to time include discussions or illustrations of the effects of compounding in advertisements. "Compounding" refers to the fact that, if dividends or other distributions on a Fund investment are reinvested by being paid in additional Fund shares, any future income or capital appreciation of the Fund would increase the value, not only of the original Fund investment, but also of the additional Fund shares received through reinvestment. As a result, the value of the Fund investment would increase more quickly than if dividends or other distributions had been paid in cash. The Fund may also include discussions or illustrations of the potential investment goals of a prospective investor (including but not limited to tax and/or retirement planning), investment management techniques, policies or investment suitability of Fund, economic conditions, legislative developments (including pending legislation), the effects of inflation and historical performance of various asset classes, including but not limited to stocks, bonds and Treasury bills. From time to time advertisements or communications to shareholders may summarize the substance of information contained in shareholder reports (including the investment composition of the Fund, as well as the views of the investment adviser as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to the Fund. The Fund may also include in advertisements, charts, graphs or drawings which illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to stock, bonds, Treasury bills and shares of Fund as well as charts or graphs which illustrate strategies such as dollar cost averaging, and comparisons of hypothetical yields of investment in tax-exempt versus taxable investments. In addition, advertisements or shareholder communications may include a discussion of certain attributes or benefits to be derived by an investment in Fund. Such advertisements or communications may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein. With proper authorization, Fund may reprint articles (or excerpts) written regarding the Fund and provide them to prospective shareholders. Performance information with respect to the Fund is generally available by calling 1-800-539-3863.

         Investors may also judge, and the Fund may at times advertise, performance of Class A or Class B shares by comparing it to the performance of other mutual funds or mutual fund portfolios with comparable investment objectives and policies, which performance may be contained in various unmanaged mutual fund or market indices or rankings such as those prepared by Dow Jones & Co., Inc., Standard & Poor's Corporation, Lehman Brothers, Merrill Lynch, and Salomon Brothers, and in publications issued by Lipper Analytical Services, Inc. and in the following publications: IBC/Donoghue's Money Fund Reports, Ibottson Associates, Inc., Morningstar, CDA/Wiesenberger, Money Magazine, Forbes, Barron's, The Wall Street Journal, The New York Times, Business Week, American Banker, Fortune, Institutional Investor, U.S.A. Today. In addition to yield information, general information about the Fund that appears in a publication such as those mentioned above may also be quoted or reproduced in advertisements or in reports to shareholders.

         Advertisements and sales literature may include discussions of specifics of the portfolio manager's investment strategy and process, including, but not limited to, descriptions of security selection and analysis.

         Advertisements may also include descriptive information about the investment adviser, including, but not limited to, its status within the industry, other services and products it makes available, total assets under management, its investment philosophy.

         When comparing yield, total return and investment risk of an investment in Class A or Class B shares of the Fund with other investments, investors should understand that certain other investments have different risk characteristics than an investment in shares of the Fund. For example, certificates of deposit may have fixed rates of return and may be insured as to principal and interest by the FDIC, while the Fund's returns will fluctuate and its share values and returns are not guaranteed. Money market accounts offered by banks also may be insured by the FDIC and may offer stability of principal. U.S. Treasury securities are guaranteed as to principal and interest by the full faith and credit of the U.S. government. Money market mutual funds may seek to offer a fixed price per share.

            ADDITIONAL PURCHASE, EXCHANGE AND REDEMPTION INFORMATION

         The Victory Portfolios (see "Description of Victory Portfolios" below) is open for business and the NAV of each class of shares of the Fund is calculated on each Business Day. A Business Day is every day on which the NYSE is open for business, the Federal Reserve Bank of Cleveland is open and any other day (other than a day on which no shares of the Fund are tendered for redemption and no order to purchase any shares is received) during which there is sufficient trading in portfolio instruments that the Fund's net asset value per share might be materially affected. The NAV of each class is determined and its shares are priced as of the close of regular trading of the NYSE (generally 4:00 p.m. Eastern time (the "Valuation Time")) on each Business Day of the Fund. The NYSE or the Federal Reserve Bank of Cleveland will not be open in observance of the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day, and Christmas Day. The holiday closing schedule is subject to change.

         When the NYSE is closed, or when trading is restricted for any reason other than its customary weekend or holiday closings, or under emergency circumstances as determined by the Commission to warrant such action, the Fund's Transfer Agent will determine the Fund's NAVs at Valuation Time. The Fund's NAV may be affected to the extent that its securities are traded on days that are not Business Days.


         (If, in the opinion of the Trustees, conditions exist which make cash payment undesirable, redemption payments may be made in whole or in part in securities or other property, valued for this purpose as they are valued in computing the NAV of each class of the Fund. Shareholders receiving securities or other property on redemption may realize a gain or loss for tax purposes and will incur any costs of sale as well as the associated inconveniences.)

         Pursuant to Rule 11a-3 under the 1940 Act, the Fund is required to give shareholders at least 60 days' notice prior to terminating or modifying the Fund's exchange privilege. Under the Rule, the 60-day notification requirement may be waived if (i) the only effect of a modification would be to reduce or eliminate an administrative fee, redemption fee or deferred sales charge ordinarily payable at the time of exchange or (ii) the Fund temporarily suspends the offering of shares as permitted under the 1940 Act or by the SEC or because it is unable to invest amounts effectively in accordance with its investment objective and policies.


         In the Prospectus, the Victory Portfolios, Key Advisers and the Sub-Adviser have notified shareholders that they reserve the right at any time without prior notice to shareholders to refuse exchange purchases by any person or group if, in Key Advisers or the Sub-Adviser's judgment, the Fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.


                         ADDITIONAL PURCHASE INFORMATION

         ALTERNATIVE SALES ARRANGEMENTS - CLASS A AND CLASS B SHARES. The Alternative Sales Arrangements permit an investor to choose the method of purchasing shares that is more beneficial to the investor depending on the amount of the purchase, the length of time the investor expects to hold shares and other relevant circumstances. Investors should understand that the purpose and function of the deferred sales charge and asset-based sales charge with respect to Class B shares are the same as those of the initial sales charge with respect to Class A shares. Any salesperson or other person entitled to receive compensation for selling Fund shares may receive different compensation with respect to one class of shares on behalf of a single investor (not including dealer "street name" or omnibus accounts) because generally it will be more advantageous for that investor to purchase Class A shares of the Fund instead.

         The two classes of shares each represent an interest in the same portfolio investments of the Fund. However, each class has different shareholder privileges and features. The net income attributable to Class B shares and the dividends payable on Class B shares will be reduced by incremental expenses borne solely by that class, including the asset-based sales charge to which Class B shares are subject.

         CLASS B CONVERSION FEATURE. Ninety-six months after an investor's purchase order for Class B shares is accepted, such "Matured Class B Shares" automatically will convert to Class A shares, on the basis of the relative net asset value of the two classes, without the imposition of any sales load or other charge. Each time any Matured Class B shares convert to Class A shares, any Class B shares acquired by the reinvestment of dividends or distributions on such Matured Class B shares that are still held will also convert to Class A shares, on the same basis. The conversion feature is intended to relieve holders of Matured Class B shares of the asset-based sales charge under the Class B Distribution Plan after such shares have been outstanding long enough that the Distributor may have been compensated for distribution expenses related to such shares.

         The conversion of Matured Class B shares to Class A shares is subject to the continuing availability of a private letter ruling from the Internal Revenue Service, or an opinion of counsel or tax adviser, to the effect that the conversion of Matured Class B shares does not constitute a taxable event for the holder under Federal income tax law. If such a revenue ruling or opinion is no longer available, the automatic conversion feature may be suspended, in which event no further conversion of Matured Class B shares would occur while such suspension remained in effect. Although Matured Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the holder, and absent such exchange, Class B shares might continue to be subject to the asset-based sales charge for longer than six years.

         The methodology for calculating the net asset value, dividends and distributions of the Fund Class A and Class B shares recognizes two types of expenses. General expenses that do not pertain specifically to either class are allocated pro rata to the shares of each class, based on the percentage of the net assets of such class to the Fund's total net assets, and then equally to each outstanding share within a given class. Such general expenses include (i) management fees, (ii) legal, bookkeeping and audit fees, (iii) printing and mailing costs of shareholder reports, prospectuses, statements of additional information and other materials for current shareholders, (iv) fees to unaffiliated Trustees, (v) custodian expenses, (vi) share issuance costs, (vii) organization and start-up costs, (viii) interest, taxes and brokerage commissions, and (ix) non-recurring expenses, such as litigation costs. Other expenses that are directly attributable to a class are allocated equally to each outstanding share within that class. Such expenses included (i) Distribution Plan fees, (ii) incremental transfer and shareholder servicing agent fees and expenses, (iii) registration fees and (iv) shareholder meeting expenses, to the extent that such expenses pertain to a specific class rather than to the Fund as a whole.

         REDUCED SALES CHARGE. Reduced sales charges are applicable to purchases of $50,000 or more of Class A shares of the Fund alone or in combination with purchases of shares of other Victory Portfolios made at any one time. To obtain the reduction of the sales charge, you or your investment professional must notify the Transfer Agent at the time of purchase whenever a quantity discount is applicable to your purchase. Upon such notification, you will receive the lowest applicable sales charge.

         The contingent deferred sales charge is waived on Class B shares in the following cases: (i) shares sold to Key Advisers, the Sub-Adviser or their affiliates; (ii) shares issued in plans of reorganization to which the Fund is a party; and (iii) shares redeemed in involuntary redemptions.

         In addition to investing at one time in any combination of Class A shares of the Victory Portfolios in an amount entitling you to a reduced sales charge, you may qualify for a reduction in the sales charge under the following programs:

         COMBINED PURCHASES. When you invest in Class A shares of the Victory Portfolios for several accounts at the same time, you may combine these investments into a single transaction if purchased through one investment professional, and if the total is $50,000 or more. The following may qualify for this privilege: an individual, or "company" as defined in Section 2(a)(8) of the 1940 Act; an individual, spouse, and their children under age 21 purchasing for his, her, or their own account; a trustee, administrator or other fiduciary purchasing for a single trust estate or single fiduciary account or for a single or a parent-subsidiary group of "employee benefit plans" (as defined in Section 3(3) of ERISA); and tax-exempt organizations under Section 501(c)(3) of the Internal Revenue Code.

         RIGHTS OF ACCUMULATION. Your "Rights of Accumulation" permit reduced sales charges on future purchases of Class A shares after you have reached a new breakpoint. You can add the value of existing Victory Portfolios shares held by you, your spouse, and your children under age 21, determined at the previous day's NAV at the close of business, to the amount of your new purchase valued at the current offering price to determine your reduced sales charge.

         LETTER OF INTENT. If you anticipate purchasing $50,000 or more of shares of the Fund alone or in combination with Class A shares of certain other Victory Portfolios within a 13-month period, you may obtain shares of the portfolios at the same reduced sales charge as though the total quantity were invested in one lump sum, by filing a non-binding Letter of Intent (the "Letter") within 90 days of the start of the purchases. Each investment you make after signing the Letter will be entitled to the sales charge applicable to the total investment indicated in the Letter. For example, a $2,500 purchase toward a $60,000 Letter would receive the same reduced sales charge as if the $60,000 had been invested at one time. To ensure that the reduced price will be received on future purchases, you or your investment professional must inform the transfer agent that the Letter is in effect each time shares are purchased. Neither income dividends nor capital gain distributions taken in additional shares will apply toward the completion of the Letter.

         Your initial investment must be at least 5% of the total amount you plan to invest. Out of the initial purchase, 5% of the dollar amount specified in the Letter will be registered in your name and held in escrow. The shares held in escrow cannot be redeemed or exchanged until the Letter is satisfied or the additional sales charges have been paid. You will earn income dividends and capital gain distributions on escrowed shares. The escrow will be released when your purchase of the total amount has been completed. You are not obligated to complete the Letter.

         If you purchase more than the amount specified in the Letter and qualify for a further sales charge reduction, the sales charge will be adjusted to reflect your total purchase at the end of 13 months. Surplus funds will be applied to the purchase of additional shares at the then current offering price applicable to the total purchase.

         If you do not complete your purchase under the Letter within the 13-month period, your sales charge will be adjusted upward, corresponding to the amount actually purchased, and if after written notice, you do not pay the increased sales charge, sufficient escrowed shares will be redeemed to pay such charge.


                         ADDITIONAL EXCHANGE INFORMATION



         Class A shares of the Fund (see "Description of Victory Portfolios" below) may be exchanged for shares of any Victory money market fund or any other fund of the Victory Portfolios with the same or a lower sales charge. Shares of any Victory money market portfolio or any Victory Portfolios with a reduced sales charge may be exchanged for shares of the Fund upon payment of the difference in the sales charge (or, if applicable, shares of any Victory money market portfolio may be used to purchase Class B shares of the Fund.)


         Class B shares of the Fund may be exchanged for shares of other Victory Portfolios that offer Class B shares. The CDSC applicable to Class B shares is imposed on Class B shares redeemed within six years of the initial purchase of the exchanged Class B shares. When Class B shares are redeemed to effect an exchange, the priorities described in "How to Invest" in the Prospectus for the imposition of the Class B CDSC will be followed in determining the order in which the shares are exchanged. Shareholders should take into account the effect of any exchange on the applicability and rate of any CDSC that might be imposed in the subsequent redemption of remaining shares. Shareholders owning shares of both classes must specify whether they intend to exchange Class A or Class B shares.

                        ADDITIONAL REDEMPTION INFORMATION

         REINSTATEMENT PRIVILEGE. Within 90 days of a redemption, a shareholder may reinvest all or part of the redemption proceeds of (i) Class A shares, or
(ii) Class B shares that were subject to the Class B contingent deferred sales charge when redeemed, in Class A shares of the Fund or any of the other Victory Portfolios into which shares of the Fund are exchangeable as described below, at the net asset value next computed after receipt by the Transfer Agent of the reinvestment order. No charge is currently made for reinvestment in shares of the Fund but a reinvestment in shares of certain other Victory Portfolios is subject to a $5.00 service fee. The shareholder must ask the Distributor for such privilege at the time of reinvestment. Any capital gain that was realized when the shares were redeemed is taxable, and reinvestment will not alter any capital gains tax payable on that gain. If there has been a capital loss on the redemption, some or all of the loss may not be tax deductible, depending on the timing and amount of the reinvestment. Under the Internal Revenue Code, if the redemption proceeds of Fund shares on which a sales charge was paid are reinvested in shares of the Fund or another of the Victory Portfolios within 90 days of payment of the sales charge, the shareholder's basis in the shares of the Fund that were redeemed may not include the amount of the sales charge paid. That would reduce the loss or increase the gain recognized from redemption. The Fund may amend, suspend or cease offering this reinvestment privilege at any time as to shares redeemed after the date of such amendment, suspension or cessation. You must reinstate your shares into an account with the same registration. This privilege may be exercised only once by a shareholder with respect to the Fund. For information on which funds are available for the Reinstatement Privilege, please consult your program materials.

                           DIVIDENDS AND DISTRIBUTIONS

         The Fund ordinarily declares and pays dividends separately for Class A and Class B shares from its net investment income quarterly. The Fund distributes substantially all of its net investment income and net capital gains, if any, to shareholders within each calendar year as well as on a fiscal year basis to the extent required for the Fund to qualify for favorable federal tax treatment.

         The amount of a class's distributions may vary from time to time depending on market conditions, the composition of the Fund's portfolio, and expenses borne by the Fund or borne separately by a class, as described in "Alternative Sales Arrangements Class A and Class B," above. Dividends are calculated in the same manner, at the same time and on the same day for shares of each class. However, dividends on Class B shares are expected to be lower as a result of the asset-based sales charge on Class B shares, and Class B dividends will also differ in amount as a consequence of any difference in net asset value between Class A and Class B shares.

         For this purpose, the net income of the Fund, from the time of the immediately preceding determination thereof, shall consist of all interest income accrued on the portfolio assets of the Fund, dividend income, if any, income from securities loans, if any, and realized capital gains and losses on the Fund assets, less all expenses and liabilities of the Fund chargeable against income. Interest income shall include discount earned, including both original issue and market discount, on discount paper accrued ratably to the date of maturity. Expenses, including the compensation payable to Key Advisers or the Sub-Adviser, are accrued each day. The expenses and liabilities of the Fund shall include those appropriately allocable to the Fund as well as a share of the general expenses and liabilities of the Victory Portfolios in proportion to the Fund's share of the total net assets of the Victory Portfolios.

Additional Tax Information

         It is the policy of the Fund to qualify for the favorable tax treatment accorded regulated investment companies ("RICs") under Subchapter M of the Code, for so long as such qualification is in the best interest of its shareholders. By following such policy and distributing its income and gains currently with respect to each taxable year, the Victory Portfolios expects to eliminate or reduce to a nominal amount the federal income and excise taxes to which it may otherwise be subject.

         In order to qualify as a RIC, the Fund must, among other things, (1) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock or securities, foreign currencies or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities or currencies, (2) derive less than 30% of its gross income from the sale or other disposition of stock, securities, options, futures, forward contracts, and certain foreign currencies (or options, futures, or forward contracts on foreign currencies) held for less than three months, and
(3) diversify its holdings so that at the end of each quarter of its taxable year (i) at least 50% of the market value of the Fund's assets is represented by cash or cash items, U.S. Government securities, securities of other RICs and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities) or of two or more issuers that the Victory Portfolios control and that are engaged in the same, similar, or related trades or businesses. These requirements may restrict the degree to which the Fund may engage in short-term trading and concentrate investments. If the Fund qualifies as a RIC, it will not be subject to federal income tax on the part of its net investment income and net realized capital gains, if any, that it distributes to shareholders with respect to each taxable year within the time limits specified in the Code.

         A non-deductible excise tax is imposed on regulated investment companies that do not distribute in each calendar year an amount equal to 98% of their ordinary income for the year plus 98% of their capital gain net income for the 1-year period ending on October 31 of such calendar year. The balance of such income must be distributed during the following calendar year. If distributions during a calendar year are less than the required amount, the fund is subject to a non-deductible excise tax equal to 4% of the deficiency.

         Certain investment and hedging activities of the Fund, including transactions in options, futures contracts, hedging transactions, forward contracts, straddles, foreign currencies, and foreign securities, are subject to special tax rules. In a given case, these rules may accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert short-term capital losses into long-term capital losses, or otherwise affect the character of the Fund's income. These rules could therefore affect the amount, timing and character of distributions to shareholders. The Victory Portfolios will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interest of the Victory Portfolios and their securities.

         The Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of taxable dividends paid to any shareholder who has failed to provide (or provided an incorrect) tax identification number, or is subject to withholding pursuant to a notice from the Internal Revenue Service for failure to properly include on his or her income tax return payments of interest or dividends. This "backup withholding" is not an additional tax, and any amounts withheld may be credited against the shareholder's ultimate U.S. tax liability.

         Information set forth in the Prospectus and this Statement of Additional Information that relates to federal taxation is only a summary of certain key federal tax considerations generally affecting purchasers of shares of the Fund. No attempt has been made to present a complete explanation of the federal tax treatment of the Fund or its shareholders, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential purchasers of shares of the Fund are urged to consult their tax advisers with specific reference to their own tax circumstances. In addition, the tax discussion in the Prospectus and this Statement of Additional Information is based on tax law in effect on the date of the Prospectus and this Statement of Additional Information; such laws and regulations may be changed by legislative, judicial or administrative action, sometimes with retroactive effect.


                      MANAGEMENT OF THE VICTORY PORTFOLIOS



Board of Trustees



         Overall responsibility for management of the Victory Portfolios rests with the Trustees, who are elected by the shareholders of the Victory Portfolios. The Victory Portfolios are managed by the Trustees in accordance with the laws of the State of Delaware governing business trusts. There are currently seven Trustees, six of whom are not "interested persons" of the Victory Portfolios within the meaning of that term under the 1940 Act. The Trustees, in turn, elect the officers of the Victory Portfolios to supervise actively its day-to-day operations.



         The Trustees of the Victory Portfolios, their addresses, ages and their principal occupations during the past five years are as follows:



                                       Position(s) Held
                                       With the Victory                    Principal Occupation
Name, Address and Age                  Funds                               During Past 5 Years
---------------------                  ----------------                    --------------------
Leigh A. Wilson, 51*                   Trustee and                         From 1989 to present, Chairman and
Glenleigh International Ltd.           President                           Chief Executive Officer, Glenleigh
53 Sylvan Road North                                                       International Limited; previously
Westport, CT  06880                                                        Chief Executive Officer, Paribas
                                                                           North America and Paribas
                                                                           Corporation; Trustee, The Victory
                                                                           Funds and Spears, Benzak, Salomon
                                                                           and Farrell ("SBSF") Funds.



------------

                                       Position(s) Held
                                       With the Victory                    Principal Occupation
Name, Address and Age                  Funds                               During Past 5 Years
---------------------                  ----------------                    --------------------


* Mr. Wilson is deemed to be an "interested person" of the Victory Portfolios under the 1940 Act solely by reason of his position as President.

                                       Position(s) Held
                                       With the Victory                    Principal Occupation
Name, Address and Age                  Funds                               During Past 5 Years
---------------------                  ----------------                    --------------------
 Robert G. Brown, 72
 5460 N. Ocean Drive
 Singer Island, Riviera Beach,          Trustee                             Retired; from October 1983 to
 Florida  33404                                                             November 1990, President, Cleveland
                                                                            Advanced Manufacturing Program
                                                                            (non-profit corporation engaged in
                                                                            regional economic development).

 Edward P. Campbell, 46                 Trustee                             From March 1, 1994 to present,
 Nordson Corporation                                                        Executive Vice President and Chief
 28601 Clemens Road                                                         Operating Officer of Nordson
 Westlake, OH  44145                                                        Corporation (manufacturer of
                                                                            application equipment); from May
                                                                            1988 to March 1994, Vice President
                                                                            of Nordson Corporation; from 1987 to
                                                                            December 1994, member of the
                                                                            Supervisory Committee of Society's
                                                                            Collective Investment Retirement
                                                                            Fund; from May 1991 to August 1994,
                                                                            Trustee, Financial Reserves Fund and
                                                                            from May 1993 to August 1994,
                                                                            Trustee, Ohio Municipal Money Market
                                                                            Fund; Trustee, The Victory Funds and
                                                                            SBSF Funds.

 Dr. Harry Gazelle, 68                  Trustee                             Retired radiologist, Drs. Hill and
 17822 Lake Road                                                            Thomas Corp.; Trustee, The Victory
 Lakewood, OH 44107                                                         Funds.

 Dr. Thomas F. Morrissey, 62            Trustee                             1995 Visiting Scholar, Bond
 Weatherhead School of                                                      University, Queensland, Australia;
    Management                                                              Professor, Weatherhead School of
 Case Western Reserve                                                       Management, Case Western Reserve
   University                                                               University; from 1989 to 1995,
 10900 Euclid Avenue                                                        Associate Dean of Weatherhead
 Cleveland, OH  44106-7235                                                  School of Management and Professor,
                                                                            Case Western Reserve University;
                                                                            from 1987 to December 1994, Member
                                                                            of the Supervisory Committee of
                                                                            Society's Collective Investment
                                                                            Retirement Fund; from May 1991 to
                                                                            August 1994, Trustee, Financial
                                                                            Reserves Fund and from May 1993 to
                                                                            August 1994, Trustee, Ohio Municipal
                                                                            Money Market Fund; Trustee, The
                                                                            Victory Funds.

                                       Position(s) Held
                                       With the Victory                    Principal Occupation
Name, Address and Age                  Funds                               During Past 5 Years
---------------------                  ----------------                    --------------------
Stanley I. Landgraf, 70                Trustee                             Retired; currently, Trustee,
41 Traditional Lane                                                        Rensselaer Polytechnic Institute;
Albany, NY  12211                                                          Director, Elenel Corporation and
                                                                           Mechanical Technology, Inc.; Member,
                                                                           Board of Overseers, School of
                                                                           Management, Rensselaer Polytechnic
                                                                           Institute; Member, The Fifty Group (a
                                                                           Capital Region business
                                                                           organization); Trustee, The Victory
                                                                           Funds.

H. Patrick Swygert, 52                 Trustee                             President, Howard University;
Howard University                                                          formerly President, State
2400 6th Street, N.W.                                                      University of New York at Albany;
Suite 320                                                                  formerly, Executive Vice President,
Washington, DC  20059                                                      Temple University; Trustee, The
                                                                           Victory Funds.



         The Board presently has an Investment Policy Committee and a Business, Legal, and Audit Committee. The members of the Investment Policy Committee are Messrs. Landgraf (Chairman), Morrissey and Brown, who will serve until May 1996. The function of the Investment Policy Committee is to review the existing investment policies of the Victory Portfolios, including the levels of risk and types of funds available to shareholders, and make recommendations to the Board of Trustees regarding the revision of such policies or, if necessary, the submission of such revisions to the Victory Portfolios' shareholders for their consideration. The members of the Business, Legal and Audit Committee are Messrs. Swygert (Chairman), Campbell and Gazelle who will serve until May 1996. The function of the Business, Legal and Audit Committee is to recommend independent auditors and monitor accounting and financial matters; to nominate persons to serve as disinterested Trustees and Trustees to serve on committees of the Board; and to review compliance and contract matters.



         The Investment Policy Committee met four times during the 12 months ended October 31, 1995. The Business, Legal and Audit Committee was constituted on May 24, 1995 (and has met twice since then) and replaced the Audit Committee, the Legal Committee and the Nominating Committee, which met three times, one time and one time, respectively, during the 12 month period ended October 31, 1995.



REMUNERATION OF TRUSTEES AND CERTAIN EXECUTIVE OFFICERS



         Effective June 1, 1995, each Trustee (other than Leigh A. Wilson) receives an annual fee of $27,000 for serving as Trustee of all the funds of the Victory Portfolios, and an additional per meeting fee ($2,400 in person and $1,200 per telephonic meeting).



         Effective June 1, 1995, Leigh A. Wilson receives an annual fee of $33,000 for serving as President and Trustee for all of the funds of the Victory Portfolios, and an additional per meeting fee ($3,000 in person and $1,500 per telephonic meeting).

         The following table indicates the compensation received by each Trustee from the Fund and from the Victory "Fund Complex"* during the fiscal period ended October 31, 1995:



                                         Pension or                                Total
                                         Retirement            Estimated        Compensation
                                      Benefits Accrued           Annual           from the            Total Compensation
                                             as                 Benefits          National                 from Victory
                                     Portfolio Expenses     Upon Retirement    Municipal Fund           "Fund Complex"*
                                     ------------------     ---------------    --------------           ---------------
 Robert G. Brown, Trustee  . . . .         -0-                    -0-              $39.89                  $39,815.98
 Edward P. Campbell, Trustee . . .         -0-                    -0-               26.78                   33,799.68
 Harry Gazelle, Trustee  . . . . .         -0-                    -0-               37.48                   35,916.98
 John W. Kemper,# Trustee  . . . .         -0-                    -0-               18.20                   22,567.31
 Thomas F. Morrissey, Trustee. . .         -0-                    -0-               40.09                   40,366.98
 Stanley I. Landgraft, Trustee . .         -0-                    -0-               38.83                   34,615.98
 Leigh A. Wilson, Trustee  . . . .         -0-                    -0-               49.44                   46,716.97
 H. Patrick Swygert, Trustee . . .         -0-                    -0-               40.09                   37,116.98
 John D. Buckingham,# Trustee. . .         -0-                    -0-               13.33                   18,841.89
 John R. Young,# Trustee . . . . .         -0-                    -0-               18.91                   21,963.81



#        Resigned



--------------------------

* For certain Trustees, these amounts include compensation received from The Victory Funds (which were reorganized into the Victory Portfolios as of June 5, 1995), the SBSF Funds (the investment adviser of which was acquired by KeyCorp effective April, 1995) and Society's Collective Investment Retirement Funds, which were reorganized into the Victory Balanced Fund and Victory Government Mortgage Fund as of December 19, 1994. There are presently 28 mutual funds from which the above-named Trustees are compensated in the Victory "Fund Complex," but not all of the above-named Trustees serve on the boards of each fund in the "Fund Complex."



Officers



         The officers of the Victory Portfolios, their addresses, ages and principal occupations during the past five years are as follows:



                                      Position with the                   Principal occupation
   Name                               Victory Portfolios                  during past 5 years
   ----                               ------------------                  --------------------
 Leigh A. Wilson, 51                  President and Trustee               From 1989 to present, Chairman and
 Glenleigh International Ltd.                                             Chief Executive Officer, Glenleigh
 53 Sylvan Road North                                                     International Limited; from 1984-
 Westport, CT  06880                                                      1989, Chief Executive Officer,

                                                                          Paribas North America and Paribas
                                                                          Corporation; Trustee to The Victory
                                                                          Funds and SBSF Funds.

 William B. Blundin, 57               Vice President                      Senior Vice President of BISYS Fund
 BISYS Fund Services                                                      Services; officer of other
 125 West 55th Street                                                     investment companies administered
 New York, New York 10019                                                 by BISYS Fund Services; President
                                                                          and Chief Executive Officer of
                                                                          Vista Broker-Dealer Services, Inc.,
                                                                          Emerald Asset Management, Inc. and
                                                                          BNY Hamilton Distributors, Inc.,
                                                                          registered broker/dealers.

 J. David Huber, 49                   Vice President                      Executive Vice President, BISYS
 BISYS Fund Services                                                      Fund Services.
 3435 Stelzer Road
 Columbus, OH 43219-3035

 Scott A. Englehart, 33               Secretary                           From October 1990 to present,
 BISYS Fund Services                                                      employee of BISYS Fund Services,
 3435 Stelzer Road                                                        Inc.; from 1985 to October 1990,
 Columbus, OH 43219-3035                                                  Manager of Banking Center, Fifth
                                                                          Third Bank.

 George O. Martinez, 36               Assistant Secretary                 From March 1995 to present, Senior
 BISYS Fund Services                                                      Vice President and Director of
 3435 Stelzer Road                                                        Legal and Compliance Services,
 Columbus, OH 43219-3035                                                  BISYS Fund Services; from June
                                                                          1989-March 1995, Vice President and
                                                                          Associate General Counsel, Alliance
                                                                          Capital Management.

 Martin R. Dean, 32                   Treasurer                           From May 1994 to present, employee
 BISYS Fund Services                                                      of BISYS Fund Services; from
 3435 Stelzer Road                                                        January 1987 - April 1994, Senior
 Columbus, OH 43219-3035                                                  Manager, KPMG Peat Marwick.

 Adrian J. Waters, 33                 Assistant Treasurer                 From May 1993 to present, employee
 BISYS Fund Services (Ireland)                                            of BISYS Fund Services; from 1989-
 Limited                                                                  May 1993, Manager, Price
 ITI House                                                                Waterhouse.
 12 Earlsfort Terrace
 Dublin 2, Ireland



The mailing address of each of the officers of the Victory Portfolios is 3435 Stelzer Road, Columbus, Ohio 43219-3035.

The officers of the Victory Portfolios (other than Leigh Wilson) receive no compensation directly from the Victory Portfolios for performing the duties of their offices. BISYS Fund Services, Inc. receives fees from the Victory Portfolios for acting as Administrator.



         As of January 6, 1996, the Trustees and officers as a group owned beneficially less than 1% of the Fund.



Investment Adviser and Sub-Adviser



         Key Advisers was organized as an Ohio corporation on July 27, 1995 and is registered as an investment adviser under the Investment Advisers Act of 1940. It is a wholly-owned subsidiary of KeyCorp Asset Management Holdings, Inc., which is a wholly-owned subsidiary of Society National Bank, a wholly-owned subsidiary of KeyCorp. Affiliates of Key Advisers manage approximately $37 billion for numerous clients including large corporate and public retirement plans, Taft-Hartley plans, foundations and endowments, high net worth individuals and mutual funds.



         KeyCorp, a financial services holding company, is headquartered at 127 Public Square, Cleveland, Ohio 44114. As of June 30, 1995, KeyCorp had an asset base of $67.5 billion, with banking offices in 25 states from Maine to Alaska, and trust and investment offices in 16 states. KeyCorp is the resulting entity of the merger in 1994 of Society Corporation, the bank holding company of which Society National Bank was a wholly-owned subsidiary, and KeyCorp, the former bank holding company. KeyCorp's major business activities include providing traditional banking and associated financial services to consumer, business and commercial markets. Its non-bank subsidiaries include investment advisory, securities brokerage, insurance, bank credit card processing, and mortgage leasing companies. Society National Bank is the lead affiliate bank of KeyCorp.



         The following table lists the advisory fees for each mutual fund that is advised by Key Advisers.



         .25 OF 1% OF AVERAGE DAILY NET ASSETS
                 Victory Institutional Money Market Fund*



         .35 OF 1% OF AVERAGE DAILY NET ASSETS
                 Victory Prime Obligations Fund*
                 Victory U.S. Government Obligations Fund*
                 Victory Tax-Free Money Market Fund*



         .50 OF 1% OF AVERAGE DAILY NET ASSETS
                 Victory Ohio Municipal Money Market Fund*
                 Victory Limited Term Income Fund*
                 Victory Government Mortgage Fund*
                 Victory Financial Reserves Fund*
                 Victory Fund for Income #



         .55 OF 1% OF AVERAGE DAILY NET ASSETS
                 Victory National Municipal Bond Fund*
                 Victory Government Bond Fund*
                 Victory New York Tax-Free Fund*

         .60 OF 1% OF AVERAGE DAILY NET ASSETS
                 Victory Ohio Municipal Bond Fund*
                 Victory Stock Index Fund*



         .65 OF 1% OF AVERAGE DAILY NET ASSETS
                 Victory Diversified Stock Fund*



         .75 OF 1% OF AVERAGE DAILY NET ASSETS
                 Victory Intermediate Income Fund*
                 Victory Investment Quality Bond Fund*
                 Victory Ohio Regional Stock Fund*



         1% OF AVERAGE DAILY NET ASSETS
                 Victory Balanced Fund*
                 Victory Value Fund*
                 Victory Growth Fund*
                 Victory Special Value Fund*
                 Victory Special Growth Fund+



         1.10% OF AVERAGE DAILY ASSETS
                 Victory International Growth Fund*



# First Albany Asset Management Corporation serves as sub-adviser to the Victory Fund for Income, for which it receives .20% of average daily net assets.



+ T. Rowe Price Associates, Inc. serves as sub-adviser to the Victory Special Growth Fund, for which it receives .25% of average daily net assets up to $100 million and .20% of average daily net assets in excess of $100 million.



* Society Asset Management, Inc. (the Sub-Adviser) serves as sub-adviser to each of these funds. For its services under the investment sub-advisory agreement, Key Advisers pays the Sub-Adviser sub-advisory fees at rates (based on an annual percentage of average daily net assets) which vary according to the table set forth below:



For the Victory Balanced Fund, Diversified Stock Fund,      For the Victory International Growth Fund, Ohio
Growth Fund, Stock Index Fund and Value Fund:               Regional Stock Fund and Special Value
                                                            Fund:

                                         Rate of                                               Rate of
         Net Assets               Sub-Advisory Fee*                 Net Assets           Sub-Advisory Fee*
         ----------               -----------------                 ----------           -----------------
Up to $10,000,000                     0.65%                 Up to $10,000,000                  0.90%
Next $15,000,000                      0.50%                 Next $15,000,000                   0.70%
Next $25,000,000                      0.40%                 Next $25,000,000                   0.55%
Above $50,000,000                     0.35%                 Above $50,000,000                  0.45%

For the Victory Intermediate Income Fund,                   For the Victory Prime Obligations Fund, Tax-Free
Investment Quality Bond Fund, Limited Term                  Money Market Fund, U.S. Government Obligations
Income Fund, Ohio Municipal Bond Fund,                      Fund, Financial Reserves Fund, Institutional Money
Government Bond Fund, Government Mortgage Fund,             Market Fund and Ohio Municipal Money Market Fund:
National Municipal Bond Fund and New York
Tax-Free Fund:

                                         Rate of                                               Rate of
         Net Assets               Sub-Advisory Fee*                 Net Assets           Sub-Advisory Fee*
         ----------               -----------------                 ----------           -----------------
Up to $10,000,000                     0.40%                 Up to $10,000,000                  0.25%
Next $15,000,000                      0.30%                 Next $15,000,000                   0.20%
Next $25,000,000                      0.25%                 Next $25,000,000                   0.15%
Above $50,000,000                     0.20%                 Above $50,000,000                  0.125%



--------------------
* As a percentage of average daily net assets. The Sub-Adviser has the right to voluntarily waive any portion of the sub- advisory fee from time to time.



                          ADVISORY AND OTHER CONTRACTS



         Unless sooner terminated, the Investment Advisory Agreement between Key Advisers and the Fund provides that it will continue in effect as to the Fund for an initial two-year term and for consecutive one-year terms thereafter, provided that such continuance is approved at least annually by the Victory Portfolios' Trustees or by vote of a majority of the outstanding shares of such Fund (as defined under "GENERAL INFORMATION - Miscellaneous" in the Prospectuses), and, in either case, by a majority of the Trustees who are not parties to the Investment Advisory Agreement or interested persons (as defined in the 1940 Act) of any party to the Investment Advisory Agreement, by votes cast in person at a meeting called for such purpose.



         The Investment Advisory Agreement is terminable as to the Fund at any time on 60 days' written notice without penalty by the Trustees, by vote of a majority of the outstanding shares of the Fund, or by Key Advisers. The Investment Advisory Agreement also terminates automatically in the event of any assignment, as defined under the 1940 Act.



         The Investment Advisory Agreement provides that Key Advisers shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of services pursuant to the Investment Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of Key Advisers in the performance of its duties, or from reckless disregard by it of either duties and obligations thereunder.



         Under the Investment Advisory Agreement, Key Advisers has agreed to provide the investment advisory services described in the Prospectus. For the services provided and expenses assumed pursuant to the Investment Advisory Agreement, the Fund pays Key Advisers a fee, computed daily and paid monthly, at the annual rate of fifty-five one-hundredths of one percent (.55%) of the average daily net assets of the Fund.

         Prior to January, 1993, Society National Bank served as investment adviser to the Predecessor Fund and the Fund. From September 26, 1994 (commencement of operations) until December 31, 1995, Society Asset Management, Inc. served as investment adviser to the Fund. For the fiscal years ended October 31, 1994 and 1995 the Fund paid investment advisory fees of $_________, and $________, respectively, after fee reductions of $______, and $________ respectively.



         Under the Investment Advisory Agreement, Key Advisers may delegate a portion of its responsibilities to a sub-adviser. In addition, the Investment Advisory Agreement provides that Key Advisers may render services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser of the Fund and are under the common control of KeyCorp as long as all such persons are functioning as part of an organized group of persons, managed by authorized officers of Key Advisers.



         Key Advisers has entered into an investment sub-advisory agreement with its affiliate, Society Asset Management, Inc. on behalf of the Fund. The Sub-Adviser is a wholly-owned subsidiary of KeyCorp Asset Management Holdings, Inc. With respect to the day to day management of the Fund, under the sub-advisory agreement, the Sub-Adviser makes decisions concerning, and places all orders for, purchases and sales of securities and helps maintain the records relating to such purchases and sales. The Sub-Adviser may, in its discretion, provide such services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser to the Company under applicable laws and are under the common control of KeyCorp; provided that (i) all persons, when providing services under the sub-advisory agreement, are functioning as part of an organized group of persons, and (ii) such organized group of persons is managed at all times by authorized officers of the Sub-Adviser. This arrangement will not result in the payment of additional fees by the Fund.


Glass-Steagall Act

         In 1971 the United States Supreme Court held in Investment Company Institute v. Camp that the federal statute commonly referred to as the Glass-Steagall Act prohibits a national bank from operating a fund for the collective investment of managing agency accounts. Subsequently, the Board of Governors of the Federal Reserve System (the "Board") issued a regulation and interpretation to the effect that the Glass-Steagall Act and such decision: (a) forbid a bank holding company registered under the Federal Bank Holding Company Act of 1956 (the "Holding Company Act") or any non-bank affiliate thereof from sponsoring, organizing, or controlling a registered, open-end investment company continuously engaged in the issuance of its shares, but (b) do not prohibit such a holding company or affiliate from acting as investment adviser, transfer agent, and custodian to such an investment company. In 1981 the United States Supreme Court held in Board of Governors of the Federal Reserve System v. Investment Company Institute that the Board did not exceed its authority under the Holding Company Act when it adopted its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisers to registered closed-end investment companies. In the Board of Governors case, the Supreme Court also stated that if a national bank complied with the restrictions imposed by the Board in its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisers to investment companies, a national bank performing investment advisory services for an investment company would not violate the Glass-Steagall Act.


         Key Advisers and the Sub-Adviser believe that they may perform the services for the Victory Portfolios contemplated by the Prospectus, this Statement of Additional Information, and the Investment Advisory Agreement (and Sub-Advisory Agreement) with the Victory Portfolios without violation of applicable statutes and regulations and has so represented in its Investment Advisory Agreement (and Sub-Advisory Agreement) with the Victory Portfolios. Key Trust Company of Ohio, N.A. believes that it may perform the services for the Victory Portfolios contemplated by the Prospectus, this Statement of Additional Information, and the Shareholder Servicing Agreement with the

Victory Portfolios (as described below) without violation of applicable statutes and regulations and has so represented in such Shareholder Servicing Agreement. Future changes in either federal or state statutes and regulations relating to the permissible activities of banks or bank holding companies and the subsidiaries or affiliates of those entities, as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations, could prevent or restrict Key Trust Company of Ohio, N.A., Key Advisers or the Sub-Adviser from continuing to perform such services for the Victory Portfolios. Depending upon the nature of any changes in the services which could be provided by Key Trust Company of Ohio, N.A., Key Advisers or the Sub-Adviser, the Trustees of the Victory Portfolios would review the Victory Portfolios' relationship with Key Trust Company of Ohio, N.A., Key Advisers or the Sub-Adviser and consider taking all action necessary in the circumstances.



         Should future legislative, judicial, or administrative action prohibit or restrict the proposed activities of Key Trust Company of Ohio, N.A., Key Advisers or the Sub-Adviser and its affiliated and correspondent banks and other non-bank affiliates in connection with customer purchases of shares of the Victory Portfolios, the banks and such non-bank affiliates might be required to alter materially or discontinue the services offered by them to customers. It is not anticipated, however, that any change in the Victory Portfolios' method of operations would affect its net asset value per share or result in financial losses to any customer.



         From time to time, advertisements, supplemental sales literature and information furnished to present or prospective shareholders of the Fund may include descriptions of Key Trust Company of Ohio, N.A., Key Advisers and the Sub-Adviser including, but not limited to, (i) descriptions of the operations of Key Trust Company of Ohio, N.A., Key Advisers and the Sub-Adviser; (ii) descriptions of certain personnel and their functions; and (iii) statistics and rankings related to the operations of Key Trust Company of Ohio, N.A., Key Advisers and the Sub-Adviser.



Portfolio Transactions



         Pursuant to the Investment Advisory Agreement (and Sub-Advisory Agreement), Key Advisers or the Sub-Adviser determines, subject to the general supervision of the Trustees of the Victory Portfolios, and in accordance with the Fund's investment objective and restrictions, which securities are to be purchased and sold by the Fund, and which brokers are to be eligible to execute its portfolio transactions. Purchases from underwriters and/or broker-dealers of portfolio securities include a commission or concession paid by the issuer to the underwriter and/or broker-dealer and purchases from dealers serving as market makers may include the spread between the bid and asked price. While Key Advisers and the Sub-Adviser generally seek competitive prices (inclusive of any spread or commission), the Fund may not necessarily pay the lowest prices available on each transaction, for reasons discussed below.



         Allocation of transactions to dealers is determined by Key Advisers or the Sub-Adviser in their best judgment and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. Subject to this consideration, dealers who provide supplemental investment research to Key Advisers or the Sub-Adviser may receive orders for transactions by the Victory Portfolios. Information so received is in addition to and not in lieu of services required to be performed by Key Advisers or the Sub-Adviser and does not reduce the advisory fees payable to Key Advisers by the Victory Portfolios. Such information may be useful to Key Advisers or the Sub-Adviser in serving both the Victory Portfolios and other clients and, conversely, such supplemental research information obtained by the placement of orders on behalf of other clients may be useful to Key Advisers or the Sub-Adviser in carrying out its obligations to the Victory Portfolios. In the future, the Trustees may also authorize the allocation of brokerage to affiliated broker-dealers on an agency basis to effect portfolio transactions. In such event, the Trustees will adopt procedures incorporating the standards of Rule 17e-1 under the 1940 Act, which requires that the commission paid to affiliated broker-dealers be "reasonable and fair compared to the commission, fee or other remuneration received, or to be received, by other brokers in connection with comparable transactions involving similar securities during a comparable period of time." At times, the Fund may also purchase portfolio securities directly from dealers acting as principals, underwriters or market makers. As these transactions are usually conducted on a net basis, no brokerage commissions are paid by the Fund.



         The Victory Portfolios will not execute portfolio transactions through, acquire portfolio securities issued by, make savings deposits in, or enter into repurchase or reverse repurchase agreements with Key Advisers, the Sub-Adviser, Key Trust Company of Ohio, N.A. or its affiliates, Concord Holding Corporation, Victory Broker-Dealer Services, Inc. or their affiliates, and will not give preference to Key Trust Company of Ohio, N.A.'s correspondent banks or affiliates, or Concord Holding Corporation or Victory Broker-Dealer Services, Inc. with respect to such transactions, securities, savings deposits, repurchase agreements, and reverse repurchase agreements.



         Investment decisions for the Fund are made independently from those for the other funds or any other investment company or account managed by Key Advisers (or Society). Any such other investment company or account may also invest in the same securities as a particular fund. When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and another fund, investment company or account, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which Key Advisers (or Society) believes to be equitable to the Fund and such other fund, investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained by the Fund. To the extent permitted by law, Key Advisers (or Society) may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for the other funds or for other investment companies or accounts in order to obtain best execution. As provided by the Investment Advisory (and Sub-Advisory) Agreement, in making investment recommendations for the Victory Portfolios, Key Advisers (or Society) will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by a Fund is a customer of Society, its parents or subsidiaries or affiliates and, in dealing with their commercial customers, Key Advisers (Society), its parents, subsidiaries, and affiliates will not inquire or take into consideration whether securities of such customers are held by the Victory Portfolios.



         In the fiscal years ended October 31, 1994 and 1995, the Fund paid $_______, and $_______, respectively, in brokerage commissions.



Business Management Agreement



         In connection with its obligations under the Investment Sub-Advisory Agreement, the Sub-Adviser has entered into a Business Management Agreement with Key Advisers, pursuant to which Key Advisers provides certain administrative and support services to the Sub-Adviser. Such services include preparing reports to the Victory Portfolio's Board of Trustees, recordkeeping services, and services rendered in connection with the preparation of regulatory filings and other reports, and regulatory and other administrative and compliance systems and support services.



         For such services to the Fund, the Sub-Adviser pays fees to Key Advisers which vary according to a sliding scale containing "breakpoints" at which decreases in the business management fees correspond to increases in the average daily net asset values of the Fund as follows:



                                                       Rate of Business
             Net Assets of the Fund                    Management Fee*
             ----------------------                    ---------------

             Up to $10,000,000                                0 .25%
             Next $15,000,000                                 0 .15%
             Next $25,000,000                                 0 .10%
             Above $50,000,000                                0 .05%

--------------------

*        As a percentage of average daily net assets.



Administrator



         Currently, Concord Holding Corporation ("CHC") serves as general manager and administrator (the "Administrator") to the Fund. The Administrator assists in supervising all operations of the Fund (other than those performed by Key Advisers or the Sub- Adviser under the Investment Advisory Agreement and Sub-Advisory Agreement.



         CHC receives a fee from the Fund for its services as Administrator and expenses assumed pursuant to the Administration Agreements, calculated daily and paid monthly, at the annual rate of fifteen one hundredths of one percent (.15%) of the Fund's average daily net assets. CHC may periodically waive all or a portion of its fee with respect to the Fund in order to increase the net income of the Fund available for distribution as dividends.



         Unless sooner terminated, the Administration Agreement will continue in effect as to the Fund for a period of two years, and for consecutive one-year terms thereafter, provided that such continuance is ratified at least annually by the Victory Portfolios' Board of Trustees or by vote of a majority of the outstanding shares of the Fund, and in either case by a majority of the Trustees who are not parties to the Administration Agreement or interested persons (as defined in the 1940 Act) of any party to the Administration Agreement, by votes cast in person at a meeting called for such purpose.



         The Administration Agreement provides that CHC shall not be liable for any error of judgment or mistake of law or any loss suffered by the Victory Portfolios in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith, or gross negligence in the performance of its duties, or from the reckless disregard by it of its obligations and duties thereunder.



         Under the Administration Agreement, CHC assists in the Fund's administration and operation, including providing statistical and research data, clerical services, internal compliance and various other administrative services, including among other responsibilities, forwarding certain purchase and redemption requests to the Transfer Agent, participation in the updating of the prospectus, coordinating the preparation, filing, printing and dissemination of reports to shareholders, coordinating the preparation of income tax returns, arranging for the maintenance of books and records and providing the office facilities necessary to carry out the duties thereunder. Under the Administration Agreement, CHC may delegate all or any part of its responsibilities thereunder.



         In the fiscal years ended October 31, 1994 and October 31, 1995, the Fund paid to CHC aggregate administration fees of $_______, and $_______, respectively, after fee reductions of $_____, and $_____, respectively.



Distributor



         Victory Broker-Dealer Services, Inc. (the "Distributor") serves as distributor for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Victory Portfolios. Unless otherwise terminated, the Distribution Agreement will remain in effect with respect to the Fund for two years, and thereafter for consecutive one-year terms, provided that it is approved at least annually (i) by the Victory Portfolios' Board of Trustees or by the vote of a majority of the outstanding shares of the Fund, and (ii) by the vote of a majority of the Trustees of the Victory Portfolios who are not parties to the Distribution Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate in the event of its assignment, as defined in the 1940 Act. For the Fund's fiscal years ended October 31, 1994 and October 31, 1995, [Concord] received $______ and $_______, respectively, in underwriting commissions, and retained $____ and $__, respectively.


Class B Shares Distribution Plan

         The Victory Portfolios has adopted a Distribution Plan for Class B shares of the Fund under Rule 12b-1 under the 1940 Act.

         The Distribution Plan adopted by the Trustees with respect to the Class B shares of the Fund provides that the Fund will pay the Distributor a distribution fee under the Plan at the annual rate of 0.75% of the average daily net assets of the Fund attributable to the Class B shares. The distribution fees may be used by the Distributor for: (a) costs of printing and distributing the Fund's prospectus, statement of additional information and reports to prospective investors in the Fund; (b) costs involved in preparing, printing and distributing sales literature pertaining to the Fund; (c) an allocation of overhead and other branch office distribution-related expenses of the Distributor; (d) payments to persons who provide support services in connection with the distribution of the Fund's shares, including but not limited to, office space and equipment, telephone facilities, answering routine inquiries regarding the Fund, processing shareholder transactions and providing any other shareholder services not otherwise provided by the Victory Portfolios' transfer agent; (e) accruals for interest on the amount of the foregoing expenses that exceed the distribution fee and the CDSC received by the Distributor; and (f) any other expense primarily intended to result in the sale of the Fund's shares, including, without limitation, payments to salespersons and dealers at the time of the sale of shares, if applicable, and continuing fees to each such salespersons and dealers, which fee shall begin to accrue immediately after the sale of such shares.

         The amount of the distribution fees payable by the Fund under the Distribution Plan is not related directly to specific expenses incurred by the Distributor, and the Distribution Plan does not obligate the Fund to reimburse the Distributor for such expenses. The Distribution Fees set forth in the Distribution Plan will be paid by the Fund to the Distributor unless and until the Plan is terminated or not renewed with respect to the Fund; any distribution or service expenses incurred by the Distributor on behalf of the Fund in excess of payments of the distribution fees specified above which the Distributor has accrued through the termination date are the sole responsibility and liability of the Distributor and not an obligation of the Fund.


         The Distribution Plan for the Class B shares specifically recognizes that either Key Advisers, the Sub-Adviser or the Distributor, directly or through an affiliate, may use its fee revenue, past profits, or other resources, without limitation, to pay promotional and administrative expenses in connection with the offer and sale of shares of the Fund. In addition, the Plan provides that Key Advisers, the Sub-Adviser and the Distributor may use their respective resources, including fee revenues, to make payments to third parties that provide assistance in selling the Fund's shares, or to third parties, including banks, that render shareholder support services.

         The Class B Distribution Plan has been approved by the Trustees including a majority of the Independent Trustees at a meeting called for that purpose and by the holders of a majority of Class B shares of the Fund. The Trustees carefully considered all pertinent factors relating to the implementation of the Plan prior to its approval, and determined that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders. To the extent that the Plan gives Key Advisers, the Sub-Adviser or the Distributor greater flexibility in connection with the distribution of shares of the Fund, additional sales of the Fund's shares may result. Additionally, certain shareholder support services may be provided more effectively under the Plan by local entities with whom shareholders have other relationships.



Shareholder Servicing Plan



         The Victory Portfolios, on behalf of the Class A and Class B shares of the Fund, has adopted a Shareholder Servicing Plan to provide payments to shareholder servicing agents (each a "Shareholder Servicing Agent") that provide administrative support services to customers who may from time to time beneficially own shares, which services include: (i) aggregating and processing purchase and redemption requests for shares from customers and promptly transmitting net purchase and redemption orders to our distributor or transfer agent; (ii) providing customers with a service that invests the assets of their accounts in shares pursuant to specific or pre-authorized instructions; (iii) processing dividend and distribution payments on behalf of customers; (iv) providing information periodically to customers showing their positions in shares; (v) arranging for bank wires; (vi) responding to customer inquiries;
(vii) providing subaccounting with respect to shares beneficially owned by customers or providing the information to the Victory Portfolios necessary for subaccounting; (viii) if required by law, forwarding shareholder communications from us (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to customers; (ix) forwarding to customers proxy statements and proxies containing any proposals regarding this Plan; and (x) providing such other similar services as we may reasonably request to the extent you are permitted to do so under applicable statutes, rules or regulations. For expenses incurred and services provided pursuant to the Shareholder Servicing Agreement, the Fund pays each Shareholder Servicing Agent a fee computed daily and paid monthly, in amounts aggregating not more than twenty-five one-hundredths of one percent (.25%) of the average daily net assets of the Fund per year. A Shareholder Servicing Agent may periodically waive all or a portion of its respective shareholder servicing fees with respect to the Fund to increase the net income of the Fund available for distribution as dividends.



Expenses



         The Fund bears the following expenses relating to its operations: taxes, interest, brokerage fees and commissions, fees of the Trustees of the Victory Portfolios, Commission fees, state securities qualification fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to current shareholders, outside auditing and legal expenses, advisory and administration fees, fees and out-of-pocket expenses of the custodian and transfer agent, certain insurance premiums, costs of maintenance of the Fund's existence, costs of shareholders' reports and meetings, and any extraordinary expenses incurred in the Fund's operation.



         If total expenses borne by the Fund in any fiscal year exceeds expense limitations imposed by applicable state securities regulations, Key Advisers, the Sub-Adviser or the Administrator will waive their fees to the extent such excess expenses exceed such expense limitation in proportion to their respective fees. As of the date of this Statement of Additional Information, the most restrictive expense limitation applicable to the Fund limits its aggregate annual expenses, including management and advisory fees but excluding interest, taxes, brokerage commissions, and certain other expenses, to 2.5% of the first $30 million of its average net assets, 2.0% of the next $70 million of its average net assets, and 1.5% of its remaining average net assets. Any expenses to be borne by Key Advisers, Sub-Adviser or the Administrator will be estimated daily and reconciled and paid on a monthly basis. Fees imposed upon customer accounts by Key Advisers, the Sub-Adviser, Key Trust Company of Ohio, N.A. or its correspondents, affiliated banks and other non-bank affiliates for cash management services are not fund expenses for purposes of any such expense limitation.



Fund Accountant



         BISYS Fund Services Ohio, Inc. serves as fund accountant for the Fund pursuant to a fund accounting agreement with the Victory Portfolios dated June 5, 1995 (the "Fund Accounting Agreement"). As fund accountant for the Victory Portfolios, BISYS Fund Services Ohio, Inc. calculates the Fund's Portfolios' net asset value, the dividend and capital gain distributions, if any, and the yield. BISYS Fund Services Ohio, Inc. also provides a current security position report, a summary report of transactions and pending maturities, a current cash position report, and maintains the general ledger accounting records for the Fund. Under the Fund Accounting Agreement, BISYS Fund Services Ohio, Inc. is entitled to receive annual fees of .03% of the first $100 million of the Fund's daily average net assets, .02% of the next $100 million of Fund's daily average net assets, and .01% of the Fund's remaining daily average net assets. These annual fees are subject to a minimum monthly assets charge of $2,917 per tax-free fund, and do not include out-of-pocket expenses or multiple class charges of $833 per month assessed for each class of shares after the first class. In the fiscal years ended October 31, 1994, and October 31, 1995, the Victory Portfolios paid The Winsbury Service Corporation fund accounting fees (after fee waivers) of $_______, and $_______, respectively, for the Fund.



Custodian



         Cash and securities owned by the Fund are held by Key Trust Company of Ohio, N.A. as custodian. Key Trust Company of Ohio, N.A. serves as custodian to the Fund pursuant to a Custodian Agreement dated May 24, 1995. Under this Agreement, Key Trust Company of Ohio, N.A. (i) maintains a separate account or accounts in the name of the Fund; (ii) makes receipts and disbursements of money on behalf of the Fund; (iii) collects and receives all income and other payments and distributions on account of portfolio securities; (iv) responds to correspondence from security brokers and others relating to its duties; and (v) makes periodic reports to the Victory Portfolios' Trustees concerning the Victory Portfolios' operations. Key Trust Company of Ohio, N.A. may, with the approval of the Victory Portfolios and the custodian's own expense, open and maintain a sub-custody account or accounts on behalf of the Fund, provided that Key Trust Company of Ohio, N.A. shall remain liable for the performance of all of its duties under its respective Custodian Agreement.



Transfer Agent



         Primary Funds Service Corporation ("PFSC") serves as transfer agent and dividend disbursing agent for the Fund, pursuant to a Transfer Agency and Shareholder Servicing Agreement. Under its agreement with the Victory Portfolios, PFSC has agreed (i) to issue and redeem shares of the Victory Portfolios; (ii) to address and mail all communications by the Victory Portfolios to its shareholders, including reports to shareholders, dividend and distribution notices, and proxy material for its meetings of shareholders; (iii) to respond to correspondence or inquiries by shareholders and others relating to its duties; (iv) to maintain shareholder accounts and certain sub-accounts; and
(v) to make periodic reports to the Victory Portfolios' Trustees concerning the Victory Portfolios' operations. For the services provided under the Transfer Agency and Shareholder Servicing Agreement, PFSC receives a maximum monthly fee of $1,250 from the Fund, and a maximum of $3.50 per account of the Fund.

Auditors



The financial highlights appearing in the Prospectus for the Fund, other than unaudited information marked as such, has been derived from financial statements of the Fund incorporated by reference in this Statement of Additional Information which, for the two month period ended October 31, 1995 and fiscal year ended August 31, 1995, has been audited by Coopers & Lybrand L.L.P. as set forth in their report incorporated by reference herein, and are included in reliance upon such report and on the authority of such firm as experts in auditing and accounting. Information for the fiscal year ended August 31, 1994 has been audited by KPMG Peat Marwick L.L.P., independent accountants for the Predecessor Fund, as set forth in their report incorporated by reference herein, and are included in reliance upon such report and on the authority of such firm as experts in auditing and accounting. Information for all other periods has been audited by Ernst & Young, L.L.P., independent accountants to the predecessor to the Predecessor Fund. Coopers & Lybrand L.L.P. serves as the Victory Portfolios' auditors. Coopers & Lybrand L.L.P.'s address is 100 East Broad Street, Columbus, Ohio 43215.


Legal Counsel

         Kramer, Levin, Naftalis, Nessen, Kamin & Frankel, 919 Third Avenue, New York, New York 10022 is counsel to the Victory Portfolios.


                             ADDITIONAL INFORMATION



Description of Shares



          The Victory Portfolios (sometimes referred to as the "Trust") is a Delaware business trust. Its Delaware Trust Instrument was adopted on December 6, 1995 and a certificate of Trust for the Trust was filed in Delaware on December __, 1995. On February 29, 1996, the Victory Portfolios converted from a Massachusetts business trust to a Delaware business trust.



         The previously effective Massachusetts Declaration of Trust, pursuant to which the Victory Portfolios was originally called the North Third Street Fund, was filed with the Secretary of State of the Commonwealth of Massachusetts on February 6, 1986. On September 22, 1986, an Amended and Restated Declaration of Trust was filed to change the name of the Trust to The Emblem Fund and to make certain other changes. A second amendment was filed October 23, 1986 providing for voting of shares in the aggregate except where voting of shares by series is otherwise required by law. An amendment to the Amended and Restated Declaration of Trust was filed on March 15, 1993 to change the name of the Trust to The Society Funds. An Amended and Restated Declaration of Trust was then filed on September 2, 1994 to change the name of the Trust to The Victory Portfolios.



         The currently effective Delaware Trust Instrument authorizes the Trustees to issue an unlimited number of shares, which are units of beneficial interest, without par value. The Victory Portfolios presently has twenty-eight series of shares, which represent interests in the U.S. Government Obligations Fund, the Prime Obligations Fund, the Tax-Free Money Market Fund, the Balanced Fund, the Stock Index Fund, the Value Fund, the Fund, the Growth Fund, the Special Value Fund, the Special Growth Fund, the Ohio Regional Stock Fund, the International Growth Fund, the Limited Term Income Fund, the Government Mortgage Fund, the Ohio Municipal Bond Fund, the Intermediate Income Fund, the Investment Quality Bond Fund, the Florida Tax-Free Bond Fund, the Municipal Bond Fund, the Convertible Securities Fund, the Short-Term U.S. Government Income Fund, the Government Bond Fund, the Fund for Income, the National Municipal Bond Fund, the New York Tax-Free Fund, the Institutional Money Market Fund, the Financial Reserves Fund and the Ohio Municipal Money Market Fund, respectively. The Victory

Portfolios' Delaware Trust Instrument authorizes the Trustees to divide or redivide any unissued shares of the Victory Portfolios into one or more additional series by setting or changing in any one or more respects their respective preferences, conversion or other rights, voting power, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption.


         Shares have no subscription or preemptive rights and only such conversion or exchange rights as the Trustees may grant in their discretion. When issued for payment as described in the Prospectus and this Statement of Additional Information, the Victory Portfolios' shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of the Victory Portfolios, shares of the Fund are entitled to receive the assets available for distribution belonging to the Fund, and a proportionate distribution, based upon the relative asset values of the respective funds of the Victory Portfolios, of any general assets not belonging to any particular fund which are available for distribution.

         As described in the Prospectus under the caption "ADDITIONAL INFORMATION -- Voting Rights," shares of the Victory Portfolios are entitled to one vote per share (with proportional voting for fractional shares) on such matters as shareholders are entitled to vote. On any matter submitted to a vote of the shareholders, all shares are voted separately by individual series (funds), and whenever the Trustees determine that the matter affects only certain series, may be submitted for a vote by only such series, except (i) when required by the 1940 Act, shares are voted in the aggregate and not by individual series; and (ii) when the Trustees have determined that the matter affects the interests of more than one series and that voting by shareholders of all series would be consistent with the 1940 Act, then the shareholders of all such series shall be entitled to vote thereon (either by individual series or by shares voted in the aggregate, as the Trustees in their discretion may determine). The Trustees may also determine that a matter affects only the interests of one or more classes of a series, in which case (or if required under the 1940 Act) such matter shall be voted on by such class or classes. There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees have been elected by the shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. In addition, Trustees may be removed from office by a vote of the holders of at least two-thirds of the outstanding shares of the Victory Portfolios. A meeting shall be held for such purpose upon the written request of the holders of not less than 10% of the outstanding shares. Upon written request by ten or more shareholders meeting the qualifications of Section 16(c) of the 1940 Act, (i.e., person who have been shareholders for at least six months, and who hold shares having an NAV of at least $25,000 or constituting 1% of the outstanding shares) stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Victory Portfolios will provide a list of shareholders or disseminate appropriate materials (at the expense of the requesting shareholders). Except as set forth above, the Trustees shall continue to hold office and may appoint their successors.

         Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Victory Portfolios shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each fund of the Victory Portfolios affected by the matter. For purposes of determining whether the approval of a majority of the outstanding shares of a fund will be required in connection with a matter, a fund will be deemed to be affected by a matter unless it is clear that the interests of each fund in the matter are identical, or that the matter does not affect any interest of the fund. Under Rule 18f-2, the approval of an investment advisory agreement or any change in investment policy would be effectively acted upon with respect to a fund only if approved by a majority of the outstanding shares of such fund. However, Rule 18f-2 also provides that the ratification of independent public accountants, the approval of principal underwriting contracts, and the election of Trustees may be effectively acted upon by shareholders of all of the Victory Portfolios voting without regard to series.

Shareholder and Trustee Liability



         The Delaware Business Trust Act provides that a shareholder of a Delaware business trust shall be entitled to the same limitation of personal liability extended to shareholders of Delaware corporations. The Delaware Trust Instrument also provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his or her being or having been a shareholder. The Delaware Trust Instrument also provides that the Victory Portfolios shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Victory Portfolios, and shall satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered to be extremely remote.



         The Delaware Trust Instrument states further that no Trustee, officer, or agent of the Victory Portfolios shall be personally liable in connection with the administration or preservation of the assets of the Funds or the conduct of the Victory Portfolios' business; nor shall any Trustee, officer, or agent be personally liable to any person for any action or failure to act except for his own bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties. The Declaration of Trust also provides that all persons having any claim against the Trustees or the Victory Portfolios shall look solely to the assets of the Victory Portfolios for payment.



Miscellaneous



         As used in the Prospectus and in this Statement of Additional Information, "assets belonging to a fund" (or "assets belonging to the Fund") means the consideration received by the Victory Portfolios upon the issuance or sale of shares in that fund, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale, exchange, or liquidation of such investments, and any funds or payments derived from any reinvestment of such proceeds and any general assets of the Victory Portfolios, which general liabilities and expenses are not readily identified as belonging to a particular fund (or the Fund) that are allocated to that fund (or the Fund) by the Victory Portfolios' Trustees. The Trustees may allocate such general assets in any manner they deem fair and equitable. It is anticipated that the formula that will be used by the Trustees in making allocations of general assets to a particular fund of the Victory Portfolios will be the relative net asset value of the respective fund at the time of allocation. Assets belonging to a particular fund are charged with the direct liabilities and expenses of that fund, and with a share of the general liabilities and expenses of each of the funds not readily identified as belonging to a particular fund that are allocated to each fund in accordance with its proportionate share of the net asset values of the Victory Portfolios at the time of allocation. The timing of allocations of general assets and general liabilities and expenses of the Victory Portfolios to a particular fund will be determined by the Trustees of the Victory Portfolios and will be in accordance with generally accepted accounting principles. Determinations by the Trustees of the Victory Portfolios as to the timing of the allocation of general liabilities and expenses and as to the timing and allocable portion of any general assets with respect to a particular fund are conclusive.


         As used in the Prospectus and in this Statement of Additional Information, a "vote of a majority of the outstanding shares" or a "vote of majority of the outstanding voting securities" of the Victory Portfolios or a particular fund means the affirmative vote of the lesser of (a) 67% or more of the shares of the Victory Portfolios or such fund present at a meeting at which the holders of more than 50% of the outstanding shares of the Victory Portfolios or such fund are represented in person or by proxy, or (b) more than 50% of the outstanding shares of the Victory Portfolios or such fund.

         Organizational expenses are allocated to each of the Victory Portfolios and are amortized over a period of two years from the commencement of the public offering of shares of the Victory Portfolios.

         The Victory Portfolios is registered with the Commission as an open-end management investment company. Such registration does not involve supervision by the Commission of the management or policies of the Victory Portfolios.

         The Prospectus and this Statement of Additional Information omit certain of the information contained in the Registration Statement filed with the Commission. Copies of such information may be obtained from the Commission upon payment of the prescribed fee.

         The Prospectus and this Statement of Additional Information are not an offering of the securities herein described in any state in which such offering may not lawfully be made. No salesman, dealer, or other person is authorized to give any information or make any representation other than those contained in the Prospectus and this Statement of Additional Information.


         The 1995 Annual Report to shareholders of The Victory Portfolios is incorporated by reference herein. This report includes the financial statements for the ended October 31, 1995. The opinion in the Annual Report of Coopers & Lybrand L.L.P., independent accountants, is incorporated by reference herein in its entirety to such Annual Report, and such financial statements are incorporated in their entirety in reliance upon such report of Coopers & Lybrand L.L.P. and on the authority of such firm as experts in auditing and accounting.



         Delaware law authorizes electronic or telephonic communications between shareholders and the Victory Portfolios. Under Delaware law, the Successor Company has the flexibility to respond to future business contingencies. For example, the Trustees will have the power to incorporate the Victory Portfolios, to merge or consolidate it with another entity, to cause each fund to become a separate trust, and to change the Victory Portfolios' domicile without a shareholder vote. This flexibility could help reduce the expense and frequency of future shareholder meetings for non-investment related issues.



INDEPENDENT AUDITOR'S REPORT



FINANCIAL STATEMENTS

                                    APPENDIX



         The nationally recognized statistical rating organizations (individually, an "NRSRO") that may be utilized by Key Advisers or the Sub-Adviser with regard to portfolio investments for the Fund include Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P"), Duff & Phelps, Inc. ("Duff"), Fitch Investors Service, Inc. ("Fitch"), IBCA Limited and its affiliate, IBCA Inc. (collectively, "IBCA"), and Thomson BankWatch, Inc. ("Thomson"). Set forth below is a description of the relevant ratings of each such NRSRO. The NRSROs that may be utilized by Key Advisers or the Sub-Adviser and the description of each NRSRO's ratings is as of the date of this Statement of Additional Information, and may subsequently change.


         Long-Term Debt Ratings (may be assigned, for example, to corporate and municipal bonds)

         Description of the five highest long-term debt ratings by Moody's (Moody's applies numerical modifiers ( e.g., 1, 2, and 3) in each rating category to indicate the security's ranking within the category):

         Aaa. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

         A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

         Baa. Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba. Bonds which are rated Ba are judged to have speculative elements - their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times in the future. Uncertainty of position characterizes bonds in this class.

         Description of the five highest long-term debt ratings by S&P (S&P may apply a plus (+) or minus (-) to a particular rating classification to show relative standing within that classification):

         AAA. Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

         AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

         A. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         BBB. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

         BB. Debt rated BB is regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

         Description of the three highest long-term debt ratings by Duff:

         AAA. Highest credit quality. The risk factors are negligible being only slightly more than for risk-free U.S. Treasury debt.

         AA+. High credit quality Protection factors are strong.

         AA. Risk is modest but may vary slightly from time to time

         AA-. because of economic conditions.

         A+. Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

         Description of the three highest long-term debt ratings by Fitch (plus or minus signs are used with a rating symbol to indicate the relative position of the credit within the rating category):

         AAA. Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

         AA. Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issues is generally rated "[-]+."

         A. Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

         IBCA's description of its three highest long-term debt ratings:

         AAA. Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly.

         AA. Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic, or financial conditions may increase investment risk albeit not very significantly.

         A. Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

         Short-Term Debt Ratings (may be assigned, for example, to commercial paper, master demand notes, bank instruments, and letters of credit)

         Moody's description of its three highest short-term debt ratings:

         Prime-1. Issuers rated Prime-1 (or supporting institutions) have a superior capacity for repayment of senior short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by many of the following characteristics:

         -        Leading market positions in well-established industries.

         -        High rates of return on funds employed.

         - Conservative capitalization structures with moderate reliance on debt and ample asset protection.

         - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

         - Well-established access to a range of financial markets and assured sources of alternate liquidity.

         Prime-2. Issuers rated Prime-2 (or supporting institutions) have a strong capacity for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         Prime-3. Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

         S&P's description of its three highest short-term debt ratings:

         A-1. This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to have extremely strong safety characteristics are denoted with a plus sign (+).

         A-2. Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

         A-3. Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

         Duff's description of its five highest short-term debt ratings (Duff incorporates gradations of "1+" (one plus) and "1-" (one minus) to assist investors in recognizing quality differences within the highest rating category):

         Duff 1+. Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

         Duff 1. Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

         Duff 1-. High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

         Duff 2. Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

         Duff 3. Satisfactory liquidity and other protection factors qualify issue as to investment grade.

         Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

         Fitch's description of its four highest short-term debt ratings:

         F-1+. Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

         F-1. Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

         F-2. Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ or F-1 ratings.

         F-3. Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

         IBCA's description of its three highest short-term debt ratings:

         A+. Obligations supported by the highest capacity for timely repayment.

         A1. Obligations supported by a very strong capacity for timely repayment.

         A2. Obligations supported by a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

Short-Term Loan/Municipal Note Ratings

         Moody's description of its two highest short-term loan/municipal note ratings:

         MIG-1/VMIG-1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

         MIG-2/VMIG-2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

         S&P's description of its two highest municipal note ratings:

         SP-1. Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

         SP-2.  Satisfactory capacity to pay principal and interest.

Short-Term Debt Ratings

         Thomson BankWatch, Inc. ("TBW") ratings are based upon a qualitative and quantitative analysis of all segments of the organization including, where applicable, holding company and operating subsidiaries.

         TBW Ratings do not constitute a recommendation to buy or sell securities of any of these companies. Further, BankWatch does not suggest specific investment criteria for individual clients.

         The TBW Short-Term Ratings apply to commercial paper, other senior short-term obligations and deposit obligations of the entities to which the rating has been assigned.

         The TBW Short-Term Ratings apply only to unsecured instruments that have a maturity of one year or less.

         The TBW Short-Term Ratings specifically assess the likelihood of an untimely payment of principal or interest.

         TBW-1. The highest category; indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

         TBW-2. The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".

         TBW-3. The lowest investment grade category; indicates that while more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

         TBW-4. The lowest rating category; this rating is regarded as non-investment grade and therefore speculative.

Definitions of Certain Money Market Instruments



Commercial Paper



         Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper normally have maturities of less than nine months and fixed rates of return.



Certificates of Deposit



         Certificates of Deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return.



Bankers' Acceptances



         Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity.



U.S. Treasury Obligations



         U.S. Treasury Obligations are obligations issued or guaranteed as to payment of principal and interest by the full faith and credit of the U.S. Government. These obligations may include Treasury bills, notes and bonds, and issues of agencies and instrumentalities of the U.S. Government, provided such obligations are guaranteed as to payment of principal and interest by the full faith and credit of the U.S. Government.



U.S. Government Agency and Instrumentality Obligations



         Obligations issued by agencies and instrumentalities of the U.S. Government include such agencies and instrumentalities as the Government National Mortgage Association, the Export-Import Bank of the United States, the Tennessee Valley Authority, the Farmers Home Administration, the Federal Home Loan Banks, the Federal Intermediate Credit Banks, the Federal Farm Credit Banks, the Federal Land Banks, the Federal Housing Administration, the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, and the Student Loan Marketing Association. Some of these obligations, such as those of the Government National Mortgage Association are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law. A Fund will invest in the obligations of such instrumentalities only when the investment adviser believes that the credit risk with respect to the instrumentality is minimal.

                      STATEMENT OF ADDITIONAL INFORMATION


                             THE VICTORY PORTFOLIOS


                           THE NEW YORK TAX-FREE FUND




                                 March 1, 1996




         This Statement of Additional Information is not a Prospectus, but should be read in conjunction with the Prospectus of The Victory Portfolios - The New York Tax-Free Fund, dated the same date as the date hereof (the "Prospectus"). This Statement of Additional Information is incorporated by reference in its entirety into the Prospectus. Copies of the Prospectus may be obtained by writing The Victory Portfolios at Primary Funds Service Corporation, P.O. Box 9741, Providence, RI 02940-9741, or by telephoning toll free 800-539-FUND or 800-539-3863.

Investment Policies and Limitations                1                         INVESTMENT ADVISER
Valuation of Portfolio Securities                  5                         KeyCorp Mutual Fund Advisers, Inc.
Additional Purchase and Redemption Information     9
Management of the Victory Portfolios               35                        INVESTMENT SUB-ADVISER
Advisory and Other Contracts                       43                        Society Asset Management, Inc.
Additional Information                             50
Independent Auditor's Report                       53                        ADMINISTRATOR
Financial Statements                               53                        Concord Holding Corporation
Appendix                                           54
                                                                             DISTRIBUTOR
                                                                             Victory Broker-Dealer Services, Inc.

                                                                             TRANSFER AGENT
                                                                             Primary Funds Service Corporation

                                                                             CUSTODIAN
                                                                             Key Trust Company of Ohio, N.A.

                      STATEMENT OF ADDITIONAL INFORMATION

         The Victory Portfolios (the "Victory Portfolios") is an open-end management investment company. The Victory Portfolios consist of twenty-eight series of units of beneficial interest ("shares"), four of which series are currently inactive. The outstanding shares represent interests in the twenty-four separate investment portfolios which are currently active. This Statement of Additional Information relates to the Victory New York Tax-Free Fund (the "Fund") only. Much of the information contained in this Statement of Additional Information expands on subjects discussed in the Prospectus. Capitalized terms not defined herein are used as defined in the Prospectus. No investment in shares of the Fund should be made without first reading the Fund's Prospectus.


                             INVESTMENT LIMITATIONS

ADDITIONAL INFORMATION REGARDING FUND INSTRUMENTS

         The following policies supplement the investment objectives and policies of the Fund set forth in the Prospectus.

DELAYED-DELIVERY TRANSACTIONS. The Fund may buy and sell securities on a delayed-delivery or when-issued basis. These transactions involve a commitment by the Fund to purchase or sell specific securities at a predetermined price or yield, with payment and delivery taking place after the customary settlement period for that type of security (and more than seven days in the future). Typically, no interest accrues to the purchaser until the security is delivered. The Fund may receive fees for entering into delayed delivery transactions.

When purchasing securities on a delayed-delivery basis, the Fund assumes the rights and risks of ownership, including the risks of price and yield fluctuations in addition to the risks associated with the Fund's other investments. Because the Fund is not required to pay for securities until the delivery date, these delayed-delivery purchases may result in a form of leverage. When delayed-delivery purchases are outstanding, the Fund will set aside cash and appropriate liquid assets in a segregated custodial account to cover its purchase obligations. When the Fund has sold a security on a delayed-delivery basis, it does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity or suffer a loss.

The Fund may renegotiate delayed-delivery transactions after they are entered into or may sell underlying securities before they are delivered, either of which may result in capital gains or losses.

ILLIQUID INVESTMENTS are investments that cannot be sold or disposed of, within seven business days, in the ordinary course of business at approximately the prices at which they are valued. Under the supervision of the Trustees, the adviser determines the liquidity of the Fund's investments and, through reports from the Adviser, the Trustees monitor investments in illiquid instruments. In determining the liquidity of the Fund's investments, the Adviser may consider various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and (5) the nature of the marketplace for trades (including the ability to assign or offset the Fund's rights and obligations relating to the investment). Investments currently considered by the Fund to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days, over the counter options, non-government stripped fixed-rate mortgage-backed securities, and Restricted Securities. Also, Key Advisers or the Sub-Adviser may determine some securities to be illiquid. However, with respect to over-the- counter options the Fund writes, all or a portion of the value of the underlying instrument may be illiquid depending on the assets held to cover the option and the nature and terms of any agreement the Fund may have to close out the option before expiration. In the absence of market quotations, illiquid investments are priced at fair value as determined in good faith by a committee appointed by the Trustees. If through a change in values, net assets, or other circumstances, the Fund were in a position where more than 15% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.

REPURCHASE AGREEMENTS. In a repurchase agreement, the Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days from the date of purchase. The resale price reflects the purchase price plus an agreed upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked to market daily) of the underlying security. The Fund may engage in a repurchase agreement with respect to any security in which it is authorized to invest. Since it is not possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delays and costs to the Fund in connection with bankruptcy proceedings), it is the Victory Portfolios' current policy to limit repurchase agreements for the Fund to those parties whose creditworthiness has been reviewed and found satisfactory by Key Advisers or the Sub-Adviser. Repurchase Agreements are considered by the staff of the Commission to be loans by the Fund.

REVERSE REPURCHASE AGREEMENTS. In a reverse repurchase agreement, the Fund sells the portfolio instrument to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, the Fund will maintain appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. The Fund will enter into reverse repurchase agreements only with parties whose creditworthiness is deemed satisfactory by Key Advisers or the Sub-Adviser. Such transactions may increase fluctuations in the market value of the Fund's assets, and may be viewed as a form of leverage.

RESTRICTED SECURITIES generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the 1933 Act, or in a registered public offering. Where registration is required, the Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to seek registration of the shares.

SECURITIES LENDING. The Fund may lend securities to parties such as broker-dealers or institutional investors. Securities lending allows the Fund to retain ownership of the securities loaned and, at the same time, to earn additional income. Since there may be delays in the recovery of loaned securities, or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to parties deemed by Key Advisers or the Sub-Adviser to be of good standing. Furthermore, they will only be made if, in the judgment of Key Advisers or the Sub-Adviser, the consideration to be earned from such loans would justify the risk.

It is the current view of the staff of the Commission that the Fund may engage in loan transactions only under the following conditions: (1) the Fund must receive 100% collateral in the form of cash or cash equivalents (e.g., U.S. Treasury bills or notes) from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and to any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and (6) the Board of Trustees must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower.

Cash received through loan transactions may be invested in any security in which the Fund are authorized to invest. Investing this cash subjects that investment, as well as the security loaned, to market forces (i.e., capital appreciation or depreciation).

The Fund does not normally engage in short-term trading but may do so when Key Advisers or the Sub-Adviser believes a particular action will contribute to the achievement of the Fund's investment objective. The portfolio turnover rates for Class A Shares for the year ended December 31, 1993 and the period ended October 31, 1994 were 12% and 18%, respectively. The portfolio turnover rate for Class B Shares for the period ended October 31, 1994 was 18%.

The Fund will not:

(1) Purchase the securities of any issuer (except the United States government, its agencies and instrumentalities, and the State of New York and its municipalities) if as a result more than 25% of its total assets are invested in the securities of a single issuer, and with regard to 50% of total assets, if as a result more than 5% of its total assets would be invested in the securities of such issuer.

         In determining the issuer of a tax-exempt security, each state and each political subdivision, agency, and instrumentality of each state and each multi-state agency of which such state is a member is a separate issuer. Where securities are backed only by assets and revenues of a particular instrumentality, facility or subdivision, such entity is considered the issuer.

(2) Invest more than 25% of the Fund's total assets in securities whose interest payments are derived from revenue from similar projects;

(3) Borrow money, except that (a) the Fund manager may enter into commitments to purchase securities in accordance with the Fund's investment program including delayed delivery and when-issued securities and reverse repurchase agreements, provided that the total amount of any such borrowing may not exceed 33-1/3% of the Fund's total assets; and (b) the Fund may borrow money for temporary or emergency purposes and not for investment purposes, and then only in an amount not exceeding 5% of the value of the Fund's total assets at the time of the borrowing;

(4)      Issue any senior security (as defined in the 1940 Act), except that
(a) the Fund may engage in transactions which may result in the issuance of senior securities to the extent permissible under the applicable regulations and interpretations of the 1940 Act or an exemptive order; (b) the Fund may acquire other securities that may be deemed senior securities to the extent permitted under applicable regulations or interpretations of the 1940 Act; (c) subject to the restrictions set forth below, the Fund may borrow money as authorized by the 1940 Act;

(5)      Underwrite any issue of securities;

(6)      Purchase or sell commodities or commodity contracts;

(7) Make loans to other persons except through the use of repurchase agreements, the purchase of commercial paper or by lending portfolio securities. For these purposes, the purchase of a portion of an issue of debt securities which is part of an issue to the public shall not be considered the making of a loan.

With respect to non-municipal bond investments, in addition to the foregoing limitations, the Fund will not purchase securities (other than securities of the United States government, its agencies or instrumentalities), if as a result of such purchase 25% or more of the total Fund's assets would be invested in any one industry, or enter into a repurchase agreement if, as a result thereof, more than 10% of its total assets would be subject to repurchase agreements maturing in more than seven days.

THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.

(i) The Fund does not currently intend to purchase the securities of any issuer if those officers and Trustees of the Victory Portfolios and those officers and directors of the Administrator (as defined below) who individually own more than 1/2 of 1% of the securities of such issuer together own more than 5% of such issuer's securities.

(ii) The Fund does not currently intend to purchase the securities of any issuer (other than securities issued or guaranteed by domestic or foreign governments or political subdivisions thereof) if, as a result, more than 5% of its total assets would be invested in the securities of business enterprises that, including predecessors, have a record of less than 3 years of continuous operation.

(iii) The Fund may not purchase any security or enter into a repurchase agreement if, as a result, more than 10% of the Fund's net assets would be invested in repurchase agreements not entitling the holder to payment of principal and interest within seven days and in securities that are illiquid by virtue of legal or contractual restriction on resale or the absence of a readily available market.

The Fund may not:

(iv) Make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions;

(v) Pledge, mortgage or hypothecate its assets, except that, to secure borrowings permitted by subparagraph (3) above under the Fund's fundamental investment limitations, it may pledge securities having a market value at the time of pledge not exceeding 10% of the value of the Fund's total assets;.

(vi) Purchase or sell oil, gas or other mineral exploration or development programs; or

(vii) Participate on a joint, or a joint and several, basis in any trading account in securities except pursuant to an exemptive order or otherwise permitted by the 1940 Act; the "bunching" of orders for the sale or purchase of portfolio securities with other funds advised by Society or its affiliates to reduce brokerage commissions or otherwise to achieve best overall execution is not considered participation in a trading account in securities; or

(viii) The Fund shall not invest in the securities of other investment companies, except that the Fund may invest in shares of tax-exempt money market funds that are not "affiliated persons" of the Fund and that limit their investments to securities appropriate for the Fund, provided investment by the Fund is limited to: (a) ten percent of the Fund's assets; (b) five percent of the Fund's total assets in the shares of a single tax-exempt money market fund; and (c) not more than three percent of the net assets of any one acquired tax-exempt money market fund. The investment adviser will waive the portion of its fee attributable to the assets of the Fund invested in such tax-exempt money market funds to the extent required by the laws of any jurisdiction in which shares of the Fund are registered for sale.

In the event the Fund acquires liquid assets as a result of the exercise of a security interest relating to municipal bonds, the Fund's trustees will dispose of such assets as promptly as possible.

State Regulations

         In addition, the Fund, so long as its shares are registered under the securities laws of the State of Texas and such restrictions are required as a consequence of such registration, is subject to the following non-fundamental policies, which may be modified in the future by the Trustees without a vote of the Fund's shareholders: (i) the Victory Portfolios has represented to the Texas State Securities Board, that it will not invest in oil, gas or mineral leases or purchase or sell real property (including limited partnership interests, but excluding readily marketable securities of companies which invest in real estate); and (ii) the Victory Portfolios has represented to the Texas State Securities Board will not invest more than 5% of its net assets in warrants valued at the lower of cost or market; provided that, included within that amount, but not to exceed 2% of net assets, may be warrants which are not listed on the New York or American Stock Exchanges. For purposes of this restriction, warrants acquired in units or attached to securities are deemed to be without value.

         The policies and limitations listed above supplement those set forth in the Prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of the Fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Fund's acquisition of such security or other asset except in the case of borrowing (or other activities that may be deemed to result in the issuance of a "senior security" under the 1940 Act). Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund's investment policies and limitations. If the value of the Fund's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board of Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity.

FUTURE DEVELOPMENTS

         The Fund may take advantage of other investment practices which are not at present contemplated for use by the Fund or which currently are not available but which may be developed, to the extent such investment practices are both consistent with the Fund's investment objective and are legally permissible for the Fund. Such investment practices, if they arise, may involve risks which exceed those involved in the activities described in the Prospectus and Statement of Additional Information. Prior to commencing any new investment practice, the Fund will notify shareholders by means of prospectus supplement.

Portfolio Turnover

         The turnover rate stated in the Prospectus for the Fund's investment portfolio is calculated by dividing the lesser of the Fund's purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The calculation excludes all securities whose maturities, at the time of acquisition, were one year or less.


                       VALUATION OF PORTFOLIO SECURITIES

         Investment securities held by the Fund are valued on the basis of valuations provided by an independent pricing service, approved by the Board of Trustees, which uses information with respect to transactions of a security, quotations from dealers, market transactions in comparable securities, and various relationships between securities, in determining value. Specific investment securities which are not priced by the approved pricing service will be valued according to quotations obtained from dealers who are market makers in those securities. Investment securities with less than 60 days to maturity when purchased are valued at amortized cost which approximates market value. Investment securities not having readily available market quotations will be priced at fair value using a methodology approved in good faith by the Board of Trustees.


                                  PERFORMANCE

         As described in the Prospectus, from time to time the "standardized yield," "dividend yield," "average annual total return," "total return," and "total return at net asset value" of an investment in each class of Fund shares may be advertised. An explanation of how yields and total returns are calculated for each class and the components of those calculations are set forth below.

         Yield and total return information may be useful to investors in reviewing the Fund's performance. The Fund's advertisement of its performance must, under applicable Commission rules, include the average annual total returns for each class of shares of the Fund for the 1, 5 and 10-year period (or the life of the class, if less) as of the most recently ended calendar quarter. This enables an investor to compare the Fund's performance to the performance of other funds for the same periods. However, a number of factors should be considered before using such information as a basis for comparison with other investments. An investment in the Fund is not insured; its yield and total return are not guaranteed and normally will fluctuate on a daily basis. When redeemed, an investor's shares may be worth more or less than their original cost. Yield and total return for any given past period are not a prediction or representation by the Victory Portfolios of future yields or rates of return on its shares. The yield and total returns of the Class A and Class B shares of the Fund are affected by portfolio quality, portfolio maturity, the type of investments the Fund holds and its operating expenses.

         STANDARDIZED YIELDS. The Fund's "yield" (referred to as "standardized yield") for a given 30-day period for a class of shares is calculated using the following formula set forth in rules adopted by the Commission that apply to all funds that quote yields:

                 Standardized Yield = 2 [(a-b + 1)6 - 1]
                                       cd

         The symbols above represent the following factors:

         a =     dividends and interest earned during the 30-day period.
         b =     expenses accrued for the period (net of any expense
                 reimbursements).
         c =     the average daily number of shares of that class outstanding during the 30-day period that were entitled to receive dividends.
         d =     the maximum offering price per share of the class on the last day of the period, adjusted for undistributed net investment income.

         The standardized yield of a class of shares for a 30-day period may differ from its yield for any other period. The Commission formula assumes that the standardized yield for a 30-day period occurs at a constant rate for a six-month period and is annualized at the end of the six-month period. This standardized yield is not based on actual distributions paid by the Fund to shareholders in the 30-day period, but is a hypothetical yield based upon the net investment income from the Fund's portfolio investments calculated for that period. The standardized yield may differ from the "dividend yield" of that class, described below. Additionally, because each class of shares is subject to different expenses, it is likely that the standardized yields of the Fund classes of shares will differ. The yield on Class A shares for the 30-day period ended October 31, 1995 was ____% .

         DIVIDEND YIELD AND DISTRIBUTION RETURN. From time to time the Fund may quote a "dividend yield" or a "distribution return" for each class. Dividend yield is based on the Class A or Class B share dividends derived from net investment income during a stated period. Distribution return includes dividends derived from net investment income and from realized capital gains declared during a stated period. Under those calculations, the dividends and/or distributions for that class declared during a stated period of one year or less (for example, 30 days) are added together, and the sum is divided by the maximum offering price per share of that class A) on the last day of the period. When the result is annualized for a period of less than one year, the "dividend yield" is calculated as follows:


Dividend Yield of the Class =  Dividends of the Class                  +   Number of days
               ------------------------------------------------------      (accrual period) x 365
               Max. Offering Price of the Class (last day of period)


         The maximum offering price for Class A shares includes the maximum front-end sales charge. For Class B shares, the maximum offering price is the net asset value per share, without considering the effect of contingent deferred sales charges.

         From time to time similar yield or distribution return calculations may also be made using the Class A net asset value (instead of its respective maximum offering price) at the end of the period. The dividend yields on Class A shares at maximum offering price and net asset value for the 30-day period ended October 31, 1995 were ____% and ____%, respectively.

         TOTAL RETURNS. The "average annual total return" of each class is an average annual compounded rate of return for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n") to achieve an Ending Redeemable Value ("ERV"), according to the following formula:

                 (  ERV  )1n - 1 = Average Annual Total Return
                 ---------
                 (   P   )

         The cumulative "total return" calculation measures the change in value of a hypothetical investment of $1,000 over an entire period of years. Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis. Total return is determined as follows:

                 ERV - P = Total Return
                 -------
                    P

         In calculating total returns for Class A shares, the current maximum sales charge of 4.75% (as a percentage of the offering price) is deducted from the initial investment ("P") (unless the return is shown at net asset value, as discussed below). For Class B shares, the payment of the applicable contingent deferred sales charge (5.0% for the first year, 4.0% for the second year, 3.0% for the third and fourth years, 2.0% in the fifth year, 1.0% in the sixth year and none thereafter) is applied to the investment result for the time period shown (unless the total return is shown any net asset value, as described below). Total returns also assume that all dividends and capital gains distributions during the period are reinvested to buy additional shares at net asset value per share, and that the investment is redeemed at the end of the period. The average annual total return and cumulative total return on Class A shares for the period October 20, 1989 (commencement of operations) to ____, 1995 (life of fund) at maximum offering price were ___% and ____%, respectively. For the one and five year periods ended October 31, 1995 annual total returns for Class A shares were ______% and _____%, respectively.

         From time to time the Fund may also quote an "average annual total return at net asset value" or a cumulative "total return at net asset value" for Class A or Class B shares. It is based on the difference in net asset value per share at the beginning and the end of the period for a hypothetical investment in that class of shares (without considering front-end or contingent sales charges) and takes into consideration the reinvestment of dividends and capital gains distributions. The average annual total return and cumulative total return on Class A shares for the period October 20, 1989 (commencement of operations) to October 31, 1995 (life of fund), at net asset value, was ____% and ___%, respectively. For the one and five year periods ended October 31, 1995, average annual total return for Class A shares was ___% and ___%, respectively.

         OTHER PERFORMANCE COMPARISONS. From time to time the Fund may publish the ranking of the performance of its Class A or Class B shares by Lipper Analytical Services, Inc. ("Lipper"), a widely-recognized independent mutual fund monitoring service. Lipper monitors the performance of regulated investment companies, including the Fund, and ranks the performance of the Fund's classes against (i) all other funds, excluding money market funds, and
(ii) all other government bond funds. The Lipper performance rankings are based on total return that includes the reinvestment of capital gains distributions and income dividends but does not take sales charges or taxes into consideration.

         From time to time the Fund may publish the ranking of the performance of its Class A or Class B shares by Morningstar, Inc., an independent mutual fund monitoring service that ranks mutual funds, including the Fund, in broad investment categories (equity, taxable bond, tax-exempt and other) monthly, based upon each fund's three, five and ten- year average annual total returns (when available) and a risk adjustment factor that reflects Fund performance relative to three-month U.S. Treasury bill monthly returns. Such returns are adjusted for fees and sales loads. There are five ranking categories with a corresponding number of stars: highest (5), above average (4), neutral (3), below average (2) and lowest (1). Ten percent of the funds, series or classes in an investment category receive 5 stars, 22.5% receive 4 stars, 35% receive 3 stars, 22.5% receive 2 stars, and the bottom 10% receive one star. Morningstar ranks the Class A and Class B shares of the Fund in relation to other taxable bond funds.

         The total return on an investment made in Class A or Class B shares of the Fund may be compared with the performance for the same period of one or more of the following indices: the Consumer Price Index, the Salomon Brothers World Government Bond Index, the Standard & Poor's 500 Index, the Shearson Lehman Government/Corporate Bond Index, the Lehman Aggregate Bond Index and the J.P. Morgan Government Bond Index. Other indices may be used from time to time. The Consumer Price Index is generally considered to be a measure of inflation. The Salomon Brothers World Government Bond Index generally represents the performance of government debt securities of various markets throughout the world, including the United States. The Lehman Government/Corporate Bond Index generally represents the performance of intermediate and long-term government and investment grade corporate debt securities. The Lehman Aggregate Bond Index measures the performance of U.S. corporate bond issues, U.S. government securities and mortgaged-backed securities. The J.P. Morgan Government Bond Index generally represents the performance of government bonds issued by various countries including the United States. The S&P 500 Index is a composite index of 500 common stocks generally regarded as an index of U.S. stock market performance. The foregoing bond indices are unmanaged indices of securities that do not reflect reinvestment of capital gains or take investment costs into consideration, as these items are not application to indices.

         From time to time, the yields and the total returns of Class A or Class B shares of the Fund may be quoted in and compared to other mutual funds with similar investment objective in advertisements, shareholder reports or other communications to shareholders. The Fund may also include calculations in such communications that describe hypothetical investment results. (Such performance examples will be based on an express set of assumptions and are not indicative of the performance of any Fund.) Such calculations may from time to time include discussions or illustrations of the effects of compounding in advertisements. "Compounding" refers to the fact that, if dividends or other distributions on a the Fund investment are reinvested by being paid in additional Fund shares, any future income or capital appreciation of the Fund would increase the value, not only of the original Fund investment, but also of the additional Fund shares received through reinvestment. As a result, the value of the Fund investment would increase more quickly than if dividends or other distributions had been paid in cash. The Fund may also include discussions or illustrations of the potential investment goals of a prospective investor (including but not limited to tax and/or retirement planning), investment management techniques, policies or investment suitability of Fund, economic conditions, legislative developments (including pending legislation), the effects of inflation and historical performance of various asset classes, including but not limited to stocks, bonds and Treasury bills. From time to time advertisements or communications to shareholders may summarize the substance of information contained in shareholder reports (including the investment composition of a Fund, as well as the views of the investment adviser as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to Fund. The Fund may also include in advertisements, charts, graphs or drawings which illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to stock, bonds, Treasury bills and shares of Fund as well as charts or graphs which illustrate strategies such as dollar cost averaging, and comparisons of hypothetical yields of investment in tax-exempt versus taxable investments. In addition, advertisements or shareholder communications may include a discussion of certain attributes or benefits to be derived by an investment in Fund. Such advertisements or communications may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein. With proper authorization, Fund may reprint articles (or excerpts) written regarding the Fund and provide them to prospective shareholders. Performance information with respect to the Fund is generally available by calling 1-800-539-3863.

         Investors may also judge, and the Fund may at times advertise, performance of Class A or Class B shares by comparing it to the performance of other mutual funds or mutual fund portfolios with comparable investment objectives and policies, which performance may be contained in various unmanaged mutual fund or market indices or rankings such as those prepared by Dow Jones & Co., Inc., Standard & Poor's Corporation, Lehman Brothers, Merrill Lynch, and Salomon Brothers, and in publications issued by Lipper Analytical Services, Inc. and in the following publications: IBC/Donoghue's Money Fund Reports, Ibottson Associates, Inc., Morningstar, CDA/Wiesenberger, Money Magazine, Forbes, Barron's, The Wall Street Journal, The New York Times, Business Week, American Banker, Fortune, Institutional Investor, U.S.A. Today. In addition to yield information, general information about the Fund that appears in a publication such as those mentioned above may also be quoted or reproduced in advertisements or in reports to shareholders.

         Advertisements and sales literature may include discussions of specifics of the portfolio manager's investment strategy and process, including, but not limited to, descriptions of security selection and analysis.

         Advertisements may also include descriptive information about the investment adviser, including, but not limited to, its status within the industry, other services and products it makes available, total assets under management, its investment philosophy.

         When comparing yield, total return and investment risk of an investment in Class A or Class B shares of the Fund with other investments, investors should understand that certain other investments have different risk characteristics than an investment in shares of the Fund. For example, certificates of deposit may have fixed rates of return and may be insured as to principal and interest by the FDIC, while the Fund's returns will fluctuate and its share values and returns are not guaranteed. Money market accounts offered by banks also may be insured by the FDIC and may offer stability of principal. U.S. Treasury securities are guaranteed as to principal and interest by the full faith and credit of the U.S. government. Money market mutual funds may seek to offer a fixed price per share.

               ADDITIONAL INFORMATION CONCERNING NEW YORK ISSUERS

As described in the Prospectus, except during temporary periods, the Fund will invest substantially all of its assets in New York municipal securities. In addition, the specific New York municipal securities in which the Fund will invest will change from time to time. The Fund is therefore susceptible to political, economic, regulatory or other factors affecting issuers of New York municipal securities. The following information constitutes only a brief summary of a number of the complex factors which may affect issuers of New York municipal securities and does not purport to be a complete or exhaustive description of all adverse conditions to which issuers of New York municipal securities may be subject. Such information is derived from official statements utilized in connection with the issuance of New York municipal securities, as well as from other publicly available documents. Such information has not been independently verified by the Fund, and the Fund assumes no responsibility for the completeness or accuracy of such information. Additionally, many factors, including national, economic, social and environmental policies and conditions, which are not within the control of such issuers, could have a material adverse impact on the financial condition of such issuers. The Fund cannot predict whether or to what extent such factors or other factors may affect the issuers of New York municipal securities, the market value or marketability of such securities or the ability of the respective issuers of such securities acquired by the Fund to pay interest on or principal of such securities. The creditworthiness of obligations issued by local New York issuers may be unrelated to the creditworthiness of obligations issued by the State of New York, and there is no responsibility on the part of the State of New York to make payments on such local obligations. There may be specific factors that are applicable in connection with investment in the obligations of particular issuers located within New York, and it is possible the Fund will invest in obligations of particular issuers as to which such specific factors are applicable. However, the information set forth below is intended only as a general summary and not as a discussion of any specific factors that may affect any particular issuer of New York municipal securities.

The Fund may include municipal securities issued by New York State (the "State"), by its various public bodies (the "Agencies") and/or by other entities located within the State, including the City of New York (the "City") and political subdivisions thereof and/or their agencies.

NEW YORK STATE

The State's most recently completed fiscal year commenced on April 1, 1994, and ended on March 31, 1995, and is referred to herein as the State's 1994-95 fiscal year.

The State's budget for the 1994-95 fiscal year was enacted by the Legislature on June 7, 1994, more than two months after the start of the fiscal year. Prior to adoption of the budget, the Legislature enacted appropriations for disbursements considered to be necessary for State operations and other purposes, including all necessary appropriations for debt service. The State Financial Plan for the 1994-95 fiscal year was formulated on June 16, 1994 and is based on the State's budget as enacted by the Legislature and signed into law by the Governor. The State Financial Plan will be updated pursuant to law in July and October and by February 1.

1994-95 FISCAL YEAR STATE FINANCIAL PLAN

The State issued the third quarterly update to the current year State Financial Plan on February 1, 1995. A discussion of the two prior quarterly updates precedes the discussion of the third quarterly update.

Prior Quarterly Cash-basis Updates

The State issued the first of the three required quarterly updates to the cash-basis 1994-95 State Financial Plan on July 29, 1994. That update reflected an analysis of actual receipts and disbursements in the first quarter of the fiscal year, as well as the impact of legislative actions and other developments after the enactment of the budget. Following so closely after the initial formulation of the State Financial Plan reflecting the enactment of the State's 1994-95 budget, the update reflected no significant changes and did not alter the balanced position of the State's General Fund in the State Financial Plan. The economic forecast at that time remained unchanged, following several weeks of mixed news about the pace of the economy of the nation and New York State.

The State issued its second quarterly, or mid-year, update to the cash-basis 1994-95 State Financial Plan on October 28, 1994. The update projected a year-end surplus of $14 million in the General Fund, with estimated receipts reduced by $267 million and estimated disbursements reduced by $281 million, compared to the State Financial Plan as initially formulated. In that update the State revised its forecast of national and State economic activity through the end of calendar year 1995. Although the national economic forecast was basically unchanged from that on which the initial formulation of the State Financial Plan was based, the revised State economic forecast was marginally weaker.

Receipts through the first two quarters of the 1994-95 fiscal year fell short of expectations by $132 million. These shortfalls were concentrated in the personal and business income taxes, where quarterly personal income, bank and insurance tax payments were lower than expected. Based on the revised economic outlook and this receipt shortfall, projected General Fund receipts for the 1994-95 fiscal year were reduced by $267 million. Estimates of the yield of the personal income tax were lowered by $334 million, primarily reflecting weak estimated tax collections and lower withholding collections due to reduced expectations for wage and salary growth -- particularly securities industry bonuses -- during the balance of the year. Business tax receipts were also reduced modestly, reflecting revised estimates of liability and lower payments from banks and insurance companies; however, these reductions were partially offset by increases in the general business corporation and utility taxes. Estimates in other receipt categories were increased by a total of $113 million. The largest increases were in the sales tax, reflecting collections to date and the revised economic outlook, and estate taxes which were buoyed by unexpectedly large collections during the first six months of the 1994-95 fiscal year. Increases were also made in estimates for the real property gains tax and the real estate transfer tax, based on strong collections to date.

Disbursements through the first six months of the fiscal year fell short of projections by $153 million, owing in part to changes in the timing of payments but also to lower spending trends in certain programs, most notably in payments for social services programs. Projections of 1994-95 General Fund disbursements were reduced by $281 million, with savings in virtually every category of the State Financial Plan. Payments for social services programs were projected to be $140 million lower than projected in the State Financial Plan as initially formulated, reflecting experience through the first six months of the fiscal year and an initiative to increase Federal reimbursement for administrative costs. Although school aid costs increased reflecting revisions to the current and two prior school years based on final audits and revised aid claims, these costs were expected to be offset by recoveries from the Federal government in support of programs for pupils with disabilities. Other reductions reflected lower pension costs, increased health insurance dividends, debt management savings, and slower spending for certain programs and capital projects. Higher spending was projected for a single program -- the Department of Correctional Services -- to accommodate an unanticipated increase in the State's prison population.

Third Quarterly Cash-basis Update

On February 1, 1995, as part of his Executive Budget for the 1995-96 fiscal year, the Governor submitted the third quarterly update to the State Financial Plan for the current year. This update reflects changes to receipts and disbursements based on: (1) an updated economic forecast for both the nation and the State, (2) an analysis of actual receipts and disbursements through the first nine months of the fiscal year, (3) an analysis of changing program requirements, and (4) the Governor's proposed plan to close a potential $259 million deficit. The changes are reflected after the mid-year update to the State Financial Plan was restated to conform to certain accounting treatments used by the State Comptroller in reporting actual results, but do not affect the actual closing cash position of the General Fund.

Estimates of General Fund receipts for the current fiscal year have been reduced by $585 million, from the mid-year update, and are down $1.058 billion from the budget enacted in June 1994 (of which $227 million results from the restatement of the State Financial Plan, noted above). The reductions from the mid-year update are concentrated in (1) the personal income tax where lower withholdings and estimated taxes reflect the cessation of job growth in the last half of 1994, and even more severe reductions in brokerage industry bonuses than expected earlier, and deferrals of capital gains realizations in anticipation of potential Federal tax changes, and (2) the bank tax, where substantial overpayments of 1993 liability have depressed net collections in the current year. Offsetting this projected loss in receipts, however, are projected reductions of $312 million in disbursements from the mid-year update, attributable to lower spending through the first nine months of the fiscal year, and to the use of greater-than-anticipated receipts from the State lottery. The total reduction in projected disbursements from the budget enacted in June -- including payments from reserve funds -- is $1.008 billion (of which $182 million results from the restatement of the State Financial
Plan).

The net result of the projected reductions in receipts and disbursement is a negative margin of $273 million against the mid-year update's projection of a $14 million surplus, producing a potential deficit of $259 million for the 1994-95 fiscal year. The Governor has proposed to close this deficit through a hiring freeze, a review of pending contracts, and spending cuts in certain programs that were started or expanded in the 1994-95 budget. Major actions to close the deficit include:

         -- $84 million in savings from freezing non-essential capital programs;
         -- $59 million in savings from the general State agency hiring and budget freeze and halting the development of additional services for mental hygiene clients in community settings;
         -- $21 million in receipts from excess balances in accounts of the Environmental Facilities Corporation;
         -- $30 million in a repayment from the Urban Development Corporation for advances made by the State in prior years; and
         -- $50 million in savings from canceling the Liberty Scholarships program.

After these actions, the balance in the General Fund at the close of the 1994-95 fiscal year is expected to be $157 million. The required deposit to the Tax Stabilization Reserve Fund is projected to add $23 million to the existing balance of $134 million in that fund.

GAAP-basis Updates

The State issued its first update to the GAAP-basis Financial Plan for the State's 1994-95 fiscal year on September 1, 1994, based on the first quarterly cash-basis update to the 1994-95 State Financial Plan completed in July. In that update, the Division of the Budget projected a General Fund operating deficit of $690 million, primarily reflecting the impact of legislative changes to the 1994-95 Executive Budget, including the use of the 1993-94 surplus to finance 1994- 95 expenditures. For all governmental funds, the summary GAAP-basis Financial Plan showed an excess of expenditures and other financing uses over revenues and other financing sources of $687 million.

On February 1, 1994, the General Fund GAAP-basis Financial Plan for 1994-95 was revised to show a projected deficit of $901 million, with total revenues of $31.613 billion, total expenditures of $32.900 billion, and net other financing sources and uses of $386 million. The increase in the deficit of $211 million from the prior projection is primarily the result of projected revenue shortfalls and the Governor's tax cut recommendation for the 1995 tax year.
For all governmental funds, the deficit is now projected at $854 million, $167 million greater than in the prior projection.

CURRENT FISCAL YEAR (1995-96 STATE FINANCIAL PLAN)

On February 1, the Governor presented his 1995-96 Executive Budget to the Legislature, as required by the State Constitution. The Governor's budget is balanced on a cash basis in the General Fund. The Governor may amend his budget up to 30 days after its submission to the Legislature. There can be no assurance that the Legislature will enact the proposed Executive Budget into law, or that actual results will not differ materially and adversely from the projections set forth below.

The 1995-96 Executive Budget is the first to be submitted by the Governor, who assumed office on January 1. It proposes actual reductions in the year-over-year dollar levels of State spending from the General Fund for the first time in over half a century with a proposed cut of 3.4 percent. Proposed spending on State operations is projected to drop even more sharply, by 7.7 percent. Nominal spending from all State funding sources (i.e., excluding Federal aid) is proposed to drop by 0.3 percent from the prior fiscal year, in contrast to the prior decade when annual State-funded spending growth averaged more than 6.0 percent. There are, however, risks and uncertainties concerning whether or not certain tax and spending cuts proposed in the Executive Budget will be enacted, or if enacted, will be upheld in the face of potential legal challenges. For example, there can be no assurance that cuts in social-welfare entitlement programs will not be challenged in court. Further, the Comptroller has indicated his intention to challenge in court the proposed use of certain pension reserves in the Executive Budget.

According to the Executive Budget, in the 1995-96 fiscal year, the State Financial Plan, based on current-law provisions governing spending and revenues, would be out of balance by almost $4.7 billion, as a result of three key factors: (1) the projected structural deficit resulting from the ongoing disparity between sluggish growth in receipts, the effect of prior-year tax changes, and the rapid acceleration of spending growth ($2.1 billion); (2) the impact of unfunded 1994-95 initiatives, including capital projects such as sports and recreational facilities, an increase in revenue sharing to local governments, further State takeover of local Medicaid costs, more school aid, and increased tuition assistance ($1.1 billion); and (3) the use of one-time solutions to fund recurring spending in the 1994-95 budget ($1.5 billion). Tax cuts proposed to spur economic growth and provide relief for low and middle-income tax payers add $240 million to the projected imbalance or budget gap, bringing the total to approximately $5 billion.

The Executive Budget proposes to close this budget gap for the 1995-96 fiscal year through (1) 1.9 billion from cost containment savings in social-welfare programs, particularly Medicaid cost-containment recommendations ($1.277 billion), Income-Maintenance restructuring recommendations ($340 million), and the consolidation of various child-care programs into a Family Services Block Grant to counties and New York City; (2) $2.5 billion in savings from State agency restructuring that is expected to reduce spending on the State workforce, SUNY and CUNY, mental hygiene programs, capital projects, the prison population, and public authorities; (3) $350 million in savings from local assistance reforms, by freezing school aid, revenue sharing and county costs of pre-school special education at current levels, while proposing program legislation to provide relief from certain mandates that increase local spending; and (4) $200 million in revenue measures, primarily a new Quick Draw Lottery game and changes to tax-payment schedules.

The Executive Budget indicates that for years State revenues have grown at a slower rate than State spending, producing an increasing structural deficit, and that if the proposals in the Executive Budget are enacted (particularly the spending cuts described above) the State will start to eliminate the structural imbalance that has characterized the State's fiscal record. There can, however, be no assurances that the tax and spending cuts proposed in the Executive Budget will be enacted as proposed, or that if enacted, will eliminate potential imbalances in future fiscal years. The Governor's recommended multi-year personal income tax cuts are designed to reduce the yield on that tax by about one- third by 1988, and could require significant additional spending cuts in those years, increased economic growth to provide additional revenues, additional revenue measures, or a combination of those factors.

Economic Outlook

The national economy performed better in 1994 than in any year since the recovery began in 1991. National job and income growth were substantial. In response, the Federal Reserve Board (FRB) shifted to a policy of monetary tightening by raising interest rates throughout the year. The federal funds rate is currently up 300 basis points from the level of a year ago. As a result, the economy is expected to slow sharply in the next several quarters, as higher interest rates reduce the growth in consumer spending and business investment. The Division of the Budget expects average annual growth in real gross domestic product (GDP) to be 2.8 percent in 1995, following the 4 percent pace estimated for 1994. This is somewhat more conservative than the 3.1 percent growth rate expected by the Blue Chip consensus of leading economic forecasters.

Inflationary pressures have increased due to strong national growth throughout 1994, with a fairly low unemployment rate and high capacity utilization, and economic recoveries in Europe and Japan. However, foreign competition is expected to help to moderate the increase in the inflation rate. With a slowing economy and only a modest acceleration of inflation, wage and personal income growth are expected to be moderate.

The State economy turned in a mixed performance during 1994. The moderate employment growth that characterized 1993 continued into mid-1994, then virtually ceased. After July, the trade and construction sectors stopped adding jobs and government employment declined. Growth, though considerably slower than earlier in the year, continued in the service sector. Wages grew at around 3.5 percent, reflecting, in part, a plunge in bonus payments from securities firms whose profits dropped in 1994. Personal income rose 4.0 percent in 1994.

Employment growth is expected to slow to less than 0.5 percent in 1995. Continued restructuring by large corporations and all levels of government largely account for the subdued growth rate in the forecast. Slow growth in employment and average wages is expected to restrain wage growth to a modest
3.2 percent in 1995. Personal income is anticipated to receive a boost from higher interest rates and rise by 4.4 percent.

Significant uncertainties exist in the forecasts. Consumer spending could be more robust than anticipated, and recoveries in Europe and Japan may be stronger than expected, leading to continued strong expansion throughout 1995. Interest rates, on the other hand, may be at a level that will initiate a sharper-than-expected slowdown. Financial instability, such as the foreign exchange turmoil in Mexico, remains possible. The State forecast could fail to estimate correctly the growth in average wages and the effect of corporate and government downsizing.

Receipts

The Financial Plan for the 1995-96 fiscal year released on February 1, 1995, projects General Fund receipts, including transfers from other funds, of $32.516 billion, a reduction of $747 million from the revised 1994-95 State Financial Plan. Tax receipts are projected at $29.391 billion for the 1995-96 fiscal year, a reduction of $1.071 billion from the prior year.

Although growth in the base for tax receipts is expected to accelerate during the 1995-96 fiscal year, tax receipts are expected to fall by 3.5 percent, principally due to the combined effect of implementing during the 1995-96 fiscal year (1) a portion of the tax reductions originally enacted in 1987 and deferred each year since 1990, (2) additional tax cuts to prevent tax increases also originally enacted in 1987 from taking effect, and (3) the proposed employer day care credit ($5 million), together with the incremental cost of the tax reductions enacted in 1994 (more than $500 million), which effectively negate the effect of projected growth in the recurring revenue base. In addition, certain nonrecurring revenues in the 1994-95 receipts base, including the 1993-94 surplus of $1.026 billion, additional earmarking to dedicated funds (more than $210 million) and other miscellaneous one-time receipts (more than $100 million) are not available in the 1995-96 fiscal year, thereby reducing potential year-over-year growth by another 4 percentage points.

Personal income tax receipts, which show a sharp increase in 1994-95 and a projected decline in 1995-96, do not reflect the actual underlying pattern of tax liability across those fiscal years. In 1994, tax liability is actually estimated to have grown relatively slowly, less than 2.5 percent, with the apparently strong reported increase in 1994-95 collections resulting from the net drawdown of $869 million from the refund reserve, which increased stated 1994-95 cash receipts by that amount. In 1995, before the tax reductions described below, tax liability would actually have been projected to rise about 6 percent, primarily owing to an acceleration in wage growth (largely attributable to changes in the timing of bonus payments), a sharp rise in interest income, and higher reported capital gains.

Personal income tax reductions recommended in the Executive Budget are projected to produce taxpayer-savings of $720 million in calendar year 1995 reflecting the scheduled implementation of the 1987 tax reductions, which include






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a reduction in the top tax rate from 7.875 percent to 7.59375 percent and an increase in the standard deduction ranging from 10 to 14 percent, depending on filing status, as well as the elimination of scheduled changes that would have increased taxes for low- and middle-income taxpayers. The tax reductions recommended by the Governor are part of a multi-year program designed to reduce the yield of the income tax by about one-third by 1998.

Growth in user taxes and fees is expected to slow to about 1 percent in 1995-96, reflecting nearly $70 million of additional tax relief in this category in the coming year resulting from tax reductions enacted in 1994, the absence of extraordinary audit collections received in 1994-95, and a slowdown in the underlying growth rate of sales and use tax collections from more than 5 percent in 1994-95 to 3.5 percent in the coming year, offset by a projected improvement of $41 million as a result of recommended legislation to enhance sales tax collection procedures. Business tax receipts are projected to fall in the 1995-96 fiscal year largely reflecting the effect of tax reductions enacted in 1994. Underlying liability, which is expected to rise only modestly in 1995, is not expected to increase enough to offset the effect of those tax reductions. Expected growth in other tax receipts in the 1995-96 fiscal year reflects, among other factors, a slight increase in the cost of the 1994 tax cuts, the diversion to the Environmental Protection Fund of a recommended $25 million in receipts from the real estate transfer tax and proposed legislation accelerating remittance of the transfer tax to the State. Growth in overall collections from miscellaneous receipts in the coming fiscal year is expected to result largely from several discrete actions involving settlement of environmental litigation, the recommended merger of public authorities, and transactions with the Power Authority, which together account for over $200 million of projected miscellaneous receipts anticipated in 1995-96. Transfers from other funds continue at prior year levels, with the addition of the transfer of $220 million in excess funds from the Metropolitan Mass Transportation Operating Assistance Fund.

Disbursements

Disbursements in the General Fund are projected to total $32.361 billion in 1995-96, a decrease of $1,144 million or 3.4 percent. This decline reflects a broad agenda of cost containment actions, more than offsetting modest increases for fixed costs, such as pensions, debt service on bonds sold during the current year, and capital projects under construction.

In the category of grants to local governments, the 1995-96 Executive Budget recommendations generally preserve support for direct aid, such as school aid, revenue sharing, and public health programs, at 1994-95 levels. Operating aid to public schools is capped at 1995-95 amounts, while reimbursements for transportation and building aid follow current law. Costs for social welfare programs, however, are recommended to be dramatically reduced, reflecting more than $1.5 billion in cost containment actions. Medicaid decreases by $662 million, or 11.3 percent, to $5.215 billion; welfare costs decrease $109 million, or 4.9 percent, to $2.111 billion. State support for children's services is recommended to be converted to a block grant, providing local governments greater flexibility in administering these programs. All other local programs decline, primarily reflecting the elimination of $128 million in operating aid to the New York City Transit Authority, matching the reduction in New York City support of the Authority.

Spending recommended for State operations is projected to decline by $485 million, or 7.7 percent, to the lowest level since the 1985-86 fiscal year. Recommendations in the Executive Budget which would reduce the workforce by approximately 11,400 positions (most of which reduce disbursements in this category), are projected to result in personal service savings of more than $300 million. Additional savings reflect initiatives of the State University of New York and mental health agencies to maximize revenues to offset their costs.

Spending recommended for general State charges is projected to increase $59 million, which reflects the 1995-96 cost associated with returning the New York State and Local Employee Retirement Systems to the aggregate cost actuarial method from the projected unit credit actuarial method, as required by the Comptroller. Costs associated with the proposed early retirement program add another $22 million. Health insurance costs are projected to increase six percent and seven percent, for calendar years 1995 and 1996, respectively. Workers' compensation costs are projected to grow at 3.5 percent. Unemployment insurance costs are expected to double, in anticipation of up to 6,900 layoffs of State employees in the 1995-96 fiscal year.






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The Executive Budget proposes to offset part of the increase in pension contributions by using $110 million currently on deposit in the Retirement Systems' reserves for pension supplementation, which, together with the other minor changes in assumptions, is expected to reduce the State's 1995-96 pension contribution to $286 million. The Executive Budget also recommends a similar offset of $120 million to be provided toward pension bills of other participating employers. The Comptroller, as sole trustee of the Common Retirement Fund and administrative head of the Retirement Systems, has indicated that, if the proposals are enacted, he would commence legal proceedings to prevent the proposed use of those reserves, which he considers to be a violation of the State Constitution. The Executive disagrees and considers the use to comply with the State Constitution.

General Fund debt service on short-term obligations of the State reflects the elimination of the State's spring borrowing. Transfers in support of debt service are projected to grow steadily, as the State proposes to continue to issue bonds to support approximately 48 percent of its capital projects. Transfers in support of capital projects are projected to increase despite significant proposed cutbacks in spending, owing in part to the loss of non-recurring receipts from sources other than the General Fund.

Non-recurring Resources

The Division of the Budget estimates that the 1995-96 Financial Plan includes approximately $650 million in non- recurring resources, approximately 2 percent of the General Fund budget. The Budget Division believes that recommendations included in the Executive Budget will provide fully annualized savings in 1996-97 which more than offset the non-recurring resources used in 1995-96.

General Fund Closing Fund Balance

The closing fund balance in the General Fund for the 1995-96 fiscal year is projected to be $312 million, reflecting the required deposit of $15 million to the Tax Stabilization Reserve Fund, raising the balance in that fund to $172 million at the close of the 1995-96 fiscal year. The remainder reflects the recommended deposit of $140 million to the Contingency Reserve Fund (CRF) to provide resources to finance potential costs associated with litigation against the State.

Special Revenue Funds

For 1995-96, the State Financial Plan projects disbursements of $25.825 billion from these funds. This includes $6.696 million from Special Revenue Funds containing State revenues, and $19.129 billion from funds containing Federal grants, primarily for social welfare programs. Disbursements recommended in the Executive Budget from State Special Revenue Funds are projected to increase $724 million or 12.1 percent from 1994-95. This increase reflects significant growth in spending supported by lottery proceeds, State University revenues, and dedicated taxes for transportation purposes. Total disbursements for programs supported by Federal grants which account for approximately three-quarters of all spending in the Special Revenue Funds, are estimated to increase $478 million or 2.6 percent over projected 1994-95. The single largest program is Medicaid, which comprises 60 percent of this Federal aid, and is expected to amount to approximately $11.4 billion both in 1994-95 and 1995-96. Growth in other Federal spending is primarily attributable to the expansion of the school lunch and breakfast programs, increased Federal reimbursement of certain State costs under the Emergency Assistance to Families program, and increased spending for the Women with Infant Children (WIC) program. No significant changes in the type or level of Federal aid are assumed.

Capital Projects Funds

Disbursements from the Capital Projects funds in 1995-96 are estimated at $3.901 billion. The estimate is the result of a review required by the Governor and the Budget Director of the necessity and affordability of projects, as well as the impact on current and future revenues and debt service requirements. This review reduced the amount the Division of the Budget estimates would otherwise have been spent on capital projects by $555 million, thereby






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avoiding an estimated increase of $227 million in General Fund support for capital projects. Significant among the recommended cut-backs resulting from that review are the following:

         --      Freezing mental health community bed development and
                 cancellation of major modernization projects;
         --      Scaling back economic development programs and canceling some stadium projects;
         --      Eliminating the school maintenance program;
         --      Reducing new projects for CUNY and SUNY;
         --      Constraining the highway and bridge improvement program and deferring rail projects; and
         --      Scaling back planned increases for environmental and
                 recreation programs.

Despite the actions described above, capital spending is still expected to increase 10.5 percent over the 1994-95 projection of $3.531 billion, and provides support for:

         --      Highway and bridge contract letting at a $1.100 billion level;
         --      Completion of mental health community beds already committed and major institutional modernization projects;
         --      Expansion and rehabilitation of prisons and youth facilities;
         --      High-priority SUNY and CUNY projects; and
         --      Increased "pay-as-you-go" funding for environmental and
                 recreation programs over 1994-95 levels.

The share of State-funded capital projects expected to be financed on a "pay-as-you-go" basis is 38 percent in 1995-96 (as compared to 36 percent in the 1994-95), and is projected to total $1.1 billion. This is attributable to the full deposit of all authorized taxes into the Dedicated Highway and Bridge Trust Fund, the initial deposit of a portion of the real estate transfer tax into the Environmental Protection Fund, and an increase in the amount transferred from the General Fund.

Debt Service Funds

Disbursements are estimated at $2.498 billion in the 1995-96 fiscal year, an increase of $288 million or 13 percent from 1994-95. Of this increase, $61 million results from the loss of non-recurring resources available in the prior fiscal year, including savings from refundings of State-supported debt. Debt service would otherwise be projected to grow at 9 percent, reflecting $68 million for the General Debt Service Fund, $70 million for Dedicated Highway and Bridge Fund bonds, $30 million for payments from the Mental Hygiene Services Fund and $62 million for bonds of the Local Government Assistance Corporation (LGAC).

The increase in debt service costs recommended in the Executive Budget primarily reflects prior capital commitments financed by bonds issued by the State and State-supported debt issued by its public authorities, and the completion of the LGAC program. The increase has been moderated by the reductions to bond-financed capital spending as discussed above, and reflects debt issuances in 1994-95 and 1995-96 which are lower than they would have been, absent the Governor's review of capital spending.

Cash Flow

For the second time in many years, the State will meet its cash flow needs without relying on a spring borrowing. However, this achievement is predicated on two actions: the issuance of all remaining LGAC bonds authorized in the 1990 statute; and the passage of proposed legislation permitting the State to use, for cash flow purposes only, balances in the Lottery Fund. Temporary transfers will be returned within five months so that all available Lottery moneys as well as advances of additional aid can be paid to school districts in September.

The lingering impact of the 1994-95 receipts shortfall -- as well as the impact of the potential $5 billion 1995-96 imbalance on cash operations -- exerts substantial pressures on the State's cash balance position in the first three






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months of the fiscal year.  These pressures are expected to abate later in the
1995-96 fiscal year, as cash outlays decline from previous levels consistent with cost-savings initiatives proposed in the Executive Budget.






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GAAP-Basis Financial Plan

In 1995-96, the General Fund GAAP basis Financial Plan shows total revenues of $31.274 billion, total expenditures of $31.576 billion, and net other financing sources and uses of $1.123 billion; the surplus of $821 million reflects the $140 million available in the Contingency Reserve Fund (CRF), as well as the impact of LGAC bonds. New York State's General Fund GAAP basis position for 1995-96 is improved by the ongoing financing program of the Local Government Assistance Corporation (LGAC). The full amount of the LGAC bond proceeds -- $529 million in 1995-96 -- is treated as a financing source in the GAAP General Fund operating statement.

Absent the impact of LGAC and the CRF, the 1995-96 GAAP-basis Financial Plan would show a surplus of $152 million. For all governmental Funds, the summary GAAP-basis Financial Plan shows an excess of revenues and other financing sources over expenditures and financing uses of $494 million.

PRIOR FISCAL YEARS (1993-94 GAAP-BASIS RESULTS)

On July 29, 1994, the Office of the State Comptroller issued the General Purpose Financial Statements of the State of New York for the 1993-94 fiscal year. The Statements were prepared on GAAP-basis and were independently audited in accordance with generally accepted auditing standards. The State's Combined Balance Sheet as of March 31, 1994 showed an accumulated surplus in its combined governmental funds of $370 million, reflecting liabilities of $13.219 billion and assets of $13.589 billion. This accumulated Governmental Funds surplus includes a $1.637 billion accumulated deficit in the General Fund, as well as accumulated surpluses in the Special Revenue and Debt Service fund types and a $622 million accumulated deficit in the Capital Projects Fund type.

Year-End GAAP Financial Position

The State completed its 1993-94 fiscal year with a combined Governmental Funds operating surplus of $1.051 billion, which included an operating surplus in the General Fund of $914 million, in the Special Revenue Funds of $149 million and in the Debt Service Funds of $23 million, and an operating deficit in the Capital Projects Funds of $35 million.

GAAP Operating Results

General Fund

The State reported a General Fund operating surplus of $914 million for the 1993-94 fiscal year, as compared to an operating surplus of $2.065 billion for the prior fiscal year. The 1993-94 fiscal year surplus reflects several major factors, including the cash basis surplus recorded in 1993-94, the use of $671 million of the 1992-93 surplus to fund operating expenses in 1993-94, net proceeds of $575 million in bonds issued by the Local Government Assistance Corporation, and the accumulation of a $265 million balance in the Contingency Reserve Fund. Revenues increased $543 million (1.7 percent) over prior fiscal year revenues with the largest increase occurring in personal income taxes. Expenditures increased $1.659 billion (5.6 percent) over the prior fiscal year, with the largest increase occurring in State aid for social services programs. Other financing sources declined more than 11 percent, with a net increase in operating transfers from other funds more than offset by a decline in proceeds from financing arrangements caused by lower LGAC bond sales.

Personal income and business taxes increased by $847 million and $247 million, respectively, offset by reductions in consumption and use taxes and miscellaneous revenues of $141 million and $318 million, respectively.
Personal income and business taxes increased primarily because the economy performed at a higher level. General Fund revenues from consumption and use taxes and fees declined primarily because revenues generated by both motor fuel and highway use taxes were earmarked instead for the Dedicated Highway and Bridge Trust Fund which is reported in the Capital Projects Funds. Miscellaneous revenues declined because certain receipts recorded in the prior year were nonrecurring.






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

Expenditures for social services programs increased $1.047 billion primarily due to increases in Medicaid and Income Maintenance. A $370 million increase in departmental operations was caused primarily by the settlement of outstanding labor contracts and unfavorable judicial decisions in previously pending litigation.

Operating transfers from other funds increased, primarily reflecting the receipt of $200 million from a prior-year claim settlement associated with the Federal government. In addition, transfers of excess sales tax receipts from the Local Government Assistance Tax Fund increased by nearly $170 million as a result of higher sales tax receipts in the Debt Service Funds. The increase in operating transfers to other funds was caused by an increase in operating subsidies provided to both the State University of New York and the City University of New York. Proceeds from financing arrangements declined over $340 million, as a result of a decrease in the issuance of LGAC bonds.

Special Revenue, Debt Service and Capital Projects Funds

Special Revenue Funds ended with an operating surplus of $149 million for the 1993-94 fiscal year and, as a result, the accumulated fund balance has increased to $837 million. Revenues increased $2.055 billion over the prior fiscal year primarily as a result of an increase in Federal grants to finance increased spending for social services programs, and in petroleum gross receipt taxes. Expenditures increased by $1.568 billion primarily related to social services programs. Other financing uses increased by approximately $500 million, representing increases in Federal reimbursement for Medicaid patient services provided by various State health and mental hygiene facilities.

Debt Service Funds ended with an operating surplus of $23 million for the 1993-94 fiscal year, and as a result, the accumulated fund balance has increased to $1.792 billion. Revenues increased $34 million, primarily as a result of an increase in dedicated taxes partially offset by a decrease in mental hygiene patient fees. Debt service expenditures increased $31 million. Other financing sources representing transfers from other funds increased by $220 million, as a result of an increase in Federal Medicaid reimbursement for mental hygiene patients.

An operating deficit of $35 million was reported in the Capital Projects Funds for the State's 1993-94 fiscal year, and, as a result, the accumulated deficit fund balance has increased to $622 million. Revenues increased by $458 million which was primarily attributable to the shifting of certain tax revenues from the General Fund to the Dedicated Highway and Bridge Trust Fund. Capital Projects Funds expenditures increased by $61 million. Expenditures for highway and bridge construction increased by approximately $223 million, but this increase was offset in large part by a decrease of $160 million relating to reductions in spending for water pollution control, hazardous waste programs and various miscellaneous State aid programs. Net other financing sources and uses decreased $489 million primarily as a result of a reduction in general obligation bond proceeds and a decrease in transfers from the General Fund.

ECONOMIC OUTLOOK

The national economy began to expand in 1991, although the growth rate for the first two years of the expansion was modest by historical standards. The State economy remained in recession until 1993, when employment growth resumed.
Since early 1993, the State has gained approximately 100,000 jobs. Employment growth has been hindered during recent years by significant cutbacks in the computer and instrument manufacturing, utility, and defense industries. Personal income increased substantially in 1992 and 1993, aided significantly by large bonus payments in banking and financial industries.

The State Financial Plan is based on a projection by DOB of national and State economic activity. DOB forecasts that the overall rate of growth of the national economy during calendar year 1994 will be similar to the "consensus" of a widely followed survey of national economic forecasters. Growth in the real gross domestic product during 1994 is projected to be moderate (3.5 percent), with declines in defense spending and net exports more than offset by increases in consumption and investment. Continuing efforts by business to reduce costs is expected to exert a drag on economic growth. Inflation, as measured by the Consumer Price Index, is projected to remain about 3 percent due to moderate wage growth and foreign competition. Growth rates for personal income and wages are projected to increase.






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

New York's economy is expected to continue to expand during 1994. Industries that export goods and services to the rest of the country and abroad are expected to benefit from growing national and international markets. Both upstate and downstate regions are expected to share in this renewed growth. Employment is expected to grow moderately throughout the year, although the rate of increase is expected to be below the experience of the 1980's due to cutbacks in Federal spending and employment, as well as continued downsizing by large corporations. Both personal income and wages are expected to record moderate gains in 1994. Bonus payments in the banking and financial industries are expected to increase modestly from last year's level.

Receipts through the first two quarters of the 1994-95 fiscal year fell short of expectations by $132 million. These shortfalls were concentrated in the personal and business income taxes, where quarterly personal income, bank and insurance

1994-95 STATE FINANCIAL PLAN

The four governmental fund types that comprise the State Financial Plan are the General Fund, the Special Revenue Funds, the Capital Projects Funds, and the Debt Service Funds. This fund structure adheres to accounting standards of the Governmental Accounting Standards Board.

GENERAL FUND

The General Fund is the general operating fund of the State and is used to account for all financial transactions, except those required to be accounted for in another fund. It is the State's largest fund and receives almost all State taxes and other resources not dedicated to particular purposes. In the State's 1994-95 fiscal year, the General Fund is expected to account for approximately 52 percent of total governmental-fund receipts and 51 percent of total governmental-fund disbursements. General Fund moneys are also transferred to other funds, primarily to support certain capital projects and debt service payments in other fund types.

The General Fund is projected to be balanced on a cash basis for the 1994-95 fiscal year. Total receipts are projected to be $34.321 billion, an increase of $2.092 billion over total receipts in the prior fiscal year. Total General Fund disbursements are projected to be $34.248 billion, an increase of $2.351 billion over the total amount disbursed and transferred in the prior fiscal year.

SPECIAL REVENUE FUNDS

Special Revenue Funds are used to account for the proceeds of specific revenue sources such as Federal grants that are legally restricted, either by the Legislature or outside parties, to expenditures for specified purposes. Although activity in this fund type is expected to comprise 39 percent of total government funds receipts and disbursements in the 1994-95 fiscal year, about three-quarters of that activity relates to Federally-funded programs.

Projected receipts in this fund type total $24.598 billion, an increase of $1.777 billion over the prior year. Total disbursements in this fund type total $24.982 billion, an increase of $2.259 billion over 1993-94 levels. Disbursements from Federal funds, primarily the Federal share of Medicaid and other social services programs, are projected to total $19.048 billion in the 1994-95 fiscal year. Remaining projected spending of $5.934 billion primarily reflects aid to SUNY supported by tuition and dormitory fees, education aid funded from lottery receipts, operating aid payments to the Metropolitan Transportation Authority funded from the proceeds of dedicated transportation taxes, and costs of a variety of self-supporting programs which deliver services financed by user fees.

CAPITAL PROJECTS FUNDS

Capital Projects Funds are used to account for the financial resources used for the acquisition, construction, or rehabilitation of major state capital facilities and for capital assistance grants to certain local governments or public authorities. This fund type consists of the Capital Projects Fund, which is supported by tax dollars transferred from the General Fund, and 37 other capital funds established to distinguish specific capital construction purposes supported by other revenues. In the 1994-95 fiscal year, activity in these funds is expected to comprise 5 percent of total governmental receipts and 6 percent of total governmental disbursements in the State's 1994-95 fiscal year.

Disbursements from this fund type are projected to increase by $630 million over prior-year levels, primarily reflecting higher spending for transportation and mental hygiene projects. The Dedicated Highway and Bridge Trust Fund is projected to comprise 26 percent of the activity in this fund type -- $982 million in 1994-95-- and is the single largest dedicated fund. Projected disbursements from this dedicated fund reflect an increase of $339 million over 1993- 94 levels. Spending for capital projects will be financed through a combination of sources: Federal grants (25 percent), public authority bond proceeds (35 percent), general obligation bond proceeds (10 percent), and current revenues (30 percent). Total receipts in this fund type are projected at $3.233 billion, not including $374 million expected to be available from the proceeds of general obligation bonds.

DEBT SERVICE FUNDS

Debt Service Funds are used to account for the payment of principal of, and interest on, long-term debt of the State and to meet commitments under lease-purchase and other contractual-obligation financing arrangements. This fund is expected to comprise 4 percent of total governmental fund receipts and disbursements in the 1994-95 fiscal year. December 7, 1995 Page -22- Receipts in these funds in excess of debt service requirements are transferred to the General Fund and Special Revenue Funds, pursuant to law.

The Debt Service fund type consists of the General Debt Service Fund, which is supported primarily by tax dollars transferred from the General Fund, and seven other funds. In the 1994-95 fiscal year, total disbursements in this fund type are projected at $2.246 billion, an increase of $314 million or 16.3 percent. The transfer from the General Fund of $1.443 billion is expected to finance 64 percent of these payments.

The remaining payments are expected to be financed by pledged revenues, including $1.702 billion in taxes, $400 million in dedicated fees, and $889 billion in patient revenues. After impoundment for debt service, as required, $3.357 billion is expected to be transferred to the General Fund and other funds in support of State operations. The largest transfer -- $1.696 billion -- is made to the Special Revenue Fund type, in support of operations of the mental hygiene agencies. Another $1.301 billion in excess sales taxes is expected to be transferred to the General Fund, following payment of projected debt service on bonds of the Local Government Assistance Corporation ("LGAC").

1994-95 BORROWING PLAN

The State anticipates that its capital programs will be financed, in part, through borrowings by the State and public authorities in the 1994-95 fiscal year. The State expects to issue $374 million in general obligation bonds (including $140 million for purposes of redeeming outstanding BANs) and $140 million in general obligation commercial paper. The Legislature has also authorized the issuance of up to $69 million in COPs during the State's 1994-95 fiscal year for equipment purchases. The projection of the State regarding its borrowings for the 1994-95 fiscal year may change if circumstances require.

LGAC is authorized to provide net proceeds of up to $315 million during the State's 1994-95 fiscal year, to fund payments to local governments.

Borrowings by other public authorities pursuant to lease-purchase and contractual-obligation financings for capital programs of the State are projected to total $2.426 billion, including costs of issuances, reserve funds, and other costs. Included therein are borrowings by (i) the Dormitory Authority of the State of New York for SUNY, the City University of New York ("CUNY"), health facilities, and SUNY dormitories; (ii) MCFFA for mental health facilities; (iii) Thruway Authority for the Dedicated Highway and Bridge Trust Fund and Consolidated Highway Improvement Program; (iv) UDC for prison and youth facilities and economic development programs; (v) the






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Housing Finance Agency for housing programs; and (vi) other borrowings by the
Environmental Facilities Corporation and the Energy Research and Development Authority ("ERDA").

NEW YORK LOCAL GOVERNMENT ASSISTANCE CORPORATION

In June 1990, legislation was enacted creating the "New York Local Government Assistance Corporation" (the "Corporation"), a public benefit corporation empowered to issue long-term obligations to fund certain payments to local governments traditionally funded through the State's annual seasonal borrowing. Over a period of the next several years, the issuance of those long-term obligations, which will be amortized over no more than 30 years, is expected to result in eliminating the need for continuing short-term seasonal borrowing for those purposes, because the timing of local assistance payments in future years will correspond more closely with the State's available cash flow. The legislation also imposed a cap on the annual seasonal borrowing of the State at $4.7 billion, less net proceeds of bonds issued by the Corporation, except in cases where the Governor and the legislative leaders have certified both the need for additional borrowing and a schedule for reducing it to the cap. If borrowing above the cap is thus permitted in any fiscal year, it is required by law to be reduced to the cap by the fourth fiscal year after the limit was first exceeded. The Corporation has issued bonds to provide net proceeds of $3.856 billion and has been authorized to issue its bonds to provide net proceeds of up to an additional $315 million during the State's 1994-95 fiscal year. The impact of this borrowing, together with the availability of certain cash reserves, is that, for the first time in nearly 35 years, the 1994-95 State Financial Plan includes no short-term seasonal borrowing. This reflects the success of the LGAC program in permitting the State to accelerate local aid payments from the first quarter of the current fiscal year to the fourth quarter of the previous fiscal year.

1993-94 FISCAL YEAR

The State ended its 1993-94 fiscal year with a balance of $1.140 billion in the tax refund reserve account, $265 million in its Contingency Reserve Fund ("CRF") and $134 million in its Tax Stabilization Reserve Fund. These fund balances were primarily the result of an improving national economy, State employment growth, tax collections that exceeded earlier projections and disbursements that were below expectations. Deposits to the personal income tax refund reserve have the effect of reducing reported personal income tax receipts in the fiscal year when made and withdrawals from such reserve increase receipts in the fiscal year when made. The balance in the tax refund reserve account will be used to pay taxpayer refunds, rather than drawing from 1994-95 receipts.

Of the $1.140 billion deposited in the tax refund reserve account, $1,026 billion was available for budgetary planning purposes in the 1994-95 fiscal year. The remaining $114 million will be redeposited in the tax refund reserve account at the end of the State's 1994-95 fiscal year to continue the process of restructuring the State's cash flow as part of the LGAC program. The balance in the CRF will be used to meet the cost of litigation facing the State. The Tax Stabilization Reserve Fund may be used only in the event of an unanticipated General Fund cash-basis deficit during the 1994-95 fiscal year.

Before the deposit of $1.140 billion in the tax refund reserve account, General Fund receipts in the 1993-94 exceeded those originally projected when the State Financial Plan for that year was formulated on April 16, 1993 by $1.002 billion. Greater-than-expected receipts in the personal income tax, the bank tax, the corporation franchise tax and the estate tax accounted for most of this variance, and more than offset weaker-than-projected collections from the sales and use tax and miscellaneous receipts. Collections from individual taxes were affected by various factors including changes in Federal business laws, sustained profitability of banks, strong performance of securities firms, and higher- than-expected consumption of tobacco projects following price cuts.

The higher receipts resulted, in part, because the New York economy performed better than forecasted. Employment growth started in the first quarter of the State's 1993-94 fiscal year, and, although this lagged behind the national economic recovery, the growth in New York began earlier than forecasted. The New York economy exhibited signs of strength in the service sector, in construction, and in trade. Long Island and the Mid-Hudson Valley continued to lag behind the rest of the State in economic growth. The DOB believes that approximately 100,000 jobs were added during the 1993-94 fiscal year.






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Disbursements and transfers from the General Fund were $303 million below the level projected in April 1993, an amount that would have been $423 million had the State not accelerated the payment of Medicaid billings, which in the April 1993 State Financial Plan were planned to be deferred into the 1994-95 fiscal year. Compared to the estimates included in the State Financial Plan formulated in April 1993, lower disbursements resulted from lower spending for Medicaid, capital projects, and debt service (due to refundings) and $114 million used to restructure the State's cash flow as part of the LGAC program. Disbursements were higher-than-expected for general support for public schools, the State share of income maintenance, overtime for prison guards, and highways now and ice removal. The State also made the first of six required payments to the State of Delaware related to the settlement of Delaware's litigation against the State regarding the disposition of abandoned property receipts.

During the 1993-94 fiscal year, the State also established and funded a Contingency Reserve Fund ("CFR") as a way to assist the State in financing the cost of litigation affecting the State. The CFR was initially funded with a transfer of $100 million attributable to the positive margin recorded in the 1992-93 fiscal year. In addition, the State augmented this initial deposit with $132 million in debt service savings attributable to the refinancing of State and public authority bonds during 1993-94. A year-end transfer of $36 million was also made to the CRF, which, after a disbursement for authorized fund purposes, brought the CRF balance at the end of 1993-94 to $265 million. This amount was $165 million higher than the amount originally targeted for this reserve fund.

1992-93 FISCAL YEAR

The State ended its 1992-93 fiscal year with a balance of $671 million in the tax refund reserve account and $67 million in the Tax Stabilization Reserve Fund.

The State's 1992-93 fiscal year was characterized by performance that was better than projected for the national and regional economies. National gross domestic product, State personal income, and State employment and unemployment performed better than originally projected in April 1992. This favorable economic performance, particularly at year end, combined with a tax-induced acceleration of income into 1992, was the primary cause of the General Fund surplus. Personal income tax collections were more than $700 million higher than originally projected (before reflecting the tax refund reserve account transaction), primarily in the withholding and estimated payment components of the tax.

There were large, but mainly offsetting, variances in other categories of receipts. Significantly higher-than-projected business tax collections and the receipt of unbudgeted payments from the Medical Malpractice Insurance Association ("MMIA") and the New York Racing Association approximately offset the loss of an anticipated $200-million Federal reimbursement, the loss of certain budgeted hospital differential revenue as a result of unfavorable court decisions, and shortfalls in certain miscellaneous revenues.

Disbursements and transfers to other funds were $45 million above projections in April 1992, although this includes a $150 million payment to health insurers (financed with a receipt from the MMIA made pursuant to legislation passed in january 1993). All other disbursements were $105 million lower than projected. This reduction primarily reflected lower costs in virtually all categories of spending, including Medicaid, local health programs, agency operations, fringe benefits, capital projects and debt service as partially offset by higher-than-anticipated costs for education programs.

1991-92 FISCAL YEAR

The 1991-92 State fiscal year was marked by a protracted delay in the adoption of a budget, disagreements between the Executive and the Legislature over receipts and disbursements projections, and continuing deterioration in the State economy. Persistent underperformance of the economy led to revenue shortfalls which were the primary cause of a $531- million deficit TRAN borrowing and a $44-million withdrawal from the tax stabilization reserve fund, depleting the balance in that fund. The tax refund reserve account had a balance of $29 million at the end of the






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1991-92 fiscal year.  The deposit to this account reduced personal income tax collections by $29 million in the 1991-92 fiscal year.

The State Financial Plan was initially formulated on June 10, 1991, more than two months after the beginning of the fiscal year. The State Financial Plan was formulated after disagreement between the Governor and the legislative leaders over spending levels, revenue-raising measures and estimates of the impact of legislative actions, and after the Governor vetoed $937 million in spending measures which the Legislature added to his proposed Executive Budget without providing the necessary revenues.

The Legislature, after consultation with the Governor, subsequently passed appropriation bills adding a net of $676 million in spending during the State's 1991-92 fiscal year. The additional spending was expected to be financed through several actions including tax increases, projected audit revenues, added operating support for tax enforcement efforts, nonrecurring revenues, and administrative actions to reduce spending.

Although the economic forecast upon which the 1991-92 State Financial Plan was based assumed a modest national recovery consistent with the consensus of forecasters at the time and continued but moderating declines in State employment, the expectations were too optimistic. The national economy was much more sluggish than forecasted, and the State economy also fared significantly worse with continued steep employment declines.

Budget projections for the 1991-92 fiscal year were adversely affected by several factors, including shortfalls in receipts from the personal income tax and user taxes and fees, higher-than-expected disbursements for Medicaid and income maintenance, and the inability of the State to complete certain nonrecurring transactions. Despite administrative cost savings from actions taken during the fiscal year of $407 million, the State was required to finance its operations through the deficit TRANs and fund transfer described above.

STATE FINANCIAL PRACTICES: GAAP BASIS

Historically, the State has accounted for, reported and budgeted its operations on a cash basis. The State currently formulates a financial plan which includes all funds required by generally accepted accounting principles ("GAAP"). The State as required by law, continues to prepare its financial plan and financial reports on the cash basis of accounting as well.

The State's financial position on a GAAP basis as of March 31, 1993 included an accumulated deficit in its combined governmental funds of $681 million. Liabilities totaled $12.864 billion and assets of $12.183 billion were available to liquidate these liabilities. The combined accumulated deficit included deficits of $2.551 billion in the General Fund and $586 million in the Capital Projects Funds, and accumulated surpluses of $1.768 billion in the Debt Service Funds and $688 million in the Special Revenue Funds. During the 1992-93 fiscal year, the State recorded an operating surplus in the governmental funds of $2.637 billion, including a General Fund operating surplus of $2.065 billion.

As of March 31, 1992, the State's financial position included an accumulated deficit in its combined governmental funds of $3.315 billion; liabilities were reported at $14.166 billion and assets at $10.851 billion. The accumulated governmental funds deficit included a $4.616 billion accumulated General Fund deficit, and a net accumulated surplus of $1.301 billion for all other governmental funds. During the 1991-92 fiscal year, the State recorded an operating surplus in the General Fund of $1.668 billion plus a net surplus of $1.301 billion for all other governmental funds.

GENERAL FUND

In 1992-93, the State recorded a General Fund operating surplus of $2.065 billion with a net increase in assets of $657 million and a net decrease in liabilities of $1.408 billion. The increase in assets was comprised of increases in cash of $430 million, other assets of $404 million and other receivables of $276 million offset by a decrease in taxes receivable of $453 million. The decrease in liabilities was comprised of decreases in payables to local governments of $688 million, tax and revenue anticipation notes payable of $531 million and all other liabilities of 189 million.






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The 1991-92 fiscal year General Fund operating surplus of $1.688 billion was primarily attributable to a net decrease in liabilities of $2.159 billion.
This was comprised of decreases in payables to local governments of $2.132 billion (primarily reflecting payments by LGAC of school aid) and TRANs payable of $374 million, offset, in part, by increases in accrued liabilities of $283 million and all other liabilities of $64 million. The decrease in liabilities was offset in part by a $491 million decline in assets.

                               ECONOMIC OVERVIEW

The State is the third most populous state in the nation and has a relatively high level of personal wealth. The State's economy is diverse with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment, and a very small share of the nation's farming and mining activity. The State's location and its excellent air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, the State has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries.

The State has historically been one of the wealthiest states in the nation.
For decades, however, the State has grown more slowly than the nation as a whole, gradually eroding its relative economic affluence. Statewide, urban centers have experienced significant changes involving migration of the more affluent to the suburbs and an influx of generally less affluent residents. Regionally, the older Northeast cities have suffered because of the relative success that the South and the West have had in attracting people and business.

During the calendar years 1982 and 1983, the State's economy in most respects performed better than that of the nation. However, in the calendar years 1984 through 1991, the State's rate of economic expansion was somewhat slower than that of the nation. The unemployment rate in the State dipped below the national rate in the second half of 1981 and has generally remained lower until 1991. The total employment growth rate in the State has been below the national average since 1984. Total personal income in the State has risen slightly faster than the national average every year since 1983, with the exception of 1985, 1990 and 1991.

The State has for many years had a very high State and local tax burden relative to other states. The State and its localities have used these taxes to develop and maintain their transportation networks, public schools and colleges, public health systems, other social services and recreational facilities. Despite these benefits, the burden of State and local taxation, in combination with the many other causes of regional economic dislocation, may have contributed to the decisions of some businesses and individuals to relocate outside, or not locate within, the State.

To stimulate the State's economic growth, the State has developed programs, including the provision of direct financial assistance by State-related sources, designed to assist businesses to expand existing operations located within the State and to attract new businesses to the State. Local industrial development agencies raised an aggregate of approximately $7.8 billion in separate tax-exempt bond issues through December 31, 1993. There are currently over 100 county, city, town and village agencies. No new agencies have been established since 1987. In addition, the New York State Urban Development Corporation ("UDC") is empowered to issue, subject to approval by the Public Authorities Control Board, bonds and notes on behalf of private corporations for economic development projects. The State has also established the New York Insurance Exchange which permits insurers and individual investors to combine to compete with Lloyd's of London in the underwriting of large primary and reinsurance risks. The State has also taken advantage of certain changes in Federal bank regulations to establish a free international banking zone in the City.

In addition, the State has provided various tax incentives to encourage business relocation and expansion. These programs include direct tax abatement from local property taxes for new facilities (subject to locality approval) and investment tax credits that are applied against the State corporation franchise tax. Furthermore, legislation passed in 1986 authorizes the creation of up to 40 "economic development zones" in economically distressed regions of the






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

State. Businesses in these zones are provided a variety of tax and other incentives to create jobs and make investments in the zones as the beginning of the State's 1994-95 fiscal year, there were 19 such zones.

The 1994-95 budget contains a significant investment in efforts to spur economic growth. The budget includes provisions to reduce the level of business taxation in New York, with cuts in the corporate tax surcharge, the alternative minimum tax imposed on business and the petroleum business tax, repeal of the State's hotel occupancy tax, and reductions in the real property gains tax to stimulate construction and facilitate the real estate industry's access to capital. Complementing the elimination of the hotel tax is a $10 million investment of State funds in the "I Love New York" program designed to spur tourism activity throughout the State.

To help strengthen the State's economic recovery, the 1994-95 budget also includes more than $200 million in additional funding for economic development programs. Special emphasis is placed on programs intended to enable New York State to: (i) invest in high technology industries; (ii) expand access to foreign markets; (iii) strengthen assistance to small businesses, particularly those owned by women and minorities; (iv) retain and attract new manufacturing jobs; (v) help companies and communities impacted by continued cutbacks in Federal defense spending and ongoing corporate downsizings; and (vi) bolster the tourism industry. In addition, the budget includes increased levels of support for programs to rebuild and maintain State infrastructure, and provisions to create 21 new economic development zones.

STATE AUTHORITIES

The fiscal stability of the State is related, in part, to the fiscal stability of its public Authorities for financing, constructing and operating revenue-producing public benefit facilities. Authorities are not subject to the constitutional restrictions on the incurrence of debt which apply to the State itself and may issue bonds and notes within the amounts of, and as otherwise restricted by, their legislative authorization. As of September 30, 1993 there were 18 Authorities that had outstanding debt of $100 million or more. The aggregate outstanding debt, including refunding bonds, of these 18 Authorities was $63.5 billion as of September 30, 1993. As of March 31, 1994, aggregate public authority debt outstanding as State-supported debt was $21.1 billion and as State-related debt was $29.4 billion.

Moral obligation financing generally involves the issuance of debt by an Authority to finance a revenue-producing project or other activity, and that debt is secured by project revenues and statutory provisions of the State, subject to appropriation by the Legislature, to make up any deficiencies which may occur in the issuer's debt service reserve fund. Under lease-purchase or contractual-obligation financing arrangements, Authorities and certain municipalities have issued obligations to finance the construction and rehabilitation of facilities or the acquisition and rehabilitation of equipment, and expect to cover debt service and amortization of the obligations through the receipt of rental or other contractual payments made by the State. The State has also entered into a payment agreement with the New York Local Government Assistance Corporation. State lease-purchase or contractual-obligation financing arrangements involve a contractual undertaking by the State to make payments to an Authority, municipality or other entity, but the State's obligation to make such payments is generally expressly made subject to appropriation by the Legislature and the actual availability of money to the State for making the payments. The State also participates in the issuance of certificates of participation in a pool of leases entered into by the State's Office of General Services on behalf of several State departments and agencies. The State has also participated in the issuance of certificates of participation for the acquisition of real property which represent proportionate interests in lease payments to be paid by the State. [Moral obligation financing is an arrangement pursuant to which the State provides, by statute, that it will pay such money as may be required to make up any deficiency in a debt service reserve fund established to assure payment of bonds. Lease-purchase financing is an arrangement pursuant to which the State leases from a public benefit corporation or municipality for a term not less than the amortization period of the debt obligations issued by the public benefit corporation or municipality to finance acquisition or, pays rent which is used to pay debt service on the obligations. Contractual-obligation financing is an arrangement pursuant to which the State makes periodic payments to a public benefit corporation under a contract with a term not less than the amortization period of the debt obligations issued by such corporation in connection with such contract.]






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

Authorities are generally supported by revenues generated by the projects financed or operated, such as fares, user fees on bridges, highway tolls and rentals for dormitory rooms and housing. In recent years, however, the State has provided financial assistance through appropriations, in some cases of a recurring nature, to certain of the 18 Authorities for operation and other expenses and, in fulfillment of its commitments on moral obligation indebtedness or otherwise, for debt service. This assistance is expected to continue to be required in future years.

Several Authorities have, in the past experienced financial difficulties. Certain Authorities continue to experience financial difficulties, requiring financial assistance from the State.

The Metropolitan Transportation Authority (the "MTA") oversees New York City's subway and bus lines by its affiliates, the New York City Transit Authority and the Manhattan and Bronx Surface Transit Operating Authority (collectively, the "TA"). Through MTA's subsidiaries, the Long Island Rail Road Company, the Metro-North Commuter Railroad Company and the Metropolitan Suburban Bus Authority, the MTA operates certain commuter rail and bus lines in the New York metropolitan area. In addition, the Staten Island Rapid Transit Operating Authority, an MTA subsidiary, operates a rapid transit line on Staten Island. Through its affiliated agency, the Triborough Bridge and Tunnel Authority (the "TBTA"), the MTA operates certain intrastate toll bridges and tunnels. Because fare revenues are not sufficient to finance the mass transit portion of these operations, the MTA has depended and will continue to depend for operating support upon a system of State, local government and TBTA support and, to the extent available, Federal operating assistance, including loans, grants and operating subsidies.

If current revenue projections are not realized and/or operating expenses exceed current projections, the TA or commuter railroads may be required to seek additional State assistance, raise rates or take other actions.

Over the past several years the State has enacted several taxes--including a surcharge on the profits of banks, insurance corporations and general business corporations doing business in the 12-county Metropolitan Transportation Region served by the MTA and a special one-quarter of 1 percent regional sales and use tax--that provide revenues for mass transit purposes, including assistance to the MTA. The surcharge, which expires in November 1995, yielded approximately $507 million in calendar year 1992, of which the MTA was entitled to receive approximately 90 percent, or approximately $456 million. These amounts include some receipts resulting from a change in State law to require taxpayers to make estimated payments on their surcharge liabilities. In addition, in March 1987, legislation was enacted that creates an additional source of recurring revenues for the MTA. This legislation requires that the proceeds of a one-quarter of 1% mortgage recording tax paid on certain mortgages in the Metropolitan Transportation Region that heretofore had been paid to the State of New York Mortgage Agency be deposited in a special MTA fund. These tax proceeds may be used by the MTA for either operating or capital (including debt service) expenses. Further, in 1993, the State dedicated a portion of the State petroleum business tax to fund operating or capital assistance to the MTA. For the 1994-95 State fiscal year, total State assistance to the MTA is estimated at approximately $1.3 billion.

In 1993, State legislation authorized the funding of a five-year $9.56 billion MTA capital plan for the five-year period, 1992 through 1996 (the "1992-96 Capital Program"). The MTA has received approval of the 1992-96 Capital Program based on this legislation from the 1992-96 Capital Program Review Board, as State law requires. This is the third five- year plan since the Legislature authorized procedures for the adoption, approval and amendment of a five-year plan in 1981 for a capital program designed to upgrade the performance of the MTA's transportation systems and to supplement, replace and rehabilitate facilities and equipment. The MTA, the TBTA and the TA are collectively authorized to issue an aggregate of $3.1 billion of bonds (net of certain statutory exclusions) to finance a portion of the 1992-96 Capital Program. The 1992-96 Capital Program is expected to be financed in significant part through dedication of State petroleum business taxes referred to above.






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There can be no assurance that all the necessary governmental actions for the
Capital Program will be taken, that funding sources currently identified will not be decreased or eliminated, or that the 1992-96 Capital Program, or parts thereof, will not be delayed or reduced. Furthermore, the power of the MTA to issue certain bonds expected to be supported by the appropriation of State petroleum business taxes is currently the subject of a court challenge. If the Capital Program is delayed or reduced, ridership and fare revenues may decline, which could, among other things, impair the MTA's ability to meet its operating expenses without additional State assistance.

CERTIFICATES OF PARTICIPATION

The New York Fund may invest at times in certificates of participation which represent proportionate interests in certain lease or other payments made by the State with respect to equipment or real property of the departments or agencies of the State. Such payments are subject to annual appropriation by the Legislature and the availability of money to the State for making such payments.

NEW YORK CITY

On February 14, 1995, the Mayor released the Preliminary Budget for the City's 1996 fiscal year (commencing July 1), with addresses a projected $2.7 billion budget gap. Most of the gap-closing initiatives may be implemented only with the cooperation of the City's municipal unions, or the State or Federal governments. The Office of the State Deputy Comptroller for the City of New York (OSDC) and the State Financial Control Board continue their respective oversight activities.

The fiscal health of the State is closely related to the fiscal health of its localities, particularly the City, which has required and continues to require significant financial assistance from the State. The City's independently audited operating results for each of its 1981 through 1993 fiscal years, which ended on June 30, show a General Fund surplus reported in accordance with GAAP. The City has eliminated the cumulative deficit in its net General Fund position. In addition, the City's financial statements for the 1993 fiscal year received an unqualified opinion from the City's independent auditors, the eleventh consecutive year the City has received such an opinion.

In response to the City's fiscal crisis in 1975, the State took a number of steps to assist the City in returning to fiscal stability. Among these actions, the State created the Municipal Assistance Corporation for the City of New York ("MAC") to provide financing assistance to the City. The State also enacted the New York State Financial Emergency Act for The City of New York (the "Financial Emergency Act") which, among other things, established the New York State Financial Control Board (the "Control Board") to oversee the City's financial affairs. The State also established the Office of the State Deputy Comptroller for the City of New York ("OSDC") to assist the Control Board in exercising its powers and responsibilities.

The City operates under a four-year financial plan which is prepared annually and is periodically updated. On June 30, 1986, the Control Board's powers of approval over the City's financial plan were suspended pursuant to the Financial Emergency Act. However, the Control Board, MAC and OSDC continue to exercise various monitoring functions relating to the City's financial position. The City submits its financial plans as well as the periodic updates to the Control Board for its review.

Estimates of the City's revenues and expenditures are based on numerous assumptions and are subject to various uncertainties. If expected Federal or State aid is not forthcoming, if unforeseen developments in the economy significantly reduce revenues derived from economically sensitive taxes or necessitate increased expenditures for public assistance, if the City should negotiate wage increases for its employees greater than the amounts provided for in the City's financial plan or if other uncertainties materialize that reduce expected revenues or increase projected expenditures, then, to avoid operating deficits, the City may be required to implement additional actions, including increases in taxes and reductions in essential City services. The City might also seek additional assistance from the State.






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On July 8, 1994 the City submitted to the Control Board a four-year Financial
Plan covering fiscal years 1995 through 1998 (the "1995-1998 Financial Plan"). The 1995-98 Financial Plan reflects a program of proposed actions by the City, State and Federal governments to close the gaps between projected revenues and expenditures of $955 million, $1.547 billion and $2.024 billion for the 1996, 1997 and 1998 fiscal years, respectively.

City gap-closing actions total $705 million in the 1996 fiscal year, $1.072 in the 1997 fiscal year and $1.299 billion in the 1998 fiscal year. These actions, a substantial number of which are unspecified, include additional spending reductions, the reduction of City personnel through attrition, government efficiency initiatives, procurement initiatives and labor productivity initiatives. Certain of these initiatives may be subject to negotiation with the City's municipal unions.

State actions proposed in the gap-closing program total $200 million, $375 million and $525 million in the 1996, 1997 and 1998 fiscal years, respectively. These actions include savings primarily from the proposed State assumption of certain medicaid costs.

The Federal actions proposed in the gap-closing program are $50 million, $100 million and $200 million in increased Federal assistance in fiscal years 1996 through 1998, respectively.

Various actions proposed in the Financial Plan, including the proposed increase in State aid, are subject to approval by the Governor and the State Legislature, and the proposed increase in Federal aid is subject to approval by Congress and the President. State and Federal actions are uncertain and no assurance can be given that such actions will in fact be taken or that the savings that the City projects will result from these actions will be realized. The State Legislature failed to approve a substantial portion of the proposed State assumption of Medicaid costs in the last session. The Financial Plan assumes that these proposals will be approved by the State Legislature during the 1996 fiscal year and that the Federal government will increase its share of funding for the Medicaid program. If these measures cannot be implemented, the City will be required to take other actions to decrease expenditures or increase revenues to maintain a balanced financial plan.

The City's projected budget gaps for the 1997 and 1998 fiscal years do not reflect the savings expected to result from prior years' programs to close the gaps set forth in the Financial Plan. Thus, for example, recurring savings anticipated from the actions which the City proposes to take to balance the fiscal year 1996 budget are not take into account in projecting the budget gaps for the 1997 and 1998 fiscal years.

Although the City has maintained balanced budgets in each of its last thirteen fiscal years, and is projected to achieve balanced operating results for the 1995 fiscal year, there can be no assurance that the gap-closing actions proposed in the Financial Plan can be successfully implemented or that the City will maintain a balanced budget in future years without additional State aid, revenue increases or expenditure reductions. Additional tax increases and reductions in essential City services could adversely affect the City's economic base.

On March 1, 1994, the City Comptroller issued a report on the state of the City's economy. The report concluded that, while the City's long recession is over, moderate growth is the best the City can expect, with the local economy being held back by continuing weakness in important international economies.

On August 2, 1994, the City Comptroller issued a report on the City's July Financial Plan. With respect to the 1995 fiscal year, the City Comptroller stated that, after adjusting for the recently announced $250 million increased reserve and $90 million decrease in the projected surplus for the 1994 fiscal year, the total risk could be as much as $768 million to $968 million. Risks which were identified as substantial risks included a possible $263 million increase in overtime costs; approval by the State Legislature of a tort reform program to limit damage claims against the City, which would result in savings of $45 million; the $65 million proceeds from a proposed asset sale; possible additional expenditures at HHC totaling $60 million; $60 million of possible increased pension contributions resulting from lower than assumed pension fund earnings; assumed improvement in the collection of taxes, fines and fees totaling $50 million; renegotiation of the terms of certain Port Authority leases totaling $75 million; the receipt of the $200 million of increased Federal aid; and $41 million of possible increased expenditures for judgments and claims.






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On October 14, 1994, the City Comptroller issued a report concluding that the budget gap for the 1995 fiscal year had increased to $1.4 billion, due, in part, to continuing shortfalls in tax revenues. The Comptroller also notes that the gaps for the 1996 through 1998 fiscal years will increase significantly as a result of an actuarial audit of the City's pension system, to be completed in the near future. The City Comptroller has previously noted that HHC is projecting an increase in Medicaid reimbursement, which could result in approximately $40 million of additional Medicaid payments by the City to HHC in the 1995 fiscal year.

On July 27, 1994, OSDC issued a report reviewing the July Financial Plan.   The
report concluded that a potential budget gap of $616 million existed for the 1995 fiscal year, resulting primarily from $150 million of greater than anticipated overtime costs in the uniformed agencies; the minimal possibility of State approval for the tort reform initiative; the potential for $50 million of increased pension costs as a result of lower than assumed pension fund earnings; the possibility of $110 million of additional City assistance to HHC; and uncertainties concerning the receipt of $50 million resulting from the proposed increased collection efforts. The report identified additional risks for the 1995 fiscal year totaling $152 million.

On October 14, 1994, OSDC issued a report on the local economy. The report concluded that the expansion of the City's economy broadened and strengthened in 1994 and is expected to continue. However, the report noted that if national growth slows as some forecasts now indicate, it could dampen prospects for key sectors in the local economy, especially professional services, manufacturing, culture and media. The delayed recovery in the international economies most closely tied to New York, particularly Continental Europe and Japan, may slow the further recovery of the City's professional business services until later in 1995. In addition, the extremely poor second quarter profits in the securities industry have yet to fully reverberate throughout the City's economy. Wall Street has announced job cutbacks and is expected to lower its year-end bonuses, which the report found would slow the growth in wages and person income. This would dampen the near-term outlook and constrain the growth in the City tax revenues, notably the personal income, sale and general corporation tax, in the coming months. Finally, local government will continue to shed jobs and the rate of growth of local government expenditures will abate.

On July 28, 1994, the staff of the Control Board issued a report on the July Financial Plan. In its report the staff concluded that the City faced risks of more than $1 billion in the 1995 fiscal year, as well as an additional risk of greater than $165 million annually from increased pension costs if the State Legislature enacts a pension supplementation bill increasing pension benefits. The staff noted that the amount of risk involved this early in the fiscal year is unprecedented and very worrisome. In addition, the staff indicated that the risks for the 1996 fiscal year exceeded $2 billion and that the risks for each of the 1997 and 1998 fiscal years approximated $3 billion. Risks for the 1995 through 1998 fiscal years included the potential for increased overtime and pension costs and uncertainties concerning the proposed reduction in City expenditures for health care costs, the anticipated revenues from renegotiation of the terms of certain Port Authority leases, savings resulting from the proposed tort reform program to limit damage claims against the City, and increased Federal aid.

The City requires certain amounts of financing for seasonal and capital spending purposes. The City has issued $1.75 billion of notes for seasonal financing purposes during fiscal year 1994. The City's capital financing program projects long-term financing requirements of approximately $17 billion for the City's fiscal years 1995 through 1998. The major capital requirements include expenditures for the City's water supply and sewage disposal systems, roads, bridges, mass transit, schools, hospitals and housing.

OTHER LOCALITIES

Certain localities in addition to the City could have financial problems leading to requests for additional State assistance during the State's 1994-95 fiscal year and thereafter. The potential impact on the State of such actions by localities is not included in the projections of the State receipts and disbursements in the State's 1994-95 fiscal year.

Fiscal difficulties experienced by the City of Yonkers ("Yonkers") resulted in the creation of the Financial Control Board for the City of Yonkers (the "Yonkers Board") by the State in 1984. The Yonkers Board is charged with oversight of the fiscal affairs of Yonkers. Future actions taken by the Governor or the State Legislature to assist Yonkers could result in allocation of State resources in amounts that cannot yet be determined.

CERTAIN MUNICIPAL INDEBTEDNESS

Certain localities in addition to the City could have financial problems leading to requests for additional State assistance during the State's 1994-95 fiscal year and thereafter. The potential impact on the State of such requests by localities is not included in the projections of the State's receipts and disbursements for the State's 1994-95 fiscal year.

Fiscal difficulties experienced by the City of Yonkers resulted in the re-establishment of the Financial Control Board for the City of Yonkers by the State in 1984. That Board is charged with oversight of the fiscal affairs of Yonkers. Future actions taken by the State to assist Yonkers could result in allocation of State resources in amounts that cannot yet be determined.

Municipalities and school districts have engaged in substantial short-term and long-term borrowings. In 1992, the total indebtedness of all localities in the State other than New York City was approximately $15.7 billion. A small portion (approximately $71.6 million) of that indebtedness represented borrowing to finance budgetary deficits and was issued pursuant to State enabling legislation. (For further information on the debt of New York localities, see Table A-8 in Appendix A.) State law requires the Comptroller to review and make recommendations concerning the budgets of those local government units other than New York City authorized by State law to issue debt to finance deficits during the period that such deficit financing is outstanding. Seventeen localities had outstanding indebtedness for deficit financing at the close of their fiscal year ending in 1992.

From time to time, Federal expenditure reductions could reduce, or in some cases eliminate, Federal funding of some local programs and accordingly might impose substantial increased expenditure requirements on affected localities. If the State, the City or any of the public authorities were to suffer serious financial difficulties jeopardizing their respective access to the public credit markets, the marketability of notes and bonds issued by localities within the State could be adversely affected. Localities also face anticipated and potential problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Long-range potential problems of declining urban population, increasing expenditures and other economic trends could adversely affect localities and require increasing State assistance in the future.

LITIGATION

The State is a defendant in numerous legal proceedings pertaining to matters incidental to the performance of routine governmental operations. Such litigation includes, but is not limited to, claims asserted against the State arising from alleged torts, alleged breaches of contracts, condemnation proceedings and other alleged violations of State and Federal laws.

Adverse developments in those proceedings or the initiation of new proceedings could affect the ability of the State to maintain a balanced 1994-95 State Financial Plan. Although other litigation is pending against the State, no current litigation involves the State's authority, as a matter of law, to contract indebtedness, issue its obligations, or pay such indebtedness when it matures, or affects the State's power or ability, as a matter of law, to impose or collect significant amounts of taxes and revenues. In its Notes to its General Purpose Financial Statements for the fiscal year ended March 31, 1994, the State reports its estimated liability for awarded and anticipated unfavorable judgments at $675 million.

RATINGS

As of June 28, 1993, Moody's rated the City's general obligation bonds Baa1 and S&P rated such bonds A-. Such ratings reflect only the views of Moody's and S&P, from which an explanation of the significance of such ratings may be obtained. There is no assurance that such ratings will continue for any given period of time or that they will not be revised downward or withdrawn entirely. Any such downward revision or withdrawal could have an adverse effect on the market prices of the City's bonds.


            ADDITIONAL PURCHASE, EXCHANGE AND REDEMPTION INFORMATION

         The Victory Portfolios (see "Description of Victory Portfolios" below) is open for business and the NAV of each class of shares of the Fund is calculated on each Business Day. A Business Day is every day on which the NYSE is open for business, the Federal Reserve Bank of Cleveland is open and any other day (other than a day on which no shares of the Fund are tendered for redemption and no order to purchase any shares is received) during which there is sufficient trading in portfolio instruments that the Fund's net asset value per share might be materially affected. The NAV of each class is determined and its shares are priced as of the close of regular trading of the NYSE (generally 4:00 p.m. Eastern time (the "Valuation Time")) on each Business Day of the Fund. The NYSE or the Federal Reserve Bank of Cleveland will not be open in observance of the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day, and Christmas Day.
The holiday closing schedule is subject to change.

         When the NYSE is closed, or when trading is restricted for any reason other than its customary weekend or holiday closings, or under emergency circumstances as determined by the Commission to warrant such action, the
Fund's Transfer Agent will determine the Fund's NAVs at Valuation Time.   The
Fund's NAV may be affected to the extent that its securities are traded on days that are not Business Days.

         If, in the opinion of the Trustees, conditions exist which make cash payment undesirable, redemption payments may be made in whole or in part in securities or other property, valued for this purpose as they are valued in computing the NAV of each class of the Fund. Shareholders receiving securities or other property on redemption may realize a gain or loss for tax purposes and will incur any costs of sale as well as the associated inconveniences.

         Pursuant to Rule 11a-3 under the 1940 Act, the Fund is required to give shareholders at least 60 days' notice prior to terminating or modifying the Fund's exchange privilege. Under the Rule, the 60-day notification requirement may be waived if (i) the only effect of a modification would be to reduce or eliminate an administrative fee, redemption fee or deferred sales charge ordinarily payable at the time of exchange or (ii) the Fund temporarily suspends the offering of shares as permitted under the 1940 Act or by the SEC or because it is unable to invest amounts effectively in accordance with its investment objective and policies.

         In the Prospectus, the Victory Portfolios, Key Advisers and the Sub-Adviser have notified shareholders that they reserve the right at any time without prior notice to shareholders to refuse exchange purchases by any person or group if, in Key Advisers or the Sub-Adviser's judgment, the Fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.


                        ADDITIONAL PURCHASE INFORMATION

         ALTERNATIVE SALES ARRANGEMENTS - CLASS A AND CLASS B SHARES. The Alternative Sales Arrangements permit an investor to choose the method of purchasing shares that is more beneficial to the investor depending on the amount of the purchase, the length of time the investor expects to hold shares and other relevant circumstances. Investors should understand that the purpose and function of the deferred sales charge and asset-based sales charge with respect to Class B shares are the same as those of the initial sales charge with respect to Class A shares. Any salesperson or other person entitled to receive compensation for selling Fund shares may receive different compensation with respect to one class of shares on behalf of a single investor (not including dealer "street name" or omnibus accounts) because generally it will be more advantageous for that investor to purchase Class A shares of the Fund instead.

         The two classes of shares each represent an interest in the same portfolio investments of the Fund. However, each class has different shareholder privileges and features. The net income attributable to Class B shares and the dividends payable on Class B shares will be reduced by incremental expenses borne solely by that class, including the asset-based sales charge to which Class B shares are subject.

         CLASS B CONVERSION FEATURE. Ninety-six months after an investor's purchase order for Class B shares is accepted, such "Matured Class B Shares" automatically will convert to Class A shares, on the basis of the relative net asset value of the two classes, without the imposition of any sales load or other charge. Each time any Matured Class B shares convert to Class A shares, any Class B shares acquired by the reinvestment of dividends or distributions on such Matured Class B shares that are still held will also convert to Class A shares, on the same basis. The conversion feature is intended to relieve holders of Matured Class B shares of the asset-based sales charge under the Class B Distribution Plan after such shares have been outstanding long enough that the Distributor may have been compensated for distribution expenses related to such shares.

         The conversion of Matured Class B shares to Class A shares is subject to the continuing availability of a private letter ruling from the Internal Revenue Service, or an opinion of counsel or tax adviser, to the effect that the conversion of Matured Class B shares does not constitute a taxable event for the holder under Federal income tax law. If such a revenue ruling or opinion is no longer available, the automatic conversion feature may be suspended, in which event no further conversion of Matured Class B shares would occur while such suspension remained in effect. Although Matured Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the holder, and absent such exchange, Class B shares might continue to be subject to the asset-based sales charge for longer than six years.

         The methodology for calculating the net asset value, dividends and distributions of the Fund Class A and Class B shares recognizes two types of expenses. General expenses that do not pertain specifically to either class are allocated pro rata to the shares of each class, based on the percentage of the net assets of such class to the Fund's total net assets, and then equally to each outstanding share within a given class. Such general expenses include
(i) management fees, (ii) legal, bookkeeping and audit fees, (iii) printing and mailing costs of shareholder reports, prospectuses, statements of additional information and other materials for current shareholders, (iv) fees to unaffiliated Trustees, (v) custodian expenses, (vi) share issuance costs, (vii) organization and start-up costs, (viii) interest, taxes and brokerage commissions, and (ix) non-recurring expenses, such as litigation costs. Other expenses that are directly attributable to a class are allocated equally to each outstanding share within that class. Such expenses included (i) Distribution Plan fees, (ii) incremental transfer and shareholder servicing agent fees and expenses, (iii) registration fees and (iv) shareholder meeting expenses, to the extent that such expenses pertain to a specific class rather than to the Fund as a whole.

         REDUCED SALES CHARGE. Reduced sales charges are applicable to purchases of $50,000 or more of Class A shares of the Fund alone or in combination with purchases of shares of other Victory Portfolios made at any one time. To obtain the reduction of the sales charge, you or your investment professional must notify the Transfer Agent at the time of purchase whenever a quantity discount is applicable to your purchase. Upon such notification, you will receive the lowest applicable sales charge.

         The contingent deferred sales charge is waived on Class B shares in the following cases: (i) shares sold to Key Advisers, the Sub-Adviser or their affiliates; (ii) shares issued in plans of reorganization to which the Fund is a party; and (iii) shares redeemed in involuntary redemptions.

         In addition to investing at one time in any combination of Class A shares of the Victory Portfolios in an amount entitling you to a reduced sales charge, you may qualify for a reduction in the sales charge under the following programs:

         COMBINED PURCHASES. When you invest in Class A shares of the Victory Portfolios for several accounts at the same time, you may combine these investments into a single transaction if purchased through one investment professional, and if the total is $50,000 or more. The following may qualify for this privilege: an individual, or "company" as defined in Section 2(a)(8) of the 1940 Act; an individual, spouse, and their children under age 21 purchasing for his, her, or their own account; a trustee, administrator or other fiduciary purchasing for a single trust estate or single fiduciary account or for a single or a parent-subsidiary group of "employee benefit plans" (as defined in Section 3(3) of ERISA); and tax-exempt organizations under Section 501(c)(3) of the Internal Revenue Code.

         RIGHTS OF ACCUMULATION. Your "Rights of Accumulation" permit reduced sales charges on future purchases of Class A shares after you have reached a new breakpoint. You can add the value of existing Victory Portfolios shares held by you, your spouse, and your children under age 21, determined at the previous day's NAV at the close of business, to the amount of your new purchase valued at the current offering price to determine your reduced sales charge.

         LETTER OF INTENT. If you anticipate purchasing $50,000 or more of shares of the Fund alone or in combination with Class A shares of certain other Victory Portfolios within a 13-month period, you may obtain shares of the portfolios at the same reduced sales charge as though the total quantity were invested in one lump sum, by filing a non- binding Letter of Intent (the "Letter") within 90 days of the start of the purchases. Each investment you make after signing the Letter will be entitled to the sales charge applicable to the total investment indicated in the Letter. For example, a $2,500 purchase toward a $60,000 Letter would receive the same reduced sales charge as if the $60,000 had been invested at one time. To ensure that the reduced price will be received on future purchases, you or your investment professional must inform the transfer agent that the Letter is in effect each time shares are purchased. Neither income dividends nor capital gain distributions taken in additional shares will apply toward the completion of the Letter.

         Your initial investment must be at least 5% of the total amount you plan to invest. Out of the initial purchase, 5% of the dollar amount specified in the Letter will be registered in your name and held in escrow. The shares held in escrow cannot be redeemed or exchanged until the Letter is satisfied or the additional sales charges have been paid. You will earn income dividends and capital gain distributions on escrowed shares. The escrow will be released when your purchase of the total amount has been completed. You are not obligated to complete the Letter.

         If you purchase more than the amount specified in the Letter and qualify for a further sales charge reduction, the sales charge will be adjusted to reflect your total purchase at the end of 13 months. Surplus funds will be applied to the purchase of additional shares at the then current offering price applicable to the total purchase.

         If you do not complete your purchase under the Letter within the 13-month period, your sales charge will be adjusted upward, corresponding to the amount actually purchased, and if after written notice, you do not pay the increased sales charge, sufficient escrowed shares will be redeemed to pay such charge.


                        ADDITIONAL EXCHANGE INFORMATION

         Class A shares of the Fund (see "Description of Victory Portfolios" below) may be exchanged for shares of any Victory money market fund or any other fund of the Victory Portfolios with the same or a lower sales charge. Shares of any Victory money market portfolio or any Victory Portfolios with a reduced sales charge may be exchanged for shares of the Fund upon payment of the difference in the sales charge (or, if applicable, shares of any Victory money market portfolio may be used to purchase Class B shares of the Fund.)

         Class B shares of the Fund may be exchanged for shares of other Victory Portfolios that offer Class B shares. The CDSC applicable to Class B shares is imposed on Class B shares redeemed within six years of the initial purchase of the exchanged Class B shares. When Class B shares are redeemed to effect an exchange, the priorities described in "How to Invest" in the Prospectus for the imposition of the Class B CDSC will be followed in determining the order in which the shares are exchanged. Shareholders should take into account the effect of any exchange on the applicability and rate of any CDSC that might be imposed in the subsequent redemption of remaining shares. Shareholders owning shares of both classes must specify whether they intend to exchange Class A or Class B shares.

                       ADDITIONAL REDEMPTION INFORMATION

         REINSTATEMENT PRIVILEGE. Within 90 days of a redemption, a shareholder may reinvest all or part of the redemption proceeds of (i) Class A shares, or (ii) Class B shares that were subject to the Class B contingent deferred sales charge when redeemed, in Class A shares of the Fund or any of the other Victory Portfolios into which shares of the Fund are exchangeable as described below, at the net asset value next computed after receipt by the Transfer Agent of the reinvestment order. No charge is currently made for reinvestment in shares of the Fund but a reinvestment in shares of certain other Victory Portfolios is subject to a $5.00 service fee. The shareholder must ask the Distributor for such privilege at the time of reinvestment. Any capital gain that was realized when the shares were redeemed is taxable, and reinvestment will not alter any capital gains tax payable on that gain. If there has been a capital loss on the redemption, some or all of the loss may not be tax deductible, depending on the timing and amount of the reinvestment. Under the Internal Revenue Code, if the redemption proceeds of Fund shares on which a sales charge was paid are reinvested in shares of the Fund or another of the Victory Portfolios within 90 days of payment of the sales charge, the shareholder's basis in the shares of the Fund that were redeemed may not include the amount of the sales charge paid. That would reduce the loss or increase the gain recognized from redemption. The Fund may amend, suspend or cease offering this reinvestment privilege at any time as to shares redeemed after the date of such amendment, suspension or cessation. You must reinstate your shares into an account with the same registration. This privilege may be exercised only once by a shareholder with respect to the Fund. For information on which funds are available for the Reinstatement Privilege, please consult your program materials.

                          DIVIDENDS AND DISTRIBUTIONS

         The Fund ordinarily declares and pays dividends separately for Class A and Class B shares from its net investment income quarterly. The Fund distributes substantially all of its net investment income and net capital gains, if any, to shareholders within each calendar year as well as on a fiscal year basis to the extent required for the Fund to qualify for favorable federal tax treatment.

         The amount of a class's distributions may vary from time to time depending on market conditions, the composition of the Fund's portfolio, and expenses borne by the Fund or borne separately by a class, as described in "Alternative Sales Arrangements - Class A and Class B," above. Dividends are calculated in the same manner, at the same time and on the same day for shares of each class. However, dividends on Class B shares are expected to be lower as a result of the asset-based sales charge on Class B shares, and Class B dividends will also differ in amount as a consequence of any difference in net asset value between Class A and Class B shares.

         For this purpose, the net income of the Fund, from the time of the immediately preceding determination thereof, shall consist of all interest income accrued on the portfolio assets of the Fund, dividend income, if any, income from securities loans, if any, and realized capital gains and losses on the Fund assets, less all expenses and liabilities of the Fund chargeable against income. Interest income shall include discount earned, including both original issue and market discount, on discount paper accrued ratably to the date of maturity. Expenses, including the compensation payable to Key Advisers or the Sub-Adviser, are accrued each day. The expenses and liabilities of the Fund shall include those appropriately allocable to the Fund as well as a share of the general expenses and liabilities of the Victory Portfolios in proportion to the Fund's share of the total net assets of the Victory Portfolios.

Additional Tax Information

         It is the Fund's policy to qualify for the favorable tax treatment accorded regulated investment companies ("RICs") under Subchapter M of the Code, for so long as such qualification is in the best interest of its shareholders. By following such policy and distributing its income and gains currently with respect to each taxable year, the Fund expects to eliminate or reduce to a nominal amount the federal income and excise taxes to which it may otherwise be subject.

         In order to qualify as a RIC, the Fund must, among other things, (1) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock or securities, foreign currencies or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities or currencies, (2) derive less than 30% of its gross income from the sale or other disposition of stock, securities, options, futures, forward contracts, and certain foreign currencies (or options, futures, or forward contracts on foreign currencies) held for less than three months, and (3) diversify its holdings so that at the end of each quarter of its taxable year (i) at least 50% of the market value of the Fund's assets is represented by cash or cash items, U.S. Government securities, securities of other RICs and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities) or of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses. These requirements may restrict the degree to which the Fund may engage in short-term trading and concentrate investments. If the Fund qualifies as a RIC, it will not be subject to federal income tax on the part of its net investment income and net realized capital gains, if any, that it distributes to shareholders with respect to each taxable year within the time limits specified in the Code.

         A non-deductible excise tax is imposed on regulated investment companies that do not distribute in each calendar year an amount equal to 98% of their ordinary income for the year plus 98% of their capital gain net income for the 1-year period ending on October 31 of such calendar year. The balance of such income must be distributed during the following calendar year. If distributions during a calendar year are less than the required amount, the Fund is subject to a non-deductible excise tax equal to 4% of the deficiency.

         Certain investment and hedging activities of a fund, including transactions in options, futures contracts, hedging transactions, forward contracts, straddles, foreign currencies, and foreign securities, are subject to special tax rules. In a given case, these rules may accelerate income to the fund, defer losses to the fund, cause adjustments in the holding periods of the fund's securities, convert short-term capital losses into long-term capital losses, or otherwise affect the character of the fund's income. These rules could therefore affect the amount, timing and character of distributions to shareholders. The Victory Portfolios will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interest of the Victory Portfolios and their securities.

         The Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of taxable dividends paid to any shareholder who has failed to provide (or provided an incorrect) tax identification number, or is subject to withholding pursuant to a notice from the Internal Revenue Service for failure to properly include on his or her income tax return payments of interest or dividends. This "backup withholding" is not an additional tax, and any amounts withheld may be credited against the shareholder's ultimate U.S. tax liability.

         Information set forth in the Prospectus and this Statement of Additional Information that relates to federal taxation is only a summary of certain key federal tax considerations generally affecting purchasers of shares of the Fund. No attempt has been made to present a complete explanation of the federal tax treatment of the Fund or its shareholders, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential purchasers of shares of the Fund are urged to consult their tax advisers with specific reference to their own tax circumstances. In addition, the tax discussion in the Prospectus and this Statement of Additional Information is based on tax law in effect on the date of the Prospectus and this Statement of Additional Information; such laws and regulations may be changed by legislative, judicial or administrative action, sometimes with retroactive effect.

                      MANAGEMENT OF THE VICTORY PORTFOLIOS

Board of Trustees

         Overall responsibility for management of the Victory Portfolios rests with the Trustees, who are elected by the shareholders of the Victory Portfolios. The Victory Portfolios are managed by the Trustees in accordance with the laws of the State of Delaware governing business trusts. There are currently seven Trustees, six of whom are not "interested persons" of the Victory Portfolios within the meaning of that term under the 1940 Act. The Trustees, in turn, elect the officers of the Victory Portfolios to supervise actively its day-to-day operations.

         The Trustees of the Victory Portfolios, their addresses, ages and their principal occupations during the past five years are as follows:

                                       Position(s) Held
                                       With the Victory                    Principal Occupation
Name, Address and Age                  Portfolios                          During Past 5 Years
---------------------                  ----------------                    --------------------

Leigh A. Wilson, 51*                   Trustee and                         From 1989 to present, Chairman and
Glenleigh International Ltd.           President                           Chief Executive Officer, Glenleigh
53 Sylvan Road North                                                       International Limited; previously
Westport, CT  06880                                                        Chief Executive Officer, Paribas
                                                                           North America and Paribas
                                                                           Corporation; Trustee, The Victory
                                                                           Funds and Spears, Benzak, Salomon
                                                                           and Farrell ("SBSF") Funds.

Robert G. Brown, 72
5460 N. Ocean Drive
Singer Island                          Trustee                             Retired; from October 1983 to
Riviera Beach, FL  33404                                                   November 1990, President, Cleveland
                                                                           Advanced Manufacturing Program
                                                                           (non-profit corporation engaged in
                                                                           regional economic development).

Edward P. Campbell, 46                 Trustee                             From March 1, 1994 to present,
Nordson Corporation                                                        Executive Vice President and Chief
28601 Clemens Road                                                         Operating Officer of Nordson
Westlake, OH  44145                                                        Corporation (manufacturer of
                                                                           application equipment); from May
                                                                           1988 to March 1994, Vice President
                                                                           of Nordson Corporation; from 1987
                                                                           to December 1994, member of the
                                                                           Supervisory Committee of Society's
                                                                           Collective Investment Retirement
                                                                           Fund; from May 1991 to August 1994,
                                                                           Trustee, Financial Reserves Fund
                                                                           and from May 1993 to August 1994,
                                                                           Trustee, Ohio Municipal Money
                                                                           Market Fund; Trustee, The Victory
                                                                           Funds and  SBSF Funds.

                                       Position(s) Held
                                       With the Victory                    Principal Occupation
Name, Address and Age                  Portfolios                          During Past 5 Years
---------------------                  ----------------                    --------------------
Dr. Harry Gazelle, 68                  Trustee                             Retired radiologist, Drs. Hill and
17822 Lake Road                                                            Thomas Corp.; Trustee, The Victory
Lakewood, OH 44107                                                         Funds.

____________
* Mr. Wilson is deemed to be an "interested person" of the Victory Portfolios under the 1940 Act solely by reason of his position as President.

                                       Position(s) Held
                                       With the Victory                    Principal Occupation
Name, Address and Age                  Portfolios                          During Past 5 Years
---------------------                  ----------------                    --------------------
Dr. Thomas F. Morrissey, 62            Trustee                             1995 Visiting Scholar, Bond
Weatherhead School of                                                      University, Queensland, Australia;
   Management                                                              Professor, Weatherhead School of
Case Western Reserve                                                       Management, Case Western Reserve
  University                                                               University; from 1989 to 1995,
10900 Euclid Avenue                                                        Associate Dean of Weatherhead
Cleveland, OH  44106-7235                                                  School of Management and Professor,
                                                                           Case Western Reserve University;
                                                                           from 1987 to December 1994, Member
                                                                           of the Supervisory Committee of
                                                                           Society's Collective Investment
                                                                           Retirement Fund; from May  1991 to
                                                                           August 1994, Trustee, Financial
                                                                           Reserves Fund and from May 1993 to
                                                                           August 1994, Trustee, Ohio
                                                                           Municipal Money Market Fund;
                                                                           Trustee, The Victory Funds.

Stanley I. Landgraf, 70                Trustee                             Retired; currently, Trustee,
41 Traditional Lane                                                        Rensselaer Polytechnic Institute;
Albany, NY  12211                                                          Director, Elenel Corporation and
                                                                           Mechanical Technology, Inc.;
                                                                           Member, Board of Overseers, School
                                                                           of Management, Rensselaer
                                                                           Polytechnic Institute; Member, The
                                                                           Fifty Group (a Capital Region
                                                                           business organization); Trustee,
                                                                           The Victory Funds.

H. Patrick Swygert, 52                 Trustee                             President, Howard University;
Howard University                                                          formerly President, State
2400 6th Street, N.W.                                                      University of New York at Albany;
Suite 320                                                                  formerly, Executive Vice President,
Washington, DC  20059                                                      Temple University; Trustee, The
                                                                           Victory Funds.

                 The Board presently has an Investment Policy Committee and a Business, Legal, and Audit Committee. The members of the Investment Policy Committee are Messrs. Landgraf (Chairman), Morrissey and Brown, who will serve until May 1996. The function of the Investment Policy Committee is to review the existing investment policies of the Victory Portfolios, including the levels of risk and types of funds available to shareholders, and make recommendations to the Board of Trustees regarding the revision of such policies or, if necessary, the submission of such revisions to the Victory Portfolios' shareholders for their consideration. The members of the Business, Legal and Audit Committee are Messrs. Swygert (Chairman), Campbell and Gazelle who will serve until May 1996. The function of the Business, Legal and Audit Committee is to recommend independent auditors and monitor accounting and financial matters; to nominate persons to serve as disinterested Trustees and Trustees to serve on committees of the Board; and to review compliance and contract matters.

                 The Investment Policy Committee met four times during the 12 months ended October 31, 1995. The Business, Legal and Audit Committee was constituted on May 24, 1995 (and has met twice since then) and replaced the Audit Committee, the Legal Committee and the Nominating Committee, which met three times, one time and one time, respectively, during the 12 month period ended October 31, 1995.

REMUNERATION OF TRUSTEES AND CERTAIN EXECUTIVE OFFICERS

         Effective June 1, 1995, each Trustee (other than Leigh A. Wilson) receives an annual fee of $27,000 for serving as Trustee of all the funds of the Victory Portfolios, and an additional per meeting fee ($2,400 in person and $1,200 per telephonic meeting).

         Effective June 1, 1995, Leigh A. Wilson receives an annual fee of $33,000 for serving as President and Trustee for all of the Funds of the Victory Portfolios, and an additional per meeting fee ($3,000 in person and $1,500 per telephonic meeting).

         The following table indicate the compensation received by each Trustee from the Fund and from the Victory "Fund Complex" during the fiscal year ended October 31, 1995. For certain Trustees, the amount from the Fund includes amounts paid by the Predecessor Fund which was reorganized as the Fund as of June 5, 1995:

                                            Pension or                              Compensation
                                            Retirement        Estimated Annual      from the New      Total Compensation
                                       Benefits Accrued as        Benefits           York Tax-            from Victory
                                        Portfolio Expenses     Upon Retirement       Free Fund          "Fund Complex"*
                                        ------------------     ---------------       ---------          ---------------
 Robert G. Brown, Trustee  . . . .             -0-                  -0-                $141.29            $39,815.98
 Edward P. Campbell, Trustee . . .             -0-                  -0-                  76.45             33,799.68
 Harry Gazelle, Trustee  . . . . .             -0-                  -0-                 123.38             35,916.98
 John W. Kemper,# Trustee  . . . .             -0-                  -0-                 100.45             22,567.31
 Thomas F. Morrissey, Trustee  . .             -0-                  -0-                 148.08             40,366.98
 Stanley I. Landgraft, Trustee . .             -0-                  -0-                 104.47             34,615.98
 Leigh A. Wilson, Trustee  . . . .             -0-                  -0-                 162.90             46,716.97
 H. Patrick Swygert, Trustee . . .             -0-                  -0-                 148.08             37,116.98
 John D. Buckingham,# Trustee  . .             -0-                  -0-                  51.65             18,841.89
 John R. Young,# Trustee . . . . .             -0-                  -0-                  88.31             21,963.81

#        Resigned

----------------
* For certain Trustees, these amounts include compensation received from The Victory Funds (which were reorganized into the Victory Portfolios as of June 5, 1995), the SBSF Funds (the investment adviser of which was acquired by KeyCorp effective April, 1995) and Society's Collective Investment Retirement Funds, which were reorganized into the Victory Balanced Fund and Victory Government Mortgage Fund as of December 19, 1994. There are presently 28 mutual funds from which the above-named Trustees are compensated in the Victory "Fund Complex," but not all of the above-named Trustees serve on the boards of each fund in the "Fund Complex."

Officers

         The officers of the Victory Portfolios, their addresses, ages and principal occupations during the past five years are as follows:

                                      Position with the                    Principal occupation
   Name                               Victory Portfolios                   during past 5 years
   ----                               ------------------                   -------------------
 Leigh A. Wilson, 51                  President and Trustee               From 1989 to present, Chairman and
                                                                          Chief Executive Officer, Glenleigh
                                                                          International Limited; from 1984-
                                                                          1989, Chief Executive Officer,
                                                                          Paribas North America and Paribas
                                                                          Corporation; Trustee of The Victory
                                                                          Funds and SBSF Funds.


 William B. Blundin, 57               Vice President                      Senior Vice President of BISYS Fund
                                                                          Services; officer of other
                                                                          investment companies administered
                                                                          by BISYS Fund Services; President
                                                                          and Chief Executive Officer of
                                                                          Vista Broker-Dealer Services, Inc.,
                                                                          Emerald Asset Management, Inc. and
                                                                          BNY Hamilton Distributors, Inc.,
                                                                          registered broker/dealers.
 J. David Huber, 49                   Vice President                      Executive Vice President, BISYS
                                                                          Fund Services.

 Scott A. Englehart, 33               Secretary                           From October 1990 to present,
                                                                          employee of BISYS Fund Services,
                                                                          Inc.; from 1985 to October 1990,
                                                                          Manager of Banking Center, Fifth
                                                                          Third Bank.

 George O. Martinez, 36               Assistant Secretary                 From March 1995 to present, Senior
                                                                          Vice President and Director of
                                                                          Legal and Compliance Services,
                                                                          BISYS Fund Services; from June
                                                                          1989-March 1995, Vice President and
                                                                          Associate General Counsel, Alliance
                                                                          Capital Management.

 Martin R. Dean, 32                   Treasurer                           From May 1994 to present, employee
                                                                          of BISYS Fund Services; from
                                                                          January 1987 - April 1994, Senior
                                                                          Manager, KPMG Peat Marwick.

 Adrian J. Waters, 33                 Assistant Treasurer                 From May 1993 to present, employee
                                                                          of BISYS Fund Services; from 1989-
                                                                          May 1993, Manager, Price
                                                                          Waterhouse.



         The mailing address of each of the officers of the Victory Portfolios is 3435 Stelzer Road, Columbus, Ohio 43219-3035.

         The officers of the Victory Portfolios (other than Leigh Wilson) receive no compensation directly from the Victory Portfolios for performing the duties of their offices. Concord Holding Corporation receives fees from the Victory Portfolios for acting as Administrator.

         As of December 1, 1995, the Trustees and officers as a group owned beneficially less than 1% of the Fund.

Investment Adviser and Sub-Adviser

         Key Advisers was organized as an Ohio corporation on July 27, 1995 and is registered as an investment adviser under the Investment Advisers Act of 1940. It is a wholly-owned subsidiary of KeyCorp Asset Management Holdings, Inc., which is a wholly-owned subsidiary of Society National Bank, a wholly-owned subsidiary of KeyCorp. Affiliates of Key Advisers manage approximately $37 billion for numerous clients including large corporate and public retirement plans, Taft-Hartley plans, foundations and endowments, high net worth individuals and mutual funds.

         KeyCorp, a financial services holding company, is headquartered at 127 Public Square, Cleveland, Ohio 44114. As of September 30, 1995, KeyCorp had an asset base of $68 billion, with banking offices in 26 states from Maine to Alaska, and trust and investment offices in 16 states. KeyCorp is the resulting entity of the merger in 1994 of Society Corporation, the bank holding company of which Society National Bank was a wholly-owned subsidiary, and KeyCorp, the former bank holding company, which merger was consummated during the first quarter of 1994. KeyCorp's major business activities include providing traditional banking and associated financial services to consumer, business and commercial markets. Its non-bank subsidiaries include investment advisory, securities brokerage, insurance, bank credit card processing, and mortgage leasing companies. Society National Bank is the lead affiliate bank of KeyCorp.

         The following table lists the advisory fees for each mutual fund that is advised by Key Advisers.

         .25 OF 1% OF AVERAGE DAILY NET ASSETS
                 Victory Institutional Money Market Fund*

         .35 OF 1% OF AVERAGE DAILY NET ASSETS
                 Victory Prime Obligations Fund *
                 Victory U.S. Government Obligations Fund*
                 Victory Tax-Free Money Market Fund*

         .50 OF 1% OF AVERAGE DAILY NET ASSETS
                 Victory Ohio Municipal Money Market Fund*
                 Victory Limited Term Income Fund*
                 Victory Government Mortgage Fund*
                 Victory Financial Reserves Fund*
                 Victory Fund for Income #

         .55 OF 1% OF AVERAGE DAILY NET ASSETS
                 Victory National Municipal Bond Fund*
                 Victory Government Bond Fund*
                 Victory New York Tax-Free Fund*

         .60 OF 1% OF AVERAGE DAILY NET ASSETS
                 Victory Ohio Municipal  Bond Fund*
                 Victory Stock Index Fund*

         .65 OF 1% OF AVERAGE DAILY NET ASSETS
                 Victory Diversified Stock Fund*

         .75 OF 1% OF AVERAGE DAILY NET ASSETS
                 Victory Intermediate Income Fund*
                 Victory Investment Quality Bond Fund*
                 Victory  Ohio Regional Stock Fund*

         1% OF AVERAGE DAILY NET ASSETS
                 Victory  Balanced Fund*
                 Victory Value Fund*
                 Victory Growth Fund*
                 Victory Special Value Fund*
                 Victory Special Growth Fund+-

         1.10% OF AVERAGE DAILY ASSETS
                 Victory International Growth Fund*


         # First Albany Asset Management Corporation serves as sub-adviser to the Victory Fund for Income, for which it receives .20% of average daily net assets.

         +- T. Rowe Price Associates, Inc. serves as sub-adviser to the Victory Special Growth Fund, for which it receives .25% of average daily net assets up to $100 million and .20% of average daily net assets in excess of $100 million.

         * Society Asset Management, Inc. (the Sub-Adviser) serves as sub-adviser to each of these funds. For its services under the investment sub-advisory agreement, Key Advisers pays the Sub-Adviser sub-advisory fees at rates (based on an annual percentage of average daily net assets) which vary according to the table set forth below:

For the Balanced Fund, Diversified Stock Fund,     For the International Growth Fund,  Ohio
Growth Fund, Stock Index Fund and Value Fund:      Regional Stock Fund and Special Value Fund:



                                      Rate of                                                Rate of
  Net Assets                      Sub-Advisory Fee*           Net Assets                Sub-Advisory Fee*
  ----------                      -----------------           ----------                -----------------
Up to $10,000,000                     0.65%                 Up to $10,000,000                  0.90%
Next $15,000,000                      0.50%                 Next $15,000,000                   0.70%
Next $25,000,000                      0.40%                 Next $25,000,000                   0.55%
Above $50,000,000                     0.35%                 Above $50,000,000                  0.45%


For the Victory Intermediate Income Fund, Investment     For the Victory Prime Obligations Fund, Tax-Free
Quality Bond Fund, Limited Term Income Fund,             Money Market Fund, U.S. Government Obligations Ohio Municipal
Bond Fund, Government Bond                                   Fund,  Financial Reserves Fund, Institutional
Money



Fund, Government Mortgage Fund, National           Market Fund and Ohio Municipal Money Market
Municipal Bond Fund and New York Tax-Free Fund:    Fund:


                                      Rate of                                                 Rate of
         Net Assets               Sub-Advisory Fee*           Net Assets                  Sub-Advisory Fee*
         ----------               -----------------           ----------                  -----------------

Up to $10,000,000                     0.40%                 Up to $10,000,000                  0.25%
Next $15,000,000                      0.30%                 Next $15,000,000                   0.20%
Next $25,000,000                      0.25%                 Next $25,000,000                   0.15%
Above $50,000,000                     0.20%                 Above $50,000,000                  0.125%

____________________

* As a percentage of average daily net assets. The Sub-Adviser has the right to voluntarily waive any portion of the sub-advisory fee from time to time.

                          ADVISORY AND OTHER CONTRACTS

         Unless sooner terminated, the Investment Advisory Agreement between Key Advisers and the Fund provides that it will continue in effect as to the Fund for an initial two-year term and for consecutive one-year terms thereafter, provided that such continuance is approved at least annually by the Victory Portfolios' Trustees or by vote of a majority of the outstanding shares of the Fund (as defined under "GENERAL INFORMATION - Miscellaneous" in the Prospectuses), and, in either case, by a majority of the Trustees who are not parties to the Investment Advisory Agreement or interested persons (as defined in the 1940 Act) of any party to the Investment Advisory Agreement, by votes cast in person at a meeting called for such purpose.

         The Investment Advisory Agreement is terminable as to the Fund at any time on 60 days' written notice without penalty by the Trustees, by vote of a majority of the outstanding shares of that Fund, or by Key Advisers. The Investment Advisory Agreement also terminates automatically in the event of any assignment, as defined in the 1940 Act.

         The Investment Advisory Agreement provides that Key Advisers shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of services pursuant to the Investment Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of Key Advisers in the performance of its duties, or from reckless disregard by it of either duties and obligations thereunder.

         Under the Investment Advisory Agreement, Key Advisers has agreed to provide investment advisory services described in the Prospectus. For the services provided and expenses assumed pursuant to the Investment Advisory Agreement, the Fund pays Key Advisers a fee, computed daily and paid monthly, at the annual rate of sixty-five one-hundredths of one percent (.65%) of the average daily net assets of the Fund.

         Prior to January 1, 1995, Society Asset Management, Inc. served as investment adviser to the Fund. From May 1, 1994 to June 5, 1995, Society's affiliate, Key Trust Company, served as the investment adviser to the Fund and its Predecessor Fund. Prior to May 1, 1994, First Albany Asset Management Corporation served as the investment adviser to the Investors Preference New York Tax-Free Fund, the predecessor to the Predecessor Fund. For the fiscal years ended October 31, 1995 and the fiscal period ended October 31, 1994 the Fund paid investment advisory fees of $_______, and $________, in investment advisory fees, respectively, and the investment adviser reimbursed expenses amounting to $_______ and $_______, respectively.

         Under the Investment Advisory Agreement Key Advisers may delegate a portion of its responsibilities to a sub- adviser. In addition, the Investment Advisory Agreement provides that Key Advisers may render services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser of the Fund and are under the common control of KeyCorp as long as all such persons are functioning as part of an organized group of persons, managed by authorized officers of Key Advisers.

         Key Advisers has entered into an investment sub-advisory agreement with its affiliate, Society Asset Management, Inc. on behalf of the Fund. The Sub-Adviser is a wholly-owned subsidiary of KeyCorp Asset Management Holdings, Inc. With respect to the day to day management of the Fund, under the sub-advisory agreement, the Sub-Adviser makes decisions concerning, and places all orders for, purchases and sales of securities and helps maintain the records relating to such purchases and sales. The Sub-Adviser may, in its discretion, provide such services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser to the Company under applicable laws and are under the common control of KeyCorp; provided that (i) all persons, when providing services under the sub-advisory agreement, are functioning as part of an organized group of persons, and (ii) such organized group of persons is managed at all times by authorized officers of the Sub-Adviser. This arrangement will not result in the payment of additional fees by the Fund.

Glass-Steagall Act

         In 1971 the United States Supreme Court held in Investment Company Institute v. Camp that the federal statute commonly referred to as the Glass-Steagall Act prohibits a national bank from operating a fund for the collective investment of managing agency accounts. Subsequently, the Board of Governors of the Federal Reserve System (the "Board") issued a regulation and interpretation to the effect that the Glass-Steagall Act and such decision:
(a) forbid a bank holding company registered under the Federal Bank Holding Company Act of 1956 (the "Holding Company Act") or any non-bank affiliate thereof from sponsoring, organizing, or controlling a registered, open-end investment company continuously engaged in the issuance of its shares, but (b) do not prohibit such a holding company or affiliate from acting as investment adviser, transfer agent, and custodian to such an investment company. In 1981 the United States Supreme Court held in Board of Governors of the Federal Reserve System v. Investment Company Institute that the Board did not exceed its authority under the Holding Company Act when it adopted its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisers to registered closed-end investment companies.
In the Board of Governors case, the Supreme Court also stated that if a national bank complied with the restrictions imposed by the Board in its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisers to investment companies, a national bank performing investment advisory services for an investment company would not violate the Glass-Steagall Act.

         Key Advisers and the Sub-Adviser believe that they may perform the services for the Victory Portfolios contemplated by the Prospectus, this Statement of Additional Information, and the Investment Advisory Agreement (and Sub-Advisory Agreement) with the Victory Portfolios without violation of applicable statutes and regulations and has so represented in its Investment Advisory Agreement (and Sub-Advisory Agreement) with the Victory Portfolios. Key Trust Company of Ohio, N.A. believes that it may perform the services for the Victory Portfolios contemplated by the Prospectus, this Statement of Additional Information, and the Shareholder Servicing Agreement with the Victory Portfolios (as described below) without violation of applicable statutes and regulations and has so represented in such Shareholder Servicing
Agreement.   Future changes in either federal or state statutes and regulations relating to the permissible activities of banks or bank holding companies and the subsidiaries or affiliates of those entities, as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations, could prevent or restrict Key Trust Company of Ohio, N.A., Key Advisers or the Sub-Adviser from continuing to perform such services for the Victory Portfolios. Depending upon the nature of any changes in the services which could be provided by Key Trust Company of Ohio, N.A., Key Advisers or the Sub-Adviser, the Trustees of the Victory Portfolios would review the Victory Portfolios' relationship with Key Trust Company of Ohio, N.A., Key Advisers or the Sub-Adviser and consider taking all action necessary in the circumstances.

         Should future legislative, judicial, or administrative action prohibit or restrict the proposed activities of Key Trust Company of Ohio, N.A., Key Advisers or the Sub-Adviser and its affiliated and correspondent banks and other non-bank affiliates in connection with customer purchases of shares of the Victory Portfolios, the banks and such non-bank affiliates might be required to alter materially or discontinue the services offered by them to customers. It is not anticipated, however, that any change in the Victory Portfolios' method of operations would affect its net asset value per share or result in financial losses to any customer.

         From time to time, advertisements, supplemental sales literature and information furnished to present or prospective shareholders of the Fund may include descriptions of Key Trust Company of Ohio, N.A., Key Advisers and the Sub-Adviser including, but not limited to, (i) descriptions of the operations of Key Trust Company of Ohio, N.A., Key Advisers and the Sub-Adviser; (ii) descriptions of certain personnel and their functions; and (iii) statistics and rankings related to the operations of Key Trust Company of Ohio, N.A., Key Advisers and the Sub-Adviser.

Portfolio Transactions

         Pursuant to the Investment Advisory Agreement (and Sub-Advisory Agreement) , Key Advisers or the Sub-Adviser determines, subject to the general supervision of the Trustees of the Victory Portfolios, and in accordance with the Fund's investment objective and restrictions, which securities are to be purchased and sold by the Fund, and which brokers are to be eligible to execute its portfolio transactions. Purchases from underwriters and/or broker/dealers of portfolio securities include a commission or concession paid by the issuer to the underwriter and/or broker/dealer and purchases from dealers serving as market makers may include the spread between the bid and asked price. While Key Advisers and the Sub-Adviser generally seek competitive spreads or commissions, the Fund may not necessarily pay the lowest spread or commission available on each transaction, for reasons discussed below.

         Allocation of transactions, including their frequency, to various dealers is determined by Key Advisers or the Sub-Adviser in its best judgment and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. Subject to this consideration, dealers who provide supplemental investment research to Key Advisers or the Sub-Adviser may receive orders for transactions by the Victory Portfolios. Information so received is in addition to and not in lieu of services required to be performed by Key Advisers or the Sub-Adviser and does not reduce the advisory (sub-advisory) fees payable to Key Advisers or the Sub-Adviser by the Victory Portfolios.
Such information may be useful to Key Advisers or the Sub- Adviser in serving both the Victory Portfolios and other clients and, conversely, such supplemental research information obtained by the placement of orders on behalf of business or other clients may be useful to Key Advisers or the Sub- Adviser in carrying out its obligations to the Victory Portfolios. In the future, the Trustees may also authorize the allocation of brokerage to affiliated broker-dealers on an agency basis to effect portfolio transactions. In such event, the Trustees will adopt procedures incorporating the standards of Rule 17e-1 under the 1940 Act, which requires that the commission paid to affiliated broker-dealers must be "reasonable and fair compared to the commission, fee or other remuneration received, or to be received, by other brokers in connection with comparable transactions involving similar securities during a comparable period of time." At times, the Fund may also purchase portfolio securities directly from dealers acting as principals, underwriters or market makers. As these transactions are usually conducted on a net basis, no brokerage commissions are paid by the Fund.

         The Victory Portfolios will not execute portfolio transactions through, acquire portfolio securities issued by, make savings deposits in, or enter into repurchase or reverse repurchase agreements with Key Advisers, the Sub-Adviser, Key Trust Company of Ohio, N.A. or its affiliates, Concord Holding Corporation, Victory Broker-Dealer Services, Inc. or their affiliates, and will not give preference to Key Trust Company of Ohio, N.A.'s correspondent banks or affiliates, or Concord Holding Corporation or Victory Broker-Dealer Services, Inc. with respect to such transactions, securities, savings deposits, repurchase agreements, and reverse repurchase agreements.

         Investment decisions for the Fund are made independently from those for the other funds or any other investment company or account managed by Key Advisers (or Society). Any such other investment company or account may also invest in the same securities as a particular fund. When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and another fund, investment company or account, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which Key Advisers (or Society) believes to be equitable to the Fund and such other fund, investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained by the Fund. To the extent permitted by law, Key Advisers (or Society) may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for the other funds or for other investment companies or accounts in order to obtain best execution. As provided by the Investment Advisory (and Sub-Advisory) Agreement, in making investment recommendations for the Victory Portfolios, Key Advisers (or Society) will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by a Fund is a customer of Society, its parents or subsidiaries or affiliates and, in dealing with their commercial customers, Key Advisers (Society), its parents, subsidiaries, and affiliates will not inquire or take into consideration whether securities of such customers are held by the Victory Portfolios.

         In the fiscal years ended October 31, 1993, 1994 and 1995, the Fund paid $421,782, $550,131 and $_______, respectively, in brokerage commissions.

Administrator

         Currently, Concord Holding Corporation ("CHC") serves as general
manager and administrator (the "Administrator") to the Fund.   The
Administrator assists in supervising all operations of the Fund (other than those performed by Key Advisers or the Sub-Adviser under the Investment Advisory Agreement and Sub-Advisory Agreement.

         CHC receives a fee from the Fund for its services as Administrator and expenses assumed pursuant to the Administration Agreements, calculated daily and paid monthly, at the annual rate of fifteen one hundredths of one percent (.15%) of the Fund's average daily net assets. CHC may periodically waive all or a portion of its fee with respect to the Fund in order to increase the net income of the Fund available for distribution as dividends.

         Unless sooner terminated, the Administration Agreement will continue in effect as to the Fund for a period of two years, and for consecutive one-year terms thereafter, provided that such continuance is ratified at least annually by the Victory Portfolios' Board of Trustees or by vote of a majority of the outstanding shares of the Fund, and in either case by a majority of the Trustees who are not parties to the Administration Agreement or interested persons (as defined in the 1940 Act) of any party to the Administration Agreement, by votes cast in person at a meeting called for such purpose.

         The Administration Agreement provides that CHC shall not be liable for any error of judgment or mistake of law or any loss suffered by the Victory Portfolios in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith, or gross negligence in the performance of its duties, or from the reckless disregard by it of its obligations and duties thereunder.

         Under the Administration Agreement, CHC assists in the Fund's administration and operation, including providing statistical and research data, clerical services, internal compliance and various other administrative services, including among other responsibilities, forwarding certain purchase and redemption requests to the Transfer Agent, participation in the updating of the prospectus, coordinating the preparation, filing, printing and dissemination of reports to shareholders, coordinating the preparation of income tax returns, arranging for the maintenance of books and records and providing the office facilities necessary to carry out the duties thereunder. Under the Administration Agreement, CHC may delegate all or any part of its responsibilities thereunder.

         In the fiscal years ended October 31, 1994 and October 31, 1995, the Fund paid to CHC aggregate administration fees of $_______, and $_______, respectively, after fee reductions of $_____, and $_____, respectively.

Distributor

         Victory Broker-Dealer Services, Inc. (the "Distributor") serves as distributor for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Victory Portfolios. Unless otherwise terminated, the Distribution Agreement will remain in effect with respect to the Fund for two years, and thereafter for consecutive one-year terms, provided that it is approved at least annually (i) by the Victory Portfolios' Board of Trustees or by the vote of a majority of the outstanding shares of the Fund, and (ii) by the vote of a majority of the Trustees of the Victory Portfolios who are not parties to the Distribution Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate in the event of its assignment, as defined in the 1940 Act. For the Fund's fiscal years ended October 31, 1994 and October 31, 1995, [Concord] received $______ and $_______, respectively, in underwriting commissions, and retained $____ and $__, respectively.

Class B Shares Distribution Plan

         The Victory Portfolios has adopted a Distribution Plan for Class B shares of the Fund under Rule 12b-1 under the 1940 Act.

         The Distribution Plan adopted by the Trustees with respect to the Class B shares of the Fund provides that the Fund will pay the Distributor a distribution fee under the Plan at the annual rate of 0.75% of the average daily net assets of the Fund attributable to the Class B shares. The distribution fees may be used by the Distributor for: (a) costs of printing and distributing the Fund's prospectus, statement of additional information and reports to prospective investors in the Fund; (b) costs involved in preparing, printing and distributing sales literature pertaining to the Fund; (c) an allocation of overhead and other branch office distribution-related expenses of the Distributor; (d) payments to persons who provide support services in connection with the distribution of the Fund's shares, including but not limited to, office space and equipment, telephone facilities, answering routine inquiries regarding the Fund, processing shareholder transactions and providing any other shareholder services not otherwise provided by the Victory Portfolios' transfer agent; (e) accruals for interest on the amount of the foregoing expenses that exceed the distribution fee and the CDSC received by the Distributor; and (f) any other expense primarily intended to result in the sale of the Fund's shares, including, without limitation, payments to salespersons and dealers at the time of the sale of shares, if applicable, and continuing fees to each such salespersons and dealers, which fee shall begin to accrue immediately after the sale of such shares.

         The amount of the distribution fees payable by the Fund under the Distribution Plan is not related directly to specific expenses incurred by the Distributor, and the Distribution Plan does not obligate the Fund to reimburse the Distributor for such expenses. The Distribution Fees set forth in the Distribution Plan will be paid by the Fund to the Distributor unless and until the Plan is terminated or not renewed with respect to the Fund; any distribution or service expenses incurred by the Distributor on behalf of the Fund in excess of payments of the distribution fees specified above which the Distributor has accrued through the termination date are the sole responsibility and liability of the Distributor and not an obligation of the Fund.

         The Distribution Plan for the Class B shares specifically recognizes that either Key Advisers, the Sub-Adviser or the Distributor, directly or through an affiliate, may use its fee revenue, past profits, or other resources, without limitation, to pay promotional and administrative expenses in connection with the offer and sale of shares of the Fund. In addition, the Plan provides that Key Advisers, the Sub-Adviser and the Distributor may use their respective resources, including fee revenues, to make payments to third parties that provide assistance in selling the Fund's shares, or to third parties, including banks, that render shareholder support services.

         The Class B Distribution Plan has been approved by the Trustees including a majority of the Independent Trustees at a meeting called for that purpose and by the holders of a majority of Class B shares of the Fund. The Trustees carefully considered all pertinent factors relating to the implementation of the Plan prior to its approval, and determined that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders. To the extent that the Plan gives Key Advisers, the Sub-Adviser or the Distributor greater flexibility in connection with the distribution of shares of the Fund, additional sales of the Fund's shares may result. Additionally, certain shareholder support services may be provided more effectively under the Plan by local entities with whom shareholders have other relationships.

Business Management Agreement

         In connection with its obligations under the Investment Sub-Advisory Agreement, the Sub-Adviser has entered into a Business Management Agreement with Key Advisers, pursuant to which Key Advisers provides certain administrative and support services to the Sub-Adviser. Such services include preparing reports to the Victory Portfolio's Board of Trustees, recordkeeping services, and services rendered in connection with the preparation of regulatory filings and other reports, and regulatory and other administrative and compliance systems and support services.

         For such services to the Fund, the Sub-Adviser pays fees to Key Advisers which vary according to a sliding scale containing "breakpoints" at which decreases in the business management fees correspond to increases in the average daily net asset values of the Fund as follows:


                                  Rate of Business
Net Assets of the Fund            Management Fee*
----------------------            ---------------
Up to $10,000,000                      0.25%
Next $15,000,000                       0.15%
Next $25,000,000                       0.10%
Above $50,000,000                      0.05%

____________________

*        As a percentage of average daily net assets.

Shareholder Servicing Plan

         The Victory Portfolios, on behalf of the Class A and Class B shares of the Fund, has adopted a Shareholder Servicing Plan to provide payments to shareholder servicing agents (each a "Shareholder Servicing Agent") that provide administrative support services to customers who may from time to time beneficially own shares, which services include: (i) aggregating and processing purchase and redemption requests for shares from customers and promptly transmitting net purchase and redemption orders to our distributor or transfer agent; (ii) providing customers with a service that invests the assets of their accounts in shares pursuant to specific or pre-authorized instructions;
(iii) processing dividend and distribution payments from the Victory Portfolios on behalf of customers; (iv) providing information periodically to customers showing their positions in shares; (v) arranging for bank wires; (vi) responding to customer inquiries concerning their investment in shares; (vii) providing subaccounting with respect to shares beneficially owned by customers or providing the information to the Victory Portfolios necessary for subaccounting; (viii) if required by law, forwarding shareholder communications from us (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to customers; (ix) forwarding to customers proxy statements and proxies containing any proposals regarding this Plan; and (x) providing such other similar services as we may reasonably request to the extent you are permitted to do so under applicable statutes, rules or regulations. For expenses incurred and services provided pursuant to the Shareholder Servicing Agreement, the Fund pays each Shareholder Servicing Agent a fee computed daily and paid monthly, in amounts aggregating not more than twenty-five one-hundredths of one percent (.25%) of the average daily net assets of the Fund per year. A Shareholder Servicing Agent may periodically waive all or a portion of its respective shareholder servicing fees with respect to the Fund to increase the net income of the Fund available for distribution as dividends.

Expenses

         The Fund bears the following expenses relating to its respective operations: taxes, interest, brokerage fees and commissions, fees of the Trustees of the Victory Portfolios, Commission fees, state securities qualification fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to current shareholders, outside auditing and legal expenses, advisory and administration fees, fees and out-of-pocket expenses of the custodian and transfer agent, certain insurance premiums, costs of maintenance of the Fund's existence, costs of shareholders' reports and meetings, and any extraordinary expenses incurred in the Fund's operation.

         If total expenses borne by the Fund in any fiscal year exceeds expense limitations imposed by applicable state securities regulations, Key Advisers, the Sub-Adviser or the Administrator as applicable, and the Administrator will waive their fees to the extent such excess expenses exceed such expense limitation in proportion to their respective fees. As of the date of this Statement of Additional Information, the most restrictive expense limitation applicable to the Fund limits its aggregate annual expenses, including management and advisory fees but excluding interest, taxes, brokerage commissions, and certain other expenses, to 2.5% of the first $30 million of its average net assets, 2.0% of the next $70 million of its average net assets, and 1.5% of its remaining average net assets. Any expenses to be borne by Key Advisers, the Sub-Adviser or the Administrator will be estimated daily and reconciled and paid on a monthly basis. Fees imposed upon customer accounts by Key Advisers, the Sub-Adviser, Key Trust Company of Ohio, N.A. or its correspondents, affiliated banks and other non-bank affiliates for cash management services are not fund expenses for purposes of any such expense limitation.

Fund Accountant

         BISYS Fund Services Ohio, Inc. serves as fund accountant for the Fund pursuant to a fund accounting agreement with the Victory Portfolios dated May 31, 1995 (the "Fund Accounting Agreement"). As fund accountant for the Victory Portfolios, BISYS Fund Services Ohio, Inc. calculates the Fund's net asset value, the dividend and capital gain distributions, if any, and the yield. BISYS Fund Services Ohio, Inc. also provides a current security position report, a summary report of transactions and pending maturities, a current cash position report, and maintains the general ledger accounting records for the Fund. Under the Fund Accounting Agreement with the Victory Portfolios, BISYS Fund Services Ohio, Inc. is entitled to receive annual fees of .03% of the first $100 million of the Fund's daily average net assets, .02% of the next $100 million of the Fund's daily average net assets, and .01% of the Fund's remaining daily average net assets. These annual fees are subject to a minimum monthly assets charge of $2,917 per tax-free Fund and do not include out-of-pocket expenses or multiple class charges of $833 per month assessed for each class of shares after the first class. In the fiscal years ended October 31, 1993, and October 31, 1994, the Victory Portfolios paid The Winsbury Service Corporation fund accounting fees (after fee waivers) of $144,288 and $152,663, respectively, for the Fund. In fiscal year ended October 31, 1995, the Victory Portfolios paid ________ fund accounting fees (after fee waivers) of $_______ for the Fund.

Custodian

         Cash and securities owned by the Fund are held by Key Trust Company of Ohio, N.A. as custodian. Key Trust Company of Ohio, N.A. serves as custodian to the Fund pursuant to a Custodian Agreement dated May 24, 1995. Under this Agreement, Key Trust Company of Ohio, N.A. (i) maintains a separate account or accounts in the name of the Fund; (ii) makes receipts and disbursements of money on behalf of the Fund; (iii) collects and receives all income and other payments and distributions on account of portfolio securities; (iv) responds to correspondence from security brokers and others relating to its duties; and (v) makes periodic reports to the Victory Portfolios' Trustees concerning the Victory Portfolios' operations. Key Trust Company of Ohio, N.A. may, with the approval of the Victory Portfolios and the custodian's own expense, open and maintain a sub-custody account or accounts on behalf of the Fund, provided that Key Trust Company of Ohio, N.A. shall remain liable for the performance of all of its duties under the Custodian Agreement.

Transfer Agent

         Primary Funds Service Corporation serves as transfer agent and dividend disbursing agent for the Fund, pursuant to a Transfer Agency and Shareholder Servicing Agreement. Under its agreement with the Victory Portfolios, Primary Funds Service Corporation has agreed (i) to issue and redeem shares of the Victory Portfolios; (ii) to address and mail all communications by the Victory Portfolios to its shareholders, including reports to shareholders, dividend and distribution notices, and proxy material for its meetings of shareholders; (iii) to respond to correspondence or inquiries by shareholders and others relating to its duties; (iv) to maintain shareholder accounts and certain sub-accounts; and (v) to make periodic reports to the Victory Portfolios' Trustees concerning the Victory Portfolios' operations.
For the services provided under the Transfer Agency and Shareholder Servicing Agreement, Primary Funds Service Corporation receives a maximum monthly fee of $1,250 from the Fund, and a maximum of $3.50 per account of the Fund.

Auditors

         The financial highlights appearing in the Prospectus for the Fund, other than unaudited information marked as such, has been derived from financial statements of the Victory Portfolios appearing in or incorporated by reference in this Statement of Additional Information which have been audited by Coopers & Lybrand L.L.P., independent accountants, as set forth in their report appearing elsewhere herein, and are included in reliance upon such report and on the authority of such firm as experts in auditing and accounting. Coopers & Lybrand L.L.P.'s address is 100 East Broad Street, Columbus, Ohio 43215.

Legal Counsel

         Kramer, Levin, Naftalis, Nessen, Kamin & Frankel, 919 Third Avenue, New York, New York 10022 is counsel to the Victory Portfolios.


                             ADDITIONAL INFORMATION

Description of Shares

          The Victory Portfolios (sometimes referred to as the "Trust") is a Delaware business trust. Its Delaware Trust Instrument was adopted on December 6, 1995 and a certificate of Trust for the Trust was filed in Delaware on December __, 1995. On February 29, 1996, the Victory Portfolios converted from a Massachusetts business trust to a Delaware business trust.

         The previously effective Massachusetts Declaration of Trust, pursuant to which the Victory Portfolios was originally called the North Third Street Fund, was filed with the Secretary of State of the Commonwealth of Massachusetts on February 6, 1986. On September 22, 1986, an Amended and Restated Declaration of Trust was filed to change the name of the Trust to The Emblem Fund and to make certain other changes. A second amendment was filed October 23, 1986 providing for voting of shares in the aggregate except where voting of shares by series is otherwise required by law. An amendment to the Amended and Restated Declaration of Trust was filed on March 15, 1993 to change the name of the Trust to The Society Funds. An Amended and Restated Declaration of Trust was then filed on September 2, 1994 to change the name of the Trust to The Victory Portfolios.

         The currently effective Delaware Trust Instrument authorizes the Trustees to issue an unlimited number of shares, which are units of beneficial interest, without par value. The Victory Portfolios presently has twenty-eight series of shares, which represent interests in the U.S. Government Obligations Fund, the Prime Obligations Fund, the Tax-Free Money Market Fund, the Balanced Fund, the Stock Index Fund, the Value Fund, the Diversified Stock Fund, the Growth Fund, the Special Value Fund, the Special Growth Fund, the Ohio Regional Stock Fund, the International Growth Fund, the Limited Term Income Fund, the Government Mortgage Fund, the Ohio Municipal Bond Fund, the Intermediate Income Fund, the Investment Quality Bond Fund, the Florida Tax-Free Bond Fund, the Municipal Bond Fund, the Convertible Securities Fund, the Short-Term U.S. Government Income Fund, the Government Bond Fund, the Fund for Income, the National Municipal Bond Fund, the New York Tax-Free Fund, the Institutional Money Market Fund, the Financial Reserves Fund and the Ohio Municipal Money Market Fund, respectively. The Victory Portfolios' Delaware Trust Instrument authorizes the Trustees to divide or redivide any unissued shares of the Victory Portfolios into one or more additional series by setting or changing in any one or more respects their respective preferences, conversion or other rights, voting power, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption.

         Shares have no subscription or preemptive rights and only such conversion or exchange rights as the Trustees may grant in their discretion. When issued for payment as described in the Prospectus and this Statement of Additional Information, the Victory Portfolios' shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of the Victory Portfolios, shares of the Fund are entitled to receive the assets available for distribution belonging to the Fund, and a proportionate distribution, based upon the relative asset values of the respective funds of the Victory Portfolios, of any general assets not belonging to any particular fund which are available for distribution.

         As described in the Prospectus under the caption "ADDITIONAL INFORMATION -- Voting Rights," shares of the Victory Portfolios are entitled to one vote per share (with proportional voting for fractional shares) on such matters as shareholders are entitled to vote. On any matter submitted to a vote of the shareholders, all shares are voted separately by individual series (funds), and whenever the Trustees determine that the matter affects only certain series, may be submitted for a vote by only such series, except (i) when required by the 1940 Act, shares are voted in the aggregate and not by individual series; and (ii) when the Trustees have determined that the matter affects the interests of more than one series and that voting by shareholders of all series would be consistent with the 1940 Act, then the shareholders of all such series shall be entitled to vote thereon (either by individual series or by shares voted in the aggregate, as the Trustees in their discretion may determine). The Trustees may also determine that a matter affects only the interests of one or more classes of a series, in which case (or if required under the 1940 Act) such matter shall be voted on by such class or classes. There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees have been elected by the shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. In addition, Trustees may be removed from office by a vote of the holders of at least two-thirds of the outstanding shares of the Victory Portfolios. A meeting shall be held for such purpose upon the written request of the holders of not less than 10% of the outstanding shares. Upon written request by ten or more shareholders meeting the qualifications of Section 16(c) of the 1940 Act, (i.e., person who have been shareholders for at least six months, and who hold shares having an NAV of at least $25,000 or constituting 1% of the outstanding shares) stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Victory Portfolios will provide a list of shareholders or disseminate appropriate materials (at the expense of the requesting shareholders). Except as set forth above, the Trustees shall continue to hold office and may appoint their successors.

         Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Victory Portfolios shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each fund of the Victory Portfolios affected by the matter. For purposes of determining whether the approval of a majority of the outstanding shares of a fund will be required in connection with a matter, a fund will be deemed to be affected by a matter unless it is clear that the interests of each fund in the matter are identical, or that the matter does not affect any interest of the fund. Under Rule 18f-2, the approval of an investment advisory agreement or any change in investment policy would be effectively acted upon with respect to a fund only if approved by a majority of the outstanding shares of such fund. However, Rule 18f-2 also provides that the ratification of independent public accountants, the approval of principal underwriting contracts, and the election of Trustees may be effectively acted upon by shareholders of all of the Victory Portfolios voting without regard to series.

Shareholder and Trustee Liability

         The Delaware Business Trust Act provides that a shareholder of a Delaware business trust shall be entitled to the same limitation of personal liability extended to shareholders of Delaware corporations. The Delaware Trust Instrument also provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his or her being or having been a shareholder. The Delaware Trust Instrument also provides that the Victory Portfolios shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Victory Portfolios, and shall satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered to be extremely remote.

         The Delaware Trust Instrument states further that no Trustee, officer, or agent of the Victory Portfolios shall be personally liable in connection with the administration or preservation of the assets of the Funds or the conduct of the Victory Portfolios' business; nor shall any Trustee, officer, or agent be personally liable to any person for any action or failure to act except for his own bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties. The Declaration of Trust also provides that all persons having any claim against the Trustees or the Victory Portfolios shall look solely to the assets of the Victory Portfolios for payment.

Miscellaneous

         As used in the Prospectus and in this Statement of Additional Information, "assets belonging to a fund" (or "assets belonging to the Fund") means the consideration received by the Victory Portfolios upon the issuance or sale of shares in that fund, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale, exchange, or liquidation of such investments, and any funds or payments derived from any reinvestment of such proceeds and any general assets of the Victory Portfolios, which general liabilities and expenses are not readily identified as belonging to a particular fund (or the Fund) that are allocated to that fund (or the Fund) by the Victory Portfolios' Trustees. The Trustees may allocate such general assets in any manner they deem fair and equitable.
It is anticipated that the formula that will be used by the Trustees in making allocations of general assets to a particular fund of the Victory Portfolios will be the relative net asset value of the respective fund at the time of allocation. Assets belonging to a particular fund are charged with the direct liabilities and expenses of that fund, and with a share of the general liabilities and expenses of each of the funds not readily identified as belonging to a particular fund that are allocated to each fund in accordance with its proportionate share of the net asset values of the Victory Portfolios at the time of allocation. The timing of allocations of general assets and general liabilities and expenses of the Victory Portfolios to a particular fund will be determined by the Trustees of the Victory Portfolios and will be in accordance with generally accepted accounting principles. Determinations by the Trustees of the Victory Portfolios as to the timing of the allocation of general liabilities and expenses and as to the timing and allocable portion of any general assets with respect to a particular fund are conclusive.

         As used in the Prospectus and in this Statement of Additional Information, a "vote of a majority of the outstanding shares" or a "vote of majority of the outstanding voting securities" of the Victory Portfolios or a particular fund means the affirmative vote of the lesser of (a) 67% or more of the shares of the Victory Portfolios or such fund present at a meeting at which the holders of more than 50% of the outstanding shares of the Victory Portfolios or such fund are represented in person or by proxy, or (b) more than 50% of the outstanding shares of the Victory Portfolios or such fund.

         Organizational expenses are allocated to each of the Victory Portfolios and are amortized over a period of two years from the commencement of the public offering of shares of the Victory Portfolios.

         The Victory Portfolios is registered with the Commission as an open-end management investment company. Such registration does not involve supervision by the Commission of the management or policies of the Victory Portfolios.

         The Prospectus and this Statement of Additional Information omit certain of the information contained in the Registration Statement filed with the Commission. Copies of such information may be obtained from the Commission upon payment of the prescribed fee.

         The Prospectus and this Statement of Additional Information are not an offering of the securities herein described in any state in which such offering may not lawfully be made. No salesman, dealer, or other person is authorized to give any information or make any representation other than those contained in the Prospectus and this Statement of Additional Information.

         The 1995 Annual Report to shareholders of The Victory Portfolios is incorporated by reference herein. This report includes the financial statements for the fiscal year ended October 31, 1995. The opinion in the Annual Report of Coopers & Lybrand L.L.P., independent accountants, is incorporated by reference herein in its entirety to such Annual Report, and such financial statements are incorporated in their entirety in reliance upon such report of Coopers & Lybrand L.L.P. and on the authority of such firm as experts in auditing and accounting.

         Delaware law authorizes electronic or telephonic communications between shareholders and the Victory Portfolios. Under Delaware law, the Successor Company has the flexibility to respond to future business contingencies. For example, the Trustees will have the power to incorporate the Victory Portfolios, to merge or consolidate it with another entity, to cause each fund to become a separate trust, and to change the Victory Portfolios' domicile without a shareholder vote. This flexibility could help reduce the expense and frequency of future shareholder meetings for non-investment related issues.


INDEPENDENT AUDITOR'S REPORT

FINANCIAL STATEMENTS

                                    APPENDIX

         The nationally recognized statistical rating organizations (individually, an "NRSRO") that may be utilized by Key Advisers or the Sub-Adviser with regard to portfolio investments for the Funds include Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P"), Duff & Phelps, Inc. ("Duff"), Fitch Investors Service, Inc. ("Fitch"), IBCA Limited and its affiliate, IBCA Inc. (collectively, "IBCA"), and Thomson BankWatch, Inc. ("Thomson"). Set forth below is a description of the relevant ratings of each such NRSRO. The NRSROs that may be utilized by Key Advisers or the Sub-Adviser and the description of each NRSRO's ratings is as of the date of this Statement of Additional Information, and may subsequently change.

    Long-Term Debt Ratings (may be assigned, for example, to corporate and municipal bonds)

         Description of the five highest long-term debt ratings by Moody's (Moody's applies numerical modifiers (e.g., 1, 2, and 3) in each rating category to indicate the security's ranking within the category):

         Aaa. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

         A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

         Baa. Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba.  Bonds which are rated Ba are judged to have speculative elements
- their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times in the future. Uncertainty of position characterizes bonds in this class.

         Description of the five highest long-term debt ratings by S&P (S&P may apply a plus (+) or minus (-) to a particular rating classification to show relative standing within that classification):

         AAA. Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

         AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

         A. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         BBB. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

         BB. Debt rated BB is regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

         Description of the three highest long-term debt ratings by Duff:

         AAA. Highest credit quality. The risk factors are negligible being only slightly more than for risk-free U.S. Treasury debt.

         AA+.    High credit quality Protection factors are strong.

         AA.     Risk is modest but may vary slightly from time to time.

         AA-.    because of economic conditions.

         A+.     Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

         Description of the three highest long-term debt ratings by Fitch (plus or minus signs are used with a rating symbol to indicate the relative position of the credit within the rating category):

         AAA. Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

         AA. Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issues is generally rated "[-]+."

         A. Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

         IBCA's description of its three highest long-term debt ratings:

         AAA. Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly.

         AA. Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic, or financial conditions may increase investment risk albeit not very significantly.

         A. Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

         Short-Term Debt Ratings (may be assigned, for example, to commercial paper, master demand notes, bank instruments, and letters of credit)

         Moody's description of its three highest short-term debt ratings:

         Prime-1. Issuers rated Prime-1 (or supporting institutions) have a superior capacity for repayment of senior short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by many of the following characteristics:

         -       Leading market positions in well-established industries.

         -       High rates of return on funds employed.

         - Conservative capitalization structures with moderate reliance on debt and ample asset protection.

         - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

         - Well-established access to a range of financial markets and assured sources of alternate liquidity.

         Prime-2. Issuers rated Prime-2 (or supporting institutions) have a strong capacity for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         Prime-3. Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

         S&P's description of its three highest short-term debt ratings:

         A-1. This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to have extremely strong safety characteristics are denoted with a plus sign (+).

         A-2. Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

         A-3. Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

         Duff's description of its five highest short-term debt ratings (Duff incorporates gradations of "1+" (one plus) and "1-" (one minus) to assist investors in recognizing quality differences within the highest rating category):

         Duff 1+. Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

         Duff 1. Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

         Duff 1-. High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

         Duff 2. Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

         Duff 3. Satisfactory liquidity and other protection factors qualify issue as to investment grade.

         Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

         Fitch's description of its four highest short-term debt ratings:

         F-1+. Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

         F-1. Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

         F-2. Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ or F-1 ratings.

         F-3. Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

         IBCA's description of its three highest short-term debt ratings:

         A+. Obligations supported by the highest capacity for timely repayment.

         A1. Obligations supported by a very strong capacity for timely repayment.

         A2. Obligations supported by a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

Short-Term Loan/Municipal Note Ratings

         Moody's description of its two highest short-term loan/municipal note ratings:

         MIG-1/VMIG-1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

         MIG-2/VMIG-2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

         S&P's description of its two highest municipal note ratings:

         SP-1. Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

         SP-2.  Satisfactory capacity to pay principal and interest.

Short-Term Debt Ratings

         Thomson BankWatch, Inc. ("TBW") ratings are based upon a qualitative and quantitative analysis of all segments of the organization including, where applicable, holding company and operating subsidiaries.

         TBW Ratings do not constitute a recommendation to buy or sell securities of any of these companies. Further, BankWatch does not suggest specific investment criteria for individual clients.

         The TBW Short-Term Ratings apply to commercial paper, other senior short-term obligations and deposit obligations of the entities to which the rating has been assigned.

         The TBW Short-Term Ratings apply only to unsecured instruments that have a maturity of one year or less.

         The TBW Short-Term Ratings specifically assess the likelihood of an untimely payment of principal or interest.

         TBW-1. The highest category; indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

         TBW-2. The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".

         TBW-3. The lowest investment grade category; indicates that while more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

         TBW-4. The lowest rating category; this rating is regarded as non-investment grade and therefore speculative.

Definitions of Certain Money Market Instruments

Commercial Paper

         Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper normally have maturities of less than nine months and fixed rates of return.

Certificates of Deposit

         Certificates of Deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return.

Bankers' Acceptances

         Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity.

U.S. Treasury Obligations

         U.S. Treasury Obligations are obligations issued or guaranteed as to payment of principal and interest by the full faith and credit of the U.S. Government. These obligations may include Treasury bills, notes and bonds, and issues of agencies and instrumentalities of the U.S. Government, provided such obligations are guaranteed as to payment of principal and interest by the full faith and credit of the U.S. Government.

U.S. Government Agency and Instrumentality Obligations

         Obligations issued by agencies and instrumentalities of the U.S. Government include such agencies and instrumentalities as the Government National Mortgage Association, the Export-Import Bank of the United States, the Tennessee Valley Authority, the Farmers Home Administration, the Federal Home Loan Banks, the Federal Intermediate Credit Banks, the Federal Farm Credit Banks, the Federal Land Banks, the Federal Housing Administration, the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, and the Student Loan Marketing Association. Some of these obligations, such as those of the Government National Mortgage Association are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law. A Fund will invest in the obligations of such instrumentalities only when the investment adviser believes that the credit risk with respect to the instrumentality is minimal.

                      STATEMENT OF ADDITIONAL INFORMATION


                             THE VICTORY PORTFOLIOS


                          THE OHIO MUNICIPAL BOND FUND


                                 March 1, 1996



         This Statement of Additional Information is not a Prospectus, but should be read in conjunction with the Prospectus of The Victory Portfolios - The Victory Ohio Municipal Bond Fund, dated the same date as the date hereof (the "Prospectus"). This Statement of Additional Information is incorporated by reference in its entirety into the Prospectus. Copies of the Prospectus may be obtained by writing The Victory Portfolios at Primary Funds Service Corporation, P.O. Box 9741, Providence, RI 02940-9741, or by telephoning toll free 800-539-FUND or 800-539-3863.



Investment Policies and Limitations                1       INVESTMENT ADVISER
Valuation of Portfolio Securities                 15       KeyCorp Mutual Fund Advisers, Inc.
Additional Purchase and Redemption Information    16
Management of the Victory Portfolios              19       INVESTMENT SUB-ADVISER
Advisory and Other Contracts                      26       Society Asset Management, Inc.
Additional Information                            33
Independent Auditor's Report                      38       ADMINISTRATOR
Financial Statements                              38       Concord Holding Corporation
Appendix                                          39
                                                           DISTRIBUTOR
                                                           Victory Broker-Dealer Services, Inc.

                                                           TRANSFER AGENT
                                                           Primary Funds Service Corporation

                                                           CUSTODIAN
                                                           Key Trust Company of Ohio, N.A.

                      STATEMENT OF ADDITIONAL INFORMATION



         The Victory Portfolios (the "Victory Portfolios") is an open-end management investment company. The Victory Portfolios consist of twenty-eight series of units of beneficial interest ("shares"), four of which series are currently inactive. The outstanding shares represent interests in twenty-four separate investment portfolios which are currently active. This Statement of Additional Information relates to the Victory Ohio Municipal Bond Fund (the "Fund") only. Much of the information contained in this Statement of Additional Information expands on subjects discussed in the Prospectus. Capitalized terms not defined herein are used as defined in the Prospectus. No investment in shares of the Fund should be made without first reading the Fund's Prospectus.




                      INVESTMENT POLICIES AND LIMITATIONS



Additional Information Fund Instruments



         The following policies supplement the investment objectives and policies of the Fund set forth in the Prospectus.



         Bankers' Acceptances and Certificates of Deposit. The Fund may invest in bankers' acceptances, certificates of deposit, and demand and time deposits. Bankers' acceptances are negotiable drafts or bills of exchange typically drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return.



         Bankers' acceptances will be those guaranteed by domestic and foreign banks, if at the time of purchase such banks have capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements). Certificates of deposit and demand and time deposits invested in by the Fund will be those of domestic and foreign banks and savings and loan associations, if (a) at the time of purchase such financial institutions have capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements) or (b) the principal amount of the instrument is insured in full by the Federal Deposit Insurance Corporation or the Savings Association Insurance Fund.



         The Fund may also invest in Eurodollar Certificates of Deposit ("ECDs") which are U.S. dollar-denominated certificates of deposit issued by branches of foreign and domestic banks located outside the United States, Yankee Certificates of Deposit ("Yankee CDs") which are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States, Eurodollar Time Deposits ("ETDs") which are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or a foreign bank, and Canadian Time Deposits ("CTDs") which are U.S. dollar-denominated certificates of deposit issued by Canadian offices of major Canadian Banks.



         Commercial Paper. Commercial paper consists of unsecured promissory notes issued by corporations. Except as noted below with respect to variable amount master demand notes, issues of commercial paper normally have maturities of less than nine months and fixed rates of return.



         The Fund may invest only in commercial paper which is rated at the time of purchase in the highest category by an NRSRO or which is determined to be of comparable quality by the Fund's investment adviser pursuant to guidelines established by the Board of Trustees. For a description of the rating symbols of each NRSRO see the Appendix to this Statement of Additional Information.

         U.S. Government Obligations. The Fund may invest in obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. Government are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the U.S. Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others are supported only by the credit of the agency or instrumentality. No assurance can be given that the U.S. Government will provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so by law. The Fund will invest in the obligations of such agencies and instrumentalities only when Key Advisers or the Sub-Adviser believes that the credit risk with respect thereto is minimal.



         Variable and Floating Rate Notes. The Fund may acquire variable and floating rate notes, subject to its investment objectives, policies and restrictions. A variable rate note is one whose terms provide for the readjustment of its interest rate on set dates and which, upon such readjustment, can reasonably be expected to have a market value that approximates its par value. A floating rate note is one whose terms provide for the readjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. Such notes are frequently not rated by credit rating agencies; however, unrated variable and floating rate notes purchased by the Fund will only be those determined by Key Advisers or the Sub-Adviser under guidelines established by the Trustees, to pose minimal credit risks and to be of comparable quality, at the time of purchase, to rated instruments eligible for purchase under the Fund's investment policies. In making such determinations, Key Advisers or the Sub-Adviser will consider the earning power, cash flow and other liquidity ratios of the issuers of such notes (such issuers include financial, merchandising, bank holding and other companies) and will continuously monitor their financial condition. Although there may be no active secondary market with respect to a particular variable or floating rate note purchased by the Fund, the Fund may resell the note at any time to a third party. The absence of an active secondary market, however, could make it difficult for the Fund to dispose of a variable or floating rate note in the event the issuer of the note defaulted on its payment obligations and the Fund could, for this or other reasons, suffer a loss to the extent of the default. Variable or floating rate notes may be secured by bank letters of credit.



         Variable or floating rate notes may have maturities of more than one year, as follows:



         1. A note that is issued or guaranteed by the United States government or any agency thereof and which has a variable rate of interest readjusted no less frequently than annually will be deemed by the Fund to have a maturity equal to the period remaining until the next readjustment of the interest rate.



         2. A variable rate note, the principal amount of which is scheduled on the face of the instrument to be paid in one year or less, will be deemed by the Fund to have a maturity equal to the period remaining until the next readjustment of the interest rate.



         3. A variable rate note that is subject to a demand feature scheduled to be paid in one year or more will be deemed by the Fund to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.



         4. A floating rate note that is subject to a demand feature will be deemed by the Fund to have a maturity equal to the period remaining until the principal amount can be recovered through demand.



         As used above, a note is "subject to a demand feature" where the Fund is entitled to receive the principal amount of the note either at any time on no more than 30 days' notice or at specified intervals not exceeding one year and upon no more than 30 days' notice.

         Other Investment Companies. The Fund may invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the securities of any one investment company or invest more than 10% of its total assets in the securities of other investment companies. Pursuant to an exemptive order received by the Victory Portfolios from the Securities and Exchange Commission, the Fund may invest in the money market funds of the Victory Portfolios. Key Advisers will waive its fee with respect to assets of the Fund invested in any of the money market funds of the Victory Portfolios, and, to the extent required by the laws of any state in which the Fund's shares are sold, Key Advisers will waive its investment advisory fee as to all assets invested in other investment companies. Because such other investment companies employ an investment adviser, such investment by the Fund will cause shareholders to bear duplicative fees, such as management fees.



         Temporary Investments. The Fund may also invest temporarily in high quality investments or cash during times of unusual market conditions for defensive purposes and in order to accommodate shareholder redemption requests although currently it does not intend to do so. Any portion of the Fund's assets maintained in cash will reduce the amount of assets in securities and thereby reduce the Fund's yield or total return.



         Municipal Securities Purchased by the Fund. As stated in the prospectus of the Fund, the assets of the Fund will be primarily invested in bonds and notes issued by or on behalf of the State of Ohio and its respective authorities, agencies, instrumentalities, and political subdivisions, the interest on which is both exempt from federal income tax and not treated as a preference item for individuals for purposes of the federal alternative minimum tax ("Municipal Securities"). Under normal market conditions, at least 80% of the total assets of the Fund will be invested in Municipal Securities.



         Municipal Securities include debt obligations issued by governmental entities to obtain funds for various public purposes, such as the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to other public institutions and facilities. Private activity bonds that are issued by or on behalf of public authorities to finance various privately operated facilities are included within the term Municipal Securities if the interest paid thereon is both exempt from federal income tax and not treated as a preference item for individuals for purposes of the federal alternative minimum tax.



         Among other types of Municipal Securities, the Fund may purchase short-term General Obligation Notes, Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes, Tax-Exempt Commercial Paper, Construction Loan Notes and other forms of short-term tax-exempt loans. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues.



         Project Notes are issued by a state or local housing agency and are sold by the Department of Housing and Urban Development. While the issuing agency has the primary obligation with respect to its Project Notes, they are also secured by the full faith and credit of the United States through agreements with the issuing authority which provide that, if required, the U.S. government will lend the issuer an amount equal to the principal of and interest on the Project Notes.



         As described in the Prospectus, the two principal classifications of Municipal Securities consist of "general obligation" and "revenue" issues. The Fund may also acquire "moral obligation" issues, which are normally issued by special purpose authorities. There are, of course, variations in the quality of Municipal Securities, both within a particular classification and between classifications, and the yields on Municipal Securities depend upon a variety of factors, including general money market conditions, the financial condition of the issuer (or other entities whose financial resources are supporting the Municipal Security), general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating(s) of the issue. The ratings of NRSROs represent their opinions as to the quality of Municipal Securities. In this regard, it should be emphasized that the ratings of any NRSRO are general and are not absolute standards of quality, and Municipal Securities with the same maturity, interest rate and rating may have different yields, while Municipal Securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to purchases by the Fund, an issue of Municipal Securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. Key Advisers or the Sub-Adviser will consider such an event in determining whether the Fund should continue to hold the obligation.



         An issuer's obligations under its Municipal Securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the federal bankruptcy code, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon the enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its Municipal Securities may be materially adversely affected by litigation or other conditions.



         In addition, in accordance with its investment objective, the Fund may invest in private activity bonds, which may constitute Municipal Securities depending on the tax treatment of such bonds. The source of payment and security for such bonds is the financial resources of the private entity involved; the full faith and credit and the taxing power of the issuer in normal circumstances will not be pledged. The payment obligations of the private entity also will be subject to bankruptcy as well as other exceptions similar to those described above.



         Key Advisers believes that it is likely that sufficient Municipal Securities will be available to satisfy the Fund's investment objective and policies. In meeting its investment policies, the Fund may invest all or any part of its total assets in Municipal Securities which are private activity bonds. Moreover, although the Fund does not presently intend to do so on a regular basis, it may invest more than 25% of its total assets in Municipal Securities which are related in such a way that an economic, business or political development or change affecting one such security would likewise affect the other Municipal Securities. Examples of such securities are obligations, the repayment of which is dependent upon similar types of projects or projects located in the same state. Such investments would be made only if deemed necessary or appropriate by Key Advisers or the Sub-Adviser.



         Refunded Municipal Bonds. Investments by the Fund in refunded municipal bonds that are secured by escrowed obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities are considered to be investments in U.S. Government obligations for purposes of the diversification requirements to which the Fund is subject under the 1940 Act. As a result, more than 5% of the Fund's total assets may be invested in such refunded bonds issued by a particular municipal issuer. The escrowed securities securing such refunded municipal bonds will consist exclusively of U.S. Government obligations, and will be held by an independent escrow agent or be subject to an irrevocable pledge of the escrow account to the debt service on the original bonds.



         Ohio Tax-Exempt Obligations. As used in the Prospectus and this Statement of Additional Information, the term "Ohio Tax-Exempt Obligations" refers to debt obligations issued by the State of Ohio and its political subdivisions, the interest on which is, in the opinion of the issuer's bond counsel, at the time of issuance, excluded from gross income for purposes of both federal income taxation and Ohio personal income tax (as used herein the terms "income tax" and "taxation" do not include any possible incidence of any alternative minimum tax). Ohio Tax-Exempt Obligations are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, roads, schools, water and sewer works, and other utilities. Other public purposes for which Ohio Tax-Exempt Obligations may be issued include refunding outstanding obligations and obtaining funds to lend to other public institutions and facilities. In addition, certain debt obligations known as "private activity bonds" may be issued by or on behalf of municipalities and public authorities to obtain funds to provide certain water, sewage and solid waste facilities, qualified residential rental projects, certain local electric, gas and other heating or cooling facilities, qualified hazardous waste facilities, high-speed inter-city rail facilities, government-owned airports, docks and wharves and mass commuting facilities, certain qualified mortgages, student loan and redevelopment bonds and bonds used for certain organizations exempt from federal income taxation. Certain debt obligations known as "industrial development bonds" under prior federal tax law may have been issued by or on behalf of public authorities to obtain funds to provide certain privately operated housing facilities, sports facilities, industrial parks, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities, sewage or solid waste disposal facilities, and certain local facilities for water supply or other heating or cooling facilities. Other private activity bonds and industrial development bonds issued to fund the construction, improvement or equipment of privately-operated industrial, distribution, research or commercial facilities may also be Ohio Tax-Exempt Obligations, but the size of such issues is limited under current and prior federal tax law. The aggregate amount of most private activity bonds and industrial development bonds is limited (except in the case of certain types of facilities) under federal tax law by an annual "volume cap." The volume cap limits the annual aggregate principal amount of such obligations issued by or on behalf of all government instrumentalities in the state. Such obligations are included within the term Ohio Tax-Exempt Obligations if the interest paid thereon is, in the opinion of bond counsel, at the time of issuance, excluded from gross income for purposes of both federal income taxation (including any alternative minimum tax) and Ohio personal income tax. The Fund may not be a desirable investment for "substantial users" of facilities financed by private activity bonds or industrial development bonds or for "related persons" of substantial users.
See "Dividends and Taxes" in the Prospectus.



         The two principal classifications of tax-exempt bonds are general obligation bonds and special obligation (or revenue) bonds. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from the issuer's general unrestricted revenues and not from any particular fund or source. The characteristics and method of enforcement of general obligation bonds vary according to the law applicable to the particular issuer. Special obligation or revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a specific revenue source. Private activity bonds and industrial development bonds generally are revenue bonds and not payable from the resources or unrestricted revenues of the issuer. The credit and quality of industrial development revenue bonds is usually directly related to the credit of the corporate user of the facilities. Payment of principal of and interest on industrial development revenue bonds is the responsibility of the corporate user (and any guarantor).



         Prices and yields on Ohio Tax-Exempt Obligations are dependent on a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions in the market for tax-exempt obligations, the size of a particular offering, the maturity of the obligation and ratings of particular issues, and are subject to change from time to time. Current information about the financial condition of an issuer of tax-exempt bonds or notes is usually not as extensive as that which is made available by corporations whose securities are publicly traded.



         The ratings of NRSROs represent their opinions and are not absolute standards of quality. Tax-exempt obligations with the same maturity, interest rate and rating may have different yields while tax-exempt obligations of the same maturity and interest rate with different ratings may have the same yield.



         Obligations of subdivision issuers of tax-exempt bonds and notes may be subject to the provisions of bankruptcy, insolvency and other laws, such as the Federal Bankruptcy Reform Act of 1978, as amended, affecting the rights and remedies of creditors. Congress or state legislatures may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of certain issuers to meet their obligations to pay interest on and principal of their tax-exempt bonds or notes may be materially impaired or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may, from time to time, have the effect of introducing uncertainties in the market for tax-exempt obligations or certain segments thereof, or may materially affect the credit risk with respect to particular bonds or notes. Adverse economic, business, legal or political developments might affect all or a substantial portion of the Fund's tax-exempt bonds and notes in the same manner.

         From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on tax-exempt bonds, and similar proposals may be introduced in the future. A recent decision of the U.S. Supreme Court has held that Congress has the constitutional authority to enact such legislation. It is not possible to determine what effect the adoption of such proposals could have on the availability of tax-exempt bonds for investment by the Fund and the value of its portfolio.



         The Internal Revenue Code of 1986, as amended (the "Code") imposes certain continuing requirements on issuers of tax-exempt bonds regarding the use, expenditure and investment of bond proceeds and the payment of rebate to the United States of America. Failure by the issuer to comply subsequent to the issuance of tax-exempt bonds with certain of these requirements could cause interest on the bonds to become includable in gross income retroactive to the date of issuance.



         The Fund may invest in Ohio Tax-Exempt Obligations either by purchasing them directly or by purchasing certificates of accrual or similar instruments evidencing direct ownership of interest payments or principal payments, or both, on Ohio Tax-Exempt Obligations, provided that, in the opinion of counsel to the initial seller of each such certificate or instrument, any discount accruing on such certificate or instrument that is purchased at a yield not greater than the coupon rate of interest on the related Ohio Tax-Exempt Obligations will be exempt from federal income tax and Ohio personal income tax to the same extent as interest on such Ohio Tax-Exempt Obligations. The Fund may also invest in Ohio Tax-Exempt Obligations by purchasing from banks participation interests in all or part of specific holdings of Ohio Tax-Exempt Obligations. Such participations may be backed in whole or in part by an irrevocable letter of credit or guarantee of the selling bank. The selling bank may receive a fee from the Fund in connection with the arrangement. The Fund will not purchase participation interests unless it receives an opinion of counsel or a ruling of the Internal Revenue Service that interest earned by it on Ohio Tax-Exempt Obligations in which it holds such a participation interest is exempt from federal income tax and Ohio personal income tax.



         Special Considerations Regarding Investments in Ohio Tax-Exempt Obligations. As described above, the Fund will invest most of its net assets in securities issued by or on behalf of (or in certificates of participation in lease-purchase obligations of) the State of Ohio, political subdivisions of the State, or agencies or instrumentalities of the State or its political subdivisions ("Ohio Obligations"). The Fund is therefore susceptible to general or particular economic, political or regulatory factors that may affect issuers of Ohio Obligations. The following information constitutes only a brief summary of some of the many complex factors that may have an effect. The information does not apply to "conduit" obligations on which the public issuer itself has no financial responsibility. This information is derived from official statements of certain Ohio issuers published in connection with their issuance of securities and from other publicly available information, and is believed to be accurate. No independent verification has been made of any of the following information.



         Generally the creditworthiness of Ohio Obligations of local issuers is unrelated to that of obligations of the State itself, and the State has no responsibility to make payments on those local obligations.



         There may be specific factors that at particular times apply in connection with investment in particular Ohio Obligations or in those obligations of particular Ohio issuers. It is possible that the investment may be in particular Ohio Obligations, or in those of particular issuers, as to which those factors apply. However, the information below is intended only as a general summary, and is not intended as a discussion of any specific factors that may affect any particular obligation or issuer.



         Ohio is the seventh most populous state. The 1990 Census count of 10,847,000 indicated a 0.5% population increase from 1980. The Census estimate for 1993 is 11,091,000.



         While diversifying more into the service and other non-manufacturing areas, the Ohio economy continues to rely in part on durable goods manufacturing largely concentrated in motor vehicles and equipment, steel, rubber products and household appliances. As a result, general economic activity, as in many other industrially-developed states, tends to be more cyclical than in some other states and in the nation as a whole. Agriculture is an important segment of the economy, with over half the State's area devoted to farming and approximately 15% of total employment in agribusiness.



         In prior years, the State's overall unemployment rate was commonly somewhat higher than the national figure. For example, the reported 1990 average monthly State rate was 5.7%, compared to the 5.5% national figure. However, for the last four years the State rates were below the national rates (5.6% versus 6.1% in 1994). The unemployment rate and its effects vary among particular geographic areas of the State.



         There can be no assurance that future national, regional or state-wide economic difficulties, and the resulting impact on State or local government finances generally, will not adversely affect the market value of Ohio Obligations held in the Fund or the ability of particular obligors to make timely payments of debt service on (or lease payments relating to) those Obligations.



         The State operates on the basis of a fiscal biennium for its appropriations and expenditures, and is precluded by law from ending its July 1 to June 30 fiscal year ("FY") or fiscal biennium in a deficit position. Most State operations are financed through the General Revenue Fund ("GRF"), for which personal income and sales-use taxes are the major sources. Growth and depletion of GRF ending fund balances show a consistent pattern related to national economic conditions, with the ending FY balance reduced during less favorable and increased during more favorable economic periods. The State has well-established procedures for, and has timely taken, necessary actions to ensure resource/expenditure balances during less favorable economic periods. Those procedures included general and selected reductions in appropriations spending.



         Key biennium-ending fund balances at June 30, 1989 were $475.1 million in the GRF and $353 million in the Budget Stabilization Fund ("BSF"), a cash and budgetary management fund. June 30, 1991 ending fund balances were $135.3 million (GRF) and $300 million (BSF).



         The next biennium, 1992-93, presented significant challenges to State finances, successfully addressed. To allow time to resolve certain budget differences, an interim appropriations act was enacted effective July 1, 1991; it included debt service and lease rental appropriations for the entire biennium, while continuing most other appropriations for a month. Pursuant to the general appropriations act for the entire biennium, passed on July 11, 1991, $200 million was transferred from the BSF to the GRF in FY 1992.



         Based on updated results and forecasts in the course of that FY, both in light of the continuing uncertain nationwide economic situation, there was projected and timely addressed an FY 1992 imbalance in GRF resources and expenditures. In response, the Governor ordered most State agencies to reduce GRF spending in the last six months of FY 1992 by a total of approximately $184 million; the $100.4 million BSF balance, and additional amounts from certain other funds, were transferred late in the FY to the GRF; and adjustments were made in the timing of certain tax payments.



         A significant GRF shortfall (approximately $520 million) was then projected for FY 1993. It was addressed by appropriate legislative and administrative actions, including the Governor's ordering $300 million in selected GRF spending reductions and subsequent executive and legislative action (a combination of tax revisions and additional spending reductions). The June 30, 1993 ending GRF fund balance was approximately $111 million, of which, as a first step to BSF replenishment, $21 million was deposited in the BSF.



         None of the spending reductions were applied to appropriations needed for debt service or lease rentals on any State obligations.



         The 1994-95 biennium presented a more affirmative financial picture. Based on June 30, 1994 balances, an additional $260 million was deposited in the BSF. The biennium ended June 30, 1995 with a GRF ending fund balance of $928 million, of which $535.2 million has been transferred into the BSF (which had a November 21, 1995 balance of over $828 million).



         The GRF appropriations act for the 1995-96 biennium was passed on June 28, 1995 and promptly signed (after selective vetoes) by the Governor. All necessary GRF appropriations for State debt service and lease rental payments then projected for the biennium were included in that act. In accordance with the appropriations act, the significant June 30, 1995 GRF fund balance, after leaving in the GRF an unreserved and undesignated balance of $70 million, has been transferred to the BSF and other funds including school assistance funds and, in anticipation of possible federal program changes, a human services stabilization fund.



         The State's incurrence or assumption of debt without a vote of the people is, with limited exceptions, prohibited by current State constitutional provisions. The State may incur debt, limited in amount to $750,000, to cover casual deficits or failures in revenues or to meet expenses not otherwise provided for. The Constitution expressly precludes the State from assuming the debts of any local government or corporation. (An exception is made in both cases for any debt incurred to repel invasion, suppress insurrection or defend the State in war.)



         By 14 constitutional amendments, the last adopted in 1995, Ohio voters have authorized the incurrence of State debt and the pledge of taxes or excises to its payment. At December 2, 1995, $778 million (excluding certain highway bonds payable primarily from highway use charges) of this debt was outstanding. The only such State debt at that date still authorized to be incurred were portions of the highway bonds, and the following: (a) up to $100 million of obligations for coal research and development may be outstanding at any one time ($45.3 million outstanding(b) $360 million of obligations previously authorized far local infrastructure improvements, no more than $120 million of which may be issued in any calendar year ($685.4 million outstanding); and (c) up to $200 million in general obligation bonds for parks, recreation and natural resources purposes which may be outstanding at any one time ($47.2 million outstanding, with no more than $50 million to be issued in any one year).



         The electors approved in November 1995 a constitutional amendment that extends the local infrastructure bond program (authorizing an additional $1.2 billion of State full faith and credit obligations to be issued over 10 years for the purpose), and authorizes additional highway bonds (expected to be payable primarily from highway use receipts). The latter supersedes the prior $500 million highway obligation authorization, and authorizes not more that $1.2 billion to be outstanding at any time and not more than $220 million to be issued in a fiscal year.



         Common resolutions are pending in both houses of the General Assembly that would submit a constitutional amendment relating to certain other aspects of State debt. The proposal would authorize, among other things, the issuance of State general obligation debt for a variety of purposes, with debt service on all State general obligation debt and GRF-supported obligations not to exceed 5% of the preceding fiscal year's GRF expenditures.



         The Constitution also authorizes the issuance of State obligations for certain purposes, the owners of which do not have the right to have excises or taxes levied to pay debt service. Those special obligations include obligations issued by the Ohio Public Facilities Commission and the Ohio Building Authority and certain obligations issued by the State Treasurer, $4.5 billion of which was outstanding or awaiting delivery at December 2, 1995.



         A 1990 constitutional amendment authorizes greater State and political subdivision participation (including financing) in the provision of housing. The General Assembly may for that purpose authorize the issuance of State obligations secured by a pledge of all or such portion as it authorizes of State revenues or receipts (but not by a pledge of the State's full faith and credit).



         A 1994 constitutional amendment pledges the full faith and credit and taxing power of the State to meeting certain guarantees under the State's tuition credit program which provides for purchase of tuition credits, for the benefit of State residents, guaranteed to cover a specified amount when applied to the cost of higher education tuition. (A 1965 constitutional provision that authorized student loan guarantees payable from available State moneys has never been implemented, apart from a "guarantee fund" approach funded essentially from program revenues.)



         The House has adopted a resolution that would submit to the electors a constitutional amendment prohibiting the General Assembly from imposing a new tax or increasing an existing tax unless approved by a three-fifths vote of each house or by a majority vote of the electors. It cannot be predicted whether required Senate concurrence to submission will be received.



         State and local agencies issue obligations that are payable from revenues from or relating to certain facilities (but not from taxes). By judicial interpretation, these obligations are not "debt" within constitutional provisions. In general, payment obligations under lease-purchase agreements of Ohio public agencies (in which certificates of participation may be issued) are limited in duration to the agency's fiscal period, and are renewable only upon appropriations being made available for the subsequent fiscal period.



         Local school districts in Ohio receive a major portion (state-wide aggregate in the range of 44% in recent years) of their operating moneys from State subsidies, but are dependent on local property taxes, and in 120 districts from voter-authorized income taxes, for significant portions of their budgets. Litigation, similar to that in other states, is pending questioning the constitutionality of Ohio's system of school funding. The trial court concluded that aspects of the system (including basic operating assistance) are unconstitutional, and ordered the State to provide for and fund a system complying with the Ohio Constitution. The State appealed and a court of appeals reversed the trial court's findings for plaintiff districts. The plaintiff coalition has filed an appeal of the court of appeals decision to the Ohio Supreme Court. A small number of the State's 612 local school districts have in any year required special assistance to avoid year-end deficits. A current program provides for school district cash need borrowing directly from commercial lenders, with diversion of State subsidy distributions to repayment if needed. Recent borrowings under this program totalled $94.5 million for 27 districts (including $75 million for one) in FY 1993, $41.1 million for 28 districts in FY 1994, and $71.1 million for 29 districts in FY 1995.



         Ohio's 943 incorporated cities and villages rely primarily on property and municipal income taxes for their operations. With other subdivisions, they also receive local government support and property tax relief moneys distributed by the State. For those few municipalities that on occasion have faced significant financial problems, there are statutory procedures for a joint State/local commission to monitor the municipality's fiscal affairs and for development of a financial plan to eliminate deficits and cure any defaults. Since inception in 1979, these procedures have been applied to 23 cites and villages; for 18 of them the fiscal situation was resolved and the procedures terminated.



         At present the State itself does not levy ad valorem taxes on real or tangible personal property. Those taxes are levied by political subdivisions and other local taxing districts. The Constitution has since 1934 limited to 1% of true value in money the amount of the aggregate levy (including a levy for unvoted general obligations) of property taxes by all overlapping subdivisions, without a vote of the electors or a municipal charter provision, and statutes limit the amount of that aggregate levy to 10 mills per $1 of assessed valuation (commonly referred to as the "ten-mill limitation"). Voted general obligations of subdivisions are payable from property taxes that are unlimited as to amount or rate.



         Repurchase Agreements. Securities held by the Fund may be subject to repurchase agreements. Under the terms of a repurchase agreement, the Fund would acquire securities from financial institutions or registered broker-dealers deemed creditworthy by Key Advisers or the Sub-Adviser pursuant to guidelines adopted by its Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed upon date and price. The seller is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). If the seller were to default on its repurchase obligation or become insolvent, the Fund holding such obligation would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price, or to the extent that the disposition of such securities by the Fund is delayed pending court action.



         Reverse Repurchase Agreements. The Fund may borrow funds for temporary purposes by entering into reverse repurchase agreements in accordance with the investment restrictions described below. Pursuant to such agreements, the Fund would sell portfolio securities to financial institutions such as banks and broker-dealers, and agree to repurchase them at a mutually agreed-upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account assets (such as cash or other liquid high-grade securities) consistent with the Fund's investment restrictions having a value equal to the repurchase price (including accrued interest); the collateral will be marked-to-market on a daily basis, and will be continuously monitored to ensure that such equivalent value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase the securities.



         "When-Issued" Securities. As discussed in its Prospectus, the Fund may purchase securities on a "when issued" basis (i.e., for delivery beyond the normal settlement date at a stated price and yield). When the Fund agrees to purchase securities on a "when issued" basis, the Fund's custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy the purchase commitment, and in such a case, the Fund may be required subsequently to place additional assets in the separate account in order to assure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash.



         When the Fund engages in "when-issued" transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Fund incurring a loss or missing the opportunity to obtain a price considered to be advantageous. The Fund does not intend to purchase "when issued" securities for speculative purposes, but only in furtherance of its investment objective.



         Government "Mortgage-backed" Securities. The Fund may invest in obligations of certain agencies and instrumentalities of the U.S. Government. Some such obligations, such as those issued by GNMA or the Export-Import Bank of the United States, are supported by the full faith and credit of the U.S. Treasury; others, such as those of FNMA, are supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Federal Farm Credit Banks or FHLMC, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government- sponsored agencies and instrumentalities if it is not obligated to do so by law.



         The principal governmental (i.e., backed by the full faith and credit of the U.S. Government) guarantor of mortgage-related securities is GNMA. GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and pools of FHA-insured or VA-guaranteed mortgages. Government-related (i.e., not backed by the full faith and credit of the U.S. Government) guarantors include FNMA and FHLMC. FNMA and FHLMC are government-sponsored corporations owned entirely by private stockholders. Pass- through securities issued by FNMA and FHLMC are guaranteed as to timely payment of principal and interest by FNMA and FHLMC, respectively, but are not backed by the full faith and credit of the U.S. Government.

MORTGAGE-RELATED SECURITIES -- IN GENERAL



         Mortgage-related securities are backed by mortgage obligations including, among others, conventional 30-year fixed rate mortgage obligations, graduated payment mortgage obligations, 15-year mortgage obligations, and adjustable rate mortgage obligations. All of these mortgage obligations can be used to create pass-through securities. A pass-through security is created when mortgage obligations are pooled together and undivided interests in the pool or pools are sold. The cash flow from the mortgage obligations is passed through to the holders of the securities in the form of periodic payments of interest, principal and prepayments (net of a service fee). Prepayments occur when the holder of an individual mortgage obligation prepays the remaining principal before the mortgage obligation's scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. Because the prepayment characteristics of the underlying mortgage obligations vary, it is not possible to predict accurately the realized yield or average life of a particular issue of pass-through certificates. Prepayment rates are important because of their effect on the yield and price of the securities. Accelerated prepayments have an adverse impact on yields for pass-throughs purchased at a premium (i.e., a price in excess of principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-throughs purchased at a discount. The Fund may purchase mortgage-related securities at a premium or at a discount. Among the U.S. Government securities in which the Fund may invest are government "mortgage- backed" (or government guaranteed mortgage related securities). Such guarantees do not extend to the value of yield of the mortgage-backed securities themselves or of the Fund's shares.



         GNMA Certificates. Certificates of the Government National Mortgage Association ("GNMA") are mortgage-backed securities which evidence an undivided interest in a pool or pools of mortgages. GNMA Certificates that the Fund may purchase are the "modified pass-through" type, which entitle the holder to receive timely payment of all interest and principal payments due on the mortgage pool, net of fees paid to the "issuer" and GNMA, regardless of whether or not the mortgagor actually makes the payment.



         The National Housing Act authorizes GNMA to guarantee the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration ("FHA") or guaranteed by the Veterans Administration ("VA"). The GNMA guarantee is backed by the full faith and credit of the U.S. Government. GNMA is also empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.



         The estimated average life of a GNMA Certificate is likely to be substantially shorter than the original maturity of the mortgages underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal investment long before the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee, except to the extent that the Fund has purchased the certificates above par in the secondary market.



         FHLMC Securities. The Federal Home Loan Mortgage Corporation ("FHLMC") was created in 1970 to promote development of a nationwide secondary market in conventional residential mortgages. The FHLMC issues two types of mortgage pass-through securities ("FHLMC Certificates"), mortgage participation certificates ("PCs") and collateralized mortgage obligations ("CMOs"). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool. The FHLMC guarantees timely monthly payment of interest on PCs and the ultimate payment of principal. Recently introduced FHLMC Gold PCs guarantee the timely payment of both principal and interest.



         CMOs are securities backed by a pool of mortgages in which the principal and interest cash flows of the pool are channeled on a prioritized basis into two or more classes, or tranches, of bonds. FHLMC CMOs are backed by pools of agency mortgage-backed securities and the timely payment of principal and interest of each tranche is guaranteed by the FHLMC. The FHLMC guarantee is not backed by the full faith and credit of the U.S. Government.



         FNMA Securities. The Federal National Mortgage Association ("FNMA") was established in 1938 to create a secondary market in mortgages insured by the FHA, but has expanded its activity to the secondary market for conventional residential mortgages. FNMA primarily issues two types of mortgage-backed securities, guaranteed mortgage pass-through certificates ("FNMA Certificates") and CMOs. FNMA Certificates resemble GNMA Certificates in that each FNMA Certificate represents a pro rata share of all interest and principal payments made and owed on the underlying pool. FNMA guarantees timely payment of interest and principal on FNMA Certificates and CMOs. The FNMA guarantee is not backed by the full faith and credit of the U.S. Government.



         Puts. The Fund may acquire "puts" with respect to Ohio Tax-Exempt Obligations held in its portfolio.



         A put is a right to sell a specified security (or securities) within a specified period of time at a specified exercise price. The Fund may sell, transfer, or assign a put only in conjunction with the sale, transfer, or assignment of the underlying security or securities. The amount payable to the Fund upon its exercise of a "put" is normally (i) the Fund's acquisition cost of the securities (excluding any accrued interest which the Fund paid on the acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the securities, plus
(ii) all interest accrued on the securities since the last interest payment date during that period.



         Puts may be acquired by the Fund to facilitate the liquidity of its portfolio assets. Puts may also be used to facilitate the reinvestment of the Fund's assets at a rate of return more favorable than that of the underlying security. Puts may, under certain circumstances, also be used to shorten the maturity of underlying variable rate or floating rate securities for purposes of calculating the remaining maturity of those securities and the dollar-weighted average portfolio maturity of the Fund's assets. See "Variable and Floating Rate Notes" and "VALUATION" in this Statement of Additional Information.



         The Fund expects that it will generally acquire puts only where the puts are available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Fund may pay for puts either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the puts (thus reducing the yield to maturity otherwise available for the same securities).



         The Fund intends to enter into puts only with dealers, banks, and broker-dealers which, in Key Advisers' or the Sub- Adviser's opinion, present minimal credit risks.



         The Fund may invest, consistent with their investment objective and policies, in zero coupon bonds, which are debt instruments that do not pay current interest and are typically sold at prices greatly discounted from par value. The return on a zero-coupon obligation, when held to maturity, equals the difference between the par value and the original purchase price. Zero-coupon obligations have greater price volatility than coupon obligations.



         Non-Diversification. The Fund is non-diversified, thus, there is no limit on the percentage of assets which can be invested in any single issuer except as indicated below. An investment in the Fund, therefore, will entail greater risk than would exist in a diversified portfolio because the higher percentage of investments among fewer issuers may result in greater fluctuation in the total market value of the Fund. Any economic, political, or regulatory developments affecting the value of the securities in the Fund will have a greater impact on the total value of the Fund than would be the case if the Fund were diversified among more issuers.



The Fund intends to comply with Subchapter M of the Internal Revenue Code.
This undertaking requires that at the end of each quarter of the taxable year, with regard to at least 50% of the Fund's total assets, no more than 5% of its total assets are invested in the assets of a single issuer; beyond that, no more than 25% of its total assets are invested in the securities of a single issuer.



Investment Restrictions



         The following investment restrictions are fundamental with respect to the Fund and may be changed only by a vote of a majority of the outstanding shares of the Fund as defined in "ADDITIONAL INFORMATION -- Miscellaneous" of this Statement of Additional Information).



       THE FUND MAY NOT:



       1. Participate on a joint or joint and several basis in any securities trading account.



       2. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).



       3. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business). Investments by the Fund in securities backed by mortgages on real estate or in marketable securities of companies engaged in such activities are not hereby precluded.



       4. Issue any senior security (as defined in the 1940 Act), except that (a) the Fund may engage in transactions that may result in the issuance of senior securities to the extent permitted under applicable regulations and interpretations of the 1940 Act or an exemptive order; (b) the Fund may acquire other securities, the acquisition of which may result in the issuance of a senior security, to the extent permitted under applicable regulations or interpretations of the 1940 Act; (c) subject to the restrictions set forth below, the Fund may borrow money as authorized by the 1940 Act.



       5. Borrow money, except that (a) the Fund may enter into commitments to purchase securities in accordance with its investment program, including delayed-delivery and when-issued securities and reverse repurchase agreements, provided that the total amount of any such borrowing does not exceed 33 1/3% of the Fund's total assets; and (b) the Fund may borrow money for temporary or emergency purposes in an amount not exceeding 5% of the value of its total assets at the time when the loan is made. Any borrowings representing more than 5% of the Fund's total assets must be repaid before the Fund may make additional investments.



       6. Lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of publicly issued debt securities or to repurchase agreements.



       7. Underwrite securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities.



       8. Purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or repurchase agreements secured thereby) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry; provided that this limitation shall not apply to Municipal Securities or governmental guarantees of Municipal Securities; but for these purposes only, industrial development bonds that are backed only by the assets and revenues of a non-governmental user shall not be deemed to be Municipal Securities.

       The following restrictions are not fundamental and may be changed without shareholder approval:



       1. The Fund will not purchase or retain securities of any issuer if the officers or Trustees of the Victory Portfolios or the officers or directors of its investment adviser owning beneficially more than one half of 1% of the securities of such issuer together own beneficially more than 5% of such securities.



       2. The Fund will not invest more than 10% of its total assets in the securities of issuers which together with any predecessors have a record of less than three years of continuous operation.



       3. The Fund will not write or sell puts, straddles, spreads or combinations thereof or purchase put options (except that the Fund may acquire puts with respect to Municipal Securities in its portfolio and sell those puts in connection with a sale of such Municipal Securities). In addition, the Fund may not purchase call options.



       4.     The Fund will not invest more than 15% of its net assets in
illiquid securities.   Illiquid securities are securities that are not readily
marketable or cannot be disposed of promptly within seven days and in the usual course of business at approximately the price at which the Fund has valued them. Such securities include, but are not limited to, time deposits and repurchase agreements with maturities longer than seven days. Securities that may be resold under Rule 144A ("Restricted Securities"), or securities offered pursuant to Section 4(2) of, or securities otherwise subject to restriction or limitations on resale under, the 1933 Act ("Restricted Securities"), shall not be deemed illiquid solely by reason of being unregistered. Key Advisers or the Sub-Adviser determine whether a particular security is deemed to be liquid based on the trading markets for the specific security and other factors. However, because state securities laws may limit the Fund's investment in Restricted Securities (regardless of the liquidity of the investment), investments in Restricted Securities resalable under Rule 144A will continue to be subject to applicable state law requirements until such time, if ever, that such limitations are changed.



       5. The Fund will not make short sales of securities, other than short sales "against the box," or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment program of the Fund.



       6. The Fund may invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the securities of any one investment company or invest more than 10% of its total assets in the securities of other investment companies. Pursuant to an exemptive order received by the Victory Portfolios from the Commission, the Fund may invest in the money market funds of the Victory Portfolios.



State Regulations



       In addition, the Fund, so long as its shares are registered under the securities laws of the State of Texas and such restrictions are required as a consequence of such registration, is subject to the following non-fundamental policies, which may be modified in the future by the Trustees without a vote of the Fund's shareholders: the Fund has represented to the Texas State Securities Board that it: (i) will not invest in oil, gas or mineral leases or purchase or sell real property (including limited partnership interests, but excluding readily marketable securities of companies which invest in real estate); and (ii) will not invest more than 5% of its net assets in warrants valued at the lower of cost or market; provided that, included within that amount, but not to exceed 2% of net assets, may be warrants which are not listed on the New York or American Stock Exchanges. For purposes of this restriction, warrants acquired in units or attached to securities are deemed to be without value.



       The policies and limitations listed above supplement those set forth in the Prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of the Fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Fund's acquisition of such security or other asset except in the case of borrowing (or other activities that may be deemed to result in the issuance of a "senior security" under the 1940 Act). Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund's investment policies and limitations. If the value of the Fund's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board of Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity.


FUTURE DEVELOPMENTS

       The Fund may take advantage of other investment practices which are not at present contemplated for use by the Fund or which currently are not available but which may be developed, to the extent such investment practices are both consistent with the Fund's investment objective and are legally permissible for the Fund. Such investment practices, if they arise, may involve risks which exceed those involved in the activities described in the Prospectus and Statement of Additional Information. Prior to commencing any new investment practice, the Fund will notify shareholders by means of prospectus supplement.


Portfolio Turnover



       The turnover rate stated in the Prospectus for the Fund's investment portfolio is calculated by dividing the lesser of the Fund's purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The calculation excludes all securities whose maturities, at the time of acquisition, were one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year, and may also be affected by cash requirements for redemptions of shares and by requirements which enable the Trust to receive certain favorable tax treatments. Portfolio turnover will not be a limiting factor in making portfolio decisions.



                       VALUATION OF PORTFOLIO SECURITIES



       As indicated in the Prospectus, the net asset value ("NAV") of the Fund is determined and the shares of the Fund are priced as of the close of regular trading of the New York Stock Exchange ("NYSE") ("the Valuation Time(s)") on each Business Day of the Fund. A "Business Day" is a day on which the NYSE is open for trading, the Federal Reserve Bank of Cleveland is open and any other day (other than a day on which no shares of the Fund are tendered for redemption and no order to purchase any shares is received) during which there is sufficient trading in portfolio instruments that the Fund's net asset value per share might be materially affected. The NYSE, or the Federal Reserve Bank of Cleveland will not open in observance of the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving, and Christmas.



       When the NYSE is closed, or when trading is restricted for any reason other than its customary weekend or holiday closings, or under emergency circumstances as determined by the Commission to warrant such action, the Fund's transfer agent will determine the Fund's NAV at the close of business, normally 4:00 p.m., eastern time. The Fund's NAV may be affected to the extent that its securities are traded on days that are not Business Days.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION



Matters Affecting Redemption



       The Fund may suspend the right of redemption or postpone the date of payment for shares during any period when (a) trading on the NYSE is restricted by applicable rules and regulations of the Commission, (b) the NYSE is closed for other than customary weekend and holiday closings, (c) the Commission has by order permitted such suspension, or (d) an emergency exists as determined by the Commission.



       If, in the opinion of the Board of Trustees, conditions exist which make cash payment undesirable, redemption payments may be made in whole or in part in securities or other property, valued for this purpose as they are valued in computing the Fund's NAV. Shareholders receiving securities or other property on redemption may realize a gain or loss for tax purposes, and will incur any costs of sale, as well as the associated inconveniences.



       Pursuant to Rule 11a-3 under the 1940 Act, the Fund is required to give shareholders at least 60 days' notice prior to terminating or modifying its exchange privilege. Under the Rule, the 60-day notification requirement may be waived if (i) the only effect of a modification would be to reduce or eliminate an administrative fee, redemption fee, or deferred sales charge ordinarily payable at the time of exchange, or (ii) the Fund temporarily suspends the offering of shares as permitted under the 1940 Act or by the Commission, or because it is unable to invest amounts effectively in accordance with its investment objective and policies.



       In the Prospectus, the Fund, Key Advisers and the Sub-Adviser have notified shareholders that they reserve the right at any time without prior notice to shareholders to refuse exchange purchases by any person or group if, in Key Advisers' or the Sub- Adviser's judgment, the Fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.



Purchasing Shares



       Shares are sold at their net asset value without a sales charge on days the NYSE and the Federal Reserve Wire System are open for business. The procedure for purchasing shares of the Fund is explained in the prospectus under "Investing in the Fund."



Conversion to Federal Funds



       It is the Fund's policy to be as fully invested as possible so that maximum interest may be earned. To this end, all payments from shareholders must be in federal funds or be converted into federal funds. This conversion must be made before shares are purchased. Converting the funds to federal funds is normally accomplished within two business days of receipt of the check.



Redeeming Shares



       The Fund redeems shares at the next computed net asset value after the redemption request is received. Redemption procedures are explained in the prospectus under "Redeeming Shares."



[Redemption in Kind



       Although the Fund intends to redeem shares in cash, it reserves the right under certain circumstances to pay the redemption price in whole or in part by a distribution of securities from the Fund. To the extent available, such securities will be readily marketable.

       Redemption in kind will be made in conformity with applicable Commission rules, taking such securities at the same value employed in determining net asset value and selecting the securities in a manner the Trustees determine to be fair and equitable.



       The Fund has elected to be governed by Rule 18f-1 of the 1940 Act under which the Fund is obligated to redeem shares for any one shareholder in cash only up to the lesser of $250,000 or 1% of the Fund's net asset value during any 90-day period.]



       The Victory Portfolios may redeem shares involuntarily if redemption appears appropriate in light of the Victory Portfolios' responsibilities under the 1940 Act. (See "VALUATION" above.)


Additional Tax Information

       It is the policy of the Fund to qualify for the favorable tax treatment accorded regulated investment companies ("RICs") under Subchapter M of the Code, for so long as such qualification is in the best interest of its shareholders. By following such policy and distributing its income and gains currently with respect to each taxable year, the Victory Portfolios expects to eliminate or reduce to a nominal amount the federal income and excise taxes to which it may otherwise be subject.

       In order to qualify as a RIC, the Fund must, among other things, (1) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock or securities, foreign currencies or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities or currencies, (2) derive less than 30% of its gross income from the sale or other disposition of stock, securities, options, futures, forward contracts, and certain foreign currencies (or options, futures, or forward contracts on foreign currencies) held for less than three months, and (3) diversify its holdings so that at the end of each quarter of its taxable year (i) at least 50% of the market value of the Fund's assets is represented by cash or cash items, U.S. Government securities, securities of other RICs and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities) or of two or more issuers that the Victory Portfolios control and that are engaged in the same, similar, or related trades or businesses. These requirements may restrict the degree to which the Victory Portfolios may engage in short-term trading and concentrate investments. If the Fund qualifies as a RIC, it will not be subject to federal income tax on the part of its net investment income and net realized capital gains, if any, that it distributes to shareholders with respect to each taxable year within the time limits specified in the Code.

       A non-deductible excise tax is imposed on regulated investment companies that do not distribute in each calendar year an amount equal to 98% of their ordinary income for the year plus 98% of their capital gain net income for the 1-year period ending on October 31 of such calendar year. The balance of such income must be distributed during the following calendar year. If distributions during a calendar year are less than the required amount, the Fund is subject to a non-deductible excise tax equal to 4% of the deficiency.

       The Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of taxable dividends paid to any shareholder who has failed to provide (or provided an incorrect) tax identification number, or is subject to withholding pursuant to a notice from the Internal Revenue Service for failure to properly include on his or her income tax return payments of interest or dividends. This "backup withholding" is not an additional tax, and any amounts withheld may be credited against the shareholder's ultimate U.S. tax liability.

       Information set forth in the Prospectus and this Statement of Additional Information that relates to federal taxation is only a summary of certain key federal tax considerations generally affecting purchasers of shares of the Victory Portfolios. No attempt has been made to present a complete explanation of the federal tax treatment of the

Fund or its shareholders, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential purchasers of shares of the Fund are urged to consult their tax advisers with specific reference to their own tax circumstances. In addition, the tax discussion in the Prospectus and this Statement of Additional Information is based on tax law in effect on the date of the Prospectus and this Statement of Additional Information; such laws and regulations may be changed by legislative, judicial or administrative action, sometimes with retroactive effect.


       As indicated in the Prospectus, the Fund is designed to provide shareholders with current interest income free from federal income taxation. The Fund is not intended to constitute a balanced investment program and is not designed for investors seeking capital appreciation; moreover, the Fund is not designed for investors seeking maximum tax-exempt income irrespective of fluctuations in principal. Shares of the Fund would not be suitable for tax-exempt institutions and may not be suitable for retirement plans qualified under Section 401 of the Code, so-called Keogh or H.R. 10 plans, and individual retirement accounts. Such plans and accounts are generally tax-exempt and, therefore, would not benefit from the fact that dividends from the Fund are tax-exempt; moreover, such dividends would be ultimately taxable to the beneficiaries when distributed to them. In addition, shareholders who under Code section 147(a) are "substantial users" or "related persons" to substantial users with respect to facilities financed through any of the tax-exempt obligations held by the Fund should consult a tax adviser whether exempt-interest dividends would remain excludable from gross income in their hands for federal tax purposes under Section 103 of the Code.



       The Code permits a RIC that invests at least 50% of its assets in tax-exempt Municipal Securities to pass through to its investors, on a tax-exempt basis, net Municipal Securities interest income. The policy of the Fund is to pay each year as dividends substantially all of its Municipal Securities interest income net of certain deductions, but not to exceed in the aggregate the net exempt-interest income received by the Fund during the taxable year. An exempt-interest dividend is any dividend or part thereof (other than a capital gain dividend) paid by the Fund and designated as an exempt-interest dividend in a written notice mailed to shareholders after the close of the Fund's taxable year. The percentage of the total dividends paid for any taxable year which qualifies as federal exempt-interest dividends will be the same for all shareholders receiving dividends from the Fund, respectively, during such year, regardless of the period for which the shares were held.



       While the Fund does not expect to realize any significant amount of long-term capital gains, any net realized capital gains (the excess, if any, of net long-term capital gains over net short-term capital losses) will be distributed annually. Distributions of net capital gain will be taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held the Fund's shares. If a shareholder disposes of shares of the Fund, at a loss, before holding such shares longer than 6 months, the loss will be treated as a long-term capital loss (unless disallowed as specified in the next sentence) to the extent that the shareholder has received a capital gain dividend on the shares. In addition, if a shareholder receives one or more exempt-interest dividends with respect to any share and such share is held for 6 months or less, any loss on the sale or exchange of such share will be disallowed to the extent of the amount of such dividend(s).



       While the Fund does not expect to earn a significant amount of taxable investment income or short-term gains, such income or short-term gains earned by the Fund will be distributed to shareholders and will be taxable to them as ordinary income (whether paid in cash or additional shares).



       As indicated in the Prospectus, the Fund may acquire puts with respect to Municipal Securities held in its portfolio. The policy of the Fund is to limit its acquisition of puts to those under which the Fund will be treated for federal income tax purposes as the owner of the underlying Municipal Securities acquired subject to the put, so that the interest on those Securities Obligations will be tax-exempt to the Fund. Although the Service has issued a published ruling that provides some guidance regarding the tax consequences of the purchase of puts, there is currently no guidance available from the Internal Revenue Service that definitively establishes the tax consequences of many of the types of puts that the Fund could acquire under the 1940 Act. Therefore, although the Fund will only acquire a put after concluding that it will have the tax consequences described above, the Internal Revenue

Service could reach a different conclusion. If the Fund were not treated as the owner of the Municipal Securities, income from such securities would probably not be tax-exempt.



       Although the Fund expects to qualify as a RIC and to be relieved of all or substantially all federal income taxes, the Fund may be subject to the tax laws of states or localities in which their offices are maintained, in which their agents or independent contractors are located, or in which they are otherwise deemed to be conducting business, depending upon the extent of its activities in such states and localities. In addition, if for any taxable year the Fund does not qualify for the special federal tax treatment afforded RICs, all of its taxable income will be subject to federal income tax at the Fund level at regular corporate rates (without any deduction for distributions to shareholders). When distributed, such income, as well as the Fund's Municipal Securities interest income, although not taxed at the Fund level would be taxable to shareholders as an ordinary dividend.




                      MANAGEMENT OF THE VICTORY PORTFOLIOS



Board of Trustees



       Overall responsibility for management of the Victory Portfolios rests with the Trustees, who are elected by the shareholders of the Victory Portfolios. The Victory Portfolios are managed by the Trustees in accordance with the laws of the State of Delaware governing business trusts. There are currently seven Trustees, six of whom are not "interested persons" of the Victory Portfolios within the meaning of that term under the 1940 Act. The Trustees, in turn, elect the officers of the Victory Portfolios to supervise actively its day-to-day operations.





                                  Position(s) Held
                                  With the Victory     Principal Occupation
Name, Address and Age             Portfolios           During Past 5 Years
---------------------             ----------------     ----------------------
Leigh A. Wilson, 51*              Trustee and          From 1989 to present, Chairman and
Glenleigh International Ltd.      President            Chief Executive Officer, Glenleigh
53 Sylvan Road North                                   International Limited; previously
Westport, CT  06880                                    Chief Executive Officer, Paribas
                                                       North America and Paribas
                                                       Corporation; Trustee, The Victory
                                                       Funds and Sears, Benzak, Solomon
                                                       and Farrell ("SBSP") Funds.

Robert G. Brown, 72               Trustee              Retired; from October 1983 to
5460 N. Ocean DriveTrustee                             November 1990, President,
Singer Island, Riviera Beach,                          Cleveland Advanced Manufacturing
Florida  33404                                         Program (non-profit corporation
                                                       engaged in regional economic
                                                       development).




------------
* Mr. Wilson is deemed to be an "interested person" of the Victory Portfolios under the 1940 Act solely by reason of his position as President.

                                Position(s) Held
                                With the Victory      Principal Occupation
Name, Address and Age           Funds                 During Past 5 Years
---------------------           ----------------      -------------
Edward P. Campbell, 46          Trustee               From March 1, 1994 to present,
Nordson Corporation                                   Executive Vice President and Chief
28601 Clemens Road                                    Operating Officer of Nordson
Westlake, OH  44145                                   Corporation (manufacturer of
                                                      application equipment); from May
                                                      1988 to March 1994, Vice President
                                                      of Nordson Corporation; from 1987
                                                      to December 1994, member of the
                                                      Supervisory Committee of Society's
                                                      Collective Investment Retirement
                                                      Fund; from May 1991 to August
                                                      1994, Trustee, Financial Reserves
                                                      Fund and from May 1993 to August
                                                      1994, Trustee, Ohio Municipal
                                                      Money Market Fund; Trustee, The
                                                      Victory Funds and SBSF.

Dr. Harry Gazelle, 68           Trustee               Retired radiologist, Drs. Hill and
17822 Lake Road                                       Thomas Corp.; Trustee, The Victory
Lakewood, OH 44107                                    Funds.

Dr. Thomas F. Morrissey, 62     Trustee               1995 Visiting Scholar, Bond
Weatherhead School of                                 University, Queensland, Australia;
   Management                                         Professor, Weatherhead School of
Case Western Reserve                                  Management, Case Western Reserve
  University                                          University; from 1989 to 1995,
10900 Euclid Avenue                                   Associate Dean of Weatherhead
Cleveland, OH  44106-7235                             School of Management and
                                                      Professor, Case Western Reserve
                                                      University; from 1987 to December
                                                      1994, Member of the Supervisory
                                                      Committee of Society's Collective
                                                      Investment Retirement Fund; from
                                                      May  1991 to August 1994, Trustee,
                                                      Financial Reserves Fund and from
                                                      May 1993 to August 1994, Trustee,
                                                      Ohio Municipal Money Market Fund;
                                                      Trustee, The Victory Funds.

Stanley I. Landgraf, 70         Trustee               Retired; currently, Trustee,
41 Traditional Lane                                   Rensselaer Polytechnic Institute;
Albany, NY  12211                                     Director, Elenel Corporation and
                                                      Mechanical Technology, Inc.;
                                                      Member, Board of Overseers, School
                                                      of Management, Rensselaer

                              Position(s) Held
                              With the Victory      Principal Occupation
Name, Address and Age         Funds                 During Past 5 Years
---------------------         ----------------      ---------------------
                                                    Polytechnic Institute; Member, The
                                                    Fifty Group (a Capital Region
                                                    business organization); Trustee,
                                                    The Victory Funds.

H. Patrick Swygert, 52        Trustee               President, Howard University;
Howard University                                   formerly President, State
2400 6th Street, N.W.                               University of New York at Albany;
Suite 320                                           formerly, Executive Vice
Washington, DC  20059                               President, Temple University;
                                                    Trustee, The Victory Funds.



              The Board presently has an Investment Policy Committee and a Business, Legal, and Audit Committee. The members of the Investment Policy Committee are Messrs. Landgraf (Chairman), Morrissey and Brown, who will serve until May 1996. The function of the Investment Policy Committee is to review the existing investment policies of the Victory Portfolios, including the levels of risk and types of funds available to shareholders, and make recommendations to the Board of Trustees regarding the revision of such policies or, if necessary, the submission of such revisions to the Victory Portfolios' shareholders for their consideration. The members of the Business, Legal and Audit Committee are Messrs. Swygert (Chairman), Campbell and Gazelle who will serve until May 1996. The function of the Business, Legal and Audit Committee is to recommend independent auditors and monitor accounting and financial matters; to nominate persons to serve as disinterested Trustees and Trustees to serve on committees of the Board; and to review compliance and contract matters.



              The Investment Policy Committee met four times during the 12 months ended October 31, 1995. The Business, Legal and Audit Committee was constituted on May 24, 1995 (and has met twice since then) and replaced the Audit Committee, the Legal Committee and the Nominating Committee, which met three times, one time and one time, respectively, during the 12 month period ended October 31, 1995.




REMUNERATION OF TRUSTEES AND CERTAIN EXECUTIVE OFFICERS



       Effective June 1, 1995, each Trustee (other than Leigh A. Wilson) receives an annual fee of $27,000 for serving as Trustee of all the funds of the Victory Portfolios, and an additional per meeting fee ($2,400 in person and $1,200 per telephonic meeting).



       Effective June 1, 1995, Leigh A. Wilson receives an annual fee of $33,000 for serving as President and Trustee for all of the funds of the Victory Portfolios, and an additional per meeting fee ($3,000 in person and $1,500 per telephonic meeting).



       The following table indicates the compensation received by each Trustee from the Fund and from the Victory "Fund Complex"* for the 12 month period ended October 31, 1995.

                                        Pension or
                                        Retirement       Estimated                            Total
                                         Benefits         Annual           Total          Compensation
                                        Accrued as       Benefits      Compensation       from Victory
                                        Portfolio          Upon            From             "Fund
                                         Expenses       Retirement         Fund             Complex"*
                                        ----------      ----------         ----             -------
 Robert G. Brown, Trustee  . . . .         -0-              -0-           $443.98          $39,815.98
 John D. Buckingham, Trustee . . .         -0-              -0-            223.59           18,841.89
 Edward P. Campbell, Trustee . . .         -0-              -0-            376.72           33,799.68
 Harry Gazelle, Trustee  . . . . .         -0-              -0-            364.09           35,916.98
 John W. Kemper, Trustee # . . . .         -0-              -0-            223.59           22,567.31
 Stanley I. Landgraf, Trustee. . .         -0-              -0-            376.72           34,615.98
 Thomas F. Morrissey, Trustee. . .         -0-              -0-            376.72           40,366.98
 H. Patrick Swygert, Trustee . . .         -0-              -0-            376.72           37,116.98
 Leigh A. Wilson, Trustee  . . . .         -0-              -0-            407.85           46,716.97
 John R. Young, Trustee #  . . . .         -0-              -0-            236.57           21,963.81



#      Resigned

----------------------------------
* For certain Trustees, these amounts include compensation received from the Victory Funds (which were reorganized into the Victory Portfolios as of June 5, 1995), the SBSF Funds (the investment adviser of which was acquired by KeyCorp effective April, 1995) and Society's Collective Investment Retirement Funds, which were reorganized into the Victory Balanced Fund and Victory Government Mortgage Fund as of December 19, 1994. There are presently 24 mutual funds from which the above-named Trustees are compensated in the Victory "Fund Complex," but not all of the above-named Trustees serve on the boards of each fund in the "Fund Complex."



Officers



              The officers of the Victory Portfolios, their addresses, ages and principal occupations during the past five years are as follows:



                                      Position with the                    Principal occupation
   Name                               Victory Portfolios                   during past 5 years
   ----                               ------------------                   -------------------
 Leigh A. Wilson, 51                  President and Trustee                From 1989 to present, Chairman and
 Glenleigh International Ltd.                                              Chief Executive Officer, Glenleigh
 53 Sylvan Road North                                                      International Limited; from 1984-
 Westport, CT  06880                                                       1989, Chief Executive Officer,
                                                                           Paribas North America and Paribas
                                                                           Corporation; Trustee to The Victory
                                                                           Funds and SBSF Funds.

 William B. Blundin, 57               Vice President                       Senior Vice President of BISYS Fund
 BISYS Fund Services                                                       Services; officer of other
 125 West 55th Street                                                      investment companies administered
 New York, New York 10019                                                  by BISYS Fund Services; President
                                                                           and Chief Executive Officer of
                                                                           Vista Broker-Dealer Services, Inc.,
                                                                           Emerald Asset Management, Inc. and
                                                                           BNY Hamilton Distributors, Inc.,
                                                                           registered broker/dealers.

 J. David Huber, 49                   Vice President                       Executive Vice President, BISYS
 BISYS Fund Services                                                       Fund Services.
 3435 Stelzer Road
 Columbus, OH 43219-3035

 Scott A. Englehart, 33               Secretary                            From October 1990 to present,
 BISYS Fund Services                                                       employee of BISYS Fund Services,
 3435 Stelzer Road                                                         Inc.; from 1985 to October 1990,
 Columbus, OH 43219-3035                                                   Manager of Banking Center, Fifth
                                                                           Third Bank.

 George O. Martinez, 36               Assistant Secretary                  From March 1995 to present, Senior
 BISYS Fund Services                                                       Vice President and Director of
 3435 Stelzer Road                                                         Legal and Compliance Services,
 Columbus, OH 43219-3035                                                   BISYS Fund Services; from June
                                                                           1989-March 1995, Vice President and
                                                                           Associate General Counsel, Alliance
                                                                           Capital Management.

 Martin R. Dean, 32                   Treasurer                            From May 1994 to present, employee
 BISYS Fund Services                                                       of BISYS Fund Services; from
 3435 Stelzer Road                                                         January 1987 -  April 1994, Senior
 Columbus, OH 43219-3035                                                   Manager, KPMG Peat Marwick.

 Adrian J. Waters, 33                 Assistant Treasurer                  From May 1993  to present, employee
 BISYS Fund Services (Ireland)                                             of BISYS Fund  Services; from 1989-
 Limited                                                                   May 1993, Manager, Price Waterhouse.
 ITI House
 12 Earlsfort Terrace
 Dublin 2, Ireland



The mailing address of each of the officers of the Victory Portfolios is 3435 Stelzer Road, Columbus, Ohio 43219-3035.



The officers of the Victory Portfolios (other than Leigh Wilson) receive no compensation directly from the Victory Portfolios for performing the duties of their offices. BISYS Fund Services, Inc. receives fees from the Victory Portfolios for acting as Administrator.



As of December 1, 1995, the Trustees and officers as a group owned beneficially less than 1% of the Fund.

Investment Adviser and Sub-Adviser



         Key Advisers was organized as an Ohio corporation on July 27, 1995 and is registered as an investment adviser under the Investment Advisers Act of 1940. It is a wholly-owned subsidiary of KeyCorp Asset Management Holdings, Inc., which is a wholly- owned subsidiary of Society National Bank, a wholly-owned subsidiary of KeyCorp. Affiliates of Key Advisers manage approximately $37 billion for numerous clients including large corporate and public retirement plans, Taft-Hartley plans, foundations and endowments, high net worth individuals and mutual funds.



         KeyCorp, a financial services holding company, is headquartered at 127 Public Square, Cleveland, Ohio 44114. As of September 30, 1995, KeyCorp had an asset base of $68 billion, with banking offices in 26 states from Maine to Alaska, and trust and investment offices in 16 states. KeyCorp is the resulting entity of the merger in 1994 of Society Corporation, the bank holding company of which Society National Bank was a wholly-owned subsidiary, and KeyCorp, the former bank holding company. KeyCorp's major business activities include providing traditional banking and associated financial services to consumer, business and commercial markets. Its non-bank subsidiaries include investment advisory, securities brokerage, insurance, bank credit card processing, and mortgage leasing companies. Society National Bank is the lead affiliate bank of KeyCorp.



         The following schedule lists the advisory fees for each mutual fund that is advised by Key Advisers.



         .25 OF 1% OF AVERAGE DAILY NET ASSETS
                 Victory Institutional Money Market Fund*

         .35 OF 1% OF AVERAGE DAILY NET ASSETS
                 Victory Prime Obligations Fund*
                 Victory U.S. Government Obligations Fund*
                 Victory Tax-Free Money Market Fund*

         .50 OF 1% OF AVERAGE DAILY NET ASSETS
                 Victory Ohio Municipal Money Market Fund*
                 Victory Limited Term Income Fund*
                 Victory Government Mortgage Fund*
                 Victory Financial Reserves Fund*
                 Victory Fund for Income #

         .55 OF 1% OF AVERAGE DAILY NET ASSETS
                 Victory National Municipal Bond Fund*
                 Victory Government Bond Fund*
                 Victory New York Tax-Free Fund*

         .60 OF 1% OF AVERAGE DAILY NET ASSETS
                 Victory Ohio Municipal Bond Fund*
                 Victory Stock Index Fund*

         .65 OF 1% OF AVERAGE DAILY NET ASSETS
                 Victory Diversified Stock Fund*

         .75 OF 1% OF AVERAGE DAILY NET ASSETS
                 Victory Intermediate Income Fund*
                 Victory Investment Quality Bond Fund*
                 Victory Ohio Regional Stock Fund*

         1% OF AVERAGE DAILY NET ASSETS
                 Victory  Balanced Fund*
                 Victory Value Fund*
                 Victory Growth Fund*
                 Victory Special Value Fund*
                 Victory Special Growth Fund+



         1.10% OF AVERAGE DAILY ASSETS
                 Victory International Growth Fund*




         # First Albany Asset Management Corporation serves as sub-adviser to the Victory Fund for Income, for which it receives .20% of average daily net assets.



         + T. Rowe Price Associates, Inc. serves as sub-adviser to the Victory Special Growth Fund, for which it receives .25% of average daily net assets up to $100 million and .20% of average daily net assets in excess of $100 million.



         * Society Asset Management, Inc. (the Sub-Adviser) serves as subadviser to each of these funds. For its services under the investment sub-advisory agreement, Key Advisers pays the Sub-Adviser sub-advisory fees at rates (based on an annual percentage of average daily net assets) which vary according to the table set forth below:



For the Victory Balanced Fund, Diversified Stock        For the Victory International Growth Fund, Ohio
Fund, Growth Fund, Stock Index Fund and Value Fund:     Regional Stock Fund and Special Value Fund:




                            Rate of                                        Rate of
       Net Assets      Sub-Advisory Fee*             Net Assets       Sub-Advisory Fee*
       ----------      -----------------             ----------       -----------------
Up to $10,000,000            0.65%            Up to $10,000,000             0.90%
Next $15,000,000             0.50%            Next $15,000,000              0.70%
Next $25,000,000             0.40%            Next $25,000,000              0.55%
Above $50,000,000            0.35%            Above $50,000,000             0.45%



 For the Victory Intermediate Income Fund, Investment               For the Victory Prime Obligations Fund, Tax-Free
 Quality Bond Fund, Limited Term Income Fund, Ohio                  Money Market Fund, U.S. Government Obligations Fund,
 Municipal Bond Fund, Government Bond Fund, Government              Financial Reserves Fund, Institutional Money Market
 Mortgage Fund, National Municipal Bond Fund and New York           Fund and Ohio Municipal Money Market Fund:
 Tax-Free Fund:




                                           Rate of                                                         Rate of
        Net Assets                    Sub-Advisory Fee*                  Net Assets                   Sub-Advisory Fee*
        ----------                    -----------------                  ----------                   -----------------
 Up to $10,000,000                          0.40%                   Up to $10,000,000                        0.25%
 Next $15,000,000                           0.30%                   Next $15,000,000                         0.20%
 Next $25,000,000                           0.25%                   Next $25,000,000                         0.15%
 Above $50,000,000                          0.20%                   Above $50,000,000                       0.125%




* As a percentage of average daily net assets. The Sub-Adviser has the right to voluntarily waive any portion of the sub- advisory fee from time to time.




                          ADVISORY AND OTHER CONTRACTS



         Unless sooner terminated, the Investment Advisory Agreement between Key Advisers and the Fund provides that it will continue in effect as to the Fund for an initial two-year term and for consecutive one-year terms thereafter, provided that such continuance is approved at least annually by the Victory Portfolios' Trustees or by vote of a majority of the outstanding shares of such Fund (as defined under "GENERAL INFORMATION - Miscellaneous" in the Prospectus), and, in either case, by a majority of the Trustees who are not parties to the Investment Advisory Agreement or interested persons (as defined in the 1940 Act) of any party to the Investment Advisory Agreement, by votes cast in person at a meeting called for such purpose.



         The Investment Advisory Agreement is terminable as to the Fund at any time on 60 days' written notice without penalty by the Trustees, by vote of a majority of the outstanding shares of that Fund, or by Key Advisers. The Investment Advisory Agreement also terminates automatically in the event of any assignment, as defined in the 1940 Act.



         The Investment Advisory Agreement provides that Key Advisers shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of services pursuant to the Investment Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of Key Advisers in the performance of its duties, or from reckless disregard by it of either duties and obligations thereunder.



         Under the Investment Advisory Agreement, Key Advisers has agreed to provide the investment advisory services described in the Prospectus. For the services provided and expenses assumed pursuant to the Investment Advisory Agreement, the Fund pays Key Advisers a fee, computed daily and paid monthly, at the annual rate of sixty one-hundredths of one percent (.60%) of the average daily net assets of the Fund.



         Prior to January, 1993, Society National Bank served as investment adviser to the Fund. From January, 1993 to December 31, 1995, Society Asset Management, Inc. served as investment adviser to the Fund. For the fiscal years ended October 31, 1993, 1994 and 1995 the Fund paid investment advisory fees of $208,387, $163,736, and $_________, respectively after fee reductions of $122,469, $173,917 and $______ respectively.

         Under the Investment Advisory Agreement, Key Advisers may delegate a portion of its responsibilities to a subadviser. In addition, the investment advisory agreement provides that Key Advisers may render services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser of the Fund and are under the common control of KeyCorp as long as all such persons are functioning as part of an organized group of persons, managed by authorized officers of Key Advisers.



         Key Advisers has entered into an investment sub-advisory agreement with its affiliate, Society Asset Management, Inc. on behalf of the Fund. The Sub-Adviser is a wholly-owned subsidiary of KeyCorp Asset Management Holdings, Inc. With respect to the day to day management of the Fund, under the sub-advisory agreement, the Sub-Adviser makes decisions concerning, and places all orders for, purchases and sales of securities and helps maintain the records relating to such purchases and sales. The Sub-Adviser may, in its discretion, provide such services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser to the Company under applicable laws and are under the common control of KeyCorp; provided that (i) all persons, when providing services under the sub-advisory agreement, are functioning as part of an organized group of persons, and (ii) such organized group of persons is managed at all times by authorized officers of the Sub-Adviser. This arrangement will not result in the payment of additional fees by the Fund.


Glass-Steagall Act

         In 1971 the United States Supreme Court held in Investment Company Institute v. Camp that the federal statute commonly referred to as the Glass-Steagall Act prohibits a national bank from operating a fund for the collective investment of managing agency accounts. Subsequently, the Board of Governors of the Federal Reserve System (the "Board") issued a regulation and interpretation to the effect that the Glass-Steagall Act and such decision: (a) forbid a bank holding company registered under the Federal Bank Holding Company Act of 1956 (the "Holding Company Act") or any non-bank affiliate thereof from sponsoring, organizing, or controlling a registered, open-end investment company continuously engaged in the issuance of its shares, but (b) do not prohibit such a holding company or affiliate from acting as investment adviser, transfer agent, and custodian to such an investment company. In 1981 the United States Supreme Court held in Board of Governors of the Federal Reserve System v. Investment Company Institute that the Board did not exceed its authority under the Holding Company Act when it adopted its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisers to registered closed-end investment companies. In the Board of Governors case, the Supreme Court also stated that if a national bank complied with the restrictions imposed by the Board in its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisers to investment companies, a national bank performing investment advisory services for an investment company would not violate the Glass-Steagall Act.


         Key Advisers and the Sub-Adviser believe that they may perform the services for the Victory Portfolios contemplated by the Prospectus, this Statement of Additional Information, and the Investment Advisory Agreement (and Sub-Advisory Agreement) with the Victory Portfolios without violation of applicable statutes and regulations and has so represented in its Investment Advisory (and Sub-Advisory Agreement) with the Victory Portfolios. Key Trust Company of Ohio, N. A. believes that it may perform the services for the Victory Portfolios contemplated by the Prospectus, this Statement of Additional Information, and the Shareholder Servicing Agreement with the Victory Portfolios (as described below) without violation of applicable statutes and regulations and has so represented in such Shareholder Servicing Agreement. Future changes in either federal or state statutes and regulations relating to the permissible activities of banks or bank holding companies and the subsidiaries or affiliates of those entities, as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations, could prevent or restrict Key Trust Company of Ohio, N. A., Key Advisers or the Sub-Adviser from continuing to perform such services for the Victory Portfolios. Depending upon the nature of any changes in the services which could be provided by Key Trust Company of Ohio, N. A., Key Advisers or the Sub-Adviser; the Trustees of the Victory Portfolios would review the Victory Portfolios' relationship with Key Trust Company of Ohio, N. A., Key Advisers or the Sub-Adviser and consider taking all action necessary in the circumstances.

         Should future legislative, judicial, or administrative action prohibit or restrict the proposed activities of Key Trust Company of Ohio, N. A., Key Advisers or the Sub-Adviser and its affiliated and correspondent banks and other non-bank affiliates in connection with customer purchases of shares of the Victory Portfolios, the banks and such non-bank affiliates might be required to alter materially or discontinue the services offered by them to customers. It is not anticipated, however, that any change in the Victory Portfolios' method of operations would affect its net asset value per share or result in financial losses to any customer.



         From time to time, advertisements, supplemental sales literature and information furnished to present or prospective shareholders of the Fund may include descriptions of Key Trust Company of Ohio, N. A., Key Advisers and the Sub-Adviser including, but not limited to, (i) descriptions of the operations of Key Trust Company of Ohio, N. A., Key Advisers and the Sub-Adviser; (ii) descriptions of certain personnel and their functions; and (iii) statistics and rankings related to the operations of Key Trust Company of Ohio, N. A., Key Advisers and the Sub-Adviser.



Portfolio Transactions



         Pursuant to the Investment Advisory Agreement (and Sub-Advisory Agreement), Key Advisers or the Sub-Adviser determines, subject to the general supervision of the Trustees of the Victory Portfolios, and in accordance with the Fund's investment objective and restrictions, which securities are to be purchased and sold by the Fund, and which brokers are to be eligible to execute its portfolio transactions. Purchases from underwriters and/or broker-dealers of portfolio securities include a commission or concession paid by the issuer to the underwriter and/or broker-dealer and purchases from dealers serving as market makers may include the spread between the bid and asked price. While Key Advisers and the Sub-Adviser generally seek competitive prices (inclusive of any spread or commission), the Fund may not necessarily pay the lowest prices available on each transaction, for reasons discussed below.



         Allocation of transactions to dealers is determined by Key Advisers or the Sub-Adviser in their best judgment and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. Subject to this consideration, dealers who provide supplemental investment research to Key Advisers or the Sub-Adviser may receive orders for transactions by the Victory Portfolios. Information so received is in addition to and not in lieu of services required to be performed by Key Advisers or the Sub-Adviser and does not reduce the advisory fees payable to Key Advisers by the Victory Portfolios. Such information may be useful to Key Advisers or the Sub-Adviser in serving both the Victory Portfolios and other clients and, conversely, such supplemental research information obtained by the placement of orders on behalf of other clients may be useful to Key Advisers or the Sub-Adviser in carrying out its obligations to the Victory Portfolios. In the future, the Trustees may also authorize the allocation of brokerage to affiliated broker-dealers on an agency basis to effect portfolio transactions. In such event, the Trustees will adopt procedures incorporating the standards of Rule 17e-1 under the 1940 Act, which requires that the commission paid to affiliated broker-dealers be "reasonable and fair compared to the commission, fee or other remuneration received, or to be received, by other brokers in connection with comparable transactions involving similar securities during a comparable period of time." At times, the Fund may also purchase portfolio securities directly from dealers acting as principals, underwriters or market makers. As these transactions are usually conducted on a net basis, no brokerage commissions are paid by the Fund.



         The Victory Portfolios will not execute portfolio transactions through, acquire portfolio securities issued by, make savings deposits in, or enter into repurchase or reverse repurchase agreements with Key Advisers, the Sub-Adviser, Key Trust Company of Ohio, N.A. or its affiliates, Concord Holding Corporation, Victory Broker-Dealer Services, Inc. or their affiliates, and will not give preference to Key Trust Company of Ohio, N.A.'s correspondent banks or affiliates, or Concord Holding Corporation or Victory Broker-Dealer Services, Inc. with respect to such transactions, securities, savings deposits, repurchase agreements, and reverse repurchase agreements.



         Investment decisions for the Fund are made independently from those for the other funds or any other investment company or account managed by Key Advisers (or Society). Any such other investment company or account may also invest in the same securities as a particular fund. When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and another fund, investment company or account, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which Key

Advisers (or Society) believes to be equitable to the Fund and such other fund, investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained by the Fund. To the extent permitted by law, Key Advisers (or Society) may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for the other funds or for other investment companies or accounts in order to obtain best execution. As provided by the Investment Advisory (and Sub-Advisory) Agreement, in making investment recommendations for the Victory Portfolios, Key Advisers (or Society) will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by a Fund is a customer of Society, its parents or subsidiaries or affiliates and, in dealing with their commercial customers, Key Advisers (Society), its parents, subsidiaries, and affiliates will not inquire or take into consideration whether securities of such customers are held by the Victory Portfolios.



Business Management Agreement



         In connection with its obligations under the Investment Sub-Advisory Agreement, the Sub-Adviser has entered into a Business Management Agreement with Key Advisers, pursuant to which Key Advisers provides certain administrative and support services to the Sub-Adviser. Such services include preparing reports to the Victory Portfolios' Board of Trustees, recordkeeping services, and services rendered in connection with the preparation of regulatory filings and other reports, and regulatory and other administrative and compliance systems and support services.



         For such services to the Fund, the Sub-Adviser pays fees to Key Advisers which vary according to a sliding scale containing "breakpoints" at which decreases in the business management fees correspond to increases in the average daily net asset values of the Fund as follows:



      Net Assets                  Rate of Business
      of the Fund                 Management Fee*
      -----------                 ---------------
Up to $10,000,000                      0.25%
Next $15,000,000                       0.15%
Next $25,000,000                       0.10%
Above $50,000,000                      0.05%


--------------------

*        As a percentage of average daily net assets.



Administrator



         Currently, Concord Holding Corporation ("CHC") serves as general
manager and administrator (the "Administrator") to the Fund.   The
Administrator assists in supervising all operations of the Fund (other than those performed by Key Advisers or the Sub- Adviser under the Investment Advisory Agreement and Sub-Advisory Agreement. Prior to June, 1995, The Winsbury Company ("Winsbury") served as the Fund's administrator.



         CHC receives a fee from the Fund for its services as Administrator and expenses assumed pursuant to the Administration Agreements, calculated daily and paid monthly, at the annual rate of fifteen one hundredths of one percent (.15%) of the Fund's average daily net assets. CHC may periodically waive all or a portion of its fee with respect to the Fund in order to increase the net income of the Fund available for distribution as dividends.



         Unless sooner terminated, the Administration Agreement will continue in effect as to the Fund for a period of two years, and for consecutive one-year terms thereafter, provided that such continuance is ratified at least annually by the Victory Portfolios' Board of Trustees or by vote of a majority of the outstanding shares of the Fund, and in either case by a majority of the Trustees who are not parties to the Administration Agreement or interested persons (as defined in the 1940 Act) of any party to the Administration Agreement, by votes cast in person at a meeting called for such purpose.

         The Administration Agreement provides that CHC shall not be liable for any error of judgment or mistake of law or any loss suffered by the Victory Portfolios in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith, or gross negligence in the performance of its duties, or from the reckless disregard by it of its obligations and duties thereunder.



         Under the Administration Agreement, CHC assists in the Fund's administration and operation, including providing statistical and research data, clerical services, internal compliance and various other administrative services, including among other responsibilities, forwarding certain purchase and redemption requests to the Transfer Agent, participation in the updating of the prospectus, coordinating the preparation, filing, printing and dissemination of reports to shareholders, coordinating the preparation of income tax returns, arranging for the maintenance of books and records and providing the office facilities necessary to carry out the duties thereunder. Under the Administration Agreement, CHC may delegate all or any part of its responsibilities thereunder.



         In the fiscal years ended October 31, 1993, 1994 and 1995, the Fund paid to Winsbury and CHC aggregate administration fees of $52,097, $39,988 and $_______, respectively, after fee reductions of $30,095, $44,425 and $_______, respectively.



Distributor



         Victory Broker-Dealer Services, Inc. (the "Distributor") serves as distributor for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Victory Portfolios. Unless otherwise terminated, the Distribution Agreement will remain in effect with respect to the Fund for two years, and thereafter for consecutive one-year terms, provided that it is approved at least annually (i) by the Victory Portfolios' Board of Trustees or by the vote of a majority of the outstanding shares of the Fund, and (ii) by the vote of a majority of the Trustees of the Victory Portfolios who are not parties to the Distribution Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate in the event of its assignment, as defined in the 1940 Act. For the Fund's fiscal years ended October 31, 1993, 1994 and 1995, Winsbury received $_______, $______ and $_______, respectively, in underwriting commissions, and retained $____ and $____, respectively.



Shareholder Servicing Plan



         The Victory Portfolios, on behalf of the Fund, has adopted a Shareholder Servicing Plan to provide payments to shareholder servicing agents (each a "Shareholder Servicing Agent") that provide administrative support services to customers who may from time to time beneficially own shares, which services include: (i) aggregating and processing purchase and redemption requests for shares from customers and promptly transmitting net purchase and redemption orders to our distributor or transfer agent; (ii) providing customers with a service that invests the assets of their accounts in shares pursuant to specific or pre-authorized instructions; (iii) processing dividend and distribution payments on behalf of customers; (iv) providing information periodically to customers showing their positions in shares; (v) arranging for bank wires; (vi) responding to customer inquiries; (vii) providing subaccounting with respect to shares beneficially owned by customers or providing the information to the Victory Portfolios necessary for subaccounting; (viii) if required by law, forwarding shareholder communications from us (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to customers; (ix) forwarding to customers proxy statements and proxies containing any proposals regarding this Plan; and (x) providing such other similar services as we may reasonably request to the extent you are permitted to do so under applicable statutes, rules or regulations. For expenses incurred and services provided pursuant to the Shareholder Servicing Agreement, the Fund pays each Shareholder Servicing Agent a fee computed daily and paid monthly, in amounts aggregating not more than twenty-five one-hundredths of one percent (.25%) of the average daily net assets of the Fund per year. A Shareholder Servicing Agent may periodically waive all or a portion of its respective shareholder servicing fees with respect to the Fund to increase the net income of the Fund available for distribution as dividends.

Expenses



         The Fund bears the following expenses relating to its operations: taxes, interest, brokerage fees and commissions, fees of the Trustees of the Victory Portfolios, Commission fees, state securities qualification fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to current shareholders, outside auditing and legal expenses, advisory and administration fees, fees and out-of-pocket expenses of the custodian and transfer agent, certain insurance premiums, costs of maintenance of the Fund's existence, costs of shareholders' reports and meetings, and any extraordinary expenses incurred in the Fund's operation.



         If total expenses borne by the Fund in any fiscal year exceeds expense limitations imposed by applicable state securities regulations, Key Advisers, the Sub-Adviser or the Administrator will waive their fees to the extent such excess expenses exceed such expense limitation in proportion to their respective fees. As of the date of this Statement of Additional Information, the most restrictive expense limitation applicable to the Fund limits its aggregate annual expenses, including management and advisory fees but excluding interest, taxes, brokerage commissions, and certain other expenses, to 2.5% of the first $30 million of its average net assets, 2.0% of the next $70 million of its average net assets, and 1.5% of its remaining average net assets. Any expenses to be borne by Key Advisers, Sub-Adviser or the Administrator will be estimated daily and reconciled and paid on a monthly basis. Fees imposed upon customer accounts by Key Advisers, the Sub-Adviser, Key Trust Company of Ohio, N.A. or its correspondents, affiliated banks and other non-bank affiliates for cash management services are not fund expenses for purposes of any such expense limitation.



Fund Accountant



         BISYS Fund Services Ohio, Inc. serves as fund accountant for the Fund pursuant to a fund accounting agreement with the Victory Portfolios dated May 31, 1995 (the "Fund Accounting Agreement"). As fund accountant for the Victory Portfolios, BISYS Fund Services Ohio, Inc. calculates the Fund's Portfolios' net asset value, the dividend and capital gain distributions, if any, and the yield. BISYS Fund Services Ohio, Inc. also provides a current security position report, a summary report of transactions and pending maturities, a current cash position report, and maintains the general ledger accounting records for the Fund. Under the Fund Accounting Agreement, BISYS Fund Services Ohio, Inc. is entitled to receive annual fees of .03% of the first $100 million of the Fund's daily average net assets, .02% of the next $100 million of the Fund's daily average net assets, and .01% of the Fund's remaining daily average net assets. These annual fees are subject to a minimum monthly assets charge of $2,917 per tax-free fund, and do not include out-of-pocket expenses or multiple class charges of $833 per month assessed for each class of shares after the first class. In the fiscal years ended October 31, 1993, 1994 and 1995, the Victory Portfolios paid The Winsbury Service Corporation fund accounting fees (after fee waivers) of $8,805.19, $39,520 and $_______, respectively, for the Fund.



Custodian



         Cash and securities owned by the Fund are held by Key Trust Company of Ohio, N.A. as custodian. Key Trust Company of Ohio, N.A. serves as custodian to the Fund pursuant to a Custodian Agreement dated May 24, 1995. Under this Agreement, Key Trust Company of Ohio, N.A. (i) maintains a separate account or accounts in the name of the Fund; (ii) makes receipts and disbursements of money on behalf of the Fund; (iii) collects and receives all income and other payments and distributions on account of portfolio securities; (iv) responds to correspondence from security brokers and others relating to its duties; and (v) makes periodic reports to the Victory Portfolios' Trustees concerning the Victory Portfolios' operations. Key Trust Company of Ohio, N.A. may, with the approval of the Victory Portfolios and the custodian's own expense, open and maintain a sub-custody account or accounts on behalf of the Fund, provided that Key Trust Company of Ohio, N.A. shall remain liable for the performance of all of its duties under the Custodian Agreement.



Transfer Agent



         Primary Funds Service Corporation ("PFSC") serves as transfer agent and dividend disbursing agent for the Fund, pursuant to a Transfer Agency and Shareholder Servicing Agreement. Under its agreement with the Victory Portfolios, PFSC has agreed (i) to issue and redeem shares of the Victory Portfolios; (ii) to address and mail all communications by the Victory Portfolios to its shareholders, including reports to shareholders, dividend and distribution notices, and proxy material for its meetings of shareholders;
(iii) to respond to correspondence or inquiries by shareholders and others relating to its duties; (iv) to maintain shareholder accounts and certain sub-accounts; and (v) to make periodic reports to the Victory Portfolios' Trustees concerning the Victory Portfolios' operations. For the services provided under the Transfer Agency and Shareholder Servicing Agreement, PFSC receives a maximum monthly fee of $1,250 from the Fund, and a maximum of $3.50 per account of the Fund.



Auditors



         The financial highlights appearing in the Prospectus for the Fund, other than unaudited information marked as such, has been derived from financial statements of the Victory Portfolios appearing in or incorporated by reference in this Statement of Additional Information which have been audited by Coopers & Lybrand L.L.P., independent accountants, as set forth in their report appearing elsewhere herein, and are included in reliance upon such report and on the authority of such firm as experts in auditing and accounting. Coopers & Lybrand L.L.P.'s address is 100 East Broad Street, Columbus, Ohio 43215.


Legal Counsel

         Kramer, Levin, Naftalis, Nessen, Kamin & Frankel, 919 Third Avenue, New York, New York 10022 is counsel to the Victory Portfolios.



                             ADDITIONAL INFORMATION



Description of Shares



          The Victory Portfolios (sometimes referred to as the "Trust") is a Delaware business trust. Its Delaware Trust Instrument was adopted on December 6, 1995 and a certificate of Trust for the Trust was filed in Delaware on December __, 1995. On February 29, 1996, the Victory Portfolios converted from a Massachusetts business trust to a Delaware business trust.



         The previously effective Massachusetts Declaration of Trust, pursuant to which the Victory Portfolios was originally called the North Third Street Fund, was filed with the Secretary of State of the Commonwealth of Massachusetts on February 6, 1986. On September 22, 1986, an Amended and Restated Declaration of Trust was filed to change the name of the Trust to The Emblem Fund and to make certain other changes. A second amendment was filed October 23, 1986 providing for voting of shares in the aggregate except where voting of shares by series is otherwise required by law. An amendment to the Amended and Restated Declaration of Trust was filed on March 15, 1993 to change the name of the Trust to The Society Funds. An Amended and Restated Declaration of Trust was then filed on September 2, 1994 to change the name of the Trust to The Victory Portfolios.



         The currently effective Delaware Trust Instrument authorizes the Trustees to issue an unlimited number of shares, which are units of beneficial interest, without par value. The Victory Portfolios presently has twenty-eight series of shares, which represent interests in the U.S. Government Obligations Fund, the Prime Obligations Fund, the Tax-Free Money Market Fund, the Balanced Fund, the Stock Index Fund, the Value Fund, the Diversified Stock Fund, the Growth Fund, the Special Value Fund, the Special Growth Fund, the Ohio Regional Stock Fund, the International Growth Fund, the Limited Term Income Fund, the Government Mortgage Fund, the Ohio Municipal Bond Fund, the Intermediate Income Fund, the Investment Quality Bond Fund, the Florida Tax-Free Bond Fund, the Municipal Bond Fund, the Convertible Securities Fund, the Short-Term U.S. Government Income Fund, the Government Bond Fund, the Fund for Income, the National Municipal Bond Fund, the New York Tax-Free Fund, the Institutional Money Market Fund, the Financial Reserves Fund and the Ohio Municipal Money Market Fund, respectively. The Victory Portfolios' Delaware Trust Instrument authorizes the Trustees to divide or redivide any unissued shares of the Victory Portfolios into one or more additional series by setting or changing in any one or more respects their respective preferences, conversion or other rights, voting power, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption.


         Shares have no subscription or preemptive rights and only such conversion or exchange rights as the Trustees may grant in their discretion. When issued for payment as described in the Prospectus and this Statement of Additional Information, the Victory Portfolios' shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of the Victory Portfolios, shares of the Fund are entitled to receive the assets available for distribution belonging to the Fund, and a proportionate distribution, based upon the relative asset values of the respective funds of the Victory Portfolios, of any general assets not belonging to any particular fund which are available for distribution.

         As described in the Prospectus under the caption "ADDITIONAL INFORMATION -- Voting Rights," shares of the Victory Portfolios are entitled to one vote per share (with proportional voting for fractional shares) on such matters as shareholders are entitled to vote. On any matter submitted to a vote of the shareholders, all shares are voted separately by individual series (funds), and whenever the Trustees determine that the matter affects only certain series, may be submitted for a vote by only such series, except (i) when required by the 1940 Act, shares are voted in the aggregate and not by individual series; and (ii) when the Trustees have determined that the matter affects the interests of more than one series and that voting by shareholders of all series would be consistent with the 1940 Act, then the shareholders of all such series shall be entitled to vote thereon (either by individual series or by shares voted in the aggregate, as the Trustees in their discretion may determine). The Trustees may also determine that a matter affects only the interests of one or more classes of a series, in which case (or if required under the 1940 Act) such matter shall be voted on by such class or classes. There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees have been elected by the shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. In addition, Trustees may be removed from office by a vote of the holders of at least two-thirds of the outstanding shares of the Victory Portfolios. A meeting shall be held for such purpose upon the written request of the holders of not less than 10% of the outstanding shares. Upon written request by ten or more shareholders meeting the qualifications of Section 16(c) of the 1940 Act, (i.e., person who have been shareholders for at least six months, and who hold shares having an NAV of at least $25,000 or constituting 1% of the outstanding shares) stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Victory Portfolios will provide a list of shareholders or disseminate appropriate materials (at the expense of the requesting shareholders). Except as set forth above, the Trustees shall continue to hold office and may appoint their successors.

         Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Victory Portfolios shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each fund of the Victory Portfolios affected by the matter. For purposes of determining whether the approval of a majority of the outstanding shares of a fund will be required in connection with a matter, a fund will be deemed to be affected by a matter unless it is clear that the interests of each fund in the matter are identical, or that the matter does not affect any interest of the fund. Under Rule 18f-2, the approval of an investment advisory agreement or any change in investment policy would be effectively acted upon with respect to a fund only if approved by a majority of the outstanding shares of such fund. However, Rule 18f-2 also provides that the ratification of independent public accountants, the approval of principal underwriting contracts, and the election of Trustees may be effectively acted upon by shareholders of all of the Victory Portfolios voting without regard to series.


Shareholder and Trustee Liability



         The Delaware Business Trust Act provides that a shareholder of a Delaware business trust shall be entitled to the same limitation of personal liability extended to shareholders of Delaware corporations. The Delaware Trust Instrument also provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his or her being or having been a shareholder. The Delaware Trust Instrument also provides that the Victory Portfolios shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Victory Portfolios, and shall satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered to be extremely remote.



         The Delaware Trust Instrument states further that no Trustee, officer, or agent of the Victory Portfolios shall be personally liable in connection with the administration or preservation of the assets of the funds or the conduct of the Victory Portfolios' business; nor shall any Trustee, officer, or agent be personally liable to any person for any action or failure to act except for his own bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties. The Declaration of Trust also provides that all persons having any claim against the Trustees or the Victory Portfolios shall look solely to the assets of the Victory Portfolios for payment.



Calculation of Performance Data



         Performance information showing the Fund's total return may be presented, from time to time, in advertising and sales literature.



         Performance information showing a Fund's total return and/or 30-day yield may be presented, from time to time, in advertising and sales literature. Based on the 30-day period ended October 31, 1995 ("30-day base period"), the 30-day yield for the Fund was ___%. A 30-day yield is calculated by dividing the net investment income per-share earned during the 30-day base period by the maximum offering price per share on the last day of the period, according to the following formula:



                                            a-b
                  30-Day Yield = 2[( ----- +1) to the 6th power -1]
                                             cd



         In the above formula, "a" represents dividends and interest earned during the 30-day base period; "b" represents expenses accrued for the 30-day base period (net of reimbursements); "c" represents the average daily number of shares outstanding during the 30-day base period that were entitled to receive dividends; and "d" represents the maximum offering price per share on the last day of the 30-day base period.



         From time to time, the tax equivalent 30-day yield of the Fund may be presented in advertising and sales literature. The tax equivalent 30-day yield will be computed by dividing that portion of the Funds' yield which is tax-exempt by one minus a stated tax rate and adding the product to that portion, if any, of the yield of the Fund that is not tax-exempt. For the 30-day period ended October 31, 1995 the tax equivalent 30-day yield for the Fund was ___%.



         For the one year period ended October 31, 1995, the average annual total return of the Fund was ____%. The average annual total return for the Fund for the five year period ended October 31, 1995 was ____%. The average annual return for the Fund from commencement of operations (______ __, 19__) through October 31, 1995 was ____%.



         The Fund's average annual total return was determined by calculating the change in the value of a hypothetical $1,000 investment in the Fund for each of the periods shown. This figure is computed by determining the average annual compounded rate of return over the applicable period that would equate the initial amount invested to the ending redeemable value of the investment. The ending redeemable value includes dividends and capital gain distributions reinvested at net asset value. The resulting percentages indicated the positive or negative investment results that an investor would have experienced from changes in share price and reinvestment of dividends and capital gains distributions.



         Current yields will fluctuate, from time to time, and are not necessarily representative of future results. Accordingly, the Fund's yield may not provide a basis for comparison with bank deposits or other investments that pay a fixed return for a stated period of time. Yield is a function of the portfolio's quality, composition, and maturity, as well as expenses allocated to the Fund. Fees imposed upon customer accounts by Key Advisers, the Sub-Adviser, their correspondents, affiliated banks and other non-bank affiliates for cash management services will reduce the Fund's effective yield to customers.



         From time to time, performance information for the Fund showing the Fund's average annual total return, aggregate total return, and/or yield may be presented in advertisements, sales literature and in reports to shareholders. Such performance figures are based on historical earnings and are not intended to indicate future performance. Average annual total return will be calculated over a stated period. Average annual total return is measured by comparing the value of an investment in the Fund at the beginning of the relevant period (as adjusted for sales charges, if any) to the redemption value of the investment at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions), and then annualizing that figure. Average annual total return is a hypothetical return, and is generally not the same as actual annual total return. Aggregate total return is calculated similarly to average annual total return except that the return figure is aggregated over the relevant period instead of annualized. Yield will be computed by dividing the Fund's net investment income per share earned during a recent one-month period by the Fund's maximum offering price per share (reduced by any undeclared earned income expected to be paid shortly as a dividend) on the last day of the period.



         Investors may also judge, and the Victory Portfolios may at times advertise, the performance of the Fund by comparing it to the performance of other mutual funds or mutual fund portfolios with comparable investment objectives and policies, which performance may be contained in various unmanaged mutual fund or market indices or rankings such as those prepared by Dow Jones & Co., Inc., Standard & Poor's Corporation, Lehman Brothers, Merrill Lynch, and Salomon Brothers, and in publications issued by Lipper Analytical Services, Inc. and in the following publications: IBC/Donoghue's Money Fund Reports, Ibbotson Associates, Inc., Morningstar, CDA/Wiesenberger, Money Magazine, Forbes, Barron's, The Wall Street Journal, The New York Times, Business Week, American Banker, Fortune, Institutional Investor, U.S.A. Today. In addition to yield information, general information about the Victory Portfolios that appear in a publication such as those mentioned above may also be quoted or reproduced in advertisements or in reports to shareholders.



         From time to time, the Victory Portfolios may include the following types of information in advertisements, supplemental sales literature and reports to shareholders: (1) discussions of general economic or financial principles (such as the effects of inflation, the power of compounding and the benefits of dollar-cost averaging); (2) discussions of general economic trends;
(3) presentations of statistical data to supplement such discussions; (4) descriptions of past or anticipated portfolio holdings for one or more funds of the Victory Portfolios; (5) descriptions of investment strategies for one or more of such funds; (6) descriptions or comparisons of various savings and investment products (including but not limited to insured bank products, annuities, qualified retirement plans and individual stocks and bonds) which may or may not include the Victory Portfolios; (7) comparisons of investment products (including the Victory Portfolios) with relevant market or industry indices or other appropriate benchmarks; and (8) discussions of fund rankings or ratings by NRSROs.



         Yield and performance are functions of the type and quality of instruments held in the portfolio, operating expenses, and market conditions. Consequently, current yields and performance will fluctuate and are not necessarily representative of future results. Any fees charged by Key Advisers, the Sub-Adviser or other service providers with respect to customer accounts for investing in the Victory Portfolios will not be reflected in performance calculations.



Miscellaneous



         As used in the Prospectus and in this Statement of Additional Information, "assets belonging to a fund" (or "assets belonging to the Fund") means the consideration received by the Victory Portfolios upon the issuance or sale of shares in that fund, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale, exchange, or liquidation of such investments, and any funds or payments derived from any reinvestment of such proceeds and any general assets of the Victory Portfolios, which general liabilities and expenses are not readily identified as belonging to a particular fund (or the Fund) that are allocated to that fund (or the Fund) by the Victory Portfolios' Trustees. The Trustees may allocate such general assets in any manner they deem fair and equitable.
It is anticipated that the formula that will be used by the Trustees in making allocations of general assets to a particular fund of the Victory Portfolios will be the relative net asset value of the respective fund at the time of allocation. Assets belonging to a particular fund are charged with the direct liabilities and expenses of that fund, and with a share of the general liabilities and expenses of each of the funds not readily identified as belonging to a particular fund but that are allocated to each fund in accordance with its proportionate share of the net asset values of the Victory Portfolios at the time of allocation. The timing of allocations of general assets and general liabilities and expenses of the Victory Portfolios to a particular fund will be determined by the Trustees of the Victory Portfolios and will be in accordance with generally accepted accounting principles. Determinations by the Trustees of the Victory Portfolios as to the timing of the allocation of general liabilities and expenses and as to the timing and allocable portion of any general assets with respect to a particular fund are conclusive.

         As used in the Prospectus and in this Statement of Additional Information, a "vote of a majority of the outstanding shares" or a "vote of a majority of the outstanding voting securities" of the Victory Portfolios or a particular fund means the affirmative vote of the lesser of (a) 67% or more of the shares of the Victory Portfolios or such fund present at a meeting at which the holders of more than 50% of the outstanding shares of the Victory Portfolios or such fund are represented in person or by proxy, or (b) more than 50% of the outstanding shares of the Victory Portfolios or such fund.

         Organizational expenses are allocated to each of the Victory Portfolios and are amortized over a period of two years from the commencement of the public offering of shares of the Victory Portfolios.


         As of February 1, 1996, the Trustees and officers of the Victory Portfolios, as a group, owned less than one percent of the shares of the Fund.



         Individual Trustees are elected by the shareholders and, subject to removal by the vote of the holders of two-thirds of the outstanding shares of the Victory Portfolios, serve for a term lasting until the next meeting of shareholders at which trustees are elected. Such meetings are not required to be held at any specific intervals. Individual Trustees may be removed by vote of the shareholders voting not less than a majority of the shares then outstanding cast in person or by proxy at any meeting called for that purpose, or by a written declaration signed by shareholders voting not less than two-thirds of the shares then outstanding.


         The Victory Portfolios is registered with the Commission as an open-end management investment company. Such registration does not involve supervision by the Commission of the management or policies of the Victory Portfolios.

         The Prospectus and this Statement of Additional Information omit certain of the information contained in the Registration Statement filed with the Securities and Exchange Commission. Copies of such information may be obtained from the Commission upon payment of the prescribed fee.

         The Prospectus and this Statement of Additional Information are not an offering of the securities herein described in any state in which such offering may not lawfully be made. No salesman, dealer, or other person is authorized to give any information or make any representation other than those contained in the Prospectus and this Statement of Additional Information.


         [The financial statements of the Fund for the period ended April 30, 1995 are set forth following this Part B of the Registration Statement.



         The 1995 Annual Report to shareholders of The Victory Portfolios is incorporated by reference herein. This report includes the financial statements for the two month period ended October 31, 1995 and the fiscal year ended August 31, 1995. The opinion in the Annual Report of Coopers & Lybrand L.L.P., independent accountants, is incorporated by reference herein in its entirety to such Annual Report, and such financial statements are incorporated in their entirety in reliance upon such report of Coopers & Lybrand L.L.P. and on the authority of such firm as experts in auditing and accounting.



         Delaware law authorizes electronic or telephonic communications between shareholders and the Victory Portfolios. Under Delaware law, the Successor Company has the flexibility to respond to future business contingencies. For example, the Trustees will have the power to incorporate the Victory Portfolios, to merge or consolidate it with another entity, to cause each fund to become a separate trust, and to change the Victory Portfolios' domicile without a shareholder vote. This flexibility could help reduce the expense and frequency of future shareholder meetings for non-investment related issues.

INDEPENDENT AUDITOR'S REPORT



FINANCIAL STATEMENTS

                                    APPENDIX



         The nationally recognized statistical rating organizations (individually, an "NRSRO") that may be utilized by KeyCorp Advisers or Society with regard to portfolio investments for the Fund include Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P"), Duff & Phelps, Inc. ("Duff"), Fitch Investors Service, Inc. ("Fitch"), IBCA Limited and its affiliate, IBCA Inc. (collectively, "IBCA"), and Thomson BankWatch, Inc. ("Thomson"). Set forth below is a description of the relevant ratings of each such NRSRO. The NRSROs that may be utilized by Key Advisers or the Sub-Adviser and the description of each NRSRO's ratings is as of the date of this Statement of Additional Information, and may subsequently change.


         Long-Term Debt Ratings (may be assigned, for example, to corporate and municipal bonds)

         Description of the five highest long-term debt ratings by Moody's (Moody's applies numerical modifiers ( e.g., 1, 2, and 3) in each rating category to indicate the security's ranking within the category):

         Aaa. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

         A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

         Baa. Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba.  Bonds which are rated Ba are judged to have speculative elements
- their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times in the future. Uncertainty of position characterizes bonds in this class.

         Description of the five highest long-term debt ratings by S&P (S&P may apply a plus (+) or minus (-) to a particular rating classification to show relative standing within that classification):

         AAA. Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

         AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

         A. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         BBB. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

         BB. Debt rated BB is regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

         Description of the three highest long-term debt ratings by Duff:

         AAA. Highest credit quality. The risk factors are negligible being only slightly more than for risk-free U.S. Treasury debt.

         AA+.    High credit quality Protection factors are strong.

         AA.     Risk is modest but may vary slightly from time to time

         AA-.    because of economic conditions.

         A+.     Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

         Description of the three highest long-term debt ratings by Fitch (plus or minus signs are used with a rating symbol to indicate the relative position of the credit within the rating category):

         AAA. Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

         AA. Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issues is generally rated "[-]+."

         A. Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

         IBCA's description of its three highest long-term debt ratings:

         AAA. Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly.

         AA. Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic, or financial conditions may increase investment risk albeit not very significantly.

         A. Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

         Short-Term Debt Ratings (may be assigned, for example, to commercial paper, master demand notes, bank instruments, and letters of credit)

         Moody's description of its three highest short-term debt ratings:

         Prime-1. Issuers rated Prime-1 (or supporting institutions) have a superior capacity for repayment of senior short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by many of the following characteristics:

         -       Leading market positions in well-established industries.

         -       High rates of return on funds employed.

         - Conservative capitalization structures with moderate reliance on debt and ample asset protection.

         - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

         - Well-established access to a range of financial markets and assured sources of alternate liquidity.

         Prime-2. Issuers rated Prime-2 (or supporting institutions) have a strong capacity for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         Prime-3. Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

         S&P's description of its three highest short-term debt ratings:

         A-1. This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to have extremely strong safety characteristics are denoted with a plus sign (+).

         A-2. Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

         A-3. Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

         Duff's description of its five highest short-term debt ratings (Duff incorporates gradations of "1+" (one plus) and "1-" (one minus) to assist investors in recognizing quality differences within the highest rating category):

         Duff 1+. Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

         Duff 1. Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

         Duff 1-. High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

         Duff 2. Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

         Duff 3. Satisfactory liquidity and other protection factors qualify issue as to investment grade.

         Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

         Fitch's description of its four highest short-term debt ratings:

         F-1+. Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

         F-1. Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

         F-2. Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ or F-1 ratings.

         F-3. Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

         IBCA's description of its three highest short-term debt ratings:

         A+. Obligations supported by the highest capacity for timely repayment.

         A1. Obligations supported by a very strong capacity for timely repayment.

         A2. Obligations supported by a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

Short-Term Loan/Municipal Note Ratings

         Moody's description of its two highest short-term loan/municipal note ratings:

         MIG-1/VMIG-1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

         MIG-2/VMIG-2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

         S&P's description of its two highest municipal note ratings:
         SP-1. Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

         SP-2.  Satisfactory capacity to pay principal and interest.

Short-Term Debt Ratings

         Thomson BankWatch, Inc. ("TBW") ratings are based upon a qualitative and quantitative analysis of all segments of the organization including, where applicable, holding company and operating subsidiaries.

         TBW Ratings do not constitute a recommendation to buy or sell securities of any of these companies. Further, BankWatch does not suggest specific investment criteria for individual clients.

         The TBW Short-Term Ratings apply to commercial paper, other senior short-term obligations and deposit obligations of the entities to which the rating has been assigned.

         The TBW Short-Term Ratings apply only to unsecured instruments that have a maturity of one year or less.

         The TBW Short-Term Ratings specifically assess the likelihood of an untimely payment of principal or interest.

         TBW-1. The highest category; indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

         TBW-2. The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".

         TBW-3. The lowest investment grade category; indicates that while more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

         TBW-4. The lowest rating category; this rating is regarded as non-investment grade and therefore speculative.

Definitions of Certain Money Market Instruments

Commercial Paper

         Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper normally have maturities of less than nine months and fixed rates of return.

Certificates of Deposit

         Certificates of Deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return.

Bankers' Acceptances

         Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity.

U.S. Treasury Obligations

         U.S. Treasury Obligations are obligations issued or guaranteed as to payment of principal and interest by the full faith and credit of the U.S. Government. These obligations may include Treasury bills, notes and bonds, and issues of agencies and instrumentalities of the U.S. Government, provided such obligations are guaranteed as to payment of principal and interest by the full faith and credit of the U.S. Government.

U.S. Government Agency and Instrumentality Obligations

         Obligations issued by agencies and instrumentalities of the U.S. Government include such agencies and instrumentalities as the Government National Mortgage Association, the Export-Import Bank of the United States, the Tennessee Valley Authority, the Farmers Home Administration, the Federal Home Loan Banks, the Federal Intermediate Credit Banks, the Federal Farm Credit Banks, the Federal Land Banks, the Federal Housing Administration, the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, and the Student Loan Marketing Association. Some of these obligations, such as those of the Government National Mortgage Association are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law. The Fund will invest in the obligations of such instrumentalities only when the investment adviser believes that the credit risk with respect to the instrumentality is minimal.

                      STATEMENT OF ADDITIONAL INFORMATION




                             THE VICTORY PORTFOLIOS




                           THE PRIME OBLIGATIONS FUND




                                 March 1, 1996



         This Statement of Additional Information is not a Prospectus, but should be read in conjunction with the Prospectus of The Victory Portfolios - The Victory Prime Obligations Fund, dated the same date as the date hereof (the "Prospectus"). This Statement of Additional Information is incorporated by reference in its entirety into the Prospectus. Copies of the Prospectus may be obtained by writing The Victory Portfolios at Primary Funds Service Corporation, P.O. Box 9741, Providence, RI 02940-9741, or by telephoning toll free 800-539-FUND or 800-539-3863.



Investment Policies and Limitations                 1               INVESTMENT ADVISER
Valuation of Portfolio Securities                   6               KeyCorp Mutual Fund Advisers, Inc.
Additional Purchase and Redemption Information      7
Management of the Victory Portfolios               10               INVESTMENT SUB-ADVISER
Advisory and Other Contracts                       19               Society Asset Management, Inc.
Additional Information                             26
Independent Auditor's Report                       31               ADMINISTRATOR
Financial Statements                               31               Concord Holding Corporation
Appendix                                           32
                                                                    DISTRIBUTOR
                                                                    Victory Broker-Dealer Services, Inc.

                                                                    TRANSFER AGENT
                                                                    Primary Funds Service Corporation

                                                                    CUSTODIAN
                                                                    Key Trust Company of Ohio, N.A.

                      STATEMENT OF ADDITIONAL INFORMATION



         The Victory Portfolios (the "Victory Portfolios") is an open-end management investment company. The Victory Portfolios consist of twenty-eight series of units of beneficial interest ("shares"), four of which series are currently inactive. The outstanding shares represent interests in the twenty-four separate investment portfolios which are currently active. This Statement of Additional Information relates to the Victory Prime Obligations Fund (the "Fund") only. Much of the information contained in this Statement of Additional Information expands on subjects discussed in the Prospectus. Capitalized terms not defined herein are used as defined in the Prospectus. No investment in shares of the Fund should be made without first reading the Fund's Prospectus.




                      INVESTMENT POLICIES AND LIMITATIONS



Additional Information Regarding Fund Instruments



         The following policies supplement the investment objectives and policies of the Fund set forth in the Prospect.



         High Quality Investments . As noted in the Prospectus for the Fund, the Fund may invest only in obligations determined by Key Advisers to present minimal credit risks under guidelines adopted by the Fund's Board of Trustees (the "Board of Trustees" or the "Trustees").



         Investments will be limited to those obligations which, at the time of purchase, (i) possess the highest short-term ratings from at least two nationally recognized statistical rating organizations ("NRSROs"); or (ii) do not possess a rating (i.e., are unrated) but are determined by Society Asset Management, Inc. to be of comparable quality to the rated instruments eligible for purchase by the Fund under guidelines adopted by the Trustees. For purposes of these investment limitations, a security that has not received a rating will be deemed to possess the rating assigned to an outstanding class of the issuer's short-term debt obligations if determined by Society Asset Management, Inc. to be comparable in priority and security to the obligation selected for purchase by the Fund. (The above described securities which may be purchased by the Fund are hereinafter referred to as "Eligible Securities.")



         A security subject to a tender or demand feature will be considered an Eligible Security only if both the demand feature and the underlying security possess a high quality rating, or, if such do not possess a rating, are determined by Society Asset Management, Inc. to be of comparable quality; provided, however, that where the demand feature would be readily exercisable in the event of a default in payment of principal or interest on the underlying security, this obligation may be acquired based on the rating possessed by the demand feature or, if the demand feature does not possess a rating, a determination of comparable quality by Society Asset Management, Inc. A security which at the time of issuance had a maturity exceeding 397 days but, at the time of purchase, has remaining maturity of 397 days or less, is not considered an Eligible Security if it does not possess a high quality rating and the long-term rating, if any, is not within the two highest rating categories.



         Pursuant to Rule 2a-7 under the Investment Company Act of 1940 (the "1940 Act"), the Fund will maintain a dollar-weighted average portfolio maturity which does not exceed 90 days.



         The Fund will not invest more than 5% of its total assets in the securities of any one issuer, except that the Fund may invest up to 25% of its total assets in securities of one or more issuers each representing more than 5% of its total assets for a period of up to three business days. If a percentage limitation is satisfied at the time of purchase, a later increase in such percentage resulting from a change in the Fund's net asset value or a subsequent change in a security's qualification as an Eligible Security will not constitute a violation of the limitation. In addition, there is no limit on the percentage of the Fund's assets that may be invested in obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities and repurchase agreements fully collateralized by such obligations.

         In the event that a security is a second tier security, the Fund will not have invested more than: (1) the greater of one percent of its total assets or one million dollars in securities issued by that issuer, which when acquired by the Fund (either initially or upon any subsequent rollover) were second tier securities; and (2) 5% of its total assets in securities which, when acquired by the Fund (either initially or upon subsequent rollover) were second tier securities.



         Under the guidelines adopted by the Fund's Trustees and in accordance with Rule 2a-7 under the 1940 Act, Key Advisers or the Sub-Adviser may be required to dispose promptly of an obligation held by the Fund in the event of certain developments that indicate a diminution of the instrument's credit quality, such as where an NRSRO downgrades an obligation below the second highest rating category, or in the event of a default relating to the financial condition of the issuer. In this regard, the Trustees have established procedures designed to stabilize, to the extent reasonably possible, the price per share of the Fund as computed for the purpose of distribution, redemption and repurchase at $1.00. Such procedures will include review of the Fund's portfolio holdings by the Trustees, at such intervals as they may deem appropriate, to determine whether the net asset value of the Fund, calculated by using readily available market quotations, deviates from $1.00 per share, and, if so, whether such deviation may result in material dilution or is otherwise unfair to existing shareholders (a "Material Deviation"). In the event the Trustees determine that a Material Deviation exists, they will take such corrective action as they regard as necessary and appropriate, including selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends, paying shareholder redemption requests in portfolio securities at their then-current market value, or establishing a net asset value per share by using readily available market quotations.



         The Appendix of this Statement of Additional Information identifies each NRSRO which may be utilized by Key Advisers or the Sub-Adviser with regard to portfolio investments for the Fund and provides a description of relevant ratings assigned by each such NRSRO. A rating by an NRSRO may be utilized only where the NRSRO is neither controlling, controlled by, or under common control with the issuer of, or any issuer, guarantor, or provider of credit support for, the instrument.



         Bankers' Acceptances and Certificates of Deposit . The Fund may invest in bankers' acceptances, certificates of deposit, and demand and time deposits. Bankers' acceptances are negotiable drafts or bills of exchange typically drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return.



         Bankers' acceptances will be those guaranteed by domestic and foreign banks, if at the time of purchase such banks have capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements). Certificates of deposit and demand and time deposits invested in by the Fund will be those of domestic and foreign banks and savings and loan associations, if (a) at the time of purchase such financial institutions have capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements) or (b) the principal amount of the instrument is insured in full by the Federal Deposit Insurance Corporation or the Savings Association Insurance Fund.



         The Fund may also invest in Eurodollar Certificates of Deposit ("ECDs") which are U.S. dollar-denominated certificates of deposit issued by branches of foreign and domestic banks located outside the United States, Yankee Certificates of Deposit ("Yankee CDs") which are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States, Eurodollar Time Deposits ("ETDs") which are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or a foreign bank, and Canadian Time Deposits ("CTDs") which are U.S. dollar-denominated certificates of deposit issued by Canadian offices of major Canadian Banks.



         Commercial Paper. Commercial paper consists of unsecured promissory notes issued by corporations. Except as noted below with respect to variable amount master demand notes, issues of commercial paper normally have maturities of less than nine months and fixed rates of return.

         Variable Amount Master Demand Notes . Variable amount master demand notes, in which the Fund may invest, are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Although there is no secondary market for these notes, the Fund may demand payment of principal and accrued interest at any time and may resell the notes at any time to a third party. The absence of an active secondary market, however, could make it difficult for the Fund to dispose of a variable amount master demand note if the issuer defaulted on its payment obligations, and the Fund could, for this or other reasons, suffer a loss to the extent of the default. While the notes are not typically rated by credit rating agencies, issuers of variable amount master demand notes must satisfy the same criteria as set forth above for unrated commercial paper, and Key Advisers or the Sub-Adviser will continuously monitor the issuer's financial status and ability to make payments due under the instrument. Where necessary to ensure that a note is of "high quality," the Fund will require that the issuer's obligation to pay the principal of the note be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend. For purposes of the Fund's investment policies, a variable amount master note will be deemed to have a maturity equal to the longer of the period of time remaining until the next readjustment of its interest rate or the period of time remaining until the principal amount can be recovered from the issuer through demand. (See Variable and Floating Rate Notes.)



         Foreign Investment. The Fund may invest in securities issued by foreign branches of U.S. banks, foreign banks, or other foreign issuers, including American Depository Receipts ("ADRs") and securities purchased on foreign securities exchanges. Such investment may subject the Fund to investment risks that differ in some respects from those related to investments in obligations of U.S. domestic issuers or in U.S. securities markets. Such risks include future adverse political and economic developments, possible seizure, nationalization, or expropriation of foreign investments, less stringent disclosure requirements, the possible establishment of exchange controls or taxation at the source, and the adoption of other foreign governmental restrictions. Additional risks include currency exchange risks, less publicly available information, the risk that companies may not be subject to the accounting, auditing and financial reporting standards and requirements of U.S. companies, the risk that foreign securities markets may have less volume and therefore many securities traded in these markets may be less liquid and their prices are more volatile than U.S. securities, and the risk that custodian and brokerage costs may be higher. Permissible investments include obligations or securities of foreign issuers, foreign branches of U.S. banks and of foreign banks. The Fund will acquire such securities only when Key Advisers or the Sub-Adviser believes the risks associated with such investments are minimal.



         Short-Term Funding Agreements . The Fund may invest in short-term funding agreements (sometimes referred to as "GICs") issued by insurance companies. Pursuant to such agreements, the Fund makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits the Fund, on a monthly basis, guaranteed interest which is based on an index. The short-term funding agreements provide that this guaranteed interest will not be less than a certain minimum rate. Because the principal amount of a short-term funding agreement may not be received from the insurance company on seven days notice or less, the agreement is considered to be an illiquid investment and, together with other instruments in the Fund which are not readily marketable, will not exceed 10% of the Fund's total assets. In determining dollar-weighted average portfolio maturity, a short-term funding agreement will be deemed to have a maturity equal to the period of time remaining until the next readjustment of the guaranteed interest rate.



         U.S. Government Obligations. The Fund may invest in obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. Government are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the U.S. Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others are supported only by the credit of the agency or instrumentality. No assurance can be given that the U.S. Government will provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so by law. The Fund will invest in the obligations of such agencies and instrumentalities only when Key Advisers believes that the credit risk with respect thereto is minimal.



         Securities Lending. The Fund may lend its portfolio securities to broker-dealers, banks or institutional borrowers of securities. The Fund must receive a minimum of 100% collateral, plus any interest due in the form of cash or U.S. Government securities. This collateral must be valued daily and should the market value of the loaned securities increase, the borrower must furnish additional collateral to the fund. During the time portfolio securities are on loan, the borrower will pay the Fund any interest paid on such securities plus any interest negotiated between the parties to the lending agreement. Loans will be subject to termination by the Fund or the borrower at any time. The Fund will only enter into loan arrangements with broker-dealers, banks or other institutions which Key Advisers or the Sub-Adviser has determined are creditworthy under guidelines established by the Fund's Trustees.



         Variable and Floating Rate Notes . The Fund may acquire variable and floating rate notes subject to its investment objectives, policies and restrictions. A variable rate note is one whose terms provide for the readjustment of its interest rate on set dates and which, upon such readjustment, can reasonably be expected to have a market value that approximates its par value. A floating rate note is one whose terms provide for the readjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. Such notes are frequently not rated by credit rating agencies; however, unrated variable and floating rate notes purchased by the Fund will only be those determined by Key Advisers or the Sub-Adviser, under guidelines established by the Trustees, to pose minimal credit risks and to be of comparable quality, at the time of purchase, to rated instruments eligible for purchase under these Fund's investment policies. In making such determinations, Key Advisers or the Sub-Adviser will consider the earning power, cash flow and other liquidity ratios of the issuers of such notes (such issuers include financial, merchandising, bank holding and other companies) and will continuously monitor their financial condition. Although there may be no active secondary market with respect to a particular variable or floating rate note purchased by the Fund, the Fund may resell the note at any time to a third party. The absence of an active secondary market, however, could make it difficult for the Fund to dispose of a variable or floating rate note in the event the issuer of the note defaulted on its payment obligations and the fund could, for this or other reasons, suffer a loss to the extent of the default. Variable or floating rate notes may be secured by bank letters of credit.



         Variable or floating rate notes may have maturities of more than one year, as follows:



         1. A note that is issued or guaranteed by the United States government or any agency thereof and which has a variable rate of interest readjusted no less frequently than annually will be deemed by the Fund to have a maturity equal to the period remaining until the next readjustment of the interest rate.



         2. A variable rate note, the principal amount of which is scheduled on the face of the instrument to be paid in one year or less, will be deemed by the Fund to have a maturity equal to the period remaining until the next readjustment of the interest rate.



         3. A variable rate note that is subject to a demand feature scheduled to be paid in one year or more will be deemed by the Fund to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.



         4. A floating rate note that is subject to a demand feature will be deemed by the Fund to have a maturity equal to the period remaining until the principal amount can be recovered through demand.



         As used above, a note is "subject to a demand feature" where the Fund is entitled to receive the principal amount of the note either at any time on no more than 30 days' notice or at specified intervals not exceeding one year and upon no more than 30 days' notice.



         Other Investment Companies . The Fund may invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the securities of any one investment company or invest more than 10% of its total assets in the securities of other investment companies. To the extent required by the laws of any state in which Fund's shares are sold, Key Advisers will waive its investment advisory fee as to all assets invested in other investment companies. Because such other investment companies employ an investment adviser, such investment by the Fund will cause shareholders to bear duplicative fees, such as management fees.

         Repurchase Agreements. Securities held by the Fund may be subject to repurchase agreements. Under the terms of a repurchase agreement, the Fund would acquire securities from financial institutions or registered broker-dealers deemed creditworthy by Key Advisers or the Sub-Adviser pursuant to guidelines adopted by the Fund's Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed upon date and price. The seller is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). If the seller were to default on its repurchase obligation or become insolvent, the Fund holding such obligation would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price, or to the extent that the disposition of such securities by the fund is delayed pending court action.



         Reverse Repurchase Agreements . The Fund may borrow funds for temporary purposes by entering into reverse repurchase agreements in accordance with the investment restrictions described below. Pursuant to such agreements, the Fund would sell portfolio securities to financial institutions such as banks and broker-dealers, and agree to repurchase them at a mutually agreed-upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account assets (such as cash or other liquid high-grade securities) consistent with its investment restrictions having a value equal to the repurchase price (including accrued interest); the collateral will be marked-to-market on a daily basis, and will be continuously monitored to ensure that such equivalent value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price at which the fund is obligated to repurchase the securities.



         Temporary Investments. The Fund may also invest temporarily in high quality investments or cash during time of unusual market conditions for defensive purposes and in order to accommodate shareholder redemption requests although currently it does not intend to do so. Any portion of the Fund's assets maintained in cash will reduce the amount of assets in securities and thereby reduce the Fund's yield or total return.



         Government "Mortgage-backed" Securities. The Fund may invest in obligations of certain agencies and instrumentalities of the U.S. Government. Some such obligations, such as those issued by GNMA or the Export-Import Bank of the United States, are supported by the full faith and credit of the U.S. Treasury; others, such as those of FNMA, are supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Federal Farm Credit Banks or FHLMC, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored agencies and instrumentalities if it is not obligated to do so by law.



         The principal governmental (i.e., backed by the full faith and credit of the U.S. Government) guarantor of mortgage-related securities is GNMA. GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and pools of FHA-insured or VA-guaranteed mortgages. Government-related (i.e., not backed by the full faith and credit of the U.S. Government) guarantors include FNMA and FHLMC. FNMA and FHLMC are government-sponsored corporations owned entirely by private stockholders. Pass-through securities issued by FNMA and FHLMC are guaranteed as to timely payment of principal and interest by FNMA and FHLMC, respectively, but are not backed by the full faith and credit of the U.S. Government.



MORTGAGE-RELATED SECURITIES -- IN GENERAL



         Mortgage-related securities are backed by mortgage obligations including, among others, conventional 30-year fixed rate mortgage obligations, graduated payment mortgage obligations, 15-year mortgage obligations, and adjustable rate mortgage obligations. All of these mortgage obligations can be used to create pass-through securities. A pass-through security is created when mortgage obligations are pooled together and undivided interests in the pool or pools are sold. The cash flow from the mortgage obligations is passed through to the holders of the securities in the form of periodic payments of interest, principal and prepayments (net of a service fee). Prepayments occur when the holder of an individual mortgage obligation prepays the remaining principal before the mortgage obligation's scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. Because the prepayment characteristics of the underlying mortgage obligations vary, it is not possible to predict accurately the realized yield or average life of a particular issue of pass-through certificates. Prepayment rates are important because of their effect on the yield and price of the securities. Accelerated prepayments have an adverse impact on yields for pass-throughs purchased at a premium (i.e., a price in excess of principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-throughs purchased at a discount. The Fund may purchase mortgage-related securities at a premium or at a discount. Among the U.S. Government securities in which the Fund may invest are government "mortgage-backed" (or government guaranteed mortgage related securities). Such guarantees do not extend to the value of yield of the mortgage-backed securities themselves or of the Fund's shares.



         GNMA Certificates. Certificates of the Government National Mortgage Association ("GNMA") are mortgage-backed securities which evidence an undivided interest in a pool or pools of mortgages. GNMA Certificates that the Fund may purchase are the "modified pass-through" type, which entitle the holder to receive timely payment of all interest and principal payments due on the mortgage pool, net of fees paid to the "issuer" and GNMA, regardless of whether or not the mortgagor actually makes the payment.



         The National Housing Act authorizes GNMA to guarantee the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration ("FHA") or guaranteed by the Veterans Administration ("VA"). The GNMA guarantee is backed by the full faith and credit of the U.S. Government. GNMA is also empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.



         The estimated average life of a GNMA Certificate is likely to be substantially shorter than the original maturity of the mortgages underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal investment long before the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee, except to the extent that the Fund has purchased the certificates above par in the secondary market.



         FHLMC Securities. The Federal Home Loan Mortgage Corporation ("FHLMC") was created in 1970 to promote development of a nationwide secondary market in conventional residential mortgages. The FHLMC issues two types of mortgage pass-through securities ("FHLMC Certificates"), mortgage participation certificates ("PCs") and collateralized mortgage obligations ("CMOs"). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool. The FHLMC guarantees timely monthly payment of interest on PCs and the ultimate payment of principal. Recently introduced FHLMC Gold PCs guarantee the timely payment of both principal and interest.



         CMOs are securities backed by a pool of mortgages in which the principal and interest cash flows of the pool are channeled on a prioritized basis into two or more classes, or tranches, of bonds. FHLMC CMOs are backed by pools of agency mortgage-backed securities and the timely payment of principal and interest of each tranche is guaranteed by the FHLMC. The FHLMC guarantee is not backed by the full faith and credit of the U.S. Government.



         FNMA Securities. The Federal National Mortgage Association ("FNMA") was established in 1938 to create a secondary market in mortgages insured by the FHA, but has expanded its activity to the secondary market for conventional residential mortgages. FNMA primarily issues two types of mortgage-backed securities, guaranteed mortgage pass-through certificates ("FNMA Certificates") and CMOs. FNMA Certificates resemble GNMA Certificates in that each FNMA Certificate represents a pro rata share of all interest and principal payments made and owed on the underlying pool. FNMA guarantees timely payment of interest and principal on FNMA Certificates and CMOs. The FNMA guarantee is not backed by the full faith and credit of the U.S. Government.

Investment Restrictions



         The following investment restrictions are fundamental with respect to the Fund and may be changed only by a vote of a majority of the outstanding shares of the Fund as defined in "ADDITIONAL INFORMATION --Miscellaneous" of this Statement of Additional Information).



       THE FUND MAY NOT:



       1. Participate on a joint or joint and several basis in any securities trading account.



       2. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).



       3. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business). Investments by the Fund in securities backed by mortgages on real estate or in marketable securities of companies engaged in such activities are not hereby precluded.



       4. Issue any senior security (as defined in the 1940 Act), except that (a) the Fund may engage in transactions that may result in the issuance of senior securities to the extent permitted under applicable regulations and interpretations of the 1940 Act or an exemptive order; (b) the Fund may acquire other securities, the acquisition of which may result in the issuance of a senior security, to the extent permitted under applicable regulations or interpretations of the 1940 Act; (c) subject to the restrictions set forth below, the Fund may borrow money as authorized by the 1940 Act.



       5. Borrow money, except that (a) the Fund may enter into commitments to purchase securities in accordance with its investment program, including delayed-delivery and when-issued securities and reverse repurchase agreements, provided that the total amount of any such borrowing does not exceed 33 1/3% of the Fund's total assets; and (b) the Fund may borrow money for temporary or emergency purposes in an amount not exceeding 5% of the value of its total assets at the time when the loan is made. Any borrowings representing more than 5% of the Fund's total assets must be repaid before the Fund may make additional investments.



       6. Lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of publicly issued debt securities or to repurchase agreements.



       7. Underwrite securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities.



       8. With respect to 75% of the Fund's total assets, the Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.



       9. Purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or repurchase agreements secured thereby) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry./ In the utilities category, the industry shall be determined according to the service provided. For example, gas, electric, water and telephone will be considered as separate industries.



------------------------

  (1)  Insert special Footnote as per tabbed page of attachment.

       The following restrictions are not fundamental and may be changed without shareholder approval:




       1. The Fund will not purchase or retain securities of any issuer if the officers or Trustees of the Victory Portfolios or the officers or directors of its investment adviser owning beneficially more than one half of 1% of the securities of such issuer together own beneficially more than 5% of such securities.
[/R]


       2. The Fund will not invest more than 10% of its total assets in the securities of issuers which together with any predecessors have a record of less than three years of continuous operation.



       3. The Fund will not write or purchase put options or purchase call options.



       4.     The Fund will not invest more than 10% of its net assets in
illiquid securities.   Illiquid securities are securities that are not readily
marketable or cannot be disposed of promptly within seven days and in the usual course of business at approximately the price at which the Fund has valued them. Such securities include, but are not limited to, time deposits and repurchase agreements with maturities longer than seven days. Securities that may be resold under Rule 144A, or securities offered pursuant to Section 4(2) of, or securities otherwise subject to restrictions or limitations on resale under, the 1933 Act ("Restricted Securities"), shall not be deemed illiquid solely by reason of being unregistered. Key Advisers or the Sub-Adviser determine whether a particular security is deemed to be liquid based on the
trading markets for the specific security and other factors.   However, because
state securities laws may limit the Fund's investment in Restricted Securities (regardless of the liquidity of the investment), investments in Restricted Securities resalable under Rule 144A will continue to be subject to applicable state law requirements until such time, if ever, that such limitations are changed.



       5. The Fund will not make short sales of securities, other than short sales "against the box," or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment program of the Fund.



       6. The Fund may invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the securities of any one investment company or invest more than 10% of its total assets in the securities of other investment companies. Pursuant to an exemptive order received by the Victory Portfolios from the Commission, the Fund may invest in the money market funds of the Victory Portfolios.



       7.     Buy state, municipal, or private activity bonds.



State Regulations



       In addition, the Fund, so long as its shares are registered under the securities laws of the State of Texas and such restrictions are required as a consequence of such registration, is subject to the following non-fundamental policies, which may be modified in the future by the Trustees without a vote of the Fund's shareholders: the Fund has represented to the Texas State Securities Board that it: (i) will not invest in oil, gas or mineral leases or purchase or sell real property (including limited partnership interests, but excluding readily marketable securities of companies which invest in real estate); and (ii) will not invest more than 5% of its net assets in warrants valued at the lower of cost or market; provided that, included within that amount, but not to exceed 2% of net assets, may be warrants which are not listed on the New York or American Stock Exchanges. For purposes of this restriction, warrants acquired in units or attached to securities are deemed to be without value.



       The policies and limitations above supplement those set forth in the Prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of the Fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Fund's acquisition of such security or other asset except in the case of borrowing (or other activities that may be deemed to result in the issuance of a "senior security" under the 1940 Act). Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund's investment policies and limitations. If the value of the Fund's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board of Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity.



FUTURE DEVELOPMENTS



       The Fund may take advantage of other investment practices which are not at present contemplated for use by the Fund or which currently are not available but which may be developed, to the extent such investment practices are both consistent with the Fund's investment objective and are legally permissible for the Fund. Such investment practices, if they arise, may involve risks which exceed those involved in the activities described in the Prospectus and Statement of Additional Information. Prior to commencing any new investment practice, the Fund will notify shareholders by means of prospectus supplement.




Portfolio Turnover



       The turnover rate stated in the Prospectus for the Fund's investment portfolio is calculated by dividing the lesser of the Fund's purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The calculation excludes all securities whose maturities, at the time of acquisition, were one year or less. Because of this exclusion, portfolio turnover is expected to be zero percent for regulatory purposes.




                       VALUATION OF PORTFOLIO SECURITIES



       As indicated in the Prospectus, the net asset value ("NAV") of the Fund is determined and the shares of the Fund are priced as of the close of regular trading of the New York Stock Exchange ("NYSE") ("the Valuation Time(s)") on each Business Day of the Fund. A "Business Day" is a day on which the NYSE is open for trading, the Federal Reserve Bank of Cleveland is open and any other day (other than a day on which no shares of the Fund are tendered for redemption and no order to purchase any shares is received) during which there is sufficient trading in portfolio instruments that the Fund's net asset value per share might be materially affected. The NYSE, or the Federal Reserve Bank of Cleveland will not open in observance of the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving, and Christmas.



       When the NYSE is closed, or when trading is restricted for any reason other than its customary weekend or holiday closings, or under emergency circumstances as determined by the Commission to warrant such action, the Fund's transfer agent will determine the Fund's NAV at the close of business, normally 4:00 p.m., eastern time. The Fund's NAV may be affected to the extent that its securities are traded on days that are not Business Days.



       The Fund has elected to use the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act. This involves valuing an instrument at its cost initially and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. The value of securities in the portfolio can be expected to vary inversely with changes in prevailing interest rates.



       Pursuant to Rule 2a-7, the Fund will maintain a dollar-weighted average portfolio maturity appropriate to its objective of maintaining a stable net asset value per share, provided that the Fund will not purchase any security with a remaining maturity of more than 397 days (securities subject to repurchase agreements may bear longer maturities) nor maintain a dollar-weighted average portfolio maturity which exceeds 90 days. The Victory Portfolios' Trustees have also undertaken to establish procedures reasonably designed, taking into account current market conditions and the Victory Portfolios' investment objectives, to stabilize the net asset value per share of the Fund for purposes of sales and redemptions at $1.00. These procedures include review by the Trustees, at such intervals as they deem appropriate, to determine the extent, if any, to which the net asset value per share of the Fund calculated by using available market quotations deviates from $1.00 per share. In the event such deviation exceeds one-half of one percent, the Rule requires that the Board promptly consider what action, if any, should be initiated. If the Trustees believe that the extent of any deviation from the Fund's $1.00 amortized cost price per share may result in material dilution or other unfair results to new or existing investors, they will take such steps as they consider appropriate to eliminate or reduce to the extent reasonably practicable any such dilution or unfair results. These steps may include selling portfolio instruments prior to maturity, shortening the dollar-weighted average portfolio maturity, withholding or reducing dividends, reducing the number of the Fund's outstanding shares without monetary consideration, or utilizing a net asset value per share determined by using available market quotations.




                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION



Matters Affecting Redemption



       The Fund may suspend the right of redemption or postpone the date of payment for shares during any period when (a) trading on the NYSE is restricted by applicable rules and regulations of the Commission, (b) the NYSE is closed for other than customary weekend and holiday closings, (c) the Commission has by order permitted such suspension, or (d) an emergency exists as determined by the Commission.



       If, in the opinion of the Board of Trustees, conditions exist which make cash payment undesirable, redemption payments may be made in whole or in part in securities or other property, valued for this purpose as they are valued in computing the Fund's NAV. Shareholders receiving securities or other property on redemption may realize a gain or loss for tax purposes, and will incur any costs of sale, as well as the associated inconveniences.



       Pursuant to Rule 11a-3 under the 1940 Act, the Fund is required to give shareholders at least 60 days' notice prior to terminating or modifying its exchange privilege. Under the Rule, the 60-day notification requirement may be waived if (i) the only effect of a modification would be to reduce or eliminate an administrative fee, redemption fee, or deferred sales charge ordinarily payable at the time of exchange, or (ii) the Fund temporarily suspends the offering of shares as permitted under the 1940 Act or by the Commission, or because it is unable to invest amounts effectively in accordance with its investment objective and policies.



       In the Prospectus, the Fund, Key Advisers and the Sub-Adviser have notified shareholders that they reserve the right at any time without prior notice to shareholders to refuse exchange purchases by any person or group if, in Key Advisers' or the Sub- Adviser's judgment, the Fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.



Purchasing Shares



       Shares are sold at their net asset value without a sales charge on days the NYSE and the Federal Reserve Wire System are open for business. The procedure for purchasing shares of the Fund is explained in the prospectus under "Investing in the Fund."



Conversion to Federal Funds



       It is the Fund's policy to be as fully invested as possible so that maximum interest may be earned. To this end, all payments from shareholders must be in federal funds or be converted into federal funds. This conversion must be made before shares are purchased. Converting the funds to federal funds is normally accomplished within two business days of receipt of the check.

Redeeming Shares



       The Fund redeems shares at the next computed net asset value after the redemption request is received. Redemption procedures are explained in the prospectus under "Redeeming Shares."



[Redemption in Kind



       Although the Fund intends to redeem shares in cash, it reserves the right under certain circumstances to pay the redemption price in whole or in part by a distribution of securities from the Fund. To the extent available, such securities will be readily marketable.



       Redemption in kind will be made in conformity with applicable Commission rules, taking such securities at the same value employed in determining net asset value and selecting the securities in a manner the Trustees determine to be fair and equitable.



       The Fund has elected to be governed by Rule 18f-1 of the 1940 Act under which the Fund is obligated to redeem shares for any one shareholder in cash only up to the lesser of $250,000 or 1% of the Fund's net asset value during any 90-day period.]



       The Victory Portfolios may redeem shares involuntarily if redemption appears appropriate in light of the Victory Portfolios' responsibilities under the 1940 Act. (See "VALUATION" above.)


Additional Tax Information

       It is the policy of the Fund to qualify for the favorable tax treatment accorded regulated investment companies ("RICs") under Subchapter M of the Code, for so long as such qualification is in the best interest of its shareholders. By following such policy and distributing its income and gains currently with respect to each taxable year, the Victory Portfolios expects to eliminate or reduce to a nominal amount the federal income and excise taxes to which it may otherwise be subject.

       In order to qualify as a RIC, the Fund must, among other things, (1) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock or securities, foreign currencies or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities or currencies, (2) derive less than 30% of its gross income from the sale or other disposition of stock, securities, options, futures, forward contracts, and certain foreign currencies (or options, futures, or forward contracts on foreign currencies) held for less than three months, and (3) diversify its holdings so that at the end of each quarter of its taxable year (i) at least 50% of the market value of the Fund's assets is represented by cash or cash items, U.S. Government securities, securities of other RICs and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities) or of two or more issuers that the Victory Portfolios control and that are engaged in the same, similar, or related trades or businesses. These requirements may restrict the degree to which the Victory Portfolios may engage in short-term trading and concentrate investments. If the Fund qualifies as a RIC, it will not be subject to federal income tax on the part of its net investment income and net realized capital gains, if any, that it distributes to shareholders with respect to each taxable year within the time limits specified in the Code.

       A non-deductible excise tax is imposed on regulated investment companies that do not distribute in each calendar year an amount equal to 98% of their ordinary income for the year plus 98% of their capital gain net income for the 1-year period ending on October 31 of such calendar year. The balance of such income must be distributed during the following calendar year. If distributions during a calendar year are less than the required amount, the Fund is subject to a non-deductible excise tax equal to 4% of the deficiency.

       The Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of taxable dividends paid to any shareholder who has failed to provide (or provided an incorrect) tax identification number, or is subject to withholding pursuant to a notice from the Internal Revenue Service for failure to properly include on his or her income tax return payments of interest or dividends. This "backup withholding" is not an additional tax, and any amounts withheld may be credited against the shareholder's ultimate U.S. tax liability.

       Information set forth in the Prospectus and this Statement of Additional Information that relates to federal taxation is only a summary of certain key federal tax considerations generally affecting purchasers of shares of the Victory Portfolios. No attempt has been made to present a complete explanation of the federal tax treatment of the Fund or its shareholders, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential purchasers of shares of the Fund are urged to consult their tax advisers with specific reference to their own tax circumstances. In addition, the tax discussion in the Prospectus and this Statement of Additional Information is based on tax law in effect on the date of the Prospectus and this Statement of Additional Information; such laws and regulations may be changed by legislative, judicial or administrative action, sometimes with retroactive effect.



                      MANAGEMENT OF THE VICTORY PORTFOLIOS



Board of Trustees



       Overall responsibility for management of the Victory Portfolios rests with the Trustees, who are elected by the shareholders of the Victory Portfolios. The Victory Portfolios are managed by the Trustees in accordance with the laws of the State of Delaware governing business trusts. There are currently seven Trustees, six of whom are not "interested persons" of the Victory Portfolios within the meaning of that term under the 1940 Act. The Trustees, in turn, elect the officers of the Victory Portfolios to supervise actively its day-to-day operations.



       The Trustees of the Victory Portfolios, their addresses, ages and their principal occupations during the past five years are as follows:



                                       Position(s) Held
                                       With the Victory                    Principal Occupation
Name, Address and Age                  Portfolios                          During Past 5 Years
---------------------                  --------------------                ----------------------

Leigh A. Wilson, 51*                   Trustee and                         From 1989 to present, Chairman and
Glenleigh International Ltd.           President                           Chief Executive Officer, Glenleigh
53 Sylvan Road North                                                       International Limited; previously
Westport, CT  06880                                                        Chief Executive Officer, Paribas
                                                                           North America and Paribas
                                                                           Corporation; Trustee, The Victory
                                                                           Funds and Spears, Benzak, Salomon
                                                                           and Farrell ("SBSF") Funds.


Robert G. Brown, 72                    Trustee                             Retired; from October 1983 to
5460 N. Ocean Drive                                                        November 1990, President, Cleveland
Singer Island, Riviera Beach,                                              Advanced Manufacturing Program
Florida  33404                                                             (non-profit corporation engaged in
                                                                           regional economic development).


--------------


* Mr. Wilson is deemed to be an "interested person" of the Victory Portfolios under the 1940 Act solely by reason of his position as President.

                                       Position(s) Held
                                       With the Victory                    Principal Occupation
Name, Address and Age                  Portfolios                          During Past 5 Years
---------------------                  --------------------                ----------------------

Edward P. Campbell, 46                 Trustee                             From March 1, 1994 to present,
Nordson Corporation                                                        Executive Vice President and Chief
28601 Clemens Road                                                         Operating Officer of Nordson
Westlake, OH  44145                                                        Corporation (manufacturer of
                                                                           application equipment); from May
                                                                           1988 to March 1994, Vice President
                                                                           of Nordson Corporation; from 1987
                                                                           to December 1994, member of the
                                                                           Supervisory Committee of Society's
                                                                           Collective Investment Retirement
                                                                           Fund; from May 1991 to August 1994,
                                                                           Trustee, Financial Reserves Fund
                                                                           and from May 1993 to August 1994,
                                                                           Trustee, Ohio Municipal Money
                                                                           Market Fund; Trustee, The Victory
                                                                           Funds and SBSF.

Dr. Harry Gazelle, 68                  Trustee                             Retired radiologist, Drs. Hill and
17822 Lake Road                                                            Thomas Corp.; Trustee, The Victory
Lakewood, OH 44107                                                         Funds.

Dr. Thomas F. Morrissey, 62            Trustee                             1995 Visiting Scholar, Bond
Weatherhead School of                                                      University, Queensland, Australia;
   Management                                                              Professor, Weatherhead School of
Case Western Reserve                                                       Management, Case Western Reserve
  University                                                               University; from 1989 to 1995,
10900 Euclid Avenue                                                        Associate Dean of Weatherhead
Cleveland, OH  44106-7235                                                  School of Management and Professor,
                                                                           Case Western Reserve University;
                                                                           from 1987 to December 1994, Member
                                                                           of the Supervisory Committee of
                                                                           Society's Collective Investment
                                                                           Retirement Fund; from May  1991 to
                                                                           August 1994, Trustee, Financial
                                                                           Reserves Fund and from May 1993 to
                                                                           August 1994, Trustee, Ohio
                                                                           Municipal Money Market Fund;
                                                                           Trustee, The Victory Funds.

Stanley I. Landgraf, 70                Trustee                             Retired; currently, Trustee,
41 Traditional Lane                                                        Rensselaer Polytechnic Institute;
Albany, NY  12211                                                          Director, Elenel Corporation and
                                                                           Mechanical Technology, Inc.;
                                                                           Member, Board of Overseers, School
                                                                           of Management, Rensselaer
                                                                           Polytechnic Institute; Member, The
                                                                           Fifty Group (a Capital Region

                                       Position(s) Held
                                       With the Victory                    Principal Occupation
Name, Address and Age                  Portfolios                          During Past 5 Years
---------------------                  --------------------                ----------------------

                                                                           business organization); Trustee,
                                                                           The Victory Funds.

H. Patrick Swygert, 52                 Trustee                             President, Howard University;
Howard University                                                          formerly President, State
2400 6th Street, N.W.                                                      University of New York at Albany;
Suite 320                                                                  formerly, Executive Vice President,
Washington, DC  20059                                                      Temple University; Trustee, The
                                                                           Victory Funds.



       The Board presently has an Investment Policy Committee and a Business, Legal, and Audit Committee. The members of the Investment Policy Committee are Messrs. Landgraf (Chairman), Morrissey and Brown, who will serve until May 1996. The function of the Investment Policy Committee is to review the existing investment policies of the Victory Portfolios, including the levels of risk and types of funds available to shareholders, and make recommendations to the Board of Trustees regarding the revision of such policies or, if necessary, the submission of such revisions to the Victory Portfolios' shareholders for their consideration. The members of the Business, Legal and Audit Committee are Messrs. Swygert (Chairman), Campbell and Gazelle who will serve until May 1996. The function of the Business, Legal and Audit Committee is to recommend independent auditors and monitor accounting and financial matters; to nominate persons to serve as disinterested Trustees and Trustees to serve on committees of the Board; and to review compliance and contract matters.



       The Investment Policy Committee met four times during the 12 months ended October 31, 1995. The Business, Legal and Audit Committee was constituted on May 24, 1995 (and has met twice since then) and replaced the Audit Committee, the Legal Committee and the Nominating Committee, which met three times, one time and one time, respectively, during the 12 month period ended October 31, 1995.



REMUNERATION OF TRUSTEES AND CERTAIN EXECUTIVE OFFICERS



       Effective June 1, 1995, each Trustee (other than Leigh A. Wilson) receives an annual fee of $27,000 for serving as Trustee of all the funds of the Victory Portfolios, and an additional per meeting fee ($2,400 in person and $1,200 per telephonic meeting).



       Effective June 1, 1995, Leigh A. Wilson receives an annual fee of $33,000 for serving as President and Trustee for all of the funds of the Victory Portfolios, and an additional per meeting fee ($3,000 in person and $1,500 per telephonic meeting).



       The following table indicates the compensation received by each Trustee from the Fund and from the Victory "Fund Complex" for the 12 month period ended October 31, 1995:



                                        Pension or
                                        Retirement         Estimated Annual        Total         Total Compensation
                                   Benefits Accrued as         Benefits         Compensation        from Victory
                                    Portfolio Expenses     Upon Retirement      from the Fund      "Fund Complex"*
                                    ------------------     ---------------      -------------      --------------
Robert G. Brown, Trustee  . .             -0-                    -0-              $4,747.58           $39,815.98

John D. Buckingham,# Trustee              -0-                    -0-               2,818.92            18,841.89

Edward P. Campbell, Trustee .             -0-                    -0-               3,921.95            33,799.68

Harry Gazelle, Trustee  . . .             -0-                    -0-               3,832.26            35,916.98

John W. Kemper,# Trustee  . .             -0-                   -0-                2,818.92            22,567.31

Stanley I. Landgraf, Trustee              -0-                   -0-                3,921.95            34,615.98

Thomas F. Morrissey, Trustee              -0-                   -0-                3,921.95            40,366.98

H. Patrick Swygert, Trustee .             -0-                   -0-                3,921.95            37,116.98

Leigh A. Wilson, Trustee  . .             -0-                   -0-                4,143.70            46,716.97

John R. Young,# Trustee . . .             -0-                   -0-                2,915.30            21,963.81



#      Resigned

------------------------


* For certain Trustees, these amounts include compensation received from the Victory Funds (which were reorganized into the Victory Portfolios as of June 5, 1995), the SBSF Funds (the investment adviser of which was acquired by KeyCorp effective April, 1995) and Society's Collective Investment Retirement Funds, which were reorganized into the Victory Balanced Fund and Victory Government Mortgage Fund as of December 19, 1994. There are presently 24 mutual funds from which the above-named Trustees are compensated in the Victory "Fund Complex," but not all of the above-named Trustees serve on the boards of each fund in the "Fund Complex."




Officers



       The officers of the Victory Portfolios, their addresses, ages and principal occupations during the past five years are as follows:



                                     Position with the                   Principal occupation
  Name                               Victory Portfolios                  during past 5 years
  ----                               ------------------                  -------------------
Leigh A. Wilson, 51                  President and Trustee               From 1989 to present, Chairman and
Glenleigh International Ltd.                                             Chief Executive Officer, Glenleigh
53 Sylvan Road North                                                     International Limited; from 1984-
Westport, CT  06880                                                      1989, Chief Executive Officer,
                                                                         Paribas North America and Paribas
                                                                         Corporation; Trustee to The Victory
                                                                         Funds and SBSF Funds.


William B. Blundin, 57               Vice President                      Senior Vice President of BISYS Fund
BISYS Fund Services                                                      Services; officer of other
125 West 55th Street                                                     investment companies administered
New York, New York 10019                                                 by BISYS Fund Services; President
                                                                         and Chief Executive Officer of
                                                                         Vista Broker-Dealer Services, Inc.,
                                                                         Emerald Asset Management, Inc. and
                                                                         BNY Hamilton Distributors, Inc.,
                                                                         registered broker/dealers.
J. David Huber, 49                   Vice President                      Executive Vice President, BISYS
BISYS Fund Services                                                      Fund Services.
3435 Stelzer Road
Columbus, OH 43219-3035

Scott A. Englehart, 33               Secretary                           From October 1990 to present,
BISYS Fund Services                                                      employee of BISYS Fund Services,
3435 Stelzer Road                                                        Inc.; from 1985 to October 1990,
Columbus, OH 43219-3035                                                  Manager of Banking Center, Fifth
                                                                         Third Bank.

George O. Martinez, 36               Assistant Secretary                 From March 1995 to present, Senior
BISYS Fund Services                                                      Vice President and Director of
3435 Stelzer Road                                                        Legal and Compliance Services,
Columbus, OH 43219-3035                                                  BISYS Fund Services; from June
                                                                         1989-March 1995, Vice President and
                                                                         Associate General Counsel, Alliance
                                                                         Capital Management.
Martin R. Dean, 32                   Treasurer                           From May 1994 to present, employee
BISYS Fund Services                                                      of BISYS Fund Services; from
3435 Stelzer Road                                                        January 1987 - April 1994, Senior
Columbus, OH 43219-3035                                                  Manager, KPMG Peat Marwick.

Adrian J. Waters, 33                 Assistant Treasurer                 From May 1993 to present, employee
BISYS Fund Services (Ireland)                                            of BISYS Fund Services; from 1989-
Limited                                                                  May 1993, Manager, Price
ITI House                                                                Waterhouse.
12 Earlsfort Terrace
Dublin 2, Ireland



         The mailing address of each of the officers of the Victory Portfolios is 3435 Stelzer Road, Columbus, Ohio 43219-3035.



         The officers of the Victory Portfolios (other than Leigh Wilson) receive no compensation directly from the Victory Portfolios for performing the duties of their offices. BISYS Fund Services, Inc. receives fees from the Victory Portfolios for acting as Administrator.



         As of January 1, 1996, the Trustees and officers as a group owned beneficially less than 1% of the Fund.



Investment Adviser and Sub-Adviser



         Key Advisers was organized as an Ohio corporation on July 27, 1995 and is registered as an investment adviser under the Investment Advisers Act of 1940. It is a wholly-owned subsidiary of KeyCorp Asset Management Holdings, Inc., which is a wholly-owned subsidiary of Society National Bank, a wholly-owned subsidiary of KeyCorp. Affiliates of Key Advisers manage approximately $37 billion for numerous clients including large corporate and public retirement plans, Taft-Hartley plans, foundations and endowments, high net worth individuals and mutual funds.



         KeyCorp, a financial services holding company, is headquartered at 127 Public Square, Cleveland, Ohio 44114. As of September 30, 1995, KeyCorp had an asset base of $68 billion, with banking offices in 26 states from Maine to Alaska, and trust and investment offices in 16 states. KeyCorp is the resulting entity of the merger in 1994 of Society Corporation, the bank holding company of which Society National Bank was a wholly-owned subsidiary, and KeyCorp, the former bank holding company. KeyCorp's major business activities include providing traditional banking and associated financial services to consumer, business and commercial markets. Its non-bank subsidiaries include investment advisory, securities brokerage, insurance, bank credit card processing, and mortgage leasing companies. Society National Bank is the lead affiliate bank of KeyCorp.

         The following schedule lists the advisory fees for each mutual fund that is advised by Key Advisers.



         .25 OF 1% OF AVERAGE DAILY NET ASSETS
                 Victory Institutional Money Market Fund *



         .35 OF 1% OF AVERAGE DAILY NET ASSETS
                 Victory Prime Obligations Fund *
                 Victory U.S. Government Obligations Fund *
                 Victory Tax-Free Money Market Fund *



         .50 OF 1% OF AVERAGE DAILY NET ASSETS
                 Victory Ohio Municipal Money Market Fund *
                 Victory Limited Term Income Fund *
                 Victory Government Mortgage Fund *
                 Victory Financial Reserves Fund *
                 Victory Fund for Income #



         .55 OF 1% OF AVERAGE DAILY NET ASSETS
                 Victory National Municipal Bond Fund *
                 Victory Government Bond Fund *
                 Victory New York Tax-Free Fund *



         .60 OF 1% OF AVERAGE DAILY NET ASSETS
                 Victory Ohio Municipal Bond Fund *
                 Victory Stock Index Fund *



         .65 OF 1% OF AVERAGE DAILY NET ASSETS
                 Victory Diversified Stock Fund *



         .75 OF 1% OF AVERAGE DAILY NET ASSETS
                 Victory Intermediate Income Fund *
                 Victory Investment Quality Bond Fund *
                 Victory Ohio Regional Stock Fund *



         1% OF AVERAGE DAILY NET ASSETS
                 Victory  Balanced Fund *
                 Victory Value Fund *
                 Victory Growth Fund *
                 Victory Special Value Fund *
                 Victory Special Growth Fund+



         1.10% OF AVERAGE DAILY ASSETS
                 Victory International Growth Fund *




         # First Albany Asset Management Corporation serves as sub-adviser to the Victory Fund for Income, for which it receives .20% of average daily net assets.



         +       T. Rowe Price Associates, Inc. serves as sub-adviser to the
         -       Victory Special Growth Fund, for which it receives .25% of average daily net assets up to $100 million and .20% of average daily net assets in excess of $100 million.



         * Society Asset Management, Inc. (the Sub-Adviser) serves as sub-adviser to each of these funds. For its services under the investment sub-advisory agreement, Key Advisers pays the

                 Sub-adviser sub-advisory fees at rates (based on an annual percentage of average daily net assets) which vary according to the table set forth below:



For the Victory Balanced Fund, Diversified Stock Fund,      For the Victory International Growth Fund,
Growth Fund, Stock Index Fund and Value Fund:               Ohio Regional Stock Fund and Special Value
                                                            Fund:

                                       Rate of                                               Rate of
         Net Assets               Sub-Advisory Fee*                 Net Assets           Sub-Advisory Fee*
         ----------               -----------------                 ----------           ----------------
Up to $10,000,000                     0.65%                 Up to $10,000,000                  0.90%
Next $15,000,000                      0.50%                 Next $15,000,000                   0.70%
Next $25,000,000                      0.40%                 Next $25,000,000                   0.55%
Above $50,000,000                     0.35%                 Above $50,000,000                  0.45%


For the Victory Intermediate Income Fund, Investment        For the Victory Prime Obligations Fund, Tax-Free
Quality Bond Fund, Limited Term Income Fund,                Money Market Fund, U.S. Government Obligations
Ohio Municipal Bond Fund, Government Bond                   Fund, Financial Reserves Fund, Institutional Money
Fund, Government Mortgage Fund, National                    Market Fund and Ohio Municipal Money Market
Municipal Bond Fund and New York Tax-Free Fund:             Fund:

                                         Rate of                                               Rate of
         Net Assets               Sub-Advisory Fee*                 Net Assets           Sub-Advisory Fee*
         ----------               -----------------                 ----------           ----------------
Up to $10,000,000                     0.40%                 Up to $10,000,000                  0.25%
Next $15,000,000                      0.30%                 Next $15,000,000                   0.20%
Next $25,000,000                      0.25%                 Next $25,000,000                   0.15%
Above $50,000,000                     0.20%                 Above $50,000,000                  0.125%


--------------


* As a percentage of average daily net assets. The Sub-Adviser has the right to voluntarily waive any portion of the sub-advisory fee from time to time.




                          ADVISORY AND OTHER CONTRACTS



         Unless sooner terminated, the Investment Advisory Agreement between Key Advisers and the Fund provides that it will continue in effect as to the Fund for an initial two-year term and for consecutive one-year terms thereafter, provided that such continuance is approved at least annually by the Victory Portfolios' Trustees or by vote of a majority of the outstanding shares of such Fund (as defined under "GENERAL INFORMATION - Miscellaneous" in the Prospectus), and, in either case, by a majority of the Trustees who are not parties to the Investment Advisory Agreement or interested persons (as defined in the 1940 Act) of any party to the Investment Advisory Agreement, by votes cast in person at a meeting called for such purpose.



         The Investment Advisory Agreement is terminable as to the Fund at any time on 60 days' written notice without penalty by the Trustees, by vote of a majority of the outstanding shares of that Fund, or by Key Advisers. The Investment Advisory Agreement also terminates automatically in the event of any assignment, as defined in the 1940 Act.



         The Investment Advisory Agreement provides that Key Advisers shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of services pursuant to the Investment Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of Key Advisers in the performance of its duties, or from reckless disregard by it of either duties and obligations thereunder.

         Under the Investment Advisory Agreement, Key Advisers has agreed to provide the investment advisory services described in the Prospectus. For the services provided and expenses assumed pursuant to the Investment Advisory Agreement, the Fund pays Key Advisers a fee, computed daily and paid monthly, at the annual rate of thirty-five one-hundredths of one percent (.35%) of the average daily net assets of the Fund.


         Prior to January, 1993, Society National Bank served as investment adviser to the Fund. From January, 1993 to December 31, 1995, Society Asset Management, Inc. served as investment adviser to the Fund. For the fiscal years ended October 31, 1993, 1994 and 1995, the Fund paid investment advisory fees of $2,131,049, $2,649,796 and $________, respectively.



         Under an Investment Advisory Agreement, Key Advisers may delegate a portion of its responsibilities to a subadviser. In addition, the Investment Advisory Agreement provides that Key Advisers may render services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser of the Fund and are under the common control of KeyCorp as long as all such persons are functioning as part of an organized group of persons, managed by authorized officers of Key Advisers.



         Key Advisers has entered into an investment sub-advisory agreement with its affiliate, Society Asset Management, Inc. on behalf of the Fund. The Sub-Adviser is a wholly-owned subsidiary of KeyCorp Asset Management Holdings, Inc. With respect to the day to day management of the Fund, under the sub-advisory agreement, the Sub-Adviser makes decisions concerning, and places all orders for, purchases and sales of securities and helps maintain the records relating to such purchases and sales. The Sub-Adviser may, in its discretion, provide such services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser to the Company under applicable laws and are under the common control of KeyCorp; provided that (i) all persons, when providing services under the sub-advisory agreement, are functioning as part of an organized group of persons, and (ii) such organized group of persons is managed at all times by authorized officers of the Sub-Adviser. This arrangement will not result in the payment of additional fees by the Fund.


Glass-Steagall Act

         In 1971 the United States Supreme Court held in
                                        Investment Company Institute v. Camp
that the federal statute commonly referred to as the Glass-Steagall Act prohibits a national bank from operating a fund for the collective investment of managing agency accounts. Subsequently, the Board of Governors of the Federal Reserve System (the "Board") issued a regulation and interpretation to the effect that the Glass-Steagall Act and such decision: (a) forbid a bank holding company registered under the Federal Bank Holding Company Act of 1956 (the "Holding Company Act") or any non-bank affiliate thereof from sponsoring, organizing, or controlling a registered, open-end investment company continuously engaged in the issuance of its shares, but (b) do not prohibit such a holding company or affiliate from acting as investment adviser, transfer agent, and custodian to such an investment company. In 1981 the United States Supreme Court held in Board of Governors of the Federal Reserve System v. Investment Company Institute that the Board did not exceed its authority under the Holding Company Act when it adopted its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisers to registered closed-end investment companies. In the Board of Governors case, the Supreme Court also stated that if a national bank complied with the restrictions imposed by the Board in its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisers to investment companies, a national bank performing investment advisory services for an investment company would not violate the Glass-Steagall Act.


         Key Advisers and the Sub-Adviser believe that they may perform the services for the Victory Portfolios contemplated by the Prospectus, this Statement of Additional Information, and the Investment Advisory (Sub-Advisory) Agreement with the Victory Portfolios without violation of applicable statutes and regulations and has so represented in its Investment Advisory (Sub-Advisory) Agreement with the Victory Portfolios. Key Trust Company of Ohio, N.A. believes that it may perform the services for the Victory Portfolios contemplated by the Prospectus, this Statement of Additional Information, and the Shareholder Servicing Agreement with the Victory Portfolios (as described below) without violation of applicable statutes and regulations and has so represented in such Shareholder
Servicing Agreement.   Future changes in either federal or state statutes and
regulations relating to the permissible activities of banks or bank holding companies and the subsidiaries or affiliates of those entities, as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations, could prevent or restrict Key Trust Company of Ohio, N.A., Key Advisers or the Sub-Adviser from continuing to perform such services for the Victory Portfolios. Depending upon the nature of any changes in the services which could be provided by Key Trust Company of Ohio, N.A., Key Advisers or the Sub-Adviser the Trustees of the Victory Portfolios would review the Victory Portfolios' relationship with Key Trust Company of Ohio, N. A., Key Advisers or the Sub-Adviser and consider taking all action necessary in the circumstances.




         Should future legislative, judicial, or administrative action prohibit or restrict the proposed activities of Key Trust Company of Ohio, N.A., Key Advisers or the Sub-Adviser and its affiliated and correspondent banks and other non-bank affiliates in connection with customer purchases of shares of the Victory Portfolios, the banks and such non-bank affiliates might be required to alter materially or discontinue the services offered by them to customers. It is not anticipated, however, that any change in the Victory Portfolios' method of operations would affect its net asset value per share or result in financial losses to any customer.



         From time to time, advertisements, supplemental sales literature and information furnished to present or prospective shareholders of the Fund may include descriptions of Key Trust Company of Ohio, N.A., Key Advisers and the Sub-Adviser including, but not limited to, (i) descriptions of the operations of Key Trust Company of Ohio, N.A., Key Advisers and the Sub-Adviser; (ii) descriptions of certain personnel and their functions; and (iii) statistics and rankings related to the operations of Key Trust Company of Ohio, N.A., Key Advisers and the Sub-Adviser.



Portfolio Transactions



         Pursuant to the Investment Advisory Agreement (and Sub-Advisory Agreement), Key Advisers or the Sub-Adviser determines, subject to the general supervision of the Trustees of the Victory Portfolios, and in accordance with the Fund's investment objective and restrictions, which securities are to be purchased and sold by the Fund, and which brokers are to be eligible to execute its portfolio transactions. Purchases from underwriters and/or broker-dealers of portfolio securities include a commission or concession paid by the issuer to the underwriter and/or broker-dealer and purchases from dealers serving as market makers may include the spread between the bid and asked price. While Key Advisers and the Sub-Adviser generally seek competitive prices (inclusive of any spread or commission), the Fund may not necessarily pay the lowest prices available on each transaction, for reasons discussed below.



         Allocation of transactions to dealers is determined by Key Advisers or the Sub-Adviser in their best judgment and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. Subject to this consideration, dealers who provide supplemental investment research to Key Advisers or the Sub-Adviser may receive orders for transactions by the Victory Portfolios. Information so received is in addition to and not in lieu of services required to be performed by Key Advisers or the Sub-Adviser and does not reduce the advisory fees payable to Key Advisers by the Victory Portfolios. Such information may be useful to Key Advisers or the Sub-Adviser in serving both the Victory Portfolios and other clients and, conversely, such supplemental research information obtained by the placement of orders on behalf of other clients may be useful to Key Advisers or the Sub-Adviser in carrying out its obligations to the Victory Portfolios. In the future, the Trustees may also authorize the allocation of brokerage to affiliated broker-dealers on an agency basis to effect portfolio transactions. In such event, the Trustees will adopt procedures incorporating the standards of Rule 17e-1 under the 1940 Act, which requires that the commission paid to affiliated broker-dealers be "reasonable and fair compared to the commission, fee or other remuneration received, or to be received, by other brokers in connection with comparable transactions involving similar securities during a comparable period of time." At times, the Fund may also purchase portfolio securities directly from dealers acting as principals, underwriters or market makers. As these transactions are usually conducted on a net basis, no brokerage commissions are paid by the Fund.

         The Victory Portfolios will not execute portfolio transactions through, acquire portfolio securities issued by, make savings deposits in, or enter into repurchase or reverse repurchase agreements with Key Advisers, the Sub-Adviser, Key Trust Company of Ohio, N.A. or its affiliates, Concord Holding Corporation, Victory Broker-Dealer Services, Inc. or their affiliates, and will not give preference to Key Trust Company of Ohio, N.A.'s correspondent banks or affiliates, or Concord Holding Corporation or Victory Broker-Dealer Services, Inc. with respect to such transactions, securities, savings deposits, repurchase agreements, and reverse repurchase agreements.

         Investment decisions for the Fund are made independently from those for the other funds or any other investment company or account managed by Key Advisers (or Society). Any such other investment company or account may also invest in the same securities as a particular fund. When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and another fund, investment company or account, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which Key Advisers (or Society) believes to be equitable to the Fund and such other fund, investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained by the Fund. To the extent permitted by law, Key Advisers (or Society) may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for the other funds or for other investment companies or accounts in order to obtain best execution. As provided by the Investment Advisory (and Sub-Advisory) Agreement, in making investment recommendations for the Victory Portfolios, Key Advisers (or Society) will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by a Fund is a customer of Society, its parents or subsidiaries or affiliates and, in dealing with their commercial customers, Key Advisers (Society), its parents, subsidiaries, and affiliates will not inquire or take into consideration whether securities of such customers are held by the Victory Portfolios.

Business Management Agreement

         In connection with its obligations under the Investment Sub-Advisory Agreement, the Sub-Adviser has entered into a Business Management Agreement with Key Advisers, pursuant to which Key Advisers provides certain administrative and support services to the Sub-Adviser. Such services include preparing reports to the Victory Portfolios' Board of Trustees, recordkeeping services, and services rendered in connection with the preparation of regulatory filings and other reports, and regulatory and other administrative and compliance systems and support services.

         For such services to the Fund, the Sub-Adviser pays fees to Key Advisers which vary according to a sliding scale containing "breakpoints" at which decreases in the business management fees correspond to increases in the average daily net asset values of the Fund as follows:

                                                         Rate of Business
                       Net Assets of the Fund            Management Fee*
                       ----------------------            ---------------
                       Up to $10,000,000                       0.20%
                       Next $15,000,000                        0.15%
                       Next $25,000,000                        0.10%
                       Above $50,000,000                       0.075%

--------------
*        As a percentage of average daily net assets.


Administrator

         Currently, Concord Holding Corporation ("CHC") serves as general
manager and administrator (the "Administrator") to the Fund.   The
Administrator assists in supervising all operations of the Fund (other than those performed by Key Advisers or the Sub- Adviser under the Investment Advisory Agreement and Sub-Advisory Agreement. Prior to June, 1995, The Winsbury Company ("Winsbury") served as the Fund's administrator.



         CHC receives a fee from the Fund for its services as Administrator and expenses assumed pursuant to the Administration Agreements, calculated daily and paid monthly, at the annual rate of fifteen one hundredths of one percent (.15%) of the Fund's average daily net assets. CHC may periodically waive all or a portion of its fee with respect to the Fund in order to increase the net income of the Fund available for distribution as dividends.



         Unless sooner terminated, the Administration Agreement will continue in effect as to the Fund for a period of two years, and for consecutive one-year terms thereafter, provided that such continuance is ratified at least annually by the Victory Portfolios' Board of Trustees or by vote of a majority of the outstanding shares of the Fund, and in either case by a majority of the Trustees who are not parties to the Administration Agreement or interested persons (as defined in the 1940 Act) of any party to the Administration Agreement, by votes cast in person at a meeting called for such purpose.



         The Administration Agreement provides that CHC shall not be liable for any error of judgment or mistake of law or any loss suffered by the Victory Portfolios in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith, or gross negligence in the performance of its duties, or from the reckless disregard by it of its obligations and duties thereunder.



         Under the Administration Agreement, CHC assists in the Fund's administration and operation, including providing statistical and research data, clerical services, internal compliance and various other administrative services, including among other responsibilities, forwarding certain purchase and redemption requests to the Transfer Agent, participation in the updating of the prospectus, coordinating the preparation, filing, printing and dissemination of reports to shareholders, coordinating the preparation of income tax returns, arranging for the maintenance of books and records and providing the office facilities necessary to carry out the duties thereunder. Under the Administration Agreement, CHC may delegate all or any part of its responsibilities thereunder.



         In the fiscal years ended October 31, 1993, 1994 and 1995, the Fund paid to Winsbury and CHC aggregate administration fees of $913,307, $1,122,585 and $______, respectively, after fee reductions of $1,726, $13,042 and $________, respectively.



Distributor



         Victory Broker-Dealer Services, Inc. (the "Distributor") serves as distributor for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Victory Portfolios. Unless otherwise terminated, the Distribution Agreement will remain in effect with respect to the Fund for two years, and thereafter for consecutive one-year terms, provided that it is approved at least annually (i) by the Victory Portfolios' Board of Trustees or by the vote of a majority of the outstanding shares of the Fund, and (ii) by the vote of a majority of the Trustees of the Victory Portfolios who are not parties to the Distribution Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate in the event of its assignment, as defined in the 1940 Act. For the Fund's fiscal years ended October 31, 1993, 1994 and 1995, Winsbury received $______, $_______ and $_______, respectively, in underwriting commissions, and retained $____, $_____ and $__, respectively.



Shareholder Servicing Plan



         The Victory Portfolios, on behalf of the Fund, has adopted a Shareholder Servicing Plan to provide payments to shareholder servicing agents (each a "Shareholder Servicing Agent") that provide administrative support services to customers who may from time to time beneficially own shares, which services include: (i) aggregating and processing purchase and redemption requests for shares from customers and promptly transmitting net purchase and redemption orders to our distributor or transfer agent; (ii) providing customers with a service that invests the assets of their accounts in shares pursuant to specific or pre-authorized instructions; (iii) processing dividend and distribution payments on behalf of customers; (iv) providing information periodically to customers showing their positions in shares; (v) arranging for bank wires; (vi) responding to customer inquiries; (vii) providing subaccounting with respect to shares beneficially owned by customers or providing the information to the Victory Portfolios necessary for subaccounting; (viii) if required by law, forwarding shareholder communications from us (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to customers; (ix) forwarding to customers proxy statements and proxies containing any proposals regarding this Plan; and (x) providing such other similar services as we may reasonably request to the extent you are permitted to do so under applicable statutes, rules or regulations. For expenses incurred and services provided pursuant to the Shareholder Servicing Agreement, the Fund pays each Shareholder Servicing Agent a fee computed daily and paid monthly, in amounts aggregating not more than twenty-five one-hundredths of one percent (.25%) of the average daily net assets of the Fund per year. A Shareholder Servicing Agent may periodically waive all or a portion of its respective shareholder servicing fees with respect to the Fund to increase the net income of the Fund available for distribution as dividends.



Expenses



         The Fund bears the following expenses relating to its operations: taxes, interest, brokerage fees and commissions, fees of the Trustees of the Victory Portfolios, Commission fees, state securities qualification fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to current shareholders, outside auditing and legal expenses, advisory and administration fees, fees and out-of-pocket expenses of the custodian and transfer agent, certain insurance premiums, costs of maintenance of the Fund's existence, costs of shareholders' reports and meetings, and any extraordinary expenses incurred in the Fund's operation.



         If total expenses borne by the Fund in any fiscal year exceeds expense limitations imposed by applicable state securities regulations, Key Advisers, the Sub-Adviser or the Administrator will waive their fees to the extent such excess expenses exceed such expense limitation in proportion to their respective fees. As of the date of this Statement of Additional Information, the most restrictive expense limitation applicable to the Fund limits its aggregate annual expenses, including management and advisory fees but excluding interest, taxes, brokerage commissions, and certain other expenses, to 2.5% of the first $30 million of its average net assets, 2.0% of the next $70 million of its average net assets, and 1.5% of its remaining average net assets. Any expenses to be borne by Key Advisers, Sub-Adviser or the Administrator will be estimated daily and reconciled and paid on a monthly basis. Fees imposed upon customer accounts by Key Advisers, the Sub-Adviser, Key Trust Company of Ohio, N.A. or its correspondents, affiliated banks and other non-bank affiliates for cash management services are not fund expenses for purposes of any such expense limitation.



Fund Accountant



         BISYS Fund Services Ohio, Inc. serves as fund accountant for the Fund pursuant to a fund accounting agreement with the Victory Portfolios dated June 5, 1995 (the "Fund Accounting Agreement"). As fund accountant for the Victory Portfolios, BISYS Fund Services Ohio, Inc. calculates the Fund's Portfolios' net asset value, the dividend and capital gain distributions, if any, and the yield. BISYS Fund Services Ohio, Inc. also provides a current security position report, a summary report of transactions and pending maturities, a current cash position report, and maintains the general ledger accounting records for the Fund. Under the Fund Accounting Agreement, BISYS Fund Services Ohio, Inc. is entitled to receive annual fees of .03% of the first $100 million of the Fund's daily average net assets, .02% of the next $100 million of Fund's daily average net assets, and .01% of the Fund's remaining daily average net assets. These annual fees are subject to a minimum monthly assets charge of $2,917 per tax-free fund, and do not include out-of-pocket expenses or multiple class charges of $833 per month assessed for each class of shares after the first class. In the fiscal years ended October 31, 1993, 1994 and 1995, the Victory Portfolios paid The Winsbury Service Corporation fund accounting fees (after fee waivers) of $365,322.69, $454,251 and $_______, respectively, for the Fund.



Custodian

         Cash and securities owned by the Fund are held by Key Trust Company of Ohio, N.A. as custodian. Key Trust Company of Ohio, N.A. serves as custodian to the Fund pursuant to a Custodian Agreement dated May 24, 1995. Under this Agreement, Key Trust Company of Ohio, N.A. (i) maintains a separate account or accounts in the name of the Fund; (ii) makes receipts and disbursements of money on behalf of the Fund; (iii) collects and receives all income and other payments and distributions on account of portfolio securities; (iv) responds to correspondence from security brokers and others relating to its duties; and (v) makes periodic reports to the Victory Portfolios' Trustees concerning the Victory Portfolios' operations. Key Trust Company of Ohio, N.A. may, with the approval of the Victory Portfolios and the custodian's own expense, open and maintain a sub-custody account or accounts on behalf of the Fund, provided that Key Trust Company of Ohio, N.A. shall remain liable for the performance of all of its duties under its respective Custodian Agreement.


Transfer Agent

         Primary Funds Service Corporation ("PFSC") serves as transfer agent and dividend disbursing agent for the Fund, pursuant to a Transfer Agency and Shareholder Servicing Agreement. Under its agreement with the Victory Portfolios, PFSC has agreed (i) to issue and redeem shares of the Victory Portfolios; (ii) to address and mail all communications by the Victory Portfolios to its shareholders, including reports to shareholders, dividend and distribution notices, and proxy material for its meetings of shareholders;
(iii) to respond to correspondence or inquiries by shareholders and others relating to its duties; (iv) to maintain shareholder accounts and certain sub-accounts; and (v) to make periodic reports to the Victory Portfolios' Trustees concerning the Victory Portfolios' operations. For the services provided under the Transfer Agency and Shareholder Servicing Agreement, PFSC receives a maximum monthly fee of $1,250 from the Fund, and a maximum of $3.50 per account of the Fund.


Auditors



         The financial highlights appearing in the Prospectus for the Fund, other than unaudited information marked as such, has been derived from financial statements of the Fund incorporated by reference in this Statement of Additional Information which, for the two month period ended October 31, 1995 and fiscal year ended August 31, 1995, has been audited by Coopers & Lybrand L.L.P. as set forth in their report incorporated by reference herein, and are included in reliance upon such report and on the authority of such firm as experts in auditing and accounting. Information for the fiscal year ended August 31, 1994 has been audited by KPMG Peat Marwick L.L.P., independent accountants for the Predecessor Fund, as set forth in their report incorporated by reference herein, and are included in reliance upon such report and on the authority of such firm as experts in auditing and accounting. Information for all other periods has been audited by Ernst & Young, L.L.P., independent accountants to the predecessor to the Predecessor Fund. Coopers & Lybrand L.L.P. serves as the Victory Portfolios' auditors. Coopers & Lybrand L.L.P.'s address is 100 East Broad Street, Columbus, Ohio 43215.


Legal Counsel

         Kramer, Levin, Naftalis, Nessen, Kamin & Frankel, 919 Third Avenue, New York, New York 10022 is counsel to the Victory Portfolios.



                             ADDITIONAL INFORMATION



Description of Shares



          The Victory Portfolios (sometimes referred to as the "Trust") is a Delaware business trust. Its Delaware Trust Instrument was adopted on December 6, 1995 and a certificate of Trust for the Trust was filed in Delaware on December __, 1995. On February 29, 1996, the Victory Portfolios converted from a Massachusetts business trust to a Delaware business trust.



         The previously effective Massachusetts Declaration of Trust, pursuant to which the Victory Portfolios was originally called the North Third Street Fund, was filed with the Secretary of State of the Commonwealth of

Massachusetts on February 6, 1986. On September 22, 1986, an Amended and Restated Declaration of Trust was filed to change the name of the Trust to The Emblem Fund and to make certain other changes. A second amendment was filed October 23, 1986 providing for voting of shares in the aggregate except where voting of shares by series is otherwise required by law. An amendment to the Amended and Restated Declaration of Trust was filed on March 15, 1993 to change the name of the Trust to The Society Funds. An Amended and Restated Declaration of Trust was then filed on September 2, 1994 to change the name of the Trust to The Victory Portfolios.



         The currently effective Delaware Trust Instrument authorizes the Trustees to issue an unlimited number of shares, which are units of beneficial interest, without par value. The Victory Portfolios presently has twenty-eight series of shares, which represent interests in the U.S. Government Obligations Fund, the Prime Obligations Fund, the Tax-Free Money Market Fund, the Balanced Fund, the Stock Index Fund, the Value Fund, the Fund, the Growth Fund, the Special Value Fund, the Special Growth Fund, the Ohio Regional Stock Fund, the International Growth Fund, the Limited Term Income Fund, the Government Mortgage Fund, the Ohio Municipal Bond Fund, the Intermediate Income Fund, the Investment Quality Bond Fund, the Florida Tax-Free Bond Fund, the Municipal Bond Fund, the Convertible Securities Fund, the Short-Term U.S. Government Income Fund, the Government Bond Fund, the Fund for Income, the National Municipal Bond Fund, the New York Tax-Free Fund, the Institutional Money Market Fund, the Financial Reserves Fund and the Ohio Municipal Money Market Fund, respectively. The Victory Portfolios' Delaware Trust Instrument authorizes the Trustees to divide or redivide any unissued shares of the Victory Portfolios into one or more additional series by setting or changing in any one or more respects their respective preferences, conversion or other rights, voting power, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption.


         Shares have no subscription or preemptive rights and only such conversion or exchange rights as the Trustees may grant in their discretion. When issued for payment as described in the Prospectus and this Statement of Additional Information, the Victory Portfolios' shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of the Victory Portfolios, shares of the Fund are entitled to receive the assets available for distribution belonging to the Fund, and a proportionate distribution, based upon the relative asset values of the respective funds of the Victory Portfolios, of any general assets not belonging to any particular fund which are available for distribution.

         As described in the Prospectus under the caption "ADDITIONAL INFORMATION -- Voting Rights," shares of the Victory Portfolios are entitled to one vote per share (with proportional voting for fractional shares) on such matters as shareholders are entitled to vote. On any matter submitted to a vote of the shareholders, all shares are voted separately by individual series (funds), and whenever the Trustees determine that the matter affects only certain series, may be submitted for a vote by only such series, except (i) when required by the 1940 Act, shares are voted in the aggregate and not by individual series; and (ii) when the Trustees have determined that the matter affects the interests of more than one series and that voting by shareholders of all series would be consistent with the 1940 Act, then the shareholders of all such series shall be entitled to vote thereon (either by individual series or by shares voted in the aggregate, as the Trustees in their discretion may determine). The Trustees may also determine that a matter affects only the interests of one or more classes of a series, in which case (or if required under the 1940 Act) such matter shall be voted on by such class or classes. There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees have been elected by the shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. In addition, Trustees may be removed from office by a vote of the holders of at least two-thirds of the outstanding shares of the Victory Portfolios. A meeting shall be held for such purpose upon the written request of the holders of not less than 10% of the outstanding shares. Upon written request by ten or more shareholders meeting the qualifications of Section 16(c) of the 1940 Act, (i.e., person who have been shareholders for at least six months, and who hold shares having an NAV of at least $25,000 or constituting 1% of the outstanding shares) stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Victory Portfolios will provide a list of shareholders or disseminate appropriate materials (at the expense of the requesting shareholders). Except as set forth above, the Trustees shall continue to hold office and may appoint their successors.

         Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Victory Portfolios shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each fund of the Victory Portfolios affected by the matter. For purposes of determining whether the approval of a majority of the outstanding shares of a fund will be required in connection with a matter, a fund will be deemed to be affected by a matter unless it is clear that the interests of each fund in the matter are identical, or that the matter does not affect any interest of the fund. Under Rule 18f-2, the approval of an investment advisory agreement or any change in investment policy would be effectively acted upon with respect to a fund only if approved by a majority of the outstanding shares of such fund. However, Rule 18f-2 also provides that the ratification of independent public accountants, the approval of principal underwriting contracts, and the election of Trustees may be effectively acted upon by shareholders of all of the Victory Portfolios voting without regard to series.


Shareholder and Trustee Liability



         The Delaware Business Trust Act provides that a shareholder of a Delaware business trust shall be entitled to the same limitation of personal liability extended to shareholders of Delaware corporations. The Delaware Trust Instrument also provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his or her being or having been a shareholder. The Delaware Trust Instrument also provides that the Victory Portfolios shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Victory Portfolios, and shall satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered to be extremely remote.



         The Delaware Trust Instrument states further that no Trustee, officer, or agent of the Victory Portfolios shall be personally liable in connection with the administration or preservation of the assets of the funds or the conduct of the Victory Portfolios' business; nor shall any Trustee, officer, or agent be personally liable to any person for any action or failure to act except for his own bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties. The Declaration of Trust also provides that all persons having any claim against the Trustees or the Victory Portfolios shall look solely to the assets of the Victory Portfolios for payment.



Calculation of Performance Data



         Based on the seven-day period ended October 31, 1995 (the "base period"), the yield and effective yield was ____% and ____%, respectively for the Fund. The Fund's yield is computed by determining the percentage net change, excluding capital changes, in the value of an investment in one share of the Fund over the base period, and multiplying the net change by 365/7 (or approximately 52 weeks). The Fund's effective yield represents a compounding of the yield by adding 1 to the number representing the percentage change in value of the investment during the base period, raising that sum to a power equal to 365/7, and subtracting 1 from the result.




         Performance information showing the Fund's total return may be presented, from time to time, in advertising and sales literature.



         For the one year period ended October 31, 1995, the average annual total return of the Fund was _____%. The average annual total return for the Fund for the five year period ended October 31, 1995 was ____%. The average annual return for the Fund from commencement of operations (____________) through October 31, 1995 was ______%.



         The Fund's average annual total return was determined by calculating the change in the value of a hypothetical $1,000 investment in the Fund for each of the periods shown. This figure is computed by determining the average annual compounded rate of return over the applicable period that would equate the initial amount invested to the ending redeemable value of the investment. The ending redeemable value includes dividends and capital gain distributions reinvested at net asset value. The resulting percentages indicated the positive or negative investment results that an investor would have experienced from changes in share price and reinvestment of dividends and capital gains distributions.

         Current yields will fluctuate, from time to time, and are not necessarily representative of future results. Accordingly, the Fund's yield may not provide a basis for comparison with bank deposits or other investments that pay a fixed return for a stated period of time. Yield is a function of the portfolio's quality, composition, and maturity, as well as expenses allocated to the Fund. Fees imposed upon customer accounts by Key Advisers, the Sub-Adviser, their correspondents, affiliated banks and other non-bank affiliates for cash management services will reduce the Fund's effective yield to customers.



         From time to time, performance information for the Fund showing the Fund's average annual total return, aggregate total return, and/or yield may be presented in advertisements, sales literature and in reports to shareholders. Such performance figures are based on historical earnings and are not intended to indicate future performance. Average annual total return will be calculated over a stated period. Average annual total return is measured by comparing the value of an investment in the Fund at the beginning of the relevant period (as adjusted for sales charges, if any) to the redemption value of the investment at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions), and then annualizing that figure. Average annual total return is a hypothetical return, and is generally not the same as actual annual total return. Aggregate total return is calculated similarly to average annual total return except that the return figure is aggregated over the relevant period instead of annualized. Yield will be computed by dividing the Fund's net investment income per share earned during a recent one-month period by the Fund's maximum offering price per share (reduced by any undeclared earned income expected to be paid shortly as a dividend) on the last day of the period.



         Investors may also judge, and the Victory Portfolios may at times advertise, the performance of the Fund by comparing it to the performance of other mutual funds or mutual fund portfolios with comparable investment objectives and policies, which performance may be contained in various unmanaged mutual fund or market indices or rankings such as those prepared by Dow Jones & Co., Inc., Standard & Poor's Corporation, Lehman Brothers, Merrill Lynch, and Salomon Brothers, and in publications issued by Lipper Analytical Services, Inc. and in the following publications: IBC/Donoghue's Money Fund Reports, Ibbotson Associates, Inc., Morningstar, CDA/Wiesenberger, Money Magazine, Forbes, Barron's, The Wall Street Journal, The New York Times, Business Week, American Banker, Fortune, Institutional Investor, U.S.A. Today. In addition to yield information, general information about the Victory Portfolios that appear in a publication such as those mentioned above may also be quoted or reproduced in advertisements or in reports to shareholders.



         From time to time, the Victory Portfolios may include the following types of information in advertisements, supplemental sales literature and reports to shareholders: (1) discussions of general economic or financial principles (such as the effects of inflation, the power of compounding and the benefits of dollar-cost averaging); (2) discussions of general economic trends;
(3) presentations of statistical data to supplement such discussions; (4) descriptions of past or anticipated portfolio holdings for one or more funds of the Victory Portfolios; (5) descriptions of investment strategies for one or more of such funds; (6) descriptions or comparisons of various savings and investment products (including but not limited to insured bank products, annuities, qualified retirement plans and individual stocks and bonds) which may or may not include the Victory Portfolios; (7) comparisons of investment products (including the Victory Portfolios) with relevant market or industry indices or other appropriate benchmarks; and (8) discussions of fund rankings or ratings by NRSROs.



         Yield and performance are functions of the type and quality of instruments held in the portfolio, operating expenses, and market conditions. Consequently, current yields and performance will fluctuate and are not necessarily representative of future results. Any fees charged by Key Advisers, the Sub-Adviser or other service providers with respect to customer accounts for investing in the Victory Portfolios will not be reflected in performance calculations.



Miscellaneous



         As used in the Prospectus and in this Statement of Additional Information, "assets belonging to a fund" (or "assets belonging to the Fund") means the consideration received by the Victory Portfolios upon the issuance or sale of shares in that fund, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale, exchange, or liquidation of such investments, and any funds or payments derived from any reinvestment of such proceeds and any general assets of the Victory Portfolios, which general liabilities and expenses are not readily identified as belonging to a particular fund (or the Fund) that are allocated to that fund (or the Fund) by the Victory Portfolios' Trustees. The Trustees may allocate such general assets in any manner they deem fair and equitable.
It is anticipated that the formula that will be used by the Trustees in making allocations of general assets to a particular fund of the Victory Portfolios will be the relative net asset value of the respective fund at the time of allocation. Assets belonging to a particular fund are charged with the direct liabilities and expenses of that fund, and with a share of the general liabilities and expenses of each of the funds not readily identified as belonging to a particular fund that are allocated to each fund in accordance with its proportionate share of the net asset values of the Victory Portfolios at the time of allocation. The timing of allocations of general assets and general liabilities and expenses of the Victory Portfolios to a particular fund will be determined by the Trustees of the Victory Portfolios and will be in accordance with generally accepted accounting principles. Determinations by the Trustees of the Victory Portfolios as to the timing of the allocation of general liabilities and expenses and as to the timing and allocable portion of any general assets with respect to a particular fund are conclusive.


         As used in the Prospectus and in this Statement of Additional Information, a "vote of a majority of the outstanding shares" or a "vote of majority of the outstanding voting securities" of the Victory Portfolios or a particular fund means the affirmative vote of the lesser of (a) 67% or more of the shares of the Victory Portfolios or such fund present at a meeting at which the holders of more than 50% of the outstanding shares of the Victory Portfolios or such fund are represented in person or by proxy, or (b) more than 50% of the outstanding shares of the Victory Portfolios or such fund.

         Organizational expenses are allocated to each of the Victory Portfolios and are amortized over a period of two years from the commencement of the public offering of shares of the Victory Portfolios.


         As of February 1, 1996, the Trustees and officers of the Victory Portfolios, as a group, owned less than one percent of the shares of the Fund.



         The following table indicates each additional person known by the Fund to own beneficially 5% or more of the shares of the Fund as of December 1, 1995:



                                                              Percent of Total
                                                                Outstanding
     Name & Address                     Shares                 Shares of Fund
     --------------                     ------                ----------------



         Individual Trustees are elected by the shareholders and, subject to removal by the vote of the holders of two-thirds of the outstanding shares of the Victory Portfolios, serve for a term lasting until the next meeting of shareholders at which trustees are elected. Such meetings are not required to be held at any specific intervals. Individual Trustees may be removed by vote of the shareholders voting not less than a majority of the shares then outstanding cast in person or by proxy at any meeting called for that purpose, or by a written declaration signed by shareholders voting not less than two-thirds of the shares then outstanding.


         The Victory Portfolios is registered with the Commission as an open-end management investment company. Such registration does not involve supervision by the Commission of the management or policies of the Victory Portfolios.

         The Prospectus and this Statement of Additional Information omit certain of the information contained in the Registration Statement filed with the Securities and Exchange Commission. Copies of such information may be obtained from the Commission upon payment of the prescribed fee.

         The Prospectus and this Statement of Additional Information are not an offering of the securities herein described in any state in which such offering may not lawfully be made. No salesman, dealer, or other person is authorized to give any information or make any representation other than those contained in the Prospectus and this Statement of Additional Information.

         The financial statements of the Fund for the period ended April 30, 1995 are set forth following this Part B of the Registration Statement.


         The 1995 Annual Report to shareholders of The Victory Portfolios is incorporated by reference herein. This report includes the financial statements for the fiscal year ended October 31, 1995. The opinion in the Annual Report of Coopers & Lybrand L.L.P., independent accountants, is incorporated by reference herein in its entirety to such Annual Report, and such financial statements are incorporated in their entirety in reliance upon such report of Coopers & Lybrand L.L.P. and on the authority of such firm as experts in auditing and accounting.



         Delaware law authorizes electronic or telephonic communications between shareholders and the Victory Portfolios. Under Delaware law, the Successor Company has the flexibility to respond to future business contingencies. For example, the Trustees will have the power to incorporate the Victory Portfolios, to merge or consolidate it with another entity, to cause each fund to become a separate trust, and to change the Victory Portfolios' domicile without a shareholder vote. This flexibility could help reduce the expense and frequency of future shareholder meetings for non-investment related issues.




INDEPENDENT AUDITOR'S REPORT



FINANCIAL STATEMENTS

                                    APPENDIX



         The nationally recognized statistical rating organizations (individually, an "NRSRO") that may be utilized by KeyCorp Advisers or Society with regard to portfolio investments for the Fund include Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P"), Duff & Phelps, Inc. ("Duff"), Fitch Investors Service, Inc. ("Fitch"), IBCA Limited and its affiliate, IBCA Inc. (collectively, "IBCA"), and Thomson BankWatch, Inc. ("Thomson"). Set forth below is a description of the relevant ratings of each such NRSRO. The NRSROs that may be utilized by Key Advisers or the Sub-Adviser and the description of each NRSRO's ratings is as of the date of this Statement of Additional Information, and may subsequently change.


    Long-Term Debt Ratings (may be assigned, for example, to corporate and municipal bonds)

         Description of the five highest long-term debt ratings by Moody's (Moody's applies numerical modifiers ( e.g., 1, 2, and 3) in each rating category to indicate the security's ranking within the category):

         Aaa. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

         A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

         Baa. Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba.  Bonds which are rated Ba are judged to have speculative elements
- their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times in the future. Uncertainty of position characterizes bonds in this class.

         Description of the five highest long-term debt ratings by S&P (S&P may apply a plus (+) or minus (-) to a particular rating classification to show relative standing within that classification):

         AAA. Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

         AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

         A. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         BBB. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

         BB. Debt rated BB is regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

         Description of the three highest long-term debt ratings by Duff:

         AAA. Highest credit quality. The risk factors are negligible being only slightly more than for risk-free U.S. Treasury debt.

         AA+.    High credit quality Protection factors are strong.

         AA.     Risk is modest but may vary slightly from time to time

         AA-.    because of economic conditions.

         A+.     Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

         Description of the three highest long-term debt ratings by Fitch (plus or minus signs are used with a rating symbol to indicate the relative position of the credit within the rating category):

         AAA. Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

         AA. Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issues is generally rated "[-]+."

         A. Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

         IBCA's description of its three highest long-term debt ratings:

         AAA. Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly.

         AA. Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic, or financial conditions may increase investment risk albeit not very significantly.

         A. Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

         Short-Term Debt Ratings (may be assigned, for example, to commercial paper, master demand notes, bank instruments, and letters of credit)

         Moody's description of its three highest short-term debt ratings:

         Prime-1. Issuers rated Prime-1 (or supporting institutions) have a superior capacity for repayment of senior short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by many of the following characteristics:

         -       Leading market positions in well-established industries.

         -       High rates of return on funds employed.

         - Conservative capitalization structures with moderate reliance on debt and ample asset protection.

         - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

         - Well-established access to a range of financial markets and assured sources of alternate liquidity.

         Prime-2. Issuers rated Prime-2 (or supporting institutions) have a strong capacity for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         Prime-3. Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

         S&P's description of its three highest short-term debt ratings:

         A-1. This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to have extremely strong safety characteristics are denoted with a plus sign (+).

         A-2. Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

         A-3. Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

         Duff's description of its five highest short-term debt ratings (Duff incorporates gradations of "1+" (one plus) and "1-" (one minus) to assist investors in recognizing quality differences within the highest rating category):

         Duff 1+. Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

         Duff 1. Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

         Duff 1-. High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

         Duff 2. Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

         Duff 3. Satisfactory liquidity and other protection factors qualify issue as to investment grade.

         Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

         Fitch's description of its four highest short-term debt ratings:

         F-1+. Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

         F-1. Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

         F-2. Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ or F-1 ratings.

         F-3. Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

         IBCA's description of its three highest short-term debt ratings:

         A+. Obligations supported by the highest capacity for timely repayment.

         A1. Obligations supported by a very strong capacity for timely repayment.

         A2. Obligations supported by a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

Short-Term Loan/Municipal Note Ratings

         Moody's description of its two highest short-term loan/municipal note ratings:

         MIG-1/VMIG-1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

         MIG-2/VMIG-2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

         S&P's description of its two highest municipal note ratings:
         SP-1. Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

         SP-2.  Satisfactory capacity to pay principal and interest.

Short-Term Debt Ratings

         Thomson BankWatch, Inc. ("TBW") ratings are based upon a qualitative and quantitative analysis of all segments of the organization including, where applicable, holding company and operating subsidiaries.

         TBW Ratings do not constitute a recommendation to buy or sell securities of any of these companies. Further, TBW does not suggest specific investment criteria for individual clients.

         The TBW Short-Term Ratings apply to commercial paper, other senior short-term obligations and deposit obligations of the entities to which the rating has been assigned.

         The TBW Short-Term Ratings apply only to unsecured instruments that have a maturity of one year or less.

         The TBW Short-Term Ratings specifically assess the likelihood of an untimely payment of principal or interest.

         TBW-1. The highest category; indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

         TBW-2. The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".

         TBW-3. The lowest investment grade category; indicates that while more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

         TBW-4. The lowest rating category; this rating is regarded as non-investment grade and therefore speculative.

Definitions of Certain Money Market Instruments

Commercial Paper

         Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper normally have maturities of less than nine months and fixed rates of return.

Certificates of Deposit

         Certificates of Deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return.

Bankers' Acceptances

         Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity.

U.S. Treasury Obligations

         U.S. Treasury Obligations are obligations issued or guaranteed as to payment of principal and interest by the full faith and credit of the U.S. Government. These obligations may include Treasury bills, notes and bonds, and issues of agencies and instrumentalities of the U.S. Government, provided such obligations are guaranteed as to payment of principal and interest by the full faith and credit of the U.S. Government.

U.S. Government Agency and Instrumentality Obligations

         Obligations issued by agencies and instrumentalities of the U.S. Government include such agencies and instrumentalities as the Government National Mortgage Association, the Export-Import Bank of the United States, the Tennessee Valley Authority, the Farmers Home Administration, the Federal Home Loan Banks, the Federal Intermediate Credit Banks, the Federal Farm Credit Banks, the Federal Land Banks, the Federal Housing Administration, the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, and the Student Loan Marketing Association. Some of these obligations, such as those of the Government National Mortgage Association are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law. The Fund will invest in the obligations of such instrumentalities only when the investment adviser believes that the credit risk with respect to the instrumentality is minimal.

                      STATEMENT OF ADDITIONAL INFORMATION




                             THE VICTORY PORTFOLIOS




                            THE SPECIAL GROWTH FUND






                                 March 1, 1996





         This Statement of Additional Information is not a Prospectus, but should be read in conjunction with the Prospectus of The Victory Portfolios - The Special Growth Fund, dated the same date as the date hereof (the "Prospectus"). This Statement of Additional Information is incorporated by reference in its entirety into the Prospectus. Copies of the Prospectus may be obtained by writing The Victory Portfolios at Primary Funds Service Corporation, P.O. Box 9741, Providence, RI 02940-9741, or by telephoning toll free 800-539-FUND or 800-539-3863.



Investment Policies and Limitations                          1                       INVESTMENT ADVISER
Valuation of Portfolio Securities                            7                       KeyCorp Mutual Fund Advisers, Inc.
Additional Purchase and Redemption Information               8
Management of the Victory Portfolios                        10                       INVESTMENT SUB-ADVISER
Advisory and Other Contracts                                19                       Society Asset Management, Inc.
Additional Information                                      26
Independent Auditor's Report                                31                       ADMINISTRATOR
Financial Statements                                        31                       Concord Holding Corporation
Appendix                                                    32
                                                                                     DISTRIBUTOR
                                                                                     Victory Broker-Dealer Services, Inc.

                                                                                     TRANSFER AGENT
                                                                                     Primary Funds Service Corporation

                                                                                     CUSTODIAN
                                                                                     Key Trust Company of Ohio, N.A.

                      STATEMENT OF ADDITIONAL INFORMATION



         The Victory Portfolios (the "Victory Portfolios") is an open-end management investment company. The Victory Portfolios consist of twenty-eight series of units of beneficial interest ("shares"), four of which series are currently inactive. The outstanding shares represent interests in the twenty-four separate investment portfolios which are currently active. This Statement of Additional Information relates to The Victory Special Growth Fund (the "Fund") only. Much of the information contained in this Statement of Additional Information expands on subjects discussed in the Prospectus. Capitalized terms not defined herein are used as defined in the Prospectus. No investment in shares of the Fund should be made without first reading the Fund's Prospectus.




                       INVESTMENT OBJECTIVES AND POLICIES



Additional Information on Fund Instruments



         The following policies supplement the investment objective and policies of the Fund as set forth in the Prospectus.



         FOREIGN INVESTMENTS. Foreign investments can involve significant risks in addition to the risks inherent in U.S. investments. The value of securities denominated in or indexed to foreign currencies, and of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices on some foreign markets can be highly volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer's financial condition and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions, and custodial costs, are generally higher than for U.S. investments.



         Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers, brokers, and securities markets may be subject to less government supervision. Foreign security trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays. It may also be difficult to enforce legal rights in foreign countries.



         Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments. There is no assurance that Key Advisers or the Sub-Adviser will be able to anticipate these potential events or counter their effects.



         The considerations noted above generally are intensified for investments in developing countries. Developing countries may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.



         The Fund may invest in foreign securities that impose restrictions on transfer within the U.S. or to U.S. persons. Although securities subject to transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

         AMERICAN DEPOSITORY RECEIPTS AND EUROPEAN DEPOSITORY RECEIPTS (ADRs and EDRs) are certificates evidencing ownership of shares of a foreign-based issuer held in trust by a bank or similar financial institution. Designed for use in U.S. and European securities markets, respectively, ADRs and EDRs are alternatives to the purchase of the underlying securities in their national markets and currencies. ADRs may be sponsored or unsponsored; there is less publicly available information with respect to unsponsored ADRs.



         LOWER-RATED DEBT SECURITIES. The Fund may purchase lower-rated debt securities commonly referred to as "junk bonds" (those rated Ba to C by Moody's Investor Service, Inc. or BB to C by Standard and Poor's Corporation) that have poor protection with respect to the payment of interest and repayment of principal, or may be in default. These securities are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer's capacity to pay. The market prices of lower-rated debt securities may fluctuate more than those of higher-rated debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.



         While the market for high-yield corporate debt securities has been in existence for many years and has weathered previous economic downturns, the 1980s brought a dramatic increase in the use of such securities to fund highly leveraged corporate acquisitions and restructurings. Past experience may not provide an accurate indication of future performance of the high yield bond market, especially during periods of economic recession. In fact, from 1989 to 1991, the percentage of lower-rated debt securities that defaulted rose significantly above prior levels, although the default rate decreased in 1992.



         The market for lower-rated securities may be thinner and less active than that for higher-rated debt securities, which can adversely affect the prices at which the former are sold. If market quotations are not available, lower-rated debt securities will be valued in accordance with procedures established by the Board of Trustees, including the use of outside pricing services. Judgment plays a greater role in valuing high-yield corporate debt securities than is the case for securities for which more external sources for quotations and last-sale information are available. Adverse publicity and changing investor perceptions may affect the ability of outside pricing services to value lower-rated debt securities and the Fund's ability to sell these securities.



         Since the risk of default is higher for lower-rated debt securities, Key Advisers' or the Sub-Adviser's research and credit analysis are an especially important part of managing securities of this type held by the Fund. In considering investments for the Fund, Key Advisers or the Sub-Adviser will attempt to identify those issuers of high-yielding debt securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. Analysis of Key Advisers or the Sub-Adviser focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer.



         The Fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise exercise its rights as security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the Fund's shareholders.



         ILLIQUID INVESTMENTS are investments that cannot be sold or disposed of in the ordinary course of business, within seven days, at approximately the prices at which they are valued. Under the supervision of the Board of Trustees, Key Advisers or the Sub-Adviser determines the liquidity of the Fund's investments and, through reports from Key Advisers or the Sub-Adviser the Board monitors investments in illiquid instruments. In determining the liquidity of the Fund's investments, Key Advisers or the Sub- Adviser may consider various factors, including (1) the frequency of trades and quotations,
(2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and (5) the nature of the marketplace for trades (including the ability to assign or offset the Fund's rights and obligations relating to the investment). Investments currently considered by the Fund to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days. Also, Key Advisers or the Sub-Adviser may determine some over-the-counter options, restricted securities and loans and other direct debt instruments, and swap agreements to be illiquid. However, with respect to over-the-counter options the Fund writes, all or a portion of the value of the underlying instrument may be illiquid depending on the assets held to cover the option and the nature and terms of any agreement the Fund may have to close out the option before expiration. In the absence of market quotations, illiquid investments are priced at fair value as determined in good faith by a committee appointed by the Board of Trustees. If through a change in values, net assets, or other circumstances, the Fund were in a position where more than 15% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.



         LOANS AND OTHER DIRECT DEBT INSTRUMENTS are interests in amounts owed by a corporate, governmental, or other borrower to another party. They may represent amounts owed to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the Fund in the event of fraud or misrepresentation. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. Direct debt instruments may also include standby financing commitments that obligate the Fund to supply additional cash to the borrower on demand.



         REPURCHASE AGREEMENTS. In a repurchase agreement, the Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days from the date of purchase. The resale price reflects the purchase price plus an agreed upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked to market daily) of the underlying security. The Fund may engage in a repurchase agreement with respect to any security in which it is authorized to invest. Since it is not possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delays and costs to the Fund in connection with bankruptcy proceedings), it is the Victory Portfolios' current policy to limit repurchase agreements for the Fund to those parties whose creditworthiness has been reviewed and found satisfactory by Key Advisers or the Sub-Adviser. Repurchase agreements are considered by the staff of the Securities and Exchange Commission to be loans by the Fund.



         RESTRICTED SECURITIES generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, or in a registered public offering. Where registration is required, the Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to seek registration of the shares. However, in general, the Fund anticipates holding restricted securities to maturity or selling them in an exempt transaction.



         LIMITATIONS ON FUTURES AND OPTIONS TRANSACTIONS. The Fund intends to file a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the Commodity Futures Trading Commission (CFTC) and the National Futures Association, which regulate trading in the futures markets, before engaging in any purchases or sales of futures contracts or options on futures contracts. The Fund intends to comply with Section 4.5 of the regulations under the Commodity Exchange Act, which limits the extent to which the Fund can commit assets to initial margin deposits and option premiums.



         In addition, the Fund will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the Fund's total assets would be hedged with futures and options under normal conditions;
(b) purchase futures contracts or write put options if, as a result, the Fund's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of its total assets; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the Fund would exceed 5% of the Fund's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities.



         FUTURES CONTRACTS. The Fund may enter into futures contracts, options on futures contracts and stock index futures contracts and options thereon for the purposes of remaining fully invested and reducing transaction costs. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security, class of securities, or an index at a specified future time and at a specified price. A stock index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of trading of the contracts and the price at which the futures contract is originally struck. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"), a U.S. Government agency.



         Although futures contracts by their terms call for actual delivery and acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position ("buying a contract which has previously been "sold," or "selling" a contract previously purchased) in an identical contract to terminate the position. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index. The acquisition of put and call options on futures contracts will, respectively, give the Fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period. Brokerage commissions are incurred when a futures contract is bought or sold.



         Futures traders are required to make a good faith margin deposit in cash or government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date.
Minimal initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Initial margin deposits on futures contracts are customarily set at levels much lower than the prices at which the underlying securities are purchased and sold, typically ranging upward from less than 5% of the value of the contract being traded.



         After a futures contract position is opened, the value of the contract is marked-to-market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Fund expects to earn interest income on its margin deposits.



         When interest rates are expected to rise or market values of portfolio securities are expected to fall, the Fund can seek through the sale of futures contracts to offset a decline in the value of its portfolio securities. When interest rates are expected to fall or market values are expected to rise, the Fund, through the purchase of such contracts, can attempt to secure better rates or prices for the Fund than might later be available in the market when it effects anticipated purchases.



         The Funds will only sell futures contracts to protect securities it owns against price declines or purchase contracts to protect against an increase in the price of securities it intends to purchase.

         The Fund's ability to effectively utilize futures trading depends on several factors. First, it is possible that there will not be a perfect price correlation between the futures contracts and their underlying stock index. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that the Fund could lose more than the original margin deposit required to initiate a futures transaction.



         RESTRICTIONS ON THE USE OF FUTURES CONTRACTS. The Fund will not enter into futures contract transactions for purposes other than bona fide hedging purposes to the extent that, immediately thereafter, the sum of its initial margin deposits on open contracts exceeds 5% of the market value of the Fund's total assets. In addition, the Fund will not enter into futures contracts to the extent that the value of the futures contracts held would exceed 1/3 of the Fund's total assets. Futures transactions will be limited to the extent necessary to maintain the Fund's qualification as a regulated investment company.



         The Victory Portfolios have undertaken to restrict their futures contract trading as follows: first, the Victory Portfolios will not engage in transactions in futures contracts for speculative purposes; second, the Victory Portfolios will not market its funds to the public as commodity pools or otherwise as vehicles for trading in the commodities futures or commodity options markets; third, the Victory Portfolios will disclose to all prospective shareholders the purpose of and limitations on its funds' commodity futures trading; fourth, the Victory Portfolios will submit to the Commodity Futures Trading Commission ("CFTC") special calls for information. Accordingly, registration as a commodities pool operator with the CFTC is not required.



         In addition to the margin restrictions discussed above, transactions in futures contracts may involve the segregation of funds pursuant to requirements imposed by the Securities and Exchange Commission. Under those requirements, where the Fund has a long position in a futures contract, it may be required to establish a segregated account (not with a futures commission merchant or broker) containing cash or certain liquid assets equal to the purchase price of the contract (less any margin on deposit). For a short position in futures or forward contracts held by the Fund, those requirements may mandate the establishment of a segregated account (not with a futures commission merchant or broker) with cash or certain liquid assets that, when added to the amounts deposited as margin, equal the market value of the instruments underlying the futures contracts (but are not less than the price at which the short positions were established). However, segregation of assets is not required if the Fund "covers" a long position. For example, instead of segregating assets, the Fund, when holding a long position in a futures contract, could purchase a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the fund. In addition, where the Fund takes short positions, or engages in sales of call options, it need not segregate assets if it "covers" these positions. For example, where the Fund holds a short position in a futures contract, it may cover by owning the instruments underlying the contract. The Fund may also cover such a position by holding a call option permitting it to purchase the same futures contract at a price no higher than the price at which the short position was established. Where the Fund sells a call option on a futures contract, it may cover either by entering into a long position in the same contract at a price no higher than the strike price of the call option or by owning the instruments underlying the futures contract. The Fund could also cover this position by holding a separate call option permitting it to purchase the same futures contract at a price no higher than the strike price of the call option sold by the fund.



         In addition, the extent to which the Fund may enter into transactions involving futures contracts may be limited by the Internal Revenue Code's requirements for qualification as a registered investment company and the Fund's intention to qualify as such.



         RISK FACTORS IN FUTURES TRANSACTIONS . Positions in futures contracts may be closed out only on an exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments to maintain the required margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on the ability to effectively hedge them. The Fund will minimize the risk that it will be unable to close out a futures contract by only entering into futures contracts which are traded on national futures exchanges and for which there appears to be a liquid secondary market.



         The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. Because the deposit requirements in the futures markets are less onerous than margin requirements in the securities market, there may be increased participation by speculators in the futures market which may also cause temporary price distortions. A relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchaser or sale of a futures contract may result in losses in excess of the amount invested in the contract. However, because the futures strategies engaged in by the Fund are only for hedging purposes, Key Advisers and the Sub-Adviser do not believe that the Fund is subject to the risks of loss frequently associated with futures transactions. The Fund would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.



         Utilization of futures transactions by the Fund does involve the risk of imperfect or no correlation where the securities underlying futures contract have different maturities than the portfolio securities being hedged. It is also possible that the Fund could both lose money on futures contracts and also experience a decline in value of its portfolio securities. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the fund has an open position in a futures contract or related option.



         FUTURES MARGIN PAYMENTS . The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant (FCM), when the contract is entered into. Initial margin deposits are typically equal to a percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of the Fund's investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of the Fund, the Fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the Fund.



         PURCHASING PUT AND CALL OPTIONS . By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. The Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. If the option is allowed to expire, the Fund will lose the entire premium it paid. If the Fund exercises the option, it completes the sale of the underlying instrument at the strike price. The Fund may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

         The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).



         The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.



         WRITING PUT AND CALL OPTIONS . When the Fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the Fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. When writing an option on a futures contract the Fund will be required to make margin payments to an FCM as described above for futures contracts. The Fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option the Fund has written, however, the Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.



         If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.



         Writing a call option obligates the Fund to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.



         COMBINED POSITIONS. The Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, the Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.



         CORRELATION OF PRICE CHANGES. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match the Fund's current or anticipated investments exactly. The Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests which involves a risk that the options or futures position will not track the performance of the Fund's other investments.



         Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. The Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.



         LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS. There is no assurance a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for the Fund to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require the Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Fund's access to other assets held to cover its options or futures positions could also be impaired.



         OTC OPTIONS. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the Fund greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.



         ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS. The Fund will comply with guidelines established by the SEC with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.



         WARRANTS. Warrants are securities that give the Fund the right to purchase equity securities from the issuer at a specific price (the strike price) for a limited period of time. The strike price of warrants typically is much lower than the current market price of the underlying securities, yet they are subject to greater price fluctuations. As a result, warrants may be more volatile investments than the underlying securities and may offer greater potential for capital appreciation as well as capital loss.



         Warrants do not entitle a holder to dividends or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date. These factors can make warrants more speculative than other types of investments.



         BANKERS' ACCEPTANCES AND CERTIFICATES OF DEPOSIT . The Fund may invest in bankers' acceptances, certificates of deposit, and demand and time deposits. Bankers' acceptances are negotiable drafts or bills of exchange typically drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity.

Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return.



         Bankers' acceptances will be those guaranteed by domestic and foreign banks, if at the time of purchase such banks have capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements). Certificates of deposit and demand and time deposits invested in by the Victory Portfolios will be those of domestic and foreign banks and savings and loan associations, if (a) at the time of purchase such financial institutions have capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements) or (b) the principal amount of the instrument is insured in full by the Federal Deposit Insurance Corporation or the Savings Association Insurance Fund.



         The Fund may also invest in Eurodollar Certificates of Deposit ("ECDs") which are U.S. dollar-denominated certificates of deposit issued by branches of foreign and domestic banks located outside the United States, Yankee Certificates of Deposit ("Yankee CDs") which are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States, Eurodollar Time Deposits ("ETDs") which are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or a foreign bank, and Canadian Time Deposits ("CTDs") which are U.S. dollar-denominated certificates of deposit issued by Canadian offices of major Canadian Banks.



         COMMERCIAL PAPER. Commercial paper consists of unsecured promissory notes issued by corporations. Except as noted below with respect to variable amount master demand notes, issues of commercial paper normally have maturities of less than nine months and fixed rates of return.



         The Fund will purchase only commercial paper rated in one of the two highest categories at the time of purchase by an NRSRO or, if not rated, found by the Victory Portfolios' Board of Trustees to present minimal credit risks and to be of comparable quality to instruments that are rated high quality (i.e., in one of the two top ratings categories) by a NRSRO that is neither controlling, controlled by, or under common control with the issuer of, or any issuer, guarantor, or provider of credit support for, the instruments. For a description of the rating symbols of each NRSRO see the Appendix to this Statement of Additional Information.



         VARIABLE AMOUNT MASTER DEMAND NOTES . Variable amount master demand notes, in which the Fund may invest, are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Although there is no secondary market for these notes, the Fund may demand payment of principal and accrued interest at any time and may resell the notes at any time to a third party. The absence of an active secondary market, however, could make it difficult for the Fund to dispose of a variable amount master demand note if the issuer defaulted on its payment obligations, and the Fund could, for this or other reasons, suffer a loss to the extent of the default. While the notes are not typically rated by credit rating agencies, issuers of variable amount master demand notes must satisfy the same criteria as set forth above for unrated commercial paper, and Key Advisers or the Sub-Adviser will continuously monitor the issuer's financial status and ability to make payments due under the instrument. Where necessary to ensure that a note is of "high quality," the Fund will require that the issuer's obligation to pay the principal of the note be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend. For purposes of the Fund's investment policies, a variable amount master note will be deemed to have a maturity equal to the longer of the period of time remaining until the next readjustment of its interest rate or the period of time remaining until the principal amount can be recovered from the issuer through demand. (See Variable and Floating Rate Notes.)



         U.S. GOVERNMENT OBLIGATIONS. The Fund may invest in obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. Government are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the U.S. Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others are supported only by the credit of the agency or instrumentality. No assurance can be given that the U.S. Government will provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so by law. The Fund will invest in the obligations of such agencies and instrumentalities only when Key Advisers or the Sub-Adviser believes that the credit risk with respect thereto is minimal.



         SECURITIES LENDING. The Fund may lend its portfolio securities to broker-dealers, banks or institutional borrowers of securities. The Fund must receive a minimum of 100% collateral, plus any interest due in the form of cash or U.S. Government securities. This collateral must be valued daily and should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund. During the time portfolio securities are on loan, the borrower will pay the Fund any dividends or interest paid on such securities plus any interest negotiated between the parties to the lending agreement. Loans will be subject to termination by the Fund or the borrower at any time. While the Fund will not have the right to vote securities on loan, it intends to terminate the loan and regain the right to vote if that is considered important with respect to the investment. The Fund will only enter into loan arrangements with broker-dealers, banks or other institutions which Key Advisers or the Sub- Adviser has determined are creditworthy under guidelines established by the Victory Portfolios' Trustees.



         VARIABLE AND FLOATING RATE NOTES . The Fund may acquire variable and floating rate notes, subject to the Victory Portfolios' investment objectives, policies and restrictions. A variable rate note is one whose terms provide for the readjustment of its interest rate on set dates and which, upon such readjustment, can reasonably be expected to have a market value that approximates its par value. A floating rate note is one whose terms provide for the readjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. Such notes are frequently not rated by credit rating agencies; however, unrated variable and floating rate notes purchased by the Fund will only be those determined by Key Advisers or the Sub-Adviser, under guidelines established by the Trustees, to pose minimal credit risks and to be of comparable quality, at the time of purchase, to rated instruments eligible for purchase under the Fund's investment policies. In making such determinations, Key Advisers or the Sub-Adviser will consider the earning power, cash flow and other liquidity ratios of the issuers of such notes (such issuers include financial, merchandising, bank holding and other companies) and will continuously monitor their financial condition. Although there may be no active secondary market with respect to a particular variable or floating rate note purchased by the Fund, the Fund may resell the note at any time to a third party. The absence of an active secondary market, however, could make it difficult for the Fund to dispose of a variable or floating rate note in the event the issuer of the note defaulted on its payment obligations and the fund could, for this or other reasons, suffer a loss to the extent of the default. Variable or floating rate notes may be secured by bank letters of credit.



         Variable or floating rate notes may have maturities of more than one year, as follows:



         1. A note that is issued or guaranteed by the United States government or any agency thereof and which has a variable rate of interest readjusted no less frequently than annually will be deemed by the Victory Portfolios to have a maturity equal to the period remaining until the next readjustment of the interest rate.



         2. A variable rate note, the principal amount of which is scheduled on the face of the instrument to be paid in one year or less, will be deemed by the Victory Portfolios to have a maturity equal to the period remaining until the next readjustment of the interest rate.



         3. A variable rate note that is subject to a demand feature scheduled to be paid in one year or more will be deemed by the Victory Portfolios to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.

         4. A floating rate note that is subject to a demand feature will be deemed by the Victory Portfolios to have a maturity equal to the period remaining until the principal amount can be recovered through demand.



         As used above, a note is "subject to a demand feature" where the Fund is entitled to receive the principal amount of the note either at any time on no more than 30 days' notice or at specified intervals not exceeding one year and upon no more than 30 days' notice.



         OTHER INVESTMENT COMPANIES . The Fund may invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the securities of any one investment company or invest more than 10% of its total assets in the securities of other investment companies. Pursuant to an exemptive order received by the Victory Portfolios from the Securities and Exchange Commission, the Fund may invest in the money market funds of the Victory Portfolios. Key Advisers or the Sub-Adviser will waive its fee with respect to assets of a fund of the Victory Portfolios invested in any of the money market funds of the Victory Portfolios, and, to the extent required by the laws of any state in which the Fund's shares are sold, Key Advisers or the Sub-Adviser will waive its investment advisory fee as to all assets invested in other investment companies. Because such other investment companies employ an investment adviser, such investment by the Fund will cause shareholders to bear duplicative fees, such as management fees.



         REVERSE REPURCHASE AGREEMENTS . The Fund may borrow funds for temporary purposes by entering into reverse repurchase agreements in accordance with the investment restrictions described below. Pursuant to such agreements, the Fund would sell portfolio securities to financial institutions such as banks and broker-dealers, and agree to repurchase them at a mutually agreed-upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account assets (such as cash or other liquid high-grade securities) consistent with the Fund's investment restrictions having a value equal to the repurchase price (including accrued interest); the collateral will be marked-to-market on a daily basis, and will be continuously monitored to ensure that such equivalent value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase the securities.



         TEMPORARY INVESTMENTS. The Fund may also invest temporarily in high quality investments or cash during times of unusual market conditions for defensive purposes and in order to accommodate shareholder redemption requests although currently it does not intend to do so. Any portion of the Fund's assets maintained in cash will reduce the amount of assets in securities and thereby reduce the Fund's yield or total return.



         "WHEN-ISSUED" SECURITIES. As discussed in the Prospectus, the Fund may purchase securities on a "when issued" basis (i.e., for delivery beyond the normal settlement date at a stated price and yield). When the Fund agrees to purchase securities on a "when issued" basis, the Victory Portfolios' custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy the purchase commitment, and in such a case, the Fund may be required subsequently to place additional assets in the separate account in order to assure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash.



         When the Fund engages in "when-issued" transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Fund incurring a loss or missing the opportunity to obtain a price considered to be advantageous. The Fund does not intend to purchase "when issued" securities for speculative purposes, but only in furtherance of its investment objective.

         MISCELLANEOUS SECURITIES. The Fund can invest in various securities issued by domestic and foreign corporations, including preferred stocks and investment grade corporate bonds, notes, and warrants. Bonds are long-term corporate debt instruments secured by some or all of the issuer's assets, debentures are general corporate debt obligations backed only by the integrity of the borrower, and warrants are instruments that entitle the holder to purchase a certain amount of common stock at a specified price, which price is usually higher than the current market price at the time of issuance.
Preferred stocks are instruments that combine qualities both of equity and debt securities. Individual issues of preferred stock will have those rights and liabilities that are spelled out in the governing document. Preferred stocks usually pay a fixed dividend per quarter (or annum) and are senior to common stock in terms of liquidation and dividends rights, and preferred stocks typically do not have voting rights.



         The Fund also may invest, consistent with its investment objective and policies, in zero coupon bonds, which are debt instruments that do not pay current interest and are typically sold at prices greatly discounted from par value. The return on a zero-coupon obligation, when held to maturity, equals the difference between the par value and the original purchase price. Zero-coupon obligations have greater price volatility than coupon obligations.



         FUTURE DEVELOPMENTS. As discussed in the Prospectus, the Fund may take advantage of other investment practices which are not at present contemplated for use by the Fund or which currently are not available but which may be developed, to the extent such investment practices are both consistent with the Fund's investment objective and are legally permissible for the Fund. Such investment practices, if they arise, may involve risks which exceed those involved in the activities described in the Prospectus and Statement of Additional Information. Prior to commencing any new investment practice, the Fund will notify shareholders by means of prospectus supplement.



         The Fund does not engage in trading for short-term profits, and its portfolio turnover rate is not expected to exceed 200% (annualized). Nevertheless, changes in the Fund will be made promptly when determined to be advisable by reason of developments not foreseen at the time of the initial investment decision and usually without reference to the length of time a security has been held. Accordingly, portfolio turnover rates are not considered a limiting factor in the execution of investment decisions.



         The following fundamental investment limitations cannot be changed without approval by a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act") of the Fund.



         The Fund may not (unless otherwise indicated):



         (1) issue any senior security (as defined in the 1940 Act), except that (a) the Fund may engage in transactions which may result in the issuance of senior securities to the extent permitted under applicable regulations and interpretation of the 1940 Act or an exemptive order; (b) the Fund may acquire other securities that may be deemed senior securities to the extent permitted under applicable regulations or interpretations of the 1940 Act; (c) subject to the restrictions set forth below, the Fund may borrow money as authorized by the 1940 Act;



         (2) with respect to 75% of the Fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer;



         (3) borrow money, except that (a) the Fund may enter into commitments to purchase securities in accordance with its investment program, including delayed-delivery and when-issued securities and reverse repurchase agreements, provided that the total amount of any such borrowing does not exceed 33 1/3% of the Fund's total assets; and (b) the Fund may borrow money for temporary or emergency purposes in an amount not exceeding 5% of the value of its total assets at the time when the loan is made. Any borrowings representing more than 5% of the Fund's total assets must be repaid before the Fund may make additional investments;



         (4) underwrite securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;



         (5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;



         (6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);



         (7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or



         (8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.



         The following investment limitations are nonfundamental and may be changed without shareholder approval:



       (i) The Fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.



       (ii) The Fund does not currently intend to purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.



      (iii)   The Fund may borrow money only from a bank.



       (iv) The Fund does not currently intend to purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.



        (v) The Fund does not currently intend to invest in securities of real estate investment trusts that are not readily marketable, or to invest in securities of real estate limited partnerships that are not listed on the New York Stock Exchange or the American Stock Exchange or traded on the NASDAQ National Market System.

       (vi) The Fund does not currently intend to make loans, but this limitation does not apply to purchases of debt securities or to repurchase agreements.



      (vii) The Fund shall not invest in the securities of other investment companies, except that the Fund may invest in the securities of other investment companies that are not "affiliated persons" of the Fund (unless permitted by SEC regulations or exemptive relief) and that limit their investments to securities appropriate for the Fund, provided investment by the Fund is limited to: (a) ten percent of the Fund's assets; (b) five percent of the Fund's total assets in the shares of a single investment company; and (c) not more than three percent of the net assets of any one acquired investment company. The investment adviser will waive the portion of its fee attributable to the assets of the Fund invested in such investment companies to the extent required by the laws of any jurisdiction in which shares of the Fund are registered for sale.



State Regulations



         In addition, the Fund, so long as its shares are registered under the securities laws of the State of Texas and such restrictions are required as a consequence of such registration, is subject to the following non-fundamental policies, which may be modified in the future by the Trustees without a vote of the Fund's shareholders: (i) Fund has represented to the Texas State Securities Board, that it will not invest in oil, gas or mineral leases or purchase or sell real property (including limited partnership interests, but excluding readily marketable securities of companies which invest in real estate); and
(ii) Fund has represented to the Texas State Securities Board that it will not invest more than 5% of their net assets in warrants valued at the lower of cost or market; provided that, included within that amount, but not to exceed 2% of net assets, may be warrants which are not listed on the New York or American Stock Exchanges. For purposes of this restriction, warrants acquired in units or attached to securities are deemed to be without value.



         The policies and limitations listed above supplement those set forth in the Prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of the Fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Fund's acquisition of such security or other asset except in the case of borrowing (or other activities that may be deemed to result in the issuance of a "senior security" under the 1940 Act). Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund's investment policies and limitations. If the value of the Fund's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board of Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity.


FUTURE DEVELOPMENTS

         The Fund may take advantage of other investment practices which are not at present contemplated for use by the Fund or which currently are not available but which may be developed, to the extent such investment practices are both consistent with the Fund's investment objective and are legally permissible for the Fund. Such investment practices, if they arise, may involve risks which exceed those involved in the activities described in the Prospectus and Statement of Additional Information. Prior to commencing any new investment practice, the Fund will notify shareholders by means of prospectus supplement.


Portfolio Turnover



         The turnover rate stated in the Prospectus for the Fund's investment portfolio is calculated by dividing the lesser of the Fund's purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The calculation excludes all securities whose maturities, at the time of acquisition, were one year or less.



                       VALUATION OF PORTFOLIO SECURITIES

         Investment securities held by the Fund are valued on the basis of valuations provided by an independent pricing service, approved by the Board of Trustees, which uses information with respect to transactions of a security, quotations from dealers, market transactions in comparable securities, and various relationships between securities, in determining value. Specific investment securities which are not priced by the approved pricing service will be valued according to quotations obtained from dealers who are market makers in those securities. Investment securities with less than 60 days to maturity when purchased are valued at amortized cost which approximates market value. Investment securities not having readily available market quotations will be priced at fair value using a methodology approved in good faith by the Board of Trustees.


                                  PERFORMANCE

         As described in the Prospectus, from time to time the "standardized yield," "dividend yield," "average annual total return," "total return," and "total return at net asset value" of an investment in each class of Fund shares may be advertised. An explanation of how yields and total returns are calculated and the components of those calculations are set forth below.

         Yield and total return information may be useful to investors in reviewing the Fund's performance. The Fund's advertisement of its performance must, under applicable Commission rules, include the average annual total returns for the Fund for the 1, 5 and 10-year period (or the life of the class, if less) as of the most recently ended calendar quarter. This enables an investor to compare the Fund's performance to the performance of other funds for the same periods. However, a number of factors should be considered before using such information as a basis for comparison with other investments. An investment in the Fund is not insured; its yield and total return are not guaranteed and normally will fluctuate on a daily basis. When redeemed, an investor's shares may be worth more or less than their original cost. Yield and total return for any given past period are not a prediction or representation by the Victory Portfolios of future yields or rates of return on its shares. The yield and total returns of the Fund are affected by portfolio quality, portfolio maturity, the type of investments the Fund holds and its operating expenses.


         STANDARDIZED YIELDS. The Fund's "yield" (referred to as "standardized yield") for a given 30-day period for a class of shares is calculated using the following formula set forth in rules adopted by the Commission that apply to all funds that quote yields:



                    Standardized Yield = 2 [(a-b + 1)6 - 1]
                                             ---
                                          cd



         The symbols above represent the following factors:



         a =     dividends and interest earned during the 30-day period.



         b = expenses accrued for the period (net of any expense reimbursements).



         c = the average daily number of shares of that class outstanding during the 30-day period that were entitled to receive dividends.


         d = the maximum offering price per share of the class on the last day of the period, adjusted for undistributed net investment income.

         The standardized yield for a 30-day period may differ from its yield for any other period. The Commission formula assumes that the standardized yield for a 30-day period occurs at a constant rate for a six-month period and is annualized at the end of the six-month period. This standardized yield is not based on actual distributions paid by the Fund to shareholders in the 30-day period, but is a hypothetical yield based upon the net investment income from the Fund's portfolio investments calculated for that period. The standardized yield may differ from the "dividend yield," described below. Additionally, because each class of shares is subject to different expenses, it is likely that the standardized yields of the Fund classes of shares will differ. The yield for the 30-day period ended October 31, 1995 was ____% .


         DIVIDEND YIELD AND DISTRIBUTION RETURN . From time to time the Fund may quote a "dividend yield" or a "distribution return." Dividend yield is based on the share dividends derived from net investment income during a stated period. Distribution return includes dividends derived from net investment income and from realized capital gains declared during a stated period. Under those calculations, the dividends and/or distributions declared during a stated period of one year or less (for example, 30 days) are added together, and the sum is divided by the maximum offering price per share of that class A) on the last day of the period. When the result is annualized for a period of less than one year, the "dividend yield" is calculated as follows:

 Dividend Yield =      Dividends      + Number of days (accrual period) x 365
                 ---------------------
                       Max. Offering Price (last day of period)

         The maximum offering price for shares includes the maximum front-end sales charge.


         From time to time similar yield or distribution return calculations may also be made using the net asset value (instead of its respective maximum offering price) at the end of the period. The dividend yields at maximum offering price and net asset value for the 30-day period ended ________, 1995 were ____% and ____%, respectively.


         TOTAL RETURNS. The "average annual total return" is an average annual compounded rate of return for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n") to achieve an Ending Redeemable Value ("ERV"), according to the following formula:

                 (ERV)(1n) - 1 = Average Annual Total Return
                  ---
                 ( P )


         The cumulative "total return" calculation measures the change in value of a hypothetical investment of $1,000 over an entire period of years. Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis. Total return is determined as follows:



                 ERV - P = Total Return
                 ---
                  P



         In calculating total returns, the current maximum sales charge of 4.75% (as a percentage of the offering price) is deducted from the initial investment ("P") (unless the return is shown at net asset value, as discussed below). Total returns also assume that all dividends and capital gains distributions during the period are reinvested to buy additional shares at net asset value per share, and that the investment is redeemed at the end of the period. The average annual total return and cumulative total return for the Fund and the Predecessor Fund for the period ________________ to October 31, 1994 and for the fiscal year ended October 31, 1995 at maximum offering price were ___% and ____%, respectively. For the one and five year periods ended October 31, 1995, average annual total return was ______% and _____%, respectively.

         From time to time the Fund may also quote an "average annual total return at net asset value" or a cumulative "total return at net asset value." It is based on the difference in net asset value per share at the beginning and the end of the period for a hypothetical investment in that class of shares (without considering front-end or contingent sales charges) and takes into consideration the reinvestment of dividends and capital gains distributions. The average annual total return and cumulative total return for the Fund and the Predecessor Fund for the period ________________ to October 31, 1994 and for the fiscal year ended October 31, 1995, at net asset value, was ____% and ___%, respectively. For the one and five year periods ended October 31, 1995, average annual total return was ___% and ___%, respectively.


         OTHER PERFORMANCE COMPARISONS . From time to time the Fund may publish the ranking of the performance of its shares by Lipper Analytical Services, Inc. ("Lipper"), a widely-recognized independent mutual fund monitoring service. Lipper monitors the performance of regulated investment companies, including the Fund, and ranks the performance of the Fund against (i) all other funds, excluding money market funds, and (ii) all other government bond funds. The Lipper performance rankings are based on total return that includes the reinvestment of capital gains distributions and income dividends but does not take sales charges or taxes into consideration.

         From time to time the Fund may publish the ranking of the performance of its shares by Morningstar, Inc., an independent mutual fund monitoring service that ranks mutual funds, including the Fund, in broad investment categories (equity, taxable bond, tax-exempt and other) monthly, based upon each fund's three, five and ten-year average annual total returns (when available) and a risk adjustment factor that reflects Fund performance relative to three-month U.S. Treasury bill monthly returns. Such returns are adjusted for fees and sales loads. There are five ranking categories with a corresponding number of stars: highest (5), above average (4), neutral (3), below average (2) and lowest (1). Ten percent of the funds, series or classes in an investment category receive 5 stars, 22.5% receive 4 stars, 35% receive 3 stars, 22.5% receive 2 stars, and the bottom 10% receive one star. Morningstar ranks the shares of the Fund in relation to other taxable bond funds.

         The total return on an investment made in shares of the Fund may be compared with the performance for the same period of one or more of the following indices: the Consumer Price Index, the Salomon Brothers World Government Bond Index, the Standard & Poor's 500 Index, the Shearson Lehman Government/Corporate Bond Index, the Lehman Aggregate Bond Index, and the J.P. Morgan Government Bond Index. Other indices may be used from time to time.
The Consumer Price Index is generally considered to be a measure of inflation. The Salomon Brothers World Government Bond Index generally represents the performance of government debt securities of various markets throughout the world, including the United States. The Lehman Government/Corporate Bond Index generally represents the performance of intermediate and long-term government and investment grade corporate debt securities. The Lehman Aggregate Bond Index measures the performance of U.S. corporate bond issues, U.S. government securities and mortgaged-backed securities. The J.P. Morgan Government Bond Index generally represents the performance of government bonds issued by various countries including the United States. The S&P 500 Index is a composite index of 500 common stocks generally regarded as an index of U.S. stock market performance. The foregoing bond indices are unmanaged indices of securities that do not reflect reinvestment of capital gains or take investment costs into consideration, as these items are not application to indices.

         From time to time, the yields and the total returns of the Fund may be quoted in and compared to other mutual funds with similar investment objective in advertisements, shareholder reports or other communications to shareholders. The Fund may also include calculations in such communications that describe hypothetical investment results. (Such performance examples will be based on an express set of assumptions and are not indicative of the performance of any Fund.) Such calculations may from time to time include discussions or illustrations of the effects of compounding in advertisements. "Compounding" refers to the fact that, if dividends or other distributions on a Fund investment are reinvested by being paid in additional Fund shares, any future income or capital appreciation of the Fund would increase the value, not only of the original Fund investment, but also of the additional Fund shares received through reinvestment. As a result, the value of the Fund investment would increase more quickly than if dividends or other distributions had been paid in cash. The Fund may also include discussions or illustrations of the potential investment goals of a prospective investor (including but not limited to tax and/or retirement planning), investment management techniques, policies or investment suitability of Fund, economic conditions, legislative developments (including pending legislation), the effects of inflation and historical performance of various asset classes, including but not limited to stocks, bonds and Treasury bills. From time to time advertisements or communications to shareholders may summarize the substance of information contained in shareholder reports (including the investment composition of the Fund, as well as the views of the investment adviser as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to the Fund. The Fund may also include in advertisements, charts, graphs or drawings which illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to stock, bonds, Treasury bills and shares of Fund as well as charts or graphs which illustrate strategies such as dollar cost averaging, and comparisons of hypothetical yields of investment in tax-exempt versus taxable investments. In addition, advertisements or shareholder communications may include a discussion of certain attributes or benefits to be derived by an investment in Fund. Such advertisements or communications may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein. With proper authorization, Fund may reprint articles (or excerpts) written regarding the Fund and provide them to prospective shareholders. Performance information with respect to the Fund is generally available by calling 1-800-539-3863.

         Investors may also judge, and the Fund may at times advertise, performance by comparing it to the performance of other mutual funds or mutual fund portfolios with comparable investment objectives and policies, which performance may be contained in various unmanaged mutual fund or market indices or rankings such as those prepared by Dow Jones & Co., Inc., Standard & Poor's Corporation, Lehman Brothers, Merrill Lynch, and Salomon Brothers, and in publications issued by Lipper Analytical Services, Inc. and in the following publications: IBC/Donoghue's Money Fund Reports, Ibottson Associates, Inc., Morningstar, CDA/Wiesenberger, Money Magazine, Forbes, Barron's, The Wall Street Journal, The New York Times, Business Week, American Banker, Fortune, Institutional Investor, U.S.A. Today. In addition to yield information, general information about the Fund that appears in a publication such as those mentioned above may also be quoted or reproduced in advertisements or in reports to shareholders.

         Advertisements and sales literature may include discussions of specifics of the portfolio manager's investment strategy and process, including, but not limited to, descriptions of security selection and analysis.

         Advertisements may also include descriptive information about the investment adviser, including, but not limited to, its status within the industry, other services and products it makes available, total assets under management, its investment philosophy.

         When comparing yield, total return and investment risk of an investment in the Fund with other investments, investors should understand that certain other investments have different risk characteristics than an investment in shares of the Fund. For example, certificates of deposit may have fixed rates of return and may be insured as to principal and interest by the FDIC, while the Fund's returns will fluctuate and its share values and returns are not guaranteed. Money market accounts offered by banks also may be insured by the FDIC and may offer stability of principal. U.S. Treasury securities are guaranteed as to principal and interest by the full faith and credit of the U.S. government. Money market mutual funds may seek to offer a fixed price per share.


            ADDITIONAL PURCHASE EXCHANGE AND REDEMPTION INFORMATION

         The Victory Portfolios (see "Description of Victory Portfolios" below) is open for business and the NAV is calculated on each Business Day. A Business Day is every day on which the NYSE is open for business, the Federal

Reserve Bank of Cleveland is open and any other day (other than a day on which no shares of the Fund are tendered for redemption and no order to purchase any shares is received) during which there is sufficient trading in portfolio instruments that the Fund's net asset value per share might be materially affected. The NAV of each class is determined and its shares are priced as of the close of regular trading of the NYSE (generally 4:00 p.m. Eastern time (the "Valuation Time")) on each Business Day of the Fund. The NYSE or the Federal Reserve Bank of Cleveland will not be open in observance of the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day, and Christmas Day. The holiday closing schedule is subject to change.

         When the NYSE is closed, or when trading is restricted for any reason other than its customary weekend or holiday closings, or under emergency circumstances as determined by the Commission to warrant such action, the Fund's Transfer Agent will determine the Fund's NAVs at Valuation Time. The Fund's NAV may be affected to the extent that its securities are traded on days that are not Business Days.

         If, in the opinion of the Trustees, conditions exist which make cash payment undesirable, redemption payments may be made in whole or in part in securities or other property, valued for this purpose as they are valued in computing the NAV of each class of the Fund. Shareholders receiving securities or other property on redemption may realize a gain or loss for tax purposes and will incur any costs of sale as well as the associated inconveniences.

         Pursuant to Rule 11a-3 under the 1940 Act, the Fund is required to give shareholders at least 60 days' notice prior to terminating or modifying the Fund's exchange privilege. Under the Rule, the 60-day notification requirement may be waived if (i) the only effect of a modification would be to reduce or eliminate an administrative fee, redemption fee or deferred sales charge ordinarily payable at the time of exchange or (ii) the Fund temporarily suspends the offering of shares as permitted under the 1940 Act or by the SEC or because it is unable to invest amounts effectively in accordance with its investment objective and policies.


         In the Prospectus, the Victory Portfolios, Key Advisers and the Sub-Adviser have notified shareholders that they reserve the right at any time without prior notice to shareholders to refuse exchange purchases by any person or group if, in Key Advisers or the Sub-Adviser's judgment, the Fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.



                        ADDITIONAL PURCHASE INFORMATION

         REDUCED SALES CHARGE. Reduced sales charges are applicable to purchases of $50,000 or more alone or in combination with purchases of shares of other Victory Portfolios made at any one time. To obtain the reduction of the sales charge, you or your investment professional must notify the Transfer Agent at the time of purchase whenever a quantity discount is applicable to your purchase. Upon such notification, you will receive the lowest applicable sales charge.

         In addition to investing at one time in any combination of shares of the Victory Portfolios in an amount entitling you to a reduced sales charge, you may qualify for a reduction in the sales charge under the following programs:

         COMBINED PURCHASES. When you invest in shares of the Victory Portfolios for several accounts at the same time, you may combine these investments into a single transaction if purchased through one investment professional, and if the total is $50,000 or more. The following may qualify for this privilege: an individual, or "company" as defined in Section 2(a)(8) of the 1940 Act; an individual, spouse, and their children under age 21 purchasing for his, her, or their own account; a trustee, administrator or other fiduciary purchasing for a single trust estate or single fiduciary account or for a single or a parent-subsidiary group of "employee benefit plans" (as defined in Section 3(3) of ERISA); and tax-exempt organizations under Section 501(c)(3) of the Internal Revenue Code.

         RIGHTS OF ACCUMULATION. Your "Rights of Accumulation" permit reduced sales charges on future purchases of shares after you have reached a new breakpoint. You can add the value of existing Victory Portfolios shares held by you, your spouse, and your children under age 21, determined at the previous day's NAV at the close of business, to the amount of your new purchase valued at the current offering price to determine your reduced sales charge.

         LETTER OF INTENT . If you anticipate purchasing $50,000 or more of shares of the Fund alone or in combination with shares of certain other Victory Portfolios within a 13-month period, you may obtain shares of the portfolios at the same reduced sales charge as though the total quantity were invested in one lump sum, by filing a non-binding Letter of Intent (the "Letter") within 90 days of the start of the purchases. Each investment you make after signing the Letter will be entitled to the sales charge applicable to the total investment indicated in the Letter. For example, a $2,500 purchase toward a $60,000 Letter would receive the same reduced sales charge as if the $60,000 had been invested at one time. To ensure that the reduced price will be received on future purchases, you or your investment professional must inform the transfer agent that the Letter is in effect each time shares are purchased. Neither income dividends nor capital gain distributions taken in additional shares will apply toward the completion of the Letter.

         Your initial investment must be at least 5% of the total amount you plan to invest. Out of the initial purchase, 5% of the dollar amount specified in the Letter will be registered in your name and held in escrow. The shares held in escrow cannot be redeemed or exchanged until the Letter is satisfied or the additional sales charges have been paid. You will earn income dividends and capital gain distributions on escrowed shares. The escrow will be released when your purchase of the total amount has been completed. You are not obligated to complete the Letter.

         If you purchase more than the amount specified in the Letter and qualify for a further sales charge reduction, the sales charge will be adjusted to reflect your total purchase at the end of 13 months. Surplus funds will be applied to the purchase of additional shares at the then current offering price applicable to the total purchase.

         If you do not complete your purchase under the Letter within the 13-month period, your sales charge will be adjusted upward, corresponding to the amount actually purchased, and if after written notice, you do not pay the increased sales charge, sufficient escrowed shares will be redeemed to pay such charge.


                        ADDITIONAL EXCHANGE INFORMATION

         Shares of the Victory Portfolios (see "Description of Victory Portfolios" below) may be exchanged for shares of any Victory money market fund or any other fund of the Victory Portfolios with the same or a lower sales charge. Shares of any Victory money market portfolio or any Victory Portfolios with a reduced sales charge may be exchanged for shares of the Fund upon payment of the difference in the sales charge.


                       ADDITIONAL REDEMPTION INFORMATION

         REINSTATEMENT PRIVILEGE. Within 90 days of a redemption, a shareholder may reinvest all or part of the redemption proceeds of shares of the Fund or any of the other Victory Portfolios into which shares of the Fund are exchangeable as described below, at the net asset value next computed after receipt by the Transfer Agent of the reinvestment order. No charge is currently made for reinvestment in shares of the Fund but a reinvestment in shares of certain other Victory Portfolios is subject to a $5.00 service fee. The shareholder must ask the Distributor for such privilege at the time of reinvestment. Any capital gain that was realized when the shares were redeemed is taxable, and reinvestment will not alter any capital gains tax payable on that gain. If there has been a capital loss on the redemption, some or all of the loss may not be tax deductible, depending on the timing and amount of the reinvestment. Under the Internal Revenue Code, if the redemption proceeds of Fund shares on which a sales charge was paid are reinvested in shares of the Fund or another of the Victory Portfolios within 90 days of payment of the sales charge, the shareholder's basis in the shares of the Fund that were redeemed may not include the amount of the sales charge paid. That would reduce the loss or increase the gain recognized from redemption. The Fund may amend, suspend or cease offering this reinvestment privilege at any time as to shares redeemed after the date of such amendment, suspension or cessation. You must reinstate your shares into an account with the same registration. This privilege may be exercised only once by a shareholder with respect to the Fund. For information on which funds are available for the Reinstatement Privilege, please consult your program materials.

                          DIVIDENDS AND DISTRIBUTIONS

         The Fund ordinarily declares and pays dividends from its net investment income quarterly. The Fund distributes substantially all of its net investment income and net capital gains, if any, to shareholders within each calendar year as well as on a fiscal year basis to the extent required for the Fund to qualify for favorable federal tax treatment.

         The amount of distributions may vary from time to time depending on market conditions and the composition of the Fund's portfolio.

         For this purpose, the net income of the Fund, from the time of the immediately preceding determination thereof, shall consist of all interest income accrued on the portfolio assets of the Fund, dividend income, if any, income from securities loans, if any, and realized capital gains and losses on the Fund assets, less all expenses and liabilities of the Fund chargeable against income. Interest income shall include discount earned, including both original issue and market discount, on discount paper accrued ratably to the date of maturity. Expenses, including the compensation payable to Key Advisers or the Sub-Adviser, are accrued each day. The expenses and liabilities of the Fund shall include those appropriately allocable to the Fund as well as a share of the general expenses and liabilities of the Victory Portfolios in proportion to the Fund's share of the total net assets of the Victory Portfolios.

Additional Tax Information

         It is the policy of the fund of the Fund to qualify for the favorable tax treatment accorded regulated investment companies ("RICs") under Subchapter M of the Code, for so long as such qualification is in the best interest of its shareholders. By following such policy and distributing its income and gains currently with respect to each taxable year, the Fund expects to eliminate or reduce to a nominal amount the federal income and excise taxes to which it may otherwise be subject.

         In order to qualify as a RIC, the Fund must, among other things, (1) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock or securities, foreign currencies or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities or currencies, (2) derive less than 30% of its gross income from the sale or other disposition of stock, securities, options, futures, forward contracts, and certain foreign currencies (or options, futures, or forward contracts on foreign currencies) held for less than three months, and (3) diversify its holdings so that at the end of each quarter of its taxable year (i) at least 50% of the market value of the Fund's assets is represented by cash or cash items, U.S. Government securities, securities of other RICs and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities) or of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses. These requirements may restrict the degree to which the Fund may engage in short-term trading and concentrate investments. If the Fund qualifies as a RIC, it will not be subject to federal income tax on the part of its net investment income and net realized capital gains, if any, that it distributes to shareholders with respect to each taxable year within the time limits specified in the Code.

         A non-deductible excise tax is imposed on regulated investment companies that do not distribute in each calendar year an amount equal to 98% of their ordinary income for the year plus 98% of their capital gain net income for the 1-year period ending on October 31 of such calendar year. The balance of such income must be distributed during the following calendar year. If distributions during a calendar year are less than the required amount, the fund is subject to a non-deductible excise tax equal to 4% of the deficiency.

         Certain investment and hedging activities of the Fund, including transactions in options, futures contracts, hedging transactions, forward contracts, straddles, foreign currencies, and foreign securities, are subject to special tax rules. In a given case, these rules may accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert short-term capital losses into long-term capital losses, or otherwise affect the character of the Fund's income. These rules could therefore affect the amount, timing and character of distributions to shareholders. The Fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interest of the Fund and their securities.

         The Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of taxable dividends paid to any shareholder who has failed to provide (or provided an incorrect) tax identification number, or is subject to withholding pursuant to a notice from the Internal Revenue Service for failure to properly include on his or her income tax return payments of interest or dividends. This "backup withholding" is not an additional tax, and any amounts withheld may be credited against the shareholder's ultimate U.S. tax liability.

         Information set forth in the Prospectus and this Statement of Additional Information that relates to federal taxation is only a summary of certain key federal tax considerations generally affecting purchasers of shares of the Fund. No attempt has been made to present a complete explanation of the federal tax treatment of a fund or its shareholders, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential purchasers of shares of the Fund are urged to consult their tax advisers with specific reference to their own tax circumstances. In addition, the tax discussion in the Prospectus and this Statement of Additional Information is based on tax law in effect on the date of the Prospectus and this Statement of Additional Information; such laws and regulations may be changed by legislative, judicial or administrative action, sometimes with retroactive effect.



                      MANAGEMENT OF THE VICTORY PORTFOLIOS



Board of Trustees



         Overall responsibility for management of the Victory Portfolios rests with the Trustees, who are elected by the shareholders of the Victory Portfolios. The Victory Portfolios are managed by the Trustees in accordance with the laws of the State of Delaware governing business trusts. There are currently seven Trustees, six of whom are not "interested persons" of the Victory Portfolios within the meaning of that term under the 1940 Act. The Trustees, in turn, elect the officers of the Victory Portfolios to supervise actively its day-to-day operations.



         The Trustees of the Victory Portfolios, their addresses, ages and their principal occupations during the past five years are as follows:

                                       Position(s) Held
                                       With the Victory                    Principal Occupation
Name, Address and Age                  Portfolios                          During Past 5 Years
---------------------                  ----------------                    --------------------
Leigh A. Wilson, 51*                   Trustee and                         From 1989 to present, Chairman and
Glenleigh International Ltd.           President                           Chief Executive Officer, Glenleigh
53 Sylvan Road North                                                       International Limited; previously
Westport, CT  06880                                                        Chief Executive Officer, Paribas
                                                                           North America and Paribas
                                                                           Corporation; Trustee, The Victory
                                                                           Funds and Spears, Benzak, Salomon
                                                                           and Farrell ("SBSF") Funds.


------------

* Mr. Wilson is deemed to be an "interested person" of the Victory Portfolios under the 1940 Act solely by reason of his position as President.

                                       Position(s) Held
                                       With the Victory                    Principal Occupation
Name, Address and Age                  Funds                               During Past 5 Years
---------------------                  ----------------                    --------------------
Robert G. Brown, 72                    Trustee                             Retired; from October 1983 to
5460 N. Ocean Drive                                                        November 1990, President, Cleveland
Singer Island, Riviera Beach,                                              Advanced Manufacturing Program
Florida  33404                                                             (non-profit corporation engaged in
                                                                           regional economic development).

Edward P. Campbell, 46                 Trustee                             From March 1, 1994 to present,
Nordson Corporation                                                        Executive Vice President and Chief
28601 Clemens Road                                                         Operating Officer of Nordson
Westlake, OH  44145                                                        Corporation (manufacturer of
                                                                           application equipment); from May
                                                                           1988 to March 1994, Vice President
                                                                           of Nordson Corporation; from 1987
                                                                           to December 1994, member of the
                                                                           Supervisory Committee of Society's
                                                                           Collective Investment Retirement
                                                                           Fund; from May 1991 to August 1994,
                                                                           Trustee, Financial Reserves Fund
                                                                           and from May 1993 to August 1994,
                                                                           Trustee, Ohio Municipal Money
                                                                           Market Fund; Trustee, The Victory
                                                                           Funds and SBSF.

Dr. Harry Gazelle, 68                  Trustee                             Retired radiologist, Drs. Hill and
17822 Lake Road                                                            Thomas Corp.; Trustee, The Victory
Lakewood, OH 44107                                                         Funds.

Dr. Thomas F. Morrissey, 62            Trustee                             1995 Visiting Scholar, Bond
Weatherhead School of                                                      University, Queensland, Australia;
  Management                                                               Professor, Weatherhead School of
Case Western Reserve                                                       Management, Case Western Reserve
  University                                                               University; from 1989 to 1995,
10900 Euclid Avenue                                                        Associate Dean of Weatherhead
Cleveland, OH  44106-7235                                                  School of Management and Professor,
                                                                           Case Western Reserve University;
                                                                           from 1987 to December 1994, Member
                                                                           of the Supervisory Committee of
                                                                           Society's Collective Investment
                                                                           Retirement Fund; from May  1991 to
                                                                           August 1994, Trustee, Financial
                                                                           Reserves Fund and from May 1993 to
                                                                           August 1994, Trustee, Ohio
                                                                           Municipal Money Market Fund;
                                                                           Trustee, The Victory Funds.

                                       Position(s) Held
                                       With the Victory                    Principal Occupation
Name, Address and Age                  Funds                               During Past 5 Years
---------------------                  ----------------                    --------------------
Stanley I. Landgraf, 70                Trustee                             Retired; currently, Trustee,
41 Traditional Lane                                                        Rensselaer Polytechnic Institute;
Albany, NY  12211                                                          Director, Elenel Corporation and
                                                                           Mechanical Technology, Inc.;
                                                                           Member, Board of Overseers, School
                                                                           of Management, Rensselaer
                                                                           Polytechnic Institute; Member, The
                                                                           Fifty Group (a Capital Region
                                                                           business organization); Trustee,
                                                                           The Victory Funds.

H. Patrick Swygert, 52                 Trustee                             President, Howard University;
Howard University                                                          formerly President, State
2400 6th Street, N.W.                                                      University of New York at Albany;
Suite 320                                                                  formerly, Executive Vice President,
Washington, DC  20059                                                      Temple University; Trustee, The
                                                                           Victory Funds.



         The Board presently has an Investment Policy Committee and a Business, Legal, and Audit Committee. The members of the Investment Policy Committee are Messrs. Landgraf (Chairman), Morrissey and Brown, who will serve until May 1996. The function of the Investment Policy Committee is to review the existing investment policies of the Victory Portfolios, including the levels of risk and types of funds available to shareholders, and make recommendations to the Board of Trustees regarding the revision of such policies or, if necessary, the submission of such revisions to the Victory Portfolios' shareholders for their consideration. The members of the Business, Legal and Audit Committee are Messrs. Swygert (Chairman), Campbell and Gazelle who will serve until May 1996. The function of the Business, Legal and Audit Committee is to recommend independent auditors and monitor accounting and financial matters; to nominate persons to serve as disinterested Trustees and Trustees to serve on committees of the Board; and to review compliance and contract matters.



         The Investment Policy Committee met four times during the 12 months ended October 31, 1995. The Business, Legal and Audit Committee was constituted on May 24, 1995 (and has met twice since then) and replaced the Audit Committee, the Legal Committee and the Nominating Committee, which met three times, one time and one time, respectively, during the 12 month period ended October 31, 1995.



REMUNERATION OF TRUSTEES AND CERTAIN EXECUTIVE OFFICERS



         Effective June 1, 1995, each Trustee (other than Leigh A. Wilson) receives an annual fee of $27,000 for serving as Trustee of all the funds of the Victory Portfolios, and an additional per meeting fee ($2,400 in person and $1,200 per telephonic meeting).



         Effective June 1, 1995, Leigh A. Wilson receives an annual fee of $33,000 for serving as President and Trustee for all of the funds of the Victory Portfolios, and an additional per meeting fee ($3,000 in person and $1,500 per telephonic meeting).



         The following table indicates the compensation received by each Trustee from the Fund and from the Victory "Fund Complex"* for the 12 month period ended on October 31, 1995. For certain Trustees, the amounts from the Fund include amounts paid by the Aggressive Growth Portfolio, a portfolio of the Victory Funds which was reorganized as the Fund as of June 5, 1995.




                                        Pension or
                                        Retirement           Estimated Annual        Total        Total Compensation
                                    Benefits Accrued as          Benefits         Compensation       from Victory
                                    Portfolio Expenses       Upon Retirement     from the Fund     "Fund Complex"*
                                    ------------------       ----------------    -------------    ------------------
Robert G. Brown, Trustee  . .             -0-                      -0-              $401.99          $39,815.98
Edward P. Campbell, Trustee .             -0-                      -0-               272.35           33,799.68
Harry Gazelle, Trustee  . . .             -0-                      -0-               341.34           35,916.98
John W. Kemper,# Trustee  . .             -0-                      -0-               260.65           22,567.31
Thomas F. Morrissey, Trustee              -0-                      -0-               388.49           40,366.98
Stanley I. Landgraft, Trustee             -0-                      -0-               307.57           34,615.98
Leigh A. Wilson, Trustee  . .             -0-                      -0-               417.32           46,716.97
H. Patrick Swygert, Trustee .             -0-                      -0-               388.49           37,116.98
John D. Buckingham,# Trustee              -0-                      -0-               177.06           18,841.89
John R. Young,# Trustee . . .             -0-                      -0-               238.89           21,963.81



#        Resigned


------------------------------


* For certain Trustees, these amounts include compensation received from The Victory Funds (which were reorganized into the Victory Portfolios as of June 5, 1995), the SBSF Funds (the investment adviser of which was acquired by KeyCorp effective April, 1995) and Society's Collective Investment Retirement Funds, which were reorganized into the Victory Balanced Fund and Victory Government Mortgage Fund as of December 19, 1994. There are presently 24 mutual funds from which the above- named Trustees are compensated in the Victory "Fund Complex," but not all of the above-named Trustees serve on the boards of each fund in the "Fund Complex."

Officers



         The officers of the Victory Portfolios, their addresses, ages and principal occupations during the past five years are as follows:



                                     Position with the                   Principal occupation
Name                                 Victory Portfolios                  during past 5 years
----                                 ------------------                  -------------------
Leigh A. Wilson, 51                  President and Trustee               From 1989 to present, Chairman and
Glenleigh International Ltd.                                             Chief Executive Officer, Glenleigh
53 Sylvan Road North                                                     International Limited; from 1984-
Westport, CT  06880                                                      1989, Chief Executive Officer,
                                                                         Paribas North America and Paribas
                                                                         Corporation; Trustee to The Victory
                                                                         Funds and SBSF Funds.

William B. Blundin, 57               Vice President                      Senior Vice President of BISYS Fund
BISYS Fund Services                                                      Services; officer of other
125 West 55th Street                                                     investment companies administered
New York, New York 10019                                                 by BISYS Fund Services; President
                                                                         and Chief Executive Officer of
                                                                         Vista Broker-Dealer Services, Inc.,
                                                                         Emerald Asset Management, Inc. and
                                                                         BNY Hamilton Distributors, Inc.,
                                                                         registered broker/dealers.

J. David Huber, 49                   Vice President                      Executive Vice President, BISYS
BISYS Fund Services                                                      Fund Services.
3435 Stelzer Road
Columbus, OH 43219-3035

Scott A. Englehart, 33               Secretary                           From October 1990 to present,
BISYS Fund Services                                                      employee of BISYS Fund Services,
3435 Stelzer Road                                                        Inc.; from 1985 to October 1990,
Columbus, OH 43219-3035                                                  Manager of Banking Center, Fifth
                                                                         Third Bank.

George O. Martinez, 36               Assistant Secretary                 From March 1995 to present, Senior
BISYS Fund Services                                                      Vice President and Director of
3435 Stelzer Road                                                        Legal and Compliance Services,
Columbus, OH 43219-3035                                                  BISYS Fund Services; from June
                                                                         1989-March 1995, Vice President and
                                                                         Associate General Counsel, Alliance
                                                                         Capital Management.

Martin R. Dean, 32                   Treasurer                           From May 1994 to present, employee
BISYS Fund Services                                                      of BISYS Fund Services; from
3435 Stelzer Road                                                        January 1987 - April 1994, Senior
Columbus, OH 43219-3035                                                  Manager, KPMG Peat Marwick.

                                     Position with the                   Principal occupation
Name                                 Victory Portfolios                  during past 5 years
----                                 ------------------                  -------------------
Adrian J. Waters, 33                 Assistant Treasurer                 From May 1993 to present, employee
BISYS Fund Services (Ireland)                                            of BISYS Fund Services; from 1989-
Limited                                                                  May 1993, Manager, Price
ITI House                                                                Waterhouse.
12 Earlsfort Terrace
Dublin 2, Ireland



The mailing address of each of the officers of the Victory Portfolios is 3435 Stelzer Road, Columbus, Ohio 43219-3035.



The officers of the Victory Portfolios (other than Leigh Wilson) receive no compensation directly from the Victory Portfolios for performing the duties of their offices. BISYS Fund Services, Inc. receives fees from the Victory Portfolios for acting as Administrator.



As of December 1, 1995, the Trustees and officers as a group owned beneficially less than 1% of the Fund.



Investment Adviser and Sub-Adviser



         Key Advisers was organized as an Ohio corporation on July 27, 1995 and is registered as an investment adviser under the Investment Advisers Act of 1940. It is a wholly-owned subsidiary of KeyCorp Asset Management Holdings, Inc., which is a wholly- owned subsidiary of Society National Bank, a wholly-owned subsidiary of KeyCorp. Affiliates of Key Advisers manage approximately $37 billion for numerous clients including large corporate and public retirement plans, Taft-Hartley plans, foundations and endowments, high net worth individuals and mutual funds.



         KeyCorp, a financial services holding company, is headquartered at 127 Public Square, Cleveland, Ohio 44114. As of September 30, 1995, KeyCorp had an asset base of $68 billion, with banking offices in 26 states from Maine to Alaska, and trust and investment offices in 16 states. KeyCorp is the resulting entity of a merger in 1994 of Society Corporation, the bank holding company of which Society National Bank was a wholly-owned subsidiary, and KeyCorp, the former bank holding company. KeyCorp, the former bank holding company, which merger was consummated during the first quarter of 1994. KeyCorp's major business activities include providing traditional banking and associated financial services to consumer, business and commercial markets.
Its non-bank subsidiaries include investment advisory, securities brokerage, insurance, bank credit card processing, and mortgage leasing companies.
Society National Bank is the lead affiliate bank of KeyCorp.

         The following table lists the advisory fees for each mutual fund that is advised by Key Advisers.



         .25 OF 1% OF AVERAGE DAILY NET ASSETS
                 Victory Institutional Money Market Fund*



         .35 OF 1% OF AVERAGE DAILY NET ASSETS
                 Victory Prime Obligations Fund*
                 Victory U.S. Government Obligations Fund*
                 Victory Tax-Free Money Market Fund*



         .50 OF 1% OF AVERAGE DAILY NET ASSETS
                 Victory Ohio Municipal Money Market Fund*
                 Victory Limited Term Income Fund*
                 Victory Government Mortgage Fund*
                 Victory Financial Reserves Fund*
                 Victory Fund for Income #



         .55 OF 1% OF AVERAGE DAILY NET ASSETS
                 Victory National Municipal Bond Fund*
                 Victory Government Bond Fund*
                 Victory New York Tax-Free Fund*



         .60 OF 1% OF AVERAGE DAILY NET ASSETS
                 Victory Ohio Municipal  Bond Fund*
                 Victory Stock Index Fund*



         .65 OF 1% OF AVERAGE DAILY NET ASSETS
                 Victory Diversified Stock Fund*



         .75 OF 1% OF AVERAGE DAILY NET ASSETS
                 Victory Intermediate Income Fund*
                 Victory Investment Quality Bond Fund*
                 Victory  Ohio Regional Stock Fund*



         1% OF AVERAGE DAILY NET ASSETS
                 Victory  Balanced Fund*
                 Victory Value Fund*
                 Victory Growth Fund*
                 Victory Special Value Fund*
                 Victory Special Growth Fund+/-



         1.10% OF AVERAGE DAILY ASSETS
                 Victory International Growth Fund*




# First Albany Asset Management Corporation serves as sub-adviser to the Victory Fund for Income, for which it receives .20% of average daily net assets.

+/- T. Rowe Price Associates, Inc. serves as sub-adviser to the Victory Special Growth Fund, for which it receives .25% of average daily net assets up to $100 million and .20% of average daily net assets in excess of $100 million.



* Society Asset Management, Inc. (the Sub-Adviser) serves as sub-adviser to each of these funds. For its services under the investment sub-advisory agreement, Key Advisers pays the Sub-Adviser sub-advisory fees at rates (based on an annual percentage of average daily net assets) which vary according to the table set forth below:

For the Victory Balanced Fund, Diversified Stock Fund, Growth Fund, Stock Index Fund and Value Fund:



                                       Rate of
         Net Assets               Sub-Advisory Fee*
         ----------               -----------------
Up to $10,000,000                      0.65%
Next $15,000,000                       0.50%
Next $25,000,000                       0.40%
Above $50,000,000                      0.35%



For the Victory International Growth Fund, Ohio Regional Stock Fund and Special Value Fund:



                                       Rate of
        Net Assets                Sub-Advisory Fee*
        ----------                -----------------
Up to $10,000,000                      0.90%
Next $15,000,000                       0.70%
Next $25,000,000                       0.55%
Above $50,000,000                      0.45%




For the Victory Intermediate Income Fund, Investment Quality Bond Fund, Limited Term Income Fund, Ohio Municipal Bond Fund, Government Bond Fund, Government Mortgage Fund, National Municipal Bond Fund and New York Tax-Free Fund:



                                       Rate of
        Net Assets                Sub-Advisory Fee*
        ----------                -----------------
Up to $10,000,000                      0.40%
Next $15,000,000                       0.30%
Next $25,000,000                       0.25%
Above $50,000,000                      0.20%




For the Victory Prime Obligations Fund, Tax-Free Money Market Fund, U.S. Government Obligations Fund, Financial Reserves Fund, Institutional Money Market Fund and Ohio Municipal Money Market Fund:



                                       Rate of
        Net Assets                Sub-Advisory Fee*
        ----------                -----------------
Up to $10,000,000                      0.25%
Next $15,000,000                       0.20%
Next $25,000,000                       0.15%
Above $50,000,000                      0.125%



--------------------


* As a percentage of average daily net assets. The Sub-Adviser has the right to voluntarily waive any portion of the sub- advisory fee from time to time.




                          ADVISORY AND OTHER CONTRACTS



         Unless sooner terminated, the Investment Advisory Agreement between Key Advisers and the Fund provides that it will continue in effect as to the Fund for an initial two-year term and for consecutive one-year terms thereafter, provided that such continuance is approved at least annually by the Victory Portfolios' Trustees or by vote of a majority of the outstanding shares of such Fund (as defined under "GENERAL INFORMATION - Miscellaneous" in the Prospectuses), and, in either case, by a majority of the Trustees who are not parties to the Investment Advisory Agreement or interested persons (as defined in the 1940 Act) of any party to the Investment Advisory Agreement, by votes cast in person at a meeting called for such purpose.



         The Investment Advisory Agreement is terminable as to the Fund at any time on 60 days' written notice without penalty by the Trustees, by vote of a majority of the outstanding shares of the Fund, or by Key Advisers. The Investment Advisory Agreement also terminates automatically in the event of any assignment, as defined under the 1940 Act.



         The Investment Advisory Agreement provides that Key Advisers shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of services pursuant to the Investment Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of Key Advisers in the performance of its duties, or from reckless disregard by it of either duties and obligations thereunder.



         Under the Investment Advisory Agreement, Key Advisers has agreed to provide the investment advisory services described in the Prospectus. For the services provided and expenses assumed pursuant to the Investment Advisory Agreement, the Fund pays Key Advisers a fee, computed daily and paid monthly, at the annual rate of one percent (1.00%) of the average daily net assets of the Fund.



         Prior to January, 1993, Society National Bank served as investment adviser to the Fund. From January 1, 1993 until December 31, 1995, Society Asset Management, Inc. served as investment adviser to the Fund. For the fiscal years ended October 31, 1994 and 1995 the Fund paid investment advisory fees of $152,165 and ________, respectively, after fee reductions of $93,307 and $________ respectively.



         Under the Investment Advisory Agreement, Key Advisers may delegate a portion of its responsibilities to a sub-adviser. In addition, the Investment Advisory Agreement provides that Key Advisers may render services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser of the Fund and are under the common control of KeyCorp as long as all such persons are functioning as part of an organized group of persons, managed by authorized officers of Key Advisers.



         Key Advisers has entered into an investment sub-advisory agreement with its affiliate, Society Asset Management, Inc. on behalf of the Fund. The Sub-Adviser is a wholly-owned subsidiary of KeyCorp Asset Management Holdings, Inc. With respect to the day to day management of the Fund, under the sub-advisory agreement, the Sub-Adviser makes decisions concerning, and places all orders for, purchases and sales of securities and helps maintain the records relating to such purchases and sales. The Sub-Adviser may, in its discretion, provide such services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser to the Company under applicable laws and are under the common control of KeyCorp; provided that (i) all persons, when providing services under the sub-advisory agreement, are functioning as part of an organized group of persons, and (ii) such organized group of persons is managed at all times by authorized officers of the Sub-Adviser. This arrangement will not result in the payment of additional fees by the Fund.


Glass-Steagall Act

         In 1971 the United States Supreme Court held in Investment Company Institute v. Camp that the federal statute commonly referred to as the Glass-Steagall Act prohibits a national bank from operating a fund for the collective investment of managing agency accounts. Subsequently, the Board of Governors of the Federal Reserve System (the "Board") issued a regulation and interpretation to the effect that the Glass-Steagall Act and such decision: (a) forbid a bank holding company registered under the Federal Bank Holding Company Act of 1956 (the "Holding Company Act") or any non-bank affiliate thereof from sponsoring, organizing, or controlling a registered, open-end investment company continuously engaged in the issuance of its shares, but (b) do not prohibit such a holding company or affiliate from acting as investment adviser, transfer agent, and custodian to such an investment company. In 1981 the United States Supreme Court held in Board of Governors of the Federal Reserve System v. Investment Company Institute that the Board did not exceed its authority under the Holding Company Act when it adopted its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisers to registered closed-end investment companies. In the Board of Governors case, the Supreme Court also stated that if a national bank complied with the restrictions imposed by the Board in its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisers to investment companies, a national bank performing investment advisory services for an investment company would not violate the Glass-Steagall Act.

         Key Advisers and the Sub-Adviser believe that they may perform the services for the Victory Portfolios contemplated by the Prospectus, this Statement of Additional Information, and the Investment Advisory Agreement (and Sub-Advisory Agreement) with the Victory Portfolios without violation of applicable statutes and regulations and has so represented in its Investment Advisory Agreement (and Sub-Advisory Agreement) with the Victory Portfolios. Key Trust Company of Ohio, N.A. believes that it may perform the services for the Victory Portfolios contemplated by the Prospectus, this Statement of Additional Information, and the Shareholder Servicing Agreement with the Victory Portfolios (as described below) without violation of applicable statutes and regulations and has so represented in such Shareholder Servicing
Agreement.   Future changes in either federal or state statutes and regulations relating to the permissible activities of banks or bank holding companies and the subsidiaries or affiliates of those entities, as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations, could prevent or restrict Key Trust Company of Ohio, N.A., Key Advisers or the Sub-Adviser from continuing to perform such services for the Victory Portfolios. Depending upon the nature of any changes in the services which could be provided by Key Trust Company of Ohio, N.A., Key Advisers or the Sub-Adviser, the Trustees of the Victory Portfolios would review the Victory Portfolios' relationship with Key Trust Company of Ohio, N.A., Key Advisers or the Sub-Adviser and consider taking all action necessary in the circumstances.



         Should future legislative, judicial, or administrative action prohibit or restrict the proposed activities of Key Trust Company of Ohio, N.A., Key Advisers or the Sub-Adviser and its affiliated and correspondent banks and other non-bank affiliates in connection with customer purchases of shares of the Victory Portfolios, the banks and such non-bank affiliates might be required to alter materially or discontinue the services offered by them to customers. It is not anticipated, however, that any change in the Victory Portfolios' method of operations would affect its net asset value per share or result in financial losses to any customer.



         From time to time, advertisements, supplemental sales literature and information furnished to present or prospective shareholders of the Fund may include descriptions of Key Trust Company of Ohio, N.A., Key Advisers and the Sub-Adviser including, but not limited to, (i) descriptions of the operations of Key Trust Company of Ohio, N.A., Key Advisers and the Sub-Adviser; (ii) descriptions of certain personnel and their functions; and (iii) statistics and rankings related to the operations of Key Trust Company of Ohio, N.A., Key Advisers and the Sub-Adviser.



Portfolio Transactions



         Pursuant to the Investment Advisory Agreement (and Sub-Advisory Agreement), Key Advisers or the Sub-Adviser determines, subject to the general supervision of the Trustees of the Victory Portfolios, and in accordance with the Fund's investment objective and restrictions, which securities are to be purchased and sold by the Fund, and which brokers are to be eligible to execute its portfolio transactions. Purchases from underwriters and/or broker-dealers of portfolio securities include a commission or concession paid by the issuer to the underwriter and/or broker-dealer and purchases from dealers serving as market makers may include the spread between the bid and asked price. While Key Advisers and the Sub-Adviser generally seek competitive prices (inclusive of any spread or commission), the Fund may not necessarily pay the lowest prices available on each transaction, for reasons discussed below.



         Allocation of transactions to dealers is determined by Key Advisers or the Sub-Adviser in their best judgment and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. Subject to this consideration, dealers who provide supplemental investment research to Key Advisers or the Sub-Adviser may receive orders for transactions by the Victory Portfolios. Information so received is in addition to and not in lieu of services required to be performed by Key Advisers or the Sub-Adviser and does not reduce the advisory fees payable to Key Advisers by the Victory Portfolios. Such information may be useful to Key Advisers or the Sub-Adviser in serving both the Victory Portfolios and other clients and, conversely, such supplemental research information obtained by the placement of orders on behalf of other clients may be useful to Key Advisers or the Sub-Adviser in carrying out its obligations to the Victory Portfolios. In the future, the Trustees may also authorize the allocation of brokerage to affiliated broker-dealers on an agency basis to effect portfolio transactions. In such event, the Trustees will adopt procedures incorporating the standards of Rule 17e-1 under the 1940 Act, which requires that the commission paid to affiliated broker-dealers be "reasonable and fair compared to the commission, fee or other remuneration received, or to be received, by other brokers in connection with comparable transactions involving similar securities during a comparable period of time." At times, the Fund may also purchase portfolio securities directly from dealers acting as principals, underwriters or market makers. As these transactions are usually conducted on a net basis, no brokerage commissions are paid by the Fund.



         The Victory Portfolios will not execute portfolio transactions through, acquire portfolio securities issued by, make savings deposits in, or enter into repurchase or reverse repurchase agreements with Key Advisers, the Sub-Adviser, Key Trust Company of Ohio, N.A. or its affiliates, Concord Holding Corporation, Victory Broker-Dealer Services, Inc. or their affiliates, and will not give preference to Key Trust Company of Ohio, N.A.'s correspondent banks or affiliates, or Concord Holding Corporation or Victory Broker-Dealer Services, Inc. with respect to such transactions, securities, savings deposits, repurchase agreements, and reverse repurchase agreements.



         Investment decisions for the Fund are made independently from those for the other funds or any other investment company or account managed by Key Advisers (or Society). Any such other investment company or account may also invest in the same securities as a particular fund. When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and another fund, investment company or account, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which Key Advisers (or Society) believes to be equitable to the Fund and such other fund, investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained by the Fund. To the extent permitted by law, Key Advisers (or Society) may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for the other funds or for other investment companies or accounts in order to obtain best execution. As provided by the Investment Advisory (and Sub-Advisory) Agreement, in making investment recommendations for the Victory Portfolios, Key Advisers (or Society) will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by a Fund is a customer of Society, its parents or subsidiaries or affiliates and, in dealing with their commercial customers, Key Advisers (Society), its parents, subsidiaries, and affiliates will not inquire or take into consideration whether securities of such customers are held by the Victory Portfolios.



         In the fiscal years ended October 31, 1994 and 1995, the Fund paid $92,278, and $_______, respectively, in brokerage commissions.



Business Management Agreement



         In connection with its obligations under the Investment Sub-Advisory Agreement, the Sub-Adviser has entered into a Business Management Agreement with Key Advisers, pursuant to which Key Advisers provides certain administrative and support services to the Sub-Adviser. Such services include preparing reports to the Victory Portfolios' Board of Trustees, recordkeeping services, and services rendered in connection with the preparation of regulatory filings and other reports, and regulatory and other administrative and compliance systems and support services.



         For such services to the Fund, the Sub-Adviser pays fees to Key Advisers which vary according to a sliding scale containing "breakpoints" at which decreases in the business management fees correspond to increases in the average daily net asset values of the Fund as follows:

                                  Rate of Business
Net Assets of the Fund            Management Fee*
----------------------            ---------------
Up to $10,000,000                     0.55%
Next $15,000,000                      0.35%
Next $25,000,000                      0.20%
Above $50,000,000                     0.15%


--------------------


*        As a percentage of average daily net assets



Administrator



         Currently, Concord Holding Corporation ("CHC") serves as general
manager and administrator (the "Administrator") to the Fund.   The
Administrator assists in supervising all operations of the Fund (other than those performed by Key Advisers or the Sub- Adviser under the Investment Advisory Agreement and Sub-Advisory Agreement. Prior to June, 1995, The Winsbury Company ("Winsbury") served as the Fund's administrator.



         CHC receives a fee from the Fund for its services as Administrator and expenses assumed pursuant to the Administration Agreements, calculated daily and paid monthly, at the annual rate of fifteen one hundredths of one percent (.15%) of the Fund's average daily net assets. CHC may periodically waive all or a portion of its fee with respect to the Fund in order to increase the net income of the Fund available for distribution as dividends.



         Unless sooner terminated, the Administration Agreement will continue in effect as to the Fund for a period of two years, and for consecutive one-year terms thereafter, provided that such continuance is ratified at least annually by the Victory Portfolios' Board of Trustees or by vote of a majority of the outstanding shares of the Fund, and in either case by a majority of the Trustees who are not parties to the Administration Agreement or interested persons (as defined in the 1940 Act) of any party to the Administration Agreement, by votes cast in person at a meeting called for such purpose.



         The Administration Agreement provides that CHC shall not be liable for any error of judgment or mistake of law or any loss suffered by the Victory Portfolios in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith, or gross negligence in the performance of its duties, or from the reckless disregard by it of its obligations and duties thereunder.



         Under the Administration Agreement, CHC assists in the Fund's administration and operation, including providing statistical and research data, clerical services, internal compliance and various other administrative services, including among other responsibilities, forwarding certain purchase and redemption requests to the Transfer Agent, participation in the updating of the prospectus, coordinating the preparation, filing, printing and dissemination of reports to shareholders, coordinating the preparation of income tax returns, arranging for the maintenance of books and records and providing the office facilities necessary to carry out the duties thereunder. Under the Administration Agreement, CHC may delegate all or any part of its responsibilities thereunder.



         In the fiscal years ended October 31, 1994 and October 31, 1995, the Fund paid to Winsbury and CHC aggregate administration fees of $28,373, and $_______, respectively, after fee reductions of $8,447, and $_____, respectively.



Distributor

         Victory Broker-Dealer Services, Inc. (the "Distributor") serves as distributor for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Victory Portfolios. Unless otherwise terminated, the Distribution Agreement will remain in effect with respect to the Fund for two years, and thereafter for consecutive one-year terms, provided that it is approved at least annually (i) by the Victory Portfolios' Board of Trustees or by the vote of a majority of the outstanding shares of the Fund, and (ii) by the vote of a majority of the Trustees of the Victory Portfolios who are not parties to the Distribution Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate in the event of its assignment, as defined in the 1940 Act. For the Fund's fiscal years ended October 31, 1994 and October 31, 1995, [Winsbury] received $______ and $_______, respectively, in underwriting commissions, and retained $____ and $__, respectively.



Shareholder Servicing Plan



         The Victory Portfolios, on behalf of the Fund, has adopted a Shareholder Servicing Plan to provide payments to shareholder servicing agents (each a "Shareholder Servicing Agent") that provide administrative support services to customers who may from time to time beneficially own shares, which services include: (i) aggregating and processing purchase and redemption requests for shares from customers and promptly transmitting net purchase and redemption orders to our distributor or transfer agent; (ii) providing customers with a service that invests the assets of their accounts in shares pursuant to specific or pre-authorized instructions; (iii) processing dividend and distribution payments on behalf of customers; (iv) providing information periodically to customers showing their positions in shares; (v) arranging for bank wires; (vi) responding to customer inquiries; (vii) providing subaccounting with respect to shares beneficially owned by customers or providing the information to the Victory Portfolios necessary for subaccounting; (viii) if required by law, forwarding shareholder communications from us (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to customers; (ix) forwarding to customers proxy statements and proxies containing any proposals regarding this Plan; and (x) providing such other similar services as we may reasonably request to the extent you are permitted to do so under applicable statutes, rules or regulations. For expenses incurred and services provided pursuant to the Shareholder Servicing Agreement, the Fund pays each Shareholder Servicing Agent a fee computed daily and paid monthly, in amounts aggregating not more than twenty-five one-hundredths of one percent (.25%) of the average daily net assets of the Fund per year. A Shareholder Servicing Agent may periodically waive all or a portion of its respective shareholder servicing fees with respect to the Fund to increase the net income of the Fund available for distribution as dividends.



Expenses



         The Fund bears the following expenses relating to its operations: taxes, interest, brokerage fees and commissions, fees of the Trustees of the Victory Portfolios, Commission fees, state securities qualification fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to current shareholders, outside auditing and legal expenses, advisory and administration fees, fees and out-of-pocket expenses of the custodian and transfer agent, certain insurance premiums, costs of maintenance of the Fund's existence, costs of shareholders' reports and meetings, and any extraordinary expenses incurred in the Fund's operation.



         If total expenses borne by the Fund in any fiscal year exceeds expense limitations imposed by applicable state securities regulations, Key Advisers, the Sub-Adviser or the Administrator will waive their fees to the extent such excess expenses exceed such expense limitation in proportion to their respective fees. As of the date of this Statement of Additional Information, the most restrictive expense limitation applicable to the Fund limits its aggregate annual expenses, including management and advisory fees but excluding interest, taxes, brokerage commissions, and certain other expenses, to 2.5% of the first $30 million of its average net assets, 2.0% of the next $70 million of its average net assets, and 1.5% of its remaining average net assets. Any expenses to be borne by Key Advisers, Sub-

Adviser or the Administrator will be estimated daily and reconciled and paid on a monthly basis. Fees imposed upon customer accounts by Key Advisers, the Sub-Adviser, Key Trust Company of Ohio, N.A. or its correspondents, affiliated banks and other non-bank affiliates for cash management services are not fund expenses for purposes of any such expense limitation.



Fund Accountant



         BISYS Fund Services Ohio, Inc. serves as fund accountant for the Fund pursuant to a fund accounting agreement with the Victory Portfolios dated May 31, 1995 (the "Fund Accounting Agreement"). As fund accountant for the Victory Portfolios, BISYS Fund Services Ohio, Inc. calculates the Fund's Portfolios' net asset value, the dividend and capital gain distributions, if any, and the yield. BISYS Fund Services Ohio, Inc. also provides a current security position report, a summary report of transactions and pending maturities, a current cash position report, and maintains the general ledger accounting records for the Fund. Under the Fund Accounting Agreement, BISYS Fund Services Ohio, Inc. is entitled to receive annual fees of .03% of the first $100 million of the Fund's daily average net assets, .02% of the next $100 million of the Fund's daily average net assets, and .01% of the Fund's remaining daily average net assets. These annual fees are subject to a minimum monthly asset charge of $2,917 per tax-free fund, and do not include out-of-pocket expenses or multiple class charges of $833 per month assessed for each class of shares after the first class. In the fiscal years ended October 31, 1994, and October 31, 1995, the Victory Portfolios paid The Winsbury Service Corporation fund accounting fees (after fee waivers) of $16,783, and $_______, respectively, for the Fund.



Custodian



         Cash and securities owned by the Fund are held by Key Trust Company of Ohio, N.A. as custodian. Key Trust Company of Ohio, N.A. serves as custodian to the Fund pursuant to a Custodian Agreement dated May 24, 1995. Under this Agreement, Key Trust Company of Ohio, N.A. (i) maintains a separate account or accounts in the name of the Fund; (ii) makes receipts and disbursements of money on behalf of the Fund; (iii) collects and receives all income and other payments and distributions on account of portfolio securities; (iv) responds to correspondence from security brokers and others relating to its duties; and (v) makes periodic reports to the Victory Portfolios' Trustees concerning the Victory Portfolios' operations. Key Trust Company of Ohio, N.A. may, with the approval of the Victory Portfolios and the custodian's own expense, open and maintain a sub-custody account or accounts on behalf of the Fund, provided that Key Trust Company of Ohio, N.A. shall remain liable for the performance of all of its duties under the Custodian Agreement.



Transfer Agent



         Primary Funds Service Corporation ("PFSC") serves as transfer agent and dividend disbursing agent for the Fund, pursuant to a Transfer Agency and Shareholder Servicing Agreement. Under its agreement with the Victory Portfolios, PFSC has agreed (i) to issue and redeem shares of the Victory Portfolios; (ii) to address and mail all communications by the Victory Portfolios to its shareholders, including reports to shareholders, dividend and distribution notices, and proxy material for its meetings of shareholders;
(iii) to respond to correspondence or inquiries by shareholders and others relating to its duties; (iv) to maintain shareholder accounts and certain sub-accounts; and (v) to make periodic reports to the Victory Portfolios' Trustees concerning the Victory Portfolios' operations. For the services provided under the Transfer Agency and Shareholder Servicing Agreement, PFSC receives a maximum monthly fee of $1,250 from the Fund, and a maximum of $3.50 per account of the Fund.

Auditors



         The financial highlights appearing in the Prospectus for the Fund, other than unaudited information marked as such, has been derived from financial statements of the Victory Portfolios appearing in or incorporated by reference in this Statement of Additional Information which have been audited by Coopers & Lybrand L.L.P., independent accountants, as set forth in their report appearing elsewhere herein, and are included in reliance upon such report and on the authority of such firm as experts in auditing and accounting. Coopers & Lybrand L.L.P.'s address is 100 East Broad Street, Columbus, Ohio 43215.


Legal Counsel

         Kramer, Levin, Naftalis, Nessen, Kamin & Frankel, 919 Third Avenue, New York, New York 10022 is counsel to the Victory Portfolios.



                             ADDITIONAL INFORMATION



Description of Shares



          The Victory Portfolios (sometimes referred to as the "Trust") is a Delaware business trust. Its Delaware Trust Instrument was adopted on December 6, 1995 and a certificate of Trust for the Trust was filed in Delaware on December __, 1995. On February 29, 1996, the Victory Portfolios converted from a Massachusetts business trust to a Delaware business trust.



         The previously effective Massachusetts Declaration of Trust, pursuant to which the Victory Portfolios was originally called the North Third Street Fund, was filed with the Secretary of State of the Commonwealth of Massachusetts on February 6, 1986. On September 22, 1986, an Amended and Restated Declaration of Trust was filed to change the name of the Trust to The Emblem Fund and to make certain other changes. A second amendment was filed October 23, 1986 providing for voting of shares in the aggregate except where voting of shares by series is otherwise required by law. An amendment to the Amended and Restated Declaration of Trust was filed on March 15, 1993 to change the name of the Trust to The Society Funds. An Amended and Restated Declaration of Trust was then filed on September 2, 1994 to change the name of the Trust to The Victory Portfolios.



         The currently effective Delaware Trust Instrument authorizes the Trustees to issue an unlimited number of shares, which are units of beneficial interest, without par value. The Victory Portfolios presently has twenty-eight series of shares, which represent interests in the U.S. Government Obligations Fund, the Prime Obligations Fund, the Tax-Free Money Market Fund, the Balanced Fund, the Stock Index Fund, the Value Fund, the Diversified Stock Fund, the Growth Fund, the Special Value Fund, the Special Growth Fund, the Ohio Regional Stock Fund, the International Growth Fund, the Limited Term Income Fund, the Government Mortgage Fund, the Ohio Municipal Bond Fund, the Intermediate Income Fund, the Investment Quality Bond Fund, the Florida Tax-Free Bond Fund, the Municipal Bond Fund, the Convertible Securities Fund, the Short-Term U.S. Government Income Fund, the Government Bond Fund, the Fund for Income, the National Municipal Bond Fund, the New York Tax-Free Fund, the Institutional Money Market Fund, the Financial Reserves Fund and the Ohio Municipal Money Market Fund, respectively. The Victory Portfolios' Delaware Trust Instrument authorizes the Trustees to divide or redivide any unissued shares of the Victory Portfolios into one or more additional series by setting or changing in any one or more respects their respective preferences, conversion or other rights, voting power, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption.

         Shares have no subscription or preemptive rights and only such conversion or exchange rights as the Trustees may grant in their discretion. When issued for payment as described in the Prospectus and this Statement of Additional Information, the Victory Portfolios' shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of the Victory Portfolios, shares of the Fund are entitled to receive the assets available for distribution belonging to the Fund, and a proportionate distribution, based upon the relative asset values of the respective funds of the Victory Portfolios, of any general assets not belonging to any particular fund which are available for distribution.

         As described in the Prospectus under the caption "ADDITIONAL INFORMATION -- Voting Rights," shares of the Victory Portfolios are entitled to one vote per share (with proportional voting for fractional shares) on such matters as shareholders are entitled to vote. On any matter submitted to a vote of the shareholders, all shares are voted separately by individual series (funds), and whenever the Trustees determine that the matter affects only certain series, may be submitted for a vote by only such series, except (i) when required by the 1940 Act, shares are voted in the aggregate and not by individual series; and (ii) when the Trustees have determined that the matter affects the interests of more than one series and that voting by shareholders of all series would be consistent with the 1940 Act, then the shareholders of all such series shall be entitled to vote thereon (either by individual series or by shares voted in the aggregate, as the Trustees in their discretion may determine). The Trustees may also determine that a matter affects only the interests of one or more classes of a series, in which case (or if required under the 1940 Act) such matter shall be voted on by such class or classes. There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees have been elected by the shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. In addition, Trustees may be removed from office by a vote of the holders of at least two-thirds of the outstanding shares of the Victory Portfolios. A meeting shall be held for such purpose upon the written request of the holders of not less than 10% of the outstanding shares. Upon written request by ten or more shareholders meeting the qualifications of Section 16(c) of the 1940 Act, (i.e., person who have been shareholders for at least six months, and who hold shares having an NAV of at least $25,000 or constituting 1% of the outstanding shares) stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Victory Portfolios will provide a list of shareholders or disseminate appropriate materials (at the expense of the requesting shareholders). Except as set forth above, the Trustees shall continue to hold office and may appoint their successors.

         Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Victory Portfolios shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each fund of the Victory Portfolios affected by the matter. For purposes of determining whether the approval of a majority of the outstanding shares of a fund will be required in connection with a matter, a fund will be deemed to be affected by a matter unless it is clear that the interests of each fund in the matter are identical, or that the matter does not affect any interest of the fund. Under Rule 18f-2, the approval of an investment advisory agreement or any change in investment policy would be effectively acted upon with respect to a fund only if approved by a majority of the outstanding shares of such fund. However, Rule 18f-2 also provides that the ratification of independent public accountants, the approval of principal underwriting contracts, and the election of Trustees may be effectively acted upon by shareholders of all of the Victory Portfolios voting without regard to series.

Shareholder and Trustee Liability



         The Delaware Business Trust Act provides that a shareholder of a Delaware business trust shall be entitled to the same limitation of personal liability extended to shareholders of Delaware corporations. The Delaware Trust Instrument also provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his or her being or having been a shareholder. The Delaware Trust Instrument also provides that the Victory Portfolios shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Victory Portfolios, and shall satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered to be extremely remote.



         The Delaware Trust Instrument states further that no Trustee, officer, or agent of the Victory Portfolios shall be personally liable in connection with the administration or preservation of the assets of the Funds or the conduct of the Victory Portfolios' business; nor shall any Trustee, officer, or agent be personally liable to any person for any action or failure to act except for his own bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties. The Declaration of Trust also provides that all persons having any claim against the Trustees or the Victory Portfolios shall look solely to the assets of the Victory Portfolios for payment.



Miscellaneous



         As used in the Prospectus and in this Statement of Additional Information, "assets belonging to a fund" (or "assets belonging to the Fund") means the consideration received by the Victory Portfolios upon the issuance or sale of shares in that fund, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale, exchange, or liquidation of such investments, and any funds or payments derived from any reinvestment of such proceeds and any general assets of the Victory Portfolios, which general liabilities and expenses are not readily identified as belonging to a particular fund (or the Fund) that are allocated to that fund (or the Fund) by the Victory Portfolios' Trustees. The Trustees may allocate such general assets in any manner they deem fair and equitable.
It is anticipated that the formula that will be used by the Trustees in making allocations of general assets to a particular fund of the Victory Portfolios will be the relative net asset value of the respective fund at the time of allocation. Assets belonging to a particular fund are charged with the direct liabilities and expenses of that fund, and with a share of the general liabilities and expenses of each of the funds not readily identified as belonging to a particular fund that are allocated to each fund in accordance with its proportionate share of the net asset values of the Victory Portfolios at the time of allocation. The timing of allocations of general assets and general liabilities and expenses of the Victory Portfolios to a particular fund will be determined by the Trustees of the Victory Portfolios and will be in accordance with generally accepted accounting principles. Determinations by the Trustees of the Victory Portfolios as to the timing of the allocation of general liabilities and expenses and as to the timing and allocable portion of any general assets with respect to a particular fund are conclusive.


         As used in the Prospectus and in this Statement of Additional Information, a "vote of a majority of the outstanding shares" or a "vote of a majority of the outstanding voting securities" of the Victory Portfolios or a particular fund means the affirmative vote of the lesser of (a) 67% or more of the shares of the Victory Portfolios or such fund present at a meeting at which the holders of more than 50% of the outstanding shares of the Victory Portfolios or such fund are represented in person or by proxy, or (b) more than 50% of the outstanding shares of the Victory Portfolios or such fund.

         Organizational expenses are allocated to each of the Victory Portfolios and are amortized over a period of two years from the commencement of the public offering of shares of the Victory Portfolios.

         The Victory Portfolios is registered with the Commission as an open-end management investment company. Such registration does not involve supervision by the Commission of the management or policies of the Victory Portfolios.

         The Prospectus and this Statement of Additional Information omit certain of the information contained in the Registration Statement filed with the Commission. Copies of such information may be obtained from the Commission upon payment of the prescribed fee.

         The Prospectus and this Statement of Additional Information are not an offering of the securities herein described in any state in which such offering may not lawfully be made. No salesman, dealer, or other person is authorized to give any information or make any representation other than those contained in the Prospectus and this Statement of Additional Information.

         The financial statements of the Fund and the Predecessor Fund for the period ended April 30, 1995 are set forth following this Part B of the Registration Statement.


         The 1995 Annual Report to shareholders of The Victory Portfolios is incorporated by reference herein. This report includes the financial statements for the fiscal year ended October 31, 1995. The opinion in the Annual Report of Coopers & Lybrand L.L.P., independent accountants, is incorporated by reference herein in its entirety to such Annual Report, and such financial statements are incorporated in their entirety in reliance upon such report of Coopers & Lybrand L.L.P. and on the authority of such firm as experts in auditing and accounting.



Delaware law authorizes electronic or telephonic communications between shareholders and the Victory Portfolios. Under Delaware law, the Successor Company has the flexibility to respond to future business contingencies. For example, the Trustees will have the power to incorporate the Victory Portfolios, to merge or consolidate it with another entity, to cause each fund to become a separate trust, and to change the Victory Portfolios' domicile without a shareholder vote. This flexibility could help reduce the expense and frequency of future shareholder meetings for non-investment related issues.



         The following table indicates each additional person known by the Fund to own beneficially 5% or more of the shares of the Fund as of December 1, 1995:



                                                                                 Percent of Total
                                                                                    Outstanding
     Name & Address                                    Shares                     Shares of Fund
     --------------                                    ------                    ----------------
     KeyCorp Cash Balance Mutual                   1,940,402.297                      40.83%
     Equity Fund
     127 Public Square
     Cleveland, OH 44114



INDEPENDENT AUDITOR'S REPORT



FINANCIAL STATEMENTS

                                    APPENDIX



         The nationally recognized statistical rating organizations (individually, an "NRSRO") that may be utilized by Key Advisers or the Sub-Adviser with regard to portfolio investments for the Fund include Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P"), Duff & Phelps, Inc. ("Duff"), Fitch Investors Service, Inc. ("Fitch"), IBCA Limited and its affiliate, IBCA Inc. (collectively, "IBCA"), and Thomson BankWatch, Inc. ("Thomson"). Set forth below is a description of the relevant ratings of each such NRSRO. The NRSROs that may be utilized by Key Advisers or the Sub-Adviser and the description of each NRSRO's ratings is as of the date of this Statement of Additional Information, and may subsequently change.


         Long-Term Debt Ratings (may be assigned, for example, to corporate and municipal bonds)

         Description of the five highest long-term debt ratings by Moody's (Moody's applies numerical modifiers ( e.g., 1, 2, and 3) in each rating category to indicate the security's ranking within the category):

         Aaa. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

         A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

         Baa. Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba.  Bonds which are rated Ba are judged to have speculative elements
- their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times in the future. Uncertainty of position characterizes bonds in this class.

         Description of the five highest long-term debt ratings by S&P (S&P may apply a plus (+) or minus (-) to a particular rating classification to show relative standing within that classification):

         AAA. Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

         AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

         A. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         BBB. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

         BB. Debt rated BB is regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

         Description of the three highest long-term debt ratings by Duff:

         AAA. Highest credit quality. The risk factors are negligible being only slightly more than for risk-free U.S. Treasury debt.

         AA+.    High credit quality Protection factors are strong.

         AA.     Risk is modest but may vary slightly from time to time

         AA-.    because of economic conditions.

         A+.     Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

         Description of the three highest long-term debt ratings by Fitch (plus or minus signs are used with a rating symbol to indicate the relative position of the credit within the rating category):

         AAA. Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

         AA. Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issues is generally rated "[-]+."

         A. Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

         IBCA's description of its three highest long-term debt ratings:

         AAA. Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly.

         AA. Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic, or financial conditions may increase investment risk albeit not very significantly.

         A. Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

         Short-Term Debt Ratings (may be assigned, for example, to commercial paper, master demand notes, bank instruments, and letters of credit)

         Moody's description of its three highest short-term debt ratings:

         Prime-1. Issuers rated Prime-1 (or supporting institutions) have a superior capacity for repayment of senior short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by many of the following characteristics:

         -       Leading market positions in well-established industries.

         -       High rates of return on funds employed.

         - Conservative capitalization structures with moderate reliance on debt and ample asset protection.

         - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

         - Well-established access to a range of financial markets and assured sources of alternate liquidity.

         Prime-2. Issuers rated Prime-2 (or supporting institutions) have a strong capacity for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         Prime-3. Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

         S&P's description of its three highest short-term debt ratings:

         A-1. This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to have extremely strong safety characteristics are denoted with a plus sign (+).

         A-2. Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

         A-3. Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

         Duff's description of its five highest short-term debt ratings (Duff incorporates gradations of "1+" (one plus) and "1-" (one minus) to assist investors in recognizing quality differences within the highest rating category):

         Duff 1+. Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

         Duff 1. Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

         Duff 1-. High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

         Duff 2. Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

         Duff 3. Satisfactory liquidity and other protection factors qualify issue as to investment grade.

         Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

         Fitch's description of its four highest short-term debt ratings:

         F-1+. Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

         F-1. Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

         F-2. Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ or F-1 ratings.

         F-3. Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

         IBCA's description of its three highest short-term debt ratings:

         A+. Obligations supported by the highest capacity for timely repayment.

         A1. Obligations supported by a very strong capacity for timely repayment.

         A2. Obligations supported by a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

Short-Term Loan/Municipal Note Ratings

         Moody's description of its two highest short-term loan/municipal note ratings:

         MIG-1/VMIG-1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

         MIG-2/VMIG-2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

         S&P's description of its two highest municipal note ratings:
         SP-1. Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

         SP-2.  Satisfactory capacity to pay principal and interest.

Short-Term Debt Ratings

         Thomson BankWatch, Inc. ("TBW") ratings are based upon a qualitative and quantitative analysis of all segments of the organization including, where applicable, holding company and operating subsidiaries.

         TBW Ratings do not constitute a recommendation to buy or sell securities of any of these companies. Further, TBW does not suggest specific investment criteria for individual clients.

         The TBW Short-Term Ratings apply to commercial paper, other senior short-term obligations and deposit obligations of the entities to which the rating has been assigned.

         The TBW Short-Term Ratings apply only to unsecured instruments that have a maturity of one year or less.

         The TBW Short-Term Ratings specifically assess the likelihood of an untimely payment of principal or interest.

         TBW-1. The highest category; indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

         TBW-2. The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".

         TBW-3. The lowest investment grade category; indicates that while more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

         TBW-4. The lowest rating category; this rating is regarded as non-investment grade and therefore speculative.

Definitions of Certain Money Market Instruments

Commercial Paper

         Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper normally have maturities of less than nine months and fixed rates of return.

Certificates of Deposit

         Certificates of Deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return. Bankers' Acceptances

         Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity.

U.S. Treasury Obligations

         U.S. Treasury Obligations are obligations issued or guaranteed as to payment of principal and interest by the full faith and credit of the U.S. Government. These obligations may include Treasury bills, notes and bonds, and issues of agencies and instrumentalities of the U.S. Government, provided such obligations are guaranteed as to payment of principal and interest by the full faith and credit of the U.S. Government.

U.S. Government Agency and Instrumentality Obligations

         Obligations issued by agencies and instrumentalities of the U.S. Government include such agencies and instrumentalities as the Government National Mortgage Association, the Export-Import Bank of the United States, the Tennessee Valley Authority, the Farmers Home Administration, the Federal Home Loan Banks, the Federal Intermediate Credit Banks, the Federal Farm Credit Banks, the Federal Land Banks, the Federal Housing Administration, the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, and the Student Loan Marketing Association. Some of these obligations, such as those of the Government National Mortgage Association are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law. A Fund will invest in the obligations of such instrumentalities only when the investment adviser believes that the credit risk with respect to the instrumentality is minimal.

                      STATEMENT OF ADDITIONAL INFORMATION


                             THE VICTORY PORTFOLIOS


                              THE STOCK INDEX FUND


                                 March 1, 1996



         This Statement of Additional Information is not a Prospectus, but should be read in conjunction with the Prospectus of The Victory Portfolios - The Stock Index Fund, dated the same date as the date hereof (the "Prospectus"). This Statement of Additional Information is incorporated by reference in its entirety into the Prospectus. Copies of the Prospectus may be obtained by writing The Victory Portfolios at Primary Funds Service Corporation, P.O. Box 9741, Providence, RI 02940-9741, or by telephoning toll free 800-539-FUND or 800-539-3863.



Investment Policies and Limitations                 1                        INVESTMENT ADVISER
Valuation of Portfolio Securities                   7                        KeyCorp Mutual Fund Advisers, Inc.
Performance                                         7
Additional Purchase, Exchange and                                            INVESTMENT SUB-ADVISER
  Redemption Information                           11                        Society Asset Management, Inc.
Additional Purchase Information                    11
Additional Exchange Information                    12                        ADMINISTRATOR
Additional Redemption Information                  13                        Concord Holding Corporation
Dividends and Distribution                         13
Management of the Victory Portfolios               14                        DISTRIBUTOR
Advisory and Other Contracts                       23                        Victory Broker-Dealer Services, Inc.
Additional Information                             31
Independent Auditor's Report                       35                        TRANSFER AGENT
Financial Statements                               35                        Primary Funds Service Corporation
Appendix                                           36
                                                                             CUSTODIAN
                                                                             Key Trust Company of Ohio, N.A.

                      STATEMENT OF ADDITIONAL INFORMATION



         The Victory Portfolios (the "Victory Portfolios") is an open-end management investment company. The Victory Portfolios consist of twenty-eight series of units of beneficial interest ("shares"), four of which series are currently inactive. The outstanding shares represent interests in the twenty-four separate investment portfolios which are currently active. This Statement of Additional Information relates to The Stock Index Fund (the "Fund") only. Much of the information contained in this Statement of Additional Information expands on subjects discussed in the Prospectus. Capitalized terms not defined herein are used as defined in the Prospectus. No investment in shares of the Fund should be made without first reading the Fund's Prospectus.




                      INVESTMENT POLICIES AND LIMITATIONS



Additional Information on Fund Instruments



         The following policies supplement the investment objectives and policies of the Fund as set forth in the Prospectus.



         Bankers' Acceptances and Certificates of Deposit. The Fund may invest in bankers' acceptances, certificates of deposit, and demand and time deposits. Bankers' acceptances are negotiable drafts or bills of exchange typically drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return.



         Bankers' acceptances will be those guaranteed by domestic and foreign banks, if at the time of purchase such banks have capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements). Certificates of deposit and demand and time deposits invested in by the Fund will be those of domestic and foreign banks and savings and loan associations, if (a) at the time of purchase such financial institutions have capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements) or (b) the principal amount of the instrument is insured in full by the Federal Deposit Insurance Corporation or the Savings Association Insurance Fund.



         The Fund may also invest in Eurodollar Certificates of Deposit ("ECDs") which are U.S. dollar-denominated certificates of deposit issued by branches of foreign and domestic banks located outside the United States, Yankee Certificates of Deposit ("Yankee CDs") which are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States, Eurodollar Time Deposits ("ETDs") which are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or a foreign bank, and Canadian Time Deposits ("CTDs") which are U.S. dollar-denominated certificates of deposit issued by Canadian offices of major Canadian Banks.



         Commercial Paper. Commercial paper consists of unsecured promissory notes issued by corporations. Except as noted below with respect to variable amount master demand notes, issues of commercial paper normally have maturities of less than nine months and fixed rates of return.



         The Fund will purchase only commercial paper rated in one of the two highest categories at the time of purchase by an NRSRO or, if not rated, found by the Victory Portfolios' Board of Trustees to present minimal credit risks and to be of comparable quality to instruments that are rated high quality (i.e., in one of the two top ratings categories) by a NRSRO that is neither controlling, controlled by, or under common control with the issuer of, or any issuer, guarantor, or provider of credit support for, the instruments. For a description of the rating symbols of each NRSRO see the Appendix to this Statement of Additional Information.

         Variable Amount Master Demand Notes. Variable amount master demand notes in which the Fund may invest are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Although there is no secondary market for these notes, the Fund may demand payment of principal and accrued interest at any time and may resell the notes at any time to a third party. The absence of an active secondary market, however, could make it difficult for the Fund to dispose of a variable amount master demand note if the issuer defaulted on its payment obligations, and the Fund could, for this or other reasons, suffer a loss to the extent of the default. While the notes are not typically rated by credit rating agencies, issuers of variable amount master demand notes must satisfy the same criteria as set forth above for unrated commercial paper, and Key Advisers or the Sub-Adviser will continuously monitor the issuer's financial status and ability to make payments due under the instrument. Where necessary to ensure that a note is of "high quality," the Fund will require that the issuer's obligation to pay the principal of the note be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend. For purposes of the Fund's investment policies, a variable amount master note will be deemed to have a maturity equal to the longer of the period of time remaining until the next readjustment of its interest rate or the period of time remaining until the principal amount can be recovered from the issuer through demand. (See Variable and Floating Rate Notes.)



         Variable and Floating Rate Notes. The Fund may acquire variable and floating rate notes, subject to its investment objectives, policies and restrictions. A variable rate note is one whose terms provide for the readjustment of its interest rate on set dates and which, upon such readjustment, can reasonably be expected to have a market value that approximates its par value. A floating rate note is one whose terms provide for the readjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. Such notes are frequently not rated by credit rating agencies; however, unrated variable and floating rate notes purchased by the Fund will only be those determined by Key Advisers or the Sub-Adviser, under guidelines established by the Trustees, to pose minimal credit risks and to be of comparable quality, at the time of purchase, to rated instruments eligible for purchase under the Fund's investment policies. In making such determinations, Key Advisers or the Sub-Adviser will consider the earning power, cash flow and other liquidity ratios of the issuers of such notes (such issuers include financial, merchandising, bank holding and other companies) and will continuously monitor their financial condition. Although there may be no active secondary market with respect to a particular variable or floating rate note purchased by the Fund, the Fund may resell the note at any time to a third party. The absence of an active secondary market, however, could make it difficult for the Fund to dispose of a variable or floating rate note in the event the issuer of the note defaulted on its payment obligations and the Fund could, for this or other reasons, suffer a loss to the extent of the default. Variable or floating rate notes may be secured by bank letters of credit.



         Variable or floating rate notes may have maturities of more than one year, as follows:



         1. A note that is issued or guaranteed by the United States government or any agency thereof and which has a variable rate of interest readjusted no less frequently than annually will be deemed by the Fund to have a maturity equal to the period remaining until the next readjustment of the interest rate.



         2. A variable rate note, the principal amount of which is scheduled on the face of the instrument to be paid in one year or less, will be deemed by the Fund to have a maturity equal to the period remaining until the next readjustment of the interest rate.



         3. A variable rate note that is subject to a demand feature scheduled to be paid in one year or more will be deemed by the Fund to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.



         4. A floating rate note that is subject to a demand feature will be deemed by the Fund to have a maturity equal to the period remaining until the principal amount can be recovered through demand.

         As used above, a note is "subject to a demand feature" where the Fund is entitled to receive the principal amount of the note either at any time on no more than 30 days' notice or at specified intervals not exceeding one year and upon no more than 30 days' notice.



         Call Options. The Fund may sell (write) call options which are traded on national securities exchanges with respect to common stock in its portfolio. The Fund must at all times have in its portfolio the securities which it may be obligated to deliver if the option is exercised. The Fund may write call options on its common stocks in an attempt to realize a greater current return than would be realized on the securities alone. The Fund may also write call options as a partial hedge against a possible stock market decline or to extend a holding period on a stock which is under consideration for sale in order to create a long-term capital gain. In view of its investment objective, the Fund generally would write call options only in circumstances where Key Advisers or the Sub-Adviser does not anticipate significant appreciation of the underlying security in the near future or has otherwise determined to dispose of the security. As the writer of a call option, the Fund receives a premium for undertaking the obligation to sell the underlying security at a fixed price during the option period, if the option is exercised. So long as the Fund remains obligated as a writer of a call option, it forgoes the opportunity to profit from increases in the market price of the underlying security above the exercise price of the option, except insofar as the premium represents such a profit (and retains the risk of loss should the value of the underlying security decline). The Fund may also enter into "closing purchase transactions" in order to terminate its obligation as a writer of a call option prior to the expiration of the option. Although the writing of call options only on national securities exchanges increases the likelihood of the Fund's ability to make closing purchase transactions, there is no assurance that the Fund will be able to effect such transactions at any particular time or at any acceptable price. The writing of call options could result in increases in the Fund's portfolio turnover rate, especially during periods when market prices of the underlying securities appreciate.



         Puts.     The Fund may acquire and sell put options on the securities held in its portfolio.



         A put is a right to sell a specified security (or securities) within a specified period of time at a specified exercise price. The Fund may sell, transfer, or assign a put only in conjunction with the sale, transfer, or assignment of the underlying security or securities. The amount payable to the Fund upon its exercise of a "put" is normally (i) the Fund's acquisition cost of the securities (excluding any accrued interest which the Fund paid on the acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the fund owned the securities, plus
(ii) all interest accrued on the securities since the last interest payment date during that period.



         Puts may be acquired by the Funds to facilitate the liquidity of its portfolio assets. Puts may also be used to facilitate the reinvestment of the Funds' assets at a rate of return more favorable than that of the underlying security. Puts may, under certain circumstances, also be used to shorten the maturity of underlying variable rate or floating rate securities for purposes of calculating the remaining maturity of those securities and the dollar-weighted average portfolio maturity of the Fund's assets. See "Variable and Floating Rate Notes" and "VALUATION" in this Statement of Additional Information.



         Temporary Investments



         The Fund may also invest temporarily in high quality investments or cash during times of unusual market conditions for defensive purposes and in order to accommodate shareholder redemption requests although currently it does not intend to do so. Any portion of the Fund's assets maintained in cash will reduce the amount of assets in securities and thereby reduce the Fund's yield or total return.



         "When-Issued" Securities. As discussed in the Prospectus, the Fund may purchase securities on a "when issued" basis (i.e., for delivery beyond the normal settlement date at a stated price and yield). When the Fund agrees to purchase securities on a "when issued" basis, the Victory Portfolios' custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy the purchase commitment, and in such a case, the Fund may be required subsequently to place additional assets in the separate account in order to assure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash.



         When the Fund engages in "when-issued" transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Fund incurring a loss or missing the opportunity to obtain a price considered to be advantageous. The Fund does not intend to purchase "when issued" securities for speculative purposes, but only in furtherance of its investment objective.



         U.S. Government Obligations. The Fund may invest in obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. Government are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the U.S. Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others are supported only by the credit of the agency or instrumentality. No assurance can be given that the U.S. Government will provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so by law. The Fund will invest in the obligations of such agencies and instrumentalities only when Key Advisers or the Sub-Adviser believes that the credit risk with respect thereto is minimal.



         Securities Lending. The Fund may lend its portfolio securities to broker-dealers, banks or institutional borrowers of securities. The Fund must receive a minimum of 100% collateral, plus any interest due in the form of cash or U.S. Government securities. This collateral must be valued daily and should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund. During the time portfolio securities are on loan, the borrower will pay the Fund any dividends or interest paid on such securities plus any interest negotiated between the parties to the lending agreement. Loans will be subject to termination by the Fund or the borrower at any time. While the Fund will not have the right to vote securities on loan, it intends to terminate the loan and regain the right to vote if that is considered important with respect to the investment. The Fund will only enter into loan arrangements with broker-dealers, banks or other institutions which Key Advisers or the Sub-Adviser has determined are creditworthy under guidelines established by the Victory Portfolios' Trustees. The Fund intends to limit its securities lending to 33 1/3% of total assets.



         Other Investment Companies. The Fund may invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the securities of any one investment company or invest more than 10% of its total assets in the securities of other investment companies. Pursuant to an exemptive order received by the Victory Portfolios from the Commission, the Fund may invest in money market funds of the Victory Portfolios. Key Advisers and/or the Sub-Adviser will waive its investment advisory fee as to all assets invested in other investment companies. Because such other investment companies employ an investment adviser, such investment by the Fund will cause shareholders to bear duplicative fees, such as management fees.



         Repurchase Agreements. Securities held by the Fund may be subject to repurchase agreements. Under the terms of a repurchase agreement, the Fund would acquire securities from financial institutions or registered broker-dealers deemed creditworthy by Key Advisers or the Sub-Adviser pursuant to guidelines adopted by the Victory Portfolios' Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed upon date and price. The seller is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). If the seller were to default on its repurchase obligation or become insolvent, the Fund would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price, or to the extent that the disposition of such securities by the

Fund is delayed pending court action. Repurchase agreements are considered by the staff of the Commission to be loans by the Fund.



         Reverse Repurchase Agreements. The Fund may borrow funds for temporary purposes by entering into reverse repurchase agreements in accordance with the investment restrictions described below. Pursuant to such agreements, the Fund would sell portfolio securities to financial institutions such as banks and broker-dealers, and agree to repurchase them at a mutually agreed-upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account assets (such as cash or other liquid high-grade securities) consistent with the Fund's investment restrictions having a value equal to the repurchase price (including the accrued interest); the collateral will be marked-to-market on a daily basis, and will be continuously monitored to ensure that such equivalent value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings under the Investment Company Act of 1940, as amended (the "1940 Act").



         Futures Contracts. The Fund may enter into futures contracts, options on futures contracts and stock index futures contracts and options thereon for the purposes of remaining fully invested and reducing transaction costs. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security, class of securities, or an index at a specified future time and at a specified price. A stock index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of trading of the contracts and the price at which the futures contract is originally struck. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"), a U.S. Government agency.



         Although futures contracts by their terms call for actual delivery and acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position ("buying a contract which has previously been "sold," or "selling" a contract previously purchased) in an identical contract to terminate the position. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index. The acquisition of put and call options on futures contracts will, respectively, give the Fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period. Brokerage commissions are incurred when a futures contract is bought or sold.



         Futures traders are required to make a good faith margin deposit in cash or government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date.
Minimal initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Initial margin deposits on futures contracts are customarily set at levels much lower than the prices at which the underlying securities are purchased and sold, typically ranging upward from less than 5% of the value of the contract being traded.



         After a futures contract position is opened, the value of the contract is marked-to-market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Fund expects to earn interest income on its margin deposits.



         When interest rates are expected to rise or market values of portfolio securities are expected to fall, the Fund can seek through the sale of futures contracts to offset a decline in the value of its portfolio securities. When interest rates are expected to fall or market values are expected to rise, the Fund, through the purchase of such contracts, can attempt to secure better rates or prices for the Fund than might later be available in the market when it effects anticipated purchases.



         The Funds will only sell futures contracts to protect securities it owns against price declines or purchase contracts to protect against an increase in the price of securities it intends to purchase.



         The Fund's ability to effectively utilize futures trading depends on several factors. First, it is possible that there will not be a perfect price correlation between the futures contracts and their underlying stock index. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that the Fund could lose more than the original margin deposit required to initiate a futures transaction.



         Restrictions on the Use of Futures Contracts. The Fund will not enter into futures contract transactions for purposes other than bona fide hedging purposes to the extent that, immediately thereafter, the sum of its initial margin deposits on open contracts exceeds 5% of the market value of the Fund's total assets. In addition, the Fund will not enter into futures contracts to the extent that the value of the futures contracts held would exceed 1/3 of the Fund's total assets. Futures transactions will be limited to the extent necessary to maintain the Fund's qualification as a regulated investment company.



         The Victory Portfolios have undertaken to restrict their futures contract trading as follows: first, the Victory Portfolios will not engage in transactions in futures contracts for speculative purposes; second, the Victory Portfolios will not market its funds to the public as commodity pools or otherwise as vehicles for trading in the commodities futures or commodity options markets; third, the Victory Portfolios will disclose to all prospective shareholders the purpose of and limitations on its funds' commodity futures trading; fourth, the Victory Portfolios will submit to the Commodity Futures Trading Commission ("CFTC") special calls for information. Accordingly, registration as a commodities pool operator with the CFTC is not required.



         In addition to the margin restrictions discussed above, transactions in futures contracts may involve the segregation of funds pursuant to requirements imposed by the Securities and Exchange Commission. Under those requirements, where the Fund has a long position in a futures contract, it may be required to establish a segregated account (not with a futures commission merchant or broker) containing cash or certain liquid assets equal to the purchase price of the contract (less any margin on deposit). For a short position in futures or forward contracts held by the Fund, those requirements may mandate the establishment of a segregated account (not with a futures commission merchant or broker) with cash or certain liquid assets that, when added to the amounts deposited as margin, equal the market value of the instruments underlying the futures contracts (but are not less than the price at which the short positions were established). However, segregation of assets is not required if the Fund "covers" a long position. For example, instead of segregating assets, the Fund, when holding a long position in a futures contract, could purchase a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the fund. In addition, where the Fund takes short positions, or engages in sales of call options, it need not segregate assets if it "covers" these positions. For example, where the Fund holds a short position in a futures contract, it may cover by owning the instruments underlying the contract. The Fund may also cover such a position by holding a call option permitting it to purchase the same futures contract at a price no higher than the price at which the short position was established. Where the Fund sells a call option on a futures contract, it may cover either by entering into a long position in the same contract at a price no higher than the strike price of the call option or by owning the instruments underlying the futures contract. The Fund could also cover this position by holding a separate call option permitting it to purchase the same futures contract at a price no higher than the strike price of the call option sold by the fund.



         In addition, the extent to which the Fund may enter into transactions involving futures contracts may be limited by the Internal Revenue Code's requirements for qualification as a registered investment company and the Fund's intention to qualify as such.



         Risk Factors in Futures Transactions. Positions in futures contracts may be closed out only on an exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments to maintain the required margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on the ability to effectively hedge them. The Fund will minimize the risk that it will be unable to close out a futures contract by only entering into futures contracts which are traded on national futures exchanges and for which there appears to be a liquid secondary market.



         The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. Because the deposit requirements in the futures markets are less onerous than margin requirements in the securities market, there may be increased participation by speculators in the futures market which may also cause temporary price distortions. A relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchaser or sale of a futures contract may result in losses in excess of the amount invested in the contract. However, because the futures strategies engaged in by the Fund are only for hedging purposes, Key Advisers and the Sub-Adviser do not believe that the Fund is subject to the risks of loss frequently associated with futures transactions. The Fund would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.



         Utilization of futures transactions by the Fund does involve the risk of imperfect or no correlation where the securities underlying futures contract have different maturities than the portfolio securities being hedged. It is also possible that the Fund could both lose money on futures contracts and also experience a decline in value of its portfolio securities. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the fund has an open position in a futures contract or related option.



         The Fund also may invest, consistent with their investment objective and policies, in zero coupon bonds, which are debt instruments that do not pay current interest and are typically sold at prices greatly discounted from par value. The return on a zero-coupon obligation, when held to maturity, equals the difference between the par value and the original purchase price. Zero-coupon obligations have greater price volatility than coupon obligations.



INVESTMENT RESTRICTIONS



         The following investment restrictions are fundamental with respect to the Fund and may be changed only by a vote of a majority of the outstanding shares of the Fund as defined in "ADDITIONAL INFORMATION -- Miscellaneous" of this Statement of Additional Information).

       THE FUND MAY NOT:



       1. Participate on a joint or joint and several basis in any securities trading account.



       2. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).



       3. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business). Investments by the Fund in securities backed by mortgages on real estate or in marketable securities of companies engaged in such activities are not hereby precluded.



       4. Issue any senior security (as defined in the 1940 Act), except that (a) the Fund may engage in transactions that may result in the issuance of senior securities to the extent permitted under applicable regulations and interpretations of the 1940 Act or an exemptive order; (b) the Fund may acquire other securities, the acquisition of which may result in the issuance of a senior security, to the extent permitted under applicable regulations or interpretations of the 1940 Act; (c) subject to the restrictions set forth below, the Fund may borrow money as authorized by the 1940 Act.



       5. Borrow money, except that (a) the Fund may enter into commitments to purchase securities in accordance with its investment program, including delayed-delivery and when-issued securities and reverse repurchase agreements, provided that the total amount of any such borrowing does not exceed 33 1/3% of the Fund's total assets; and (b) the Fund may borrow money for temporary or emergency purposes in an amount not exceeding 5% of the value of its total assets at the time when the loan is made. Any borrowings representing more than 5% of the Fund's total assets must be repaid before the Fund may make additional investments.



       6. Lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of publicly issued debt securities or to repurchase agreements.



       7. Underwrite securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities.



       8. With respect to 75% of the Fund's total assets, the Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.



       9. Purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or repurchase agreements secured thereby) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry. In the utilities category, the industry shall be determined according to the service provided. For example, gas, electric, water and telephone will be considered as separate industries.



       The following restrictions are not fundamental and may be changed without shareholder approval:



       1. The Fund will not purchase or retain securities of any issuer if the officers or Trustees of the Victory Portfolios or the officers or directors of its investment adviser owning beneficially more than one half of 1% of the securities of such issuer together own beneficially more than 5% of such securities.

       2. The Fund will not invest more than 10% of its total assets in the securities of issuers which together with any predecessors have a record of less than three years of continuous operation.



       3. The Fund will not invest more than 15% of its net assets in illiquid securities. Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days and in the usual course of business at approximately the price at which the Fund has valued them. Such securities include, but are not limited to, time deposits and repurchase agreements with maturities longer than seven days. Securities that may be resold under Rule 144A under securities acquired in a transaction or chain of transactions pursuant to Section 4(2) of, or securities otherwise subject to restrictions or limitations on resale, under the 1933 Act ("Restricted Securities"), shall not be deemed illiquid solely by reason of being unregistered. Key Advisers or the Sub-Adviser determine whether a particular security is deemed to be liquid based on the trading markets for the specific security and other factors. However, because state securities laws may limit the Fund's investment in Restricted Securities (regardless of the liquidity of the investment), investments in Restricted Securities resalable under Rule 144A will continue to be subject to applicable state law requirements until such time, if ever, that such limitations are changed.



       4. The Fund will not make short sales of securities, other than short sales "against the box," or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment program of the Fund.



       5. The Fund may invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the securities of any one investment company or invest more than 10% of its total assets in the securities of other investment companies. Pursuant to an exemptive order received by the Victory Portfolios from the Commission, the Fund may invest in the money market funds of the Victory Portfolios.



State Regulations



       In addition, the Fund, so long as its shares are registered under the securities laws of the State of Texas and such restrictions are required as a consequence of such registration, is subject to the following non-fundamental policies, which may be modified in the future by the Trustees without a vote of the Fund's shareholders: (i) the Fund has represented to the Texas State Securities Board that it will not invest in oil, gas or mineral leases or purchase or sell real property (including limited partnership interests, but excluding readily marketable securities of companies which invest in real estate); and (ii) the Fund has represented to the Texas State Securities Board that it will not invest more than 5% of their net assets in warrants valued at the lower of cost or market; provided that, included within that amount, but not to exceed 2% of net assets, may be warrants which are not listed on the New York or American Stock Exchanges. For purposes of this restriction, warrants acquired in units or attached to securities are deemed to be without value.



       The policies and limitations listed above supplement those set forth in the Prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of the Fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Fund's acquisition of such security or other asset except in the case of borrowing (or other activities that may be deemed to result in the issuance of a "senior security" under the 1940 Act). Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund's investment policies and limitations. If the value of the Fund's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board of Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity.

FUTURE DEVELOPMENTS

       The Fund may take advantage of other investment practices which are not at present contemplated for use by the Fund or which currently are not available but which may be developed, to the extent such investment practices are both consistent with the Fund's investment objective and are legally permissible for the Fund. Such investment practices, if they arise, may involve risks which exceed those involved in the activities described in the Prospectus and Statement of Additional Information. Prior to commencing any new investment practice, the Fund will notify shareholders by means of prospectus supplement.


Portfolio Turnover



       The turnover rate stated in the Prospectus for the Fund's investment portfolio is calculated by dividing the lesser of the Fund's purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The calculation excludes all securities whose maturities, at the time of acquisition, were one year or less. In the fiscal year ended October 31, 1995 and the fiscal period ended October 31, 1994, the Fund's portfolio turnover rates were _____% and 11.06%, respectively.



                       VALUATION OF PORTFOLIO SECURITIES

       Investment securities held by the Fund are valued on the basis of valuations provided by an independent pricing service, approved by the Board of Trustees, which uses information with respect to transactions of a security, quotations from dealers, market transactions in comparable securities, and various relationships between securities, in determining value. Specific investment securities which are not priced by the approved pricing service will be valued according to quotations obtained from dealers who are market makers in those securities. Investment securities with less than 60 days to maturity when purchased are valued at amortized cost which approximates market value. Investment securities not having readily available market quotations will be priced at fair value using a methodology approved in good faith by the Board of Trustees.


                                  PERFORMANCE

       As described in the Prospectus, from time to time the "standardized yield," "dividend yield," "average annual total return," "total return," and "total return at net asset value" of an investment in Fund shares may be advertised. An explanation of how yields and total returns are calculated and the components of those calculations are set forth below.

       Yield and total return information may be useful to investors in reviewing the Fund's performance. The Fund's advertisement of its performance must, under applicable Commission rules, include the average annual total returns for the Fund for the 1, 5 and 10-year period (or the life of the class, if less) as of the most recently ended calendar quarter. This enables an investor to compare the Fund's performance to the performance of other funds for the same periods. However, a number of factors should be considered before using such information as a basis for comparison with other investments. An investment in the Fund is not insured; its yield and total return are not guaranteed and normally will fluctuate on a daily basis. When redeemed, an investor's shares may be worth more or less than their original cost. Yield and total return for any given past period are not a prediction or representation by the Victory Portfolios of future yields or rates of return on its shares. The yield and total returns of the Fund are affected by portfolio quality, portfolio maturity, the type of investments the Fund holds and its operating expenses.

       STANDARDIZED YIELDS. The Fund's "yield" (referred to as "standardized yield") for a given 30-day period for a class of shares is calculated using the following formula set forth in rules adopted by the Commission that apply to all funds that quote yields:



                   Standardized Yield = 2 [(a-b + 1)(6) - 1]
                                            ---
                                            cd



       The symbols above represent the following factors:



         a =     dividends and interest earned during the 30-day period.



         b = expenses accrued for the period (net of any expense reimbursements).



         c = the average daily number of shares of that class outstanding during the 30-day period that were entitled to receive dividends.


         d = the maximum offering price per share of the class on the last day of the period, adjusted for undistributed net investment income.


         The standardized yield for a 30-day period may differ from its yield for any other period. The Commission formula assumes that the standardized yield for a 30-day period occurs at a constant rate for a six-month period and is annualized at the end of the six-month period. This standardized yield is not based on actual distributions paid by the Fund to shareholders in the 30-day period, but is a hypothetical yield based upon the net investment income from the Fund's portfolio investments calculated for that period. The standardized yield may differ from the "dividend yield," described below. Additionally, because each class of shares is subject to different expenses, it is likely that the standardized yields of the Fund classes of shares will differ. The yield for the 30-day period ended October 31, 1995 was ____% .


         DIVIDEND YIELD AND DISTRIBUTION RETURN. From time to time the Fund may quote a "dividend yield" or a "distribution return." Dividend yield is based on the share dividends derived from net investment income during a stated period. Distribution return includes dividends derived from net investment income and from realized capital gains declared during a stated period. Under those calculations, the dividends and/or distributions declared during a stated period of one year or less (for example, 30 days) are added together, and the sum is divided by the maximum offering price per share of that class A) on the last day of the period. When the result is annualized for a period of less than one year, the "dividend yield" is calculated as follows:

Dividend Yield =    Dividends    + Number of days (accrual period) x 365
                -----------------
                Max. Offering Price (last day of period)

        The maximum offering price for shares includes the maximum front-end sales charge.


        From time to time similar yield or distribution return calculations may also be made using the net asset value (instead of its respective maximum offering price) at the end of the period. The dividend yields at maximum offering price and net asset value for the 30-day period ended October 31, 1995 were ____% and ____%, respectively.


        TOTAL RETURNS. The "average annual total return" is an average annual compounded rate of return for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n") to achieve an Ending Redeemable Value ("ERV"), according to the following formula:

                 (ERV)(1n) - 1 = Average Annual Total Return
                  ---
                 ( P )

        The cumulative "total return" calculation measures the change in value of a hypothetical investment of $1,000 over an entire period of years. Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis. Total return is determined as follows:

                 ERV - P = Total Return
                 -------
                    P


        In calculating total returns, the current maximum sales charge of 4.75% (as a percentage of the offering price) is deducted from the initial investment ("P") (unless the return is shown at net asset value, as discussed below). Total returns also assume that all dividends and capital gains distributions during the period are reinvested to buy additional shares at net asset value per share, and that the investment is redeemed at the end of the period. The average annual total return and cumulative total return for the period from December 3, 1993 (commencement of operations) to October 31, 1995 (life of fund) at maximum offering price were ___% and ____%, respectively. For the one year period ended October 31, 1995 annual total return was ______%.



        From time to time the Fund may also quote an "average annual total return at net asset value" or a cumulative "total return at net asset value." It is based on the difference in net asset value per share at the beginning and the end of the period for a hypothetical investment in that class of shares (without considering front-end or contingent sales charges) and takes into consideration the reinvestment of dividends and capital gains distributions. The average annual total return and cumulative total return for the period December 3, 1993 (commencement of operations) to October 31, 1995 (life of fund), at net asset value, was ____% and ___%, respectively. For the one year period ended October 31, 1995, average annual total return was ___%.


        OTHER PERFORMANCE COMPARISONS. From time to time the Fund may publish the ranking of the performance of its shares by Lipper Analytical Services, Inc. ("Lipper"), a widely-recognized independent mutual fund monitoring service. Lipper monitors the performance of regulated investment companies, including the Fund, and ranks the performance of the Fund against (i) all other funds, excluding money market funds, and (ii) all other government bond funds. The Lipper performance rankings are based on total return that includes the reinvestment of capital gains distributions and income dividends but does not take sales charges or taxes into consideration.

        From time to time the Fund may publish the ranking of the performance of its shares by Morningstar, Inc., an independent mutual fund monitoring service that ranks mutual funds, including the Fund, in broad investment categories (equity, taxable bond, tax-exempt and other) monthly, based upon each fund's three, five and ten-year average annual total returns (when available) and a risk adjustment factor that reflects Fund performance relative to three-month U.S. Treasury bill monthly returns. Such returns are adjusted for fees and sales loads. There are five ranking categories with a corresponding number of stars: highest (5), above average (4), neutral (3), below average (2) and lowest (1). Ten percent of the funds, series or classes in an investment category receive 5 stars, 22.5% receive 4 stars, 35% receive 3 stars, 22.5% receive 2 stars, and the bottom 10% receive one star. Morningstar ranks the shares of the Fund in relation to other taxable bond funds.

        The total return on an investment made in shares of the Fund may be compared with the performance for the same period of one or more of the following indices: the Consumer Price Index, the Salomon Brothers World Government Bond Index, the Standard & Poor's 500 Index, the Shearson Lehman Government/Corporate Bond Index, the Lehman Aggregate Bond Index, and the J.P. Morgan Government Bond Index. Other indices may be used from time to time.
The Consumer Price Index is generally considered to be a measure of inflation. The Salomon Brothers World Government Bond Index generally represents the performance of government debt securities of various markets throughout the world, including the United States. The Lehman Government/Corporate Bond Index generally represents the performance of intermediate and long-term government and investment grade corporate debt securities. The Lehman Aggregate Bond Index measures the performance of U.S. corporate bond issues, U.S. government securities and mortgaged-backed securities. The J.P. Morgan Government Bond Index generally represents the performance of government bonds issued by various countries including the United States.

The S&P 500 Index is a composite index of 500 common stocks generally regarded as an index of U.S. stock market performance. The foregoing bond indices are unmanaged indices of securities that do not reflect reinvestment of capital gains or take investment costs into consideration, as these items are not application to indices.

        From time to time, the yields and the total returns of the Fund may be quoted in and compared to other mutual funds with similar investment objective in advertisements, shareholder reports or other communications to shareholders. The Fund may also include calculations in such communications that describe hypothetical investment results. (Such performance examples will be based on an express set of assumptions and are not indicative of the performance of any Fund.) Such calculations may from time to time include discussions or illustrations of the effects of compounding in advertisements. "Compounding" refers to the fact that, if dividends or other distributions on a Fund investment are reinvested by being paid in additional Fund shares, any future income or capital appreciation of the Fund would increase the value, not only of the original Fund investment, but also of the additional Fund shares received through reinvestment. As a result, the value of the Fund investment would increase more quickly than if dividends or other distributions had been paid in cash. The Fund may also include discussions or illustrations of the potential investment goals of a prospective investor (including but not limited to tax and/or retirement planning), investment management techniques, policies or investment suitability of Fund, economic conditions, legislative developments (including pending legislation), the effects of inflation and historical performance of various asset classes, including but not limited to stocks, bonds and Treasury bills. From time to time advertisements or communications to shareholders may summarize the substance of information contained in shareholder reports (including the investment composition of the Fund, as well as the views of the investment adviser as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to the Fund. The Fund may also include in advertisements, charts, graphs or drawings which illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to stock, bonds, Treasury bills and shares of Fund as well as charts or graphs which illustrate strategies such as dollar cost averaging, and comparisons of hypothetical yields of investment in tax-exempt versus taxable investments. In addition, advertisements or shareholder communications may include a discussion of certain attributes or benefits to be derived by an investment in Fund. Such advertisements or communications may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein. With proper authorization, Fund may reprint articles (or excerpts) written regarding the Fund and provide them to prospective shareholders. Performance information with respect to the Fund is generally available by calling 1-800-539-3863.

        Investors may also judge, and the Fund may at times advertise, performance by comparing it to the performance of other mutual funds or mutual fund portfolios with comparable investment objectives and policies, which performance may be contained in various unmanaged mutual fund or market indices or rankings such as those prepared by Dow Jones & Co., Inc., Standard & Poor's Corporation, Lehman Brothers, Merrill Lynch, and Salomon Brothers, and in publications issued by Lipper Analytical Services, Inc. and in the following publications: IBC/Donoghue's Money Fund Reports, Ibottson Associates, Inc., Morningstar, CDA/Wiesenberger, Money Magazine, Forbes, Barron's, The Wall Street Journal, The New York Times, Business Week, American Banker, Fortune, Institutional Investor, U.S.A. Today. In addition to yield information, general information about the Fund that appears in a publication such as those mentioned above may also be quoted or reproduced in advertisements or in reports to shareholders.

        Advertisements and sales literature may include discussions of specifics of the portfolio manager's investment strategy and process, including, but not limited to, descriptions of security selection and analysis.

        Advertisements may also include descriptive information about the investment adviser, including, but not limited to, its status within the industry, other services and products it makes available, total assets under management, its investment philosophy.

        When comparing yield, total return and investment risk of an investment in the Fund with other investments, investors should understand that certain other investments have different risk characteristics than an investment in shares of the Fund. For example, certificates of deposit may have fixed rates of return and may be insured as to principal and interest by the FDIC, while the Fund's returns will fluctuate and its share values and returns are not guaranteed. Money market accounts offered by banks also may be insured by the FDIC and may offer stability of principal. U.S. Treasury securities are guaranteed as to principal and interest by the full faith and credit of the U.S. government. Money market mutual funds may seek to offer a fixed price per share.


            ADDITIONAL PURCHASE, EXCHANGE AND REDEMPTION INFORMATION

        The Victory Portfolios (see "Description of Victory Portfolios" below) is open for business and the NAV is calculated on each Business Day. A Business Day is every day on which the NYSE is open for business, the Federal Reserve Bank of Cleveland is open and any other day (other than a day on which no shares of the Fund are tendered for redemption and no order to purchase any shares is received) during which there is sufficient trading in portfolio instruments that the Fund's net asset value per share might be materially affected. The NAV of each class is determined and its shares are priced as of the close of regular trading of the NYSE (generally 4:00 p.m. Eastern time (the "Valuation Time")) on each Business Day of the Fund. The NYSE or the Federal Reserve Bank of Cleveland will not be open in observance of the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day, and Christmas Day. The holiday closing schedule is subject to change.

        When the NYSE is closed, or when trading is restricted for any reason other than its customary weekend or holiday closings, or under emergency circumstances as determined by the Commission to warrant such action, the Fund's Transfer Agent will determine the Fund's NAVs at Valuation Time. The Fund's NAV may be affected to the extent that its securities are traded on days that are not Business Days.


        [If, in the opinion of the Trustees, conditions exist which make cash payment undesirable, redemption payments may be made in whole or in part in securities or other property, valued for this purpose as they are valued in computing the NAV of the Fund. Shareholders receiving securities or other property on redemption may realize a gain or loss for tax purposes and will incur any costs of sale as well as the associated inconveniences.]


        Pursuant to Rule 11a-3 under the 1940 Act, the Fund is required to give shareholders at least 60 days' notice prior to terminating or modifying the Fund's exchange privilege. Under the Rule, the 60-day notification requirement may be waived if (i) the only effect of a modification would be to reduce or eliminate an administrative fee, redemption fee or deferred sales charge ordinarily payable at the time of exchange or (ii) the Fund temporarily suspends the offering of shares as permitted under the 1940 Act or by the SEC or because it is unable to invest amounts effectively in accordance with its investment objective and policies.


        In the Prospectus, the Victory Portfolios, Key Advisers and the Sub-Adviser have notified shareholders that they reserve the right at any time without prior notice to shareholders to refuse exchange purchases by any person or group if, in Key Advisers or the Sub-Adviser's judgment, the Fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

                        ADDITIONAL PURCHASE INFORMATION

        REDUCED SALES CHARGE. Reduced sales charges are applicable to purchases of $50,000 or more alone or in combination with purchases of shares of other Victory Portfolios made at any one time. To obtain the reduction of the sales charge, you or your investment professional must notify the Transfer Agent at the time of purchase whenever a quantity discount is applicable to your purchase. Upon such notification, you will receive the lowest applicable sales charge.

        In addition to investing at one time in any combination of shares of the Victory Portfolios in an amount entitling you to a reduced sales charge, you may qualify for a reduction in the sales charge under the following programs:

        COMBINED PURCHASES. When you invest in shares of the Victory Portfolios for several accounts at the same time, you may combine these investments into a single transaction if purchased through one investment professional, and if the total is $50,000 or more. The following may qualify for this privilege: an individual, or "company" as defined in Section 2(a)(8) of the 1940 Act; an individual, spouse, and their children under age 21 purchasing for his, her, or their own account; a trustee, administrator or other fiduciary purchasing for a single trust estate or single fiduciary account or for a single or a parent-subsidiary group of "employee benefit plans" (as defined in Section 3(3) of ERISA); and tax-exempt organizations under Section 501(c)(3) of the Internal Revenue Code.

        RIGHTS OF ACCUMULATION. Your "Rights of Accumulation" permit reduced sales charges on future purchases of shares after you have reached a new breakpoint. You can add the value of existing Victory Portfolios shares held by you, your spouse, and your children under age 21, determined at the previous day's NAV at the close of business, to the amount of your new purchase valued at the current offering price to determine your reduced sales charge.

        LETTER OF INTENT. If you anticipate purchasing $50,000 or more of shares of the Fund alone or in combination with shares of certain other Victory Portfolios within a 13-month period, you may obtain shares of the portfolios at the same reduced sales charge as though the total quantity were invested in one lump sum, by filing a non-binding Letter of Intent (the "Letter") within 90 days of the start of the purchases. Each investment you make after signing the Letter will be entitled to the sales charge applicable to the total investment indicated in the Letter. For example, a $2,500 purchase toward a $60,000 Letter would receive the same reduced sales charge as if the $60,000 had been invested at one time. To ensure that the reduced price will be received on future purchases, you or your investment professional must inform the transfer agent that the Letter is in effect each time shares are purchased. Neither income dividends nor capital gain distributions taken in additional shares will apply toward the completion of the Letter.

        Your initial investment must be at least 5% of the total amount you plan to invest. Out of the initial purchase, 5% of the dollar amount specified in the Letter will be registered in your name and held in escrow. The shares held in escrow cannot be redeemed or exchanged until the Letter is satisfied or the additional sales charges have been paid. You will earn income dividends and capital gain distributions on escrowed shares. The escrow will be released when your purchase of the total amount has been completed. You are not obligated to complete the Letter.

        If you purchase more than the amount specified in the Letter and qualify for a further sales charge reduction, the sales charge will be adjusted to reflect your total purchase at the end of 13 months. Surplus funds will be applied to the purchase of additional shares at the then current offering price applicable to the total purchase.

        If you do not complete your purchase under the Letter within the 13-month period, your sales charge will be adjusted upward, corresponding to the amount actually purchased, and if after written notice, you do not pay the increased sales charge, sufficient escrowed shares will be redeemed to pay such charge.
                        ADDITIONAL EXCHANGE INFORMATION

        Shares of the Victory Portfolios (see "Description of Victory Portfolios" below) may be exchanged for shares of any Victory money market fund or any other fund of the Victory Portfolios with the same or a lower sales charge. Shares of any Victory money market portfolio or any other fund of the Victory Portfolios with a reduced sales charge may be exchanged for shares of the Fund upon payment of the difference in the sales charge.

                       ADDITIONAL REDEMPTION INFORMATION

        REINSTATEMENT PRIVILEGE. Within 90 days of a redemption, a shareholder may reinvest all or part of the redemption proceeds of shares of the Fund or any of the other Victory Portfolios into which shares of the Fund are exchangeable as described below, at the net asset value next computed after receipt by the Transfer Agent of the reinvestment order. No charge is currently made for reinvestment in shares of the Fund but a reinvestment in shares of certain other Victory Portfolios is subject to a $5.00 service fee. The shareholder must ask the Distributor for such privilege at the time of reinvestment. Any capital gain that was realized when the shares were redeemed is taxable, and reinvestment will not alter any capital gains tax payable on that gain. If there has been a capital loss on the redemption, some or all of the loss may not be tax deductible, depending on the timing and amount of the reinvestment. Under the Internal Revenue Code, if the redemption proceeds of Fund shares on which a sales charge was paid are reinvested in shares of the Fund or another of the Victory Portfolios within 90 days of payment of the sales charge, the shareholder's basis in the shares of the Fund that were redeemed may not include the amount of the sales charge paid. That would reduce the loss or increase the gain recognized from redemption. The Fund may amend, suspend or cease offering this reinvestment privilege at any time as to shares redeemed after the date of such amendment, suspension or cessation. You must reinstate your shares into an account with the same registration. This privilege may be exercised only once by a shareholder with respect to the Fund. For information on which funds are available for the Reinstatement Privilege, please consult your program materials.

                          DIVIDENDS AND DISTRIBUTIONS

        The Fund ordinarily declares and pays dividends from its net investment income quarterly. The Fund distributes substantially all of its net investment income and net capital gains, if any, to shareholders within each calendar year as well as on a fiscal year basis to the extent required for the Fund to qualify for favorable federal tax treatment.

        The amount of distributions may vary from time to time depending on market conditions and the composition of the Fund's portfolio.

        For this purpose, the net income of the Fund, from the time of the immediately preceding determination thereof, shall consist of all interest income accrued on the portfolio assets of the Fund, dividend income, if any, income from securities loans, if any, and realized capital gains and losses on the Fund assets, less all expenses and liabilities of the Fund chargeable against income. Interest income shall include discount earned, including both original issue and market discount, on discount paper accrued ratably to the date of maturity. Expenses, including the compensation payable to Key Advisers or the Sub-Adviser, are accrued each day. The expenses and liabilities of the Fund shall include those appropriately allocable to the Fund as well as a share of the general expenses and liabilities of the Victory Portfolios in proportion to the Fund's share of the total net assets of the Victory Portfolios.

Additional Tax Information

        It is the policy of the Fund to qualify for the favorable tax treatment accorded regulated investment companies ("RICs") under Subchapter M of the Code, for so long as such qualification is in the best interest of its shareholders. By following such policy and distributing its income and gains currently with respect to each taxable year, the Fund expects to eliminate or reduce to a nominal amount the federal income and excise taxes to which it may otherwise be subject.

        In order to qualify as a RIC, the Fund must, among other things, (1) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock or securities, foreign currencies or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities or currencies, (2) derive less than 30% of its gross income from the sale or other disposition of stock, securities, options, futures, forward contracts, and certain foreign currencies (or options, futures, or forward contracts on foreign currencies) held for less than three months, and (3) diversify its holdings so that at the end of each quarter of its taxable year (i) at least 50% of the market value of the Fund's assets is represented by cash or cash items, U.S. Government securities, securities of other RICs and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities) or of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses. These requirements may restrict the degree to which the Fund may engage in short-term trading and concentrate investments. If the Fund qualifies as a RIC, it will not be subject to federal income tax on the part of its net investment income and net realized capital gains, if any, that it distributes to shareholders with respect to each taxable year within the time limits specified in the Code.

        A non-deductible excise tax is imposed on regulated investment companies that do not distribute in each calendar year an amount equal to 98% of their ordinary income for the year plus 98% of their capital gain net income for the 1-year period ending on October 31 of such calendar year. The balance of such income must be distributed during the following calendar year. If distributions during a calendar year are less than the required amount, the fund is subject to a non-deductible excise tax equal to 4% of the deficiency.

        Certain investment and hedging activities of the Fund, including transactions in options, futures contracts, hedging transactions, forward contracts, straddles, foreign currencies, and foreign securities, are subject to special tax rules. In a given case, these rules may accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert short-term capital losses into long-term capital losses, or otherwise affect the character of the fund's income. These rules could therefore affect the amount, timing and character of distributions to shareholders. The Fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interest of the Fund and its securities.

        The Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of taxable dividends paid to any shareholder who has failed to provide (or provided an incorrect) tax identification number, or is subject to withholding pursuant to a notice from the Internal Revenue Service for failure to properly include on his or her income tax return payments of interest or dividends. This "backup withholding" is not an additional tax, and any amounts withheld may be credited against the shareholder's ultimate U.S. tax liability.

        Information set forth in the Prospectus and this Statement of Additional Information that relates to federal taxation is only a summary of certain key federal tax considerations generally affecting purchasers of shares of the Fund. No attempt has been made to present a complete explanation of the federal tax treatment of the Fund or its shareholders, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential purchasers of shares of the Fund of these Portfolios are urged to consult their tax advisers with specific reference to their own tax circumstances. In addition, the tax discussion in the Prospectus and this Statement of Additional Information is based on tax law in effect on the date of the Prospectus and this Statement of Additional Information;

such laws and regulations may be changed by legislative, judicial or administrative action, sometimes with retroactive effect.


                      MANAGEMENT OF THE VICTORY PORTFOLIOS



Board of Trustees



        Overall responsibility for management of the Victory Portfolios rests with the Trustees, who are elected by the shareholders of the Victory Portfolios. The Victory Portfolios are managed by the Trustees in accordance with the laws of the State of Delaware governing business trusts. There are currently seven Trustees, six of whom are not "interested persons" of the Victory Portfolios within the meaning of that term under the 1940 Act. The Trustees, in turn, elect the officers of the Victory Portfolios to supervise actively its day-to-day operations.



        The Trustees of the Victory Portfolios, their addresses, ages and their principal occupations during the past five years are as follows:



                                       Position(s) Held                    Principal Occupation
                                       With the Victory                    During Past 5 Years
Name, Address and Age                  Portfolios                          AND OTHER AFFILIATES
---------------------                  ----------------                    --------------------
Leigh A. Wilson*, 51                   Trustee and                         From 1989 to present, Chairman and
Glenleigh International Ltd.           President                           Chief Executive Officer, Glenleigh
53 Sylvan Road North                                                       International Limited; previously
Westport, CT  06880                                                        Chief Executive Officer, Paribas
                                                                           North America and Paribas
                                                                           Corporation; Trustee, The Victory
                                                                           Funds and  Spears, Benzak, Salomon
                                                                           and Farrell Funds.

Robert G. Brown, 72                    Trustee                             Retired; from October 1983 to
5460 N. Ocean Drive                                                        November 1990, President,
Singer Island, Riveria Beach                                               Cleveland Advanced Manufacturing
FL  33404                                                                  Program (non-profit corporation
                                                                           engaged in regional economic
                                                                           development).

Edward P. Campbell, 46                 Trustee                             From March, 1994 to present,
Nordson Corporation                                                        Executive Vice President and Chief
28601 Clemens Road                                                         Operating Officer of Nordson
Westlake, OH  44145                                                        Corporation (manufacturer of
                                                                           application equipment); from May,
                                                                           1988 to March 1994, Vice President
                                                                           of Nordson Corporation; from 1987
                                                                           to December 1994, member of the
                                                                           Supervisory Committee of Society's
                                                                           Collective Investment Retirement
                                                                           Fund; from May 1991 to August
                                                                           1994, Trustee, Financial Reserves
                                                                           Fund and from May 1993 to August
                                                                           1994, Trustee, Ohio Municipal
                                                                           Money Market Fund; Trustee, The
                                                                           Victory Funds and SBSF Funds.

---------------



* Mr. Wilson is deemed to be an "interested person" of the Victory Portfolios under the 1940 Act solely by reason of his position as President.

                                       Position(s) Held                    Principal Occupation
                                       With the Victory                    During Past 5 Years
Name, Address and Age                  Funds                               AND OTHER AFFILIATES
---------------------                  ------------------------            --------------------
Dr. Harry Gazelle, 68                  Trustee                             Retired radiologist, Drs. Hill and
17822 Lake Road                                                            Thomas Corp. Trustee, The Victory
Lakewood, Ohio  44107                                                      Funds.

Dr. Thomas F. Morrissey, 62            Trustee                             1995 Visiting Scholar, Bond
Weatherhead School of                                                      University, Queensland, Australia;
     Management                                                            Professor, Weatherhead School of
Case Western Reserve                                                       Management, Case Western Reserve
     University                                                            University; from 1989 to 1995,
10900 Euclid Avenue                                                        Associate Dean of Weatherhead
Cleveland, OH  44106-7235                                                  School of Management and
                                                                           Professor, Case Western Reserve
                                                                           University; from 1987 to December
                                                                           1994, Member of the Supervisory
                                                                           Committee of Society's Collective
                                                                           Investment Retirement Fund; from
                                                                           May 1991 to August 1994, Trustee,
                                                                           Financial Reserves Fund and from
                                                                           May 1993 to August 1994, Trustee,
                                                                           Ohio Municipal Money Market Fund;
                                                                           Trustee, The Victory Funds.

Stanley I. Landgraf, 70                Trustee                             Retired; currently, Trustee,
41 Traditional Lane                                                        Rensselaer Polytechnic Institute;
Albany, NY  12211                                                          Director, Elenel Corporation and
                                                                           Mechanical Technology, Inc.;
                                                                           Member, Board of Overseers, School
                                                                           of Management, Rensselaer
                                                                           Polytechnic Institute; Member, The
                                                                           Fifty Group (a Capital Region
                                                                           business organization); Trustee,
                                                                           The Victory Funds.


H. Patrick Swygert, 52                 Trustee                             President, Howard University;
Howard University                                                          formerly President, State
2400 6th Street, N.W.                                                      University of New York at Albany;
Suite 320                                                                  formerly, Executive Vice
Washington, D.C. 20059                                                     President, Temple University;
                                                                           Trustee, The Victory Funds.



        The Board presently has an Investment Policy Committee and a Business, Legal, and Audit Committee. The members of the Investment Policy Committee are Landgraf (Chairman), Morrissey and Brown, who will serve until May 1996. The function of the Investment Policy Committee is to review the existing investment policies of the Victory Portfolios, including the levels of risk and types of funds available to shareholders, and make recommendations to the Board of Trustees regarding the revision of such policies or, if necessary, the submission of such revisions to the Victory Portfolios' shareholders for their consideration. The members of the Business, Legal and Audit Committee are Messrs. Swygert (Chairman), Campbell and Gazelle who will serve until May 1996.

The function of the Business, Legal and Audit Committee is to recommend independent auditors and monitor accounting and financial matters; to nominate persons to serve as disinterested Trustees and Trustees to serve on committees of the Board; and to review compliance and contract matters.



        The Investment Policy Committee met four times during the 12 months ended October 31, 1995. The Business, Legal and Audit Committee was constituted on May 24, 1995 (and has met twice since then) and replaced the Audit Committee, the Legal Committee and the Nominating Committee, which met three times, one time and one time, respectively, during the 12 month period ended October 31, 1995.



REMUNERATION OF TRUSTEES AND CERTAIN EXECUTIVE OFFICERS



        Effective June 1, 1995, each Trustee (other than Leigh A. Wilson) receives an annual fee of $27,000 for serving as Trustee of all the funds of the Victory Portfolios, and an additional per meeting fee ($2,400 in person and $1,200 per telephonic meeting).



        Effective June 1, 1995, Leigh A. Wilson receives an annual fee of $33,000 for serving as President and Trustee for all of the funds of the Victory Portfolios, and an additional per meeting fee ($3,000 in person and $1,500 per telephonic meeting).



        The following tables indicate the compensation received by each Trustee from the Fund and from the Victory "Fund Complex"* for the 12 month period ended on October 31, 1995. For certain Trustees, the amounts from the Fund include amounts paid by the Predecessor Fund, a portfolio of The Victory Funds which was recognized as the Fund as of June 5, 1995.

                                         Pension or                                         Total
                                     Retirement Benefits        Estimated Annual          Compensa-       Total Compensation
                                         Accrued as                 Benefits              tion from          from Victory
                                      Portfolio Expenses          Upon Retirement           Fund            "Fund Complex"*
                                     -------------------        -----------------         ---------       ------------------
Leigh A. Wilson, Trustee  . . .              -0-                       -0-                $759.38            $46,716.97

Robert G. Brown, Trustee  . . .              -0-                       -0-                 797.69             39,815.98

Edward P. Campbell, Trustee . .              -0-                       -0-                 689.90             33,799.68

Harry Gazelle, Trustee  . . . .              -0-                       -0-                 661.40             35,916.98

John W. Kemper, Trustee#  . . .              -0-                       -0-                 356.16             22,567.31

Stanley I. Landgraf, Trustee  .              -0-                       -0-                 689.90             34,615.98

Thomas F. Morrissey, Trustee  .              -0-                       -0-                 689.90             40,366.98

H. Patrick Swygert, Trustee . .              -0-                       -0-                 689.90             37,116.98

John D. Buckingham, Trustee#  .              -0-                       -0-                  356.6             18,841.89

John R. Young, Trustee# . . . .              -0-                       -0-                 379.85             21,963.81



#      Resigned



---------------



* For certain Trustees, these amounts include compensation received from The Victory Funds (which were reorganized into the Victory Portfolios as of June 5, 1995), the SBSF Funds (the investment adviser of which was acquired by KeyCorp effective April, 1995) and Society's Collective Investment Retirement Funds, which were reorganized into the Victory Balanced Fund and Victory Government Mortgage Fund as of December 19, 1994. There are presently 24 mutual funds from which the above-named Trustees are compensated in the Victory "Fund Complex," but not all of the above-named Trustees serve on the boards of each fund in the "Fund Complex."

Officers



         The officers of the Victory Portfolios, their addresses, ages and principal occupations during the past five years are as follows:



                                                                          Principal occupation
                                     Position with the                    during past 5 years
  Name                               Victory Portfolios                   AND OTHER AFFILIATES
  ----                               ------------------                   --------------------
Leigh A. Wilson, 51                  President and Trustee                From 1989 to  present, Chairman and
Glenleigh International Ltd.                                              Chief Executive Officer, Glenleigh
53 Sylvan Road North                                                      International Limited; from 1984-
Westport, CT 06880                                                        1989, Chief Executive Officer,
                                                                          Paribas North America and Paribas
                                                                          Corporation; Trustee to The Victory
                                                                          Funds and SBSF Funds.

William B. Blundin, 57               Vice President                       Senior Vice President of BISYS Fund
BISYS Fund Services                                                       Services; officer of other
125 West 55th Street                                                      investment companies administered
New York, New York 10019                                                  by BISYS Fund Services; President
                                                                          and Chief Executive Officer of
                                                                          Vista Broker-Dealer Services, Inc.,
                                                                          Emerald Asset Management, Inc. and
                                                                          BNY Hamilton Distributors, Inc.,
                                                                          registered broker/dealers.

J. David Huber, 49                   Vice President                       Executive Vice President, BISYS
BISYS Fund Services                                                       Fund Services.
3435 Stelzer Road
Columbus, OH 43219-3035

Scott A. Englehart, 33               Secretary                            From October 1990 to present,
BISYS Fund Services                                                       employee of BISYS Fund Services,
3435 Stelzer Road                                                         Inc.; from 1985 to October 1990,
Columbus, OH 43219-3035                                                   Manager of Banking Center, Fifth
                                                                          Third Bank.

George O. Martinez, 36               Assistant Secretary                  From March 1995 to present, Senior
BISYS Fund Services                                                       Vice President and Director of
3435 Stelzer Road                                                         Legal and Compliance Services,
Columbus, OH 43219-3035                                                   BISYS Fund Services; from June
                                                                          1989-March 1995, Vice President and
                                                                          Associate General Counsel, Alliance
                                                                          Capital Management.

Martin R. Dean, 32                   Treasurer                            From May 1994 to present, employee
BISYS Fund Services                                                       of BISYS Fund Services; from
3435 Stelzer Road                                                         January 1987 - April 1994, Senior
Columbus, OH 43219-3035                                                   Manager, KPMG Peat Marwick.

Adrian J. Waters, 33                 Assistant Treasurer                  From May 1993 to present, employee
BISYS Fund Services (Ireland)                                             of BISYS Fund Services; from 1989-
Limited                                                                   May 1993, Manager, Price
ITI House                                                                 Waterhouse.
12 Earlsfort Terrace
Dublin 2, Ireland



         The mailing address of each of the officers of the Victory Portfolios is 3435 Stelzer Road, Columbus, Ohio 43219-3035.



         The officers of the Victory Portfolios (other than Leigh Wilson) receive no compensation directly from the Victory Portfolios for performing the duties of their offices. Concord Holding Corporation receives fees from the Victory Portfolios for acting as Administrator.



         As of January 6, 1996, the Trustees and officers as a group owned beneficially less than 1% of the Fund.



Investment Adviser and Sub-Adviser



         Key Advisers was organized as an Ohio corporation on July 27, 1995 and is registered as an investment adviser under the Investment Advisers Act of 1940. It is a wholly-owned subsidiary of KeyCorp Asset Management Holdings, Inc., which is a wholly-owned subsidiary of Society National Bank, a wholly-owned subsidiary of KeyCorp. Affiliates of Key Advisers manage approximately $37 billion for numerous clients including large corporate and public retirement plans, Taft-Hartley plans, foundations and endowments, high net worth individuals and mutual funds.



         KeyCorp, a financial services holding company, is headquartered at 127 Public Square, Cleveland, Ohio 44114. As of September 30, 1995, KeyCorp had an asset base of $68 billion, with banking offices in 26 states from Maine to Alaska, and trust and investment offices in 16 states. KeyCorp is the resulting entity of the merger in 1994 of Society Corporation, the bank holding company of which Society National Bank was a wholly-owned subsidiary, and KeyCorp, the former bank holding company, which merger was consummated during the first quarter of 1994. KeyCorp's major business activities include providing traditional banking and associated financial services to consumer, business and commercial markets. Its non-bank subsidiaries include investment advisory, securities brokerage, insurance, bank credit card processing, and mortgage leasing companies. Society National Bank is the lead affiliate bank of KeyCorp.



         The following table lists the advisory fees for each mutual fund that is advised by Key Advisers.



         .25 OF 1% OF AVERAGE DAILY NET ASSETS
                 Victory Institutional Money Market Fund*



         .35 OF 1% OF AVERAGE DAILY NET ASSETS
                 Victory Prime Obligations Fund*
                 Victory U.S. Government Obligations Fund*
                 Victory Tax-Free Money Market Fund*



         .50 OF 1% OF AVERAGE DAILY NET ASSETS
                 Victory Ohio Municipal Money Market Fund*
                 Victory Limited Term Income Fund*
                 Victory Government Mortgage Fund*
                 Victory Financial Reserves Fund*
                 Victory Fund for Income #

         .55 OF 1% OF AVERAGE DAILY NET ASSETS
                 Victory National Municipal Bond Fund*
                 Victory Government Bond Fund*
                 Victory New York Tax-Free Fund*



         .60 OF 1% OF AVERAGE DAILY NET ASSETS
                 Victory Ohio Municipal  Bond Fund*
                 Victory Stock Index Fund*



         .65 OF 1% OF AVERAGE DAILY NET ASSETS
                 Victory Diversified Stock Fund*



         .75 OF 1% OF AVERAGE DAILY NET ASSETS
                 Victory Intermediate Income Fund*
                 Victory Investment Quality Bond Fund*
                 Victory  Ohio Regional Stock Fund*




         1% OF AVERAGE DAILY NET ASSETS
                 Victory  Balanced Fund*
                 Victory Value Fund*
                 Victory Growth Fund*
                 Victory Special Value Fund*
                 Victory Special Growth Fund+



         1.10% OF AVERAGE DAILY ASSETS
                 Victory International Growth Fund*




         # First Albany Asset Management Corporation serves as sub-adviser to the Victory Fund for Income, for which it receives .20% of average daily net assets.



         + T. Rowe Price Associates, Inc. serves as sub-adviser to the Victory Special Growth Fund, for which it receives .25% of average daily net assets up to $100 million and .20% of average daily net assets in excess of $100 million.



         * Society Asset Management, Inc. (the Sub-Adviser) serves as sub-adviser to each of these funds. For its services under the investment sub-advisory agreement, Key Advisers pays the Sub-Adviser sub-advisory fees at rates (based on an annual percentage of average daily net assets) which vary according to the table set forth below:




For the Victory Balanced Fund, Diversified Stock Fund, Growth Fund, Stock Index Fund and Value Fund:



                                       Rate of
     Net Assets                   Sub-Advisory Fee*
     ----------                   -----------------
Up to $10,000,000                      0.65%
Next $15,000,000                       0.50%
Next $25,000,000                       0.40%
Above $50,000,000                      0.35%




For the Victory International Growth Fund, Ohio Regional Stock Fund and Special Value Fund:



                                       Rate of
     Net Assets                   Sub-Advisory Fee*
     ----------                   -----------------
Up to $10,000,000                      0.90%
Next $15,000,000                       0.70%
Next $25,000,000                       0.55%
Above $50,000,000                      0.45%

For the Victory Intermediate Income Fund, Investment Quality Bond Fund, Limited Term Income Fund, Ohio Municipal Bond Fund, Government Bond Fund, Government Mortgage Fund, National Municipal Bond Fund and New York Tax-Free Fund:



                                       Rate of
     Net Assets                   Sub-Advisory Fee*
     ----------                   -----------------
Up to $10,000,000                      0.40%
Next $15,000,000                       0.30%
Next $25,000,000                       0.25%
Above $50,000,000                      0.20%




For the Victory Prime Obligations Fund, Tax-Free Money Market Fund, U.S. Government Obligations Fund, Financial Reserves Fund, Institutional Money Market Fund and Ohio Municipal Money Market Fund:



                                       Rate of
     Net Assets                   Sub-Advisory Fee*
     ----------                   -----------------
Up to $10,000,000                      0.25%
Next $15,000,000                       0.20%
Next $25,000,000                       0.15%
Above $50,000,000                      0.125%



---------------



* As a percentage of average daily net assets. The Sub-Adviser has the right to voluntarily waive any portion of the sub- advisory fee from time to time.



                          ADVISORY AND OTHER CONTRACTS



         Unless sooner terminated, the Investment Advisory Agreement between Key Advisers and the Funds provides that it will continue in effect as to a particular Fund for an initial two-year term and for consecutive one-year terms thereafter, provided that such continuance is approved at least annually by the Victory Portfolios' Trustees or by vote of a majority of the outstanding shares of such Fund (as defined under "GENERAL INFORMATION - Miscellaneous" in the Prospectuses), and, in either case, by a majority of the Trustees who are not parties to the Investment Advisory Agreement or interested persons (as defined in the 1940 Act) of any party to the Investment Advisory Agreement, by votes cast in person at a meeting called for such purpose.



         The Investment Advisory Agreement is terminable as to a particular Fund at any time on 60 days' written notice without penalty by the Trustees, by vote of a majority of the outstanding shares of that Fund, or by Key Advisers. The Investment Advisory Agreement also terminates automatically in the event of any assignment, as defined in the 1940 Act.



         The Investment Advisory Agreement provides that Key Advisers shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Victory Portfolios in connection with the performance of services pursuant to the Investment Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of Key Advisers in the performance of its duties, or from reckless disregard by it of either duties and obligations thereunder.



         Under the Investment Advisory Agreement, Key Advisers has agreed to provide the investment advisory services described in the Prospectus. For the services provided and expenses assumed pursuant to the Investment Advisory Agreement, the Fund pays Key Advisers a fee, computed daily and paid monthly, at the annual rate of sixty one-hundredths of one percent (.60%) of the average daily net assets of the Fund.



         Prior to January, 1993, Society National Bank served as investment adviser to the Fund. From January 1, 1993 until December 31, 1995, Society Asset Management, Inc. served as investment adviser to the Fund. For the fiscal years ended October 31, 1994 and October 31, 1995, the Fund paid investment advisory fees of $_______ and $286,360, respectively, after fee reductions of $_______ and $100,857, respectively.

         Under the Investment Advisory Agreement, Key Advisers may delegate a portion of its responsibilities to a sub-adviser. In addition, the Investment Advisory Agreement provides that Key Advisers may render services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser of the Fund and are under the common control of KeyCorp as long as all such persons are functioning as part of an organized group of persons, managed by authorized officers of Key Advisers.



         Key Advisers has entered into an investment sub-advisory agreement with its affiliate, Society Asset Management, Inc. on behalf of the Fund. The Sub-Adviser is a wholly-owned subsidiary of KeyCorp Asset Management Holdings, Inc. With respect to the day to day management of the Fund, under the sub-advisory agreement, the Sub-Adviser makes decisions concerning, and places all orders for, purchases and sales of securities and helps maintain the records relating to such purchases and sales. The Sub-Adviser may, in its discretion, provide such services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser to the Company under applicable laws and are under the common control of KeyCorp; provided that (i) all persons, when providing services under the sub-advisory agreement, are functioning as part of an organized group of persons, and (ii) such organized group of persons is managed at all times by authorized officers of the Sub-Adviser. This arrangement will not result in the payment of additional fees by the Fund.


Glass-Steagall Act

         In 1971 the United States Supreme Court held in Investment Company Institute v. Camp that the federal statute commonly referred to as the Glass-Steagall Act prohibits a national bank from operating a fund for the collective investment of managing agency accounts. Subsequently, the Board of Governors of the Federal Reserve System (the "Board") issued a regulation and interpretation to the effect that the Glass-Steagall Act and such decision:
(a) forbid a bank holding company registered under the Federal Bank Holding Company Act of 1956 (the "Holding Company Act") or any non-bank affiliate thereof from sponsoring, organizing, or controlling a registered, open-end investment company continuously engaged in the issuance of its shares, but (b) do not prohibit such a holding company or affiliate from acting as investment adviser, transfer agent, and custodian to such an investment company. In 1981 the United States Supreme Court held in Board of Governors of the Federal Reserve System v. Investment Company Institute that the Board did not exceed its authority under the Holding Company Act when it adopted its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisers to registered closed-end investment companies.
In the Board of Governors case, the Supreme Court also stated that if a national bank complied with the restrictions imposed by the Board in its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisers to investment companies, a national bank performing investment advisory services for an investment company would not violate the Glass-Steagall Act.


         Key Advisers and the Sub-Adviser believe that they may perform the services for the Victory Portfolios contemplated by the Prospectus, this Statement of Additional Information, and the Investment Advisory Agreement (and Sub-Advisory Agreement) with the Victory Portfolios without violation of applicable statutes and regulations and has so represented in its Investment Advisory Agreement (and Sub-Advisory Agreement) with the Victory Portfolios. Key Trust Company of Ohio, N.A. believes that it may perform the services for the Victory Portfolios contemplated by the Prospectus, this Statement of Additional Information, and the Shareholder Servicing Agreement with the Victory Portfolios (as described below) without violation of applicable statutes and regulations and has so represented in such Shareholder Servicing Agreement. Future changes in either federal or state statutes and regulations relating to the permissible activities of banks or bank holding companies and the subsidiaries or affiliates of those entities, as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations, could prevent or restrict Key Trust Company of Ohio, N.A., Key Advisers or the Sub-Adviser from continuing to perform such services for the Victory Portfolios. Depending upon the nature of any changes in the services which could be provided by Key Trust Company of Ohio, N.A., Key Advisers or the Sub-Adviser, the Trustees of the Victory Portfolios would review the Victory Portfolios' relationship with Key Trust

Company of Ohio, N.A., Key Advisers or the Sub-Adviser and consider taking all action necessary in the circumstances.



         Should future legislative, judicial, or administrative action prohibit or restrict the proposed activities of Key Trust Company of Ohio, N.A., Key Advisers or the Sub-Adviser and its affiliated and correspondent banks and other non-bank affiliates in connection with customer purchases of shares of the Victory Portfolios, the banks and such non-bank affiliates might be required to alter materially or discontinue the services offered by them to customers. It is not anticipated, however, that any change in the Victory Portfolios' method of operations would affect its net asset value per share or result in financial losses to any customer.



         From time to time, advertisements, supplemental sales literature and information furnished to present or prospective shareholders of the Fund may include descriptions of Key Trust Company of Ohio, N.A., Key Advisers and the Sub-Adviser including, but not limited to, (i) descriptions of the operations of Key Trust Company of Ohio, N.A., Key Advisers and the Sub-Adviser; (ii) descriptions of certain personnel and their functions; and (iii) statistics and rankings related to the operations of Key Trust Company of Ohio, N.A., Key Advisers and the Sub-Adviser.



Portfolio Transactions



         Pursuant to the Investment Advisory (Sub-Advisory), Agreement, Key Advisers determines, subject to the general supervision of the Trustees of the Victory Portfolios, and in accordance with each Fund's investment objective and restrictions, which securities are to be purchased and sold by the Fund, and which brokers are to be eligible to execute its portfolio transactions. Purchases from underwriters and/or broker-dealers of portfolio securities include a commission or concession paid by the issuer to the underwriter and/or broker-dealer and purchases from dealers serving as market makers may include the spread between the bid and asked price. While Key Advisers and the Sub-Adviser generally seek competitive prices (inclusive of any spread or commission), the Fund may not necessarily pay the lowest prices available on each transaction, for reasons discussed below.



         Allocation of transactions to dealers is determined by Key Advisers or the Sub-Adviser in their best judgment and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. Subject to this consideration, dealers who provide supplemental investment research to Key Advisers or the Sub-Adviser may receive orders for transactions by the Victory Portfolios. Information so received is in addition to and not in lieu of services required to be performed by Key Advisers or the Sub-Adviser and does not reduce the advisory fees payable to Key Advisers by the Victory Portfolios. Such information may be useful to Key Advisers or the Sub-Adviser in serving both the Victory Portfolios and other clients and, conversely, such supplemental research information obtained by the placement of orders on behalf of other clients may be useful to Key Advisers or the Sub-Adviser in carrying out its obligations to the Victory Portfolios. In the future, the Trustees may also authorize the allocation of brokerage to affiliated broker-dealers on an agency basis to effect portfolio transactions. In such event, the Trustees will adopt procedures incorporating the standards of Rule 17e-1 under the 1940 Act, which requires that the commission paid to affiliated broker-dealers be "reasonable and fair compared to the commission, fee or other remuneration received, or to be received, by other brokers in connection with comparable transactions involving similar securities during a comparable period of time." At times, the Fund may also purchase portfolio securities directly from dealers acting as principals, underwriters or market makers. As these transactions are usually conducted on a net basis, no brokerage commissions are paid by the Fund.



         The Victory Portfolios will not execute portfolio transactions through, acquire portfolio securities issued by, make savings deposits in, or enter into repurchase or reverse repurchase agreements with Key Advisers, the Sub-Adviser, Key Trust Company of Ohio, N.A. or its affiliates, Concord Holding Corporation, Victory Broker-Dealer Services, Inc. or their affiliates, and will not give preference to Key Trust Company of Ohio, N.A.'s correspondent banks or affiliates, or Concord Holding Corporation or Victory Broker-Dealer Services, Inc. with respect to such transactions, securities, savings deposits, repurchase agreements, and reverse repurchase agreements.

         Investment decisions for the Fund are made independently from those made for the other funds or any other investment company or account managed by Key Advisers (or Society). Any such other investment company or account may also invest in the same securities as a particular fund. When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and another fund, investment company or account, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which Key Advisers (or Society) believes to be equitable to the Fund and such other fund, investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained by the Fund. To the extent permitted by law, Key Advisers (or Society) may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for the other funds or for other investment companies or accounts in order to obtain best execution. As provided by the Investment Advisory (and Sub-Advisory) Agreement, in making investment recommendations for the Victory Portfolios, Key Advisers (or Society) will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by a Fund is a customer of Society, its parents or subsidiaries or affiliates and, in dealing with their commercial customers, Key Advisers (Society), its parents, subsidiaries, and affiliates will not inquire or take into consideration whether securities of such customers are held by the Victory Portfolios.



         In the fiscal years ended October 31, 1995 and October 31, 1994, the Fund paid $_______ and $12,176, respectively, in brokerage commissions.



Administrator



         Currently, Concord Holding Corporation ("CHC") serves as general manager and administrator (the "Administrator") to the Fund. The Administrator assists in supervising all operations of each fund (other than those performed by Key Advisers or the Sub-Adviser under the Investment Advisory
(Sub-Advisory) Agreement). Prior to CHC becoming administrator to the Fund, The Winsbury Company ("Winsbury") served as administrator.



         CHC receives a fee from each fund for its services as Administrator and expenses assumed pursuant to the Administration Agreements, calculated daily and paid monthly, at the annual rate of fifteen one hundredths of one percent (.15%) of each fund's average daily net assets. CHC may periodically waive all or a portion of its fee with respect to any fund in order to increase the net income of one or more funds of the Victory Portfolios available for distribution as dividends.



         Unless sooner terminated, the Administration Agreement will continue in effect as to the Fund for a period of two years, and for consecutive one-year terms thereafter, provided that such continuance is ratified at least annually by the Victory Portfolios' Trustees or by vote of a majority of the outstanding shares of that Fund, and in either case by a majority of the Trustees who are not parties to the Administration Agreement or interested persons (as defined in the 1940 Act) of any party to the Administration Agreement, by votes cast in person at a meeting called for such purpose.



         The Administration Agreement provides that CHC shall not be liable for any error of judgment or mistake of law or any loss suffered by the Victory Portfolios in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith, or gross negligence in the performance of its duties, or from the reckless disregard by it of its obligations and duties thereunder.



         Under the Administration Agreement, CHC assists in the Fund's administration and operation, including providing statistical and research data, clerical services, internal compliance and various other administrative services, including among other responsibilities, forwarding certain purchase and redemption requests to the Transfer Agent, participation in the updating of the prospectus, coordinating the preparation, filing, printing and dissemination of reports to shareholders, coordinating the preparation of income tax returns, arranging for the maintenance of books and records and providing the office facilities necessary to carry out the duties thereunder. Under the Administration Agreement, CHC may delegate all or any part of its responsibilities thereunder.

         CHC receives an annual fee of .15% of the Fund's average net assets, paid monthly, for services performed under the Fund's Administration Agreement. CHC may, from time to time, agree to reimburse the Fund for expenses above a specified percentage of average net assets.



         Victory Broker-Dealer Services, Inc. sells shares of the Fund as agent on behalf of the Victory Portfolios at no cost to the Fund. Key Advisers and the Sub-Adviser neither participate in nor are they responsible for the underwriting of Victory Portfolios shares.



         In the fiscal years ended October 31, 1995 and October 31, 1994, the Fund paid aggregate administration fees of $__ and $0, respectively, after fee reductions of $___ and $96,804, respectively.



Business Management Agreement



         In connection with its obligations under the Investment Sub-Advisory Agreement, the Sub-Adviser has entered into a Business Management Agreement with Key Advisers, pursuant to which Key Advisers provides certain administrative and support services to the Sub-Adviser. Such services include preparing reports to the Victory Portfolios' Board of Trustees, recordkeeping services, and services rendered in connection with the preparation of regulatory filings and other reports, and regulatory and other administrative and compliance systems and support services.



         For such services to the Fund, the Sub-Adviser pays fees to Key Advisers which vary according to a sliding scale containing "breakpoints" at which decreases in the business management fees correspond to increases in the average daily net asset values of the Fund as follows:



                                      Rate of
     Net Assets                   Sub-Advisory Fee*
     ----------                   -----------------
Up to $10,000,000                      0.30%
Next $15,000,000                       0.15%
Next $25,000,000                       0.05%
Above $50,000,000                      0.00%



--------------



*        As a percentage of average daily net assets.




Shareholder Servicing Plan



         The Victory Portfolios, on behalf of the Fund, has adopted a Shareholder Servicing Plan to provide payments to shareholder servicing agents (including affiliates of the Adviser) (each a "Shareholder Servicing Agent") that provide administrative support services to customers who may from time to time beneficially own shares, which services include: (i) aggregating and processing purchase and redemption requests for shares from customers and promptly transmitting net purchase and redemption orders to our distributor or transfer agent; (ii) providing customers with a service that invests the assets of their accounts in shares pursuant to specific or pre-authorized instructions; (iii) processing dividend and distribution payments on behalf of customers; (iv) providing information periodically to customers showing their positions in shares; (v) arranging for bank wires; (vi) responding to customer inquiries; (vii) providing subaccounting with respect to shares beneficially owned by customers or providing the information to the Victory Portfolios necessary for subaccounting; (viii) if required by law, forwarding shareholder communications from us (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to customers; (ix) forwarding to customers proxy statements and proxies containing any proposals regarding this Plan; and (x) providing such other similar services as we may reasonably request to the extent you are permitted to do so under applicable statutes, rules or regulations. For expenses incurred and services provided pursuant to the Shareholder Servicing Agreement, the Fund pays each Shareholder Servicing Agent a fee computed daily and paid monthly, in amounts aggregating not more than twenty-five one-hundredths of one percent (.25%) of the average daily net assets of the Fund per year. A Shareholder Servicing Agent may periodically waive all or a portion of its respective shareholder servicing fees with respect to the Fund to increase the net income of the Fund available for distribution as dividends.



Expenses



         The Fund bears the following expenses relating to its operations: taxes, interest, brokerage fees and commissions, fees of the Trustees of the Victory Portfolios, Commission fees, state securities qualification fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to current shareholders, outside auditing and legal expenses, advisory and administration fees, fees and out-of-pocket expenses of the custodian and transfer agent, certain insurance premiums, costs of maintenance of the Fund's existence, costs of shareholders' reports and meetings, and any extraordinary expenses incurred in the Fund's operation.



         If total expenses borne by the Fund in any fiscal year exceeds expense limitations imposed by applicable state securities regulations, Key Advisers, the Sub-Adviser or the Administrator will waive their fees to the extent such excess expenses exceed such expense limitation in proportion to their respective fees. As of the date of this Statement of Additional Information, the most restrictive expense limitation applicable to the Fund limits its aggregate annual expenses, including management and advisory fees but excluding interest, taxes, brokerage commissions, and certain other expenses, to 2.5% of the first $30 million of its average net assets, 2.0% of the next $70 million of its average net assets, and 1.5% of its remaining average net assets. Any expenses to be borne by Key Advisers, the Sub-Adviser or the Administrator will be estimated daily and reconciled and paid on a monthly basis. Fees imposed upon customer accounts by Key Advisers, the Sub-Adviser, Key Trust Company of Ohio, N.A. or its correspondents, affiliated banks and other non-bank affiliates for cash management services are not fund expenses for purposes of any such expense limitation.



Distributor



         Victory Broker-Dealer Services, Inc. (the "Distributor") serves as distributor for the continuous offering of the shares of each fund of the Victory Portfolios pursuant to a Distribution Agreement. Prior to Victory Broker-Dealer Services, Inc. becoming the Distributor, Winsbury Fund Distributors ("Winsbury") served as distributor of the Fund. Unless otherwise terminated, the Distribution Agreement will remain in effect for two years, and thereafter for consecutive one-year terms, provided that it is approved at least annually (i) by the Victory Portfolios' Trustees or by the vote of a majority of the outstanding shares of the Victory Portfolios, and (ii) by the vote of a majority of the Trustees of the Victory Portfolios who are not parties to the Distribution Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate in the event of its assignment, as defined in the 1940 Act. For the Victory Portfolio's fiscal years ended October 31, 1994, and October 31, 1995, Winsbury received $______ and $______, respectively, in underwriting commissions, and retained $0 and $15, respectively. For the fiscal year ended October 31, 1995, the Distributor received $________ in underwriting commissions and retained $________.



Fund Accountant



         BISYS Fund Services Ohio, Inc. serves as fund accountant for the Fund pursuant to a fund accounting agreement with the Victory Portfolios dated June 5, 1995 (the "Fund Accounting Agreement"). As fund accountant for the Victory Portfolios, BISYS Fund Services Ohio, Inc. calculates the Fund's Portfolios' net asset value, the dividend and capital gain distributions, if any, and the yield. BISYS Fund Services Ohio, Inc. also provides a current security position report, a summary report of transactions and pending maturities, a current cash position report, and maintains the general ledger accounting records for the Fund. Under the Fund Accounting Agreement with the Victory Portfolios, BISYS Fund Services Ohio, Inc. is entitled to receive annual fees of .03% of the first $100 million of the Fund's daily average net assets, .02% of the next $100 million of the Fund's daily average net assets, and .01% of the Fund's remaining daily average net assets. These annual fees are subject to a minimum monthly assets charge of $2,917 per tax-free fund, and do not include out-of-pocket expenses or multiple class charges of $833 per month assessed for each class of shares after the first class.



         In the fiscal years ended October 31, 1994, and October 31, 1995, the Victory Portfolios paid The Winsbury Service Corporation fund accounting fees (after fee waivers) of $306,082.43 and $_______, respectively, for the Fund. For the fiscal years ended October 31, 1993, October 31, 1994 and October 31, 1995, the Fund paid fund accounting fees of $0, $15,844 and $_______, respectively.



Custodian



         Cash and securities owned by the Fund are held by Key Trust Company of Ohio, N.A. as custodian. Key Trust Company of Ohio, N.A. serves as custodian to the Fund pursuant to a Custodian Agreement dated May 24, 1995. Under this Agreement, Key Trust Company of Ohio, N.A. (i) maintains a separate account or accounts in the name of the Fund; (ii) makes receipts and disbursements of money on behalf of the Fund; (iii) collects and receives all income and other payments and distributions on account of portfolio securities; (iv) responds to correspondence from security brokers and others relating to its duties; and (v) makes periodic reports to the Victory Portfolios' Trustees concerning the Victory Portfolios' operations. Key Trust Company of Ohio, N.A. may, with the approval of the Victory Portfolios and the custodian's own expense, open and maintain a sub-custody account or accounts on behalf of the Fund, provided that Key Trust Company of Ohio, N.A. shall remain liable for the performance of all of its duties under its respective Custodian Agreement.



Transfer Agent



         Primary Funds Service Corporation ('PFSC") serves as transfer agent and dividend disbursing agent for the Fund, pursuant to a Transfer Agency and Shareholder Servicing Agreement. Under its agreement with the Victory Portfolios, PFSC has agreed (i) to issue and redeem shares of the Victory Portfolios; (ii) to address and mail all communications by the Victory Portfolios to its shareholders, including reports to shareholders, dividend and distribution notices, and proxy material for its meetings of shareholders;
(iii) to respond to correspondence or inquiries by shareholders and others relating to its duties; (iv) to maintain shareholder accounts and certain sub-accounts; and (v) to make periodic reports to the Victory Portfolios' Trustees concerning the Victory Portfolios' operations. For the services provided under the Transfer Agency and Shareholder Servicing Agreement, PFSC receives a maximum monthly fee of $1,250 from the Fund, and a maximum of $3.50 per account of the Fund.



Auditors



         The financial highlights appearing in the Prospectus for the Fund, other than unaudited information marked as such, has been derived from financial statements of the Fund incorporated by reference in this Statement of Additional Information which, for the two month period ended October 31, 1995 and fiscal year ended August 31, 1995, has been audited by Coopers & Lybrand L.L.P. as set forth in their report incorporated by reference herein, and are included in reliance upon such report and on the authority of such firm as experts in auditing and accounting. Information for the fiscal year ended August 31, 1994 has been audited by KPMG Peat Marwick L.L.P. independent accountants for the Predecessor Fund, as set forth in their report incorporated by reference herein, and are included in reliance upon such report and on the authority of such firm as experts in auditing and accounting. Information for all other periods has been audited by Ernst & Young, L.L.P., independent accountants to the predecessor to the Predecessor Fund. Coopers & Lybrand L.L.P. serves as the Victory Protfolios' auditors. Coopers & Lybrand L.L.P.'s address is 10 East Broad Street, Columbus, Ohio 43215.

Legal Counsel

         Kramer, Levin, Naftalis, Nessen, Kamin & Frankel, 919 Third Avenue, New York, New York 10022 is counsel to the Victory Portfolios.



                             ADDITIONAL INFORMATION



Description of Shares



          The Victory Portfolios (sometimes referred to as the "Trust") is a Delaware business trust. On February 29, 1996, the Victory Portfolios converted from a Massachusetts business trust to a Delaware business trust.
Its Delaware Trust Instrument was adopted on December 6, 1995 and a Certificate of Trust for the Trust was filed in Delaware on December __, 1995. The Victory Portfolios' Declaration of Trust, pursuant to which the Victory Portfolios was originally called the North Third Street Fund, was filed with the Secretary of State of the Commonwealth of Massachusetts on February 6, 1986. On September 22, 1986, an Amended and Restated Declaration of Trust was filed to change the name of the Trust to The Emblem Fund and to make certain other changes. A second amendment was filed October 23, 1986 providing for voting of shares in the aggregate except where voting of shares by series is otherwise required by law. An amendment to the Amended and Restated Declaration of Trust was filed on March 15, 1993 to change the name of the Trust to The Society Funds. An Amended and Restated Declaration of Trust was then filed on September 2, 1994 to change the name of the Trust to The Victory Portfolios. The Declaration of Trust, as amended, authorizes the Trustees to issue an unlimited number of shares, which are units of beneficial interest, without par value.



         The Victory Portfolios presently has twenty-eight series of shares, which represent interests in the U.S. Government Obligations Fund, the Prime Obligations Fund, the Tax-Free Money Market Fund, the Balanced Fund, the Stock Index Fund, the Value Fund, the Fund, the Growth Fund, the Special Value Fund, the Special Growth Fund, the Ohio Regional Stock Fund, the International Growth Fund, the Limited Term Income Fund, the Government Mortgage Fund, the Ohio Municipal Bond Fund, the Intermediate Income Fund, the Investment Quality Bond Fund, the Florida Tax-Free Bond Fund, the Municipal Bond Fund, the Convertible Securities Fund, the Short-Term U.S. Government Income Fund, the Government Bond Fund, the Fund for Income, the National Municipal Bond Fund, the New York Tax-Free Fund, the Institutional Money Market Fund, the Financial Reserves Fund and the Ohio Municipal Money Market Fund, respectively. The Victory Portfolios' Declaration of Trust authorizes the Trustees to divide or redivide any unissued shares of the Victory Portfolios into one or more additional series by setting or changing in any one or more respects their respective preferences, conversion or other rights, voting power, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption.


         Shares have no subscription or preemptive rights and only such conversion or exchange rights as the Trustees may grant in their discretion. When issued for payment as described in the Prospectus and this Statement of Additional Information, the Victory Portfolios' shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of the Victory Portfolios, shares of the Fund are entitled to receive the assets available for distribution belonging to the Fund, and a proportionate distribution, based upon the relative asset values of the respective funds of the Victory Portfolios, of any general assets not belonging to any particular fund which are available for distribution.

         As described in the Prospectus under the caption "ADDITIONAL INFORMATION -- Voting Rights," shares of the Victory Portfolios are entitled to one vote per share (with proportional voting for fractional shares) on such matters as shareholders are entitled to vote. On any matter submitted to a vote of the shareholders, all shares are voted separately by individual series (funds), and whenever the Trustees determine that the matter affects only certain series, may be submitted for a vote by only such series, except (i) when required by the 1940 Act, shares are voted in the aggregate and not by individual series; and (ii) when the Trustees have determined that the matter affects the interests of more than one series and that voting by shareholders of all series would be consistent with the 1940 Act, then the shareholders of all such series shall be entitled to vote thereon (either by individual series or by shares voted in the aggregate, as the Trustees in their discretion may determine). The Trustees may also determine that a matter affects only the interests of one or more classes of a series, in which case (or if required under the 1940 Act) such matter shall be voted on by such class or classes. There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees have been elected by the shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. In addition, Trustees may be removed from office by a vote of the holders of at least two-thirds of the outstanding shares of the Victory Portfolios. A meeting shall be held for such purpose upon the written request of the holders of not less than 10% of the outstanding shares. Upon written request by ten or more shareholders meeting the qualifications of Section 16(c) of the 1940 Act, (i.e., person who have been shareholders for at least six months, and who hold shares having an NAV of at least $25,000 or constituting 1% of the outstanding shares) stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Victory Portfolios will provide a list of shareholders or disseminate appropriate materials (at the expense of the requesting shareholders). Except as set forth above, the Trustees shall continue to hold office and may appoint their successors.

         Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Victory Portfolios shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each fund of the Victory Portfolios affected by the matter. For purposes of determining whether the approval of a majority of the outstanding shares of a fund will be required in connection with a matter, a fund will be deemed to be affected by a matter unless it is clear that the interests of each fund in the matter are identical, or that the matter does not affect any interest of the fund. Under Rule 18f-2, the approval of an investment advisory agreement or any change in investment policy would be effectively acted upon with respect to a fund only if approved by a majority of the outstanding shares of such fund. However, Rule 18f-2 also provides that the ratification of independent public accountants, the approval of principal underwriting contracts, and the election of Trustees may be effectively acted upon by shareholders of the Victory Portfolios voting without regard to series.


Shareholder and Trustee Liability



         The Delaware Business Trust Act provides that a shareholder of a Delaware business trust shall be entitled to the same limitation of personal liability extended to shareholders of Delaware corporations. The Delaware Trust Instrument also provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his or her being or having been a shareholder. The Delaware Trust Instrument also provides that the Victory Portfolios shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Victory Portfolios, and shall satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered to be extremely remote.



         The Delaware Trust Instrument states further that no Trustee, officer, or agent of the Victory Portfolios shall be personally liable in connection with the administration or preservation of the assets of the Funds or the conduct of the Victory Portfolios' business; nor shall any Trustee, officer, or agent be personally liable to any person for any action or failure to act except for his own bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties. The Declaration of Trust also provides that all persons having any claim against the Trustees or the Victory Portfolios shall look solely to the assets of the Victory Portfolios for payment.

Delaware Law



The Delaware Business Trust Act provides that a shareholder of a Delaware business trust shall be entitled to the same limitation of personal liability extended to stockholders of Delaware corporations. THE TRUST INSTRUMENT PROVIDES THAT SHAREHOLDERS WILL NOT BE PERSONALLY LIABLE FOR LIABILITIES OF THE VICTORY PORTFOLIOS. In light of Delaware law, the nature of the Victory Portfolios' business, and the nature of its assets, management of Victory Portfolios believe that the risk of personal liability to a Fund shareholder would be extremely remote.



In the unlikely event a shareholder is held personally liable for the Victory Portfolios' obligations, the Victory Portfolios is required to use its property to protect or compensate the shareholder. On request, the Victory Portfolios will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Victory Portfolios. Therefore, financial loss resulting from liability as a shareholder will occur only if the Victory Portfolios itself cannot meet its obligations to indemnify shareholders and pay judgments against them.



Delaware law authorizes electronic or telephonic communications between shareholders and the Victory Portfolios. Under Delaware law, the Successor Company has the flexibility to respond to future business contingencies. For example, the Trustees will have the power to incorporate the Victory Portfolios, to merge or consolidate it with another entity, to cause each fund to become a separate trust, and to change the Victory Portfolio's domicile without a shareholder vote. This flexibility could help reduce the expense and frequency of future shareholder meetings for non-investment related issues.



Miscellaneous



         As used in the Prospectus and in this Statement of Additional Information, "assets belonging to a fund" (or "assets belonging to the Fund") means the consideration received by the Victory Portfolios upon the issuance or sale of shares in that fund, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale, exchange, or liquidation of such investments, and any funds or payments derived from any reinvestment of such proceeds and any general assets of the Victory Portfolios, which general liabilities and expenses are not readily identified as belonging to a particular fund (or the Fund) that are allocated to that fund (or the Fund) by the Victory Portfolios' Trustees. The Trustees may allocate such general assets in any manner they deem fair and equitable.
It is anticipated that the formula that will be used by the Trustees in making allocations of general assets to a particular fund of the Victory Portfolios will be the relative net asset value of the respective fund at the time of allocation. Assets belonging to a particular fund are charged with the direct liabilities and expenses of that fund, and with a share of the general liabilities and expenses of each of the funds not readily identified as belonging to a particular fund that are allocated to each fund in accordance with its proportional share of the net asset values of the Victory Portfolios at the time of allocation. The timing of allocations of general assets and general liabilities and expenses of the Victory Portfolios to a particular fund will be determined by the Trustees of the Victory Portfolios and will be in accordance with generally accepted accounting principles. Determinations by the Trustees of the Victory Portfolios as to the timing of the allocation of general liabilities and expenses and as to the timing and allocable portion of any general assets with respect to a particular fund are conclusive.



         As used in the Prospectus and in this Statement of Additional Information, a "vote of a majority of the outstanding shares" or a "vote of majority of the outstanding voting securities" of the Victory Portfolios or a particular fund means the affirmative vote of the lesser of (a) 67% or more of the shares of the Victory Portfolios or such fund present at a meeting at which the holders of more than 50% of the outstanding shares of the Victory Portfolios or such fund are represented in person or by proxy, or (b) more than 50% of the outstanding shares of the Victory Portfolios or such fund.

         Organizational expenses are allocated to each of the Victory Portfolios and are amortized over a period of two years from the commencement of the public offering of shares of the Victory Portfolios.



         Individual Trustees are elected by the shareholders and, subject to removal by the vote of the holders of two-thirds of the outstanding shares of the Victory Portfolios, serve for a term lasting until the next meeting of shareholders at which trustees are elected. Such meetings are not required to be held at any specific intervals. Individual Trustees may be removed by vote of the shareholders voting not less than a majority of the shares then outstanding cast in person or by proxy at any meeting called for that purpose, or by a written declaration signed by shareholders voting not less than two-thirds of the shares then outstanding.


         The Victory Portfolios is registered with the Commission as an open-end management company. Such registration does not involve supervision by the Commission of the management or policies of the Victory Portfolios.

         The Prospectus and this Statement of Additional Information omit certain of the information contained in the Registration Statement filed with the Commission. Copies of such information may be obtained from the Commission upon payment of the prescribed fee.

         The Prospectus and this Statement of Additional Information are not an offering of the securities herein described in any state in which such offering may not lawfully be made. No salesman, dealer, or other person is authorized to give any information or make any representation other than those contained in the Prospectus and this Statement of Additional Information.


         The 1995 Annual Report to shareholders of The Victory Portfolios is incorporated by reference herein. This report includes the financial statements for the fiscal year ended October 31, 1995. The opinion in the Annual Report of Coopers & Lybrand L.L.P., independent accountants, is incorporated by reference herein in its entirety to such Annual Report, and such financial statements are incorporated in their entirety in reliance upon such report of Coopers & Lybrand L.L.P. and on the authority of such firm as experts in auditing and accounting.



         Delaware law authorizes electronic or telephone communications between shareholders and the Victory Portfolios. Under Delaware law, the Successor Company has the flexibility to respond to future business contingencies. For example, the Trustees will have the power to incorporate the Victory Portfolios, to merge or consolidate it with another entity, to cause each fund to become a separate trust, and to change the Victory Portfolios' domicile without a shareholder vote. This flexibility could help reduce the expense and frequency of future shareholder meetings for non-investment related issues.

         The following table indicates each additional person known by the Fund to own beneficially 5% or more of the shares of the Fund as of December 1, 1995:



----------------------------------------------------------------------------------------------------------
                                                                                        Percent of Total
                                                                                          Outstanding
Name and Address                                                    Shares               Shares of Fund
----------------                                                    ------              ----------------
----------------------------------------------------------------------------------------------------------
Northern Trust                                                    814,133.10                  6.32%
Attn:  Mutual Funds
P.O. Box 92956
Chicago, IL  60675-2956
----------------------------------------------------------------------------------------------------------
Eaton SPIP Victory Stock Index                                    883,793.086                 6.84%
Eaton Corporation
Eaton Center
Cleveland, OH  44114
----------------------------------------------------------------------------------------------------------
Aultman Hospital                                                1,083,351.957                 8.40%
2600 6th Street SW
Canton, OH  44710
==========================================================================================================

                                    APPENDIX



     The nationally recognized statistical rating organizations (individually, an "NRSRO") that may be utilized by Key Advisers or the Sub-Adviser with regard to portfolio investments for the Fund include Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P"), Duff & Phelps, Inc. ("Duff"), Fitch Investors Service, Inc. ("Fitch"), IBCA Limited and its affiliate, IBCA Inc. (collectively, "IBCA"), and Thomson BankWatch, Inc. ("Thomson"). Set forth below is a description of the relevant ratings of each such NRSRO. The NRSROs that may be utilized by Key Advisers or the Sub-Adviser and the description of each NRSRO's ratings is as of the date of this Statement of Additional Information, and may subsequently change.


         Long-Term Debt Ratings (may be assigned, for example, to corporate and municipal bonds)

         Description of the five highest long-term debt ratings by Moody's (Moody's applies numerical modifiers (e.g., 1, 2, and 3) in each rating category to indicate the security's ranking within the category):

         Aaa. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

         A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

         Baa. Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba.  Bonds which are rated Ba are judged to have speculative elements
- their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times in the future. Uncertainty of position characterizes bonds in this class.

         Description of the five highest long-term debt ratings by S&P (S&P may apply a plus (+) or minus (-) to a particular rating classification to show relative standing within that classification):

         AAA. Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

         AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

         A. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         BBB. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

         BB. Debt rated BB is regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

         Description of the three highest long-term debt ratings by Duff:

         AAA. Highest credit quality. The risk factors are negligible being only slightly more than for risk-free U.S. Treasury debt.

         AA+.    High credit quality Protection factors are strong.

         AA.     Risk is modest but may vary slightly from time to time

         AA-.    because of economic conditions.

         A+.     Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

         Description of the three highest long-term debt ratings by Fitch (plus or minus signs are used with a rating symbol to indicate the relative position of the credit within the rating category):

         AAA. Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

         AA. Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issues is generally rated "[-]+."

         A. Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

         IBCA's description of its three highest long-term debt ratings:

         AAA. Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly.

         AA. Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic, or financial conditions may increase investment risk albeit not very significantly.

         A. Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.


         Short-Term Debt Ratings (may be assigned, for example, to commercial paper, master demand notes, bank instruments, and letters of credit)

         Moody's description of its three highest short-term debt ratings:

         Prime-1. Issuers rated Prime-1 (or supporting institutions) have a superior capacity for repayment of senior short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by many of the following characteristics:

         -       Leading market positions in well-established industries.

         -       High rates of return on funds employed.

         - Conservative capitalization structures with moderate reliance on debt and ample asset protection.

         - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

         - Well-established access to a range of financial markets and assured sources of alternate liquidity.

         Prime-2. Issuers rated Prime-2 (or supporting institutions) have a strong capacity for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         Prime-3. Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

         S&P's description of its three highest short-term debt ratings:

         A-1. This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to have extremely strong safety characteristics are denoted with a plus sign (+).

         A-2. Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

         A-3. Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

         Duff's description of its five highest short-term debt ratings (Duff incorporates gradations of "1+" (one plus) and "1-" (one minus) to assist investors in recognizing quality differences within the highest rating category):

         Duff 1+. Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

         Duff 1. Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

         Duff 1-. High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

         Duff 2. Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

         Duff 3. Satisfactory liquidity and other protection factors qualify issue as to investment grade.

         Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

         Fitch's description of its four highest short-term debt ratings:

         F-1+. Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

         F-1. Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

         F-2. Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ or F-1 ratings.

         F-3. Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

         IBCA's description of its three highest short-term debt ratings:

         A+. Obligations supported by the highest capacity for timely repayment.

         A1. Obligations supported by a very strong capacity for timely repayment.

         A2. Obligations supported by a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

Short-Term Loan/Municipal Note Ratings

         Moody's description of its two highest short-term loan/municipal note ratings:

         MIG-1/VMIG-1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

         MIG-2/VMIG-2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

         S&P's description of its two highest municipal note ratings:
         SP-1. Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

         SP-2.  Satisfactory capacity to pay principal and interest.

Short-Term Debt Ratings

         Thomson BankWatch, Inc. ("TBW") ratings are based upon a qualitative and quantitative analysis of all segments of the organization including, where applicable, holding company and operating subsidiaries.

         TBW Ratings do not constitute a recommendation to buy or sell securities of any of these companies. Further, TBW does not suggest specific investment criteria for individual clients.

         The TBW Short-Term Ratings apply to commercial paper, other senior short-term obligations and deposit obligations of the entities to which the rating has been assigned.

         The TBW Short-Term Ratings apply only to unsecured instruments that have a maturity of one year or less.

         The TBW Short-Term Ratings specifically assess the likelihood of an untimely payment of principal or interest.

         TBW-1. The highest category; indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

         TBW-2. The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".

         TBW-3. The lowest investment grade category; indicates that while more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

         TBW-4. The lowest rating category; this rating is regarded as non-investment grade and therefore speculative.

Definitions of Certain Money Market Instruments

Commercial Paper

         Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper normally have maturities of less than nine months and fixed rates of return.

Certificates of Deposit

         Certificates of Deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return.

Bankers' Acceptances

         Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity.

U.S. Treasury Obligations

         U.S. Treasury Obligations are obligations issued or guaranteed as to payment of principal and interest by the full faith and credit of the U.S. Government. These obligations may include Treasury bills, notes and bonds, and issues of agencies and instrumentalities of the U.S. Government, provided such obligations are guaranteed as to payment of principal and interest by the full faith and credit of the U.S. Government.

U.S. Government Agency and Instrumentality Obligations

         Obligations issued by agencies and instrumentalities of the U.S. Government include such agencies and instrumentalities as the Government National Mortgage Association, the Export-Import Bank of the United States, the Tennessee Valley Authority, the Farmers Home Administration, the Federal Home Loan Banks, the Federal Intermediate Credit Banks, the Federal Farm Credit Banks, the Federal Land Banks, the Federal Housing Administration, the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, and the Student Loan Marketing Association. Some of these obligations, such as those of the Government National Mortgage Association are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law. A Fund will invest in the obligations of such instrumentalities only when the investment adviser believes that the credit risk with respect to the instrumentality is minimal.

                      STATEMENT OF ADDITIONAL INFORMATION


                             THE VICTORY PORTFOLIOS


                     THE VICTORY TAX-FREE MONEY MARKET FUND


                                 March 1, 1996



         This Statement of Additional Information is not a Prospectus, but should be read in conjunction with the Prospectus of The Victory Portfolios - The Victory Tax-Free Money Market Fund, dated the same date as the date hereof (the "Prospectus"). This Statement of Additional Information is incorporated by reference in its entirety into the Prospectus. Copies of the Prospectus may be obtained by writing The Victory Portfolios at Primary Funds Service Corporation, P.O. Box 9741, Providence, RI 02940-9741, or by telephoning toll free 800-539-FUND or 800-539-3863.



Investment Policies and Limitations                          1               INVESTMENT ADVISER
Valuation of Portfolio Securities                           11               KeyCorp Mutual Fund Advisers, Inc.
Additional Purchase and Redemption Information              12
Management of the Victory Portfolios                        15               INVESTMENT SUB-ADVISER
Advisory and Other Contracts                                23               Society Asset Management, Inc.
Additional Information                                      30
Independent Auditor's Report                                35               ADMINISTRATOR
Financial Statements                                        35               Concord Holding Corporation
Appendix                                                    36
                                                                             DISTRIBUTOR
                                                                             Victory Broker-Dealer Services, Inc.

                                                                             TRANSFER AGENT
                                                                             Primary Funds Service Corporation

                                                                             CUSTODIAN
                                                                             Key Trust Company of Ohio, N.A.

                      STATEMENT OF ADDITIONAL INFORMATION



         The Victory Portfolios (the "Victory Portfolios") is an open-end management investment company. The Victory Portfolios consist of twenty-eight series of units of beneficial interest ("shares"), four of which series are currently inactive. The outstanding shares represent interests in the twenty-four separate investment portfolios which are currently active. This Statement of Additional Information relates to the Victory Tax-Free Money Market Fund (the "Fund") only. Much of the information contained in this Statement of Additional Information expands on subjects discussed in the Prospectus. Capitalized terms not defined herein are used as defined in the Prospectus. No investment in shares of the Fund should be made without first reading the Fund's Prospectus.




                      INVESTMENT POLICIES AND LIMITATIONS



Additional Information Fund Instruments



         The following policies supplement the investment objectives and policies of the Fund as set forth in the Prospectus.



         High Quality Investments. As noted in the Prospectus for the Fund, the Fund may invest only in obligations determined by Key Advisers to present minimal credit risks under guidelines adopted by the Fund's Board of Trustees (the "Board of Trustees" or the "Trustees").



         Investments will be limited to those obligations which, at the time of purchase, (i) possess one of the two highest short-term ratings from an NRSRO or (ii) possess, in the case of multiple-rated securities, one of the two highest short-term ratings by at least two NRSROs; or (iii) do not possess a rating (i.e. are unrated) but are determined by Key Advisers or the Sub-Adviser to be of comparable quality to the rated instruments eligible for purchase by the Fund under the guidelines adopted by the Trustees. For purposes of these investment limitations, a security that has not received a rating will be deemed to possess the rating assigned to an outstanding class of the issuer's short-term debt obligations if determined by Key Advisers or the Sub-Adviser to be comparable in priority and security to the obligation selected for purchase by the Fund. (The above described securities which may be purchased by the Fund are hereinafter referred to as "Eligible Securities.")



         A security subject to a tender or demand feature will be considered an Eligible Security only if both the demand feature and the underlying security possess a high quality rating, or, if such do not possess a rating, are determined by Key Advisers or the Sub-Adviser to be of comparable quality; provided, however, that where the demand feature would be readily exercisable in the event of a default in payment of principal or interest on the underlying security, this obligation may be acquired based on the rating possessed by the demand feature or, if the demand feature does not possess a rating, a determination of comparable quality by Key Advisers or the Sub-Adviser. A security which at the time of issuance had a maturity exceeding 397 days but, at the time of purchase, has remaining maturity of 397 days or less, is not considered an Eligible Security if it does not possess a high quality rating and the long-term rating, if any, is not within the two highest rating categories.



         Pursuant to Rule 2a-7 under the Investment Company Act of 1940 (the "1940 Act"), the Fund will maintain a dollar-weighted average portfolio maturity which does not exceed 90 days.



         Under the guidelines adopted by the Fund's Trustees and in accordance with Rule 2a-7 under the 1940 Act, Key Advisers or the Sub-Adviser may be required to dispose promptly of an obligation held by the Fund in the event of certain developments that indicate a diminution of the instrument's credit quality, such as where an NRSRO downgrades an obligation below the second highest rating category, or in the event of a default relating to the financial condition of the issuer. In this regard, the Trustees have established procedures designed to stabilize, to the extent reasonably possible, the price per share of each of the Fund as computed for the purpose of distribution, redemption and repurchase at $1.00. Such procedures will include review of the Fund's portfolio holdings by the Trustees, at such intervals as they may deem appropriate, to determine whether the net asset value of the Fund, calculated by using readily available market quotations, deviates from $1.00 per share, and, if so, whether such deviation may result in material dilution or is otherwise unfair to existing shareholders (a "Material Deviation"). In the event the Trustees determine that a Material Deviation exists, they will take such corrective action as they regard as necessary and appropriate, including selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends, paying shareholder redemption requests in portfolio securities at their then-current market value, or establishing a net asset value per share by using readily available market quotations.



         The Appendix of this Statement of Additional Information identifies each NRSRO which may be utilized by Key Advisers or the Sub-Adviser with regard to portfolio investments for the Fund and provides a description of relevant ratings assigned by each such NRSRO. A rating by an NRSRO may be utilized only where the NRSRO is neither controlling, controlled by, or under common control with the issuer of, or any issuer, guarantor, or provider of credit support for, the instrument.



         Bankers' Acceptances and Certificates of Deposit. The Fund may invest in bankers' acceptances, certificates of deposit, and demand and time deposits. Bankers' acceptances are negotiable drafts or bills of exchange typically drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return.



         Bankers' acceptances will be those guaranteed by domestic and foreign banks, if at the time of purchase such banks have capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements). Certificates of deposit and demand and time deposits invested in by the Fund will be those of domestic and foreign banks and savings and loan associations, if (a) at the time of purchase such financial institutions have capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements) or (b) the principal amount of the instrument is insured in full by the Federal Deposit Insurance Corporation or the Savings Association Insurance Fund.



         The Fund may also invest in Eurodollar Certificates of Deposit ("ECDs") which are U.S. dollar-denominated certificates of deposit issued by branches of foreign and domestic banks located outside the United States, Yankee Certificates of Deposit ("Yankee CDs") which are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States, Eurodollar Time Deposits ("ETDs") which are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or a foreign bank, and Canadian Time Deposits ("CTDs") which are U.S. dollar-denominated certificates of deposit issued by Canadian offices of major Canadian Banks.



         Commercial Paper. Commercial paper consists of unsecured promissory notes issued by corporations. Except as noted below with respect to variable amount master demand notes, issues of commercial paper normally have maturities of less than nine months and fixed rates of return.



         U.S. Government Obligations. The Fund may invest in obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. Government are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the U.S. Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others are supported only by the credit of the agency or instrumentality. No assurance can be given that the U.S. Government will provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so by law. The Fund will invest in the obligations of such agencies and instrumentalities only when Key Advisers believes that the credit risk with respect thereto is minimal.



         Securities Lending. The Fund may lend its portfolio securities to broker-dealers, banks or institutional borrowers of securities. The Fund must receive a minimum of 100% collateral, plus any interest due in the form of cash or U.S. Government securities. This collateral must be valued daily and should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund. During the time portfolio securities are on loan, the borrower will pay the Fund any interest paid on such securities plus any interest negotiated between the parties to the lending agreement. Loans will be subject to termination by the Fund or the borrower at any time. The Fund will only enter into loan arrangements with broker-dealers, banks or other institutions which Key Advisers or the Sub-Adviser has determined are creditworthy under guidelines established by the Fund's Trustees.



         Variable and Floating Rate Notes. The Fund may acquire variable and floating rate notes, subject to its investment objectives, policies and restrictions. A variable rate note is one whose terms provide for the readjustment of its interest rate on set dates and which, upon such readjustment, can reasonably be expected to have a market value that approximates its par value. A floating rate note is one whose terms provide for the readjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. Such notes are frequently not rated by credit rating agencies; however, unrated variable and floating rate notes purchased by the Fund will only be those determined by Key Advisers or the Sub-Adviser, under guidelines established by the Trustees, to pose minimal credit risks and to be of comparable quality, at the time of purchase, to rated instruments eligible for purchase under the Fund's investment policies. In making such determinations, Key Advisers or the Sub-Adviser will consider the earning power, cash flow and other liquidity ratios of the issuers of such notes (such issuers include financial, merchandising, bank holding and other companies) and will continuously monitor their financial condition. Although there may be no active secondary market with respect to a particular variable or floating rate note purchased by the Fund, the Fund may resell the note at any time to a third party. The absence of an active secondary market, however, could make it difficult for the Fund to dispose of a variable or floating rate note in the event the issuer of the note defaulted on its payment obligations and the fund could, for this or other reasons, suffer a loss to the extent of the default. Variable or floating rate notes may be secured by bank letters of credit.



         Variable or floating rate notes may have maturities of more than one year, as follows:



         1. A note that is issued or guaranteed by the United States government or any agency thereof and which has a variable rate of interest readjusted no less frequently than annually will be deemed by the Fund to have a maturity equal to the period remaining until the next readjustment of the interest rate.



         2. A variable rate note, the principal amount of which is scheduled on the face of the instrument to be paid in one year or less, will be deemed by the Fund to have a maturity equal to the period remaining until the next readjustment of the interest rate.



         3. A variable rate note that is subject to a demand feature scheduled to be paid in one year or more will be deemed by the Fund to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.



         4. A floating rate note that is subject to a demand feature will be deemed by the Fund to have a maturity equal to the period remaining until the principal amount can be recovered through demand.

         As used above, a note is "subject to a demand feature" where the Fund is entitled to receive the principal amount of the note either at any time on no more than 30 days' notice or at specified intervals not exceeding one year and upon no more than 30 days' notice.



         Other Investment Companies. The Fund may invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the securities of any one investment company or invest more than 10% of its total assets in the securities of other investment companies. To the extent required by the laws of any state in which the Fund's shares are sold, Key Advisers or the Sub-Adviser will waive its investment advisory fee as to all assets invested in other investment companies. Because such other investment companies employ an investment adviser, such investment by the Fund will cause shareholders to bear duplicative fees, such as management fees.



         Municipal Securities. As stated in the Prospectus, the assets of the Fund will be primarily invested in bonds and notes issued by or on behalf of states (including the District of Columbia), territories, and possessions of the United States and their respective authorities, agencies, instrumentalities, and political subdivisions, the interest on which is both exempt from federal income tax and not treated as a preference item for individuals for purposes of the federal alternative minimum tax ("Municipal Securities"). Under normal market conditions, at least 80% of the total assets of the Fund will be invested in Municipal Securities.



         Municipal Securities include debt obligations issued by governmental entities to obtain funds for various public purposes, such as the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to other public institutions and facilities. Private activity bonds that are issued by or on behalf of public authorities to finance various privately operated facilities are included within the term Municipal Securities if the interest paid thereon is both exempt from federal income tax and not treated as a preference item for individuals for purposes of the federal alternative minimum tax.



         Among other types of Municipal Securities, the Fund may purchase short-term General Obligation Notes, Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes, Tax-Exempt Commercial Paper, Construction Loan Notes and other forms of short-term tax-exempt loans. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues. In addition, the Fund may invest in other types of tax-exempt instruments, provided they have remaining maturities of 397 days or less at the time of purchase.



         Project Notes are issued by a state or local housing agency and are sold by the Department of Housing and Urban Development. While the issuing agency has the primary obligation with respect to its Project Notes, they are also secured by the full faith and credit of the United States through agreements with the issuing authority which provide that, if required, the U.S. government will lend the issuer an amount equal to the principal of and interest on the Project Notes.



         As described in the Prospectus, the two principal classifications of Municipal Securities consist of "general obligation" and "revenue" issues. The Fund may also acquire "moral obligation" issues, which are normally issued by special purpose authorities. There are, of course, variations in the quality of Municipal Securities, both within a particular classification and between classifications, and the yields on Municipal Securities depend upon a variety of factors, including general money market conditions, the financial condition of the issuer (or other entities whose financial resources are supporting the Municipal Security), general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating(s) of the issue. The ratings of NRSROs represent their opinions as to the quality of Municipal Securities. In this regard, it should be emphasized that the ratings of any NRSRO are general and are not absolute standards of quality, and Municipal Securities with the same maturity, interest rate and rating may have different yields, while Municipal Securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to purchases by the Fund, an issue of

Municipal Securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. Key Advisers will consider such an event in determining whether the Fund should continue to hold the obligation.



         An issuer's obligations under its Municipal Securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the federal bankruptcy code, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon the enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its Municipal Securities may be materially adversely affected by litigation or other conditions.



         In addition, in accordance with its investment objective, the Fund may invest in private activity bonds, which may constitute Municipal Securities depending on the tax treatment of such bonds. The source of payment and security for such bonds is the financial resources of the private entity involved; the full faith and credit and the taxing power of the issuer in normal circumstances will not be pledged. The payment obligations of the private entity also will be subject to bankruptcy as well as other exceptions similar to those described above.



         Key Advisers believes that it is likely that sufficient Municipal Securities will be available to satisfy the Fund's investment objective and policies. In meeting its investment policies, the Fund may invest all or any part of its total assets in Municipal Securities which are private activity bonds. Moreover, although the Fund does not presently intend to do so on a regular basis, it may invest more than 25% of its total assets in Municipal Securities which are related in such a way that an economic, business or political development or change affecting one such security would likewise affect the other Municipal Securities. Examples of such securities are obligations, the repayment of which is dependent upon similar types of projects or projects located in the same state. Such investments would be made only if deemed necessary or appropriate by Key Advisers. To the extent that the assets of the Fund are concentrated in Municipal Securities payable from revenues on similar projects, it will be subject to the peculiar risks presented by such projects to a greater extent than each would be if the Fund's assets were not so concentrated.



         Refunded Municipal Bonds. Investments by the Fund in refunded municipal bonds that are secured by escrowed obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities are considered to be investments in U.S. Government obligations for purposes of the diversification requirements to which the Fund is subject under the 1940 Act. As a result, more than 5% of the Fund's total assets may be invested in such refunded bonds issued by a particular municipal issuer. The escrowed securities securing such refunded municipal bonds will consist exclusively of U.S. Government obligations, and will be held by an independent escrow agent or be subject to an irrevocable pledge of the escrow account to the debt service on the original bonds. As a diversified fund, the Fund will not invest more than 25% of its total assets in pre-refunded bonds of the same municipal issuer.



         Repurchase Agreements. Securities held by the Fund may be subject to repurchase agreements. Under the terms of a repurchase agreement, the Fund would acquire securities from financial institutions or registered broker-dealers deemed creditworthy Key Advisers pursuant to guidelines adopted by the Fund's Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed upon date and price. The seller is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). If the seller were to default on its repurchase obligation or become insolvent, the Fund would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price, or to the extent that the disposition of such securities by the Fund is delayed pending court action.



         Reverse Repurchase Agreements. The Fund may borrow funds for temporary purposes by entering into reverse repurchase agreements in accordance with the investment restrictions described below. Pursuant to such agreements, the Fund would sell portfolio securities to financial institutions such as banks and broker-dealers, and agree to repurchase them at a mutually agreed-upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account assets (such as cash or other liquid high-grade securities) consistent with the Fund's investment restrictions having a value equal to the repurchase price (including accrued interest); the collateral will be marked-to-market on a daily basis, and will be continuously monitored to ensure that such equivalent value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase the securities.



         Temporary Investments. The Fund may also invest temporarily in high quality investments or cash during times of unusual market conditions for defensive purposes and in order to accommodate shareholder redemption requests although currently it does not intend to do so. Any portion of the Fund's assets maintained in cash will reduce the amount of assets in securities and thereby reduce the Fund's yield or total return.



         "When-Issued" Securities. As discussed in its Prospectus, the Fund may purchase securities on a "when issued" basis (i.e., for delivery beyond the normal settlement date at a stated price and yield). When the Fund agrees to purchase securities on a "when issued" basis, its custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy the purchase commitment, and in such a case, the Fund may be required subsequently to place additional assets in the separate account in order to assure that the value of the account remains equal to the amount of the fund's commitment. It may be expected that the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash.



         When the Fund engages in "when-issued" transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the fund incurring a loss or missing the opportunity to obtain a price considered to be advantageous. The Fund does not intend to purchase "when issued" securities for speculative purposes, but only in furtherance of its investment objective.



         Government "Mortgage-backed" Securities. The Fund may invest in obligations of certain agencies and instrumentalities of the U.S. Government. Some such obligations, such as those issued by GNMA or the Export-Import Bank of the United States, are supported by the full faith and credit of the U.S. Treasury; others, such as those of FNMA, are supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Federal Farm Credit Banks or FHLMC, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored agencies and instrumentalities if it is not obligated to do so by law.



         The principal governmental (i.e., backed by the full faith and credit of the U.S. Government) guarantor of mortgage-related securities is GNMA. GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and pools of FHA-insured or VA-guaranteed mortgages. Government-related (i.e., not backed by the full faith and credit of the U.S. Government) guarantors include FNMA and FHLMC. FNMA and FHLMC are government-sponsored corporations owned entirely by private stockholders. Pass-through securities issued by FNMA and FHLMC are guaranteed as to timely payment of principal and interest by FNMA and FHLMC, respectively, but are not backed by the full faith and credit of the U.S. Government.

MORTGAGE-RELATED SECURITIES -- IN GENERAL



         Mortgage-related securities are backed by mortgage obligations including, among others, conventional 30-year fixed rate mortgage obligations, graduated payment mortgage obligations, 15-year mortgage obligations, and adjustable rate mortgage obligations. All of these mortgage obligations can be used to create pass-through securities. A pass-through security is created when mortgage obligations are pooled together and undivided interests in the pool or pools are sold. The cash flow from the mortgage obligations is passed through to the holders of the securities in the form of periodic payments of interest, principal and prepayments (net of a service fee). Prepayments occur when the holder of an individual mortgage obligation prepays the remaining principal before the mortgage obligation's scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. Because the prepayment characteristics of the underlying mortgage obligations vary, it is not possible to predict accurately the realized yield or average life of a particular issue of pass-through certificates. Prepayment rates are important because of their effect on the yield and price of the securities. Accelerated prepayments have an adverse impact on yields for pass-throughs purchased at a premium (i.e., a price in excess of principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-throughs purchased at a discount. The Fund may purchase mortgage-related securities at a premium or at a discount. Among the U.S. Government securities in which the Fund may invest are government "mortgage-backed" (or government guaranteed mortgage related securities). Such guarantees do not extend to the value of yield of the mortgage-backed securities themselves or of the Fund's shares.



         GNMA Certificates. Certificates of the Government National Mortgage Association ("GNMA") are mortgage-backed securities which evidence an undivided interest in a pool or pools of mortgages. GNMA Certificates that the Fund may purchase are the "modified pass-through" type, which entitle the holder to receive timely payment of all interest and principal payments due on the mortgage pool, net of fees paid to the "issuer" and GNMA, regardless of whether or not the mortgagor actually makes the payment.



         The National Housing Act authorizes GNMA to guarantee the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration ("FHA") or guaranteed by the Veterans Administration ("VA"). The GNMA guarantee is backed by the full faith and credit of the U.S. Government. GNMA is also empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.



         The estimated average life of a GNMA Certificate is likely to be substantially shorter than the original maturity of the mortgages underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal investment long before the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee, except to the extent that the Fund has purchased the certificates above par in the secondary market.



         FHLMC Securities. The Federal Home Loan Mortgage Corporation ("FHLMC") was created in 1970 to promote development of a nationwide secondary market in conventional residential mortgages. The FHLMC issues two types of mortgage pass-through securities ("FHLMC Certificates"), mortgage participation certificates ("PCs") and collateralized mortgage obligations ("CMOs"). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool. The FHLMC guarantees timely monthly payment of interest on PCs and the ultimate payment of principal. Recently introduced FHLMC Gold PCs guarantee the timely payment of both principal and interest.



         CMOs are securities backed by a pool of mortgages in which the principal and interest cash flows of the pool are channeled on a prioritized basis into two or more classes, or tranches, of bonds. FHLMC CMOs are backed by pools of agency mortgage-backed securities and the timely payment of principal and interest of each tranche is guaranteed by the FHLMC. The FHLMC guarantee is not backed by the full faith and credit of the U.S. Government.



         FNMA Securities. The Federal National Mortgage Association ("FNMA") was established in 1938 to create a secondary market in mortgages insured by the FHA, but has expanded its activity to the secondary market for conventional residential mortgages. FNMA primarily issues two types of mortgage-backed securities, guaranteed mortgage pass-through certificates ("FNMA Certificates") and CMOs. FNMA Certificates resemble GNMA Certificates in that each FNMA Certificate represents a pro rata share of all interest and principal payments made and owed on the underlying pool. FNMA guarantees timely payment of interest and principal on FNMA Certificates and CMOs. The FNMA guarantee is not backed by the full faith and credit of the U.S. Government.



         Puts. The Fund may acquire "puts" with respect to Municipal Securities held in its portfolio.



         A put is a right to sell a specified security (or securities) within a specified period of time at a specified exercise price. The Fund may sell, transfer, or assign a put only in conjunction with the sale, transfer, or assignment of the underlying security or securities. The amount payable to the Fund upon its exercise of a "put" is normally (i) the Fund's acquisition cost of the securities (excluding any accrued interest which the Fund paid on the acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the fund owned the securities, plus
(ii) all interest accrued on the securities since the last interest payment date during that period.



         Puts may be acquired by the Fund to facilitate the liquidity of its portfolio assets. Puts may also be used to facilitate the reinvestment of the Fund's assets at a rate of return more favorable than that of the underlying security. Puts may, under certain circumstances, also be used to shorten the maturity of underlying variable rate or floating rate securities for purposes of calculating the remaining maturity of those securities and the dollar-weighted average portfolio maturity of the Fund's assets. See "Variable and Floating Rate Notes" and "VALUATION" in this Statement of Additional Information.



         The Fund expects that it will generally acquire puts only where the puts are available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Fund may pay for puts either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the puts (thus reducing the yield to maturity otherwise available for the same securities).



         The Fund intends to enter into puts only with dealers, banks, and broker-dealers which, in Key Advisers' or the Sub-Adviser's opinion, present minimal credit risks.



         The Fund may invest, consistent with its investment objective and policies, in zero coupon bonds, which are debt instruments that do not pay current interest and are typically sold at prices greatly discounted from par value. The return on a zero-coupon obligation, when held to maturity, equals the difference between the par value and the original purchase price. Zero-coupon obligations have greater price volatility than coupon obligations.



Investment Restrictions



         The following investment restrictions are fundamental with respect to the Fund and may be changed only by a vote of a majority of the outstanding shares of the Fund as defined in "ADDITIONAL INFORMATION -- Miscellaneous" of this Statement of Additional Information).



       THE FUND MAY NOT:



  1. Participate on a joint or joint and several basis in any securities trading account.

       2. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).



       3. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business). Investments by the Fund in securities backed by mortgages on real estate or in marketable securities of companies engaged in such activities are not hereby precluded.



       4. Issue any senior security (as defined in the 1940 Act), except that (a) the Fund may engage in transactions that may result in the issuance of senior securities to the extent permitted under applicable regulations and interpretations of the 1940 Act or an exemptive order; (b) the Fund may acquire other securities, the acquisition of which may result in the issuance of a senior security, to the extent permitted under applicable regulations or interpretations of the 1940 Act; (c) subject to the restrictions set forth below, the Fund may borrow money as authorized by the 1940 Act.



       5. Borrow money, except that (a) the Fund may enter into commitments to purchase securities in accordance with its investment program, including delayed-delivery and when-issued securities and reverse repurchase agreements, provided that the total amount of any such borrowing does not exceed 33 1/3% of the Fund's total assets; and (b) the Fund may borrow money for temporary or emergency purposes in an amount not exceeding 5% of the value of its total assets at the time when the loan is made. Any borrowings representing more than 5% of the Fund's total assets must be repaid before the Fund may make additional investments.



       6. Lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of publicly issued debt securities or to repurchase agreements.



       7. Underwrite securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities.



       8. Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities if, immediately after such purchase, more than 5% of the value of its total assets would be invested in such issuer, except that up to 25% of the value of the Tax-Free Money Market Fund's total assets may be invested without regard to such 5% limitation. For purposes of this limitation, a security is considered to be issued by the government entity (or entities) whose assets and revenues guarantee or back the security; with respect to a private activity bond that is backed only by the assets and revenues of a non-governmental user, a security is considered to be issued by such non-governmental user.



       9. Purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or repurchase agreements secured thereby) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry. In the utilities category, the industry shall be determined according to the service provided. For example, gas, electric, water and telephone will be considered as separate industries.



       The following restrictions are not fundamental and may be changed without shareholder approval:



       1. The Fund will not purchase or retain securities of any issuer if the officers or Trustees of the Victory Portfolios or the officers or directors of its investment adviser owning beneficially more than one half of 1% of the securities of such issuer together own beneficially more than 5% of such securities.

       2. The Fund will not invest more than 10% of its total assets in the securities of issuers which together with any predecessors have a record of less than three years of continuous operation.



       3. The Fund will not write or sell puts, straddles, spreads or combinations thereof or purchase put options (except that the Fund may acquire puts with respect to Municipal Securities in its portfolio and sell those puts in connection with a sale of such Municipal Securities). In addition, the Fund may not purchase call options.



       4.     The Fund will not invest more than 10% of its net assets in
illiquid securities.   Illiquid securities are securities that are not readily
marketable or cannot be disposed of promptly within seven days and in the usual course of business at approximately the price at which the Fund has valued them. Such securities include, but are not limited to, time deposits and repurchase agreements with maturities longer than seven days. Securities that may be resold under Rule 144A, or under securities offered pursuant to Section 4(2) of, or securities otherwise subject to restriction or limitations on resale under, the 1933 Act ("Restricted Securities"), shall not be deemed illiquid solely by reason of being unregistered. Key Advisers or the Sub-Adviser determine whether a particular security is deemed to be liquid based on the trading markets for the specific security and other factors. However, because state securities laws may limit the Fund's investment in Restricted Securities (regardless of the liquidity of the investment), investments in Restricted Securities resalable under Rule 144A will continue to be subject to applicable state law requirements until such time, if ever, that such limitations are changed.



       5. The Fund will not make short sales of securities, other than short sales "against the box," or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment program of the Fund.



       6. The Fund may invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the securities of any one investment company or invest more than 10% of its total assets in the securities of other investment companies. Pursuant to an exemptive order received by the Victory Portfolios from the Commission, the Fund may invest in the money market funds of the Victory Portfolios.



       7. The Fund may not acquire an over the counter put if, immediately after such acquisition, more than 5% of the value of the Fund's total assets would be subject to over the counter puts from the same institution except that
(i) up to 25% of the value of the Fund's total assets may be subject to puts without regard to such 5% limitation and (ii) the 5% limitation is inapplicable to puts that, by their terms, would be readily exercisable in the event of a default in payment of principal or interest on the underlying securities. In applying the above-described limitation, the Fund will aggregate securities subject to over the counter puts from any one institution with the Fund's investments, if any, in securities issued or guaranteed by that institution.
In addition, the Fund may not acquire an over the counter put that, by its terms, would be readily exercisable in the event of a default in payment of principal or interest on the underlying security or securities if, immediately after that acquisition, the value of the security or securities underlying that put, when aggregated with the value of any other securities issued or guaranteed by the issuer of the put, would exceed 10% of the value of the Fund's total assets.



State Regulations



       In addition, the Fund, so long as its shares are registered under the securities laws of the State of Texas and such restrictions are required as a consequence of such registration, is subject to the following non-fundamental policies, which may be modified in the future by the Trustees without a vote of the Fund's shareholders: the Fund has represented to the Texas State Securities Board that it: (i) will not invest in oil, gas or mineral leases or purchase or sell real property (including limited partnership interests, but excluding readily marketable securities of companies which invest in real estate); and (ii) will not invest more than 5% of its net assets in warrants valued at the lower of cost or market; provided that, included within that amount, but not to exceed 2% of net assets, may be warrants which are not listed on the New York or American Stock Exchanges. For purposes of this restriction, warrants acquired in units or attached to securities are deemed to be without value.



       The policies and limitations listed above supplement those set forth in the Prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of the Fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Fund's acquisition of such security or other asset except in the case of borrowing (or other activities that may be deemed to result in the issuance of a "senior security" under the 1940 Act). Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund's investment policies and limitations. If the value of the Fund's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board of Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity.


FUTURE DEVELOPMENTS

       The Fund may take advantage of other investment practices which are not at present contemplated for use by the Fund or which currently are not available but which may be developed, to the extent such investment practices are both consistent with the Fund's investment objective and are legally permissible for the Fund. Such investment practices, if they arise, may involve risks which exceed those involved in the activities described in the Prospectus and Statement of Additional Information. Prior to commencing any new investment practice, the Fund will notify shareholders by means of prospectus supplement.


Portfolio Turnover



       The turnover rate stated in the Prospectus for the Fund's investment portfolio is calculated by dividing the lesser of the Fund's purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The calculation excludes all securities whose maturities, at the time of acquisition, were one year or less. Because of this exclusion, portfolio turnover is expected to be zero percent for regulatory purposes.


                       VALUATION OF PORTFOLIO SECURITIES


       As indicated in the Prospectus, the net asset value ("NAV") of the Fund is determined and the shares of the Fund are priced as of the close of regular trading of the New York Stock Exchange ("NYSE") ("the Valuation Time(s)") on each Business Day of the Fund. A "Business Day" is a day on which the NYSE is open for trading, the Federal Reserve Bank of Cleveland is open and any other day (other than a day on which no shares of the Fund are tendered for redemption and no order to purchase any shares is received) during which there is sufficient trading in portfolio instruments that the Fund's net asset value per share might be materially affected. The NYSE, or the Federal Reserve Bank of Cleveland will not open in observance of the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving, and Christmas.



       When the NYSE is closed, or when trading is restricted for any reason other than its customary weekend or holiday closings, or under emergency circumstances as determined by the Commission to warrant such action, the Fund's transfer agent will determine the Fund's NAV at the close of business, normally 4:00 p.m., eastern time. The Fund's NAV may be affected to the extent that its securities are traded on days that are not Business Days.



       The Fund has elected to use the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act. This involves valuing an instrument at its cost initially and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. The value of securities in the portfolio can be expected to vary inversely with changes in prevailing interest rates.



       Pursuant to Rule 2a-7, the Fund will maintain a dollar-weighted average portfolio maturity appropriate to its objective of maintaining a stable net asset value per share, provided that the Fund will not purchase any security with a remaining maturity of more than 397 days (securities subject to repurchase agreements may bear longer maturities) nor maintain a dollar-weighted average portfolio maturity which exceeds 90 days. The Victory Portfolios' Trustees have also undertaken to establish procedures reasonably designed, taking into account current market conditions and the Victory Portfolios' investment objectives, to stabilize the net asset value per share of the Fund for purposes of sales and redemptions at $1.00. These procedures include review by the Trustees, at such intervals as they deem appropriate, to determine the extent, if any, to which the net asset value per share of the Fund calculated by using available market quotations deviates from $1.00 per share. In the event such deviation exceeds one-half of one percent, the Rule requires that the Board promptly consider what action, if any, should be initiated. If the Trustees believe that the extent of any deviation from the Fund's $1.00 amortized cost price per share may result in material dilution or other unfair results to new or existing investors, they will take such steps as they consider appropriate to eliminate or reduce to the extent reasonably practicable any such dilution or unfair results. These steps may include selling portfolio instruments prior to maturity, shortening the dollar-weighted average portfolio maturity, withholding or reducing dividends, reducing the number of the Fund's outstanding shares without monetary consideration, or utilizing a net asset value per share determined by using available market quotations.



                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION


Matters Affecting Redemption



       The Fund may suspend the right of redemption or postpone the date of payment for shares during any period when (a) trading on the NYSE is restricted by applicable rules and regulations of the Commission, (b) the NYSE is closed for other than customary weekend and holiday closings, (c) the Commission has by order permitted such suspension, or (d) an emergency exists as determined by the Commission.



       If, in the opinion of the Board of Trustees, conditions exist which make cash payment undesirable, redemption payments may be made in whole or in part in securities or other property, valued for this purpose as they are valued in computing the Fund's NAV. Shareholders receiving securities or other property on redemption may realize a gain or loss for tax purposes, and will incur any costs of sale, as well as the associated inconveniences.


       Pursuant to Rule 11a-3 under the 1940 Act, the Fund is required to give shareholders at least 60 days' notice prior to terminating or modifying its exchange privilege. Under the Rule, the 60-day notification requirement may be waived if (i) the only effect of a modification would be to reduce or eliminate an administrative fee, redemption fee, or deferred sales charge ordinarily payable at the time of exchange, or (ii) the Fund temporarily suspends the offering of shares as permitted under the 1940 Act or by the Commission, or because it is unable to invest amounts effectively in accordance with its investment objective and policies.


       In the Prospectus, the Fund, Key Advisers and the Sub-Adviser have notified shareholders that they reserve the right at any time without prior notice to shareholders to refuse exchange purchases by any person or group if, in Key Advisers' or the Sub-Adviser's judgment, the Fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

Purchasing Shares



       Shares are sold at their net asset value without a sales charge on days the NYSE and the Federal Reserve Wire System are open for business. The procedure for purchasing shares of the Fund is explained in the prospectus under "Investing in the Fund."



Conversion to Federal Funds



       It is the Fund's policy to be as fully invested as possible so that maximum interest may be earned. To this end, all payments from shareholders must be in federal funds or be converted into federal funds. This conversion must be made before shares are purchased. Converting the funds to federal funds is normally accomplished within two business days of receipt of the check.



Redeeming Shares



       The Fund redeems shares at the next computed net asset value after the redemption request is received. Redemption procedures are explained in the prospectus under "Redeeming Shares."



[Redemption in Kind



       Although the Fund intends to redeem shares in cash, it reserves the right under certain circumstances to pay the redemption price in whole or in part by a distribution of securities from the Fund. To the extent available, such securities will be readily marketable.



       Redemption in kind will be made in conformity with applicable Commission rules, taking such securities at the same value employed in determining net asset value and selecting the securities in a manner the Trustees determine to be fair and equitable.



       The Fund has elected to be governed by Rule 18f-1 of the 1940 Act under which the Fund is obligated to redeem shares for any one shareholder in cash only up to the lesser of $250,000 or 1% of the Fund's net asset value during any 90-day period.]



       The Victory Portfolios may redeem shares involuntarily if redemption appears appropriate in light of the Victory Portfolios' responsibilities under the 1940 Act. (See "VALUATION" above.)


Additional Tax Information

       It is the policy of the Fund to qualify for the favorable tax treatment accorded regulated investment companies ("RICs") under Subchapter M of the Code, for so long as such qualification is in the best interest of its shareholders. By following such policy and distributing its income and gains currently with respect to each taxable year, the Victory Portfolios expects to eliminate or reduce to a nominal amount the federal income and excise taxes to which it may otherwise be subject.

       In order to qualify as a RIC, the Fund must, among other things, (1) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock or securities, foreign currencies or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities or currencies, (2) derive less than 30% of its gross income from the sale or other disposition of stock, securities, options, futures, forward contracts, and certain foreign currencies (or options, futures, or forward contracts on foreign currencies) held for less than three months, and (3) diversify its holdings so that at the end of each quarter of its taxable year (i) at least 50% of the market value of the Fund's assets is represented by cash or cash items, U.S. Government securities, securities of other RICs and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities) or of two or more issuers that the Victory Portfolios control and that are engaged in the same, similar, or related trades or businesses. These requirements may restrict the degree to which the Victory Portfolios may engage in short-term trading and concentrate investments. If the Fund qualifies as a RIC, it will not be subject to federal income tax on the part of its net investment income and net realized capital gains, if any, that it distributes to shareholders with respect to each taxable year within the time limits specified in the Code.

       A non-deductible excise tax is imposed on regulated investment companies that do not distribute in each calendar year an amount equal to 98% of their ordinary income for the year plus 98% of their capital gain net income for the 1-year period ending on October 31 of such calendar year. The balance of such income must be distributed during the following calendar year. If distributions during a calendar year are less than the required amount, the Fund is subject to a non-deductible excise tax equal to 4% of the deficiency.

       The Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of taxable dividends paid to any shareholder who has failed to provide (or provided an incorrect) tax identification number, or is subject to withholding pursuant to a notice from the Internal Revenue Service for failure to properly include on his or her income tax return payments of interest or dividends. This "backup withholding" is not an additional tax, and any amounts withheld may be credited against the shareholder's ultimate U.S. tax liability.

       Information set forth in the Prospectus and this Statement of Additional Information that relates to federal taxation is only a summary of certain key federal tax considerations generally affecting purchasers of shares of the Victory Portfolios. No attempt has been made to present a complete explanation of the federal tax treatment of the Fund or its shareholders, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential purchasers of shares of the Fund are urged to consult their tax advisers with specific reference to their own tax circumstances. In addition, the tax discussion in the Prospectus and this Statement of Additional Information is based on tax law in effect on the date of the Prospectus and this Statement of Additional Information; such laws and regulations may be changed by legislative, judicial or administrative action, sometimes with retroactive effect.


       As indicated in the Prospectus, the Fund is designed to provide shareholders with current interest income free from federal income taxation. The Fund is not intended to constitute a balanced investment program and is not designed for investors seeking capital appreciation; moreover, the Fund is not designed for investors seeking maximum tax-exempt income irrespective of fluctuations in principal. Shares of the Fund would not be suitable for tax-exempt institutions and may not be suitable for retirement plans qualified under Section 401 of the Code, so-called Keogh or H.R. 10 plans, and individual retirement accounts. Such plans and accounts are generally tax-exempt and, therefore, would not benefit from the fact that dividends from the Fund are tax-exempt; moreover, such dividends would be ultimately taxable to the beneficiaries when distributed to them. In addition, shareholders who under Code section 147(a) are "substantial users" or "related persons" to substantial users with respect to facilities financed through any of the tax-exempt obligations held by the Fund should consult a tax adviser whether exempt-interest dividends would remain excludable from gross income in their hands for federal tax purposes under Section 103 of the Code.



       The Code permits a RIC that invests at least 50% of its assets in tax-exempt Municipal Securities to pass through to its investors, on a tax-exempt basis, net Municipal Securities interest income. The policy of the Fund is to pay each year as dividends substantially all of its Municipal Securities interest income net of certain deductions, but not to exceed in the aggregate the net exempt-interest income received by the Fund during the taxable year. An exempt-interest dividend is any dividend or part thereof (other than a capital gain dividend) paid by the Fund and designated as an exempt-interest dividend in a written notice mailed to shareholders after the close of the Fund's taxable year. The percentage of the total dividends paid for any taxable year which qualifies as federal exempt-interest dividends will be the same for all shareholders receiving dividends from the Fund, respectively, during such year, regardless of the period for which the shares were held.



       While the Fund does not expect to realize any significant amount of long-term capital gains, any net realized capital gains (the excess, if any, of net long-term capital gains over net short-term capital losses) will be distributed annually. Distributions of net capital gain will be taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held the Fund's shares. If a shareholder disposes of shares of the Fund, at a loss, before holding such shares longer than 6 months, the loss will be treated as a long-term capital loss (unless disallowed as specified in the next sentence) to the extent that the shareholder has received a capital gain dividend on the shares. In addition, if a shareholder receives one or more exempt-interest dividends with respect to any share and such share is held for 6 months or less, any loss on the sale or exchange of such share will be disallowed to the extent of the amount of such dividend(s).



       While the Fund does not expect to earn a significant amount of taxable investment income or short-term gains, such income or short-term gains earned by the Fund will be distributed to shareholders and will be taxable to them as ordinary income (whether paid in cash or additional shares).



       As indicated in the Prospectus, the Fund may acquire puts with respect to Municipal Securities held in its portfolio. The policy of the Fund is to limit its acquisition of puts to those under which the Fund will be treated for federal income tax purposes as the owner of the underlying Municipal Securities acquired subject to the put, so that the interest on those Securities Obligations will be tax-exempt to the Fund. Although the Service has issued a published ruling that provides some guidance regarding the tax consequences of the purchase of puts, there is currently no guidance available from the Internal Revenue Service that definitively establishes the tax consequences of many of the types of puts that the Fund could acquire under the 1940 Act. Therefore, although the Fund will only acquire a put after concluding that it will have the tax consequences described above, the Internal Revenue Service could reach a different conclusion. If the Fund were not treated as the owner of the Municipal Securities, income from such securities would probably not be tax-exempt.



       Although the Fund expects to qualify as a RIC and to be relieved of all or substantially all federal income taxes, the Fund may be subject to the tax laws of states or localities in which their offices are maintained, in which their agents or independent contractors are located, or in which they are otherwise deemed to be conducting business, depending upon the extent of its activities in such states and localities. In addition, if for any taxable year the Fund does not qualify for the special federal tax treatment afforded RICs, all of its taxable income will be subject to federal income tax at the Fund level at regular corporate rates (without any deduction for distributions to shareholders). When distributed, such income, as well as the Fund's Municipal Securities interest income, although not taxed at the Fund level would be taxable to shareholders as an ordinary dividend.




                      MANAGEMENT OF THE VICTORY PORTFOLIOS



Board of Trustees



       Overall responsibility for management of the Victory Portfolios rests with the Trustees, who are elected by the shareholders of the Victory Portfolios. The Victory Portfolios are managed by the Trustees in accordance with the laws of the State of Delaware governing business trusts. There are currently seven Trustees, six of whom are not "interested persons" of the Victory Portfolios within the meaning of that term under the 1940 Act. The Trustees, in turn, elect the officers of the Victory Portfolios to supervise actively its day-to-day operations.



       The Trustees of the Victory Portfolios, their addresses, ages and their principal occupations during the past five years are as follows:

                                       Position(s) Held
                                       With the Victory                    Principal Occupation
Name, Address and Age                  Portfolios                          During Past 5 Years
---------------------                  ----------------                    --------------------
Leigh A. Wilson, 51*                   Trustee and                         From 1989 to present, Chairman and
Glenleigh International Ltd.           President                           Chief Executive Officer, Glenleigh
53 Sylvan Road North                                                       International Limited; previously
Westport, CT  06880                                                        Chief Executive Officer, Paribas
                                                                           North America and Paribas
                                                                           Corporation; Trustee, The Victory
                                                                           Funds and Spears, Benzak, Salomon
                                                                           and Farrell ("SBSF") Funds.

Robert G. Brown, 72                    Trustee                             Retired; from October 1983 to
5460 N. Ocean Drive                                                        November 1990, President,
Singer Island, Riviera Beach,                                              Cleveland Advanced Manufacturing
Florida  33404                                                             Program (non-profit corporation
                                                                           engaged in regional economic
                                                                           development).

Edward P. Campbell, 46                 Trustee                             From March 1, 1994 to present,
Nordson Corporation                                                        Executive Vice President and Chief
28601 Clemens Road                                                         Operating Officer of Nordson
Westlake, OH  44145                                                        Corporation (manufacturer of
                                                                           application equipment); from May
                                                                           1988 to March 1994, Vice President
                                                                           of Nordson Corporation; from 1987
                                                                           to December 1994, member of the
                                                                           Supervisory Committee of Society's
                                                                           Collective Investment Retirement
                                                                           Fund; from May 1991 to August
                                                                           1994, Trustee, Financial Reserves
                                                                           Fund and from May 1993 to August
                                                                           1994, Trustee, Ohio Municipal
                                                                           Money Market Fund; Trustee, The
                                                                           Victory Funds and SBSF.



---------------
* Mr. Wilson is deemed to be an "interested person" of the Victory Portfolios under the 1940 Act solely by reason of his position as President.

                                       Position(s) Held
                                       With the Victory                    Principal Occupation
Name, Address and Age                  Funds                               During Past 5 Years
---------------------                  ----------------                    --------------------
Dr. Harry Gazelle, 68                  Trustee                             Retired radiologist, Drs. Hill and
17822 Lake Road                                                            Thomas Corp.; Trustee, The Victory
Lakewood, OH 44107                                                         Funds.

Dr. Thomas F. Morrissey, 62            Trustee                             1995 Visiting Scholar, Bond
Weatherhead School of                                                      University, Queensland, Australia;
   Management                                                              Professor, Weatherhead School of
Case Western Reserve                                                       Management, Case Western Reserve
  University                                                               University; from 1989 to 1995,
10900 Euclid Avenue                                                        Associate Dean of Weatherhead
Cleveland, OH  44106-7235                                                  School of Management and
                                                                           Professor, Case Western Reserve
                                                                           University; from 1987 to December
                                                                           1994, Member of the Supervisory
                                                                           Committee of Society's Collective
                                                                           Investment Retirement Fund; from
                                                                           May  1991 to August 1994, Trustee,
                                                                           Financial Reserves Fund and from
                                                                           May 1993 to August 1994, Trustee,
                                                                           Ohio Municipal Money Market Fund;
                                                                           Trustee, The Victory Funds.

Stanley I. Landgraf, 70                Trustee                             Retired; currently, Trustee,
41 Traditional Lane                                                        Rensselaer Polytechnic Institute;
Albany, NY  12211                                                          Director, Elenel Corporation and
                                                                           Mechanical Technology, Inc.;
                                                                           Member, Board of Overseers, School
                                                                           of Management, Rensselaer
                                                                           Polytechnic Institute; Member, The
                                                                           Fifty Group (a Capital Region
                                                                           business organization); Trustee,
                                                                           The Victory Funds.

H. Patrick Swygert, 52                 Trustee                             President, Howard University;
Howard University                                                          formerly President, State
2400 6th Street, N.W.                                                      University of New York at Albany;
Suite 320                                                                  formerly, Executive Vice
Washington, DC  20059                                                      President, Temple University;
                                                                           Trustee, The Victory Funds.



       The Board presently has an Investment Policy Committee and a Business, Legal, and Audit Committee. The members of the Investment Policy Committee are Messrs. Landgraf (Chairman), Morrissey and Brown, who will serve until May 1996. The function of the Investment Policy Committee is to review the existing investment policies of the Victory Portfolios, including the levels of risk and types of funds available to shareholders, and make recommendations to the Board of Trustees regarding the revision of such policies or, if necessary, the submission of such revisions to the Victory Portfolios' shareholders for their consideration. The members of the Business, Legal and Audit Committee are Messrs. Swygert (Chairman), Campbell and Gazelle who will serve until May 1996.

The function of the Business, Legal and Audit Committee is to recommend independent auditors and monitor accounting and financial matters; to nominate persons to serve as disinterested Trustees and Trustees to serve on committees of the Board; and to review compliance and contract matters.



       The Investment Policy Committee met four times during the 12 months ended October 31, 1995. The Business, Legal and Audit Committee was constituted on May 24, 1995 (and has met twice since then) and replaced the Audit Committee, the Legal Committee and the Nominating Committee, which met three times, one time and one time, respectively, during the 12 month period ended October 31, 1995.



REMUNERATION OF TRUSTEES AND CERTAIN EXECUTIVE OFFICERS



       Effective June 1, 1995, each Trustee (other than Leigh A. Wilson) receives an annual fee of $27,000 for serving as Trustee of all the funds of the Victory Portfolios, and an additional per meeting fee ($2,400 in person and $1,200 per telephonic meeting).



       Effective June 1, 1995, Leigh A. Wilson receives an annual fee of $33,000 for serving as President and Trustee for all of the funds of the Victory Portfolios, and an additional per meeting fee ($3,000 in person and $1,500 per telephonic meeting).



       The following table indicates the compensation received by each Trustee from the Fund and from the Victory "Fund Complex"* for the 12 month period ended October 31, 1995:



                                 Pension or
                                 Retirement             Estimated              Total                Total
                              Benefits Accrued            Annual            Compensation         Compensation
                                     as                  Benefits              from              from Victory
                             Portfolio Expenses      Upon Retirement           Fund            "Fund Complex"*
                             ------------------      ---------------        ------------       ---------------
Robert G. Brown,                     -0-                   -0-               $1,781.03           $39,815.98
  Trustee . . . . . . .

John D. Buckingham,                  -0-                   -0-                  853.51            18,841.89
  Trustee   . . . . . .

Edward P. Campbell,                  -0-                   -0-                1,523.27            33,799.68
  Trustee . . . . . . .

Harry Gazelle,                       -0-                   -0-                1,467.67            35,916.98
  Trustee . . . . . . .

John W. Kemper,                      -0-                   -0-                  853.51            22,567.31
  Trustee # . . . . . .

Stanley I. Landgraf,                 -0-                   -0-                1,523.57            34,615.98
  Trustee . . . . . . .

Thomas F. Morrissey,                 -0-                   -0-                1,523.57            40,366.98
  Trustee . . . . . . .

H. Patrick Swygert,                  -0-                   -0-                1,523.57            37,116.98
  Trustee . . . . . . .

Leigh A. Wilson,                     -0-                   -0-                1,661.60            46,716.97
  Trustee . . . . . . .

John R. Young,                       -0-                   -0-                  900.37            21,963.81
  Trustee # . . . . . .

---------------

#      Resigned



* For certain Trustees, these amounts include compensation received from the Victory Funds (which were reorganized into the Victory Portfolios as of June 5, 1995), the SBSF Funds (the investment adviser of which was acquired by KeyCorp effective April, 1995) and Society's Collective Investment Retirement Funds, which were reorganized into the Victory Balanced Fund and Victory Government Mortgage Fund as of December 19, 1994. There are presently 28 mutual funds from which the above-named Trustees are compensated in the Victory "Fund Complex," but not all of the above-named Trustees serve on the boards of each fund in the "Fund Complex."



Officers



              The officers of the Victory Portfolios, their addresses, ages and principal occupations during the past five years are as follows:



                                     Position with the                    Principal occupation
  Name                               Victory Portfolios                   during past 5 years
  ----                               ------------------                   --------------------
Leigh A. Wilson, 51                  President and Trustee                From 1989 to  present, Chairman and
Glenleigh International Ltd.                                              Chief Executive Officer,  Glenleigh
53 Sylvan Road North                                                      International  Limited;  from 1984-
Westport, CT  06880                                                       1989,   Chief   Executive  Officer,
                                                                          Paribas  North America  and Paribas
                                                                          Corporation; Trustee to The Victory
                                                                          Funds and SBSF Funds.

William B. Blundin, 57               Vice President                       Senior Vice President of BISYS Fund
BISYS Fund Services                                                       Services;    officer    of    other
125 West 55th Street                                                      investment  companies  administered
New York, New York 10019                                                  by  BISYS Fund  Services; President
                                                                          and  Chief   Executive  Officer  of
                                                                          Vista Broker-Dealer Services, Inc.,
                                                                          Emerald Asset  Management, Inc. and
                                                                          BNY  Hamilton  Distributors,  Inc.,
                                                                          registered broker/dealers.

J. David Huber, 49                   Vice President                       Executive  Vice  President,   BISYS
BISYS Fund Services                                                       Fund Services.
3435 Stelzer Road
Columbus, OH 43219-3035

Scott A. Englehart, 33               Secretary                            From   October  1990   to  present,
BISYS Fund Services                                                       employee  of  BISYS  Fund Services,
3435 Stelzer Road                                                         Inc.; from  1985 to  October  1990,
Columbus, OH 43219-3035                                                   Manager  of  Banking  Center, Fifth
                                                                          Third Bank.

George O. Martinez, 36               Assistant Secretary                  From March 1995  to present, Senior
BISYS Fund Services                                                       Vice  President   and  Director  of
3435 Stelzer Road                                                         Legal   and   Compliance  Services,
Columbus, OH 43219-3035                                                   BISYS  Fund   Services;  from  June
                                                                          1989-March 1995, Vice President and
                                                                          Associate General Counsel, Alliance
                                                                          Capital Management.

Martin R. Dean, 32                   Treasurer                            From May 1994  to present, employee
BISYS Fund Services                                                       of   BISYS   Fund   Services;  from
3435 Stelzer Road                                                         January 1987 -  April 1994,  Senior
Columbus, OH 43219-3035                                                   Manager, KPMG Peat Marwick.

Adrian J. Waters, 33                 Assistant Treasurer                  From May 1993  to present, employee
BISYS Fund Services (Ireland)                                             of BISYS Fund  Services; from 1989-
Limited                                                                   May     1993,     Manager,    Price
ITI House                                                                 Waterhouse.
12 Earlsfort Terrace
Dublin 2, Ireland



         The mailing address of each of the officers of the Victory Portfolios is 3435 Stelzer Road, Columbus, Ohio 43219-3035.



         The officers of the Victory Portfolios (other than Leigh Wilson) receive no compensation directly from the Victory Portfolios for performing the duties of their offices. BISYS Fund Services, Inc. receives fees from the Victory Portfolios for acting as Administrator.



         As of January 1, 1996, the Trustees and officers as a group owned beneficially less than 1% of the Fund.



Investment Adviser and Sub-Adviser
Estimated Annual



         Key Advisers was organized as an Ohio corporation on July 27, 1995 and is registered as an investment adviser under the Investment Advisers Act of 1940. It is a wholly-owned subsidiary of KeyCorp Asset Management Holdings, Inc., which is a wholly- owned subsidiary of Society National Bank, a wholly-owned subsidiary of KeyCorp. Affiliates of Key Advisers manage approximately $37 billion for numerous clients including large corporate and public retirement plans, Taft-Hartley plans, foundations and endowments, high net worth individuals and mutual funds.



         KeyCorp, a financial services holding company, is headquartered at 127 Public Square, Cleveland, Ohio 44114. As of September 30, 1995, KeyCorp had an asset base of $68 billion, with banking offices in 26 states from Maine to Alaska, and trust and investment offices in 16 states. KeyCorp is the resulting entity of the merger in 1994 of Society Corporation, the bank holding company of which Society National Bank was a wholly-owned subsidiary, and KeyCorp, the former bank holding company. KeyCorp's major business activities include providing traditional banking and associated financial services to consumer, business and commercial markets. Its non-bank subsidiaries include investment advisory, securities brokerage, insurance, bank credit card processing, and mortgage leasing companies. Society National Bank is the lead affiliate bank of KeyCorp.



         The following schedule lists the advisory fees for each mutual fund that is advised by Key Advisers.



         .25 OF 1% OF AVERAGE DAILY NET ASSETS
                 Victory Institutional Money Market Fund*

         .35 OF 1% OF AVERAGE DAILY NET ASSETS
                 Victory Prime Obligations Fund*
                 Victory U.S. Government Obligations Fund*
                 Victory Tax-Free Money Market Fund*



         .50 OF 1% OF AVERAGE DAILY NET ASSETS
                 Victory Ohio Municipal Money Market Fund*
                 Victory Limited Term Income Fund*
                 Victory Government Mortgage Fund*
                 Victory Financial Reserves Fund*
                 Victory Fund for Income #



         .55 OF 1% OF AVERAGE DAILY NET ASSETS
                 Victory National Municipal Bond Fund*
                 Victory Government Bond Fund*
                 Victory New York Tax-Free Fund*



         .60 OF 1% OF AVERAGE DAILY NET ASSETS
                 Victory Ohio Municipal Bond Fund*
                 Victory Stock Index Fund*



         .65 OF 1% OF AVERAGE DAILY NET ASSETS
                 Victory Diversified Stock Fund*



         .75 OF 1% OF AVERAGE DAILY NET ASSETS
                 Victory Intermediate Income Fund*
                 Victory Investment Quality Bond Fund*
                 Victory Ohio Regional Stock Fund*



         1% OF AVERAGE DAILY NET ASSETS
                 Victory  Balanced Fund*
                 Victory Value Fund*
                 Victory Growth Fund*
                 Victory Special Value Fund*
                 Victory Special Growth Fund+



         1.10% OF AVERAGE DAILY ASSETS
                 Victory International Growth Fund*




         # First Albany Asset Management Corporation serves as sub-adviser to the Victory Fund for Income, for which it receives .20% of average daily net assets.



         + T. Rowe Price Associates, Inc. serves as sub-adviser to the Victory Special Growth Fund, for which it receives .25% of average daily net assets up to $100 million and .20% of average daily net assets in excess of $100 million.



         * Society Asset Management, Inc. (the Sub-Adviser) serves as subadviser to each of these funds. For its services under the investment sub-advisory agreement, Key Advisers pays the Sub-Adviser sub-advisory fees at rates (based on an annual percentage of average daily net assets) which vary according to the table set forth below:

For the Victory Balanced Fund, Diversified Stock Fund, Growth Fund, Stock Index Fund and Value Fund:



                               Rate of
      Net Assets          Sub-Advisory Fee*
      ----------          -----------------
Up to $10,000,000              0.65%

Next $15,000,000               0.50%

Next $25,000,000               0.40%

Above $50,000,000              0.35%




For the Victory International Growth Fund, Ohio Regional Stock Fund and Special Value Fund:



                               Rate of
      Net Assets          Sub-Advisory Fee*
      ----------          -----------------
Up to $10,000,000              0.90%

Next $15,000,000               0.70%

Next $25,000,000               0.55%

Above $50,000,000              0.45%




For the Victory Intermediate Income Fund, Investment Quality Bond Fund, Limited Term Income Fund, Ohio Municipal Bond Fund, Government Bond Fund, Government Mortgage Fund, National Municipal Bond Fund and New York Tax-Free Fund:



                               Rate of
      Net Assets          Sub-Advisory Fee*
      ----------          -----------------
Up to $10,000,000              0.40%

Next $15,000,000               0.30%

Next $25,000,000               0.25%

Above $50,000,000              0.20%




For the Victory Prime Obligations Fund, Tax-Free Money Market Fund, U.S. Government Obligations Fund, Financial Reserves Fund, Institutional Money Market Fund and Ohio Municipal Money Market Fund:



                               Rate of
      Net Assets          Sub-Advisory Fee*
      ----------          -----------------
Up to $10,000,000              0.25%

Next $15,000,000               0.20%

Next $25,000,000               0.15%

Above $50,000,000              0.125%



---------------

* As a percentage of average daily net assets. The Sub-Adviser has the right to voluntarily waive any portion of the sub-advisory fee from time to time.




                          ADVISORY AND OTHER CONTRACTS



         Unless sooner terminated, the Investment Advisory Agreement between Key Advisers and the Fund provides that it will continue in effect as to the Fund for an initial two-year term and for consecutive one-year terms thereafter, provided that such continuance is approved at least annually by the Victory Portfolios' Trustees or by vote of a majority of the outstanding shares of such Fund (as defined under "GENERAL INFORMATION - Miscellaneous" in the Prospectus), and, in either case, by a majority of the Trustees who are not parties to the Investment Advisory Agreement or interested persons (as defined in the 1940 Act) of any party to the Investment Advisory Agreement, by votes cast in person at a meeting called for such purpose.



         The Investment Advisory Agreement is terminable as to the Fund at any time on 60 days' written notice without penalty by the Trustees, by vote of a majority of the outstanding shares of that Fund, or by Key Advisers. The Investment Advisory Agreement also terminates automatically in the event of any assignment, as defined in the 1940 Act.

         The Investment Advisory Agreement provides that Key Advisers shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of services pursuant to the Investment Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of Key Advisers in the performance of its duties, or from reckless disregard by it of either duties and obligations thereunder.



         Under the Investment Advisory Agreement, Key Advisers has agreed to provide the investment advisory services described in the Prospectus. For the services provided and expenses assumed pursuant to the Investment Advisory Agreement, the Fund pays Key Advisers a fee, computed daily and paid monthly, at the annual rate of thirty-five one-hundredths of one percent (.35%) of the average daily net assets of the Fund.



         Prior to January, 1993, Society National Bank served as investment adviser to the Fund. From January, 1993 to December 31, 1995, Society Asset Management, Inc. served as investment adviser to the Fund. For the fiscal years ended October 31, 1993, 1994 and 1995 the Fund paid investment advisory fees of $627,366, $707,270, and $_________, respectively after fee reductions of $22,975, $34,905 and $______ respectively.



         Under the Investment Advisory Agreement, Key Advisers may delegate a portion of its responsibilities to a subadviser. In addition, the investment advisory agreement provides that Key Advisers may render services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser of the Fund and are under the common control of KeyCorp as long as all such persons are functioning as part of an organized group of persons, managed by authorized officers of Key Advisers.



         Key Advisers has entered into an investment sub-advisory agreement with its affiliate, Society Asset Management, Inc. on behalf of the Fund. The Sub-Adviser is a wholly-owned subsidiary of KeyCorp Asset Management Holdings, Inc. With respect to the day to day management of the Fund, under the sub-advisory agreement, the Sub-Adviser makes decisions concerning, and places all orders for, purchases and sales of securities and helps maintain the records relating to such purchases and sales. The Sub-Adviser may, in its discretion, provide such services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser to the Company under applicable laws and are under the common control of KeyCorp; provided that (i) all persons, when providing services under the sub-advisory agreement, are functioning as part of an organized group of persons, and (ii) such organized group of persons is managed at all times by authorized officers of the Sub-Adviser. This arrangement will not result in the payment of additional fees by the Fund.


Glass-Steagall Act

         In 1971 the United States Supreme Court held in Investment Company Institute v. Camp that the federal statute commonly referred to as the Glass-Steagall Act prohibits a national bank from operating a fund for the collective investment of managing agency accounts. Subsequently, the Board of Governors of the Federal Reserve System (the "Board") issued a regulation and interpretation to the effect that the Glass-Steagall Act and such decision:
(a) forbid a bank holding company registered under the Federal Bank Holding Company Act of 1956 (the "Holding Company Act") or any non-bank affiliate thereof from sponsoring, organizing, or controlling a registered, open-end investment company continuously engaged in the issuance of its shares, but (b) do not prohibit such a holding company or affiliate from acting as investment adviser, transfer agent, and custodian to such an investment company. In 1981 the United States Supreme Court held in Board of Governors of the Federal Reserve System v. Investment Company Institute that the Board did not exceed its authority under the Holding Company Act when it adopted its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisers to registered closed-end investment companies.
In the Board of Governors case, the Supreme Court also stated that if a national bank complied with the restrictions imposed by the Board in its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisers to investment companies, a national bank performing investment advisory services for an investment company would not violate the Glass-Steagall Act.

         Key Advisers and the Sub-Adviser believe that they may perform the services for the Victory Portfolios contemplated by the Prospectus, this Statement of Additional Information, and the Investment Advisory Agreement (and Sub-Advisory Agreement) with the Victory Portfolios without violation of applicable statutes and regulations and has so represented in its Investment Advisory (and Sub-Advisory Agreement) with the Victory Portfolios. Key Trust Company of Ohio, N. A. believes that it may perform the services for the Victory Portfolios contemplated by the Prospectus, this Statement of Additional Information, and the Shareholder Servicing Agreement with the Victory Portfolios (as described below) without violation of applicable statutes and regulations and has so represented in such Shareholder Servicing Agreement. Future changes in either federal or state statutes and regulations relating to the permissible activities of banks or bank holding companies and the subsidiaries or affiliates of those entities, as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations, could prevent or restrict Key Trust Company of Ohio, N. A., Key Advisers or the Sub-Adviser from continuing to perform such services for the Victory Portfolios. Depending upon the nature of any changes in the services which could be provided by Key Trust Company of Ohio, N. A., Key Advisers or the Sub-Adviser; the Trustees of the Victory Portfolios would review the Victory Portfolios' relationship with Key Trust Company of Ohio, N. A., Key Advisers or the Sub-Adviser and consider taking all action necessary in the circumstances.



         Should future legislative, judicial, or administrative action prohibit or restrict the proposed activities of Key Trust Company of Ohio, N. A., Key Advisers or the Sub-Adviser and its affiliated and correspondent banks and other non-bank affiliates in connection with customer purchases of shares of the Victory Portfolios, the banks and such non-bank affiliates might be required to alter materially or discontinue the services offered by them to customers. It is not anticipated, however, that any change in the Victory Portfolios' method of operations would affect its net asset value per share or result in financial losses to any customer.



         From time to time, advertisements, supplemental sales literature and information furnished to present or prospective shareholders of the Fund may include descriptions of Key Trust Company of Ohio, N. A., Key Advisers and the Sub-Adviser including, but not limited to, (i) descriptions of the operations of Key Trust Company of Ohio, N. A., Key Advisers and the Sub-Adviser; (ii) descriptions of certain personnel and their functions; and (iii) statistics and rankings related to the operations of Key Trust Company of Ohio, N. A., Key Advisers and the Sub-Adviser.



Portfolio Transactions



         Pursuant to the Investment Advisory Agreement (and Sub-Advisory Agreement), Key Advisers or the Sub-Adviser determines, subject to the general supervision of the Trustees of the Victory Portfolios, and in accordance with the Fund's investment objective and restrictions, which securities are to be purchased and sold by the Fund, and which brokers are to be eligible to execute its portfolio transactions.



         Purchases and sales of portfolio securities of the Fund usually are principal transactions; portfolio securities for the Fund are normally purchased directly from the issuer or from an underwriter or market maker for the securities. While Key Advisers and the Sub-Adviser generally see competitive spreads or commissions, the Fund may not necessarily pay the lowest spread or commission available on each transaction, for reasons discussed below.



         Allocation of transactions to dealers is determined by Key Advisers or the Sub-Adviser in their best judgment and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. Subject to this consideration, dealers who provide supplemental investment research to Key Advisers or the Sub-Adviser may receive orders for transactions by the Victory Portfolios. Information so received is in addition to and not in lieu of services required to be performed by Key Advisers or the Sub-Adviser and does not reduce the advisory fees payable to Key Advisers by the Victory Portfolios. Such information may be useful to Key Advisers or the Sub-Adviser in serving both the Victory Portfolios and other clients and, conversely, such supplemental research information obtained by the placement of orders on behalf of other clients may be useful to Key Advisers or the Sub-Adviser in carrying out its obligations to the Victory Portfolios. In the future, the Trustees may also authorize the allocation of brokerage to affiliated broker-dealers on an agency basis to effect portfolio transactions. In such event, the Trustees will adopt procedures incorporating the standards of Rule 17e-1 under the 1940 Act, which requires that the commission paid to affiliated broker-dealers be "reasonable and fair compared to the commission, fee or other remuneration received, or to be received, by other brokers in connection with comparable transactions involving similar securities during a comparable period of time." At times, the Fund may also purchase portfolio securities directly from dealers acting as principals, underwriters or market makers. As these transactions are usually conducted on a net basis, no brokerage commissions are paid by the Fund.



         The Victory Portfolios will not execute portfolio transactions through, acquire portfolio securities issued by, make savings deposits in, or enter into repurchase or reverse repurchase agreements with Key Advisers, the Sub-Adviser, Key Trust Company of Ohio, N.A. or its affiliates, Concord Holding Corporation, Victory Broker-Dealer Services, Inc. or their affiliates, and will not give preference to Key Trust Company of Ohio, N.A.'s correspondent banks or affiliates, or Concord Holding Corporation or Victory Broker-Dealer Services, Inc. with respect to such transactions, securities, savings deposits, repurchase agreements, and reverse repurchase agreements.



         Investment decisions for the Fund are made independently from those for the other funds or any other investment company or account managed by Key Advisers (or Society). Any such other investment company or account may also invest in the same securities as a particular fund. When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and another fund, investment company or account, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which Key Advisers (or Society) believes to be equitable to the Fund and such other fund, investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained by the Fund. To the extent permitted by law, Key Advisers (or Society) may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for the other funds or for other investment companies or accounts in order to obtain best execution. As provided by the Investment Advisory (and Sub-Advisory) Agreement, in making investment recommendations for the Victory Portfolios, Key Advisers (or Society) will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by a Fund is a customer of Society, its parents or subsidiaries or affiliates and, in dealing with their commercial customers, Key Advisers (Society), its parents, subsidiaries, and affiliates will not inquire or take into consideration whether securities of such customers are held by the Victory Portfolios.



         In the fiscal years ended October 31, 1993, 1994 and 1995, the Fund paid $_______, $_______ and $_______, respectively, in brokerage commissions.



Business Management Agreement



         In connection with its obligations under the Investment Sub-Advisory Agreement, the Sub-Adviser has entered into a Business Management Agreement with Key Advisers, pursuant to which Key Advisers provides certain administrative and support services to the Sub-Adviser. Such services include preparing reports to the Victory Portfolios' Board of Trustees, recordkeeping services, and services rendered in connection with the preparation of regulatory filings and other reports, and regulatory and other administrative and compliance systems and support services.



         For such services to the Fund, the Sub-Adviser pays fees to Key Advisers which vary according to a sliding scale containing "breakpoints" at which decreases in the business management fees correspond to increases in the average daily net asset values of the Fund as follows:



                                                           Rate of Business
                Net Assets of the Fund                     Management Fee*
                ----------------------                     ----------------
                Up to $10,000,000                               0.20%
                Next $15,000,000                                0.15%
                Next $25,000,000                                0.10%
                Above $50,000,000                               0.075%



---------------

*        As a percentage of average daily net assets.

Administrator



         Currently, Concord Holding Corporation ("CHC") serves as general
manager and administrator (the "Administrator") to the Fund.   The
Administrator assists in supervising all operations of the Fund (other than those performed by Key Advisers or the Sub- Adviser under the Investment Advisory Agreement and Sub-Advisory Agreement. Prior to June, 1995, The Winsbury Company ("Winsbury") served as the Fund's administrator.



         CHC receives a fee from the Fund for its services as Administrator and expenses assumed pursuant to the Administration Agreements, calculated daily and paid monthly, at the annual rate of fifteen one hundredths of one percent (.15%) of the Fund's average daily net assets. CHC may periodically waive all or a portion of its fee with respect to the Fund in order to increase the net income of the Fund available for distribution as dividends.



         Unless sooner terminated, the Administration Agreement will continue in effect as to the Fund for a period of two years, and for consecutive one-year terms thereafter, provided that such continuance is ratified at least annually by the Victory Portfolios' Board of Trustees or by vote of a majority of the outstanding shares of the Fund, and in either case by a majority of the Trustees who are not parties to the Administration Agreement or interested persons (as defined in the 1940 Act) of any party to the Administration Agreement, by votes cast in person at a meeting called for such purpose.



         The Administration Agreement provides that CHC shall not be liable for any error of judgment or mistake of law or any loss suffered by the Victory Portfolios in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith, or gross negligence in the performance of its duties, or from the reckless disregard by it of its obligations and duties thereunder.



         Under the Administration Agreement, CHC assists in the Fund's administration and operation, including providing statistical and research data, clerical services, internal compliance and various other administrative services, including among other responsibilities, forwarding certain purchase and redemption requests to the Transfer Agent, participation in the updating of the prospectus, coordinating the preparation, filing, printing and dissemination of reports to shareholders, coordinating the preparation of income tax returns, arranging for the maintenance of books and records and providing the office facilities necessary to carry out the duties thereunder. Under the Administration Agreement, CHC may delegate all or any part of its responsibilities thereunder.



         In the fiscal years ended October 31, 1993, 1994 and 1995, the Fund paid to Winsbury and CHC aggregate administration fees of $268,871, $306,609 and $_______, respectively, after fee reductions of $1,413, $12,066 and $_______, respectively.



Distributor



         Victory Broker-Dealer Services, Inc. (the "Distributor") serves as distributor for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Victory Portfolios. Unless otherwise terminated, the Distribution Agreement will remain in effect with respect to the Fund for two years, and thereafter for consecutive one-year terms, provided that it is approved at least annually (i) by the Victory Portfolios' Board of Trustees or by the vote of a majority of the outstanding shares of the Fund, and (ii) by the vote of a majority of the Trustees of the Victory Portfolios who are not parties to the Distribution Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate in the event of its assignment, as defined in the 1940 Act. For the Fund's fiscal years ended October 31, 1993, 1994 and 1995, Winsbury received $_______, $______ and $_______, respectively, in underwriting commissions, and retained $____ and $____, respectively.



Shareholder Servicing Plan



         The Victory Portfolios, on behalf of the Fund, has adopted a Shareholder Servicing Plan to provide payments to shareholder servicing agents (each a "Shareholder Servicing Agent") that provide administrative support services to customers who may from time to time beneficially own shares, which services include: (i) aggregating and processing purchase and redemption requests for shares from customers and promptly transmitting net purchase and redemption orders to our distributor or transfer agent; (ii) providing customers with a service that invests the assets of their accounts in shares pursuant to specific or pre-authorized instructions; (iii) processing dividend and distribution payments on behalf of customers; (iv) providing information periodically to customers showing their positions in shares; (v) arranging for bank wires; (vi) responding to customer inquiries; (vii) providing subaccounting with respect to shares beneficially owned by customers or providing the information to the Victory Portfolios necessary for subaccounting; (viii) if required by law, forwarding shareholder communications from us (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to customers; (ix) forwarding to customers proxy statements and proxies containing any proposals regarding this Plan; and (x) providing such other similar services as we may reasonably request to the extent you are permitted to do so under applicable statutes, rules or regulations. For expenses incurred and services provided pursuant to the Shareholder Servicing Agreement, the Fund pays each Shareholder Servicing Agent a fee computed daily and paid monthly, in amounts aggregating not more than twenty-five one-hundredths of one percent (.25%) of the average daily net assets of the Fund per year. A Shareholder Servicing Agent may periodically waive all or a portion of its respective shareholder servicing fees with respect to the Fund to increase the net income of the Fund available for distribution as dividends.



Expenses



         The Fund bears the following expenses relating to its operations: taxes, interest, brokerage fees and commissions, fees of the Trustees of the Victory Portfolios, Commission fees, state securities qualification fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to current shareholders, outside auditing and legal expenses, advisory and administration fees, fees and out-of-pocket expenses of the custodian and transfer agent, certain insurance premiums, costs of maintenance of the Fund's existence, costs of shareholders' reports and meetings, and any extraordinary expenses incurred in the Fund's operation.



         If total expenses borne by the Fund in any fiscal year exceeds expense limitations imposed by applicable state securities regulations, Key Advisers, the Sub-Adviser or the Administrator will waive their fees to the extent such excess expenses exceed such expense limitation in proportion to their respective fees. As of the date of this Statement of Additional Information, the most restrictive expense limitation applicable to the Fund limits its aggregate annual expenses, including management and advisory fees but excluding interest, taxes, brokerage commissions, and certain other expenses, to 2.5% of the first $30 million of its average net assets, 2.0% of the next $70 million of its average net assets, and 1.5% of its remaining average net assets. Any expenses to be borne by Key Advisers, Sub-Adviser or the Administrator will be estimated daily and reconciled and paid on a monthly basis. Fees imposed upon customer accounts by Key Advisers, the Sub-Adviser, Key Trust Company of Ohio, N.A. or its correspondents, affiliated banks and other non-bank affiliates for cash management services are not fund expenses for purposes of any such expense limitation.



Fund Accountant



         BISYS Fund Services Ohio, Inc. serves as fund accountant for the Fund pursuant to a fund accounting agreement with the Victory Portfolios dated May 31, 1995 (the "Fund Accounting Agreement"). As fund accountant for the Victory Portfolios, BISYS Fund Services Ohio, Inc. calculates the Fund's Portfolios' net asset value, the dividend and capital gain distributions, if any, and the yield. BISYS Fund Services Ohio, Inc. also provides a current security position report, a summary report of transactions and pending maturities, a current cash position report, and maintains the general ledger accounting records for the Fund. Under the Fund Accounting Agreement, BISYS Fund Services Ohio, Inc. is entitled to receive annual fees of .03% of the first $100 million of the Fund's daily average net assets, .02% of the next $100 million of the Fund's daily average net assets, and .01% of the Fund's remaining daily average net assets. These annual fees are subject to a minimum monthly assets charge of $2,917 per tax-free fund, and do not include out-of-pocket expenses or multiple class charges of $833 per month assessed for each class of shares after the first class. In the fiscal years ended October 31, 1993, 1994 and 1995, the Victory Portfolios paid The Winsbury Service Corporation fund accounting fees (after fee waivers) of $107,548, $129,044 and $_______, respectively, for the Fund.

Custodian



         Cash and securities owned by the Fund are held by Key Trust Company of Ohio, N.A. as custodian. Key Trust Company of Ohio, N.A. serves as custodian to the Fund pursuant to a Custodian Agreement dated May 24, 1995. Under this Agreement, Key Trust Company of Ohio, N.A. (i) maintains a separate account or accounts in the name of the Fund; (ii) makes receipts and disbursements of money on behalf of the Fund; (iii) collects and receives all income and other payments and distributions on account of portfolio securities; (iv) responds to correspondence from security brokers and others relating to its duties; and (v) makes periodic reports to the Victory Portfolios' Trustees concerning the Victory Portfolios' operations. Key Trust Company of Ohio, N.A. may, with the approval of the Victory Portfolios and the custodian's own expense, open and maintain a sub-custody account or accounts on behalf of the Fund, provided that Key Trust Company of Ohio, N.A. shall remain liable for the performance of all of its duties under the Custodian Agreement.



Transfer Agent



         Primary Funds Service Corporation ("PFSC") serves as transfer agent and dividend disbursing agent for the Fund, pursuant to a Transfer Agency and Shareholder Servicing Agreement. Under its agreement with the Victory Portfolios, PFSC has agreed (i) to issue and redeem shares of the Victory Portfolios; (ii) to address and mail all communications by the Victory Portfolios to its shareholders, including reports to shareholders, dividend and distribution notices, and proxy material for its meetings of shareholders;
(iii) to respond to correspondence or inquiries by shareholders and others relating to its duties; (iv) to maintain shareholder accounts and certain sub-accounts; and (v) to make periodic reports to the Victory Portfolios' Trustees concerning the Victory Portfolios' operations. For the services provided under the Transfer Agency and Shareholder Servicing Agreement, PFSC receives a maximum monthly fee of $1,250 from the Fund, and a maximum of $3.50 per account of the Fund.



Auditors



         The financial highlights appearing in the Prospectus for the Fund, other than unaudited information marked as such, has been derived from financial statements of the Fund incorporated by reference in this Statement of Additional Information which, for the two month period ended October 31, 1995 and fiscal year ended August 31, 1995, has been audited by Coopers & Lybrand L.L.P. as set forth in their report incorporated by reference herein, and are included in reliance upon such report and on the authority of such firm as experts in auditing and accounting. Information for the fiscal year ended August 31, 1994 has been audited by KPMG Peat Marwick L.L.P. independent accountants for the Predecessor Fund, as set forth in their report incorporated by reference herein, and are included in reliance upon such report and on the authority of such firm as experts in auditing and accounting. Information for all other periods has been audited by Ernst & Young, L.L.P., independent accountants to the predecessor to the Predecessor Fund. Coopers & Lybrand L.L.P. serves as the Victory Portfolios' auditors. Coopers & Lybrand L.L.P.'s address is 100 East Broad Street, Columbus, Ohio 43215.



Legal Counsel

         Kramer, Levin, Naftalis, Nessen, Kamin & Frankel, 919 Third Avenue, New York, New York 10022 is counsel to the Victory Portfolios.



                             ADDITIONAL INFORMATION



Description of Shares



          The Victory Portfolios (sometimes referred to as the "Trust") is a Delaware business trust. Its Delaware Trust Instrument was adopted on December 6, 1995 and a certificate of Trust for the Trust was filed in Delaware on December __, 1995. On February 29, 1996, the Victory Portfolios converted from a Massachusetts business trust to a Delaware business trust.

         The previously effective Massachusetts Declaration of Trust, pursuant to which the Victory Portfolios was originally called the North Third Street Fund, was filed with the Secretary of State of the Commonwealth of Massachusetts on February 6, 1986. On September 22, 1986, an Amended and Restated Declaration of Trust was filed to change the name of the Trust to The Emblem Fund and to make certain other changes. A second amendment was filed October 23, 1986 providing for voting of shares in the aggregate except where voting of shares by series is otherwise required by law. An amendment to the Amended and Restated Declaration of Trust was filed on March 15, 1993 to change the name of the Trust to The Society Funds. An Amended and Restated Declaration of Trust was then filed on September 2, 1994 to change the name of the Trust to The Victory Portfolios.



         The currently effective Delaware Trust Instrument authorizes the Trustees to issue an unlimited number of shares, which are units of beneficial interest, without par value. The Victory Portfolios presently has twenty-eight series of shares, which represent interests in the U.S. Government Obligations Fund, the Prime Obligations Fund, the Tax-Free Money Market Fund, the Balanced Fund, the Stock Index Fund, the Value Fund, the Diversified Stock Fund, the Growth Fund, the Special Value Fund, the Special Growth Fund, the Ohio Regional Stock Fund, the International Growth Fund, the Limited Term Income Fund, the Government Mortgage Fund, the Ohio Municipal Bond Fund, the Intermediate Income Fund, the Investment Quality Bond Fund, the Florida Tax-Free Bond Fund, the Municipal Bond Fund, the Convertible Securities Fund, the Short-Term U.S. Government Income Fund, the Government Bond Fund, the Fund for Income, the National Municipal Bond Fund, the New York Tax-Free Fund, the Institutional Money Market Fund, the Financial Reserves Fund and the Ohio Municipal Money Market Fund, respectively. The Victory Portfolios' Delaware Trust Instrument authorizes the Trustees to divide or redivide any unissued shares of the Victory Portfolios into one or more additional series by setting or changing in any one or more respects their respective preferences, conversion or other rights, voting power, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption.


         Shares have no subscription or preemptive rights and only such conversion or exchange rights as the Trustees may grant in their discretion. When issued for payment as described in the Prospectus and this Statement of Additional Information, the Victory Portfolios' shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of the Victory Portfolios, shares of the Fund are entitled to receive the assets available for distribution belonging to the Fund, and a proportionate distribution, based upon the relative asset values of the respective funds of the Victory Portfolios, of any general assets not belonging to any particular fund which are available for distribution.

         As described in the Prospectus under the caption "ADDITIONAL INFORMATION -- Voting Rights," shares of the Victory Portfolios are entitled to one vote per share (with proportional voting for fractional shares) on such matters as shareholders are entitled to vote. On any matter submitted to a vote of the shareholders, all shares are voted separately by individual series (funds), and whenever the Trustees determine that the matter affects only certain series, may be submitted for a vote by only such series, except (i) when required by the 1940 Act, shares are voted in the aggregate and not by individual series; and (ii) when the Trustees have determined that the matter affects the interests of more than one series and that voting by shareholders of all series would be consistent with the 1940 Act, then the shareholders of all such series shall be entitled to vote thereon (either by individual series or by shares voted in the aggregate, as the Trustees in their discretion may determine). The Trustees may also determine that a matter affects only the interests of one or more classes of a series, in which case (or if required under the 1940 Act) such matter shall be voted on by such class or classes. There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees have been elected by the shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. In addition, Trustees may be removed from office by a vote of the holders of at least two-thirds of the outstanding shares of the Victory Portfolios. A meeting shall be held for such purpose upon the written request of the holders of not less than 10% of the outstanding shares. Upon written request by ten or more shareholders meeting the qualifications of Section 16(c) of the 1940 Act, (i.e., person who have been shareholders for at least six months, and who hold shares having an NAV of at least $25,000 or constituting 1% of the outstanding shares) stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Victory Portfolios will provide a list of shareholders or disseminate appropriate materials (at the expense of the requesting shareholders). Except as set forth above, the Trustees shall continue to hold office and may appoint their successors.

         Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Victory Portfolios shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each fund of the Victory Portfolios affected by the matter. For purposes of determining whether the approval of a majority of the outstanding shares of a fund will be required in connection with a matter, a fund will be deemed to be affected by a matter unless it is clear that the interests of each fund in the matter are identical, or that the matter does not affect any interest of the fund. Under Rule 18f-2, the approval of an investment advisory agreement or any change in investment policy would be effectively acted upon with respect to a fund only if approved by a majority of the outstanding shares of such fund. However, Rule 18f-2 also provides that the ratification of independent public accountants, the approval of principal underwriting contracts, and the election of Trustees may be effectively acted upon by shareholders of all of the Victory Portfolios voting without regard to series.


Shareholder and Trustee Liability



         The Delaware Business Trust Act provides that a shareholder of a Delaware business trust shall be entitled to the same limitation of personal liability extended to shareholders of Delaware corporations. The Delaware Trust Instrument also provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his or her being or having been a shareholder. The Delaware Trust Instrument also provides that the Victory Portfolios shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Victory Portfolios, and shall satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered to be extremely remote.



         The Delaware Trust Instrument states further that no Trustee, officer, or agent of the Victory Portfolios shall be personally liable in connection with the administration or preservation of the assets of the funds or the conduct of the Victory Portfolios' business; nor shall any Trustee, officer, or agent be personally liable to any person for any action or failure to act except for his own bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties. The Declaration of Trust also provides that all persons having any claim against the Trustees or the Victory Portfolios shall look solely to the assets of the Victory Portfolios for payment.



Calculation of Performance Data



         Based on the seven-day period ended October 31, 1995 (the "base period"), the yield and effective yield was ____% and ____%, respectively for the Fund. The Fund's yield is computed by determining the percentage net change, excluding capital changes, in the value of an investment in one share of the Fund over the base period, and multiplying the net change by 365/7 (or approximately 52 weeks). The Fund's effective yield represents a compounding of the yield by adding 1 to the number representing the percentage change in value of the investment during the base period, raising that sum to a power equal to 365/7, and subtracting 1 from the result.



         Based on the base period ending October 31, 1995, the tax equivalent yield for the Fund was ____%, and its tax equivalent effective yield was ____%. The tax equivalent yield for the Fund is computed by dividing that portion of the Fund's yield which is tax-exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the yield of the Fund that is not tax-exempt. The tax equivalent effective yield for the Fund is computed by dividing that portion of the effective yield of the Fund which is tax-exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the effective yield of the Fund that is not tax-exempt.



         Performance information showing the Fund's total return may be presented, from time to time, in advertising and sales literature.



         For the one year period ended October 31, 1995, the average annual total return of the Fund was ____%. The average annual total return for the Fund for the five year period ended October 31, 1995 was ____%. The average annual return for the Fund from commencement of operations (______ __, 19__) through October 31, 1995 was ____%.

         The Fund's average annual total return was determined by calculating the change in the value of a hypothetical $1,000 investment in the Fund for each of the periods shown. This figure is computed by determining the average annual compounded rate of return over the applicable period that would equate the initial amount invested to the ending redeemable value of the investment. The ending redeemable value includes dividends and capital gain distributions reinvested at net asset value. The resulting percentages indicated the positive or negative investment results that an investor would have experienced from changes in share price and reinvestment of dividends and capital gains distributions.



         Current yields will fluctuate, from time to time, and are not necessarily representative of future results. Accordingly, the Fund's yield may not provide a basis for comparison with bank deposits or other investments that pay a fixed return for a stated period of time. Yield is a function of the portfolio's quality, composition, and maturity, as well as expenses allocated to the Fund. Fees imposed upon customer accounts by Key Advisers, the Sub-Adviser, their correspondents, affiliated banks and other non-bank affiliates for cash management services will reduce the Fund's effective yield to customers.



         From time to time, performance information for the Fund showing the Fund's average annual total return, aggregate total return, and/or yield may be presented in advertisements, sales literature and in reports to shareholders. Such performance figures are based on historical earnings and are not intended to indicate future performance. Average annual total return will be calculated over a stated period. Average annual total return is measured by comparing the value of an investment in the Fund at the beginning of the relevant period (as adjusted for sales charges, if any) to the redemption value of the investment at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions), and then annualizing that figure. Average annual total return is a hypothetical return, and is generally not the same as actual annual total return. Aggregate total return is calculated similarly to average annual total return except that the return figure is aggregated over the relevant period instead of annualized. Yield will be computed by dividing the Fund's net investment income per share earned during a recent one-month period by the Fund's maximum offering price per share (reduced by any undeclared earned income expected to be paid shortly as a dividend) on the last day of the period.



         Investors may also judge, and the Victory Portfolios may at times advertise, the performance of the Fund by comparing it to the performance of other mutual funds or mutual fund portfolios with comparable investment objectives and policies, which performance may be contained in various unmanaged mutual fund or market indices or rankings such as those prepared by Dow Jones & Co., Inc., Standard & Poor's Corporation, Lehman Brothers, Merrill Lynch, and Salomon Brothers, and in publications issued by Lipper Analytical Services, Inc. and in the following publications: IBC/Donoghue's Money Fund Reports, Ibbotson Associates, Inc., Morningstar, CDA/Wiesenberger, Money Magazine, Forbes, Barron's, The Wall Street Journal, The New York Times, Business Week, American Banker, Fortune, Institutional Investor, U.S.A. Today. In addition to yield information, general information about the Victory Portfolios that appear in a publication such as those mentioned above may also be quoted or reproduced in advertisements or in reports to shareholders.



         From time to time, the Victory Portfolios may include the following types of information in advertisements, supplemental sales literature and reports to shareholders: (1) discussions of general economic or financial principles (such as the effects of inflation, the power of compounding and the benefits of dollar-cost averaging); (2) discussions of general economic trends;
(3) presentations of statistical data to supplement such discussions; (4) descriptions of past or anticipated portfolio holdings for one or more funds of the Victory Portfolios; (5) descriptions of investment strategies for one or more of such funds; (6) descriptions or comparisons of various savings and investment products (including but not limited to insured bank products, annuities, qualified retirement plans and individual stocks and bonds) which may or may not include the Victory Portfolios; (7) comparisons of investment products (including the Victory Portfolios) with relevant market or industry indices or other appropriate benchmarks; and (8) discussions of fund rankings or ratings by NRSROs.



         Yield and performance are functions of the type and quality of instruments held in the portfolio, operating expenses, and market conditions. Consequently, current yields and performance will fluctuate and are not necessarily representative of future results. Any fees charged by Key Advisers, the Sub-Adviser or other service providers with respect to customer accounts for investing in the Victory Portfolios will not be reflected in performance calculations.

Miscellaneous



         As used in the Prospectus and in this Statement of Additional Information, "assets belonging to a fund" (or "assets belonging to the Fund") means the consideration received by the Victory Portfolios upon the issuance or sale of shares in that fund, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale, exchange, or liquidation of such investments, and any funds or payments derived from any reinvestment of such proceeds and any general assets of the Victory Portfolios, which general liabilities and expenses are not readily identified as belonging to a particular fund (or the Fund) that are allocated to that fund (or the Fund) by the Victory Portfolios' Trustees. The Trustees may allocate such general assets in any manner they deem fair and equitable.
It is anticipated that the formula that will be used by the Trustees in making allocations of general assets to a particular fund of the Victory Portfolios will be the relative net asset value of the respective fund at the time of allocation. Assets belonging to a particular fund are charged with the direct liabilities and expenses of that fund, and with a share of the general liabilities and expenses of each of the funds not readily identified as belonging to a particular fund but that are allocated to each fund in accordance with its proportionate share of the net asset values of the Victory Portfolios at the time of allocation. The timing of allocations of general assets and general liabilities and expenses of the Victory Portfolios to a particular fund will be determined by the Trustees of the Victory Portfolios and will be in accordance with generally accepted accounting principles. Determinations by the Trustees of the Victory Portfolios as to the timing of the allocation of general liabilities and expenses and as to the timing and allocable portion of any general assets with respect to a particular fund are conclusive.


         As used in the Prospectus and in this Statement of Additional Information, a "vote of a majority of the outstanding shares" or a "vote of a majority of the outstanding voting securities" of the Victory Portfolios or a particular fund means the affirmative vote of the lesser of (a) 67% or more of the shares of the Victory Portfolios or such fund present at a meeting at which the holders of more than 50% of the outstanding shares of the Victory Portfolios or such fund are represented in person or by proxy, or (b) more than 50% of the outstanding shares of the Victory Portfolios or such fund.

         Organizational expenses are allocated to each of the Victory Portfolios and are amortized over a period of two years from the commencement of the public offering of shares of the Victory Portfolios.


         As of February 1, 1996, the Trustees and officers of the Victory Portfolios, as a group, owned less than one percent of the shares of the Fund. As of that date, the Fund believes that Society National Bank was the shareholder of record of ____% of the shares of the Fund.



         The following table indicates each additional person known by the Fund to own beneficially 5% or more of the shares of the Fund as of December 1, 1995:

                                                     Percent of Total
                                                        Outstanding
     Name & Address                 Shares            Shares of Fund
     --------------                 ------           ----------------





         Individual Trustees are elected by the shareholders and, subject to removal by the vote of the holders of two-thirds of the outstanding shares of the Victory Portfolios, serve for a term lasting until the next meeting of shareholders at which trustees are elected. Such meetings are not required to be held at any specific intervals. Individual Trustees may be removed by vote of the shareholders voting not less than a majority of the shares then outstanding cast in person or by proxy at any meeting called for that purpose, or by a written declaration signed by shareholders voting not less than two-thirds of the shares then outstanding.



         The Victory Portfolios is registered with the Commission as an open-end management investment company. Such registration does not involve supervision by the Commission of the management or policies of the Victory Portfolios.



         The Prospectus and this Statement of Additional Information omit certain of the information contained in the Registration Statement filed with the Securities and Exchange Commission. Copies of such information may be obtained from the Commission upon payment of the prescribed fee.



         The Prospectus and this Statement of Additional Information are not an offering of the securities herein described in any state in which such offering may not lawfully be made. No salesman, dealer, or other person is authorized to give any information or make any representation other than those contained in the Prospectus and this Statement of Additional Information.



         The 1995 Annual Report to shareholders of the Victory Portfolios is incorporated by reference herein. This report includes the financial statements for the fiscal year ended October 31, 1995. The opinion in the Annual Report of Coopers & Lybrand L.L.P., independent accountants, is incorporated by reference herein in its entirety to such Annual Report, and such financial statements are incorporated in their entirety in reliance upon such report of Coopers & Lybrand L.L.P. and on the authority of such firm as experts in auditing and accounting.



         Delaware law authorizes electronic or telephonic communications between shareholders and the Victory Portfolios. Under Delaware law, the Successor Company has the flexibility to respond to future business contingencies. For example, the Trustees will have the power to incorporate the Victory Portfolios, to merge or consolidate it with another entity, to cause each fund to become a separate trust, and to change the Victory Portfolios' domicile without a shareholder vote. This flexibility could help reduce the expense and frequency of future shareholder meetings for non-investment related issues.

                                    APPENDIX

         The nationally recognized statistical rating organizations (individually, an "NRSRO") that may be utilized by KeyCorp Advisers or Society with regard to portfolio investments for the Fund include Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P"), Duff & Phelps, Inc. ("Duff"), Fitch Investors Service, Inc. ("Fitch"), IBCA Limited and its affiliate, IBCA Inc. (collectively, "IBCA"), and Thomson BankWatch, Inc. ("Thomson"). Set forth below is a description of the relevant ratings of each such NRSRO. The NRSROs that may be utilized by Key Advisers or the Sub-Adviser and the description of each NRSRO's ratings is as of the date of this Statement of Additional Information, and may subsequently change.

    Long-Term Debt Ratings (may be assigned, for example, to corporate and municipal bonds)

         Description of the five highest long-term debt ratings by Moody's (Moody's applies numerical modifiers (e.g., 1, 2, and 3) in each rating category to indicate the security's ranking within the category):

         Aaa. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

         A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

         Baa. Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba.  Bonds which are rated Ba are judged to have speculative elements
- their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times in the future. Uncertainty of position characterizes bonds in this class.

         Description of the five highest long-term debt ratings by S&P (S&P may apply a plus (+) or minus (-) to a particular rating classification to show relative standing within that classification):

         AAA. Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

         AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

         A. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.



         BBB. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

         BB. Debt rated BB is regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

         Description of the three highest long-term debt ratings by Duff:

         AAA. Highest credit quality. The risk factors are negligible being only slightly more than for risk-free U.S. Treasury debt.

         AA+.    High credit quality Protection factors are strong.

         AA.     Risk is modest but may vary slightly from time to time

         AA-.    because of economic conditions.

         A+.     Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

         Description of the three highest long-term debt ratings by Fitch (plus or minus signs are used with a rating symbol to indicate the relative position of the credit within the rating category):

         AAA. Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

         AA. Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issues is generally rated "[-]+."

         A. Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

         IBCA's description of its three highest long-term debt ratings:

         AAA. Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly.

         AA. Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic, or financial conditions may increase investment risk albeit not very significantly.

         A. Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

         Short-Term Debt Ratings (may be assigned, for example, to commercial paper, master demand notes, bank instruments, and letters of credit)

         Moody's description of its three highest short-term debt ratings:

         Prime-1. Issuers rated Prime-1 (or supporting institutions) have a superior capacity for repayment of senior short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by many of the following characteristics:

         -       Leading market positions in well-established industries.

         -       High rates of return on funds employed.

         - Conservative capitalization structures with moderate reliance on debt and ample asset protection.

         - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

         - Well-established access to a range of financial markets and assured sources of alternate liquidity.

         Prime-2. Issuers rated Prime-2 (or supporting institutions) have a strong capacity for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         Prime-3. Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

         S&P's description of its three highest short-term debt ratings:

         A-1. This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to have extremely strong safety characteristics are denoted with a plus sign (+).

         A-2. Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

         A-3. Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

         Duff's description of its five highest short-term debt ratings (Duff incorporates gradations of "1+" (one plus) and "1-" (one minus) to assist investors in recognizing quality differences within the highest rating category):

         Duff 1+. Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

         Duff 1. Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

         Duff 1-. High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

         Duff 2. Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

         Duff 3. Satisfactory liquidity and other protection factors qualify issue as to investment grade.

         Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

         Fitch's description of its four highest short-term debt ratings:

         F-1+. Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

         F-1. Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

         F-2. Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ or F-1 ratings.

         F-3. Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

         IBCA's description of its three highest short-term debt ratings:

         A+. Obligations supported by the highest capacity for timely repayment.

         A1. Obligations supported by a very strong capacity for timely repayment.

         A2. Obligations supported by a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

Short-Term Loan/Municipal Note Ratings

         Moody's description of its two highest short-term loan/municipal note ratings:

         MIG-1/VMIG-1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

         MIG-2/VMIG-2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

         S&P's description of its two highest municipal note ratings:
         SP-1. Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

         SP-2.  Satisfactory capacity to pay principal and interest.

Short-Term Debt Ratings

         Thomson BankWatch, Inc. ("TBW") ratings are based upon a qualitative and quantitative analysis of all segments of the organization including, where applicable, holding company and operating subsidiaries.

         TBW Ratings do not constitute a recommendation to buy or sell securities of any of these companies. Further, BankWatch does not suggest specific investment criteria for individual clients.

         The TBW Short-Term Ratings apply to commercial paper, other senior short-term obligations and deposit obligations of the entities to which the rating has been assigned.

         The TBW Short-Term Ratings apply only to unsecured instruments that have a maturity of one year or less.

         The TBW Short-Term Ratings specifically assess the likelihood of an untimely payment of principal or interest.

         TBW-1. The highest category; indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

         TBW-2. The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".

         TBW-3. The lowest investment grade category; indicates that while more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

         TBW-4. The lowest rating category; this rating is regarded as non-investment grade and therefore speculative.

Definitions of Certain Money Market Instruments

Commercial Paper

         Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper normally have maturities of less than nine months and fixed rates of return.

Certificates of Deposit

         Certificates of Deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return.

Bankers' Acceptances

         Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity.

U.S. Treasury Obligations

         U.S. Treasury Obligations are obligations issued or guaranteed as to payment of principal and interest by the full faith and credit of the U.S. Government. These obligations may include Treasury bills, notes and bonds, and issues of agencies and instrumentalities of the U.S. Government, provided such obligations are guaranteed as to payment of principal and interest by the full faith and credit of the U.S. Government.

U.S. Government Agency and Instrumentality Obligations

         Obligations issued by agencies and instrumentalities of the U.S. Government include such agencies and instrumentalities as the Government National Mortgage Association, the Export-Import Bank of the United States, the Tennessee Valley Authority, the Farmers Home Administration, the Federal Home Loan Banks, the Federal Intermediate Credit Banks, the Federal Farm Credit Banks, the Federal Land Banks, the Federal Housing Administration, the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, and the Student Loan Marketing Association. Some of these obligations, such as those of the Government National Mortgage Association are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Student Loan

Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law. The Fund will invest in the obligations of such instrumentalities only when the investment adviser believes that the credit risk with respect to the instrumentality is minimal.

                       STATEMENT OF ADDITIONAL INFORMATION

                             THE VICTORY PORTFOLIOS

                                 THE VALUE FUND


                                  March 1, 1996



         This Statement of Additional Information is not a Prospectus, but should be read in conjunction with the Prospectus of The Victory Portfolios - The Value Fund, dated the same date as the date hereof (the "Prospectus"). This Statement of Additional Information is incorporated by reference in its entirety into the Prospectus. Copies of the Prospectus may be obtained by writing The Victory Portfolios at Primary Funds Service Corporation, P.O. Box 9741, Providence, RI 02940-9741, or by telephoning toll free 800-539-FUND or 800-539-3863.


Investment Policies and Limitations                   1                         INVESTMENT ADVISER
Valuation of Portfolio Securities                    11                         KeyCorp Mutual Fund Advisers, Inc.
Performance                                          11
Additional Purchase, Exchange                                                   INVESTMENT SUB-ADVISER
  and Redemption Information                         14                         Society Asset Management, Inc.
Dividends and Distributions                          17
Management of the Victory Portfolios                 18                         ADMINISTRATOR
Advisory and Other Contracts                         26                         Concord Holding Corporation
Additional Information                               33
Independent Auditor's Report                         36                         DISTRIBUTOR
Financial Statements                                 36                         Victory Broker-Dealer Services, Inc.
Appendix                                             37
                                                                                TRANSFER AGENT
                                                                                Primary Funds Service Corporation

                                                                                CUSTODIAN
                                                                                Key Trust Company of Ohio, N.A.

                       STATEMENT OF ADDITIONAL INFORMATION


         The Victory Portfolios (the "Victory Portfolios") is an open-end management investment company. The Victory Portfolios consist of twenty-eight series of units of beneficial interest ("shares"), four of which series are currently inactive. The outstanding shares represent interests in the twenty-four separate investment portfolios which are currently active. This Statement of Additional Information relates to the Victory Value Fund (the "Fund") only. Much of the information contained in this Statement of Additional Information expands on subjects discussed in the Prospectus. Capitalized terms not defined herein are used as defined in the Prospectus. No investment in shares of the Fund should be made without first reading the Fund's Prospectus.




                       INVESTMENT POLICIES AND LIMITATIONS

Additional Information Regarding Fund Instruments



         The following policies supplement the investment objectives and policies of the Fund set forth in the Prospectus.



         Bankers' Acceptances and Certificates of Deposit. The Fund may invest in bankers' acceptances, certificates of deposit, and demand and time deposits. Bankers' acceptances are negotiable drafts or bills of exchange typically drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return.



         Bankers' acceptances will be those guaranteed by domestic and foreign banks, if at the time of purchase such banks have capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements). Certificates of deposit and demand and time deposits invested in by the Fund will be those of domestic and foreign banks and savings and loan associations, if (a) at the time of purchase such financial institutions have capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements) or (b) the principal amount of the instrument is insured in full by the Federal Deposit Insurance Corporation or the Savings Association Insurance Fund.



         The Fund may also invest in Eurodollar Certificates of Deposit ("ECDs") which are U.S. dollar-denominated certificates of deposit issued by branches of foreign and domestic banks located outside the United States, Yankee Certificates of Deposit ("Yankee CDs") which are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States, Eurodollar Time Deposits ("ETDs") which are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or a foreign bank, and Canadian Time Deposits ("CTDs") which are U.S. dollar-denominated certificates of deposit issued by Canadian offices of major Canadian Banks.



         Commercial Paper. Commercial paper consists of unsecured promissory notes issued by corporations. Except as noted below with respect to variable amount master demand notes, issues of commercial paper normally have maturities of less than nine months and fixed rates of return.



         The Fund will purchase only commercial paper rated in one of the two highest categories at the time of purchase by an NRSRO or, if not rated, found by the Victory Portfolios' Board of Trustees to present minimal credit risks and to be of comparable quality to instruments that are rated high quality (i.e., in one of the two top ratings categories) by a NRSRO that is neither controlling, controlled by, or under common control with the issuer of, or any issuer, guarantor, or provider of credit support for, the instruments. For a description of the rating symbols of each NRSRO see the Appendix to this Statement of Additional Information.



         Variable Amount Master Demand Notes. Variable amount master demand notes in which the Fund may invest are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Although there is no secondary market for these notes, the Fund may demand payment of principal and accrued interest at any time and may resell the notes at any time to a third party. The absence of an active secondary market, however, could make it difficult for the Fund to dispose of a variable amount master demand note if the issuer defaulted on its payment obligations, and the Fund could, for this or other reasons, suffer a loss to the extent of the default. While the notes are not typically rated by credit rating agencies, issuers of variable amount master demand notes must satisfy the same criteria as set forth above for unrated commercial paper, and Key Advisers or the Sub-Adviser will continuously monitor the issuer's financial status and ability to make payments due under the instrument. Where necessary to ensure that a note is of "high quality," the Fund will require that the issuer's obligation to pay the principal of the note be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend. For purposes of the Fund's investment policies, a variable amount master note will be deemed to have a maturity equal to the longer of the period of time remaining until the next readjustment of its interest rate or the period of time remaining until the principal amount can be recovered from the issuer through demand. (See Variable and Floating Rate Notes, below.)



         Foreign Investment. The Fund may invest in securities issued by foreign branches of U.S. banks, foreign banks, or other foreign issuers, including American Depository Receipts ("ADRs") and securities purchased on foreign securities exchanges. Such investment may subject the Fund to investment risks that differ in some respects from those related to investments in obligations of U.S. domestic issuers or in U.S. securities markets. Such risks include future adverse political and economic developments, possible seizure, nationalization, or expropriation of foreign investments, less stringent disclosure requirements, the possible establishment of exchange controls or taxation at the source, and the adoption of other foreign governmental restrictions. Additional risks include currency exchange risks, less publicly available information, the risk that companies may not be subject to the accounting, auditing and financial reporting standards and requirements of U.S. companies, the risk that foreign securities markets may have less volume and therefore many securities traded in these markets may be less liquid and their prices are more volatile than U.S. securities, and the risk that custodian and brokerage costs may be higher. Permissible investments include obligations or securities of foreign issuers, foreign branches of U.S. banks and of foreign banks. The Fund will acquire such securities only when Key Advisers or the Sub-Adviser believes the risks associated with such investments are minimal.



         Variable and Floating Rate Notes. The Fund may acquire variable and floating rate notes, subject to its investment objectives, policies and restrictions. A variable rate note is one whose terms provide for the readjustment of its interest rate on set dates and which, upon such readjustment, can reasonably be expected to have a market value that approximates its par value. A floating rate note is one whose terms provide for the readjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. Such notes are frequently not rated by credit rating agencies; however, unrated variable and floating rate notes purchased by the Fund will only be those determined by Key Advisers or the Sub-Adviser, under guidelines established by the Trustees, to pose minimal credit risks and to be of comparable quality, at the time of purchase, to rated instruments eligible for purchase under the Fund's investment policies. In making such determinations, Key Advisers or the Sub-Adviser will consider the earning power, cash flow and other liquidity ratios of the issuers of such notes (such issuers include financial, merchandising, bank holding and other companies) and will continuously monitor their financial condition. Although there may be no active secondary market with respect to a particular variable or floating rate note purchased by the Fund, the Fund may resell the note at any time to a third party. The absence of an active secondary market, however, could make it difficult for the Fund to dispose of a variable or floating rate note in the event the issuer of the note defaulted on its payment obligations and the Fund could, for this or other reasons, suffer a loss to the extent of the default. Variable or floating rate notes may be secured by bank letters of credit.



         Variable or floating rate notes may have maturities of more than one year, as follows:



         1. A note that is issued or guaranteed by the United States government or any agency thereof and which has a variable rate of interest readjusted no less frequently than annually will be deemed by the Fund to have a maturity equal to the period remaining until the next readjustment of the interest rate.



         2. A variable rate note, the principal amount of which is scheduled on the face of the instrument to be paid in one year or less, will be deemed by the Fund to have a maturity equal to the period remaining until the next readjustment of the interest rate.



         3. A variable rate note that is subject to a demand feature scheduled to be paid in one year or more will be deemed by the Fund to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.



         4. A floating rate note that is subject to a demand feature will be deemed by the Fund to have a maturity equal to the period remaining until the principal amount can be recovered through demand.



         As used above, a note is "subject to a demand feature" where the Fund is entitled to receive the principal amount of the note either at any time on no more than 30 days' notice or at specified intervals not exceeding one year and upon no more than 30 days' notice.



         Options. The Fund may sell (write) call options which are traded on national securities exchanges with respect to common stock in its portfolio. The Fund must at all times have in its portfolio the securities which it may be obligated to deliver if the option is exercised. The Fund may write call options on its common stocks in an attempt to realize a greater level of income than would be realized on the securities alone. The Fund may also write call options as a partial hedge against a possible stock market decline or to extend a holding period on a stock which is under consideration for sale in order to create a long-term capital gain. In view of its investment objective, the Fund generally would write call options only in circumstances where Key Advisers or the Sub-Adviser does not anticipate significant appreciation of the underlying security in the near future or has otherwise determined to dispose of the security. As the writer of a call option, the Fund receives a premium for undertaking the obligation to sell the underlying security at a fixed price during the option period, if the option is exercised. So long as the Fund remains obligated as a writer of a call option, it forgoes the opportunity to profit from increases in the market price of the underlying security above the exercise price of the option, except insofar as the premium represents such a profit (and retains the risk of loss should the value of the underlying security decline). The Fund may also enter into "closing purchase transactions" in order to terminate its obligation as a writer of a call option prior to the expiration of the option. Although the writing of call options only on national securities exchanges increases the likelihood of the Fund's ability to make closing purchase transactions, there is no assurance that the Fund will be able to effect such transactions at any particular time or at any acceptable price. The writing of call options could result in increases in the Fund's portfolio turnover rate, especially during periods when market prices of the underlying securities appreciate.



         Temporary Investments. The Fund may also invest temporarily in high quality investments or cash during times of unusual market conditions for defensive purposes and in order to accommodate shareholder redemption requests although currently it does not intend to do so. Any portion of the Fund's assets maintained in cash will reduce the amount of assets in securities and thereby reduce the Fund's yield or total return.

         Miscellaneous Securities. The Fund can invest in various securities issued by domestic and foreign corporations, including preferred stocks and investment grade corporate bonds, notes, and warrants. Bonds are long-term corporate debt instruments secured by some or all of the issuer's assets, debentures are general corporate debt obligations backed only by the integrity of the borrower, and warrants are instruments that entitle the holder to purchase a certain amount of common stock at a specified price, which price is usually higher than the current market price at the time of issuance. Preferred stocks are instruments that combine qualities both of equity and debt securities. Individual issues of preferred stock will have those rights and liabilities that are spelled out in the governing document. Preferred stocks usually pay a fixed dividend per quarter (or annum) and are senior to common stock in terms of liquidation and dividends rights, and preferred stocks typically do not have voting rights. The Fund will only purchase preferred stocks where the issuer is publicly traded and has capital in excess of $200 million.



         U.S. Government Obligations. The Fund may invest in obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. Government are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the U.S. Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others are supported only by the credit of the agency or instrumentality. No assurance can be given that the U.S. Government will provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so by law.



         Securities Lending. The Fund may lend its portfolio securities to broker-dealers, banks or institutional borrowers of securities. The Fund must receive a minimum of 100% collateral, plus any interest due in the form of cash or U.S. Government securities. This collateral must be valued daily and should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund. During the time portfolio securities are on loan, the borrower will pay the Fund any dividends or interest paid on such securities plus any interest negotiated between the parties to the lending agreement. Loans will be subject to termination by the Fund or the borrower at any time. While the Fund will not have the right to vote securities on loan, it intends to terminate the loan and regain the right to vote if that is considered important with respect to the investment. The Fund will only enter into loan arrangements with broker-dealers, banks or other institutions which Key Advisers or the Sub-Adviser has determined are creditworthy under guidelines established by the Victory Portfolios' Trustees.



         Other Investment Companies. The Fund may invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the securities of any one investment company or invest more than 10% of its total assets in the securities of other investment companies.



Pursuant to an exemptive order received by the Victory Portfolios from the Securities and Exchange Commission, the Fund may invest in the money market funds of the Victory Portfolios. Key Advisers or the Sub-Adviser will waive its fee with respect to assets of the Fund invested in any of the money market funds of the Victory Portfolios, and, to the extent required by the laws of any state in which the Fund's shares are sold, Key Advisers or the Sub-Adviser will waive its investment advisory fee as to all assets invested in other investment companies.



         Repurchase Agreements. Securities held by the Fund may be subject to repurchase agreements. Under the terms of a repurchase agreement, the Fund would acquire securities from financial institutions or registered broker-dealers deemed creditworthy by Key Advisers or the Sub-Adviser pursuant to guidelines adopted by the Victory Portfolios' Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed upon date and price. The seller is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). If the seller were to default on its repurchase obligation or become insolvent, the fund holding such obligation would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price, or to the extent that the disposition of such securities by the Fund is delayed pending court action.

         Reverse Repurchase Agreements. The Fund may borrow funds for temporary purposes by entering into reverse repurchase agreements in accordance with the investment restrictions described below. Pursuant to such agreements, the Fund would sell portfolio securities to financial institutions such as banks and broker-dealers, and agree to repurchase them at a mutually agreed-upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account assets (such as cash or other liquid high-grade securities) consistent with such fund's investment restrictions having a value equal to the repurchase price (including accrued interest); the collateral will be marked-to-market on a daily basis, and will be continuously monitored to ensure that such equivalent value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price at which the fund is obligated to repurchase the securities.



         "When-Issued" Securities. As discussed in the Prospectus, the Fund may purchase securities on a "when issued" basis (i.e., for delivery beyond the normal settlement date at a stated price and yield). When the Fund agrees to purchase securities on a "when issued" basis, the Victory Portfolios' custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy the purchase commitment, and in such a case, the Fund may be required subsequently to place additional assets in the separate account in order to assure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash.



         When the Fund engages in "when-issued" transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the fund incurring a loss or missing the opportunity to obtain a price considered to be advantageous. The Fund does not intend to purchase "when issued" securities for speculative purposes, but only in furtherance of its investment objective.



         Futures Contracts. The Fund may enter into futures contracts, options on futures contracts and stock index futures contracts and options thereon for the purposes of remaining fully invested and reducing transaction costs. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security, class of securities, or an index at a specified future time and at a specified price. A stock index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of trading of the contracts and the price at which the futures contract is originally struck. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"), a U.S. Government agency.



         Although futures contracts by their terms call for actual delivery and acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position ("buying a contract which has previously been "sold," or "selling" a contract previously purchased) in an identical contract to terminate the position. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index. The acquisition of put and call options on futures contracts will, respectively, give the Fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period. Brokerage commissions are incurred when a futures contract is bought or sold.



         Futures traders are required to make a good faith margin deposit in cash or government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Initial margin deposits on futures contracts are customarily set at levels much lower than the prices at which the underlying securities are purchased and sold, typically ranging upward from less than 5% of the value of the contract being traded.



         After a futures contract position is opened, the value of the contract is marked-to-market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Fund expects to earn interest income on its margin deposits.



         When interest rates are expected to rise or market values of portfolio securities are expected to fall, the Fund can seek through the sale of futures contracts to offset a decline in the value of its portfolio securities. When interest rates are expected to fall or market values are expected to rise, the Fund, through the purchase of such contracts, can attempt to secure better rates or prices for the Fund than might later be available in the market when it effects anticipated purchases.



         The Funds will only sell futures contracts to protect securities it owns against price declines or purchase contracts to protect against an increase in the price of securities it intends to purchase.



         The Fund's ability to effectively utilize futures trading depends on several factors. First, it is possible that there will not be a perfect price correlation between the futures contracts and their underlying stock index. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that the Fund could lose more than the original margin deposit required to initiate a futures transaction.



         Restrictions on the Use of Futures Contracts. The Fund will not enter into futures contract transactions for purposes other than bona fide hedging purposes to the extent that, immediately thereafter, the sum of its initial margin deposits on open contracts exceeds 5% of the market value of the Fund's total assets. In addition, the Fund will not enter into futures contracts to the extent that the value of the futures contracts held would exceed 1/3 of the Fund's total assets. Futures transactions will be limited to the extent necessary to maintain the Fund's qualification as a regulated investment company.



         The Victory Portfolios have undertaken to restrict their futures contract trading as follows: first, the Victory Portfolios will not engage in transactions in futures contracts for speculative purposes; second, the Victory Portfolios will not market its funds to the public as commodity pools or otherwise as vehicles for trading in the commodities futures or commodity options markets; third, the Victory Portfolios will disclose to all prospective shareholders the purpose of and limitations on its funds' commodity futures trading; fourth, the Victory Portfolios will submit to the Commodity Futures Trading Commission ("CFTC") special calls for information. Accordingly, registration as a commodities pool operator with the CFTC is not required.



         In addition to the margin restrictions discussed above, transactions in futures contracts may involve the segregation of funds pursuant to requirements imposed by the Securities and Exchange Commission. Under those requirements, where the Fund has a long position in a futures contract, it may be required to establish a segregated account (not with a futures commission merchant or broker) containing cash or certain liquid assets equal to the purchase price of the contract (less any margin on deposit). For a short position in futures or forward contracts held by the Fund, those requirements may mandate the establishment of a segregated account (not with a futures commission merchant or broker) with cash or certain liquid assets that, when added to the amounts deposited as margin, equal the market value of the instruments underlying the futures contracts (but are not less than the price at which the short positions were established). However, segregation of assets is not required if the Fund "covers" a long position. For example, instead of segregating assets, the Fund, when holding a long position in a futures contract, could purchase a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the fund. In addition, where the Fund takes short positions, or engages in sales of call options, it need not segregate assets if it "covers" these positions. For example, where the Fund holds a short position in a futures contract, it may cover by owning the instruments underlying the contract. The Fund may also cover such a position by holding a call option permitting it to purchase the same futures contract at a price no higher than the price at which the short position was established. Where the Fund sells a call option on a futures contract, it may cover either by entering into a long position in the same contract at a price no higher than the strike price of the call option or by owning the instruments underlying the futures contract. The Fund could also cover this position by holding a separate call option permitting it to purchase the same futures contract at a price no higher than the strike price of the call option sold by the fund.



         In addition, the extent to which the Fund may enter into transactions involving futures contracts may be limited by the Internal Revenue Code's requirements for qualification as a registered investment company and the Fund's intention to qualify as such.



         Risk Factors in Futures Transactions. Positions in futures contracts may be closed out only on an exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments to maintain the required margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on the ability to effectively hedge them. The Fund will minimize the risk that it will be unable to close out a futures contract by only entering into futures contracts which are traded on national futures exchanges and for which there appears to be a liquid secondary market.



         The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. Because the deposit requirements in the futures markets are less onerous than margin requirements in the securities market, there may be increased participation by speculators in the futures market which may also cause temporary price distortions. A relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchaser or sale of a futures contract may result in losses in excess of the amount invested in the contract. However, because the futures strategies engaged in by the Fund are only for hedging purposes, Key Advisers and the Sub-Adviser do not believe that the Fund is subject to the risks of loss frequently associated with futures transactions. The Fund would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.



         Utilization of futures transactions by the Fund does involve the risk of imperfect or no correlation where the securities underlying futures contract have different maturities than the portfolio securities being hedged. It is also possible that the Fund could both lose money on futures contracts and also experience a decline in value of its portfolio securities. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the fund has an open position in a futures contract or related option.

         Puts. The Fund may acquire and sell put options on the securities held in its portfolio.



         A put is a right to sell a specified security (or securities) within a specified period of time at a specified exercise price. The Fund may sell, transfer, or assign a put only in conjunction with the sale, transfer, or assignment of the underlying security or securities. The amount payable to the Fund upon its exercise of a "put" is normally (i) the Fund's acquisition cost of the securities (excluding any accrued interest which the Fund paid on the acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the fund owned the securities, plus
(ii) all interest accrued on the securities since the last interest payment date during that period.



         Puts may be acquired by the Funds to facilitate the liquidity of its portfolio assets. Puts may also be used to facilitate the reinvestment of the Funds' assets at a rate of return more favorable than that of the underlying security. Puts may, under certain circumstances, also be used to shorten the maturity of underlying variable rate or floating rate securities for purposes of calculating the remaining maturity of those securities and the dollar-weighted average portfolio maturity of the Fund's assets. See "Variable and Floating Rate Notes" and "VALUATION" in this Statement of Additional Information.



         The Fund also may invest, consistent with their investment objective and policies, in zero coupon bonds, which are debt instruments that do not pay current interest and are typically sold at prices greatly discounted from par value. The return on a zero-coupon obligation, when held to maturity, equals the difference between the par value and the original purchase price. Zero-coupon obligations have greater price volatility than coupon obligations.



Investment Restrictions



         The following investment restrictions are fundamental with respect to the Fund and may be changed only by a vote of a majority of the outstanding shares of the Fund as defined in "ADDITIONAL INFORMATION --Miscellaneous" of this Statement of Additional Information).



        THE FUND MAY NOT:



         1. Participate on a joint or joint and several basis in any securities trading account.



         2. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).



         3. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business). Investments by the Fund in securities backed by mortgages on real estate or in marketable securities of companies engaged in such activities are not hereby precluded.



         4. Issue any senior security (as defined in the 1940 Act), except that
(a) the Fund may engage in transactions that may result in the issuance of senior securities to the extent permitted under applicable regulations and interpretations of the 1940 Act or an exemptive order; (b) the Fund may acquire other securities, the acquisition of which may result in the issuance of a senior security, to the extent permitted under applicable regulations or interpretations of the 1940 Act; (c) subject to the restrictions set forth below, the Fund may borrow money as authorized by the 1940 Act.

         5. Borrow money, except that (a) the Fund may enter into commitments to purchase securities in accordance with its investment program, including delayed-delivery and when-issued securities and reverse repurchase agreements, provided that the total amount of any such borrowing does not exceed 33 1/3% of the Fund's total assets; and (b) the Fund may borrow money for temporary or emergency purposes in an amount not exceeding 5% of the value of its total assets at the time when the loan is made. Any borrowings representing more than 5% of the Fund's total assets must be repaid before the Fund may make additional investments.



         6. Lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of publicly issued debt securities or to repurchase agreements.



         7. Underwrite securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities.



         8. With respect to 75% of the Fund's total assets, the Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.



         9. Purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or repurchase agreements secured thereby) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry. In the utilities category, the industry shall be determined according to the service provided. For example, gas, electric, water and telephone will be considered as separate industries.



         The following restrictions are not fundamental and may be changed without shareholder approval:



         1. The Fund will not purchase or retain securities of any issuer if the officers or Trustees of the Victory Portfolios or the officers or directors of its investment adviser owning beneficially more than one half of 1% of the securities of such issuer together own beneficially more than 5% of such securities.



         2. The Fund will not invest more than 10% of its total assets in the securities of issuers which together with any predecessors have a record of less than three years of continuous operation.



         3. The Fund will not invest more than 15% of its net assets in illiquid securities. Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days and in the usual course of business at approximately the price at which the Fund has valued them. Such securities include, but are not limited to, time deposits and repurchase agreements with maturities longer than seven days. Securities that may be resold under Rule 144A, or securities offered pursuant to Section 4(2) of, or securities otherwise subject to restrictions or limitations on resale under, the 1933 Act ("Restricted Securities"), shall not be deemed illiquid solely by reason of being unregistered. Key Advisers or the Sub-Adviser determine whether a particular security is deemed to be liquid based on the trading markets for the specific security and other factors. However, because state securities laws may limit the Fund's investment in Restricted Securities (regardless of the liquidity of the investment), investments in Restricted Securities resalable under Rule 144A will continue to be subject to applicable state law requirements until such time, if ever, that such limitations are changed.



         4. The Fund will not make short sales of securities, other than short sales "against the box," or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment program of the Fund.

         5. The Fund may invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the securities of any one investment company or invest more than 10% of its total assets in the securities of other investment companies. Pursuant to an exemptive order received by the Victory Portfolios from the Commission, the Fund may invest in the money market funds of the Victory Portfolios.



State Regulations



         In addition, the Fund, so long as its shares are registered under the securities laws of the State of Texas and such restrictions are required as a consequence of such registration, is subject to the following non-fundamental policies, which may be modified in the future by the Trustees without a vote of the Fund's shareholders: (i) the Fund has represented to the Texas State Securities Board that it will not invest in oil, gas or mineral leases or purchase or sell real property (including limited partnership interests, but excluding readily marketable securities of companies which invest in real estate); and (ii) the Fund has represented to the Texas State Securities Board that it will not invest more than 5% of its net assets in warrants valued at the lower of cost or market; provided that, included within that amount, but not to exceed 2% of net assets, may be warrants which are not listed on the New York or American Stock Exchanges. For purposes of this restriction, warrants acquired in units or attached to securities are deemed to be without value.



         The policies and limitations listed above supplement those set forth in the Prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of the Fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Fund's acquisition of such security or other asset except in the case of borrowing (or other activities that may be deemed to result in the issuance of a "senior security" under the 1940 Act). Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund's investment policies and limitations. If the value of the Fund's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board of Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity.


FUTURE DEVELOPMENTS

         The Fund may take advantage of other investment practices which are not at present contemplated for use by the Fund or which currently are not available but which may be developed, to the extent such investment practices are both consistent with the Fund's investment objective and are legally permissible for the Fund. Such investment practices, if they arise, may involve risks which exceed those involved in the activities described in the Prospectus and Statement of Additional Information. Prior to commencing any new investment practice, the Fund will notify shareholders by means of prospectus supplement.


Portfolio Turnover



         The turnover rate stated in the Prospectus for the Fund's investment portfolio is calculated by dividing the lesser of the Fund's purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The calculation excludes all securities whose maturities, at the time of acquisition, were one year or less.



                        VALUATION OF PORTFOLIO SECURITIES

         Investment securities held by the Fund are valued on the basis of valuations provided by an independent pricing service, approved by the Board of Trustees, which uses information with respect to transactions of a security, quotations from dealers, market transactions in comparable securities, and various relationships between securities, in determining value. Specific investment securities which are not priced by the approved pricing service will be valued according to quotations obtained from dealers who are market makers in those securities. Investment securities with less than 60 days to maturity when purchased are valued at amortized cost which approximates market value. Investment securities not having readily available market quotations will be priced at fair value using a methodology approved in good faith by the Board of Trustees.

                                   PERFORMANCE

         As described in the Prospectus, from time to time the "standardized yield," "dividend yield," "average annual total return," "total return," and "total return at net asset value" of an investment in each class of Fund shares may be advertised. An explanation of how yields and total returns are calculated and the components of those calculations are set forth below.

         Yield and total return information may be useful to investors in reviewing the Fund's performance. The Fund's advertisement of its performance must, under applicable Commission rules, include the average annual total returns for the Fund for the 1, 5 and 10-year period (or the life of the class, if less) as of the most recently ended calendar quarter. This enables an investor to compare the Fund's performance to the performance of other funds for the same periods. However, a number of factors should be considered before using such information as a basis for comparison with other investments. An investment in the Fund is not insured; its yield and total return are not guaranteed and normally will fluctuate on a daily basis. When redeemed, an investor's shares may be worth more or less than their original cost. Yield and total return for any given past period are not a prediction or representation by the Victory Portfolios of future yields or rates of return on its shares. The yield and total returns of the Fund are affected by portfolio quality, portfolio maturity, the type of investments the Fund holds and its operating expenses.


         STANDARDIZED YIELDS. The Fund's "yield" (referred to as "standardized yield") for a given 30-day period for a class of shares is calculated using the following formula set forth in rules adopted by the Commission that apply to all funds that quote yields:



                    Standardized Yield = 2 [(a-b + 1)(6) - 1]
                                         cd



         The symbols above represent the following factors:



         a =      dividends and interest earned during the 30-day period.



         b = expenses accrued for the period (net of any expense reimbursements).



         c = the average daily number of shares of that class outstanding during the 30-day period that were entitled to receive dividends.



         d = the maximum offering price per share of the class on the last day of the period, adjusted for undistributed net investment income.



         The standardized yield for a 30-day period may differ from its yield for any other period. The Commission formula assumes that the standardized yield for a 30-day period occurs at a constant rate for a six-month period and is annualized at the end of the six-month period. This standardized yield is not based on actual distributions paid by the Fund to shareholders in the 30-day period, but is a hypothetical yield based upon the net investment income from the Fund's portfolio investments calculated for that period. The standardized yield may differ from the "dividend yield," described below. Additionally, because each class of shares is subject to different expenses, it is likely that the standardized yields of the Fund classes of shares will differ. The yield for the 30-day period ended October 31, 1995 was ____% .


         DIVIDEND YIELD AND DISTRIBUTION RETURN. From time to time the Fund may quote a "dividend yield" or a "distribution return." Dividend yield is based on the share dividends derived from net investment income during a stated period. Distribution return includes dividends derived from net investment income and from realized capital gains declared during a stated period. Under those calculations, the dividends and/or distributions declared during a stated period of one year or less (for example, 30 days) are added together, and the sum is divided by the maximum offering price per share of that class A) on the last day of the period. When the result is annualized for a period of less than one year, the "dividend yield" is calculated as follows:

Dividend Yield =     Dividends     +    Number of days (accrual period) x 365
                -------------------
                     Max. Offering Price (last day of period)

         The maximum offering price for shares includes the maximum front-end sales charge.


         From time to time similar yield or distribution return calculations may also be made using the net asset value (instead of its respective maximum offering price) at the end of the period. The dividend yields at maximum offering price and net asset value for the 30-day period ended October 31, 1995 were ____% and ____%, respectively.


         TOTAL RETURNS. The "average annual total return" is an average annual compounded rate of return for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n") to achieve an Ending Redeemable Value ("ERV"), according to the following formula:

                  (ERV)(1n) - 1 = Average Annual Total Return
                   ---
                  ( P )

         The cumulative "total return" calculation measures the change in value of a hypothetical investment of $1,000 over an entire period of years. Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis. Total return is determined as follows:

                  ERV - P = Total Return
                  ---
                   P


         In calculating total returns, the current maximum sales charge of 4.75% (as a percentage of the offering price) is deducted from the initial investment ("P") (unless the return is shown at net asset value, as discussed below). Total returns also assume that all dividends and capital gains distributions during the period are reinvested to buy additional shares at net asset value per share, and that the investment is redeemed at the end of the period. The average annual total return and cumulative total return for the period from December 10, 1993 (commencement of operations) to October 31, 1995 (life of fund) at maximum offering price were ___% and ____%, respectively. For the one year period ended October 31, 1995 annual total return was ______%.



         From time to time the Fund may also quote an "average annual total return at net asset value" or a cumulative "total return at net asset value." It is based on the difference in net asset value per share at the beginning and the end of the period for a hypothetical investment in that class of shares (without considering front-end or contingent sales charges) and takes into consideration the reinvestment of dividends and capital gains distributions. The average annual total return and cumulative total return for the period from December 10, 1993 (commencement of operations) to October 31, 1995 (life of fund), at net asset value, was ____% and ___%, respectively. For the one year period ended October 31, 1995, average annual total return was ___%.

         OTHER PERFORMANCE COMPARISONS. From time to time the Fund may publish the ranking of the performance of its shares by Lipper Analytical Services, Inc. ("Lipper"), a widely-recognized independent mutual fund monitoring service. Lipper monitors the performance of regulated investment companies, including the Fund, and ranks the performance of the Fund against (i) all other funds, excluding money market funds, and (ii) all other government bond funds. The Lipper performance rankings are based on total return that includes the reinvestment of capital gains distributions and income dividends but does not take sales charges or taxes into consideration.

         From time to time the Fund may publish the ranking of the performance of its shares by Morningstar, Inc., an independent mutual fund monitoring service that ranks mutual funds, including the Fund, in broad investment categories (equity, taxable bond, tax-exempt and other) monthly, based upon each fund's three, five and ten-year average annual total returns (when available) and a risk adjustment factor that reflects Fund performance relative to three-month U.S. Treasury bill monthly returns. Such returns are adjusted for fees and sales loads. There are five ranking categories with a corresponding number of stars: highest (5), above average (4), neutral (3), below average (2) and lowest (1). Ten percent of the funds, series or classes in an investment category receive 5 stars, 22.5% receive 4 stars, 35% receive 3 stars, 22.5% receive 2 stars, and the bottom 10% receive one star. Morningstar ranks the shares of the Fund in relation to other taxable bond funds.

         The total return on an investment made in shares of the Fund may be compared with the performance for the same period of one or more of the following indices: the Consumer Price Index, the Salomon Brothers World Government Bond Index, the Standard & Poor's 500 Index, the Shearson Lehman Government/Corporate Bond Index, the Lehman Aggregate Bond Index, and the J.P. Morgan Government Bond Index. Other indices may be used from time to time. The Consumer Price Index is generally considered to be a measure of inflation. The Salomon Brothers World Government Bond Index generally represents the performance of government debt securities of various markets throughout the world, including the United States. The Lehman Government/Corporate Bond Index generally represents the performance of intermediate and long-term government and investment grade corporate debt securities. The Lehman Aggregate Bond Index measures the performance of U.S. corporate bond issues, U.S. government securities and mortgaged-backed securities. The J.P. Morgan Government Bond Index generally represents the performance of government bonds issued by various countries including the United States. The S&P 500 Index is a composite index of 500 common stocks generally regarded as an index of U.S. stock market performance. The foregoing bond indices are unmanaged indices of securities that do not reflect reinvestment of capital gains or take investment costs into consideration, as these items are not application to indices.

         From time to time, the yields and the total returns of the Fund may be quoted in and compared to other mutual funds with similar investment objective in advertisements, shareholder reports or other communications to shareholders. The Fund may also include calculations in such communications that describe hypothetical investment results. (Such performance examples will be based on an express set of assumptions and are not indicative of the performance of any Fund.) Such calculations may from time to time include discussions or illustrations of the effects of compounding in advertisements. "Compounding" refers to the fact that, if dividends or other distributions on a Fund investment are reinvested by being paid in additional Fund shares, any future income or capital appreciation of the Fund would increase the value, not only of the original Fund investment, but also of the additional Fund shares received through reinvestment. As a result, the value of the Fund investment would increase more quickly than if dividends or other distributions had been paid in cash. The Fund may also include discussions or illustrations of the potential investment goals of a prospective investor (including but not limited to tax and/or retirement planning), investment management techniques, policies or investment suitability of Fund, economic conditions, legislative developments (including pending legislation), the effects of inflation and historical performance of various asset classes, including but not limited to stocks, bonds and Treasury bills. From time to time advertisements or communications to shareholders may summarize the substance of information contained in shareholder reports (including the investment composition of the Fund, as well as the views of the investment adviser as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to the Fund. The Fund may also include in advertisements, charts, graphs or drawings which illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to stock, bonds, Treasury bills and shares of Fund as well as charts or graphs which illustrate strategies such as dollar cost averaging, and comparisons of hypothetical yields of investment in tax-exempt versus taxable investments. In addition, advertisements or shareholder communications may include a discussion of certain attributes or benefits to be derived by an investment in Fund. Such advertisements or communications may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein. With proper authorization, Fund may reprint articles (or excerpts) written regarding the Fund and provide them to prospective shareholders. Performance information with respect to the Fund is generally available by calling 1-800-539-3863.

         Investors may also judge, and the Fund may at times advertise, performance by comparing it to the performance of other mutual funds or mutual fund portfolios with comparable investment objectives and policies, which performance may be contained in various unmanaged mutual fund or market indices or rankings such as those prepared by Dow Jones & Co., Inc., Standard & Poor's Corporation, Lehman Brothers, Merrill Lynch, and Salomon Brothers, and in publications issued by Lipper Analytical Services, Inc. and in the following publications: IBC/Donoghue's Money Fund Reports, Ibottson Associates, Inc., Morningstar, CDA/Wiesenberger, Money Magazine, Forbes, Barron's, The Wall Street Journal, The New York Times, Business Week, American Banker, Fortune, Institutional Investor, U.S.A. Today. In addition to yield information, general information about the Fund that appears in a publication such as those mentioned above may also be quoted or reproduced in advertisements or in reports to shareholders.

         Advertisements and sales literature may include discussions of specifics of the portfolio manager's investment strategy and process, including, but not limited to, descriptions of security selection and analysis.

         Advertisements may also include descriptive information about the investment adviser, including, but not limited to, its status within the industry, other services and products it makes available, total assets under management, its investment philosophy.

         When comparing yield, total return and investment risk of an investment in the Fund with other investments, investors should understand that certain other investments have different risk characteristics than an investment in shares of the Fund. For example, certificates of deposit may have fixed rates of return and may be insured as to principal and interest by the FDIC, while the Fund's returns will fluctuate and its share values and returns are not guaranteed. Money market accounts offered by banks also may be insured by the FDIC and may offer stability of principal. U.S. Treasury securities are guaranteed as to principal and interest by the full faith and credit of the U.S. government. Money market mutual funds may seek to offer a fixed price per share.


            ADDITIONAL PURCHASE, EXCHANGE AND REDEMPTION INFORMATION

         The Victory Portfolios (see "Description of Victory Portfolios" below) is open for business and the NAV is calculated on each Business Day. A Business Day is every day on which the NYSE is open for business, the Federal Reserve Bank of Cleveland is open and any other day (other than a day on which no shares of the Fund are tendered for redemption and no order to purchase any shares is received) during which there is sufficient trading in portfolio instruments that the Fund's net asset value per share might be materially affected. The NAV of each class is determined and its shares are priced as of the close of regular trading of the NYSE (generally 4:00 p.m. Eastern time (the "Valuation Time")) on each Business Day of the Fund. The NYSE or the Federal Reserve Bank of Cleveland will not be open in observance of the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day, and Christmas Day. The holiday closing schedule is subject to change.

         When the NYSE is closed, or when trading is restricted for any reason other than its customary weekend or holiday closings, or under emergency circumstances as determined by the Commission to warrant such action, the Fund's Transfer Agent will determine the Fund's NAVs at Valuation Time. The Fund's NAV may be affected to the extent that its securities are traded on days that are not Business Days.


         If, in the opinion of the Trustees, conditions exist which make cash payment undesirable, redemption payments may be made in whole or in part in securities or other property, valued for this purpose as they are valued in computing the NAV of the Fund. Shareholders receiving securities or other property on redemption may realize a gain or loss for tax purposes and will incur any costs of sale as well as the associated inconveniences.


         Pursuant to Rule 11a-3 under the 1940 Act, the Fund is required to give shareholders at least 60 days' notice prior to terminating or modifying the Fund's exchange privilege. Under the Rule, the 60-day notification requirement may be waived if (i) the only effect of a modification would be to reduce or eliminate an administrative fee, redemption fee or deferred sales charge ordinarily payable at the time of exchange or (ii) the Fund temporarily suspends the offering of shares as permitted under the 1940 Act or by the SEC or because it is unable to invest amounts effectively in accordance with its investment objective and policies.


         In the Prospectus, the Victory Portfolios, Key Advisers and the Sub-Adviser have notified shareholders that they reserve the right at any time without prior notice to shareholders to refuse exchange purchases by any person or group if, in Key Advisers or the Sub-Adviser's judgment, the Fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.



                         ADDITIONAL PURCHASE INFORMATION

         REDUCED SALES CHARGE. Reduced sales charges are applicable to purchases of $50,000 or more alone or in combination with purchases of shares of other Victory Portfolios made at any one time. To obtain the reduction of the sales charge, you or your investment professional must notify the Transfer Agent at the time of purchase whenever a quantity discount is applicable to your purchase. Upon such notification, you will receive the lowest applicable sales charge.

         In addition to investing at one time in any combination of shares of the Victory Portfolios in an amount entitling you to a reduced sales charge, you may qualify for a reduction in the sales charge under the following programs:

         COMBINED PURCHASES. When you invest in shares of the Victory Portfolios for several accounts at the same time, you may combine these investments into a single transaction if purchased through one investment professional, and if the total is $50,000 or more. The following may qualify for this privilege: an individual, or "company" as defined in Section 2(a)(8) of the 1940 Act; an individual, spouse, and their children under age 21 purchasing for his, her, or their own account; a trustee, administrator or other fiduciary purchasing for a single trust estate or single fiduciary account or for a single or a parent-subsidiary group of "employee benefit plans" (as defined in Section 3(3) of ERISA); and tax-exempt organizations under Section 501(c)(3) of the Internal Revenue Code.

         RIGHTS OF ACCUMULATION. Your "Rights of Accumulation" permit reduced sales charges on future purchases of shares after you have reached a new breakpoint. You can add the value of existing Victory Portfolios shares held by you, your spouse, and your children under age 21, determined at the previous day's NAV at the close of business, to the amount of your new purchase valued at the current offering price to determine your reduced sales charge.

         LETTER OF INTENT. If you anticipate purchasing $50,000 or more of shares of the Fund alone or in combination with shares of certain other Victory Portfolios within a 13-month period, you may obtain shares of the portfolios at the same reduced sales charge as though the total quantity were invested in one lump sum, by filing a non-binding Letter of Intent (the "Letter") within 90 days of the start of the purchases. Each investment you make after signing the Letter will be entitled to the sales charge applicable to the total investment indicated in the Letter. For example, a $2,500 purchase toward a $60,000 Letter would receive the same reduced sales charge as if the $60,000 had been invested at one time. To ensure that the reduced price will be received on future purchases, you or your investment professional must inform the transfer agent that the Letter is in effect each time shares are purchased. Neither income dividends nor capital gain distributions taken in additional shares will apply toward the completion of the Letter.

         Your initial investment must be at least 5% of the total amount you plan to invest. Out of the initial purchase, 5% of the dollar amount specified in the Letter will be registered in your name and held in escrow. The shares held in escrow cannot be redeemed or exchanged until the Letter is satisfied or the additional sales charges have been paid. You will earn income dividends and capital gain distributions on escrowed shares. The escrow will be released when your purchase of the total amount has been completed. You are not obligated to complete the Letter.

         If you purchase more than the amount specified in the Letter and qualify for a further sales charge reduction, the sales charge will be adjusted to reflect your total purchase at the end of 13 months. Surplus funds will be applied to the purchase of additional shares at the then current offering price applicable to the total purchase.

         If you do not complete your purchase under the Letter within the 13-month period, your sales charge will be adjusted upward, corresponding to the amount actually purchased, and if after written notice, you do not pay the increased sales charge, sufficient escrowed shares will be redeemed to pay such charge.



                         ADDITIONAL EXCHANGE INFORMATION



         Shares of the Victory Portfolios (see "Description of Victory Portfolios" below) may be exchanged for shares of any Victory money market fund or any other fund of the Victory Portfolios with the same or a lower sales charge. Shares of any Victory money market portfolio or any Victory Portfolios with a reduced sales charge may be exchanged for shares of the Fund upon payment of the difference in the sales charge.



                        ADDITIONAL REDEMPTION INFORMATION

         REINSTATEMENT PRIVILEGE. Within 90 days of a redemption, a shareholder may reinvest all or part of the redemption proceeds of shares of the Fund or any of the other Victory Portfolios into which shares of the Fund are exchangeable as described below, at the net asset value next computed after receipt by the Transfer Agent of the reinvestment order. No charge is currently made for reinvestment in shares of the Fund but a reinvestment in shares of certain other Victory Portfolios is subject to a $5.00 service fee. The shareholder must ask the Distributor for such privilege at the time of reinvestment. Any capital gain that was realized when the shares were redeemed is taxable, and reinvestment will not alter any capital gains tax payable on that gain. If there has been a capital loss on the redemption, some or all of the loss may not be tax deductible, depending on the timing and amount of the reinvestment. Under the Internal Revenue Code, if the redemption proceeds of Fund shares on which a sales charge was paid are reinvested in shares of the Fund or another of the Victory Portfolios within 90 days of payment of the sales charge, the shareholder's basis in the shares of the Fund that were redeemed may not include the amount of the sales charge paid. That would reduce the loss or increase the gain recognized from redemption. The Fund may amend, suspend or cease offering this reinvestment privilege at any time as to shares redeemed after the date of such amendment, suspension or cessation. You must reinstate your shares into an account with the same registration. This privilege may be exercised only once by a shareholder with respect to the Fund. For information on which funds are available for the Reinstatement Privilege, please consult your program materials.

                           DIVIDENDS AND DISTRIBUTIONS

         The Fund ordinarily declares and pays dividends from its net investment income quarterly. The Fund distributes substantially all of its net investment income and net capital gains, if any, to shareholders within each calendar year as well as on a fiscal year basis to the extent required for the Fund to qualify for favorable federal tax treatment.

         The amount of distributions may vary from time to time depending on market conditions and the composition of the Fund's portfolio.

         For this purpose, the net income of the Fund, from the time of the immediately preceding determination thereof, shall consist of all interest income accrued on the portfolio assets of the Fund, dividend income, if any, income from securities loans, if any, and realized capital gains and losses on the Fund assets, less all expenses and liabilities of the Fund chargeable against income. Interest income shall include discount earned, including both original issue and market discount, on discount paper accrued ratably to the date of maturity. Expenses, including the compensation payable to Key Advisers or the Sub-Adviser, are accrued each day. The expenses and liabilities of the Fund shall include those appropriately allocable to the Fund as well as a share of the general expenses and liabilities of the Victory Portfolios in proportion to the Fund's share of the total net assets of the Victory Portfolios.

Additional Tax Information

         It is the policy of the Fund to qualify for the favorable tax treatment accorded regulated investment companies ("RICs") under Subchapter M of the Code, for so long as such qualification is in the best interest of its shareholders. By following such policy and distributing its income and gains currently with respect to each taxable year, the Fund expects to eliminate or reduce to a nominal amount the federal income and excise taxes to which it may otherwise be subject.

         In order to qualify as a RIC, the Fund must, among other things, (1) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock or securities, foreign currencies or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities or currencies, (2) derive less than 30% of its gross income from the sale or other disposition of stock, securities, options, futures, forward contracts, and certain foreign currencies (or options, futures, or forward contracts on foreign currencies) held for less than three months, and
(3) diversify its holdings so that at the end of each quarter of its taxable year (i) at least 50% of the market value of the Fund's assets is represented by cash or cash items, U.S. Government securities, securities of other RICs and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities) or of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses. These requirements may restrict the degree to which the Fund may engage in short-term trading and concentrate investments. If the Fund qualifies as a RIC, it will not be subject to federal income tax on the part of its net investment income and net realized capital gains, if any, that it distributes to shareholders with respect to each taxable year within the time limits specified in the Code.

         A non-deductible excise tax is imposed on regulated investment companies that do not distribute in each calendar year an amount equal to 98% of their ordinary income for the year plus 98% of their capital gain net income for the 1-year period ending on October 31 of such calendar year. The balance of such income must be distributed during the following calendar year. If distributions during a calendar year are less than the required amount, the fund is subject to a non-deductible excise tax equal to 4% of the deficiency.

         Certain investment and hedging activities of the Fund, including transactions in options, futures contracts, hedging transactions, forward contracts, straddles, foreign currencies, and foreign securities, are subject to special tax rules. In a given case, these rules may accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert short-term capital losses into long-term capital losses, or otherwise affect the character of the Fund's income. These rules could therefore affect the amount, timing and character of distributions to shareholders. The Fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interest of the Fund and its securities.

         The Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of taxable dividends paid to any shareholder who has failed to provide (or provided an incorrect) tax identification number, or is subject to withholding pursuant to a notice from the Internal Revenue Service for failure to properly include on his or her income tax return payments of interest or dividends. This "backup withholding" is not an additional tax, and any amounts withheld may be credited against the shareholder's ultimate U.S. tax liability.

         Information set forth in the Prospectus and this Statement of Additional Information that relates to federal taxation is only a summary of certain key federal tax considerations generally affecting purchasers of shares of the Fund. No attempt has been made to present a complete explanation of the federal tax treatment of the Fund or its shareholders, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential purchasers of shares of the Fund are urged to consult their tax advisers with specific reference to their own tax circumstances. In addition, the tax discussion in the Prospectus and this Statement of Additional Information is based on tax law in effect on the date of the Prospectus and this Statement of Additional Information; such laws and regulations may be changed by legislative, judicial or administrative action, sometimes with retroactive effect.



                      MANAGEMENT OF THE VICTORY PORTFOLIOS



Board of Trustees



         Overall responsibility for management of the Victory Portfolios rests with the Trustees, who are elected by the shareholders of the Victory Portfolios. The Victory Portfolios are managed by the Trustees in accordance with the laws of the State of Delaware governing business trusts. There are currently seven Trustees, six of whom are not "interested persons" of the Victory Portfolios within the meaning of that term under the 1940 Act. The Trustees, in turn, elect the officers of the Victory Portfolios to supervise actively its day-to-day operations.



         The Trustees of the Victory Portfolios, their addresses, ages and their principal occupations during the past five years are as follows:

                                          Position(s) Held
                                          With the Victory                      Principal Occupation
Name, Address and Age                     Portfolios                            During Past 5 Years
---------------------                     --------------------                  -------------------
Leigh A. Wilson*, 51                      Trustee and                           From 1989 to present, Chairman and
Glenleigh International Ltd.              President                             Chief Executive Officer, Glenleigh
53 Sylvan Road North                                                            International Limited; from
Westport, CT  06880                                                             1984-1989, Chief Executive Officer,
                                                                                Paribas North America and Paribas
                                                                                Corporation; Trustee, The Victory
                                                                                Funds and Spears, Benzak, Salomon
                                                                                and Farrell ("SBSF") Funds.

Robert G. Brown, 72                       Trustee                               Retired; from October 1983 to
5460 N. Ocean Drive                                                             November 1990, President, Cleveland
Singer Island, Riviera Beach                                                    Advanced Manufacturing Program
FL 33404                                                                        (non-profit corporation engaged in
                                                                                regional economic development);
                                                                                Trustee, The Victory Funds.

Edward P. Campbell, 46                    Trustee                               From March 1, 1994 to present,
Nordson Corporation                                                             Executive Vice President and Chief
28601 Clemens Road                                                              Operating Officer of Nordson
Westlake, OH  44145                                                             Corporation (manufacturer of
                                                                                application equipment); from May 1988
                                                                                to March 1994, Vice President of
                                                                                Nordson Corporation; from 1987 to
                                                                                December 1994, member of the
                                                                                Supervisory Committee of Society's
                                                                                Collective Investment Retirement
                                                                                Fund; from May 1991 to August 1994,
                                                                                Trustee, Financial Reserves Fund and
                                                                                from May 1993 to August 1994,
                                                                                Trustee, Ohio Municipal Money Market
                                                                                Fund; Trustee, The Victory Funds and
                                                                                SBSF Funds.



------------
* Mr. Wilson is deemed to be an "interested person" of the Victory Portfolios under the 1940 Act solely by reason of his position as President.

                                          Position(s) Held
                                          With the Victory                      Principal Occupation
Name, Address and Age                     Portfolios                            During Past 5 Years
---------------------                     --------------------                  -------------------
Dr. Harry Gazelle, 68                     Trustee                               Retired radiologist, Drs. Hill and
17822 Lake Road                                                                 Thomas Corp; Trustee, The Victory
Lakewood, Ohio  44107                                                           Funds.

Stanley I. Landgraf, 70                   Trustee                               Retired; currently, Trustee,
41 Traditional Lane                                                             Rensselaer Polytechnic Institute;
Albany, NY  12211                                                               Director, Elenel Corporation and
                                                                                Mechanical Technology, Inc.; Member,
                                                                                Board of Overseers, School of
                                                                                Management, Rensselaer Polytechnic
                                                                                Institute; Member, The Fifty Group (a
                                                                                Capital Region business
                                                                                organization); Trustee, The Victory
                                                                                Funds.

Dr. Thomas F. Morrissey, 62               Trustee                               1995 Visiting Scholar, Bond
Weatherhead School of                                                           University, Queensland, Australia;
   Management                                                                   Professor, Weatherhead School of
Case Western Reserve                                                            Management, Case Western Reserve
  University                                                                    University; from 1989 to 1995,
10900 Euclid Avenue                                                             Associate Dean of Weatherhead School
Cleveland, OH  44106-7235                                                       of Management; from 1987 to December
                                                                                1994, Member of the Supervisory
                                                                                Committee of Society's Collective
                                                                                Investment Retirement Fund; from May
                                                                                1991 to August 1994, Trustee,
                                                                                Financial Reserves Fund and from May
                                                                                1993 to August 1994, Trustee, Ohio
                                                                                Municipal Money Market Fund; Trustee,
                                                                                The Victory Funds.

H. Patrick Swygert, 52                    Trustee                               President, Howard University;
Howard University                                                               formerly President, State University
2400 6th Street, N.W.                                                           of New York at Albany; formerly,
Suite 320                                                                       Executive Vice President, Temple
Washington, D.C.  20059                                                         University; Trustee, The Victory
                                                                                Funds.



         The Board presently has an Investment Policy Committee and a Business, Legal, and Audit Committee. The members of the Investment Policy Committee are Messrs. Landgraf (Chairman), Morrisey and Brown, who will serve until May 1996. The function of the Investment Policy Committee is to review the existing investment policies of the Victory Portfolios, including the levels of risk and types of funds available to shareholders, and make recommendations to the Board of Trustees regarding the revision of such policies or, if necessary, the submission of such revisions to the Victory Portfolios' shareholders for their consideration. The members of the Business, Legal and Audit Committee are Messrs. Swygert (Chairman), Campbell and Gazelle who will serve until May 1996. The function of the Business, Legal and Audit Committee is to recommend independent auditors and monitor accounting and financial matters; to nominate persons to serve as disinterested Trustees and Trustees to serve on committees of the Board; and to review compliance and contract matters.



         The Investment Policy Committee met four times during the fiscal year ended October 31, 1995. The Business, Legal and Audit Committee was constituted on May 24, 1995 (and has met twice since then) and replaced the Audit Committee, the Legal Committee and the Nominating Committee, which met three times, one time and one time, respectively, during the fiscal year ended October 31, 1995.



REMUNERATION OF TRUSTEES AND CERTAIN EXECUTIVE OFFICERS



         Effective June 1, 1995, each Trustee (other than Leigh A. Wilson) receives an annual fee of $27,000 for serving as Trustee of all the funds of the Victory Portfolios, and an additional per meeting fee ($2,400 in person and $1,200 per telephonic meeting).



         Effective June 1, 1995, Leigh A. Wilson receives an annual fee of $33,000 for serving as President and Trustee for all of the funds of the Victory Portfolios, and an additional per meeting fee ($3,000 in person and $1,500 per telephonic meeting).

         The following table indicates the compensation received by each Trustee from the Fund and from the Victory "Fund Complex"* during the fiscal year ended October 31, 1995. For certain Trustees, the amounts for the Fund include amounts paid by the Equity Income Portfolio, a portfolio of The Victory Funds which merged into the Fund as of June 5, 1995:



                                                                                                                   Total
                                       Pension or Retirement      Estimated Annual                              Compensation
                                        Benefits Accrued as         Benefits Upon      Total Compensation       from Victory
                                         Portfolio Expenses          Retirement             from Fund         "Fund Complex" *
                                       ---------------------      ----------------     ------------------     ----------------
        Robert G. Brown, Trustee...             -0-                      -0-                $1,842.48            $39,815.98
        John D. Buckingham,#                    -0-                      -0-                   840.54            $18,841.89
        Trustee....................
        Edward P. Campbell,                     -0-                      -0-                 1,581.23             33,799.68
          Trustee..................
        Harry Gazelle, Trustee.....             -0-                      -0-                 1,522.01             35,916.98
        John W. Kemper,                         -0-                      -0-                   841.91             22,567.31
          Trustee#.................
        Stanley I. Landgraf,                    -0-                      -0-                 1,580.86            34,615..98
          Trustee..................
        Thomas F. Morrissey,                    -0-                      -0-                 1,583.17             40,366.98
          Trustee..................
        H. Patrick Swygert,                     -0-                      -0-                 1,583.17             37,116.98
          Trustee..................
        Leigh A. Wilson, Trustee...             -0-                      -0-                 1,732.57             46,716.97
        John R. Young, Trustee#....             -0-                      -0-                   899.81             21,963.81
        ========================================================================================================================



#        Resigned



------------------------------

* For certain Trustees, these amounts include compensation received from The Victory Funds (which were reorganized into the Victory Portfolios as of June 5, 1995), the SBSF Funds (the investment adviser of which was acquired by KeyCorp effective April, 1995) and Society's Collective Investment Retirement Funds, which were reorganized into the Victory Balanced Fund and Victory Government Mortgage Fund as of December 19, 1994. There are presently 28 mutual funds from which the above-named Trustees are compensated in the Victory "Fund Complex," but not all of the above-named Trustees serve on the boards of each fund in the "Fund Complex."

Officers



        The officers of the Victory Portfolios, their addresses, ages and principal occupations during the past five years are as follows:



                                        Position with the                     Principal occupation
   Name                                 Victory Portfolios                    during past 5 years
   ----                                 ------------------                    -------------------
Leigh A. Wilson, 51                     President and Trustee                 From 1989 to present, Chairman and
                                                                              Chief Executive Officer, Glenleigh
                                                                              International Limited; from 1984-1989,
                                                                              Chief Executive Officer, Paribas North
                                                                              America and Paribas Corporation;
                                                                              Trustee to The Victory Funds and SBSF
                                                                              Funds.

William B. Blundin, 57                  Vice President                        Senior Vice President of BISYS Fund
                                                                              Services; officer of other investment
                                                                              companies administered by BISYS Fund
                                                                              Services; President and Chief Executive
                                                                              Officer of Vista Broker-Dealer
                                                                              Services, Inc., Emerald Asset
                                                                              Management, Inc. and BNY Hamilton
                                                                              Distributors, Inc., registered
                                                                              broker/dealers.

J. David Huber, 49                      Vice President                        Executive Vice President, BISYS Fund
                                                                              Services.

Scott A. Englehart, 33                  Secretary                             From October 1990 to present,
                                                                              employee of BISYS Fund Services,
                                                                              Inc.; from 1985 to October 1990,
                                                                              Manager of Banking Center, Fifth
                                                                              Third Bank.

George O. Martinez, 36                  Assistant Secretary                   From March 1995 to present, Senior
                                                                              Vice President and Director of Legal
                                                                              and Compliance Services, BISYS Fund
                                                                              Services; from June 1989-March 1995,
                                                                              Vice President and Associate General
                                                                              Counsel, Alliance Capital Management.

Martin R. Dean, 32                      Treasurer                             From May 1994 to present, employee
                                                                              of BISYS Fund Services; from January
                                                                              1987 - April 1994, Senior Manager,
                                                                              KPMG Peat Marwick.

Adrian J. Waters, 33                    Assistant Treasurer                   From May 1993 to present, employee
                                                                              of BISYS Fund Services; from
                                                                              1989-May 1993, Manager, Price
                                                                              Waterhouse.

         The mailing address of each of the officers of the Victory Portfolios is 3435 Stelzer Road, Columbus, Ohio 43219-3035.



         The officers of the Victory Portfolios (other than Leigh Wilson) receive no compensation directly from the Victory Portfolios for performing the duties of their offices. Concord Holding Corporation receives fees from the Victory Portfolios for acting as Administrator.



         As of January 6, 1996, the Trustees and officers as a group owned beneficially less than 1% of the Fund.



Investment Adviser and Sub-Adviser



         KeyCorp Mutual Fund Advisers, Inc. ("Key Advisers" or the "Adviser") was organized as an Ohio corporation on July 27, 1995 and is registered as an investment adviser under the Investment Advisers Act of 1940. It is a wholly-owned subsidiary of KeyCorp Asset Management Holdings, Inc., which is a wholly-owned subsidiary of Society National Bank, a wholly-owned subsidiary of KeyCorp. Affiliates of Key Advisers manage approximately $37 billion for numerous clients including large corporate and public retirement plans, Taft-Hartley plans, foundations and endowments, high net worth individuals and mutual funds.



         KeyCorp, a financial services holding company, is headquartered at 127 Public Square, Cleveland, Ohio 44114. As of September 30, 1995, KeyCorp had an asset base of $68 billion, with banking offices in 26 states from Maine to Alaska, and trust and investment offices in 16 states. KeyCorp is the resulting entity of the merger in 1994 of Society Corporation, the bank holding company of which Society National Bank was a wholly-owned subsidiary, and KeyCorp, the former bank holding company. KeyCorp's major business activities include providing traditional banking and associated financial services to consumer, business and commercial markets. Its non-bank subsidiaries include investment advisory, securities brokerage, insurance, bank credit card processing, and mortgage leasing companies. Society National Bank is the lead affiliate bank of KeyCorp.



         The following table lists the advisory fees for each mutual fund that is advised by Key Advisers.



         .25 OF 1% OF AVERAGE DAILY NET ASSETS
                  Victory Institutional Money Market Fund*



         .35 OF 1% OF AVERAGE DAILY NET ASSETS
                  Victory Prime Obligations Fund*
                  Victory U.S. Government Obligations Fund*
                  Victory Tax-Free Money Market Fund*



         .50 OF 1% OF AVERAGE DAILY NET ASSETS
                  Victory Ohio Municipal Money Market Fund*
                  Victory Limited Term Income Fund*
                  Victory Government Mortgage Fund*
                  Victory Financial Reserves Fund*
                  Victory Fund for Income #



         .55 OF 1% OF AVERAGE DAILY NET ASSETS
                  Victory National Municipal Bond Fund*
                  Victory Government Bond Fund*

                  Victory New York Tax-Free Fund*



         .60 OF 1% OF AVERAGE DAILY NET ASSETS
                  Victory Ohio Municipal Bond
                  Fund* Victory Stock Index Fund*



         .65 OF 1% OF AVERAGE DAILY NET ASSETS
                  Victory Diversified Stock Fund*



         .75 OF 1% OF AVERAGE DAILY NET ASSETS
                  Victory Intermediate Income Fund*
                  Victory Investment Quality Bond Fund*
                  Victory Ohio Regional Stock Fund*



         1% OF AVERAGE DAILY NET ASSETS
                  Victory  Balanced Fund*
                  Victory Value Fund*
                  Victory Growth Fund*
                  Victory Special Value Fund*
                  Victory Special Growth Fund+/-



         1.10% OF AVERAGE DAILY ASSETS
                  Victory International Growth Fund*




# First Albany Asset Management Corporation serves as sub-adviser to the Victory Fund for Income, for which it receives .20% of average daily net assets.



+/- T. Rowe Price Associates, Inc. serves as sub-adviser to the Victory Special Growth Fund, for which it receives .25% of average daily net assets up to $100 million and .20% of average daily net assets in excess of $100 million.



* Society Asset Management, Inc. (the Sub-Adviser) serves as sub-adviser to each of these funds. For its services under the investment sub-advisory agreement, Key Advisers pays the Sub-Adviser sub-advisory fees at rates (based on an annual percentage of average daily net assets) which vary according to the table set forth below:

For the Victory Balanced Fund, Diversified Stock Fund, Growth Fund, Stock Index Fund and Value Fund:



                                             Rate of
      Net Assets                        Sub-Advisory Fee*
      ----------                        -----------------
Up to $10,000,000                            0.65%
Next $15,000,000                             0.50%
Next $25,000,000                             0.40%
Above $50,000,000                            0.35%




For the Victory International Growth Fund, Ohio Regional Stock Fund and Special Value Fund:



                                             Rate of
      Net Assets                         Sub-Advisory Fee*
      ----------                         -----------------
Up to $10,000,000                             0.90%
Next $15,000,000                              0.70%
Next $25,000,000                              0.55%
Above $50,000,000                             0.45%




For the Victory Intermediate Income Fund, Investment Quality Bond Fund, Limited Term Income Fund, Ohio Municipal Bond Fund, Government Bond Fund, Government Mortgage Fund, National Municipal Bond Fund and New York Tax-Free Fund:



                                             Rate of
      Net Assets                         Sub-Advisory Fee*
      ----------                         -----------------
Up to $10,000,000                             0.40%
Next $15,000,000                              0.30%
Next $25,000,000                              0.25%
Above $50,000,000                             0.20%




For the Victory Prime Obligations Fund, Tax-Free Money Market Fund, U.S. Government Obligations Fund, Financial Reserves Fund, Institutional Money Market Fund and Ohio Municipal Money Market Fund:



                                             Rate of
      Net Assets                         Sub-Advisory Fee*
      ----------                         -----------------
Up to $10,000,000                             0.25%
Next $15,000,000                              0.20%
Next $25,000,000                              0.15%
Above $50,000,000                            0.125%



--------------------

* As a percentage of average daily net assets. The Sub-Adviser has the right to voluntarily waive any portion of the sub-advisory fee from time to time.



                          ADVISORY AND OTHER CONTRACTS



         Unless sooner terminated, the Investment Advisory Agreement between Key Advisers and the Fund provides that it will continue in effect as to the Fund for an initial two-year term and for consecutive one-year terms thereafter, provided that such continuance is approved at least annually by the Victory Portfolios' Trustees or by vote of a majority of the outstanding shares of such Fund (as defined under "GENERAL INFORMATION Miscellaneous" in the Prospectuses), and, in either case, by a majority of the Trustees who are not parties to the Investment Advisory Agreement or interested persons (as defined in the 1940 Act) of any party to the Investment Advisory Agreement, by votes cast in person at a meeting called for such purpose.



         The Investment Advisory Agreement is terminable as to the Fund at any time on 60 days' written notice without penalty by the Trustees, by vote of a majority of the outstanding shares of the Fund, or by Key Advisers. The Investment Advisory Agreement also terminates automatically in the event of any assignment, as defined under the 1940 Act.

         The Investment Advisory Agreement provides that Key Advisers shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of services pursuant to the Investment Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of Key Advisers in the performance of its duties, or from reckless disregard by it of either duties and obligations thereunder.



         Under the Investment Advisory Agreement, Key Advisers has agreed to provide the investment advisory services described in the Prospectus. For the services provided and expenses assumed pursuant to the Investment Advisory Agreement, the Fund pays Key Advisers a fee, computed daily and paid monthly, at the annual rate of one percent (1.00%) of the average daily net assets of the Fund.



         Prior to January, 1993, Society National Bank served as investment adviser to the Fund. From January 1, 1993 until December 31, 1995, Society Asset Management, Inc. served as investment adviser to the Fund. For the fiscal years ended October 31, 1994 and 1995 the Fund paid investment advisory fees of $979,887, and ________, respectively, after fee reductions of $575,355 and $________ respectively.



         Under the Investment Advisory Agreement, Key Advisers may delegate a portion of its responsibilities to a sub-adviser. In addition, the Investment Advisory Agreement provides that Key Advisers may render services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser of the Fund and are under the common control of KeyCorp as long as all such persons are functioning as part of an organized group of persons, managed by authorized officers of Key Advisers.



         Key Advisers has entered into an investment sub-advisory agreement with its affiliate, Society Asset Management, Inc. on behalf of the Fund. The Sub-Adviser is a wholly-owned subsidiary of KeyCorp Asset Management Holdings, Inc. With respect to the day to day management of the Fund, under the sub-advisory agreement, the Sub-Adviser makes decisions concerning, and places all orders for, purchases and sales of securities and helps maintain the records relating to such purchases and sales. The Sub-Adviser may, in its discretion, provide such services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser to the Company under applicable laws and are under the common control of KeyCorp; provided that (i) all persons, when providing services under the sub-advisory agreement, are functioning as part of an organized group of persons, and (ii) such organized group of persons is managed at all times by authorized officers of the Sub-Adviser. This arrangement will not result in the payment of additional fees by the Fund.

Glass-Steagall Act

         In 1971 the United States Supreme Court held in Investment Company Institute v. Camp that the federal statute commonly referred to as the Glass-Steagall Act prohibits a national bank from operating a fund for the collective investment of managing agency accounts. Subsequently, the Board of Governors of the Federal Reserve System (the "Board") issued a regulation and interpretation to the effect that the Glass-Steagall Act and such decision: (a) forbid a bank holding company registered under the Federal Bank Holding Company Act of 1956 (the "Holding Company Act") or any non-bank affiliate thereof from sponsoring, organizing, or controlling a registered, open-end investment company continuously engaged in the issuance of its shares, but (b) do not prohibit such a holding company or affiliate from acting as investment adviser, transfer agent, and custodian to such an investment company. In 1981 the United States Supreme Court held in Board of Governors of the Federal Reserve System v. Investment Company Institute that the Board did not exceed its authority under the Holding Company Act when it adopted its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisers to registered closed-end investment companies. In the Board of Governors case, the Supreme Court also stated that if a national bank complied with the restrictions imposed by the Board in its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisers to investment companies, a national bank performing investment advisory services for an investment company would not violate the Glass-Steagall Act.


         Key Advisers and the Sub-Adviser believe that they may perform the services for the Victory Portfolios contemplated by the Prospectus, this Statement of Additional Information, and the Investment Advisory Agreement (and Sub-Advisory Agreement) with the Victory Portfolios without violation of applicable statutes and regulations and has so represented in its Investment Advisory Agreement (and Sub-Advisory Agreement) with the Victory Portfolios. Key Trust Company of Ohio, N.A. believes that it may perform the services for the Victory Portfolios contemplated by the Prospectus, this Statement of Additional Information, and the Shareholder Servicing Agreement with the Victory Portfolios (as described below) without violation of applicable statutes and regulations and has so represented in such Shareholder Servicing Agreement. Future changes in either federal or state statutes and regulations relating to the permissible activities of banks or bank holding companies and the subsidiaries or affiliates of those entities, as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations, could prevent or restrict Key Trust Company of Ohio, N.A., Key Advisers or the Sub-Adviser from continuing to perform such services for the Victory Portfolios. Depending upon the nature of any changes in the services which could be provided by Key Trust Company of Ohio, N.A., Key Advisers or the Sub-Adviser, the Trustees of the Victory Portfolios would review the Victory Portfolios' relationship with Key Trust Company of Ohio, N.A., Key Advisers or the Sub-Adviser and consider taking all action necessary in the circumstances.



         Should future legislative, judicial, or administrative action prohibit or restrict the proposed activities of Key Trust Company of Ohio, N.A., Key Advisers or the Sub-Adviser and its affiliated and correspondent banks and other non-bank affiliates in connection with customer purchases of shares of the Victory Portfolios, the banks and such non-bank affiliates might be required to alter materially or discontinue the services offered by them to customers. It is not anticipated, however, that any change in the Victory Portfolios' method of operations would affect its net asset value per share or result in financial losses to any customer.



         From time to time, advertisements, supplemental sales literature and information furnished to present or prospective shareholders of the Fund may include descriptions of Key Trust Company of Ohio, N.A., Key Advisers and the Sub-Adviser including, but not limited to, (i) descriptions of the operations of Key Trust Company of Ohio, N.A., Key Advisers and the Sub-Adviser; (ii) descriptions of certain personnel and their functions; and (iii) statistics and rankings related to the operations of Key Trust Company of Ohio, N.A., Key Advisers and the Sub-Adviser.

Portfolio Transactions



         Pursuant to the Investment Advisory Agreement (and Sub-Advisory Agreement), Key Advisers or the Sub-Adviser determines, subject to the general supervision of the Trustees of the Victory Portfolios, and in accordance with the Fund's investment objective and restrictions, which securities are to be purchased and sold by the Fund, and which brokers are to be eligible to execute its portfolio transactions. Purchases from underwriters and/or broker-dealers of portfolio securities include a commission or concession paid by the issuer to the underwriter and/or broker-dealer and purchases from dealers serving as market makers may include the spread between the bid and asked price. While Key Advisers and the Sub-Adviser generally seek competitive prices (inclusive of any spread or commission), the Fund may not necessarily pay the lowest prices available on each transaction, for reasons discussed below.



         Allocation of transactions to dealers is determined by Key Advisers or the Sub-Adviser in their best judgment and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. Subject to this consideration, dealers who provide supplemental investment research to Key Advisers or the Sub-Adviser may receive orders for transactions by the Victory Portfolios. Information so received is in addition to and not in lieu of services required to be performed by Key Advisers or the Sub-Adviser and does not reduce the advisory fees payable to Key Advisers by the Victory Portfolios. Such information may be useful to Key Advisers or the Sub-Adviser in serving both the Victory Portfolios and other clients and, conversely, such supplemental research information obtained by the placement of orders on behalf of other clients may be useful to Key Advisers or the Sub-Adviser in carrying out its obligations to the Victory Portfolios. In the future, the Trustees may also authorize the allocation of brokerage to affiliated broker-dealers on an agency basis to effect portfolio transactions. In such event, the Trustees will adopt procedures incorporating the standards of Rule 17e-1 under the 1940 Act, which requires that the commission paid to affiliated broker-dealers be "reasonable and fair compared to the commission, fee or other remuneration received, or to be received, by other brokers in connection with comparable transactions involving similar securities during a comparable period of time." At times, the Fund may also purchase portfolio securities directly from dealers acting as principals, underwriters or market makers. As these transactions are usually conducted on a net basis, no brokerage commissions are paid by the Fund.



         The Victory Portfolios will not execute portfolio transactions through, acquire portfolio securities issued by, make savings deposits in, or enter into repurchase or reverse repurchase agreements with Key Advisers, the Sub-Adviser, Key Trust Company of Ohio, N.A. or its affiliates, Concord Holding Corporation, Victory Broker-Dealer Services, Inc. or their affiliates, and will not give preference to Key Trust Company of Ohio, N.A.'s correspondent banks or affiliates, or Concord Holding Corporation or Victory Broker-Dealer Services, Inc. with respect to such transactions, securities, savings deposits, repurchase agreements, and reverse repurchase agreements.



         Investment decisions for the Fund are made independently from those made for the other funds of the Victory Portfolios or any other investment company or account managed by Key Advisers or the Sub-Adviser. Such other funds, investment companies or accounts may also invest in the securities in which the Fund invests. When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and another fund, investment company or account, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which Key Advisers or the Sub-Adviser believes to be equitable to the Fund and such other fund, investment company or account. In some instances, this investment procedure may affect the price paid or received by the Fund or the size of the position obtained by the Fund in an adverse manner relative to the result that would have been obtained if only the Fund had participated in or been allocated such trades. To the extent permitted by law, Key Advisers or the Sub-Adviser may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for the other funds of the Victory Portfolios or for other investment companies or accounts in order to obtain best execution. In making investment recommendations for the Victory Portfolios, Key

Advisers (and the Sub-Adviser) will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by the Fund is a customer of Key Advisers or the Sub-Adviser, their parents or subsidiaries or affiliates and, in dealing with their commercial customers, Key Advisers or the Sub-Adviser, their parents, subsidiaries, and affiliates will not inquire or take into consideration whether securities of such customers are held by the Victory Portfolios.



         In the fiscal years ended October 31, 1994 and 1995, the Fund paid $196,716, and $_______, respectively, in brokerage commissions.



Business Management Agreement



         In connection with its obligations under the Investment Sub-Advisory Agreement, the Sub-Adviser has entered into a Business Management Agreement with Key Advisers, pursuant to which Key Advisers provides certain administrative and support services to the Sub-Adviser. Such services include preparing reports to the Victory Portfolios' Board of Trustees, recordkeeping services, and services rendered in connection with the preparation of regulatory filings and other reports, and regulatory and other administrative and compliance systems and support services.



         For such services to the Fund, the Sub-Adviser pays fees to Key Advisers which vary according to a sliding scale containing "breakpoints" at which decreases in the business management fees correspond to increases in the average daily net asset values of the Fund as follows:



                                    Rate of Business
Net Assets of the Fund              Management Fee*
----------------------              ----------------
Up to $10,000,000                       0.55%
Next $15,000,000                        0.35%
Next $25,000,000                        0.20%
Above $50,000,000                       0.10%



--------------------


*        As a percentage of average daily net assets.



Administrator



         Currently, Concord Holding Corporation ("CHC") serves as general manager and administrator (the "Administrator") to the Fund. The Administrator assists in supervising all operations of the Fund (other than those performed by Key Advisers or the Sub-Adviser under the Investment Advisory Agreement and Sub-Advisory Agreement. Prior to June, 1995, The Winsbury Company ("Winsbury") served as the Fund's administrator.



         CHC receives a fee from the Fund for its services as Administrator and expenses assumed pursuant to the Administration Agreements, calculated daily and paid monthly, at the annual rate of fifteen one hundredths of one percent (.15%) of the Fund's average daily net assets. CHC may periodically waive all or a portion of its fee with respect to the Fund in order to increase the net income of the Fund available for distribution as dividends.

         Unless sooner terminated, the Administration Agreement will continue in effect as to the Fund for a period of two years, and for consecutive one-year terms thereafter, provided that such continuance is ratified at least annually by the Victory Portfolios' Board of Trustees or by vote of a majority of the outstanding shares of the Fund, and in either case by a majority of the Trustees who are not parties to the Administration Agreement or interested persons (as defined in the 1940 Act) of any party to the Administration Agreement, by votes cast in person at a meeting called for such purpose.



         The Administration Agreement provides that CHC shall not be liable for any error of judgment or mistake of law or any loss suffered by the Victory Portfolios in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith, or gross negligence in the performance of its duties, or from the reckless disregard by it of its obligations and duties thereunder.



         Under the Administration Agreement, CHC assists in the Fund's administration and operation, including providing statistical and research data, clerical services, internal compliance and various other administrative services, including among other responsibilities, forwarding certain purchase and redemption requests to the Transfer Agent, participation in the updating of the prospectus, coordinating the preparation, filing, printing and dissemination of reports to shareholders, coordinating the preparation of income tax returns, arranging for the maintenance of books and records and providing the office facilities necessary to carry out the duties thereunder. Under the Administration Agreement, CHC may delegate all or any part of its responsibilities thereunder.



         In the fiscal years ended October 31, 1994 and October 31, 1995, the Fund paid to Winsbury and CHC aggregate administration fees of $224,695, and $_______, respectively, after fee reductions of $8,592, and $_____, respectively.



Distributor



         Victory Broker-Dealer Services, Inc. (the "Distributor") serves as distributor for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Victory Portfolios. Unless otherwise terminated, the Distribution Agreement will remain in effect with respect to the Fund for two years, and thereafter for consecutive one-year terms, provided that it is approved at least annually (i) by the Victory Portfolios' Board of Trustees or by the vote of a majority of the outstanding shares of the Fund, and (ii) by the vote of a majority of the Trustees of the Victory Portfolios who are not parties to the Distribution Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate in the event of its assignment, as defined in the 1940 Act. For the Fund's fiscal years ended October 31, 1994 and October 31, 1995, [Winsbury] received $______ and $_______, respectively, in underwriting commissions, and retained $____ and $__, respectively.

Shareholder Servicing Plan



         The Victory Portfolios, on behalf of the Fund, has adopted a Shareholder Servicing Plan to provide payments to shareholder servicing agents (each a "Shareholder Servicing Agent") that provide administrative support services to customers who may from time to time beneficially own shares, which services include: (i) aggregating and processing purchase and redemption requests for shares from customers and promptly transmitting net purchase and redemption orders to our distributor or transfer agent; (ii) providing customers with a service that invests the assets of their accounts in shares pursuant to specific or pre-authorized instructions; (iii) processing dividend and distribution payments on behalf of customers; (iv) providing information periodically to customers showing their positions in shares; (v) arranging for bank wires; (vi) responding to customer inquiries; (vii) providing subaccounting with respect to shares beneficially owned by customers or providing the information to the Victory Portfolios necessary for subaccounting; (viii) if required by law, forwarding shareholder communications from us (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to customers; (ix) forwarding to customers proxy statements and proxies containing any proposals regarding this Plan; and (x) providing such other similar services as we may reasonably request to the extent you are permitted to do so under applicable statutes, rules or regulations. For expenses incurred and services provided pursuant to the Shareholder Servicing Agreement, the Fund pays each Shareholder Servicing Agent a fee computed daily and paid monthly, in amounts aggregating not more than twenty-five one-hundredths of one percent (.25%) of the average daily net assets of the Fund per year. A Shareholder Servicing Agent may periodically waive all or a portion of its respective shareholder servicing fees with respect to the Fund to increase the net income of the Fund available for distribution as dividends.



Expenses



         The Fund bears the following expenses relating to its operations: taxes, interest, brokerage fees and commissions, fees of the Trustees of the Victory Portfolios, Commission fees, state securities qualification fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to current shareholders, outside auditing and legal expenses, advisory and administration fees, fees and out-of-pocket expenses of the custodian and transfer agent, certain insurance premiums, costs of maintenance of the Fund's existence, costs of shareholders' reports and meetings, and any extraordinary expenses incurred in the Fund's operation.



         If total expenses borne by the Fund in any fiscal year exceeds expense limitations imposed by applicable state securities regulations, Key Advisers, the Sub-Adviser or the Administrator will waive their fees to the extent such excess expenses exceed such expense limitation in proportion to their respective fees. As of the date of this Statement of Additional Information, the most restrictive expense limitation applicable to the Fund limits its aggregate annual expenses, including management and advisory fees but excluding interest, taxes, brokerage commissions, and certain other expenses, to 2.5% of the first $30 million of its average net assets, 2.0% of the next $70 million of its average net assets, and 1.5% of its remaining average net assets. Any expenses to be borne by Key Advisers, Sub-Adviser or the Administrator will be estimated daily and reconciled and paid on a monthly basis. Fees imposed upon customer accounts by Key Advisers, the Sub-Adviser, Key Trust Company of Ohio, N.A. or its correspondents, affiliated banks and other non-bank affiliates for cash management services are not fund expenses for purposes of any such expense limitation.

Fund Accountant



         BISYS Fund Services Ohio, Inc. serves as fund accountant for the Fund pursuant to a fund accounting agreement with the Victory Portfolios dated May 31, 1995 (the "Fund Accounting Agreement"). As fund accountant for the Victory Portfolios, BISYS Fund Services Ohio, Inc. calculates the Fund's Portfolios' net asset value, the dividend and capital gain distributions, if any, and the yield. BISYS Fund Services Ohio, Inc. also provides a current security position report, a summary report of transactions and pending maturities, a current cash position report, and maintains the general ledger accounting records for the Fund. Under the Fund Accounting Agreement, BISYS Fund Services Ohio, Inc. is entitled to receive annual fees of .03% of the first $100 million of the Fund's daily average net assets, .02% of the next $100 million of the Fund's daily average net assets, and .01% of the Fund's remaining daily average net assets. These annual fees are subject to a minimum monthly assets charge of $2,917 per tax-free fund, and do not include out-of-pocket expenses or multiple class charges of $833 per month assessed for each class of shares after the first class. In the fiscal years ended October 31, 1993, October 31, 1994, and October 31, 1995, the Victory Portfolios paid The Winsbury Service Corporation fund accounting fees (after fee waivers) of $0, $96,327, and $_______, respectively, for the Fund.



Custodian



         Cash and securities owned by the Fund are held by Key Trust Company of Ohio, N.A. as custodian. Key Trust Company of Ohio, N.A. serves as custodian to the Fund pursuant to a Custodian Agreement dated May 24, 1995. Under this Agreement, Key Trust Company of Ohio, N.A. (i) maintains a separate account or accounts in the name of the Fund; (ii) makes receipts and disbursements of money on behalf of the Fund; (iii) collects and receives all income and other payments and distributions on account of portfolio securities; (iv) responds to correspondence from security brokers and others relating to its duties; and (v) makes periodic reports to the Victory Portfolios' Trustees concerning the Victory Portfolios' operations. Key Trust Company of Ohio, N.A. may, with the approval of the Victory Portfolios and the custodian's own expense, open and maintain a sub-custody account or accounts on behalf of the Fund, provided that Key Trust Company of Ohio, N.A. shall remain liable for the performance of all of its duties under the Custodian Agreement.



Transfer Agent



         Primary Funds Service Corporation serves as transfer agent and dividend disbursing agent for the Fund, pursuant to a Transfer Agency and Shareholder Servicing Agreement. Under its agreement with the Victory Portfolios, Primary Funds Service Corporation has agreed (i) to issue and redeem shares of the Victory Portfolios; (ii) to address and mail all communications by the Victory Portfolios to its shareholders, including reports to shareholders, dividend and distribution notices, and proxy material for its meetings of shareholders; (iii) to respond to correspondence or inquiries by shareholders and others relating to its duties; (iv) to maintain shareholder accounts and certain sub-accounts; and
(v) to make periodic reports to the Victory Portfolios' Trustees concerning the Victory Portfolios' operations. For the services provided under the Transfer Agency and Shareholder Servicing Agreement, Primary Funds Service Corporation receives a maximum monthly fee of $1,250 from the Fund, and a maximum of $3.50 per account of the Fund.

Auditors



         The financial highlights appearing in the Prospectus for the Fund, other than unaudited information marked as such, has been derived from financial statements of the Victory Portfolios appearing in or incorporated by reference in this Statement of Additional Information which have been audited by Coopers & Lybrand L.L.P., independent accountants, as set forth in their report appearing elsewhere herein, and are included in reliance upon such report and on the authority of such firm as experts in auditing and accounting. Coopers & Lybrand L.L.P.'s address is 100 East Broad Street, Columbus, Ohio 43215.


Legal Counsel

         Kramer, Levin, Naftalis, Nessen, Kamin & Frankel, 919 Third Avenue, New York, New York 10022 is counsel to the Victory Portfolios.



                             ADDITIONAL INFORMATION



Description of Shares



         The Victory Portfolios (sometimes referred to as the "Trust") is a Delaware business trust. Its Delaware Trust Instrument was adopted on December 6, 1995 and a certificate of Trust for the Trust was filed in Delaware on December __, 1995. On February 29, 1996, the Victory Portfolios converted from a Massachusetts business trust to a Delaware business trust.



         The previously effective Massachusetts Declaration of Trust, pursuant to which the Victory Portfolios was originally called the North Third Street Fund, was filed with the Secretary of State of the Commonwealth of Massachusetts on February 6, 1986. On September 22, 1986, an Amended and Restated Declaration of Trust was filed to change the name of the Trust to The Emblem Fund and to make certain other changes. A second amendment was filed October 23, 1986 providing for voting of shares in the aggregate except where voting of shares by series is otherwise required by law. An amendment to the Amended and Restated Declaration of Trust was filed on March 15, 1993 to change the name of the Trust to The Society Funds. An Amended and Restated Declaration of Trust was then filed on September 2, 1994 to change the name of the Trust to The Victory Portfolios.



         The currently effective Delaware Trust Instrument authorizes the Trustees to issue an unlimited number of shares, which are units of beneficial interest, without par value. The Victory Portfolios presently has twenty-eight series of shares, which represent interests in the U.S. Government Obligations Fund, the Prime Obligations Fund, the Tax-Free Money Market Fund, the Balanced Fund, the Stock Index Fund, the Value Fund, the Diversified Stock Fund, the Growth Fund, the Special Value Fund, the Special Growth Fund, the Ohio Regional Stock Fund, the International Growth Fund, the Limited Term Income Fund, the Government Mortgage Fund, the Ohio Municipal Bond Fund, the Intermediate Income Fund, the Investment Quality Bond Fund, the Florida Tax-Free Bond Fund, the Municipal Bond Fund, the Convertible Securities Fund, the Short-Term U.S. Government Income Fund, the Government Bond Fund, the Fund for Income, the National Municipal Bond Fund, the New York Tax-Free Fund, the Institutional Money Market Fund, the Financial Reserves Fund and the Ohio Municipal Money Market Fund, respectively. The Victory Portfolios' Delaware Trust Instrument authorizes the Trustees to divide or redivide any unissued shares of the Victory Portfolios into one or more additional series by setting or changing in any one or more respects their respective preferences, conversion or other rights, voting power, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption.

         Shares have no subscription or preemptive rights and only such conversion or exchange rights as the Trustees may grant in their discretion. When issued for payment as described in the Prospectus and this Statement of Additional Information, the Victory Portfolios' shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of the Victory Portfolios, shares of the Fund are entitled to receive the assets available for distribution belonging to the Fund, and a proportionate distribution, based upon the relative asset values of the respective funds of the Victory Portfolios, of any general assets not belonging to any particular fund which are available for distribution.

         As described in the Prospectus under the caption "ADDITIONAL INFORMATION -- Voting Rights," shares of the Victory Portfolios are entitled to one vote per share (with proportional voting for fractional shares) on such matters as shareholders are entitled to vote. On any matter submitted to a vote of the shareholders, all shares are voted separately by individual series (funds), and whenever the Trustees determine that the matter affects only certain series, may be submitted for a vote by only such series, except (i) when required by the 1940 Act, shares are voted in the aggregate and not by individual series; and (ii) when the Trustees have determined that the matter affects the interests of more than one series and that voting by shareholders of all series would be consistent with the 1940 Act, then the shareholders of all such series shall be entitled to vote thereon (either by individual series or by shares voted in the aggregate, as the Trustees in their discretion may determine). The Trustees may also determine that a matter affects only the interests of one or more classes of a series, in which case (or if required under the 1940 Act) such matter shall be voted on by such class or classes. There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees have been elected by the shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. In addition, Trustees may be removed from office by a vote of the holders of at least two-thirds of the outstanding shares of the Victory Portfolios. A meeting shall be held for such purpose upon the written request of the holders of not less than 10% of the outstanding shares. Upon written request by ten or more shareholders meeting the qualifications of Section 16(c) of the 1940 Act, (i.e., person who have been shareholders for at least six months, and who hold shares having an NAV of at least $25,000 or constituting 1% of the outstanding shares) stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Victory Portfolios will provide a list of shareholders or disseminate appropriate materials (at the expense of the requesting shareholders). Except as set forth above, the Trustees shall continue to hold office and may appoint their successors.

         Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Victory Portfolios shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each fund of the Victory Portfolios affected by the matter. For purposes of determining whether the approval of a majority of the outstanding shares of a fund will be required in connection with a matter, a fund will be deemed to be affected by a matter unless it is clear that the interests of each fund in the matter are identical, or that the matter does not affect any interest of the fund. Under Rule 18f-2, the approval of an investment advisory agreement or any change in investment policy would be effectively acted upon with respect to a fund only if approved by a majority of the outstanding shares of such fund. However, Rule 18f-2 also provides that the ratification of independent public accountants, the approval of principal underwriting contracts, and the election of Trustees may be effectively acted upon by shareholders of all of the Victory Portfolios voting without regard to series.

Shareholder and Trustee Liability



         The Delaware Business Trust Act provides that a shareholder of a Delaware business trust shall be entitled to the same limitation of personal liability extended to shareholders of Delaware corporations. The Delaware Trust Instrument also provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his or her being or having been a shareholder. The Delaware Trust Instrument also provides that the Victory Portfolios shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Victory Portfolios, and shall satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered to be extremely remote.



         The Delaware Trust Instrument states further that no Trustee, officer, or agent of the Victory Portfolios shall be personally liable in connection with the administration or preservation of the assets of the Funds or the conduct of the Victory Portfolios' business; nor shall any Trustee, officer, or agent be personally liable to any person for any action or failure to act except for his own bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties. The Declaration of Trust also provides that all persons having any claim against the Trustees or the Victory Portfolios shall look solely to the assets of the Victory Portfolios for payment.



Miscellaneous



         As used in the Prospectus and in this Statement of Additional Information, "assets belonging to a fund" (or "assets belonging to the Fund") means the consideration received by the Victory Portfolios upon the issuance or sale of shares in that fund, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale, exchange, or liquidation of such investments, and any funds or payments derived from any reinvestment of such proceeds and any general assets of the Victory Portfolios, which general liabilities and expenses are not readily identified as belonging to a particular fund (or the Fund) that are allocated to that fund (or the Fund) by the Victory Portfolios' Trustees. The Trustees may allocate such general assets in any manner they deem fair and equitable. It is anticipated that the formula that will be used by the Trustees in making allocations of general assets to a particular fund of the Victory Portfolios will be the relative net asset value of the respective fund at the time of allocation. Assets belonging to a particular fund are charged with the direct liabilities and expenses of that fund, and with a share of the general liabilities and expenses of each of the funds not readily identified as belonging to a particular fund that are allocated to each fund in accordance with its proportionate share of the net asset values of the Victory Portfolios at the time of allocation. The timing of allocations of general assets and general liabilities and expenses of the Victory Portfolios to a particular fund will be determined by the Trustees of the Victory Portfolios and will be in accordance with generally accepted accounting principles. Determinations by the Trustees of the Victory Portfolios as to the timing of the allocation of general liabilities and expenses and as to the timing and allocable portion of any general assets with respect to a particular fund are conclusive.


         As used in the Prospectus and in this Statement of Additional Information, a "vote of a majority of the outstanding shares" or a "vote of a majority of the outstanding voting securities" of the Victory Portfolios or a particular fund means the affirmative vote of the lesser of (a) 67% or more of the shares of the Victory Portfolios or such fund present at a meeting at which the holders of more than 50% of the outstanding shares of the Victory Portfolios or such fund are represented in person or by proxy, or (b) more than 50% of the outstanding shares of the Victory Portfolios or such fund.

         Organizational expenses are allocated to each of the Victory Portfolios and are amortized over a period of two years from the commencement of the public offering of shares of the Victory Portfolios.

         The Victory Portfolios is registered with the Commission as an open-end management investment company. Such registration does not involve supervision by the Commission of the management or policies of the Victory Portfolios.

         The Prospectus and this Statement of Additional Information omit certain of the information contained in the Registration Statement filed with the Commission. Copies of such information may be obtained from the Commission upon payment of the prescribed fee.

         The Prospectus and this Statement of Additional Information are not an offering of the securities herein described in any state in which such offering may not lawfully be made. No salesman, dealer, or other person is authorized to give any information or make any representation other than those contained in the Prospectus and this Statement of Additional Information.


         [The financial statements of the Fund for the period ended April 30, 1995 are set forth following this Part B of the Registration Statement.]



         [The 1995 Annual Report to shareholders of The Victory Portfolios is incorporated herein. This report includes the financial statements for the fiscal year ended October 31, 1995.] The opinion in the Annual Report of Coopers & Lybrand L.L.P., independent accountants, is incorporated herein in its entirety to such Annual Report, and such financial statements are incorporated in their entirety in reliance upon such report of Coopers & Lybrand L.L.P. and on the authority of such firm as experts in auditing and accounting.



         The following table indicates each person known by the Fund to own beneficially 5% or more of the shares of the Fund as of December 1, 1995:



                                                                   Percent of Total
                                                                     Outstanding
      Name & Address                      Shares                    Shares of Fund
      --------------                      ------                   ----------------
KeyCorp 401(K) Plan Equity Fund       12,312,980,459                    48.91%
127 Public Square
Cleveland, OH  44114



INDEPENDENT AUDITOR'S REPORT



FINANCIAL STATEMENTS

                                    APPENDIX



         The nationally recognized statistical rating organizations (individually, an "NRSRO") that may be utilized by Key Advisers or the Sub-Adviser with regard to portfolio investments for the Fund include Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P"), Duff & Phelps, Inc. ("Duff"), Fitch Investors Service, Inc. ("Fitch"), IBCA Limited and its affiliate, IBCA Inc. (collectively, "IBCA"), and Thomson BankWatch, Inc. ("Thomson"). Set forth below is a description of the relevant ratings of each such NRSRO. The NRSROs that may be utilized by Key Advisers or the Sub-Adviser and the description of each NRSRO's ratings is as of the date of this Statement of Additional Information, and may subsequently change.


         Long-Term Debt Ratings (may be assigned, for example, to corporate and municipal bonds)

         Description of the five highest long-term debt ratings by Moody's (Moody's applies numerical modifiers (e.g., 1, 2, and 3) in each rating category to indicate the security's ranking within the category):

         Aaa. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

         A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

         Baa. Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba. Bonds which are rated Ba are judged to have speculative elements - their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times in the future. Uncertainty of position characterizes bonds in this class.

         Description of the five highest long-term debt ratings by S&P (S&P may apply a plus (+) or minus (-) to a particular rating classification to show relative standing within that classification):

         AAA. Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

         AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

         A. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         BBB. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

         BB. Debt rated BB is regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

         Description of the three highest long-term debt ratings by Duff:

         AAA. Highest credit quality. The risk factors are negligible being only slightly more than for risk-free U.S. Treasury debt.

         AA+. High credit quality Protection factors are strong.

         AA. Risk is modest but may vary slightly from time to time

         AA-. because of economic conditions.

         A+. Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

         Description of the three highest long-term debt ratings by Fitch (plus or minus signs are used with a rating symbol to indicate the relative position of the credit within the rating category):

         AAA. Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

         AA. Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issues is generally rated "[-]+."

         A. Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

         IBCA's description of its three highest long-term debt ratings:

         AAA. Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly.

         AA. Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic, or financial conditions may increase investment risk albeit not very significantly.

         A. Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

         Short-Term Debt Ratings (may be assigned, for example, to commercial paper, master demand notes, bank instruments, and letters of credit)

         Moody's description of its three highest short-term debt ratings:

         Prime-1. Issuers rated Prime-1 (or supporting institutions) have a superior capacity for repayment of senior short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by many of the following characteristics:

         -  Leading market positions in well-established industries.

         -  High rates of return on funds employed.

         - Conservative capitalization structures with moderate reliance on debt and ample asset protection.

         - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

         - Well-established access to a range of financial markets and assured sources of alternate liquidity.

         Prime-2. Issuers rated Prime-2 (or supporting institutions) have a strong capacity for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         Prime-3. Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

         S&P's description of its three highest short-term debt ratings:

         A-1. This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to have extremely strong safety characteristics are denoted with a plus sign (+).

         A-2. Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

         A-3. Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

         Duff's description of its five highest short-term debt ratings (Duff incorporates gradations of "1+" (one plus) and "1-" (one minus) to assist investors in recognizing quality differences within the highest rating category):

         Duff 1+. Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

         Duff 1. Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

         Duff 1-. High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

         Duff 2. Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

         Duff 3. Satisfactory liquidity and other protection factors qualify issue as to investment grade.

         Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

         Fitch's description of its four highest short-term debt ratings:

         F-1+. Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

         F-1. Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

         F-2. Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ or F-1 ratings.

         F-3. Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

         IBCA's description of its three highest short-term debt ratings:

         A+. Obligations supported by the highest capacity for timely repayment.

         A1. Obligations supported by a very strong capacity for timely repayment.

         A2. Obligations supported by a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

Short-Term Loan/Municipal Note Ratings

         Moody's description of its two highest short-term loan/municipal note ratings:

         MIG-1/VMIG-1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

         MIG-2/VMIG-2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

         S&P's description of its two highest municipal note ratings: SP-1. Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

         SP-2. Satisfactory capacity to pay principal and interest.

Short-Term Debt Ratings

         Thomson BankWatch, Inc. ("TBW") ratings are based upon a qualitative and quantitative analysis of all segments of the organization including, where applicable, holding company and operating subsidiaries.

         TBW Ratings do not constitute a recommendation to buy or sell securities of any of these companies. Further, TBW does not suggest specific investment criteria for individual clients.

         The TBW Short-Term Ratings apply to commercial paper, other senior short-term obligations and deposit obligations of the entities to which the rating has been assigned.

         The TBW Short-Term Ratings apply only to unsecured instruments that have a maturity of one year or less.

         The TBW Short-Term Ratings specifically assess the likelihood of an untimely payment of principal or interest.

         TBW-1. The highest category; indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

         TBW-2. The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".

         TBW-3. The lowest investment grade category; indicates that while more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

         TBW-4. The lowest rating category; this rating is regarded as non-investment grade and therefore speculative.

Definitions of Certain Money Market Instruments

Commercial Paper

         Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper normally have maturities of less than nine months and fixed rates of return.

Certificates of Deposit

         Certificates of Deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return. Bankers' Acceptances

         Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity.

U.S. Treasury Obligations

         U.S. Treasury Obligations are obligations issued or guaranteed as to payment of principal and interest by the full faith and credit of the U.S. Government. These obligations may include Treasury bills, notes and bonds, and issues of agencies and instrumentalities of the U.S. Government, provided such obligations are guaranteed as to payment of principal and interest by the full faith and credit of the U.S. Government.

U.S. Government Agency and Instrumentality Obligations

         Obligations issued by agencies and instrumentalities of the U.S. Government include such agencies and instrumentalities as the Government National Mortgage Association, the Export-Import Bank of the United States, the Tennessee Valley Authority, the Farmers Home Administration, the Federal Home Loan Banks, the Federal Intermediate Credit Banks, the Federal Farm Credit Banks, the Federal Land Banks, the Federal Housing Administration, the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, and the Student Loan Marketing Association. Some of these obligations, such as those of the Government National Mortgage Association are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law. A Fund will invest in the obligations of such instrumentalities only when the investment adviser believes that the credit risk with respect to the instrumentality is minimal.



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